UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22127

Columbia Funds Variable Series Trust II

(Exact name of registrant as specified in charter)

225 Franklin Street, Boston, MA 02110

(Address of principal executive offices) (Zip code)

Ryan Larrenaga

c/o Columbia Management Investment Advisers, LLC

225 Franklin Street

Boston, MA 02110

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 345-6611

Date of fiscal year end: December 31

Date of reporting period: December 31, 2016

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

ANNUAL REPORT

December 31, 2016

COLUMBIA VARIABLE PORTFOLIO – BALANCED FUND

Please remember that you may not buy (nor will you own) shares of the Fund directly. The Fund is available through variable annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies as well as qualified pension and retirement plans. Please contact your financial advisor or insurance representative for more information.

COLUMBIA VARIABLE PORTFOLIO – BALANCED FUND

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.

Annual Report 2016

COLUMBIA VARIABLE PORTFOLIO – BALANCED FUND

PERFORMANCE OVERVIEW

Performance Summary

∎	Columbia Variable Portfolio — Balanced Fund (the Fund) Class 3 shares returned 6.41% for the 12-month period that ended December 31, 2016.

∎	The Fund underperformed its Blended Benchmark, which returned 8.31% during the same time period.

∎	The Fund’s equity benchmark, the S&P 500 Index, returned 11.96%, while the Fund’s fixed-income benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index, returned 2.65% during the same period.

∎

The Fund was overweight in stocks for the year, which aided performance as stocks solidly outperformed bonds. However, the Fund’s stock portfolio underperformed its benchmark, the S&P 500 Index, while the Fund’s fixed-income component outperformed the Bloomberg Barclays U.S. Aggregate Bond Index.

Average Annual Total Returns (%) (for period ended December 31, 2016)
	Inception	1 Year	5 Years	10 Years
Class 1*	06/25/14	6.64	10.69	5.43
Class 2*	06/25/14	6.34	10.45	5.23
Class 3	04/30/86	6.41	10.59	5.38
Blended Benchmark		8.31	9.69	6.21
S&P 500 Index		11.96	14.66	6.95
Bloomberg Barclays U.S. Aggregate Bond Index		2.65	2.23	4.34

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your financial advisor or insurance representative.

Performance results reflect the effect of any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.

*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit investor.columbiathreadneedleus.com/investment-products/variable-products/appended-performance for more information.

The Blended Benchmark consists of 60% S&P 500 Index and 40% Bloomberg Barclays U.S. Aggregate Bond Index.

The S&P 500 Index, an unmanaged index, measures the performance of 500 widely held, large-capitalization U.S. stocks and is frequently used as a general measure of market performance.

The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage passthroughs), asset-backed securities, and commercial mortgage-backed securities.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.

2	Annual Report 2016

COLUMBIA VARIABLE PORTFOLIO – BALANCED FUND

PERFORMANCE OVERVIEW (continued)

Performance of a Hypothetical $10,000 Investment (January 1, 2007 — December 31, 2016)

The chart above shows the change in value of a hypothetical $10,000 investment in Class 3 shares of Columbia Variable Portfolio — Balanced Fund during the stated time period, and does not reflect the deduction of taxes, if any, that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The returns also do not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan, if any.

Annual Report 2016	3

COLUMBIA VARIABLE PORTFOLIO – BALANCED FUND

MANAGER DISCUSSION OF FUND PERFORMANCE

Portfolio Management

Leonard Aplet, CFA

Guy Pope, CFA

Brian Lavin, CFA

Gregory Liechty

Ronald Stahl, CFA

Top Ten Holdings (%) (at December 31, 2016)
Apple, Inc.	2.6
Citigroup, Inc.	2.4
JPMorgan Chase & Co.	2.3
U.S. Treasury 02/15/45 2.500%	2.1
Berkshire Hathaway, Inc., Class B	2.0
Alphabet, Inc., Class C	1.9
Microsoft Corp.	1.9
Philip Morris International, Inc.	1.8
Comcast Corp., Class A	1.7
Verizon Communications, Inc.	1.7

Percentages indicated are based upon total investments (excluding Money Market Funds).

For further detail about these holdings, please refer to the section entitled “Portfolio of Investments.”

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

For the 12-month period that ended December 31, 2016, the Fund’s Class 3 shares returned 6.41%. The Fund underperformed its Blended Benchmark, which returned 8.31% during the same time period. The Fund’s equity benchmark, the S&P 500 Index, returned 11.96%, while the Fund’s fixed-income benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index, returned 2.65% during the same period. The Fund was overweight in stocks for the year, which aided performance as stocks solidly outperformed bonds. However, the Fund’s stock portfolio underperformed its benchmark. Individual stock selection within the consumer staples, industrial, and health care sectors generally accounted for the underperformance of the Fund’s equity segment against its benchmark. The Fund’s fixed-income component outperformed its benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index.

U.S. Markets Logged Solid Gains

Global events, political uncertainty and mixed economic data were enough to keep investors off balance in 2016 as financial markets moved sharply in reaction to each significant change on the world stage. Early in the year, concerns about China and oil rattled the equity markets and drove stock prices down in February. After a swift rebound, the U.S. stock market fell again in the early summer in reaction to the U.K. vote to exit the European Union. U.S. Treasury yields also plummeted. Once again, the markets rebounded, but investors again retreated in reaction to mixed economic data and political uncertainty. However, the end of a contentious U.S. Presidential contest eliminated a key element of uncertainty, economic data turned mostly positive and both stocks and bonds rallied through the end of the year.

In December 2016, the Federal Reserve (the Fed) raised the target range of its benchmark interest rate by a quarter of a point, its first such move in a year. The Fed’s action had been widely anticipated and had little or no impact on the financial markets when it occurred. The Fed indicated that it would continue to monitor inflation and the job market in considering future rate hikes. Over the course of the year, the yield curve shifted upward in an almost parallel fashion, with five-year, 10-year and 30-year Treasury yields closing at 1.93%, 2.44% and 3.07%, respectively.

Contributors and Detractors: Equities

An overweight within financials aided returns. Rising interest rates helped investor confidence in the sector. Financials also responded favorably to the possibility of relaxed regulatory control from a new administration. Against this backdrop, the Fund’s position in Morgan Stanley was a standout performer. The company’s focus on improving its return on equity for shareholders gained traction. Other strong performers from the sector included JPMorgan Chase & Co., Berkshire Hathaway and Aon.

Within the consumer discretionary sector, PVH performed well. This retailer of premium clothing brands Tommy Hilfiger and Calvin Klein benefited from robust sales, particularly in Europe. Comcast, a global telecommunications, broadcasting, and cable television conglomerate, was another standout. Despite the challenge of customers dropping cable TV packages and landlines for their phones, Comcast managed to outpace its peers while also maintaining pricing power.

4	Annual Report 2016

COLUMBIA VARIABLE PORTFOLIO – BALANCED FUND

MANAGER DISCUSSION OF FUND PERFORMANCE (continued)

Stock selection within the health care sector was a drag on Fund performance. Uncertainty over the future of the Affordable Care Act and rising concerns about the high price of prescription drugs weighed on many companies with exposure to the health care sector. This included CVS Caremark, in the consumer staples sector. The company came under pressure due to concerns about increased competition within its pharmacy benefit management business. Several biotech and pharmaceutical companies also underperformed, including Abbott Labs, Allergan, and Vertex Pharmaceuticals. Medtronic, a medical technology company, underperformed due to in part to concerns that a potential reduction in the number of Americans with health insurance could reduce demand for medical devices and medical technology.

Stock selection within the industrials sector also hurt performance. The Fund’s preference for defensive industrial companies, such as Dun & Bradstreet and Nielsen, over more cyclical industrial stocks detracted from returns.

Contributors and Detractors: Fixed Income

During the year, the yield curve, which charts U.S. Treasury yields from the very shortest term to 30 years, shifted upward as interest rates rose across the board for the year. When interest rates rise, bond prices typically fall. However, the Fund maintained duration that was shorter, on average, than that of the benchmark, which aided performance as rates rose and helped lift the Fund’s fixed-income returns above the benchmark. Duration is a measure of interest-rate sensitivity, similar to maturity.

Non-Treasury taxable bond sectors produced strong returns relative to similar duration Treasuries, the result of strong investor demand for yield in a global environment of low interest rates. Within structured securities, commercial mortgage-backed securities (CMBS) and AAA auto asset-backed securities (ABS) outperformed. The CMBS sector continued to be the Fund’s largest overweight relative to the fixed-income benchmark in securitized products. Both agency and non-agency AAA CMBS paper was relatively attractive, as commercial real estate fundamentals continued to improve as a whole.

Investors also boosted prices on investment-grade and high-yield corporate bonds. All major investment-grade subsectors posted solid returns above similar-duration Treasuries, led by basic industry, energy and media. The Fund’s small exposure to the high-yield bond sector also contributed to the Fund’s outperformance. At the end of the period, the Fund remained overweight in corporate bonds.

As the yield curve shifted upward during the reporting period, 30-year U.S. mortgage-backed securities (MBS) underperformed similar duration U.S. Treasuries. With their shorter durations, however, 15-year conventional MBS was able to outperform. Similarly, longer duration lower coupon mortgages underperformed their shorter duration higher coupon counterparts. The Fund was underweight in MBS and had a higher weighted coupon relative to the fixed-income benchmark, both of which aided performance.

Portfolio Breakdown (%) (at December 31, 2016)
Asset-Backed Securities — Non-Agency	2.7
Commercial Mortgage-Backed Securities — Agency	2.5
Commercial Mortgage-Backed Securities — Non-Agency	2.3
Common Stocks	60.8
Corporate Bonds & Notes	12.8
Foreign Government Obligations	0.5
Inflation-Indexed Bonds	0.7
Money Market Funds	4.5
Municipal Bonds	0.1
Residential Mortgage-Backed Securities — Agency	8.2
Residential Mortgage-Backed Securities — Non-Agency	1.3
Senior Loans	0.0	(a)
U.S. Government & Agency Obligations	1.3
U.S. Treasury Obligations	2.3
Total	100.0

Percentages indicated are based upon total investments. The Fund’s portfolio composition is subject to change.

(a)	Rounds to zero.

Equity Sector Breakdown (%) (at December 31, 2016)
Consumer Discretionary	12.6
Consumer Staples	9.3
Energy	7.3
Financials	17.9
Health Care	14.3
Industrials	9.5
Information Technology	20.9
Materials	1.9
Real Estate	1.4
Telecommunication Services	3.6
Utilities	1.3
Total	100.0

Percentages indicated are based upon total equity investments. The Fund’s portfolio composition is subject to change.

Annual Report 2016	5

COLUMBIA VARIABLE PORTFOLIO – BALANCED FUND

MANAGER DISCUSSION OF FUND PERFORMANCE (continued)

Although corporate bonds produced returns in excess of Treasuries, the Fund gave up some ground because of its exposure to the non-corporate and banking sectors, which underperformed the rest of the corporate market. However, an underweight in the non-corporate sector helped mitigate this detractor.

At Period’s End

After a volatile 2016, the most obvious challenge in the year ahead will be to assess the potential impact of the incoming administration’s yet-to-be-defined economic policies on markets, sectors and individual companies. As always, we intend to follow our contrarian approach in our equity portfolio to identify solid opportunities for long-term capital growth.

The Fund remained underweight in U.S. government securities relative to the fixed-income benchmark, with an emphasis on ABS and CMBS, which offered attractive spreads. Within the CMBS market, the Fund was weighted toward AAA, super senior paper, as well as current-pay Ginnie Mae, government-backed, project loan tranches. In the corporate sector, where 2016 issuance was the highest on record, the Fund remained overweight in the banking, communications, insurance and electric utility sectors.

6	Annual Report 2016

COLUMBIA VARIABLE PORTFOLIO – BALANCED FUND

UNDERSTANDING YOUR FUND’S EXPENSES

(Unaudited)

As an investor, you incur ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

The information below does not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy (collectively, Contracts) or qualified pension and retirement plan (Qualified Plan), if any. The total fees and expenses you bear may therefore be higher than those shown below.

Analyzing Your Fund’s Expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare With Other Funds” below for details on how to use the hypothetical data.

Compare With Other Funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as redemption or exchange fees, or expenses that apply to the subaccount or the Contract. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If the fees and expenses imposed under your Contract or Qualified Plan, if any, were included, your costs would be higher.

July 1, 2016 – December 31, 2016

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)		Expenses Paid During the Period ($)		Fund’s Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class 1	1,000.00	1,000.00	1,033.90	1,021.05	4.02	3.99	0.79
Class 2	1,000.00	1,000.00	1,032.40	1,019.80	5.28	5.25	1.04
Class 3	1,000.00	1,000.00	1,032.60	1,020.45	4.62	4.60	0.91

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 366.

Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.

Annual Report 2016	7

COLUMBIA VARIABLE PORTFOLIO – BALANCED FUND

PORTFOLIO OF INVESTMENTS

December 31, 2016

(Percentages represent value of investments compared to net assets)

Common Stocks 61.6%
Issuer	Shares	Value ($)
CONSUMER DISCRETIONARY 7.8%
Hotels, Restaurants & Leisure 1.8%

Aramark	84,503	3,018,447

Chipotle Mexican Grill, Inc.(a)	5,985	2,258,260

Marriott International, Inc., Class A	43,421	3,590,049

McDonald’s Corp.	64,935	7,903,888

Royal Caribbean Cruises Ltd.	32,150	2,637,586

Total		19,408,230

Household Durables 0.3%

Newell Brands, Inc.	74,615	3,331,560

Internet & Direct Marketing Retail 0.5%

Expedia, Inc.	29,125	3,299,280

Liberty Interactive Corp., Class A(a)	66,475	1,328,170

Total		4,627,450

Media 2.4%

Comcast Corp., Class A	258,432	17,844,730

Walt Disney Co. (The)	74,670	7,782,107

Total		25,626,837

Specialty Retail 1.9%

Advance Auto Parts, Inc.	13,650	2,308,488

Lowe’s Companies, Inc.	210,579	14,976,379

Michaels Companies, Inc. (The)(a)	128,829	2,634,553

Total		19,919,420

Textiles, Apparel & Luxury Goods 0.9%

Coach, Inc.	161,230	5,646,275

PVH Corp.	43,676	3,941,322

Total		9,587,597

Total Consumer Discretionary		82,501,094

CONSUMER STAPLES 5.7%
Beverages 1.5%

Coca-Cola Co. (The)	138,714	5,751,082

PepsiCo, Inc.	99,015	10,359,940

Total		16,111,022

Food & Staples Retailing 2.5%

CVS Health Corp.	172,130	13,582,778

Kroger Co. (The)	237,725	8,203,890

Walgreens Boots Alliance, Inc.	55,780	4,616,353

Total		26,403,021

Tobacco 1.7%

Philip Morris International, Inc.	199,000	18,206,510

Total Consumer Staples		60,720,553

Common Stocks (continued)
Issuer	Shares	Value ($)
ENERGY 4.5%
Energy Equipment & Services 0.6%

Schlumberger Ltd.	79,805	6,699,630

Oil, Gas & Consumable Fuels 3.9%

Canadian Natural Resources Ltd.	93,300	2,974,404

Chevron Corp.	89,256	10,505,431

ConocoPhillips	162,379	8,141,683

EQT Corp.	41,220	2,695,788

Exxon Mobil Corp.	132,605	11,968,927

Noble Energy, Inc.	129,469	4,927,590

Total		41,213,823

Total Energy		47,913,453

FINANCIALS 11.0%
Banks 5.4%

Citigroup, Inc.	406,743	24,172,736

JPMorgan Chase & Co.	268,020	23,127,446

Wells Fargo & Co.	181,466	10,000,591

Total		57,300,773

Capital Markets 3.4%

Bank of New York Mellon Corp. (The)	279,816	13,257,682

BlackRock, Inc.	5,223	1,987,560

Invesco Ltd.	52,835	1,603,014

Morgan Stanley	396,715	16,761,209

S&P Global, Inc.	19,290	2,074,447

Total		35,683,912

Diversified Financial Services 1.9%

Berkshire Hathaway, Inc., Class B(a)	125,972	20,530,917

Insurance 0.3%

Aon PLC	30,555	3,407,799

Total Financials		116,923,401

HEALTH CARE 8.8%
Biotechnology 2.1%

Alexion Pharmaceuticals, Inc.(a)	26,980	3,301,003

Biogen, Inc.(a)	32,015	9,078,813

Celgene Corp.(a)	65,045	7,528,959

Vertex Pharmaceuticals, Inc.(a)	35,694	2,629,577

Total		22,538,352

Health Care Equipment & Supplies 1.8%

Abbott Laboratories	105,535	4,053,599

Cooper Companies, Inc. (The)	22,725	3,975,284

Medtronic PLC	65,006	4,630,378

Zimmer Biomet Holdings, Inc.	65,115	6,719,868

Total		19,379,129

The accompanying Notes to Financial Statements are an integral part of this statement.

8	Annual Report 2016

COLUMBIA VARIABLE PORTFOLIO – BALANCED FUND

PORTFOLIO OF INVESTMENTS (continued)

December 31, 2016

Common Stocks (continued)
Issuer	Shares	Value ($)
Health Care Providers & Services 1.9%

Anthem, Inc.	50,285	7,229,475

Cardinal Health, Inc.	63,734	4,586,936

CIGNA Corp.	60,680	8,094,105

Total		19,910,516

Pharmaceuticals 3.0%

Allergan PLC(a)	26,605	5,587,316

Johnson & Johnson	111,041	12,793,034

Pfizer, Inc.	394,320	12,807,513

Total		31,187,863

Total Health Care		93,015,860

INDUSTRIALS 5.8%
Air Freight & Logistics 1.4%

FedEx Corp.	78,570	14,629,734

Building Products 0.3%

Johnson Controls International PLC	86,146	3,548,354

Commercial Services & Supplies 0.1%

Stericycle, Inc.(a)	17,480	1,346,659

Electrical Equipment 0.3%

Eaton Corp. PLC	50,844	3,411,124

Industrial Conglomerates 2.7%

General Electric Co.	450,663	14,240,951

Honeywell International, Inc.	126,286	14,630,233

Total		28,871,184

Professional Services 1.0%

Dun & Bradstreet Corp. (The)	26,505	3,215,586

Nielsen Holdings PLC	162,480	6,816,036

Total		10,031,622

Total Industrials		61,838,677

INFORMATION TECHNOLOGY 12.9%
Communications Equipment 0.3%

Palo Alto Networks, Inc.(a)	29,080	3,636,454

Internet Software & Services 4.5%

Akamai Technologies, Inc.(a)	56,800	3,787,424

Alphabet, Inc., Class A(a)	10,974	8,696,346

Alphabet, Inc., Class C(a)	25,108	19,378,857

Facebook, Inc., Class A(a)	133,080	15,310,854

Total		47,173,481

IT Services 1.4%

Fidelity National Information Services, Inc.	70,560	5,337,159

MasterCard, Inc., Class A	87,401	9,024,153

Total		14,361,312

Common Stocks (continued)
Issuer	Shares	Value ($)
Semiconductors & Semiconductor Equipment 1.5%

Broadcom Ltd.	61,999	10,959,563

QUALCOMM, Inc.	69,910	4,558,132

Total		15,517,695

Software 2.7%

Activision Blizzard, Inc.	108,010	3,900,241

Electronic Arts, Inc.(a)	76,763	6,045,854

Microsoft Corp.	306,548	19,048,893

Total		28,994,988

Technology Hardware, Storage & Peripherals 2.5%

Apple, Inc.	229,097	26,534,014

Total Information Technology		136,217,944

MATERIALS 1.2%
Chemicals 1.2%

Monsanto Co.	36,505	3,840,691

Sherwin-Williams Co. (The)	31,958	8,588,393

Total		12,429,084

Total Materials		12,429,084

REAL ESTATE 0.9%
Equity Real Estate Investment Trusts (REITs) 0.9%

American Tower Corp.	85,930	9,081,082

Total Real Estate		9,081,082

TELECOMMUNICATION SERVICES 2.2%
Diversified Telecommunication Services 2.2%

AT&T, Inc.	127,200	5,409,816

Verizon Communications, Inc.	333,510	17,802,764

Total		23,212,580

Total Telecommunication Services		23,212,580

UTILITIES 0.8%
Electric Utilities 0.5%

Edison International	72,302	5,205,021

Multi-Utilities 0.3%

DTE Energy Co.	35,211	3,468,636

Total Utilities		8,673,657

Total Common Stocks (Cost: $571,508,083)		652,527,385

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016	9

COLUMBIA VARIABLE PORTFOLIO – BALANCED FUND

PORTFOLIO OF INVESTMENTS (continued)

December 31, 2016

Corporate Bonds & Notes 13.0%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
AEROSPACE & DEFENSE 0.3%
BAE Systems Holdings, Inc.(b)
10/07/24	3.800%	840,000	860,756

Bombardier, Inc.(b)
12/01/21	8.750%	45,000	47,756

Huntington Ingalls Industries, Inc.(b)
11/15/25	5.000%	7,000	7,271

L-3 Communications Corp.
12/15/26	3.850%	1,275,000	1,267,367

Lockheed Martin Corp.
09/15/21	3.350%	1,200,000	1,239,216

TransDigm, Inc.
10/15/20	5.500%	3,000	3,075
07/15/24	6.500%	45,000	47,081
05/15/25	6.500%	131,000	137,222

TransDigm, Inc.(b)
06/15/26	6.375%	39,000	40,053

Total			3,649,797

AUTOMOTIVE 0.2%
Ford Motor Co.
12/08/26	4.346%	1,500,000	1,515,747

Gates Global LLC/Co.(b)
07/15/22	6.000%	48,000	46,944

IHO Verwaltungs GmbH PIK(b)
09/15/26	4.750%	31,000	29,915

Schaeffler Finance BV(b)
05/15/21	4.250%	65,000	66,300
05/15/23	4.750%	32,000	32,440

ZF North America Capital, Inc.(b)
04/29/25	4.750%	60,000	61,050

Total			1,752,396

BANKING 2.4%
Ally Financial, Inc.
01/27/19	3.500%	16,000	16,080
02/13/22	4.125%	50,000	49,562
05/19/22	4.625%	23,000	23,259
09/30/24	5.125%	27,000	27,472
03/30/25	4.625%	96,000	94,560

BB&T Corp.(c)
05/01/19	1.416%	1,000,000	1,001,404

Bank of America Corp.
01/05/21	5.875%	2,050,000	2,282,419

Bank of New York Mellon Corp. (The)
04/15/21	2.500%	775,000	775,862

Barclays Bank PLC
05/15/24	3.750%	1,000,000	1,008,634

Capital One Financial Corp.
06/15/23	3.500%	1,090,000	1,094,124

Citigroup, Inc.
10/21/26	3.200%	1,900,000	1,816,822

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Credit Suisse AG
09/09/24	3.625%	750,000	755,011

Discover Financial Services
11/21/22	3.850%	1,155,000	1,172,594

Fifth Third Bancorp
03/15/22	3.500%	575,000	589,231

Goldman Sachs Group, Inc. (The)
07/08/24	3.850%	1,950,000	1,985,484

HSBC Holdings PLC
05/25/26	3.900%	1,400,000	1,409,561

Huntington National Bank (The)
06/30/18	2.000%	955,000	955,413

ING Bank NV(b)(c)
03/22/19	2.126%	900,000	911,261

JPMorgan Chase & Co.
08/15/21	4.350%	2,175,000	2,326,804

Morgan Stanley
07/27/26	3.125%	1,900,000	1,815,214

PNC Bank NA Subordinated
01/30/23	2.950%	950,000	936,268

Regions Financial Corp.
02/08/21	3.200%	995,000	1,009,079

State Street Corp.
11/20/23	3.700%	700,000	728,750

Toronto-Dominion Bank (The)
01/22/19	1.950%	750,000	751,155

U.S. Bancorp Subordinated
04/27/26	3.100%	775,000	754,509

Wells Fargo & Co. Subordinated
02/13/23	3.450%	1,525,000	1,530,488

Total			25,821,020

BROKERAGE/ASSET MANAGERS/EXCHANGES —%
E*TRADE Financial Corp.
11/15/22	5.375%	61,000	64,551
09/15/23	4.625%	56,000	57,120

NPF Corp.(b)
07/15/21	9.000%	26,000	27,430

Total			149,101

BUILDING MATERIALS —%
Allegion PLC
09/15/23	5.875%	18,000	19,080

Allegion US Holding Co., Inc.
10/01/21	5.750%	27,000	28,215

American Builders & Contractors Supply Co., Inc.(b)
04/15/21	5.625%	61,000	62,982
12/15/23	5.750%	62,000	63,860

The accompanying Notes to Financial Statements are an integral part of this statement.

10	Annual Report 2016

COLUMBIA VARIABLE PORTFOLIO – BALANCED FUND

PORTFOLIO OF INVESTMENTS (continued)

December 31, 2016

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Beacon Roofing Supply, Inc.
10/01/23	6.375%	86,000	91,752

Eagle Materials, Inc.
08/01/26	4.500%	9,000	8,978

Gibraltar Industries, Inc.
02/01/21	6.250%	13,000	13,390

HD Supply, Inc.(b)
12/15/21	5.250%	15,000	15,825
04/15/24	5.750%	16,000	16,891

Standard Industries, Inc.(b)
02/15/23	5.500%	30,000	31,053

US Concrete, Inc.
06/01/24	6.375%	17,000	17,977

Total			370,003

CABLE AND SATELLITE 0.4%
Altice US Finance I Corp.(b)
07/15/23	5.375%	55,000	57,062
05/15/26	5.500%	68,000	69,360

CCO Holdings LLC/Capital Corp.
09/30/22	5.250%	20,000	20,700

CCO Holdings LLC/Capital Corp.(b)
05/01/23	5.125%	2,000	2,060
04/01/24	5.875%	41,000	43,767
05/01/25	5.375%	168,000	173,040
02/15/26	5.750%	33,000	34,155
05/01/26	5.500%	3,000	3,060
05/01/27	5.875%	22,000	22,825

CSC Holdings LLC
02/15/18	7.875%	38,000	40,090
11/15/21	6.750%	3,000	3,225
06/01/24	5.250%	34,000	33,235

CSC Holdings LLC(b)
10/15/25	6.625%	52,000	56,680
10/15/25	10.875%	123,000	145,755

Cequel Communications Holdings I LLC/Capital Corp.(b)
09/15/20	6.375%	30,000	30,900
12/15/21	5.125%	35,000	35,612
12/15/21	5.125%	9,000	9,158
07/15/25	7.750%	42,000	46,200

DISH DBS Corp.
03/15/23	5.000%	31,000	30,845
11/15/24	5.875%	117,000	120,393
07/01/26	7.750%	89,000	100,347

Hughes Satellite Systems Corp.(b)
08/01/26	5.250%	29,000	28,420

NBCUniversal Media LLC
04/01/41	5.950%	1,000,000	1,232,090

Quebecor Media, Inc.
01/15/23	5.750%	38,000	39,425

Sirius XM Radio, Inc.(b)
04/15/25	5.375%	40,000	39,900

Sky PLC(b)
11/26/22	3.125%	1,000,000	991,875

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Time Warner Cable LLC
05/01/37	6.550%	415,000	469,802

Unitymedia GmbH(b)
01/15/25	6.125%	33,000	33,908

Unitymedia Hessen GmbH & Co. KG NRW(b)
01/15/25	5.000%	103,000	102,485

Videotron Ltd.
07/15/22	5.000%	55,000	56,375

Videotron Ltd.(b)
06/15/24	5.375%	6,000	6,158

Virgin Media Finance PLC(b)
10/15/24	6.000%	31,000	31,930
01/15/25	5.750%	105,000	105,262

Virgin Media Secured Finance PLC(b)
01/15/26	5.250%	26,000	25,675

Ziggo Secured Finance BV(b)
01/15/27	5.500%	86,000	83,833

Total			4,325,607

CHEMICALS 0.4%
Angus Chemical Co.(b)
02/15/23	8.750%	31,000	31,620

Axalta Coating Systems LLC(b)
08/15/24	4.875%	41,000	41,000

Celanese U.S. Holdings LLC
11/15/22	4.625%	925,000	974,523

Chemours Co. (The)
05/15/23	6.625%	36,000	35,640
05/15/25	7.000%	50,000	49,250

Dow Chemical Co. (The)
11/01/29	7.375%	475,000	624,149

Eastman Chemical Co.
01/15/20	2.700%	625,000	628,656

Eco Services Operations LLC/Finance Corp.(b)
11/01/22	8.500%	34,000	36,125

Huntsman International LLC
11/15/20	4.875%	20,000	20,725
11/15/22	5.125%	4,000	4,080

INEOS Group Holdings SA(b)
02/15/19	5.875%	27,000	27,608
08/01/24	5.625%	59,000	58,557

LYB International Finance BV
03/15/44	4.875%	1,000,000	1,035,587

PQ Corp.(b)
11/15/22	6.750%	86,000	92,020

Platform Specialty Products Corp.(b)
05/01/21	10.375%	44,000	48,730
02/01/22	6.500%	42,000	42,315

WR Grace & Co.(b)
10/01/21	5.125%	29,000	30,232
10/01/24	5.625%	36,000	37,800

Total			3,818,617

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016	11

COLUMBIA VARIABLE PORTFOLIO – BALANCED FUND

PORTFOLIO OF INVESTMENTS (continued)

December 31, 2016

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CONSTRUCTION MACHINERY 0.2%
Caterpillar Financial Services Corp.
06/01/22	2.850%	775,000	776,538

Herc Rentals, Inc.(b)
06/01/24	7.750%	4,000	4,205

John Deere Capital Corp.
03/10/20	2.050%	700,000	697,913

United Rentals North America, Inc.
09/15/26	5.875%	73,000	75,099
05/15/27	5.500%	52,000	51,610

Total			1,605,365

CONSUMER CYCLICAL SERVICES —%
APX Group, Inc.
12/01/19	6.375%	27,000	27,776
12/01/20	8.750%	45,000	45,338
12/01/22	7.875%	85,000	92,012

IHS Markit Ltd.(b)
11/01/22	5.000%	52,000	53,950

Interval Acquisition Corp.
04/15/23	5.625%	77,000	78,540

Ritchie Bros. Auctioneers, Inc.(b)
01/15/25	5.375%	46,000	46,920

Total			344,536

CONSUMER PRODUCTS 0.1%
Prestige Brands, Inc.(b)
03/01/24	6.375%	62,000	65,100

Procter & Gamble Co. (The)
02/02/26	2.700%	900,000	885,035

Scotts Miracle-Gro Co. (The)(b)
10/15/23	6.000%	76,000	80,370
12/15/26	5.250%	2,000	2,003

Spectrum Brands, Inc.
12/15/24	6.125%	25,000	26,375
07/15/25	5.750%	75,000	77,812

Springs Industries, Inc.
06/01/21	6.250%	40,000	41,400

Tempur Sealy International, Inc.
10/15/23	5.625%	54,000	55,755
06/15/26	5.500%	30,000	30,150

Valvoline, Inc.(b)
07/15/24	5.500%	41,000	42,435

Total			1,306,435

DIVERSIFIED MANUFACTURING 0.1%
Entegris, Inc.(b)
04/01/22	6.000%	39,000	40,560

Manitowoc Foodservice, Inc.
02/15/24	9.500%	8,000	9,220

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
SPX FLOW, Inc.(b)
08/15/24	5.625%	11,000	11,083
08/15/26	5.875%	38,000	38,000

United Technologies Corp.
06/01/22	3.100%	900,000	925,058

WESCO Distribution, Inc.(b)
06/15/24	5.375%	15,000	15,037

Zekelman Industries, Inc.(b)
06/15/23	9.875%	20,000	22,400

Total			1,061,358

ELECTRIC 1.4%
AES Corp. (The)
07/01/21	7.375%	50,000	55,695
05/15/26	6.000%	28,000	28,420

Arizona Public Service Co.
04/01/42	4.500%	525,000	551,355

CMS Energy Corp.
03/01/24	3.875%	950,000	988,025

Calpine Corp.(b)
01/15/24	5.875%	68,000	70,890

Consolidated Edison Co. of New York, Inc.
12/01/45	4.500%	550,000	583,196

DTE Energy Co.
04/15/33	6.375%	610,000	745,642

Dominion Resources, Inc.
10/01/25	3.900%	800,000	816,754

Dynegy, Inc.
11/01/24	7.625%	16,000	14,760

Emera US Finance LP(b)
06/15/26	3.550%	1,000,000	983,030

Indiana Michigan Power Co.
03/15/37	6.050%	585,000	700,732

NRG Energy, Inc.
07/15/22	6.250%	41,000	41,103
05/01/24	6.250%	21,000	20,423

NRG Energy, Inc.(b)
05/15/26	7.250%	27,000	26,865
01/15/27	6.625%	49,000	46,305

NRG Yield Operating LLC
08/15/24	5.375%	99,000	99,495

Nevada Power Co.
08/01/18	6.500%	650,000	698,988

NextEra Energy Capital Holdings, Inc.
06/15/23	3.625%	725,000	737,118

PPL Capital Funding, Inc.
06/01/23	3.400%	1,000,000	1,006,814

Pacific Gas & Electric Co.
03/01/37	5.800%	700,000	853,980

Progress Energy, Inc.
03/01/31	7.750%	500,000	687,983

The accompanying Notes to Financial Statements are an integral part of this statement.

12	Annual Report 2016

COLUMBIA VARIABLE PORTFOLIO – BALANCED FUND

PORTFOLIO OF INVESTMENTS (continued)

December 31, 2016

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Public Service Co. of Colorado
05/15/25	2.900%	750,000	742,622

Southern California Edison Co.
09/01/40	4.500%	450,000	479,629

Southern Co. (The)
07/01/23	2.950%	1,200,000	1,184,508

TransAlta Corp.
06/03/17	1.900%	840,000	835,800

WEC Energy Group, Inc.
06/15/25	3.550%	950,000	968,174

Xcel Energy, Inc.
12/01/26	3.350%	550,000	550,456

Total			14,518,762

FINANCE COMPANIES 0.2%
AerCap Ireland Capital Ltd./Global Aviation Trust
10/01/21	5.000%	34,000	35,743

Aircastle Ltd.
03/15/21	5.125%	15,000	15,975
02/15/22	5.500%	15,000	15,900
04/01/23	5.000%	10,000	10,200

CIT Group, Inc.
03/15/18	5.250%	66,000	68,392
05/15/20	5.375%	30,000	31,875

CIT Group, Inc.(b)
04/01/18	6.625%	53,000	55,782

GE Capital International Funding Co. Unlimited Co.
11/15/25	3.373%	1,690,000	1,718,013

Navient Corp.
03/25/20	8.000%	5,000	5,547
10/26/20	5.000%	36,000	36,720
07/26/21	6.625%	40,000	42,300
01/25/22	7.250%	35,000	37,056
01/25/23	5.500%	17,000	16,490
10/25/24	5.875%	7,000	6,650

OneMain Financial Holdings LLC(b)
12/15/19	6.750%	13,000	13,618
12/15/21	7.250%	110,000	114,675

Provident Funding Associates LP/Finance Corp.(b)
06/15/21	6.750%	83,000	83,415

Quicken Loans, Inc.(b)
05/01/25	5.750%	48,000	46,680

Springleaf Finance Corp.
12/15/20	8.250%	11,000	11,963
10/01/21	7.750%	7,000	7,385
10/01/23	8.250%	10,000	10,419

Total			2,384,798

FOOD AND BEVERAGE 0.7%
Anheuser-Busch InBev Finance, Inc.
02/01/23	3.300%	1,550,000	1,577,485

Anheuser-Busch InBev Worldwide, Inc.
01/15/42	4.950%	825,000	898,063

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
ConAgra Foods, Inc.
01/25/23	3.200%	935,000	934,133

Constellation Brands, Inc.
11/15/24	4.750%	480,000	509,520

Diageo Investment Corp.
05/11/22	2.875%	864,000	869,181

FAGE International SA/USA Dairy Industry, Inc.(b)
08/15/26	5.625%	29,000	29,073

Kraft Heinz Foods Co.
07/15/22	3.500%	905,000	918,670

Lamb Weston Holdings, Inc.(b)
11/01/24	4.625%	16,000	16,040
11/01/26	4.875%	65,000	64,309

Molson Coors Brewing Co.
05/01/42	5.000%	700,000	731,747

PepsiCo, Inc.
03/05/22	2.750%	560,000	566,625

Pinnacle Foods Finance LLC/Corp.
01/15/24	5.875%	35,000	37,100

Post Holdings, Inc.(b)
12/15/22	6.000%	58,000	60,538
03/15/24	7.750%	35,000	38,850
08/15/26	5.000%	40,000	38,300

Treehouse Foods, Inc.(b)
02/15/24	6.000%	6,000	6,300

WhiteWave Foods Co. (The)
10/01/22	5.375%	29,000	31,755

Total			7,327,689

GAMING 0.1%
Boyd Gaming Corp.
05/15/23	6.875%	17,000	18,275

Boyd Gaming Corp.(b)
04/01/26	6.375%	16,000	17,232

GLP Capital LP/Financing II, Inc.
11/01/23	5.375%	32,000	34,240
04/15/26	5.375%	15,000	15,644

International Game Technology PLC(b)
02/15/22	6.250%	66,000	70,785
02/15/25	6.500%	60,000	64,350

Jack Ohio Finance LLC/1 Corp.(b)
11/15/21	6.750%	55,000	55,687

MGM Growth Properties Operating Partnership LP/Finance Co-Issuer, Inc.(b)
09/01/26	4.500%	17,000	16,320

MGM Growth Properties Operating Partnership LP/MGP Finance Co-Issuer, Inc.(b)
05/01/24	5.625%	17,000	17,808

MGM Resorts International
03/01/18	11.375%	37,000	41,070
10/01/20	6.750%	25,000	27,813
12/15/21	6.625%	25,000	27,937
03/15/23	6.000%	54,000	58,320

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016	13

COLUMBIA VARIABLE PORTFOLIO – BALANCED FUND

PORTFOLIO OF INVESTMENTS (continued)

December 31, 2016

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
09/01/26	4.625%	44,000	42,350

Penn National Gaming, Inc.
11/01/21	5.875%	41,000	42,742

Rivers Pittsburgh Borrower LP/Finance Corp.(b)
08/15/21	6.125%	11,000	11,248

Scientific Games International, Inc.
12/01/22	10.000%	56,000	55,720

Scientific Games International, Inc.(b)
01/01/22	7.000%	53,000	56,842

Seminole Tribe of Florida, Inc.(b)
10/01/20	6.535%	35,000	35,175

SugarHouse HSP Gaming LP/Finance Corp.(b)
06/01/21	6.375%	42,000	41,895

Tunica-Biloxi Gaming Authority(b)(d)
11/15/16	0.000%	27,000	9,450

Total			760,903

HEALTH CARE 0.4%
Acadia Healthcare Co., Inc.
07/01/22	5.125%	8,000	7,950
02/15/23	5.625%	10,000	10,000
03/01/24	6.500%	40,000	40,900

Alere, Inc.(b)
07/01/23	6.375%	23,000	22,856

Amsurg Corp.
07/15/22	5.625%	45,000	46,395

Becton Dickinson and Co.
12/15/24	3.734%	370,000	378,370

Cardinal Health, Inc.
12/15/20	4.625%	625,000	670,278

Change Healthcare Holdings, Inc.
12/31/19	11.000%	21,000	21,735

Change Healthcare Holdings, Inc.(b)
02/15/21	6.000%	19,000	19,855

Covidien International Finance SA
06/15/22	3.200%	775,000	793,557

DaVita, Inc.
08/15/22	5.750%	63,000	65,835
07/15/24	5.125%	27,000	26,933

Envision Healthcare Corp.(b)
12/01/24	6.250%	17,000	17,935

Express Scripts Holding Co.
02/25/26	4.500%	750,000	772,105

Fresenius Medical Care U.S. Finance II, Inc.(b)
10/15/24	4.750%	33,000	33,330

HCA, Inc.
02/15/22	7.500%	100,000	113,500
03/15/24	5.000%	56,000	57,610
04/15/25	5.250%	89,000	92,894
02/15/26	5.875%	30,000	30,900
06/15/26	5.250%	15,000	15,506

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Hologic, Inc.(b)
07/15/22	5.250%	37,000	38,943

MEDNAX, Inc.(b)
12/01/23	5.250%	61,000	62,830

MPH Acquisition Holdings LLC(b)
06/01/24	7.125%	68,000	71,230

McKesson Corp.
12/15/22	2.700%	650,000	635,772

Quintiles IMS, Inc.(b)
05/15/23	4.875%	24,000	24,360
10/15/26	5.000%	67,000	67,167

Sterigenics-Nordion Holdings LLC(b)
05/15/23	6.500%	40,000	40,700

Surgical Care Affiliates, Inc.(b)
04/01/23	6.000%	12,000	12,390

Teleflex, Inc.
06/01/26	4.875%	10,000	9,900

Tenet Healthcare Corp.
06/01/20	4.750%	41,000	41,308
10/01/20	6.000%	20,000	20,950
04/01/21	4.500%	64,000	63,360
06/15/23	6.750%	28,000	24,710

Tenet Healthcare Corp.(b)
01/01/22	7.500%	43,000	44,827

Total			4,396,891

HEALTHCARE INSURANCE 0.3%
Aetna, Inc.
06/15/23	2.800%	1,100,000	1,083,510

Centene Corp.
05/15/22	4.750%	29,000	29,290
02/15/24	6.125%	76,000	80,085
01/15/25	4.750%	13,000	12,691

Molina Healthcare, Inc.
11/15/22	5.375%	54,000	54,540

UnitedHealth Group, Inc.
01/15/27	3.450%	1,600,000	1,625,328

Total			2,885,444

HOME CONSTRUCTION —%
CalAtlantic Group, Inc.
12/15/21	6.250%	36,000	38,790
11/15/24	5.875%	25,000	25,375

Lennar Corp.
06/15/19	4.500%	40,000	41,300

Meritage Homes Corp.
03/01/18	4.500%	35,000	35,525
04/15/20	7.150%	11,000	11,935
06/01/25	6.000%	19,000	19,238

Taylor Morrison Communities, Inc./Monarch, Inc.(b)
04/15/21	5.250%	8,000	8,200
03/01/24	5.625%	46,000	46,460

The accompanying Notes to Financial Statements are an integral part of this statement.

14	Annual Report 2016

COLUMBIA VARIABLE PORTFOLIO – BALANCED FUND

PORTFOLIO OF INVESTMENTS (continued)

December 31, 2016

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Toll Brothers Finance Corp.
11/15/25	4.875%	40,000	39,300

Total			266,123

INDEPENDENT ENERGY 0.6%
Anadarko Petroleum Corp.
09/15/36	6.450%	900,000	1,071,149

Antero Resources Corp.
12/01/22	5.125%	90,000	90,900

Callon Petroleum Co.(b)
10/01/24	6.125%	11,000	11,330

Canadian Natural Resources Ltd.
04/15/24	3.800%	1,150,000	1,146,054

Carrizo Oil & Gas, Inc.
04/15/23	6.250%	143,000	146,575

Chesapeake Energy Corp.(b)
01/15/25	8.000%	26,000	26,520

Concho Resources, Inc.
04/01/23	5.500%	132,000	136,792

Continental Resources, Inc.
04/15/23	4.500%	35,000	34,300
06/01/24	3.800%	45,000	41,513

CrownRock LP/Finance, Inc.(b)
02/15/23	7.750%	90,000	97,200

Denbury Resources, Inc.(b)
05/15/21	9.000%	46,000	49,795

Devon Energy Corp.
07/15/21	4.000%	500,000	516,698

Diamondback Energy, Inc.(b)
11/01/24	4.750%	12,000	11,760
05/31/25	5.375%	103,000	103,587

Extraction Oil & Gas Holdings LLC/Finance Corp.(b)
07/15/21	7.875%	127,000	135,890

Laredo Petroleum, Inc.
01/15/22	5.625%	66,000	66,495
05/01/22	7.375%	11,000	11,399
03/15/23	6.250%	126,000	130,410

Newfield Exploration Co.
01/30/22	5.750%	3,000	3,161
07/01/24	5.625%	51,000	53,168

Noble Energy, Inc.
03/01/41	6.000%	280,000	310,889

Oasis Petroleum, Inc.
01/15/23	6.875%	55,000	56,375

PDC Energy, Inc.(b)
09/15/24	6.125%	59,000	60,327

Parsley Energy LLC/Finance Corp.(b)
06/01/24	6.250%	59,000	62,086
01/15/25	5.375%	53,000	53,180

QEP Resources, Inc.
05/01/23	5.250%	2,000	2,005

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
RSP Permian, Inc.
10/01/22	6.625%	45,000	47,588

RSP Permian, Inc.(b)
01/15/25	5.250%	49,000	49,245

Range Resources Corp.(b)
06/01/21	5.750%	35,000	36,663

SM Energy Co.
06/01/25	5.625%	12,000	11,580
09/15/26	6.750%	48,000	49,440

WPX Energy, Inc.
01/15/22	6.000%	139,000	142,475

Whiting Petroleum Corp.
03/15/21	5.750%	54,000	53,775
04/01/23	6.250%	22,000	22,000

Woodside Finance Ltd.(b)
03/05/25	3.650%	1,100,000	1,074,572

Total			5,916,896

INTEGRATED ENERGY 0.2%
BP Capital Markets PLC
02/10/24	3.814%	1,000,000	1,038,864

Cenovus Energy, Inc.
09/15/23	3.800%	1,000,000	976,033

Petro-Canada
05/15/18	6.050%	565,000	597,094

Total			2,611,991

LEISURE —%
Cedar Fair LP/Canada’s Wonderland Co./Magnum Management Corp.
03/15/21	5.250%	34,000	35,105
06/01/24	5.375%	5,000	5,150

LTF Merger Sub, Inc.(b)
06/15/23	8.500%	33,000	34,155

Live Nation Entertainment, Inc.(b)
11/01/24	4.875%	36,000	36,090

Total			110,500

LIFE INSURANCE 0.4%
American International Group, Inc.
02/15/24	4.125%	1,025,000	1,064,174

Five Corners Funding Trust(b)
11/15/23	4.419%	1,075,000	1,133,983

Metropolitan Life Global Funding I(b)
12/18/26	3.450%	1,100,000	1,109,093

Peachtree Corners Funding Trust(b)
02/15/25	3.976%	1,100,000	1,073,284

Total			4,380,534

LODGING —%
Choice Hotels International, Inc.
07/01/22	5.750%	25,000	26,687

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016	15

COLUMBIA VARIABLE PORTFOLIO – BALANCED FUND

PORTFOLIO OF INVESTMENTS (continued)

December 31, 2016

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Hilton Domestic Operating Co., Inc.(b)
09/01/24	4.250%	23,000	22,310

Hilton Grand Vacations Borrower LLC/Inc.(b)
12/01/24	6.125%	17,000	17,659

Playa Resorts Holding BV(b)
08/15/20	8.000%	73,000	75,555

Total			142,211

MEDIA AND ENTERTAINMENT 0.4%
21st Century Fox America, Inc.
03/15/33	6.550%	600,000	728,338

AMC Networks, Inc.
04/01/24	5.000%	24,000	24,120

Activision Blizzard, Inc.(b)
09/15/23	6.125%	18,000	19,694

CBS Radio, Inc.(b)
11/01/24	7.250%	8,000	8,400

Lamar Media Corp.
02/01/26	5.750%	9,000	9,473

MDC Partners, Inc.(b)
05/01/24	6.500%	103,000	92,700

Match Group, Inc.
06/01/24	6.375%	42,000	44,310

Netflix, Inc.
02/15/22	5.500%	42,000	45,255
02/15/25	5.875%	67,000	72,276

Netflix, Inc.(b)
11/15/26	4.375%	114,000	110,580

Nielsen Finance Co. SARL (The)(b)
10/01/21	5.500%	21,000	21,814

Outfront Media Capital LLC/Corp.
03/15/25	5.875%	84,000	87,780

RELX Capital, Inc.
10/15/22	3.125%	700,000	693,696

Scripps Networks Interactive, Inc.
11/15/24	3.900%	1,025,000	1,041,640

Thomson Reuters Corp.
05/23/43	4.500%	700,000	656,554

Univision Communications, Inc.(b)
05/15/23	5.125%	22,000	21,670
02/15/25	5.125%	65,000	62,156

Total			3,740,456

METALS 0.1%
ArcelorMittal(c)
02/25/22	7.250%	63,000	71,190

Constellium NV(b)
05/15/24	5.750%	63,000	58,905

Freeport-McMoRan, Inc.
03/01/22	3.550%	15,000	13,950
03/15/23	3.875%	30,000	27,525
11/14/24	4.550%	100,000	93,750

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Grinding Media, Inc./MC Canada, Inc.(b)
12/15/23	7.375%	45,000	47,277

HudBay Minerals, Inc.(b)
01/15/23	7.250%	11,000	11,385
01/15/25	7.625%	43,000	44,693

Novelis Corp.(b)
08/15/24	6.250%	19,000	20,140
09/30/26	5.875%	82,000	82,820

Teck Resources Ltd.
07/15/41	6.250%	83,000	79,985

Teck Resources Ltd.(b)
06/01/24	8.500%	30,000	34,575

Vale Overseas Ltd.
01/11/22	4.375%	825,000	810,563

Total			1,396,758

MIDSTREAM 0.6%
Cheniere Corpus Christi Holdings LLC(b)
06/30/24	7.000%	24,000	25,980
03/31/25	5.875%	35,000	35,711

Columbia Pipeline Group, Inc.
06/01/45	5.800%	720,000	827,976

Energy Transfer Equity LP
06/01/27	5.500%	188,000	183,300

Enterprise Products Operating LLC
02/01/41	5.950%	675,000	762,007

Holly Energy Partners LP/Finance Corp.(b)
08/01/24	6.000%	62,000	64,635

Kinder Morgan Energy Partners LP
03/01/44	5.500%	1,175,000	1,197,928

MPLX LP
02/15/23	5.500%	59,000	61,381
07/15/23	4.500%	47,000	47,734
12/01/24	4.875%	73,000	75,168
06/01/25	4.875%	28,000	28,788

Plains All American Pipeline LP/Finance Corp.
01/15/37	6.650%	900,000	982,327

Sabine Pass Liquefaction LLC
04/15/23	5.625%	84,000	89,250

Sabine Pass Liquefaction LLC(b)
06/30/26	5.875%	56,000	60,340
03/15/27	5.000%	43,000	43,376

Tallgrass Energy Partners LP/Finance Corp.(b)
09/15/24	5.500%	14,000	13,895

Targa Resources Partners LP/Finance Corp.
11/15/19	4.125%	12,000	12,150
05/01/23	5.250%	2,000	2,020
11/15/23	4.250%	16,000	15,300
03/15/24	6.750%	28,000	30,030

Targa Resources Partners LP/Finance Corp.(b)
02/01/27	5.375%	79,000	78,210

Tesoro Logistics LP/Finance Corp.
10/15/19	5.500%	8,000	8,460

The accompanying Notes to Financial Statements are an integral part of this statement.

16	Annual Report 2016

COLUMBIA VARIABLE PORTFOLIO – BALANCED FUND

PORTFOLIO OF INVESTMENTS (continued)

December 31, 2016

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
10/15/22	6.250%	53,000	56,180
05/01/24	6.375%	20,000	21,400
01/15/25	5.250%	82,000	83,743

Western Gas Partners LP
07/01/22	4.000%	27,000	27,441
06/01/25	3.950%	42,000	41,414

Williams Companies, Inc. (The)
01/15/23	3.700%	33,000	31,845
06/24/24	4.550%	116,000	115,130

Williams Partners LP
03/04/24	4.300%	1,000,000	1,009,811

Total			6,032,930

NATURAL GAS 0.2%
NiSource Finance Corp.
02/15/44	4.800%	595,000	626,413

Sempra Energy
10/01/22	2.875%	1,226,000	1,214,273

Total			1,840,686

OFFICE REIT 0.1%
Boston Properties LP
02/01/26	3.650%	1,075,000	1,061,580

OIL FIELD SERVICES —%
Nabors Industries, Inc.(b)
01/15/23	5.500%	8,000	8,330

Noble Holding International Ltd.
03/01/21	4.625%	299,000	287,040

Precision Drilling Corp.(b)
12/15/23	7.750%	4,000	4,220

SESI LLC
05/01/19	6.375%	27,000	27,000
12/15/21	7.125%	8,000	8,140

Weatherford International Ltd.
06/15/21	7.750%	48,000	48,480
06/15/23	8.250%	39,000	39,683

Weatherford International Ltd.(b)
02/15/24	9.875%	13,000	13,853

Total			436,746

OTHER INDUSTRY —%
CB Richard Ellis Services, Inc.
03/15/25	5.250%	18,000	18,561

OTHER REIT 0.1%
Duke Realty LP
04/15/23	3.625%	655,000	665,334

Starwood Property Trust, Inc.(b)
12/15/21	5.000%	46,000	46,616

Total			711,950

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
PACKAGING 0.1%
ARD Finance SA PIK(b)
09/15/23	7.125%	26,000	25,675

Ardagh Packaging Finance PLC/Holdings USA, Inc.(b)
01/31/21	6.750%	20,000	20,600
05/15/23	4.625%	36,000	35,708
05/15/24	7.250%	104,000	109,590

Ball Corp.
12/15/20	4.375%	76,000	79,420

Berry Plastics Corp.
05/15/22	5.500%	13,000	13,520
10/15/22	6.000%	24,000	25,380
07/15/23	5.125%	72,000	73,260

Plastipak Holdings, Inc.(b)
10/01/21	6.500%	64,000	66,880

Reynolds Group Issuer, Inc./LLC
10/15/20	5.750%	29,000	29,906

Reynolds Group Issuer, Inc./LLC(b)
07/15/23	5.125%	87,000	88,849
07/15/24	7.000%	55,000	58,472

Reynolds Group Issuer, Inc./LLC(c)
02/15/21	8.250%	8,323	8,593

Signode Industrial Group Luxembourg SA/US, Inc.(b)
05/01/22	6.375%	28,000	27,930

Total			663,783

PHARMACEUTICALS 0.4%
AbbVie, Inc.
05/14/21	2.300%	625,000	612,366

Actavis Funding SCS
03/15/35	4.550%	750,000	742,344

Amgen, Inc.
05/22/24	3.625%	600,000	610,342

Endo Finance LLC/Finco, Inc.(b)(c)
02/01/25	6.000%	45,000	37,687

Grifols Worldwide Operations Ltd.
04/01/22	5.250%	54,000	55,890

Jaguar Holding Co. II/Pharmaceutical Product Development LLC(b)
08/01/23	6.375%	53,000	56,710

Mallinckrodt International Finance SA/CB LLC(b)
10/15/23	5.625%	19,000	17,718
04/15/25	5.500%	4,000	3,580

Roche Holdings, Inc.(b)
09/30/24	3.350%	510,000	522,050

Shire Acquisitions Investments Ireland DAC
09/23/23	2.875%	1,485,000	1,411,779

Valeant Pharmaceuticals International, Inc.(b)
10/15/20	6.375%	25,000	21,438
07/15/21	7.500%	30,000	25,425
12/01/21	5.625%	12,000	9,300
03/01/23	5.500%	17,000	12,750
05/15/23	5.875%	55,000	41,525
04/15/25	6.125%	148,000	111,185

Total			4,292,089

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016	17

COLUMBIA VARIABLE PORTFOLIO – BALANCED FUND

PORTFOLIO OF INVESTMENTS (continued)

December 31, 2016

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
PROPERTY & CASUALTY 0.6%
Alliant Holdings Intermediate LP(b)
08/01/23	8.250%	4,000	4,130

Berkshire Hathaway, Inc.
03/15/23	2.750%	825,000	821,903

CNA Financial Corp.
03/01/26	4.500%	1,000,000	1,045,740

Chubb Corp. (The) Junior Subordinated(c)
04/15/37	6.375%	875,000	822,500

HUB International Ltd.(b)
02/15/21	9.250%	9,000	9,315
10/01/21	7.875%	107,000	113,036

Hartford Financial Services Group, Inc. (The)
04/15/22	5.125%	750,000	831,889

Hub Holdings LLC/Finance, Inc. PIK(b)
07/15/19	8.125%	4,000	3,990

Liberty Mutual Group, Inc.(b)
05/01/22	4.950%	670,000	731,046

Loews Corp.
05/15/23	2.625%	1,300,000	1,263,311

Transatlantic Holdings, Inc.
11/30/39	8.000%	450,000	573,233

Total			6,220,093

RAILROADS 0.1%
Burlington Northern Santa Fe LLC
09/01/24	3.400%	900,000	926,537

CSX Corp.
03/15/44	4.100%	425,000	411,934

Total			1,338,471

REFINING —%
Marathon Petroleum Corp.
03/01/41	6.500%	395,000	422,490

RESTAURANTS —%
BC ULC/New Red Finance, Inc.(b)
01/15/22	4.625%	44,000	44,880
04/01/22	6.000%	28,000	29,260

KFC Holding Co./Pizza Hut Holdings LLC/Taco Bell of America LLC(b)
06/01/26	5.250%	68,000	69,020

Total			143,160

RETAIL REIT 0.2%
Kimco Realty Corp.
06/01/23	3.125%	1,100,000	1,089,050

Simon Property Group LP
02/01/40	6.750%	415,000	553,793

Total			1,642,843

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
RETAILERS 0.3%
Asbury Automotive Group, Inc.
12/15/24	6.000%	28,000	28,630

CVS Health Corp.
07/20/22	3.500%	1,000,000	1,027,494

Dollar Tree, Inc.
03/01/23	5.750%	52,000	55,059

Group 1 Automotive, Inc.
06/01/22	5.000%	12,000	11,850

Group 1 Automotive, Inc.(b)
12/15/23	5.250%	17,000	16,830

Hanesbrands, Inc.(b)
05/15/24	4.625%	22,000	21,340
05/15/26	4.875%	22,000	21,505

Home Depot, Inc. (The)
04/01/26	3.000%	520,000	519,002

Macy’s Retail Holdings, Inc.
07/15/34	6.700%	335,000	365,081

Neiman Marcus Group Ltd. LLC(b)
10/15/21	8.000%	17,000	12,623

Penske Automotive Group, Inc.
12/01/24	5.375%	39,000	38,902
05/15/26	5.500%	15,000	14,812

Rite Aid Corp. Junior Subordinated
02/15/27	7.700%	18,000	22,500

Rite Aid Corp.(b)
04/01/23	6.125%	40,000	43,000

Sally Holdings LLC/Capital, Inc.
12/01/25	5.625%	9,000	9,360

Target Corp.
07/01/24	3.500%	450,000	467,433

Total			2,675,421

TECHNOLOGY 0.5%
Apple, Inc.
05/03/23	2.400%	1,400,000	1,363,205

Camelot Finance SA(b)
10/15/24	7.875%	22,000	22,770

Cisco Systems, Inc.
09/20/26	2.500%	1,100,000	1,046,221

Diamond 1 Finance Corp./Diamond 2 Finance Corp.(b)
06/15/23	5.450%	35,000	37,126
06/15/26	6.020%	65,000	70,414

Equinix, Inc.
04/01/20	4.875%	31,000	31,930
01/01/22	5.375%	22,000	23,100
04/01/23	5.375%	14,000	14,525
01/15/26	5.875%	42,000	44,205

First Data Corp.(b)
08/15/23	5.375%	37,000	38,387
12/01/23	7.000%	84,000	89,460
01/15/24	5.750%	110,000	113,507

The accompanying Notes to Financial Statements are an integral part of this statement.

18	Annual Report 2016

COLUMBIA VARIABLE PORTFOLIO – BALANCED FUND

PORTFOLIO OF INVESTMENTS (continued)

December 31, 2016

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Hewlett Packard Enterprise Co.(b)(c)
10/15/45	6.350%	825,000	833,333

Infor US, Inc.(b)
08/15/20	5.750%	7,000	7,333

Informatica LLC(b)
07/15/23	7.125%	15,000	14,325

Iron Mountain, Inc.(b)
10/01/20	6.000%	30,000	31,650

MSCI, Inc.(b)
11/15/24	5.250%	32,000	33,600
08/15/25	5.750%	35,000	37,188
08/01/26	4.750%	17,000	16,915

Microsemi Corp.(b)
04/15/23	9.125%	37,000	43,105

NXP BV/Funding LLC(b)
06/01/21	4.125%	43,000	44,397
06/15/22	4.625%	25,000	26,188
09/01/22	3.875%	14,000	14,175

Oracle Corp.
04/15/38	6.500%	675,000	881,946

PTC, Inc.
05/15/24	6.000%	49,000	51,695

Qualitytech LP/Finance Corp.
08/01/22	5.875%	31,000	31,543

Riverbed Technology, Inc.(b)
03/01/23	8.875%	20,000	21,100

Sensata Technologies UK Financing Co. PLC(b)
02/15/26	6.250%	44,000	45,980

Solera LLC/Finance, Inc.(b)
03/01/24	10.500%	56,000	63,000

VeriSign, Inc.
05/01/23	4.625%	63,000	63,630
04/01/25	5.250%	26,000	26,650

Zebra Technologies Corp.
10/15/22	7.250%	75,000	81,562

Total			5,264,165

TRANSPORTATION SERVICES 0.1%
Avis Budget Car Rental LLC/Finance, Inc.(b)
03/15/25	5.250%	19,000	17,718

Carlson Travel, Inc.(b)
12/15/23	6.750%	8,000	8,320

ERAC U.S.A. Finance LLC(b)
10/15/37	7.000%	700,000	886,939

Hertz Corp. (The)(b)
10/15/24	5.500%	39,000	34,076

Total			947,053

WIRELESS 0.2%
Rogers Communications, Inc.
11/15/26	2.900%	1,200,000	1,130,462

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
SBA Communications Corp.(b)
09/01/24	4.875%	155,000	153,062

SFR Group SA(b)
05/15/22	6.000%	97,000	99,546
05/01/26	7.375%	75,000	76,875

Sprint Communications, Inc.(b)
03/01/20	7.000%	82,000	88,970

Sprint Corp.
09/15/21	7.250%	30,000	31,875
06/15/24	7.125%	63,000	64,890
02/15/25	7.625%	173,000	181,866

T-Mobile USA, Inc.
04/28/21	6.633%	26,000	27,138
01/15/22	6.125%	9,000	9,495
03/01/23	6.000%	34,000	35,913
04/01/23	6.625%	84,000	89,040
01/15/24	6.500%	21,000	22,523
03/01/25	6.375%	9,000	9,619
01/15/26	6.500%	183,000	197,869

Wind Acquisition Finance SA(b)
04/30/20	6.500%	11,000	11,440
07/15/20	4.750%	43,000	43,322
04/23/21	7.375%	17,000	17,680

Total			2,291,585

WIRELINES 0.6%
AT&T, Inc.
02/15/39	6.550%	1,250,000	1,447,146
08/15/40	6.000%	300,000	329,732

CenturyLink, Inc.
03/15/22	5.800%	46,000	47,018
04/01/24	7.500%	31,000	32,550
04/01/25	5.625%	40,000	38,000

Deutsche Telekom International Finance BV
08/20/18	6.750%	760,000	819,536

Frontier Communications Corp.
09/15/20	8.875%	42,000	44,730
07/01/21	9.250%	8,000	8,400
09/15/22	10.500%	32,000	33,642
04/15/24	7.625%	67,000	59,965
01/15/25	6.875%	26,000	22,035
09/15/25	11.000%	106,000	109,445

Level 3 Communications, Inc.
12/01/22	5.750%	21,000	21,578

Level 3 Financing, Inc.
01/15/21	6.125%	20,000	20,750
08/15/22	5.375%	23,000	23,747
02/01/23	5.625%	19,000	19,475
01/15/24	5.375%	10,000	10,113

Level 3 Financing, Inc.(b)
03/15/26	5.250%	40,000	39,600

Orange SA
07/08/19	5.375%	875,000	942,929

Telecom Italia SpA(b)
05/30/24	5.303%	41,000	40,129

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016	19

COLUMBIA VARIABLE PORTFOLIO – BALANCED FUND

PORTFOLIO OF INVESTMENTS (continued)

December 31, 2016

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Telefonica Emisiones SAU
06/20/36	7.045%	550,000	638,389

Verizon Communications, Inc.
03/15/34	5.050%	1,235,000	1,300,499
11/01/34	4.400%	500,000	493,493

Zayo Group LLC/Capital, Inc.
04/01/23	6.000%	72,000	74,880
05/15/25	6.375%	58,000	60,610

Total			6,678,391

Total Corporate Bonds & Notes (Cost: $136,447,266)			137,726,188

Residential Mortgage-Backed Securities — Agency 8.3%
Federal Home Loan Mortgage Corp.
01/01/45 - 12/01/45	4.000%	9,940,271	10,444,839
10/01/26 - 12/01/45	3.500%	20,885,867	21,472,319
08/01/18 - 05/01/41	5.000%	1,451,930	1,574,250
05/01/39 - 08/01/41	4.500%	3,388,853	3,650,168
07/01/43 - 08/01/43	3.000%	4,758,044	4,750,683
04/01/32	7.000%	65,930	77,428
04/01/32 - 06/01/37	6.000%	484,613	550,473
02/01/17 - 07/01/32	6.500%	613,435	692,802
05/01/18 - 02/01/38	5.500%	712,236	791,880

Federal Home Loan Mortgage Corp.(e)
04/01/46 - 05/01/46	3.500%	9,154,335	9,383,044

Federal National Mortgage Association
04/01/26 - 03/01/46	3.500%	17,982,960	18,589,000
10/01/46	3.000%	796,332	791,963
11/01/26 - 09/01/40	4.000%	3,133,475	3,291,480
03/01/26 - 12/01/32	7.000%	766,407	827,844
06/01/17 - 09/01/32	6.500%	202,810	229,262
02/01/38 - 03/01/38	5.500%	502,910	563,339
02/01/18 - 12/01/28	6.000%	116,251	132,157

Federal National Mortgage Association(e)
11/01/31	3.000%	2,727,135	2,801,101
06/01/46	3.500%	1,755,921	1,801,406

Federal National Mortgage Association(f)
10/01/40	4.500%	735,739	793,208

Government National Mortgage Association
02/15/45	3.500%	4,120,714	4,287,994

Total Residential Mortgage-Backed Securities — Agency
(Cost: $86,896,824)			87,496,640

Residential Mortgage-Backed Securities — Non-Agency 1.3%
Bayview Opportunity Master Fund IVA Trust CMO Series 2016-SPL1 Class A(b)
04/28/55	4.000%	825,000	849,678

COLT Mortgage Loan Trust(b) CMO Series 2016-1 Class A1
05/25/46	3.000%	295,234	298,186

Residential Mortgage-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
COLT Mortgage Loan Trust(b)(c) CMO Series 2016-2 Class A1
09/25/46	2.750%	968,244	973,322

JPMorgan Resecuritization Trust CMO Series 2009-12 Class 9A1(b)(c)
05/26/36	3.058%	128,243	128,252

Mill City Mortgage Trust(b) CMO Series 2015-1 Class A1
06/25/56	2.230%	597,085	597,743
CMO Series 2016-1 Class A1
04/25/57	2.500%	934,429	929,449
Series 2015-2 Class A1
09/25/57	3.000%	1,019,046	1,026,698

New Residential Mortgage Loan Trust CMO Series 2016-3A Class A1(b)
09/25/56	3.750%	659,940	671,628

Springleaf Mortgage Loan Trust(b) CMO Series 2013-2A Class A
12/25/65	1.780%	265,779	264,775
CMO Series 2013-3A Class A
09/25/57	1.870%	630,940	626,985

Towd Point Mortgage Trust(b) CMO Series 15-5 Class A1
05/25/55	3.500%	1,164,317	1,200,937
CMO Series 2015-4 Class A1
04/25/55	3.500%	817,756	839,173
CMO Series 2015-6 Class A1
04/25/55	3.500%	1,202,387	1,227,116
CMO Series 2016-1 Class A1
02/25/55	3.500%	1,260,105	1,299,620
CMO Series 2016-2 Class A1
08/25/55	3.000%	1,394,595	1,425,747
CMO Series 2016-4 Class A1
07/25/56	2.250%	439,093	439,107
Series 2016-3 Class A1
08/25/55	2.250%	741,442	735,478

Total Residential Mortgage-Backed Securities — Non-Agency
(Cost: $13,500,738)			13,533,894

Commercial Mortgage-Backed Securities — Agency 2.5%
Government National Mortgage Association Series 2011-161 Class A
01/16/34	1.738%	406,247	406,102
Series 2012-111 Class AC
04/16/47	2.211%	206,657	207,346
Series 2012-25 Class A
11/16/42	2.575%	1,186,667	1,198,640
Series 2013-12 Class A
10/16/42	1.410%	1,629,441	1,602,258
Series 2013-126 Class AB
04/16/38	1.540%	877,356	862,040
Series 2013-146 Class AH
08/16/40	2.000%	878,386	879,019
Series 2013-17 Class AH
10/16/43	1.558%	875,658	858,926

The accompanying Notes to Financial Statements are an integral part of this statement.

20	Annual Report 2016

COLUMBIA VARIABLE PORTFOLIO – BALANCED FUND

PORTFOLIO OF INVESTMENTS (continued)

December 31, 2016

Commercial Mortgage-Backed Securities — Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Series 2013-194 Class AB
05/16/38	2.250%	570,682	569,929
Series 2013-2 Class AB
12/16/42	1.600%	643,653	639,087
Series 2013-30 Class A
05/16/42	1.500%	1,547,685	1,524,539
Series 2013-32 Class AB
01/16/42	1.900%	558,761	554,009
Series 2013-33 Class A
07/16/38	1.061%	1,682,572	1,650,806
Series 2013-40 Class A
10/16/41	1.511%	927,369	911,614
Series 2013-45 Class A
10/16/40	1.450%	1,886,424	1,858,255
Series 2013-50 Class AH
06/16/39	2.100%	970,584	963,130
Series 2013-57 Class A
06/16/37	1.350%	2,452,776	2,408,297
Series 2013-61 Class A
01/16/43	1.450%	1,052,167	1,027,560
Series 2013-73 Class AE
01/16/39	1.350%	1,594,351	1,569,939
Series 2013-78 Class AB
07/16/39	1.624%	995,518	984,488
Series 2014-24 Class BA
07/16/38	2.100%	932,870	930,398
Series 2014-47 Class AB
08/16/40	2.250%	182,077	182,499
Series 2014-64 Class A
02/16/45	2.200%	633,017	634,270
Series 2014-67 Class AE
05/16/39	2.150%	350,538	354,470
Series 2015-109 Class A
02/16/40	2.528%	544,874	548,037
Series 2015-21 Class A
11/16/42	2.600%	837,113	843,073
Series 2015-5 Class KA
11/16/39	2.500%	479,313	481,026
Series 2015-78 Class A
06/16/40	2.918%	1,221,941	1,235,101
Series 2015-85 Class AF
05/16/44	2.400%	404,488	403,851

Total Commercial Mortgage-Backed Securities — Agency
(Cost: $26,723,080)			26,288,709

Commercial Mortgage-Backed Securities — Non-Agency 2.3%
American Homes 4 Rent Trust(b) Series 2014-SFR2 Class A
10/17/36	3.786%	1,252,443	1,284,694
Series 2014-SFR3 Class A
12/17/36	3.678%	1,394,577	1,421,440
Series 2015-SFR2 Class A
10/17/45	3.732%	759,577	774,625

American Homes 4 Rent Series 2015-SFR1 Class A(b)
04/17/52	3.467%	1,284,869	1,289,041

Commercial Mortgage-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Americold 2010 LLC Trust Series 2010-ARTA Class A1(b)
01/14/29	3.847%	304,666	314,766

Bear Stearns Commercial Mortgage Securities Trust Series 2007-T26 Class A4
01/12/45	5.471%	374,612	375,309

CD Mortgage Trust Series 2007-CD5 Class A4
11/15/44	5.886%	757,215	769,577

CGGS Commercial Mortgage Trust Series 2016-RNDA Class AFX(b)
02/10/33	2.757%	2,325,000	2,317,230

COBALT CMBS Commercial Mortgage Trust(c) Series 2007-C2 Class A3
04/15/47	5.484%	1,586,125	1,590,252
Series 2007-C3 Class A4
05/15/46	5.761%	789,185	798,125

Colony Multifamily Mortgage Trust Series 2014-1 Class A(b)
04/20/50	2.543%	434,751	431,190

Commercial Mortgage Pass-Through Certificates Series 2007-C9 Class A4(c)
12/10/49	5.812%	945,885	953,532

DBUBS Mortgage Trust Series 2011-LC1A Class A3(b)
11/10/46	5.002%	225,000	244,106

General Electric Capital Assurance Co. Series 2003-1 Class A5(b)
05/12/35	5.743%	220,385	234,382

JPMBB Commercial Mortgage Securities Trust Series 2013-C14 Class A2
08/15/46	3.019%	1,145,000	1,169,064

JPMorgan Chase Commercial Mortgage Securities Trust Series 2007-CB18 Class A4
06/12/47	5.440%	69,173	69,125

JPMorgan Chase Commercial Mortgage Securities Trust(b) Series 2009-IWST Class A2
12/05/27	5.633%	500,000	537,677
Series 2010-CNTR Class A2
08/05/32	4.311%	700,000	734,875
Series 2011-C3 Class A4
02/15/46	4.717%	650,000	700,174

LB-UBS Commercial Mortgage Trust Series 2007-C2 Class A3
02/15/40	5.430%	216,753	217,193
Series 2007-C7 Class A3
09/15/45	5.866%	602,364	616,834

Morgan Stanley Bank of America Merrill Lynch Trust Series 2014-C17 Class A1
08/15/47	1.551%	715,412	714,910

Morgan Stanley Capital I Trust Series 2007-IQ13 Class A1A
03/15/44	5.312%	413,666	414,174
Series 2016-BNK2 Class A2
11/15/49	2.454%	975,000	975,405

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016	21

COLUMBIA VARIABLE PORTFOLIO – BALANCED FUND

PORTFOLIO OF INVESTMENTS (continued)

December 31, 2016

Commercial Mortgage-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Morgan Stanley Capital I Trust(b)
Series 2011-C1 Class A4
09/15/47	5.033%	450,000	489,996

Morgan Stanley Re-Remic Trust(b)(c) Series 2009-GG10 Class A4A
08/12/45	5.793%	1,378,142	1,381,469
Series 2010-GG10 Class A4A
08/15/45	5.793%	1,560,879	1,564,778

UBS-Barclays Commercial Mortgage Trust Series 2012-C4 Class A5
12/10/45	2.850%	1,550,000	1,563,921

WF-RBS Commercial Mortgage Trust Series 2012-C9 Class A3
11/15/45	2.870%	925,000	939,150

Total Commercial Mortgage-Backed Securities — Non-Agency
(Cost: $25,159,666)			24,887,014

Asset-Backed Securities — Non-Agency 2.7%
ARI Fleet Lease Trust Series 2015-A Class A2(b)
11/15/18	1.110%	310,212	309,633

Ally Master Owner Trust Series 2012-5 Class A
09/15/19	1.540%	775,000	775,820

American Credit Acceptance Receivables Trust(b) Series 2015-2 Class A
06/12/19	1.570%	58,682	58,685
Series 2015-3 Class A
09/12/19	1.950%	151,431	151,673
Series 2016-1A Class A
05/12/20	2.370%	169,703	170,088
Series 2016-3 Class A
11/12/20	1.700%	774,475	773,881
Series 2016-4 Class A
06/12/20	1.500%	1,755,162	1,752,465

Avis Budget Rental Car Funding AESOP LLC Series 2016-2A Class A(b)
11/20/22	2.720%	800,000	790,237

BMW Vehicle Lease Trust Series 2016-2 Class A2
01/22/19	1.230%	465,000	464,974

CCG Receivables Trust Series 2015-1 Class A2(b)
11/14/18	1.460%	1,236,082	1,233,759

California Republic Auto Receivables Trust Series 2015-1 Class A3
04/15/19	1.330%	323,158	323,049

CarFinance Capital Auto Trust Series 2015-1A Class A(b)
06/15/21	1.750%	218,061	218,142

Conn’s Receivables Funding LLC(b) Series 2016-A Class A
04/16/18	4.680%	170,489	170,859

Asset-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Series 2016-B Class A
10/15/18	3.730%	851,022	853,123

DT Auto Owner Trust Series 2016-4A Class A(b)
11/15/19	1.440%	1,130,929	1,129,476

Diamond Resorts Owner Trust Series 2013-2 Class A(b)
05/20/26	2.270%	203,685	202,268

Exeter Automobile Receivables Trust(b)
Series 2014-3A Class A
01/15/19	1.320%	11,045	11,041
Series 2015-1A Class A
06/17/19	1.600%	118,959	118,967
Series 2015-2A Class A
11/15/19	1.540%	341,936	341,965
Series 2015-3A Class A
03/16/20	2.000%	539,173	540,076
Series 2016-1A Class A
07/15/20	2.350%	336,013	336,327
Series 2016-3A Class A
11/16/20	1.840%	626,749	624,981

Ford Credit Floorplan Master Owner Trust A Series 2016-5 Class 1A
11/15/21	1.950%	1,375,000	1,374,727

GM Financial Automobile Leasing Trust Series 2016-3 Class A3
12/20/19	1.610%	460,000	458,117

Hertz Fleet Lease Funding LP Series 2013-3 Class A(b)(c)
12/10/27	1.214%	61,710	61,721

Hertz Vehicle Financing LLC Series 2016-3A Class A(b)
07/25/20	2.270%	1,025,000	1,014,120

Hilton Grand Vacations Trust(b) Series 2013-A Class A
01/25/26	2.280%	417,397	415,594
Series 2014-AA Class A
11/25/26	1.770%	593,450	582,497

Kubota Credit Owner Trust Series 2016-1A Class A3(b)
07/15/20	1.500%	675,000	668,473

MVW Owner Trust(b)
Series 2015-1A Class A
12/20/32	2.520%	399,106	396,347
Series 2016-1A Class A
12/20/33	2.250%	898,619	880,696

Navient Private Education Loan Trust Series 2015-AA Class A1(b)(c)
12/15/21	1.204%	60,821	60,791

Navitas Equipment Receivables LLC Series 2016-1 Class A2(b)
06/15/21	2.200%	700,000	698,811

New York City Tax Lien Trust Series 2016-A Class A(b)
11/10/29	1.470%	429,515	426,767

The accompanying Notes to Financial Statements are an integral part of this statement.

22	Annual Report 2016

COLUMBIA VARIABLE PORTFOLIO – BALANCED FUND

PORTFOLIO OF INVESTMENTS (continued)

December 31, 2016

Asset-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
OneMain Direct Auto Receivables Trust Series 2016-1A Class A(b)
01/15/21	2.040%	279,192	279,503

PFS Tax Lien Trust Series 2014-1 Class NOTE(b)
05/15/29	1.440%	119,076	118,277

SLM Private Education Loan Trust(b)
Series 2012-A Class A2
01/17/45	3.830%	1,375,000	1,405,901

SLM Private Education Loan Trust(b)(c)
Series 2014-A Class A1
07/15/22	1.304%	176,324	176,240

SLM Student Loan Trust Series 2005-4 Class A3(c)
01/25/27	1.002%	2,114,563	2,092,222

SMART ABS Trust Series 2015-1US Class A3A
09/14/18	1.500%	364,018	363,519

SMB Private Education Loan Trust Series 2015-B Class A1(b)(c)
02/15/23	1.404%	129,408	129,424

Santander Drive Auto Receivables Trust Series 2016-3 Class A2
11/15/19	1.340%	945,000	943,720

Sierra Timeshare Receivables Funding LLC Series 2016-3A Class A(b)
10/20/33	2.430%	1,244,706	1,223,856

TAL Advantage V LLC Series 2014-2A Class A1(b)
05/20/39	1.700%	289,531	285,771

Verizon Owner Trust(b) Series 2016-1A Class A
01/20/21	1.420%	600,000	596,047
Series 2016-2A Class A
05/20/21	1.680%	2,000,000	1,991,943

Westlake Automobile Receivables Trust Series 2016-3A Class A2(b)
10/15/19	1.420%	1,085,000	1,082,868

Total Asset-Backed Securities — Non-Agency
(Cost: $29,188,426)			29,079,441

Inflation-Indexed Bonds 0.7%
UNITED STATES 0.7%
U.S. Treasury Inflation-Indexed Bond
04/15/19	0.125%	7,097,270	7,185,866

Total Inflation-Indexed Bonds
(Cost: $7,109,325)			7,185,866

U.S. Treasury Obligations 2.4%
U.S. Treasury
02/15/45	2.500%	24,255,000	21,604,947
08/15/40	3.875%	3,125,000	3,588,013

Total U.S. Treasury Obligations (Cost: $27,983,607)			25,192,960

U.S. Government & Agency Obligations 1.3%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Federal Farm Credit Banks(c)
03/15/19	0.854%	1,000,000	1,001,760
10/22/18	0.814%	2,240,000	2,240,822

Federal National Mortgage Association
01/21/20	1.625%	11,000,000	11,032,560

Total U.S. Government & Agency Obligations (Cost: $14,251,505)			14,275,142

Foreign Government Obligations(g) 0.5%
CANADA 0.4%
Province of Ontario
02/14/18	1.200%	1,800,000	1,795,930

Province of Quebec
05/14/18	4.625%	1,700,000	1,773,119

Total			3,569,049

MEXICO 0.1%
Petroleos Mexicanos(b)
03/13/27	6.500%	1,300,000	1,340,950

Total Foreign Government Obligations (Cost: $4,857,489)			4,909,999

Municipal Bonds 0.1%
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
ILLINOIS 0.1%
State of Illinois Unlimited General Obligation Bonds Taxable Series 2011
03/01/17	5.365%	1,200,000	1,207,404

Total Municipal Bonds (Cost: $1,205,914)			1,207,404

Senior Loans —%
Borrower	Weighted Average Coupon	Principal Amount ($)	Value ($)
CONSUMER PRODUCTS —%
Serta Simmons Holdings, LLC 2nd Lien Term Loan(c)(h)
11/08/24	9.000%	52,509	52,684

DIVERSIFIED MANUFACTURING —%
Accudyne Industries Borrower SCA/LLC Term Loan(c)(h)
12/13/19	4.000%	37,000	34,926

Manitowoc Foodservice, Inc. Tranche B Term Loan(c)(h)
03/03/23	5.750%	15,231	15,440

Total			50,366

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016	23

COLUMBIA VARIABLE PORTFOLIO – BALANCED FUND

PORTFOLIO OF INVESTMENTS (continued)

December 31, 2016

Senior Loans (continued)
Borrower	Weighted Average Coupon	Principal Amount ($)	Value ($)
INDEPENDENT ENERGY —%
Chesapeake Energy Corp. Tranche A Term Loan(c)(h)
08/23/21	8.500%	40,693	44,236

MEDIA AND ENTERTAINMENT —%
UFC Holdings LLC(c)(h)
1st Lien Term Loan
08/18/23	5.000%	11,000	11,132
2nd Lien Term Loan
08/18/24	8.500%	4,000	4,105

Total			15,237

RETAILERS —%
Rite Aid Corp. Tranche 1 2nd Lien Term Loan(c)(h)
08/21/20	5.750%	34,000	34,198

TECHNOLOGY —%
Ancestry.com Operations, Inc. 2nd Lien Term Loan(c)(h)
10/19/24	9.250%	14,902	15,200

Greeneden U.S. Holdings I, LLC Term Loan(c)(h)
12/01/23	6.250%	15,000	15,253

Senior Loans (continued)
Borrower	Weighted Average Coupon	Principal Amount ($)	Value ($)
Information Resources, Inc.(c)(e)(h) 2nd Lien Term Loan
12/23/24	9.250%	45,000	44,625
Term Loan
12/22/23	5.250%	61,000	61,382

Kronos, Inc. 2nd Lien Term Loan(c)(h)
11/01/24	9.250%	21,000	21,617

Total			158,077

Total Senior Loans
(Cost: $346,013)			354,798

Money Market Funds 4.6%
		Shares	Value ($)
Columbia Short-Term Cash Fund, 0.594%(i)(j)		48,571,521	48,571,521

Total Money Market Funds
(Cost: $48,571,525)			48,571,521

Total Investments
(Cost: $993,749,461)			1,073,236,961

Other Assets & Liabilities, Net			(13,811,783)

Net Assets			1,059,425,178

At December 31, 2016, securities totaling $101,330 were pledged as collateral.

Investments in Derivatives

Futures Contracts Outstanding at December 31, 2016

Long Futures Contracts Outstanding

Contract Description	Number of Contracts	Trading Currency	Notional Market Value ($)	Expiration Date	Unrealized Appreciation ($)	Unrealized (Depreciation) ($)
U.S. Treasury 10-Year Note	11	USD	1,367,094	03/2017	5,995	—
U.S. Treasury 10-Year Note	22	USD	2,734,188	03/2017	—	(13,616)
U.S. Treasury 5-Year Note	33	USD	3,882,914	03/2017	4,034	—

Total			7,984,196		10,029	(13,616)

Notes to Portfolio of Investments

(a)	Non-income producing investment.

(b)	Represents privately placed and other securities and instruments exempt from SEC registration (collectively, private placements), such as Section 4(a)(2) and Rule 144A eligible securities, which are often sold only to qualified institutional buyers. The Fund may invest in private placements determined to be liquid as well as those determined to be illiquid. Private placements may be determined to be liquid under guidelines established by the Fund’s Board of Trustees. At December 31, 2016, the value of these securities amounted to $70,690,998 or 6.67% of net assets.

(c)	Variable rate security.

(d)	Represents securities that have defaulted on payment of interest. The Fund has stopped accruing interest on these securities. At December 31, 2016, the value of these securities amounted to $9,450, which represents less than 0.01% of net assets.

(e)	Security, or a portion thereof, has been purchased on a when-issued or delayed delivery basis.

(f)	This security or a portion of this security has been pledged as collateral in connection with derivative contracts.

The accompanying Notes to Financial Statements are an integral part of this statement.

24	Annual Report 2016

COLUMBIA VARIABLE PORTFOLIO – BALANCED FUND

PORTFOLIO OF INVESTMENTS (continued)

December 31, 2016

Notes to Portfolio of Investments (continued)

(g)	Principal and interest may not be guaranteed by the government.

(h)	Senior loans have interest rates that float periodically based primarily on the London Interbank Offered Rate (“LIBOR”) and other short-term rates. The interest rate shown reflects the weighted average coupon as of December 31, 2016. The interest rate shown for senior loans purchased on a when-issued or delayed delivery basis, if any, reflects an estimated average coupon. Remaining maturities of senior loans may be less than the stated maturities shown as a result of contractual or optional prepayments by the borrower. Such prepayments cannot be predicted.

(i)	The rate shown is the seven-day current annualized yield at December 31, 2016.

(j)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended December 31, 2016 are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds From Sales ($)	Realized Gain (Loss) ($)	Ending Cost ($)	Dividends — Affiliated Issuers ($)	Value ($)
Columbia Short-Term Cash Fund	45,378,772	273,956,407	(270,763,744)	90	48,571,525	222,530	48,571,521

Abbreviation Legend

CMO	Collateralized Mortgage Obligation
PIK	Payment-in-Kind

Currency Legend

USD	US Dollar

Fair Value Measurements

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

∎

Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

∎	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

∎	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Certain investments that have been measured at fair value using the net asset value (NAV) per share (or its equivalent) are not categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to reconcile the fair value hierarchy to the amounts presented in the Portfolio of Investments. The Columbia Short-Term Cash Fund seeks to provide shareholders with maximum current income consistent with liquidity and stability of principal. Columbia Short-Term Cash Fund prices its shares with a floating NAV and no longer seeks to maintain a stable NAV.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016	25

COLUMBIA VARIABLE PORTFOLIO – BALANCED FUND

PORTFOLIO OF INVESTMENTS (continued)

December 31, 2016

Fair Value Measurements (continued)

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The accompanying Notes to Financial Statements are an integral part of this statement.

26	Annual Report 2016

COLUMBIA VARIABLE PORTFOLIO – BALANCED FUND

PORTFOLIO OF INVESTMENTS (continued)

December 31, 2016

Fair Value Measurements (continued)

The following table is a summary of the inputs used to value the Fund’s investments at December 31, 2016:

	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Investments

Common Stocks

Consumer Discretionary	82,501,094	—	—	82,501,094

Consumer Staples	60,720,553	—	—	60,720,553

Energy	47,913,453	—	—	47,913,453

Financials	116,923,401	—	—	116,923,401

Health Care	93,015,860	—	—	93,015,860

Industrials	61,838,677	—	—	61,838,677

Information Technology	136,217,944	—	—	136,217,944

Materials	12,429,084	—	—	12,429,084

Real Estate

Equity Real Estate Investment Trusts (REITs)	9,081,082	—	—	9,081,082

Telecommunication Services	23,212,580	—	—	23,212,580

Utilities	8,673,657	—	—	8,673,657

Total Common Stocks	652,527,385	—	—	652,527,385

Corporate Bonds & Notes	—	137,726,188	—	137,726,188

Residential Mortgage-Backed Securities — Agency	—	87,496,640	—	87,496,640

Residential Mortgage-Backed Securities — Non-Agency	—	13,235,708	298,186	13,533,894

Commercial Mortgage-Backed Securities — Agency	—	26,288,709	—	26,288,709

Commercial Mortgage-Backed Securities — Non-Agency	—	24,887,014	—	24,887,014

Asset-Backed Securities — Non-Agency	—	29,079,441	—	29,079,441

Inflation-Indexed Bonds	—	7,185,866	—	7,185,866

U.S. Treasury Obligations	25,192,960	—	—	25,192,960

U.S. Government & Agency Obligations	—	14,275,142	—	14,275,142

Foreign Government Obligations	—	4,909,999	—	4,909,999

Municipal Bonds	—	1,207,404	—	1,207,404

Senior Loans	—	354,798	—	354,798

Investments measured at net asset value

Money Market Funds	—	—	—	48,571,521

Total Investments	677,720,345	346,646,909	298,186	1,073,236,961

Derivatives

Assets

Futures Contracts	10,029	—	—	10,029

Liabilities

Futures Contracts	(13,616)	—	—	(13,616)

Total	677,716,758	346,646,909	298,186	1,073,233,374

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016	27

COLUMBIA VARIABLE PORTFOLIO – BALANCED FUND

PORTFOLIO OF INVESTMENTS (continued)

December 31, 2016

Fair Value Measurements (continued)

See the Portfolio of Investments for all investment classifications not indicated in the table.

The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets.

Derivative instruments are valued at unrealized appreciation (depreciation).

There were no transfers of financial assets between levels during the period.

The Fund does not hold any significant investments (greater than one percent of net assets) categorized as Level 3.

The Fund’s assets assigned to the Level 3 category are valued utilizing the valuation technique deemed the most appropriate in the circumstances. Certain asset backed securities classified as Level 3 securities are valued using the market approach and utilize single market quotations from broker dealers. The appropriateness of fair values for these securities is monitored on an ongoing basis which may include results of back testing and other control procedures. Significant increases (decreases) to any of these inputs would result in a significantly lower (higher) valuation measurement.

The accompanying Notes to Financial Statements are an integral part of this statement.

28	Annual Report 2016

COLUMBIA VARIABLE PORTFOLIO – BALANCED FUND

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2016

Assets

Investments, at value

Unaffiliated issuers (identified cost $945,177,936)	$1,024,665,440

Affiliated issuers (identified cost $48,571,525)	48,571,521

Total investments (identified cost $993,749,461)	1,073,236,961

Cash	7,501

Receivable for:

Investments sold	8,199,025

Dividends	939,115

Interest	2,296,089

Foreign tax reclaims	23,638

Variation margin	16,758

Prepaid expenses	3,765

Total assets	1,084,722,852

Liabilities

Payable for:

Investments purchased	9,448,489

Investments purchased on a delayed delivery basis	13,981,859

Capital shares purchased	890,737

Management services fees	601,173

Distribution and/or service fees	108,810

Transfer agent fees	52,229

Compensation of board members	72,795

Chief compliance officer expenses	231

Other expenses	141,351

Total liabilities	25,297,674

Net assets applicable to outstanding capital stock	$1,059,425,178

Represented by

Trust capital	$1,059,425,178

Total — representing net assets applicable to outstanding capital stock	$1,059,425,178

Class 1

Net assets	$2,844

Shares outstanding	121

Net asset value per share(a)	$23.46

Class 2

Net assets	$2,826

Shares outstanding	121

Net asset value per share(a)	$23.30

Class 3

Net assets	$1,059,419,508

Shares outstanding	45,238,239

Net asset value per share	$23.42

(a)	Net asset value per share rounds to this amount due to fractional shares outstanding.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016	29

COLUMBIA VARIABLE PORTFOLIO – BALANCED FUND

STATEMENT OF OPERATIONS

Year Ended December 31, 2016

Net investment income

Income:

Dividends — unaffiliated issuers	$12,256,271

Dividends — affiliated issuers	222,530

Interest	9,290,688

Foreign taxes withheld	(27,193)

Total income	21,742,296

Expenses:

Management services fees	6,924,695

Distribution and/or service fees

Class 2	7

Class 3	1,247,237

Transfer agent fees

Class 1	2

Class 2	2

Class 3	598,658

Compensation of board members	28,682

Custodian fees	46,120

Printing and postage fees	194,056

Audit fees	38,696

Legal fees	16,472

Chief compliance officer expenses	231

Other	24,892

Total expenses	9,119,750

Net investment income	12,622,546

Realized and unrealized gain (loss) — net

Net realized gain (loss) on:

Investments — unaffiliated issuers	30,366,942

Investments — affiliated issuers	90

Foreign currency translations	1,928

Futures contracts	(70,421)

Net realized gain	30,298,539

Net change in unrealized appreciation (depreciation) on:

Investments — unaffiliated issuers	19,096,584

Investments — affiliated issuers	(4)

Foreign currency translations	(508)

Futures contracts	3,168

Net change in unrealized appreciation	19,099,240

Net realized and unrealized gain	49,397,779

Net increase in net assets resulting from operations	$62,020,325

The accompanying Notes to Financial Statements are an integral part of this statement.

30	Annual Report 2016

COLUMBIA VARIABLE PORTFOLIO – BALANCED FUND

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2016	Year Ended December 31, 2015
Operations

Net investment income	$12,622,546	$24,428,439

Net realized gain	30,298,539	40,976,058

Net change in unrealized appreciation (depreciation)	19,099,240	(48,812,649)

Net increase in net assets resulting from operations	62,020,325	16,591,848

Increase (decrease) in net assets from capital stock activity	32,953,495	(25,118,019)

Total increase (decrease) in net assets	94,973,820	(8,526,171)

Net assets at beginning of year	964,451,358	972,977,529

Net assets at end of year	$1,059,425,178	$964,451,358

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016	31

COLUMBIA VARIABLE PORTFOLIO – BALANCED FUND

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Year Ended December 31, 2016		Year Ended December 31, 2015
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity

Class 3 shares

Subscriptions	2,766,749	63,086,016	1,002,127	21,953,420

Redemptions	(1,350,522)	(30,132,521)	(2,143,320)	(47,071,439)

Net increase (decrease)	1,416,227	32,953,495	(1,141,193)	(25,118,019)

Total net increase (decrease)	1,416,227	32,953,495	(1,141,193)	(25,118,019)

The accompanying Notes to Financial Statements are an integral part of this statement.

32	Annual Report 2016

COLUMBIA VARIABLE PORTFOLIO – BALANCED FUND

FINANCIAL HIGHLIGHTS

The following tables are intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect any fees and expenses imposed under your Contract and/or Qualified Plan, as applicable; such fees and expenses would reduce the total returns for all periods shown. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

	Year Ended December 31,
Class 1	2016	2015	2014(a)
Per share data
Net asset value, beginning of period	$22.00	$21.59	$20.62

Income from investment operations:

Net investment income	0.33	0.59 (b)	0.12

Net realized and unrealized gain (loss)	1.13	(0.18)	0.85

Total from investment operations	1.46	0.41	0.97

Net asset value, end of period	$23.46	$22.00	$21.59

Total return	6.64%	1.90%	4.71%

Ratios to average net assets(c)

Total gross expenses	0.79%	0.76%	0.78	%(d)

Total net expenses(e)	0.79%	0.76%	0.78	%(d)

Net investment income	1.40%	2.69%	1.04	%(d)

Supplemental data

Net assets, end of period (in thousands)	$3	$3	$3

Portfolio turnover	65%	89%	94%

Notes to Financial Highlights

(a)	Based on operations from June 25, 2014 (commencement of operations) through the stated period end.

(b)	Net investment income per share includes special dividends. The effect of these dividends amounted to $0.33 per share.

(c)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(d)	Annualized.

(e)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016	33

COLUMBIA VARIABLE PORTFOLIO – BALANCED FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended December 31,
Class 2	2016	2015	2014(a)
Per share data
Net asset value, beginning of period	$21.91	$21.56	$20.62

Income from investment operations:

Net investment income	0.27	0.53 (b)	0.09

Net realized and unrealized gain (loss)	1.12	(0.18)	0.85

Total from investment operations	1.39	0.35	0.94

Net asset value, end of period	$23.30	$21.91	$21.56

Total return	6.34%	1.62%	4.56%

Ratios to average net assets(c)

Total gross expenses	1.04%	1.01%	1.03	%(d)

Total net expenses(e)	1.04%	1.01%	1.03	%(d)

Net investment income	1.16%	2.43%	0.78	%(d)

Supplemental data

Net assets, end of period (in thousands)	$3	$3	$3

Portfolio turnover	65%	89%	94%

Notes to Financial Highlights

(a)	Based on operations from June 25, 2014 (commencement of operations) through the stated period end.

(b)	Net investment income per share includes special dividends. The effect of these dividends amounted to $0.33 per share.

(c)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(d)	Annualized.

(e)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

34	Annual Report 2016

COLUMBIA VARIABLE PORTFOLIO – BALANCED FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended December 31,
Class 3	2016	2015	2014	2013	2012
Per share data
Net asset value, beginning of period	$22.01	$21.64	$19.65	$16.18	$14.16

Income from investment operations:

Net investment income	0.29	0.55 (a)	0.21	0.19	0.24

Net realized and unrealized gain (loss)	1.12	(0.18)	1.78	3.28	1.78

Total from investment operations	1.41	0.37	1.99	3.47	2.02

Net asset value, end of period	$23.42	$22.01	$21.64	$19.65	$16.18

Total return	6.41%	1.71%	10.13%	21.45%	14.26%

Ratios to average net assets(b)

Total gross expenses	0.91%	0.94%	0.92%	0.93%	0.92%

Total net expenses(c)	0.91%	0.92%	0.92%	0.89%	0.80%

Net investment income	1.27%	2.51%	1.02%	1.08%	1.57%

Supplemental data

Net assets, end of period (in thousands)	$1,059,420	$964,446	$972,972	$948,462	$847,579

Portfolio turnover	65%	89%	94%	129%	127%

Notes to Financial Highlights

(a)	Net investment income per share includes special dividends. The effect of these dividends amounted to $0.33 per share.

(b)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(c)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016	35

COLUMBIA VARIABLE PORTFOLIO – BALANCED FUND

NOTES TO FINANCIAL STATEMENTS

December 31, 2016

Note 1. Organization

Columbia Variable Portfolio — Balanced Fund (the Fund), a series of Columbia Funds Variable Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund offers Class 1, Class 2 and Class 3 shares to separate accounts funding variable annuity contracts and variable life insurance policies (collectively, Contracts) issued by affiliated and unaffiliated life insurance companies as well as qualified pension and retirement plans (Qualified Plans) and other qualified institutional investors (Qualified Investors) authorized by Columbia Management Investment Distributors, Inc. (the Distributor). You may not buy (nor will you own) shares of the Fund directly. You may invest by participating in a Qualified Plan or by buying a Contract and making allocations to the Fund. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own cost structure and other features.

Note 2. Summary of Significant Accounting Policies

Basis of Preparation

The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services — Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation

All equity securities are valued at the close of business of the New York Stock Exchange. Equity securities are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.

Debt securities generally are valued by pricing services approved by the Board of Trustees based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques that take into account, as applicable, factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as approved independent broker-dealer quotes. Debt securities for which quotations are not readily available or not believed to be reflective of market value may also be valued based upon a bid quote from an approved independent broker-dealer. Debt securities maturing in 60 days or less are valued primarily at amortized cost value, unless this method results in a valuation that management believes does not approximate market value.

Asset- and mortgage-backed securities are generally valued by pricing services, which utilize pricing models that incorporate the securities’ cash flow and loan performance data. These models also take into account available market data, including trades, market quotations, and benchmark yield curves for identical or similar securities. Factors used to identify similar securities may include, but are not limited to, issuer, collateral type, vintage, prepayment speeds, collateral performance, credit ratings, credit enhancement and expected life. Asset-backed securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quote from an approved independent broker-dealer.

Senior loan securities for which reliable market quotations are readily available are generally valued by pricing services at the average of the bids received.

Foreign equity securities are valued based on the closing price on the foreign exchange in which such securities

36	Annual Report 2016

COLUMBIA VARIABLE PORTFOLIO – BALANCED FUND

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2016

are primarily traded. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. In those situations, foreign securities will be fair valued pursuant to a policy adopted by the Board of Trustees, including, if available, utilizing a third party pricing service to determine these fair values. The third party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the New York Stock Exchange. The fair value of a security is likely to be different from the quoted or published price, if available.

Investments in open-end investment companies, including money market funds, are valued at their latest net asset value.

Futures and options on futures contracts are valued based upon the settlement price at the close of regular trading on their principal exchanges or, in the absence of transactions, at the mean of the latest quoted bid and ask prices.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security.

The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.

GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition,

investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.

Foreign Currency Transactions and Translations

The values of all assets and liabilities denominated in foreign currencies are generally translated into U.S. dollars at exchange rates determined at the close of regular trading on the New York Stock Exchange. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.

Derivative Instruments

The Fund invests in certain derivative instruments, as detailed below, to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more securities, currencies, commodities, indices, or other assets or instruments. Derivatives may be used to increase investment flexibility (including to maintain cash reserves while maintaining desired exposure to certain assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligations under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell or terminate, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.

Annual Report 2016	37

COLUMBIA VARIABLE PORTFOLIO – BALANCED FUND

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2016

A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform its obligations under the contract. The Fund’s risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty, plus any replacement costs or related amounts. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the clearinghouse or central counterparty (CCP) provides some protection in the case of clearing member default. The clearinghouse or CCP stands between the buyer and the seller of the contract; therefore, additional counterparty credit risk is failure of the clearinghouse or CCP. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker’s customer account. While brokers are required to segregate customer margin from their own assets, in the event that a broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker for all its clients, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s customers (including the Fund), potentially resulting in losses to the Fund.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivatives contract counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting), including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset or netting in bankruptcy, insolvency or other events.

Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the clearinghouse or CCP for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms are contract specific for over-the-counter derivatives. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

Certain ISDA Master Agreements allow counterparties of over-the-counter derivatives transactions to terminate derivatives contracts prior to maturity in the event the Fund’s net asset value declines by a stated percentage over a specified time period or if the Fund fails to meet certain terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty. The Fund also has termination rights if the counterparty fails to meet certain terms of the ISDA Master Agreement. In addition to considering counterparty credit risk, the Fund would consider terminating the derivatives contracts based on whether termination would result in a net liability owed from the counterparty.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.

Futures Contracts

Futures contracts are exchange-traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to manage the duration and yield curve exposure of the Fund versus the benchmark and to manage exposure to movements in interest rates. These instruments may be used for other purposes in

38	Annual Report 2016

COLUMBIA VARIABLE PORTFOLIO – BALANCED FUND

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2016

future periods. Upon entering into futures contracts, the Fund bears risks that it may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.

Upon entering into a futures contract, the Fund deposits cash or securities with the broker, known as a futures commission merchant (FCM), in an amount sufficient to meet the initial margin requirement. The initial margin deposit must be maintained at an established level over the life of the contract. Cash deposited as initial margin is recorded in the Statement of Assets and Liabilities as margin deposits. Securities deposited as initial margin are designated in the Portfolio of Investments. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.

Effects of Derivative Transactions in the Financial Statements

The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Statement of Operations, including realized and unrealized gains (losses). The derivative instrument schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.

The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at December 31, 2016:

	Asset Derivatives
Risk Exposure Category	Statement of Assets and Liabilities Location	Fair Value ($)
Interest rate risk	Component of trust capital — unrealized appreciation on futures contracts	10,029	*

	Liability Derivatives
Risk Exposure Category	Statement of Assets and Liabilities Location	Fair Value ($)
Interest rate risk	Component of trust capital — unrealized depreciation on futures contracts	13,616	*

*	Includes cumulative appreciation (depreciation) as reported in the tables following the Portfolio of Investments. Only the current day’s variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.

The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the year ended December 31, 2016:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Risk Exposure Category	Futures Contracts ($)
Interest rate risk	(70,421)
Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Risk Exposure Category	Futures Contracts ($)
Interest rate risk	3,168

The following table provides a summary of the average outstanding volume by derivative instrument for the year ended December 31, 2016:

Derivative Instrument	Average Notional Amounts ($)*
Futures contracts — Long	10,657,338

*	Based on the ending quarterly outstanding amounts for the year ended December 31, 2016.

Investments in Senior Loans

The Fund may invest in senior loan assignments. When the Fund purchases an assignment of a senior loan, the Fund typically has direct rights against the borrower; provided, however, that the Fund’s rights may be more limited than the lender from which it acquired the assignment and the Fund may be able to enforce its rights only through an administrative agent. Although certain senior loan assignments are secured by collateral, the Fund could experience delays or limitations in realizing such collateral or have its interest subordinated to other indebtedness of the obligor. In the event that the administrator or collateral agent of a loan becomes insolvent, enters into receivership or bankruptcy, the Fund may incur costs and delays in realizing payment or may suffer a loss of principal and/or interest. The risk of loss is greater for unsecured or subordinated loans. In addition, senior loan assignments are vulnerable to market, economic or other conditions or

Annual Report 2016	39

COLUMBIA VARIABLE PORTFOLIO – BALANCED FUND

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2016

events that may reduce the demand for senior loan assignments and certain senior loan assignments which were liquid, when purchased, may become illiquid.

The Fund may enter into senior loan assignments where all or a portion of the loan may be unfunded. The Fund is obligated to fund these commitments at the borrower’s discretion. These commitments are generally traded and priced in the same manner as other senior loan securities and are disclosed as unfunded senior loan commitments in the Fund’s Portfolio of Investments with a corresponding payable for investments purchased. The Fund designates cash or liquid securities to cover these commitments.

Asset- and Mortgage-Backed Securities

The Fund may invest in asset-backed and mortgage-backed securities. The maturity dates shown represent the original maturity of the underlying obligation. Actual maturity may vary based upon prepayment activity on these obligations. All, or a portion, of the obligation may be prepaid at any time because the underlying asset may be prepaid. As a result, decreasing market interest rates could result in an increased level of prepayment. An increased prepayment rate will have the effect of shortening the maturity of the security. Unless otherwise noted, the coupon rates presented are fixed rates.

Delayed Delivery Securities

The Fund may trade securities on other than normal settlement terms, including securities purchased or sold on a “when-issued” basis. This may increase risk to the Fund since the other party to the transaction may fail to deliver, which could cause the Fund to subsequently invest at less advantageous prices. The Fund designates cash or liquid securities in an amount equal to the delayed delivery commitment.

To be Announced Securities

The Fund may trade securities on a To Be Announced (TBA) basis. As with other delayed-delivery transactions, a seller agrees to issue a TBA security at a future date. However, the seller does not specify the particular securities to be delivered. Instead, the Fund agrees to accept any security that meets specified terms.

In some cases, Master Securities Forward Transaction Agreements (MSFTAs) may be used to govern transactions of certain forward-settling agency mortgage-backed securities, such as delayed-delivery and TBAs, between the Fund and counterparty. The MSFTA maintains provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral relating to such transactions.

Mortgage Dollar Roll Transactions

The Fund may enter into mortgage “dollar rolls” in which the Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar but not identical securities (same type, coupon and maturity) on a specified future date. During the roll period, the Fund loses the right to receive principal and interest paid on the securities sold. However, the Fund will benefit because it receives negotiated amounts in the form of reductions of the purchase price for the future purchase plus the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. The Fund records the incremental difference between the forward purchase and sale of each forward roll as a realized gain or loss. Unless any realized gains exceed the income, capital appreciation, and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique will diminish the investment performance of the Fund compared to what the performance would have been without the use of mortgage dollar rolls. All cash proceeds will be invested in instruments that are permissible investments for the Fund. The Fund identifies cash or liquid securities in an amount equal to the forward purchase price.

For financial reporting and tax purposes, the Fund treats “to be announced” mortgage dollar rolls as two separate transactions, one involving the purchase of a security and a separate transaction involving a sale. These transactions may increase the Fund’s portfolio turnover rate. The Fund does not currently enter into mortgage dollar rolls that are accounted for as financing transactions.

Mortgage dollar rolls involve the risk that the market value of the securities the Fund is obligated to repurchase may decline below the repurchase price, or that the counterparty may default on its obligations.

Treasury Inflation Protected Securities

The Fund may invest in treasury inflation protected securities (TIPS). The principal amount of TIPS is adjusted periodically and is increased for inflation or decreased for deflation based on a monthly published index. These adjustments are recorded as interest income in the Statement of Operations. Coupon payments are based on the adjusted principal at the time the interest is paid.

40	Annual Report 2016

COLUMBIA VARIABLE PORTFOLIO – BALANCED FUND

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2016

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Trade date for senior loans purchased in the primary market is the date on which the loan is allocated. Trade date for senior loans purchased in the secondary market is the date on which the transaction is entered into.

Income Recognition

Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted. The Fund classifies gains and losses realized on prepayments received on mortgage-backed securities as adjustments to interest income.

The Fund may place a debt security on non-accrual status and reduce related interest income when it becomes probable that the interest will not be collected and the amount of uncollectible interest can be reasonably estimated. A defaulted debt security is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured.

Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.

The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange traded funds, other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information on the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by the Fund’s management. Management’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.

Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.

The value of additional securities received as an income payment is recorded as income and increases the cost basis of such securities.

The Fund may receive other income from senior loans, including amendment fees, consent fees and commitment fees. These fees are recorded as income when received by the Fund. These amounts are included in Interest Income in the Statement of Operations.

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

The Fund is treated as a partnership for federal income tax purposes, and the Fund does not expect to make regular distributions. The Fund will not be subject to federal income tax, and therefore, there is no provision for federal income taxes. The partners of the Fund are subject to tax on their distributive share of the Fund’s income and loss. The components of the Fund’s net assets are reported at the partner-level for federal income tax purposes, and therefore, are not presented in the Statement of Assets and Liabilities.

Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant

Annual Report 2016	41

COLUMBIA VARIABLE PORTFOLIO – BALANCED FUND

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2016

court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Foreign Taxes

The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.

Guarantees and Indemnifications

Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Investment Company Reporting Modernization

In October 2016, the U.S. Securities and Exchange Commission adopted new rules and forms, and amendments to certain current rules and forms, to modernize reporting and disclosure of information by registered investment companies. The amendments to Regulation S-X will require standardized, enhanced disclosure about derivatives in investment company financial statements, and will also change the rules governing the form and content of such financial statements. The amendments to Regulation S-X take effect on August 1, 2017. At this time, management is assessing the anticipated impact of these regulatory developments.

Note 3. Fees and Other Transactions with Affiliates

Management Services Fees

Effective May 1, 2016, the Fund entered into a Management Agreement with Columbia Management

Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to a percentage of the Fund’s average daily net assets that declines from 0.72% to 0.52% as the Fund’s net assets increase. Prior to May 1, 2016, the Fund paid the Investment Manager an annual fee for advisory services under an Investment Management Services Agreement and a separate annual fee for administrative and accounting services under an Administrative Services Agreement. The effective management services fee rate for the year ended December 31, 2016 (reflecting all advisory and administrative services fees paid to the Investment Manager) was 0.69% of the Fund’s average daily net assets. For the period from January 1, 2016 through April 30, 2016, the investment advisory services fee paid to the Investment Manager was $1,982,606, and the administrative services fee paid to the Investment Manager was $178,901.

Other Expenses

Other expenses are for, among other things, miscellaneous expenses of the Fund or the Board of Trustees, including payments to Board Services Corp., a company providing limited administrative services to the Fund and the Board of Trustees. That company’s expenses include boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. For the year ended December 31, 2016, other expenses paid by the Fund to this company were $663.

Compensation of Board Members

Board of Trustees members, who are not officers or employees of the Investment Manager or Ameriprise Financial, are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Plan), these Board of Trustees members may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan. All amounts payable under the Plan constitute a general unsecured obligation of the Fund.

42	Annual Report 2016

COLUMBIA VARIABLE PORTFOLIO – BALANCED FUND

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2016

Compensation of Chief Compliance Officer

The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund is allocated a portion of the expenses associated with the Chief Compliance Officer based on relative net assets of the Trust.

Transfer Agency Fees

The Fund has a Transfer and Dividend Disbursing Agent Agreement with Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial. The annual fee rate under this agreement is 0.06% of the Fund’s average daily net assets attributable to each share class.

Distribution Fees

The Fund has an agreement with the Distributor, an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution services. Under a Plan and Agreement of Distribution, the Fund pays a fee at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Class 2 shares and an annual rate of up to 0.125% of the Fund’s average daily net assets attributable to Class 3 shares. The Fund pays no distribution and service fees for Class 1 shares.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rates as a percentage of the class’ average daily net assets:

Fee Rates Contractual through April 30, 2017
Class 1	0.790%
Class 2	1.040
Class 3	0.915

Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend and interest expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.

Note 4. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $667,879,032 and $616,681,074, respectively, for the year ended December 31, 2016, of which $178,338,476 and $151,164,273, respectively, were U.S. government securities. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.

Note 5. Affiliated Money Market Fund

The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends — affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. Effective October 1, 2016, the Affiliated MMF prices its shares with a floating net asset value (NAV) and no longer seeks to maintain a stable NAV. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.

Annual Report 2016	43

COLUMBIA VARIABLE PORTFOLIO – BALANCED FUND

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2016

Note 6. Line of Credit

The Fund has access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., HSBC Bank USA, N.A. and JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility agreement, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, that permits collective borrowings up to $1 billion. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations.

The Fund had no borrowings during the year ended December 31, 2016.

Note 7. Significant Risks

Credit Risk

Credit risk is the risk that the value of debt securities in the Fund’s portfolio may decline because the issuer may default and fail to pay interest or repay principal when due. Rating agencies assign credit ratings to debt securities to indicate their credit risk. Lower rated or unrated debt securities held by the Fund may present increased credit risk as compared to higher-rated debt securities.

Interest Rate Risk

Interest rate risk is the risk of losses attributable to changes in interest rates. In general, if prevailing interest rates rise, the values of debt securities tend to fall, and if interest rates fall, the values of debt securities tend to rise. Actions by governments and central banking authorities can result in increases in interest rates. Increasing interest rates may negatively affect the value of debt securities held by the Fund, resulting in a negative impact on the Fund’s performance and net asset value per share. In general, the longer the maturity or duration of a debt security, the greater its sensitivity to changes in interest rates.

Liquidity Risk

Liquidity risk is the risk associated with a lack of marketability of investments which may make it difficult to sell the investment at a desirable time or price. Changing regulatory, market or other conditions or environments (for example, the interest rate or credit environments) may adversely affect the liquidity of the Fund’s investments. The Fund may have to accept a lower selling price for the holding, sell other investments, or forego another, more appealing investment opportunity. Generally, the less liquid the market at the time the Fund sells a portfolio investment, the greater the risk of loss or decline of value to the Fund. A less liquid market can lead to an increase in Fund redemptions, which may negatively impact Fund performance and net asset value per share, including, for example, if the Fund is forced to sell securities in a down market.

Shareholder Concentration Risk

At December 31, 2016, affiliated shareholders of record owned 100.0% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid or more liquid positions, resulting in Fund losses and the Fund holding a higher percentage of less liquid or illiquid securities. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.

Note 8. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Note 9. Information Regarding Pending and Settled Legal Proceedings

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the

44	Annual Report 2016

COLUMBIA VARIABLE PORTFOLIO – BALANCED FUND

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2016

subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

Annual Report 2016	45

COLUMBIA VARIABLE PORTFOLIO – BALANCED FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of Columbia Funds Variable Series Trust II and the Shareholders of

Columbia Variable Portfolio — Balanced Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Variable Portfolio — Balanced Fund (the “Fund,” a series of Columbia Funds Variable Series Trust II) as of December 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the two years in the period then ended and for the period June 25, 2014 (commencement of operations) through December 31, 2014, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of December 31, 2016 by correspondence with the custodian, brokers, agent banks and transfer agent, and the application of alternative auditing procedures where such confirmations had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Minneapolis, MN

February 17, 2017

46	Annual Report 2016

COLUMBIA VARIABLE PORTFOLIO – BALANCED FUND

TRUSTEES AND OFFICERS

Shareholders elect the Board that oversees the Fund’s operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, Trustees not affiliated with the Investment Manager generally may serve through the end of the calendar year in which they reach either the mandatory retirement age established by the Board or the fifteenth anniversary of the first Board meeting they attended as a member of the Board.

Independent Trustees
Name, Address, Year of Birth	Position Held With the Trust and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
George S. Batejan 901 S. Marquette Ave. Minneapolis, MN 55402 1953	Trustee since 1/17	Executive Vice President, Global Head of Technology and Operations, Janus Capital Group, Inc., 2010-2016	124	Trustee to other Columbia Funds since 2017; Advisory Board Member, University of Colorado Business School (Executive Committee, Nominating Committee and Governance Committee) since November 2015; former Chairman of the Board, NICSA (National Investment Company Services Association), 2014-2016; former Director, Intech Investment Management, 2011-2016; former Board Member, Metro Denver Chamber of Commerce, 2015-2016
Kathleen Blatz 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Trustee since 1/06 for RiverSource Funds and since 6/11 for Nations Funds	Attorney, specializing in arbitration and mediation; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees	126	Trustee to other Columbia Funds since 2006; Trustee, BlueCross BlueShield of Minnesota (Chair of the Business Development Committee) since 2009; Chair of the Robina Foundation since August 2013
Edward J. Boudreau, Jr. 901 S. Marquette Ave. Minneapolis, MN 55402 1944	Trustee since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, E.J. Boudreau & Associates (consulting) since 2000; FINRA Industry Arbitrator, 2002-present; Chairman and Chief Executive Officer, John Hancock Investments (asset management), Chairman and Interested Trustee for open-end and closed-end funds offered by John Hancock, 1989-2000; John Hancock Mutual Life Insurance Company, including Senior Vice President and Treasurer and Senior Vice President Information Technology, 1968-1988	124	Trustee to other Columbia Funds since 2005; former Trustee, Boston Museum of Science (Chair of Finance Committee), 1985- 2013; former Trustee, BofA Funds Series Trust (11 funds), 2005-2011

Annual Report 2016	47

COLUMBIA VARIABLE PORTFOLIO – BALANCED FUND

TRUSTEES AND OFFICERS (continued)

Independent Trustees (continued)
Name, Address, Year of Birth	Position Held With the Trust and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
Pamela G. Carlton 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Trustee since 7/07 for RiverSource Funds and since 6/11 for Nations Funds	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, Morgan Stanley, 1982-1991	126	Trustee to other Columbia Funds since 2007; Trustee, New York Presbyterian Hospital Board (Executive Committee and Chair of Human Resources Committee) since 1996
William P. Carmichael 901 S. Marquette Ave. Minneapolis, MN 55402 1943	Trustee since 6/11 for RiverSource Funds and since 2003 for Nations Funds; Chair of the Board from 1/14-11/15	Retired; Co-founder, The Succession Fund (provides exit strategies to owners of privately held companies), 1998-2007; Adjunct Professor of Finance, Kelley School of Business, Indiana University, 1993-2007; Senior Vice President, Sara Lee Corporation, 1991-1993; Senior Vice President and Chief Financial Officer, Beatrice Foods Company, 1984-1990; Vice President, Esmark, Inc., 1973-1984; Associate, Price Waterhouse, 1968-1972	126	Trustee to other Columbia Funds since 2003; Director, The Finish Line (athletic shoes and apparel) since July 2003; Director, hhgregg since May, 2015; former Director, Cobra Electronics Corporation (electronic equipment manufacturer), 1994-August 2014; former Director, Spectrum Brands, Inc. (consumer products), 2002-2009; former Director, Simmons Company (bedding), 2004-2010; former Trustee, BofA Funds Series Trust (11 funds) 2003-2011; former Director, McMoRan Exploration Company (oil and gas exploration and development) 2010-2013; former Director, International Textile Corp., 2012-2016
Patricia M. Flynn 901 S. Marquette Ave. Minneapolis, MN 55402 1950	Trustee since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Trustee Professor of Economics and Management, Bentley University since 1976 (also teaches and conducts research on corporate governance); Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	126	Trustee to other Columbia Funds since 2004; Trustee, MA Taxpayers Foundation since 1997; Board of Governors, Innovation Institute, MA Technology Collaborative since 2010
William A. Hawkins 901 S. Marquette Ave. Minneapolis, MN 55402 1942	Chair of the Board since 11/15; Trustee since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, Overton Partners (financial consulting), since August 2010; President and Chief Executive Officer, California General Bank, N.A., January 2008-August 2010; Operation Hope, COO, 2004-2007; IndyMac Bancorp, President, CBG, 1999-2003; American General Bank, President, 1997-1999; Griffin Financial Services, CEO, 1981-1997; The Griffin Funds, CEO, 1992-1998	126	Trustee to other Columbia Funds since 2005; former Trustee, BofA Funds Series Trust (11 funds), 2005-2015

48	Annual Report 2016

COLUMBIA VARIABLE PORTFOLIO – BALANCED FUND

TRUSTEES AND OFFICERS (continued)

Independent Trustees (continued)
Name, Address, Year of Birth	Position Held With the Trust and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
Catherine James Paglia 901 S. Marquette Ave. Minneapolis, MN 55402 1952	Trustee since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Director, Enterprise Asset Management, Inc. (private real estate and asset management company) since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Managing Director, Morgan Stanley, 1982-1989; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	126	Trustee to other Columbia Funds since 2004; Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012; Trustee, Carleton College (on the Investment Committee); Trustee, Carnegie Endowment for International Peace (on the Investment Committee)
Minor M. Shaw 901 S. Marquette Ave. Minneapolis, MN 55402 1947	Trustee since 6/11 for RiverSource Funds and since 2003 for Nations Funds	President, Micco LLC (private investments) since 2011; President, Micco Corp. (family investment business), 1998-2011	126	Trustee to other Columbia Funds since 2003; Director, BlueCross BlueShield of South Carolina since April 2008; Advisory Board member, Duke Energy Corp. since October 2016; Chair of the Duke Endowment; Director, National Association of Corporate Directors, Carolinas Chapter, since 2013; Chair of Greenville — Spartanburg Airport Commission; former Trustee, BofA Funds Series Trust (11 funds), 2003-2011; former Director, Piedmont Natural Gas, 2004-2016
John G. Taft 901 S. Marquette Ave. Minneapolis, MN 55402 1955	Trustee since 1/17	Chief Executive Officer, RBC Wealth Management (a division of RBC Capital Markets LLC), 2005-2016	124	Trustee to other Columbia Funds since 2017; Trustee, Andy Warhol Foundation for Visual Arts (Finance Committee) since 2014; former Director, RBC Global Asset Management — U.S., 2001-2016

Annual Report 2016	49

COLUMBIA VARIABLE PORTFOLIO – BALANCED FUND

TRUSTEES AND OFFICERS (continued)

Independent Trustees (continued)
Name, Address, Year of Birth	Position Held With the Trust and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
Alison Taunton-Rigby 901 S. Marquette Ave. Minneapolis, MN 55402 1944	Trustee since 11/02 for RiverSource Funds and since 6/11 for Nations Funds	President, Chief Executive Officer and Director, RiboNovix, Inc., 2003-2010; CMT Inc., 2001-2003; Aquila Biopharmaceuticals Inc., 1996-2000; Cambridge Biotech Corporation, 1995- 1996; Mitotix Inc., 1993-1994	126	Trustee to other Columbia Funds since 2002; Director, Boston Children’s Hospital since 2002; Director, ICI Mutual Insurance Company, since 2011; Director, Blumont/IRD since 2016; Director, Mount Ida College since 2016; former Director, Abt Associates (government contractor), 2001-2016; former Director, Healthways, Inc. (health and well-being solutions), 2005-2016

Interested Trustee Not Affiliated with Investment Manager*
Name, Address, Year of Birth	Position Held With the Trusts and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
Anthony M. Santomero 901 S. Marquette Ave. Minneapolis, MN 55402 1946	Trustee since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008; President, Federal Reserve Bank of Philadelphia, 2000- 2006; Professor of Finance, The Wharton School, University of Pennsylvania, 1972-2002	124	Trustee to other Columbia Funds since 2008; Trustee, Penn Mutual Life Insurance Company since March 2008; Director, Renaissance Reinsurance Ltd. since May 2008; Director, Citigroup Inc. since 2009; Director, Citibank, N.A. since 2009; former Trustee, BofA Funds Series Trust (11 funds), 2008-2011

*	Dr. Santomero is not an affiliated person of the Investment Manager or Ameriprise Financial. However, he is currently deemed by the Funds to be an “interested person” (as defined in the 1940 Act) of the Funds because he serves as a Director of Citigroup Inc. and Citibank, N.A., companies that may directly or through subsidiaries and affiliates engage from time-to-time in brokerage execution, principal transactions and lending relationships with the Funds or accounts advised/managed by the Investment Manager.

50	Annual Report 2016

COLUMBIA VARIABLE PORTFOLIO – BALANCED FUND

TRUSTEES AND OFFICERS (continued)

Interested Trustee Affiliated with Investment Manager*
Name, Address, Year of Birth	Position Held With the Trusts and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
William F. Truscott c/o Columbia Management Investment Advisers, LLC, 225 Franklin St. Boston, MA 02110 1960	Trustee since 11/01 for RiverSource Funds and since 6/11 for Nations Funds; Senior Vice President since 2002 for RiverSource Funds and since 5/10 for Nations Funds	Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010-September 2012); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006-August 2012.	185	Trustee to other Columbia Funds since 2001; Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010; Director, Columbia Management Investment Distributors, Inc. since May 2010; Former Director, Ameriprise Certificate Company, 2006-January 2013

*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.

The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611 or contacting your financial intermediary.

Annual Report 2016	51

COLUMBIA VARIABLE PORTFOLIO – BALANCED FUND

TRUSTEES AND OFFICERS (continued)

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Truscott, who is Senior Vice President, the Fund’s other officers are:

Fund Officers
Name, Address and Year of Birth	Position and Year First Appointed to Position for any Fund in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) During Past Five Years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously, Vice President and Chief Counsel January 2010-December 2014); officer of Columbia Funds and affiliated funds since 2007.
Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Treasurer (2011), Chief Financial Officer (2009) and Chief Accounting Officer (2015)	Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; senior officer of Columbia Funds and affiliated funds since 2002.
Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Senior Vice President (2011), Chief Legal Officer (2015) and Assistant Secretary (2008)	Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since January 2017 (previously Vice President and Lead Chief Counsel, November 2008-January 2017 and January 2013-January 2017, respectively, and Chief Counsel, January 2010-January 2013); Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since May 2010.
Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010.
Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)	Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Executive Vice President and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since July 2013 (previously Director and Global Chief Investment Officer, 2010-2013).
Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010.
Amy Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Vice President (2006)	Managing Director and Global Head of Operations, Columbia Management Investment Advisers, LLC since April 2016 (previously Managing Director and Chief Operating Officer, 2010-2016).
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Vice President and Secretary (2015)	Vice President and Group Counsel, Ameriprise Financial, Inc. since August 2011; officer of Columbia Funds and affiliated funds since 2005.

52	Annual Report 2016

COLUMBIA VARIABLE PORTFOLIO – BALANCED FUND

IMPORTANT INFORMATION ABOUT THIS REPORT

The policy of the Board is to vote the proxies of the companies in which each fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how each fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting investor.columbiathreadneedleus.com, or searching the website of the SEC at sec.gov.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund’s Form N-Q is available on the SEC’s website at sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. Each fund’s complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.

Annual Report 2016	53

Columbia Variable Portfolio – Balanced Fund

P.O. Box 8081

Boston, MA 02266-8081

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For fund and other investment product prospectuses, which contains this and other important information, contact your financial advisor or insurance representative. Please read the prospectus carefully before you invest. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved. Columbia Management Investment Distributors, Inc., 225 Franklin Street, Boston, MA 02110-2804

© 2017 Columbia Management Investment Advisers, LLC.

S-6677 AN (2/17)

ANNUAL REPORT

December 31, 2016

COLUMBIA VARIABLE PORTFOLIO – EMERGING MARKETS FUND

Please remember that you may not buy (nor will you own) shares of the Fund directly. The Fund is available through variable annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies as well as qualified pension and retirement plans. Please contact your financial advisor or insurance representative for more information.

COLUMBIA VARIABLE PORTFOLIO – EMERGING MARKETS FUND

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.

Annual Report 2016

COLUMBIA VARIABLE PORTFOLIO – EMERGING MARKETS FUND

PERFORMANCE OVERVIEW

Performance Summary

∎	Columbia Variable Portfolio — Emerging Markets Fund (the Fund) Class 3 shares returned 4.97% for the 12-month period that ended December 31, 2016.

∎	The Fund underperformed its benchmark, the MSCI Emerging Markets Index (Net), which returned 11.19% during the same time period.

∎	The Fund’s relative performance was pressured by a combination of asset allocation and individual stock selection.

Average Annual Total Returns (%) (for period ended December 31, 2016)
	Inception	1 Year	5 Years	10 Years
Class 1*	05/03/10	5.13	2.15	1.62
Class 2*	05/03/10	4.81	1.90	1.41
Class 3	05/01/00	4.97	2.03	1.53
MSCI Emerging Markets Index (Net)		11.19	1.28	1.84

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your financial advisor or insurance representative.

Performance results reflect the effect of any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.

*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit investor.columbiathreadneedleus.com/investment-products/variable-products/appended-performance for more information.

The MSCI Emerging Markets Index (Net) is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes (except the MSCI Emerging Markets Index (Net), which reflects reinvested dividends net of withholding taxes) or other expenses of investing. Securities in the Fund may not match those in an index.

2	Annual Report 2016

COLUMBIA VARIABLE PORTFOLIO – EMERGING MARKETS FUND

PERFORMANCE OVERVIEW (continued)

Performance of a Hypothetical $10,000 Investment (January 1, 2007 — December 31, 2016)

The chart above shows the change in value of a hypothetical $10,000 investment in Class 3 shares of Columbia Variable Portfolio — Emerging Markets Fund during the stated time period, and does not reflect the deduction of taxes, if any, that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The returns also do not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan, if any.

Annual Report 2016	3

COLUMBIA VARIABLE PORTFOLIO – EMERGING MARKETS FUND

MANAGER DISCUSSION OF FUND PERFORMANCE

Portfolio Management

Dara White, CFA

Robert Cameron

Jasmine (Weili) Huang, CFA, CPA (U.S. and China), CFM

Young Kim

Perry Vickery, CFA*

*	Effective January 1, 2017, Mr. Vickery was named a Portfolio Manager of the Fund.

Top Ten Holdings (%) (at December 31, 2016)
Tencent Holdings Ltd. (China)	5.2
Samsung Electronics Co., Ltd. (South Korea)	4.4
Alibaba Group Holding Ltd., ADR (China)	4.2
Taiwan Semiconductor Manufacturing Co., Ltd. (Taiwan)	3.8
Naspers Ltd., Class N (South Africa)	3.3
Ping An Insurance Group Co. of China Ltd., Class H (China)	2.5
China Mobile Ltd. (China)	2.2
X5 Retail Group NV GDR, Registered Shares (Russian Federation)	2.1
Lukoil PJSC, ADR (Russian Federation)	1.7
Moscow Exchange MICEX-Rights PJSC (Russian Federation)	1.6

Percentages indicated are based upon total investments (excluding Money Market Funds).

For further detail about these holdings, please refer to the section entitled “Portfolio of Investments.”

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

At December 31, 2016, approximately 66.5% of the Fund’s shares were owned in the aggregate by affiliated funds-of-funds managed by Columbia Management Investment Advisers, LLC (the Investment Manager). As a result of asset allocation decisions by the Investment Manager, it is possible that the Fund may experience relatively large purchases or redemptions from affiliated funds-of-funds. The Investment Manager seeks to minimize the impact of these transactions by structuring them over a reasonable period of time. The Fund may experience increased expenses as it buys and sells securities as a result of purchases or redemptions by affiliated funds-of-funds.

The Fund’s Class 3 shares returned 4.97% during the 12-month period that ended December 31, 2016. The Fund underperformed its benchmark, the MSCI Emerging Markets Index (Net), which returned 11.19% during the same time period. Both allocations and individual stock selection detracted from Fund returns in the 12-month period.

Market Overview

Emerging markets stocks delivered a healthy return in 2016, but the gains were accompanied by a wide dispersion in performance among both sectors and countries.

The emerging markets stumbled out of the gate in January 2016, reflecting the lingering concerns about falling commodity prices and slowing Chinese growth that had weighed on performance throughout the latter half of 2015. However, the asset class regained its footing in mid-February after the Bank of Japan and the European Central Bank each cut short-term interest rates into negative territory. In addition, the U.S. Federal Reserve reiterated its intention to keep rates low for an extended period. Investors saw this as a green light to rotate into global equities, and the emerging markets were a prime destination due to their above-average risk profile and attractive valuations. Many countries in the asset classes were also seen as leading beneficiaries of the recovery in commodity prices. While global events periodically pressured on sentiment at various points in the year — highlighted by the June “Brexit” vote and the surprising election of Donald Trump as President of the United States in November — emerging markets equities were nonetheless able to recover nicely from their early weakness to finish with a double-digit gain.

A look past the headline index return reveals a wide gap in performance among the various segments of the market. There was a substantial style bias in place, with value strongly outperforming relative to quality and growth factors. At the sector level, performance was dominated by cyclical, commodity-related areas such as energy and materials. On the other end of the spectrum, consumer stocks were flat while health care and industrials stocks closed with a loss. There was also a large dispersion among individual countries, with Brazil, Russia and Peru posting gains north of 50% even as Mexico, India, Malaysia and the Philippines finished in negative territory.

Performance and Positioning

Clearly, 2016 was a year where being invested in the right sectors and countries had a larger impact on returns than traditional stock selection. This worked against the Fund, given our use of a bottom-up approach that

4	Annual Report 2016

COLUMBIA VARIABLE PORTFOLIO – EMERGING MARKETS FUND

MANAGER DISCUSSION OF FUND PERFORMANCE (continued)

looks for companies with the ability to control their own destinies over those whose fortunes are largely dependent on broader economic trends. Specifically, we look for companies positioned to generate above-average earnings growth by virtue of their robust returns on capital, healthy balance sheets, high barriers to entry and rising market share. While this strategy wasn’t fully in sync with the unusual market environment of the past year, we believe it remains the most effective way to achieve our goal of longer term outperformance.

Both allocations and individual stock selection detracted from Fund returns in the 12-month period. With regard to the former, the Fund was hurt by its underweight positions in the energy and materials sectors, together with its overweight in consumer stocks. In terms of stock selection, our relative strength in consumer staples was not enough to make up for our shortfall in the industrials, information technology and consumer discretionary sectors. At the country level, an underweight in Brazil and an overweight in India weighed on results, but overweights in Russia and Thailand were significant positives.

Among individual positions, two of our largest detractors were the e-commerce companies JD.com and 58.com. Both stocks were hit by increased competition, which more than outweighed the benefit of rising spending by China’s growing consumer class. We have sold the two stocks from the portfolio. Financial services companies Ping An Insurance Group (China) and Cathay Financial (Taiwan) also represented notable detractors for the period.

Our stock selection in energy was an additional headwind. Not only did we not have a high enough weighting in the sector, but many of our investments were primarily in lower risk companies that were unable to keep pace with the broader group.

On the plus side, we added significant value through our positions in the Russian stocks Sberbank of Russia OJSC and the supermarket chain X5 Retail Group NV. Both benefited from the recovery in Russia’s stock market and the improving sentiment regarding the country’s economic outlook. Outside of Russia, our holdings in a number of financial stocks — such as Itau Unibanco Holding S.A. (Brazil), Credicorp Ltd. (Peru) and Yes Bank Ltd. (India) — enabled us to capture the strong gains that banking stocks delivered in 2016. We sold the Fund’s position in Yes Bank Ltd. The utilities sector was an additional area of strength, with the largest contribution coming from the Indian natural gas distributor Indraprastha Gas Ltd. The company has been well positioned to benefit as India has sought to move away from coal in order to combat pollution.

There was a great deal of bearish commentary regarding the emerging markets in the wake of the election, highlighted by concerns about rising interest rates, the strong U.S. dollar, and increasing protectionist sentiment in the United States. In addition, we believe the growing populist backlash against globalization may have an adverse longer term impact on the emerging markets. At the same time, however, we would note in our view that valuations are attractive by historical standards given that the emerging markets have now underperformed the developed markets over a six-year time frame. With this as background, we continue to seek to identify a wealth of undervalued companies that are delivering robust organic growth. We believe this disciplined, bottom-up approach — rather than one that seeks to “chase” short-term performance — is the most effective way to add value over time.

Country Breakdown (%) (at December 31, 2016)
Argentina	0.9
Brazil	5.9
China	23.1
Hong Kong	1.6
Hungary	0.4
India	10.9
Indonesia	6.0
Kenya	0.2
Malaysia	1.1
Mexico	2.5
Peru	1.1
Philippines	2.0
Russian Federation	9.7
South Africa	6.6
South Korea	12.1
Taiwan	8.8
Thailand	3.6
United Kingdom	0.8
United States(a)	2.7
Total	100.0

Country Breakdown is based primarily on issuer’s place of organization/incorporation. Percentages indicated are based upon total investments. The Fund’s portfolio composition is subject to change.

(a)	Includes investments in Money Market Funds.

Equity Sector Breakdown (%) (at December 31, 2016)
Consumer Discretionary	12.3
Consumer Staples	8.8
Energy	6.6
Financials	23.4
Health Care	4.4
Industrials	4.6
Information Technology	29.9
Materials	1.8
Real Estate	0.5
Telecommunication Services	5.0
Utilities	2.7
Total	100.0

Percentages indicated are based upon total equity investments. The Fund’s portfolio composition is subject to change.

Annual Report 2016	5

COLUMBIA VARIABLE PORTFOLIO – EMERGING MARKETS FUND

UNDERSTANDING YOUR FUND’S EXPENSES

(Unaudited)

As an investor, you incur ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

The information below does not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy (collectively, Contracts) or qualified pension and retirement plan (Qualified Plan), if any. The total fees and expenses you bear may therefore be higher than those shown below.

Analyzing Your Fund’s Expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare With Other Funds” below for details on how to use the hypothetical data.

Compare With Other Funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as redemption or exchange fees, or expenses that apply to the subaccount or the Contract. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If the fees and expenses imposed under your Contract or Qualified Plan, if any, were included, your costs would be higher.

July 1, 2016 – December 31, 2016

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)		Expenses Paid During the Period ($)		Fund’s Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class 1	1,000.00	1,000.00	1,004.20	1,018.60	6.41	6.46	1.28
Class 2	1,000.00	1,000.00	1,002.80	1,017.35	7.66	7.72	1.53
Class 3	1,000.00	1,000.00	1,003.50	1,017.95	7.06	7.11	1.41

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 366.

Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.

Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.

6	Annual Report 2016

COLUMBIA VARIABLE PORTFOLIO – EMERGING MARKETS FUND

PORTFOLIO OF INVESTMENTS

December 31, 2016

(Percentages represent value of investments compared to net assets)

Common Stocks 97.9%
Issuer	Shares	Value ($)
ARGENTINA 0.9%
Banco Macro SA, ADR	29,412	1,892,662

Globant SA(a)	33,617	1,121,127

MercadoLibre, Inc.	16,203	2,529,937

Total		5,543,726

BRAZIL 5.9%
AES Tiete Energia SA	907,700	3,904,446

BB Seguridade Participacoes SA	435,200	3,784,115

BM&FBovespa SA — Bolsa de Valores Mercadorias e Futuros	1,450,300	7,352,429

Fleury SA	243,400	2,666,055

Hypermarcas SA	339,700	2,727,244

Itaú Unibanco Holding SA, ADR	365,614	3,758,512

Multiplus SA	178,300	1,851,642

Petroleo Brasileiro SA, ADR(a)	537,208	5,431,173

Ultrapar Participacoes SA	231,000	4,858,190

Total		36,333,806

CHINA 23.1%
AAC Technologies Holdings, Inc.	394,000	3,566,391

Alibaba Group Holding Ltd., ADR(a)	286,568	25,163,536

ANTA Sports Products Ltd.	1,774,000	5,272,001

Baidu, Inc., ADR(a)	31,586	5,193,054

China Animal Healthcare Ltd.(a)(b)	4,603,000	308,667

China Biologic Products, Inc.(a)	35,006	3,763,845

China Mobile Ltd.	1,290,000	13,600,697

Ctrip.com International Ltd., ADR(a)	126,208	5,048,320

ENN Energy Holdings Ltd.	470,000	1,925,706

Industrial & Commercial Bank of China Ltd., Class H	13,614,000	8,117,108

Kingdee International Software Group Co., Ltd.(a)	5,676,000	2,126,354

NetEase, Inc., ADR	16,639	3,583,042

New Oriental Education & Technology Group, Inc., ADR(a)	70,387	2,963,293

Nexteer Automotive Group Ltd.	2,005,000	2,374,128

Ping An Insurance Group Co. of China Ltd., Class H	3,069,000	15,247,049

Shenzhou International Group Holdings Ltd.	598,000	3,770,197

Spring Airlines Co., Ltd., Class A	496,213	2,619,296

Tencent Holdings Ltd.	1,294,700	31,392,739

Vipshop Holdings Ltd., ADR(a)	326,585	3,595,701

Zhuzhou CRRC Times Electric Co., Ltd., Class H	451,500	2,280,111

Total		141,911,235

Common Stocks (continued)
Issuer	Shares	Value ($)
HONG KONG 1.6%
AIA Group Ltd.	977,400	5,475,240

Techtronic Industries Co., Ltd.	1,129,500	4,041,890

Total		9,517,130

HUNGARY 0.4%
Richter Gedeon Nyrt	111,799	2,363,180

INDIA 10.9%
Asian Paints Ltd.	139,653	1,831,898

Bharat Petroleum Corp., Ltd.	847,746	7,919,249

Bharti Infratel Ltd.	469,366	2,372,006

Britannia Industries Ltd.	74,796	3,174,909

Dish TV India Ltd.(a)	1,585,437	1,970,418

Dr. Reddy’s Laboratories Ltd.	61,660	2,783,530

Eicher Motors Ltd.	19,867	6,361,598

Havells India Ltd	265,831	1,338,232

HDFC Bank Ltd., ADR	130,620	7,926,022

Hindustan Petroleum Corp., Ltd.	438,610	2,844,286

Indraprastha Gas Ltd.	262,898	3,550,432

IndusInd Bank Ltd.	187,070	3,045,379

ITC Ltd.	1,827,819	6,492,461

Natco Pharma Ltd.	242,780	2,067,806

Petronet LNG Ltd.	500,107	2,702,183

Syngene International Ltd.	140,415	1,159,187

UPL Ltd.	608,124	5,781,452

Zee Entertainment Enterprises Ltd.	521,300	3,469,900

Total		66,790,948

INDONESIA 6.0%
PT Ace Hardware Indonesia Tbk	54,799,200	3,395,595

PT Astra International Tbk	4,161,400	2,544,577

PT Bank Central Asia Tbk	4,482,800	5,143,203

PT Bank Rakyat Indonesia Persero Tbk	10,176,100	8,789,247

PT Matahari Department Store Tbk	3,129,500	3,502,986

PT Nippon Indosari Corpindo Tbk	22,936,800	2,719,861

PT Pakuwon Jati Tbk	74,893,600	3,124,633

PT Sumber Alfaria Trijaya Tbk	11,644,300	541,714

PT Telekomunikasi Indonesia Persero Tbk	23,363,100	6,873,245

Total		36,635,061

KENYA 0.2%
Safaricom Ltd.	7,044,200	1,316,448

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016	7

COLUMBIA VARIABLE PORTFOLIO – EMERGING MARKETS FUND

PORTFOLIO OF INVESTMENTS (continued)

December 31, 2016

Common Stocks (continued)
Issuer	Shares	Value ($)
MALAYSIA 1.1%
MyEg Services Bhd	6,719,250	2,257,123

Tenaga Nasional Bhd	1,466,000	4,539,021

Total		6,796,144

MEXICO 2.5%
Controladora Vuela Cia de Aviacion SAB de CV, ADR(a)	297,548	4,475,122

Gentera SAB de CV	2,273,100	3,655,882

Grupo Aeroportuario del Centro Norte SAB de CV	638,228	2,747,228

Grupo Financiero Banorte SAB de CV, Class O	880,700	4,337,723

Total		15,215,955

PERU 1.1%
Credicorp Ltd.	44,493	7,023,665

PHILIPPINES 2.0%
GT Capital Holdings, Inc.	273,420	6,972,775

Jollibee Foods Corp.	319,410	1,244,291

Robinsons Retail Holdings, Inc.	1,022,330	1,526,317

Security Bank Corp.	592,200	2,261,793

Total		12,005,176

RUSSIAN FEDERATION 9.7%
Lukoil PJSC, ADR	187,832	10,541,132

Magnit PJSC	35,283	6,326,726

Mail.ru Group Ltd., GDR(a)(c)	98,617	1,809,622

Mobile Telesystems OJSC, ADR	295,386	2,690,966

Moscow Exchange MICEX-Rights PJSC	4,817,540	9,862,822

Sberbank of Russia PJSC, ADR	587,697	6,766,754

X5 Retail Group NV GDR, Registered Shares(a)(c)	394,685	12,807,528

Yandex NV, Class A(a)	422,275	8,500,396

Total		59,305,946

SOUTH AFRICA 6.6%
Aspen Pharmacare Holdings Ltd.	155,238	3,198,022

AVI Ltd.	616,361	4,100,172

Clicks Group Ltd.	272,025	2,287,714

EOH Holdings Ltd.	172,518	2,055,582

FirstRand Ltd.	1,099,587	4,243,099

Naspers Ltd., Class N	136,695	19,956,331

SPAR Group Ltd. (The)	316,751	4,579,988

Total		40,420,908

Common Stocks (continued)
Issuer	Shares	Value ($)
SOUTH KOREA 11.4%
AMOREPACIFIC Corp.	11,864	3,153,274

CLIO Cosmetics Co., Ltd.	64,506	1,634,280

Cuckoo Electronics Co., Ltd.	19,515	2,080,882

Duk San Neolux Co., Ltd.(a)	43,954	1,152,915

I-SENS, Inc.	34,558	839,766

KB Financial Group, Inc.	94,489	3,339,192

Korea Electric Power Corp.	67,461	2,460,845

KT&G Corp.	20,693	1,730,966

LG Uplus Corp.	313,299	2,969,416

LIG Nex1 Co., Ltd.	64,645	4,303,928

NAVER Corp.	6,696	4,287,969

Osstem Implant Co., Ltd.(a)	20,422	1,024,179

Samsung Biologics Co., Ltd.(a)	18,162	2,270,626

Samsung Electronics Co., Ltd.	18,008	26,801,542

SK Hynix, Inc.	246,566	9,072,665

SK Innovation Co., Ltd.	25,648	3,103,872

Total		70,226,317

TAIWAN 8.7%
Advanced Semiconductor Engineering, Inc.	2,245,000	2,288,747

Cathay Financial Holding Co., Ltd.	2,924,000	4,346,867

Eclat Textile Co., Ltd.	169,583	1,765,723

eMemory Technology, Inc.	477,000	5,801,731

Hon Hai Precision Industry Co., Ltd.	1,183,000	3,077,087

Largan Precision Co., Ltd.	46,000	5,361,824

Taiwan Paiho., Ltd.	1,744,000	5,119,981

Taiwan Semiconductor Manufacturing Co., Ltd.	4,106,838	23,003,451

Voltronic Power Technology Corp.	208,952	2,888,334

Total		53,653,745

THAILAND 3.6%
Kasikornbank PCL, Foreign Registered Shares	633,200	3,127,964

Krungthai Card PCL	695,565	2,671,757

Mega Lifesciences PCL, Foreign Registered Shares	2,248,200	1,583,744

Muangthai Leasing PCL, Foreign Registered Shares	5,427,400	3,738,396

Siam Commercial Bank PCL (The), Foreign Registered Shares	1,172,800	4,973,648

Srisawad Power 1979 PCL	3,314,235	3,803,369

Thai Union Group PCL	3,759,000	2,201,264

Total		22,100,142

The accompanying Notes to Financial Statements are an integral part of this statement.

8	Annual Report 2016

COLUMBIA VARIABLE PORTFOLIO – EMERGING MARKETS FUND

PORTFOLIO OF INVESTMENTS (continued)

December 31, 2016

Common Stocks (continued)
Issuer	Shares	Value ($)
UNITED KINGDOM 0.8%
Randgold Resources Ltd.	26,990	2,073,572

Tullow Oil PLC(a)	694,155	2,675,647

Total		4,749,219

UNITED STATES 1.4%
Atento SA(a)	129,515	984,314

Luxoft Holding, Inc.(a)	61,702	3,467,652

Universal Display Corp.(a)	74,916	4,217,771

Total		8,669,737

Total Common Stocks
(Cost: $565,041,583)		600,578,488

Preferred Stocks 0.7%
Issuer	Shares	Value ($)
SOUTH KOREA 0.7%
Samsung Electronics Co., Ltd.	3,560	4,215,168

Total Preferred Stocks
(Cost: $3,690,027)		4,215,168

Money Market Funds 1.3%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.594%(d)(e)	8,164,933	8,164,933

Total Money Market Funds
(Cost: $8,164,933)		8,164,933

Total Investments
(Cost: $576,896,543)		612,958,589

Other Assets & Liabilities, Net		629,285

Net Assets		613,587,874

Notes to Portfolio of Investments

(a)	Non-income producing investment.

(b)	Represents fair value as determined in good faith under procedures approved by the Board of Trustees. At December 31, 2016, the value of these securities amounted to $308,667, which represents 0.05% of net assets.

(c)	Represents privately placed and other securities and instruments exempt from SEC registration (collectively, private placements), such as Section 4(a)(2) and Rule 144A eligible securities, which are often sold only to qualified institutional buyers. The Fund may invest in private placements determined to be liquid as well as those determined to be illiquid. Private placements may be determined to be liquid under guidelines established by the Fund’s Board of Trustees. At December 31, 2016, the value of these securities amounted to $14,617,150 or 2.38% of net assets.

(d)	The rate shown is the seven-day current annualized yield at December 31, 2016.

(e)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended December 31, 2016 are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds From Sales ($)	Realized Gain (Loss) ($)	Ending Cost ($)	Dividends — Affiliated Issuers ($)	Value ($)
Columbia Short-Term Cash Fund	42,668,884	400,468,919	(434,972,705)	(165)	8,164,933	66,537	8,164,933

Abbreviation Legend

ADR	American Depositary Receipt
GDR	Global Depositary Receipt

Fair Value Measurements

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

∎

Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

∎	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016	9

COLUMBIA VARIABLE PORTFOLIO – EMERGING MARKETS FUND

PORTFOLIO OF INVESTMENTS (continued)

December 31, 2016

Fair Value Measurements (continued)

∎	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Foreign equity securities actively traded in markets where there is a significant delay in the local close relative to the New York Stock Exchange (NYSE) are classified as Level 2. The values of these securities may include an adjustment to reflect the impact of significant market movements following the close of local trading, as described in Note 2 to the financial statements — Security Valuation.

Certain investments that have been measured at fair value using the net asset value (NAV) per share (or its equivalent) are not categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to reconcile the fair value hierarchy to the amounts presented in the Portfolio of Investments. The Columbia Short-Term Cash Fund seeks to provide shareholders with maximum current income consistent with liquidity and stability of principal. Columbia Short-Term Cash Fund prices its shares with a floating NAV and no longer seeks to maintain a stable NAV.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The accompanying Notes to Financial Statements are an integral part of this statement.

10	Annual Report 2016

COLUMBIA VARIABLE PORTFOLIO – EMERGING MARKETS FUND

PORTFOLIO OF INVESTMENTS (continued)

December 31, 2016

Fair Value Measurements (continued)

The following table is a summary of the inputs used to value the Fund’s investments at December 31, 2016:

	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Investments

Common Stocks

Argentina	5,543,726	—	—	5,543,726

Brazil	36,333,806	—	—	36,333,806

China	49,310,791	92,291,777	308,667	141,911,235

Hong Kong	—	9,517,130	—	9,517,130

Hungary	—	2,363,180	—	2,363,180

India	7,926,022	58,864,926	—	66,790,948

Indonesia	—	36,635,061	—	36,635,061

Kenya	—	1,316,448	—	1,316,448

Malaysia	—	6,796,144	—	6,796,144

Mexico	15,215,955	—	—	15,215,955

Peru	7,023,665	—	—	7,023,665

Philippines	—	12,005,176	—	12,005,176

Russian Federation	21,732,494	37,573,452	—	59,305,946

South Africa	—	40,420,908	—	40,420,908

South Korea	—	70,226,317	—	70,226,317

Taiwan	—	53,653,745	—	53,653,745

Thailand	—	22,100,142	—	22,100,142

United Kingdom	—	4,749,219	—	4,749,219

United States	8,669,737	—	—	8,669,737

Total Common Stocks	151,756,196	448,513,625	308,667	600,578,488

Preferred Stocks

South Korea	—	4,215,168	—	4,215,168

Investments measured at net asset value

Money Market Funds	—	—	—	8,164,933

Total Investments	151,756,196	452,728,793	308,667	612,958,589

See the Portfolio of Investments for all investment classifications not indicated in the table.

The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets. These assets include certain foreign securities for which a third party statistical pricing service may be employed for purposes of fair market valuation. The model utilized by such third party statistical pricing service takes into account a security’s correlation to available market data including, but not limited to, intraday index, ADR, and exchange-traded fund movements.

There were no transfers of financial assets between levels during the period.

The Fund does not hold any significant investments (greater than one percent of net assets) categorized as Level 3.

The Fund’s assets assigned to the Level 3 category are valued utilizing the valuation technique deemed the most appropriate in the circumstances. Certain common stock classified as Level 3 securities are valued using the market approach. To determine fair value for these securities, management considered various factors which may have included, but were not limited to, discount rates observed in the market for similar assets as well as the movement in certain foreign or domestic market indices. Significant increases (decreases) to any of these inputs would result in a significantly lower (higher) fair value measurement. Generally, a change in observable yields on comparable securities would result in a directionally similar change to discount rates.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016	11

COLUMBIA VARIABLE PORTFOLIO – EMERGING MARKETS FUND

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2016

Assets

Investments, at value

Unaffiliated issuers (identified cost $568,731,610)	$604,793,656

Affiliated issuers (identified cost $8,164,933)	8,164,933

Total investments (identified cost $576,896,543)	612,958,589

Foreign currency (identified cost $239,234)	239,234

Receivable for:

Investments sold	831,757

Capital shares sold	87,486

Dividends	1,181,805

Foreign tax reclaims	67,004

Prepaid expenses	2,923

Total assets	615,368,798

Liabilities

Payable for:

Investments purchased	330,565

Capital shares purchased	58,859

Foreign capital gains taxes deferred	538,369

Management services fees	582,482

Distribution and/or service fees	23,121

Transfer agent fees	30,033

Compensation of board members	75,802

Chief compliance officer expenses	139

Other expenses	141,554

Total liabilities	1,780,924

Net assets applicable to outstanding capital stock	$613,587,874

Represented by

Paid-in capital	$662,608,340

Undistributed net investment income	924,397

Accumulated net realized loss	(85,471,983)

Unrealized appreciation (depreciation) on:

Investments — unaffiliated issuers	36,062,046

Foreign currency translations	3,443

Foreign capital gains tax	(538,369)

Total — representing net assets applicable to outstanding capital stock	$613,587,874

Class 1

Net assets	$408,360,025

Shares outstanding	28,577,314

Net asset value per share	$14.29

Class 2

Net assets	$21,330,647

Shares outstanding	1,505,354

Net asset value per share	$14.17

Class 3

Net assets	$183,897,202

Shares outstanding	12,912,281

Net asset value per share	$14.24

The accompanying Notes to Financial Statements are an integral part of this statement.

12	Annual Report 2016

COLUMBIA VARIABLE PORTFOLIO – EMERGING MARKETS FUND

STATEMENT OF OPERATIONS

Year Ended December 31, 2016

Net investment income

Income:

Dividends — unaffiliated issuers	$13,590,157

Dividends — affiliated issuers	66,537

Interest	59

Foreign taxes withheld	(1,552,539)

Total income	12,104,214

Expenses:

Management services fees	8,974,761

Distribution and/or service fees

Class 2	48,394

Class 3	244,880

Transfer agent fees

Class 1	337,544

Class 2	11,614

Class 3	117,539

Compensation of board members	26,967

Custodian fees	332,385

Printing and postage fees	60,821

Audit fees	61,418

Legal fees	15,094

Line of credit interest expense	4,181

Chief compliance officer expenses	139

Other	84,688

Total expenses	10,320,425

Fees waived or expenses reimbursed by Investment Manager and its affiliates	(170,959)

Total net expenses	10,149,466

Net investment income	1,954,748

Realized and unrealized gain (loss) — net

Net realized gain (loss) on:

Investments — unaffiliated issuers	(27,211,699)

Investments — affiliated issuers	(165)

Foreign currency translations	(355,640)

Net realized loss	(27,567,504)

Net change in unrealized appreciation (depreciation) on:

Investments — unaffiliated issuers	64,548,424

Foreign currency translations	2,296

Foreign capital gains tax	(538,369)

Net change in unrealized appreciation	64,012,351

Net realized and unrealized gain	36,444,847

Net increase in net assets resulting from operations	$38,399,595

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016	13

COLUMBIA VARIABLE PORTFOLIO – EMERGING MARKETS FUND

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2016	Year Ended December 31, 2015
Operations

Net investment income	$1,954,748	$4,317,625

Net realized loss	(27,567,504)	(57,874,202)

Net change in unrealized appreciation (depreciation)	64,012,351	(73,392,171)

Net increase (decrease) in net assets resulting from operations	38,399,595	(126,948,748)

Distributions to shareholders

Net investment income

Class 1	(1,099,737)	(1,684,238)

Class 2	(13,453)	(19,304)

Class 3	(209,177)	(300,337)

Net realized gains

Class 1	—	(25,076,391)

Class 2	—	(541,231)

Class 3	—	(6,712,545)

Total distributions to shareholders	(1,322,367)	(34,334,046)

Increase (decrease) in net assets from capital stock activity	(623,660,183)	327,510,921

Total increase (decrease) in net assets	(586,582,955)	166,228,127

Net assets at beginning of year	1,200,170,829	1,033,942,702

Net assets at end of year	$613,587,874	$1,200,170,829

Undistributed net investment income	$924,397	$1,140,068

The accompanying Notes to Financial Statements are an integral part of this statement.

14	Annual Report 2016

COLUMBIA VARIABLE PORTFOLIO – EMERGING MARKETS FUND

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Year Ended December 31, 2016		Year Ended December 31, 2015
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity

Class 1 shares

Subscriptions	468,950	6,462,757	34,016,488	536,593,028

Distributions reinvested	79,576	1,099,737	1,756,958	26,760,629

Redemptions	(43,557,819)	(600,371,999)	(13,118,385)	(209,769,927)

Net increase (decrease)	(43,009,293)	(592,809,505)	22,655,061	353,583,730

Class 2 shares

Subscriptions	290,453	4,151,123	332,816	4,947,689

Distributions reinvested	980	13,453	36,801	560,535

Redemptions	(158,451)	(2,173,208)	(183,411)	(2,576,737)

Net increase	132,982	1,991,368	186,206	2,931,487

Class 3 shares

Subscriptions	134,265	1,785,593	199,185	2,899,194

Distributions reinvested	15,180	209,177	459,435	7,012,882

Redemptions	(2,483,606)	(34,836,816)	(2,617,509)	(38,916,372)

Net decrease	(2,334,161)	(32,842,046)	(1,958,889)	(29,004,296)

Total net increase (decrease)	(45,210,472)	(623,660,183)	20,882,378	327,510,921

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016	15

COLUMBIA VARIABLE PORTFOLIO – EMERGING MARKETS FUND

FINANCIAL HIGHLIGHTS

The following tables are intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect any fees and expenses imposed under your Contract and/or Qualified Plan, as applicable; such fees and expenses would reduce the total returns for all periods shown. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

	Year Ended December 31,
Class 1	2016		2015	2014	2013	2012
Per share data
Net asset value, beginning of period	$13.61		$15.36	$15.81	$16.18	$13.82

Income from investment operations:

Net investment income	0.03		0.06	0.04	0.12	0.10

Net realized and unrealized gain (loss)	0.67		(1.37)	(0.39)	(0.38)	2.67

Increase from payment by affiliate	—		—	—	—	0.01

Total from investment operations	0.70		(1.31)	(0.35)	(0.26)	2.78

Less distributions to shareholders:

Net investment income	(0.02)		(0.02)	(0.03)	(0.11)	(0.08)

Net realized gains	—		(0.42)	(0.07)	—	(0.34)

Total distributions to shareholders	(0.02)		(0.44)	(0.10)	(0.11)	(0.42)

Net asset value, end of period	$14.29		$13.61	$15.36	$15.81	$16.18

Total return	5.13%		(8.83%)	(2.27%)	(1.59%)	20.67	%(a)

Ratios to average net assets(b)

Total gross expenses	1.29	%(c)	1.28%	1.27%	1.30%	1.29	%(c)

Total net expenses(d)	1.27	%(c)	1.25%	1.25%	1.25%	1.27	%(c)

Net investment income	0.25%		0.40%	0.26%	0.75%	0.69%

Supplemental data

Net assets, end of period (in thousands)	$408,360		$974,542	$751,812	$676,275	$592,820

Portfolio turnover	74%		77%	83%	83%	150%

Notes to Financial Highlights

(a)	The Fund received a payment from an affiliate. Had the Fund not received this payment, the total return would have been lower by 0.06%.

(b)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(c)	Ratios include line of credit interest expense which is less than 0.01%.

(d)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

16	Annual Report 2016

COLUMBIA VARIABLE PORTFOLIO – EMERGING MARKETS FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended December 31,
Class 2	2016		2015	2014		2013	2012
Per share data
Net asset value, beginning of period	$13.53		$15.30	$15.75		$16.14	$13.79

Income from investment operations:

Net investment income	0.02		0.03	(0.00	)(a)	0.07	0.06

Net realized and unrealized gain (loss)	0.63		(1.37)	(0.37)		(0.38)	2.67

Increase from payment by affiliate	—		—	—		—	0.01

Total from investment operations	0.65		(1.34)	(0.37)		(0.31)	2.74

Less distributions to shareholders:

Net investment income	(0.01)		(0.01)	(0.01)		(0.08)	(0.05)

Net realized gains	—		(0.42)	(0.07)		—	(0.34)

Total distributions to shareholders	(0.01)		(0.43)	(0.08)		(0.08)	(0.39)

Net asset value, end of period	$14.17		$13.53	$15.30		$15.75	$16.14

Total return	4.81%		(9.06%)	(2.40%)		(1.87%)	20.36	%(b)

Ratios to average net assets(c)

Total gross expenses	1.54	%(d)	1.53%	1.52%		1.55%	1.54	%(d)

Total net expenses(e)	1.52	%(d)	1.50%	1.50%		1.50%	1.52	%(d)

Net investment income (loss)	0.14%		0.17%	(0.01%)		0.48%	0.42%

Supplemental data

Net assets, end of period (in thousands)	$21,331		$18,561	$18,142		$14,758	$8,806

Portfolio turnover	74%		77%	83%		83%	150%

Notes to Financial Highlights

(a)	Rounds to zero.

(b)	The Fund received a payment from an affiliate. Had the Fund not received this payment, the total return would have been lower by 0.06%.

(c)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(d)	Ratios include line of credit interest expense which is less than 0.01%.

(e)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016	17

COLUMBIA VARIABLE PORTFOLIO – EMERGING MARKETS FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended December 31,
Class 3	2016		2015	2014	2013	2012
Per share data
Net asset value, beginning of period	$13.58		$15.34	$15.79	$16.18	$13.81

Income from investment operations:

Net investment income	0.04		0.04	0.02	0.10	0.08

Net realized and unrealized gain (loss)	0.63		(1.36)	(0.38)	(0.40)	2.68

Increase from payment by affiliate	—		—	—	—	0.01

Total from investment operations	0.67		(1.32)	(0.36)	(0.30)	2.77

Less distributions to shareholders:

Net investment income	(0.01)		(0.02)	(0.02)	(0.09)	(0.06)

Net realized gains	—		(0.42)	(0.07)	—	(0.34)

Total distributions to shareholders	(0.01)		(0.44)	(0.09)	(0.09)	(0.40)

Net asset value, end of period	$14.24		$13.58	$15.34	$15.79	$16.18

Total return	4.97%		(8.94%)	(2.33%)	(1.80%)	20.59	%(a)

Ratios to average net assets(b)

Total gross expenses	1.42	%(c)	1.40%	1.40%	1.42%	1.42	%(c)

Total net expenses(d)	1.40	%(c)	1.38%	1.38%	1.38%	1.40	%(c)

Net investment income	0.26%		0.28%	0.15%	0.66%	0.56%

Supplemental data

Net assets, end of period (in thousands)	$183,897		$207,067	$263,988	$318,715	$371,291

Portfolio turnover	74%		77%	83%	83%	150%

Notes to Financial Highlights

(a)	The Fund received a payment from an affiliate. Had the Fund not received this payment, the total return would have been lower by 0.06%.

(b)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(c)	Ratios include line of credit interest expense which is less than 0.01%.

(d)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

18	Annual Report 2016

COLUMBIA VARIABLE PORTFOLIO – EMERGING MARKETS FUND

NOTES TO FINANCIAL STATEMENTS

December 31, 2016

Note 1. Organization

Columbia Variable Portfolio – Emerging Markets Fund (the Fund), a series of Columbia Funds Variable Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund offers Class 1, Class 2 and Class 3 shares to separate accounts funding variable annuity contracts and variable life insurance policies (collectively, Contracts) issued by affiliated and unaffiliated life insurance companies as well as qualified pension and retirement plans (Qualified Plans) and other qualified institutional investors (Qualified Investors) authorized by Columbia Management Investment Distributors, Inc. (the Distributor). You may not buy (nor will you own) shares of the Fund directly. You may invest by participating in a Qualified Plan or by buying a Contract and making allocations to the Fund. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own cost structure and other features.

Note 2. Summary of Significant Accounting Policies

Basis of Preparation

The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services — Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation

All equity securities are valued at the close of business of the New York Stock Exchange. Equity securities are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.

Foreign equity securities are valued based on the closing price on the foreign exchange in which such securities are primarily traded. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. In those situations, foreign securities will be fair valued pursuant to a policy adopted by the Board of Trustees, including, if available, utilizing a third party pricing service to determine these fair values. The third party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the New York Stock Exchange. The fair value of a security is likely to be different from the quoted or published price, if available.

Investments in open-end investment companies, including money market funds, are valued at their latest net asset value.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or

Annual Report 2016	19

COLUMBIA VARIABLE PORTFOLIO – EMERGING MARKETS FUND

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2016

class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security.

The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.

GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.

Foreign Currency Transactions and Translations

The values of all assets and liabilities denominated in foreign currencies are generally translated into U.S. dollars at exchange rates determined at the close of regular trading on the New York Stock Exchange. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.

The Fund may receive distributions from holdings in equity securities, business development companies

(BDCs), exchange-traded funds, other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information on the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by the Fund’s management. Management’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.

Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, because the Fund meets the exception under Internal Revenue Code Section 4982(f), the Fund expects not to be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

20	Annual Report 2016

COLUMBIA VARIABLE PORTFOLIO – EMERGING MARKETS FUND

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2016

Foreign Taxes

The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.

Distributions to Subaccounts

Distributions to the subaccounts of Contracts, Qualified Plans and Qualified Investors are recorded at the close of business on the record date and are payable on the first business day following the record date. Dividends from net investment income, if any, are declared and distributed quarterly. Capital gains distributions, when available, will be made annually. However, an additional capital gain distribution may be made during the fiscal year in order to comply with the Internal Revenue Code, as applicable to registered investment companies. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. All dividends and distributions are reinvested in additional shares of the applicable share class of the Fund at the net asset value as of the ex-dividend date of the distribution.

Guarantees and Indemnifications

Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Investment Company Reporting Modernization

In October 2016, the U.S. Securities and Exchange Commission adopted new rules and forms, and amendments to certain current rules and forms, to modernize reporting and disclosure of information by registered investment companies. The amendments to Regulation S-X will require standardized, enhanced disclosure about derivatives in investment company financial statements, and will also change the rules governing the form and content of such financial statements. The amendments to Regulation S-X take effect on August 1, 2017. At this time, management is assessing the anticipated impact of these regulatory developments.

Note 3. Fees and Other Transactions with Affiliates

Management Services Fees

Effective May 1, 2016, the Fund entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to a percentage of the Fund’s average daily net assets that declines from 1.18% to 0.95% as the Fund’s net assets increase. Prior to May 1, 2016, the Fund paid the Investment Manager an annual fee for advisory services under an Investment Management Services Agreement and a separate annual fee for administrative and accounting services under an Administrative Services Agreement. The effective management services fee rate for the year ended December 31, 2016 (reflecting all advisory and administrative services fees paid to the Investment Manager) was 1.15% of the Fund’s average daily net assets. For the period from January 1, 2016 through April 30, 2016, the investment advisory services fee paid to the Investment Manager was $3,726,672 and the administrative services fee paid to the Investment Manager was $268,772.

Other Expenses

Other expenses are for, among other things, miscellaneous expenses of the Fund or the Board of Trustees, including payments to Board Services Corp., a company providing limited administrative services to the Fund and the Board of Trustees. That company’s expenses include boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. For the year ended December 31, 2016, other expenses paid by the Fund to this company were $748.

Annual Report 2016	21

COLUMBIA VARIABLE PORTFOLIO – EMERGING MARKETS FUND

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2016

Compensation of Board Members

Board of Trustee members, who are not officers or employees of the Investment Manager or Ameriprise Financial, are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Plan), these Board of Trustee members may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan. All amounts payable under the Plan constitute a general unsecured obligation of the Fund.

Compensation of Chief Compliance Officer

The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund is allocated a portion of the expenses associated with the Chief Compliance Officer based on relative net assets of the Trust.

Transfer Agency Fees

The Fund has a Transfer and Dividend Disbursing Agent Agreement with Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial. The annual fee rate under this agreement is 0.06% of the Fund’s average daily net assets attributable to each share class.

Distribution Fees

The Fund has an agreement with the Distributor, an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution services. Under a Plan and Agreement of Distribution, the Fund pays a fee at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Class 2 shares and an annual rate of up to 0.125% of the Fund’s average daily net assets attributable to Class 3 shares. The Fund pays no distribution and service fees for Class 1 shares.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the periods disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rates as a percentage of the class’ average daily net assets:

	May 1, 2016 through April 30, 2017	Prior to May 1, 2016
Class 1	1.280%	1.250%
Class 2	1.530	1.500
Class 3	1.405	1.375

Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend and interest expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.

Note 4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.

At December 31, 2016, these differences are primarily due to differing treatment for capital loss carryforwards, deferral/reversal of wash sale losses, Trustees’ deferred compensation, foreign capital gains tax and foreign currency transactions. To the extent these differences are permanent, reclassifications are made among the components of the Fund’s net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications.

22	Annual Report 2016

COLUMBIA VARIABLE PORTFOLIO – EMERGING MARKETS FUND

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2016

In the Statement of Assets and Liabilities the following reclassifications were made:

Undistributed net investment income	(848,052)
Accumulated net realized loss	848,052

Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years indicated was as follows:

	Year Ended December 31, 2016 ($)	Year Ended December 31, 2015 ($)
Ordinary income	1,322,367	2,128,578
Long-term capital gains	—	32,205,468
Total	1,322,367	34,334,046

Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.

At December 31, 2016, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$998,993
Capital loss carryforwards	(83,534,863)
Net unrealized appreciation	34,124,926

At December 31, 2016, the cost of investments for federal income tax purposes was $578,833,663 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$62,725,978
Unrealized depreciation	(28,601,052)
Net unrealized appreciation	$34,124,926

The following capital loss carryforwards, determined at December 31, 2016, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

Year of Expiration	Amount ($)
No expiration — short-term	69,366,731
No expiration — long-term	14,168,132
Total	83,534,863

Capital loss carryforwards with no expiration are required to be utilized prior to any capital losses which carry an expiration date. As a result of this ordering rule, capital loss carryforwards which carry an expiration date may be more likely to expire unused.

Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 5. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $577,458,043 and $1,170,901,013 respectively, for the year ended December 31, 2016. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.

Note 6. Affiliated Money Market Fund

The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends — affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. Effective October 1, 2016, the Affiliated MMF prices its shares with a floating net asset value (NAV) and no longer seeks to maintain a stable NAV. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.

Note 7. Line of Credit

The Fund has access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., HSBC Bank USA, N.A. and JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility agreement, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, that permits collective borrowings up to $1 billion. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus

Annual Report 2016	23

COLUMBIA VARIABLE PORTFOLIO – EMERGING MARKETS FUND

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2016

1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations.

For the year ended December 31, 2016, the average daily loan balance outstanding on days when borrowing existed was $17,450,000 at a weighted average interest rate of 1.44%. Interest expense incurred by the Fund is recorded as a line of credit interest expense in the Statement of Operations.

The Fund had no outstanding borrowings at December 31, 2016.

Note 8. Significant Risks

Financial Sector Risk

The Fund may be more susceptible to the particular risks that may affect companies in the financial services sector than if it were invested in a wider variety of companies in unrelated sectors. Companies in the financial services sector are subject to certain risks, including the risk of regulatory change, decreased liquidity in credit markets and unstable interest rates. Such companies may have concentrated portfolios, such as a high level of loans to real estate developers, which makes them vulnerable to economic conditions that affect that industry. Performance of such companies may be affected by competitive pressures and exposure to investments or agreements that, under certain circumstances, may lead to losses (e.g., subprime loans). Companies in the financial services sector are subject to extensive governmental regulation that may limit the amount and types of loans and other financial commitments they can make, and interest rates and fees that they may charge. In addition, profitability of such companies is largely dependent upon the availability and the cost of capital.

Foreign Securities and Emerging Market Countries Risk

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities. Investing in emerging markets may accentuate these risks. These countries are also more likely to experience high levels of inflation, deflation or currency devaluation which could hurt their economies and securities markets. To the extent that the Fund concentrates its investment exposure to any one or a few specific countries, the Fund will be particularly susceptible to the various conditions, events or other factors impacting those countries and may, therefore, have a greater risk than that of a fund which is more geographically diversified.

Shareholder Concentration Risk

At December 31, 2016, affiliated shareholders of record owned 100.0% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid or more liquid positions, resulting in Fund losses and the Fund holding a higher percentage of less liquid or illiquid securities. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.

Technology and Technology-Related Investment Risk

The Fund may be more susceptible to the particular risks that may affect companies in the information technology sector, as well as other technology-related sectors (collectively, the technology sectors) than if it were invested in a wider variety of companies in unrelated sectors. Companies in the technology sectors are subject to certain risks, including the risk that new services, equipment or technologies will not be accepted by consumers and businesses or will become rapidly obsolete. Performance of such companies may be affected by factors including obtaining and protecting patents (or the failure to do so) and significant competitive pressures, including aggressive pricing of their products or services, new market entrants, competition for market share and short product cycles due to an accelerated rate of technological developments. Such competitive pressures may lead to limited earnings and/or falling profit margins. As a result, the value of their securities may fall or fail to rise. In addition, many technology sector companies have limited operating histories and prices of these companies’ securities historically have been more volatile than other securities, especially over the short term.

24	Annual Report 2016

COLUMBIA VARIABLE PORTFOLIO – EMERGING MARKETS FUND

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2016

Note 9. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Note 10. Information Regarding Pending and Settled Legal Proceedings

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

Annual Report 2016	25

COLUMBIA VARIABLE PORTFOLIO – EMERGING MARKETS FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of Columbia Funds Variable Series Trust II and the Shareholders of Columbia Variable Portfolio — Emerging Markets Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Variable Portfolio — Emerging Markets Fund (the “Fund,” a series of Columbia Funds Variable Series Trust II) as of December 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of December 31, 2016 by correspondence with the custodian, brokers and transfer agent, and the application of alternative auditing procedures where such confirmations had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Minneapolis, MN

February 17, 2017

26	Annual Report 2016

COLUMBIA VARIABLE PORTFOLIO – EMERGING MARKETS FUND

FEDERAL INCOME TAX INFORMATION

(Unaudited)

The Fund hereby designates the following tax attributes for the fiscal year ended December 31, 2016.

Tax Designations

Dividends Received Deduction	0.45%
Foreign Taxes Paid	$2,044,951
Foreign Taxes Paid Per Share	$0.05
Foreign Source Income	$13,522,097
Foreign Source Income Per Share	$0.31

Dividends Received Deduction. The percentage of ordinary income distributed during the fiscal year that qualifies for the corporate dividends received deduction.

Foreign Taxes. The Fund makes the election to pass through to shareholders the foreign taxes paid. Eligible shareholders may claim a foreign tax credit. These taxes, and the corresponding foreign source income, are provided.

Annual Report 2016	27

COLUMBIA VARIABLE PORTFOLIO – EMERGING MARKETS FUND

TRUSTEES AND OFFICERS

Shareholders elect the Board that oversees the Fund’s operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, Trustees not affiliated with the Investment Manager generally may serve through the end of the calendar year in which they reach either the mandatory retirement age established by the Board or the fifteenth anniversary of the first Board meeting they attended as a member of the Board.

Independent Trustees
Name, Address, Year of Birth	Position Held With the Trust and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
George S. Batejan 901 S. Marquette Ave. Minneapolis, MN 55402 1953	Trustee since 1/17	Executive Vice President, Global Head of Technology and Operations, Janus Capital Group, Inc., 2010-2016	124	Trustee to other Columbia Funds since 2017; Advisory Board Member, University of Colorado Business School (Executive Committee, Nominating Committee and Governance Committee) since November 2015; former Chairman of the Board, NICSA (National Investment Company Services Association), 2014-2016; former Director, Intech Investment Management, 2011-2016; former Board Member, Metro Denver Chamber of Commerce, 2015-2016
Kathleen Blatz 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Trustee since 1/06 for RiverSource Funds and since 6/11 for Nations Funds	Attorney, specializing in arbitration and mediation; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees	126	Trustee to other Columbia Funds since 2006; Trustee, BlueCross BlueShield of Minnesota (Chair of the Business Development Committee) since 2009; Chair of the Robina Foundation since August 2013
Edward J. Boudreau, Jr. 901 S. Marquette Ave. Minneapolis, MN 55402 1944	Trustee since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, E.J. Boudreau & Associates (consulting) since 2000; FINRA Industry Arbitrator, 2002-present; Chairman and Chief Executive Officer, John Hancock Investments (asset management), Chairman and Interested Trustee for open-end and closed-end funds offered by John Hancock, 1989-2000; John Hancock Mutual Life Insurance Company, including Senior Vice President and Treasurer and Senior Vice President Information Technology, 1968-1988	124	Trustee to other Columbia Funds since 2005; former Trustee, Boston Museum of Science (Chair of Finance Committee), 1985- 2013; former Trustee, BofA Funds Series Trust (11 funds), 2005-2011

28	Annual Report 2016

COLUMBIA VARIABLE PORTFOLIO – EMERGING MARKETS FUND

TRUSTEES AND OFFICERS (continued)

Independent Trustees (continued)
Name, Address, Year of Birth	Position Held With the Trust and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
Pamela G. Carlton 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Trustee since 7/07 for RiverSource Funds and since 6/11 for Nations Funds	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, Morgan Stanley, 1982-1991	126	Trustee to other Columbia Funds since 2007; Trustee, New York Presbyterian Hospital Board (Executive Committee and Chair of Human Resources Committee) since 1996
William P. Carmichael 901 S. Marquette Ave. Minneapolis, MN 55402 1943	Trustee since 6/11 for RiverSource Funds and since 2003 for Nations Funds; Chair of the Board from 1/14-11/15	Retired; Co-founder, The Succession Fund (provides exit strategies to owners of privately held companies), 1998-2007; Adjunct Professor of Finance, Kelley School of Business, Indiana University, 1993-2007; Senior Vice President, Sara Lee Corporation, 1991-1993; Senior Vice President and Chief Financial Officer, Beatrice Foods Company, 1984-1990; Vice President, Esmark, Inc., 1973-1984; Associate, Price Waterhouse, 1968-1972	126	Trustee to other Columbia Funds since 2003; Director, The Finish Line (athletic shoes and apparel) since July 2003; Director, hhgregg since May, 2015; former Director, Cobra Electronics Corporation (electronic equipment manufacturer), 1994-August 2014; former Director, Spectrum Brands, Inc. (consumer products), 2002-2009; former Director, Simmons Company (bedding), 2004-2010; former Trustee, BofA Funds Series Trust (11 funds) 2003-2011; former Director, McMoRan Exploration Company (oil and gas exploration and development) 2010-2013; former Director, International Textile Corp., 2012-2016
Patricia M. Flynn 901 S. Marquette Ave. Minneapolis, MN 55402 1950	Trustee since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Trustee Professor of Economics and Management, Bentley University since 1976 (also teaches and conducts research on corporate governance); Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	126	Trustee to other Columbia Funds since 2004; Trustee, MA Taxpayers Foundation since 1997; Board of Governors, Innovation Institute, MA Technology Collaborative since 2010
William A. Hawkins 901 S. Marquette Ave. Minneapolis, MN 55402 1942	Chair of the Board since 11/15; Trustee since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, Overton Partners (financial consulting), since August 2010; President and Chief Executive Officer, California General Bank, N.A., January 2008-August 2010; Operation Hope, COO, 2004-2007; IndyMac Bancorp, President, CBG, 1999-2003; American General Bank, President, 1997-1999; Griffin Financial Services, CEO, 1981-1997; The Griffin Funds, CEO, 1992-1998	126	Trustee to other Columbia Funds since 2005; former Trustee, BofA Funds Series Trust (11 funds), 2005-2015

Annual Report 2016	29

COLUMBIA VARIABLE PORTFOLIO – EMERGING MARKETS FUND

TRUSTEES AND OFFICERS (continued)

Independent Trustees (continued)
Name, Address, Year of Birth	Position Held With the Trust and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
Catherine James Paglia 901 S. Marquette Ave. Minneapolis, MN 55402 1952	Trustee since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Director, Enterprise Asset Management, Inc. (private real estate and asset management company) since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Managing Director, Morgan Stanley, 1982-1989; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	126	Trustee to other Columbia Funds since 2004; Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012; Trustee, Carleton College (on the Investment Committee); Trustee, Carnegie Endowment for International Peace (on the Investment Committee)
Minor M. Shaw 901 S. Marquette Ave. Minneapolis, MN 55402 1947	Trustee since 6/11 for RiverSource Funds and since 2003 for Nations Funds	President, Micco LLC (private investments) since 2011; President, Micco Corp. (family investment business), 1998-2011	126	Trustee to other Columbia Funds since 2003; Director, BlueCross BlueShield of South Carolina since April 2008; Advisory Board member, Duke Energy Corp. since October 2016; Chair of the Duke Endowment; Director, National Association of Corporate Directors, Carolinas Chapter, since 2013; Chair of Greenville — Spartanburg Airport Commission; former Trustee, BofA Funds Series Trust (11 funds), 2003-2011; former Director, Piedmont Natural Gas, 2004-2016
John G. Taft 901 S. Marquette Ave. Minneapolis, MN 55402 1955	Trustee since 1/17	Chief Executive Officer, RBC Wealth Management (a division of RBC Capital Markets LLC), 2005-2016	124	Trustee to other Columbia Funds since 2017; Trustee, Andy Warhol Foundation for Visual Arts (Finance Committee) since 2014; former Director, RBC Global Asset Management — U.S., 2001-2016

30	Annual Report 2016

COLUMBIA VARIABLE PORTFOLIO – EMERGING MARKETS FUND

TRUSTEES AND OFFICERS (continued)

Independent Trustees (continued)
Name, Address, Year of Birth	Position Held With the Trust and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
Alison Taunton-Rigby 901 S. Marquette Ave. Minneapolis, MN 55402 1944	Trustee since 11/02 for RiverSource Funds and since 6/11 for Nations Funds	President, Chief Executive Officer and Director, RiboNovix, Inc., 2003-2010; CMT Inc., 2001-2003; Aquila Biopharmaceuticals Inc., 1996-2000; Cambridge Biotech Corporation, 1995- 1996; Mitotix Inc., 1993-1994	126	Trustee to other Columbia Funds since 2002; Director, Boston Children’s Hospital since 2002; Director, ICI Mutual Insurance Company, since 2011; Director, Blumont/IRD since 2016; Director, Mount Ida College since 2016; former Director, Abt Associates (government contractor), 2001-2016; former Director, Healthways, Inc. (health and well-being solutions), 2005-2016

Interested Trustee Not Affiliated with Investment Manager*
Name, Address, Year of Birth	Position Held With the Trusts and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
Anthony M. Santomero 901 S. Marquette Ave. Minneapolis, MN 55402 1946	Trustee since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008; President, Federal Reserve Bank of Philadelphia, 2000- 2006; Professor of Finance, The Wharton School, University of Pennsylvania, 1972-2002	124	Trustee to other Columbia Funds since 2008; Trustee, Penn Mutual Life Insurance Company since March 2008; Director, Renaissance Reinsurance Ltd. since May 2008; Director, Citigroup Inc. since 2009; Director, Citibank, N.A. since 2009; former Trustee, BofA Funds Series Trust (11 funds), 2008-2011

*	Dr. Santomero is not an affiliated person of the Investment Manager or Ameriprise Financial. However, he is currently deemed by the Funds to be an “interested person” (as defined in the 1940 Act) of the Funds because he serves as a Director of Citigroup Inc. and Citibank, N.A., companies that may directly or through subsidiaries and affiliates engage from time-to-time in brokerage execution, principal transactions and lending relationships with the Funds or accounts advised/managed by the Investment Manager.

Annual Report 2016	31

COLUMBIA VARIABLE PORTFOLIO – EMERGING MARKETS FUND

TRUSTEES AND OFFICERS (continued)

Interested Trustee Affiliated with Investment Manager*
Name, Address, Year of Birth	Position Held With the Trusts and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
William F. Truscott c/o Columbia Management Investment Advisers, LLC, 225 Franklin St. Boston, MA 02110 1960	Trustee since 11/01 for RiverSource Funds and since 6/11 for Nations Funds; Senior Vice President since 2002 for RiverSource Funds and since 5/10 for Nations Funds	Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010-September 2012); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006-August 2012.	185	Trustee to other Columbia Funds since 2001; Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010; Director, Columbia Management Investment Distributors, Inc. since May 2010; Former Director, Ameriprise Certificate Company, 2006-January 2013

*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.

The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611 or contacting your financial intermediary.

32	Annual Report 2016

COLUMBIA VARIABLE PORTFOLIO – EMERGING MARKETS FUND

TRUSTEES AND OFFICERS (continued)

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Truscott, who is Senior Vice President, the Fund’s other officers are:

Fund Officers
Name, Address and Year of Birth	Position and Year First Appointed to Position for any Fund in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) During Past Five Years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously, Vice President and Chief Counsel January 2010-December 2014); officer of Columbia Funds and affiliated funds since 2007.
Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Treasurer (2011), Chief Financial Officer (2009) and Chief Accounting Officer (2015)	Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; senior officer of Columbia Funds and affiliated funds since 2002.
Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Senior Vice President (2011), Chief Legal Officer (2015) and Assistant Secretary (2008)	Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since January 2017 (previously Vice President and Lead Chief Counsel, November 2008-January 2017 and January 2013-January 2017, respectively, and Chief Counsel, January 2010-January 2013); Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since May 2010.
Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010.
Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)	Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Executive Vice President and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since July 2013 (previously Director and Global Chief Investment Officer, 2010-2013).
Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010.
Amy Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Vice President (2006)	Managing Director and Global Head of Operations, Columbia Management Investment Advisers, LLC since April 2016 (previously Managing Director and Chief Operating Officer, 2010-2016).
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Vice President and Secretary (2015)	Vice President and Group Counsel, Ameriprise Financial, Inc. since August 2011; officer of Columbia Funds and affiliated funds since 2005.

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COLUMBIA VARIABLE PORTFOLIO – EMERGING MARKETS FUND

IMPORTANT INFORMATION ABOUT THIS REPORT

The policy of the Board is to vote the proxies of the companies in which each fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how each fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting investor.columbiathreadneedleus.com, or searching the website of the SEC at sec.gov.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund’s Form N-Q is available on the SEC’s website at sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. Each fund’s complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.

Annual Report 2016	37

Columbia Variable Portfolio – Emerging Markets Fund

P.O. Box 8081

Boston, MA 02266-8081

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For fund and other investment product prospectuses, which contains this and other important information, contact your financial advisor or insurance representative. Please read the prospectus carefully before you invest. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved. Columbia Management Investment Distributors, Inc., 225 Franklin Street, Boston, MA 02110-2804

© 2017 Columbia Management Investment Advisers, LLC.

S-2000 AN (2/17)

ANNUAL REPORT

December 31, 2016

COLUMBIA VARIABLE PORTFOLIO – GOVERNMENT MONEY MARKET FUND

Please remember that you may not buy (nor will you own) shares of the Fund directly. The Fund is available through variable annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies as well as qualified pension and retirement plans. Please contact your financial advisor or insurance representative for more information.

COLUMBIA VARIABLE PORTFOLIO – GOVERNMENT MONEY MARKET FUND

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.

Annual Report 2016

COLUMBIA VARIABLE PORTFOLIO – GOVERNMENT MONEY MARKET FUND

PERFORMANCE OVERVIEW

Performance Summary

∎	Columbia Variable Portfolio — Government Money Market Fund (the Fund) Class 3 shares returned 0.01% for the 12-month period that ended December 31, 2016.

∎

The Fund’s annualized simple yield and annualized compound yield were both 0.01% for the seven-day period ended December 31, 2016. Generally, seven-day current yields more closely reflect the current earnings of the Fund than the total return. However, in this extremely low rate environment, that has not been the case. Current short-term yields may be higher or lower than the figures shown.

∎	The Fund is intended to serve as a conservative, shorter term investment choice for investors seeking current income.

Average Annual Total Returns (%) (for period ended December 31, 2016)
	Inception	1 Year	5 Years	10 Years
Class 1*	05/03/10	0.01	0.01	0.71
Class 2*	05/03/10	0.01	0.01	0.72
Class 3	10/13/81	0.01	0.01	0.72

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your financial advisor or insurance representative.

Performance results reflect the effect of any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.

*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit investor.columbiathreadneedleus.com/investment-products/variable-products/appended-performance for more information.

Prior to May 1, 2016, the Fund operated as a prime money market fund and invested in certain types of securities that the Fund is no longer permitted to hold to any significant extent (i.e., over 0.5% of total assets). Consequently, the performance information may have been different if the current investment limitations had been in effect during the period prior to the Fund’s conversion to a government money market fund.

An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to maintain the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

2	Annual Report 2016

COLUMBIA VARIABLE PORTFOLIO – GOVERNMENT MONEY MARKET FUND

PORTFOLIO OVERVIEW

(Unaudited)

Portfolio Breakdown (%) (at December 31, 2016)
Repurchase Agreements	11.2
Treasury Bills	2.9
U.S. Government & Agency Obligations	78.1
U.S. Treasury Obligations	7.8
Total	100.0

Percentages indicated are based upon total investments. The Fund’s portfolio composition is subject to change.

Portfolio Management

Leonard Aplet, CFA

John McColley

Annual Report 2016	3

COLUMBIA VARIABLE PORTFOLIO – GOVERNMENT MONEY MARKET FUND

UNDERSTANDING YOUR FUND’S EXPENSES

(Unaudited)

As an investor, you incur ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

The information below does not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy (collectively, Contracts) or qualified pension and retirement plan (Qualified Plan), if any. The total fees and expenses you bear may therefore be higher than those shown below.

Analyzing Your Fund’s Expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare With Other Funds” below for details on how to use the hypothetical data.

Compare With Other Funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as redemption or exchange fees, or expenses that apply to the subaccount or the Contract. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If the fees and expenses imposed under your Contract or Qualified Plan, if any, were included, your costs would be higher.

July 1, 2016 – December 31, 2016

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)		Expenses Paid During the Period ($)		Fund’s Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class 1	1,000.00	1,000.00	1,000.10	1,023.15	1.85	1.87	0.37
Class 2	1,000.00	1,000.00	1,000.10	1,023.20	1.80	1.82	0.36
Class 3	1,000.00	1,000.00	1,000.10	1,023.20	1.80	1.82	0.36

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 366.

Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.

From time to time, the Investment Manager and its affiliates may limit the expenses of the Fund for the purpose of increasing the yield. This expense limitation policy may be revised or terminated at any time without notice. Had the Investment Manager and its affiliates not limited the expenses of the Fund during the year ended December 31, 2016, the annualized expense ratios would have been 0.45% for Class 1, 0.70% for Class 2 and 0.58% for Class 3. The actual expenses paid would have been $2.25 for Class 1, $3.50 for Class 2 and $2.90 for Class 3; the hypothetical expenses paid would have been $2.28 for Class 1, $3.54 for Class 2 and $2.93 for Class 3.

4	Annual Report 2016

COLUMBIA VARIABLE PORTFOLIO – GOVERNMENT MONEY MARKET FUND

PORTFOLIO OF INVESTMENTS

December 31, 2016

(Percentages represent value of investments compared to net assets)

U.S. Government & Agency Obligations 76.1%
Issuer	Effective Yield	Principal Amount ($)	Value ($)
Federal Agricultural Mortgage Corp. Discount Notes
01/03/17	0.380%	7,000,000	6,999,708
02/16/17	0.580%	7,500,000	7,494,321

Federal Farm Credit Banks Discount Notes
01/09/17	0.310%	6,000,000	5,999,490
01/23/17	0.430%	5,000,000	4,998,595
01/24/17	0.420%	10,000,000	9,997,133
02/01/17	0.480%	10,000,000	9,995,644
03/15/17	0.550%	5,000,000	4,994,399

Federal Home Loan Banks Discount Notes
01/06/17	0.260%	8,000,000	7,999,600
01/09/17	0.310%	12,000,000	11,998,980
01/10/17	0.280%	3,000,000	2,999,750
01/11/17	0.370%	8,000,000	7,999,022
01/13/17	0.400%	3,000,000	2,999,534
01/17/17	0.340%	7,000,000	6,998,843
01/18/17	0.300%	6,000,000	5,999,070
01/19/17	0.300%	6,000,000	5,999,018
01/25/17	0.300%	5,000,000	4,998,924
02/10/17	0.510%	18,000,000	17,989,471

Federal Home Loan Banks
01/23/17	0.480%	7,000,000	6,997,809
02/08/17	0.450%	9,000,000	8,995,515
02/13/17	0.490%	4,000,000	3,997,605
02/15/17	0.520%	8,000,000	7,994,685
02/22/17	0.520%	9,000,000	8,993,110
05/25/17	0.750%	8,000,000	8,000,000
09/27/17	0.750%	4,000,000	4,000,000

Federal Home Loan Banks(a)
01/13/17	0.840%	6,000,000	6,000,000

Federal Home Loan Mortgage Corp. Discount Notes
01/05/17	0.270%	6,000,000	5,999,733

Federal Home Loan Mortgage Corp.
01/03/17	0.210%	6,000,000	5,999,860
01/06/17	0.370%	8,000,000	7,999,427
01/10/17	0.300%	5,000,000	4,999,542
01/18/17	0.280%	6,000,000	5,999,130
03/09/17	0.750%	4,500,000	4,500,000

Federal National Mortgage Association Discount Notes
02/01/17	0.340%	7,000,000	6,997,822

Federal National Mortgage Association
01/03/17	0.360%	1,350,000	1,349,947
01/04/17	0.270%	10,750,000	10,749,602
01/11/17	0.380%	6,000,000	5,999,248
01/18/17	0.450%	1,000,000	999,765
01/20/17	0.410%	8,000,000	7,998,133
02/02/17	0.450%	10,000,000	9,995,783

U.S. Government & Agency Obligations (continued)
Issuer	Effective Yield	Principal Amount ($)	Value ($)
Tennessee Valley Authority
01/03/17	0.330%	8,000,000	7,999,707

Total U.S. Government & Agency Obligations
(Cost: $269,027,925)			269,027,925

Repurchase Agreements 10.9%
Tri-party RBC Capital Markets LLC dated 12/30/16, matures 01/03/17 repurchase price $25,001,111 (collateralized by U.S. Treasury Securities, total market value $25,500,021)
	0.400%	25,000,000	25,000,000

Tri-party TD Securities (USA) LLC dated 12/30/16, matures 01/03/17 repurchase price $13,400,759 (collateralized by U.S. Treasury Securities, total market value $13,668,011)
	0.510%	13,400,000	13,400,000

Total Repurchase Agreements
(Cost: $38,400,000)			38,400,000

Treasury Bills 2.8%
U.S. Treasury Bills
01/05/17	0.270%	5,000,000	4,999,776
01/12/17	0.320%	5,000,000	4,999,433

Total Treasury Bills
(Cost: $9,999,209)			9,999,209

U.S. Treasury Obligations 7.6%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
U.S. Treasury(a)
04/30/17	0.630%	8,000,000	7,999,653
07/31/17	0.633%	9,000,000	8,994,299
10/31/17	0.724%	10,000,000	9,997,310

Total U.S. Treasury Obligations
(Cost: $26,991,262)			26,991,262

Total Investments
(Cost: $344,418,396)			344,418,396

Other Assets & Liabilities, Net			9,293,182

Net Assets			353,711,578

Notes to Portfolio of Investments

(a)	Variable rate security.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016	5

COLUMBIA VARIABLE PORTFOLIO – GOVERNMENT MONEY MARKET FUND

PORTFOLIO OF INVESTMENTS (continued)

December 31, 2016

Fair Value Measurements

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

∎

Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

∎	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

∎	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Short-term securities are valued using amortized cost, as permitted under Rule 2a-7 of the Investment Company Act of 1940, as amended. Generally, amortized cost approximates the current fair value of these securities, but because the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The accompanying Notes to Financial Statements are an integral part of this statement.

6	Annual Report 2016

COLUMBIA VARIABLE PORTFOLIO – GOVERNMENT MONEY MARKET FUND

PORTFOLIO OF INVESTMENTS (continued)

December 31, 2016

Fair Value Measurements (continued)

The following table is a summary of the inputs used to value the Fund’s investments at December 31, 2016:

	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Investments

U.S. Government & Agency Obligations	—	269,027,925	—	269,027,925

Repurchase Agreements	—	38,400,000	—	38,400,000

Treasury Bills	9,999,209	—	—	9,999,209

U.S. Treasury Obligations	—	26,991,262	—	26,991,262

Total Investments	9,999,209	334,419,187	—	344,418,396

See the Portfolio of Investments for all investment classifications not indicated in the table.

The Fund’s assets assigned to the Level 2 input category represent certain short-term obligations which are valued using amortized cost, an income approach which converts future cash flows to a present value based upon the discount or premium at purchase.

There were no transfers of financial assets between levels during the period.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016	7

COLUMBIA VARIABLE PORTFOLIO – GOVERNMENT MONEY MARKET FUND

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2016

Assets

Investments, at value

Unaffiliated issuers (identified cost $306,018,396)	$306,018,396

Repurchase agreements (identified cost $38,400,000)	38,400,000

Total investments (identified cost $344,418,396)	344,418,396

Cash	10,066,759

Receivable for:

Capital shares sold	68,899

Interest	64,547

Expense reimbursement due from Investment Manager	56,031

Prepaid expenses	2,403

Trustees’ deferred compensation plan	29,607

Total assets	354,706,642

Liabilities

Payable for:

Capital shares purchased	671,818

Dividend distributions to shareholders	97

Management services fees	114,075

Distribution and/or service fees	35,462

Transfer agent fees	17,550

Compensation of board members	63,455

Chief compliance officer expenses	81

Other expenses	62,919

Trustees’ deferred compensation plan	29,607

Total liabilities	995,064

Net assets applicable to outstanding capital stock	$353,711,578

Represented by

Paid-in capital	$356,111,327

Excess of distributions over net investment income	(78,545)

Accumulated net realized loss	(2,321,204)

Total — representing net assets applicable to outstanding capital stock	$353,711,578

Class 1

Net assets	$48,309,745

Shares outstanding	48,256,884

Net asset value per share	$1.00

Class 2

Net assets	$35,913,612

Shares outstanding	35,908,938

Net asset value per share	$1.00

Class 3

Net assets	$269,488,221

Shares outstanding	269,403,737

Net asset value per share	$1.00

The accompanying Notes to Financial Statements are an integral part of this statement.

8	Annual Report 2016

COLUMBIA VARIABLE PORTFOLIO – GOVERNMENT MONEY MARKET FUND

STATEMENT OF OPERATIONS

Year Ended December 31, 2016

Net investment income

Income:

Interest	$1,402,539

Total income	1,402,539

Expenses:

Management services fees	1,475,588

Distribution and/or service fees

Class 2	91,124

Class 3	341,574

Transfer agent fees

Class 1	41,188

Class 2	21,869

Class 3	163,951

Compensation of board members	20,004

Custodian fees	9,911

Printing and postage fees	75,035

Audit fees	27,380

Legal fees	10,860

Chief compliance officer expenses	81

Other	12,871

Total expenses	2,291,436

Fees waived or expenses reimbursed by Investment Manager and its affiliates	(926,573)

Total net expenses	1,364,863

Net investment income	37,676

Realized and unrealized gain (loss) — net

Net realized gain (loss) on:

Investments	927

Net realized gain	927

Net realized and unrealized gain	927

Net increase in net assets resulting from operations	$38,603

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016	9

COLUMBIA VARIABLE PORTFOLIO – GOVERNMENT MONEY MARKET FUND

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2016	Year Ended December 31, 2015
Operations

Net investment income	$37,676	$49,415

Net realized gain	927	85,937

Net increase in net assets resulting from operations	38,603	135,352

Distributions to shareholders

Net investment income

Class 1	(6,842)	(18,844)

Class 2	(3,649)	(2,562)

Class 3	(27,337)	(27,871)

Total distributions to shareholders	(37,828)	(49,277)

Decrease in net assets from capital stock activity	(91,734,296)	(29,504,422)

Total decrease in net assets	(91,733,521)	(29,418,347)

Net assets at beginning of year	445,445,099	474,863,446

Net assets at end of year	$353,711,578	$445,445,099

Excess of distributions over net investment income	$(78,545)	$(78,393)

The accompanying Notes to Financial Statements are an integral part of this statement.

10	Annual Report 2016

COLUMBIA VARIABLE PORTFOLIO – GOVERNMENT MONEY MARKET FUND

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Year Ended December 31, 2016		Year Ended December 31, 2015
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity

Class 1 shares

Subscriptions	31,451,203	31,451,203	125,265,766	125,265,766

Distributions reinvested	4,117	4,117	18,843	18,843

Redemptions	(132,894,630)	(132,894,630)	(121,706,668)	(121,706,668)

Net increase (decrease)	(101,439,310)	(101,439,310)	3,577,941	3,577,941

Class 2 shares

Subscriptions	26,174,681	26,174,681	35,493,999	35,493,999

Distributions reinvested	3,647	3,647	2,560	2,560

Redemptions	(19,541,206)	(19,541,205)	(29,068,837)	(29,068,838)

Net increase	6,637,122	6,637,123	6,427,722	6,427,721

Class 3 shares

Subscriptions	66,467,847	66,467,847	35,627,548	35,627,548

Distributions reinvested	27,337	27,337	27,882	27,882

Redemptions	(63,427,293)	(63,427,293)	(75,165,514)	(75,165,514)

Net increase (decrease)	3,067,891	3,067,891	(39,510,084)	(39,510,084)

Total net decrease	(91,734,297)	(91,734,296)	(29,504,421)	(29,504,422)

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016	11

COLUMBIA VARIABLE PORTFOLIO – GOVERNMENT MONEY MARKET FUND

FINANCIAL HIGHLIGHTS

The following tables are intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect fees and expenses imposed to the variable accounts or contracts, as applicable; such fees and expenses would reduce total returns for all periods shown. Total return is not annualized for periods of less than one year.

	Year Ended December 31,
Class 1	2016		2015		2014		2013		2012
Per share data
Net asset value, beginning of period	$1.00		$1.00		$1.00		$1.00		$1.00

Income from investment operations:

Net investment income	0.00	(a)	0.00	(a)	0.00	(a)	0.00	(a)	0.00	(a)

Net realized and unrealized gain	0.00	(a)	0.00	(a)	0.00	(a)	0.00	(a)	0.00	(a)

Total from investment operations	0.00	(a)	0.00	(a)	0.00	(a)	0.00	(a)	0.00	(a)

Less distributions to shareholders:

Net investment income	(0.00	)(a)	(0.00	)(a)	(0.00	)(a)	(0.00	)(a)	(0.00	)(a)

Total distributions to shareholders	(0.00	)(a)	(0.00	)(a)	(0.00	)(a)	(0.00	)(a)	(0.00	)(a)

Net asset value, end of period	$1.00		$1.00		$1.00		$1.00		$1.00

Total return	0.01%		0.01%		0.01%		0.01%		0.01%

Ratios to average net assets

Total gross expenses	0.49%		0.49%		0.48%		0.48%		0.47%

Total net expenses(b)	0.36%		0.13%		0.09%		0.10%		0.14%

Net investment income	0.01%		0.01%		0.01%		0.01%		0.01%

Supplemental data

Net assets, end of period (in thousands)	$48,310		$149,749		$146,143		$303,071		$324,195

Notes to Financial Highlights

(a)	Rounds to zero.

(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

12	Annual Report 2016

COLUMBIA VARIABLE PORTFOLIO – GOVERNMENT MONEY MARKET FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended December 31,
Class 2	2016		2015		2014		2013		2012
Per share data
Net asset value, beginning of period	$1.00		$1.00		$1.00		$1.00		$1.00

Income from investment operations:

Net investment income	0.00	(a)	0.00	(a)	0.00	(a)	0.00	(a)	0.00	(a)

Net realized and unrealized gain	0.00	(a)	0.00	(a)	0.00	(a)	0.00	(a)	0.00	(a)

Total from investment operations	0.00	(a)	0.00	(a)	0.00	(a)	0.00	(a)	0.00	(a)

Less distributions to shareholders:

Net investment income	(0.00	)(a)	(0.00	)(a)	(0.00	)(a)	(0.00	)(a)	(0.00	)(a)

Total distributions to shareholders	(0.00	)(a)	(0.00	)(a)	(0.00	)(a)	(0.00	)(a)	(0.00	)(a)

Net asset value, end of period	$1.00		$1.00		$1.00		$1.00		$1.00

Total return	0.01%		0.01%		0.01%		0.01%		0.01%

Ratios to average net assets

Total gross expenses	0.74%		0.75%		0.73%		0.73%		0.72%

Total net expenses(b)	0.36%		0.13%		0.09%		0.10%		0.14%

Net investment income	0.01%		0.01%		0.01%		0.01%		0.01%

Supplemental data

Net assets, end of period (in thousands)	$35,914		$29,276		$22,843		$20,957		$8,224

Notes to Financial Highlights

(a)	Rounds to zero.

(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016	13

COLUMBIA VARIABLE PORTFOLIO – GOVERNMENT MONEY MARKET FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended December 31,
Class 3	2016		2015		2014		2013		2012
Per share data
Net asset value, beginning of period	$1.00		$1.00		$1.00		$1.00		$1.00

Income from investment operations:

Net investment income	0.00	(a)	0.00	(a)	0.00	(a)	0.00	(a)	0.00	(a)

Net realized and unrealized gain	0.00	(a)	0.00	(a)	0.00	(a)	0.00	(a)	0.00	(a)

Total from investment operations	0.00	(a)	0.00	(a)	0.00	(a)	0.00	(a)	0.00	(a)

Less distributions to shareholders:

Net investment income	(0.00	)(a)	(0.00	)(a)	(0.00	)(a)	(0.00	)(a)	(0.00	)(a)

Total distributions to shareholders	(0.00	)(a)	(0.00	)(a)	(0.00	)(a)	(0.00	)(a)	(0.00	)(a)

Net asset value, end of period	$1.00		$1.00		$1.00		$1.00		$1.00

Total return	0.01%		0.01%		0.01%		0.01%		0.01%

Ratios to average net assets

Total gross expenses	0.62%		0.62%		0.60%		0.61%		0.60%

Total net expenses(b)	0.36%		0.13%		0.09%		0.11%		0.14%

Net investment income	0.01%		0.01%		0.01%		0.01%		0.01%

Supplemental data

Net assets, end of period (in thousands)	$269,488		$266,420		$305,878		$378,976		$449,880

Notes to Financial Highlights

(a)	Rounds to zero.

(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

14	Annual Report 2016

COLUMBIA VARIABLE PORTFOLIO – GOVERNMENT MONEY MARKET FUND

NOTES TO FINANCIAL STATEMENTS

December 31, 2016

Note 1. Organization

Columbia Variable Portfolio — Government Money Market Fund (formerly known as Columbia Variable Portfolio — Cash Management Fund) (the Fund), a series of Columbia Funds Variable Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

Effective May 1, 2016, in connection with the Fund’s conversion from a prime money market fund to a government money market fund, Columbia Variable Portfolio — Cash Management Fund was renamed Columbia Variable Portfolio — Government Money Market Fund.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund offers Class 1, Class 2 and Class 3 shares to separate accounts funding variable annuity contracts and variable life insurance policies (collectively) issued by affiliated and unaffiliated life insurance companies as well as qualified pension and retirement plans (Qualified Plans) and other qualified institutional investors (Qualified Investors) authorized by Columbia Management Investment Distributors, Inc. (the Distributor). You may not buy (nor will you own) shares of the Fund directly. You may invest by participating in a Qualified Plan or by buying a Contract and making allocations to the Fund. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own cost structure and other features.

Note 2. Summary of Significant Accounting Policies

Basis of Preparation

The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services — Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation

Securities in the Fund are valued utilizing the amortized cost valuation method permitted in accordance with Rule 2a-7 under the 1940 Act provided certain conditions are met, including that the Board of Trustees continues to believe that the amortized cost valuation method fairly reflects the market-based net asset value per share of the Fund. This method involves valuing a portfolio security initially at its cost and thereafter assuming a constant accretion or amortization to maturity of any discount or premium, respectively. The Board of Trustees has established procedures intended to stabilize the Fund’s net asset value for purposes of purchases and redemptions of Fund shares at $1.00 per share. These procedures include determinations, at such intervals as the Board of Trustees deems appropriate and reasonable in light of current market conditions, of the extent, if any, to which the Fund’s market-based net asset value deviates from $1.00 per share. In the event such deviation exceeds 1/2 of 1%, the Board of Trustees will promptly consider what action, if any, should be initiated.

GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.

Repurchase Agreements

The Fund may invest in repurchase agreement transactions with institutions that management has determined are creditworthy. The Fund, through the custodian, receives delivery of the underlying securities collateralizing a repurchase agreement. Management is responsible for determining that the collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays in or restrictions on the Fund’s ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

Annual Report 2016	15

COLUMBIA VARIABLE PORTFOLIO – GOVERNMENT MONEY MARKET FUND

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2016

Offsetting of Assets and Liabilities

The following table presents the Fund’s gross and net amount of assets and liabilities available for offset under netting arrangements as well as any related collateral received or pledged by the Fund as of December 31, 2016:

	RBC Capital Markets ($)	TD Securities ($)	Total ($)
Assets
Repurchase agreements	25,000,000	13,400,000	38,400,000
Total Financial and Derivative Net Assets	25,000,000	13,400,000	38,400,000
Total collateral received (pledged)(a)	25,000,000	13,400,000	38,400,000
Net Amount(b)	—	—	—

(a)	In some instances, the actual collateral received and/or pledged may be more than the amount shown due to overcollateralization.

(b)	Represents the net amount due from/(to) counterparties in the event of default.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Interest income, including amortization of premium and discount, is recognized daily.

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, because the Fund meets the exception under Internal Revenue Code Section 4982(f), the Fund expects not to be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Distributions to Subaccounts

Distributions to the subaccounts of Contracts, Qualified Plans and Qualified Investors are recorded at the close of business on the record date and are payable on the first business day following the record date. Dividends from net investment income, if any, are declared daily and distributed quarterly. Capital gains distributions, when available, will be made annually. However, an additional capital gain distribution may be made during the fiscal year to seek to maintain a $1.00 per share, unless offset by any available capital loss carryforward. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. All dividends and distributions are reinvested in additional shares of the applicable share class of the Fund at the net asset value as of the ex-dividend date of the distribution.

Guarantees and Indemnifications

Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Investment Company Reporting Modernization

In October 2016, the U.S. Securities and Exchange Commission adopted new rules and forms, and

16	Annual Report 2016

COLUMBIA VARIABLE PORTFOLIO – GOVERNMENT MONEY MARKET FUND

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2016

amendments to certain current rules and forms, to modernize reporting and disclosure of information by registered investment companies. The amendments to Regulation S-X will require standardized, enhanced disclosure about derivatives in investment company financial statements, and will also change the rules governing the form and content of such financial statements. The amendments to Regulation S-X take effect on August 1, 2017. At this time, management is assessing the anticipated impact of these regulatory developments.

Note 3. Fees and Other Transactions with Affiliates

Management Services Fees

Effective May 1, 2016, the Fund entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to a percentage of the Fund’s average daily net assets that declines from 0.39% to 0.18% as the Fund’s net assets increase. Prior to May 1, 2016, the Fund paid the Investment Manager an annual fee for advisory services under an Investment Management Services Agreement and a separate annual fee for administrative and accounting services under an Administrative Services Agreement. The effective management services fee rate for the year ended December 31, 2016 (reflecting all advisory and administrative services fees paid to the Investment Manager) was 0.39% of the Fund’s average daily net assets. For the period from January 1, 2016 through April 30, 2016, the investment advisory services fee paid to the Investment Manager was $461,169, and the administrative services fee paid to the Investment Manager was $83,847.

Other Expenses

Other expenses are for, among other things, miscellaneous expenses of the Fund or the Board of Trustees, including payments to Board Services Corp., a company providing limited administrative services to the Fund and the Board of Trustees. That company’s expenses include boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. For the year ended

December 31, 2016, other expenses paid by the Fund to this company were $465.

Compensation of Board Members

Board of Trustee members, who are not officers or employees of the Investment Manager or Ameriprise Financial, are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Plan), these Board of Trustee members may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan. All amounts payable under the Plan constitute a general unsecured obligation of the Fund.

Compensation of Chief Compliance Officer

The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund is allocated a portion of the expenses associated with the Chief Compliance Officer based on relative net assets of the Trust.

Transfer Agency Fees

The Fund has a Transfer and Dividend Disbursing Agent Agreement with Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial. The annual fee rate under this agreement is 0.06% of the Fund’s average daily net assets attributable to each share class.

Distribution Fees

The Fund has an agreement with the Distributor, an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution services. Under a Plan and Agreement of Distribution, the Fund pays a fee at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Class 2 shares and an annual rate of up to 0.125% of the Fund’s average daily net assets attributable to Class 3 shares. The Fund pays no distribution and service fees for Class 1 shares.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described

Annual Report 2016	17

COLUMBIA VARIABLE PORTFOLIO – GOVERNMENT MONEY MARKET FUND

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2016

below) for the period disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rates as a percentage of the class’ average daily net assets:

Fee rates contractual through April 30, 2017
Class 1	0.450%
Class 2	0.700
Class 3	0.575

Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend and interest expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. In addition, from time to time, the Investment Manager and its affiliates may waive or absorb expenses of the Fund for the purposes of allowing the Fund to avoid a negative net yield or to increase the Fund’s positive net yield. The Fund’s yield would be negative if Fund expenses exceed Fund income. Any such expense limitation is voluntary and may be revised or terminated at any time without notice. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.

Note 4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.

At December 31, 2016, these differences are primarily due to differing treatment for capital loss carryforwards and Trustees’ deferred compensation. To the extent these differences are permanent, reclassifications are made among the components of the Fund’s net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications.

In the Statement of Assets and Liabilities the following reclassifications were made:

Accumulated net realized loss	$123,628
Paid-in capital	(123,628)

Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years indicated was as follows:

	Year Ended December 31, 2016 ($)	Year Ended December 31, 2015 ($)
Ordinary income	37,828	49,277

Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.

At December 31, 2016, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$17,274
Capital loss carryforwards	(2,321,204)

At December 31, 2016, the cost of investments for federal income tax purposes was $344,418,396.

The following capital loss carryforwards, determined at December 31, 2016, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

Year of Expiration	Amount ($)
2017	2,314,650
2018	6,554
Total	2,321,204

For the year ended December 31, 2016, $927 of capital loss carryforward was utilized, $123,628 expired unused.

Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations,

18	Annual Report 2016

COLUMBIA VARIABLE PORTFOLIO – GOVERNMENT MONEY MARKET FUND

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2016

and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 5. Line of Credit

The Fund has access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., HSBC Bank USA, N.A. and JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility agreement, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, that permits collective borrowings up to $1 billion. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations.

The Fund had no borrowings during the year ended December 31, 2016.

Note 6. Significant Risks

Credit Risk

Credit risk is the risk that the value of debt securities in the Fund’s portfolio may decline because the issuer may default and fail to pay interest or repay principal when due. Rating agencies assign credit ratings to debt securities to indicate their credit risk. Lower rated or unrated debt securities held by the Fund may present increased credit risk as compared to higher-rated debt securities.

Interest Rate Risk

Interest rate risk is the risk of losses attributable to changes in interest rates. In general, if prevailing interest rates rise, the values of debt securities tend to fall, and if interest rates fall, the values of debt securities tend to rise. Actions by governments and central banking authorities can result in increases in interest rates. Increasing interest rates may negatively affect the value of debt securities held by the Fund, resulting in a negative impact on the Fund’s performance and net asset value per share. In general, the longer the maturity or duration of a debt security, the greater its sensitivity to changes in interest rates.

Money Market Fund Risk

Although government money market funds (such as the Fund) may seek to preserve the value of shareholders’ investment at $1.00 per share, the net asset values of such money market fund shares can fall, and in infrequent cases in the past have fallen, below $1.00 per share, potentially causing shareholders who redeem their shares at such net asset values to lose money from their original investment.

At times of (i) significant redemption activity by shareholders, including, for example, when a single investor or a few large investors make a significant redemption of Fund shares, (ii) insufficient levels of cash in the Fund’s portfolio to satisfy redemption activity, and (iii) disruption in the normal operation of the markets in which the Fund buys and sells portfolio securities, the Fund could be forced to sell portfolio securities at unfavorable prices in order to generate sufficient cash to pay redeeming shareholders. Sales of portfolio securities at such times could result in losses to the Fund and cause the net asset value of Fund shares to fall below $1.00 per share. Additionally, in some cases, the default of a single portfolio security could cause the net asset value of Fund shares to fall below $1.00 per share. In addition, neither the Investment Manager nor any of its affiliates has a legal obligation to provide financial support to the Fund, and you should not expect that they or any person will provide financial support to the Fund at any time. The Fund may suspend redemptions or the payment of redemption proceeds when permitted by applicable regulations.

It is possible that, during periods of low prevailing interest rates or otherwise, the income from portfolio securities may be less than the amount needed to pay ongoing Fund operating expenses and may prevent payment of any dividends or distributions to Fund shareholders or cause the net asset value of Fund shares to fall below $1.00 per share. In such cases, the Fund may reduce or eliminate the payment of such dividends or distributions or seek to reduce certain of its operating expenses. There is no guarantee that such actions would enable the Fund to maintain a constant net asset value of $1.00 per share.

Shareholder Concentration Risk

At December 31, 2016, affiliated shareholders of record owned 89.5% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a

Annual Report 2016	19

COLUMBIA VARIABLE PORTFOLIO – GOVERNMENT MONEY MARKET FUND

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2016

large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid or more liquid positions, resulting in Fund losses and the Fund holding a higher percentage of less liquid or illiquid securities. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.

Note 7. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Note 8. Information Regarding Pending and Settled Legal Proceedings

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

20	Annual Report 2016

COLUMBIA VARIABLE PORTFOLIO – GOVERNMENT MONEY MARKET FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of Columbia Funds Variable Series Trust II and the Shareholders of

Columbia Variable Portfolio — Government Money Market Fund (formerly known as

Columbia Variable Portfolio — Cash Management Fund)

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Variable Portfolio — Government Money Market Fund (formerly known as Columbia Variable Portfolio — Cash Management Fund) (the “Fund,” a series of Columbia Funds Variable Series Trust II) as of December 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of December 31, 2016 by correspondence with the custodian and brokers, and the application of alternative auditing procedures where such confirmations had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Minneapolis, MN

February 17, 2017

Annual Report 2016	21

COLUMBIA VARIABLE PORTFOLIO – GOVERNMENT MONEY MARKET FUND

TRUSTEES AND OFFICERS

Shareholders elect the Board that oversees the Fund’s operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, Trustees not affiliated with the Investment Manager generally may serve through the end of the calendar year in which they reach either the mandatory retirement age established by the Board or the fifteenth anniversary of the first Board meeting they attended as a member of the Board.

Independent Trustees
Name, Address, Year of Birth	Position Held With the Trust and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
George S. Batejan 901 S. Marquette Ave. Minneapolis, MN 55402 1953	Trustee since 1/17	Executive Vice President, Global Head of Technology and Operations, Janus Capital Group, Inc., 2010-2016	124	Trustee to other Columbia Funds since 2017; Advisory Board Member, University of Colorado Business School (Executive Committee, Nominating Committee and Governance Committee) since November 2015; former Chairman of the Board, NICSA (National Investment Company Services Association), 2014-2016; former Director, Intech Investment Management, 2011-2016; former Board Member, Metro Denver Chamber of Commerce, 2015-2016
Kathleen Blatz 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Trustee since 1/06 for RiverSource Funds and since 6/11 for Nations Funds	Attorney, specializing in arbitration and mediation; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees	126	Trustee to other Columbia Funds since 2006; Trustee, BlueCross BlueShield of Minnesota (Chair of the Business Development Committee) since 2009; Chair of the Robina Foundation since August 2013
Edward J. Boudreau, Jr. 901 S. Marquette Ave. Minneapolis, MN 55402 1944	Trustee since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, E.J. Boudreau & Associates (consulting) since 2000; FINRA Industry Arbitrator, 2002-present; Chairman and Chief Executive Officer, John Hancock Investments (asset management), Chairman and Interested Trustee for open-end and closed-end funds offered by John Hancock, 1989-2000; John Hancock Mutual Life Insurance Company, including Senior Vice President and Treasurer and Senior Vice President Information Technology, 1968-1988	124	Trustee to other Columbia Funds since 2005; former Trustee, Boston Museum of Science (Chair of Finance Committee), 1985- 2013; former Trustee, BofA Funds Series Trust (11 funds), 2005-2011

22	Annual Report 2016

COLUMBIA VARIABLE PORTFOLIO – GOVERNMENT MONEY MARKET FUND

TRUSTEES AND OFFICERS (continued)

Independent Trustees (continued)
Name, Address, Year of Birth	Position Held With the Trust and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
Pamela G. Carlton 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Trustee since 7/07 for RiverSource Funds and since 6/11 for Nations Funds	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, Morgan Stanley, 1982-1991	126	Trustee to other Columbia Funds since 2007; Trustee, New York Presbyterian Hospital Board (Executive Committee and Chair of Human Resources Committee) since 1996
William P. Carmichael 901 S. Marquette Ave. Minneapolis, MN 55402 1943	Trustee since 6/11 for RiverSource Funds and since 2003 for Nations Funds; Chair of the Board from 1/14-11/15	Retired; Co-founder, The Succession Fund (provides exit strategies to owners of privately held companies), 1998-2007; Adjunct Professor of Finance, Kelley School of Business, Indiana University, 1993-2007; Senior Vice President, Sara Lee Corporation, 1991-1993; Senior Vice President and Chief Financial Officer, Beatrice Foods Company, 1984-1990; Vice President, Esmark, Inc., 1973-1984; Associate, Price Waterhouse, 1968-1972	126	Trustee to other Columbia Funds since 2003; Director, The Finish Line (athletic shoes and apparel) since July 2003; Director, hhgregg since May, 2015; former Director, Cobra Electronics Corporation (electronic equipment manufacturer), 1994-August 2014; former Director, Spectrum Brands, Inc. (consumer products), 2002-2009; former Director, Simmons Company (bedding), 2004-2010; former Trustee, BofA Funds Series Trust (11 funds) 2003-2011; former Director, McMoRan Exploration Company (oil and gas exploration and development) 2010-2013; former Director, International Textile Corp., 2012-2016
Patricia M. Flynn 901 S. Marquette Ave. Minneapolis, MN 55402 1950	Trustee since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Trustee Professor of Economics and Management, Bentley University since 1976 (also teaches and conducts research on corporate governance); Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	126	Trustee to other Columbia Funds since 2004; Trustee, MA Taxpayers Foundation since 1997; Board of Governors, Innovation Institute, MA Technology Collaborative since 2010
William A. Hawkins 901 S. Marquette Ave. Minneapolis, MN 55402 1942	Chair of the Board since 11/15; Trustee since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, Overton Partners (financial consulting), since August 2010; President and Chief Executive Officer, California General Bank, N.A., January 2008-August 2010; Operation Hope, COO, 2004-2007; IndyMac Bancorp, President, CBG, 1999-2003; American General Bank, President, 1997-1999; Griffin Financial Services, CEO, 1981-1997; The Griffin Funds, CEO, 1992-1998	126	Trustee to other Columbia Funds since 2005; former Trustee, BofA Funds Series Trust (11 funds), 2005-2015

Annual Report 2016	23

COLUMBIA VARIABLE PORTFOLIO – GOVERNMENT MONEY MARKET FUND

TRUSTEES AND OFFICERS (continued)

Independent Trustees (continued)
Name, Address, Year of Birth	Position Held With the Trust and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
Catherine James Paglia 901 S. Marquette Ave. Minneapolis, MN 55402 1952	Trustee since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Director, Enterprise Asset Management, Inc. (private real estate and asset management company) since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Managing Director, Morgan Stanley, 1982-1989; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	126	Trustee to other Columbia Funds since 2004; Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012; Trustee, Carleton College (on the Investment Committee); Trustee, Carnegie Endowment for International Peace (on the Investment Committee)
Minor M. Shaw 901 S. Marquette Ave. Minneapolis, MN 55402 1947	Trustee since 6/11 for RiverSource Funds and since 2003 for Nations Funds	President, Micco LLC (private investments) since 2011; President, Micco Corp. (family investment business), 1998-2011	126	Trustee to other Columbia Funds since 2003; Director, BlueCross BlueShield of South Carolina since April 2008; Advisory Board member, Duke Energy Corp. since October 2016; Chair of the Duke Endowment; Director, National Association of Corporate Directors, Carolinas Chapter, since 2013; Chair of Greenville — Spartanburg Airport Commission; former Trustee, BofA Funds Series Trust (11 funds), 2003-2011; former Director, Piedmont Natural Gas, 2004-2016
John G. Taft 901 S. Marquette Ave. Minneapolis, MN 55402 1955	Trustee since 1/17	Chief Executive Officer, RBC Wealth Management (a division of RBC Capital Markets LLC), 2005-2016	124	Trustee to other Columbia Funds since 2017; Trustee, Andy Warhol Foundation for Visual Arts (Finance Committee) since 2014; former Director, RBC Global Asset Management — U.S., 2001-2016

24	Annual Report 2016

COLUMBIA VARIABLE PORTFOLIO – GOVERNMENT MONEY MARKET FUND

TRUSTEES AND OFFICERS (continued)

Independent Trustees (continued)
Name, Address, Year of Birth	Position Held With the Trust and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
Alison Taunton-Rigby 901 S. Marquette Ave. Minneapolis, MN 55402 1944	Trustee since 11/02 for RiverSource Funds and since 6/11 for Nations Funds	President, Chief Executive Officer and Director, RiboNovix, Inc., 2003-2010; CMT Inc., 2001-2003; Aquila Biopharmaceuticals Inc., 1996-2000; Cambridge Biotech Corporation, 1995- 1996; Mitotix Inc., 1993-1994	126	Trustee to other Columbia Funds since 2002; Director, Boston Children’s Hospital since 2002; Director, ICI Mutual Insurance Company, since 2011; Director, Blumont/IRD since 2016; Director, Mount Ida College since 2016; former Director, Abt Associates (government contractor), 2001-2016; former Director, Healthways, Inc. (health and well-being solutions), 2005-2016

Interested Trustee Not Affiliated with Investment Manager*
Name, Address, Year of Birth	Position Held With the Trusts and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
Anthony M. Santomero 901 S. Marquette Ave. Minneapolis, MN 55402 1946	Trustee since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008; President, Federal Reserve Bank of Philadelphia, 2000- 2006; Professor of Finance, The Wharton School, University of Pennsylvania, 1972-2002	124	Trustee to other Columbia Funds since 2008; Trustee, Penn Mutual Life Insurance Company since March 2008; Director, Renaissance Reinsurance Ltd. since May 2008; Director, Citigroup Inc. since 2009; Director, Citibank, N.A. since 2009; former Trustee, BofA Funds Series Trust (11 funds), 2008-2011

*	Dr. Santomero is not an affiliated person of the Investment Manager or Ameriprise Financial. However, he is currently deemed by the Funds to be an “interested person” (as defined in the 1940 Act) of the Funds because he serves as a Director of Citigroup Inc. and Citibank, N.A., companies that may directly or through subsidiaries and affiliates engage from time-to-time in brokerage execution, principal transactions and lending relationships with the Funds or accounts advised/managed by the Investment Manager.

Annual Report 2016	25

COLUMBIA VARIABLE PORTFOLIO – GOVERNMENT MONEY MARKET FUND

TRUSTEES AND OFFICERS (continued)

Interested Trustee Affiliated with Investment Manager*
Name, Address, Year of Birth	Position Held With the Trusts and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
William F. Truscott c/o Columbia Management Investment Advisers, LLC, 225 Franklin St. Boston, MA 02110 1960	Trustee since 11/01 for RiverSource Funds and since 6/11 for Nations Funds; Senior Vice President since 2002 for RiverSource Funds and since 5/10 for Nations Funds	Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010-September 2012); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006-August 2012.	185	Trustee to other Columbia Funds since 2001; Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010; Director, Columbia Management Investment Distributors, Inc. since May 2010; Former Director, Ameriprise Certificate Company, 2006-January 2013

*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.

The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611 or contacting your financial intermediary.

26	Annual Report 2016

COLUMBIA VARIABLE PORTFOLIO – GOVERNMENT MONEY MARKET FUND

TRUSTEES AND OFFICERS (continued)

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Truscott, who is Senior Vice President, the Fund’s other officers are:

Fund Officers
Name, Address and Year of Birth	Position and Year First Appointed to Position for any Fund in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) During Past Five Years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously, Vice President and Chief Counsel January 2010-December 2014); officer of Columbia Funds and affiliated funds since 2007.
Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Treasurer (2011), Chief Financial Officer (2009) and Chief Accounting Officer (2015)	Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; senior officer of Columbia Funds and affiliated funds since 2002.
Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Senior Vice President (2011), Chief Legal Officer (2015) and Assistant Secretary (2008)	Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since January 2017 (previously Vice President and Lead Chief Counsel, November 2008-January 2017 and January 2013-January 2017, respectively, and Chief Counsel, January 2010-January 2013); Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since May 2010.
Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010.
Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)	Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Executive Vice President and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since July 2013 (previously Director and Global Chief Investment Officer, 2010-2013).
Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010.
Amy Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Vice President (2006)	Managing Director and Global Head of Operations, Columbia Management Investment Advisers, LLC since April 2016 (previously Managing Director and Chief Operating Officer, 2010-2016).
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Vice President and Secretary (2015)	Vice President and Group Counsel, Ameriprise Financial, Inc. since August 2011; officer of Columbia Funds and affiliated funds since 2005.

Annual Report 2016	27

COLUMBIA VARIABLE PORTFOLIO – GOVERNMENT MONEY MARKET FUND

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28	Annual Report 2016

COLUMBIA VARIABLE PORTFOLIO – GOVERNMENT MONEY MARKET FUND

IMPORTANT INFORMATION ABOUT THIS REPORT

The policy of the Board is to vote the proxies of the companies in which each fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how each fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting investor.columbiathreadneedleus.com, or searching the website of the SEC at sec.gov.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund’s Form N-Q is available on the SEC’s website at sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. Each fund’s complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.

Annual Report 2016	29

Columbia Variable Portfolio – Government Money Market Fund

P.O. Box 8081

Boston, MA 02266-8081

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For fund and other investment product prospectuses, which contains this and other important information, contact your financial advisor or insurance representative. Please read the prospectus carefully before you invest. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved. Columbia Management Investment Distributors, Inc., 225 Franklin Street, Boston, MA 02110-2804

© 2017 Columbia Management Investment Advisers, LLC.

S-6637 AN (2/17)

ANNUAL REPORT

December 31, 2016

COLUMBIA VARIABLE PORTFOLIO – HIGH YIELD BOND FUND

Please remember that you may not buy (nor will you own) shares of the Fund directly. The Fund is available through variable annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies as well as qualified pension and retirement plans. Please contact your financial advisor or insurance representative for more information.

COLUMBIA VARIABLE PORTFOLIO – HIGH YIELD BOND FUND

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.

Annual Report 2016

COLUMBIA VARIABLE PORTFOLIO – HIGH YIELD BOND FUND

PERFORMANCE OVERVIEW

Performance Summary

∎	Columbia Variable Portfolio — High Yield Bond Fund (the Fund) Class 3 shares returned 11.72% for the 12-month period that ended December 31, 2016.

∎	The Fund underperformed its benchmark, the Bank of America Merrill Lynch (BofAML) US Cash Pay High Yield Constrained Index, which returned 17.34% over the same time period.

∎

In a bounce-back year for high-yield bonds, the Fund posted a strong return but underperformed the benchmark based mainly on unfavorable sector allocation and the Fund’s defensive positioning within the energy sector.

Average Annual Total Returns (%) (for period ended December 31, 2016)
	Inception	1 Year	5 Years	10 Years
Class 1*	05/03/10	11.84	7.16	7.19
Class 2*	05/03/10	11.65	6.90	6.95
Class 3	05/01/96	11.72	7.04	7.10
BofAML US Cash Pay High Yield Constrained Index		17.34	7.30	7.36

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your financial advisor or insurance representative.

Performance results reflect the effect of any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.

*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit investor.columbiathreadneedleus.com/investment-products/variable-products/appended-performance for more information.

The BofAML US Cash Pay High Yield Constrained Index is an unmanaged index of high-yield bonds. The index is subject to a 2% cap on allocation to any one issuer. The 2% cap is intended to provide broad diversification and better reflect the overall character of the high-yield market.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.

2	Annual Report 2016

COLUMBIA VARIABLE PORTFOLIO – HIGH YIELD BOND FUND

PERFORMANCE OVERVIEW (continued)

Performance of a Hypothetical $10,000 Investment (January 1, 2007 — December 31, 2016)

The chart above shows the change in value of a hypothetical $10,000 investment in Class 3 shares of Columbia Variable Portfolio — High Yield Bond Fund during the stated time period, and does not reflect the deduction of taxes, if any, that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The returns also do not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan, if any.

Annual Report 2016	3

COLUMBIA VARIABLE PORTFOLIO – HIGH YIELD BOND FUND

MANAGER DISCUSSION OF FUND PERFORMANCE

Portfolio Management

Brian Lavin, CFA

Jennifer Ponce de Leon

Portfolio Breakdown (%) (at December 31, 2016)
Corporate Bonds & Notes	96.2
Limited Partnerships	0.0	(a)
Money Market Funds	1.7
Senior Loans	2.1
Total	100.0

Percentages indicated are based upon total investments. The Fund’s portfolio composition is subject to change.

(a)	Rounds to zero.

Quality Breakdown (%) (at December 31, 2016)
BBB rating	3.6
BB rating	40.9
B rating	43.2
CCC rating	11.9
CC rating	0.4
Total	100.0

Percentages indicated are based upon total fixed income investments (excluding Money Market Funds).

Bond ratings apply to the underlying holdings of the Fund and not the Fund itself and are divided into categories ranging from highest to lowest credit quality, determined by using the average rating of Moody’s, S&P and Fitch. When ratings are available from only two rating agencies, the average of the two rating is used. When a rating is available from only one rating agency, that rating is used. When a bond is not rated by any rating agency, it is designated as “Not rated.” Credit quality ratings assigned by a rating agency are subjective opinions, not statements of fact, and are subject to change, including daily. The ratings assigned by credit rating agencies are but one of the considerations that the Investment Manager and/or Fund’s subadviser incorporates into its credit analysis process, along with such other issuer-specific factors as cash flows, capital structure and leverage ratios, ability to de-leverage (repay) through free cash flow, quality of management, market positioning and access to capital, as well as such security-specific factors as the terms of the security (e.g., interest rate and time to maturity) and the amount and type of any collateral.

For the 12-month period ended December 31, 2016, the Fund’s Class 3 shares returned 11.72%. The Fund underperformed its benchmark, the BofAML US Cash Pay High Yield Constrained Index, which returned 17.34% for the same time period. In a bounce-back year for high-yield bonds, the Fund posted a strong return but underperformed the benchmark based mainly on unfavorable sector allocation and the Fund’s defensive positioning within the energy sector.

High-yield market came back strong in 2016

The 12-month period ended December 31, 2016 saw two distinct market environments for high-yield bonds. The first two months of the year continued 2015’s trend of a “risk off” investment environment, with commodity prices continuing to sell off. However, beginning in late February, the markets reversed themselves, led by a strong recovery for the energy and metals and mining sectors. The resurgence in the prices of commodities and commodity-related securities, accommodating central banks, and strong technical demand for the asset class powered the BofAML high-yield benchmark to a 17.34% return for the year. CCC-rated bonds led high-yield bond returns at 36.46%, with B and BB bonds returning 16.94% and 13.22%, respectively. Credit spreads (differences in yield between higher and lower rated bonds) narrowed by 2.6 percentage points for the year. Spreads narrowed in the face of rising interest rates, as they often do when the impetus behind the rate increases is improving economic activity. For the period, high-yield bonds outperformed Treasuries and investment-grade bonds. Strong demand contributed to a positive technical backdrop for the high-yield market. Bond defaults, while elevated, continued to decline over the year as commodity bankruptcies ran their course.

Following the U.S. Presidential election, the high-yield market received another shot of adrenaline as investors looked forward to a boost in job creation through infrastructure spending, tax reform, additional border security, and anti-corruption efforts, as well as trade agreement and health policy changes.

Contributors and Detractors

In general, portfolio positioning that had boosted relative performance during 2015 detracted from the Fund’s relative return during the most recent 12-month period. The Fund’s underweight to metals and mining, its defensive positioning within energy, and its generally lower risk stance compared with the benchmark drove the underperformance. Approximately two thirds of the Fund’s underperformance versus the benchmark was due to the portfolio’s commodity positioning. Other holdings that detracted from performance included a conservative posture within the wireless, cable and software sectors. Underweights in banking and utilities, and overweights to chemicals and gas distribution were additive. During the period, the Fund’s duration positioning (sensitivity to interest rate movements) did not have a material impact on relative performance as the Fund mainly adhered to the benchmark’s duration level through the use of Treasury futures.

Portfolio Adjustments

We adjusted the portfolio’s overall risk level higher throughout the past 12 months in pursuit of higher returns, particularly following the market sell-off

4	Annual Report 2016

COLUMBIA VARIABLE PORTFOLIO – HIGH YIELD BOND FUND

MANAGER DISCUSSION OF FUND PERFORMANCE (continued)

in January and February. Over the period, we reduced the Fund’s underweight to commodities and lowered the underweight to CCC-rated bonds. However, we believe the Fund continued to maintain a lower risk level than the benchmark at the end of the reporting period.

In light of higher bond valuations and a still uncertain investment environment, we continue to focus on bottom-up credit catalysts, and to target prudent risk taking when we believe it is compensated and fundamentally supported. Going forward, we will continue to maintain our disciplined credit selection based on strong fundamental analysis and rigorous risk management in order to take advantage of opportunities in the marketplace.

Annual Report 2016	5

COLUMBIA VARIABLE PORTFOLIO – HIGH YIELD BOND FUND

UNDERSTANDING YOUR FUND’S EXPENSES

(Unaudited)

As an investor, you incur ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

The information below does not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy (collectively, Contracts) or qualified pension and retirement plan (Qualified Plan), if any. The total fees and expenses you bear may therefore be higher than those shown below.

Analyzing Your Fund’s Expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare With Other Funds” below for details on how to use the hypothetical data.

Compare With Other Funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as redemption or exchange fees, or expenses that apply to the subaccount or the Contract. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If the fees and expenses imposed under your Contract or Qualified Plan, if any, were included, your costs would be higher.

July 1, 2016 – December 31, 2016

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)		Expenses Paid During the Period ($)		Fund’s Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class 1	1,000.00	1,000.00	1,056.20	1,021.25	3.86	3.79	0.75
Class 2	1,000.00	1,000.00	1,055.60	1,020.00	5.14	5.05	1.00
Class 3	1,000.00	1,000.00	1,055.10	1,020.60	4.52	4.45	0.88

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 366.

Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.

Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.

6	Annual Report 2016

COLUMBIA VARIABLE PORTFOLIO – HIGH YIELD BOND FUND

PORTFOLIO OF INVESTMENTS

December 31, 2016

(Percentages represent value of investments compared to net assets)

Corporate Bonds & Notes 95.4%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
AEROSPACE & DEFENSE 1.1%
Bombardier, Inc.(a)
12/01/21	8.750%	966,000	1,025,168

TransDigm, Inc.
07/15/24	6.500%	832,000	870,480
05/15/25	6.500%	1,805,000	1,890,737

TransDigm, Inc.(a)
06/15/26	6.375%	1,128,000	1,158,456

Total			4,944,841

AUTOMOTIVE 0.6%
Gates Global LLC/Co.(a)
07/15/22	6.000%	1,078,000	1,054,284

IHO Verwaltungs GmbH PIK(a)
09/15/23	4.500%	300,000	293,625
09/15/26	4.750%	503,000	485,395

ZF North America Capital, Inc.(a)
04/29/22	4.500%	875,000	902,344

Total			2,735,648

BANKING 1.0%
Ally Financial, Inc.
02/13/22	4.125%	1,046,000	1,036,847
05/19/22	4.625%	2,544,000	2,572,620
09/30/24	5.125%	317,000	322,548
03/30/25	4.625%	589,000	580,165

Total			4,512,180

BROKERAGE/ASSET MANAGERS/EXCHANGES 0.3%
E*TRADE Financial Corp.
09/15/23	4.625%	974,000	993,480

NPF Corp.(a)
07/15/21	9.000%	376,000	396,680

Total			1,390,160

BUILDING MATERIALS 1.5%
Allegion PLC
09/15/23	5.875%	972,000	1,030,320

Allegion US Holding Co., Inc.
10/01/21	5.750%	770,000	804,650

American Builders & Contractors Supply Co., Inc.(a)
04/15/21	5.625%	1,821,000	1,880,182
12/15/23	5.750%	328,000	337,840

Beacon Roofing Supply, Inc.
10/01/23	6.375%	675,000	720,144

Eagle Materials, Inc.
08/01/26	4.500%	247,000	246,383

HD Supply, Inc.(a)
04/15/24	5.750%	460,000	485,622

NCI Building Systems, Inc.(a)
01/15/23	8.250%	550,000	594,000

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
US Concrete, Inc.
06/01/24	6.375%	468,000	494,910

Total			6,594,051

CABLE AND SATELLITE 9.3%
Altice US Finance I Corp.(a)
07/15/23	5.375%	864,000	896,400
05/15/26	5.500%	1,951,000	1,990,020

CCO Holdings LLC/Capital Corp.
09/30/22	5.250%	480,000	496,800

CCO Holdings LLC/Capital Corp.(a)
05/01/23	5.125%	259,000	266,770
04/01/24	5.875%	1,132,000	1,208,410
05/01/25	5.375%	2,080,000	2,142,400
02/15/26	5.750%	885,000	915,975
05/01/26	5.500%	397,000	404,940
05/01/27	5.875%	621,000	644,287

CSC Holdings LLC
02/15/19	8.625%	448,000	495,040
11/15/21	6.750%	1,111,000	1,194,325

CSC Holdings LLC(a)
01/15/23	10.125%	870,000	1,004,850
10/15/25	6.625%	2,334,000	2,544,060
10/15/25	10.875%	2,217,000	2,627,145
04/15/27	5.500%	585,000	592,313

Cequel Communications Holdings I LLC/Capital Corp.(a)
09/15/20	6.375%	677,000	697,310
12/15/21	5.125%	299,000	304,233
12/15/21	5.125%	414,000	421,245
07/15/25	7.750%	1,211,000	1,332,100

Cogeco Communications, Inc.(a)
05/01/20	4.875%	428,000	440,305

DISH DBS Corp.
06/01/21	6.750%	878,000	952,630
07/15/22	5.875%	215,000	226,288
11/15/24	5.875%	610,000	627,690
07/01/26	7.750%	3,223,000	3,633,932

Hughes Satellite Systems Corp.(a)
08/01/26	5.250%	793,000	777,140

Sirius XM Radio, Inc.(a)
04/15/25	5.375%	1,110,000	1,107,225

Unitymedia GmbH(a)
01/15/25	6.125%	1,551,000	1,593,652

Unitymedia Hessen GmbH & Co. KG NRW(a)
01/15/23	5.500%	920,000	949,900
01/15/25	5.000%	1,342,000	1,335,290

Videotron Ltd.
07/15/22	5.000%	1,002,000	1,027,050

Videotron Ltd.(a)
06/15/24	5.375%	720,000	738,900

Virgin Media Finance PLC(a)
10/15/24	6.000%	470,000	484,100
01/15/25	5.750%	2,787,000	2,793,967

Virgin Media Secured Finance PLC(a)
01/15/26	5.250%	1,231,000	1,215,612
08/15/26	5.500%	617,000	615,458

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016	7

COLUMBIA VARIABLE PORTFOLIO – HIGH YIELD BOND FUND

PORTFOLIO OF INVESTMENTS (continued)

December 31, 2016

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Ziggo Bond Finance BV(a)
01/15/27	6.000%	922,000	894,340

Ziggo Secured Finance BV(a)
01/15/27	5.500%	2,361,000	2,301,503

Total			41,893,605

CHEMICALS 2.9%
Angus Chemical Co.(a)
02/15/23	8.750%	1,194,000	1,217,880

Axalta Coating Systems LLC(a)
08/15/24	4.875%	805,000	805,000

Chemours Co. (The)
05/15/23	6.625%	1,468,000	1,453,320
05/15/25	7.000%	795,000	783,075

Eco Services Operations LLC/Finance Corp.(a)
11/01/22	8.500%	1,067,000	1,133,688

Huntsman International LLC
11/15/20	4.875%	1,018,000	1,054,903

INEOS Group Holdings SA(a)
02/15/19	5.875%	1,477,000	1,510,232
08/01/24	5.625%	1,407,000	1,396,447

PQ Corp.(a)
11/15/22	6.750%	1,147,000	1,227,290

Platform Specialty Products Corp.(a)
05/01/21	10.375%	1,029,000	1,139,617
02/01/22	6.500%	618,000	622,635

WR Grace & Co.(a)
10/01/21	5.125%	795,000	828,788

Total			13,172,875

CONSTRUCTION MACHINERY 0.7%
Herc Rentals, Inc.(a)
06/01/24	7.750%	225,000	236,531

United Rentals North America, Inc.
06/15/23	6.125%	547,000	579,820
09/15/26	5.875%	1,699,000	1,747,846
05/15/27	5.500%	514,000	510,145

Total			3,074,342

CONSUMER CYCLICAL SERVICES 1.9%
APX Group, Inc.
12/01/19	6.375%	207,000	212,951
12/01/20	8.750%	2,232,000	2,248,740
12/01/22	7.875%	1,832,000	1,983,140

IHS Markit Ltd.(a)
11/01/22	5.000%	1,396,000	1,448,350

Interval Acquisition Corp.
04/15/23	5.625%	2,169,000	2,212,380

Ritchie Bros. Auctioneers, Inc.(a)
01/15/25	5.375%	307,000	313,140

Total			8,418,701

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CONSUMER PRODUCTS 1.5%
Prestige Brands, Inc.(a)
03/01/24	6.375%	1,295,000	1,359,750

Scotts Miracle-Gro Co. (The)(a)
10/15/23	6.000%	1,104,000	1,167,480
12/15/26	5.250%	274,000	274,343

Spectrum Brands, Inc.
07/15/25	5.750%	1,142,000	1,184,825

Springs Industries, Inc.
06/01/21	6.250%	1,109,000	1,147,815

Tempur Sealy International, Inc.
10/15/23	5.625%	779,000	804,317
06/15/26	5.500%	723,000	726,615

Valvoline, Inc.(a)
07/15/24	5.500%	159,000	164,565

Total			6,829,710

DIVERSIFIED MANUFACTURING 0.9%
Entegris, Inc.(a)
04/01/22	6.000%	1,404,000	1,460,160

Manitowoc Foodservice, Inc.
02/15/24	9.500%	308,000	354,970

SPX FLOW, Inc.(a)
08/15/24	5.625%	285,000	287,138
08/15/26	5.875%	1,053,000	1,053,000

WESCO Distribution, Inc.(a)
06/15/24	5.375%	427,000	428,067

Zekelman Industries, Inc.(a)
06/15/23	9.875%	575,000	644,000

Total			4,227,335

ELECTRIC 2.4%
AES Corp. (The)
06/01/20	8.000%	1,290,000	1,499,625
05/15/26	6.000%	1,048,000	1,063,720

Calpine Corp.
01/15/23	5.375%	1,810,000	1,769,275

Dynegy, Inc.
11/01/24	7.625%	425,000	392,062

NRG Energy, Inc.
07/15/22	6.250%	1,134,000	1,136,835
05/01/24	6.250%	195,000	189,638

NRG Energy, Inc.(a)
05/15/26	7.250%	1,062,000	1,056,690
01/15/27	6.625%	1,227,000	1,159,515

NRG Yield Operating LLC
08/15/24	5.375%	2,493,000	2,505,465

NRG Yield Operating LLC(a)
09/15/26	5.000%	135,000	128,925

Total			10,901,750

The accompanying Notes to Financial Statements are an integral part of this statement.

8	Annual Report 2016

COLUMBIA VARIABLE PORTFOLIO – HIGH YIELD BOND FUND

PORTFOLIO OF INVESTMENTS (continued)

December 31, 2016

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
FINANCE COMPANIES 2.8%
Aircastle Ltd.
02/15/22	5.500%	1,560,000	1,653,600
04/01/23	5.000%	138,000	140,760

CIT Group, Inc.
05/15/20	5.375%	1,332,000	1,415,250

Navient Corp.
03/25/20	8.000%	153,000	169,738
10/26/20	5.000%	752,000	767,040
07/26/21	6.625%	884,000	934,830
01/25/22	7.250%	618,000	654,308
10/25/24	5.875%	691,000	656,450

OneMain Financial Holdings LLC(a)
12/15/19	6.750%	793,000	830,668
12/15/21	7.250%	1,593,000	1,660,702

Provident Funding Associates LP/Finance Corp.(a)
06/15/21	6.750%	2,800,000	2,814,000

Quicken Loans, Inc.(a)
05/01/25	5.750%	967,000	940,407

Springleaf Finance Corp.
12/15/20	8.250%	168,000	182,700

Total			12,820,453

FOOD AND BEVERAGE 1.6%
FAGE International SA/USA Dairy Industry, Inc.(a)
08/15/26	5.625%	900,000	902,250

Lamb Weston Holdings, Inc.(a)
11/01/24	4.625%	433,000	434,083
11/01/26	4.875%	721,000	713,339

Pinnacle Foods Finance LLC/Corp.
01/15/24	5.875%	169,000	179,140

Post Holdings, Inc.(a)
12/15/22	6.000%	227,000	236,931
03/15/24	7.750%	2,113,000	2,345,430
08/15/26	5.000%	1,149,000	1,100,168

WhiteWave Foods Co. (The)
10/01/22	5.375%	1,150,000	1,259,250

Total			7,170,591

GAMING 5.5%
Boyd Gaming Corp.
05/15/23	6.875%	1,338,000	1,438,350

Boyd Gaming Corp.(a)
04/01/26	6.375%	1,151,000	1,239,627

GLP Capital LP/Financing II, Inc.
11/01/23	5.375%	340,000	363,800
04/15/26	5.375%	452,000	471,391

International Game Technology PLC(a)
02/15/22	6.250%	992,000	1,063,920
02/15/25	6.500%	1,280,000	1,372,800

Jack Ohio Finance LLC/1 Corp.(a)
11/15/21	6.750%	1,332,000	1,348,650

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
MGM Growth Properties Operating Partnership LP/Finance Co-Issuer, Inc.(a)
09/01/26	4.500%	472,000	453,120

MGM Growth Properties Operating Partnership LP/MGP Finance Co-Issuer, Inc.(a)
05/01/24	5.625%	480,000	502,800

MGM Resorts International
03/01/18	11.375%	2,059,000	2,285,490
10/01/20	6.750%	510,000	567,375
12/15/21	6.625%	1,853,000	2,070,727
03/15/23	6.000%	676,000	730,080
09/01/26	4.625%	569,000	547,663

Rivers Pittsburgh Borrower LP/Finance Corp.(a)
08/15/21	6.125%	296,000	302,660

Scientific Games International, Inc.
12/01/22	10.000%	3,338,000	3,321,310

Scientific Games International, Inc.(a)
01/01/22	7.000%	1,083,000	1,161,517

Seminole Tribe of Florida, Inc.(a)
10/01/20	6.535%	2,035,000	2,045,175
10/01/20	7.804%	450,000	445,874

SugarHouse HSP Gaming LP/Finance Corp.(a)
06/01/21	6.375%	1,410,000	1,406,475

Tunica-Biloxi Gaming Authority(a)(b)
11/15/16	0.000%	5,259,000	1,840,650

Total			24,979,454

HEALTH CARE 6.3%
Acadia Healthcare Co., Inc.
07/01/22	5.125%	396,000	393,525
02/15/23	5.625%	467,000	467,000
03/01/24	6.500%	738,000	754,605

Alere, Inc.(a)
07/01/23	6.375%	937,000	931,144

Change Healthcare Holdings, Inc.(a)
02/15/21	6.000%	779,000	814,055

DaVita, Inc.
08/15/22	5.750%	2,056,000	2,148,520
07/15/24	5.125%	1,055,000	1,052,363

Envision Healthcare Corp.(a)
12/01/24	6.250%	1,007,000	1,062,385

Fresenius Medical Care U.S. Finance II, Inc.(a)
10/15/24	4.750%	777,000	784,770

HCA, Inc.
02/15/22	7.500%	1,378,000	1,564,030
02/01/25	5.375%	3,449,000	3,457,622
04/15/25	5.250%	1,836,000	1,916,325
06/15/26	5.250%	273,000	282,214
02/15/27	4.500%	1,276,000	1,253,670

MEDNAX, Inc.(a)
12/01/23	5.250%	724,000	745,720

MPH Acquisition Holdings LLC(a)
06/01/24	7.125%	1,804,000	1,889,690

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016	9

COLUMBIA VARIABLE PORTFOLIO – HIGH YIELD BOND FUND

PORTFOLIO OF INVESTMENTS (continued)

December 31, 2016

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Quintiles IMS, Inc.(a)
05/15/23	4.875%	1,091,000	1,107,365
10/15/26	5.000%	1,415,000	1,418,537

Sterigenics-Nordion Holdings LLC(a)
05/15/23	6.500%	1,215,000	1,236,262

Surgical Care Affiliates, Inc.(a)
04/01/23	6.000%	578,000	596,785

Teleflex, Inc.
06/01/26	4.875%	280,000	277,200

Tenet Healthcare Corp.
10/01/20	6.000%	886,000	928,085
04/01/21	4.500%	2,075,000	2,054,250
04/01/22	8.125%	686,000	647,241

Tenet Healthcare Corp.(a)
01/01/22	7.500%	545,000	568,163

Total			28,351,526

HEALTHCARE INSURANCE 0.8%
Centene Corp.
05/15/22	4.750%	810,000	818,100
02/15/24	6.125%	894,000	942,053
01/15/25	4.750%	505,000	493,006

Molina Healthcare, Inc.
11/15/22	5.375%	1,228,000	1,240,280

Total			3,493,439

HOME CONSTRUCTION 0.7%
CalAtlantic Group, Inc.
11/15/24	5.875%	1,105,000	1,121,575

Meritage Homes Corp.
04/01/22	7.000%	928,000	1,004,560
06/01/25	6.000%	220,000	222,750

Taylor Morrison Communities, Inc./Monarch, Inc.(a)
04/15/23	5.875%	93,000	94,395
03/01/24	5.625%	848,000	856,480

Total			3,299,760

INDEPENDENT ENERGY 9.9%
Antero Resources Corp.
12/01/22	5.125%	1,325,000	1,338,250

Callon Petroleum Co.(a)
10/01/24	6.125%	310,000	319,300

Carrizo Oil & Gas, Inc.
04/15/23	6.250%	3,906,000	4,003,650

Chesapeake Energy Corp.(a)
12/15/22	8.000%	440,000	474,650
01/15/25	8.000%	885,000	902,700

Concho Resources, Inc.
01/15/22	6.500%	1,515,000	1,567,570
04/01/23	5.500%	2,025,000	2,098,507

Continental Resources, Inc.
04/15/23	4.500%	605,000	592,900
06/01/24	3.800%	1,569,000	1,447,403

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CrownRock LP/Finance, Inc.(a)
04/15/21	7.125%	215,000	223,600
02/15/23	7.750%	2,251,000	2,431,080

Denbury Resources, Inc.(a)
05/15/21	9.000%	1,258,000	1,361,785

Diamondback Energy, Inc.(a)
11/01/24	4.750%	317,000	310,660
05/31/25	5.375%	1,426,000	1,434,128

Extraction Oil & Gas Holdings LLC/Finance Corp.(a)
07/15/21	7.875%	2,333,000	2,496,310

Laredo Petroleum, Inc.
01/15/22	5.625%	1,690,000	1,702,675
05/01/22	7.375%	1,117,000	1,157,491
03/15/23	6.250%	2,779,000	2,876,265

Newfield Exploration Co.
01/30/22	5.750%	97,000	102,214
07/01/24	5.625%	1,214,000	1,265,595

Oasis Petroleum, Inc.
01/15/23	6.875%	1,506,000	1,543,650

PDC Energy, Inc.(a)
09/15/24	6.125%	1,589,000	1,624,752

Parsley Energy LLC/Finance Corp.(a)
06/01/24	6.250%	1,406,000	1,479,534
01/15/25	5.375%	1,459,000	1,463,961

QEP Resources, Inc.
05/01/23	5.250%	45,000	45,113

RSP Permian, Inc.
10/01/22	6.625%	1,063,000	1,124,123

RSP Permian, Inc.(a)
01/15/25	5.250%	1,208,000	1,214,040

Range Resources Corp.(a)
03/15/23	5.000%	672,000	665,280

SM Energy Co.
06/01/25	5.625%	329,000	317,485
09/15/26	6.750%	1,284,000	1,322,520

WPX Energy, Inc.
01/15/22	6.000%	3,825,000	3,920,625

Whiting Petroleum Corp.
03/15/21	5.750%	1,488,000	1,481,810
04/01/23	6.250%	582,000	582,000

Total			44,891,626

LEISURE 0.5%
LTF Merger Sub, Inc.(a)
06/15/23	8.500%	1,057,000	1,093,995

Live Nation Entertainment, Inc.(a)
11/01/24	4.875%	975,000	977,438

Total			2,071,433

The accompanying Notes to Financial Statements are an integral part of this statement.

10	Annual Report 2016

COLUMBIA VARIABLE PORTFOLIO – HIGH YIELD BOND FUND

PORTFOLIO OF INVESTMENTS (continued)

December 31, 2016

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
LODGING 0.8%
Hilton Domestic Operating Co., Inc.(a)
09/01/24	4.250%	622,000	603,340

Hilton Grand Vacations Borrower LLC/Inc.(a)
12/01/24	6.125%	460,000	477,825

Playa Resorts Holding BV(a)
08/15/20	8.000%	2,364,000	2,446,740

Total			3,527,905

MEDIA AND ENTERTAINMENT 3.6%
AMC Networks, Inc.
04/01/24	5.000%	681,000	684,405

CBS Radio, Inc.(a)
11/01/24	7.250%	224,000	235,200

Lamar Media Corp.
02/01/26	5.750%	340,000	357,850

MDC Partners, Inc.(a)
05/01/24	6.500%	2,870,000	2,583,000

Match Group, Inc.
06/01/24	6.375%	1,133,000	1,195,315

Netflix, Inc.
02/15/22	5.500%	986,000	1,062,415
02/15/25	5.875%	1,965,000	2,119,744

Netflix, Inc.(a)
11/15/26	4.375%	2,703,000	2,621,910

Outfront Media Capital LLC/Corp.
03/15/25	5.875%	2,166,000	2,263,470

Univision Communications, Inc.(a)
05/15/23	5.125%	2,255,000	2,221,175
02/15/25	5.125%	1,205,000	1,152,281

Total			16,496,765

METALS 3.4%
Alcoa Nederland Holding BV(a)
09/30/24	6.750%	461,000	500,185
09/30/26	7.000%	366,000	400,770

ArcelorMittal(c)
02/25/22	7.250%	1,674,000	1,891,620

Constellium NV(a)
05/15/24	5.750%	1,670,000	1,561,450

Freeport-McMoRan, Inc.
03/01/22	3.550%	420,000	390,600
03/15/23	3.875%	837,000	767,948
11/14/24	4.550%	2,587,000	2,425,312

Grinding Media, Inc./MC Canada, Inc.(a)
12/15/23	7.375%	702,000	737,521

HudBay Minerals, Inc.(a)
01/15/23	7.250%	296,000	306,360
01/15/25	7.625%	875,000	909,458

Novelis Corp.(a)
08/15/24	6.250%	687,000	728,220
09/30/26	5.875%	2,013,000	2,033,130

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Teck Resources Ltd.
07/15/41	6.250%	2,005,000	1,932,178

Teck Resources Ltd.(a)
06/01/24	8.500%	833,000	960,033

Total			15,544,785

MIDSTREAM 6.8%
Cheniere Corpus Christi Holdings LLC(a)
06/30/24	7.000%	660,000	714,450
03/31/25	5.875%	894,000	912,157

Energy Transfer Equity LP
06/01/27	5.500%	2,689,000	2,621,775

MPLX LP
02/15/23	5.500%	2,451,000	2,549,917
07/15/23	4.500%	553,000	561,636
12/01/24	4.875%	3,852,000	3,966,381

Sabine Pass Liquefaction LLC
03/01/25	5.625%	3,029,000	3,241,030

Sabine Pass Liquefaction LLC(a)
06/30/26	5.875%	1,526,000	1,644,265
03/15/27	5.000%	659,000	664,766

Tallgrass Energy Partners LP/Finance Corp.(a)
09/15/24	5.500%	393,000	390,053

Targa Resources Partners LP/Finance Corp.
05/01/23	5.250%	76,000	76,760
11/15/23	4.250%	724,000	692,325
03/15/24	6.750%	1,123,000	1,204,417

Targa Resources Partners LP/Finance Corp.(a)
02/01/27	5.375%	2,051,000	2,030,490

Tesoro Logistics LP/Finance Corp.
10/15/19	5.500%	385,000	407,138
10/15/22	6.250%	746,000	790,760
05/01/24	6.375%	833,000	891,310
01/15/25	5.250%	1,663,000	1,698,339

Western Gas Partners LP
07/01/22	4.000%	980,000	995,990

Williams Companies, Inc. (The)
01/15/23	3.700%	1,167,000	1,126,155
06/24/24	4.550%	3,860,000	3,831,050

Total			31,011,164

OIL FIELD SERVICES 0.9%
Nabors Industries, Inc.(a)
01/15/23	5.500%	214,000	222,828

Precision Drilling Corp.(a)
12/15/23	7.750%	107,000	112,885

SESI LLC
05/01/19	6.375%	729,000	729,000
12/15/21	7.125%	212,000	215,710

Weatherford International Ltd.
06/15/21	7.750%	1,354,000	1,367,540
06/15/23	8.250%	1,007,000	1,024,622

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016	11

COLUMBIA VARIABLE PORTFOLIO – HIGH YIELD BOND FUND

PORTFOLIO OF INVESTMENTS (continued)

December 31, 2016

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Weatherford International Ltd.(a)
02/15/24	9.875%	329,000	350,589

Total			4,023,174

OTHER REIT 0.2%
Starwood Property Trust, Inc.(a)
12/15/21	5.000%	775,000	785,385

PACKAGING 3.2%
ARD Finance SA PIK(a)
09/15/23	7.125%	652,000	643,850

Ardagh Packaging Finance PLC/Holdings USA, Inc.(a)
01/31/21	6.750%	1,315,000	1,354,450
05/15/24	7.250%	2,464,000	2,596,440

Berry Plastics Corp.
05/15/22	5.500%	690,000	717,600
07/15/23	5.125%	1,925,000	1,958,687

Owens-Brockway Glass Container, Inc.(a)
08/15/25	6.375%	201,000	212,055

Plastipak Holdings, Inc.(a)
10/01/21	6.500%	2,848,000	2,976,160

Reynolds Group Issuer, Inc./LLC
10/15/20	5.750%	1,790,000	1,845,938

Reynolds Group Issuer, Inc./LLC(a)
07/15/24	7.000%	1,521,000	1,617,013

Signode Industrial Group Luxembourg SA/US, Inc.(a)
05/01/22	6.375%	575,000	573,563

Total			14,495,756

PHARMACEUTICALS 2.6%
Endo Finance LLC/Finco, Inc.(a)(c)
02/01/25	6.000%	1,115,000	933,813

Endo Finance LLC/Ltd./Finco, Inc.(a)
07/15/23	6.000%	65,000	56,956

Grifols Worldwide Operations Ltd.
04/01/22	5.250%	1,468,000	1,519,380

Jaguar Holding Co. II/Pharmaceutical Product Development LLC(a)
08/01/23	6.375%	2,155,000	2,305,850

Mallinckrodt International Finance SA/CB LLC(a)
10/15/23	5.625%	272,000	253,640
04/15/25	5.500%	457,000	409,015

Valeant Pharmaceuticals International, Inc.(a)
10/15/20	6.375%	1,833,000	1,571,797
12/01/21	5.625%	1,042,000	807,550
03/01/23	5.500%	776,000	582,000
05/15/23	5.875%	2,438,000	1,840,690
04/15/25	6.125%	1,788,000	1,343,235

Total			11,623,926

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
PROPERTY & CASUALTY 1.0%
HUB International Ltd.(a)
02/15/21	9.250%	183,000	189,405
10/01/21	7.875%	3,949,000	4,171,763

Hub Holdings LLC/Finance, Inc. PIK(a)
07/15/19	8.125%	364,000	363,090

Total			4,724,258

RESTAURANTS 1.1%
BC ULC/New Red Finance, Inc.(a)
01/15/22	4.625%	1,980,000	2,019,600
04/01/22	6.000%	953,000	995,885

KFC Holding Co./Pizza Hut Holdings LLC/Taco Bell of America LLC(a)
06/01/26	5.250%	1,871,000	1,899,065

Total			4,914,550

RETAILERS 1.7%
Asbury Automotive Group, Inc.
12/15/24	6.000%	1,231,000	1,258,697

Group 1 Automotive, Inc.
06/01/22	5.000%	630,000	622,125

Group 1 Automotive, Inc.(a)
12/15/23	5.250%	532,000	526,680

Neiman Marcus Group Ltd. LLC(a)
10/15/21	8.000%	570,000	423,225

Penske Automotive Group, Inc.
12/01/24	5.375%	768,000	766,080
05/15/26	5.500%	308,000	304,150

Rite Aid Corp. Junior Subordinated
02/15/27	7.700%	602,000	752,500

Rite Aid Corp.(a)
04/01/23	6.125%	1,822,000	1,958,650

Sally Holdings LLC/Capital, Inc.
12/01/25	5.625%	877,000	912,080

Total			7,524,187

TECHNOLOGY 6.5%
Camelot Finance SA(a)
10/15/24	7.875%	596,000	616,860

Diamond 1 Finance Corp./Diamond 2 Finance Corp.(a)
06/15/23	5.450%	1,545,000	1,638,842
06/15/26	6.020%	890,000	964,133

Equinix, Inc.
04/01/23	5.375%	2,137,000	2,217,137
01/15/26	5.875%	1,145,000	1,205,113

First Data Corp.(a)
08/15/23	5.375%	1,501,000	1,557,287
12/01/23	7.000%	3,224,000	3,433,560
01/15/24	5.750%	3,705,000	3,823,115

Infor US, Inc.(a)
08/15/20	5.750%	292,000	305,870

Informatica LLC(a)
07/15/23	7.125%	399,000	381,045

The accompanying Notes to Financial Statements are an integral part of this statement.

12	Annual Report 2016

COLUMBIA VARIABLE PORTFOLIO – HIGH YIELD BOND FUND

PORTFOLIO OF INVESTMENTS (continued)

December 31, 2016

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
MSCI, Inc.(a)
11/15/24	5.250%	1,407,000	1,477,350
08/15/25	5.750%	1,298,000	1,379,125

Microsemi Corp.(a)
04/15/23	9.125%	994,000	1,158,010

NXP BV/Funding LLC(a)
06/15/22	4.625%	1,065,000	1,115,588
09/01/22	3.875%	445,000	450,563
03/15/23	5.750%	240,000	253,200

PTC, Inc.
05/15/24	6.000%	1,257,000	1,326,135

Qualitytech LP/Finance Corp.
08/01/22	5.875%	1,292,000	1,314,610

Riverbed Technology, Inc.(a)
03/01/23	8.875%	805,000	849,275

Solera LLC/Finance, Inc.(a)
03/01/24	10.500%	1,475,000	1,659,375

VeriSign, Inc.
05/01/23	4.625%	1,140,000	1,151,400
04/01/25	5.250%	1,172,000	1,201,300

Total			29,478,893

TRANSPORTATION SERVICES 0.4%
Avis Budget Car Rental LLC/Finance, Inc.(a)
03/15/25	5.250%	490,000	456,925

Carlson Travel, Inc.(a)
12/15/23	6.750%	451,000	469,040

Hertz Corp. (The)(a)
10/15/24	5.500%	923,000	806,471

Total			1,732,436

WIRELESS 7.2%
SBA Communications Corp.(a)
09/01/24	4.875%	3,556,000	3,511,550

SFR Group SA(a)
05/15/22	6.000%	2,468,000	2,532,785
05/01/26	7.375%	2,965,000	3,039,125

Sprint Communications, Inc.
08/15/20	7.000%	540,000	572,459

Sprint Communications, Inc.(a)
11/15/18	9.000%	4,047,000	4,451,700

Sprint Corp.
09/15/21	7.250%	688,000	731,000
09/15/23	7.875%	1,135,000	1,211,612
06/15/24	7.125%	1,400,000	1,442,000
02/15/25	7.625%	3,162,000	3,324,052

T-Mobile USA, Inc.
04/28/21	6.633%	1,018,000	1,062,538
01/15/22	6.125%	695,000	733,225
04/28/22	6.731%	641,000	669,845
03/01/23	6.000%	646,000	682,338
04/01/23	6.625%	1,081,000	1,145,860
01/15/24	6.500%	1,109,000	1,189,403
03/01/25	6.375%	310,000	331,313
01/15/26	6.500%	3,053,000	3,301,056

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Wind Acquisition Finance SA(a)
07/15/20	4.750%	2,075,000	2,090,562
04/23/21	7.375%	461,000	479,440

Total			32,501,863

WIRELINES 3.8%
CenturyLink, Inc.
03/15/22	5.800%	390,000	398,631
04/01/24	7.500%	1,572,000	1,650,600
04/01/25	5.625%	1,358,000	1,290,100

Frontier Communications Corp.
09/15/20	8.875%	763,000	812,595
09/15/22	10.500%	941,000	989,273
04/15/24	7.625%	1,081,000	967,495
01/15/25	6.875%	2,474,000	2,096,715
09/15/25	11.000%	2,588,000	2,672,110

Level 3 Financing, Inc.
01/15/24	5.375%	1,085,000	1,097,206

Level 3 Financing, Inc.(a)
03/15/26	5.250%	933,000	923,670

Telecom Italia SpA(a)
05/30/24	5.303%	1,128,000	1,104,030

Zayo Group LLC/Capital, Inc.
04/01/23	6.000%	1,284,000	1,335,360
05/15/25	6.375%	1,825,000	1,907,125

Total			17,244,910

Total Corporate Bonds & Notes
(Cost: $421,392,206)			431,403,437

Senior Loans 2.1%
Borrower	Weighted Average Coupon	Principal Amount ($)	Value ($)
CONSUMER PRODUCTS 0.3%
Serta Simmons Holdings, LLC 2nd Lien Term Loan(c)(d)
11/08/24	9.000%	1,406,959	1,411,644

DIVERSIFIED MANUFACTURING 0.6%
Accudyne Industries Borrower SCA/LLC Term Loan(c)(d)
12/13/19	4.000%	1,040,000	981,687

Vertiv Co. Term Loan(c)(d)
11/30/23	6.000%	1,640,000	1,660,500

Total			2,642,187

INDEPENDENT ENERGY 0.2%
Chesapeake Energy Corp. Tranche A Term Loan(c)(d)
08/23/21	8.500%	1,101,548	1,197,471

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016	13

COLUMBIA VARIABLE PORTFOLIO – HIGH YIELD BOND FUND

PORTFOLIO OF INVESTMENTS (continued)

December 31, 2016

Senior Loans (continued)
Borrower	Weighted Average Coupon	Principal Amount ($)	Value ($)
MEDIA AND ENTERTAINMENT 0.1%
UFC Holdings LLC(c)(d) 1st Lien Term Loan
08/18/23	5.000%	311,000	314,732
2nd Lien Term Loan
08/18/24	8.500%	97,000	99,547

Total			414,279

TECHNOLOGY 0.9%
Ancestry.com Operations, Inc. 2nd Lien Term Loan(c)(d)
10/19/24	9.250%	398,346	406,313

Greeneden U.S. Holdings I, LLC Term Loan(c)(d)
12/01/23	6.250%	398,000	404,718

Information Resources, Inc.(c)(d)(e) 2nd Lien Term Loan
12/23/24	0.00%	1,095,000	1,085,879
Term Loan
12/22/23	0.00%	1,489,000	1,498,306

Kronos, Inc. 2nd Lien Term Loan(c)(d)
11/01/24	9.250%	571,000	587,776

Total			3,982,992

Total Senior Loans
(Cost: $9,358,072)			9,648,573

Limited Partnerships —%
Issuer	Shares	Value ($)
FINANCIALS —%
Diversified Financial Services —%

Varde Fund V LP(f)(g)	5,000,000	878

Total Financials		878

Total Limited Partnerships
(Cost: $—)		878

Money Market Funds 1.7%
	Shares	Value ($)

Columbia Short-Term Cash Fund, 0.594%(h)(i)	7,600,182	7,600,182

Total Money Market Funds
(Cost: $7,600,182)		7,600,182

Total Investments
(Cost: $438,350,460)		448,653,070

Other Assets & Liabilities, Net		3,635,444

Net Assets		452,288,514

At December 31, 2016, cash totaling $176,900 was pledged as collateral.

Investments in Derivatives

Short Futures Contracts Outstanding

Contract Description	Number of Contracts	Trading Currency	Notional Market Value ($)	Expiration Date	Unrealized Appreciation ($)	Unrealized (Depreciation) ($)
U.S. Treasury 10-Year Note	(122)	USD	(15,162,313)	03/2017	67,383	—

Notes to Portfolio of Investments

(a)	Represents privately placed and other securities and instruments exempt from SEC registration (collectively, private placements), such as Section 4(a)(2) and Rule 144A eligible securities, which are often sold only to qualified institutional buyers. The Fund may invest in private placements determined to be liquid as well as those determined to be illiquid. Private placements may be determined to be liquid under guidelines established by the Fund’s Board of Trustees. At December 31, 2016, the value of these securities amounted to $220,517,289 or 48.76% of net assets.

(b)	Represents securities that have defaulted on payment of interest. The Fund has stopped accruing interest on these securities. At December 31, 2016, the value of these securities amounted to $1,840,650, which represents 0.41% of net assets.

(c)	Variable rate security.

(d)	Senior loans have interest rates that float periodically based primarily on the London Interbank Offered Rate (“LIBOR”) and other short-term rates. The interest rate shown reflects the weighted average coupon as of December 31, 2016. The interest rate shown for senior loans purchased on a when-issued or delayed delivery basis, if any, reflects an estimated average coupon. Remaining maturities of senior loans may be less than the stated maturities shown as a result of contractual or optional prepayments by the borrower. Such prepayments cannot be predicted.

(e)	Security, or a portion thereof, has been purchased on a when-issued or delayed delivery basis.

(f)	Non-income producing investment.

The accompanying Notes to Financial Statements are an integral part of this statement.

14	Annual Report 2016

COLUMBIA VARIABLE PORTFOLIO – HIGH YIELD BOND FUND

PORTFOLIO OF INVESTMENTS (continued)

December 31, 2016

Notes to Portfolio of Investments (continued)

(g)	Represents fair value as determined in good faith under procedures approved by the Board of Trustees. At December 31, 2016, the value of these securities amounted to $878, which represents 0.00% of net assets.

(h)	The rate shown is the seven-day current annualized yield at December 31, 2016.

(i)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended December 31, 2016 are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds From Sales ($)	Realized Gain (Loss) ($)	Ending Cost ($)	Dividends — Affiliated Issuers ($)	Value ($)
Columbia Short-Term Cash Fund	16,200,324	125,297,675	(133,898,256)	439	7,600,182	46,000	7,600,182

Abbreviation Legend

PIK	Payment-in-Kind

Currency Legend

USD	US Dollar

Fair Value Measurements

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

∎

Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

∎	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

∎	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Certain investments that have been measured at fair value using the net asset value (NAV) per share (or its equivalent) are not categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to reconcile the fair value hierarchy to the amounts presented in the Portfolio of Investments. The Columbia Short-Term Cash Fund seeks to provide shareholders with maximum current income consistent with liquidity and stability of principal. Columbia Short-Term Cash Fund prices its shares with a floating NAV and no longer seeks to maintain a stable NAV.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016	15

COLUMBIA VARIABLE PORTFOLIO – HIGH YIELD BOND FUND

PORTFOLIO OF INVESTMENTS (continued)

December 31, 2016

Fair Value Measurements (continued)

more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The following table is a summary of the inputs used to value the Fund’s investments at December 31, 2016:

	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Investments

Corporate Bonds & Notes	—	431,403,437	—	431,403,437

Senior Loans	—	9,648,573	—	9,648,573

Limited Partnerships

Financials	—	—	878	878

Investments measured at net asset value

Money Market Funds	—	—	—	7,600,182

Total Investments	—	441,052,010	878	448,653,070

Derivatives

Assets

Futures Contracts	67,383	—	—	67,383

Total	67,383	441,052,010	878	448,720,453

See the Portfolio of Investments for all investment classifications not indicated in the table.

The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets.

Derivative instruments are valued at unrealized appreciation (depreciation).

There were no transfers of financial assets between levels during the period.

The Fund does not hold any significant investments (greater than one percent of net assets) categorized as Level 3.

The Fund’s assets assigned to the Level 3 category are valued utilizing the valuation technique deemed the most appropriate in the circumstances. Limited partnership securities classified as Level 3 are valued using a market approach. To determine fair value for these securities, management considered various factors which may have included, but were not limited to, the Fund’s pro-rata interest in the limited partnership’s capital balance, estimated earnings of the respective company, and the position of the security within the respective company’s capital structure. Significant increases (decreases) to any of these inputs would result in a significantly higher (lower) fair value measurement. Generally, a change in the fund’s pro-rata interest would result in a change to the limited partnership’s capital balance.

The accompanying Notes to Financial Statements are an integral part of this statement.

16	Annual Report 2016

COLUMBIA VARIABLE PORTFOLIO – HIGH YIELD BOND FUND

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2016

Assets

Investments, at value

Unaffiliated issuers (identified cost $430,750,278)	$441,052,888

Affiliated issuers (identified cost $7,600,182)	7,600,182

Total investments (identified cost $438,350,460)	448,653,070

Cash	10,516

Margin deposits	176,900

Receivable for:

Dividends	5,028

Interest	6,892,275

Foreign tax reclaims	27,116

Prepaid expenses	2,616

Total assets	455,767,521

Liabilities

Payable for:

Investments purchased on a delayed delivery basis	2,560,130

Capital shares purchased	425,605

Variation margin	41,938

Management services fees	241,657

Distribution and/or service fees	50,777

Transfer agent fees	22,193

Compensation of board members	55,125

Chief compliance officer expenses	101

Other expenses	81,481

Total liabilities	3,479,007

Net assets applicable to outstanding capital stock	$452,288,514

Represented by

Paid-in capital	$499,019,351

Undistributed net investment income	22,813,831

Accumulated net realized loss	(79,914,661)

Unrealized appreciation (depreciation) on:

Investments	10,302,610

Futures contracts	67,383

Total — representing net assets applicable to outstanding capital stock	$452,288,514

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016	17

COLUMBIA VARIABLE PORTFOLIO – HIGH YIELD BOND FUND

STATEMENT OF ASSETS AND LIABILITIES (continued)

December 31, 2016

Class 1

Net assets	$3,134,939

Shares outstanding	461,509

Net asset value per share	$6.79

Class 2

Net assets	$48,310,045

Shares outstanding	7,170,946

Net asset value per share	$6.74

Class 3

Net assets	$400,843,530

Shares outstanding	59,140,159

Net asset value per share	$6.78

The accompanying Notes to Financial Statements are an integral part of this statement.

18	Annual Report 2016

COLUMBIA VARIABLE PORTFOLIO – HIGH YIELD BOND FUND

STATEMENT OF OPERATIONS

Year Ended December 31, 2016

Net investment income

Income:

Dividends — affiliated issuers	$46,000

Interest	27,681,563

Total income	27,727,563

Expenses:

Management services fees	2,980,011

Distribution and/or service fees

Class 2	107,835

Class 3	513,401

Transfer agent fees

Class 1	1,418

Class 2	25,880

Class 3	246,426

Compensation of board members	20,253

Custodian fees	16,426

Printing and postage fees	90,772

Audit fees	34,108

Legal fees	11,459

Chief compliance officer expenses	101

Other	11,200

Total expenses	4,059,290

Fees waived or expenses reimbursed by Investment Manager and its affiliates	(3,805)

Total net expenses	4,055,485

Net investment income	23,672,078

Realized and unrealized gain (loss) — net

Net realized gain (loss) on:

Investments — unaffiliated issuers	(5,345,955)

Investments — affiliated issuers	439

Futures contracts	(319,234)

Net realized loss	(5,664,750)

Net change in unrealized appreciation (depreciation) on:

Investments	32,331,786

Futures contracts	36,906

Net change in unrealized appreciation	32,368,692

Net realized and unrealized gain	26,703,942

Net increase in net assets resulting from operations	$50,376,020

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016	19

COLUMBIA VARIABLE PORTFOLIO – HIGH YIELD BOND FUND

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2016	Year Ended December 31, 2015
Operations

Net investment income	$23,672,078	$26,829,124

Net realized loss	(5,664,750)	(1,679,993)

Net change in unrealized appreciation (depreciation)	32,368,692	(29,320,338)

Net increase (decrease) in net assets resulting from operations	50,376,020	(4,171,207)

Distributions to shareholders

Net investment income

Class 1	(143,523)	(100,439)

Class 2	(2,607,346)	(2,246,059)

Class 3	(24,606,400)	(28,817,306)

Total distributions to shareholders	(27,357,269)	(31,163,804)

Decrease in net assets from capital stock activity	(32,048,159)	(53,113,404)

Total decrease in net assets	(9,029,408)	(88,448,415)

Net assets at beginning of year	461,317,922	549,766,337

Net assets at end of year	$452,288,514	$461,317,922

Undistributed net investment income	$22,813,831	$26,498,542

The accompanying Notes to Financial Statements are an integral part of this statement.

20	Annual Report 2016

COLUMBIA VARIABLE PORTFOLIO – HIGH YIELD BOND FUND

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Year Ended December 31, 2016		Year Ended December 31, 2015
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity

Class 1 shares

Subscriptions	211,030	1,421,639	225,325	1,569,634

Distributions reinvested	21,812	143,523	14,924	100,439

Redemptions	(70,625)	(476,728)	(31,402)	(212,541)

Net increase	162,217	1,088,434	208,847	1,457,532

Class 2 shares

Subscriptions	1,490,411	9,923,779	1,471,350	10,021,009

Distributions reinvested	399,287	2,607,346	336,236	2,246,059

Redemptions	(770,384)	(5,083,288)	(710,239)	(4,824,046)

Net increase	1,119,314	7,447,837	1,097,347	7,443,022

Class 3 shares

Subscriptions	287,328	1,930,694	301,150	2,102,949

Distributions reinvested	3,745,266	24,606,400	4,288,290	28,817,306

Redemptions	(10,101,928)	(67,121,524)	(13,546,451)	(92,934,213)

Net decrease	(6,069,334)	(40,584,430)	(8,957,011)	(62,013,958)

Total net decrease	(4,787,803)	(32,048,159)	(7,650,817)	(53,113,404)

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016	21

COLUMBIA VARIABLE PORTFOLIO – HIGH YIELD BOND FUND

FINANCIAL HIGHLIGHTS

The following tables are intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect any fees and expenses imposed under your Contract and/or Qualified Plan, as applicable; such fees and expenses would reduce the total returns for all periods shown. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

	Year Ended December 31,
Class 1	2016	2015	2014	2013	2012
Per share data
Net asset value, beginning of period	$6.46	$6.96	$7.15	$7.22	$6.74

Income from investment operations:

Net investment income	0.35	0.36	0.38	0.43	0.46

Net realized and unrealized gain (loss)	0.40	(0.42)	(0.10)	0.00 (a)	0.56

Total from investment operations	0.75	(0.06)	0.28	0.43	1.02

Less distributions to shareholders:

Net investment income	(0.42)	(0.44)	(0.47)	(0.50)	(0.54)

Total distributions to shareholders	(0.42)	(0.44)	(0.47)	(0.50)	(0.54)

Net asset value, end of period	$6.79	$6.46	$6.96	$7.15	$7.22

Total return	11.84%	(1.15%)	3.89%	6.19%	15.87%

Ratios to average net assets(b)

Total gross expenses	0.75%	0.78%	0.76%	0.76%	0.75%

Total net expenses(c)	0.75%	0.75%	0.72%	0.72%	0.74%

Net investment income	5.32%	5.35%	5.43%	5.94%	6.55%

Supplemental data

Net assets, end of period (in thousands)	$3,135	$1,934	$629	$7	$7

Portfolio turnover	51%	47%	59%	63%	75%

Notes to Financial Highlights

(a)	Rounds to zero.

(b)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(c)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

22	Annual Report 2016

COLUMBIA VARIABLE PORTFOLIO – HIGH YIELD BOND FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended December 31,
Class 2	2016	2015	2014	2013	2012
Per share data
Net asset value, beginning of period	$6.41	$6.91	$7.11	$7.18	$6.71

Income from investment operations:

Net investment income	0.34	0.35	0.37	0.41	0.44

Net realized and unrealized gain (loss)	0.39	(0.43)	(0.12)	0.01	0.56

Total from investment operations	0.73	(0.08)	0.25	0.42	1.00

Less distributions to shareholders:

Net investment income	(0.40)	(0.42)	(0.45)	(0.49)	(0.53)

Total distributions to shareholders	(0.40)	(0.42)	(0.45)	(0.49)	(0.53)

Net asset value, end of period	$6.74	$6.41	$6.91	$7.11	$7.18

Total return	11.65%	(1.41%)	3.51%	5.98%	15.62%

Ratios to average net assets(a)

Total gross expenses	1.00%	1.02%	1.00%	1.01%	1.00%

Total net expenses(b)	1.00%	1.00%	0.97%	0.97%	0.98%

Net investment income	5.07%	5.06%	5.20%	5.70%	6.29%

Supplemental data

Net assets, end of period (in thousands)	$48,310	$38,807	$34,214	$24,968	$16,469

Portfolio turnover	51%	47%	59%	63%	75%

Notes to Financial Highlights

(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016	23

COLUMBIA VARIABLE PORTFOLIO – HIGH YIELD BOND FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended December 31,
Class 3	2016	2015	2014	2013		2012
Per share data
Net asset value, beginning of period	$6.45	$6.94	$7.14	$7.21		$6.73

Income from investment operations:

Net investment income	0.35	0.36	0.38	0.42		0.45

Net realized and unrealized gain (loss)	0.39	(0.42)	(0.12)	(0.00	)(a)	0.56

Total from investment operations	0.74	(0.06)	0.26	0.42		1.01

Less distributions to shareholders:

Net investment income	(0.41)	(0.43)	(0.46)	(0.49)		(0.53)

Total distributions to shareholders	(0.41)	(0.43)	(0.46)	(0.49)		(0.53)

Net asset value, end of period	$6.78	$6.45	$6.94	$7.14		$7.21

Total return	11.72%	(1.14%)	3.62%	6.07%		15.74%

Ratios to average net assets(b)

Total gross expenses	0.88%	0.90%	0.87%	0.89%		0.87%

Total net expenses(c)	0.88%	0.87%	0.85%	0.85%		0.86%

Net investment income	5.20%	5.17%	5.34%	5.81%		6.43%

Supplemental data

Net assets, end of period (in thousands)	$400,844	$420,576	$514,924	$569,123		$623,113

Portfolio turnover	51%	47%	59%	63%		75%

Notes to Financial Highlights

(a)	Rounds to zero.

(b)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(c)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

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COLUMBIA VARIABLE PORTFOLIO – HIGH YIELD BOND FUND

NOTES TO FINANCIAL STATEMENTS

December 31, 2016

Note 1. Organization

Columbia Variable Portfolio – High Yield Bond Fund (the Fund), a series of Columbia Funds Variable Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund offers Class 1, Class 2 and Class 3 shares to separate accounts funding variable annuity contracts and variable life insurance policies (collectively, Contracts) issued by affiliated and unaffiliated life insurance companies as well as qualified pension and retirement plans (Qualified Plans) and other qualified institutional investors (Qualified Investors) authorized by Columbia Management Investment Distributors, Inc. (the Distributor). You may not buy (nor will you own) shares of the Fund directly. You may invest by participating in a Qualified Plan or by buying a Contract and making allocations to the Fund. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own cost structure and other features.

Note 2. Summary of Significant Accounting Policies

Basis of Preparation

The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services — Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation

All equity securities are valued at the close of business of the New York Stock Exchange. Equity securities are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.

Debt securities generally are valued by pricing services approved by the Board of Trustees based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques that take into account, as applicable, factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as approved independent broker-dealer quotes. Debt securities for which quotations are not readily available or not believed to be reflective of market value may also be valued based upon a bid quote from an approved independent broker-dealer. Debt securities maturing in 60 days or less are valued primarily at amortized cost value, unless this method results in a valuation that management believes does not approximate market value.

Senior loan securities for which reliable market quotations are readily available are generally valued by pricing services at the average of the bids received.

Investments in open-end investment companies, including money market funds, are valued at their latest net asset value.

Futures and options on futures contracts are valued based upon the settlement price at the close of regular trading on their principal exchanges or, in the absence of transactions, at the mean of the latest quoted bid and ask prices.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued

Annual Report 2016	25

COLUMBIA VARIABLE PORTFOLIO – HIGH YIELD BOND FUND

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2016

at fair value, such value is likely to be different from the quoted or published price for the security.

The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.

GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.

Derivative Instruments

The Fund invests in certain derivative instruments, as detailed below, to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more securities, currencies, commodities, indices, or other assets or instruments. Derivatives may be used to increase investment flexibility (including to maintain cash reserves while maintaining desired exposure to certain assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligations under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell or terminate, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.

A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform its obligations under the contract. The Fund’s risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty, plus any replacement costs or related amounts. With exchange-

traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the clearinghouse or central counterparty (CCP) provides some protection in the case of clearing member default. The clearinghouse or CCP stands between the buyer and the seller of the contract; therefore, additional counterparty credit risk is failure of the clearinghouse or CCP. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker’s customer account. While brokers are required to segregate customer margin from their own assets, in the event that a broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker for all its clients, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s customers (including the Fund), potentially resulting in losses to the Fund.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivatives contract counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting), including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset or netting in bankruptcy, insolvency or other events.

Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the clearinghouse or CCP for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms are contract specific for over-the-counter derivatives. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market

26	Annual Report 2016

COLUMBIA VARIABLE PORTFOLIO – HIGH YIELD BOND FUND

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2016

amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

Certain ISDA Master Agreements allow counterparties of over-the-counter derivatives transactions to terminate derivatives contracts prior to maturity in the event the Fund’s net asset value declines by a stated percentage over a specified time period or if the Fund fails to meet certain terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty. The Fund also has termination rights if the counterparty fails to meet certain terms of the ISDA Master Agreement. In addition to considering counterparty credit risk, the Fund would consider terminating the derivatives contracts based on whether termination would result in a net liability owed from the counterparty.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.

Futures Contracts

Futures contracts are exchange-traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to produce incremental earnings, to manage the duration and yield curve exposure of the Fund versus the benchmark. These instruments may be used for other purposes in future periods. Upon entering into futures contracts, the Fund bears risks that it may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.

Upon entering into a futures contract, the Fund deposits cash or securities with the broker, known as a futures commission merchant (FCM), in an amount sufficient to meet the initial margin requirement. The initial margin deposit must be maintained at an established level over the life of the contract. Cash deposited as initial margin is recorded in the Statement of Assets and Liabilities as margin deposits. Securities deposited as initial margin are designated in the Portfolio of Investments. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.

Effects of Derivative Transactions in the Financial Statements

The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Statement of Operations, including realized and unrealized gains (losses). The derivative instrument schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.

The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at December 31, 2016:

	Asset Derivatives
Risk Exposure Category	Statement of Assets and Liabilities Location	Fair Value ($)
Interest rate risk	Net assets — unrealized appreciation on futures contracts	67,383	*

*	Includes cumulative appreciation (depreciation) as reported in the tables following the Portfolio of Investments. Only the current day’s variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.

The following table indicates the effect of derivative instruments (not considered to be hedging instruments

Annual Report 2016	27

COLUMBIA VARIABLE PORTFOLIO – HIGH YIELD BOND FUND

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2016

for accounting disclosure purposes) in the Statement of Operations for the year ended December 31, 2016:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Risk Exposure Category	Futures Contracts ($)
Interest rate risk	(319,234)
Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Risk Exposure Category	Futures Contracts ($)
Interest rate risk	36,906

The following table provides a summary of the average outstanding volume by derivative instrument for the year ended December 31, 2016:

Derivative Instrument	Average Notional Amounts($)*
Futures contracts — Short	12,668,821

*	Based on the ending quarterly outstanding amounts for the year ended December 31, 2016.

Investments in Senior Loans

The Fund may invest in senior loan assignments. When the Fund purchases an assignment of a senior loan, the Fund typically has direct rights against the borrower; provided, however, that the Fund’s rights may be more limited than the lender from which it acquired the assignment and the Fund may be able to enforce its rights only through an administrative agent. Although certain senior loan assignments are secured by collateral, the Fund could experience delays or limitations in realizing such collateral or have its interest subordinated to other indebtedness of the obligor. In the event that the administrator or collateral agent of a loan becomes insolvent, enters into receivership or bankruptcy, the Fund may incur costs and delays in realizing payment or may suffer a loss of principal and/or interest. The risk of loss is greater for unsecured or subordinated loans. In addition, senior loan assignments are vulnerable to market, economic or other conditions or events that may reduce the demand for senior loan assignments and certain senior loan assignments which were liquid, when purchased, may become illiquid.

The Fund may enter into senior loan assignments where all or a portion of the loan may be unfunded. The Fund is obligated to fund these commitments at the borrower’s discretion. These commitments are generally traded and priced in the same manner as other senior loan securities and are disclosed as unfunded senior loan commitments in the Fund’s Portfolio of Investments with a corresponding payable for investments purchased. The Fund designates cash or liquid securities to cover these commitments.

Delayed Delivery Securities

The Fund may trade securities on other than normal settlement terms, including securities purchased or sold on a “when-issued” basis. This may increase risk to the Fund since the other party to the transaction may fail to deliver, which could cause the Fund to subsequently invest at less advantageous prices. The Fund designates cash or liquid securities in an amount equal to the delayed delivery commitment.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Trade date for senior loans purchased in the primary market is the date on which the loan is allocated. Trade date for senior loans purchased in the secondary market is the date on which the transaction is entered into.

Income Recognition

Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted.

The Fund may place a debt security on non-accrual status and reduce related interest income when it becomes probable that the interest will not be collected and the amount of uncollectible interest can be reasonably estimated. A defaulted debt security is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured.

Corporate actions and dividend income are recorded on the ex-dividend date.

The value of additional securities received as an income payment is recorded as income and increases the cost basis of such securities.

The Fund may receive other income from senior loans, including amendment fees, consent fees and commitment fees. These fees are recorded as income when received by the Fund. These amounts are included in Interest Income in the Statement of Operations.

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COLUMBIA VARIABLE PORTFOLIO – HIGH YIELD BOND FUND

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2016

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, because the Fund meets the exception under Internal Revenue Code Section 4982(f), the Fund expects not to be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Distributions to Subaccounts

Distributions to the subaccounts of Contracts, Qualified Plans and Qualified Investors are recorded at the close of business on the record date and are payable on the first business day following the record date. Dividends from net investment income, if any, are declared and distributed annually. Capital gains distributions, when available, will be made annually. However, an additional capital gain distribution may be made during the fiscal year in order to comply with the Internal Revenue Code, as applicable to registered investment companies. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. All dividends and distributions are reinvested in additional shares of the applicable share class of the Fund at the net asset value as of the ex-dividend date of the distribution.

Guarantees and Indemnifications

Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Investment Company Reporting Modernization

In October 2016, the U.S. Securities and Exchange Commission adopted new rules and forms, and amendments to certain current rules and forms, to modernize reporting and disclosure of information by registered investment companies. The amendments to Regulation S-X will require standardized, enhanced disclosure about derivatives in investment company financial statements, and will also change the rules governing the form and content of such financial statements. The amendments to Regulation S-X take effect on August 1, 2017. At this time, management is assessing the anticipated impact of these regulatory developments.

Note 3. Fees and Other Transactions with Affiliates

Management Services Fees

Effective May 1, 2016, the Fund entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to a percentage of the Fund’s average daily net assets that declines from 0.66% to 0.40% as the Fund’s net assets increase. Prior to May 1, 2016, the Fund paid the Investment Manager an annual fee for advisory services under an Investment Management Services Agreement and a separate annual fee for administrative and accounting services under an Administrative Services Agreement. The effective management services fee rate for the year ended December 31, 2016 (reflecting all advisory and administrative services fees paid to the Investment Manager) was 0.65% of the Fund’s average daily net assets. For the period from January 1, 2016 through April 30, 2016, the investment advisory services

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COLUMBIA VARIABLE PORTFOLIO – HIGH YIELD BOND FUND

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2016

fee paid to the Investment Manager was $865,790, and the administrative services fee paid to the Investment Manager was $103,906.

Other Expenses

Other expenses are for, among other things, miscellaneous expenses of the Fund or the Board of Trustees, including payments to Board Services Corp., a company providing limited administrative services to the Fund and the Board of Trustees. That company’s expenses include boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. For the year ended December 31, 2016, other expenses paid by the Fund to this company were $471.

Compensation of Board Members

Board of Trustee members, who are not officers or employees of the Investment Manager or Ameriprise Financial, are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Plan), these Board of Trustee members may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan. All amounts payable under the Plan constitute a general unsecured obligation of the Fund.

Compensation of Chief Compliance Officer

The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund is allocated a portion of the expenses associated with the Chief Compliance Officer based on relative net assets of the Trust.

Transfer Agency Fees

The Fund has a Transfer and Dividend Disbursing Agent Agreement with Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial. The annual fee rate under this agreement is 0.06% of the Fund’s average daily net assets attributable to each share class.

Distribution Fees

The Fund has an agreement with the Distributor, an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution services. Under a Plan and Agreement of Distribution, the Fund pays a fee at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Class 2 shares and an annual rate of up to 0.125% of the Fund’s average daily net assets attributable to Class 3 shares. The Fund pays no distribution and service fees for Class 1 shares.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the periods disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rates as a percentage of the class’ average daily net assets:

	May 1, 2016 through April 30, 2017	Prior to May 1, 2016
Class 1	0.760%	0.770%
Class 2	1.010	1.020
Class 3	0.885	0.895

Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend and interest expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.

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COLUMBIA VARIABLE PORTFOLIO – HIGH YIELD BOND FUND

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2016

Note 4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.

At December 31, 2016, these differences are primarily due to differing treatment for capital loss carryforwards, principal and/or interest from fixed income securities, deferral/reversal of wash sale losses, Trustees’ deferred compensation, investments in partnerships and derivative investments. To the extent these differences are permanent, reclassifications are made among the components of the Fund’s net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications.

In the Statement of Assets and Liabilities the following reclassifications were made:

Undistributed net investment income	$480
Accumulated net realized loss	6,872,330
Paid-in-capital	(6,872,810)

Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years indicated was as follows:

	Year Ended December 31, 2016 ($)	Year Ended December 31, 2015 ($)
Ordinary income	27,357,269	31,163,804

Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.

At December 31, 2016, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$23,412,228
Capital loss carryforwards	(79,386,558)
Net unrealized appreciation	9,841,890

At December 31, 2016, the cost of investments for federal income tax purposes was $438,811,180 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$26,080,543
Unrealized depreciation	(16,238,653)
Net unrealized appreciation	$9,841,890

The following capital loss carryforwards, determined at December 31, 2016, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

Year of Expiration	Amount ($)
2017	72,257,550
No expiration — short-term	3,724,859
No expiration — long-term	3,404,149
Total	79,386,558

Capital loss carryforwards with no expiration are required to be utilized prior to any capital losses which carry an expiration date. As a result of this ordering rule, capital loss carryforwards which carry an expiration date may be more likely to expire unused.

For the year ended December 31, 2016, $6,872,810 of capital loss carryforward expired unused.

Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 5. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $224,503,157 and $248,500,597, respectively, for the year ended December 31, 2016. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.

Note 6. Affiliated Money Market Fund

The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends — affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. Effective October 1, 2016, the Affiliated MMF prices its shares with a floating net asset value (NAV) and no longer seeks to maintain a

Annual Report 2016	31

COLUMBIA VARIABLE PORTFOLIO – HIGH YIELD BOND FUND

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2016

stable NAV. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.

Note 7. Line of Credit

The Fund has access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., HSBC Bank USA, N.A. and JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility agreement, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, that permits collective borrowings up to $1 billion. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations.

The Fund had no borrowings during the year ended December 31, 2016.

Note 8. Significant Risks

Credit Risk

Credit risk is the risk that the value of debt securities in the Fund’s portfolio may decline because the issuer may default and fail to pay interest or repay principal when due. Rating agencies assign credit ratings to debt securities to indicate their credit risk. Lower rated or unrated debt securities held by the Fund may present increased credit risk as compared to higher-rated debt securities.

High-Yield Investments Risk

Securities and other debt instruments held by the Fund that are rated below investment grade (commonly called “high-yield” or “junk” bonds) and unrated debt instruments of comparable quality expose the Fund to a greater risk of loss of principal and income than a fund that invests solely or primarily in investment grade securities. In addition, these investments have greater price fluctuations, are less liquid and are more likely to experience a default than higher-rated debt instruments. High-yield debt instruments are considered to be predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal.

Interest Rate Risk

Interest rate risk is the risk of losses attributable to changes in interest rates. In general, if prevailing interest rates rise, the values of debt securities tend to fall, and if interest rates fall, the values of debt securities tend to rise. Actions by governments and central banking authorities can result in increases in interest rates. Increasing interest rates may negatively affect the value of debt securities held by the Fund, resulting in a negative impact on the Fund’s performance and net asset value per share. In general, the longer the maturity or duration of a debt security, the greater its sensitivity to changes in interest rates.

Liquidity Risk

Liquidity risk is the risk associated with a lack of marketability of investments which may make it difficult to sell the investment at a desirable time or price. Changing regulatory, market or other conditions or environments (for example, the interest rate or credit environments) may adversely affect the liquidity of the Fund’s investments. The Fund may have to accept a lower selling price for the holding, sell other investments, or forego another, more appealing investment opportunity. Generally, the less liquid the market at the time the Fund sells a portfolio investment, the greater the risk of loss or decline of value to the Fund. A less liquid market can lead to an increase in Fund redemptions, which may negatively impact Fund performance and net asset value per share, including, for example, if the Fund is forced to sell securities in a down market.

Shareholder Concentration Risk

At December 31, 2016, affiliated shareholders of record owned 99.0% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid or more liquid positions, resulting in Fund losses and the Fund holding a higher percentage of less liquid or illiquid securities. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.

32	Annual Report 2016

COLUMBIA VARIABLE PORTFOLIO – HIGH YIELD BOND FUND

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2016

Note 9. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Note 10. Information Regarding Pending and Settled Legal Proceedings

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

Annual Report 2016	33

COLUMBIA VARIABLE PORTFOLIO – HIGH YIELD BOND FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of Columbia Funds Variable Series Trust II and the Shareholders of

Columbia Variable Portfolio — High Yield Bond Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Variable Portfolio — High Yield Bond Fund (the “Fund,” a series of Columbia Funds Variable Series Trust II) as of December 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of December 31, 2016 by correspondence with the custodian, brokers, agent banks and transfer agent, and the application of alternative auditing procedures where such confirmations had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Minneapolis, MN

February 17, 2017

34	Annual Report 2016

COLUMBIA VARIABLE PORTFOLIO – HIGH YIELD BOND FUND

TRUSTEES AND OFFICERS

Shareholders elect the Board that oversees the Fund’s operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, Trustees not affiliated with the Investment Manager generally may serve through the end of the calendar year in which they reach either the mandatory retirement age established by the Board or the fifteenth anniversary of the first Board meeting they attended as a member of the Board.

Independent Trustees
Name, Address, Year of Birth	Position Held With the Trust and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
George S. Batejan 901 S. Marquette Ave. Minneapolis, MN 55402 1953	Trustee since 1/17	Executive Vice President, Global Head of Technology and Operations, Janus Capital Group, Inc., 2010-2016	124	Trustee to other Columbia Funds since 2017; Advisory Board Member, University of Colorado Business School (Executive Committee, Nominating Committee and Governance Committee) since November 2015; former Chairman of the Board, NICSA (National Investment Company Services Association), 2014-2016; former Director, Intech Investment Management, 2011-2016; former Board Member, Metro Denver Chamber of Commerce, 2015-2016
Kathleen Blatz 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Trustee since 1/06 for RiverSource Funds and since 6/11 for Nations Funds	Attorney, specializing in arbitration and mediation; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees	126	Trustee to other Columbia Funds since 2006; Trustee, BlueCross BlueShield of Minnesota (Chair of the Business Development Committee) since 2009; Chair of the Robina Foundation since August 2013
Edward J. Boudreau, Jr. 901 S. Marquette Ave. Minneapolis, MN 55402 1944	Trustee since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, E.J. Boudreau & Associates (consulting) since 2000; FINRA Industry Arbitrator, 2002-present; Chairman and Chief Executive Officer, John Hancock Investments (asset management), Chairman and Interested Trustee for open-end and closed-end funds offered by John Hancock, 1989-2000; John Hancock Mutual Life Insurance Company, including Senior Vice President and Treasurer and Senior Vice President Information Technology, 1968-1988	124	Trustee to other Columbia Funds since 2005; former Trustee, Boston Museum of Science (Chair of Finance Committee), 1985- 2013; former Trustee, BofA Funds Series Trust (11 funds), 2005-2011

Annual Report 2016	35

COLUMBIA VARIABLE PORTFOLIO – HIGH YIELD BOND FUND

TRUSTEES AND OFFICERS (continued)

Independent Trustees (continued)
Name, Address, Year of Birth	Position Held With the Trust and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
Pamela G. Carlton 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Trustee since 7/07 for RiverSource Funds and since 6/11 for Nations Funds	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, Morgan Stanley, 1982-1991	126	Trustee to other Columbia Funds since 2007; Trustee, New York Presbyterian Hospital Board (Executive Committee and Chair of Human Resources Committee) since 1996
William P. Carmichael 901 S. Marquette Ave. Minneapolis, MN 55402 1943	Trustee since 6/11 for RiverSource Funds and since 2003 for Nations Funds; Chair of the Board from 1/14-11/15	Retired; Co-founder, The Succession Fund (provides exit strategies to owners of privately held companies), 1998-2007; Adjunct Professor of Finance, Kelley School of Business, Indiana University, 1993-2007; Senior Vice President, Sara Lee Corporation, 1991-1993; Senior Vice President and Chief Financial Officer, Beatrice Foods Company, 1984-1990; Vice President, Esmark, Inc., 1973-1984; Associate, Price Waterhouse, 1968-1972	126	Trustee to other Columbia Funds since 2003; Director, The Finish Line (athletic shoes and apparel) since July 2003; Director, hhgregg since May, 2015; former Director, Cobra Electronics Corporation (electronic equipment manufacturer), 1994-August 2014; former Director, Spectrum Brands, Inc. (consumer products), 2002-2009; former Director, Simmons Company (bedding), 2004-2010; former Trustee, BofA Funds Series Trust (11 funds) 2003-2011; former Director, McMoRan Exploration Company (oil and gas exploration and development) 2010-2013; former Director, International Textile Corp., 2012-2016
Patricia M. Flynn 901 S. Marquette Ave. Minneapolis, MN 55402 1950	Trustee since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Trustee Professor of Economics and Management, Bentley University since 1976 (also teaches and conducts research on corporate governance); Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	126	Trustee to other Columbia Funds since 2004; Trustee, MA Taxpayers Foundation since 1997; Board of Governors, Innovation Institute, MA Technology Collaborative since 2010
William A. Hawkins 901 S. Marquette Ave. Minneapolis, MN 55402 1942	Chair of the Board since 11/15; Trustee since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, Overton Partners (financial consulting), since August 2010; President and Chief Executive Officer, California General Bank, N.A., January 2008-August 2010; Operation Hope, COO, 2004-2007; IndyMac Bancorp, President, CBG, 1999-2003; American General Bank, President, 1997-1999; Griffin Financial Services, CEO, 1981-1997; The Griffin Funds, CEO, 1992-1998	126	Trustee to other Columbia Funds since 2005; former Trustee, BofA Funds Series Trust (11 funds), 2005-2015

36	Annual Report 2016

COLUMBIA VARIABLE PORTFOLIO – HIGH YIELD BOND FUND

TRUSTEES AND OFFICERS (continued)

Independent Trustees (continued)
Name, Address, Year of Birth	Position Held With the Trust and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
Catherine James Paglia 901 S. Marquette Ave. Minneapolis, MN 55402 1952	Trustee since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Director, Enterprise Asset Management, Inc. (private real estate and asset management company) since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Managing Director, Morgan Stanley, 1982-1989; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	126	Trustee to other Columbia Funds since 2004; Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012; Trustee, Carleton College (on the Investment Committee); Trustee, Carnegie Endowment for International Peace (on the Investment Committee)
Minor M. Shaw 901 S. Marquette Ave. Minneapolis, MN 55402 1947	Trustee since 6/11 for RiverSource Funds and since 2003 for Nations Funds	President, Micco LLC (private investments) since 2011; President, Micco Corp. (family investment business), 1998-2011	126	Trustee to other Columbia Funds since 2003; Director, BlueCross BlueShield of South Carolina since April 2008; Advisory Board member, Duke Energy Corp. since October 2016; Chair of the Duke Endowment; Director, National Association of Corporate Directors, Carolinas Chapter, since 2013; Chair of Greenville — Spartanburg Airport Commission; former Trustee, BofA Funds Series Trust (11 funds), 2003-2011; former Director, Piedmont Natural Gas, 2004-2016
John G. Taft 901 S. Marquette Ave. Minneapolis, MN 55402 1955	Trustee since 1/17	Chief Executive Officer, RBC Wealth Management (a division of RBC Capital Markets LLC), 2005-2016	124	Trustee to other Columbia Funds since 2017; Trustee, Andy Warhol Foundation for Visual Arts (Finance Committee) since 2014; former Director, RBC Global Asset Management — U.S., 2001-2016

Annual Report 2016	37

COLUMBIA VARIABLE PORTFOLIO – HIGH YIELD BOND FUND

TRUSTEES AND OFFICERS (continued)

Independent Trustees (continued)
Name, Address, Year of Birth	Position Held With the Trust and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
Alison Taunton-Rigby 901 S. Marquette Ave. Minneapolis, MN 55402 1944	Trustee since 11/02 for RiverSource Funds and since 6/11 for Nations Funds	President, Chief Executive Officer and Director, RiboNovix, Inc., 2003-2010; CMT Inc., 2001-2003; Aquila Biopharmaceuticals Inc., 1996-2000; Cambridge Biotech Corporation, 1995- 1996; Mitotix Inc., 1993-1994	126	Trustee to other Columbia Funds since 2002; Director, Boston Children’s Hospital since 2002; Director, ICI Mutual Insurance Company, since 2011; Director, Blumont/IRD since 2016; Director, Mount Ida College since 2016; former Director, Abt Associates (government contractor), 2001-2016; former Director, Healthways, Inc. (health and well-being solutions), 2005-2016

Interested Trustee Not Affiliated with Investment Manager*
Name, Address, Year of Birth	Position Held With the Trusts and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
Anthony M. Santomero 901 S. Marquette Ave. Minneapolis, MN 55402 1946	Trustee since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008; President, Federal Reserve Bank of Philadelphia, 2000- 2006; Professor of Finance, The Wharton School, University of Pennsylvania, 1972-2002	124	Trustee to other Columbia Funds since 2008; Trustee, Penn Mutual Life Insurance Company since March 2008; Director, Renaissance Reinsurance Ltd. since May 2008; Director, Citigroup Inc. since 2009; Director, Citibank, N.A. since 2009; former Trustee, BofA Funds Series Trust (11 funds), 2008-2011

*	Dr. Santomero is not an affiliated person of the Investment Manager or Ameriprise Financial. However, he is currently deemed by the Funds to be an “interested person” (as defined in the 1940 Act) of the Funds because he serves as a Director of Citigroup Inc. and Citibank, N.A., companies that may directly or through subsidiaries and affiliates engage from time-to-time in brokerage execution, principal transactions and lending relationships with the Funds or accounts advised/managed by the Investment Manager.

38	Annual Report 2016

COLUMBIA VARIABLE PORTFOLIO – HIGH YIELD BOND FUND

TRUSTEES AND OFFICERS (continued)

Interested Trustee Affiliated with Investment Manager*
Name, Address, Year of Birth	Position Held With the Trusts and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
William F. Truscott c/o Columbia Management Investment Advisers, LLC, 225 Franklin St. Boston, MA 02110 1960	Trustee since 11/01 for RiverSource Funds and since 6/11 for Nations Funds; Senior Vice President since 2002 for RiverSource Funds and since 5/10 for Nations Funds	Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010-September 2012); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006-August 2012.	185	Trustee to other Columbia Funds since 2001; Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010; Director, Columbia Management Investment Distributors, Inc. since May 2010; Former Director, Ameriprise Certificate Company, 2006-January 2013

*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.

The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611 or contacting your financial intermediary.

Annual Report 2016	39

COLUMBIA VARIABLE PORTFOLIO – HIGH YIELD BOND FUND

TRUSTEES AND OFFICERS (continued)

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Truscott, who is Senior Vice President, the Fund’s other officers are:

Fund Officers
Name, Address and Year of Birth	Position and Year First Appointed to Position for any Fund in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) During Past Five Years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously, Vice President and Chief Counsel January 2010-December 2014); officer of Columbia Funds and affiliated funds since 2007.
Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Treasurer (2011), Chief Financial Officer (2009) and Chief Accounting Officer (2015)	Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; senior officer of Columbia Funds and affiliated funds since 2002.
Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Senior Vice President (2011), Chief Legal Officer (2015) and Assistant Secretary (2008)	Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since January 2017 (previously Vice President and Lead Chief Counsel, November 2008-January 2017 and January 2013-January 2017, respectively, and Chief Counsel, January 2010-January 2013); Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since May 2010.
Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010.
Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)	Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Executive Vice President and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since July 2013 (previously Director and Global Chief Investment Officer, 2010-2013).
Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010.
Amy Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Vice President (2006)	Managing Director and Global Head of Operations, Columbia Management Investment Advisers, LLC since April 2016 (previously Managing Director and Chief Operating Officer, 2010-2016).
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Vice President and Secretary (2015)	Vice President and Group Counsel, Ameriprise Financial, Inc. since August 2011; officer of Columbia Funds and affiliated funds since 2005.

40	Annual Report 2016

COLUMBIA VARIABLE PORTFOLIO – HIGH YIELD BOND FUND

IMPORTANT INFORMATION ABOUT THIS REPORT

The policy of the Board is to vote the proxies of the companies in which each fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how each fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting investor.columbiathreadneedleus.com, or searching the website of the SEC at sec.gov.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund’s Form N-Q is available on the SEC’s website at sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. Each fund’s complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.

Annual Report 2016	41

Columbia Variable Portfolio – High Yield Bond Fund

P.O. Box 8081

Boston, MA 02266-8081

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For fund and other investment product prospectuses, which contains this and other important information, contact your financial advisor or insurance representative. Please read the prospectus carefully before you invest. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved. Columbia Management Investment Distributors, Inc., 225 Franklin Street, Boston, MA 02110-2804

© 2017 Columbia Management Investment Advisers, LLC.

S-6670 AN (2/17)

ANNUAL REPORT

December 31, 2016

COLUMBIA VARIABLE PORTFOLIO – INCOME OPPORTUNITIES FUND

Please remember that you may not buy (nor will you own) shares of the Fund directly. The Fund is available through variable annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies as well as qualified pension and retirement plans. Please contact your financial advisor or insurance representative for more information.

COLUMBIA VARIABLE PORTFOLIO – INCOME OPPORTUNITIES FUND

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.

Annual Report 2016

COLUMBIA VARIABLE PORTFOLIO – INCOME OPPORTUNITIES FUND

PERFORMANCE OVERVIEW

Performance Summary

∎	Columbia Variable Portfolio — Income Opportunities Fund (the Fund) Class 3 shares returned 10.86% for the 12-month period that ended December 31, 2016.

∎	The Fund underperformed its benchmark, the Bank of America Merrill Lynch (BofAML) BB-B US Cash Pay High Yield Constrained Index, which returned 14.76% over the same time period.

∎

In a bounce-back year for high-yield bonds, the Fund posted a strong return but underperformed the benchmark based mainly on unfavorable sector allocation and the Fund’s defensive positioning within the energy sector.

Average Annual Total Returns (%) (for period ended December 31, 2016)
	Inception	1 Year	5 Years	10 Years
Class 1*	05/03/10	10.93	6.66	7.02
Class 2*	05/03/10	10.80	6.46	6.81
Class 3	06/01/04	10.86	6.54	6.94
BofAML BB-B US Cash Pay High Yield Constrained Index		14.76	7.04	6.95

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your financial advisor or insurance representative.

Performance results reflect the effect of any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.

*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit investor.columbiathreadneedleus.com/investment-products/variable-products/appended-performance for more information.

The BofAML BB-B US Cash Pay High Yield Constrained Index is an unmanaged index of high-yield bonds. The index is subject to a 2% cap on allocation to any one issuer. The 2% cap is intended to provide broad diversification and better reflect the overall character of the high-yield market.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.

2	Annual Report 2016

COLUMBIA VARIABLE PORTFOLIO – INCOME OPPORTUNITIES FUND

PERFORMANCE OVERVIEW (continued)

Performance of a Hypothetical $10,000 Investment (January 1, 2007 — December 31, 2016)

The chart above shows the change in value of a hypothetical $10,000 investment in Class 3 shares of Columbia Variable Portfolio — Income Opportunities Fund during the stated time period, and does not reflect the deduction of taxes, if any, that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The returns also do not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan, if any.

Annual Report 2016	3

COLUMBIA VARIABLE PORTFOLIO – INCOME OPPORTUNITIES FUND

MANAGER DISCUSSION OF FUND PERFORMANCE

Portfolio Management

Brian Lavin, CFA

Portfolio Breakdown (%) (at December 31, 2016)
Common Stocks	0.0	(a)
Convertible Bonds	0.0	(a)
Corporate Bonds & Notes	96.3
Foreign Government Obligations	0.2
Money Market Funds	2.0
Senior Loans	1.5
Total	100.0

Percentages indicated are based upon total investments. The Fund’s portfolio composition is subject to change.

(a) Rounds to zero.

Quality Breakdown (%) (at December 31, 2016)
BBB rating	6.1
BB rating	46.3
B rating	41.3
CCC rating	5.9
CC rating	0.4
Not rated	0.0	(a)
Total	100.0

Percentages indicated are based upon total fixed income investments (excluding Money Market Funds).

(a) Rounds to zero.

Bond ratings apply to the underlying holdings of the Fund and not the Fund itself and are divided into categories ranging from highest to lowest credit quality, determined by using the average rating of Moody’s, S&P and Fitch. When ratings are available from only two rating agencies, the average of the two rating is used. When a rating is available from only one rating agency, that rating is used. When a bond is not rated by any rating agency, it is designated as “Not rated.” Credit quality ratings assigned by a rating agency are subjective opinions, not statements of fact, and are subject to change, including daily. The ratings assigned by credit rating agencies are but one of the considerations that the Investment Manager and/or Fund’s subadviser incorporates into its credit analysis process, along with such other issuer-specific factors as cash flows, capital structure and leverage ratios, ability to de-leverage (repay) through free cash flow, quality of management, market positioning and access to capital, as well as such security-specific factors as the terms of the security (e.g., interest rate and time to maturity) and the amount and type of any collateral.

For the 12-month period ended December 31, 2016, Class 3 shares of the Fund returned 10.86% excluding sales charges. The Fund underperformed its benchmark, the BofAML BB-B US Cash Pay High Yield Constrained Index, which returned 14.76% for the same time period. In a bounce-back year for high-yield bonds, the Fund posted a strong return but underperformed the benchmark based mainly on unfavorable sector allocation and the Fund’s defensive positioning within the energy sector.

High-Yield Market Came Back Strong In 2016

The 12-month period ended December 31, 2016 saw two distinct market environments for high-yield bonds. The first two months of the year continued 2015’s trend of a “risk off” investment environment, with commodity prices continuing to sell off. However, beginning in late February the markets reversed themselves, led by a strong recovery for the energy and metals and mining sectors. The resurgence in the prices of commodities and commodity-related securities, accommodating central banks, and strong technical demand for the asset class powered the BofAML high-yield benchmark to a 14.76% return for the year. CCC-rated bonds led high-yield bond returns at 36.46%, with B and BB bonds returning 16.94% and 13.22%, respectively. Credit spreads (differences in yield between higher and lower rated bonds) narrowed by 2.6 percentage points for the year. Spreads narrowed in the face of rising interest rates, as they often do when the impetus behind the rate increases is improving economic activity. For the period, high-yield bonds outperformed Treasuries and investment-grade bonds. Strong demand contributed to a positive technical backdrop for the high-yield market. Bond defaults, while elevated, continued to decline over the year as commodity bankruptcies ran their course.

Following the U.S. Presidential election, the high-yield market received another shot of adrenaline as investors looked forward to a boost in job creation through infrastructure spending, tax reform, additional border security, and anti-corruption efforts, as well as trade agreement and health policy changes.

Contributors and Detractors

In general, portfolio positioning that had boosted relative performance during 2015 detracted from the Fund’s relative return during the most recent 12-month period. The Fund’s underweight to metals and mining, its defensive positioning within energy, and its generally lower risk stance compared with the benchmark drove the underperformance. Approximately 80% of the Fund’s underperformance versus the benchmark was due to the portfolio’s commodity positioning. Other holdings that detracted from performance included a conservative posture within the wireless, cable and software sectors. Underweights in banking and utilities, and overweights to chemicals and gas distribution were additive. During the period, the Fund’s duration positioning (sensitivity to interest rate movements) did not have a material impact on performance as the Fund mainly adhered to the benchmark’s duration level through the use of Treasury futures.

Portfolio Adjustments

We adjusted the portfolio’s overall risk level higher throughout the past 12 months in pursuit of higher returns, particularly following the market sell-off

4	Annual Report 2016

COLUMBIA VARIABLE PORTFOLIO – INCOME OPPORTUNITIES FUND

MANAGER DISCUSSION OF FUND PERFORMANCE (continued)

in January and February. The Fund continued to maintain a lower risk level than the benchmark at the end of the reporting period.

In light of higher bond valuations and a still uncertain investment environment, we continue to focus on bottom-up credit catalysts, and to target prudent risk taking when we believe it is compensated and fundamentally supported. Going forward, we will continue to maintain our disciplined credit selection based on strong fundamental analysis and rigorous risk management in order to take advantage of opportunities in the marketplace.

Annual Report 2016	5

COLUMBIA VARIABLE PORTFOLIO – INCOME OPPORTUNITIES FUND

UNDERSTANDING YOUR FUND’S EXPENSES

(Unaudited)

As an investor, you incur ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

The information below does not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy (collectively, Contracts) or qualified pension and retirement plan (Qualified Plan), if any. The total fees and expenses you bear may therefore be higher than those shown below.

Analyzing Your Fund’s Expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare With Other Funds” below for details on how to use the hypothetical data.

Compare With Other Funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as redemption or exchange fees, or expenses that apply to the subaccount or the Contract. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If the fees and expenses imposed under your Contract or Qualified Plan, if any, were included, your costs would be higher.

July 1, 2016 – December 31, 2016

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)		Expenses Paid During the Period ($)		Fund’s Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class 1	1,000.00	1,000.00	1,052.90	1,021.20	3.90	3.84	0.76
Class 2	1,000.00	1,000.00	1,051.70	1,019.95	5.18	5.10	1.01
Class 3	1,000.00	1,000.00	1,052.60	1,020.55	4.57	4.50	0.89

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 366.

Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.

Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.

6	Annual Report 2016

COLUMBIA VARIABLE PORTFOLIO – INCOME OPPORTUNITIES FUND

PORTFOLIO OF INVESTMENTS

December 31, 2016

(Percentages represent value of investments compared to net assets)

Corporate Bonds & Notes 95.3%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
AEROSPACE & DEFENSE 1.0%
Bombardier, Inc.(a)
12/01/21	8.750%	786,000	834,143

TransDigm, Inc.
07/15/22	6.000%	1,240,000	1,289,600

TransDigm, Inc.(a)
06/15/26	6.375%	1,463,000	1,502,501

Total			3,626,244

AUTOMOTIVE 0.2%
IHO Verwaltungs GmbH PIK(a)
09/15/23	4.500%	200,000	195,750
09/15/26	4.750%	452,000	436,180

Lear Corp. Escrow Bond(b)(c)
03/01/17	8.750%	595,000	—

Total			631,930

BANKING 2.0%
Ally Financial, Inc.
03/30/25	4.625%	678,000	667,830
11/01/31	8.000%	3,180,000	3,688,545

Popular, Inc.
07/01/19	7.000%	1,279,000	1,318,969

Synovus Financial Corp.
02/15/19	7.875%	1,677,000	1,844,700

Total			7,520,044

BROKERAGE/ASSET MANAGERS/EXCHANGES 0.6%
E*TRADE Financial Corp.
09/15/23	4.625%	2,072,000	2,113,440

BUILDING MATERIALS 1.3%
Allegion PLC
09/15/23	5.875%	1,087,000	1,152,220

American Builders & Contractors Supply Co., Inc.(a)
04/15/21	5.625%	1,822,000	1,881,215
12/15/23	5.750%	397,000	408,910

Beacon Roofing Supply, Inc.
10/01/23	6.375%	592,000	631,593

Eagle Materials, Inc.
08/01/26	4.500%	200,000	199,500

HD Supply, Inc.(a)
04/15/24	5.750%	603,000	636,587

Total			4,910,025

CABLE AND SATELLITE 8.6%
Altice US Finance I Corp.(a)
07/15/23	5.375%	3,279,000	3,401,962
05/15/26	5.500%	1,684,000	1,717,680

CCO Holdings LLC/Capital Corp.
01/15/24	5.750%	1,800,000	1,881,000

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CCO Holdings LLC/Capital Corp.(a)
04/01/24	5.875%	1,663,000	1,775,253
05/01/25	5.375%	913,000	940,390

CSC Holdings LLC(a)
10/15/25	6.625%	3,854,000	4,200,860
04/15/27	5.500%	1,154,000	1,168,425

DISH DBS Corp.
11/15/24	5.875%	1,905,000	1,960,245
07/01/26	7.750%	2,730,000	3,078,075

Hughes Satellite Systems Corp.
06/15/19	6.500%	1,640,000	1,783,500

Quebecor Media, Inc. Escrow Bond(a)(c)
01/15/49	9.750%	1,855,000	38,770

Sirius XM Radio, Inc.(a)
07/15/26	5.375%	902,000	881,705

Unitymedia Hessen GmbH & Co. KG NRW(a)
01/15/25	5.000%	2,415,000	2,402,925

Virgin Media Secured Finance PLC(a)
01/15/26	5.250%	3,741,000	3,694,237

Ziggo Bond Finance BV(a)
01/15/27	6.000%	751,000	728,470

Ziggo Secured Finance BV(a)
01/15/27	5.500%	2,121,000	2,067,551

Total			31,721,048

CHEMICALS 2.1%
Angus Chemical Co.(a)
02/15/23	8.750%	944,000	962,880

Axalta Coating Systems LLC(a)
08/15/24	4.875%	653,000	653,000

Chemours Co. (The)
05/15/23	6.625%	1,834,000	1,815,660
05/15/25	7.000%	7,000	6,895

INEOS Group Holdings SA(a)
08/01/24	5.625%	1,142,000	1,133,435

PQ Corp.(a)
11/15/22	6.750%	1,505,000	1,610,350

Platform Specialty Products Corp.(a)
05/01/21	10.375%	580,000	642,350
02/01/22	6.500%	785,000	790,887

Total			7,615,457

CONSTRUCTION MACHINERY 0.6%
Herc Rentals, Inc.(a)
06/01/24	7.750%	78,000	81,998

United Rentals North America, Inc.
09/15/26	5.875%	1,943,000	1,998,861
05/15/27	5.500%	195,000	193,537

Total			2,274,396

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016	7

COLUMBIA VARIABLE PORTFOLIO – INCOME OPPORTUNITIES FUND

PORTFOLIO OF INVESTMENTS (continued)

December 31, 2016

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CONSUMER CYCLICAL SERVICES 2.1%
APX Group, Inc.
12/01/22	7.875%	3,461,000	3,746,532

IHS Markit Ltd.(a)
11/01/22	5.000%	899,000	932,713

Interval Acquisition Corp.
04/15/23	5.625%	2,866,000	2,923,320

Ritchie Bros. Auctioneers, Inc.(a)
01/15/25	5.375%	251,000	256,020

Total			7,858,585

CONSUMER PRODUCTS 2.0%
Prestige Brands, Inc.(a)
03/01/24	6.375%	1,206,000	1,266,300

Scotts Miracle-Gro Co. (The)(a)
10/15/23	6.000%	1,399,000	1,479,442
12/15/26	5.250%	184,000	184,230

Spectrum Brands, Inc.
07/15/25	5.750%	1,269,000	1,316,588

Springs Industries, Inc.
06/01/21	6.250%	1,434,000	1,484,190

Tempur Sealy International, Inc.
06/15/26	5.500%	1,382,000	1,388,910

Valvoline, Inc.(a)
07/15/24	5.500%	128,000	132,480

Total			7,252,140

DIVERSIFIED MANUFACTURING 0.9%
Entegris, Inc.(a)
04/01/22	6.000%	1,288,000	1,339,520

SPX FLOW, Inc.(a)
08/15/24	5.625%	230,000	231,725
08/15/26	5.875%	852,000	852,000

WESCO Distribution, Inc.(a)
06/15/24	5.375%	501,000	502,253

Zekelman Industries, Inc.(a)
06/15/23	9.875%	409,000	458,080

Total			3,383,578

ELECTRIC 2.7%
AES Corp. (The)
07/01/21	7.375%	939,000	1,045,952

Calpine Corp.(a)
06/01/26	5.250%	2,258,000	2,224,130

Dynegy, Inc.
11/01/24	7.625%	345,000	318,263

NRG Energy, Inc.
07/15/22	6.250%	1,590,000	1,593,975
05/01/24	6.250%	400,000	389,000

NRG Energy, Inc.(a)
01/15/27	6.625%	1,161,000	1,097,145

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
NRG Yield Operating LLC
08/15/24	5.375%	3,178,000	3,193,890

Total			9,862,355

FINANCE COMPANIES 3.0%
Aircastle Ltd.
02/15/22	5.500%	775,000	821,500
04/01/23	5.000%	454,000	463,080

Navient Corp.
07/26/21	6.625%	725,000	766,687
10/25/24	5.875%	2,003,000	1,902,850

OneMain Financial Holdings LLC(a)
12/15/21	7.250%	2,058,000	2,145,465

Provident Funding Associates LP/Finance Corp.(a)
06/15/21	6.750%	4,350,000	4,371,750

Quicken Loans, Inc.(a)
05/01/25	5.750%	761,000	740,073

Total			11,211,405

FOOD AND BEVERAGE 1.9%
FAGE International SA/USA Dairy Industry, Inc.(a)
08/15/26	5.625%	727,000	728,818

Lamb Weston Holdings, Inc.(a)
11/01/24	4.625%	352,000	352,880
11/01/26	4.875%	587,000	580,763

Post Holdings, Inc.(a)
03/15/24	7.750%	1,733,000	1,923,630
08/15/26	5.000%	1,028,000	984,310

WhiteWave Foods Co. (The)
10/01/22	5.375%	2,134,000	2,336,730

Total			6,907,131

GAMING 4.6%
Boyd Gaming Corp.
05/15/23	6.875%	824,000	885,800

GLP Capital LP/Financing II, Inc.
04/15/26	5.375%	1,398,000	1,457,974

International Game Technology PLC(a)
02/15/25	6.500%	2,688,000	2,882,880

Jack Ohio Finance LLC/1 Corp.(a)
11/15/21	6.750%	1,083,000	1,096,537

MGM Growth Properties Operating Partnership LP/Finance Co-Issuer, Inc.(a)
09/01/26	4.500%	383,000	367,680

MGM Resorts International
12/15/21	6.625%	2,434,000	2,719,995

Rivers Pittsburgh Borrower LP/Finance Corp.(a)
08/15/21	6.125%	239,000	244,378

Scientific Games International, Inc.
12/01/22	10.000%	759,000	755,205

Scientific Games International, Inc.(a)
01/01/22	7.000%	2,482,000	2,661,945

The accompanying Notes to Financial Statements are an integral part of this statement.

8	Annual Report 2016

COLUMBIA VARIABLE PORTFOLIO – INCOME OPPORTUNITIES FUND

PORTFOLIO OF INVESTMENTS (continued)

December 31, 2016

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Seminole Tribe of Florida, Inc.(a)
10/01/20	7.804%	950,000	941,289

SugarHouse HSP Gaming LP/Finance Corp.(a)
06/01/21	6.375%	1,472,000	1,468,320

Tunica-Biloxi Gaming Authority(a)(d)
11/15/16	0.000%	4,284,000	1,499,400

Total			16,981,403

HEALTH CARE 5.7%
Acadia Healthcare Co., Inc.
03/01/24	6.500%	1,063,000	1,086,917

DaVita, Inc.
05/01/25	5.000%	1,530,000	1,505,137

Envision Healthcare Corp.(a)
12/01/24	6.250%	817,000	861,935

Fresenius Medical Care U.S. Finance II, Inc.(a)
10/15/24	4.750%	2,295,000	2,317,950

HCA, Inc.
05/01/23	4.750%	2,346,000	2,401,717
04/15/25	5.250%	3,269,000	3,412,019
06/15/26	5.250%	1,405,000	1,452,419
02/15/27	4.500%	55,000	54,038

Kinetic Concepts, Inc./KCI U.S.A., Inc.(a)
02/15/21	7.875%	531,000	576,135

MEDNAX, Inc.(a)
12/01/23	5.250%	926,000	953,780

MPH Acquisition Holdings LLC(a)
06/01/24	7.125%	1,550,000	1,623,625

Quintiles IMS, Inc.(a)
05/15/23	4.875%	1,104,000	1,120,560
10/15/26	5.000%	1,150,000	1,152,875

Surgical Care Affiliates, Inc.(a)
04/01/23	6.000%	143,000	147,648

Teleflex, Inc.
06/01/26	4.875%	368,000	364,320

Tenet Healthcare Corp.(a)
01/01/22	7.500%	1,917,000	1,998,472

Total			21,029,547

HEALTHCARE INSURANCE 1.5%
Centene Corp.
05/15/22	4.750%	1,117,000	1,128,170
02/15/24	6.125%	1,431,000	1,507,916
01/15/25	4.750%	1,789,000	1,746,512

Molina Healthcare, Inc.
11/15/22	5.375%	1,286,000	1,298,860

Total			5,681,458

HOME CONSTRUCTION 0.4%
Meritage Homes Corp.
04/01/22	7.000%	1,001,000	1,083,583

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Taylor Morrison Communities, Inc./Monarch, Inc.(a)
04/15/23	5.875%	551,000	559,265

Total			1,642,848

INDEPENDENT ENERGY 9.3%
Callon Petroleum Co.(a)
10/01/24	6.125%	252,000	259,560

Carrizo Oil & Gas, Inc.
04/15/23	6.250%	3,141,000	3,219,525

Concho Resources, Inc.
04/01/23	5.500%	3,043,000	3,153,461

Continental Resources, Inc.
06/01/44	4.900%	2,321,000	1,984,455

CrownRock LP/Finance, Inc.(a)
02/15/23	7.750%	2,921,000	3,154,680

Diamondback Energy, Inc.(a)
11/01/24	4.750%	258,000	252,840
05/31/25	5.375%	1,166,000	1,172,646

Extraction Oil & Gas Holdings LLC/Finance Corp.(a)
07/15/21	7.875%	1,879,000	2,010,530

Laredo Petroleum, Inc.
03/15/23	6.250%	4,424,000	4,578,840

Newfield Exploration Co.
01/30/22	5.750%	69,000	72,709
07/01/24	5.625%	1,091,000	1,137,367

Oasis Petroleum, Inc.
01/15/23	6.875%	396,000	405,900

PDC Energy, Inc.(a)
09/15/24	6.125%	1,289,000	1,318,002

Parsley Energy LLC/Finance Corp.(a)
06/01/24	6.250%	1,452,000	1,527,940
01/15/25	5.375%	1,039,000	1,042,533

QEP Resources, Inc.
05/01/23	5.250%	36,000	36,090

RSP Permian, Inc.
10/01/22	6.625%	1,527,000	1,614,802

RSP Permian, Inc.(a)
01/15/25	5.250%	1,353,000	1,359,765

SM Energy Co.
06/01/25	5.625%	268,000	258,620
09/15/26	6.750%	1,043,000	1,074,290

WPX Energy, Inc.
01/15/22	6.000%	3,086,000	3,163,150

Whiting Petroleum Corp.
03/15/21	5.750%	1,196,000	1,191,025
04/01/23	6.250%	475,000	475,000

Total			34,463,730

LEISURE 0.1%
Live Nation Entertainment, Inc.(a)
11/01/24	4.875%	512,000	513,280

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016	9

COLUMBIA VARIABLE PORTFOLIO – INCOME OPPORTUNITIES FUND

PORTFOLIO OF INVESTMENTS (continued)

December 31, 2016

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
LODGING 1.1%
Hilton Domestic Operating Co., Inc.(a)
09/01/24	4.250%	715,000	693,550

Hilton Grand Vacations Borrower LLC/Inc.(a)
12/01/24	6.125%	373,000	387,454

Playa Resorts Holding BV(a)
08/15/20	8.000%	3,003,000	3,108,105

Total			4,189,109

MEDIA AND ENTERTAINMENT 4.4%
AMC Networks, Inc.
04/01/24	5.000%	1,479,000	1,486,395

CBS Radio, Inc.(a)
11/01/24	7.250%	182,000	191,100

MDC Partners, Inc.(a)
05/01/24	6.500%	2,392,000	2,152,800

Match Group, Inc.
06/01/24	6.375%	1,502,000	1,584,610

Netflix, Inc.
02/15/25	5.875%	2,385,000	2,572,819

Netflix, Inc.(a)
11/15/26	4.375%	2,197,000	2,131,090

Nielsen Finance Co. SARL (The)(a)
10/01/21	5.500%	1,079,000	1,120,811

Outfront Media Capital LLC/Corp.
03/15/25	5.875%	2,897,000	3,027,365

Univision Communications, Inc.(a)
02/15/25	5.125%	2,201,000	2,104,706

Ziff Davis Media, Inc.(b)(c)(d)
12/15/11	0.000%	68,749	—

Total			16,371,696

METALS 3.2%
Alcoa Nederland Holding BV(a)
09/30/24	6.750%	376,000	407,960
09/30/26	7.000%	298,000	326,310

ArcelorMittal(e)
02/25/22	7.250%	1,380,000	1,559,400

Freeport-McMoRan, Inc.
03/01/22	3.550%	552,000	513,360
03/15/23	3.875%	499,000	457,832
11/14/24	4.550%	2,615,000	2,451,562

Grinding Media, Inc./MC Canada, Inc.(a)
12/15/23	7.375%	577,000	606,196

HudBay Minerals, Inc.(a)
01/15/23	7.250%	242,000	250,470
01/15/25	7.625%	716,000	744,196

Novelis Corp.(a)
08/15/24	6.250%	399,000	422,940
09/30/26	5.875%	1,796,000	1,813,960

Teck Resources Ltd.
07/15/41	6.250%	2,098,000	2,021,801

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Teck Resources Ltd.(a)
06/01/24	8.500%	335,000	386,088

Total			11,962,075

MIDSTREAM 8.6%
Cheniere Corpus Christi Holdings LLC(a)
06/30/24	7.000%	535,000	579,137
03/31/25	5.875%	731,000	745,847

Energy Transfer Equity LP
06/01/27	5.500%	2,256,000	2,199,600

Hiland Partners Holdings LLC/Finance Corp.(a)
05/15/22	5.500%	2,877,000	2,999,272

MPLX LP
12/01/24	4.875%	5,540,000	5,704,505

Northwest Pipeline LLC
12/01/25	7.125%	150,000	178,372

Sabine Pass Liquefaction LLC
03/01/25	5.625%	2,220,000	2,375,400

Sabine Pass Liquefaction LLC(a)
06/30/26	5.875%	1,570,000	1,691,675
03/15/27	5.000%	699,000	705,116

Tallgrass Energy Partners LP/Finance Corp.(a)
09/15/24	5.500%	318,000	315,615

Targa Resources Partners LP/Finance Corp.
11/15/23	4.250%	1,825,000	1,745,156

Targa Resources Partners LP/Finance Corp.(a)
02/01/27	5.375%	2,796,000	2,768,040

Tesoro Logistics LP/Finance Corp.
10/15/22	6.250%	1,227,000	1,300,620
01/15/25	5.250%	1,931,000	1,972,034

Western Gas Partners LP
07/01/22	4.000%	1,274,000	1,294,787
06/01/25	3.950%	1,527,000	1,505,694

Williams Companies, Inc. (The)
06/24/24	4.550%	3,838,000	3,809,215

Total			31,890,085

OIL FIELD SERVICES 0.9%
Nabors Industries, Inc.(a)
01/15/23	5.500%	175,000	182,219

Precision Drilling Corp.(a)
12/15/23	7.750%	87,000	91,785

SESI LLC
05/01/19	6.375%	592,000	592,000
12/15/21	7.125%	172,000	175,010

Weatherford International Ltd.
06/15/21	7.750%	1,060,000	1,070,600
06/15/23	8.250%	824,000	838,420

Weatherford International Ltd.(a)
02/15/24	9.875%	273,000	290,914

Total			3,240,948

The accompanying Notes to Financial Statements are an integral part of this statement.

10	Annual Report 2016

COLUMBIA VARIABLE PORTFOLIO – INCOME OPPORTUNITIES FUND

PORTFOLIO OF INVESTMENTS (continued)

December 31, 2016

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
OTHER INDUSTRY 0.4%
CB Richard Ellis Services, Inc.
03/15/25	5.250%	1,446,000	1,491,057

OTHER REIT 0.2%
Starwood Property Trust, Inc.(a)
12/15/21	5.000%	633,000	641,482

PACKAGING 2.8%
Ardagh Packaging Finance PLC/Holdings USA, Inc.(a)
05/15/24	7.250%	3,573,000	3,765,049

Berry Plastics Corp.
07/15/23	5.125%	1,480,000	1,505,900

Crown Americas LLC/Capital Corp. V(a)
09/30/26	4.250%	937,000	883,122

Owens-Brockway Glass Container, Inc.(a)
08/15/25	6.375%	732,000	772,260

Plastipak Holdings, Inc.(a)
10/01/21	6.500%	1,909,000	1,994,905

Reynolds Group Issuer, Inc./LLC(a)
07/15/23	5.125%	1,437,000	1,467,536

Total			10,388,772

PHARMACEUTICALS 3.0%
Endo Finance LLC/Finco, Inc.(a)(e)
02/01/25	6.000%	948,000	793,950

Grifols Worldwide Operations Ltd.
04/01/22	5.250%	1,109,000	1,147,815

Jaguar Holding Co. II/Pharmaceutical Product Development LLC(a)
08/01/23	6.375%	2,707,000	2,896,490

Mallinckrodt International Finance SA/CB LLC(a)
10/15/23	5.625%	579,000	539,917

Valeant Pharmaceuticals International, Inc.(a)
07/15/21	7.500%	1,146,000	971,235
05/15/23	5.875%	3,795,000	2,865,225
04/15/25	6.125%	2,280,000	1,712,850

Total			10,927,482

PROPERTY & CASUALTY 0.3%
HUB International Ltd.(a)
02/15/21	9.250%	1,120,000	1,159,200

Lumbermens Mutual Casualty Co.(a)(d)
12/01/97	0.000%	30,000	3

Lumbermens Mutual Casualty Co.(d) Subordinated
07/01/26	0.000%	645,000	65

Total			1,159,268

RESTAURANTS 0.4%
KFC Holding Co./Pizza Hut Holdings LLC/Taco Bell of America LLC(a)
06/01/26	5.250%	1,567,000	1,590,505

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
RETAILERS 2.0%
Asbury Automotive Group, Inc.
12/15/24	6.000%	2,194,000	2,243,365

Group 1 Automotive, Inc.
06/01/22	5.000%	1,268,000	1,252,150

Group 1 Automotive, Inc.(a)
12/15/23	5.250%	375,000	371,250

Penske Automotive Group, Inc.
12/01/24	5.375%	1,010,000	1,007,475
05/15/26	5.500%	522,000	515,475

Rite Aid Corp.(a)
04/01/23	6.125%	1,793,000	1,927,475

Total			7,317,190

TECHNOLOGY 5.5%
Camelot Finance SA(a)
10/15/24	7.875%	485,000	501,975

Diamond 1 Finance Corp./Diamond 2 Finance Corp.(a)
06/15/23	5.450%	1,200,000	1,272,887
06/15/26	6.020%	1,145,000	1,240,374

Equinix, Inc.
04/01/23	5.375%	1,825,000	1,893,437
01/15/26	5.875%	913,000	960,933

First Data Corp.(a)
01/15/24	5.750%	5,404,000	5,576,280

MSCI, Inc.(a)
08/01/26	4.750%	566,000	563,170

NXP BV/Funding LLC(a)
09/01/22	3.875%	1,260,000	1,275,750

PTC, Inc.
05/15/24	6.000%	1,656,000	1,747,080

Qualitytech LP/Finance Corp.
08/01/22	5.875%	2,881,000	2,931,417

Sensata Technologies UK Financing Co. PLC(a)
02/15/26	6.250%	1,043,000	1,089,935

VeriSign, Inc.
04/01/25	5.250%	1,122,000	1,150,050

Total			20,203,288

TRANSPORTATION SERVICES 0.5%
Avis Budget Car Rental LLC/Finance, Inc.(a)
03/15/25	5.250%	400,000	373,000

Carlson Travel, Inc.(a)
12/15/23	6.750%	628,000	653,120

Hertz Corp. (The)(a)
10/15/24	5.500%	748,000	653,565

Total			1,679,685

WIRELESS 7.3%
SBA Communications Corp.(a)
09/01/24	4.875%	3,303,000	3,261,712

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016	11

COLUMBIA VARIABLE PORTFOLIO – INCOME OPPORTUNITIES FUND

PORTFOLIO OF INVESTMENTS (continued)

December 31, 2016

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
SFR Group SA(a)
05/15/22	6.000%	882,000	905,153
05/15/24	6.250%	414,000	416,070
05/01/26	7.375%	2,064,000	2,115,600

Sprint Communications, Inc.(a)
03/01/20	7.000%	6,194,000	6,720,490

Sprint Corp.
06/15/24	7.125%	820,000	844,600
02/15/25	7.625%	2,280,000	2,396,850

T-Mobile USA, Inc.
04/01/23	6.625%	2,866,000	3,037,960
01/15/24	6.500%	592,000	634,920
03/01/25	6.375%	456,000	487,350
01/15/26	6.500%	3,159,000	3,415,669

Wind Acquisition Finance SA(a)
07/15/20	4.750%	2,267,000	2,284,002
04/23/21	7.375%	513,000	533,520

Total			27,053,896

WIRELINES 4.1%
CenturyLink, Inc.
04/01/24	7.500%	2,750,000	2,887,500

Frontier Communications Corp.
07/01/21	9.250%	1,654,000	1,736,700
09/15/22	10.500%	1,515,000	1,592,720
09/15/25	11.000%	2,972,000	3,068,590

Level 3 Communications, Inc.
12/01/22	5.750%	1,602,000	1,646,055

Telecom Italia Capital SA
09/30/34	6.000%	60,000	55,500

Telecom Italia SpA(a)
05/30/24	5.303%	1,067,000	1,044,326

Zayo Group LLC/Capital, Inc.
05/15/25	6.375%	3,135,000	3,276,075

Total			15,307,466

Total Corporate Bonds & Notes
(Cost: $345,471,855)			352,614,048

Convertible Bonds —%
WIRELINES —%
At Home Corp. Subordinated(b)(c)(d)
06/12/15	0.000%	296,351	—

Total Convertible Bonds
(Cost: $—)			—

Foreign Government Obligations 0.2%
CANADA 0.2%
NOVA Chemicals Corp.(a)
05/01/25	5.000%	794,000	777,874

Total Foreign Government Obligations
(Cost: $826,263)			777,874

Senior Loans 1.5%
Borrower	Weighted Average Coupon	Principal Amount ($)	Value ($)
CONSUMER PRODUCTS 0.3%
Serta Simmons Holdings, LLC 2nd Lien Term Loan(e)(f)
11/08/24	9.000%	1,141,050	1,144,850

DIVERSIFIED MANUFACTURING 0.4%
Accudyne Industries Borrower SCA/LLC Term Loan(e)(f)
12/13/19	4.000%	1,365,000	1,288,464

INDEPENDENT ENERGY 0.3%
Chesapeake Energy Corp. Tranche A Term Loan(e)(f)
08/23/21	8.500%	892,617	970,346

MEDIA AND ENTERTAINMENT 0.1%
UFC Holdings LLC 1st Lien Term Loan(e)(f)
08/18/23	5.000%	505,000	511,060

TECHNOLOGY 0.4%
Greeneden U.S. Holdings I, LLC Term Loan(e)(f)
12/01/23	6.250%	324,000	329,469

Information Resources, Inc. Term Loan(e)(f)(g)
12/22/23	0.000%	1,216,000	1,223,600

Total			1,553,069

Total Senior Loans
(Cost: $5,306,006)			5,467,789

Common Stocks —%
Issuer	Shares	Value ($)
CONSUMER DISCRETIONARY —%
Media —%
Haights Cross Communications, Inc.(b)(c)(h)	27,056	—

Loral Space & Communications, Inc.(h)	6	246

Ziff Davis Holdings, Inc.(c)(h)	553	6

Total		252

Total Consumer Discretionary		252

INDUSTRIALS —%
Commercial Services & Supplies —%

Quad/Graphics, Inc.	1,106	29,729

Total Industrials		29,729

The accompanying Notes to Financial Statements are an integral part of this statement.

12	Annual Report 2016

COLUMBIA VARIABLE PORTFOLIO – INCOME OPPORTUNITIES FUND

PORTFOLIO OF INVESTMENTS (continued)

December 31, 2016

Common Stocks (continued)
Issuer	Shares	Value ($)
UTILITIES —%
Independent Power and Renewable Electricity Producers —%
Calpine Corp. Escrow(b)(c)(h)	6,049,000	—

Total Utilities		—

Total Common Stocks
(Cost: $308,127)		29,981

Money Market Funds 2.0%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.594%(i)(j)	7,308,820	7,308,820

Total Money Market Funds
(Cost: $7,308,820)		7,308,820

Total Investments
(Cost: $359,221,071)		366,198,512

Other Assets & Liabilities, Net		3,743,594

Net Assets		369,942,106

At December 31, 2016, cash totaling $232,000 was pledged as collateral.

Investments in Derivatives

Short Futures Contracts Outstanding

Contract Description	Number of Contracts	Trading Currency	Notional Market Value ($)	Expiration Date	Unrealized Appreciation ($)	Unrealized (Depreciation) ($)
U.S. Treasury 10-Year Note	(160)	USD	(19,885,000)	03/2017	89,181	—

Notes to Portfolio of Investments

(a)	Represents privately placed and other securities and instruments exempt from SEC registration (collectively, private placements), such as Section 4(a)(2) and Rule 144A eligible securities, which are often sold only to qualified institutional buyers. The Fund may invest in private placements determined to be liquid as well as those determined to be illiquid. Private placements may be determined to be liquid under guidelines established by the Fund’s Board of Trustees. At December 31, 2016, the value of these securities amounted to $175,487,204 or 47.44% of net assets.

(b)	Negligible market value.

(c)	Represents fair value as determined in good faith under procedures approved by the Board of Trustees. At December 31, 2016, the value of these securities amounted to $38,776, which represents 0.01% of net assets.

(d)	Represents securities that have defaulted on payment of interest. The Fund has stopped accruing interest on these securities. At December 31, 2016, the value of these securities amounted to $1,499,468, which represents 0.41% of net assets.

(e)	Variable rate security.

(f)	Senior loans have interest rates that float periodically based primarily on the London Interbank Offered Rate (“LIBOR”) and other short-term rates. The interest rate shown reflects the weighted average coupon as of December 31, 2016. The interest rate shown for senior loans purchased on a when-issued or delayed delivery basis, if any, reflects an estimated average coupon. Remaining maturities of senior loans may be less than the stated maturities shown as a result of contractual or optional prepayments by the borrower. Such prepayments cannot be predicted.

(g)	Security, or a portion thereof, has been purchased on a when-issued or delayed delivery basis.

(h)	Non-income producing investment.

(i)	The rate shown is the seven-day current annualized yield at December 31, 2016.

(j)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended December 31, 2016 are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds From Sales ($)	Realized Gain (Loss) ($)	Ending Cost ($)	Dividends — Affiliated Issuers ($)	Value ($)
Columbia Short-Term Cash Fund	23,664,081	148,618,799	(164,974,508)	448	7,308,820	81,198	7,308,820

Abbreviation Legend

PIK	Payment-in-Kind

Currency Legend

USD	US Dollar

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016	13

COLUMBIA VARIABLE PORTFOLIO – INCOME OPPORTUNITIES FUND

PORTFOLIO OF INVESTMENTS (continued)

December 31, 2016

Fair Value Measurements

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

∎

Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

∎	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

∎	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Certain investments that have been measured at fair value using the net asset value (NAV) per share (or its equivalent) are not categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to reconcile the fair value hierarchy to the amounts presented in the Portfolio of Investments. The Columbia Short-Term Cash Fund seeks to provide shareholders with maximum current income consistent with liquidity and stability of principal. Columbia Short-Term Cash Fund prices its shares with a floating NAV and no longer seeks to maintain a stable NAV.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The accompanying Notes to Financial Statements are an integral part of this statement.

14	Annual Report 2016

COLUMBIA VARIABLE PORTFOLIO – INCOME OPPORTUNITIES FUND

PORTFOLIO OF INVESTMENTS (continued)

December 31, 2016

Fair Value Measurements (continued)

The following table is a summary of the inputs used to value the Fund’s investments at December 31, 2016:

	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)		Total ($)
Investments

Corporate Bonds & Notes	—	352,575,278	38,770		352,614,048

Convertible Bonds	—	—	0	(a)	0	(a)

Foreign Government Obligations	—	777,874	—		777,874

Senior Loans	—	5,467,789	—		5,467,789

Common Stocks

Consumer Discretionary	246	—	6		252

Industrials	29,729	—	—		29,729

Utilities	—	—	0	(a)	0	(a)

Total Common Stocks	29,975	—	6		29,981

Investments measured at net asset value

Money Market Funds	—	—	—		7,308,820

Total Investments	29,975	358,820,941	38,776		366,198,512

Derivatives

Assets

Futures Contracts	89,181	—	—		89,181

Total	119,156	358,820,941	38,776		366,287,693

(a)	Rounds to zero.

See the Portfolio of Investments for all investment classifications not indicated in the table.

The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets.

Derivative instruments are valued at unrealized appreciation (depreciation).

There were no transfers of financial assets between levels during the period.

The Fund does not hold any significant investments (greater than one percent of net assets) categorized as Level 3.

The Fund’s assets assigned to the Level 3 category are valued utilizing the valuation technique deemed the most appropriate in the circumstances.

Certain corporate bonds, common stocks and warrants classified as Level 3 are valued using an income approach. To determine fair value for these securities, management considered estimates of future distributions from the liquidation of company assets or potential actions related to the respective company’s bankruptcy filing. Significant increases (decreases) to any of these inputs would result in a significantly lower (higher) fair value measurement. Generally, a change in the bankruptcy filings would result in a directionally similar change to estimates of future distributions

Certain corporate bonds, common stocks and convertible bonds classified as Level 3 are valued using a market approach. To determine fair value for these securities, management considered various factors which may have included, but were not limited to, trades of similar securities, single market quotations from broker dealers, estimated earnings of the respective company, market multiples derived from a set of comparable companies, and the position of the security within the respective company’s capital structure. Significant increases (decreases) to any of these inputs would result in a significantly lower (higher) fair value measurement. Generally, a change in estimated earnings of the respective company may result in a change to the comparable companies and market multiples utilized.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016	15

COLUMBIA VARIABLE PORTFOLIO – INCOME OPPORTUNITIES FUND

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2016

Assets

Investments, at value

Unaffiliated issuers (identified cost $351,912,251)	$358,889,692

Affiliated issuers (identified cost $7,308,820)	7,308,820

Total investments (identified cost $359,221,071)	366,198,512

Cash	13,802

Margin deposits	232,000

Receivable for:

Capital shares sold	77,406

Dividends	2,519

Interest	5,473,896

Foreign tax reclaims	19,852

Expense reimbursement due from Investment Manager	2,317

Prepaid expenses	2,427

Total assets	372,022,731

Liabilities

Payable for:

Investments purchased on a delayed delivery basis	1,209,920

Capital shares purchased	323,825

Variation margin	55,000

Management services fees	198,175

Distribution and/or service fees	29,757

Transfer agent fees	18,148

Compensation of board members	167,887

Chief compliance officer expenses	82

Other expenses	77,831

Total liabilities	2,080,625

Net assets applicable to outstanding capital stock	$369,942,106

Represented by

Paid-in capital	$349,965,340

Undistributed net investment income	22,057,872

Accumulated net realized loss	(9,147,728)

Unrealized appreciation (depreciation) on:

Investments — unaffiliated issuers	6,977,441

Futures contracts	89,181

Total — representing net assets applicable to outstanding capital stock	$369,942,106

The accompanying Notes to Financial Statements are an integral part of this statement.

16	Annual Report 2016

COLUMBIA VARIABLE PORTFOLIO – INCOME OPPORTUNITIES FUND

STATEMENT OF ASSETS AND LIABILITIES (continued)

December 31, 2016

Class 1

Net assets	$112,544,155

Shares outstanding	14,877,283

Net asset value per share	$7.56

Class 2

Net assets	$33,094,601

Shares outstanding	4,398,947

Net asset value per share	$7.52

Class 3

Net assets	$224,303,350

Shares outstanding	29,508,163

Net asset value per share	$7.60

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016	17

COLUMBIA VARIABLE PORTFOLIO – INCOME OPPORTUNITIES FUND

STATEMENT OF OPERATIONS

Year Ended December 31, 2016

Net investment income

Income:

Dividends — unaffiliated issuers	$1,408

Dividends — affiliated issuers	81,198

Interest	26,540,005

Total income	26,622,611

Expenses:

Management services fees	3,034,233

Distribution and/or service fees

Class 2	142,590

Class 3	255,914

Transfer agent fees

Class 1	121,871

Class 2	34,221

Class 3	123,044

Compensation of board members	28,205

Printing and postage fees	76,926

Audit fees	37,219

Legal fees	11,262

Chief compliance officer expenses	82

Total expenses	3,865,567

Fees waived or expenses reimbursed by Investment Manager and its affiliates	(32,940)

Total net expenses	3,832,627

Net investment income	22,789,984

Realized and unrealized gain (loss) — net

Net realized gain (loss) on:

Investments — unaffiliated issuers	(8,479,632)

Investments — affiliated issuers	448

Futures contracts	(676,500)

Swap contracts	140,187

Net realized loss	(9,015,497)

Net change in unrealized appreciation (depreciation) on:

Investments — unaffiliated issuers	36,154,630

Futures contracts	35,000

Swap contracts	(192,181)

Net change in unrealized appreciation	35,997,449

Net realized and unrealized gain	26,981,952

Net increase in net assets resulting from operations	$49,771,936

The accompanying Notes to Financial Statements are an integral part of this statement.

18	Annual Report 2016

COLUMBIA VARIABLE PORTFOLIO – INCOME OPPORTUNITIES FUND

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2016	Year Ended December 31, 2015
Operations

Net investment income	$22,789,984	$39,549,020

Net realized gain (loss)	(9,015,497)	16,210,185

Net change in unrealized appreciation (depreciation)	35,997,449	(42,869,061)

Net increase in net assets resulting from operations	49,771,936	12,890,144

Distributions to shareholders

Net investment income

Class 1	(11,349,529)	(32,077,794)

Class 2	(3,186,045)	(11,331,960)

Class 3	(25,146,490)	(15,985,731)

Net realized gains

Class 1	(4,735,284)	(3,074,059)

Class 2	(1,362,749)	(1,108,263)

Class 3	(10,622,090)	(1,553,330)

Total distributions to shareholders	(56,402,187)	(65,131,137)

Decrease in net assets from capital stock activity	(218,368,694)	(510,966,562)

Total decrease in net assets	(224,998,945)	(563,207,555)

Net assets at beginning of year	594,941,051	1,158,148,606

Net assets at end of year	$369,942,106	$594,941,051

Undistributed net investment income	$22,057,872	$38,998,996

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016	19

COLUMBIA VARIABLE PORTFOLIO – INCOME OPPORTUNITIES FUND

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Year Ended December 31, 2016		Year Ended December 31, 2015
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity

Class 1 shares

Subscriptions	1,214,247	9,392,397	5,951,499	54,892,208

Distributions reinvested	2,246,482	16,084,813	4,199,743	35,151,853

Redemptions	(29,344,584)	(248,224,577)	(62,502,232)	(584,583,930)

Net decrease	(25,883,855)	(222,747,367)	(52,350,990)	(494,539,869)

Class 2 shares

Subscriptions	795,248	6,171,253	345,855	3,045,122

Distributions reinvested	637,980	4,548,794	1,491,633	12,440,223

Redemptions	(10,938,431)	(91,703,543)	(2,184,700)	(18,811,155)

Net decrease	(9,505,203)	(80,983,496)	(347,212)	(3,325,810)

Class 3 shares

Subscriptions	10,116,762	85,911,859	182,188	1,631,917

Distributions reinvested	4,967,858	35,768,580	2,085,501	17,539,061

Redemptions	(4,676,321)	(36,318,270)	(3,695,289)	(32,271,861)

Net increase (decrease)	10,408,299	85,362,169	(1,427,600)	(13,100,883)

Total net decrease	(24,980,759)	(218,368,694)	(54,125,802)	(510,966,562)

The accompanying Notes to Financial Statements are an integral part of this statement.

20	Annual Report 2016

COLUMBIA VARIABLE PORTFOLIO – INCOME OPPORTUNITIES FUND

FINANCIAL HIGHLIGHTS

The following tables are intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect any fees and expenses imposed under your Contract and/or Qualified Plan, as applicable; such fees and expenses would reduce the total returns for all periods shown. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

	Year Ended December 31,
Class 1	2016	2015	2014	2013	2012
Per share data
Net asset value, beginning of period	$8.07	$9.06	$8.71	$10.51	$10.02

Income from investment operations:

Net investment income	0.40	0.43	0.45	0.52	0.64

Net realized and unrealized gain (loss)	0.41	(0.49)	(0.10)	(0.06)	0.78

Total from investment operations	0.81	(0.06)	0.35	0.46	1.42

Less distributions to shareholders:

Net investment income	(0.93)	(0.85)	—	(1.38)	(0.71)

Net realized gains	(0.39)	(0.08)	—	(0.59)	(0.22)

Tax return of capital	—	—	—	(0.29)	—

Total distributions to shareholders	(1.32)	(0.93)	—	(2.26)	(0.93)

Net asset value, end of period	$7.56	$8.07	$9.06	$8.71	$10.51

Total return	10.93%	(1.00%)	4.02%	5.09%	14.97%

Ratios to average net assets(a)

Total gross expenses	0.74%	0.73%	0.71%	0.72%	0.71%

Total net expenses(b)	0.74%	0.72%	0.71%	0.71%	0.71%

Net investment income	4.99%	4.85%	5.04%	5.59%	6.16%

Supplemental data

Net assets, end of period (in thousands)	$112,544	$328,741	$843,225	$808,379	$755,648

Portfolio turnover	48%	52%	59%	56%	68%

Notes to Financial Highlights

(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016	21

COLUMBIA VARIABLE PORTFOLIO – INCOME OPPORTUNITIES FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended December 31,
Class 2	2016	2015	2014	2013	2012
Per share data
Net asset value, beginning of period	$8.02	$9.01	$8.69	$10.46	$9.98

Income from investment operations:

Net investment income	0.38	0.40	0.44	0.49	0.60

Net realized and unrealized gain (loss)	0.42	(0.47)	(0.12)	(0.04)	0.79

Total from investment operations	0.80	(0.07)	0.32	0.45	1.39

Less distributions to shareholders:

Net investment income	(0.91)	(0.84)	—	(1.34)	(0.69)

Net realized gains	(0.39)	(0.08)	—	(0.59)	(0.22)

Tax return of capital	—	—	—	(0.29)	—

Total distributions to shareholders	(1.30)	(0.92)	—	(2.22)	(0.91)

Net asset value, end of period	$7.52	$8.02	$9.01	$8.69	$10.46

Total return	10.80%	(1.21%)	3.68%	5.01%	14.72%

Ratios to average net assets(a)

Total gross expenses	0.98%	0.99%	0.96%	0.97%	0.96%

Total net expenses(b)	0.98%	0.98%	0.90%	0.78%	0.96%

Net investment income	4.72%	4.62%	4.86%	5.54%	5.86%

Supplemental data

Net assets, end of period (in thousands)	$33,095	$111,563	$128,476	$139,973	$9,657

Portfolio turnover	48%	52%	59%	56%	68%

Notes to Financial Highlights

(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

22	Annual Report 2016

COLUMBIA VARIABLE PORTFOLIO – INCOME OPPORTUNITIES FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended December 31,
Class 3	2016	2015	2014	2013	2012
Per share data
Net asset value, beginning of period	$8.10	$9.08	$8.75	$10.53	$10.04

Income from investment operations:

Net investment income	0.38	0.42	0.45	0.51	0.62

Net realized and unrealized gain (loss)	0.43	(0.48)	(0.12)	(0.06)	0.79

Total from investment operations	0.81	(0.06)	0.33	0.45	1.41

Less distributions to shareholders:

Net investment income	(0.92)	(0.84)	—	(1.35)	(0.70)

Net realized gains	(0.39)	(0.08)	—	(0.59)	(0.22)

Tax return of capital	—	—	—	(0.29)	—

Total distributions to shareholders	(1.31)	(0.92)	—	(2.23)	(0.92)

Net asset value, end of period	$7.60	$8.10	$9.08	$8.75	$10.53

Total return	10.86%	(1.02%)	3.77%	5.02%	14.80%

Ratios to average net assets(a)

Total gross expenses	0.87%	0.86%	0.84%	0.85%	0.84%

Total net expenses(b)	0.87%	0.85%	0.84%	0.84%	0.83%

Net investment income	4.86%	4.74%	4.92%	5.45%	6.01%

Supplemental data

Net assets, end of period (in thousands)	$224,303	$154,637	$186,448	$215,401	$262,909

Portfolio turnover	48%	52%	59%	56%	68%

Notes to Financial Highlights

(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016	23

COLUMBIA VARIABLE PORTFOLIO – INCOME OPPORTUNITIES FUND

NOTES TO FINANCIAL STATEMENTS

December 31, 2016

Note 1. Organization

Columbia Variable Portfolio — Income Opportunities Fund (the Fund), a series of Columbia Funds Variable Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund offers Class 1, Class 2 and Class 3 shares to separate accounts funding variable annuity contracts and variable life insurance policies (collectively, Contracts) issued by affiliated and unaffiliated life insurance companies as well as qualified pension and retirement plans (Qualified Plans) and other qualified institutional investors (Qualified Investors) authorized by Columbia Management Investment Distributors, Inc. (the Distributor). You may not buy (nor will you own) shares of the Fund directly. You may invest by participating in a Qualified Plan or by buying a Contract and making allocations to the Fund. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own cost structure and other features.

Note 2. Summary of Significant Accounting Policies

Basis of Preparation

The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services — Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation

All equity securities are valued at the close of business of the New York Stock Exchange. Equity securities are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.

Debt securities generally are valued by pricing services approved by the Board of Trustees based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques that take into account, as applicable, factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as approved independent broker-dealer quotes. Debt securities for which quotations are not readily available or not believed to be reflective of market value may also be valued based upon a bid quote from an approved independent broker-dealer. Debt securities maturing in 60 days or less are valued primarily at amortized cost value, unless this method results in a valuation that management believes does not approximate market value.

Senior loan securities for which reliable market quotations are readily available are generally valued by pricing services at the average of the bids received.

Investments in open-end investment companies, including money market funds, are valued at their latest net asset value.

Futures and options on futures contracts are valued based upon the settlement price at the close of regular trading on their principal exchanges or, in the absence of transactions, at the mean of the latest quoted bid and ask prices.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued

24	Annual Report 2016

COLUMBIA VARIABLE PORTFOLIO – INCOME OPPORTUNITIES FUND

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2016

at fair value, such value is likely to be different from the quoted or published price for the security.

The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.

GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.

Derivative Instruments

The Fund invests in certain derivative instruments, as detailed below, to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more securities, currencies, commodities, indices, or other assets or instruments. Derivatives may be used to increase investment flexibility (including to maintain cash reserves while maintaining desired exposure to certain assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligations under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell or terminate, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.

A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform its obligations under the contract. The Fund’s risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty, plus any replacement costs or related amounts. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the clearinghouse or central counterparty (CCP) provides some protection in the case of clearing member default. The clearinghouse or CCP stands between the buyer and the seller of the contract; therefore, additional counterparty credit risk is failure of the clearinghouse or CCP. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker’s customer account. While brokers are required to segregate customer margin from their own assets, in the event that a broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker for all its clients, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s customers (including the Fund), potentially resulting in losses to the Fund.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivatives contract counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting), including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset or netting in bankruptcy, insolvency or other events.

Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the clearinghouse or CCP for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms are contract specific for over-the-counter derivatives. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and

Annual Report 2016	25

COLUMBIA VARIABLE PORTFOLIO – INCOME OPPORTUNITIES FUND

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2016

comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

Certain ISDA Master Agreements allow counterparties of over-the-counter derivatives transactions to terminate derivatives contracts prior to maturity in the event the Fund’s net asset value declines by a stated percentage over a specified time period or if the Fund fails to meet certain terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty. The Fund also has termination rights if the counterparty fails to meet certain terms of the ISDA Master Agreement. In addition to considering counterparty credit risk, the Fund would consider terminating the derivatives contracts based on whether termination would result in a net liability owed from the counterparty.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.

Futures Contracts

Futures contracts are exchange-traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to manage the duration and yield curve exposure of the Fund versus the benchmark and to manage exposure to movements in interest rates. These instruments may be used for other purposes in future periods. Upon entering into futures contracts, the Fund bears risks that it may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.

Upon entering into a futures contract, the Fund deposits cash or securities with the broker, known as a futures commission merchant (FCM), in an amount sufficient to meet the initial margin requirement. The initial margin deposit must be maintained at an established level over the life of the contract. Cash deposited as initial margin is recorded in the Statement of Assets and Liabilities as margin deposits. Securities deposited as initial margin are designated in the Portfolio of Investments. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.

Swap Contracts

Swap contracts are negotiated in the over-the-counter market and may be entered into as a bilateral contract or centrally cleared (centrally cleared swap contract). In a centrally cleared swap contract, immediately following execution of the swap contract with a broker, the swap contract is novated to a central counterparty (the CCP) and the CCP becomes the Fund’s counterparty to the centrally cleared swap contract. The Fund is required to deposit initial margin with the futures commission merchant (FCM), which pledges it through to the CCP in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap contract. Securities deposited as initial margin are designated in the Portfolio of Investments and cash deposited is recorded in the Statement of Assets and Liabilities as margin deposits. Unlike a bilateral swap contract, for centrally cleared swap contracts, the Fund has minimal credit exposure to the FCM because the CCP stands between the Fund and the relevant buyer/seller on the other side of the contract. Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). The daily change in valuation of centrally cleared swap contracts, if any, is recorded as a receivable or payable for variation margin in the Statement of Assets and Liabilities.

Entering into these contracts involves, to varying degrees, elements of interest, liquidity and counterparty credit risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there may be unfavorable changes in interest rates, market conditions or other conditions, it may be difficult to initiate a swap transaction or liquidate a position at an advantageous time or price which may

26	Annual Report 2016

COLUMBIA VARIABLE PORTFOLIO – INCOME OPPORTUNITIES FUND

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2016

result in significant losses, and that the FCM or CCP may not fulfill its obligation under the contract.

Credit Default Swap Contracts

The Fund entered into credit default swap contracts to manage cash flows of the fund. These instruments may be used for other purposes in future periods. Credit default swap contracts are agreements in which one party pays fixed periodic payments to a counterparty in consideration for an agreement from the counterparty to make a specific payment should a specified credit event(s) take place. Although specified credit events are contract specific, credit events are generally defined as bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium.

As the purchaser of a credit default swap contract, the Fund purchases protection by paying a periodic interest rate on the notional amount to the counterparty. The interest amount is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as a realized loss upon payment. If a credit event as specified in the contract occurs, the Fund may have the option either to deliver the reference obligation to the seller in exchange for a cash payment of its par amount, or to receive a net cash settlement equal to the par amount less an agreed-upon value of the reference obligation as of the date of the credit event. The difference between the value of the obligation or cash delivered and the notional amount received will be recorded as a realized gain (loss).

As the seller of a credit default swap contract, the Fund sells protection to a buyer and will generally receive a periodic interest rate on a notional amount. The interest amount is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as a realized gain upon receipt of the payment. If a credit event as specified in the contract with the counterparty occurs, the Fund may either be required to accept the reference obligation from the buyer in exchange for a cash payment of its notional amount, or to pay the buyer a net cash settlement equal to the notional amount less an agreed-upon value of the reference obligation (recovery value) as of the date of the credit event. The difference between the value of the obligation or cash received and the notional amount paid will be recorded as a realized gain (loss). The maximum potential amount of undiscounted future payments the Fund could be required to make as the seller of protection under a credit default swap contract is equal to the notional amount of the reference obligation. These potential amounts may be partially offset by any recovery values of the respective reference obligations or premiums received upon entering into the agreement. The notional amounts and market values of all credit default swap contracts in which the Fund is the seller of protection, if any, are disclosed in the Credit Default Swap Contracts Outstanding schedule following the Portfolio of Investments. These potential amounts may be partially offset by any recovery values of the respective reference obligations or premiums received upon entering into the agreement.

As a protection seller, the Fund bears the risk of loss from the credit events specified in the contract with the counterparty. For credit default swap contracts on credit indices, quoted market prices and resulting market values serve as an indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the reference entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the contract.

Effects of Derivative Transactions in the Financial Statements

The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Statement of Operations, including realized and unrealized gains (losses). The derivative instrument schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.

The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at December 31, 2016:

	Asset Derivatives
Risk Exposure Category	Statement of Assets and Liabilities Location	Fair Value ($)
Interest rate risk	Net assets — unrealized appreciation on futures contracts	89,181	*

*	Includes cumulative appreciation (depreciation) as reported in the tables following the Portfolio of Investments. Only the current day’s variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.

Annual Report 2016	27

COLUMBIA VARIABLE PORTFOLIO – INCOME OPPORTUNITIES FUND

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2016

The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the year ended December 31, 2016:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Risk Exposure Category	Futures Contracts ($)	Swap Contracts ($)	Total ($)
Credit risk	—	140,187	140,187
Interest rate risk	(676,500)	—	(676,500)
Total	(676,500)	140,187	(536,313)
Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Risk Exposure Category	Futures Contracts ($)	Swap Contracts ($)	Total ($)
Credit risk	—	(192,181)	(192,181)
Interest rate risk	35,000	—	35,000
Total	35,000	(192,181)	(157,181)

The following table provides a summary of the average outstanding volume by derivative instrument for the year ended December 31, 2016:

Derivative Instrument	Average Notional Amounts ($)*
Futures contracts — Short	20,033,387
Credit default swap contracts — sell protection	1,250,000

*	Based on the ending quarterly outstanding amounts for the year ended December 31, 2016.

Investments in Senior Loans

The Fund may invest in senior loan assignments. When the Fund purchases an assignment of a senior loan, the Fund typically has direct rights against the borrower; provided, however, that the Fund’s rights may be more limited than the lender from which it acquired the assignment and the Fund may be able to enforce its rights only through an administrative agent. Although certain senior loan assignments are secured by collateral, the Fund could experience delays or limitations in realizing such collateral or have its interest subordinated to other indebtedness of the obligor. In the event that the administrator or collateral agent of a loan becomes insolvent, enters into receivership or bankruptcy, the Fund may incur costs and delays in realizing payment or may suffer a loss of principal and/or interest. The risk of loss is greater for unsecured or subordinated loans. In addition, senior loan assignments are vulnerable to market, economic or other conditions or events that may reduce the demand for senior loan assignments and certain senior loan assignments which were liquid, when purchased, may become illiquid.

The Fund may enter into senior loan assignments where all or a portion of the loan may be unfunded. The Fund is obligated to fund these commitments at the borrower’s discretion. These commitments are generally traded and priced in the same manner as other senior loan securities and are disclosed as unfunded senior loan commitments in the Fund’s Portfolio of Investments with a corresponding payable for investments purchased. The Fund designates cash or liquid securities to cover these commitments.

Delayed Delivery Securities

The Fund may trade securities on other than normal settlement terms, including securities purchased or sold on a “when-issued” basis. This may increase risk to the Fund since the other party to the transaction may fail to deliver, which could cause the Fund to subsequently invest at less advantageous prices. The Fund designates cash or liquid securities in an amount equal to the delayed delivery commitment.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Trade date for senior loans purchased in the primary market is the date on which the loan is allocated. Trade date for senior loans purchased in the secondary market is the date on which the transaction is entered into.

Income Recognition

Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted.

The Fund may place a debt security on non-accrual status and reduce related interest income when it becomes probable that the interest will not be collected and the amount of uncollectible interest can be reasonably estimated. A defaulted debt security is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured.

Corporate actions and dividend income are recorded on the ex-dividend date.

The Fund may receive distributions from holdings in equity securities, business development companies

28	Annual Report 2016

COLUMBIA VARIABLE PORTFOLIO – INCOME OPPORTUNITIES FUND

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2016

(BDCs), exchange-traded funds, other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information on the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by the Fund’s management. Management’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.

Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.

The value of additional securities received as an income payment is recorded as income and increases the cost basis of such securities.

The Fund may receive other income from senior loans, including amendment fees, consent fees and commitment fees. These fees are recorded as income when received by the Fund. These amounts are included in Interest Income in the Statement of Operations.

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, because the Fund meets the exception under Internal Revenue Code Section 4982(f), the Fund expects not to be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Distributions to Subaccounts

Distributions to the subaccounts of Contracts, Qualified Plans and Qualified Investors are recorded at the close of business on the record date and are payable on the first business day following the record date. Dividends from net investment income, if any, are declared and distributed annually. Capital gains distributions, when available, will be made annually. However, an additional capital gain distribution may be made during the fiscal year in order to comply with the Internal Revenue Code, as applicable to registered investment companies. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. All dividends and distributions are reinvested in additional shares of the applicable share class of the Fund at the net asset value as of the ex-dividend date of the distribution.

Guarantees and Indemnifications

Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Investment Company Reporting Modernization

In October 2016, the U.S. Securities and Exchange Commission adopted new rules and forms, and amendments to certain current rules and forms, to modernize reporting and disclosure of information by registered investment companies. The amendments to Regulation S-X will require standardized, enhanced disclosure about derivatives in investment company

Annual Report 2016	29

COLUMBIA VARIABLE PORTFOLIO – INCOME OPPORTUNITIES FUND

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2016

financial statements, and will also change the rules governing the form and content of such financial statements. The amendments to Regulation S-X take effect on August 1, 2017. At this time, management is assessing the anticipated impact of these regulatory developments.

Note 3. Fees and Other Transactions with Affiliates

Management Services Fees

Effective May 1, 2016, the Fund entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to a percentage of the Fund’s average daily net assets that declines from 0.66% to 0.40% as the Fund’s net assets increase. Prior to May 1, 2016, the Fund paid the Investment Manager an annual fee for advisory services under an Investment Management Services Agreement and a separate annual fee for administrative and accounting services under an Administrative Services Agreement. The effective management services fee rate for the year ended December 31, 2016 (reflecting all advisory and administrative services fees paid to the Investment Manager) was 0.65% of the Fund’s average daily net assets. For the period from January 1, 2016 through April 30, 2016, the investment advisory services fee paid to the Investment Manager was $1,122,267 and the administrative services fee paid to the Investment Manager was $133,840.

Other Expenses

Other expenses are for, among other things, miscellaneous expenses of the Fund or the Board of Trustees, including payments to Board Services Corp., a company providing limited administrative services to the Fund and the Board of Trustees. That company’s expenses include boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. For the year ended December 31, 2016, other expenses paid by the Fund to this company were $522.

Compensation of Board Members

Board of Trustee members, who are not officers or employees of the Investment Manager or Ameriprise

Financial, are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Plan), these Board of Trustee members may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan. All amounts payable under the Plan constitute a general unsecured obligation of the Fund.

Compensation of Chief Compliance Officer

The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund is allocated a portion of the expenses associated with the Chief Compliance Officer based on relative net assets of the Trust.

Transfer Agency Fees

The Fund has a Transfer and Dividend Disbursing Agent Agreement with Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial. The annual fee rate under this agreement is 0.06% of the Fund’s average daily net assets attributable to each share class.

Distribution Fees

The Fund has an agreement with the Distributor, an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution services. Under a Plan and Agreement of Distribution, the Fund pays a fee at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Class 2 shares and an annual rate of up to 0.125% of the Fund’s average daily net assets attributable to Class 3 shares. The Fund pays no distribution and service fees for Class 1 shares.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the periods disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from

30	Annual Report 2016

COLUMBIA VARIABLE PORTFOLIO – INCOME OPPORTUNITIES FUND

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2016

the Fund’s custodian, do not exceed the following annual rates as a percentage of the class’ average daily net assets:

	May 1, 2016 through April 30, 2017	Prior to May 1, 2016
Class 1	0.760%	0.730%
Class 2	1.010	0.980
Class 3	0.885	0.855

Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend and interest expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.

Note 4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.

At December 31, 2016, these differences are primarily due to differing treatment for capital loss carryforwards, principal and/or interest from fixed income securities, deferral/reversal of wash sale losses, Trustees’ deferred compensation, distribution reclassifications and derivative investments. To the extent these differences are permanent, reclassifications are made among the components of the Fund’s net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications.

In the Statement of Assets and Liabilities the following reclassifications were made:

Undistributed net investment income	$(49,044)
Accumulated net realized loss	49,044

Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years indicated was as follows:

	Year Ended December 31, 2016 ($)	Year Ended December 31, 2015 ($)
Ordinary income	39,731,108	59,395,484
Long-term capital gains	16,671,079	5,735,653
Total	56,402,187	65,131,137

Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.

At December 31, 2016, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$22,620,029
Capital loss carryforwards	(8,956,423)
Net unrealized appreciation	6,875,315

At December 31, 2016, the cost of investments for federal income tax purposes was $359,323,197 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$13,515,284
Unrealized depreciation	(6,639,969)
Net unrealized appreciation	$6,875,315

The following capital loss carryforwards, determined at December 31, 2016, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

Year of Expiration	Amount ($)
No expiration — short-term	2,925,994
No expiration — long-term	6,030,429
Total	8,956,423

Capital loss carryforwards with no expiration are required to be utilized prior to any capital losses which carry an expiration date. As a result of this ordering rule, capital loss carryforwards which carry an expiration date may be more likely to expire unused.

Annual Report 2016	31

COLUMBIA VARIABLE PORTFOLIO – INCOME OPPORTUNITIES FUND

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2016

Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 5. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $214,747,495 and $445,309,088, respectively, for the year ended December 31, 2016. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.

Note 6. Affiliated Money Market Fund

The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends — affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. Effective October 1, 2016, the Affiliated MMF prices its shares with a floating net asset value (NAV) and no longer seeks to maintain a stable NAV. In addition, the Board Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.

Note 7. Line of Credit

The Fund has access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., HSBC Bank USA, N.A. and JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility agreement, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, that permits collective borrowings up to $1 billion. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus

1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations.

The Fund had no borrowings during the year ended December 31, 2016.

Note 8. Significant Risks

Credit Risk

Credit risk is the risk that the value of debt securities in the Fund’s portfolio may decline because the issuer may default and fail to pay interest or repay principal when due. Rating agencies assign credit ratings to debt securities to indicate their credit risk. Lower rated or unrated debt securities held by the Fund may present increased credit risk as compared to higher-rated debt securities.

High-Yield Investments Risk

Securities and other debt instruments held by the Fund that are rated below investment grade (commonly called “high-yield” or “junk” bonds) and unrated debt instruments of comparable quality expose the Fund to a greater risk of loss of principal and income than a fund that invests solely or primarily in investment grade securities. In addition, these investments have greater price fluctuations, are less liquid and are more likely to experience a default than higher-rated debt instruments. High-yield debt instruments are considered to be predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal.

Interest Rate Risk

Interest rate risk is the risk of losses attributable to changes in interest rates. In general, if prevailing interest rates rise, the values of debt securities tend to fall, and if interest rates fall, the values of debt securities tend to rise. Actions by governments and central banking authorities can result in increases in interest rates. Increasing interest rates may negatively affect the value of debt securities held by the Fund, resulting in a negative impact on the Fund’s performance and net asset value per share. In general, the longer the maturity or duration of a debt security, the greater its sensitivity to changes in interest rates.

32	Annual Report 2016

COLUMBIA VARIABLE PORTFOLIO – INCOME OPPORTUNITIES FUND

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2016

Liquidity Risk

Liquidity risk is the risk associated with a lack of marketability of investments which may make it difficult to sell the investment at a desirable time or price. Changing regulatory, market or other conditions or environments (for example, the interest rate or credit environments) may adversely affect the liquidity of the Fund’s investments. The Fund may have to accept a lower selling price for the holding, sell other investments, or forego another, more appealing investment opportunity. Generally, the less liquid the market at the time the Fund sells a portfolio investment, the greater the risk of loss or decline of value to the Fund. A less liquid market can lead to an increase in Fund redemptions, which may negatively impact Fund performance and net asset value per share, including, for example, if the Fund is forced to sell securities in a down market.

Shareholder Concentration Risk

At December 31, 2016, affiliated shareholders of record owned 91.0% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid or more liquid positions, resulting in Fund losses and the Fund holding a higher percentage of less liquid or illiquid securities. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.

Note 9. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Note 10. Information Regarding Pending and Settled Legal Proceedings

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

Annual Report 2016	33

COLUMBIA VARIABLE PORTFOLIO – INCOME OPPORTUNITIES FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of Columbia Funds Variable Series Trust II and the Shareholders of

Columbia Variable Portfolio — Income Opportunities Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Variable Portfolio — Income Opportunities Fund (the “Fund,” a series of Columbia Funds Variable Series Trust II) as of December 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of December 31, 2016 by correspondence with the custodian, brokers, agent banks and transfer agent, and the application of alternative auditing procedures where such confirmations had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Minneapolis, MN

February 17, 2017

34	Annual Report 2016

COLUMBIA VARIABLE PORTFOLIO – INCOME OPPORTUNITIES FUND

TRUSTEES AND OFFICERS

Shareholders elect the Board that oversees the Fund’s operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, Trustees not affiliated with the Investment Manager generally may serve through the end of the calendar year in which they reach either the mandatory retirement age established by the Board or the fifteenth anniversary of the first Board meeting they attended as a member of the Board.

Independent Trustees
Name, Address, Year of Birth	Position Held With the Trust and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
George S. Batejan 901 S. Marquette Ave. Minneapolis, MN 55402 1953	Trustee since 1/17	Executive Vice President, Global Head of Technology and Operations, Janus Capital Group, Inc., 2010-2016	124	Trustee to other Columbia Funds since 2017; Advisory Board Member, University of Colorado Business School (Executive Committee, Nominating Committee and Governance Committee) since November 2015; former Chairman of the Board, NICSA (National Investment Company Services Association), 2014-2016; former Director, Intech Investment Management, 2011-2016; former Board Member, Metro Denver Chamber of Commerce, 2015-2016
Kathleen Blatz 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Trustee since 1/06 for RiverSource Funds and since 6/11 for Nations Funds	Attorney, specializing in arbitration and mediation; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees	126	Trustee to other Columbia Funds since 2006; Trustee, BlueCross BlueShield of Minnesota (Chair of the Business Development Committee) since 2009; Chair of the Robina Foundation since August 2013
Edward J. Boudreau, Jr. 901 S. Marquette Ave. Minneapolis, MN 55402 1944	Trustee since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, E.J. Boudreau & Associates (consulting) since 2000; FINRA Industry Arbitrator, 2002-present; Chairman and Chief Executive Officer, John Hancock Investments (asset management), Chairman and Interested Trustee for open-end and closed-end funds offered by John Hancock, 1989-2000; John Hancock Mutual Life Insurance Company, including Senior Vice President and Treasurer and Senior Vice President Information Technology, 1968-1988	124	Trustee to other Columbia Funds since 2005; former Trustee, Boston Museum of Science (Chair of Finance Committee), 1985- 2013; former Trustee, BofA Funds Series Trust (11 funds), 2005-2011

Annual Report 2016	35

COLUMBIA VARIABLE PORTFOLIO – INCOME OPPORTUNITIES FUND

TRUSTEES AND OFFICERS (continued)

Independent Trustees (continued)
Name, Address, Year of Birth	Position Held With the Trust and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
Pamela G. Carlton 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Trustee since 7/07 for RiverSource Funds and since 6/11 for Nations Funds	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, Morgan Stanley, 1982-1991	126	Trustee to other Columbia Funds since 2007; Trustee, New York Presbyterian Hospital Board (Executive Committee and Chair of Human Resources Committee) since 1996
William P. Carmichael 901 S. Marquette Ave. Minneapolis, MN 55402 1943	Trustee since 6/11 for RiverSource Funds and since 2003 for Nations Funds; Chair of the Board from 1/14-11/15	Retired; Co-founder, The Succession Fund (provides exit strategies to owners of privately held companies), 1998-2007; Adjunct Professor of Finance, Kelley School of Business, Indiana University, 1993-2007; Senior Vice President, Sara Lee Corporation, 1991-1993; Senior Vice President and Chief Financial Officer, Beatrice Foods Company, 1984-1990; Vice President, Esmark, Inc., 1973-1984; Associate, Price Waterhouse, 1968-1972	126	Trustee to other Columbia Funds since 2003; Director, The Finish Line (athletic shoes and apparel) since July 2003; Director, hhgregg since May, 2015; former Director, Cobra Electronics Corporation (electronic equipment manufacturer), 1994-August 2014; former Director, Spectrum Brands, Inc. (consumer products), 2002-2009; former Director, Simmons Company (bedding), 2004-2010; former Trustee, BofA Funds Series Trust (11 funds) 2003-2011; former Director, McMoRan Exploration Company (oil and gas exploration and development) 2010-2013; former Director, International Textile Corp., 2012-2016
Patricia M. Flynn 901 S. Marquette Ave. Minneapolis, MN 55402 1950	Trustee since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Trustee Professor of Economics and Management, Bentley University since 1976 (also teaches and conducts research on corporate governance); Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	126	Trustee to other Columbia Funds since 2004; Trustee, MA Taxpayers Foundation since 1997; Board of Governors, Innovation Institute, MA Technology Collaborative since 2010
William A. Hawkins 901 S. Marquette Ave. Minneapolis, MN 55402 1942	Chair of the Board since 11/15; Trustee since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, Overton Partners (financial consulting), since August 2010; President and Chief Executive Officer, California General Bank, N.A., January 2008-August 2010; Operation Hope, COO, 2004-2007; IndyMac Bancorp, President, CBG, 1999-2003; American General Bank, President, 1997-1999; Griffin Financial Services, CEO, 1981-1997; The Griffin Funds, CEO, 1992-1998	126	Trustee to other Columbia Funds since 2005; former Trustee, BofA Funds Series Trust (11 funds), 2005-2015

36	Annual Report 2016

COLUMBIA VARIABLE PORTFOLIO – INCOME OPPORTUNITIES FUND

TRUSTEES AND OFFICERS (continued)

Independent Trustees (continued)
Name, Address, Year of Birth	Position Held With the Trust and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
Catherine James Paglia 901 S. Marquette Ave. Minneapolis, MN 55402 1952	Trustee since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Director, Enterprise Asset Management, Inc. (private real estate and asset management company) since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Managing Director, Morgan Stanley, 1982-1989; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	126	Trustee to other Columbia Funds since 2004; Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012; Trustee, Carleton College (on the Investment Committee); Trustee, Carnegie Endowment for International Peace (on the Investment Committee)
Minor M. Shaw 901 S. Marquette Ave. Minneapolis, MN 55402 1947	Trustee since 6/11 for RiverSource Funds and since 2003 for Nations Funds	President, Micco LLC (private investments) since 2011; President, Micco Corp. (family investment business), 1998-2011	126	Trustee to other Columbia Funds since 2003; Director, BlueCross BlueShield of South Carolina since April 2008; Advisory Board member, Duke Energy Corp. since October 2016; Chair of the Duke Endowment; Director, National Association of Corporate Directors, Carolinas Chapter, since 2013; Chair of Greenville — Spartanburg Airport Commission; former Trustee, BofA Funds Series Trust (11 funds), 2003-2011; former Director, Piedmont Natural Gas, 2004-2016
John G. Taft 901 S. Marquette Ave. Minneapolis, MN 55402 1955	Trustee since 1/17	Chief Executive Officer, RBC Wealth Management (a division of RBC Capital Markets LLC), 2005-2016	124	Trustee to other Columbia Funds since 2017; Trustee, Andy Warhol Foundation for Visual Arts (Finance Committee) since 2014; former Director, RBC Global Asset Management — U.S., 2001-2016

Annual Report 2016	37

COLUMBIA VARIABLE PORTFOLIO – INCOME OPPORTUNITIES FUND

TRUSTEES AND OFFICERS (continued)

Independent Trustees (continued)
Name, Address, Year of Birth	Position Held With the Trust and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
Alison Taunton-Rigby 901 S. Marquette Ave. Minneapolis, MN 55402 1944	Trustee since 11/02 for RiverSource Funds and since 6/11 for Nations Funds	President, Chief Executive Officer and Director, RiboNovix, Inc., 2003-2010; CMT Inc., 2001-2003; Aquila Biopharmaceuticals Inc., 1996-2000; Cambridge Biotech Corporation, 1995- 1996; Mitotix Inc., 1993-1994	126	Trustee to other Columbia Funds since 2002; Director, Boston Children’s Hospital since 2002; Director, ICI Mutual Insurance Company, since 2011; Director, Blumont/IRD since 2016; Director, Mount Ida College since 2016; former Director, Abt Associates (government contractor), 2001-2016; former Director, Healthways, Inc. (health and well-being solutions), 2005-2016

Interested Trustee Not Affiliated with Investment Manager*
Name, Address, Year of Birth	Position Held With the Trusts and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
Anthony M. Santomero 901 S. Marquette Ave. Minneapolis, MN 55402 1946	Trustee since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008; President, Federal Reserve Bank of Philadelphia, 2000- 2006; Professor of Finance, The Wharton School, University of Pennsylvania, 1972-2002	124	Trustee to other Columbia Funds since 2008; Trustee, Penn Mutual Life Insurance Company since March 2008; Director, Renaissance Reinsurance Ltd. since May 2008; Director, Citigroup Inc. since 2009; Director, Citibank, N.A. since 2009; former Trustee, BofA Funds Series Trust (11 funds), 2008-2011

*	Dr. Santomero is not an affiliated person of the Investment Manager or Ameriprise Financial. However, he is currently deemed by the Funds to be an “interested person” (as defined in the 1940 Act) of the Funds because he serves as a Director of Citigroup Inc. and Citibank, N.A., companies that may directly or through subsidiaries and affiliates engage from time-to-time in brokerage execution, principal transactions and lending relationships with the Funds or accounts advised/managed by the Investment Manager.

38	Annual Report 2016

COLUMBIA VARIABLE PORTFOLIO – INCOME OPPORTUNITIES FUND

TRUSTEES AND OFFICERS (continued)

Interested Trustee Affiliated with Investment Manager*
Name, Address, Year of Birth	Position Held With the Trusts and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
William F. Truscott c/o Columbia Management Investment Advisers, LLC, 225 Franklin St. Boston, MA 02110 1960	Trustee since 11/01 for RiverSource Funds and since 6/11 for Nations Funds; Senior Vice President since 2002 for RiverSource Funds and since 5/10 for Nations Funds	Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010-September 2012); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006-August 2012.	185	Trustee to other Columbia Funds since 2001; Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010; Director, Columbia Management Investment Distributors, Inc. since May 2010; Former Director, Ameriprise Certificate Company, 2006-January 2013

*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.

The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611 or contacting your financial intermediary.

Annual Report 2016	39

COLUMBIA VARIABLE PORTFOLIO – INCOME OPPORTUNITIES FUND

TRUSTEES AND OFFICERS (continued)

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Truscott, who is Senior Vice President, the Fund’s other officers are:

Fund Officers
Name, Address and Year of Birth	Position and Year First Appointed to Position for any Fund in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) During Past Five Years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously, Vice President and Chief Counsel January 2010-December 2014); officer of Columbia Funds and affiliated funds since 2007.
Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Treasurer (2011), Chief Financial Officer (2009) and Chief Accounting Officer (2015)	Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; senior officer of Columbia Funds and affiliated funds since 2002.
Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Senior Vice President (2011), Chief Legal Officer (2015) and Assistant Secretary (2008)	Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since January 2017 (previously Vice President and Lead Chief Counsel, November 2008-January 2017 and January 2013-January 2017, respectively, and Chief Counsel, January 2010-January 2013); Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since May 2010.
Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010.
Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)	Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Executive Vice President and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since July 2013 (previously Director and Global Chief Investment Officer, 2010-2013).
Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010.
Amy Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Vice President (2006)	Managing Director and Global Head of Operations, Columbia Management Investment Advisers, LLC since April 2016 (previously Managing Director and Chief Operating Officer, 2010-2016).
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Vice President and Secretary (2015)	Vice President and Group Counsel, Ameriprise Financial, Inc. since August 2011; officer of Columbia Funds and affiliated funds since 2005.

40	Annual Report 2016

COLUMBIA VARIABLE PORTFOLIO – INCOME OPPORTUNITIES FUND

IMPORTANT INFORMATION ABOUT THIS REPORT

The policy of the Board is to vote the proxies of the companies in which each fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how each fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting investor.columbiathreadneedleus.com, or searching the website of the SEC at sec.gov.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund’s Form N-Q is available on the SEC’s website at sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. Each fund’s complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.

Annual Report 2016	41

Columbia Variable Portfolio – Income Opportunities Fund

P.O. Box 8081

Boston, MA 02266-8081

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For fund and other investment product prospectuses, which contains this and other important information, contact your financial advisor or insurance representative. Please read the prospectus carefully before you invest. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved. Columbia Management Investment Distributors, Inc., 225 Franklin Street, Boston, MA 02110-2804

© 2017 Columbia Management Investment Advisers, LLC.

S-6544 AN (2/17)

ANNUAL REPORT

December 31, 2016

COLUMBIA VARIABLE PORTFOLIO – LARGE CAP INDEX FUND

Please remember that you may not buy (nor will you own) shares of the Fund directly. The Fund is available through variable annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies as well as qualified pension and retirement plans. Please contact your financial advisor or insurance representative for more information.

COLUMBIA VARIABLE PORTFOLIO – LARGE CAP INDEX FUND

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.

Annual Report 2016

COLUMBIA VARIABLE PORTFOLIO – LARGE CAP INDEX FUND

PERFORMANCE OVERVIEW

Performance Summary

∎	Columbia Variable Portfolio — Large Cap Index Fund (the Fund) Class 3 shares returned 11.51% for the 12-month period that ended December 31, 2016.

∎	The Fund closely tracked its benchmark, the unmanaged S&P 500 Index, which increased 11.96% for the same period.

∎	In terms of total return, energy, telecommunication services and financials were the best relative performers. Mutual funds, unlike unmanaged indices, incur operating expenses.

Average Annual Total Returns (%) (for period ended December 31, 2016)
	Inception	1 Year	5 Years	10 Years
Class 1*	04/25/11	11.58	14.29	6.58
Class 2*	04/25/11	11.31	14.00	6.41
Class 3	05/01/00	11.51	14.15	6.52
S&P 500 Index		11.96	14.66	6.95

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your financial advisor or insurance representative.

Performance results reflect the effect of any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.

*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit investor.columbiathreadneedleus.com/investment-products/variable-products/appended-performance for more information.

The S&P 500 Index, an unmanaged index, measures the performance of 500 widely held, large-capitalization U.S. stocks and is frequently used as a general measure of market performance.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.

2	Annual Report 2016

COLUMBIA VARIABLE PORTFOLIO – LARGE CAP INDEX FUND

PERFORMANCE OVERVIEW (continued)

Performance of a Hypothetical $10,000 Investment (January 1, 2007 — December 31, 2016)

The chart above shows the change in value of a hypothetical $10,000 investment in Class 3 shares of Columbia Variable Portfolio — Large Cap Index Fund during the stated time period, and does not reflect the deduction of taxes, if any, that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The returns also do not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan, if any.

Annual Report 2016	3

COLUMBIA VARIABLE PORTFOLIO – LARGE CAP INDEX FUND

MANAGER DISCUSSION OF FUND PERFORMANCE

Portfolio Management

Christopher Lo, CFA

Vadim Shteyn

Top Ten Holdings (%) (at December 31, 2016)
Apple, Inc.	3.2
Microsoft Corp.	2.5
Exxon Mobil Corp.	1.9
Johnson & Johnson	1.6
Berkshire Hathaway, Inc., Class B	1.6
JPMorgan Chase & Co.	1.6
Amazon.com, Inc.	1.5
General Electric Co.	1.5
Facebook, Inc., Class A	1.4
AT&T, Inc.	1.4

Percentages indicated are based upon total investments (excluding Money Market Funds).

For further detail about these holdings, please refer to the section entitled “Portfolio of Investments.”

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

Portfolio Breakdown (%) (at December 31, 2016)
Common Stocks	98.2
Money Market Funds	1.8
Total	100.0

Percentages indicated are based upon total investments. The Fund’s portfolio composition is subject to change.

Equity Sector Breakdown (%) (at December 31, 2016)
Consumer Discretionary	12.0
Consumer Staples	9.4
Energy	7.5
Financials	14.8
Health Care	13.6
Industrials	10.3
Information Technology	20.8
Materials	2.8
Real Estate	2.9
Telecommunication Services	2.7
Utilities	3.2
Total	100.0

Percentages indicated are based upon total equity investments. The Fund’s portfolio composition is subject to change.

For the 12-month period that ended December 31, 2016, the Fund’s Class 3 shares returned 11.51%. The Fund closely tracked its benchmark, the unmanaged S&P 500 Index, which increased 11.96% for the same period. In terms of total return, energy, telecommunication services and financials were the best relative performers. Mutual funds, unlike unmanaged indices, incur operating expenses.

U.S. Equity Market Rallied Despite Unpredictability

If 2016 is remembered for anything, it will be the inability to predict events. The U.S. equity markets started off with the worst opening week in history — down 5.96%, as measured by the S&P 500 Index — as uncertainty and investors’ general lack of conviction drove most of the market in the early part of the year. Economic growth in the first half of 2016 was the weakest in many years due to tighter Federal Reserve (Fed) policy and financial conditions, weak equity and bond markets, frail industrial activity, and political and social unrest that undermined confidence and risk-taking. Additionally, continuous weakness in the European economies, the wildly unexpected Brexit vote wherein the U.K. voted to leave the European Union, and tragic terrorist activities around the world provided further uncertainty and volatility spikes all the way to November 2016.

The surprising outcome of the U.S. Presidential election sparked a sudden and significant change in investors’ outlooks. Whereas investors previously had anticipated a Hillary Clinton victory and a continuation of the policies in place throughout the Obama administration, the election of Donald Trump caused a recalibration of market expectations literally overnight. The election result therefore touched off a flood of cash into equity sectors most likely to benefit from Republican policy initiatives, including financials, industrials, materials and energy. Conversely, market segments seen as being more defensive or vulnerable to higher interest rates lagged.

While Americans continued, at the end of 2016, to debate the direction of public policy, investors can at least agree that the U.S. stock market has had a remarkable run. In returning 11.96% in 2016, the S&P 500 Index had produced a positive return for eight consecutive years and in 13 of the past 14 years.

S&P 500 Index Posted Strong Gains

Ten of the 11 sectors of the S&P 500 Index posted positive returns during the 12 months ended December 31, 2016. In terms of total return, energy, telecommunication services and financials were the best relative performers. On the basis of impact, which takes weightings and total returns into account, information technology, financials and energy were the best relative performers. The top performing industries for the annual period were construction materials, metals and mining, road and rail, machinery and construction and engineering. Conversely, health care, real estate and consumer staples were the weakest sectors from a total return perspective. On the basis of impact, health care, real estate and materials were the weakest sectors. The worst performing industries for the annual period were diversified consumer services, real estate investment trusts, health care technology, personal products and auto components.

Top individual contributors within the S&P 500 Index included diversified financial institution JPMorgan Chase, integrated energy companies Exxon Mobil and Chevron, telecommunications company AT&T and information

4	Annual Report 2016

COLUMBIA VARIABLE PORTFOLIO – LARGE CAP INDEX FUND

MANAGER DISCUSSION OF FUND PERFORMANCE (continued)

technology giant Apple. Top detractors were all in the health care sector — Allergan, Gilead Sciences, Alexion Pharmaceuticals, CVS Health and Regeneron Pharmaceuticals.

Information technology was the largest sector by weighting in the S&P 500 Index as of December 31, 2016, with a weighting of 20.77%. As always, each sector and stock in the S&P 500 Index was represented in the Fund with approximately the same weighting as in the Index and therefore had a similar effect.

Index Additions and Deletions Drove Portfolio Changes

During the annual period, there were 42 additions to and 41 deletions from the S&P 500 Index and the Fund’s portfolio. Among those stocks added were Willis Towers Watson, Extra Space Storage, Foot Locker, Under Armour, Global Payments, Acuity Brands, Alaska Air Group, Digital Realty Trust, Charter Communications and Versum Materials. Deletions included Fossil Group, Chubb, Precision Castparts, Keurig Green Mountain, Tenet Healthcare, GameStop, ADT, SanDisk, Time Warner Cable and Starwood Hotels & Resorts Worldwide.

We do not anticipate any changes in the portfolio beyond the customary quarterly rebalancings and stock substitutions we make to align the Fund with the S&P 500 Index.

Annual Report 2016	5

COLUMBIA VARIABLE PORTFOLIO – LARGE CAP INDEX FUND

UNDERSTANDING YOUR FUND’S EXPENSES

(Unaudited)

As an investor, you incur ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

The information below does not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy (collectively, Contracts) or qualified pension and retirement plan (Qualified Plan), if any. The total fees and expenses you bear may therefore be higher than those shown below.

Analyzing Your Fund’s Expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare With Other Funds” below for details on how to use the hypothetical data.

Compare With Other Funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as redemption or exchange fees, or expenses that apply to the subaccount or the Contract. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If the fees and expenses imposed under your Contract or Qualified Plan, if any, were included, your costs would be higher.

July 1, 2016 – December 31, 2016

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)		Expenses Paid During the Period ($)		Fund’s Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class 1	1,000.00	1,000.00	1,076.30	1,023.35	1.71	1.67	0.33
Class 2	1,000.00	1,000.00	1,074.70	1,022.20	2.90	2.83	0.56
Class 3	1,000.00	1,000.00	1,076.10	1,022.80	2.28	2.23	0.44

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 366.

Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.

Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.

6	Annual Report 2016

COLUMBIA VARIABLE PORTFOLIO – LARGE CAP INDEX FUND

PORTFOLIO OF INVESTMENTS

December 31, 2016

(Percentages represent value of investments compared to net assets)

Common Stocks 97.9%
Issuer	Shares	Value ($)
CONSUMER DISCRETIONARY 11.8%
Auto Components 0.2%

BorgWarner, Inc.	3,974	156,735

Delphi Automotive PLC	5,384	362,612

Goodyear Tire & Rubber Co. (The)	5,182	159,968

Total		679,315

Automobiles 0.6%

Ford Motor Co.	77,532	940,463

General Motors Co.	27,555	960,016

Harley-Davidson, Inc.	3,510	204,774

Total		2,105,253

Distributors 0.1%

Genuine Parts Co.	2,950	281,843

LKQ Corp.(a)	6,110	187,272

Total		469,115

Diversified Consumer Services —%

H&R Block, Inc.	4,115	94,604

Hotels, Restaurants & Leisure 1.5%

Carnival Corp.	8,332	433,764

Chipotle Mexican Grill, Inc.(a)	576	217,336

Darden Restaurants, Inc.	2,443	177,655

Marriott International, Inc., Class A	6,364	526,176

McDonald’s Corp.	16,499	2,008,258

Royal Caribbean Cruises Ltd.	3,320	272,373

Starbucks Corp.	28,914	1,605,305

Wyndham Worldwide Corp.	2,141	163,508

Wynn Resorts Ltd.	1,578	136,513

Yum! Brands, Inc.	6,922	438,370

Total		5,979,258

Household Durables 0.5%

D.R. Horton, Inc.	6,738	184,150

Garmin Ltd.	2,283	110,703

Harman International Industries, Inc.	1,387	154,179

Leggett & Platt, Inc.	2,655	129,776

Lennar Corp., Class A	3,900	167,427

Mohawk Industries, Inc.(a)	1,250	249,600

Newell Brands, Inc.	9,579	427,702

PulteGroup, Inc.	5,917	108,754

Whirlpool Corp.	1,488	270,474

Total		1,802,765

Internet & Direct Marketing Retail 2.2%

Amazon.com, Inc.(a)	7,836	5,875,981

Expedia, Inc.	2,398	271,646

Netflix, Inc.(a)	8,528	1,055,766

Common Stocks (continued)
Issuer	Shares	Value ($)
Priceline Group, Inc. (The)(a)	975	1,429,409

TripAdvisor, Inc.(a)	2,266	105,074

Total		8,737,876

Leisure Products 0.1%

Hasbro, Inc.	2,235	173,861

Mattel, Inc.	6,792	187,119

Total		360,980

Media 3.0%

21st Century Fox, Inc., Class A	21,029	589,653

21st Century Fox, Inc., Class B	9,680	263,780

CBS Corp., Class B Non Voting	7,791	495,663

Charter Communications, Inc., Class A(a)	4,300	1,238,056

Comcast Corp., Class A	47,343	3,269,034

Discovery Communications, Inc., Class A(a)	3,019	82,751

Discovery Communications, Inc., Class C(a)	4,384	117,404

Interpublic Group of Companies, Inc. (The)	7,887	184,635

News Corp., Class A	7,582	86,890

News Corp., Class B	2,380	28,084

Omnicom Group, Inc.	4,685	398,740

Scripps Networks Interactive, Inc., Class A	1,894	135,175

TEGNA, Inc.	4,260	91,121

Time Warner, Inc.	15,316	1,478,454

Viacom, Inc., Class B	6,902	242,260

Walt Disney Co. (The)	29,082	3,030,926

Total		11,732,626

Multiline Retail 0.5%

Dollar General Corp.	5,045	373,683

Dollar Tree, Inc.(a)	4,694	362,283

Kohl’s Corp.	3,501	172,879

Macy’s, Inc.	6,076	217,582

Nordstrom, Inc.	2,302	110,335

Target Corp.	11,162	806,231

Total		2,042,993

Specialty Retail 2.4%

Advance Auto Parts, Inc.	1,460	246,915

AutoNation, Inc.(a)	1,305	63,488

AutoZone, Inc.(a)	572	451,760

Bed Bath & Beyond, Inc.	3,021	122,773

Best Buy Co., Inc.	5,424	231,442

CarMax, Inc.(a)	3,779	243,330

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016	7

COLUMBIA VARIABLE PORTFOLIO – LARGE CAP INDEX FUND

PORTFOLIO OF INVESTMENTS (continued)

December 31, 2016

Common Stocks (continued)
Issuer	Shares	Value ($)
Foot Locker, Inc.	2,690	190,694

Gap, Inc. (The)	4,359	97,816

Home Depot, Inc. (The)	24,194	3,243,932

L Brands, Inc.	4,769	313,991

Lowe’s Companies, Inc.	17,275	1,228,598

O’Reilly Automotive, Inc.(a)	1,872	521,184

Ross Stores, Inc.	7,880	516,928

Signet Jewelers Ltd.	1,380	130,079

Staples, Inc.	12,919	116,917

Tiffany & Co.	2,124	164,461

TJX Companies, Inc. (The)	12,948	972,783

Tractor Supply Co.	2,605	197,485

Ulta Salon Cosmetics & Fragrance, Inc.(a)	1,160	295,730

Urban Outfitters, Inc.(a)	1,752	49,897

Total		9,400,203

Textiles, Apparel & Luxury Goods 0.7%

Coach, Inc.	5,573	195,167

Hanesbrands, Inc.	7,510	161,991

Michael Kors Holdings Ltd.(a)	3,265	140,330

Nike, Inc., Class B	26,546	1,349,333

PVH Corp.	1,571	141,767

Ralph Lauren Corp.	1,116	100,797

Under Armour, Inc., Class A(a)	3,645	105,887

Under Armour, Inc., Class C(a)	3,667	92,298

VF Corp.	6,571	350,563

Total		2,638,133

Total Consumer Discretionary		46,043,121

CONSUMER STAPLES 9.2%
Beverages 2.0%

Brown-Forman Corp., Class B	3,624	162,790

Coca-Cola Co. (The)	77,102	3,196,649

Constellation Brands, Inc., Class A	3,526	540,571

Dr. Pepper Snapple Group, Inc.	3,647	330,674

Molson Coors Brewing Co., Class B	3,665	356,641

Monster Beverage Corp.(a)	8,050	356,937

PepsiCo, Inc.	28,487	2,980,595

Total		7,924,857

Food & Staples Retailing 2.0%

Costco Wholesale Corp.	8,683	1,390,235

CVS Health Corp.	21,182	1,671,472

Kroger Co. (The)	18,760	647,407

SYSCO Corp.	10,000	553,700

Common Stocks (continued)
Issuer	Shares	Value ($)
Wal-Mart Stores, Inc.	29,908	2,067,241

Walgreens Boots Alliance, Inc.	16,995	1,406,506

Whole Foods Market, Inc.	6,321	194,434

Total		7,930,995

Food Products 1.6%

Archer-Daniels-Midland Co.	11,432	521,871

Campbell Soup Co.	3,848	232,689

ConAgra Foods, Inc.	8,261	326,722

General Mills, Inc.	11,749	725,736

Hershey Co. (The)	2,774	286,915

Hormel Foods Corp.	5,360	186,582

JM Smucker Co. (The)	2,317	296,715

Kellogg Co.	5,016	369,729

Kraft Heinz Co. (The)	11,847	1,034,480

McCormick & Co., Inc.	2,277	212,512

Mead Johnson Nutrition Co.	3,670	259,689

Mondelez International, Inc., Class A	30,679	1,360,000

Tyson Foods, Inc., Class A	5,774	356,140

Total		6,169,780

Household Products 1.8%

Church & Dwight Co., Inc.	5,140	227,137

Clorox Co. (The)	2,559	307,131

Colgate-Palmolive Co.	17,661	1,155,736

Kimberly-Clark Corp.	7,118	812,306

Procter & Gamble Co. (The)	53,155	4,469,272

Total		6,971,582

Personal Products 0.2%

Coty, Inc. Class A	9,340	171,015

Estee Lauder Companies, Inc. (The), Class A	4,420	338,086

Total		509,101

Tobacco 1.6%

Altria Group, Inc.	38,738	2,619,464

Philip Morris International, Inc.	30,812	2,818,990

Reynolds American, Inc.	16,430	920,737

Total		6,359,191

Total Consumer Staples		35,865,506

ENERGY 7.4%
Energy Equipment & Services 1.2%

Baker Hughes, Inc.	8,403	545,943

FMC Technologies, Inc.(a)	4,483	159,281

Halliburton Co.	17,173	928,888

Helmerich & Payne, Inc.	2,146	166,101

The accompanying Notes to Financial Statements are an integral part of this statement.

8	Annual Report 2016

COLUMBIA VARIABLE PORTFOLIO – LARGE CAP INDEX FUND

PORTFOLIO OF INVESTMENTS (continued)

December 31, 2016

Common Stocks (continued)
Issuer	Shares	Value ($)
National Oilwell Varco, Inc.	7,498	280,725

Schlumberger Ltd.	27,634	2,319,874

Transocean Ltd.(a)	7,730	113,940

Total		4,514,752

Oil, Gas & Consumable Fuels 6.2%

Anadarko Petroleum Corp.	11,101	774,073

Apache Corp.	7,535	478,246

Cabot Oil & Gas Corp.	9,239	215,823

Chesapeake Energy Corp.(a)	14,806	103,938

Chevron Corp.	37,498	4,413,515

Cimarex Energy Co.	1,890	256,851

Concho Resources, Inc.(a)	2,900	384,540

ConocoPhillips	24,612	1,234,046

Devon Energy Corp.	10,396	474,785

EOG Resources, Inc.	11,449	1,157,494

EQT Corp.	3,431	224,387

Exxon Mobil Corp.	82,369	7,434,626

Hess Corp.	5,292	329,639

Kinder Morgan, Inc.	38,139	789,859

Marathon Oil Corp.	16,830	291,327

Marathon Petroleum Corp.	10,482	527,769

Murphy Oil Corp.	3,219	100,207

Newfield Exploration Co.(a)	3,918	158,679

Noble Energy, Inc.	8,513	324,005

Occidental Petroleum Corp.	15,179	1,081,200

ONEOK, Inc.	4,184	240,203

Phillips 66	8,799	760,322

Pioneer Natural Resources Co.	3,367	606,296

Range Resources Corp.	3,729	128,128

Southwestern Energy Co.(a)	9,747	105,463

Spectra Energy Corp.	13,936	572,630

Tesoro Corp.	2,319	202,797

Valero Energy Corp.	8,992	614,333

Williams Companies, Inc. (The)	13,573	422,663

Total		24,407,844

Total Energy		28,922,596

FINANCIALS 14.5%
Banks 6.6%

Bank of America Corp.	200,730	4,436,133

BB&T Corp.	16,118	757,868

Citigroup, Inc.	56,609	3,364,273

Citizens Financial Group, Inc.	10,170	362,357

Comerica, Inc.	3,420	232,936

Common Stocks (continued)
Issuer	Shares	Value ($)
Fifth Third Bancorp	15,006	404,712

Huntington Bancshares, Inc.	21,544	284,812

JPMorgan Chase & Co.	71,077	6,133,234

KeyCorp	21,470	392,257

M&T Bank Corp.	3,084	482,430

People’s United Financial, Inc.	6,188	119,800

PNC Financial Services Group, Inc. (The)	9,666	1,130,536

Regions Financial Corp.	24,453	351,145

SunTrust Banks, Inc.	9,746	534,568

U.S. Bancorp	31,733	1,630,124

Wells Fargo & Co.	89,783	4,947,941

Zions Bancorporation	4,049	174,269

Total		25,739,395

Capital Markets 2.8%

Affiliated Managers Group, Inc.(a)	1,085	157,651

Ameriprise Financial, Inc.(b)	3,135	347,797

Bank of New York Mellon Corp. (The)	21,004	995,170

BlackRock, Inc.	2,415	919,004

Charles Schwab Corp. (The)	23,964	945,859

CME Group, Inc.	6,740	777,459

E*TRADE Financial Corp.(a)	5,436	188,357

Franklin Resources, Inc.	6,890	272,706

Goldman Sachs Group, Inc. (The)	7,349	1,759,718

Intercontinental Exchange, Inc.	11,835	667,731

Invesco Ltd.	8,119	246,330

Moody’s Corp.	3,303	311,374

Morgan Stanley	28,649	1,210,420

Nasdaq, Inc.	2,264	151,960

Northern Trust Corp.	4,229	376,592

S&P Global, Inc.	5,143	553,078

State Street Corp.	7,206	560,050

T. Rowe Price Group, Inc.	4,837	364,033

Total		10,805,289

Consumer Finance 0.8%

American Express Co.	15,270	1,131,201

Capital One Financial Corp.	9,580	835,759

Discover Financial Services	7,838	565,041

Navient Corp.	6,025	98,991

Synchrony Financial	15,580	565,087

Total		3,196,079

Diversified Financial Services 1.6%

Berkshire Hathaway, Inc., Class B(a)	37,716	6,146,954

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016	9

COLUMBIA VARIABLE PORTFOLIO – LARGE CAP INDEX FUND

PORTFOLIO OF INVESTMENTS (continued)

December 31, 2016

Common Stocks (continued)
Issuer	Shares	Value ($)
Leucadia National Corp.	6,436	149,637

Total		6,296,591

Insurance 2.7%

Aflac, Inc.	8,111	564,526

Allstate Corp. (The)	7,313	542,039

American International Group, Inc.	19,384	1,265,969

Aon PLC	5,225	582,744

Arthur J Gallagher & Co.	3,530	183,419

Assurant, Inc.	1,137	105,582

Chubb Ltd.	9,241	1,220,921

Cincinnati Financial Corp.	2,977	225,508

Hartford Financial Services Group, Inc. (The)	7,504	357,566

Lincoln National Corp.	4,543	301,065

Loews Corp.	5,488	257,003

Marsh & McLennan Companies, Inc.	10,243	692,324

MetLife, Inc.	21,835	1,176,688

Principal Financial Group, Inc.	5,313	307,410

Progressive Corp. (The)	11,525	409,137

Prudential Financial, Inc.	8,542	888,880

Torchmark Corp.	2,188	161,387

Travelers Companies, Inc. (The)	5,642	690,694

Unum Group	4,606	202,342

Willis Towers Watson PLC	2,552	312,059

Xl Group Ltd.	5,347	199,229

Total		10,646,492

Total Financials		56,683,846

HEALTH CARE 13.3%
Biotechnology 2.7%

AbbVie, Inc.	32,284	2,021,624

Alexion Pharmaceuticals, Inc.(a)	4,452	544,702

Amgen, Inc.	14,779	2,160,838

Biogen, Inc.(a)	4,320	1,225,066

Celgene Corp.(a)	15,395	1,781,971

Gilead Sciences, Inc.	26,168	1,873,890

Regeneron Pharmaceuticals, Inc.(a)	1,500	550,635

Vertex Pharmaceuticals, Inc.(a)	4,930	363,193

Total		10,521,919

Health Care Equipment & Supplies 2.4%

Abbott Laboratories	29,247	1,123,377

Baxter International, Inc.	9,724	431,162

Becton Dickinson and Co.	4,217	698,124

Boston Scientific Corp.(a)	27,045	584,983

Common Stocks (continued)
Issuer	Shares	Value ($)
Cooper Companies, Inc. (The)	970	169,682

CR Bard, Inc.	1,463	328,678

Danaher Corp.	12,091	941,163

Dentsply Sirona, Inc.	4,586	264,750

Edwards Lifesciences Corp.(a)	4,244	397,663

Hologic, Inc.(a)	5,530	221,864

Intuitive Surgical, Inc.(a)	773	490,213

Medtronic PLC	27,279	1,943,083

St. Jude Medical, Inc.	5,677	455,239

Stryker Corp.	6,169	739,108

Varian Medical Systems, Inc.(a)	1,857	166,722

Zimmer Biomet Holdings, Inc.	3,979	410,633

Total		9,366,444

Health Care Providers & Services 2.5%

Aetna, Inc.	6,969	864,226

AmerisourceBergen Corp.	3,326	260,060

Anthem, Inc.	5,228	751,629

Cardinal Health, Inc.	6,353	457,225

Centene Corp.(a)	3,390	191,569

CIGNA Corp.	5,102	680,556

DaVita, Inc.(a)	3,141	201,652

Envision Healthcare Corp.(a)	2,330	147,466

Express Scripts Holding Co.(a)	12,249	842,609

HCA Holdings, Inc.(a)	5,810	430,056

Henry Schein, Inc.(a)	1,600	242,736

Humana, Inc.	2,957	603,317

Laboratory Corp. of America Holdings(a)	2,048	262,922

McKesson Corp.	4,490	630,620

Patterson Companies, Inc.	1,655	67,905

Quest Diagnostics, Inc.	2,754	253,093

UnitedHealth Group, Inc.	18,902	3,025,076

Universal Health Services, Inc., Class B	1,785	189,888

Total		10,102,605

Health Care Technology 0.1%

Cerner Corp.(a)	6,001	284,267

Life Sciences Tools & Services 0.6%

Agilent Technologies, Inc.	6,447	293,725

Illumina, Inc.(a)	2,920	373,877

Mettler-Toledo International, Inc.(a)	520	217,651

PerkinElmer, Inc.	2,171	113,218

Thermo Fisher Scientific, Inc.	7,849	1,107,494

The accompanying Notes to Financial Statements are an integral part of this statement.

10	Annual Report 2016

COLUMBIA VARIABLE PORTFOLIO – LARGE CAP INDEX FUND

PORTFOLIO OF INVESTMENTS (continued)

December 31, 2016

Common Stocks (continued)
Issuer	Shares	Value ($)
Waters Corp.(a)	1,597	214,621

Total		2,320,586

Pharmaceuticals 5.0%

Allergan PLC(a)	7,446	1,563,735

Bristol-Myers Squibb Co.	33,194	1,939,857

Eli Lilly & Co.	19,297	1,419,294

Endo International PLC(a)	3,940	64,892

Johnson & Johnson	54,038	6,225,718

Mallinckrodt PLC(a)	2,105	104,871

Merck & Co., Inc.	54,769	3,224,251

Mylan NV(a)	9,141	348,729

Perrigo Co. PLC	2,846	236,873

Pfizer, Inc.	120,547	3,915,367

Zoetis, Inc.	9,810	525,129

Total		19,568,716

Total Health Care		52,164,537

INDUSTRIALS 10.1%
Aerospace & Defense 2.2%

Arconic, Inc.	8,711	161,502

Boeing Co. (The)	11,397	1,774,285

General Dynamics Corp.	5,689	982,263

L-3 Communications Holdings, Inc.	1,536	233,641

Lockheed Martin Corp.	5,008	1,251,699

Northrop Grumman Corp.	3,503	814,728

Raytheon Co.	5,833	828,286

Rockwell Collins, Inc.	2,585	239,784

Textron, Inc.	5,369	260,719

TransDigm Group, Inc.	1,000	248,960

United Technologies Corp.	15,215	1,667,868

Total		8,463,735

Air Freight & Logistics 0.7%

CH Robinson Worldwide, Inc.	2,815	206,227

Expeditors International of Washington, Inc.	3,584	189,809

FedEx Corp.	4,861	905,118

United Parcel Service, Inc., Class B	13,690	1,569,421

Total		2,870,575

Airlines 0.6%

Alaska Air Group, Inc.	2,450	217,389

American Airlines Group, Inc.	10,290	480,440

Delta Air Lines, Inc.	14,630	719,650

Southwest Airlines Co.	12,230	609,543

Common Stocks (continued)
Issuer	Shares	Value ($)
United Continental Holdings, Inc.(a)	5,740	418,331

Total		2,445,353

Building Products 0.3%

Allegion PLC	1,909	122,176

Fortune Brands Home & Security, Inc.	3,060	163,588

Johnson Controls International PLC	18,605	766,340

Masco Corp.	6,517	206,067

Total		1,258,171

Commercial Services & Supplies 0.3%

Cintas Corp.	1,712	197,839

Pitney Bowes, Inc.	3,686	55,990

Republic Services, Inc.	4,595	262,145

Stericycle, Inc.(a)	1,685	129,812

Waste Management, Inc.	8,080	572,953

Total		1,218,739

Construction & Engineering 0.1%

Fluor Corp.	2,764	145,165

Jacobs Engineering Group, Inc.(a)	2,399	136,743

Quanta Services, Inc.(a)	3,008	104,829

Total		386,737

Electrical Equipment 0.5%

Acuity Brands, Inc.	880	203,157

AMETEK, Inc.	4,600	223,560

Eaton Corp. PLC	8,976	602,200

Emerson Electric Co.	12,772	712,039

Rockwell Automation, Inc.	2,542	341,645

Total		2,082,601

Industrial Conglomerates 2.5%

3M Co.	11,943	2,132,661

General Electric Co.	175,723	5,552,847

Honeywell International, Inc.	15,139	1,753,853

Roper Technologies, Inc.	2,012	368,357

Total		9,807,718

Machinery 1.5%

Caterpillar, Inc.	11,625	1,078,103

Cummins, Inc.	3,060	418,210

Deere & Co.	5,749	592,377

Dover Corp.	3,085	231,159

Flowserve Corp.	2,591	124,498

Fortive Corp.	5,970	320,171

Illinois Tool Works, Inc.	6,280	769,049

Ingersoll-Rand PLC	5,134	385,255

PACCAR, Inc.	6,961	444,808

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016	11

COLUMBIA VARIABLE PORTFOLIO – LARGE CAP INDEX FUND

PORTFOLIO OF INVESTMENTS (continued)

December 31, 2016

Common Stocks (continued)
Issuer	Shares	Value ($)
Parker-Hannifin Corp.	2,653	371,420

Pentair PLC	3,323	186,321

Snap-On, Inc.	1,156	197,988

Stanley Black & Decker, Inc.	2,992	343,152

Xylem, Inc.	3,565	176,539

Total		5,639,050

Professional Services 0.3%

Dun & Bradstreet Corp. (The)	735	89,170

Equifax, Inc.	2,375	280,796

Nielsen Holdings PLC	6,670	279,807

Robert Half International, Inc.	2,563	125,023

Verisk Analytics, Inc.(a)	3,090	250,815

Total		1,025,611

Road & Rail 0.9%

CSX Corp.	18,610	668,657

JB Hunt Transport Services, Inc.	1,740	168,902

Kansas City Southern	2,140	181,579

Norfolk Southern Corp.	5,803	627,130

Ryder System, Inc.	1,066	79,353

Union Pacific Corp.	16,367	1,696,931

Total		3,422,552

Trading Companies & Distributors 0.2%

Fastenal Co.	5,743	269,806

United Rentals, Inc.(a)	1,675	176,847

WW Grainger, Inc.	1,090	253,152

Total		699,805

Total Industrials		39,320,647

INFORMATION TECHNOLOGY 20.3%
Communications Equipment 1.0%

Cisco Systems, Inc.	99,711	3,013,266

F5 Networks, Inc.(a)	1,294	187,268

Harris Corp.	2,472	253,306

Juniper Networks, Inc.	7,554	213,476

Motorola Solutions, Inc.	3,301	273,620

Total		3,940,936

Electronic Equipment, Instruments & Components 0.4%

Amphenol Corp., Class A	6,131	412,003

Corning, Inc.	18,891	458,485

FLIR Systems, Inc.	2,705	97,894

TE Connectivity Ltd.	7,055	488,770

Total		1,457,152

Internet Software & Services 4.1%

Akamai Technologies, Inc.(a)	3,442	229,512

Common Stocks (continued)
Issuer	Shares	Value ($)
Alphabet, Inc., Class A(a)	5,886	4,664,361

Alphabet, Inc., Class C(a)	5,894	4,549,107

eBay, Inc.(a)	20,653	613,188

Facebook, Inc., Class A(a)	46,495	5,349,250

VeriSign, Inc.(a)	1,808	137,534

Yahoo!, Inc.(a)	17,436	674,250

Total		16,217,202

IT Services 3.6%

Accenture PLC, Class A	12,317	1,442,690

Alliance Data Systems Corp.	1,150	262,775

Automatic Data Processing, Inc.	8,965	921,423

Cognizant Technology Solutions Corp., Class A(a)	12,054	675,386

CSRA, Inc.	2,888	91,954

Fidelity National Information Services, Inc.	6,523	493,400

Fiserv, Inc.(a)	4,315	458,598

Global Payments, Inc.	3,050	211,700

International Business Machines Corp.	17,188	2,853,036

MasterCard, Inc., Class A	18,910	1,952,457

Paychex, Inc.	6,391	389,084

PayPal Holdings, Inc.(a)	22,293	879,905

Teradata Corp.(a)	2,582	70,153

Total System Services, Inc.	3,284	161,015

Visa, Inc., Class A	37,094	2,894,074

Western Union Co. (The)	9,627	209,098

Xerox Corp.	16,918	147,694

Total		14,114,442

Semiconductors & Semiconductor Equipment 3.3%

Analog Devices, Inc.	6,120	444,435

Applied Materials, Inc.	21,474	692,966

Broadcom Ltd.	7,896	1,395,776

First Solar, Inc.(a)	1,546	49,611

Intel Corp.	94,135	3,414,277

KLA-Tencor Corp.	3,102	244,065

Lam Research Corp.	3,231	341,614

Linear Technology Corp.	4,775	297,721

Microchip Technology, Inc.	4,294	275,460

Micron Technology, Inc.(a)	20,686	453,437

NVIDIA Corp.	10,703	1,142,438

Qorvo, Inc.(a)	2,540	133,934

QUALCOMM, Inc.	29,333	1,912,512

Skyworks Solutions, Inc.	3,690	275,495

Texas Instruments, Inc.	19,856	1,448,892

The accompanying Notes to Financial Statements are an integral part of this statement.

12	Annual Report 2016

COLUMBIA VARIABLE PORTFOLIO – LARGE CAP INDEX FUND

PORTFOLIO OF INVESTMENTS (continued)

December 31, 2016

Common Stocks (continued)
Issuer	Shares	Value ($)
Xilinx, Inc.	5,018	302,937

Total		12,825,570

Software 4.2%

Activision Blizzard, Inc.	13,580	490,374

Adobe Systems, Inc.(a)	9,873	1,016,425

Autodesk, Inc.(a)	3,888	287,751

CA, Inc.	6,228	197,864

Citrix Systems, Inc.(a)	3,094	276,325

Electronic Arts, Inc.(a)	5,995	472,166

Intuit, Inc.	4,843	555,056

Microsoft Corp.	154,450	9,597,523

Oracle Corp.	59,537	2,289,198

Red Hat, Inc.(a)	3,569	248,759

Salesforce.com, Inc.(a)	12,685	868,415

Symantec Corp.	12,386	295,902

Total		16,595,758

Technology Hardware, Storage & Peripherals 3.7%

Apple, Inc.(c)	105,925	12,268,234

Hewlett Packard Enterprise Co.	33,095	765,818

HP, Inc.	33,985	504,337

NetApp, Inc.	5,469	192,892

Seagate Technology PLC	5,851	223,333

Western Digital Corp.	5,675	385,616

Total		14,340,230

Total Information Technology		79,491,290

MATERIALS 2.8%
Chemicals 2.0%

Air Products & Chemicals, Inc.	4,322	621,590

Albemarle Corp.	2,230	191,958

CF Industries Holdings, Inc.	4,630	145,752

Dow Chemical Co. (The)	22,274	1,274,518

Eastman Chemical Co.	2,910	218,861

Ecolab, Inc.	5,211	610,834

EI du Pont de Nemours & Co.	17,273	1,267,838

FMC Corp.	2,663	150,619

International Flavors & Fragrances, Inc.	1,582	186,407

LyondellBasell Industries NV, Class A	6,640	569,579

Monsanto Co.	8,700	915,327

Mosaic Co. (The)	6,962	204,196

PPG Industries, Inc.	5,242	496,732

Praxair, Inc.	5,667	664,116

Common Stocks (continued)
Issuer	Shares	Value ($)
Sherwin-Williams Co. (The)	1,601	430,253

Total		7,948,580

Construction Materials 0.2%

Martin Marietta Materials, Inc.	1,260	279,128

Vulcan Materials Co.	2,627	328,769

Total		607,897

Containers & Packaging 0.3%

Avery Dennison Corp.	1,766	124,009

Ball Corp.	3,473	260,718

International Paper Co.	8,173	433,659

Sealed Air Corp.	3,842	174,196

WestRock Co.	4,991	253,393

Total		1,245,975

Metals & Mining 0.3%

Freeport-McMoRan, Inc.(a)	24,884	328,220

Newmont Mining Corp.	10,539	359,064

Nucor Corp.	6,329	376,702

Total		1,063,986

Total Materials		10,866,438

REAL ESTATE 2.8%
Equity Real Estate Investment Trusts (REITs) 2.8%

American Tower Corp.	8,459	893,947

Apartment Investment & Management Co., Class A	3,114	141,531

AvalonBay Communities, Inc.	2,732	483,974

Boston Properties, Inc.	3,053	384,006

Crown Castle International Corp.	7,163	621,534

Digital Realty Trust, Inc.	3,160	310,502

Equinix, Inc.	1,416	506,093

Equity Residential	7,267	467,704

Essex Property Trust, Inc.	1,300	302,250

Extra Space Storage, Inc.	2,500	193,100

Federal Realty Investment Trust	1,430	203,217

General Growth Properties, Inc.	11,595	289,643

HCP, Inc.	9,284	275,920

Host Hotels & Resorts, Inc.	14,692	276,797

Iron Mountain, Inc.	4,868	158,113

Kimco Realty Corp.	8,445	212,476

Macerich Co. (The)	2,395	169,662

Mid-America Apartment Communities, Inc.	2,250	220,320

ProLogis, Inc.	10,497	554,137

Public Storage	2,964	662,454

Realty Income Corp.	5,140	295,447

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016	13

COLUMBIA VARIABLE PORTFOLIO – LARGE CAP INDEX FUND

PORTFOLIO OF INVESTMENTS (continued)

December 31, 2016

Common Stocks (continued)
Issuer	Shares	Value ($)
Simon Property Group, Inc.	6,244	1,109,371

SL Green Realty Corp.	2,010	216,175

UDR, Inc.	5,310	193,709

Ventas, Inc.	7,038	440,016

Vornado Realty Trust	3,415	356,424

Welltower, Inc.	7,201	481,963

Weyerhaeuser Co.	14,858	447,077

Total		10,867,562

Real Estate Management & Development —%

CBRE Group, Inc., Class A(a)	5,966	187,870

Total Real Estate		11,055,432

TELECOMMUNICATION SERVICES 2.6%
Diversified Telecommunication Services 2.6%

AT&T, Inc.	121,988	5,188,150

CenturyLink, Inc.	10,858	258,203

Frontier Communications Corp.	23,301	78,757

Level 3 Communications, Inc.(a)	5,795	326,606

Verizon Communications, Inc.	80,975	4,322,446

Total		10,174,162

Total Telecommunication Services		10,174,162

UTILITIES 3.1%
Electric Utilities 1.9%

Alliant Energy Corp.	4,520	171,263

American Electric Power Co., Inc.	9,771	615,182

Duke Energy Corp.	13,686	1,062,307

Edison International	6,470	465,775

Entergy Corp.	3,560	261,553

Eversource Energy	6,305	348,225

Exelon Corp.	18,344	651,029

FirstEnergy Corp.	8,458	261,944

NextEra Energy, Inc.	9,283	1,108,947

PG&E Corp.	10,041	610,192

Pinnacle West Capital Corp.	2,212	172,603

PPL Corp.	13,500	459,675

Southern Co. (The)	19,464	957,434

Xcel Energy, Inc.	10,093	410,785

Total		7,556,914

Independent Power and Renewable Electricity Producers 0.1%

AES Corp. (The)	13,093	152,141

NRG Energy, Inc.	6,262	76,772

Total		228,913

Common Stocks (continued)
Issuer	Shares	Value ($)
Multi-Utilities 1.0%

Ameren Corp.	4,822	252,962

CenterPoint Energy, Inc.	8,554	210,771

CMS Energy Corp.	5,541	230,616

Consolidated Edison, Inc.	6,053	445,985

Dominion Resources, Inc.	12,454	953,852

DTE Energy Co.	3,566	351,287

NiSource, Inc.	6,414	142,006

Public Service Enterprise Group, Inc.	10,048	440,906

SCANA Corp.	2,843	208,335

Sempra Energy	4,968	499,980

WEC Energy Group, Inc.	6,273	367,911

Total		4,104,611

Water Utilities 0.1%

American Water Works Co., Inc.	3,540	256,154

Total Utilities		12,146,592

Total Common Stocks
(Cost: $235,358,882)		382,734,167

Money Market Funds 1.8%
	Shares	Value ($)

Columbia Short-Term Cash Fund, 0.594%(b)(d)	6,973,692	6,973,692

Total Money Market Funds
(Cost: $6,973,692)		6,973,692

Total Investments
(Cost: $242,332,574)		389,707,859

Other Assets & Liabilities, Net		1,011,832

Net Assets		390,719,691

The accompanying Notes to Financial Statements are an integral part of this statement.

14	Annual Report 2016

COLUMBIA VARIABLE PORTFOLIO – LARGE CAP INDEX FUND

PORTFOLIO OF INVESTMENTS (continued)

December 31, 2016

At December 31, 2016, securities totaling $289,550 were pledged as collateral.

Investments in Derivatives

Futures Contracts Outstanding at December 31, 2016

Long Futures Contracts Outstanding

Contract Description	Number of Contracts	Trading Currency	Notional Market Value ($)	Expiration Date	Unrealized Appreciation ($)	Unrealized (Depreciation) ($)
S&P 500 Index	1	USD	559,050	03/2017	—	(7,204)

S&P 500 Index	12	USD	6,708,600	03/2017	—	(64,917)

Total			7,267,650		—	(72,121)

Notes to Portfolio of Investments

(a)	Non-income producing investment.

(b)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended December 31, 2016 are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds From Sales ($)	Realized Gain (Loss) ($)	Ending Cost ($)	Dividends — Affiliated Issuers ($)	Value ($)
Ameriprise Financial, Inc.	112,367	30,832	(16,382)	11,775	138,592	8,578	347,797

Columbia Short-Term Cash Fund	5,553,684	59,274,738	(57,854,148)	(582)	6,973,692	23,037	6,973,692

Total	5,666,051	59,305,570	(57,870,530)	11,193	7,112,284	31,615	7,321,489

(c)	This security or a portion of this security has been pledged as collateral in connection with derivative contracts.

(d)	The rate shown is the seven-day current annualized yield at December 31, 2016.

Currency Legend

USD	US Dollar

Fair Value Measurements

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

∎

Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

∎	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

∎	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Certain investments that have been measured at fair value using the net asset value (NAV) per share (or its equivalent) are not categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to reconcile the fair value hierarchy to the amounts presented in the Portfolio of Investments. The Columbia Short-Term Cash Fund seeks to provide shareholders with maximum current income consistent with liquidity and stability of principal. Columbia Short-Term Cash Fund prices its shares with a floating NAV and no longer seeks to maintain a stable NAV.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016	15

COLUMBIA VARIABLE PORTFOLIO – LARGE CAP INDEX FUND

PORTFOLIO OF INVESTMENTS (continued)

December 31, 2016

Fair Value Measurements (continued)

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The following table is a summary of the inputs used to value the Fund’s investments at December 31, 2016:

	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Investments

Common Stocks

Consumer Discretionary	46,043,121	—	—	46,043,121

Consumer Staples	35,865,506	—	—	35,865,506

Energy	28,922,596	—	—	28,922,596

Financials	56,683,846	—	—	56,683,846

Health Care	52,164,537	—	—	52,164,537

Industrials	39,320,647	—	—	39,320,647

Information Technology	79,491,290	—	—	79,491,290

Materials	10,866,438	—	—	10,866,438

Real Estate	11,055,432	—	—	11,055,432

Telecommunication Services	10,174,162	—	—	10,174,162

Utilities	12,146,592	—	—	12,146,592

Total Common Stocks	382,734,167	—	—	382,734,167

Investments measured at net asset value

Money Market Funds	—	—	—	6,973,692

Total Investments	382,734,167	—	—	389,707,859

Derivatives

Liabilities

Futures Contracts	(72,121)	—	—	(72,121)

Total	382,662,046	—	—	389,635,738

See the Portfolio of Investments for all investment classifications not indicated in the table.

Derivative instruments are valued at unrealized appreciation (depreciation).

There were no transfers of financial assets between levels during the period.

The accompanying Notes to Financial Statements are an integral part of this statement.

16	Annual Report 2016

COLUMBIA VARIABLE PORTFOLIO – LARGE CAP INDEX FUND

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2016

Assets

Investments, at value

Unaffiliated issuers (identified cost $235,220,290)	$382,386,370

Affiliated issuers (identified cost $7,112,284)	7,321,489

Total investments (identified cost $242,332,574)	389,707,859

Receivable for:

Capital shares sold	952,015

Dividends	471,379

Foreign tax reclaims	4,625

Expense reimbursement due from Investment Manager	152

Prepaid expenses	2,325

Trustees’ deferred compensation plan	7,687

Total assets	391,146,042

Liabilities

Due to custodian	421

Payable for:

Capital shares purchased	162,179

Variation margin	30,482

Management services fees	62,040

Distribution and/or service fees	37,823

Transfer agent fees	18,611

Compensation of board members	32,625

Chief compliance officer expenses	76

Audit fees	27,005

Printing and postage fees	22,969

Other expenses	24,433

Trustees’ deferred compensation plan	7,687

Total liabilities	426,351

Net assets applicable to outstanding capital stock	$390,719,691

Represented by

Trust capital	$390,719,691

Total — representing net assets applicable to outstanding capital stock	$390,719,691

Class 1

Net assets	$31,465,186

Shares outstanding	1,844,046

Net asset value per share	$17.06

Class 2

Net assets	$11,332,257

Shares outstanding	673,164

Net asset value per share	$16.83

Class 3

Net assets	$347,922,248

Shares outstanding	20,517,404

Net asset value per share	$16.96

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016	17

COLUMBIA VARIABLE PORTFOLIO – LARGE CAP INDEX FUND

STATEMENT OF OPERATIONS

Year Ended December 31, 2016

Net investment income

Income:

Dividends — unaffiliated issuers	$7,195,940

Dividends — affiliated issuers	31,615

Foreign taxes withheld	(22,763)

Total income	7,204,792

Expenses:

Management services fees	652,157

Distribution and/or service fees

Class 2	28,277

Class 3	390,869

Transfer agent fees

Class 1	1,244

Class 2	6,786

Class 3	187,612

Compensation of board members	16,764

Custodian fees	19,402

Printing and postage fees	62,555

Licensing fees	15,000

Audit fees	29,618

Legal fees	10,270

Chief compliance officer expenses	76

Other	2,017

Total expenses	1,422,647

Fees waived or expenses reimbursed by Investment Manager and its affiliates	(152)

Total net expenses	1,422,495

Net investment income	5,782,297

Realized and unrealized gain (loss) — net

Net realized gain (loss) on:

Investments — unaffiliated issuers	4,974,021

Investments — affiliated issuers	11,193

Futures contracts	969,749

Net realized gain	5,954,963

Net change in unrealized appreciation (depreciation) on:

Investments — unaffiliated issuers	24,695,225

Investments — affiliated issuers	(349)

Futures contracts	(165,904)

Net change in unrealized appreciation	24,528,972

Net realized and unrealized gain	30,483,935

Net increase in net assets resulting from operations	$36,266,232

The accompanying Notes to Financial Statements are an integral part of this statement.

18	Annual Report 2016

COLUMBIA VARIABLE PORTFOLIO – LARGE CAP INDEX FUND

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2016	Year Ended December 31, 2015
Operations

Net investment income	$5,782,297	$6,651,888

Net realized gain	5,954,963	5,271,830

Net change in unrealized appreciation (depreciation)	24,528,972	(9,161,440)

Net increase in net assets resulting from operations	36,266,232	2,762,278

Increase in net assets from capital stock activity	38,513,244	7,707,296

Total increase in net assets	74,779,476	10,469,574

Net assets at beginning of year	315,940,215	305,470,641

Net assets at end of year	$390,719,691	$315,940,215

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016	19

COLUMBIA VARIABLE PORTFOLIO – LARGE CAP INDEX FUND

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Year Ended December 31, 2016		Year Ended December 31, 2015
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity

Class 1 shares

Subscriptions	1,914,845	32,356,445	—	—

Redemptions	(71,024)	(1,218,766)	—	—

Net increase	1,843,821	31,137,679	—	—

Class 2 shares

Subscriptions	21,662	344,977	10,751	163,734

Redemptions	(128,377)	(2,009,249)	(241,596)	(3,562,881)

Net decrease	(106,715)	(1,664,272)	(230,845)	(3,399,147)

Class 3 shares

Subscriptions	1,937,569	31,105,430	2,082,479	31,537,301

Redemptions	(1,410,655)	(22,065,593)	(1,345,875)	(20,430,858)

Net increase	526,914	9,039,837	736,604	11,106,443

Total net increase	2,264,020	38,513,244	505,759	7,707,296

The accompanying Notes to Financial Statements are an integral part of this statement.

20	Annual Report 2016

COLUMBIA VARIABLE PORTFOLIO – LARGE CAP INDEX FUND

FINANCIAL HIGHLIGHTS

The following tables are intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect any fees and expenses imposed under your Contract and/or Qualified Plan, as applicable; such fees and expenses would reduce the total returns for all periods shown. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

	Year Ended December 31,
Class 1	2016	2015	2014	2013	2012
Per share data
Net asset value, beginning of period	$15.29	$15.14	$13.36	$10.12	$8.75

Income from investment operations:

Net investment income	0.34	0.34 (a)	0.23	0.21	0.18

Net realized and unrealized gain (loss)	1.43	(0.19)	1.55	3.03	1.19

Total from investment operations	1.77	0.15	1.78	3.24	1.37

Net asset value, end of period	$17.06	$15.29	$15.14	$13.36	$10.12

Total return	11.58%	0.99%	13.32%	32.02%	15.66%

Ratios to average net assets(b)

Total gross expenses	0.32%	0.37%	0.31%	0.31%	0.33%

Total net expenses(c)	0.31%	0.33%	0.31%	0.31%	0.33%

Net investment income	2.14%	2.21%	1.70%	1.77%	1.90%

Supplemental data

Net assets, end of period (in thousands)	$31,465	$3	$3	$21	$16

Portfolio turnover	5%	4%	3%	4%	4%

Notes to Financial Highlights

(a)	Net investment income per share includes special dividends. The effect of these dividends amounted to $0.06 per share.

(b)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(c)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016	21

COLUMBIA VARIABLE PORTFOLIO – LARGE CAP INDEX FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended December 31,
Class 2	2016	2015	2014	2013	2012
Per share data
Net asset value, beginning of period	$15.12	$15.01	$13.27	$10.08	$8.74

Income from investment operations:

Net investment income	0.26	0.29 (a)	0.20	0.18	0.17

Net realized and unrealized gain (loss)	1.45	(0.18)	1.54	3.01	1.17

Total from investment operations	1.71	0.11	1.74	3.19	1.34

Net asset value, end of period	$16.83	$15.12	$15.01	$13.27	$10.08

Total return	11.31%	0.73%	13.11%	31.65%	15.33%

Ratios to average net assets(b)

Total gross expenses	0.56%	0.58%	0.56%	0.56%	0.57%

Total net expenses(c)	0.56%	0.58%	0.56%	0.56%	0.57%

Net investment income	1.65%	1.94%	1.46%	1.52%	1.72%

Supplemental data

Net assets, end of period (in thousands)	$11,332	$11,794	$15,166	$16,371	$14,910

Portfolio turnover	5%	4%	3%	4%	4%

Notes to Financial Highlights

(a)	Net investment income per share includes special dividends. The effect of these dividends amounted to $0.05 per share.

(b)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(c)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

22	Annual Report 2016

COLUMBIA VARIABLE PORTFOLIO – LARGE CAP INDEX FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended December 31,
Class 3	2016	2015	2014	2013	2012
Per share data
Net asset value, beginning of period	$15.21	$15.08	$13.32	$10.11	$8.75

Income from investment operations:

Net investment income	0.28	0.32 (a)	0.22	0.19	0.18

Net realized and unrealized gain (loss)	1.47	(0.19)	1.54	3.02	1.18

Total from investment operations	1.75	0.13	1.76	3.21	1.36

Net asset value, end of period	$16.96	$15.21	$15.08	$13.32	$10.11

Total return	11.51%	0.86%	13.21%	31.75%	15.54%

Ratios to average net assets(b)

Total gross expenses	0.43%	0.46%	0.44%	0.44%	0.44%

Total net expenses(c)	0.43%	0.45%	0.44%	0.44%	0.44%

Net investment income	1.78%	2.10%	1.59%	1.65%	1.86%

Supplemental data

Net assets, end of period (in thousands)	$347,922	$304,143	$290,301	$252,295	$195,032

Portfolio turnover	5%	4%	3%	4%	4%

Notes to Financial Highlights

(a)	Net investment income per share includes special dividends. The effect of these dividends amounted to $0.06 per share.

(b)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(c)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016	23

COLUMBIA VARIABLE PORTFOLIO – LARGE CAP INDEX FUND

NOTES TO FINANCIAL STATEMENTS

December 31, 2016

Note 1. Organization

Columbia Variable Portfolio — Large Cap Index Fund (the Fund), a series of Columbia Funds Variable Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund offers Class 1, Class 2 and Class 3 shares to separate accounts funding variable annuity contracts and variable life insurance policies (collectively, Contracts) issued by affiliated and unaffiliated life insurance companies as well as qualified pension and retirement plans (Qualified Plans) and other qualified institutional investors (Qualified Investors) authorized by Columbia Management Investment Distributors, Inc. (the Distributor). You may not buy (nor will you own) shares of the Fund directly. You may invest by participating in a Qualified Plan or by buying a Contract and making allocations to the Fund. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own cost structure and other features.

Note 2. Summary of Significant Accounting Policies

Basis of Preparation

The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services — Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation

All equity securities are valued at the close of business of the New York Stock Exchange. Equity securities are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.

Foreign equity securities are valued based on the closing price on the foreign exchange in which such securities are primarily traded. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. In those situations, foreign securities will be fair valued pursuant to a policy adopted by the Board of Trustees, including, if available, utilizing a third party pricing service to determine these fair values. The third party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the New York Stock Exchange. The fair value of a security is likely to be different from the quoted or published price, if available.

Investments in open-end investment companies, including money market funds, are valued at their latest net asset value.

Futures and options on futures contracts are valued based upon the settlement price at the close of regular trading on their principal exchanges or, in the absence of transactions, at the mean of the latest quoted bid and ask prices.

24	Annual Report 2016

COLUMBIA VARIABLE PORTFOLIO – LARGE CAP INDEX FUND

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2016

Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security.

The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.

GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.

Derivative Instruments

The Fund invests in certain derivative instruments, as detailed below, to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more securities, currencies, commodities, indices, or other assets or instruments. Derivatives may be used to increase investment flexibility (including to maintain cash reserves while maintaining desired exposure to certain assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligations under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell or terminate, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.

A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform its obligations under the contract. The Fund’s risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty, plus any replacement costs or related amounts. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the clearinghouse or central counterparty (CCP) provides some protection in the case of clearing member default. The clearinghouse or CCP stands between the buyer and the seller of the contract; therefore, additional counterparty credit risk is failure of the clearinghouse or CCP. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker’s customer account. While brokers are required to segregate customer margin from their own assets, in the event that a broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker for all its clients, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s customers (including the Fund), potentially resulting in losses to the Fund.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivatives contract counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting), including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset or netting in bankruptcy, insolvency or other events.

Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the clearinghouse or CCP for exchange-traded and centrally

Annual Report 2016	25

COLUMBIA VARIABLE PORTFOLIO – LARGE CAP INDEX FUND

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2016

cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms are contract specific for over-the-counter derivatives. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

Certain ISDA Master Agreements allow counterparties of over-the-counter derivatives transactions to terminate derivatives contracts prior to maturity in the event the Fund’s net asset value declines by a stated percentage over a specified time period or if the Fund fails to meet certain terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty. The Fund also has termination rights if the counterparty fails to meet certain terms of the ISDA Master Agreement. In addition to considering counterparty credit risk, the Fund would consider terminating the derivatives contracts based on whether termination would result in a net liability owed from the counterparty.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.

Futures Contracts

Futures contracts are exchange-traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to maintain appropriate equity market exposure while keeping sufficient cash to accommodate daily redemptions. These instruments may be used for other purposes in future periods. Upon entering into futures contracts, the Fund bears risks that it may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.

Upon entering into a futures contract, the Fund deposits cash or securities with the broker, known as a futures commission merchant (FCM), in an amount sufficient to meet the initial margin requirement. The initial margin deposit must be maintained at an established level over the life of the contract. Cash deposited as initial margin is recorded in the Statement of Assets and Liabilities as margin deposits. Securities deposited as initial margin are designated in the Portfolio of Investments. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.

Effects of Derivative Transactions in the Financial Statements

The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Statement of Operations, including realized and unrealized gains (losses). The derivative instrument schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.

The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at December 31, 2016:

	Liability Derivatives
Risk Exposure Category	Statement of Assets and Liabilities Location	Fair Value ($)
Equity risk	Component of trust capital — unrealized depreciation on futures contracts	72,121	*

*	Includes cumulative appreciation (depreciation) as reported in the tables following the Portfolio of Investments. Only the current day’s variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.

26	Annual Report 2016

COLUMBIA VARIABLE PORTFOLIO – LARGE CAP INDEX FUND

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2016

The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the year ended December 31, 2016:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Risk Exposure Category	Futures Contracts ($)
Equity risk	969,749
Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Risk Exposure Category	Futures Contracts ($)
Equity risk	(165,904)

The following table provides a summary of the average outstanding volume by derivative instrument for the year ended December 31, 2016:

Derivative Instrument	Average Notional Amounts ($)*
Futures contracts — Long	5,611,925

*	Based on the ending quarterly outstanding amounts for the year ended December 31, 2016.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.

The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds, other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information on the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by the Fund’s management. Management’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.

Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

The Fund is treated as a partnership for federal income tax purposes, and the Fund does not expect to make regular distributions. The Fund will not be subject to federal income tax, and therefore, there is no provision for federal income taxes. The partners of the Fund are subject to tax on their distributive share of the Fund’s income and loss. The components of the Fund’s net assets are reported at the partner-level for federal income tax purposes, and therefore, are not presented in the Statement of Assets and Liabilities.

Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Annual Report 2016	27

COLUMBIA VARIABLE PORTFOLIO – LARGE CAP INDEX FUND

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2016

Foreign Taxes

The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.

Guarantees and Indemnifications

Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Investment Company Reporting Modernization

In October 2016, the U.S. Securities and Exchange Commission adopted new rules and forms, and amendments to certain current rules and forms, to modernize reporting and disclosure of information by registered investment companies. The amendments to Regulation S-X will require standardized, enhanced disclosure about derivatives in investment company financial statements, and will also change the rules governing the form and content of such financial statements. The amendments to Regulation S-X take effect on August 1, 2017. At this time, management is assessing the anticipated impact of these regulatory developments.

Note 3. Fees and Other Transactions with Affiliates

Management Services Fees

Effective May 1, 2016, the Fund entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management

Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. Prior to May 1, 2016, the Fund paid the Investment Manager an annual fee for advisory services under an Investment Management Services Agreement and a separate annual fee for administrative and accounting services under an Administrative Services Agreement. The management services fee is an annual fee that is equal to 0.20% of the Fund’s average daily net assets (reflecting all advisory and administrative services fees paid to the Investment Manager).

For the period from January 1, 2016 through April 30, 2016, the investment advisory services fee paid to the Investment Manager was $100,247, and the administrative services fee paid to the Investment Manager was $100,247.

Other Expenses

Other expenses are for, among other things, miscellaneous expenses of the Fund or the Board of Trustees, including payments to Board Services Corp., a company providing limited administrative services to the Fund and the Board of Trustees. That company’s expenses include boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. For the year ended December 31, 2016, other expenses paid by the Fund to this company were $413.

Compensation of Board Members

Board of Trustee members, who are not officers or employees of the Investment Manager or Ameriprise Financial, are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Plan), these Board of Trustee members may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan. All amounts payable under the Plan constitute a general unsecured obligation of the Fund.

Compensation of Chief Compliance Officer

The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund is allocated a portion of the expenses associated with the Chief Compliance Officer based on relative net assets of the Trust.

28	Annual Report 2016

COLUMBIA VARIABLE PORTFOLIO – LARGE CAP INDEX FUND

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2016

Transfer Agency Fees

The Fund has a Transfer and Dividend Disbursing Agent Agreement with Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial. The annual fee rate under this agreement is 0.06% of the Fund’s average daily net assets attributable to each share class.

Distribution Fees

The Fund has an agreement with the Distributor, an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution services. Under a Plan and Agreement of Distribution, the Fund pays a fee at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Class 2 shares and an annual rate of up to 0.125% of the Fund’s average daily net assets attributable to Class 3 shares. The Fund pays no distribution and service fees for Class 1 shares.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rates as a percentage of the class’ average daily net assets:

Fee Rates Contractual through April 30, 2017
Class 1	0.330%
Class 2	0.580
Class 3	0.455

Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend and interest expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.

Note 4. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $57,051,685 and $14,705,702, respectively, for the year ended December 31, 2016. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.

Note 5. Affiliated Money Market Fund

The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends — affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. Effective October 1, 2016, the Affiliated MMF prices its shares with a floating net asset value (NAV) and no longer seeks to maintain a stable NAV. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.

Note 6. Line of Credit

The Fund has access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., HSBC Bank USA, N.A. and JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility agreement, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, that permits collective

Annual Report 2016	29

COLUMBIA VARIABLE PORTFOLIO – LARGE CAP INDEX FUND

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2016

borrowings up to $1 billion. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations.

The Fund had no borrowings during the year ended December 31, 2016.

Note 7. Significant Risks

Shareholder Concentration Risk

At December 31, 2016, affiliated shareholders of record owned 97.1% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid or more liquid positions, resulting in Fund losses and the Fund holding a higher percentage of less liquid or illiquid securities. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.

Technology and Technology-Related Investment Risk

The Fund may be more susceptible to the particular risks that may affect companies in the information technology sector, as well as other technology-related sectors (collectively, the technology sectors) than if it were invested in a wider variety of companies in unrelated sectors. Companies in the technology sectors are subject to certain risks, including the risk that new services, equipment or technologies will not be accepted by consumers and businesses or will become rapidly obsolete. Performance of such companies may be affected by factors including obtaining and protecting patents (or the failure to do so) and significant competitive pressures, including aggressive pricing of their products or services, new market entrants, competition for market share and short product cycles due to an accelerated rate of technological developments. Such competitive pressures may lead to limited earnings and/or falling profit margins. As a result, the value of their securities may fall or fail to rise. In addition, many technology sector companies have limited operating histories and prices of these companies’ securities historically have been more volatile than other securities, especially over the short term.

Note 8. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Note 9. Information Regarding Pending and Settled Legal Proceedings

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

30	Annual Report 2016

COLUMBIA VARIABLE PORTFOLIO – LARGE CAP INDEX FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of Columbia Funds Variable Series Trust II and the Shareholders of

Columbia Variable Portfolio — Large Cap Index Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Variable Portfolio — Large Cap Index Fund (the “Fund,” a series of Columbia Funds Variable Series Trust II) as of December 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of December 31, 2016 by correspondence with the custodian, brokers and transfer agent, and the application of alternative auditing procedures where such confirmations had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Minneapolis, MN

February 17, 2017

Annual Report 2016	31

COLUMBIA VARIABLE PORTFOLIO – LARGE CAP INDEX FUND

TRUSTEES AND OFFICERS

Shareholders elect the Board that oversees the Fund’s operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, Trustees not affiliated with the Investment Manager generally may serve through the end of the calendar year in which they reach either the mandatory retirement age established by the Board or the fifteenth anniversary of the first Board meeting they attended as a member of the Board.

Independent Trustees
Name, Address, Year of Birth	Position Held With the Trust and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
George S. Batejan 901 S. Marquette Ave. Minneapolis, MN 55402 1953	Trustee since 1/17	Executive Vice President, Global Head of Technology and Operations, Janus Capital Group, Inc., 2010-2016	124	Trustee to other Columbia Funds since 2017; Advisory Board Member, University of Colorado Business School (Executive Committee, Nominating Committee and Governance Committee) since November 2015; former Chairman of the Board, NICSA (National Investment Company Services Association), 2014-2016; former Director, Intech Investment Management, 2011-2016; former Board Member, Metro Denver Chamber of Commerce, 2015-2016
Kathleen Blatz 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Trustee since 1/06 for RiverSource Funds and since 6/11 for Nations Funds	Attorney, specializing in arbitration and mediation; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees	126	Trustee to other Columbia Funds since 2006; Trustee, BlueCross BlueShield of Minnesota (Chair of the Business Development Committee) since 2009; Chair of the Robina Foundation since August 2013
Edward J. Boudreau, Jr. 901 S. Marquette Ave. Minneapolis, MN 55402 1944	Trustee since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, E.J. Boudreau & Associates (consulting) since 2000; FINRA Industry Arbitrator, 2002-present; Chairman and Chief Executive Officer, John Hancock Investments (asset management), Chairman and Interested Trustee for open-end and closed-end funds offered by John Hancock, 1989-2000; John Hancock Mutual Life Insurance Company, including Senior Vice President and Treasurer and Senior Vice President Information Technology, 1968-1988	124	Trustee to other Columbia Funds since 2005; former Trustee, Boston Museum of Science (Chair of Finance Committee), 1985- 2013; former Trustee, BofA Funds Series Trust (11 funds), 2005-2011

32	Annual Report 2016

COLUMBIA VARIABLE PORTFOLIO – LARGE CAP INDEX FUND

TRUSTEES AND OFFICERS (continued)

Independent Trustees (continued)
Name, Address, Year of Birth	Position Held With the Trust and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
Pamela G. Carlton 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Trustee since 7/07 for RiverSource Funds and since 6/11 for Nations Funds	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, Morgan Stanley, 1982-1991	126	Trustee to other Columbia Funds since 2007; Trustee, New York Presbyterian Hospital Board (Executive Committee and Chair of Human Resources Committee) since 1996
William P. Carmichael 901 S. Marquette Ave. Minneapolis, MN 55402 1943	Trustee since 6/11 for RiverSource Funds and since 2003 for Nations Funds; Chair of the Board from 1/14-11/15	Retired; Co-founder, The Succession Fund (provides exit strategies to owners of privately held companies), 1998-2007; Adjunct Professor of Finance, Kelley School of Business, Indiana University, 1993-2007; Senior Vice President, Sara Lee Corporation, 1991-1993; Senior Vice President and Chief Financial Officer, Beatrice Foods Company, 1984-1990; Vice President, Esmark, Inc., 1973-1984; Associate, Price Waterhouse, 1968-1972	126	Trustee to other Columbia Funds since 2003; Director, The Finish Line (athletic shoes and apparel) since July 2003; Director, hhgregg since May, 2015; former Director, Cobra Electronics Corporation (electronic equipment manufacturer), 1994-August 2014; former Director, Spectrum Brands, Inc. (consumer products), 2002-2009; former Director, Simmons Company (bedding), 2004-2010; former Trustee, BofA Funds Series Trust (11 funds) 2003-2011; former Director, McMoRan Exploration Company (oil and gas exploration and development) 2010-2013; former Director, International Textile Corp., 2012-2016
Patricia M. Flynn 901 S. Marquette Ave. Minneapolis, MN 55402 1950	Trustee since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Trustee Professor of Economics and Management, Bentley University since 1976 (also teaches and conducts research on corporate governance); Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	126	Trustee to other Columbia Funds since 2004; Trustee, MA Taxpayers Foundation since 1997; Board of Governors, Innovation Institute, MA Technology Collaborative since 2010
William A. Hawkins 901 S. Marquette Ave. Minneapolis, MN 55402 1942	Chair of the Board since 11/15; Trustee since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, Overton Partners (financial consulting), since August 2010; President and Chief Executive Officer, California General Bank, N.A., January 2008-August 2010; Operation Hope, COO, 2004-2007; IndyMac Bancorp, President, CBG, 1999-2003; American General Bank, President, 1997-1999; Griffin Financial Services, CEO, 1981-1997; The Griffin Funds, CEO, 1992-1998	126	Trustee to other Columbia Funds since 2005; former Trustee, BofA Funds Series Trust (11 funds), 2005-2015

Annual Report 2016	33

COLUMBIA VARIABLE PORTFOLIO – LARGE CAP INDEX FUND

TRUSTEES AND OFFICERS (continued)

Independent Trustees (continued)
Name, Address, Year of Birth	Position Held With the Trust and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
Catherine James Paglia 901 S. Marquette Ave. Minneapolis, MN 55402 1952	Trustee since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Director, Enterprise Asset Management, Inc. (private real estate and asset management company) since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Managing Director, Morgan Stanley, 1982-1989; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	126	Trustee to other Columbia Funds since 2004; Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012; Trustee, Carleton College (on the Investment Committee); Trustee, Carnegie Endowment for International Peace (on the Investment Committee)
Minor M. Shaw 901 S. Marquette Ave. Minneapolis, MN 55402 1947	Trustee since 6/11 for RiverSource Funds and since 2003 for Nations Funds	President, Micco LLC (private investments) since 2011; President, Micco Corp. (family investment business), 1998-2011	126	Trustee to other Columbia Funds since 2003; Director, BlueCross BlueShield of South Carolina since April 2008; Advisory Board member, Duke Energy Corp. since October 2016; Chair of the Duke Endowment; Director, National Association of Corporate Directors, Carolinas Chapter, since 2013; Chair of Greenville — Spartanburg Airport Commission; former Trustee, BofA Funds Series Trust (11 funds), 2003-2011; former Director, Piedmont Natural Gas, 2004-2016
John G. Taft 901 S. Marquette Ave. Minneapolis, MN 55402 1955	Trustee since 1/17	Chief Executive Officer, RBC Wealth Management (a division of RBC Capital Markets LLC), 2005-2016	124	Trustee to other Columbia Funds since 2017; Trustee, Andy Warhol Foundation for Visual Arts (Finance Committee) since 2014; former Director, RBC Global Asset Management — U.S., 2001-2016

34	Annual Report 2016

COLUMBIA VARIABLE PORTFOLIO – LARGE CAP INDEX FUND

TRUSTEES AND OFFICERS (continued)

Independent Trustees (continued)
Name, Address, Year of Birth	Position Held With the Trust and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
Alison Taunton-Rigby 901 S. Marquette Ave. Minneapolis, MN 55402 1944	Trustee since 11/02 for RiverSource Funds and since 6/11 for Nations Funds	President, Chief Executive Officer and Director, RiboNovix, Inc., 2003-2010; CMT Inc., 2001-2003; Aquila Biopharmaceuticals Inc., 1996-2000; Cambridge Biotech Corporation, 1995- 1996; Mitotix Inc., 1993-1994	126	Trustee to other Columbia Funds since 2002; Director, Boston Children’s Hospital since 2002; Director, ICI Mutual Insurance Company, since 2011; Director, Blumont/IRD since 2016; Director, Mount Ida College since 2016; former Director, Abt Associates (government contractor), 2001-2016; former Director, Healthways, Inc. (health and well-being solutions), 2005-2016

Interested Trustee Not Affiliated with Investment Manager*
Name, Address, Year of Birth	Position Held With the Trusts and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
Anthony M. Santomero 901 S. Marquette Ave. Minneapolis, MN 55402 1946	Trustee since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008; President, Federal Reserve Bank of Philadelphia, 2000- 2006; Professor of Finance, The Wharton School, University of Pennsylvania, 1972-2002	124	Trustee to other Columbia Funds since 2008; Trustee, Penn Mutual Life Insurance Company since March 2008; Director, Renaissance Reinsurance Ltd. since May 2008; Director, Citigroup Inc. since 2009; Director, Citibank, N.A. since 2009; former Trustee, BofA Funds Series Trust (11 funds), 2008-2011

*	Dr. Santomero is not an affiliated person of the Investment Manager or Ameriprise Financial. However, he is currently deemed by the Funds to be an “interested person” (as defined in the 1940 Act) of the Funds because he serves as a Director of Citigroup Inc. and Citibank, N.A., companies that may directly or through subsidiaries and affiliates engage from time-to-time in brokerage execution, principal transactions and lending relationships with the Funds or accounts advised/managed by the Investment Manager.

Annual Report 2016	35

COLUMBIA VARIABLE PORTFOLIO – LARGE CAP INDEX FUND

TRUSTEES AND OFFICERS (continued)

Interested Trustee Affiliated with Investment Manager*
Name, Address, Year of Birth	Position Held With the Trusts and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
William F. Truscott c/o Columbia Management Investment Advisers, LLC, 225 Franklin St. Boston, MA 02110 1960	Trustee since 11/01 for RiverSource Funds and since 6/11 for Nations Funds; Senior Vice President since 2002 for RiverSource Funds and since 5/10 for Nations Funds	Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010-September 2012); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006-August 2012.	185	Trustee to other Columbia Funds since 2001; Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010; Director, Columbia Management Investment Distributors, Inc. since May 2010; Former Director, Ameriprise Certificate Company, 2006-January 2013

*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.

The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611 or contacting your financial intermediary.

36	Annual Report 2016

COLUMBIA VARIABLE PORTFOLIO – LARGE CAP INDEX FUND

TRUSTEES AND OFFICERS (continued)

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Truscott, who is Senior Vice President, the Fund’s other officers are:

Fund Officers
Name, Address and Year of Birth	Position and Year First Appointed to Position for any Fund in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) During Past Five Years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously, Vice President and Chief Counsel January 2010-December 2014); officer of Columbia Funds and affiliated funds since 2007.
Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Treasurer (2011), Chief Financial Officer (2009) and Chief Accounting Officer (2015)	Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; senior officer of Columbia Funds and affiliated funds since 2002.
Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Senior Vice President (2011), Chief Legal Officer (2015) and Assistant Secretary (2008)	Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since January 2017 (previously Vice President and Lead Chief Counsel, November 2008-January 2017 and January 2013-January 2017, respectively, and Chief Counsel, January 2010-January 2013); Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since May 2010.
Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010.
Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)	Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Executive Vice President and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since July 2013 (previously Director and Global Chief Investment Officer, 2010-2013).
Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010.
Amy Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Vice President (2006)	Managing Director and Global Head of Operations, Columbia Management Investment Advisers, LLC since April 2016 (previously Managing Director and Chief Operating Officer, 2010-2016).
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Vice President and Secretary (2015)	Vice President and Group Counsel, Ameriprise Financial, Inc. since August 2011; officer of Columbia Funds and affiliated funds since 2005.

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COLUMBIA VARIABLE PORTFOLIO – LARGE CAP INDEX FUND

IMPORTANT INFORMATION ABOUT THIS REPORT

The policy of the Board is to vote the proxies of the companies in which each fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how each fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting investor.columbiathreadneedleus.com, or searching the website of the SEC at sec.gov.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund’s Form N-Q is available on the SEC’s website at sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. Each fund’s complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.

Annual Report 2016	41

Columbia Variable Portfolio – Large Cap Index Fund

P.O. Box 8081

Boston, MA 02266-8081

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For fund and other investment product prospectuses, which contains this and other important information, contact your financial advisor or insurance representative. Please read the prospectus carefully before you invest. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved. Columbia Management Investment Distributors, Inc., 225 Franklin Street, Boston, MA 02110-2804

© 2017 Columbia Management Investment Advisers, LLC.

S-6461 AN (2/17)

ANNUAL REPORT

December 31, 2016

COLUMBIA VARIABLE PORTFOLIO – MID CAP GROWTH FUND

Please remember that you may not buy (nor will you own) shares of the Fund directly. The Fund is available through variable annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies as well as qualified pension and retirement plans. Please contact your financial advisor or insurance representative for more information.

COLUMBIA VARIABLE PORTFOLIO – MID CAP GROWTH FUND

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.

Annual Report 2016

COLUMBIA VARIABLE PORTFOLIO – MID CAP GROWTH FUND

PERFORMANCE OVERVIEW

Performance Summary

∎	Columbia Variable Portfolio — Mid Cap Growth Fund (the Fund) Class 3 shares returned 2.16% for the 12-month period that ended December 31, 2016.

∎	The Fund underperformed its benchmark, the Russell Midcap Growth Index, which returned 7.33% during the same time period.

∎	Fund performance was largely driven by stock selection, which proved disappointing in a number of sectors, but particularly within the information technology and industrials sectors.

Average Annual Total Returns (%) (for period ended December 31, 2016)
	Inception	1 Year	5 Years	10 Years
Class 1*	05/03/10	2.29	11.13	6.45
Class 2*	05/03/10	2.03	10.87	6.24
Class 3	05/01/01	2.16	11.01	6.36
Russell Midcap Growth Index		7.33	13.51	7.83

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your financial advisor or insurance representative.

Performance results reflect the effect of any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.

*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit investor.columbiathreadneedleus.com/investment-products/variable-products/appended-performance for more information.

The Russell Midcap Growth Index, an unmanaged index, measures the performance of those Russell Midcap Index companies with higher price-to-book ratios and forecasted growth values.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.

2	Annual Report 2016

COLUMBIA VARIABLE PORTFOLIO – MID CAP GROWTH FUND

PERFORMANCE OVERVIEW (continued)

Performance of a Hypothetical $10,000 Investment (January 1, 2007 — December 31, 2016)

The chart above shows the change in value of a hypothetical $10,000 investment in Class 3 shares of Columbia Variable Portfolio — Mid Cap Growth Fund during the stated time period, and does not reflect the deduction of taxes, if any, that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The returns also do not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan, if any.

Annual Report 2016	3

COLUMBIA VARIABLE PORTFOLIO – MID CAP GROWTH FUND

MANAGER DISCUSSION OF FUND PERFORMANCE

Portfolio Management

George Myers, CFA

Brian Neigut

James King*

William Chamberlain, CFA

*	Effective January 27, 2016, Mr. King no longer serves as a portfolio manager of the Fund.

Top Ten Holdings (%) (at December 31, 2016)
O’Reilly Automotive, Inc.	2.0
Foot Locker, Inc.	1.8
NVIDIA Corp.	1.6
Electronic Arts, Inc.	1.6
Palo Alto Networks, Inc.	1.6
FleetCor Technologies, Inc.	1.5
Skyworks Solutions, Inc.	1.5
Dr. Pepper Snapple Group, Inc.	1.4
Dollar General Corp.	1.4
Lam Research Corp.	1.4

Percentages indicated are based upon total investments (excluding Money Market Funds).

For further detail about these holdings, please refer to the section entitled “Portfolio of Investments.”

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

Portfolio Breakdown (%) (at December 31, 2016)
Common Stocks	96.5
Money Market Funds	3.5
Total	100.0

Percentages indicated are based upon total investments. The Fund’s portfolio composition is subject to change.

Equity Sector Breakdown (%) (at December 31, 2016)
Consumer Discretionary	21.6
Consumer Staples	6.4
Energy	3.2
Financials	5.8
Health Care	16.9
Industrials	14.8
Information Technology	24.3
Materials	4.1
Real Estate	2.9
Total	100.0

Percentages indicated are based upon total equity investments. The Fund’s portfolio composition is subject to change.

At December 31, 2016, approximately 34% of the Fund’s shares were owned in the aggregate by affiliated funds-of-funds managed by Columbia Management Investment Advisers, LLC (the Investment Manager). As a result of asset allocation decisions by the Investment Manager, it is possible that the Fund may experience relatively large purchases or redemptions from affiliated funds-of-funds. The Investment Manager seeks to minimize the impact of these transactions by structuring them over a reasonable period of time. The Fund may experience increased expenses as it buys and sells securities as a result of purchases or redemptions by affiliated funds-of-funds.

For the 12-month period that ended December 31, 2016, the Fund’s Class 3 shares returned 2.16%. The Fund underperformed its benchmark, the Russell Midcap Growth Index, which returned 7.33% for the same time period. Fund performance was largely driven by stock selection, which proved disappointing in a number of sectors, but particularly within the information technology and industrials sectors.

U.S. Markets Logged Solid Gains

Global events, political uncertainty and mixed economic data were enough to keep investors off balance in 2016 as financial markets moved sharply in reaction to each significant change on the world stage. Early in the year concerns about China and oil rattled the equity markets and drove stock prices down in February. After a swift rebound, the stock market caved again in the early summer in reaction to the U.K. vote to exit the European Union. U.S. Treasury yields also plummeted. Once again, the markets rebounded, but investors again retreated in the third quarter in reaction to mixed economic data and political uncertainty. However, the end of a contentious U.S. Presidential contest eliminated a key element of uncertainty, and economic data turned almost unanimously positive. Steady job growth drove unemployment down to 4.6%. Corporate earnings growth picked up. Manufacturing activity accelerated, and the price of oil stabilized.

In December 2016, the Federal Reserve (the Fed) raised the target range of its benchmark interest rate by a quarter of a point, its first such move in a year. The Fed’s action had been widely anticipated and had little or no impact on the financial markets when it occurred. The Fed indicated that it would continue to monitor inflation and the job market in considering future rate hikes.

Against this backdrop, the S&P 500 Index, a broad measure of U.S. stock market performance, rose 11.96%. Small and mid-cap stocks outperformed large-cap stocks, and value outperformed growth by an especially large margin. As interest rates rose during the period, energy and interest-rate sensitive financials were the strongest performing equity sectors. Foreign stock markets lagged the U.S. markets. The MSCI EAFE Index (Net), a broad measure of performance in developed markets outside the United States, rose just 1.00% for the year. Rising interest rates kept a lid on bond prices. The Bloomberg Barclays U.S. Aggregate Bond Index, a broad measure of the performance of investment grade bonds, returned 2.65% for the year.

4	Annual Report 2016

COLUMBIA VARIABLE PORTFOLIO – MID CAP GROWTH FUND

MANAGER DISCUSSION OF FUND PERFORMANCE (continued)

Contributors and Detractors

Security selection in both the consumer staples and consumer discretionary sectors, as well as an underweight position in consumer discretionary, aided results. Within consumer discretionary, we had a timely entry and exit point on Kate Spade, despite a challenging retail environment for the company. Off-price retailer Burlington Stores was a strong performer, thanks to several consecutive periods of above-consensus earnings, plus positive store growth and an expanded line of merchandise.

Stock selection in the information technology, industrials and health care sectors detracted from performance. Palo Alto Networks, a next-generation cybersecurity company, declined due to weak earnings and a lack of investor enthusiasm for growth stocks. In health care, global specialty pharmaceutical company Endo International disappointed because of poor results plus negative market perceptions regarding pain medications.

At Period’s End

Although we plan to monitor factors such as interest rates, trade agreements, tax policy and regulations, we have not made any significant position changes that reflect the transition to a new administration in Washington. We will continue to adhere to our bottom-up, fundamental research process seeking to identify companies with strong balance sheets and very robust top- and bottom-line growth opportunities.

Annual Report 2016	5

COLUMBIA VARIABLE PORTFOLIO – MID CAP GROWTH FUND

UNDERSTANDING YOUR FUND’S EXPENSES

(Unaudited)

As an investor, you incur ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

The information below does not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy (collectively, Contracts) or qualified pension and retirement plan (Qualified Plan), if any. The total fees and expenses you bear may therefore be higher than those shown below.

Analyzing Your Fund’s Expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare With Other Funds” below for details on how to use the hypothetical data.

Compare With Other Funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as redemption or exchange fees, or expenses that apply to the subaccount or the Contract. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If the fees and expenses imposed under your Contract or Qualified Plan, if any, were included, your costs would be higher.

July 1, 2016 – December 31, 2016

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)		Expenses Paid During the Period ($)		Fund’s Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class 1	1,000.00	1,000.00	1,040.70	1,021.20	3.88	3.84	0.76
Class 2	1,000.00	1,000.00	1,039.30	1,019.95	5.15	5.10	1.01
Class 3	1,000.00	1,000.00	1,040.00	1,020.60	4.49	4.45	0.88

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 366.

Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.

Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.

6	Annual Report 2016

COLUMBIA VARIABLE PORTFOLIO – MID CAP GROWTH FUND

PORTFOLIO OF INVESTMENTS

December 31, 2016

(Percentages represent value of investments compared to net assets)

Common Stocks 96.0%
Issuer	Shares	Value ($)
CONSUMER DISCRETIONARY 20.8%
Auto Components 1.1%

Delphi Automotive PLC	65,909	4,438,971

Hotels, Restaurants & Leisure 2.5%

Aramark	80,840	2,887,605

Marriott International, Inc., Class A	27,242	2,252,368

Six Flags Entertainment Corp.	53,551	3,210,918

Vail Resorts, Inc.	13,220	2,132,518

Total		10,483,409

Household Durables 1.9%

D.R. Horton, Inc.	103,160	2,819,363

Mohawk Industries, Inc.(a)	24,714	4,934,891

Total		7,754,254

Internet & Direct Marketing Retail 0.7%

Expedia, Inc.	25,567	2,896,230

Media 1.9%

CBS Corp., Class B Non Voting	43,702	2,780,321

Interpublic Group of Companies, Inc. (The)	227,877	5,334,601

Total		8,114,922

Multiline Retail 2.5%

Dollar General Corp.	76,428	5,661,022

Dollar Tree, Inc.(a)	30,107	2,323,658

Nordstrom, Inc.	53,890	2,582,948

Total		10,567,628

Specialty Retail 7.8%

AutoZone, Inc.(a)	2,862	2,260,379

Burlington Stores, Inc.(a)	29,840	2,528,940

Foot Locker, Inc.	103,157	7,312,800

Michaels Companies, Inc. (The)(a)	103,578	2,118,170

O’Reilly Automotive, Inc.(a)	28,809	8,020,714

Ross Stores, Inc.	67,415	4,422,424

Ulta Salon Cosmetics & Fragrance, Inc.(a)	11,094	2,828,304

Williams-Sonoma, Inc.	66,047	3,196,014

Total		32,687,745

Textiles, Apparel & Luxury Goods 2.4%

Coach, Inc.	112,004	3,922,380

lululemon athletica, Inc.(a)	36,859	2,395,467

Michael Kors Holdings Ltd.(a)	30,530	1,312,179

PVH Corp.	27,275	2,461,296

Total		10,091,322

Total Consumer Discretionary		87,034,481

Common Stocks (continued)
Issuer	Shares	Value ($)
CONSUMER STAPLES 6.1%
Beverages 1.3%

Dr. Pepper Snapple Group, Inc.	62,797	5,693,804

Food & Staples Retailing 0.9%

SYSCO Corp.	65,117	3,605,528

Food Products 3.0%

Blue Buffalo Pet Products, Inc.(a)	104,641	2,515,570

Hershey Co. (The)	33,217	3,435,634

Hormel Foods Corp.	108,576	3,779,530

Tyson Foods, Inc., Class A	47,041	2,901,489

Total		12,632,223

Household Products 0.5%

Clorox Co. (The)	17,656	2,119,073

Personal Products 0.4%

Herbalife Ltd.(a)	34,261	1,649,325

Total Consumer Staples		25,699,953

ENERGY 3.0%
Energy Equipment & Services 0.7%

Superior Energy Services, Inc.	169,380	2,859,135

Oil, Gas & Consumable Fuels 2.3%

Cabot Oil & Gas Corp.	138,389	3,232,767

Concho Resources, Inc.(a)	28,153	3,733,088

Newfield Exploration Co.(a)	71,291	2,887,285

Total		9,853,140

Total Energy		12,712,275

FINANCIALS 5.6%
Banks 2.8%

East West Bancorp, Inc.	51,187	2,601,835

First Republic Bank	39,480	3,637,687

Signature Bank(a)	34,899	5,241,830

Total		11,481,352

Capital Markets 1.8%

S&P Global, Inc.	28,360	3,049,834

T. Rowe Price Group, Inc.	60,194	4,530,201

Total		7,580,035

Consumer Finance 1.0%

Ally Financial, Inc.	108,910	2,071,468

SLM Corp.(a)	193,290	2,130,056

Total		4,201,524

Total Financials		23,262,911

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016	7

COLUMBIA VARIABLE PORTFOLIO – MID CAP GROWTH FUND

PORTFOLIO OF INVESTMENTS (continued)

December 31, 2016

Common Stocks (continued)
Issuer	Shares	Value ($)
HEALTH CARE 16.3%
Biotechnology 2.9%

Alexion Pharmaceuticals, Inc.(a)	19,950	2,440,883

BioMarin Pharmaceutical, Inc.(a)	57,687	4,778,791

Incyte Corp.(a)	46,367	4,649,219

Total		11,868,893

Health Care Equipment & Supplies 6.6%

Cooper Companies, Inc. (The)	14,866	2,600,509

CR Bard, Inc.	21,322	4,790,200

Dentsply Sirona, Inc.	37,122	2,143,053

Edwards Lifesciences Corp.(a)	56,084	5,255,071

Hologic, Inc.(a)	100,598	4,035,992

IDEXX Laboratories, Inc.(a)	36,260	4,252,210

Zimmer Biomet Holdings, Inc.	45,319	4,676,921

Total		27,753,956

Health Care Providers & Services 4.0%

AmerisourceBergen Corp.	45,217	3,535,517

Henry Schein, Inc.(a)	32,671	4,956,518

Humana, Inc.	10,380	2,117,831

Laboratory Corp. of America Holdings(a)	27,849	3,575,255

VCA, Inc.(a)	37,426	2,569,295

Total		16,754,416

Life Sciences Tools & Services 1.7%

Agilent Technologies, Inc.	62,588	2,851,509

Mettler-Toledo International, Inc.(a)	6,337	2,652,415

Waters Corp.(a)	10,529	1,414,992

Total		6,918,916

Pharmaceuticals 1.1%

Jazz Pharmaceuticals PLC(a)	20,065	2,187,687

Mallinckrodt PLC(a)	51,124	2,546,998

Total		4,734,685

Total Health Care		68,030,866

INDUSTRIALS 14.2%
Aerospace & Defense 1.1%

Spirit AeroSystems Holdings, Inc., Class A	76,963	4,490,791

Airlines 0.8%

Alaska Air Group, Inc.	35,826	3,178,841

Building Products 1.0%

AO Smith Corp.	85,615	4,053,870

Commercial Services & Supplies 0.7%

KAR Auction Services, Inc.	69,934	2,980,587

Common Stocks (continued)
Issuer	Shares	Value ($)
Electrical Equipment 2.9%

Acuity Brands, Inc.	17,097	3,947,014

AMETEK, Inc.	103,712	5,040,403

Rockwell Automation, Inc.	23,748	3,191,731

Total		12,179,148

Industrial Conglomerates 1.0%

Roper Technologies, Inc.	23,628	4,325,814

Machinery 3.0%

IDEX Corp.	34,534	3,110,132

Ingersoll-Rand PLC	30,683	2,302,453

Middleby Corp. (The)(a)	19,674	2,534,208

Snap-On, Inc.	26,382	4,518,445

Total		12,465,238

Professional Services 2.8%

Equifax, Inc.	42,020	4,968,024

IHS Markit Ltd.(a)	96,892	3,430,946

Nielsen Holdings PLC	79,578	3,338,297

Total		11,737,267

Road & Rail 0.7%

JB Hunt Transport Services, Inc.	31,788	3,085,661

Trading Companies & Distributors 0.2%

United Rentals, Inc.(a)	8,068	851,820

Total Industrials		59,349,037

INFORMATION TECHNOLOGY 23.3%
Communications Equipment 1.5%

Palo Alto Networks, Inc.(a)	49,962	6,247,748

Electronic Equipment, Instruments & Components 0.8%

Amphenol Corp., Class A	48,330	3,247,776

Internet Software & Services 1.4%

Akamai Technologies, Inc.(a)	42,387	2,826,365

CoStar Group, Inc.(a)	16,331	3,078,230

Total		5,904,595

IT Services 6.8%

Alliance Data Systems Corp.	14,693	3,357,351

Fidelity National Information Services, Inc.	72,063	5,450,845

Fiserv, Inc.(a)	37,276	3,961,693

FleetCor Technologies, Inc.(a)	43,427	6,145,789

Gartner, Inc.(a)	20,576	2,079,616

Paychex, Inc.	68,941	4,197,128

Vantiv, Inc., Class A(a)	56,954	3,395,598

Total		28,588,020

The accompanying Notes to Financial Statements are an integral part of this statement.

8	Annual Report 2016

COLUMBIA VARIABLE PORTFOLIO – MID CAP GROWTH FUND

PORTFOLIO OF INVESTMENTS (continued)

December 31, 2016

Common Stocks (continued)
Issuer	Shares	Value ($)
Semiconductors & Semiconductor Equipment 5.6%

Lam Research Corp.	53,105	5,614,792

Maxim Integrated Products, Inc.	133,356	5,143,541

NVIDIA Corp.	62,040	6,622,149

Skyworks Solutions, Inc.	81,654	6,096,288

Total		23,476,770

Software 7.2%

Activision Blizzard, Inc.	66,621	2,405,684

Citrix Systems, Inc.(a)	37,387	3,339,033

Electronic Arts, Inc.(a)	80,808	6,364,438

Mobileye NV(a)	60,585	2,309,500

Red Hat, Inc.(a)	63,971	4,458,779

ServiceNow, Inc.(a)	38,490	2,861,347

Splunk, Inc.(a)	24,952	1,276,295

Tableau Software, Inc., Class A(a)	44,741	1,885,833

Ultimate Software Group, Inc. (The)(a)	28,677	5,229,251

Total		30,130,160

Total Information Technology		97,595,069

MATERIALS 3.9%
Chemicals 1.7%

Sherwin-Williams Co. (The)	9,513	2,556,524

Westlake Chemical Corp.	83,463	4,673,093

Total		7,229,617

Construction Materials 0.9%

Martin Marietta Materials, Inc.	17,742	3,930,385

Common Stocks (continued)
Issuer	Shares	Value ($)
Containers & Packaging 1.3%

Berry Plastics Group, Inc.(a)	70,803	3,450,230

WestRock Co.	35,773	1,816,196

Total		5,266,426

Total Materials		16,426,428

REAL ESTATE 2.8%
Equity Real Estate Investment Trusts (REITs) 2.8%

CyrusOne, Inc.	94,947	4,246,979

Equinix, Inc.	12,905	4,612,376

Equity LifeStyle Properties, Inc.	40,351	2,909,307

Total		11,768,662

Total Real Estate		11,768,662

Total Common Stocks
(Cost: $379,477,563)		401,879,682

Money Market Funds 3.4%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.594%(b)(c)	14,422,299	14,422,299

Total Money Market Funds
(Cost: $14,422,299)		14,422,299

Total Investments
(Cost: $393,899,862)		416,301,981

Other Assets & Liabilities, Net		2,326,035

Net Assets		418,628,016

Notes to Portfolio of Investments

(a)	Non-income producing investment.

(b)	The rate shown is the seven-day current annualized yield at December 31, 2016.

(c)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended December 31, 2016 are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds From Sales ($)	Realized Gain (Loss) ($)	Ending Cost ($)	Dividends — Affiliated Issuers ($)	Value ($)
Columbia Short-Term Cash Fund	12,981,994	229,734,914	(228,295,101)	492	14,422,299	73,475	14,422,299

Fair Value Measurements

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016	9

COLUMBIA VARIABLE PORTFOLIO – MID CAP GROWTH FUND

PORTFOLIO OF INVESTMENTS (continued)

December 31, 2016

Fair Value Measurements (continued)

Fair value inputs are summarized in the three broad levels listed below:

∎

Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

∎	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

∎	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Certain investments that have been measured at fair value using the net asset value (NAV) per share (or its equivalent) are not categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to reconcile the fair value hierarchy to the amounts presented in the Portfolio of Investments. The Columbia Short-Term Cash Fund seeks to provide shareholders with maximum current income consistent with liquidity and stability of principal. Columbia Short-Term Cash Fund prices its shares with a floating NAV and no longer seeks to maintain a stable NAV.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The accompanying Notes to Financial Statements are an integral part of this statement.

10	Annual Report 2016

COLUMBIA VARIABLE PORTFOLIO – MID CAP GROWTH FUND

PORTFOLIO OF INVESTMENTS (continued)

December 31, 2016

Fair Value Measurements (continued)

The following table is a summary of the inputs used to value the Fund’s investments at December 31, 2016:

	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Investments

Common Stocks

Consumer Discretionary	87,034,481	—	—	87,034,481

Consumer Staples	25,699,953	—	—	25,699,953

Energy	12,712,275	—	—	12,712,275

Financials	23,262,911	—	—	23,262,911

Health Care	68,030,866	—	—	68,030,866

Industrials	59,349,037	—	—	59,349,037

Information Technology	97,595,069	—	—	97,595,069

Materials	16,426,428	—	—	16,426,428

Real Estate	11,768,662	—	—	11,768,662

Total Common Stocks	401,879,682	—	—	401,879,682

Investments measured at net asset value

Money Market Funds	—	—	—	14,422,299

Total Investments	401,879,682	—	—	416,301,981

See the Portfolio of Investments for all investment classifications not indicated in the table.

There were no transfers of financial assets between levels during the period.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016	11

COLUMBIA VARIABLE PORTFOLIO – MID CAP GROWTH FUND

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2016

Assets

Investments, at value

Unaffiliated issuers (identified cost $379,477,563)	$401,879,682

Affiliated issuers (identified cost $14,422,299)	14,422,299

Total investments (identified cost $393,899,862)	416,301,981

Receivable for:

Investments sold	4,428,198

Capital shares sold	16,325

Dividends	242,412

Expense reimbursement due from Investment Manager	59,226

Prepaid expenses	2,442

Total assets	421,050,584

Liabilities

Payable for:

Investments purchased	1,649,351

Capital shares purchased	276,524

Management services fees	285,337

Distribution and/or service fees	28,396

Transfer agent fees	20,878

Compensation of board members	99,660

Chief compliance officer expenses	93

Other expenses	62,329

Total liabilities	2,422,568

Net assets applicable to outstanding capital stock	$418,628,016

Represented by

Trust capital	$418,628,016

Total — representing net assets applicable to outstanding capital stock	$418,628,016

Class 1

Net assets	$158,566,398

Shares outstanding	7,560,063

Net asset value per share	$20.97

Class 2

Net assets	$12,910,374

Shares outstanding	625,402

Net asset value per share	$20.64

Class 3

Net assets	$247,151,244

Shares outstanding	11,882,044

Net asset value per share	$20.80

The accompanying Notes to Financial Statements are an integral part of this statement.

12	Annual Report 2016

COLUMBIA VARIABLE PORTFOLIO – MID CAP GROWTH FUND

STATEMENT OF OPERATIONS

Year Ended December 31, 2016

Net investment income

Income:

Dividends — unaffiliated issuers	$3,840,448

Dividends — affiliated issuers	73,475

Foreign taxes withheld	(1,723)

Total income	3,912,200

Expenses:

Management services fees	3,001,132

Distribution and/or service fees

Class 2	31,600

Class 3	320,085

Transfer agent fees

Class 1	58,369

Class 2	7,584

Class 3	153,636

Compensation of board members	21,442

Custodian fees	24,082

Printing and postage fees	64,050

Audit fees	28,548

Legal fees	10,569

Chief compliance officer expenses	93

Other	13,941

Total expenses	3,735,131

Fees waived or expenses reimbursed by Investment Manager and its affiliates	(603,519)

Total net expenses	3,131,612

Net investment income	780,588

Realized and unrealized gain (loss) — net

Net realized gain (loss) on:

Investments — unaffiliated issuers	9,908,619

Investments — affiliated issuers	492

Net realized gain	9,909,111

Net change in unrealized appreciation (depreciation) on:

Investments — unaffiliated issuers	(610,846)

Net change in unrealized depreciation	(610,846)

Net realized and unrealized gain	9,298,265

Net increase in net assets resulting from operations	$10,078,853

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016	13

COLUMBIA VARIABLE PORTFOLIO – MID CAP GROWTH FUND

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2016	Year Ended December 31, 2015
Operations

Net investment income	$780,588	$3,998,206

Net realized gain	9,909,111	56,749,302

Net change in unrealized depreciation	(610,846)	(38,964,322)

Net increase in net assets resulting from operations	10,078,853	21,783,186

Increase (decrease) in net assets from capital stock activity	96,548,966	(88,472,777)

Total increase (decrease) in net assets	106,627,819	(66,689,591)

Net assets at beginning of year	312,000,197	378,689,788

Net assets at end of year	$418,628,016	$312,000,197

The accompanying Notes to Financial Statements are an integral part of this statement.

14	Annual Report 2016

COLUMBIA VARIABLE PORTFOLIO – MID CAP GROWTH FUND

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Year Ended December 31, 2016		Year Ended December 31, 2015
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity

Class 1 shares

Subscriptions	6,886,330	139,509,693	68,486	1,440,696

Redemptions	(212,149)	(4,293,550)	(3,368,980)	(70,041,984)

Net increase (decrease)	6,674,181	135,216,143	(3,300,494)	(68,601,288)

Class 2 shares

Subscriptions	120,137	2,386,089	318,587	6,513,953

Redemptions	(182,851)	(3,570,799)	(174,219)	(3,578,029)

Net increase (decrease)	(62,714)	(1,184,710)	144,368	2,935,924

Class 3 shares

Subscriptions	17,163	344,487	83,901	1,732,626

Redemptions	(1,885,352)	(37,826,954)	(1,205,182)	(24,540,039)

Net decrease	(1,868,189)	(37,482,467)	(1,121,281)	(22,807,413)

Total net increase (decrease)	4,743,278	96,548,966	(4,277,407)	(88,472,777)

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016	15

COLUMBIA VARIABLE PORTFOLIO – MID CAP GROWTH FUND

FINANCIAL HIGHLIGHTS

The following tables are intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect any fees and expenses imposed under your Contract and/or Qualified Plan, as applicable; such fees and expenses would reduce the total returns for all periods shown. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

	Year Ended December 31,
Class 1	2016	2015	2014		2013	2012
Per share data
Net asset value, beginning of period	$20.50	$19.41	$18.07		$13.78	$12.37

Income from investment operations:

Net investment income (loss)	0.03	0.14 (a)	(0.02)		(0.03)	0.06

Net realized and unrealized gain	0.44	0.95	1.36		4.32	1.35

Total from investment operations	0.47	1.09	1.34		4.29	1.41

Net asset value, end of period	$20.97	$20.50	$19.41		$18.07	$13.78

Total return	2.29%	5.62%	7.41%		31.13%	11.40%

Ratios to average net assets(b)

Total gross expenses	0.92%	0.94%	0.91	%(c)	0.90%	0.93%

Total net expenses(d)	0.76%	0.84%	0.88	%(c)	0.87%	0.88%

Net investment income (loss)	0.16%	0.67%	(0.09%)		(0.21%)	0.44%

Supplemental data

Net assets, end of period (in thousands)	$158,566	$18,161	$81,262		$226,579	$216,944

Portfolio turnover	150%	109%	96%		115%	134%

Notes to Financial Highlights

(a)	Net investment income per share includes special dividends. The effect of these dividends amounted to $0.14 per share.

(b)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(c)	Ratios include line of credit interest expense which is less than 0.01%.

(d)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

16	Annual Report 2016

COLUMBIA VARIABLE PORTFOLIO – MID CAP GROWTH FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended December 31,
Class 2	2016	2015	2014		2013	2012
Per share data
Net asset value, beginning of period	$20.23	$19.20	$17.92		$13.69	$12.32

Income from investment operations:

Net investment income (loss)	0.02	0.23 (a)	(0.05)		(0.06)	(0.01)

Net realized and unrealized gain	0.39	0.80	1.33		4.29	1.38

Total from investment operations	0.41	1.03	1.28		4.23	1.37

Net asset value, end of period	$20.64	$20.23	$19.20		$17.92	$13.69

Total return	2.03%	5.36%	7.14%		30.90%	11.12%

Ratios to average net assets(b)

Total gross expenses	1.18%	1.20%	1.17	%(c)	1.15%	1.18%

Total net expenses(d)	1.01%	1.05%	1.13	%(c)	1.12%	1.15%

Net investment income (loss)	0.11%	1.11%	(0.30%)		(0.40%)	(0.04%)

Supplemental data

Net assets, end of period (in thousands)	$12,910	$13,920	$10,439		$9,455	$921

Portfolio turnover	150%	109%	96%		115%	134%

Notes to Financial Highlights

(a)	Net investment income per share includes special dividends. The effect of these dividends amounted to $0.27 per share.

(b)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(c)	Ratios include line of credit interest expense which is less than 0.01%.

(d)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016	17

COLUMBIA VARIABLE PORTFOLIO – MID CAP GROWTH FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended December 31,
Class 3	2016	2015	2014		2013	2012
Per share data
Net asset value, beginning of period	$20.36	$19.30	$17.99		$13.73	$12.34

Income from investment operations:

Net investment income (loss)	0.05	0.25 (a)	(0.03)		(0.05)	0.00 (b)

Net realized and unrealized gain	0.39	0.81	1.34		4.31	1.39

Total from investment operations	0.44	1.06	1.31		4.26	1.39

Net asset value, end of period	$20.80	$20.36	$19.30		$17.99	$13.73

Total return	2.16%	5.49%	7.28%		31.03%	11.26%

Ratios to average net assets(c)

Total gross expenses	1.05%	1.07%	1.04	%(d)	1.03%	1.05%

Total net expenses(e)	0.88%	0.92%	1.00	%(d)	1.00%	1.03%

Net investment income (loss)	0.24%	1.24%	(0.18%)		(0.34%)	0.02%

Supplemental data

Net assets, end of period (in thousands)	$247,151	$279,919	$286,989		$307,835	$270,346

Portfolio turnover	150%	109%	96%		115%	134%

Notes to Financial Highlights

(a)	Net investment income per share includes special dividends. The effect of these dividends amounted to $0.28 per share.

(b)	Rounds to zero.

(c)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(d)	Ratios include line of credit interest expense which is less than 0.01%.

(e)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

18	Annual Report 2016

COLUMBIA VARIABLE PORTFOLIO – MID CAP GROWTH FUND

NOTES TO FINANCIAL STATEMENTS

December 31, 2016

Note 1. Organization

Columbia Variable Portfolio — Mid Cap Growth Fund (the Fund), a series of Columbia Funds Variable Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund offers Class 1, Class 2 and Class 3 shares to separate accounts funding variable annuity contracts and variable life insurance policies (collectively, Contracts) issued by affiliated and unaffiliated life insurance companies as well as qualified pension and retirement plans (Qualified Plans) and other qualified institutional investors (Qualified Investors) authorized by Columbia Management Investment Distributors, Inc. (the Distributor). You may not buy (nor will you own) shares of the Fund directly. You may invest by participating in a Qualified Plan or by buying a Contract and making allocations to the Fund. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own cost structure and other features.

Note 2. Summary of Significant Accounting Policies

Basis of Preparation

The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services — Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation

All equity securities are valued at the close of business of the New York Stock Exchange. Equity securities are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.

Foreign equity securities are valued based on the closing price on the foreign exchange in which such securities are primarily traded. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. In those situations, foreign securities will be fair valued pursuant to a policy adopted by the Board of Trustees, including, if available, utilizing a third party pricing service to determine these fair values. The third party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the New York Stock Exchange. The fair value of a security is likely to be different from the quoted or published price, if available.

Investments in open-end investment companies, including money market funds, are valued at their latest net asset value.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or

Annual Report 2016	19

COLUMBIA VARIABLE PORTFOLIO – MID CAP GROWTH FUND

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2016

class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security.

The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.

GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.

The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange traded funds, other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information on the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by the Fund’s management. Management’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.

Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

The Fund is treated as a partnership for federal income tax purposes, and the Fund does not expect to make regular distributions. The Fund will not be subject to federal income tax, and therefore, there is no provision for federal income taxes. The partners of the Fund are subject to tax on their distributive share of the Fund’s income and loss. The components of the Fund’s net assets are reported at the partner-level for federal income tax purposes, and therefore, are not presented in the Statement of Assets and Liabilities.

Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Foreign Taxes

The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and

20	Annual Report 2016

COLUMBIA VARIABLE PORTFOLIO – MID CAP GROWTH FUND

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2016

unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.

Guarantees and Indemnifications

Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Investment Company Reporting Modernization

In October 2016, the U.S. Securities and Exchange Commission adopted new rules and forms, and amendments to certain current rules and forms, to modernize reporting and disclosure of information by registered investment companies. The amendments to Regulation S-X will require standardized, enhanced disclosure about derivatives in investment company financial statements, and will also change the rules governing the form and content of such financial statements. The amendments to Regulation S-X take effect on August 1, 2017. At this time, management is assessing the anticipated impact of these regulatory developments.

Note 3. Fees and Other Transactions with Affiliates

Management Services Fees

Effective May 1, 2016, the Fund entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to a percentage of the Fund’s average daily net assets that declines from 0.82% to 0.65% as the Fund’s net assets increase. Prior to May 1, 2016, the Fund paid the Investment Manager an annual fee for advisory services under an Investment Management Services Agreement and a separate annual fee for administrative and accounting services under an Administrative Services Agreement. The effective management services fee rate for the year ended December 31, 2016 (reflecting all advisory and administrative services fees paid to the Investment Manager) was 0.82% of the Fund’s average daily net assets. For the period from January 1, 2016 through April 30, 2016, the investment advisory services fee paid to the Investment Manager was $728,498, and the administrative services fee paid to the Investment Manager was $57,512.

Other Expenses

Other expenses are for, among other things, miscellaneous expenses of the Fund or the Board of Trustees, including payments to Board Services Corp., a company providing limited administrative services to the Fund and the Board of Trustees. That company’s expenses include boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. For the year ended December 31, 2016, other expenses paid by the Fund to this company were $411.

Compensation of Board Members

Board of Trustee members, who are not officers or employees of the Investment Manager or Ameriprise Financial, are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Plan), these Board of Trustee members may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan. All amounts payable under the Plan constitute a general unsecured obligation of the Fund.

Compensation of Chief Compliance Officer

The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund is allocated a portion of the expenses associated with the Chief Compliance Officer based on relative net assets of the Trust.

Transfer Agency Fees

The Fund has a Transfer and Dividend Disbursing Agent Agreement with Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial. The annual fee rate under this

Annual Report 2016	21

COLUMBIA VARIABLE PORTFOLIO – MID CAP GROWTH FUND

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2016

agreement is 0.06% of the Fund’s average daily net assets attributable to each share class.

Distribution Fees

The Fund has an agreement with the Distributor, an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution services. Under a Plan and Agreement of Distribution, the Fund pays a fee at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Class 2 shares and an annual rate of up to 0.125% of the Fund’s average daily net assets attributable to Class 3 shares. The Fund pays no distribution and service fees for Class 1 shares.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rates as a percentage of the class’ average daily net assets:

Fee rates contractual through April 30, 2017
Class 1	0.760%
Class 2	1.010
Class 3	0.885

Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend and interest expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.

Note 4. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $618,237,930 and $528,117,320, respectively, for the year ended December 31, 2016. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.

Note 5. Affiliated Money Market Fund

The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends — affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. Effective October 1, 2016, the Affiliated MMF prices its shares with a floating net asset value (NAV) and no longer seeks to maintain a stable NAV. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.

Note 6. Line of Credit

The Fund has access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., HSBC Bank USA, N.A. and JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility agreement, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, that permits collective borrowings up to $1 billion. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations.

22	Annual Report 2016

COLUMBIA VARIABLE PORTFOLIO – MID CAP GROWTH FUND

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2016

The Fund had no borrowings during the year ended December 31, 2016.

Note 7. Significant Risks

Shareholder Concentration Risk

At December 31, 2016, affiliated shareholders of record owned 95.5% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid or more liquid positions, resulting in Fund losses and the Fund holding a higher percentage of less liquid or illiquid securities. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.

Technology and Technology-Related Investment Risk

The Fund may be more susceptible to the particular risks that may affect companies in the information technology sector, as well as other technology-related sectors (collectively, the technology sectors) than if it were invested in a wider variety of companies in unrelated sectors. Companies in the technology sectors are subject to certain risks, including the risk that new services, equipment or technologies will not be accepted by consumers and businesses or will become rapidly obsolete. Performance of such companies may be affected by factors including obtaining and protecting patents (or the failure to do so) and significant competitive pressures, including aggressive pricing of their products or services, new market entrants, competition for market share and short product cycles due to an accelerated rate of technological developments. Such competitive pressures may lead to limited earnings and/or falling profit margins. As a result, the value of their securities may fall or fail to rise. In addition, many technology sector companies have limited operating histories and prices of these companies’ securities historically have been more volatile than other securities, especially over the short term.

Consumer Discretionary Sector Risk

The Fund may be more susceptible to the particular risks that may affect companies in the consumer discretionary sector than if it were invested in a wider variety of companies in unrelated sectors. Companies in the consumer discretionary sector are subject to certain risks, including fluctuations in the performance of the overall domestic and international economy, interest rate changes, increased competition and consumer confidence. Performance of such companies may be affected by factors including reduced disposable household income, reduced consumer spending, changing demographics and consumer tastes.

Note 8. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Note 9. Information Regarding Pending and Settled Legal Proceedings

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

Annual Report 2016	23

COLUMBIA VARIABLE PORTFOLIO – MID CAP GROWTH FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of Columbia Funds Variable Series Trust II and the Shareholders of Columbia Variable Portfolio — Mid Cap Growth Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Variable Portfolio — Mid Cap Growth Fund (the “Fund,” a series of Columbia Funds Variable Series Trust II) as of December 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of December 31, 2016 by correspondence with the custodian, brokers and transfer agent, and the application of alternative auditing procedures where such confirmations had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Minneapolis, MN

February 17, 2017

24	Annual Report 2016

COLUMBIA VARIABLE PORTFOLIO – MID CAP GROWTH FUND

TRUSTEES AND OFFICERS

Shareholders elect the Board that oversees the Fund’s operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, Trustees not affiliated with the Investment Manager generally may serve through the end of the calendar year in which they reach either the mandatory retirement age established by the Board or the fifteenth anniversary of the first Board meeting they attended as a member of the Board.

Independent Trustees
Name, Address, Year of Birth	Position Held With the Trust and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
George S. Batejan 901 S. Marquette Ave. Minneapolis, MN 55402 1953	Trustee since 1/17	Executive Vice President, Global Head of Technology and Operations, Janus Capital Group, Inc., 2010-2016	124	Trustee to other Columbia Funds since 2017; Advisory Board Member, University of Colorado Business School (Executive Committee, Nominating Committee and Governance Committee) since November 2015; former Chairman of the Board, NICSA (National Investment Company Services Association), 2014-2016; former Director, Intech Investment Management, 2011-2016; former Board Member, Metro Denver Chamber of Commerce, 2015-2016
Kathleen Blatz 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Trustee since 1/06 for RiverSource Funds and since 6/11 for Nations Funds	Attorney, specializing in arbitration and mediation; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees	126	Trustee to other Columbia Funds since 2006; Trustee, BlueCross BlueShield of Minnesota (Chair of the Business Development Committee) since 2009; Chair of the Robina Foundation since August 2013
Edward J. Boudreau, Jr. 901 S. Marquette Ave. Minneapolis, MN 55402 1944	Trustee since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, E.J. Boudreau & Associates (consulting) since 2000; FINRA Industry Arbitrator, 2002-present; Chairman and Chief Executive Officer, John Hancock Investments (asset management), Chairman and Interested Trustee for open-end and closed-end funds offered by John Hancock, 1989-2000; John Hancock Mutual Life Insurance Company, including Senior Vice President and Treasurer and Senior Vice President Information Technology, 1968-1988	124	Trustee to other Columbia Funds since 2005; former Trustee, Boston Museum of Science (Chair of Finance Committee), 1985- 2013; former Trustee, BofA Funds Series Trust (11 funds), 2005-2011

Annual Report 2016	25

COLUMBIA VARIABLE PORTFOLIO – MID CAP GROWTH FUND

TRUSTEES AND OFFICERS (continued)

Independent Trustees (continued)
Name, Address, Year of Birth	Position Held With the Trust and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
Pamela G. Carlton 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Trustee since 7/07 for RiverSource Funds and since 6/11 for Nations Funds	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, Morgan Stanley, 1982-1991	126	Trustee to other Columbia Funds since 2007; Trustee, New York Presbyterian Hospital Board (Executive Committee and Chair of Human Resources Committee) since 1996
William P. Carmichael 901 S. Marquette Ave. Minneapolis, MN 55402 1943	Trustee since 6/11 for RiverSource Funds and since 2003 for Nations Funds; Chair of the Board from 1/14-11/15	Retired; Co-founder, The Succession Fund (provides exit strategies to owners of privately held companies), 1998-2007; Adjunct Professor of Finance, Kelley School of Business, Indiana University, 1993-2007; Senior Vice President, Sara Lee Corporation, 1991-1993; Senior Vice President and Chief Financial Officer, Beatrice Foods Company, 1984-1990; Vice President, Esmark, Inc., 1973-1984; Associate, Price Waterhouse, 1968-1972	126	Trustee to other Columbia Funds since 2003; Director, The Finish Line (athletic shoes and apparel) since July 2003; Director, hhgregg since May, 2015; former Director, Cobra Electronics Corporation (electronic equipment manufacturer), 1994-August 2014; former Director, Spectrum Brands, Inc. (consumer products), 2002-2009; former Director, Simmons Company (bedding), 2004-2010; former Trustee, BofA Funds Series Trust (11 funds) 2003-2011; former Director, McMoRan Exploration Company (oil and gas exploration and development) 2010-2013; former Director, International Textile Corp., 2012-2016
Patricia M. Flynn 901 S. Marquette Ave. Minneapolis, MN 55402 1950	Trustee since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Trustee Professor of Economics and Management, Bentley University since 1976 (also teaches and conducts research on corporate governance); Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	126	Trustee to other Columbia Funds since 2004; Trustee, MA Taxpayers Foundation since 1997; Board of Governors, Innovation Institute, MA Technology Collaborative since 2010
William A. Hawkins 901 S. Marquette Ave. Minneapolis, MN 55402 1942	Chair of the Board since 11/15; Trustee since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, Overton Partners (financial consulting), since August 2010; President and Chief Executive Officer, California General Bank, N.A., January 2008-August 2010; Operation Hope, COO, 2004-2007; IndyMac Bancorp, President, CBG, 1999-2003; American General Bank, President, 1997-1999; Griffin Financial Services, CEO, 1981-1997; The Griffin Funds, CEO, 1992-1998	126	Trustee to other Columbia Funds since 2005; former Trustee, BofA Funds Series Trust (11 funds), 2005-2015

26	Annual Report 2016

COLUMBIA VARIABLE PORTFOLIO – MID CAP GROWTH FUND

TRUSTEES AND OFFICERS (continued)

Independent Trustees (continued)
Name, Address, Year of Birth	Position Held With the Trust and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
Catherine James Paglia 901 S. Marquette Ave. Minneapolis, MN 55402 1952	Trustee since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Director, Enterprise Asset Management, Inc. (private real estate and asset management company) since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Managing Director, Morgan Stanley, 1982-1989; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	126	Trustee to other Columbia Funds since 2004; Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012; Trustee, Carleton College (on the Investment Committee); Trustee, Carnegie Endowment for International Peace (on the Investment Committee)
Minor M. Shaw 901 S. Marquette Ave. Minneapolis, MN 55402 1947	Trustee since 6/11 for RiverSource Funds and since 2003 for Nations Funds	President, Micco LLC (private investments) since 2011; President, Micco Corp. (family investment business), 1998-2011	126	Trustee to other Columbia Funds since 2003; Director, BlueCross BlueShield of South Carolina since April 2008; Advisory Board member, Duke Energy Corp. since October 2016; Chair of the Duke Endowment; Director, National Association of Corporate Directors, Carolinas Chapter, since 2013; Chair of Greenville — Spartanburg Airport Commission; former Trustee, BofA Funds Series Trust (11 funds), 2003-2011; former Director, Piedmont Natural Gas, 2004-2016
John G. Taft 901 S. Marquette Ave. Minneapolis, MN 55402 1955	Trustee since 1/17	Chief Executive Officer, RBC Wealth Management (a division of RBC Capital Markets LLC), 2005-2016	124	Trustee to other Columbia Funds since 2017; Trustee, Andy Warhol Foundation for Visual Arts (Finance Committee) since 2014; former Director, RBC Global Asset Management — U.S., 2001-2016

Annual Report 2016	27

COLUMBIA VARIABLE PORTFOLIO – MID CAP GROWTH FUND

TRUSTEES AND OFFICERS (continued)

Independent Trustees (continued)
Name, Address, Year of Birth	Position Held With the Trust and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
Alison Taunton-Rigby 901 S. Marquette Ave. Minneapolis, MN 55402 1944	Trustee since 11/02 for RiverSource Funds and since 6/11 for Nations Funds	President, Chief Executive Officer and Director, RiboNovix, Inc., 2003-2010; CMT Inc., 2001-2003; Aquila Biopharmaceuticals Inc., 1996-2000; Cambridge Biotech Corporation, 1995- 1996; Mitotix Inc., 1993-1994	126	Trustee to other Columbia Funds since 2002; Director, Boston Children’s Hospital since 2002; Director, ICI Mutual Insurance Company, since 2011; Director, Blumont/IRD since 2016; Director, Mount Ida College since 2016; former Director, Abt Associates (government contractor), 2001-2016; former Director, Healthways, Inc. (health and well-being solutions), 2005-2016

Interested Trustee Not Affiliated with Investment Manager*
Name, Address, Year of Birth	Position Held With the Trusts and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
Anthony M. Santomero 901 S. Marquette Ave. Minneapolis, MN 55402 1946	Trustee since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008; President, Federal Reserve Bank of Philadelphia, 2000- 2006; Professor of Finance, The Wharton School, University of Pennsylvania, 1972-2002	124	Trustee to other Columbia Funds since 2008; Trustee, Penn Mutual Life Insurance Company since March 2008; Director, Renaissance Reinsurance Ltd. since May 2008; Director, Citigroup Inc. since 2009; Director, Citibank, N.A. since 2009; former Trustee, BofA Funds Series Trust (11 funds), 2008-2011

*	Dr. Santomero is not an affiliated person of the Investment Manager or Ameriprise Financial. However, he is currently deemed by the Funds to be an “interested person” (as defined in the 1940 Act) of the Funds because he serves as a Director of Citigroup Inc. and Citibank, N.A., companies that may directly or through subsidiaries and affiliates engage from time-to-time in brokerage execution, principal transactions and lending relationships with the Funds or accounts advised/managed by the Investment Manager.

28	Annual Report 2016

COLUMBIA VARIABLE PORTFOLIO – MID CAP GROWTH FUND

TRUSTEES AND OFFICERS (continued)

Interested Trustee Affiliated with Investment Manager*
Name, Address, Year of Birth	Position Held With the Trusts and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
William F. Truscott c/o Columbia Management Investment Advisers, LLC, 225 Franklin St. Boston, MA 02110 1960	Trustee since 11/01 for RiverSource Funds and since 6/11 for Nations Funds; Senior Vice President since 2002 for RiverSource Funds and since 5/10 for Nations Funds	Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010-September 2012); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006-August 2012.	185	Trustee to other Columbia Funds since 2001; Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010; Director, Columbia Management Investment Distributors, Inc. since May 2010; Former Director, Ameriprise Certificate Company, 2006-January 2013

*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.

The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611 or contacting your financial intermediary.

Annual Report 2016	29

COLUMBIA VARIABLE PORTFOLIO – MID CAP GROWTH FUND

TRUSTEES AND OFFICERS (continued)

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Truscott, who is Senior Vice President, the Fund’s other officers are:

Fund Officers
Name, Address and Year of Birth	Position and Year First Appointed to Position for any Fund in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) During Past Five Years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously, Vice President and Chief Counsel January 2010-December 2014); officer of Columbia Funds and affiliated funds since 2007.
Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Treasurer (2011), Chief Financial Officer (2009) and Chief Accounting Officer (2015)	Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; senior officer of Columbia Funds and affiliated funds since 2002.
Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Senior Vice President (2011), Chief Legal Officer (2015) and Assistant Secretary (2008)	Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since January 2017 (previously Vice President and Lead Chief Counsel, November 2008-January 2017 and January 2013-January 2017, respectively, and Chief Counsel, January 2010-January 2013); Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since May 2010.
Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010.
Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)	Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Executive Vice President and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since July 2013 (previously Director and Global Chief Investment Officer, 2010-2013).
Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010.
Amy Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Vice President (2006)	Managing Director and Global Head of Operations, Columbia Management Investment Advisers, LLC since April 2016 (previously Managing Director and Chief Operating Officer, 2010-2016).
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Vice President and Secretary (2015)	Vice President and Group Counsel, Ameriprise Financial, Inc. since August 2011; officer of Columbia Funds and affiliated funds since 2005.

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Annual Report 2016	31

COLUMBIA VARIABLE PORTFOLIO – MID CAP GROWTH FUND

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COLUMBIA VARIABLE PORTFOLIO – MID CAP GROWTH FUND

IMPORTANT INFORMATION ABOUT THIS REPORT

The policy of the Board is to vote the proxies of the companies in which each fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how each fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting investor.columbiathreadneedleus.com, or searching the website of the SEC at sec.gov.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund’s Form N-Q is available on the SEC’s website at sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. Each fund’s complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.

Annual Report 2016	33

Columbia Variable Portfolio – Mid Cap Growth Fund

P.O. Box 8081

Boston, MA 02266-8081

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before Investing. For fund and other investment product prospectuses, which contains this and other important information, contact your financial advisor or insurance representative. Please read the prospectus carefully before you invest. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved. Columbia Management Investment Distributors, Inc., 225 Franklin Street, Boston, MA 02110-2804

© 2017 Columbia Management Investment Advisers, LLC.

S-6651 AN (2/17)

ANNUAL REPORT

December 31, 2016

COLUMBIA VARIABLE PORTFOLIO – SELECT INTERNATIONAL EQUITY FUND

Please remember that you may not buy (nor will you own) shares of the Fund directly. The Fund is available through variable annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies as well as qualified pension and retirement plans. Please contact your financial advisor or insurance representative for more information.

COLUMBIA VARIABLE PORTFOLIO – SELECT INTERNATIONAL EQUITY FUND

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.

Annual Report 2016

COLUMBIA VARIABLE PORTFOLIO – SELECT INTERNATIONAL EQUITY FUND

PERFORMANCE OVERVIEW

Performance Summary

∎	Columbia Variable Portfolio — Select International Equity Fund (the Fund) Class 3 shares returned -6.10% for the 12-month period that ended December 31, 2016.

∎	The Fund underperformed its benchmark, the MSCI EAFE Index (Net), which returned 1.00% for the same time period.

∎

While the Fund benefited from holdings in information technology and utilities, less exposure to the yield and value segments of the market, which were favored by investors during the period, detracted from performance. The three sectors that detracted most from performance were industrials, where the Fund was overweight, and materials and financials, where the Fund was underweight relative to the benchmark.

Average Annual Total Returns (%) (for period ended December 31, 2016)
	Inception	1 Year	5 Years	10 Years
Class 1*	05/03/10	-6.00	5.47	1.11
Class 2*	05/03/10	-6.27	5.19	0.84
Class 3	01/13/92	-6.10	5.33	1.02
MSCI EAFE Index (Net)		1.00	6.53	0.75

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your financial advisor or insurance representative.

Performance results reflect the effect of any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.

*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit investor.columbiathreadneedleus.com/investment-products/variable-products/appended-performance for more information.

The Fund’s performance prior to May 2015 reflects returns achieved pursuant to different principal investment strategies. If the Fund’s current strategies had been in place for the prior periods, results shown may have been different.

The MSCI EAFE Index (Net) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. The index is compiled from a composite of securities markets of Europe, Australasia and the Far East and is widely recognized by investors in foreign markets as the measurement index for portfolios of non-North American securities.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes (except the MSCI EAFE Index (Net), which reflects reinvested dividends net of withholding taxes) or other expenses of investing. Securities in the Fund may not match those in an index.

2	Annual Report 2016

COLUMBIA VARIABLE PORTFOLIO – SELECT INTERNATIONAL EQUITY FUND

PERFORMANCE OVERVIEW (continued)

Performance of a Hypothetical $10,000 Investment (January 1, 2007 — December 31, 2016)

The chart above shows the change in value of a hypothetical $10,000 investment in Class 3 shares of Columbia Variable Portfolio — Select International Equity Fund during the stated time period, and does not reflect the deduction of taxes, if any, that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The returns also do not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan, if any.

Annual Report 2016	3

COLUMBIA VARIABLE PORTFOLIO – SELECT INTERNATIONAL EQUITY FUND

MANAGER DISCUSSION OF FUND PERFORMANCE

Portfolio Management

Threadneedle International Limited

Simon Haines, CFA

William Davies

David Dudding, CFA

Top Ten Holdings (%) (at December 31, 2016)
ASML Holding NV (Netherlands)	3.7
Airbus Group SE (France)	3.4
Royal Dutch Shell PLC, Class A (United Kingdom)	3.3
Roche Holding AG, Genusschein Shares (Switzerland)	3.3
CRH PLC (Ireland)	3.1
3i Group PLC (United Kingdom)	2.8
Bank of Ireland (Ireland)	2.8
AIA Group Ltd. (Hong Kong)	2.8
Unilever PLC (United Kingdom)	2.7
L’Oreal SA (France)	2.7

Percentages indicated are based upon total investments (excluding Money Market).

For further detail about these holdings, please refer to the section entitled “Portfolio of Investments.”

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

At December 31, 2016, approximately 63.1% of the Fund’s shares were owned in the aggregate by affiliated funds-of-funds managed by Columbia Management Investment Advisers, LLC (the Investment Manager). As a result of asset allocation decisions by the Investment Manager, it is possible that the Fund may experience relatively large purchases or redemptions from affiliated funds-of-funds. The Investment Manager seeks to minimize the impact of these transactions by structuring them over a reasonable period of time. The Fund may experience increased expenses as it buys and sells securities as a result of purchases or redemptions by affiliated funds-of-funds.

For the 12-month period that ended December 31, 2016, the Fund’s Class 3 shares returned -6.10%. The Fund underperformed its benchmark, the MSCI EAFE Index (Net), which returned 1.00% over the same period. While the Fund benefited from holdings in information technology and utilities, less exposure to the yield and value segments of the market, which were favored by investors during the period, detracted from performance. The three sectors that detracted most from performance were industrials, where the Fund was overweight, and materials and financials, where the Fund was underweight relative to the benchmark.

A Choppy Start, Then a Relief Rally for Global Stocks

Global markets made solid gains in U.S. dollar terms during the year under review. After a choppy start, global stocks rallied on the back of recovering oil prices and enhanced stimulus measures from the European Central Bank (ECB). However, markets turned volatile late in the second quarter following the U.K.’s shock referendum “Brexit” vote to leave the European Union. Global equities subsequently staged something of a relief rally, partly due to extremely low core bond yields, tempting investors to higher yielding assets. Later in the period, initial concern around the prospect of a Donald Trump presidency gave way to a market surge after the candidate’s surprise victory. Financials, energy firms and construction companies were among the key beneficiaries amid expectations of a more favorable regulatory environment, lower taxes and higher infrastructure spending. Meanwhile, an agreement by OPEC to cut oil production provided a further boost to oil prices towards the end of the year.

U.S. stocks also rose strongly throughout the year. Alongside oil prices and political issues, investors retained a sharp focus on central bank intentions, with market sentiment waxing and waning in line with the perceived likelihood of further interest rate rises. Earlier in the year, monetary hawks were largely kept at bay by mixed economic data and uncertainty around global politics. In the third and fourth quarters, robust employment data heightened expectations for a hike — which was duly delivered in December, when the Federal Reserve raised interest rates by 25 basis points. While key U.S. markets hit record post-election highs, European bourses had a tougher time, but still finished the year in positive territory. Central bank activity was also to the fore in the eurozone, with the ECB initially boosting stimulus, then opting to hold fire in the wake of the Brexit vote, before announcing an extension to its bond-buying scheme (albeit with reduced monthly purchases) until at least December 2017. In the U.K., market sentiment increasingly shifted in line with forecasts for the outcome of the Brexit vote. Although the result initially prompted a large-scale sell-off,

4	Annual Report 2016

COLUMBIA VARIABLE PORTFOLIO – SELECT INTERNATIONAL EQUITY FUND

MANAGER DISCUSSION OF FUND PERFORMANCE (continued)

markets quickly bounced back as fears about the impact of Brexit eased. Post-Brexit economic indicators on the whole beat forecasts, but sterling continued to weaken on fears of a possible “hard Brexit” (that is, without single-market access).

Japan battled to boost inflation and weaken the yen throughout the year, with mixed results. Amid market turbulence earlier in the year, investors piled into the yen, with negative implications for Japanese exports and overseas earnings. In the final quarter, the yen depreciated as investors anticipated faster U.S. rate hikes and the Bank of Japan kept its rates in negative territory. The weaker currency prompted a rise in the country’s stock market, recovering losses made earlier in the year. Emerging markets made strong gains over the year, despite the prospect, then reality, of rising interest rates in the U.S. Brazilian stocks rallied following the impeachment of President Dilma Rousseff. Oil exporters, not least Russia, also saw their fortunes improve as oil prices climbed. In the wake of Trump’s victory, sentiment towards China cooled on worries over the outlook for trade with the U.S.

Contributors and Detractors

The three strongest-contributing market sectors to the Fund were information technology, where the Fund was overweight; utilities, where the Fund was underweight; and real estate, where the Fund had no exposure. Allocation effects drove returns in both information technology and utilities, with the former also benefiting from strong stock selection. Among individual holdings, 3i Group, Royal Dutch Shell and ASML Holding contributed to Fund performance. Private-equity business 3i Group gained on broker upgrades following the strong growth of European retailer Action, one of 3i’s portfolio companies. 3i was also one of numerous U.K.-based foreign-currency earners to benefit from a weakening sterling. Royal Dutch Shell traded higher as oil prices rose through the year, while ASML Holding, the leading European semiconductor business, also benefited from broker upgrades. An overweighting in the Netherlands and the U.S., as well as an underweight in Italy, also contributed to Fund returns.

In a year that saw a series of rotations across sectors, initially favoring investors hunting for yield and the more defensive areas of the market, followed by a move into value stocks, our focus on high-quality, secular growth stocks meant that we were underweight these areas of the market — yield and value — which led to the Fund’s relative underperformance. The three sectors that detracted most from performance were industrials, where we had an overweight, and materials and financials, where the Fund was underweight relative to the benchmark. Stock selection in all three was the main driver of underperformance, although allocation in both materials and financials also detracted. Underweightings in the U.K. and Germany, as well as an overweight in Japan, also detracted from performance. Stock selection was the primary factor behind underperformance in all three countries.

Portfolio Positioning

The main changes to the Fund’s portfolio were a reduction in our overweight to Japan and an increase in our exposure to Europe ex-U.K. It is important to remember that our regional positioning is a reflection of where we’ve found attractive secular growth ideas that can compound strong multi-year growth.

Country Breakdown (%) (at December 31, 2016)
Australia	1.0
Belgium	2.0
Brazil	0.5
Canada	2.2
Denmark	2.4
France	8.6
Germany	6.3
Hong Kong	3.6
Indonesia	2.0
Ireland	5.9
Japan	26.3
Netherlands	7.8
Spain	2.0
Switzerland	5.3
United Kingdom	21.3
United States(a)	2.8
Total	100.0

Country Breakdown is based primarily on issuer’s place of organization/incorporation. The Fund may use this and/or other criteria, for purposes of its investment policies, in determining whether an issuer is domestic (U.S.) or foreign. Percentages indicated are based upon total investments. The Fund’s portfolio composition is subject to change.

(a)	Includes investments in Money Market Funds.

Equity Sector Breakdown (%) (at December 31, 2016)
Consumer Discretionary	12.4
Consumer Staples	10.3
Energy	5.5
Financials	18.1
Health Care	9.7
Industrials	19.6
Information Technology	11.7
Materials	6.0
Telecommunication Services	6.7
Total	100.0

Percentages indicated are based upon total equity investments. The Fund’s portfolio composition is subject to change.

Annual Report 2016	5

COLUMBIA VARIABLE PORTFOLIO – SELECT INTERNATIONAL EQUITY FUND

MANAGER DISCUSSION OF FUND PERFORMANCE (continued)

We opened a position in CRH, one of the world’s leading diversified building-materials businesses. We initiated a holding in RELX, a market leader in the information services sector. We also opened a position in Japanese telecoms company KDDI, a leading player in what has become a fairly mature market. Among sales, we exited Japan Exchange Group to reduce our Japanese capital markets exposure as international money exited Japan following the rally in the Japanese yen. We reduced our European financials exposure with the sale of Allianz, and sold our position in British recruitment company Hays over concerns around the impact of Brexit.

Against this backdrop, we continue to focus on quality growth, seeking competitively advantaged businesses exposed to a secular growth story or ones that can deliver company-led growth.

6	Annual Report 2016

COLUMBIA VARIABLE PORTFOLIO – SELECT INTERNATIONAL EQUITY FUND

UNDERSTANDING YOUR FUND’S EXPENSES

(Unaudited)

As an investor, you incur ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

The information below does not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy (collectively, Contracts) or qualified pension and retirement plan (Qualified Plan), if any. The total fees and expenses you bear may therefore be higher than those shown below.

Analyzing Your Fund’s Expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare With Other Funds” below for details on how to use the hypothetical data.

Compare With Other Funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as redemption or exchange fees, or expenses that apply to the subaccount or the Contract. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If the fees and expenses imposed under your Contract or Qualified Plan, if any, were included, your costs would be higher.

July 1, 2016 – December 31, 2016

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)		Expenses Paid During the Period ($)		Fund’s Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class 1	1,000.00	1,000.00	1,026.30	1,020.50	4.56	4.55	0.90
Class 2	1,000.00	1,000.00	1,024.10	1,019.25	5.82	5.81	1.15
Class 3	1,000.00	1,000.00	1,025.20	1,019.85	5.21	5.20	1.03

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 366.

Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.

Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.

Annual Report 2016	7

COLUMBIA VARIABLE PORTFOLIO – SELECT INTERNATIONAL EQUITY FUND

PORTFOLIO OF INVESTMENTS

December 31, 2016

(Percentages represent value of investments compared to net assets)

Common Stocks 98.9%
Issuer	Shares	Value ($)
AUSTRALIA 1.0%
CSL Ltd.	123,038	8,898,087

BELGIUM 2.0%
Anheuser-Busch InBev SA/NV	180,348	19,088,754

BRAZIL 0.5%
Kroton Educacional SA	1,219,700	4,995,422

CANADA 2.2%
Suncor Energy, Inc.	635,200	20,768,838

DENMARK 2.4%
Novo Nordisk A/S, Class B	620,872	22,390,952

FRANCE 8.6%
Airbus Group SE	483,293	31,969,132

L’Oreal SA	138,372	25,256,983

Schneider Electric SE	345,130	24,017,845

Total		81,243,960

GERMANY 6.3%
Bayer AG, Registered Shares	187,336	19,517,318

Brenntag AG	262,535	14,552,018

Continental AG	79,343	15,285,968

Deutsche Telekom AG, Registered Shares	570,649	9,790,745

Total		59,146,049

HONG KONG 3.6%
AIA Group Ltd.	4,630,000	25,936,524

HKT Trust & HKT Ltd.	6,798,000	8,326,549

Total		34,263,073

INDONESIA 2.0%
PT Bank Rakyat Indonesia Persero Tbk	22,086,500	19,076,435

IRELAND 5.9%
Bank of Ireland(a)	106,488,184	26,080,880

CRH PLC	844,622	29,133,180

Total		55,214,060

JAPAN 26.3%
Alps Electric Co., Ltd.	397,000	9,539,103

Capcom Co., Ltd.	959,300	22,518,516

Dentsu, Inc.	335,200	15,762,222

Common Stocks (continued)
Issuer	Shares	Value ($)

Hitachi High-Technologies Corp.	457,100	18,384,763

KDDI Corp.	508,200	12,833,564

Koito Manufacturing Co., Ltd.	305,300	16,122,887

Mitsubishi UFJ Financial Group, Inc.	3,187,900	19,660,814

Nidec Corp.	135,400	11,656,678

Rakuten, Inc.	1,108,800	10,863,854

SCSK Corp.	263,700	9,201,855

Sekisui Chemical Co., Ltd.	1,180,000	18,783,880

Shimano, Inc.	93,500	14,645,168

Shimizu Corp.	1,086,000	9,912,974

SoftBank Group Corp.	153,100	10,131,248

Tadano Ltd.	1,744,000	21,923,402

Taiyo Nippon Sanso Corp.	973,000	11,240,175

Yaskawa Electric Corp.	952,700	14,771,565

Total		247,952,668

NETHERLANDS 7.7%
Akzo Nobel NV	249,867	15,620,912

ASML Holding NV	307,341	34,503,689

RELX NV	1,354,241	22,794,422

Total		72,919,023

SPAIN 2.0%
Industria de Diseno Textil SA	557,778	19,041,120

SWITZERLAND 5.3%
Roche Holding AG, Genusschein Shares	132,831	30,341,246

UBS AG	1,272,697	19,934,712

Total		50,275,958

UNITED KINGDOM 21.3%
3i Group PLC	3,046,077	26,349,763

Ashtead Group PLC	369,463	7,182,500

AstraZeneca PLC	169,991	9,275,188

Berendsen PLC	1,430,493	15,337,053

BT Group PLC	4,755,805	21,469,137

Diageo PLC	376,581	9,772,220

Legal & General Group PLC	4,866,767	14,826,004

Reckitt Benckiser Group PLC	196,505	16,645,540

Royal Dutch Shell PLC, Class A	1,136,598	31,089,503

Unilever PLC	624,586	25,258,169

Wolseley PLC	382,444	23,346,743

Total		200,551,820

The accompanying Notes to Financial Statements are an integral part of this statement.

8	Annual Report 2016

COLUMBIA VARIABLE PORTFOLIO – SELECT INTERNATIONAL EQUITY FUND

PORTFOLIO OF INVESTMENTS (continued)

December 31, 2016

Common Stocks (continued)
Issuer	Shares	Value ($)
UNITED STATES 1.8%
BB&T Corp.	356,150	16,746,173

Total Common Stocks
(Cost: $938,888,853)		932,572,392

Money Market Funds 1.0%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.594%(b)(c)	9,388,254	9,388,254

Total Money Market Funds
(Cost: $9,388,301)		9,388,254

Total Investments
(Cost: $948,277,154)		941,960,646

Other Assets & Liabilities, Net		629,974

Net Assets		942,590,620

Notes to Portfolio of Investments

(a)	Non-income producing investment.

(b)	The rate shown is the seven-day current annualized yield at December 31, 2016.

(c)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended December 31, 2016 are as follows:

Issuer	Beginning Cost ($)	Received in Reorganization ($)	Purchase Cost ($)	Proceeds From Sales ($)	Realized Gain (Loss) ($)	Ending Cost ($)	Dividends — Affiliated Issuers ($)	Value ($)
Columbia Short-Term Cash Fund	5,180,068	1,440,716	807,455,797	(804,688,322)	42	9,388,301	54,438	9,388,254

Fair Value Measurements

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

∎

Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

∎	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

∎	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Foreign equity securities actively traded in markets where there is a significant delay in the local close relative to the New York Stock Exchange (NYSE) are classified as Level 2. The values of these securities may include an adjustment to reflect the impact of significant market movements following the close of local trading, as described in Note 2 to the financial statements — Security Valuation.

Certain investments that have been measured at fair value using the net asset value (NAV) per share (or its equivalent) are not categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to reconcile the fair value hierarchy to the amounts presented in the Portfolio of Investments. The Columbia Short-Term Cash Fund seeks to provide shareholders with maximum current income consistent with liquidity and stability of principal. Columbia Short-Term Cash Fund prices its shares with a floating NAV and no longer seeks to maintain a stable NAV.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016	9

COLUMBIA VARIABLE PORTFOLIO – SELECT INTERNATIONAL EQUITY FUND

PORTFOLIO OF INVESTMENTS (continued)

December 31, 2016

Fair Value Measurements (continued)

may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The following table is a summary of the inputs used to value the Fund’s investments at December 31, 2016:

	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Investments

Common Stocks

Australia	—	8,898,087	—	8,898,087

Belgium	—	19,088,754	—	19,088,754

Brazil	4,995,422	—	—	4,995,422

Canada	20,768,838	—	—	20,768,838

Denmark	—	22,390,952	—	22,390,952

France	—	81,243,960	—	81,243,960

Germany	—	59,146,049	—	59,146,049

Hong Kong	—	34,263,073	—	34,263,073

Indonesia	—	19,076,435	—	19,076,435

Ireland	—	55,214,060	—	55,214,060

Japan	—	247,952,668	—	247,952,668

Netherlands	—	72,919,023	—	72,919,023

Spain	—	19,041,120	—	19,041,120

Switzerland	—	50,275,958	—	50,275,958

United Kingdom	—	200,551,820	—	200,551,820

United States	16,746,173	—	—	16,746,173

Total Common Stocks	42,510,433	890,061,959	—	932,572,392

Investments measured at net asset value

Money Market Funds	—	—	—	9,388,254

Total Investments	42,510,433	890,061,959	—	941,960,646

See the Portfolio of Investments for all investment classifications not indicated in the table.

The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets. These assets include certain foreign securities

The accompanying Notes to Financial Statements are an integral part of this statement.

10	Annual Report 2016

COLUMBIA VARIABLE PORTFOLIO – SELECT INTERNATIONAL EQUITY FUND

PORTFOLIO OF INVESTMENTS (continued)

December 31, 2016

Fair Value Measurements (continued)

for which a third party statistical pricing service may be employed for purposes of fair market valuation. The model utilized by such third party statistical pricing service takes into account a security’s correlation to available market data including, but not limited to, intraday index, ADR, and exchange-traded fund movements.

There were no transfers of financial assets between levels during the period.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016	11

COLUMBIA VARIABLE PORTFOLIO – SELECT INTERNATIONAL EQUITY FUND

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2016

Assets

Investments, at value

Unaffiliated issuers (identified cost $938,888,853)	$932,572,392

Affiliated issuers (identified cost $9,388,301)	9,388,254

Total investments (identified cost $948,277,154)	941,960,646

Foreign currency (identified cost $98,545)	91,715

Receivable for:

Capital shares sold	58,604

Dividends	775,596

Foreign tax reclaims	911,978

Expense reimbursement due from Investment Manager	35,641

Prepaid expenses	3,818

Trustees’ deferred compensation plan	7,903

Total assets	943,845,901

Liabilities

Payable for:

Capital shares purchased	276,444

Management services fees	645,485

Distribution and/or service fees	40,294

Transfer agent fees	45,951

Compensation of board members	136,154

Chief compliance officer expenses	207

Other expenses	102,843

Trustees’ deferred compensation plan	7,903

Total liabilities	1,255,281

Net assets applicable to outstanding capital stock	$942,590,620

Represented by

Paid-in capital	$1,056,008,200

Undistributed net investment income	1,735,280

Accumulated net realized loss	(108,737,672)

Unrealized appreciation (depreciation) on:

Investments — unaffiliated issuers	(6,316,461)

Investments — affiliated issuers	(47)

Foreign currency translations	(98,680)

Total — representing net assets applicable to outstanding capital stock	$942,590,620

The accompanying Notes to Financial Statements are an integral part of this statement.

12	Annual Report 2016

COLUMBIA VARIABLE PORTFOLIO – SELECT INTERNATIONAL EQUITY FUND

STATEMENT OF ASSETS AND LIABILITIES (continued)

December 31, 2016

Class 1

Net assets	$604,967,031

Shares outstanding	48,088,465

Net asset value per share	$12.58

Class 2

Net assets	$57,341,755

Shares outstanding	4,579,924

Net asset value per share	$12.52

Class 3

Net assets	$280,281,834

Shares outstanding	22,310,059

Net asset value per share	$12.56

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016	13

COLUMBIA VARIABLE PORTFOLIO – SELECT INTERNATIONAL EQUITY FUND

STATEMENT OF OPERATIONS

Year Ended December 31, 2016

Net investment income

Income:

Dividends — unaffiliated issuers	$22,641,030

Dividends — affiliated issuers	54,438

Foreign taxes withheld	(1,776,443)

Total income	20,919,025

Expenses:

Management services fees	6,594,219

Distribution and/or service fees

Class 2	136,548

Class 3	366,666

Transfer agent fees

Class 1	259,130

Class 2	32,771

Class 3	175,995

Compensation of board members	30,265

Custodian fees	33,619

Printing and postage fees	93,182

Audit fees	39,988

Legal fees	13,605

Line of credit interest expense	694

Chief compliance officer expenses	207

Total expenses	7,776,889

Fees waived or expenses reimbursed by Investment Manager and its affiliates	(291,335)

Total net expenses	7,485,554

Net investment income	13,433,471

Realized and unrealized gain (loss) — net

Net realized gain (loss) on:

Investments — unaffiliated issuers	(32,775,471)

Investments — affiliated issuers	42

Foreign currency translations	694,746

Net realized loss	(32,080,683)

Net change in unrealized appreciation (depreciation) on:

Investments — unaffiliated issuers	(11,803,473)

Investments — affiliated issuers	(47)

Foreign currency translations	(51,615)

Net change in unrealized depreciation	(11,855,135)

Net realized and unrealized loss	(43,935,818)

Net decrease in net assets from operations	$(30,502,347)

The accompanying Notes to Financial Statements are an integral part of this statement.

14	Annual Report 2016

COLUMBIA VARIABLE PORTFOLIO – SELECT INTERNATIONAL EQUITY FUND

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2016	Year Ended December 31, 2015
Operations

Net investment income	$13,433,471	$2,834,621

Net realized gain (loss)	(32,080,683)	21,684,914

Net change in unrealized depreciation	(11,855,135)	(6,881,414)

Net increase (decrease) in net assets resulting from operations	(30,502,347)	17,638,121

Distributions to shareholders

Net investment income

Class 1	(7,881,646)	(133,188)

Class 2	(1,089,698)	(93,559)

Class 3	(4,451,285)	(3,060,036)

Total distributions to shareholders	(13,422,629)	(3,286,783)

Increase (decrease) in net assets from capital stock activity	643,646,113	(18,202,088)

Total increase (decrease) in net assets	599,721,137	(3,850,750)

Net assets at beginning of year	342,869,483	346,720,233

Net assets at end of year	$942,590,620	$342,869,483

Undistributed net investment income	$1,735,280	$153,245

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016	15

COLUMBIA VARIABLE PORTFOLIO – SELECT INTERNATIONAL EQUITY FUND

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Year Ended December 31, 2016		Year Ended December 31, 2015
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity

Class 1 shares

Subscriptions	46,725,546	600,541,890	18,977	254,551

Distributions reinvested	637,271	7,881,646	9,641	133,188

Redemptions	(155,578)	(1,972,022)	(178,931)	(2,489,141)

Net increase (decrease)	47,207,239	606,451,514	(150,313)	(2,101,402)

Class 2 shares

Subscriptions	1,160,883	14,724,190	641,491	8,999,510

Fund reorganization	10,033,716	129,540,594	—	—

Distributions reinvested	89,189	1,089,698	6,833	93,559

Redemptions	(7,902,724)	(98,182,313)	(48,356)	(669,257)

Net increase	3,381,064	47,172,169	599,968	8,423,812

Class 3 shares

Subscriptions	11,520,492	149,173,422	119,823	1,681,715

Distributions reinvested	358,259	4,451,285	221,537	3,060,036

Redemptions	(12,738,248)	(163,602,277)	(2,113,105)	(29,266,249)

Net decrease	(859,497)	(9,977,570)	(1,771,745)	(24,524,498)

Total net increase (decrease)	49,728,806	643,646,113	(1,322,090)	(18,202,088)

The accompanying Notes to Financial Statements are an integral part of this statement.

16	Annual Report 2016

COLUMBIA VARIABLE PORTFOLIO – SELECT INTERNATIONAL EQUITY FUND

FINANCIAL HIGHLIGHTS

The following tables are intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect any fees and expenses imposed under your Contract and/or Qualified Plan, as applicable; such fees and expenses would reduce the total returns for all periods shown. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

	Year Ended December 31,
Class 1	2016		2015	2014	2013	2012
Per share data
Net asset value, beginning of period	$13.60		$13.06	$14.53	$12.09	$10.44

Income from investment operations:

Net investment income	0.22		0.13	0.21	0.16	0.21

Net realized and unrealized gain (loss)	(1.04)		0.55	(1.43)	2.51	1.63

Total from investment operations	(0.82)		0.68	(1.22)	2.67	1.84

Less distributions to shareholders:

Net investment income	(0.20)		(0.14)	(0.25)	(0.23)	(0.19)

Total distributions to shareholders	(0.20)		(0.14)	(0.25)	(0.23)	(0.19)

Net asset value, end of period	$12.58		$13.60	$13.06	$14.53	$12.09

Total return	(6.00%)		5.20%	(8.47%)	22.35%	17.85%

Ratios to average net assets(a)

Total gross expenses	0.93	%(b)	1.01%	0.98%	1.00%	0.99%

Total net expenses(c)	0.89	%(b)	0.93%	0.98%	1.00%	0.99%

Net investment income	1.76%		0.91%	1.51%	1.24%	1.89%

Supplemental data

Net assets, end of period (in thousands)	$604,967		$11,981	$13,471	$16,809	$16,421

Portfolio turnover	57%		57%	53%	88%	66%

Notes to Financial Highlights

(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(b)	Ratios include line of credit interest expense which is less than 0.01%.

(c)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016	17

COLUMBIA VARIABLE PORTFOLIO – SELECT INTERNATIONAL EQUITY FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended December 31,
Class 2	2016		2015	2014	2013	2012
Per share data
Net asset value, beginning of period	$13.55		$13.02	$14.50	$12.07	$10.43

Income from investment operations:

Net investment income	0.22		0.08	0.17	0.11	0.19

Net realized and unrealized gain (loss)	(1.07)		0.56	(1.42)	2.52	1.62

Total from investment operations	(0.85)		0.64	(1.25)	2.63	1.81

Less distributions to shareholders:

Net investment income	(0.18)		(0.11)	(0.23)	(0.20)	(0.17)

Total distributions to shareholders	(0.18)		(0.11)	(0.23)	(0.20)	(0.17)

Net asset value, end of period	$12.52		$13.55	$13.02	$14.50	$12.07

Total return	(6.27%)		4.94%	(8.72%)	22.09%	17.49%

Ratios to average net assets(a)

Total gross expenses	1.17	%(b)	1.28%	1.24%	1.26%	1.24%

Total net expenses(c)	1.14	%(b)	1.18%	1.23%	1.25%	1.24%

Net investment income	1.77%		0.61%	1.23%	0.84%	1.66%

Supplemental data

Net assets, end of period (in thousands)	$57,342		$16,240	$7,797	$7,624	$3,620

Portfolio turnover	57%		57%	53%	88%	66%

Notes to Financial Highlights

(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(b)	Ratios include line of credit interest expense which is less than 0.01%.

(c)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

18	Annual Report 2016

COLUMBIA VARIABLE PORTFOLIO – SELECT INTERNATIONAL EQUITY FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended December 31,
Class 3	2016		2015	2014	2013	2012
Per share data
Net asset value, beginning of period	$13.58		$13.05	$14.52	$12.09	$10.44

Income from investment operations:

Net investment income	0.21		0.11	0.19	0.15	0.20

Net realized and unrealized gain (loss)	(1.04)		0.55	(1.42)	2.50	1.63

Total from investment operations	(0.83)		0.66	(1.23)	2.65	1.83

Less distributions to shareholders:

Net investment income	(0.19)		(0.13)	(0.24)	(0.22)	(0.18)

Total distributions to shareholders	(0.19)		(0.13)	(0.24)	(0.22)	(0.18)

Net asset value, end of period	$12.56		$13.58	$13.05	$14.52	$12.09

Total return	(6.10%)		5.03%	(8.56%)	22.16%	17.70%

Ratios to average net assets(a)

Total gross expenses	1.07	%(b)	1.14%	1.11%	1.13%	1.12%

Total net expenses(c)	1.03	%(b)	1.05%	1.10%	1.13%	1.12%

Net investment income	1.66%		0.79%	1.39%	1.10%	1.76%

Supplemental data

Net assets, end of period (in thousands)	$280,282		$314,648	$325,451	$404,795	$375,844

Portfolio turnover	57%		57%	53%	88%	66%

Notes to Financial Highlights

(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(b)	Ratios include line of credit interest expense which is less than 0.01%.

(c)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016	19

COLUMBIA VARIABLE PORTFOLIO – SELECT INTERNATIONAL EQUITY FUND

NOTES TO FINANCIAL STATEMENTS

December 31, 2016

Note 1. Organization

Columbia Variable Portfolio — Select International Equity Fund (the Fund), a series of Columbia Funds Variable Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund offers Class 1, Class 2 and Class 3 shares to separate accounts funding variable annuity contracts and variable life insurance policies (collectively, Contracts) issued by affiliated and unaffiliated life insurance companies as well as qualified pension and retirement plans (Qualified Plans) and other qualified institutional investors (Qualified Investors) authorized by Columbia Management Investment Distributors, Inc. (the Distributor). You may not buy (nor will you own) shares of the Fund directly. You may invest by participating in a Qualified Plan or by buying a Contract and making allocations to the Fund. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own cost structure and other features.

Note 2. Summary of Significant Accounting Policies

Basis of Preparation

The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services —Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation

All equity securities are valued at the close of business of the New York Stock Exchange. Equity securities are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.

Foreign equity securities are valued based on the closing price on the foreign exchange in which such securities are primarily traded. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. In those situations, foreign securities will be fair valued pursuant to a policy adopted by the Board of Trustees, including, if available, utilizing a third party pricing service to determine these fair values. The third party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the New York Stock Exchange. The fair value of a security is likely to be different from the quoted or published price, if available.

Investments in open-end investment companies, including money market funds, are valued at their latest net asset value.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or

20	Annual Report 2016

COLUMBIA VARIABLE PORTFOLIO – SELECT INTERNATIONAL EQUITY FUND

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2016

class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security.

The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.

GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.

Foreign Currency Transactions and Translations

The values of all assets and liabilities denominated in foreign currencies are generally translated into U.S. dollars at exchange rates determined at the close of regular trading on the New York Stock Exchange. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.

The Fund may receive distributions from holdings in equity securities, business development companies

(BDCs), exchange traded funds, other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information on the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by the Fund’s management. Management’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.

Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, because the Fund meets the exception under Internal Revenue Code Section 4982(f), the Fund expects not to be subject to federal excise tax.

Annual Report 2016	21

COLUMBIA VARIABLE PORTFOLIO – SELECT INTERNATIONAL EQUITY FUND

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2016

Therefore, no federal income or excise tax provision is recorded.

Foreign Taxes

The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.

Distributions to Subaccounts

Distributions to the subaccounts of Contracts, Qualified Plans and Qualified Investors are recorded at the close of business on the record date and are payable on the first business day following the record date. Dividends from net investment income, if any, are declared and distributed quarterly. Capital gains distributions, when available, will be made annually. However, an additional capital gain distribution may be made during the fiscal year in order to comply with the Internal Revenue Code, as applicable to registered investment companies. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. All dividends and distributions are reinvested in additional shares of the applicable share class of the Fund at the net asset value as of the ex-dividend date of the distribution.

Guarantees and Indemnifications

Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Investment Company Reporting Modernization

In October 2016, the U.S. Securities and Exchange Commission adopted new rules and forms, and amendments to certain current rules and forms, to modernize reporting and disclosure of information by registered investment companies. The amendments to Regulation S-X will require standardized, enhanced disclosure about derivatives in investment company financial statements, and will also change the rules governing the form and content of such financial statements. The amendments to Regulation S-X take effect on August 1, 2017. At this time, management is assessing the anticipated impact of these regulatory developments.

Note 3. Fees and Other Transactions with Affiliates

Management Services Fees

Effective May 1, 2016, the Fund entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The Investment Manager is responsible for the ultimate oversight of investments made by the Fund. The Fund’s subadviser (see Subadvisory Agreement below) has the primary responsibility for the day-to-day portfolio management of the Fund. The management services fee is an annual fee that is equal to a percentage of the Fund’s average daily net assets that declines from 0.88% to 0.62% as the Fund’s net assets increase.

Prior to May 1, 2016, the Fund paid the Investment Manager an annual fee for advisory services under an Investment Management Services Agreement and a separate annual fee for administrative and accounting services under an Administrative Services Agreement. The effective management services fee rate for the year ended December 31, 2016 (reflecting all advisory and administrative services fees paid to the Investment Manager) was 0.85% of the Fund’s average daily net assets. For the period from January 1, 2016 through April 30, 2016, the investment advisory services fee paid to the Investment Manager was $1,034,793, and the administrative services fee paid to the Investment Manager was $104,443.

Subadvisory Agreement

The Investment Manager has entered into a Subadvisory Agreement with Threadneedle International Limited (Threadneedle), an affiliate of the Investment Manager

22	Annual Report 2016

COLUMBIA VARIABLE PORTFOLIO – SELECT INTERNATIONAL EQUITY FUND

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2016

and an indirect wholly-owned subsidiary of Ameriprise Financial, to serve as the subadviser to the Fund. The Investment Manager compensates Threadneedle to manage the investment of the Fund’s assets.

Other Expenses

Other expenses are for, among other things, miscellaneous expenses of the Fund or the Board of Trustees, including payments to Board Services Corp., a company providing limited administrative services to the Fund and the Board of Trustees. That company’s expenses include boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. For the year ended December 31, 2016, other expenses paid by the Fund to this company were $423.

Compensation of Board Members

Board of Trustee members, who are not officers or employees of the Investment Manager or Ameriprise Financial, are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Plan), these Board of Trustee members may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Funds until distributed in accordance with the Plan. All amounts payable under the Plan constitute a general unsecured obligation of the Fund.

Compensation of Chief Compliance Officer

The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund is allocated a portion of the expenses associated with the Chief Compliance Officer based on relative net assets of the Trust.

Transfer Agency Fees

The Fund has a Transfer and Dividend Disbursing Agent Agreement with Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial. The annual fee rate under this agreement is 0.06% of the Fund’s average daily net assets attributable to each share class.

Distribution Fees

The Fund has an agreement with the Distributor, an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution services. Under a Plan and Agreement of Distribution, the Fund pays a fee at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Class 2 shares and an annual rate of up to 0.125% of the Fund’s average daily net assets attributable to Class 3 shares. The Fund pays no distribution and service fees for Class 1 shares.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the periods disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rates as a percentage of the class’ average daily net assets:

	May 1, 2016 through April 30, 2017	Prior to May 1, 2016
Class 1	0.900%	0.930%
Class 2	1.150	1.180
Class 3	1.025	1.055

Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend and interest expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.

Annual Report 2016	23

COLUMBIA VARIABLE PORTFOLIO – SELECT INTERNATIONAL EQUITY FUND

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2016

Reorganization (see Note 8) costs were allocated to the Fund only to the extent they are expected to be offset by the anticipated reduction in expenses borne by the Fund’s shareholders during the first year following the reorganization.

Note 4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.

At December 31, 2016, these differences are primarily due to differing treatment for capital loss carryforwards, deferral/reversal of wash sale losses, Trustees' deferred compensation, foreign currency transactions and passive foreign investment company (PFIC) holdings. To the extent these differences are permanent, reclassifications are made among the components of the Fund's net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications.

In the Statement of Assets and Liabilities the following reclassifications were made:

Undistributed net investment income	$1,571,193
Accumulated net realized loss	(6,166,564)
Paid-in capital	4,595,371

Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years indicated was as follows:

	Year Ended December 31, 2016 ($)	Year Ended December 31, 2015 ($)
Ordinary income	13,422,629	3,286,783

Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.

At December 31, 2016, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$7,769,858
Capital loss carryforwards	(107,742,219)
Net unrealized depreciation	(13,201,262)

At December 31, 2016, the cost of investments for federal income tax purposes was $955,161,908 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$58,878,261
Unrealized depreciation	(72,079,523)
Net unrealized depreciation	$(13,201,262)

The following capital loss carryforwards, determined at December 31, 2016, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

Year of Expiration	Amount ($)
2017	69,528,803
No expiration — short-term	22,714,033
No expiration — long-term	15,499,383
Total	107,742,219

For the year ended December 31, 2016, $0,000 of capital loss carryforward was utilized, $35,620,556 expired unused.

Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 5. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $943,885,184 and $431,841,994, respectively, for the year ended December 31, 2016. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.

Note 6. Affiliated Money Market Fund

The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends — affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. Effective October 1, 2016, the Affiliated MMF prices its shares with a floating

24	Annual Report 2016

COLUMBIA VARIABLE PORTFOLIO – SELECT INTERNATIONAL EQUITY FUND

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2016

net asset value (NAV) and no longer seeks to maintain a stable NAV. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.

Note 7. Line of Credit

The Fund has access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., HSBC Bank USA, N.A. and JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility agreement, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, that permits collective borrowings up to $1 billion. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations.

For the year ended December 31, 2016, the average daily loan balance outstanding on days when borrowing existed was $16,900,000 at a weighted average interest rate of 1.48%. Interest expense incurred by the Fund is recorded as a line of credit interest expense in the Statement of Operations.

Note 8. Fund Reorganization

At the close of business on April 29, 2016, the Fund acquired the assets and assumed the identified liabilities of Columbia Variable Portfolio — International Opportunities Fund, a series of Columbia Funds Variable Insurance Trust I (the acquired fund). The reorganization was completed after shareholders of the acquired fund approved a plan of reorganization on April 15, 2016. The purpose of the transaction was to combine two funds managed by the Investment Manager with comparable investment objectives and strategies.

The aggregate net assets of the Fund immediately before the reorganization were $771,441,077 and the combined net assets immediately after the reorganization were $900,981,671.

The reorganization was accomplished by a tax-free exchange of 7,793,939 shares of the acquired fund valued at $129,540,594 (including $(8,709,675) of unrealized depreciation).

In exchange for the acquired fund’s shares, the Fund issued the following number of shares:

Shares
Class 2	10,033,716

For financial reporting purposes, net assets received and shares issued by the Fund were recorded at fair value; however, the acquired fund’s cost of investments was carried forward.

The financial statements reflect the operations of the Fund for the period prior to the reorganization and the combined fund for the period subsequent to the reorganization. Because the combined investment portfolios have been managed as a single integrated portfolio since the reorganization was completed, it is not practicable to separate the amounts of revenue and earnings of the acquired fund that have been included in the combined Fund’s Statement of Operations since the reorganization was completed.

Assuming the reorganization had been completed on January 1, 2016, the Fund’s pro-forma net investment income, net (loss) on investments, net change in unrealized appreciation (depreciation) and net decrease in net assets from operations for the year ended December 31, 2016 would have been approximately $14.5 million, $(36.5) million, $(14.4) million and $(36.4) million, respectively.

Note 9. Significant Risks

Foreign Securities and Emerging Market Countries Risk

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities. Investing in emerging markets may accentuate these risks. These countries are also more likely to experience high levels of inflation, deflation or currency devaluation which could hurt their economies and securities markets. To the extent that the Fund concentrates its investment exposure to any one or a few specific countries, the Fund will be particularly susceptible to the various conditions, events or other

Annual Report 2016	25

COLUMBIA VARIABLE PORTFOLIO – SELECT INTERNATIONAL EQUITY FUND

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2016

factors impacting those countries and may, therefore, have a greater risk than that of a fund which is more geographically diversified.

Shareholder Concentration Risk

At December 31, 2016, affiliated shareholders of record owned 94.9% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid or more liquid positions, resulting in Fund losses and the Fund holding a higher percentage of less liquid or illiquid securities. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.

Note 10. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Note 11. Information Regarding Pending and Settled Legal Proceedings

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

26	Annual Report 2016

COLUMBIA VARIABLE PORTFOLIO – SELECT INTERNATIONAL EQUITY FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of Columbia Funds Variable Series Trust II and the Shareholders of Columbia Variable Portfolio — Select International Equity Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Variable Portfolio —Select International Equity Fund (the “Fund,” a series of Columbia Funds Variable Series Trust II) as of December 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of December 31, 2016 by correspondence with the custodian and transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Minneapolis, MN

February 17, 2017

Annual Report 2016	27

COLUMBIA VARIABLE PORTFOLIO – SELECT INTERNATIONAL EQUITY FUND

FEDERAL INCOME TAX INFORMATION

(Unaudited)

The Fund hereby designates the following tax attributes for the fiscal year ended December 31, 2016.

Tax Designations

Dividends Received Deduction	0.75%
Foreign Taxes Paid	$1,482,387
Foreign Taxes Paid Per Share	$0.02
Foreign Source Income	$22,468,197
Foreign Source Income Per Share	$0.30

Dividends Received Deduction. The percentage of ordinary income distributed during the fiscal year that qualifies for the corporate dividends received deduction.

Foreign Taxes. The Fund makes the election to pass through to shareholders the foreign taxes paid. Eligible shareholders may claim a foreign tax credit. These taxes, and the corresponding foreign source income, are provided.

28	Annual Report 2016

COLUMBIA VARIABLE PORTFOLIO – SELECT INTERNATIONAL EQUITY FUND

TRUSTEES AND OFFICERS

Shareholders elect the Board that oversees the Fund’s operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, Trustees not affiliated with the Investment Manager generally may serve through the end of the calendar year in which they reach either the mandatory retirement age established by the Board or the fifteenth anniversary of the first Board meeting they attended as a member of the Board.

Independent Trustees
Name, Address, Year of Birth	Position Held With the Trust and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
George S. Batejan 901 S. Marquette Ave. Minneapolis, MN 55402 1953	Trustee since 1/17	Executive Vice President, Global Head of Technology and Operations, Janus Capital Group, Inc., 2010-2016	124	Trustee to other Columbia Funds since 2017; Advisory Board Member, University of Colorado Business School (Executive Committee, Nominating Committee and Governance Committee) since November 2015; former Chairman of the Board, NICSA (National Investment Company Services Association), 2014-2016; former Director, Intech Investment Management, 2011-2016; former Board Member, Metro Denver Chamber of Commerce, 2015-2016
Kathleen Blatz 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Trustee since 1/06 for RiverSource Funds and since 6/11 for Nations Funds	Attorney, specializing in arbitration and mediation; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees	126	Trustee to other Columbia Funds since 2006; Trustee, BlueCross BlueShield of Minnesota (Chair of the Business Development Committee) since 2009; Chair of the Robina Foundation since August 2013
Edward J. Boudreau, Jr. 901 S. Marquette Ave. Minneapolis, MN 55402 1944	Trustee since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, E.J. Boudreau & Associates (consulting) since 2000; FINRA Industry Arbitrator, 2002-present; Chairman and Chief Executive Officer, John Hancock Investments (asset management), Chairman and Interested Trustee for open-end and closed-end funds offered by John Hancock, 1989-2000; John Hancock Mutual Life Insurance Company, including Senior Vice President and Treasurer and Senior Vice President Information Technology, 1968-1988	124	Trustee to other Columbia Funds since 2005; former Trustee, Boston Museum of Science (Chair of Finance Committee), 1985- 2013; former Trustee, BofA Funds Series Trust (11 funds), 2005-2011

Annual Report 2016	29

COLUMBIA VARIABLE PORTFOLIO – SELECT INTERNATIONAL EQUITY FUND

TRUSTEES AND OFFICERS (continued)

Independent Trustees (continued)
Name, Address, Year of Birth	Position Held With the Trust and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
Pamela G. Carlton 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Trustee since 7/07 for RiverSource Funds and since 6/11 for Nations Funds	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, Morgan Stanley, 1982-1991	126	Trustee to other Columbia Funds since 2007; Trustee, New York Presbyterian Hospital Board (Executive Committee and Chair of Human Resources Committee) since 1996
William P. Carmichael 901 S. Marquette Ave. Minneapolis, MN 55402 1943	Trustee since 6/11 for RiverSource Funds and since 2003 for Nations Funds; Chair of the Board from 1/14-11/15	Retired; Co-founder, The Succession Fund (provides exit strategies to owners of privately held companies), 1998-2007; Adjunct Professor of Finance, Kelley School of Business, Indiana University, 1993-2007; Senior Vice President, Sara Lee Corporation, 1991-1993; Senior Vice President and Chief Financial Officer, Beatrice Foods Company, 1984-1990; Vice President, Esmark, Inc., 1973-1984; Associate, Price Waterhouse, 1968-1972	126	Trustee to other Columbia Funds since 2003; Director, The Finish Line (athletic shoes and apparel) since July 2003; Director, hhgregg since May, 2015; former Director, Cobra Electronics Corporation (electronic equipment manufacturer), 1994-August 2014; former Director, Spectrum Brands, Inc. (consumer products), 2002-2009; former Director, Simmons Company (bedding), 2004-2010; former Trustee, BofA Funds Series Trust (11 funds) 2003-2011; former Director, McMoRan Exploration Company (oil and gas exploration and development) 2010-2013; former Director, International Textile Corp., 2012-2016
Patricia M. Flynn 901 S. Marquette Ave. Minneapolis, MN 55402 1950	Trustee since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Trustee Professor of Economics and Management, Bentley University since 1976 (also teaches and conducts research on corporate governance); Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	126	Trustee to other Columbia Funds since 2004; Trustee, MA Taxpayers Foundation since 1997; Board of Governors, Innovation Institute, MA Technology Collaborative since 2010
William A. Hawkins 901 S. Marquette Ave. Minneapolis, MN 55402 1942	Chair of the Board since 11/15; Trustee since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, Overton Partners (financial consulting), since August 2010; President and Chief Executive Officer, California General Bank, N.A., January 2008-August 2010; Operation Hope, COO, 2004-2007; IndyMac Bancorp, President, CBG, 1999-2003; American General Bank, President, 1997-1999; Griffin Financial Services, CEO, 1981-1997; The Griffin Funds, CEO, 1992-1998	126	Trustee to other Columbia Funds since 2005; former Trustee, BofA Funds Series Trust (11 funds), 2005-2015

30	Annual Report 2016

COLUMBIA VARIABLE PORTFOLIO – SELECT INTERNATIONAL EQUITY FUND

TRUSTEES AND OFFICERS (continued)

Independent Trustees (continued)
Name, Address, Year of Birth	Position Held With the Trust and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
Catherine James Paglia 901 S. Marquette Ave. Minneapolis, MN 55402 1952	Trustee since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Director, Enterprise Asset Management, Inc. (private real estate and asset management company) since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Managing Director, Morgan Stanley, 1982-1989; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	126	Trustee to other Columbia Funds since 2004; Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012; Trustee, Carleton College (on the Investment Committee); Trustee, Carnegie Endowment for International Peace (on the Investment Committee)
Minor M. Shaw 901 S. Marquette Ave. Minneapolis, MN 55402 1947	Trustee since 6/11 for RiverSource Funds and since 2003 for Nations Funds	President, Micco LLC (private investments) since 2011; President, Micco Corp. (family investment business), 1998-2011	126	Trustee to other Columbia Funds since 2003; Director, BlueCross BlueShield of South Carolina since April 2008; Advisory Board member, Duke Energy Corp. since October 2016; Chair of the Duke Endowment; Director, National Association of Corporate Directors, Carolinas Chapter, since 2013; Chair of Greenville — Spartanburg Airport Commission; former Trustee, BofA Funds Series Trust (11 funds), 2003-2011; former Director, Piedmont Natural Gas, 2004-2016
John G. Taft 901 S. Marquette Ave. Minneapolis, MN 55402 1955	Trustee since 1/17	Chief Executive Officer, RBC Wealth Management (a division of RBC Capital Markets LLC), 2005-2016	124	Trustee to other Columbia Funds since 2017; Trustee, Andy Warhol Foundation for Visual Arts (Finance Committee) since 2014; former Director, RBC Global Asset Management — U.S., 2001-2016

Annual Report 2016	31

COLUMBIA VARIABLE PORTFOLIO – SELECT INTERNATIONAL EQUITY FUND

TRUSTEES AND OFFICERS (continued)

Independent Trustees (continued)
Name, Address, Year of Birth	Position Held With the Trust and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
Alison Taunton-Rigby 901 S. Marquette Ave. Minneapolis, MN 55402 1944	Trustee since 11/02 for RiverSource Funds and since 6/11 for Nations Funds	President, Chief Executive Officer and Director, RiboNovix, Inc., 2003-2010; CMT Inc., 2001-2003; Aquila Biopharmaceuticals Inc., 1996-2000; Cambridge Biotech Corporation, 1995- 1996; Mitotix Inc., 1993-1994	126	Trustee to other Columbia Funds since 2002; Director, Boston Children’s Hospital since 2002; Director, ICI Mutual Insurance Company, since 2011; Director, Blumont/IRD since 2016; Director, Mount Ida College since 2016; former Director, Abt Associates (government contractor), 2001-2016; former Director, Healthways, Inc. (health and well-being solutions), 2005-2016

Interested Trustee Not Affiliated with Investment Manager*
Name, Address, Year of Birth	Position Held With the Trusts and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
Anthony M. Santomero 901 S. Marquette Ave. Minneapolis, MN 55402 1946	Trustee since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008; President, Federal Reserve Bank of Philadelphia, 2000- 2006; Professor of Finance, The Wharton School, University of Pennsylvania, 1972-2002	124	Trustee to other Columbia Funds since 2008; Trustee, Penn Mutual Life Insurance Company since March 2008; Director, Renaissance Reinsurance Ltd. since May 2008; Director, Citigroup Inc. since 2009; Director, Citibank, N.A. since 2009; former Trustee, BofA Funds Series Trust (11 funds), 2008-2011

*	Dr. Santomero is not an affiliated person of the Investment Manager or Ameriprise Financial. However, he is currently deemed by the Funds to be an “interested person” (as defined in the 1940 Act) of the Funds because he serves as a Director of Citigroup Inc. and Citibank, N.A., companies that may directly or through subsidiaries and affiliates engage from time-to-time in brokerage execution, principal transactions and lending relationships with the Funds or accounts advised/managed by the Investment Manager.

32	Annual Report 2016

COLUMBIA VARIABLE PORTFOLIO – SELECT INTERNATIONAL EQUITY FUND

TRUSTEES AND OFFICERS (continued)

Interested Trustee Affiliated with Investment Manager*
Name, Address, Year of Birth	Position Held With the Trusts and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
William F. Truscott c/o Columbia Management Investment Advisers, LLC, 225 Franklin St. Boston, MA 02110 1960	Trustee since 11/01 for RiverSource Funds and since 6/11 for Nations Funds; Senior Vice President since 2002 for RiverSource Funds and since 5/10 for Nations Funds	Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010-September 2012); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006-August 2012.	185	Trustee to other Columbia Funds since 2001; Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010; Director, Columbia Management Investment Distributors, Inc. since May 2010; Former Director, Ameriprise Certificate Company, 2006-January 2013

*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.

The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611 or contacting your financial intermediary.

Annual Report 2016	33

COLUMBIA VARIABLE PORTFOLIO – SELECT INTERNATIONAL EQUITY FUND

TRUSTEES AND OFFICERS (continued)

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Truscott, who is Senior Vice President, the Fund’s other officers are:

Fund Officers
Name, Address and Year of Birth	Position and Year First Appointed to Position for any Fund in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) During Past Five Years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously, Vice President and Chief Counsel January 2010-December 2014); officer of Columbia Funds and affiliated funds since 2007.
Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Treasurer (2011), Chief Financial Officer (2009) and Chief Accounting Officer (2015)	Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; senior officer of Columbia Funds and affiliated funds since 2002.
Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Senior Vice President (2011), Chief Legal Officer (2015) and Assistant Secretary (2008)	Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since January 2017 (previously Vice President and Lead Chief Counsel, November 2008-January 2017 and January 2013-January 2017, respectively, and Chief Counsel, January 2010-January 2013); Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since May 2010.
Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010.
Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)	Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Executive Vice President and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since July 2013 (previously Director and Global Chief Investment Officer, 2010-2013).
Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010.
Amy Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Vice President (2006)	Managing Director and Global Head of Operations, Columbia Management Investment Advisers, LLC since April 2016 (previously Managing Director and Chief Operating Officer, 2010-2016).
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Vice President and Secretary (2015)	Vice President and Group Counsel, Ameriprise Financial, Inc. since August 2011; officer of Columbia Funds and affiliated funds since 2005.

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COLUMBIA VARIABLE PORTFOLIO – SELECT INTERNATIONAL EQUITY FUND

IMPORTANT INFORMATION ABOUT THIS REPORT

The policy of the Board is to vote the proxies of the companies in which each fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how each fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting investor.columbiathreadneedleus.com, or searching the website of the SEC at sec.gov.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund’s Form N-Q is available on the SEC’s website at sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. Each fund’s complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.

Annual Report 2016	37

Columbia Variable Portfolio – Select International Equity Fund

P.O. Box 8081

Boston, MA 02266-8081

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For fund and other investment product prospectuses, which contains this and other important information, contact your financial advisor or insurance representative. Please read the prospectus carefully before you invest. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved. Columbia Management Investment Distributors, Inc., 225 Franklin Street, Boston, MA 02110-2804

© 2017 Columbia Management Investment Advisers, LLC.

S-6493 AN (2/17)

ANNUAL REPORT

December 31, 2016

COLUMBIA VARIABLE PORTFOLIO – SELECT LARGE-CAP VALUE FUND

Please remember that you may not buy (nor will you own) shares of the Fund directly. The Fund is available through variable annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies as well as qualified pension and retirement plans. Please contact your financial advisor or insurance representative for more information.

COLUMBIA VARIABLE PORTFOLIO – SELECT LARGE-CAP VALUE FUND

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.

Annual Report 2016

COLUMBIA VARIABLE PORTFOLIO – SELECT LARGE-CAP VALUE FUND

PERFORMANCE OVERVIEW

Performance Summary

∎	Columbia Variable Portfolio — Select Large-Cap Value Fund (the Fund) Class 3 shares returned 19.81% for the 12-month period ended December 31, 2016.

∎

During the same time period, the Fund outperformed its benchmark, the Russell 1000 Value Index, which gained 17.34%, as well as the broad U.S. equity market, as measured by the S&P 500 Index, which returned 11.96%.

∎	Strong overall stock selection, particularly in the information technology, consumer staples, financials, utilities and energy sectors, helped the Fund outperform its benchmark.

Average Annual Total Returns (%) (for period ended December 31, 2016)
	Inception	1 Year	5 Years	10 Years
Class 1*	05/03/10	19.95	15.79	6.51
Class 2*	05/03/10	19.63	15.48	6.29
Class 3	02/04/04	19.81	15.65	6.42
Russell 1000 Value Index		17.34	14.80	5.72
S&P 500 Index		11.96	14.66	6.95

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your financial advisor or insurance representative.

Performance results reflect the effect of any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.

*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit investor.columbiathreadneedleus.com/investment-products/variable-products/appended-performance for more information.

The Russell 1000 Value Index, an unmanaged index, measures the performance of those stocks in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values.

The S&P 500 Index, an unmanaged index, measures the performance of 500 widely held, large-capitalization U.S. stocks and is frequently used as a general measure of market performance.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.

2	Annual Report 2016

COLUMBIA VARIABLE PORTFOLIO – SELECT LARGE-CAP VALUE FUND

PERFORMANCE OVERVIEW (continued)

Performance of a Hypothetical $10,000 Investment (January 1, 2007 — December 31, 2016)

The chart above shows the change in value of a hypothetical $10,000 investment in Class 3 shares of Columbia Variable Portfolio — Select Large-Cap Value Fund during the stated time period, and does not reflect the deduction of taxes, if any, that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The returns also do not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan, if any.

Annual Report 2016	3

COLUMBIA VARIABLE PORTFOLIO – SELECT LARGE-CAP VALUE FUND

MANAGER DISCUSSION OF FUND PERFORMANCE

Portfolio Management

Richard Rosen

Kari Montanus

Richard Taft, CPA*

*	Effective October 1, 2016, Mr. Taft was named a Portfolio Manager of the Fund.

Top Ten Holdings (%) (at December 31, 2016)
Bank of America Corp.	4.6
Verizon Communications, Inc.	4.4
NextEra Energy, Inc.	3.9
Citigroup, Inc.	3.9
Unum Group	3.8
Morgan Stanley	3.7
JPMorgan Chase & Co.	3.7
Humana, Inc.	3.6
Corning, Inc.	3.6
Wells Fargo & Co.	3.5

Percentages indicated are based upon total investments (excluding Money Market Funds).

For further detail about these holdings, please refer to the section entitled “Portfolio of Investments.”

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

Portfolio Breakdown (%) (at December 31, 2016)
Common Stocks	95.9
Money Market Funds	4.1
Total	100.0

Percentages indicated are based upon total investments. The Fund’s portfolio composition is subject to change.

Equity Sector Breakdown (%) (at December 31, 2016)
Consumer Discretionary	2.7
Consumer Staples	10.5
Energy	15.3
Financials	26.2
Health Care	9.7
Industrials	7.9
Information Technology	14.5
Materials	2.8
Telecommunication Services	4.4
Utilities	6.0
Total	100.0

Percentages indicated are based upon total equity investments. The Fund’s portfolio composition is subject to change.

At December 31, 2016, approximately 93.9% of the Fund’s shares were owned in the aggregate by affiliated funds-of-funds managed by Columbia Management Investment Advisers, LLC (the Investment Manager). As a result of asset allocation decisions by the Investment Manager, it is possible that the Fund may experience relatively large purchases or redemptions from affiliated funds-of-funds. The Investment Manager seeks to minimize the impact of these transactions by structuring them over a reasonable period of time. The Fund may experience increased expenses as it buys and sells securities as a result of purchases or redemptions by affiliated funds-of-funds.

For the 12-month period that ended December 31, 2016, the Fund’s Class 3 shares returned 19.81%. During the same time period, the Fund outperformed its benchmark, the Russell 1000 Value Index, which returned 17.34%, as well as the broad U.S. equity market, measured by the S&P 500 Index, which returned 11.96%. Strong overall stock selection, particularly in the information technology, consumer staples, financials and utilities sectors, helped the Fund outperform its benchmark.

A Year of Market Resilience

Equity markets entered 2016 facing seemingly insurmountable risk-off headwinds like a persistent decline in oil prices and uncertainty about Federal Reserve (Fed) direction, all set against expectations for yet more quarters of zero earnings growth as we enter what may be the late stages of an economic cycle. Despite these concerns, which along with other worries battered stocks to a low point in mid-February 2016, major market benchmarks rebounded and began their ascent to multiple record highs throughout the year. Numerous shocks threatened to derail investor confidence all along the way, including the U.K. vote before mid-year to leave the European Union, uncertainties caused by the U.S. Presidential campaign and persistent worries over escalating terrorism and geo-political unrest. Yet markets kept grinding higher.

Toward year-end investors focused almost exclusively on near-term implications of a Trump presidency, paying less attention to events like an OPEC production cap, an Italian bank bailout and political turmoil, reports that the European Central Bank may extend quantitative easing and even the Fed’s first rate hike in a year. Speculation over potential pro-growth policies under the new administration dominated headlines and drove generally positive investor sentiment, propelling four major market indexes to consecutive record closes not long after the election (the previous two-day back-to-back highs for all four benchmarks — the Dow, S&P 500, Nasdaq Composite and Russell 2000 — was in early 1998). In our opinion, the more important year-end takeaway from the market’s resilience is a reminder for genuine long-term investors that trying to time markets is folly. Disciplined long-term investors with well-reasoned conviction likely stayed invested and prospered. Those who tried to sidestep anticipated market declines likely did less well.

Contributors and Detractors

Strong broad-based stock selection, particularly in the information technology, consumer staples, financials, utilities and energy sectors,

4	Annual Report 2016

COLUMBIA VARIABLE PORTFOLIO – SELECT LARGE-CAP VALUE FUND

MANAGER DISCUSSION OF FUND PERFORMANCE (continued)

helped the Fund outperform its benchmark. Within information technology, Applied Materials, a leading equipment supplier to the semiconductor industry, was the Fund’s top performer. The company continued to recover from investor disappointment over a failed 2015 merger and advanced based on expectations for market share and revenue growth amid an upgrade cycle in key markets. In particular, investors rewarded its potential for serving auto makers as well as the growing high-definition display market based on OLED technology (organic light emitting diodes). Other top contributors in technology included specialty glass maker Corning and digital telecommunications provider Qualcomm, which we bought in midway through the first half of the year.

Additional standout performers included energy services provider Halliburton and oil and gas company Anadarko Petroleum, both of which rose in concert with generally improving energy prices, hopes for less costly regulation and investor recognition of sound management during the prolonged downturn in oil prices. Longtime holding Tyson Foods, one of the country’s top chicken producers, also contributed to results as investors recognized its transition from a commodity provider to a more highly valued packaged foods provider.

Detractors included pharmaceutical provider Bristol-Myers Squibb, which, in our opinion, was unfairly punished by investors after the company missed endpoints in an ambitious clinical trial for its leading lung-cancer drug. We view the miss as a short-term event and maintain high conviction in the company’s longer term capabilities.

Annual Report 2016	5

COLUMBIA VARIABLE PORTFOLIO – SELECT LARGE-CAP VALUE FUND

UNDERSTANDING YOUR FUND’S EXPENSES

(Unaudited)

As an investor, you incur ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

The information below does not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy (collectively, Contracts) or qualified pension and retirement plan (Qualified Plan), if any. The total fees and expenses you bear may therefore be higher than those shown below.

Analyzing Your Fund’s Expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare With Other Funds” below for details on how to use the hypothetical data.

Compare With Other Funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as redemption or exchange fees, or expenses that apply to the subaccount or the Contract. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If the fees and expenses imposed under your Contract or Qualified Plan, if any, were included, your costs would be higher.

July 1, 2016 – December 31, 2016

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)		Expenses Paid During the Period ($)		Fund’s Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class 1	1,000.00	1,000.00	1,162.20	1,021.15	4.16	3.89	0.77
Class 2	1,000.00	1,000.00	1,160.60	1,019.90	5.51	5.15	1.02
Class 3	1,000.00	1,000.00	1,161.90	1,020.55	4.81	4.50	0.89

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 366.

Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.

Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.

6	Annual Report 2016

COLUMBIA VARIABLE PORTFOLIO – SELECT LARGE-CAP VALUE FUND

PORTFOLIO OF INVESTMENTS

December 31, 2016

(Percentages represent value of investments compared to net assets)

Common Stocks 96.0%
Issuer	Shares	Value ($)
CONSUMER DISCRETIONARY 2.6%
Specialty Retail 2.6%

Lowe’s Companies, Inc.	400,000	28,448,000

Total Consumer Discretionary		28,448,000

CONSUMER STAPLES 10.1%
Food & Staples Retailing 1.7%

Costco Wholesale Corp.	115,000	18,412,650

Food Products 2.7%

Tyson Foods, Inc., Class A	494,957	30,528,948

Tobacco 5.7%

Altria Group, Inc.	525,000	35,500,500

Philip Morris International, Inc.	300,000	27,447,000

Total		62,947,500

Total Consumer Staples		111,889,098

ENERGY 14.7%
Energy Equipment & Services 3.0%

Halliburton Co.	620,000	33,535,800

Oil, Gas & Consumable Fuels 11.7%

Anadarko Petroleum Corp.	420,000	29,286,600

Chevron Corp.	250,000	29,425,000

Marathon Oil Corp.	600,000	10,386,000

Marathon Petroleum Corp.	475,000	23,916,250

Valero Energy Corp.	300,000	20,496,000

Williams Companies, Inc. (The)	500,000	15,570,000

Total		129,079,850

Total Energy		162,615,650

FINANCIALS 25.1%
Banks 15.0%

Bank of America Corp.	2,200,000	48,620,000

Citigroup, Inc.	700,000	41,601,000

JPMorgan Chase & Co.	450,000	38,830,500

Wells Fargo & Co.	672,000	37,033,920

Total		166,085,420

Capital Markets 3.5%

Morgan Stanley	925,000	39,081,250

Insurance 6.6%

MetLife, Inc.	600,000	32,334,000

Unum Group	925,000	40,635,250

Total		72,969,250

Total Financials		278,135,920

Common Stocks (continued)
Issuer	Shares	Value ($)
HEALTH CARE 9.3%
Health Care Equipment & Supplies 1.6%

Baxter International, Inc.	400,000	17,736,000

Health Care Providers & Services 5.3%

Express Scripts Holding Co.(a)	290,000	19,949,100

Humana, Inc.	190,000	38,765,700

Total		58,714,800

Pharmaceuticals 2.4%

Bristol-Myers Squibb Co.	460,000	26,882,400

Total Health Care		103,333,200

INDUSTRIALS 7.6%
Aerospace & Defense 1.5%

United Technologies Corp.	155,000	16,991,100

Industrial Conglomerates 2.6%

Honeywell International, Inc.	250,000	28,962,500

Road & Rail 3.5%

CSX Corp.	600,000	21,558,000

Union Pacific Corp.	160,000	16,588,800

Total		38,146,800

Total Industrials		84,100,400

INFORMATION TECHNOLOGY 14.0%
Communications Equipment 1.9%

Juniper Networks, Inc.	753,000	21,279,780

Electronic Equipment, Instruments & Components 3.5%

Corning, Inc.	1,596,000	38,734,920

IT Services 2.7%

Teradata Corp.(a)	1,100,000	29,887,000

Semiconductors & Semiconductor Equipment 5.9%

Applied Materials, Inc.	990,500	31,963,435

QUALCOMM, Inc.	500,000	32,600,000

Total		64,563,435

Total Information Technology		154,465,135

MATERIALS 2.7%
Chemicals 2.7%

FMC Corp.	525,000	29,694,000

Total Materials		29,694,000

TELECOMMUNICATION SERVICES 4.2%
Diversified Telecommunication Services 4.2%

Verizon Communications, Inc.	875,000	46,707,500

Total Telecommunication Services		46,707,500

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016	7

COLUMBIA VARIABLE PORTFOLIO – SELECT LARGE-CAP VALUE FUND

PORTFOLIO OF INVESTMENTS (continued)

December 31, 2016

Common Stocks (continued)
Issuer	Shares	Value ($)
UTILITIES 5.7%
Electric Utilities 3.8%

NextEra Energy, Inc.	350,000	41,811,000

Independent Power and Renewable Electricity Producers 1.9%

AES Corp. (The)	1,850,000	21,497,000

Total Utilities		63,308,000

Total Common Stocks
(Cost: $776,020,268)		1,062,696,903

Money Market Funds 4.1%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.594%(b)(c)	45,941,181	45,941,181

Total Money Market Funds
(Cost: $45,941,290)		45,941,181

Total Investments
(Cost: $821,961,558)		1,108,638,084

Other Assets & Liabilities, Net		(966,509)

Net Assets		1,107,671,575

Notes to Portfolio of Investments

(a)	Non-income producing investment.

(b)	The rate shown is the seven-day current annualized yield at December 31, 2016.

(c)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended December 31, 2016 are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds From Sales ($)	Realized Gain (Loss) ($)	Ending Cost ($)	Dividends — Affiliated Issuers ($)	Value ($)
Columbia Short-Term Cash Fund	3,843,248	406,415,977	(364,318,032)	97	45,941,290	76,516	45,941,181

Fair Value Measurements

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

∎

Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

∎	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

∎	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Certain investments that have been measured at fair value using the net asset value (NAV) per share (or its equivalent) are not categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to reconcile the fair value hierarchy to the amounts presented in the Portfolio of Investments. The Columbia Short-Term Cash Fund seeks to provide shareholders with maximum current income consistent with liquidity and stability of principal. Columbia Short-Term Cash Fund prices its shares with a floating NAV and no longer seeks to maintain a stable NAV.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

The accompanying Notes to Financial Statements are an integral part of this statement.

8	Annual Report 2016

COLUMBIA VARIABLE PORTFOLIO – SELECT LARGE-CAP VALUE FUND

PORTFOLIO OF INVESTMENTS (continued)

December 31, 2016

Fair Value Measurements (continued)

Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The following table is a summary of the inputs used to value the Fund’s investments at December 31, 2016:

	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Investments

Common Stocks

Consumer Discretionary	28,448,000	—	—	28,448,000

Consumer Staples	111,889,098	—	—	111,889,098

Energy	162,615,650	—	—	162,615,650

Financials	278,135,920	—	—	278,135,920

Health Care	103,333,200	—	—	103,333,200

Industrials	84,100,400	—	—	84,100,400

Information Technology	154,465,135	—	—	154,465,135

Materials	29,694,000	—	—	29,694,000

Telecommunication Services	46,707,500	—	—	46,707,500

Utilities	63,308,000	—	—	63,308,000

Total Common Stocks	1,062,696,903	—	—	1,062,696,903

Investments measured at net asset value

Money Market Funds	—	—	—	45,941,181

Total Investments	1,062,696,903	—	—	1,108,638,084

See the Portfolio of Investments for all investment classifications not indicated in the table.

There were no transfers of financial assets between levels during the period.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016	9

COLUMBIA VARIABLE PORTFOLIO – SELECT LARGE-CAP VALUE FUND

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2016

Assets

Investments, at value

Unaffiliated issuers (identified cost $776,020,268)	$1,062,696,903

Affiliated issuers (identified cost $45,941,290)	45,941,181

Total investments (identified cost $821,961,558)	1,108,638,084

Receivable for:

Capital shares sold	432,060

Dividends	784,454

Expense reimbursement due from Investment Manager	34,152

Prepaid expenses	3,352

Total assets	1,109,892,102

Liabilities

Payable for:

Capital shares purchased	1,417,203

Management services fees	661,712

Distribution and/or service fees	7,759

Transfer agent fees	54,360

Compensation of board members	39,003

Chief compliance officer expenses	230

Other expenses	40,260

Total liabilities	2,220,527

Net assets applicable to outstanding capital stock	$1,107,671,575

Represented by

Trust capital	$1,107,671,575

Total — representing net assets applicable to outstanding capital stock	$1,107,671,575

Class 1

Net assets	$1,046,757,123

Shares outstanding	50,916,353

Net asset value per share	$20.56

Class 2

Net assets	$15,025,548

Shares outstanding	742,593

Net asset value per share	$20.23

Class 3

Net assets	$45,888,904

Shares outstanding	2,251,977

Net asset value per share	$20.38

The accompanying Notes to Financial Statements are an integral part of this statement.

10	Annual Report 2016

COLUMBIA VARIABLE PORTFOLIO – SELECT LARGE-CAP VALUE FUND

STATEMENT OF OPERATIONS

Year Ended December 31, 2016

Net investment income

Income:

Dividends — unaffiliated issuers	$18,897,622

Dividends — affiliated issuers	76,516

Total income	18,974,138

Expenses:

Management services fees	6,269,717

Distribution and/or service fees

Class 2	31,700

Class 3	54,090

Transfer agent fees

Class 1	470,533

Class 2	7,608

Class 3	25,963

Compensation of board members	23,630

Custodian fees	9,806

Printing and postage fees	22,566

Audit fees	29,209

Legal fees	14,377

Chief compliance officer expenses	230

Other	22,618

Total expenses	6,982,047

Fees waived or expenses reimbursed by Investment Manager and its affiliates	(434,546)

Total net expenses	6,547,501

Net investment income	12,426,637

Realized and unrealized gain (loss) — net

Net realized gain (loss) on:

Investments — unaffiliated issuers	33,656,040

Investments — affiliated issuers	97

Net realized gain	33,656,137

Net change in unrealized appreciation (depreciation) on:

Investments — unaffiliated issuers	124,121,191

Investments — affiliated issuers	(109)

Net change in unrealized appreciation	124,121,082

Net realized and unrealized gain	157,777,219

Net increase in net assets resulting from operations	$170,203,856

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016	11

COLUMBIA VARIABLE PORTFOLIO – SELECT LARGE-CAP VALUE FUND

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2016	Year Ended December 31, 2015
Operations

Net investment income	$12,426,637	$14,745,020

Net realized gain	33,656,137	104,103,121

Net change in unrealized appreciation (depreciation)	124,121,082	(159,598,658)

Net increase (decrease) in net assets resulting from operations	170,203,856	(40,750,517)

Increase (decrease) in net assets from capital stock activity	98,322,196	(201,249,341)

Total increase (decrease) in net assets	268,526,052	(241,999,858)

Net assets at beginning of year	839,145,523	1,081,145,381

Net assets at end of year	$1,107,671,575	$839,145,523

The accompanying Notes to Financial Statements are an integral part of this statement.

12	Annual Report 2016

COLUMBIA VARIABLE PORTFOLIO – SELECT LARGE-CAP VALUE FUND

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Year Ended December 31, 2016		Year Ended December 31, 2015
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity

Class 1 shares

Subscriptions	14,231,327	261,835,590	7,889,083	143,142,592

Redemptions	(8,814,792)	(155,127,389)	(17,893,686)	(326,352,188)

Net increase (decrease)	5,416,535	106,708,201	(10,004,603)	(183,209,596)

Class 2 shares

Subscriptions	203,968	3,583,698	182,652	3,216,411

Redemptions	(166,053)	(2,894,445)	(95,271)	(1,667,475)

Net increase	37,915	689,253	87,381	1,548,936

Class 3 shares

Subscriptions	95,362	1,792,983	98,653	1,726,287

Redemptions	(624,171)	(10,868,241)	(1,210,634)	(21,314,968)

Net decrease	(528,809)	(9,075,258)	(1,111,981)	(19,588,681)

Total net increase (decrease)	4,925,641	98,322,196	(11,029,203)	(201,249,341)

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016	13

COLUMBIA VARIABLE PORTFOLIO – SELECT LARGE-CAP VALUE FUND

FINANCIAL HIGHLIGHTS

The following tables are intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect any fees and expenses imposed under your Contract and/or Qualified Plan, as applicable; such fees and expenses would reduce the total returns for all periods shown. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

	Year Ended December 31,
Class 1	2016	2015	2014	2013	2012
Per share data
Net asset value, beginning of period	$17.14	$18.02	$16.17	$11.71	$9.88

Income from investment operations:

Net investment income	0.26	0.27	0.21	0.19	0.21

Net realized and unrealized gain (loss)	3.16	(1.15)	1.64	4.27	1.62

Total from investment operations	3.42	(0.88)	1.85	4.46	1.83

Net asset value, end of period	$20.56	$17.14	$18.02	$16.17	$11.71

Total return	19.95%	(4.88%)	11.44%	38.09%	18.52%

Ratios to average net assets(a)

Total gross expenses	0.82%	0.81%	0.81%	0.83%	0.84	%(b)

Total net expenses(c)	0.77%	0.76%	0.76%	0.77%	0.80	%(b)

Net investment income	1.49%	1.54%	1.26%	1.34%	1.91%

Supplemental data

Net assets, end of period (in thousands)	$1,046,757	$779,920	$1,000,413	$738,487	$569,837

Portfolio turnover	26%	13%	7%	15%	17%

Notes to Financial Highlights

(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(b)	Ratios include line of credit interest expense which is less than 0.01%.

(c)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

14	Annual Report 2016

COLUMBIA VARIABLE PORTFOLIO – SELECT LARGE-CAP VALUE FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended December 31,
Class 2	2016	2015	2014	2013	2012
Per share data
Net asset value, beginning of period	$16.91	$17.83	$16.03	$11.64	$9.85

Income from investment operations:

Net investment income	0.22	0.23	0.17	0.15	0.16

Net realized and unrealized gain (loss)	3.10	(1.15)	1.63	4.24	1.63

Total from investment operations	3.32	(0.92)	1.80	4.39	1.79

Net asset value, end of period	$20.23	$16.91	$17.83	$16.03	$11.64

Total return	19.63%	(5.16%)	11.23%	37.72%	18.17%

Ratios to average net assets(a)

Total gross expenses	1.07%	1.06%	1.07%	1.08%	1.15	%(b)

Total net expenses(c)	1.02%	1.02%	1.01%	1.01%	1.06	%(b)

Net investment income	1.25%	1.32%	1.02%	1.09%	1.45%

Supplemental data

Net assets, end of period (in thousands)	$15,026	$11,918	$11,006	$5,475	$1,643

Portfolio turnover	26%	13%	7%	15%	17%

Notes to Financial Highlights

(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(b)	Ratios include line of credit interest expense which is less than 0.01%.

(c)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016	15

COLUMBIA VARIABLE PORTFOLIO – SELECT LARGE-CAP VALUE FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended December 31,
Class 3	2016	2015	2014	2013	2012
Per share data
Net asset value, beginning of period	$17.01	$17.91	$16.08	$11.67	$9.85

Income from investment operations:

Net investment income	0.24	0.25	0.19	0.17	0.16

Net realized and unrealized gain (loss)	3.13	(1.15)	1.64	4.24	1.66

Total from investment operations	3.37	(0.90)	1.83	4.41	1.82

Net asset value, end of period	$20.38	$17.01	$17.91	$16.08	$11.67

Total return	19.81%	(5.02%)	11.38%	37.79%	18.48%

Ratios to average net assets(a)

Total gross expenses	0.95%	0.94%	0.94%	0.96%	1.04	%(b)

Total net expenses(c)	0.89%	0.89%	0.88%	0.89%	0.93	%(b)

Net investment income	1.39%	1.42%	1.13%	1.21%	1.47%

Supplemental data

Net assets, end of period (in thousands)	$45,889	$47,307	$69,726	$60,335	$30,991

Portfolio turnover	26%	13%	7%	15%	17%

Notes to Financial Highlights

(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(b)	Ratios include line of credit interest expense which is less than 0.01%.

(c)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

16	Annual Report 2016

COLUMBIA VARIABLE PORTFOLIO – SELECT LARGE-CAP VALUE FUND

NOTES TO FINANCIAL STATEMENTS

December 31, 2016

Note 1. Organization

Columbia Variable Portfolio — Select Large-Cap Value Fund (the Fund), a series of Columbia Funds Variable Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund offers Class 1, Class 2 and Class 3 shares to separate accounts funding variable annuity contracts and variable life insurance policies (collectively, Contracts) issued by affiliated and unaffiliated life insurance companies as well as qualified pension and retirement plans (Qualified Plans) and other qualified institutional investors (Qualified Investors) authorized by Columbia Management Investment Distributors, Inc. (the Distributor). You may not buy (nor will you own) shares of the Fund directly. You may invest by participating in a Qualified Plan or by buying a Contract and making allocations to the Fund. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own cost structure and other features.

Note 2. Summary of Significant Accounting Policies

Basis of Preparation

The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services — Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation

All equity securities are valued at the close of business of the New York Stock Exchange. Equity securities are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.

Investments in open-end investment companies, including money market funds, are valued at their latest net asset value.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security.

The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.

GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Corporate actions and dividend income are recorded on the ex-dividend date.

Annual Report 2016	17

COLUMBIA VARIABLE PORTFOLIO – SELECT LARGE-CAP VALUE FUND

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2016

The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds, other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information on the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by the Fund’s management. Management’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.

Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

The Fund is treated as a partnership for federal income tax purposes, and the Fund does not expect to make regular distributions. The Fund will not be subject to federal income tax, and therefore, there is no provision for federal income taxes. The partners of the Fund are subject to tax on their distributive share of the Fund’s income and loss. The components of the Fund’s net assets are reported at the partner-level for federal income tax purposes, and therefore, are not presented in the Statement of Assets and Liabilities.

Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Guarantees and Indemnifications

Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Investment Company Reporting Modernization

In October 2016, the U.S. Securities and Exchange Commission adopted new rules and forms, and amendments to certain current rules and forms, to modernize reporting and disclosure of information by registered investment companies. The amendments to Regulation S-X will require standardized, enhanced disclosure about derivatives in investment company financial statements, and will also change the rules governing the form and content of such financial statements. The amendments to Regulation S-X take effect on August 1, 2017. At this time, management is assessing the anticipated impact of these regulatory developments.

Note 3. Fees and Other Transactions with Affiliates

Management Services Fees

Effective May 1, 2016, the Fund entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management

18	Annual Report 2016

COLUMBIA VARIABLE PORTFOLIO – SELECT LARGE-CAP VALUE FUND

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2016

Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to a percentage of the Fund’s average daily net assets that declines from 0.77% to 0.57% as the Fund’s net assets increase. Prior to May 1, 2016, the Fund paid the Investment Manager an annual fee for advisory services under an Investment Management Services Agreement and a separate annual fee for administrative and accounting services under an Administrative Services Agreement. The effective management services fee rate for the year ended December 31, 2016 (reflecting all advisory and administrative services fees paid to the Investment Manager) was 0.75% of the Fund’s average daily net assets. For the period from January 1, 2016 through April 30, 2016, the investment advisory services fee paid to the Investment Manager was $1,781,870, and the administrative services fee paid to the Investment Manager was $149,851.

Other Expenses

Other expenses are for, among other things, miscellaneous expenses of the Fund or the Board of Trustees, including payments to Board Services Corp., a company providing limited administrative services to the Fund and the Board of Trustees. That company’s expenses include boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. For the year ended December 31, 2016, other expenses paid by the Fund to this company were $614.

Compensation of Board Members

Board of Trustee members, who are not officers or employees of the Investment Manager or Ameriprise Financial, are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Plan), these Board of Trustee members may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan. All amounts payable under the Plan constitute a general unsecured obligation of the Fund.

Compensation of Chief Compliance Officer

The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund is allocated a portion of the expenses associated with the Chief Compliance Officer based on relative net assets of the Trust.

Transfer Agency Fees

The Fund has a Transfer and Dividend Disbursing Agent Agreement with Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial. The annual fee rate under this agreement is 0.06% of the Fund’s average daily net assets attributable to each share class.

Distribution Fees

The Fund has an agreement with the Distributor, an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution services. Under a Plan and Agreement of Distribution, the Fund pays a fee at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Class 2 shares and an annual rate of up to 0.125% of the Fund’s average daily net assets attributable to Class 3 shares. The Fund pays no distribution and service fees for Class 1 shares.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rates as a percentage of the class’ average daily net assets:

Fee Rates Contractual through April 30, 2017
Class 1	0.770%
Class 2	1.020
Class 3	0.895

Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees

Annual Report 2016	19

COLUMBIA VARIABLE PORTFOLIO – SELECT LARGE-CAP VALUE FUND

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2016

and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend and interest expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.

Note 4. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $285,310,154 and $216,139,127, respectively, for the year ended December 31, 2016. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.

Note 5. Affiliated Money Market Fund

The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends — affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. Effective October 1, 2016, the Affiliated MMF prices its shares with a floating net asset value (NAV) and no longer seeks to maintain a stable NAV. In addition, the Board Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.

Note 6. Line of Credit

The Fund has access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., HSBC Bank

USA, N.A. and JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility agreement, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, that permits collective borrowings up to $1 billion. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations.

The Fund had no borrowings during the year ended December 31, 2016.

Note 7. Significant Risks

Financial Sector Risk

The Fund may be more susceptible to the particular risks that may affect companies in the financial services sector than if it were invested in a wider variety of companies in unrelated sectors. Companies in the financial services sector are subject to certain risks, including the risk of regulatory change, decreased liquidity in credit markets and unstable interest rates. Such companies may have concentrated portfolios, such as a high level of loans to real estate developers, which makes them vulnerable to economic conditions that affect that industry. Performance of such companies may be affected by competitive pressures and exposure to investments or agreements that, under certain circumstances, may lead to losses (e.g., subprime loans). Companies in the financial services sector are subject to extensive governmental regulation that may limit the amount and types of loans and other financial commitments they can make, and interest rates and fees that they may charge. In addition, profitability of such companies is largely dependent upon the availability and the cost of capital.

Shareholder Concentration Risk

At December 31, 2016, affiliated shareholders of record owned 99.4% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant

20	Annual Report 2016

COLUMBIA VARIABLE PORTFOLIO – SELECT LARGE-CAP VALUE FUND

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2016

effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid or more liquid positions, resulting in Fund losses and the Fund holding a higher percentage of less liquid or illiquid securities. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.

Note 8. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Note 9. Information Regarding Pending and Settled Legal Proceedings

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

Annual Report 2016	21

COLUMBIA VARIABLE PORTFOLIO – SELECT LARGE-CAP VALUE FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of Columbia Funds Variable Series Trust II and the Shareholders of

Columbia Variable Portfolio — Select Large-Cap Value Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Variable Portfolio - Select Large-Cap Value Fund (the “Fund,” a series of Columbia Funds Variable Series Trust II) as of December 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of December 31, 2016 by correspondence with the custodian and transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Minneapolis, MN

February 17, 2017

22	Annual Report 2016

COLUMBIA VARIABLE PORTFOLIO – SELECT LARGE-CAP VALUE FUND

TRUSTEES AND OFFICERS

Shareholders elect the Board that oversees the Fund’s operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, Trustees not affiliated with the Investment Manager generally may serve through the end of the calendar year in which they reach either the mandatory retirement age established by the Board or the fifteenth anniversary of the first Board meeting they attended as a member of the Board.

Independent Trustees
Name, Address, Year of Birth	Position Held With the Trust and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
George S. Batejan 901 S. Marquette Ave. Minneapolis, MN 55402 1953	Trustee since 1/17	Executive Vice President, Global Head of Technology and Operations, Janus Capital Group, Inc., 2010-2016	124	Trustee to other Columbia Funds since 2017; Advisory Board Member, University of Colorado Business School (Executive Committee, Nominating Committee and Governance Committee) since November 2015; former Chairman of the Board, NICSA (National Investment Company Services Association), 2014-2016; former Director, Intech Investment Management, 2011-2016; former Board Member, Metro Denver Chamber of Commerce, 2015-2016
Kathleen Blatz 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Trustee since 1/06 for RiverSource Funds and since 6/11 for Nations Funds	Attorney, specializing in arbitration and mediation; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees	126	Trustee to other Columbia Funds since 2006; Trustee, BlueCross BlueShield of Minnesota (Chair of the Business Development Committee) since 2009; Chair of the Robina Foundation since August 2013
Edward J. Boudreau, Jr. 901 S. Marquette Ave. Minneapolis, MN 55402 1944	Trustee since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, E.J. Boudreau & Associates (consulting) since 2000; FINRA Industry Arbitrator, 2002-present; Chairman and Chief Executive Officer, John Hancock Investments (asset management), Chairman and Interested Trustee for open-end and closed-end funds offered by John Hancock, 1989-2000; John Hancock Mutual Life Insurance Company, including Senior Vice President and Treasurer and Senior Vice President Information Technology, 1968-1988	124	Trustee to other Columbia Funds since 2005; former Trustee, Boston Museum of Science (Chair of Finance Committee), 1985- 2013; former Trustee, BofA Funds Series Trust (11 funds), 2005-2011

Annual Report 2016	23

COLUMBIA VARIABLE PORTFOLIO – SELECT LARGE-CAP VALUE FUND

TRUSTEES AND OFFICERS (continued)

Independent Trustees (continued)
Name, Address, Year of Birth	Position Held With the Trust and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
Pamela G. Carlton 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Trustee since 7/07 for RiverSource Funds and since 6/11 for Nations Funds	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, Morgan Stanley, 1982-1991	126	Trustee to other Columbia Funds since 2007; Trustee, New York Presbyterian Hospital Board (Executive Committee and Chair of Human Resources Committee) since 1996
William P. Carmichael 901 S. Marquette Ave. Minneapolis, MN 55402 1943	Trustee since 6/11 for RiverSource Funds and since 2003 for Nations Funds; Chair of the Board from 1/14-11/15	Retired; Co-founder, The Succession Fund (provides exit strategies to owners of privately held companies), 1998-2007; Adjunct Professor of Finance, Kelley School of Business, Indiana University, 1993-2007; Senior Vice President, Sara Lee Corporation, 1991-1993; Senior Vice President and Chief Financial Officer, Beatrice Foods Company, 1984-1990; Vice President, Esmark, Inc., 1973-1984; Associate, Price Waterhouse, 1968-1972	126	Trustee to other Columbia Funds since 2003; Director, The Finish Line (athletic shoes and apparel) since July 2003; Director, hhgregg since May, 2015; former Director, Cobra Electronics Corporation (electronic equipment manufacturer), 1994-August 2014; former Director, Spectrum Brands, Inc. (consumer products), 2002-2009; former Director, Simmons Company (bedding), 2004-2010; former Trustee, BofA Funds Series Trust (11 funds) 2003-2011; former Director, McMoRan Exploration Company (oil and gas exploration and development) 2010-2013; former Director, International Textile Corp., 2012-2016
Patricia M. Flynn 901 S. Marquette Ave. Minneapolis, MN 55402 1950	Trustee since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Trustee Professor of Economics and Management, Bentley University since 1976 (also teaches and conducts research on corporate governance); Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	126	Trustee to other Columbia Funds since 2004; Trustee, MA Taxpayers Foundation since 1997; Board of Governors, Innovation Institute, MA Technology Collaborative since 2010
William A. Hawkins 901 S. Marquette Ave. Minneapolis, MN 55402 1942	Chair of the Board since 11/15; Trustee since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, Overton Partners (financial consulting), since August 2010; President and Chief Executive Officer, California General Bank, N.A., January 2008-August 2010; Operation Hope, COO, 2004-2007; IndyMac Bancorp, President, CBG, 1999-2003; American General Bank, President, 1997-1999; Griffin Financial Services, CEO, 1981-1997; The Griffin Funds, CEO, 1992-1998	126	Trustee to other Columbia Funds since 2005; former Trustee, BofA Funds Series Trust (11 funds), 2005-2015

24	Annual Report 2016

COLUMBIA VARIABLE PORTFOLIO – SELECT LARGE-CAP VALUE FUND

TRUSTEES AND OFFICERS (continued)

Independent Trustees (continued)
Name, Address, Year of Birth	Position Held With the Trust and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
Catherine James Paglia 901 S. Marquette Ave. Minneapolis, MN 55402 1952	Trustee since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Director, Enterprise Asset Management, Inc. (private real estate and asset management company) since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Managing Director, Morgan Stanley, 1982-1989; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	126	Trustee to other Columbia Funds since 2004; Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012; Trustee, Carleton College (on the Investment Committee); Trustee, Carnegie Endowment for International Peace (on the Investment Committee)
Minor M. Shaw 901 S. Marquette Ave. Minneapolis, MN 55402 1947	Trustee since 6/11 for RiverSource Funds and since 2003 for Nations Funds	President, Micco LLC (private investments) since 2011; President, Micco Corp. (family investment business), 1998-2011	126	Trustee to other Columbia Funds since 2003; Director, BlueCross BlueShield of South Carolina since April 2008; Advisory Board member, Duke Energy Corp. since October 2016; Chair of the Duke Endowment; Director, National Association of Corporate Directors, Carolinas Chapter, since 2013; Chair of Greenville — Spartanburg Airport Commission; former Trustee, BofA Funds Series Trust (11 funds), 2003-2011; former Director, Piedmont Natural Gas, 2004-2016
John G. Taft 901 S. Marquette Ave. Minneapolis, MN 55402 1955	Trustee since 1/17	Chief Executive Officer, RBC Wealth Management (a division of RBC Capital Markets LLC), 2005-2016	124	Trustee to other Columbia Funds since 2017; Trustee, Andy Warhol Foundation for Visual Arts (Finance Committee) since 2014; former Director, RBC Global Asset Management — U.S., 2001-2016

Annual Report 2016	25

COLUMBIA VARIABLE PORTFOLIO – SELECT LARGE-CAP VALUE FUND

TRUSTEES AND OFFICERS (continued)

Independent Trustees (continued)
Name, Address, Year of Birth	Position Held With the Trust and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
Alison Taunton-Rigby 901 S. Marquette Ave. Minneapolis, MN 55402 1944	Trustee since 11/02 for RiverSource Funds and since 6/11 for Nations Funds	President, Chief Executive Officer and Director, RiboNovix, Inc., 2003-2010; CMT Inc., 2001-2003; Aquila Biopharmaceuticals Inc., 1996-2000; Cambridge Biotech Corporation, 1995- 1996; Mitotix Inc., 1993-1994	126	Trustee to other Columbia Funds since 2002; Director, Boston Children’s Hospital since 2002; Director, ICI Mutual Insurance Company, since 2011; Director, Blumont/IRD since 2016; Director, Mount Ida College since 2016; former Director, Abt Associates (government contractor), 2001-2016; former Director, Healthways, Inc. (health and well-being solutions), 2005-2016

Interested Trustee Not Affiliated with Investment Manager*
Name, Address, Year of Birth	Position Held With the Trusts and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
Anthony M. Santomero 901 S. Marquette Ave. Minneapolis, MN 55402 1946	Trustee since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008; President, Federal Reserve Bank of Philadelphia, 2000- 2006; Professor of Finance, The Wharton School, University of Pennsylvania, 1972-2002	124	Trustee to other Columbia Funds since 2008; Trustee, Penn Mutual Life Insurance Company since March 2008; Director, Renaissance Reinsurance Ltd. since May 2008; Director, Citigroup Inc. since 2009; Director, Citibank, N.A. since 2009; former Trustee, BofA Funds Series Trust (11 funds), 2008-2011

*	Dr. Santomero is not an affiliated person of the Investment Manager or Ameriprise Financial. However, he is currently deemed by the Funds to be an “interested person” (as defined in the 1940 Act) of the Funds because he serves as a Director of Citigroup Inc. and Citibank, N.A., companies that may directly or through subsidiaries and affiliates engage from time-to-time in brokerage execution, principal transactions and lending relationships with the Funds or accounts advised/managed by the Investment Manager.

26	Annual Report 2016

COLUMBIA VARIABLE PORTFOLIO – SELECT LARGE-CAP VALUE FUND

TRUSTEES AND OFFICERS (continued)

Interested Trustee Affiliated with Investment Manager*
Name, Address, Year of Birth	Position Held With the Trusts and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
William F. Truscott c/o Columbia Management Investment Advisers, LLC, 225 Franklin St. Boston, MA 02110 1960	Trustee since 11/01 for RiverSource Funds and since 6/11 for Nations Funds; Senior Vice President since 2002 for RiverSource Funds and since 5/10 for Nations Funds	Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010-September 2012); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006-August 2012.	185	Trustee to other Columbia Funds since 2001; Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010; Director, Columbia Management Investment Distributors, Inc. since May 2010; Former Director, Ameriprise Certificate Company, 2006-January 2013

*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.

The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611 or contacting your financial intermediary.

Annual Report 2016	27

COLUMBIA VARIABLE PORTFOLIO – SELECT LARGE-CAP VALUE FUND

TRUSTEES AND OFFICERS (continued)

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Truscott, who is Senior Vice President, the Fund’s other officers are:

Fund Officers
Name, Address and Year of Birth	Position and Year First Appointed to Position for any Fund in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) During Past Five Years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously, Vice President and Chief Counsel January 2010-December 2014); officer of Columbia Funds and affiliated funds since 2007.
Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Treasurer (2011), Chief Financial Officer (2009) and Chief Accounting Officer (2015)	Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; senior officer of Columbia Funds and affiliated funds since 2002.
Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Senior Vice President (2011), Chief Legal Officer (2015) and Assistant Secretary (2008)	Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since January 2017 (previously Vice President and Lead Chief Counsel, November 2008-January 2017 and January 2013-January 2017, respectively, and Chief Counsel, January 2010-January 2013); Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since May 2010.
Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010.
Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)	Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Executive Vice President and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since July 2013 (previously Director and Global Chief Investment Officer, 2010-2013).
Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010.
Amy Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Vice President (2006)	Managing Director and Global Head of Operations, Columbia Management Investment Advisers, LLC since April 2016 (previously Managing Director and Chief Operating Officer, 2010-2016).
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Vice President and Secretary (2015)	Vice President and Group Counsel, Ameriprise Financial, Inc. since August 2011; officer of Columbia Funds and affiliated funds since 2005.

28	Annual Report 2016

COLUMBIA VARIABLE PORTFOLIO – SELECT LARGE-CAP VALUE FUND

IMPORTANT INFORMATION ABOUT THIS REPORT

The policy of the Board is to vote the proxies of the companies in which each fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how each fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting investor.columbiathreadneedleus.com, or searching the website of the SEC at sec.gov.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund’s Form N-Q is available on the SEC’s website at sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. Each fund’s complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.

Annual Report 2016	29

Columbia Variable Portfolio – Select Large-Cap Value Fund

P.O. Box 8081

Boston, MA 02266-8081

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For fund and other investment product prospectuses, which contains this and other important information, contact your financial advisor or insurance representative. Please read the prospectus carefully before you invest. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved. Columbia Management Investment Distributors, Inc., 225 Franklin Street, Boston, MA 02110-2804

© 2017 Columbia Management Investment Advisers, LLC.

S-6472 AN (2/17)

ANNUAL REPORT

December 31, 2016

COLUMBIA VARIABLE PORTFOLIO – SELECT SMALLER-CAP VALUE FUND

Please remember that you may not buy (nor will you own) shares of the Fund directly. The Fund is available through variable annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies as well as qualified pension and retirement plans. Please contact your financial advisor or insurance representative for more information.

COLUMBIA VARIABLE PORTFOLIO – SELECT SMALLER-CAP VALUE FUND

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.

Annual Report 2016

COLUMBIA VARIABLE PORTFOLIO – SELECT SMALLER-CAP VALUE FUND

PERFORMANCE OVERVIEW

Performance Summary

∎	Columbia Variable Portfolio — Select Smaller-Cap Value Fund (the Fund) Class 3 shares returned 13.83% for the 12-month period ended December 31, 2016.

∎	The Fund underperformed its benchmark, the Russell 2000 Value Index, which gained 31.74% during the same time period.

∎

Robust double-digit returns from many of the portfolio’s high-conviction holdings were muted by big drops in a number of stocks that declined on company-specific concerns, leading to the gap in relative performance versus the benchmark.

Average Annual Total Returns (%) (for period ended December 31, 2016)
	Inception	1 Year	5 Years	10 Years
Class 1*	05/03/10	13.95	15.46	6.97
Class 2*	05/03/10	13.66	15.20	6.75
Class 3	09/15/99	13.83	15.32	6.88
Russell 2000 Value Index		31.74	15.07	6.26

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your financial advisor or insurance representative.

Performance results reflect the effect of any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.

*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit investor.columbiathreadneedleus.com/investment-products/variable-products/appended-performance for more information.

The Russell 2000 Value Index, an unmanaged index, tracks the performance of those Russell 2000 Index companies with lower price-to-book ratios and lower forecasted growth values.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.

2	Annual Report 2016

COLUMBIA VARIABLE PORTFOLIO – SELECT SMALLER-CAP VALUE FUND

PERFORMANCE OVERVIEW (continued)

Performance of a Hypothetical $10,000 Investment (January 1, 2007 — December 31, 2016)

The chart above shows the change in value of a hypothetical $10,000 investment in Class 3 shares of Columbia Variable Portfolio — Select Smaller-Cap Value Fund during the stated time period, and does not reflect the deduction of taxes, if any, that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The returns also do not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan, if any.

Annual Report 2016	3

COLUMBIA VARIABLE PORTFOLIO – SELECT SMALLER-CAP VALUE FUND

MANAGER DISCUSSION OF FUND PERFORMANCE

Portfolio Management

Richard Rosen

Kari Montanus

Richard Taft, CPA*

*	Effective October 1, 2016, Mr. Taft was named a Portfolio Manager of the Fund.

Top Ten Holdings (%) (at December 31, 2016)
BofI Holding, Inc.	4.2
Dean Foods Co.	4.0
Telephone & Data Systems, Inc.	3.9
United Continental Holdings, Inc.	3.9
Hanover Insurance Group, Inc. (The)	3.2
Ultratech, Inc.	3.1
Lincoln National Corp.	3.1
Calix, Inc.	3.1
WellCare Health Plans, Inc.	3.1
CACI International, Inc., Class A	2.9

Percentages indicated are based upon total investments (excluding Money Market Funds).

For further detail about these holdings, please refer to the section entitled “Portfolio of Investments.”

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

Portfolio Breakdown (%) (at December 31, 2016)
Common Stocks	95.3
Money Market Funds	4.7
Total	100.0

Percentages indicated are based upon total investments. The Fund’s portfolio composition is subject to change.

Equity Sector Breakdown (%) (at December 31, 2016)
Consumer Discretionary	12.8
Consumer Staples	6.6
Energy	3.9
Financials	21.9
Health Care	11.8
Industrials	11.7
Information Technology	19.4
Materials	5.3
Real Estate	1.8
Telecommunication Services	4.8
Total	100.0

Percentages indicated are based upon total equity investments. The Fund’s portfolio composition is subject to change.

For the 12-month period that ended December 31, 2016, the Fund’s Class 3 shares returned 13.83%, compared with a 31.74% return for the Fund’s benchmark, the Russell 2000 Value Index. Robust double-digit returns from many of the portfolio’s high-conviction holdings were muted by big drops in a number of stocks that declined on company-specific concerns, leading to the gap in relative performance versus the benchmark.

A Year of Market Resilience

Equity markets entered 2016 facing seemingly insurmountable risk-off headwinds like a persistent decline in oil prices and uncertainty about Federal Reserve (Fed) direction, all set against expectations for yet more quarters of zero earnings growth as we enter what may be the late stages of an economic cycle. Despite these concerns, which along with other worries battered stocks to a low point in mid-February 2016, major market benchmarks rebounded and began their ascent to multiple record highs throughout the year. Numerous shocks threatened to derail investor confidence all along the way, including the U.K. vote before mid-year to leave the European Union, uncertainties caused by the U.S. Presidential campaign and persistent worries over escalating terrorism and geo-political unrest. Yet markets kept grinding higher.

Toward year-end investors focused almost exclusively on near-term implications of a Trump presidency, paying less attention to events like an OPEC production cap, an Italian bank bailout and political turmoil, reports that the European Central Bank may extend quantitative easing and even the Fed’s first rate hike in a year. Speculation over potential pro-growth policies under the new administration dominated headlines and drove generally positive investor sentiment, propelling four major market indexes to consecutive record closes not long after the election (the previous two-day back-to-back highs for all four benchmarks — the Dow, S&P 500, Nasdaq Composite and Russell 2000 — was in early 1998). In our opinion, the more important year-end takeaway from the market’s resilience is a reminder for genuine long-term investors that trying to time markets is folly. Disciplined long-term investors with well-reasoned conviction likely stayed invested and prospered. Those who tried to sidestep anticipated market declines likely did less well.

Contributors and Detractors

The Fund’s positive performance during the period was driven by double-digit returns from many of the portfolio’s high-conviction holdings across a number of industries. At the top of that list was trucker Swift Transportation, which performed exceptionally well as hopes for an improved operating environment more than offset disappointment over below-expectation earnings reported toward the end of the period. Bofi Holding, an internet-savings bank, was another standout performer. We bought the stock earlier this year following a major decline due to what we believe were unwarranted concerns over litigation with a former employee. With those concerns resolved, investors began focusing on the company’s ability to grow earnings with its highly efficient branchless-bank business model.

A key offset to the portfolio’s big gainers was specialty pharmaceutical company Impax Laboratories, which continued to be punished by investors for sustained underperformance of assets acquired earlier in the year.

4	Annual Report 2016

COLUMBIA VARIABLE PORTFOLIO – SELECT SMALLER-CAP VALUE FUND

MANAGER DISCUSSION OF FUND PERFORMANCE (continued)

A decline in near-term prospects for generic drug manufacturers also weighed on the stock. Other detractors that hurt the Fund’s relative performance included apparel maker Hanesbrands and auto parts make Motorcar Parts of America, each of which suffered primarily as the result of foreign currency exposure and concerns about implications of a possible border tax adjustment under the new administration.

Annual Report 2016	5

COLUMBIA VARIABLE PORTFOLIO – SELECT SMALLER-CAP VALUE FUND

UNDERSTANDING YOUR FUND’S EXPENSES

(Unaudited)

As an investor, you incur ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

The information below does not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy (collectively, Contracts) or qualified pension and retirement plan (Qualified Plan), if any. The total fees and expenses you bear may therefore be higher than those shown below.

Analyzing Your Fund’s Expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare With Other Funds” below for details on how to use the hypothetical data.

Compare With Other Funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as redemption or exchange fees, or expenses that apply to the subaccount or the Contract. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If the fees and expenses imposed under your Contract or Qualified Plan, if any, were included, your costs would be higher.

July 1, 2016 – December 31, 2016

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)		Expenses Paid During the Period ($)		Fund’s Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class 1	1,000.00	1,000.00	1,149.80	1,020.45	4.89	4.60	0.91
Class 2	1,000.00	1,000.00	1,148.20	1,019.20	6.23	5.86	1.16
Class 3	1,000.00	1,000.00	1,149.30	1,019.80	5.59	5.25	1.04

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 366.

Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.

Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.

6	Annual Report 2016

COLUMBIA VARIABLE PORTFOLIO – SELECT SMALLER-CAP VALUE FUND

PORTFOLIO OF INVESTMENTS

December 31, 2016

(Percentages represent value of investments compared to net assets)

Common Stocks 95.6%
Issuer	Shares	Value ($)
CONSUMER DISCRETIONARY 12.3%
Auto Components 3.4%

American Axle & Manufacturing Holdings, Inc.(a)	85,000	1,640,500

Motorcar Parts of America, Inc.(a)	82,000	2,207,440

Total		3,847,940

Hotels, Restaurants & Leisure 2.0%

Texas Roadhouse, Inc.	47,500	2,291,400

Household Durables 4.6%

Beazer Homes USA, Inc.(a)	89,000	1,183,700

Lennar Corp., Class A	47,500	2,039,175

William Lyon Homes, Inc., Class A(a)	100,000	1,903,000

Total		5,125,875

Specialty Retail 1.0%

Vitamin Shoppe, Inc.(a)	45,000	1,068,750

Textiles, Apparel & Luxury Goods 1.3%

Hanesbrands, Inc.	70,000	1,509,900

Total Consumer Discretionary		13,843,865

CONSUMER STAPLES 6.3%
Food Products 5.6%

Dean Foods Co.	200,000	4,356,000

WhiteWave Foods Co. (The)(a)	35,000	1,946,000

Total		6,302,000

Personal Products 0.7%

Herbalife Ltd.(a)	17,500	842,450

Total Consumer Staples		7,144,450

ENERGY 3.7%
Energy Equipment & Services 3.7%

Exterran Corp.(a)	70,000	1,673,000

Superior Energy Services, Inc.	72,500	1,223,800

Tetra Technologies, Inc.(a)	260,000	1,305,200

Total		4,202,000

Total Energy		4,202,000

FINANCIALS 20.9%
Banks 2.5%

Opus Bank	94,067	2,826,714

Insurance 12.5%

Aspen Insurance Holdings Ltd.	31,500	1,732,500

Hanover Insurance Group, Inc. (The)	38,000	3,458,380

Lincoln National Corp.	50,000	3,313,500

National General Holdings Corp.	115,000	2,873,850

Common Stocks (continued)
Issuer	Shares	Value ($)
State National Companies, Inc.	192,500	2,668,050

Total		14,046,280

Mortgage Real Estate Investment Trusts (REITs) 1.9%

Ladder Capital Corp., Class A	155,000	2,126,600

Thrifts & Mortgage Finance 4.0%

BofI Holding, Inc.(a)	160,000	4,568,000

Total Financials		23,567,594

HEALTH CARE 11.3%
Biotechnology 1.9%

Ligand Pharmaceuticals, Inc.(a)	21,000	2,133,810

Health Care Equipment & Supplies 3.2%

Analogic Corp.	24,843	2,060,727

Dentsply Sirona, Inc.	27,500	1,587,575

Total		3,648,302

Health Care Providers & Services 4.7%

PharMerica Corp.(a)	79,000	1,986,850

WellCare Health Plans, Inc.(a)	24,000	3,289,920

Total		5,276,770

Pharmaceuticals 1.5%

Impax Laboratories, Inc.(a)	125,000	1,656,250

Total Health Care		12,715,132

INDUSTRIALS 11.2%
Aerospace & Defense 2.6%

Cubic Corp.	60,000	2,877,000

Airlines 3.7%

United Continental Holdings, Inc.(a)	57,000	4,154,160

Commercial Services & Supplies 2.3%

Waste Connections, Inc.	33,500	2,632,765

Road & Rail 2.6%

Swift Transportation Co.(a)	120,000	2,923,200

Total Industrials		12,587,125

INFORMATION TECHNOLOGY 18.5%
Communications Equipment 6.3%

Calix, Inc.(a)	427,428	3,291,196

Extreme Networks, Inc.(a)	556,000	2,796,680

Viavi Solutions, Inc.(a)	130,000	1,063,400

Total		7,151,276

Electronic Equipment, Instruments & Components 1.5%

Belden, Inc.	22,000	1,644,940

IT Services 5.4%

CACI International, Inc., Class A(a)	25,000	3,107,500

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016	7

COLUMBIA VARIABLE PORTFOLIO – SELECT SMALLER-CAP VALUE FUND

PORTFOLIO OF INVESTMENTS (continued)

December 31, 2016

Common Stocks (continued)
Issuer	Shares	Value ($)
EPAM Systems, Inc.(a)	47,188	3,034,660

Total		6,142,160

Semiconductors & Semiconductor Equipment 3.0%

Ultratech, Inc.(a)	140,000	3,357,200

Software 2.3%

BroadSoft, Inc.(a)	63,000	2,598,750

Total Information Technology		20,894,326

MATERIALS 5.1%
Chemicals 2.8%

Minerals Technologies, Inc.	40,000	3,090,000

Containers & Packaging 2.3%

Owens-Illinois, Inc.(a)	150,000	2,611,500

Total Materials		5,701,500

REAL ESTATE 1.7%
Equity Real Estate Investment Trusts (REITs) 1.7%

Gaming and Leisure Properties, Inc.	62,500	1,913,750

Total Real Estate		1,913,750

Common Stocks (continued)
Issuer	Shares	Value ($)
TELECOMMUNICATION SERVICES 4.6%
Diversified Telecommunication Services 0.9%

Globalstar, Inc.(a)	600,000	948,000

Wireless Telecommunication Services 3.7%

Telephone & Data Systems, Inc.	145,000	4,186,150

Total Telecommunication Services		5,134,150

Total Common Stocks
(Cost: $82,781,771)		107,703,892

Money Market Funds 4.8%
	Shares	Value ($)

Columbia Short-Term Cash Fund, 0.594%(b)(c)	5,366,493	5,366,493

Total Money Market Funds
(Cost: $5,366,512)		5,366,493

Total Investments
(Cost: $88,148,283)		113,070,385

Other Assets & Liabilities, Net		(469,246)

Net Assets		112,601,139

Notes to Portfolio of Investments

(a)	Non-income producing investment.

(b)	The rate shown is the seven-day current annualized yield at December 31, 2016.

(c)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended December 31, 2016 are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds From Sales ($)	Realized Gain (Loss) ($)	Ending Cost ($)	Dividends — Affiliated Issuers ($)	Value ($)
Columbia Short-Term Cash Fund	2,872,590	41,964,208	(39,470,235)	(51)	5,366,512	12,881	5,366,493

Fair Value Measurements

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

∎

Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

∎	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

∎	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The

The accompanying Notes to Financial Statements are an integral part of this statement.

8	Annual Report 2016

COLUMBIA VARIABLE PORTFOLIO – SELECT SMALLER-CAP VALUE FUND

PORTFOLIO OF INVESTMENTS (continued)

December 31, 2016

Fair Value Measurements (continued)

Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Certain investments that have been measured at fair value using the net asset value (NAV) per share (or its equivalent) are not categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to reconcile the fair value hierarchy to the amounts presented in the Portfolio of Investments. The Columbia Short-Term Cash Fund seeks to provide shareholders with maximum current income consistent with liquidity and stability of principal. Columbia Short-Term Cash Fund prices its shares with a floating NAV and no longer seeks to maintain a stable NAV.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The following table is a summary of the inputs used to value the Fund’s investments at December 31, 2016:

	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Investments

Common Stocks

Consumer Discretionary	13,843,865	—	—	13,843,865

Consumer Staples	7,144,450	—	—	7,144,450

Energy	4,202,000	—	—	4,202,000

Financials	23,567,594	—	—	23,567,594

Health Care	12,715,132	—	—	12,715,132

Industrials	12,587,125	—	—	12,587,125

Information Technology	20,894,326	—	—	20,894,326

Materials	5,701,500	—	—	5,701,500

Real Estate	1,913,750	—	—	1,913,750

Telecommunication Services	5,134,150	—	—	5,134,150

Total Common Stocks	107,703,892	—	—	107,703,892

Investments measured at net asset value

Money Market Funds	—	—	—	5,366,493

Total Investments	107,703,892	—	—	113,070,385

See the Portfolio of Investments for all investment classifications not indicated in the table.

There were no transfers of financial assets between levels during the period.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016	9

COLUMBIA VARIABLE PORTFOLIO – SELECT SMALLER-CAP VALUE FUND

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2016

Assets

Investments, at value

Unaffiliated issuers (identified cost $82,781,771)	$107,703,892

Affiliated issuers (identified cost $5,366,512)	5,366,493

Total investments (identified cost $88,148,283)	113,070,385

Receivable for:

Capital shares sold	4,529

Dividends	80,658

Foreign tax reclaims	601

Expense reimbursement due from Investment Manager	19,565

Prepaid expenses	1,956

Total assets	113,177,694

Liabilities

Payable for:

Capital shares purchased	406,299

Management services fees	80,146

Distribution and/or service fees	12,472

Transfer agent fees	5,527

Compensation of board members	26,800

Chief compliance officer expenses	23

Other expenses	45,288

Total liabilities	576,555

Net assets applicable to outstanding capital stock	$112,601,139

Represented by

Trust capital	$112,601,139

Total — representing net assets applicable to outstanding capital stock	$112,601,139

Class 1

Net assets	$16,012,860

Shares outstanding	739,693

Net asset value per share	$21.65

Class 2

Net assets	$25,233,475

Shares outstanding	1,184,529

Net asset value per share	$21.30

Class 3

Net assets	$71,354,804

Shares outstanding	3,321,386

Net asset value per share	$21.48

The accompanying Notes to Financial Statements are an integral part of this statement.

10	Annual Report 2016

COLUMBIA VARIABLE PORTFOLIO – SELECT SMALLER-CAP VALUE FUND

STATEMENT OF OPERATIONS

Year Ended December 31, 2016

Net investment income

Income:

Dividends — unaffiliated issuers	$1,281,985

Dividends — affiliated issuers	12,881

Foreign taxes withheld	(2,615)

Total income	1,292,251

Expenses:

Management services fees	1,203,423

Distribution and/or service fees

Class 2	55,822

Class 3	85,821

Transfer agent fees

Class 1	28,402

Class 2	13,397

Class 3	41,193

Compensation of board members	13,967

Custodian fees	5,623

Printing and postage fees	42,098

Audit fees	29,048

Legal fees	8,565

Line of credit interest expense	2,422

Chief compliance officer expenses	23

Other	9,774

Total expenses	1,539,578

Fees waived or expenses reimbursed by Investment Manager and its affiliates	(139,230)

Total net expenses	1,400,348

Net investment loss	(108,097)

Realized and unrealized gain (loss) — net

Net realized gain (loss) on:

Investments — unaffiliated issuers	28,263,405

Investments — affiliated issuers	(51)

Foreign currency translations	(36)

Net realized gain	28,263,318

Net change in unrealized appreciation (depreciation) on:

Investments — unaffiliated issuers	(13,342,675)

Investments — affiliated issuers	(19)

Foreign currency translations	(1)

Net change in unrealized depreciation	(13,342,695)

Net realized and unrealized gain	14,920,623

Net increase in net assets resulting from operations	$14,812,526

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016	11

COLUMBIA VARIABLE PORTFOLIO – SELECT SMALLER-CAP VALUE FUND

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2016	Year Ended December 31, 2015
Operations

Net investment loss	$(108,097)	$(134,990)

Net realized gain	28,263,318	26,595,375

Net change in unrealized depreciation	(13,342,695)	(31,178,033)

Net increase (decrease) in net assets resulting from operations	14,812,526	(4,717,648)

Decrease in net assets from capital stock activity	(58,507,372)	(19,288,296)

Total decrease in net assets	(43,694,846)	(24,005,944)

Net assets at beginning of year	156,295,985	180,301,929

Net assets at end of year	$112,601,139	$156,295,985

The accompanying Notes to Financial Statements are an integral part of this statement.

12	Annual Report 2016

COLUMBIA VARIABLE PORTFOLIO – SELECT SMALLER-CAP VALUE FUND

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Year Ended December 31, 2016		Year Ended December 31, 2015
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity

Class 1 shares

Subscriptions	205,850	4,139,401	393,527	8,028,566

Redemptions	(2,659,069)	(51,834,799)	(787,586)	(15,901,829)

Net decrease	(2,453,219)	(47,695,398)	(394,059)	(7,873,263)

Class 2 shares

Subscriptions	166,864	3,211,973	214,630	4,280,488

Redemptions	(173,380)	(3,293,204)	(178,200)	(3,556,777)

Net increase (decrease)	(6,516)	(81,231)	36,430	723,711

Class 3 shares

Subscriptions	58,675	1,131,311	64,735	1,313,037

Redemptions	(621,902)	(11,862,054)	(673,417)	(13,451,781)

Net decrease	(563,227)	(10,730,743)	(608,682)	(12,138,744)

Total net decrease	(3,022,962)	(58,507,372)	(966,311)	(19,288,296)

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016	13

COLUMBIA VARIABLE PORTFOLIO – SELECT SMALLER-CAP VALUE FUND

FINANCIAL HIGHLIGHTS

The following tables are intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect any fees and expenses imposed under your Contract and/or Qualified Plan, as applicable; such fees and expenses would reduce the total returns for all periods shown. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

	Year Ended December 31,
Class 1	2016		2015	2014	2013	2012
Per share data
Net asset value, beginning of period	$19.00		$19.60	$18.48	$12.44	$10.55

Income from investment operations:

Net investment income (loss)	0.00	(a)	0.00 (a)	0.08	(0.06)	(0.02)

Net realized and unrealized gain (loss)	2.65		(0.60)	1.04	6.10	1.91

Total from investment operations	2.65		(0.60)	1.12	6.04	1.89

Net asset value, end of period	$21.65		$19.00	$19.60	$18.48	$12.44

Total return	13.95%		(3.06%)	6.06%	48.55%	17.92%

Ratios to average net assets(b)

Total gross expenses	1.00	%(c)	0.99%	0.98%	0.99%	1.01%

Total net expenses(d)	0.91	%(c)	0.91%	0.93%	0.93%	0.94%

Net investment income (loss)	0.02%		0.01%	0.44%	(0.40%)	(0.21%)

Supplemental data

Net assets, end of period (in thousands)	$16,013		$60,663	$70,315	$80,983	$63,490

Portfolio turnover	32%		27%	27%	16%	6%

Notes to Financial Highlights

(a)	Rounds to zero.

(b)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(c)	Ratios include line of credit interest expense which is less than 0.01%.

(d)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

14	Annual Report 2016

COLUMBIA VARIABLE PORTFOLIO – SELECT SMALLER-CAP VALUE FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended December 31,
Class 2	2016		2015	2014	2013	2012
Per share data
Net asset value, beginning of period	$18.74		$19.38	$18.32	$12.36	$10.50

Income from investment operations:

Net investment income (loss)	(0.04)		(0.04)	0.02	(0.10)	(0.05)

Net realized and unrealized gain (loss)	2.60		(0.60)	1.04	6.06	1.91

Total from investment operations	2.56		(0.64)	1.06	5.96	1.86

Net asset value, end of period	$21.30		$18.74	$19.38	$18.32	$12.36

Total return	13.66%		(3.30%)	5.79%	48.22%	17.71%

Ratios to average net assets(a)

Total gross expenses	1.27	%(b)	1.24%	1.23%	1.24%	1.26%

Total net expenses(c)	1.16	%(b)	1.16%	1.18%	1.18%	1.19%

Net investment income (loss)	(0.22%)		(0.22%)	0.13%	(0.64%)	(0.46%)

Supplemental data

Net assets, end of period (in thousands)	$25,233		$22,315	$22,376	$21,186	$14,236

Portfolio turnover	32%		27%	27%	16%	6%

Notes to Financial Highlights

(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(b)	Ratios include line of credit interest expense which is less than 0.01%.

(c)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016	15

COLUMBIA VARIABLE PORTFOLIO – SELECT SMALLER-CAP VALUE FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended December 31,
Class 3	2016		2015	2014	2013	2012
Per share data
Net asset value, beginning of period	$18.87		$19.50	$18.40	$12.40	$10.53

Income from investment operations:

Net investment income (loss)	(0.02)		(0.02)	0.05	(0.08)	(0.04)

Net realized and unrealized gain (loss)	2.63		(0.61)	1.05	6.08	1.91

Total from investment operations	2.61		(0.63)	1.10	6.00	1.87

Net asset value, end of period	$21.48		$18.87	$19.50	$18.40	$12.40

Total return	13.83%		(3.23%)	5.98%	48.39%	17.76%

Ratios to average net assets(a)

Total gross expenses	1.14	%(b)	1.11%	1.11%	1.11%	1.13%

Total net expenses(c)	1.03	%(b)	1.04%	1.05%	1.05%	1.06%

Net investment income (loss)	(0.10%)		(0.11%)	0.28%	(0.52%)	(0.34%)

Supplemental data

Net assets, end of period (in thousands)	$71,355		$73,318	$87,610	$91,762	$65,937

Portfolio turnover	32%		27%	27%	16%	6%

Notes to Financial Highlights

(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(b)	Ratios include line of credit interest expense which is less than 0.01%.

(c)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

16	Annual Report 2016

COLUMBIA VARIABLE PORTFOLIO – SELECT SMALLER-CAP VALUE FUND

NOTES TO FINANCIAL STATEMENTS

December 31, 2016

Note 1. Organization

Columbia Variable Portfolio — Select Smaller-Cap Value Fund (the Fund), a series of Columbia Funds Variable Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund offers Class 1, Class 2 and Class 3 shares to separate accounts funding variable annuity contracts and variable life insurance policies (collectively, Contracts) issued by affiliated and unaffiliated life insurance companies as well as qualified pension and retirement plans (Qualified Plans) and other qualified institutional investors (Qualified Investors) authorized by Columbia Management Investment Distributors, Inc. (the Distributor). You may not buy (nor will you own) shares of the Fund directly. You may invest by participating in a Qualified Plan or by buying a Contract and making allocations to the Fund. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own cost structure and other features.

Note 2. Summary of Significant Accounting Policies

Basis of Preparation

The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services —Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation

All equity securities are valued at the close of business of the New York Stock Exchange. Equity securities are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.

Foreign equity securities are valued based on the closing price on the foreign exchange in which such securities are primarily traded. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. In those situations, foreign securities will be fair valued pursuant to a policy adopted by the Board of Trustees, including, if available, utilizing a third party pricing service to determine these fair values. The third party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the New York Stock Exchange. The fair value of a security is likely to be different from the quoted or published price, if available.

Investments in open-end investment companies, including money market funds, are valued at their latest net asset value.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or

Annual Report 2016	17

COLUMBIA VARIABLE PORTFOLIO – SELECT SMALLER-CAP VALUE FUND

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2016

class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security.

The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.

GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.

Foreign Currency Transactions and Translations

The values of all assets and liabilities denominated in foreign currencies are generally translated into U.S. dollars at exchange rates determined at the close of regular trading on the New York Stock Exchange. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.

The Fund may receive distributions from holdings in equity securities, business development companies

(BDCs), exchange-traded funds, other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information on the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by the Fund’s management. Management’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.

Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

The Fund is treated as a partnership for federal income tax purposes. The Fund will not be subject to federal income tax, and therefore, there is no provision for federal income taxes. The partners of the Fund are subject to tax on their distributive share of the Fund’s income and loss. The components of the Fund’s net assets are reported at the partner-level for federal income tax purposes, and therefore, are not presented in the Statement of Assets and Liabilities.

18	Annual Report 2016

COLUMBIA VARIABLE PORTFOLIO – SELECT SMALLER-CAP VALUE FUND

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2016

Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Foreign Taxes

The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.

Guarantees and Indemnifications

Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Investment Company Reporting Modernization

In October 2016, the U.S. Securities and Exchange Commission adopted new rules and forms, and amendments to certain current rules and forms, to modernize reporting and disclosure of information by registered investment companies. The amendments to Regulation S-X will require standardized, enhanced disclosure about derivatives in investment company financial statements, and will also change the rules governing the form and content of such financial statements. The amendments to Regulation S-X take effect on August 1, 2017. At this time, management is assessing the anticipated impact of these regulatory developments.

Note 3. Fees and Other Transactions with Affiliates

Management Services Fees

Effective May 1, 2016, the Fund entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to a percentage of the Fund’s average daily net assets that declines from 0.87% to 0.75% as the Fund’s net assets increase. Prior to May 1, 2016, the Fund paid the Investment Manager an annual fee for advisory services under an Investment Management Services Agreement and a separate annual fee for administrative and accounting services under an Administrative Services Agreement. The effective management services fee rate for the year ended December 31, 2016 (reflecting all advisory and administrative services fees paid to the Investment Manager) was 0.87% of the Fund’s average daily net assets. For the period from January 1, 2016 through April 30, 2016, the investment advisory services fee paid to the Investment Manager was $373,692, and the administrative services fee paid to the Investment Manager was $37,842.

Other Expenses

Other expenses are for, among other things, miscellaneous expenses of the Fund or the Board of Trustees, including payments to Board Services Corp., a company providing limited administrative services to the Fund and the Board of Trustees. That company’s expenses include boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. For the year ended December 31, 2016, other expenses paid by the Fund to this company were $352.

Compensation of Board Members

Board of Trustee members, who are not officers or employees of the Investment Manager or Ameriprise Financial, are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a

Annual Report 2016	19

COLUMBIA VARIABLE PORTFOLIO – SELECT SMALLER-CAP VALUE FUND

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2016

Deferred Compensation Plan (the Plan), these Board of Trustee members may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan. All amounts payable under the Plan constitute a general unsecured obligation of the Fund.

Compensation of Chief Compliance Officer

The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund is allocated a portion of the expenses associated with the Chief Compliance Officer based on relative net assets of the Trust.

Transfer Agency Fees

The Fund has a Transfer and Dividend Disbursing Agent Agreement with Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial. The annual fee rate under this agreement is 0.06% of the Fund’s average daily net assets attributable to each share class.

Distribution Fees

The Fund has an agreement with the Distributor, an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution services. Under a Plan and Agreement of Distribution, the Fund pays a fee at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Class 2 shares and an annual rate of up to 0.125% of the Fund’s average daily net assets attributable to Class 3 shares. The Fund pays no distribution and service fees for Class 1 shares.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the periods disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the annual rates as a percentage of the class’ average daily net assets:

	May 1, 2016 through April 30, 2017	Prior to May 1, 2016
Class 1	0.910%	0.900%
Class 2	1.160	1.150
Class 3	1.035	1.025

Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend and interest expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.

Note 4. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $44,016,412 and $104,639,898, respectively, for the year ended December 31, 2016. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.

Note 5. Affiliated Money Market Fund

The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends — affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. Effective October 1, 2016, the Affiliated MMF prices its shares with a floating

20	Annual Report 2016

COLUMBIA VARIABLE PORTFOLIO – SELECT SMALLER-CAP VALUE FUND

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2016

net asset value (NAV) and no longer seeks to maintain a stable NAV. In addition, the Board Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.

Note 6. Line of Credit

The Fund has access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., HSBC Bank USA, N.A. and JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility agreement, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, that permits collective borrowings up to $1 billion. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations.

For the year ended December 31, 2016, the average daily loan balance outstanding on days when borrowing existed was $28,550,000 at a weighted average interest rate of 1.53%. Interest expense incurred by the Fund is recorded as a line of credit interest expense in the Statement of Operations.

Note 7. Significant Risks

Financial Sector Risk

The Fund may be more susceptible to the particular risks that may affect companies in the financial services sector than if it were invested in a wider variety of companies in unrelated sectors. Companies in the financial services sector are subject to certain risks, including the risk of regulatory change, decreased liquidity in credit markets and unstable interest rates. Such companies may have concentrated portfolios, such as a high level of loans to real estate developers, which makes them vulnerable to economic conditions that affect that industry. Performance of such companies may be affected by competitive pressures and exposure to investments or agreements that, under certain circumstances, may lead to losses (e.g., subprime loans). Companies in the financial services sector are subject to extensive governmental regulation that may limit the amount and types of loans and other financial commitments they can make, and interest rates and fees that they may charge. In addition, profitability of such companies is largely dependent upon the availability and the cost of capital.

Shareholder Concentration Risk

At December 31, 2016, affiliated shareholders of record owned 73.5% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid or more liquid positions, resulting in Fund losses and the Fund holding a higher percentage of less liquid or illiquid securities. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.

Note 8. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Note 9. Information Regarding Pending and Settled Legal Proceedings

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

Annual Report 2016	21

COLUMBIA VARIABLE PORTFOLIO – SELECT SMALLER-CAP VALUE FUND

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2016

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

22	Annual Report 2016

COLUMBIA VARIABLE PORTFOLIO – SELECT SMALLER-CAP VALUE FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of Columbia Funds Variable Series Trust II and the Shareholders of

Columbia Variable Portfolio — Select Smaller-Cap Value Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Variable Portfolio — Select Smaller-Cap Value Fund (the “Fund,” a series of Columbia Funds Variable Series Trust II) as of December 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of December 31, 2016 by correspondence with the custodian and transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Minneapolis, MN

February 17, 2017

Annual Report 2016	23

COLUMBIA VARIABLE PORTFOLIO – SELECT SMALLER-CAP VALUE FUND

TRUSTEES AND OFFICERS

Shareholders elect the Board that oversees the Fund’s operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, Trustees not affiliated with the Investment Manager generally may serve through the end of the calendar year in which they reach either the mandatory retirement age established by the Board or the fifteenth anniversary of the first Board meeting they attended as a member of the Board.

Independent Trustees
Name, Address, Year of Birth	Position Held With the Trust and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
George S. Batejan 901 S. Marquette Ave. Minneapolis, MN 55402 1953	Trustee since 1/17	Executive Vice President, Global Head of Technology and Operations, Janus Capital Group, Inc., 2010-2016	124	Trustee to other Columbia Funds since 2017; Advisory Board Member, University of Colorado Business School (Executive Committee, Nominating Committee and Governance Committee) since November 2015; former Chairman of the Board, NICSA (National Investment Company Services Association), 2014-2016; former Director, Intech Investment Management, 2011-2016; former Board Member, Metro Denver Chamber of Commerce, 2015-2016
Kathleen Blatz 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Trustee since 1/06 for RiverSource Funds and since 6/11 for Nations Funds	Attorney, specializing in arbitration and mediation; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees	126	Trustee to other Columbia Funds since 2006; Trustee, BlueCross BlueShield of Minnesota (Chair of the Business Development Committee) since 2009; Chair of the Robina Foundation since August 2013
Edward J. Boudreau, Jr. 901 S. Marquette Ave. Minneapolis, MN 55402 1944	Trustee since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, E.J. Boudreau & Associates (consulting) since 2000; FINRA Industry Arbitrator, 2002-present; Chairman and Chief Executive Officer, John Hancock Investments (asset management), Chairman and Interested Trustee for open-end and closed-end funds offered by John Hancock, 1989-2000; John Hancock Mutual Life Insurance Company, including Senior Vice President and Treasurer and Senior Vice President Information Technology, 1968-1988	124	Trustee to other Columbia Funds since 2005; former Trustee, Boston Museum of Science (Chair of Finance Committee), 1985- 2013; former Trustee, BofA Funds Series Trust (11 funds), 2005-2011

24	Annual Report 2016

COLUMBIA VARIABLE PORTFOLIO – SELECT SMALLER-CAP VALUE FUND

TRUSTEES AND OFFICERS (continued)

Independent Trustees (continued)
Name, Address, Year of Birth	Position Held With the Trust and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
Pamela G. Carlton 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Trustee since 7/07 for RiverSource Funds and since 6/11 for Nations Funds	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, Morgan Stanley, 1982-1991	126	Trustee to other Columbia Funds since 2007; Trustee, New York Presbyterian Hospital Board (Executive Committee and Chair of Human Resources Committee) since 1996
William P. Carmichael 901 S. Marquette Ave. Minneapolis, MN 55402 1943	Trustee since 6/11 for RiverSource Funds and since 2003 for Nations Funds; Chair of the Board from 1/14-11/15	Retired; Co-founder, The Succession Fund (provides exit strategies to owners of privately held companies), 1998-2007; Adjunct Professor of Finance, Kelley School of Business, Indiana University, 1993-2007; Senior Vice President, Sara Lee Corporation, 1991-1993; Senior Vice President and Chief Financial Officer, Beatrice Foods Company, 1984-1990; Vice President, Esmark, Inc., 1973-1984; Associate, Price Waterhouse, 1968-1972	126	Trustee to other Columbia Funds since 2003; Director, The Finish Line (athletic shoes and apparel) since July 2003; Director, hhgregg since May, 2015; former Director, Cobra Electronics Corporation (electronic equipment manufacturer), 1994-August 2014; former Director, Spectrum Brands, Inc. (consumer products), 2002-2009; former Director, Simmons Company (bedding), 2004-2010; former Trustee, BofA Funds Series Trust (11 funds) 2003-2011; former Director, McMoRan Exploration Company (oil and gas exploration and development) 2010-2013; former Director, International Textile Corp., 2012-2016
Patricia M. Flynn 901 S. Marquette Ave. Minneapolis, MN 55402 1950	Trustee since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Trustee Professor of Economics and Management, Bentley University since 1976 (also teaches and conducts research on corporate governance); Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	126	Trustee to other Columbia Funds since 2004; Trustee, MA Taxpayers Foundation since 1997; Board of Governors, Innovation Institute, MA Technology Collaborative since 2010
William A. Hawkins 901 S. Marquette Ave. Minneapolis, MN 55402 1942	Chair of the Board since 11/15; Trustee since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, Overton Partners (financial consulting), since August 2010; President and Chief Executive Officer, California General Bank, N.A., January 2008-August 2010; Operation Hope, COO, 2004-2007; IndyMac Bancorp, President, CBG, 1999-2003; American General Bank, President, 1997-1999; Griffin Financial Services, CEO, 1981-1997; The Griffin Funds, CEO, 1992-1998	126	Trustee to other Columbia Funds since 2005; former Trustee, BofA Funds Series Trust (11 funds), 2005-2015

Annual Report 2016	25

COLUMBIA VARIABLE PORTFOLIO – SELECT SMALLER-CAP VALUE FUND

TRUSTEES AND OFFICERS (continued)

Independent Trustees (continued)
Name, Address, Year of Birth	Position Held With the Trust and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
Catherine James Paglia 901 S. Marquette Ave. Minneapolis, MN 55402 1952	Trustee since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Director, Enterprise Asset Management, Inc. (private real estate and asset management company) since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Managing Director, Morgan Stanley, 1982-1989; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	126	Trustee to other Columbia Funds since 2004; Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012; Trustee, Carleton College (on the Investment Committee); Trustee, Carnegie Endowment for International Peace (on the Investment Committee)
Minor M. Shaw 901 S. Marquette Ave. Minneapolis, MN 55402 1947	Trustee since 6/11 for RiverSource Funds and since 2003 for Nations Funds	President, Micco LLC (private investments) since 2011; President, Micco Corp. (family investment business), 1998-2011	126	Trustee to other Columbia Funds since 2003; Director, BlueCross BlueShield of South Carolina since April 2008; Advisory Board member, Duke Energy Corp. since October 2016; Chair of the Duke Endowment; Director, National Association of Corporate Directors, Carolinas Chapter, since 2013; Chair of Greenville — Spartanburg Airport Commission; former Trustee, BofA Funds Series Trust (11 funds), 2003-2011; former Director, Piedmont Natural Gas, 2004-2016
John G. Taft 901 S. Marquette Ave. Minneapolis, MN 55402 1955	Trustee since 1/17	Chief Executive Officer, RBC Wealth Management (a division of RBC Capital Markets LLC), 2005-2016	124	Trustee to other Columbia Funds since 2017; Trustee, Andy Warhol Foundation for Visual Arts (Finance Committee) since 2014; former Director, RBC Global Asset Management — U.S., 2001-2016

26	Annual Report 2016

COLUMBIA VARIABLE PORTFOLIO – SELECT SMALLER-CAP VALUE FUND

TRUSTEES AND OFFICERS (continued)

Independent Trustees (continued)
Name, Address, Year of Birth	Position Held With the Trust and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
Alison Taunton-Rigby 901 S. Marquette Ave. Minneapolis, MN 55402 1944	Trustee since 11/02 for RiverSource Funds and since 6/11 for Nations Funds	President, Chief Executive Officer and Director, RiboNovix, Inc., 2003-2010; CMT Inc., 2001-2003; Aquila Biopharmaceuticals Inc., 1996-2000; Cambridge Biotech Corporation, 1995- 1996; Mitotix Inc., 1993-1994	126	Trustee to other Columbia Funds since 2002; Director, Boston Children’s Hospital since 2002; Director, ICI Mutual Insurance Company, since 2011; Director, Blumont/IRD since 2016; Director, Mount Ida College since 2016; former Director, Abt Associates (government contractor), 2001-2016; former Director, Healthways, Inc. (health and well-being solutions), 2005-2016

Interested Trustee Not Affiliated with Investment Manager*
Name, Address, Year of Birth	Position Held With the Trusts and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
Anthony M. Santomero 901 S. Marquette Ave. Minneapolis, MN 55402 1946	Trustee since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008; President, Federal Reserve Bank of Philadelphia, 2000- 2006; Professor of Finance, The Wharton School, University of Pennsylvania, 1972-2002	124	Trustee to other Columbia Funds since 2008; Trustee, Penn Mutual Life Insurance Company since March 2008; Director, Renaissance Reinsurance Ltd. since May 2008; Director, Citigroup Inc. since 2009; Director, Citibank, N.A. since 2009; former Trustee, BofA Funds Series Trust (11 funds), 2008-2011

*	Dr. Santomero is not an affiliated person of the Investment Manager or Ameriprise Financial. However, he is currently deemed by the Funds to be an “interested person” (as defined in the 1940 Act) of the Funds because he serves as a Director of Citigroup Inc. and Citibank, N.A., companies that may directly or through subsidiaries and affiliates engage from time-to-time in brokerage execution, principal transactions and lending relationships with the Funds or accounts advised/managed by the Investment Manager.

Annual Report 2016	27

COLUMBIA VARIABLE PORTFOLIO – SELECT SMALLER-CAP VALUE FUND

TRUSTEES AND OFFICERS (continued)

Interested Trustee Affiliated with Investment Manager*
Name, Address, Year of Birth	Position Held With the Trusts and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
William F. Truscott c/o Columbia Management Investment Advisers, LLC, 225 Franklin St. Boston, MA 02110 1960	Trustee since 11/01 for RiverSource Funds and since 6/11 for Nations Funds; Senior Vice President since 2002 for RiverSource Funds and since 5/10 for Nations Funds	Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010-September 2012); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006-August 2012.	185	Trustee to other Columbia Funds since 2001; Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010; Director, Columbia Management Investment Distributors, Inc. since May 2010; Former Director, Ameriprise Certificate Company, 2006-January 2013

*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.

The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611 or contacting your financial intermediary.

28	Annual Report 2016

COLUMBIA VARIABLE PORTFOLIO – SELECT SMALLER-CAP VALUE FUND

TRUSTEES AND OFFICERS (continued)

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Truscott, who is Senior Vice President, the Fund’s other officers are:

Fund Officers
Name, Address and Year of Birth	Position and Year First Appointed to Position for any Fund in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) During Past Five Years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously, Vice President and Chief Counsel January 2010-December 2014); officer of Columbia Funds and affiliated funds since 2007.
Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Treasurer (2011), Chief Financial Officer (2009) and Chief Accounting Officer (2015)	Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; senior officer of Columbia Funds and affiliated funds since 2002.
Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Senior Vice President (2011), Chief Legal Officer (2015) and Assistant Secretary (2008)	Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since January 2017 (previously Vice President and Lead Chief Counsel, November 2008-January 2017 and January 2013-January 2017, respectively, and Chief Counsel, January 2010-January 2013); Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since May 2010.
Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010.
Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)	Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Executive Vice President and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since July 2013 (previously Director and Global Chief Investment Officer, 2010-2013).
Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010.
Amy Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Vice President (2006)	Managing Director and Global Head of Operations, Columbia Management Investment Advisers, LLC since April 2016 (previously Managing Director and Chief Operating Officer, 2010-2016).
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Vice President and Secretary (2015)	Vice President and Group Counsel, Ameriprise Financial, Inc. since August 2011; officer of Columbia Funds and affiliated funds since 2005.

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IMPORTANT INFORMATION ABOUT THIS REPORT

The policy of the Board is to vote the proxies of the companies in which each fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how each fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting investor.columbiathreadneedleus.com, or searching the website of the SEC at sec.gov.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund’s Form N-Q is available on the SEC’s website at sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. Each fund’s complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.

Annual Report 2016	33

Columbia Variable Portfolio – Select Smaller-Cap Value Fund

P.O. Box 8081

Boston, MA 02266-8081

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For fund and other investment product prospectuses, which contains this and other important information, contact your financial advisor or insurance representative. Please read the prospectus carefully before you invest. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved. Columbia Management Investment Distributors, Inc., 225 Franklin Street, Boston, MA 02110-2804

© 2017 Columbia Management Investment Advisers, LLC.

S-6484 AN (2/17)

ANNUAL REPORT

December 31, 2016

COLUMBIA VARIABLE PORTFOLIO – DISCIPLINED CORE FUND

Please remember that you may not buy (nor will you own) shares of the Fund directly. The Fund is available through variable annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies as well as qualified pension and retirement plans. Please contact your financial advisor or insurance representative for more information.

COLUMBIA VARIABLE PORTFOLIO – DISCIPLINED CORE FUND

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.

Annual Report 2016

COLUMBIA VARIABLE PORTFOLIO – DISCIPLINED CORE FUND

PERFORMANCE OVERVIEW

Performance Summary

∎	Columbia Variable Portfolio — Disciplined Core Fund (the Fund) Class 3 shares returned 7.94% for the 12-month period that ended December 31, 2016.

∎	The Fund underperformed its benchmark, the S&P 500 Index, which returned 11.96% over the same time period.

∎	Stock selection, especially in the energy, information technology and health care sectors, accounted for the Fund’s shortfall relative to the benchmark.

Average Annual Total Returns (%) (for period ended December 31, 2016)
	Inception	1 Year	5 Years	10 Years
Class 1*	05/03/10	8.07	13.92	5.79
Class 2*	05/03/10	7.82	13.64	5.56
Class 3	10/13/81	7.94	13.78	5.70
S&P 500 Index		11.96	14.66	6.95

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your financial advisor or insurance representative.

Performance results reflect the effect of any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.

*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit investor.columbiathreadneedleus.com/investment-products/variable-products/appended-performance for more information.

The S&P 500 Index, an unmanaged index, measures the performance of 500 widely held, large-capitalization U.S. stocks and is frequently used as a general measure of market performance.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.

2	Annual Report 2016

COLUMBIA VARIABLE PORTFOLIO – DISCIPLINED CORE FUND

PERFORMANCE OVERVIEW (continued)

Performance of a Hypothetical $10,000 Investment (January 1, 2007 — December 31, 2016)

The chart above shows the change in value of a hypothetical $10,000 investment in Class 3 shares of Columbia Variable Portfolio — Disciplined Core Fund during the stated time period, and does not reflect the deduction of taxes, if any, that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The returns also do not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan, if any.

Annual Report 2016	3

COLUMBIA VARIABLE PORTFOLIO – DISCIPLINED CORE FUND

MANAGER DISCUSSION OF FUND PERFORMANCE

Portfolio Management

Brian Condon, CFA

Peter Albanese

Top Ten Holdings (%) (at December 31, 2016)
Microsoft Corp.	3.7
Facebook, Inc., Class A	2.9
Apple, Inc.	2.8
Home Depot, Inc. (The)	2.6
Cisco Systems, Inc.	2.5
Pfizer, Inc.	2.4
Merck & Co., Inc.	2.4
QUALCOMM, Inc.	2.3
Boeing Co. (The)	2.3
3M Co.	2.2

Percentages indicated are based upon total investments (excluding Money Market Funds).

For further detail about these holdings, please refer to the section entitled “Portfolio of Investments.”

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

Portfolio Breakdown (%) (at December 31, 2016)
Common Stocks	99.6
Money Market Funds	0.4
Total	100.0

Percentages indicated are based upon total investments. The Fund’s portfolio composition is subject to change.

Equity Sector Breakdown (%) (at December 31, 2016)
Consumer Discretionary	11.6
Consumer Staples	9.8
Energy	7.4
Financials	14.4
Health Care	13.9
Industrials	10.5
Information Technology	20.9
Materials	2.7
Real Estate	2.4
Telecommunication Services	2.9
Utilities	3.5
Total	100.0

Percentages indicated are based upon total equity investments. The Fund’s portfolio composition is subject to change.
At December 31, 2016, approximately 74.2% of the Fund’s shares were owned in the aggregate by affiliated funds-of-funds managed by Columbia Management Investment Advisers, LLC (the Investment Manager). As a result of asset allocation decisions by the Investment Manager, it is possible that the Fund may experience relatively large purchases or redemptions from affiliated funds-of-funds. The Investment Manager seeks to minimize the impact of these transactions by structuring them over a reasonable period of time. The Fund may experience increased expenses as it buys and sells securities as a result of purchases or redemptions by affiliated funds-of-funds.

For the 12-month period that ended December 31, 2016, the Fund’s Class 3 shares returned 7.94%. The Fund underperformed its benchmark, the S&P 500 Index, which returned 11.96% for the same time period. Stock selection, especially in the energy, information technology and health care sectors, lagged the benchmark. Favorable stock selection in the consumer staples sector and solid returns from financials helped offset the Fund’s shortfall relative to the benchmark.

U.S. Markets Logged Solid Gains

Global events, political uncertainty and mixed economic data were enough to keep investors off balance in 2016 as financial markets moved sharply in reaction to each significant change on the world stage. Early in the year, concerns about China and oil rattled the equity markets and drove stock prices down in February. After a swift rebound, the U.S. stock market fell again in the early summer in reaction to the U.K. vote to exit the European Union. U.S. Treasury yields also plummeted. Once again, the markets rebounded, but investors again retreated in reaction to mixed economic data and political uncertainty. However, the end of a contentious U.S Presidential contest eliminated a key element of uncertainty, and economic data turned mostly positive. Steady job growth drove unemployment down, corporate earnings growth picked up, manufacturing activity accelerated, and the price of oil stabilized.

In December 2016, the Federal Reserve (the Fed) raised the target range of its benchmark interest rate by a quarter of a point, its first such move in a year. The Fed’s action had been widely anticipated and had little or no impact on the financial markets when it occurred. The Fed indicated that it would continue to monitor inflation and the job market in considering future rate hikes.

Against this backdrop, the S&P 500 Index, a broad measure of U.S. stock market performance, rose 11.96%. Small and mid-cap stocks outperformed large-cap stocks, and value outperformed growth by an especially large margin. As interest rates rose during the period, energy and interest-rate sensitive financials were the strongest performing equity sectors. Foreign stock markets lagged the U.S. markets. The MSCI EAFE Index (Net), a broad measure of performance in developed markets outside the United States, rose just 1.00% for the year.

Performance Highlights

The models that drive security selection within the Fund’s quantitative segment focus on three factors: valuation (fundamental measures such as earnings and cash flow relative to market values); catalyst (price

4	Annual Report 2016

COLUMBIA VARIABLE PORTFOLIO – DISCIPLINED CORE FUND

MANAGER DISCUSSION OF FUND PERFORMANCE (continued)

momentum, business momentum and short interest) and quality (quality of earnings and financial strength.) In 2016, the Fund’s valuation composite performed well, the quality model produced mixed results and the catalyst quantitative model underperformed. Individual factors that performed well in 2016 included dividend yield, beta and book-to-price. Growth, momentum and volatility factors underperformed. The quant segment’s strategy is to keep sector weights in line with the benchmark, so performance was primarily driven by stock selection.

The Fund’s stock selection was strongest in the consumer staples sector, which was buoyed by an improving labor market, strong U.S. dollar and, as the year wore on, wage growth. Within the consumer staples sector, we did well to underweight CVS Health, which lost ground as competitive pressures built during the year, and to maintain no exposure to the personal products industry. (We eliminated our position in CVS Health in the first half of 2016.) An overweight in Altria Group also buoyed performance. However, consumer staples also accounted for the biggest individual disappointment of the year, grocery chain Kroger, which was hurt by deflationary food pressures that weighed on the entire grocery industry. The Fund’s top individual performers were in the financials sector, which was aided by the potential for higher interest rates, lower taxes and a lighter regulatory environment, which could be significant tailwinds for the global financial services industry. Fifth Third Bancorp and Prudential Financial were standouts in financials. Stock selection was weakest in the energy, information technology and health care sectors.

At Period’s End

Regardless of the economic environment, we plan to maintain our investment discipline, seeking to identify stocks we believe have the potential to outperform within each sector. We also seek to minimize sector weight differences between the Fund and its benchmark. Our quantitative strategy is based on individual quantitative stock selection models. As a result, we do not rely on macroeconomic scenarios or market outlooks to make security selections. We do not try to predict when equities (as an asset class) will perform well or when they will perform poorly. Instead, we keep the Fund substantially invested at all times, with security selection driven by quantitative models, which we work to improve and enhance over time.

Annual Report 2016	5

COLUMBIA VARIABLE PORTFOLIO – DISCIPLINED CORE FUND

UNDERSTANDING YOUR FUND’S EXPENSES

(Unaudited)

As an investor, you incur ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

The information below does not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy (collectively, Contracts) or qualified pension and retirement plan (Qualified Plan), if any. The total fees and expenses you bear may therefore be higher than those shown below.

Analyzing Your Fund’s Expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare With Other Funds” below for details on how to use the hypothetical data.

Compare With Other Funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as redemption or exchange fees, or expenses that apply to the subaccount or the Contract. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If the fees and expenses imposed under your Contract or Qualified Plan, if any, were included, your costs would be higher.

July 1, 2016 – December 31, 2016

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)		Expenses Paid During the Period ($)		Fund’s Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class 1	1,000.00	1,000.00	1,076.50	1,021.45	3.69	3.59	0.71
Class 2	1,000.00	1,000.00	1,075.50	1,020.20	4.98	4.85	0.96
Class 3	1,000.00	1,000.00	1,076.10	1,020.85	4.31	4.19	0.83

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 366.

Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.

6	Annual Report 2016

COLUMBIA VARIABLE PORTFOLIO – DISCIPLINED CORE FUND

PORTFOLIO OF INVESTMENTS

December 31, 2016

(Percentages represent value of investments compared to net assets)

Common Stocks 99.6%
Issuer	Shares	Value ($)
CONSUMER DISCRETIONARY 11.5%
Automobiles 0.8%

Ford Motor Co.	3,240,600	39,308,478

Hotels, Restaurants & Leisure 1.6%

Darden Restaurants, Inc.	1,088,700	79,170,264

Media 2.6%

Comcast Corp., Class A	1,317,800	90,994,090

News Corp., Class A	2,764,900	31,685,754

Total		122,679,844

Multiline Retail 0.6%

Kohl’s Corp.	571,500	28,220,670

Specialty Retail 5.9%

Best Buy Co., Inc.	1,842,400	78,615,208

Home Depot, Inc. (The)	912,700	122,374,816

Ross Stores, Inc.	914,200	59,971,520

Urban Outfitters, Inc.(a)	864,700	24,626,656

Total		285,588,200

Total Consumer Discretionary		554,967,456

CONSUMER STAPLES 9.7%
Beverages 0.7%

PepsiCo, Inc.	334,200	34,967,346

Food & Staples Retailing 3.8%

SYSCO Corp.	1,552,700	85,972,999

Wal-Mart Stores, Inc.	1,429,700	98,820,864

Total		184,793,863

Food Products 1.5%

Tyson Foods, Inc., Class A	1,157,200	71,376,096

Tobacco 3.7%

Altria Group, Inc.	1,418,400	95,912,208

Philip Morris International, Inc.	879,700	80,483,753

Total		176,395,961

Total Consumer Staples		467,533,266

ENERGY 7.4%
Energy Equipment & Services 1.3%

Baker Hughes, Inc.	974,000	63,280,780

Oil, Gas & Consumable Fuels 6.1%

Chevron Corp.	304,700	35,863,190

ConocoPhillips	2,019,800	101,272,772

Exxon Mobil Corp.	624,500	56,367,370

Valero Energy Corp.	1,425,800	97,410,656

Total		290,913,988

Total Energy		354,194,768

Common Stocks (continued)
Issuer	Shares	Value ($)
FINANCIALS 14.4%
Banks 6.0%

Bank of America Corp.	3,587,400	79,281,540

Citigroup, Inc.	344,000	20,443,920

Fifth Third Bancorp	3,175,800	85,651,326

JPMorgan Chase & Co.	1,201,700	103,694,693

Total		289,071,479

Capital Markets 3.3%

S&P Global, Inc.	723,600	77,815,944

T. Rowe Price Group, Inc.	1,066,400	80,257,264

Total		158,073,208

Consumer Finance 1.1%

Discover Financial Services	353,900	25,512,651

Navient Corp.	1,685,500	27,692,765

Total		53,205,416

Insurance 4.0%

Aflac, Inc.	838,000	58,324,800

Allstate Corp. (The)	97,700	7,241,524

Marsh & McLennan Companies, Inc.	489,400	33,078,546

Prudential Financial, Inc.	893,600	92,988,016

Total		191,632,886

Total Financials		691,982,989

HEALTH CARE 13.9%
Biotechnology 3.1%

Alexion Pharmaceuticals, Inc.(a)	203,300	24,873,755

Alkermes PLC(a)	189,400	10,526,852

Biogen, Inc.(a)	113,900	32,299,762

BioMarin Pharmaceutical, Inc.(a)	135,600	11,233,104

Celgene Corp.(a)	346,500	40,107,375

Incyte Corp.(a)	91,200	9,144,624

Vertex Pharmaceuticals, Inc.(a)	252,400	18,594,308

Total		146,779,780

Health Care Equipment & Supplies 2.2%

Baxter International, Inc.	1,860,100	82,476,834

Hologic, Inc.(a)	635,800	25,508,296

Total		107,985,130

Health Care Providers & Services 2.2%

Aetna, Inc.	96,900	12,016,569

Express Scripts Holding Co.(a)	621,700	42,766,743

UnitedHealth Group, Inc.	308,800	49,420,352

Total		104,203,664

Pharmaceuticals 6.4%

Johnson & Johnson	670,300	77,225,263

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016	7

COLUMBIA VARIABLE PORTFOLIO – DISCIPLINED CORE FUND

PORTFOLIO OF INVESTMENTS (continued)

December 31, 2016

Common Stocks (continued)
Issuer	Shares	Value ($)
Merck & Co., Inc.	1,952,000	114,914,240

Pfizer, Inc.	3,604,200	117,064,416

Total		309,203,919

Total Health Care		668,172,493

INDUSTRIALS 10.4%
Aerospace & Defense 3.5%

Boeing Co. (The)	699,500	108,898,160

Lockheed Martin Corp.	251,500	62,859,910

Total		171,758,070

Air Freight & Logistics 0.4%

United Parcel Service, Inc., Class B	160,500	18,399,720

Airlines 2.6%

Delta Air Lines, Inc.	1,848,900	90,947,391

United Continental Holdings, Inc.(a)	483,600	35,244,768

Total		126,192,159

Commercial Services & Supplies 0.1%

Waste Management, Inc.	75,900	5,382,069

Electrical Equipment 0.8%

Emerson Electric Co.	669,400	37,319,050

Industrial Conglomerates 2.2%

3M Co.	592,800	105,856,296

Machinery 0.8%

Illinois Tool Works, Inc.	151,000	18,491,460

Ingersoll-Rand PLC	201,700	15,135,568

Stanley Black & Decker, Inc.	41,500	4,759,635

Total		38,386,663

Total Industrials		503,294,027

INFORMATION TECHNOLOGY 20.8%
Communications Equipment 3.0%

Cisco Systems, Inc.	3,943,200	119,163,504

F5 Networks, Inc.(a)	186,000	26,917,920

Total		146,081,424

Internet Software & Services 6.1%

Alphabet, Inc., Class A(a)	104,100	82,494,045

Facebook, Inc., Class A(a)	1,202,000	138,290,100

VeriSign, Inc.(a)	931,700	70,874,419

Total		291,658,564

IT Services 2.2%

MasterCard, Inc., Class A	1,012,200	104,509,650

Semiconductors & Semiconductor Equipment 2.3%

QUALCOMM, Inc.	1,690,400	110,214,080

Common Stocks (continued)
Issuer	Shares	Value ($)
Software 4.4%

Activision Blizzard, Inc.	542,700	19,596,897

Adobe Systems, Inc.(a)	189,000	19,457,550

Microsoft Corp.	2,821,000	175,296,940

Total		214,351,387

Technology Hardware, Storage & Peripherals 2.8%

Apple, Inc.(b)	1,176,700	136,285,394

Total Information Technology		1,003,100,499

MATERIALS 2.7%
Chemicals 1.6%

LyondellBasell Industries NV, Class A	913,600	78,368,608

Containers & Packaging 0.3%

International Paper Co.	282,600	14,994,756

Metals & Mining 0.8%

Newmont Mining Corp.	1,054,200	35,916,594

Total Materials		129,279,958

REAL ESTATE 2.4%
Equity Real Estate Investment Trusts (REITs) 2.4%

American Tower Corp.	848,300	89,648,344

Simon Property Group, Inc.	129,300	22,972,731

SL Green Realty Corp.	43,400	4,667,670

Total		117,288,745

Total Real Estate		117,288,745

TELECOMMUNICATION SERVICES 2.9%
Diversified Telecommunication Services 2.9%

AT&T, Inc.	880,000	37,426,400

CenturyLink, Inc.	1,451,800	34,523,804

Verizon Communications, Inc.	1,250,000	66,725,000

Total		138,675,204

Total Telecommunication Services		138,675,204

UTILITIES 3.5%
Electric Utilities 1.8%

Entergy Corp.	1,148,900	84,409,683

Multi-Utilities 1.7%

CenterPoint Energy, Inc.	1,891,800	46,613,952

Public Service Enterprise Group, Inc.	856,400	37,578,832

Total		84,192,784

Total Utilities		168,602,467

Total Common Stocks
(Cost: $4,398,362,637)		4,797,091,872

The accompanying Notes to Financial Statements are an integral part of this statement.

8	Annual Report 2016

COLUMBIA VARIABLE PORTFOLIO – DISCIPLINED CORE FUND

PORTFOLIO OF INVESTMENTS (continued)

December 31, 2016

Money Market Funds 0.4%
	Shares	Value ($)

Columbia Short-Term Cash Fund, 0.594%(c)(d)	19,792,593	19,792,593

Total Money Market Funds
(Cost: $19,793,386)		19,792,593

Total Investments
(Cost: $4,418,156,023)		4,816,884,465

Other Assets & Liabilities, Net		(967,447)

Net Assets		4,815,917,018

At December 31, 2016, securities totaling $1,911,030 were pledged as collateral.

Investments in Derivatives

Futures Contracts Outstanding at December 31, 2016

Long Futures Contracts Outstanding

Contract Description	Number of Contracts	Trading Currency	Notional Market Value ($)	Expiration Date	Unrealized Appreciation ($)	Unrealized (Depreciation) ($)
S&P 500 Index	44	USD	24,598,200	03/2017	—	(123,354)

Notes to Portfolio of Investments

(a)	Non-income producing investment.

(b)	This security or a portion of this security has been pledged as collateral in connection with derivative contracts.

(c)	The rate shown is the seven-day current annualized yield at December 31, 2016.

(d)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended December 31, 2016 are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds From Sales ($)	Realized Gain (Loss) ($)	Ending Cost ($)	Dividends — Affiliated Issuers ($)	Value ($)
Columbia Short-Term Cash Fund	23,543,712	715,897,012	(719,647,402)	64	19,793,386	153,742	19,792,593

Currency Legend

USD	US Dollar

Fair Value Measurements

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

∎

Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

∎	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

∎	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016	9

COLUMBIA VARIABLE PORTFOLIO – DISCIPLINED CORE FUND

PORTFOLIO OF INVESTMENTS (continued)

December 31, 2016

Fair Value Measurements (continued)

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Certain investments that have been measured at fair value using the net asset value (NAV) per share (or its equivalent) are not categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to reconcile the fair value hierarchy to the amounts presented in the Portfolio of Investments. The Columbia Short-Term Cash Fund seeks to provide shareholders with maximum current income consistent with liquidity and stability of principal. Columbia Short-Term Cash Fund prices its shares with a floating NAV and no longer seeks to maintain a stable NAV.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The accompanying Notes to Financial Statements are an integral part of this statement.

10	Annual Report 2016

COLUMBIA VARIABLE PORTFOLIO – DISCIPLINED CORE FUND

PORTFOLIO OF INVESTMENTS (continued)

December 31, 2016

Fair Value Measurements (continued)

The following table is a summary of the inputs used to value the Fund’s investments at December 31, 2016:

	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Investments

Common Stocks

Consumer Discretionary	554,967,456	—	—	554,967,456

Consumer Staples	467,533,266	—	—	467,533,266

Energy	354,194,768	—	—	354,194,768

Financials	691,982,989	—	—	691,982,989

Health Care	668,172,493	—	—	668,172,493

Industrials	503,294,027	—	—	503,294,027

Information Technology	1,003,100,499	—	—	1,003,100,499

Materials	129,279,958	—	—	129,279,958

Real Estate	117,288,745	—	—	117,288,745

Telecommunication Services	138,675,204	—	—	138,675,204

Utilities	168,602,467	—	—	168,602,467

Total Common Stocks	4,797,091,872	—	—	4,797,091,872

Investments measured at net asset value

Money Market Funds	—	—	—	19,792,593

Total Investments	4,797,091,872	—	—	4,816,884,465

Derivatives

Liabilities

Futures Contracts	(123,354)	—	—	(123,354)

Total	4,796,968,518	—	—	4,816,761,111

See the Portfolio of Investments for all investment classifications not indicated in the table.

Derivative instruments are valued at unrealized appreciation (depreciation).

There were no transfers of financial assets between levels during the period.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016	11

COLUMBIA VARIABLE PORTFOLIO – DISCIPLINED CORE FUND

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2016

Assets

Investments, at value

Unaffiliated issuers (identified cost $4,398,362,637)	$4,797,091,872

Affiliated issuers (identified cost $19,793,386)	19,792,593

Total investments (identified cost $4,418,156,023)	4,816,884,465

Receivable for:

Investments sold	33,739,672

Capital shares sold	439,456

Dividends	5,307,672

Variation margin	17,979

Prepaid expenses	11,494

Total assets	4,856,400,738

Liabilities

Payable for:

Investments purchased	33,901,227

Capital shares purchased	3,276,613

Variation margin	111,250

Management services fees	2,532,484

Distribution and/or service fees	129,836

Transfer agent fees	239,103

Compensation of board members	123,836

Chief compliance officer expenses	1,050

Other expenses	168,321

Total liabilities	40,483,720

Net assets applicable to outstanding capital stock	$4,815,917,018

Represented by

Trust capital	$4,815,917,018

Total — representing net assets applicable to outstanding capital stock	$4,815,917,018

Class 1

Net assets	$3,583,512,262

Shares outstanding	91,625,466

Net asset value per share	$39.11

Class 2

Net assets	$18,401,597

Shares outstanding	478,245

Net asset value per share	$38.48

Class 3

Net assets	$1,214,003,159

Shares outstanding	31,312,937

Net asset value per share	$38.77

The accompanying Notes to Financial Statements are an integral part of this statement.

12	Annual Report 2016

COLUMBIA VARIABLE PORTFOLIO – DISCIPLINED CORE FUND

STATEMENT OF OPERATIONS

Year Ended December 31, 2016

Net investment income

Income:

Dividends — unaffiliated issuers	$108,183,393

Dividends — affiliated issuers	153,742

Total income	108,337,135

Expenses:

Management services fees	28,697,983

Distribution and/or service fees

Class 2	42,436

Class 3	1,516,153

Transfer agent fees

Class 1	1,959,779

Class 2	10,184

Class 3	727,734

Compensation of board members	78,768

Custodian fees	37,558

Printing and postage fees	235,567

Audit fees	28,785

Legal fees	48,559

Chief compliance officer expenses	1,050

Other	86,578

Total expenses	33,471,134

Net investment income	74,866,001

Realized and unrealized gain (loss) — net

Net realized gain (loss) on:

Investments — unaffiliated issuers	62,546,770

Investments — affiliated issuers	64

Futures contracts	6,118,672

Net realized gain	68,665,506

Net change in unrealized appreciation (depreciation) on:

Investments — unaffiliated issuers	215,790,459

Investments — affiliated issuers	(793)

Futures contracts	(551,101)

Net change in unrealized appreciation	215,238,565

Net realized and unrealized gain	283,904,071

Net increase in net assets resulting from operations	$358,770,072

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016	13

COLUMBIA VARIABLE PORTFOLIO – DISCIPLINED CORE FUND

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2016	Year Ended December 31, 2015
Operations

Net investment income	$74,866,001	$57,700,185

Net realized gain	68,665,506	156,306,249

Net change in unrealized appreciation (depreciation)	215,238,565	(237,657,907)

Net increase (decrease) in net assets resulting from operations	358,770,072	(23,651,473)

Increase in net assets from capital stock activity	218,229,689	1,442,279,307

Total increase in net assets	576,999,761	1,418,627,834

Net assets at beginning of year	4,238,917,257	2,820,289,423

Net assets at end of year	$4,815,917,018	$4,238,917,257

The accompanying Notes to Financial Statements are an integral part of this statement.

14	Annual Report 2016

COLUMBIA VARIABLE PORTFOLIO – DISCIPLINED CORE FUND

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Year Ended December 31, 2016		Year Ended December 31, 2015
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity

Class 1 shares

Subscriptions	17,756,272	647,064,431	45,177,140	1,683,275,572

Redemptions	(7,393,873)	(270,736,434)	(2,926,422)	(106,522,810)

Net increase	10,362,399	376,327,997	42,250,718	1,576,752,762

Class 2 shares

Subscriptions	73,246	2,649,143	237,192	8,535,082

Redemptions	(68,933)	(2,476,419)	(31,982)	(1,150,834)

Net increase	4,313	172,724	205,210	7,384,248

Class 3 shares

Subscriptions	25,204	863,396	12,670	458,504

Redemptions	(4,373,318)	(159,134,428)	(3,941,204)	(142,316,207)

Net decrease	(4,348,114)	(158,271,032)	(3,928,534)	(141,857,703)

Total net increase	6,018,598	218,229,689	38,527,394	1,442,279,307

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016	15

COLUMBIA VARIABLE PORTFOLIO – DISCIPLINED CORE FUND

FINANCIAL HIGHLIGHTS

The following tables are intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect any fees and expenses imposed under your Contract and/or Qualified Plan, as applicable; such fees and expenses would reduce the total returns for all periods shown. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

	Year Ended December 31,
Class 1	2016	2015	2014	2013	2012
Per share data
Net asset value, beginning of period	$36.19	$35.87	$31.09	$23.24	$20.38

Income from investment operations:

Net investment income	0.62	0.57	0.48	0.39	0.38

Net realized and unrealized gain (loss)	2.30	(0.25)	4.30	7.46	2.48

Total from investment operations	2.92	0.32	4.78	7.85	2.86

Net asset value, end of period	$39.11	$36.19	$35.87	$31.09	$23.24

Total return	8.07%	0.89%	15.38%	33.78%	14.03%

Ratios to average net assets(a)

Total gross expenses	0.71%	0.73%	0.74%	0.79%	0.80%

Total net expenses(b)	0.71%	0.73%	0.74%	0.79%	0.77%

Net investment income	1.70%	1.58%	1.45%	1.37%	1.68%

Supplemental data

Net assets, end of period (in thousands)	$3,583,512	$2,941,017	$1,399,482	$618,147	$6

Portfolio turnover	80%	78%	76%	69%	87%

Notes to Financial Highlights

(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

16	Annual Report 2016

COLUMBIA VARIABLE PORTFOLIO – DISCIPLINED CORE FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended December 31,
Class 2	2016	2015	2014	2013	2012
Per share data
Net asset value, beginning of period	$35.69	$35.47	$30.82	$23.09	$20.30

Income from investment operations:

Net investment income	0.52	0.47	0.38	0.33	0.34

Net realized and unrealized gain (loss)	2.27	(0.25)	4.27	7.40	2.45

Total from investment operations	2.79	0.22	4.65	7.73	2.79

Net asset value, end of period	$38.48	$35.69	$35.47	$30.82	$23.09

Total return	7.82%	0.62%	15.09%	33.48%	13.74%

Ratios to average net assets(a)

Total gross expenses	0.96%	0.98%	1.00%	1.04%	1.05%

Total net expenses(b)	0.96%	0.98%	1.00%	1.04%	1.04%

Net investment income	1.45%	1.31%	1.17%	1.21%	1.51%

Supplemental data

Net assets, end of period (in thousands)	$18,402	$16,917	$9,531	$3,723	$1,101

Portfolio turnover	80%	78%	76%	69%	87%

Notes to Financial Highlights

(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016	17

COLUMBIA VARIABLE PORTFOLIO – DISCIPLINED CORE FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended December 31,
Class 3	2016	2015	2014	2013	2012
Per share data
Net asset value, beginning of period	$35.92	$35.65	$30.94	$23.15	$20.33

Income from investment operations:

Net investment income	0.57	0.52	0.42	0.35	0.35

Net realized and unrealized gain (loss)	2.28	(0.25)	4.29	7.44	2.47

Total from investment operations	2.85	0.27	4.71	7.79	2.82

Net asset value, end of period	$38.77	$35.92	$35.65	$30.94	$23.15

Total return	7.94%	0.76%	15.22%	33.65%	13.87%

Ratios to average net assets(a)

Total gross expenses	0.83%	0.85%	0.87%	0.92%	0.93%

Total net expenses(b)	0.83%	0.85%	0.87%	0.92%	0.90%

Net investment income	1.58%	1.44%	1.30%	1.31%	1.54%

Supplemental data

Net assets, end of period (in thousands)	$1,214,003	$1,280,983	$1,411,277	$1,404,866	$1,211,173

Portfolio turnover	80%	78%	76%	69%	87%

Notes to Financial Highlights

(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

18	Annual Report 2016

COLUMBIA VARIABLE PORTFOLIO – DISCIPLINED CORE FUND

NOTES TO FINANCIAL STATEMENTS

December 31, 2016

Note 1. Organization

Columbia Variable Portfolio — Disciplined Core Fund (formerly known as Columbia Variable Portfolio — Large Core Quantitative Fund) (the Fund), a series of Columbia Funds Variable Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Effective May 1, 2016, Columbia Variable Portfolio — Large Core Quantitative Fund was renamed Columbia Variable Portfolio — Disciplined Core Fund.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund offers Class 1, Class 2 and Class 3 shares to separate accounts funding variable annuity contracts and variable life insurance policies (collectively, Contracts) issued by affiliated and unaffiliated life insurance companies as well as qualified pension and retirement plans (Qualified Plans) and other qualified institutional investors (Qualified Investors) authorized by Columbia Management Investment Distributors, Inc. (the Distributor). You may not buy (nor will you own) shares of the Fund directly. You may invest by participating in a Qualified Plan or by buying a Contract and making allocations to the Fund. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own cost structure and other features.

Note 2. Summary of Significant Accounting Policies

Basis of Preparation

The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services — Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation

All equity securities are valued at the close of business of the New York Stock Exchange. Equity securities are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.

Foreign equity securities are valued based on the closing price on the foreign exchange in which such securities are primarily traded. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. In those situations, foreign securities will be fair valued pursuant to a policy adopted by the Board of Trustees, including, if available, utilizing a third party pricing service to determine these fair values. The third party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the New York Stock Exchange. The fair value of a security is likely to be different from the quoted or published price, if available.

Investments in open-end investment companies, including money market funds, are valued at their latest net asset value.

Annual Report 2016	19

COLUMBIA VARIABLE PORTFOLIO – DISCIPLINED CORE FUND

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2016

Futures and options on futures contracts are valued based upon the settlement price at the close of regular trading on their principal exchanges or, in the absence of transactions, at the mean of the latest quoted bid and ask prices.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security.

The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.

GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.

Derivative Instruments

The Fund invests in certain derivative instruments, as detailed below, to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more securities, currencies, commodities, indices, or other assets or instruments. Derivatives may be used to increase investment flexibility (including to maintain cash reserves while maintaining desired exposure to certain assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligations under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell or terminate, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.

A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform its obligations under the contract. The Fund’s risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty, plus any replacement costs or related amounts. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the clearinghouse or central counterparty (CCP) provides some protection in the case of clearing member default. The clearinghouse or CCP stands between the buyer and the seller of the contract; therefore, additional counterparty credit risk is failure of the clearinghouse or CCP. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker’s customer account. While brokers are required to segregate customer margin from their own assets, in the event that a broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker for all its clients, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s customers (including the Fund), potentially resulting in losses to the Fund.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivatives contract counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting), including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction

20	Annual Report 2016

COLUMBIA VARIABLE PORTFOLIO – DISCIPLINED CORE FUND

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2016

may impose restrictions on or prohibitions against the right of offset or netting in bankruptcy, insolvency or other events.

Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the clearinghouse or CCP for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms are contract specific for over-the-counter derivatives. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

Certain ISDA Master Agreements allow counterparties of over-the-counter derivatives transactions to terminate derivatives contracts prior to maturity in the event the Fund’s net asset value declines by a stated percentage over a specified time period or if the Fund fails to meet certain terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty. The Fund also has termination rights if the counterparty fails to meet certain terms of the ISDA Master Agreement. In addition to considering counterparty credit risk, the Fund would consider terminating the derivatives contracts based on whether termination would result in a net liability owed from the counterparty.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.

Futures Contracts

Futures contracts are exchange-traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to maintain appropriate equity market exposure while keeping sufficient cash to accommodate daily redemptions. These instruments may be used for other purposes in future periods. Upon entering into futures contracts, the Fund bears risks that it may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.

Upon entering into a futures contract, the Fund deposits cash or securities with the broker, known as a futures commission merchant (FCM), in an amount sufficient to meet the initial margin requirement. The initial margin deposit must be maintained at an established level over the life of the contract. Cash deposited as initial margin is recorded in the Statement of Assets and Liabilities as margin deposits. Securities deposited as initial margin are designated in the Portfolio of Investments. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.

Effects of Derivative Transactions in the Financial Statements

The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Statement of Operations, including realized and unrealized gains (losses). The derivative instrument schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.

Annual Report 2016	21

COLUMBIA VARIABLE PORTFOLIO – DISCIPLINED CORE FUND

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2016

The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at December 31, 2016:

	Liability Derivatives
Risk Exposure Category	Statement of Assets and Liabilities Location	Fair Value ($)
Equity risk	Component of trust capital — unrealized depreciation on futures contracts	123,354	*

*	Includes cumulative appreciation (depreciation) as reported in the tables following the Portfolio of Investments. Only the current day’s variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.

The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the year ended December 31, 2016:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Risk Exposure Category	Futures Contracts ($)
Equity risk	6,118,672
Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Risk Exposure Category	Futures Contracts ($)
Equity risk	(551,101)

The following table provides a summary of the average outstanding volume by derivative instrument for the year ended December 31, 2016:

Derivative Instrument	Average Notional Amounts ($)*
Futures contracts — Long	35,572,019

*	Based on the ending quarterly outstanding amounts for the year ended December 31, 2016.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.

The Fund may receive distributions from holdings in equity securities, business development companies

(BDCs), exchange-traded funds, other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information on the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by the Fund’s management. Management’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.

Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

The Fund is treated as a partnership for federal income tax purposes, and the Fund does not expect to make regular distributions. The Fund will not be subject to federal income tax, and therefore, there is no provision for federal income taxes. The partners of the Fund are subject to tax on their distributive share of the Fund’s income and loss. The components of the Fund’s net assets are reported at the partner-level for federal income tax purposes, and therefore, are not presented in the Statement of Assets and Liabilities.

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COLUMBIA VARIABLE PORTFOLIO – DISCIPLINED CORE FUND

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2016

Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Guarantees and Indemnifications

Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Investment Company Reporting Modernization

In October 2016, the U.S. Securities and Exchange Commission adopted new rules and forms, and amendments to certain current rules and forms, to modernize reporting and disclosure of information by registered investment companies. The amendments to Regulation S-X will require standardized, enhanced disclosure about derivatives in investment company financial statements, and will also change the rules governing the form and content of such financial statements. The amendments to Regulation S-X take effect on August 1, 2017. At this time, management is assessing the anticipated impact of these regulatory developments.

Note 3. Fees and Other Transactions with Affiliates

Management Services Fees

Effective May 1, 2016, the Fund entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to a percentage of the Fund’s average daily net assets that declines from 0.77% to 0.57% as the Fund’s net assets increase. Prior to May 1, 2016, the Fund paid the Investment Manager an annual fee for advisory services under an Investment Management Services Agreement and a separate annual fee for administrative and accounting services under an Administrative Services Agreement. The effective management services fee rate for the year ended December 31, 2016 (reflecting all advisory and administrative services fees paid to the Investment Manager) was 0.64% of the Fund’s average daily net assets. For the period from January 1, 2016 through April 30, 2016, the investment advisory services fee paid to the Investment Manager was $7,990,251, and the administrative services fee paid to the Investment Manager was $662,058.

Other Expenses

Other expenses are for, among other things, miscellaneous expenses of the Fund or the Board of Trustees, including payments to Board Services Corp., a company providing limited administrative services to the Fund and the Board of Trustees. That company’s expenses include boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. For the year ended December 31, 2016, other expenses paid by the Fund to this company were $1,915.

Compensation of Board Members

Board of Trustee members, who are not officers or employees of the Investment Manager or Ameriprise Financial, are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Plan), these Board of Trustee members may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan. All amounts payable under the Plan constitute a general unsecured obligation of the Fund.

Compensation of Chief Compliance Officer

The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund is allocated a portion of the expenses associated with the Chief Compliance Officer based on relative net assets of the Trust.

Annual Report 2016	23

COLUMBIA VARIABLE PORTFOLIO – DISCIPLINED CORE FUND

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2016

Transfer Agency Fees

The Fund has a Transfer and Dividend Disbursing Agent Agreement with Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial. The annual fee rate under this agreement is 0.06% of the Fund’s average daily net assets attributable to each share class.

Distribution Fees

The Fund has an agreement with the Distributor, an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution services. Under a Plan and Agreement of Distribution, the Fund pays a fee at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Class 2 shares and an annual rate of up to 0.125% of the Fund’s average daily net assets attributable to Class 3 shares. The Fund pays no distribution and service fees for Class 1 shares.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rates as a percentage of the class’ average daily net assets:

Fee Rates Contractual through April 30, 2017
Class 1	0.750%
Class 2	1.000
Class 3	0.875

Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend and interest expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.

Note 4. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $3,903,097,614 and $3,603,616,479, respectively, for the year ended December 31, 2016. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.

Note 5. Affiliated Money Market Fund

The Fund invests significantly in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends — affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. Effective October 1, 2016, the Affiliated MMF prices its shares with a floating net asset value (NAV) and no longer seeks to maintain a stable NAV. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.

Note 6. Line of Credit

The Fund has access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., HSBC Bank USA, N.A. and JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility agreement, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, that permits collective borrowings up to $1 billion.

24	Annual Report 2016

COLUMBIA VARIABLE PORTFOLIO – DISCIPLINED CORE FUND

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2016

Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations.

The Fund had no borrowings during the year ended December 31, 2016.

Note 7. Significant Risks

Shareholder Concentration Risk

At December 31, 2016, affiliated shareholders of record owned 100.0% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid or more liquid positions, resulting in Fund losses and the Fund holding a higher percentage of less liquid or illiquid securities. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.

Technology and Technology-Related Investment Risk

The Fund may be more susceptible to the particular risks that may affect companies in the information technology sector, as well as other technology-related sectors (collectively, the technology sectors) than if it were invested in a wider variety of companies in unrelated sectors. Companies in the technology sectors are subject to certain risks, including the risk that new services, equipment or technologies will not be accepted by consumers and businesses or will become rapidly obsolete. Performance of such companies may be affected by factors including obtaining and protecting patents (or the failure to do so) and significant competitive pressures, including aggressive pricing of their products or services, new market entrants, competition for market share and short product cycles due to an accelerated rate of technological developments. Such competitive pressures may lead to limited earnings and/or falling profit margins. As a result, the value of their securities may fall or fail to rise. In addition, many technology sector companies have limited operating histories and prices of these companies’

securities historically have been more volatile than other securities, especially over the short term.

Note 8. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Note 9. Information Regarding Pending and Settled Legal Proceedings

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

Annual Report 2016	25

COLUMBIA VARIABLE PORTFOLIO – DISCIPLINED CORE FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of Columbia Funds Variable Series Trust II and the Shareholders of

Columbia Variable Portfolio — Disciplined Core Fund (formerly known as Columbia Variable Portfolio —Large Core Quantitative Fund)

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Variable Portfolio — Disciplined Core Fund (formerly known as Columbia Variable Portfolio — Large Core Quantitative Fund) (the “Fund,” a series of Columbia Funds Variable Series Trust II) as of December 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of December 31, 2016 by correspondence with the custodian, brokers and transfer agent, and the application of alternative auditing procedures where such confirmations had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Minneapolis, MN

February 17, 2017

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COLUMBIA VARIABLE PORTFOLIO – DISCIPLINED CORE FUND

TRUSTEES AND OFFICERS

Shareholders elect the Board that oversees the Fund’s operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, Trustees not affiliated with the Investment Manager generally may serve through the end of the calendar year in which they reach either the mandatory retirement age established by the Board or the fifteenth anniversary of the first Board meeting they attended as a member of the Board.

Independent Trustees
Name, Address, Year of Birth	Position Held With the Trust and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
George S. Batejan 901 S. Marquette Ave. Minneapolis, MN 55402 1953	Trustee since 1/17	Executive Vice President, Global Head of Technology and Operations, Janus Capital Group, Inc., 2010-2016	124	Trustee to other Columbia Funds since 2017; Advisory Board Member, University of Colorado Business School (Executive Committee, Nominating Committee and Governance Committee) since November 2015; former Chairman of the Board, NICSA (National Investment Company Services Association), 2014-2016; former Director, Intech Investment Management, 2011-2016; former Board Member, Metro Denver Chamber of Commerce, 2015-2016
Kathleen Blatz 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Trustee since 1/06 for RiverSource Funds and since 6/11 for Nations Funds	Attorney, specializing in arbitration and mediation; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees	126	Trustee to other Columbia Funds since 2006; Trustee, BlueCross BlueShield of Minnesota (Chair of the Business Development Committee) since 2009; Chair of the Robina Foundation since August 2013
Edward J. Boudreau, Jr. 901 S. Marquette Ave. Minneapolis, MN 55402 1944	Trustee since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, E.J. Boudreau & Associates (consulting) since 2000; FINRA Industry Arbitrator, 2002-present; Chairman and Chief Executive Officer, John Hancock Investments (asset management), Chairman and Interested Trustee for open-end and closed-end funds offered by John Hancock, 1989-2000; John Hancock Mutual Life Insurance Company, including Senior Vice President and Treasurer and Senior Vice President Information Technology, 1968-1988	124	Trustee to other Columbia Funds since 2005; former Trustee, Boston Museum of Science (Chair of Finance Committee), 1985- 2013; former Trustee, BofA Funds Series Trust (11 funds), 2005-2011

Annual Report 2016	27

COLUMBIA VARIABLE PORTFOLIO – DISCIPLINED CORE FUND

TRUSTEES AND OFFICERS (continued)

Independent Trustees (continued)
Name, Address, Year of Birth	Position Held With the Trust and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
Pamela G. Carlton 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Trustee since 7/07 for RiverSource Funds and since 6/11 for Nations Funds	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, Morgan Stanley, 1982-1991	126	Trustee to other Columbia Funds since 2007; Trustee, New York Presbyterian Hospital Board (Executive Committee and Chair of Human Resources Committee) since 1996
William P. Carmichael 901 S. Marquette Ave. Minneapolis, MN 55402 1943	Trustee since 6/11 for RiverSource Funds and since 2003 for Nations Funds; Chair of the Board from 1/14-11/15	Retired; Co-founder, The Succession Fund (provides exit strategies to owners of privately held companies), 1998-2007; Adjunct Professor of Finance, Kelley School of Business, Indiana University, 1993-2007; Senior Vice President, Sara Lee Corporation, 1991-1993; Senior Vice President and Chief Financial Officer, Beatrice Foods Company, 1984-1990; Vice President, Esmark, Inc., 1973-1984; Associate, Price Waterhouse, 1968-1972	126	Trustee to other Columbia Funds since 2003; Director, The Finish Line (athletic shoes and apparel) since July 2003; Director, hhgregg since May, 2015; former Director, Cobra Electronics Corporation (electronic equipment manufacturer), 1994-August 2014; former Director, Spectrum Brands, Inc. (consumer products), 2002-2009; former Director, Simmons Company (bedding), 2004-2010; former Trustee, BofA Funds Series Trust (11 funds) 2003-2011; former Director, McMoRan Exploration Company (oil and gas exploration and development) 2010-2013; former Director, International Textile Corp., 2012-2016
Patricia M. Flynn 901 S. Marquette Ave. Minneapolis, MN 55402 1950	Trustee since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Trustee Professor of Economics and Management, Bentley University since 1976 (also teaches and conducts research on corporate governance); Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	126	Trustee to other Columbia Funds since 2004; Trustee, MA Taxpayers Foundation since 1997; Board of Governors, Innovation Institute, MA Technology Collaborative since 2010
William A. Hawkins 901 S. Marquette Ave. Minneapolis, MN 55402 1942	Chair of the Board since 11/15; Trustee since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, Overton Partners (financial consulting), since August 2010; President and Chief Executive Officer, California General Bank, N.A., January 2008-August 2010; Operation Hope, COO, 2004-2007; IndyMac Bancorp, President, CBG, 1999-2003; American General Bank, President, 1997-1999; Griffin Financial Services, CEO, 1981-1997; The Griffin Funds, CEO, 1992-1998	126	Trustee to other Columbia Funds since 2005; former Trustee, BofA Funds Series Trust (11 funds), 2005-2015

28	Annual Report 2016

COLUMBIA VARIABLE PORTFOLIO – DISCIPLINED CORE FUND

TRUSTEES AND OFFICERS (continued)

Independent Trustees (continued)
Name, Address, Year of Birth	Position Held With the Trust and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
Catherine James Paglia 901 S. Marquette Ave. Minneapolis, MN 55402 1952	Trustee since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Director, Enterprise Asset Management, Inc. (private real estate and asset management company) since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Managing Director, Morgan Stanley, 1982-1989; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	126	Trustee to other Columbia Funds since 2004; Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012; Trustee, Carleton College (on the Investment Committee); Trustee, Carnegie Endowment for International Peace (on the Investment Committee)
Minor M. Shaw 901 S. Marquette Ave. Minneapolis, MN 55402 1947	Trustee since 6/11 for RiverSource Funds and since 2003 for Nations Funds	President, Micco LLC (private investments) since 2011; President, Micco Corp. (family investment business), 1998-2011	126	Trustee to other Columbia Funds since 2003; Director, BlueCross BlueShield of South Carolina since April 2008; Advisory Board member, Duke Energy Corp. since October 2016; Chair of the Duke Endowment; Director, National Association of Corporate Directors, Carolinas Chapter, since 2013; Chair of Greenville — Spartanburg Airport Commission; former Trustee, BofA Funds Series Trust (11 funds), 2003-2011; former Director, Piedmont Natural Gas, 2004-2016
John G. Taft 901 S. Marquette Ave. Minneapolis, MN 55402 1955	Trustee since 1/17	Chief Executive Officer, RBC Wealth Management (a division of RBC Capital Markets LLC), 2005-2016	124	Trustee to other Columbia Funds since 2017; Trustee, Andy Warhol Foundation for Visual Arts (Finance Committee) since 2014; former Director, RBC Global Asset Management — U.S., 2001-2016

Annual Report 2016	29

COLUMBIA VARIABLE PORTFOLIO – DISCIPLINED CORE FUND

TRUSTEES AND OFFICERS (continued)

Independent Trustees (continued)
Name, Address, Year of Birth	Position Held With the Trust and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
Alison Taunton-Rigby 901 S. Marquette Ave. Minneapolis, MN 55402 1944	Trustee since 11/02 for RiverSource Funds and since 6/11 for Nations Funds	President, Chief Executive Officer and Director, RiboNovix, Inc., 2003-2010; CMT Inc., 2001-2003; Aquila Biopharmaceuticals Inc., 1996-2000; Cambridge Biotech Corporation, 1995- 1996; Mitotix Inc., 1993-1994	126	Trustee to other Columbia Funds since 2002; Director, Boston Children’s Hospital since 2002; Director, ICI Mutual Insurance Company, since 2011; Director, Blumont/IRD since 2016; Director, Mount Ida College since 2016; former Director, Abt Associates (government contractor), 2001-2016; former Director, Healthways, Inc. (health and well-being solutions), 2005-2016

Interested Trustee Not Affiliated with Investment Manager*
Name, Address, Year of Birth	Position Held With the Trusts and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
Anthony M. Santomero 901 S. Marquette Ave. Minneapolis, MN 55402 1946	Trustee since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008; President, Federal Reserve Bank of Philadelphia, 2000- 2006; Professor of Finance, The Wharton School, University of Pennsylvania, 1972-2002	124	Trustee to other Columbia Funds since 2008; Trustee, Penn Mutual Life Insurance Company since March 2008; Director, Renaissance Reinsurance Ltd. since May 2008; Director, Citigroup Inc. since 2009; Director, Citibank, N.A. since 2009; former Trustee, BofA Funds Series Trust (11 funds), 2008-2011

*	Dr. Santomero is not an affiliated person of the Investment Manager or Ameriprise Financial. However, he is currently deemed by the Funds to be an “interested person” (as defined in the 1940 Act) of the Funds because he serves as a Director of Citigroup Inc. and Citibank, N.A., companies that may directly or through subsidiaries and affiliates engage from time-to-time in brokerage execution, principal transactions and lending relationships with the Funds or accounts advised/managed by the Investment Manager.

30	Annual Report 2016

COLUMBIA VARIABLE PORTFOLIO – DISCIPLINED CORE FUND

TRUSTEES AND OFFICERS (continued)

Interested Trustee Affiliated with Investment Manager*
Name, Address, Year of Birth	Position Held With the Trusts and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
William F. Truscott c/o Columbia Management Investment Advisers, LLC, 225 Franklin St. Boston, MA 02110 1960	Trustee since 11/01 for RiverSource Funds and since 6/11 for Nations Funds; Senior Vice President since 2002 for RiverSource Funds and since 5/10 for Nations Funds	Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010-September 2012); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006-August 2012.	185	Trustee to other Columbia Funds since 2001; Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010; Director, Columbia Management Investment Distributors, Inc. since May 2010; Former Director, Ameriprise Certificate Company, 2006-January 2013

*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.

The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611 or contacting your financial intermediary.

Annual Report 2016	31

COLUMBIA VARIABLE PORTFOLIO – DISCIPLINED CORE FUND

TRUSTEES AND OFFICERS (continued)

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Truscott, who is Senior Vice President, the Fund’s other officers are:

Fund Officers
Name, Address and Year of Birth	Position and Year First Appointed to Position for any Fund in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) During Past Five Years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously, Vice President and Chief Counsel January 2010-December 2014); officer of Columbia Funds and affiliated funds since 2007.
Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Treasurer (2011), Chief Financial Officer (2009) and Chief Accounting Officer (2015)	Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; senior officer of Columbia Funds and affiliated funds since 2002.
Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Senior Vice President (2011), Chief Legal Officer (2015) and Assistant Secretary (2008)	Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since January 2017 (previously Vice President and Lead Chief Counsel, November 2008-January 2017 and January 2013-January 2017, respectively, and Chief Counsel, January 2010-January 2013); Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since May 2010.
Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010.
Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)	Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Executive Vice President and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since July 2013 (previously Director and Global Chief Investment Officer, 2010-2013).
Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010.
Amy Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Vice President (2006)	Managing Director and Global Head of Operations, Columbia Management Investment Advisers, LLC since April 2016 (previously Managing Director and Chief Operating Officer, 2010-2016).
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Vice President and Secretary (2015)	Vice President and Group Counsel, Ameriprise Financial, Inc. since August 2011; officer of Columbia Funds and affiliated funds since 2005.

32	Annual Report 2016

COLUMBIA VARIABLE PORTFOLIO – DISCIPLINED CORE FUND

IMPORTANT INFORMATION ABOUT THIS REPORT

The policy of the Board is to vote the proxies of the companies in which each fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how each fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting investor.columbiathreadneedleus.com, or searching the website of the SEC at sec.gov.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund’s Form N-Q is available on the SEC’s website at sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. Each fund’s complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.

Annual Report 2016	33

Columbia Variable Portfolio – Disciplined Core Fund

P.O. Box 8081

Boston, MA 02266-8081

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For fund and other investment product prospectuses, which contains this and other important information, contact your financial advisor or insurance representative. Please read the prospectus carefully before you invest. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved. Columbia Management Investment Distributors, Inc., 225 Franklin Street, Boston, MA 02110-2804

© 2017 Columbia Management Investment Advisers, LLC.

S-2005 AN (2/17)

ANNUAL REPORT

December 31, 2016

COLUMBIA VARIABLE PORTFOLIO – DIVIDEND OPPORTUNITY FUND

Please remember that you may not buy (nor will you own) shares of the Fund directly. The Fund is available through variable annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies as well as qualified pension and retirement plans. Please contact your financial advisor or insurance representative for more information.

COLUMBIA VARIABLE PORTFOLIO – DIVIDEND OPPORTUNITY FUND

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.

Annual Report 2016

COLUMBIA VARIABLE PORTFOLIO – DIVIDEND OPPORTUNITY FUND

PERFORMANCE OVERVIEW

Performance Summary

∎	Columbia Variable Portfolio — Dividend Opportunity Fund (the Fund) Class 3 shares returned 13.52% for the 12-month period that ended December 31, 2016.

∎	During the same time period, the Fund underperformed both the MSCI USA High Dividend Yield Index (Net), which returned 15.10%, and the Russell 1000 Value Index, which returned 17.34%.

∎	While the Fund posted robust absolute gains, it underperformed the MSCI index due primarily to stock selection. Sector allocation decisions overall contributed positively, albeit modestly.

Average Annual Total Returns (%) (for period ended December 31, 2016)
	Inception	1 Year	5 Years	10 Years
Class 1*	05/03/10	13.67	12.00	4.86
Class 2*	05/03/10	13.41	11.74	4.64
Class 3	09/15/99	13.52	11.87	4.77
MSCI USA High Dividend Yield Index (Net)		15.10	12.79	6.95
Russell 1000 Value Index		17.34	14.80	5.72

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your financial advisor or insurance representative.

Performance results reflect the effect of any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.

*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit investor.columbiathreadneedleus.com/investment-products/variable-products/appended-performance for more information.

The MSCI USA High Dividend Yield Index (Net) is composed of those securities in the MSCI USA Index that have higher-than-average dividend yield (e.g. 30% higher than that of the MSCI USA Index), a track record of consistent dividend payments and the capacity to sustain future dividend payments. The MSCI USA Index is a free float adjusted market capitalization index that is designed to measure large- and mid-cap U.S. equity market performance.

The Russell 1000 Value Index, an unmanaged index, measures the performance of those stocks in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes (except the MSCI USA High Dividend Yield Index (Net), which reflects reinvested dividends net of withholding taxes) or other expenses of investing. Securities in the Fund may not match those in an index.

2	Annual Report 2016

COLUMBIA VARIABLE PORTFOLIO – DIVIDEND OPPORTUNITY FUND

PERFORMANCE OVERVIEW (continued)

Performance of a Hypothetical $10,000 Investment (January 1, 2007 — December 31, 2016)

The chart above shows the change in value of a hypothetical $10,000 investment in Class 3 shares of Columbia Variable Portfolio — Dividend Opportunity Fund during the stated time period, and does not reflect the deduction of taxes, if any, that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The returns also do not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan, if any.

Annual Report 2016	3

COLUMBIA VARIABLE PORTFOLIO – DIVIDEND OPPORTUNITY FUND

MANAGER DISCUSSION OF FUND PERFORMANCE

Portfolio Management

Steven Schroll

Paul Stocking

Dean Ramos, CFA

Top Ten Holdings (%) (at December 31, 2016)
AT&T, Inc.	6.3
Philip Morris International, Inc.	5.6
Chevron Corp.	5.6
Pfizer, Inc.	4.1
Altria Group, Inc.	4.1
Intel Corp.	3.6
Microsoft Corp.	3.4
Cisco Systems, Inc.	3.3
Johnson & Johnson	3.2
Occidental Petroleum Corp.	2.8

Percentages indicated are based upon total investments (excluding Money Market Funds).

For further detail about these holdings, please refer to the section entitled “Portfolio of Investments.”

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

Portfolio Breakdown (%) (at December 31, 2016)
Common Stocks	91.8
Equity-Linked Notes	4.9
Money Market Funds	3.3
Total	100.0

Percentages indicated are based upon total investments. The Fund’s portfolio composition is subject to change.

Equity Sector Breakdown (%) (at December 31, 2016)
Consumer Discretionary	1.8
Consumer Staples	17.3
Energy	21.0
Financials	6.5
Health Care	11.8
Industrials	2.8
Information Technology	15.5
Materials	4.0
Telecommunication Services	10.3
Utilities	9.0
Total	100.0

Percentages indicated are based upon total equity investments. The Fund’s portfolio composition is subject to change.

At December 31, 2016, approximately 38.9% of the Fund’s shares were owned in the aggregate by affiliated funds-of-funds managed by Columbia Management Investment Advisers, LLC (the Investment Manager). As a result of asset allocation decisions by the Investment Manager, it is possible that the Fund may experience relatively large purchases or redemptions from affiliated funds-of-funds. The Investment Manager seeks to minimize the impact of these transactions by structuring them over a reasonable period of time. The Fund may experience increased expenses as it buys and sells securities as a result of purchases or redemptions by affiliated funds-of-funds.

For the 12-month period that ended December 31, 2016, the Fund’s Class 3 shares returned 13.52%. During the same time period, the Fund underperformed the MSCI USA High Dividend Yield Index (Net), which returned 15.10%, and the Russell 1000 Value Index, which returned 17.34%. While the Fund posted robust absolute gains, it underperformed the MSCI index due primarily to stock selection. Sector allocation decisions overall contributed positively, albeit modestly.

U.S. Equity Market Rallied Despite Unpredictability

If 2016 is remembered for anything, it will be the inability to predict events. The U.S. equity markets started off with the worst opening week in history, as uncertainty and investors’ general lack of conviction drove most of the market in the early part of the year. Economic growth in the first half of 2016 was the weakest in many years due to tighter Federal Reserve (Fed) policy and financial conditions, weak equity and bond markets, frail industrial activity, and political and social unrest that undermined confidence and risk-taking. Additionally, continuous weakness in the European economies, the wildly unexpected Brexit vote wherein the U.K. opted to leave the European Union, and tragic terrorist activities around the world provided further uncertainty and volatility spikes all the way to November 2016.

The surprising outcome of the U.S. election sparked a sudden and significant change in investors’ outlook. Whereas investors previously had anticipated a Hillary Clinton victory and a continuation of the policies in place throughout the Obama administration, the election of Donald Trump caused a recalibration of market expectations literally overnight. The election result therefore touched off a flood of cash into equity sectors most likely to benefit from Republican policy initiatives, including financials, industrials, materials and energy. Conversely, market segments seen as being more defensive or vulnerable to higher interest rates lagged.

While Americans continued, at the end of 2016, to debate the direction of public policy, investors can at least agree that the U.S. stock market has had a remarkable run. In returning 11.96% in 2016, the S&P 500 Index had produced a positive return for eight consecutive years and in 13 of the past 14 years. Ten of the 11 sectors of the S&P 500 Index posted positive returns during the 12 months ended December 31, 2016. Energy, telecommunication services and financials were the best relative performers. Conversely, health care, real estate and consumer staples were the weakest sectors from a total return perspective.

4	Annual Report 2016

COLUMBIA VARIABLE PORTFOLIO – DIVIDEND OPPORTUNITY FUND

MANAGER DISCUSSION OF FUND PERFORMANCE (continued)

Stock Selection Hampered Fund Performance

The Fund underperformed the MSCI index due primarily to individual stock selection. Stock selection in the health care, telecommunication services and information technology negatively affected the Fund’s annual results most, followed by industrials and consumer discretionary. Having a neutral weighting in utilities and underweighted allocations to industrials and information technology, which were among the better performing sectors in the MSCI index during the annual period, also hurt. Having an approximately 2.2% average position in cash also detracted during an annual period when the U.S. equity market rallied to double-digit gains.

Among those individual stocks that detracted most from the Fund’s relative results during the annual period was large pharmaceuticals company Bristol-Myers Squibb, whose shares declined on reports of negative results from a clinical trial of its lung cancer drug Opdivo. We trimmed the Fund’s position in Bristol-Myers Squibb following the announcement. A position in Swedish network equipment and software developer and manufacturer Telefonaktiebolaget LM Ericsson also detracted. Its shares declined during the annual period for a variety of reasons, including a trough in technology spending on a global basis as the addressable market was in a valley between 4G and 5G products; a CEO change with the new officer not named until the second half of the year; and a major and unexpected profit warning during the second half of the year that called into question the company’s ability to maintain its dividend level. A position in Vodafone Group, a U.K.-based mobile telecommunications company, hurt the Fund’s relative results, as the company reported disappointing earnings on weaker revenues, especially in India where a major competitor came to market.

Sector Allocation Overall Boosted Results

Sector allocation overall contributed positively, albeit modestly, to the Fund’s relative results. Having overweight allocations to energy and telecommunication services, which each significantly outpaced the MSCI index during the annual period, and underweight allocations to consumer staples and consumer discretionary, which each materially underperformed the MSCI index during the annual period, contributed most positively. Stock selection in the energy and consumer staples sectors also proved effective.

Within energy, positions in a basket of companies, including refiner Valero Energy and integrated energy companies Chevron, BP and Royal Dutch Shell, added value. Effective tactical positioning in Valero Energy proved particularly effective. The Fund was underweight the company for much of the year when its stock underperformed the MSCI index and then moved to an overweight position in the company later in the year just before its stock rallied on anticipation of being a beneficiary of expected regulatory changes under a new presidential administration. Chevron, BP and Royal Dutch Shell performed well during the annual period, as Brent crude oil prices increased approximately 52.4% in 2016.

Within consumer staples, the Fund was effectively positioned from an industry perspective. The Fund was underweight the food and beverages and consumer household goods industries, which lagged the MSCI index during the annual period, and was overweight the tobacco industry, which outpaced the MSCI index during the annual period. In turn, being

Annual Report 2016	5

COLUMBIA VARIABLE PORTFOLIO – DIVIDEND OPPORTUNITY FUND

MANAGER DISCUSSION OF FUND PERFORMANCE (continued)

underweight in Coca-Cola, PepsiCo and Kimberly-Clark drove these companies into the list of top positive contributors to the Fund’s results on a relative basis.

Bottom-Up Selection Drove Fund Portfolio Changes

During the annual period, we increased the Fund’s allocations to the energy and financials sectors. While the Fund’s allocation to energy increased in part due to stock appreciation, we also actively chose to add to the Fund’s exposure to the sector based on fundamentals and supply/demand factors. In financials, rising interest rates led us to add to the Fund’s positions in select Canadian banks and U.S. investment banks and insurers. We decreased the Fund’s positions in the health care and consumer discretionary sectors. In health care, we reduced exposure to several companies, including Bristol-Myers Squibb, as mentioned earlier, based either on company-specific reasons or, later in the annual period, on the legislative backdrop anticipated given the Republican-dominated Congress and its statements about repealing the Affordable Care Act. In consumer discretionary, we particularly decreased exposure to department stores, such as Macy’s, Nordstrom and Kohl’s, and to apparel retailers, as we took some profits in the fourth quarter.

6	Annual Report 2016

COLUMBIA VARIABLE PORTFOLIO – DIVIDEND OPPORTUNITY FUND

UNDERSTANDING YOUR FUND’S EXPENSES

(Unaudited)

As an investor, you incur ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

The information below does not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy (collectively, Contracts) or qualified pension and retirement plan (Qualified Plan), if any. The total fees and expenses you bear may therefore be higher than those shown below.

Analyzing Your Fund’s Expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare With Other Funds” below for details on how to use the hypothetical data.

Compare With Other Funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as redemption or exchange fees, or expenses that apply to the subaccount or the Contract. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If the fees and expenses imposed under your Contract or Qualified Plan, if any, were included, your costs would be higher.

July 1, 2016 – December 31, 2016

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)		Expenses Paid During the Period ($)		Fund’s Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class 1	1,000.00	1,000.00	1,029.80	1,021.30	3.76	3.74	0.74
Class 2	1,000.00	1,000.00	1,028.40	1,020.05	5.02	5.00	0.99
Class 3	1,000.00	1,000.00	1,028.60	1,020.70	4.36	4.34	0.86

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 366.

Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.

Annual Report 2016	7

COLUMBIA VARIABLE PORTFOLIO – DIVIDEND OPPORTUNITY FUND

PORTFOLIO OF INVESTMENTS

December 31, 2016

(Percentages represent value of investments compared to net assets)

Common Stocks 91.7%
Issuer	Shares	Value ($)
CONSUMER DISCRETIONARY 1.6%
Automobiles 0.2%

Ford Motor Co.	341,860	4,146,762

Leisure Products 1.0%

Mattel, Inc.	673,873	18,565,201

Specialty Retail 0.4%

Staples, Inc.	705,107	6,381,218

Total Consumer Discretionary		29,093,181

CONSUMER STAPLES 15.8%
Food & Staples Retailing 0.5%

Wesfarmers Ltd.	323,166	9,808,710

Household Products 1.9%

Procter & Gamble Co. (The)	398,170	33,478,134

Tobacco 13.4%

Altria Group, Inc.	1,024,689	69,289,470

British American Tobacco PLC	506,088	28,682,747

Imperial Brands PLC	786,637	34,282,059

Philip Morris International, Inc.	1,049,575	96,025,617

Reynolds American, Inc.	155,396	8,708,392

Total		236,988,285

Total Consumer Staples		280,275,129

ENERGY 19.2%
Oil, Gas & Consumable Fuels 19.2%

BP PLC, ADR	1,080,168	40,376,680

Chevron Corp.	813,530	95,752,481

ENI SpA	1,166,242	18,991,670

Exxon Mobil Corp.	486,015	43,867,714

Hess Corp.	36,545	2,276,388

Occidental Petroleum Corp.	669,879	47,715,481

Royal Dutch Shell PLC, Class A	942,367	26,012,660

Spectra Energy Corp.	317,503	13,046,198

Suncor Energy, Inc.	205,450	6,716,161

Total SA	392,605	20,134,798

Valero Energy Corp.	367,042	25,076,309

Total		339,966,540

Total Energy		339,966,540

FINANCIALS 6.0%
Banks 3.6%

Bank of America Corp.	643,904	14,230,278

Bank of Montreal	293,954	21,141,172

JPMorgan Chase & Co.	123,037	10,616,863

PacWest Bancorp	148,535	8,086,245

Common Stocks (continued)
Issuer	Shares	Value ($)
Toronto-Dominion Bank (The)	190,825	9,415,306

Total		63,489,864

Capital Markets 1.4%

Invesco Ltd.	331,911	10,070,180

Morgan Stanley	335,701	14,183,367

Total		24,253,547

Insurance 1.0%

Principal Financial Group, Inc.	315,022	18,227,173

Total Financials		105,970,584

HEALTH CARE 10.8%
Biotechnology 0.6%

AbbVie, Inc.	175,249	10,974,093

Pharmaceuticals 10.2%

GlaxoSmithKline PLC	762,193	14,640,586

Johnson & Johnson	472,528	54,439,951

Merck & Co., Inc.	690,431	40,645,673

Pfizer, Inc.	2,162,130	70,225,982

Total		179,952,192

Total Health Care		190,926,285

INDUSTRIALS 2.6%
Aerospace & Defense 1.6%

BAE Systems PLC	1,418,224	10,315,519

Lockheed Martin Corp.	69,093	17,269,104

Total		27,584,623

Electrical Equipment 0.5%

Eaton Corp. PLC	126,930	8,515,734

Road & Rail 0.5%

Kansas City Southern	106,262	9,016,331

Total Industrials		45,116,688

INFORMATION TECHNOLOGY 14.2%
Communications Equipment 3.7%

Cisco Systems, Inc.	1,894,161	57,241,545

Telefonaktiebolaget LM Ericsson, Class B	1,426,107	8,374,501

Total		65,616,046

IT Services 1.7%

International Business Machines Corp.	184,707	30,659,515

Semiconductors & Semiconductor Equipment 4.2%

Intel Corp.	1,684,349	61,091,338

QUALCOMM, Inc.	195,157	12,724,236

Total		73,815,574

The accompanying Notes to Financial Statements are an integral part of this statement.

8	Annual Report 2016

COLUMBIA VARIABLE PORTFOLIO – DIVIDEND OPPORTUNITY FUND

PORTFOLIO OF INVESTMENTS (continued)

December 31, 2016

Common Stocks (continued)
Issuer	Shares	Value ($)
Software 3.2%

Microsoft Corp.	922,808	57,343,289

Technology Hardware, Storage & Peripherals 1.4%

Seagate Technology PLC	628,970	24,007,785

Total Information Technology		251,442,209

MATERIALS 3.7%
Chemicals 2.8%

CF Industries Holdings, Inc.	152,823	4,810,868

Dow Chemical Co. (The)	666,774	38,152,808

LyondellBasell Industries NV, Class A	63,246	5,425,242

Total		48,388,918

Containers & Packaging 0.9%

Graphic Packaging Holding Co.	625,542	7,806,764

International Paper Co.	164,224	8,713,726

Total		16,520,490

Total Materials		64,909,408

TELECOMMUNICATION SERVICES 9.5%
Diversified Telecommunication Services 8.7%

AT&T, Inc.	2,533,477	107,748,777

BCE, Inc.	343,195	14,839,752

CenturyLink, Inc.	871,693	20,728,859

Orange SA	695,229	10,564,011

Total		153,881,399

Wireless Telecommunication Services 0.8%

Vodafone Group PLC	1,938,458	4,770,311

Vodafone Group PLC, ADR	377,621	9,225,281

Total		13,995,592

Total Telecommunication Services		167,876,991

UTILITIES 8.3%
Electric Utilities 6.4%

American Electric Power Co., Inc.	273,414	17,214,145

Duke Energy Corp.	319,366	24,789,189

Exelon Corp.	293,386	10,412,269

PG&E Corp.	244,988	14,887,921

PPL Corp.	525,142	17,881,085

Scottish & Southern Energy PLC	326,914	6,242,117

Xcel Energy, Inc.	524,037	21,328,306

Total		112,755,032

Multi-Utilities 1.9%

Ameren Corp.	355,818	18,666,212

Common Stocks (continued)
Issuer	Shares	Value ($)
DTE Energy Co.	152,875	15,059,716

Total		33,725,928

Total Utilities		146,480,960

Total Common Stocks
(Cost: $1,460,789,619)		1,622,057,975

Equity-Linked Notes 4.9%
Issuer	Coupon Rate	Shares	Value ($)
Barclays Bank PLC (linked to common stock of Leidos Holdings, Inc.)(a)(b)
02/08/17	11.880%	218,272	10,127,821

Credit Suisse AG (linked to common stock of United Continental Holdings, Inc.)(a)(b)
02/22/17	12.250%	122,964	7,955,771

Deutsche Bank AG(a)(b) (linked to common stock of American Airlines Group, Inc.)
02/10/17	12.500%	173,860	7,709,648
(linked to common stock of Anadarko Petroleum Corp.)
02/01/17	13.090%	140,728	9,388,106
(linked to common stock of Delta Air Lines, Inc.)
02/22/17	11.360%	164,810	7,724,809
(linked to common stock of Devon Energy Corp.)
02/01/17	18.410%	216,262	9,437,241
(linked to common stock of Eastman Chemical Co.)
02/10/17	9.800%	79,814	5,976,392

JPMorgan Chase Bank NA (linked to common stock of WestRock Co.)(a)
02/21/17	15.930%	215,541	10,727,476

Royal Bank of Canada (linked to common stock of Amerada Hess Corp.)(a)(b)
02/02/17	14.670%	168,875	9,657,961

Societe Generale SA (linked to common stock of CF Industries Holdings, Inc.)(a)(b)
02/03/17	18.760%	278,974	8,112,564

Total Equity-Linked Notes (Cost: $78,960,334)			86,817,789

Money Market Funds 3.3%
		Shares	Value ($)

Columbia Short-Term Cash Fund, 0.594%(c)(d)		57,804,356	57,804,356

Total Money Market Funds (Cost: $57,804,356)			57,804,356

Total Investments (Cost: $1,597,554,309)			1,766,680,120

Other Assets & Liabilities, Net			2,400,247

Net Assets			1,769,080,367

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016	9

COLUMBIA VARIABLE PORTFOLIO – DIVIDEND OPPORTUNITY FUND

PORTFOLIO OF INVESTMENTS (continued)

December 31, 2016

Notes to Portfolio of Investments

(a)	Represents privately placed and other securities and instruments exempt from SEC registration (collectively, private placements), such as Section 4(a)(2) and Rule 144A eligible securities, which are often sold only to qualified institutional buyers. The Fund may invest in private placements determined to be liquid as well as those determined to be illiquid. Private placements may be determined to be liquid under guidelines established by the Fund’s Board of Trustees. At December 31, 2016, the value of these securities amounted to $86,817,789 or 4.91% of net assets.

(b)	Non-income producing investment.

(c)	The rate shown is the seven-day current annualized yield at December 31, 2016.

(d)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended December 31, 2016 are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds From Sales ($)	Realized Gain (Loss) ($)	Ending Cost ($)	Dividends — Affiliated Issuers ($)	Value ($)
Columbia Short-Term Cash Fund	26,028,790	743,302,752	(711,527,345)	159	57,804,356	166,953	57,804,356

Abbreviation Legend

ADR	American Depositary Receipt

Fair Value Measurements

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

∎

Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

∎	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

∎	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Foreign equity securities actively traded in markets where there is a significant delay in the local close relative to the New York Stock Exchange (NYSE) are classified as Level 2. The values of these securities may include an adjustment to reflect the impact of significant market movements following the close of local trading, as described in Note 2 to the financial statements — Security Valuation.

Certain investments that have been measured at fair value using the net asset value (NAV) per share (or its equivalent) are not categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to reconcile the fair value hierarchy to the amounts presented in the Portfolio of Investments. The Columbia Short-Term Cash Fund seeks to provide shareholders with maximum current income consistent with liquidity and stability of principal. Columbia Short-Term Cash Fund prices its shares with a floating NAV and no longer seeks to maintain a stable NAV.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The accompanying Notes to Financial Statements are an integral part of this statement.

10	Annual Report 2016

COLUMBIA VARIABLE PORTFOLIO – DIVIDEND OPPORTUNITY FUND

PORTFOLIO OF INVESTMENTS (continued)

December 31, 2016

Fair Value Measurements (continued)

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The following table is a summary of the inputs used to value the Fund’s investments at December 31, 2016:

	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Investments

Common Stocks

Consumer Discretionary	29,093,181	—	—	29,093,181

Consumer Staples	207,501,613	72,773,516	—	280,275,129

Energy	274,827,412	65,139,128	—	339,966,540

Financials	105,970,584	—	—	105,970,584

Health Care	176,285,699	14,640,586	—	190,926,285

Industrials	34,801,169	10,315,519	—	45,116,688

Information Technology	243,067,708	8,374,501	—	251,442,209

Materials	64,909,408	—	—	64,909,408

Telecommunication Services	152,542,669	15,334,322	—	167,876,991

Utilities	140,238,843	6,242,117	—	146,480,960

Total Common Stocks	1,429,238,286	192,819,689	—	1,622,057,975

Equity-Linked Notes	—	86,817,789	—	86,817,789

Investments measured at net asset value

Money Market Funds	—	—	—	57,804,356

Total Investments	1,429,238,286	279,637,478	—	1,766,680,120

See the Portfolio of Investments for all investment classifications not indicated in the table.

The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets. These assets include certain foreign securities for which a third party statistical pricing service may be employed for purposes of fair market valuation. The model utilized by such third party statistical pricing service takes into account a security’s correlation to available market data including, but not limited to, intraday index, ADR, and exchange-traded fund movements.

There were no transfers of financial assets between levels during the period.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016	11

COLUMBIA VARIABLE PORTFOLIO – DIVIDEND OPPORTUNITY FUND

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2016

Assets

Investments, at value

Unaffiliated issuers (identified cost $1,539,749,953)	$1,708,875,764

Affiliated issuers (identified cost $57,804,356)	57,804,356

Total investments (identified cost $1,597,554,309)	1,766,680,120

Receivable for:

Capital shares sold	57,058

Dividends	4,893,553

Foreign tax reclaims	937,029

Prepaid expenses	5,380

Trustees’ deferred compensation plan	11,385

Total assets	1,772,584,525

Liabilities

Payable for:

Capital shares purchased	1,980,605

Management services fees	947,466

Distribution and/or service fees	111,032

Transfer agent fees	86,789

Compensation of board members	223,612

Chief compliance officer expenses	382

Other expenses	142,887

Trustees’ deferred compensation plan	11,385

Total liabilities	3,504,158

Net assets applicable to outstanding capital stock	$1,769,080,367

Represented by

Trust capital	$1,769,080,367

Total — representing net assets applicable to outstanding capital stock	$1,769,080,367

Class 1

Net assets	$742,337,212

Shares outstanding	33,565,567

Net asset value per share	$22.12

Class 2

Net assets	$59,185,878

Shares outstanding	2,722,953

Net asset value per share	$21.74

Class 3

Net assets	$967,557,277

Shares outstanding	44,134,665

Net asset value per share	$21.92

The accompanying Notes to Financial Statements are an integral part of this statement.

12	Annual Report 2016

COLUMBIA VARIABLE PORTFOLIO – DIVIDEND OPPORTUNITY FUND

STATEMENT OF OPERATIONS

Year Ended December 31, 2016

Net investment income

Income:

Dividends — unaffiliated issuers	$69,919,762

Dividends — affiliated issuers	166,953

Interest	10,243,902

Foreign taxes withheld	(2,321,379)

Total income	78,009,238

Expenses:

Management services fees	11,322,594

Distribution and/or service fees

Class 2	129,126

Class 3	1,211,331

Transfer agent fees

Class 1	421,949

Class 2	30,989

Class 3	581,423

Compensation of board members	48,972

Custodian fees	28,286

Printing and postage fees	213,559

Audit fees	44,278

Legal fees	23,706

Chief compliance officer expenses	382

Other	67,352

Total expenses	14,123,947

Net investment income	63,885,291

Realized and unrealized gain (loss) — net

Net realized gain (loss) on:

Investments — unaffiliated issuers	16,123,367

Investments — affiliated issuers	159

Foreign currency translations	34,259

Forward foreign currency exchange contracts	4,380,676

Net realized gain	20,538,461

Net change in unrealized appreciation (depreciation) on:

Investments — unaffiliated issuers	135,627,815

Foreign currency translations	(28,422)

Net change in unrealized appreciation	135,599,393

Net realized and unrealized gain	156,137,854

Net increase in net assets resulting from operations	$220,023,145

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016	13

COLUMBIA VARIABLE PORTFOLIO – DIVIDEND OPPORTUNITY FUND

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2016	Year Ended December 31, 2015
Operations

Net investment income	$63,885,291	$86,673,209

Net realized gain	20,538,461	233,852,639

Net change in unrealized appreciation (depreciation)	135,599,393	(344,903,494)

Net increase (decrease) in net assets resulting from operations	220,023,145	(24,377,646)

Decrease in net assets from capital stock activity	(137,850,998)	(1,764,860,067)

Total increase (decrease) in net assets	82,172,147	(1,789,237,713)

Net assets at beginning of year	1,686,908,220	3,476,145,933

Net assets at end of year	$1,769,080,367	$1,686,908,220

The accompanying Notes to Financial Statements are an integral part of this statement.

14	Annual Report 2016

COLUMBIA VARIABLE PORTFOLIO – DIVIDEND OPPORTUNITY FUND

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Year Ended December 31, 2016		Year Ended December 31, 2015
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity

Class 1 shares

Subscriptions	910,100	18,109,149	5,389,718	108,158,733

Redemptions	(1,147,384)	(24,201,061)	(83,405,813)	(1,693,084,543)

Net decrease	(237,284)	(6,091,912)	(78,016,095)	(1,584,925,810)

Class 2 shares

Subscriptions	572,017	11,846,769	464,300	9,065,264

Redemptions	(264,265)	(5,356,084)	(302,800)	(5,868,825)

Net increase	307,752	6,490,685	161,500	3,196,439

Class 3 shares

Subscriptions	60,248	1,262,236	40,838	809,774

Redemptions	(6,817,420)	(139,512,007)	(9,391,996)	(183,940,470)

Net decrease	(6,757,172)	(138,249,771)	(9,351,158)	(183,130,696)

Total net decrease	(6,686,704)	(137,850,998)	(87,205,753)	(1,764,860,067)

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016	15

COLUMBIA VARIABLE PORTFOLIO – DIVIDEND OPPORTUNITY FUND

FINANCIAL HIGHLIGHTS

The following tables are intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect any fees and expenses imposed under your Contract and/or Qualified Plan, as applicable; such fees and expenses would reduce the total returns for all periods shown. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

	Year Ended December 31,
Class 1	2016	2015	2014	2013	2012
Per share data
Net asset value, beginning of period	$19.46	$19.99	$18.16	$14.32	$12.55

Income from investment operations:

Net investment income	0.78	0.73	0.62	0.45	0.40

Net realized and unrealized gain (loss)	1.88	(1.26)	1.21	3.39	1.37

Total from investment operations	2.66	(0.53)	1.83	3.84	1.77

Net asset value, end of period	$22.12	$19.46	$19.99	$18.16	$14.32

Total return	13.67%	(2.65%)	10.08%	26.81%	14.10%

Ratios to average net assets(a)

Total gross expenses	0.74%	0.71%	0.69%	0.70%	0.69%

Total net expenses(b)	0.74%	0.71%	0.69%	0.70%	0.69%

Net investment income	3.78%	3.65%	3.25%	2.71%	2.89%

Supplemental data

Net assets, end of period (in thousands)	$742,337	$657,752	$2,235,149	$2,198,787	$1,803,841

Portfolio turnover	64%	93%	86%	71%	64%

Notes to Financial Highlights

(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

16	Annual Report 2016

COLUMBIA VARIABLE PORTFOLIO – DIVIDEND OPPORTUNITY FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended December 31,
Class 2	2016	2015	2014	2013	2012
Per share data
Net asset value, beginning of period	$19.17	$19.74	$17.98	$14.21	$12.48

Income from investment operations:

Net investment income	0.72	0.65	0.57	0.40	0.37

Net realized and unrealized gain (loss)	1.85	(1.22)	1.19	3.37	1.36

Total from investment operations	2.57	(0.57)	1.76	3.77	1.73

Net asset value, end of period	$21.74	$19.17	$19.74	$17.98	$14.21

Total return	13.41%	(2.89%)	9.79%	26.53%	13.86%

Ratios to average net assets(a)

Total gross expenses	0.99%	0.98%	0.94%	0.95%	0.94%

Total net expenses(b)	0.99%	0.98%	0.94%	0.95%	0.94%

Net investment income	3.52%	3.33%	3.01%	2.46%	2.69%

Supplemental data

Net assets, end of period (in thousands)	$59,186	$46,304	$44,491	$33,741	$18,873

Portfolio turnover	64%	93%	86%	71%	64%

Notes to Financial Highlights

(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016	17

COLUMBIA VARIABLE PORTFOLIO – DIVIDEND OPPORTUNITY FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended December 31,
Class 3	2016	2015	2014	2013	2012
Per share data
Net asset value, beginning of period	$19.31	$19.86	$18.07	$14.26	$12.51

Income from investment operations:

Net investment income	0.75	0.68	0.60	0.42	0.38

Net realized and unrealized gain (loss)	1.86	(1.23)	1.19	3.39	1.37

Total from investment operations	2.61	(0.55)	1.79	3.81	1.75

Net asset value, end of period	$21.92	$19.31	$19.86	$18.07	$14.26

Total return	13.52%	(2.77%)	9.91%	26.72%	13.99%

Ratios to average net assets(a)

Total gross expenses	0.87%	0.86%	0.81%	0.82%	0.82%

Total net expenses(b)	0.87%	0.86%	0.81%	0.82%	0.82%

Net investment income	3.66%	3.45%	3.14%	2.58%	2.74%

Supplemental data

Net assets, end of period (in thousands)	$967,557	$982,852	$1,196,506	$1,262,372	$1,134,402

Portfolio turnover	64%	93%	86%	71%	64%

Notes to Financial Highlights

(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

18	Annual Report 2016

COLUMBIA VARIABLE PORTFOLIO – DIVIDEND OPPORTUNITY FUND

NOTES TO FINANCIAL STATEMENTS

December 31, 2016

Note 1. Organization

Columbia Variable Portfolio — Dividend Opportunity Fund (the Fund), a series of Columbia Funds Variable Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund offers Class 1, Class 2 and Class 3 shares to separate accounts funding variable annuity contracts and variable life insurance policies (collectively, Contracts) issued by affiliated and unaffiliated life insurance companies as well as qualified pension and retirement plans (Qualified Plans) and other qualified institutional investors (Qualified Investors) authorized by Columbia Management Investment Distributors, Inc. (the Distributor). You may not buy (nor will you own) shares of the Fund directly. You may invest by participating in a Qualified Plan or by buying a Contract and making allocations to the Fund. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own cost structure and other features.

Note 2. Summary of Significant Accounting Policies

Basis of Preparation

The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services — Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation

All equity securities are valued at the close of business of the New York Stock Exchange. Equity securities are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.

Foreign equity securities are valued based on the closing price on the foreign exchange in which such securities are primarily traded. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. In those situations, foreign securities will be fair valued pursuant to a policy adopted by the Board of Trustees, including, if available, utilizing a third party pricing service to determine these fair values. The third party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the New York Stock Exchange. The fair value of a security is likely to be different from the quoted or published price, if available.

Investments in open-end investment companies, including money market funds, are valued at their latest net asset value.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or

Annual Report 2016	19

COLUMBIA VARIABLE PORTFOLIO – DIVIDEND OPPORTUNITY FUND

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2016

class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security.

The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.

GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.

Foreign Currency Transactions and Translations

The values of all assets and liabilities denominated in foreign currencies are generally translated into U.S. dollars at exchange rates determined at the close of regular trading on the New York Stock Exchange. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.

Derivative Instruments

The Fund invests in certain derivative instruments, as detailed below, to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more securities, currencies, commodities, indices, or other assets or instruments. Derivatives may be used to increase investment flexibility (including to maintain cash reserves while maintaining desired exposure to certain assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligations under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell or terminate, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.

A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform its obligations under the contract. The Fund’s risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty, plus any replacement costs or related amounts. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the clearinghouse or central counterparty (CCP) provides some protection in the case of clearing member default. The clearinghouse or CCP stands between the buyer and the seller of the contract; therefore, additional counterparty credit risk is failure of the clearinghouse or CCP. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker’s customer account. While brokers are required to segregate customer margin from their own assets, in the event that a broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker for all its clients, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s customers (including the Fund), potentially resulting in losses to the Fund.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivatives contract counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and typically contains, among other things, collateral

20	Annual Report 2016

COLUMBIA VARIABLE PORTFOLIO – DIVIDEND OPPORTUNITY FUND

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2016

posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting), including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset or netting in bankruptcy, insolvency or other events.

Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the clearinghouse or CCP for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms are contract specific for over-the-counter derivatives. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

Certain ISDA Master Agreements allow counterparties of over-the-counter derivatives transactions to terminate derivatives contracts prior to maturity in the event the Fund’s net asset value declines by a stated percentage over a specified time period or if the Fund fails to meet certain terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty. The Fund also has termination rights if the counterparty fails to meet certain terms of the ISDA Master Agreement. In addition to considering counterparty credit risk, the Fund would consider terminating the derivatives contracts based on whether termination would result in a net liability owed from the counterparty.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.

Forward Foreign Currency Exchange Contracts

Forward foreign currency exchange contracts are over-the-counter agreements between two parties to buy and sell a currency at a set price on a future date. The Fund utilized forward foreign currency exchange contracts to hedge the currency exposure associated with some or all of the Fund’s securities and to shift foreign currency exposure back to U.S. dollars. These instruments may be used for other purposes in future periods.

The values of forward foreign currency exchange contracts fluctuate daily with changes in foreign currency exchange rates. Changes in the value of these contracts are recorded as unrealized appreciation or depreciation until the contract is exercised or has expired. The Fund will realize a gain or loss when the forward foreign currency exchange contract is closed or expires.

The use of forward foreign currency exchange contracts does not eliminate fluctuations in the prices of the Fund’s portfolio securities. The risks of forward foreign currency exchange contracts include movement in the values of the foreign currencies relative to the U.S. dollar (or other foreign currencies) and the possibility that counterparties will not complete their contractual obligations, which may be in excess of the amount reflected, if any, in the Statement of Assets and Liabilities.

Effects of Derivative Transactions in the Financial Statements

The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Statement of Operations, including realized and unrealized gains (losses). The derivative instrument schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.

Annual Report 2016	21

COLUMBIA VARIABLE PORTFOLIO – DIVIDEND OPPORTUNITY FUND

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2016

The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the year ended December 31, 2016:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Risk Exposure Category	Forward Foreign Currency Exchange Contracts ($)
Foreign exchange risk	4,380,676

The following table provides a summary of the average outstanding volume by derivative instrument for the year ended December 31, 2016:

Derivative Instrument	Average Unrealized Appreciation ($)*	Average Unrealized Depreciation ($)*
Forward foreign currency exchange contracts	1,007,684	—

*	Based on the ending quarterly outstanding amounts for the year ended December 31, 2016.

Equity-Linked Notes

The Fund may invest in equity-linked notes (ELNs). An ELN is a debt instrument, generally valued based on a quotation received from a counterparty, which is based on the value of a single equity security, basket of equity securities or an index of equity securities (each, an Underlying Equity). An ELN typically provides interest income, thereby offering a yield advantage over investing directly in an Underlying Equity. However, the holder of an ELN may have limited or no benefit from any appreciation in the Underlying Equity, but is exposed to various risks, including, without limitation, volatility, issuer and market risk. The Fund may purchase ELNs that trade on a securities exchange or those that trade on the over-the-counter markets, including securities offered and sold under Rule 144A of the Securities Act of 1933, as amended. The Fund may also purchase an ELN in a privately negotiated transaction with the issuer of the ELN (or its broker-dealer affiliate).

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted.

The Fund may place a debt security on non-accrual status and reduce related interest income when it becomes probable that the interest will not be collected and the amount of uncollectible interest can be reasonably estimated. A defaulted debt security is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured.

Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.

The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds, other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information on the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by the Fund’s management. Management’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.

Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

22	Annual Report 2016

COLUMBIA VARIABLE PORTFOLIO – DIVIDEND OPPORTUNITY FUND

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2016

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

The Fund is treated as a partnership for federal income tax purposes, and the Fund does not expect to make regular distributions. The Fund will not be subject to federal income tax, and therefore, there is no provision for federal income taxes. The partners of the Fund are subject to tax on their distributive share of the Fund’s income and loss. The components of the Fund’s net assets are reported at the partner-level for federal income tax purposes, and therefore, are not presented in the Statement of Assets and Liabilities.

Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Foreign Taxes

The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.

Guarantees and Indemnifications

Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Investment Company Reporting Modernization

In October 2016, the U.S. Securities and Exchange Commission adopted new rules and forms, and amendments to certain current rules and forms, to modernize reporting and disclosure of information by registered investment companies. The amendments to Regulation S-X will require standardized, enhanced disclosure about derivatives in investment company financial statements, and will also change the rules governing the form and content of such financial statements. The amendments to Regulation S-X take effect on August 1, 2017. At this time, management is assessing the anticipated impact of these regulatory developments.

Note 3. Fees and Other Transactions with Affiliates

Management Services Fees

Effective May 1, 2016, the Fund entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to a percentage of the Fund’s average daily net assets that declines from 0.72% to 0.52% as the Fund’s net assets increase. Prior to May 1, 2016, the Fund paid the Investment Manager an annual fee for advisory services under an Investment Management Services Agreement and a separate annual fee for administrative and accounting services under an Administrative Services Agreement. The effective management services fee rate for the year ended December 31, 2016 (reflecting all advisory and administrative services fees paid to the Investment Manager) was 0.66% of the Fund’s average daily net assets. For the period from January 1, 2016 through April 30, 2016, the investment advisory services fee paid to the Investment Manager was $3,318,587, and the administrative services fee paid to the Investment Manager was $298,754.

Annual Report 2016	23

COLUMBIA VARIABLE PORTFOLIO – DIVIDEND OPPORTUNITY FUND

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2016

Other Expenses

Other expenses are for, among other things, miscellaneous expenses of the Fund or the Board of Trustees, including payments to Board Services Corp., a company providing limited administrative services to the Fund and the Board of Trustees. That company’s expenses include boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. For the year ended December 31, 2016, other expenses paid by the Fund to this company were $939.

Compensation of Board Members

Board of Trustee members, who are not officers or employees of the Investment Manager or Ameriprise Financial, are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Plan), these Board of Trustee members may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan. All amounts payable under the Plan constitute a general unsecured obligation of the Fund.

Compensation of Chief Compliance Officer

The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund is allocated a portion of the expenses associated with the Chief Compliance Officer based on relative net assets of the Trust.

Transfer Agency Fees

The Fund has a Transfer and Dividend Disbursing Agent Agreement with Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial. The annual fee rate under this agreement is 0.06% of the Fund’s average daily net assets attributable to each share class.

Distribution Fees

The Fund has an agreement with the Distributor, an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution services. Under a Plan and Agreement of Distribution, the Fund pays a fee at an annual rate of up to 0.25% of the

Fund’s average daily net assets attributable to Class 2 shares and an annual rate of up to 0.125% of the Fund’s average daily net assets attributable to Class 3 shares. The Fund pays no distribution and service fees for Class 1 shares.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rates as a percentage of the class’ average daily net assets:

Fee Rates Contractual through April 30, 2017
Class 1	0.760%
Class 2	1.010
Class 3	0.885

Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend and interest expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.

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COLUMBIA VARIABLE PORTFOLIO – DIVIDEND OPPORTUNITY FUND

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2016

Note 4. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $1,091,289,360 and $1,185,716,700, respectively, for the year ended December 31, 2016. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.

Note 5. Affiliated Money Market Fund

The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends — affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. Effective October 1, 2016, the Affiliated MMF prices its shares with a floating net asset value (NAV) and no longer seeks to maintain a stable NAV. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.

Note 6. Line of Credit

The Fund has access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., HSBC Bank USA, N.A. and JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility agreement, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, that permits collective borrowings up to $1 billion. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations.

The Fund had no borrowings during the year ended December 31, 2016.

Note 7. Significant Risks

Shareholder Concentration Risk

At December 31, 2016, affiliated shareholders of record owned 96.5% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid or more liquid positions, resulting in Fund losses and the Fund holding a higher percentage of less liquid or illiquid securities. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.

Energy Sector Risk

The Fund may be more susceptible to the particular risks that may affect companies in the energy sector than if it were invested in a wider variety of companies in unrelated sectors. Companies in the energy sector are subject to certain risks, including legislative or regulatory changes, adverse market conditions and increased competition. Performance of such companies may be affected by factors including, among others, fluctuations in energy prices and supply and demand of energy fuels, energy conservation, the success of exploration projects, events occurring in nature and local and international politics. In addition, rising interest rates and high inflation may affect the demand for certain natural resources and, therefore, the performance of companies in the energy sector.

Note 8. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Note 9. Information Regarding Pending and Settled Legal Proceedings

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the

Annual Report 2016	25

COLUMBIA VARIABLE PORTFOLIO – DIVIDEND OPPORTUNITY FUND

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2016

subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

26	Annual Report 2016

COLUMBIA VARIABLE PORTFOLIO – DIVIDEND OPPORTUNITY FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of Columbia Funds Variable Series Trust II and the Shareholders of Columbia Variable Portfolio — Dividend Opportunity Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Variable Portfolio — Dividend Opportunity Fund (the “Fund,” a series of Columbia Funds Variable Series Trust II) as of December 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of December 31, 2016 by correspondence with the custodian and transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Minneapolis, MN

February 17, 2017

Annual Report 2016	27

COLUMBIA VARIABLE PORTFOLIO – DIVIDEND OPPORTUNITY FUND

TRUSTEES AND OFFICERS

Shareholders elect the Board that oversees the Fund’s operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, Trustees not affiliated with the Investment Manager generally may serve through the end of the calendar year in which they reach either the mandatory retirement age established by the Board or the fifteenth anniversary of the first Board meeting they attended as a member of the Board.

Independent Trustees
Name, Address, Year of Birth	Position Held With the Trust and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
George S. Batejan 901 S. Marquette Ave. Minneapolis, MN 55402 1953	Trustee since 1/17	Executive Vice President, Global Head of Technology and Operations, Janus Capital Group, Inc., 2010-2016	124	Trustee to other Columbia Funds since 2017; Advisory Board Member, University of Colorado Business School (Executive Committee, Nominating Committee and Governance Committee) since November 2015; former Chairman of the Board, NICSA (National Investment Company Services Association), 2014-2016; former Director, Intech Investment Management, 2011-2016; former Board Member, Metro Denver Chamber of Commerce, 2015-2016
Kathleen Blatz 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Trustee since 1/06 for RiverSource Funds and since 6/11 for Nations Funds	Attorney, specializing in arbitration and mediation; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees	126	Trustee to other Columbia Funds since 2006; Trustee, BlueCross BlueShield of Minnesota (Chair of the Business Development Committee) since 2009; Chair of the Robina Foundation since August 2013
Edward J. Boudreau, Jr. 901 S. Marquette Ave. Minneapolis, MN 55402 1944	Trustee since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, E.J. Boudreau & Associates (consulting) since 2000; FINRA Industry Arbitrator, 2002-present; Chairman and Chief Executive Officer, John Hancock Investments (asset management), Chairman and Interested Trustee for open-end and closed-end funds offered by John Hancock, 1989-2000; John Hancock Mutual Life Insurance Company, including Senior Vice President and Treasurer and Senior Vice President Information Technology, 1968-1988	124	Trustee to other Columbia Funds since 2005; former Trustee, Boston Museum of Science (Chair of Finance Committee), 1985- 2013; former Trustee, BofA Funds Series Trust (11 funds), 2005-2011

28	Annual Report 2016

COLUMBIA VARIABLE PORTFOLIO – DIVIDEND OPPORTUNITY FUND

TRUSTEES AND OFFICERS (continued)

Independent Trustees (continued)
Name, Address, Year of Birth	Position Held With the Trust and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
Pamela G. Carlton 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Trustee since 7/07 for RiverSource Funds and since 6/11 for Nations Funds	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, Morgan Stanley, 1982-1991	126	Trustee to other Columbia Funds since 2007; Trustee, New York Presbyterian Hospital Board (Executive Committee and Chair of Human Resources Committee) since 1996
William P. Carmichael 901 S. Marquette Ave. Minneapolis, MN 55402 1943	Trustee since 6/11 for RiverSource Funds and since 2003 for Nations Funds; Chair of the Board from 1/14-11/15	Retired; Co-founder, The Succession Fund (provides exit strategies to owners of privately held companies), 1998-2007; Adjunct Professor of Finance, Kelley School of Business, Indiana University, 1993-2007; Senior Vice President, Sara Lee Corporation, 1991-1993; Senior Vice President and Chief Financial Officer, Beatrice Foods Company, 1984-1990; Vice President, Esmark, Inc., 1973-1984; Associate, Price Waterhouse, 1968-1972	126	Trustee to other Columbia Funds since 2003; Director, The Finish Line (athletic shoes and apparel) since July 2003; Director, hhgregg since May, 2015; former Director, Cobra Electronics Corporation (electronic equipment manufacturer), 1994-August 2014; former Director, Spectrum Brands, Inc. (consumer products), 2002-2009; former Director, Simmons Company (bedding), 2004-2010; former Trustee, BofA Funds Series Trust (11 funds) 2003-2011; former Director, McMoRan Exploration Company (oil and gas exploration and development) 2010-2013; former Director, International Textile Corp., 2012-2016
Patricia M. Flynn 901 S. Marquette Ave. Minneapolis, MN 55402 1950	Trustee since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Trustee Professor of Economics and Management, Bentley University since 1976 (also teaches and conducts research on corporate governance); Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	126	Trustee to other Columbia Funds since 2004; Trustee, MA Taxpayers Foundation since 1997; Board of Governors, Innovation Institute, MA Technology Collaborative since 2010
William A. Hawkins 901 S. Marquette Ave. Minneapolis, MN 55402 1942	Chair of the Board since 11/15; Trustee since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, Overton Partners (financial consulting), since August 2010; President and Chief Executive Officer, California General Bank, N.A., January 2008-August 2010; Operation Hope, COO, 2004-2007; IndyMac Bancorp, President, CBG, 1999-2003; American General Bank, President, 1997-1999; Griffin Financial Services, CEO, 1981-1997; The Griffin Funds, CEO, 1992-1998	126	Trustee to other Columbia Funds since 2005; former Trustee, BofA Funds Series Trust (11 funds), 2005-2015

Annual Report 2016	29

COLUMBIA VARIABLE PORTFOLIO – DIVIDEND OPPORTUNITY FUND

TRUSTEES AND OFFICERS (continued)

Independent Trustees (continued)
Name, Address, Year of Birth	Position Held With the Trust and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
Catherine James Paglia 901 S. Marquette Ave. Minneapolis, MN 55402 1952	Trustee since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Director, Enterprise Asset Management, Inc. (private real estate and asset management company) since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Managing Director, Morgan Stanley, 1982-1989; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	126	Trustee to other Columbia Funds since 2004; Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012; Trustee, Carleton College (on the Investment Committee); Trustee, Carnegie Endowment for International Peace (on the Investment Committee)
Minor M. Shaw 901 S. Marquette Ave. Minneapolis, MN 55402 1947	Trustee since 6/11 for RiverSource Funds and since 2003 for Nations Funds	President, Micco LLC (private investments) since 2011; President, Micco Corp. (family investment business), 1998-2011	126	Trustee to other Columbia Funds since 2003; Director, BlueCross BlueShield of South Carolina since April 2008; Advisory Board member, Duke Energy Corp. since October 2016; Chair of the Duke Endowment; Director, National Association of Corporate Directors, Carolinas Chapter, since 2013; Chair of Greenville — Spartanburg Airport Commission; former Trustee, BofA Funds Series Trust (11 funds), 2003-2011; former Director, Piedmont Natural Gas, 2004-2016
John G. Taft 901 S. Marquette Ave. Minneapolis, MN 55402 1955	Trustee since 1/17	Chief Executive Officer, RBC Wealth Management (a division of RBC Capital Markets LLC), 2005-2016	124	Trustee to other Columbia Funds since 2017; Trustee, Andy Warhol Foundation for Visual Arts (Finance Committee) since 2014; former Director, RBC Global Asset Management — U.S., 2001-2016

30	Annual Report 2016

COLUMBIA VARIABLE PORTFOLIO – DIVIDEND OPPORTUNITY FUND

TRUSTEES AND OFFICERS (continued)

Independent Trustees (continued)
Name, Address, Year of Birth	Position Held With the Trust and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
Alison Taunton-Rigby 901 S. Marquette Ave. Minneapolis, MN 55402 1944	Trustee since 11/02 for RiverSource Funds and since 6/11 for Nations Funds	President, Chief Executive Officer and Director, RiboNovix, Inc., 2003-2010; CMT Inc., 2001-2003; Aquila Biopharmaceuticals Inc., 1996-2000; Cambridge Biotech Corporation, 1995- 1996; Mitotix Inc., 1993-1994	126	Trustee to other Columbia Funds since 2002; Director, Boston Children’s Hospital since 2002; Director, ICI Mutual Insurance Company, since 2011; Director, Blumont/IRD since 2016; Director, Mount Ida College since 2016; former Director, Abt Associates (government contractor), 2001-2016; former Director, Healthways, Inc. (health and well-being solutions), 2005-2016

Interested Trustee Not Affiliated with Investment Manager*
Name, Address, Year of Birth	Position Held With the Trusts and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
Anthony M. Santomero 901 S. Marquette Ave. Minneapolis, MN 55402 1946	Trustee since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008; President, Federal Reserve Bank of Philadelphia, 2000- 2006; Professor of Finance, The Wharton School, University of Pennsylvania, 1972-2002	124	Trustee to other Columbia Funds since 2008; Trustee, Penn Mutual Life Insurance Company since March 2008; Director, Renaissance Reinsurance Ltd. since May 2008; Director, Citigroup Inc. since 2009; Director, Citibank, N.A. since 2009; former Trustee, BofA Funds Series Trust (11 funds), 2008-2011

*	Dr. Santomero is not an affiliated person of the Investment Manager or Ameriprise Financial. However, he is currently deemed by the Funds to be an “interested person” (as defined in the 1940 Act) of the Funds because he serves as a Director of Citigroup Inc. and Citibank, N.A., companies that may directly or through subsidiaries and affiliates engage from time-to-time in brokerage execution, principal transactions and lending relationships with the Funds or accounts advised/managed by the Investment Manager.

Annual Report 2016	31

COLUMBIA VARIABLE PORTFOLIO – DIVIDEND OPPORTUNITY FUND

TRUSTEES AND OFFICERS (continued)

Interested Trustee Affiliated with Investment Manager*
Name, Address, Year of Birth	Position Held With the Trusts and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
William F. Truscott c/o Columbia Management Investment Advisers, LLC, 225 Franklin St. Boston, MA 02110 1960	Trustee since 11/01 for RiverSource Funds and since 6/11 for Nations Funds; Senior Vice President since 2002 for RiverSource Funds and since 5/10 for Nations Funds	Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010-September 2012); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006-August 2012.	185	Trustee to other Columbia Funds since 2001; Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010; Director, Columbia Management Investment Distributors, Inc. since May 2010; Former Director, Ameriprise Certificate Company, 2006-January 2013

*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.

The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611 or contacting your financial intermediary.

32	Annual Report 2016

COLUMBIA VARIABLE PORTFOLIO – DIVIDEND OPPORTUNITY FUND

TRUSTEES AND OFFICERS (continued)

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Truscott, who is Senior Vice President, the Fund’s other officers are:

Fund Officers
Name, Address and Year of Birth	Position and Year First Appointed to Position for any Fund in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) During Past Five Years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously, Vice President and Chief Counsel January 2010-December 2014); officer of Columbia Funds and affiliated funds since 2007.
Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Treasurer (2011), Chief Financial Officer (2009) and Chief Accounting Officer (2015)	Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; senior officer of Columbia Funds and affiliated funds since 2002.
Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Senior Vice President (2011), Chief Legal Officer (2015) and Assistant Secretary (2008)	Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since January 2017 (previously Vice President and Lead Chief Counsel, November 2008-January 2017 and January 2013-January 2017, respectively, and Chief Counsel, January 2010-January 2013); Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since May 2010.
Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010.
Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)	Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Executive Vice President and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since July 2013 (previously Director and Global Chief Investment Officer, 2010-2013).
Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010.
Amy Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Vice President (2006)	Managing Director and Global Head of Operations, Columbia Management Investment Advisers, LLC since April 2016 (previously Managing Director and Chief Operating Officer, 2010-2016).
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Vice President and Secretary (2015)	Vice President and Group Counsel, Ameriprise Financial, Inc. since August 2011; officer of Columbia Funds and affiliated funds since 2005.

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IMPORTANT INFORMATION ABOUT THIS REPORT

The policy of the Board is to vote the proxies of the companies in which each fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how each fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting investor.columbiathreadneedleus.com, or searching the website of the SEC at sec.gov.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund’s Form N-Q is available on the SEC’s website at sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. Each fund’s complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.

Annual Report 2016	37

Columbia Variable Portfolio – Dividend Opportunity Fund

P.O. Box 8081

Boston, MA 02266-8081

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For fund and other investment product prospectuses, which contains this and other important information, contact your financial advisor or insurance representative. Please read the prospectus carefully before you invest. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved. Columbia Management Investment Distributors, Inc., 225 Franklin Street, Boston, MA 02110-2804

© 2017 Columbia Management Investment Advisers, LLC.

S-6468 AN (2/17)

ANNUAL REPORT

December 31, 2016

COLUMBIA VARIABLE PORTFOLIO – LARGE CAP GROWTH FUND

Please remember that you may not buy (nor will you own) shares of the Fund directly. The Fund is available through variable annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies as well as qualified pension and retirement plans. Please contact your financial advisor or insurance representative for more information.

COLUMBIA VARIABLE PORTFOLIO – LARGE CAP GROWTH FUND

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.

Annual Report 2016

COLUMBIA VARIABLE PORTFOLIO – LARGE CAP GROWTH FUND

PERFORMANCE OVERVIEW

Performance Summary

∎	Columbia Variable Portfolio — Large Cap Growth Fund (the Fund) Class 3 shares returned 1.17% for the 12-month period that ended December 31, 2016.

∎	The Fund underperformed its benchmark, the Russell 1000 Growth Index, which returned 7.08% for the same time period.

∎	Stock selection in the health care sector was the biggest drag on performance.

Average Annual Total Returns (%) (for period ended December 31, 2016)
	Inception	1 Year	5 Years	10 Years
Class 1*	05/03/10	1.24	14.63	5.85
Class 2*	05/03/10	1.02	14.34	5.61
Class 3	09/15/99	1.17	14.50	5.78
Russell 1000 Growth Index		7.08	14.50	8.33

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your financial advisor or insurance representative.

Performance results reflect the effect of any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.

*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit investor.columbiathreadneedleus.com/investment-products/variable-products/appended-performance for more information.

The Russell 1000 Growth Index, an unmanaged index, measures the performance of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.

2	Annual Report 2016

COLUMBIA VARIABLE PORTFOLIO – LARGE CAP GROWTH FUND

PERFORMANCE OVERVIEW (continued)

Performance of a Hypothetical $10,000 Investment (January 1, 2007 — December 31, 2016)

The chart above shows the change in value of a hypothetical $10,000 investment in Class 3 shares of Columbia Variable Portfolio — Large Cap Growth Fund during the stated time period, and does not reflect the deduction of taxes, if any, that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The returns also do not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan, if any.

Annual Report 2016	3

COLUMBIA VARIABLE PORTFOLIO – LARGE CAP GROWTH FUND

MANAGER DISCUSSION OF FUND PERFORMANCE

At December 31, 2016, approximately 73.6% of the Fund’s shares were owned in the aggregate by affiliated funds-of-funds managed by Columbia Management Investment Advisers, LLC (the Investment Manager). As a result of asset allocation decisions by the Investment Manager, it is possible that the Fund may experience relatively large purchases or redemptions from affiliated funds-of-funds. The Investment Manager seeks to minimize the impact of these transactions by structuring them over a reasonable period of time. The Fund may experience increased expenses as it buys and sells securities as a result of purchases or redemptions by affiliated funds-of-funds.

For the 12-month period that ended December 31, 2016, the Fund’s Class 3 shares returned 1.17%. The Fund underperformed its benchmark, the Russell 1000 Growth Index, which returned 7.08% over the same time period. Stock selection in the health care sector was the biggest drag on performance. Disappointments in information technology and industrials also hampered results relative to the Fund’s benchmark. The Fund’s solid returns from financials helped offset some of the shortfall relative to the benchmark.

U.S. Markets Logged Solid Gains

Global events, political uncertainty and mixed economic data were enough to keep investors off balance in 2016 as financial markets moved sharply in reaction to each significant change on the world stage. Early in the year concerns about China and oil rattled the equity markets and drove stock prices down in February. After a swift rebound, the stock market swooned again in the early summer in reaction to the U.K. vote to exit the European Union. U.S. Treasury yields also plummeted. Once again, the markets rebounded, but investors again retreated in reaction to mixed economic data and political uncertainty. However, the end of a contentious presidential contest eliminated a key element of uncertainty, and economic data turned almost unanimously positive. Steady job growth drove unemployment down to 4.6%. Corporate earnings growth picked up. Manufacturing activity accelerated, and the price of oil stabilized.

In December 2016, the Federal Reserve (the Fed) raised the target range of its benchmark interest rate by a quarter of a point, its first such move in a year. The Fed’s action had been widely anticipated and had little or no impact on the financial markets when it occurred. The Fed indicated that it would continue to monitor inflation and the job market in considering future rate hikes.

Against this backdrop, the S&P 500 Index, a broad measure of U.S. stock market performance, rose 11.96%. Small and mid-cap stocks outperformed large-cap stocks, and value outperformed growth by an especially large margin. As interest rates rose during the period, energy and interest-rate sensitive financials were the strongest performing equity sectors. Foreign stock markets lagged the U. S. markets. The MSCI EAFE Index, a broad measure of performance in developed markets outside the United States, rose just 1.00% for the year. Rising interest rates kept a lid on bond prices. The Bloomberg Barclays U.S. Aggregate Bond Index, a broad measure of the performance of investment-grade bonds, returned 2.65% for the year.

Portfolio Management

John Wilson, CFA

Peter Deininger, CFA, CAIA

Tchintcia Barros, CFA

Top Ten Holdings (%) (at December 31, 2016)
Microsoft Corp.	4.6
Apple, Inc.	4.1
Amazon.com, Inc.	4.0
Facebook, Inc., Class A	3.7
Comcast Corp., Class A	3.2
Alphabet, Inc., Class A	3.2
Visa, Inc., Class A	3.1
Alphabet, Inc., Class C	2.6
PepsiCo, Inc.	2.5
Biogen, Inc.	2.1

Percentages indicated are based upon total investments (excluding Money Market Funds).

For further detail about these holdings, please refer to the section entitled “Portfolio of Investments.”

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

Portfolio Breakdown (%) (at December 31, 2016)
Common Stocks	99.7
Money Market Funds	0.3
Total	100.0

Percentages indicated are based upon total investments. The Fund’s portfolio composition is subject to change.

Equity Sector Breakdown (%) (at December 31, 2016)
Consumer Discretionary	18.5
Consumer Staples	7.4
Energy	1.6
Financials	4.7
Health Care	16.6
Industrials	10.6
Information Technology	36.2
Materials	1.7
Real Estate	2.7
Total	100.0

Percentages indicated are based upon total equity investments. The Fund’s portfolio composition is subject to change.

4	Annual Report 2016

COLUMBIA VARIABLE PORTFOLIO – LARGE CAP GROWTH FUND

MANAGER DISCUSSION OF FUND PERFORMANCE (continued)

Contributors and Detractors

Financial holdings were the best performers for the Fund for the year. Good stock selection, a significant overweight in the sector and overweights in key individual holdings aided results against the benchmark, as financials were one of the best-performing sectors in the benchmark. Sizeable positions in Goldman Sachs, Bank of New York Mellon and BlackRock produced solid gains for the Fund. All three benefited from rising interest rates and prospects for less restrictive regulations under a new administration.

Health care accounted for more than half of the Fund’s shortfall relative to the benchmark. An overweight in biotechnology, which generated solid gains in 2015, weighed on performance in 2016. Adverse results from clinical trials hurt Vertex, Alexion, Biogen and Alkermes. The Fund was overweight relative to the benchmark in all four. Overweights in Edwards Lifesciences, Zimmer Biomet and Medtronic detracted from relative performance in the health service equipment industry. After outperforming for much of the year, all three fell short of expectations in the third quarter and investors took profits. We trimmed exposure to Medtronic during the period.

Disappointing results from information technology and industrials stocks also hampered performance. Overweights in Red Hat, ServiceNow, Tableau Software and LinkedIn in the software segment generated greater losses for the Fund than for the benchmark. We sold Tableau and LinkedIn. Information technology also accounted for one of the Fund’s biggest gainers. An overweight in NVIDIA in the semiconductors segment generated a material gain as revenues and earnings exceeded expectations. NVIDIA makes semiconductor chips for emerging growth applications, such as data centers, artificial intelligence, car automation and virtual reality.

In the industrials sector, the Fund had no exposure to Union Pacific Railroad, which enjoyed a double-digit gain for the year. A position in Kansas City Southern, which is not in the benchmark, was a drag on performance. The company faces uncertainty because of its exposure to Mexico and concerns about the growth of that business under the new administration.

At Period’s End

We believe our research and investment process is well suited to identify those companies that have the greatest potential to outperform in an environment that is less accommodative to stocks, in general, with significantly higher valuations, and possibly more volatile in the face of higher interest rates.

Annual Report 2016	5

COLUMBIA VARIABLE PORTFOLIO – LARGE CAP GROWTH FUND

UNDERSTANDING YOUR FUND’S EXPENSES

(Unaudited)

As an investor, you incur ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

The information below does not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy (collectively, Contracts) or qualified pension and retirement plan (Qualified Plan), if any. The total fees and expenses you bear may therefore be higher than those shown below.

Analyzing Your Fund’s Expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare With Other Funds” below for details on how to use the hypothetical data.

Compare With Other Funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as redemption or exchange fees, or expenses that apply to the subaccount or the Contract. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If the fees and expenses imposed under your Contract or Qualified Plan, if any, were included, your costs would be higher.

July 1, 2016 – December 31, 2016

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)		Expenses Paid During the Period ($)		Fund’s Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class 1	1,000.00	1,000.00	1,051.40	1,021.20	3.90	3.84	0.76
Class 2	1,000.00	1,000.00	1,049.80	1,019.95	5.18	5.10	1.01
Class 3	1,000.00	1,000.00	1,051.80	1,020.60	4.51	4.45	0.88

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 366.

Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.

Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.

6	Annual Report 2016

COLUMBIA VARIABLE PORTFOLIO – LARGE CAP GROWTH FUND

PORTFOLIO OF INVESTMENTS

December 31, 2016

(Percentages represent value of investments compared to net assets)

Common Stocks 99.4%
Issuer	Shares	Value ($)
CONSUMER DISCRETIONARY 18.4%
Hotels, Restaurants & Leisure 2.3%

Norwegian Cruise Line Holdings Ltd.(a)	285,061	12,123,644

Yum China Holdings, Inc.(a)	278,339	7,270,215

Yum! Brands, Inc.	278,339	17,627,209

Total		37,021,068

Household Durables 1.9%

Mohawk Industries, Inc.(a)	32,699	6,529,336

Newell Brands, Inc.	520,568	23,243,361

Total		29,772,697

Internet & Direct Marketing Retail 6.9%

Amazon.com, Inc.(a)	83,471	62,592,399

Ctrip.com International Ltd., ADR(a)	299,750	11,990,000

Expedia, Inc.	94,624	10,719,007

Priceline Group, Inc. (The)(a)	15,908	23,322,082

Total		108,623,488

Media 4.5%

Comcast Corp., Class A	724,463	50,024,170

DISH Network Corp., Class A(a)	377,664	21,878,076

Total		71,902,246

Multiline Retail 1.1%

Dollar General Corp.	232,034	17,186,758

Specialty Retail 1.7%

TJX Companies, Inc. (The)	351,753	26,427,203

Total Consumer Discretionary		290,933,460

CONSUMER STAPLES 7.4%
Beverages 4.2%

Constellation Brands, Inc., Class A	87,252	13,376,604

Molson Coors Brewing Co., Class B	148,708	14,470,776

PepsiCo, Inc.	375,443	39,282,601

Total		67,129,981

Food & Staples Retailing 1.6%

SYSCO Corp.	455,464	25,219,042

Tobacco 1.6%

Philip Morris International, Inc.	273,007	24,977,410

Total Consumer Staples		117,326,433

ENERGY 1.5%
Oil, Gas & Consumable Fuels 1.5%

Cimarex Energy Co.	69,386	9,429,557

Hess Corp.	241,331	15,032,508

Total		24,462,065

Total Energy		24,462,065

Common Stocks (continued)
Issuer	Shares	Value ($)
FINANCIALS 4.7%
Capital Markets 4.7%

Bank of New York Mellon Corp. (The)	575,861	27,284,294

BlackRock, Inc.	39,915	15,189,254

Goldman Sachs Group, Inc. (The)	130,920	31,348,794

Total		73,822,342

Total Financials		73,822,342

HEALTH CARE 16.5%
Biotechnology 8.9%

AbbVie, Inc.	420,838	26,352,876

Alexion Pharmaceuticals, Inc.(a)	168,362	20,599,091

Biogen, Inc.(a)	114,350	32,427,373

BioMarin Pharmaceutical, Inc.(a)	138,805	11,498,606

Celgene Corp.(a)	210,753	24,394,660

Incyte Corp.(a)	122,664	12,299,519

Vertex Pharmaceuticals, Inc.(a)	176,805	13,025,224

Total		140,597,349

Health Care Equipment & Supplies 4.0%

Edwards Lifesciences Corp.(a)	249,483	23,376,557

Medtronic PLC	235,297	16,760,205

Zimmer Biomet Holdings, Inc.	217,408	22,436,506

Total		62,573,268

Health Care Providers & Services 1.2%

Aetna, Inc.	156,667	19,428,275

Life Sciences Tools & Services 1.3%

Thermo Fisher Scientific, Inc.	145,140	20,479,254

Pharmaceuticals 1.1%

Bristol-Myers Squibb Co.	308,677	18,039,084

Total Health Care		261,117,230

INDUSTRIALS 10.5%
Aerospace & Defense 1.0%

L-3 Communications Holdings, Inc.	105,363	16,026,766

Air Freight & Logistics 2.0%

FedEx Corp.	168,096	31,299,475

Airlines 1.5%

Alaska Air Group, Inc.	269,966	23,954,083

Electrical Equipment 0.5%

Sensata Technologies Holding NV(a)	223,250	8,695,588

Machinery 3.2%

Ingersoll-Rand PLC	276,099	20,718,469

Stanley Black & Decker, Inc.	164,188	18,830,722

Xylem, Inc.	236,587	11,715,788

Total		51,264,979

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016	7

COLUMBIA VARIABLE PORTFOLIO – LARGE CAP GROWTH FUND

PORTFOLIO OF INVESTMENTS (continued)

December 31, 2016

Common Stocks (continued)
Issuer	Shares	Value ($)
Professional Services 0.9%

Nielsen Holdings PLC	336,266	14,106,359

Road & Rail 1.4%

Kansas City Southern	255,452	21,675,102

Total Industrials		167,022,352

INFORMATION TECHNOLOGY 36.0%
Internet Software & Services 10.6%

Alibaba Group Holding Ltd., ADR(a)	216,478	19,008,933

Alphabet, Inc., Class A(a)	62,765	49,738,124

Alphabet, Inc., Class C(a)	53,381	41,200,524

Facebook, Inc., Class A(a)	511,401	58,836,685

Total		168,784,266

IT Services 4.4%

Leidos Holdings, Inc.	411,892	21,064,157

Visa, Inc., Class A	620,719	48,428,496

Total		69,492,653

Semiconductors & Semiconductor Equipment 7.0%

Broadcom Ltd.	155,788	27,538,645

Lam Research Corp.	175,169	18,520,619

Micron Technology, Inc.(a)	634,777	13,914,312

NVIDIA Corp.	265,484	28,337,762

NXP Semiconductors NV(a)	113,804	11,153,930

ON Semiconductor Corp.(a)	854,353	10,901,544

Total		110,366,812

Software 9.9%

Electronic Arts, Inc.(a)	403,950	31,815,102

Microsoft Corp.	1,158,321	71,978,067

Red Hat, Inc.(a)	260,815	18,178,805

Salesforce.com, Inc.(a)	245,519	16,808,231

ServiceNow, Inc.(a)	241,197	17,930,585

Total		156,710,790

Common Stocks (continued)
Issuer	Shares	Value ($)
Technology Hardware, Storage & Peripherals 4.1%

Apple, Inc.	560,992	64,974,093

Total Information Technology		570,328,614

MATERIALS 1.7%
Chemicals 1.7%

Eastman Chemical Co.	350,195	26,338,166

Total Materials		26,338,166

REAL ESTATE 2.7%
Equity Real Estate Investment Trusts (REITs) 2.7%

American Tower Corp.	208,251	22,007,966

Equinix, Inc.	23,053	8,239,373

Simon Property Group, Inc.	69,692	12,382,177

Total		42,629,516

Total Real Estate		42,629,516

Total Common Stocks
(Cost: $1,387,219,141)		1,573,980,178

Money Market Funds 0.3%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.594%(b)(c)	4,354,022	4,354,022

Total Money Market Funds
(Cost: $4,354,022)		4,354,022

Total Investments
(Cost: $1,391,573,163)		1,578,334,200

Other Assets & Liabilities, Net		5,263,297

Net Assets		1,583,597,497

Notes to Portfolio of Investments

(a)	Non-income producing investment.

(b)	The rate shown is the seven-day current annualized yield at December 31, 2016.

(c)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended December 31, 2016 are as follows:

Issuer	Beginning Cost ($)	Received in Reorganization ($)	Purchase Cost ($)	Proceeds From Sales ($)	Realized Gain (Loss) ($)	Ending Cost ($)	Dividends — Affiliated Issuers ($)	Value ($)
Columbia Short-Term Cash Fund	31,939,717	3,485,049	346,099,503	(377,170,375)	128	4,354,022	64,834	4,354,022

Abbreviation Legend

ADR	American Depositary Receipt

The accompanying Notes to Financial Statements are an integral part of this statement.

8	Annual Report 2016

COLUMBIA VARIABLE PORTFOLIO – LARGE CAP GROWTH FUND

PORTFOLIO OF INVESTMENTS (continued)

December 31, 2016

Fair Value Measurements

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

∎

Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

∎	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

∎	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Certain investments that have been measured at fair value using the net asset value (NAV) per share (or its equivalent) are not categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to reconcile the fair value hierarchy to the amounts presented in the Portfolio of Investments. The Columbia Short-Term Cash Fund seeks to provide shareholders with maximum current income consistent with liquidity and stability of principal. Columbia Short-Term Cash Fund prices its shares with a floating NAV and no longer seeks to maintain a stable NAV.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016	9

COLUMBIA VARIABLE PORTFOLIO – LARGE CAP GROWTH FUND

PORTFOLIO OF INVESTMENTS (continued)

December 31, 2016

Fair Value Measurements (continued)

The following table is a summary of the inputs used to value the Fund’s investments at December 31, 2016:

	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Investments

Common Stocks

Consumer Discretionary	290,933,460	—	—	290,933,460

Consumer Staples	117,326,433	—	—	117,326,433

Energy	24,462,065	—	—	24,462,065

Financials	73,822,342	—	—	73,822,342

Health Care	261,117,230	—	—	261,117,230

Industrials	167,022,352	—	—	167,022,352

Information Technology	570,328,614	—	—	570,328,614

Materials	26,338,166	—	—	26,338,166

Real Estate	42,629,516	—	—	42,629,516

Total Common Stocks	1,573,980,178	—	—	1,573,980,178

Investments measured at net asset value

Money Market Funds	—	—	—	4,354,022

Total Investments	1,573,980,178	—	—	1,578,334,200

See the Portfolio of Investments for all investment classifications not indicated in the table.

There were no transfers of financial assets between levels during the period.

The accompanying Notes to Financial Statements are an integral part of this statement.

10	Annual Report 2016

COLUMBIA VARIABLE PORTFOLIO – LARGE CAP GROWTH FUND

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2016

Assets

Investments, at value

Unaffiliated issuers (identified cost $1,387,219,141)	$1,573,980,178

Affiliated issuers (identified cost $4,354,022)	4,354,022

Total investments (identified cost $1,391,573,163)	1,578,334,200

Receivable for:

Investments sold	6,720,767

Capital shares sold	344,650

Dividends	1,515,872

Foreign tax reclaims	42,323

Expense reimbursement due from Investment Manager	40,937

Prepaid expenses	4,636

Trustees’ deferred compensation plan	10,728

Total assets	1,587,014,113

Liabilities

Due to custodian	22,088

Payable for:

Capital shares purchased	2,031,004

Management services fees	939,887

Distribution and/or service fees	44,189

Transfer agent fees	79,056

Compensation of board members	227,957

Chief compliance officer expenses	317

Other expenses	61,390

Trustees’ deferred compensation plan	10,728

Total liabilities	3,416,616

Net assets applicable to outstanding capital stock	$1,583,597,497

Represented by

Trust capital	$1,583,597,497

Total — representing net assets applicable to outstanding capital stock	$1,583,597,497

Class 1

Net assets	$1,267,015,979

Shares outstanding	96,851,686

Net asset value per share	$13.08

Class 2

Net assets	$108,824,446

Shares outstanding	8,459,330

Net asset value per share	$12.86

Class 3

Net assets	$207,757,072

Shares outstanding	15,998,801

Net asset value per share	$12.99

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016	11

COLUMBIA VARIABLE PORTFOLIO – LARGE CAP GROWTH FUND

STATEMENT OF OPERATIONS

Year Ended December 31, 2016

Net investment income

Income:

Dividends — unaffiliated issuers	$20,496,186

Dividends — affiliated issuers	64,834

Foreign taxes withheld	(96,251)

Total income	20,464,769

Expenses:

Management services fees	10,199,525

Distribution and/or service fees

Class 2	210,613

Class 3	279,875

Transfer agent fees

Class 1	662,104

Class 2	50,546

Class 3	134,337

Compensation of board members	46,625

Custodian fees	20,130

Printing and postage fees	74,305

Audit fees	34,867

Legal fees	19,265

Chief compliance officer expenses	317

Other	29,991

Total expenses	11,762,500

Fees waived or expenses reimbursed by Investment Manager and its affiliates	(419,957)

Total net expenses	11,342,543

Net investment income	9,122,226

Realized and unrealized gain (loss) — net

Net realized gain (loss) on:

Investments — unaffiliated issuers	31,433,302

Investments — affiliated issuers	128

Foreign currency translations	(2,022)

Net realized gain	31,431,408

Net change in unrealized appreciation (depreciation) on:

Investments — unaffiliated issuers	(22,115,167)

Foreign currency translations	63

Net change in unrealized depreciation	(22,115,104)

Net realized and unrealized gain	9,316,304

Net increase in net assets resulting from operations	$18,438,530

The accompanying Notes to Financial Statements are an integral part of this statement.

12	Annual Report 2016

COLUMBIA VARIABLE PORTFOLIO – LARGE CAP GROWTH FUND

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2016	Year Ended December 31, 2015
Operations

Net investment income	$9,122,226	$2,873,380

Net realized gain	31,431,408	111,964,118

Net change in unrealized depreciation	(22,115,104)	(311,012)

Net increase in net assets resulting from operations	18,438,530	114,526,486

Increase in net assets from capital stock activity	81,610,395	119,520,599

Total increase in net assets	100,048,925	234,047,085

Net assets at beginning of year	1,483,548,572	1,249,501,487

Net assets at end of year	$1,583,597,497	$1,483,548,572

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016	13

COLUMBIA VARIABLE PORTFOLIO – LARGE CAP GROWTH FUND

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Year Ended December 31, 2016		Year Ended December 31, 2015
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity

Class 1 shares

Subscriptions	26,167,096	336,573,173	23,533,640	300,961,060

Fund reorganization	4,645,056	57,523,365	—	—

Redemptions	(26,728,357)	(337,881,144)	(15,523,048)	(198,375,377)

Net increase	4,083,795	56,215,394	8,010,592	102,585,683

Class 2 shares

Subscriptions	784,093	9,737,704	1,153,285	14,395,625

Fund reorganization	6,530,458	79,626,792	—	—

Redemptions	(1,433,762)	(17,979,246)	(180,227)	(2,247,147)

Net increase	5,880,789	71,385,250	973,058	12,148,478

Class 3 shares

Subscriptions	77,261	916,850	1,268,968	16,068,838

Redemptions	(3,723,796)	(46,907,099)	(905,367)	(11,282,400)

Net increase (decrease)	(3,646,535)	(45,990,249)	363,601	4,786,438

Total net increase	6,318,049	81,610,395	9,347,251	119,520,599

The accompanying Notes to Financial Statements are an integral part of this statement.

14	Annual Report 2016

COLUMBIA VARIABLE PORTFOLIO – LARGE CAP GROWTH FUND

FINANCIAL HIGHLIGHTS

The following tables are intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect any fees and expenses imposed under your Contract and/or Qualified Plan, as applicable; such fees and expenses would reduce the total returns for all periods shown. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

	Year Ended December 31,
Class 1	2016	2015	2014	2013	2012
Per share data
Net asset value, beginning of period	$12.92	$11.84	$10.37	$7.95	$6.61

Income from investment operations:

Net investment income	0.09	0.03	0.06	0.05	0.05

Net realized and unrealized gain	0.07	1.05	1.41	2.37	1.29

Total from investment operations	0.16	1.08	1.47	2.42	1.34

Net asset value, end of period	$13.08	$12.92	$11.84	$10.37	$7.95

Total return	1.24%	9.12%	14.18%	30.44%	20.27%

Ratios to average net assets(a)

Total gross expenses	0.80%	0.80%	0.80%	0.81%	0.88%

Total net expenses(b)	0.77%	0.79%	0.79%	0.79%	0.78%

Net investment income	0.69%	0.23%	0.59%	0.55%	0.64%

Supplemental data

Net assets, end of period (in thousands)	$1,267,016	$1,198,464	$1,003,539	$1,166,312	$46,512

Portfolio turnover	54%	56%	71%	93%	102%

Notes to Financial Highlights

(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016	15

COLUMBIA VARIABLE PORTFOLIO – LARGE CAP GROWTH FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended December 31,
Class 2	2016	2015		2014	2013	2012
Per share data
Net asset value, beginning of period	$12.73	$11.70		$10.27	$7.90	$6.58

Income from investment operations:

Net investment income	0.04	(0.00	)(a)	0.04	0.03	0.03

Net realized and unrealized gain	0.09	1.03		1.39	2.34	1.29

Total from investment operations	0.13	1.03		1.43	2.37	1.32

Net asset value, end of period	$12.86	$12.73		$11.70	$10.27	$7.90

Total return	1.02%	8.80%		13.92%	30.00%	20.06%

Ratios to average net assets(b)

Total gross expenses	1.05%	1.05%		1.05%	1.06%	1.13%

Total net expenses(c)	1.01%	1.04%		1.04%	1.04%	1.03%

Net investment income (loss)	0.35%	(0.02%)		0.36%	0.28%	0.43%

Supplemental data

Net assets, end of period (in thousands)	$108,824	$32,835		$18,783	$14,196	$9,741

Portfolio turnover	54%	56%		71%	93%	102%

Notes to Financial Highlights

(a)	Rounds to zero.

(b)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(c)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

16	Annual Report 2016

COLUMBIA VARIABLE PORTFOLIO – LARGE CAP GROWTH FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended December 31,
Class 3	2016	2015	2014	2013	2012
Per share data
Net asset value, beginning of period	$12.84	$11.78	$10.33	$7.93	$6.60

Income from investment operations:

Net investment income	0.07	0.01	0.05	0.04	0.04

Net realized and unrealized gain	0.08	1.05	1.40	2.36	1.29

Total from investment operations	0.15	1.06	1.45	2.40	1.33

Net asset value, end of period	$12.99	$12.84	$11.78	$10.33	$7.93

Total return	1.17%	9.00%	14.04%	30.26%	20.15%

Ratios to average net assets(a)

Total gross expenses	0.92%	0.92%	0.93%	0.94%	1.00%

Total net expenses(b)	0.89%	0.92%	0.91%	0.92%	0.91%

Net investment income	0.55%	0.10%	0.47%	0.40%	0.52%

Supplemental data

Net assets, end of period (in thousands)	$207,757	$252,250	$227,180	$224,919	$194,870

Portfolio turnover	54%	56%	71%	93%	102%

Notes to Financial Highlights

(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016	17

COLUMBIA VARIABLE PORTFOLIO – LARGE CAP GROWTH FUND

NOTES TO FINANCIAL STATEMENTS

December 31, 2016

Note 1. Organization

Columbia Variable Portfolio — Large Cap Growth Fund (the Fund), a series of Columbia Funds Variable Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund offers Class 1, Class 2 and Class 3 shares to separate accounts funding variable annuity contracts and variable life insurance policies (collectively, Contracts) issued by affiliated and unaffiliated life insurance companies as well as qualified pension and retirement plans (Qualified Plans) and other qualified institutional investors (Qualified Investors) authorized by Columbia Management Investment Distributors, Inc. (the Distributor). You may not buy (nor will you own) shares of the Fund directly. You may invest by participating in a Qualified Plan or by buying a Contract and making allocations to the Fund. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own cost structure and other features.

Note 2. Summary of Significant Accounting Policies

Basis of Preparation

The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services — Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation

All equity securities are valued at the close of business of the New York Stock Exchange. Equity securities are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.

Foreign equity securities are valued based on the closing price on the foreign exchange in which such securities are primarily traded. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. In those situations, foreign securities will be fair valued pursuant to a policy adopted by the Board of Trustees, including, if available, utilizing a third party pricing service to determine these fair values. The third party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the New York Stock Exchange. The fair value of a security is likely to be different from the quoted or published price, if available.

Investments in open-end investment companies, including money market funds, are valued at their latest net asset value.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or

18	Annual Report 2016

COLUMBIA VARIABLE PORTFOLIO – LARGE CAP GROWTH FUND

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2016

class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security.

The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.

GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.

Foreign Currency Transactions and Translations

The values of all assets and liabilities denominated in foreign currencies are generally translated into U.S. dollars at exchange rates determined at the close of regular trading on the New York Stock Exchange. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.

The Fund may receive distributions from holdings in equity securities, business development companies

(BDCs), exchange-traded funds, other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information on the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by the Fund’s management. Management’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.

Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

The Fund is treated as a partnership for federal income tax purposes, and the Fund does not expect to make regular distributions. The Fund will not be subject to federal income tax, and therefore, there is no provision for federal income taxes. The partners of the Fund are subject to tax on their distributive share of the Fund’s income and loss. The components of the Fund’s net assets are reported at the partner-level for federal

Annual Report 2016	19

COLUMBIA VARIABLE PORTFOLIO – LARGE CAP GROWTH FUND

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2016

income tax purposes, and therefore, are not presented in the Statement of Assets and Liabilities.

Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Foreign Taxes

The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.

Guarantees and Indemnifications

Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Investment Company Reporting Modernization

In October 2016, the U.S. Securities and Exchange Commission adopted new rules and forms, and amendments to certain current rules and forms, to modernize reporting and disclosure of information by registered investment companies. The amendments to Regulation S-X will require standardized, enhanced disclosure about derivatives in investment company financial statements, and will also change the rules governing the form and content of such financial statements. The amendments to Regulation S-X take effect on August 1, 2017. At this time, management is assessing the anticipated impact of these regulatory developments.

Note 3. Fees and Other Transactions with Affiliates

Management Services Fees

Effective May 1, 2016, the Fund entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to a percentage of the Fund’s average daily net assets that declines from 0.77% to 0.57% as the Fund’s net assets increase. Prior to May 1, 2016, the Fund paid the Investment Manager an annual fee for advisory services under an Investment Management Services Agreement and a separate annual fee for administrative and accounting services under an Administrative Services Agreement. The effective management services fee rate for the year ended December 31, 2016 (reflecting all advisory and administrative services fees paid to the Investment Manager) was 0.72% of the Fund’s average daily net assets. For the period from January 1, 2016 through April 30, 2016, the investment advisory services fee paid to the Investment Manager was $2,964,994, and the administrative services fee paid to the Investment Manager was $245,849.

Other Expenses

Other expenses are for, among other things, miscellaneous expenses of the Fund or the Board of Trustees, including payments to Board Services Corp., a company providing limited administrative services to the Fund and the Board of Trustees. That company’s expenses include boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. For the year ended December 31, 2016, other expenses paid by the Fund to this company were $858.

Compensation of Board Members

Board of Trustee members, who are not officers or employees of the Investment Manager or Ameriprise

20	Annual Report 2016

COLUMBIA VARIABLE PORTFOLIO – LARGE CAP GROWTH FUND

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2016

Financial, are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Plan), these Board of Trustee members may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan. All amounts payable under the Plan constitute a general unsecured obligation of the Fund.

Compensation of Chief Compliance Officer

The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund is allocated a portion of the expenses associated with the Chief Compliance Officer based on relative net assets of the Trust.

Transactions with Affiliates

For the year ended December 31, 2016, the Fund engaged in purchase and/or sale transactions with affiliates and/or accounts that have a common investment manager (or affiliated investment managers), common directors/trustees, and/or common officers. Those purchase and sale transactions complied with provisions of Rule 17a-7 under the 1940 Act and were $68,941,573 and $0, respectively.

Transfer Agency Fees

The Fund has a Transfer and Dividend Disbursing Agent Agreement with Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial. The annual fee rate under this agreement is 0.06% of the Fund’s average daily net assets attributable to each share class.

Distribution Fees

The Fund has an agreement with the Distributor, an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution services. Under a Plan and Agreement of Distribution, the Fund pays a fee at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Class 2 shares and an annual rate of up to 0.125% of the Fund’s average daily net assets attributable to Class 3 shares. The Fund pays no distribution and service fees for Class 1 shares.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the periods disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rates as a percentage of the class’ average daily net assets:

	May 1, 2016 through April 30, 2017	Prior to May 1, 2016
Class 1	0.760%	0.790%
Class 2	1.010	1.040
Class 3	0.885	0.915

Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend and interest expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.

Note 4. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $761,616,686 and $781,644,285, respectively, for the year ended December 31, 2016. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.

Annual Report 2016	21

COLUMBIA VARIABLE PORTFOLIO – LARGE CAP GROWTH FUND

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2016

Transactions to realign the Fund’s portfolio following the reorganization as described in Note 7 are excluded for purposes of calculating the Fund’s portfolio turnover rate. These realignment transactions amounted to proceeds from sales of $1,403,741.

Note 5. Affiliated Money Market Fund

The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends — affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. Effective October 1, 2016, the Affiliated MMF prices its shares with a floating net asset value (NAV) and no longer seeks to maintain a stable NAV. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.

Note 6. Line of Credit

The Fund has access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., HSBC Bank USA, N.A. and JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility agreement, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, that permits collective borrowings up to $1 billion. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations.

The Fund had no borrowings during the year ended December 31, 2016.

Note 7. Fund Reorganization

At the close of business on April 29, 2016, the Fund acquired the assets and assumed the identified liabilities of Columbia Variable Portfolio — Large Cap Growth Fund II and Columbia Variable Portfolio — Large Cap Growth Fund III, both a series of Columbia Funds Variable Insurance Trust I (the acquired funds). The reorganization was completed after shareholders of the acquired funds approved a plan of reorganization on April 15, 2016. The purpose of the transaction was to combine three funds managed by the Investment Manager with comparable investment objectives and strategies.

The aggregate net assets of the Fund immediately before the reorganization were $1,362,546,316 and the combined net assets immediately after the reorganization were $1,499,696,473.

The reorganization was accomplished by a tax-free exchange of 8,190,431 shares of Columbia Variable Portfolio — Large Cap Growth Fund II valued at $85,358,898 (including $6,204,516 of unrealized appreciation) and 5,478,954 shares of Columbia Variable Portfolio — Large Cap Growth Fund III valued at $51,791,259 (including $4,253,941 of unrealized appreciation).

In exchange for the acquired funds’ shares, the Fund issued the following number of shares:

Shares
Class 1	4,645,056
Class 2	6,530,458

For financial reporting purposes, net assets received and shares issued by the Fund were recorded at fair value; however, the acquired funds’ cost of investments was carried forward.

The financial statements reflect the operations of the Fund for the period prior to the reorganization and the combined fund for the period subsequent to the reorganization. Because the combined investment portfolios have been managed as a single integrated portfolio since the reorganization was completed, it is not practicable to separate the amounts of revenue and earnings of the acquired funds that have been included in the combined Fund’s Statement of Operations since the reorganization was completed.

Assuming the reorganization had been completed on January 1, 2016, the Fund’s pro-forma net investment income, net gain on investments, net change in unrealized appreciation and net increase in net assets from operations for the year ended December 31, 2016 would have been approximately $9.3 million, $35.1 million, $(33.9) million and $10.5 million, respectively.

22	Annual Report 2016

COLUMBIA VARIABLE PORTFOLIO – LARGE CAP GROWTH FUND

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2016

Note 8. Significant Risks

Shareholder Concentration Risk

At December 31, 2016, affiliated shareholders of record owned 88.7% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid or more liquid positions, resulting in Fund losses and the Fund holding a higher percentage of less liquid or illiquid securities. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.

Technology and Technology-Related Investment Risk

The Fund may be more susceptible to the particular risks that may affect companies in the information technology sector, as well as other technology-related sectors (collectively, the technology sectors) than if it were invested in a wider variety of companies in unrelated sectors. Companies in the technology sectors are subject to certain risks, including the risk that new services, equipment or technologies will not be accepted by consumers and businesses or will become rapidly obsolete. Performance of such companies may be affected by factors including obtaining and protecting patents (or the failure to do so) and significant competitive pressures, including aggressive pricing of their products or services, new market entrants, competition for market share and short product cycles due to an accelerated rate of technological developments. Such competitive pressures may lead to limited earnings and/or falling profit margins. As a result, the value of their securities may fall or fail to rise. In addition, many technology sector companies have limited operating histories and prices of these companies’ securities historically have been more volatile than other securities, especially over the short term.

Note 9. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Note 10. Information Regarding Pending and Settled Legal Proceedings

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

Annual Report 2016	23

COLUMBIA VARIABLE PORTFOLIO – LARGE CAP GROWTH FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of Columbia Funds Variable Series Trust II and the Shareholders of

Columbia Variable Portfolio — Large Cap Growth Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Variable Portfolio — Large Cap Growth Fund (the “Fund,” a series of Columbia Funds Variable Series Trust II) as of December 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of December 31, 2016 by correspondence with the custodian and transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Minneapolis, MN

February 17, 2017

24	Annual Report 2016

COLUMBIA VARIABLE PORTFOLIO – LARGE CAP GROWTH FUND

TRUSTEES AND OFFICERS

Shareholders elect the Board that oversees the Fund’s operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, Trustees not affiliated with the Investment Manager generally may serve through the end of the calendar year in which they reach either the mandatory retirement age established by the Board or the fifteenth anniversary of the first Board meeting they attended as a member of the Board.

Independent Trustees
Name, Address, Year of Birth	Position Held With the Trust and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
George S. Batejan 901 S. Marquette Ave. Minneapolis, MN 55402 1953	Trustee since 1/17	Executive Vice President, Global Head of Technology and Operations, Janus Capital Group, Inc., 2010-2016	124	Trustee to other Columbia Funds since 2017; Advisory Board Member, University of Colorado Business School (Executive Committee, Nominating Committee and Governance Committee) since November 2015; former Chairman of the Board, NICSA (National Investment Company Services Association), 2014-2016; former Director, Intech Investment Management, 2011-2016; former Board Member, Metro Denver Chamber of Commerce, 2015-2016
Kathleen Blatz 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Trustee since 1/06 for RiverSource Funds and since 6/11 for Nations Funds	Attorney, specializing in arbitration and mediation; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees	126	Trustee to other Columbia Funds since 2006; Trustee, BlueCross BlueShield of Minnesota (Chair of the Business Development Committee) since 2009; Chair of the Robina Foundation since August 2013
Edward J. Boudreau, Jr. 901 S. Marquette Ave. Minneapolis, MN 55402 1944	Trustee since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, E.J. Boudreau & Associates (consulting) since 2000; FINRA Industry Arbitrator, 2002-present; Chairman and Chief Executive Officer, John Hancock Investments (asset management), Chairman and Interested Trustee for open-end and closed-end funds offered by John Hancock, 1989-2000; John Hancock Mutual Life Insurance Company, including Senior Vice President and Treasurer and Senior Vice President Information Technology, 1968-1988	124	Trustee to other Columbia Funds since 2005; former Trustee, Boston Museum of Science (Chair of Finance Committee), 1985- 2013; former Trustee, BofA Funds Series Trust (11 funds), 2005-2011

Annual Report 2016	25

COLUMBIA VARIABLE PORTFOLIO – LARGE CAP GROWTH FUND

TRUSTEES AND OFFICERS (continued)

Independent Trustees (continued)
Name, Address, Year of Birth	Position Held With the Trust and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
Pamela G. Carlton 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Trustee since 7/07 for RiverSource Funds and since 6/11 for Nations Funds	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, Morgan Stanley, 1982-1991	126	Trustee to other Columbia Funds since 2007; Trustee, New York Presbyterian Hospital Board (Executive Committee and Chair of Human Resources Committee) since 1996
William P. Carmichael 901 S. Marquette Ave. Minneapolis, MN 55402 1943	Trustee since 6/11 for RiverSource Funds and since 2003 for Nations Funds; Chair of the Board from 1/14-11/15	Retired; Co-founder, The Succession Fund (provides exit strategies to owners of privately held companies), 1998-2007; Adjunct Professor of Finance, Kelley School of Business, Indiana University, 1993-2007; Senior Vice President, Sara Lee Corporation, 1991-1993; Senior Vice President and Chief Financial Officer, Beatrice Foods Company, 1984-1990; Vice President, Esmark, Inc., 1973-1984; Associate, Price Waterhouse, 1968-1972	126	Trustee to other Columbia Funds since 2003; Director, The Finish Line (athletic shoes and apparel) since July 2003; Director, hhgregg since May, 2015; former Director, Cobra Electronics Corporation (electronic equipment manufacturer), 1994-August 2014; former Director, Spectrum Brands, Inc. (consumer products), 2002-2009; former Director, Simmons Company (bedding), 2004-2010; former Trustee, BofA Funds Series Trust (11 funds) 2003-2011; former Director, McMoRan Exploration Company (oil and gas exploration and development) 2010-2013; former Director, International Textile Corp., 2012-2016
Patricia M. Flynn 901 S. Marquette Ave. Minneapolis, MN 55402 1950	Trustee since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Trustee Professor of Economics and Management, Bentley University since 1976 (also teaches and conducts research on corporate governance); Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	126	Trustee to other Columbia Funds since 2004; Trustee, MA Taxpayers Foundation since 1997; Board of Governors, Innovation Institute, MA Technology Collaborative since 2010
William A. Hawkins 901 S. Marquette Ave. Minneapolis, MN 55402 1942	Chair of the Board since 11/15; Trustee since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, Overton Partners (financial consulting), since August 2010; President and Chief Executive Officer, California General Bank, N.A., January 2008-August 2010; Operation Hope, COO, 2004-2007; IndyMac Bancorp, President, CBG, 1999-2003; American General Bank, President, 1997-1999; Griffin Financial Services, CEO, 1981-1997; The Griffin Funds, CEO, 1992-1998	126	Trustee to other Columbia Funds since 2005; former Trustee, BofA Funds Series Trust (11 funds), 2005-2015

26	Annual Report 2016

COLUMBIA VARIABLE PORTFOLIO – LARGE CAP GROWTH FUND

TRUSTEES AND OFFICERS (continued)

Independent Trustees (continued)
Name, Address, Year of Birth	Position Held With the Trust and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
Catherine James Paglia 901 S. Marquette Ave. Minneapolis, MN 55402 1952	Trustee since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Director, Enterprise Asset Management, Inc. (private real estate and asset management company) since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Managing Director, Morgan Stanley, 1982-1989; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	126	Trustee to other Columbia Funds since 2004; Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012; Trustee, Carleton College (on the Investment Committee); Trustee, Carnegie Endowment for International Peace (on the Investment Committee)
Minor M. Shaw 901 S. Marquette Ave. Minneapolis, MN 55402 1947	Trustee since 6/11 for RiverSource Funds and since 2003 for Nations Funds	President, Micco LLC (private investments) since 2011; President, Micco Corp. (family investment business), 1998-2011	126	Trustee to other Columbia Funds since 2003; Director, BlueCross BlueShield of South Carolina since April 2008; Advisory Board member, Duke Energy Corp. since October 2016; Chair of the Duke Endowment; Director, National Association of Corporate Directors, Carolinas Chapter, since 2013; Chair of Greenville — Spartanburg Airport Commission; former Trustee, BofA Funds Series Trust (11 funds), 2003-2011; former Director, Piedmont Natural Gas, 2004-2016
John G. Taft 901 S. Marquette Ave. Minneapolis, MN 55402 1955	Trustee since 1/17	Chief Executive Officer, RBC Wealth Management (a division of RBC Capital Markets LLC), 2005-2016	124	Trustee to other Columbia Funds since 2017; Trustee, Andy Warhol Foundation for Visual Arts (Finance Committee) since 2014; former Director, RBC Global Asset Management — U.S., 2001-2016

Annual Report 2016	27

COLUMBIA VARIABLE PORTFOLIO – LARGE CAP GROWTH FUND

TRUSTEES AND OFFICERS (continued)

Independent Trustees (continued)
Name, Address, Year of Birth	Position Held With the Trust and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
Alison Taunton-Rigby 901 S. Marquette Ave. Minneapolis, MN 55402 1944	Trustee since 11/02 for RiverSource Funds and since 6/11 for Nations Funds	President, Chief Executive Officer and Director, RiboNovix, Inc., 2003-2010; CMT Inc., 2001-2003; Aquila Biopharmaceuticals Inc., 1996-2000; Cambridge Biotech Corporation, 1995- 1996; Mitotix Inc., 1993-1994	126	Trustee to other Columbia Funds since 2002; Director, Boston Children’s Hospital since 2002; Director, ICI Mutual Insurance Company, since 2011; Director, Blumont/IRD since 2016; Director, Mount Ida College since 2016; former Director, Abt Associates (government contractor), 2001-2016; former Director, Healthways, Inc. (health and well-being solutions), 2005-2016

Interested Trustee Not Affiliated with Investment Manager*
Name, Address, Year of Birth	Position Held With the Trusts and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
Anthony M. Santomero 901 S. Marquette Ave. Minneapolis, MN 55402 1946	Trustee since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008; President, Federal Reserve Bank of Philadelphia, 2000- 2006; Professor of Finance, The Wharton School, University of Pennsylvania, 1972-2002	124	Trustee to other Columbia Funds since 2008; Trustee, Penn Mutual Life Insurance Company since March 2008; Director, Renaissance Reinsurance Ltd. since May 2008; Director, Citigroup Inc. since 2009; Director, Citibank, N.A. since 2009; former Trustee, BofA Funds Series Trust (11 funds), 2008-2011

*	Dr. Santomero is not an affiliated person of the Investment Manager or Ameriprise Financial. However, he is currently deemed by the Funds to be an “interested person” (as defined in the 1940 Act) of the Funds because he serves as a Director of Citigroup Inc. and Citibank, N.A., companies that may directly or through subsidiaries and affiliates engage from time-to-time in brokerage execution, principal transactions and lending relationships with the Funds or accounts advised/managed by the Investment Manager.

28	Annual Report 2016

COLUMBIA VARIABLE PORTFOLIO – LARGE CAP GROWTH FUND

TRUSTEES AND OFFICERS (continued)

Interested Trustee Affiliated with Investment Manager*
Name, Address, Year of Birth	Position Held With the Trusts and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
William F. Truscott c/o Columbia Management Investment Advisers, LLC, 225 Franklin St. Boston, MA 02110 1960	Trustee since 11/01 for RiverSource Funds and since 6/11 for Nations Funds; Senior Vice President since 2002 for RiverSource Funds and since 5/10 for Nations Funds	Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010-September 2012); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006-August 2012.	185	Trustee to other Columbia Funds since 2001; Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010; Director, Columbia Management Investment Distributors, Inc. since May 2010; Former Director, Ameriprise Certificate Company, 2006-January 2013

*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.

The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611 or contacting your financial intermediary.

Annual Report 2016	29

COLUMBIA VARIABLE PORTFOLIO – LARGE CAP GROWTH FUND

TRUSTEES AND OFFICERS (continued)

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Truscott, who is Senior Vice President, the Fund’s other officers are:

Fund Officers
Name, Address and Year of Birth	Position and Year First Appointed to Position for any Fund in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) During Past Five Years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously, Vice President and Chief Counsel January 2010-December 2014); officer of Columbia Funds and affiliated funds since 2007.
Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Treasurer (2011), Chief Financial Officer (2009) and Chief Accounting Officer (2015)	Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; senior officer of Columbia Funds and affiliated funds since 2002.
Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Senior Vice President (2011), Chief Legal Officer (2015) and Assistant Secretary (2008)	Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since January 2017 (previously Vice President and Lead Chief Counsel, November 2008-January 2017 and January 2013-January 2017, respectively, and Chief Counsel, January 2010-January 2013); Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since May 2010.
Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010.
Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)	Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Executive Vice President and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since July 2013 (previously Director and Global Chief Investment Officer, 2010-2013).
Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010.
Amy Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Vice President (2006)	Managing Director and Global Head of Operations, Columbia Management Investment Advisers, LLC since April 2016 (previously Managing Director and Chief Operating Officer, 2010-2016).
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Vice President and Secretary (2015)	Vice President and Group Counsel, Ameriprise Financial, Inc. since August 2011; officer of Columbia Funds and affiliated funds since 2005.

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IMPORTANT INFORMATION ABOUT THIS REPORT

The policy of the Board is to vote the proxies of the companies in which each fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how each fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting investor.columbiathreadneedleus.com, or searching the website of the SEC at sec.gov.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund’s Form N-Q is available on the SEC’s website at sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. Each fund’s complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.

Annual Report 2016	33

Columbia Variable Portfolio – Large Cap Growth Fund

P.O. Box 8081

Boston, MA 02266-8081

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For fund and other investment product prospectuses, which contains this and other important information, contact your financial advisor or insurance representative. Please read the prospectus carefully before you invest. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved. Columbia Management Investment Distributors, Inc., 225 Franklin Street, Boston, MA 02110-2804

© 2017 Columbia Management Investment Advisers, LLC.

S-6464 AN (2/17)

ANNUAL REPORT

December 31, 2016

COLUMBIA VARIABLE PORTFOLIO – MID CAP VALUE FUND

Please remember that you may not buy (nor will you own) shares of the Fund directly. The Fund is available through variable annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies as well as qualified pension and retirement plans. Please contact your financial advisor or insurance representative for more information.

COLUMBIA VARIABLE PORTFOLIO – MID CAP VALUE FUND

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.

Annual Report 2016

COLUMBIA VARIABLE PORTFOLIO – MID CAP VALUE FUND

PERFORMANCE OVERVIEW

Performance Summary

∎	Columbia Variable Portfolio — Mid Cap Value Fund (the Fund) Class 3 shares returned 14.00% for the 12-month period that ended December 31, 2016.

∎	The Fund underperformed its benchmark, the Russell Midcap Value Index, which returned 20.00% for the same time period.

∎

Fund performance was largely driven by stock selection. Strong stock selection in health care, although a poor performing sector overall, benefited relative returns. However, stock picks in the consumer discretionary, financials and real estate sectors were the largest detractors from relative performance.

Average Annual Total Returns (%) (for period ended December 31, 2016)
	Inception	1 Year	5 Years	10 Years
Class 1*	05/03/10	14.15	14.79	6.69
Class 2*	05/03/10	13.85	14.54	6.50
Class 3	05/02/05	14.00	14.67	6.61
Russell Midcap Value Index		20.00	15.70	7.59

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your financial advisor or insurance representative.

Performance results reflect the effect of any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.

*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit investor.columbiathreadneedleus.com/investment-products/variable-products/appended-performance for more information.

The Russell Midcap Value Index measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values. The stocks are also members of the Russell 1000 Value Index.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.

2	Annual Report 2016

COLUMBIA VARIABLE PORTFOLIO – MID CAP VALUE FUND

PERFORMANCE OVERVIEW (continued)

Performance of a Hypothetical $10,000 Investment (January 1, 2007 — December 31, 2016)

The chart above shows the change in value of a hypothetical $10,000 investment in Class 3 shares of Columbia Variable Portfolio — Mid Cap Value Fund during the stated time period, and does not reflect the deduction of taxes, if any, that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The returns also do not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan, if any.

Annual Report 2016	3

COLUMBIA VARIABLE PORTFOLIO – MID CAP VALUE FUND

MANAGER DISCUSSION OF FUND PERFORMANCE

Portfolio Management

David Hoffman

Diane Sobin, CFA

Jonas Patrikson, CFA

Nicolas Janvier, CFA

Top Ten Holdings (%) (at December 31, 2016)
Fifth Third Bancorp	3.2
M&T Bank Corp.	3.1
Synchrony Financial	2.8
Hartford Financial Services Group, Inc. (The)	2.1
Noble Energy, Inc.	2.1
Edison International	2.0
United Continental Holdings, Inc.	1.9
Lincoln National Corp.	1.9
Republic Services, Inc.	1.8
WEC Energy Group, Inc.	1.8

Percentages indicated are based upon total investments (excluding Money Market Funds).

For further detail about these holdings, please refer to the section entitled “Portfolio of Investments.”

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

Portfolio Breakdown (%) (at December 31, 2016)
Common Stocks	95.4
Convertible Preferred Stocks	1.0
Money Market Funds	3.6
Total	100.0

Percentages indicated are based upon total investments. The Fund’s portfolio composition is subject to change.

At December 31, 2016, approximately 54.2% of the Fund’s shares were owned in the aggregate by affiliated funds-of-funds managed by Columbia Management Investment Advisers, LLC (the Investment Manager). As a result of asset allocation decisions by the Investment Manager, it is possible that the Fund may experience relatively large purchases or redemptions from affiliated funds-of-funds. The Investment Manager seeks to minimize the impact of these transactions by structuring them over a reasonable period of time. The Fund may experience increased expenses as it buys and sells securities as a result of purchases or redemptions by affiliated funds-of-funds.

For the 12-month period that ended December 31, 2016, the Fund’s Class 3 shares returned 14.00%. The Fund underperformed its benchmark, the Russell Midcap Value Index, which returned 20.00% for the same time period. Fund performance was largely driven by stock selection. Strong stock selection in health care, although a poor performing sector overall, benefited relative returns. However, stock picks in the consumer discretionary, financials and real estate sectors were the largest detractors from relative performance.

U.S. Markets Logged Solid Gains

Global events, political uncertainty and mixed economic data were enough to keep investors off balance in 2016, as financial markets moved sharply in reaction to each significant change on the world stage. Early in the year concerns about China and oil rattled the equity markets and drove stock prices down in February. After a swift rebound, the U.S. stock market fell again in the early summer in reaction to the U.K. vote to exit the European Union. U.S. Treasury yields also plummeted. Once again, the markets rebounded, but investors again retreated in the third quarter in reaction to mixed economic data and political uncertainty. However, the end of a contentious U.S. Presidential election eliminated a key element of uncertainty, and economic data turned mostly positive. Steady job growth drove unemployment down, corporate earnings growth picked up, manufacturing activity accelerated, and the price of oil stabilized.

In December 2016, the Federal Reserve (the Fed) raised the target range of its benchmark interest rate by a quarter of a point, its first such move in a year. The Fed’s action had been widely anticipated and had little or no impact on the financial markets when it occurred. The Fed indicated that it would continue to monitor inflation and the job market in considering future rate hikes.

Against this backdrop, the S&P 500 Index, a broad measure of U.S. stock market performance, rose 11.96%. Small and mid-cap stocks outperformed large-cap stocks, and value outperformed growth by an especially large margin. As interest rates rose during the period, energy and interest-rate sensitive financials were the strongest performing equity sectors.

Contributors and Detractors

Health care was the worst performing sector in the benchmark, but our strong stock selection helped the Fund achieve positive returns in the sector. We also avoided many of the sector’s poorest performers. Health care equipment makers Teleflex and Boston Scientific were notable contributors to results. We sold the latter on price strength. Within the

4	Annual Report 2016

COLUMBIA VARIABLE PORTFOLIO – MID CAP VALUE FUND

MANAGER DISCUSSION OF FUND PERFORMANCE (continued)

information technology sector, semiconductors and semiconductor equipment stocks were among the strongest performers. Applied Materials, Lam Research and Micron Technology were additive to results. An overweight stake in materials, the best performing sector in 2016, also aided relative performance.

Sector allocation was a minor detractor from Fund performance. The bulk of the Fund’s underperformance derived from stock selection, particularly in the consumer discretionary, financials and real estate sectors. Within consumer discretionary, education and trade publisher Houghton Mifflin Harcourt was the largest detractor from results. Earnings disappointed in the third quarter, but we believe management is capable of improving results. Stock selection in banks also disappointed, and we sold poor performers BankUnited and Cullen/Frost Bankers. Within real estate, New York City office REIT (real estate investment trust) SL Green and residential (apartment complexes) REIT UDR disappointed, as did an out-of-benchmark position in CBRE (commercial real estate services). We sold both UDR and CBRE.

At Period’s End

Through the year we adjusted the Fund’s portfolio to heighten its sensitivity to macroeconomic factors. Fund holdings have become more domestically focused and composed of companies that are currently below their normalized operating rate with substantial operating leverage. For example, we initiated a position in Southwest Airlines. Given the heavy fixed cost nature of the industry, we believe that an increase in passenger unit revenue resulting from stronger demand and better pricing would result in an expansion of operating margins and earnings. Similarly, we purchased Steel Dynamics. It has a cost advantage over its peers through its use of scrap as its raw material, and we believe is well positioned to benefit from an increase in U.S. infrastructure spending.

While we increased the portfolio’s exposure to cyclical businesses, we continue to maintain positions in many idiosyncratic opportunities where we see signs that even slow economic growth has the potential to result in improved margins and earnings. This is consistent with our process of investing in undervalued companies whose operating margins we believe are poised to improve.

Equity Sector Breakdown (%) (at December 31, 2016)
Consumer Discretionary	9.9
Consumer Staples	3.5
Energy	12.7
Financials	21.6
Health Care	4.4
Industrials	11.9
Information Technology	9.1
Materials	7.2
Real Estate	10.3
Telecommunication Services	0.9
Utilities	8.5
Total	100.0

Percentages indicated are based upon total equity investments. The Fund’s portfolio composition is subject to change.

Annual Report 2016	5

COLUMBIA VARIABLE PORTFOLIO – MID CAP VALUE FUND

UNDERSTANDING YOUR FUND’S EXPENSES

(Unaudited)

As an investor, you incur ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

The information below does not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy (collectively, Contracts) or qualified pension and retirement plan (Qualified Plan), if any. The total fees and expenses you bear may therefore be higher than those shown below.

Analyzing Your Fund’s Expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare With Other Funds” below for details on how to use the hypothetical data.

Compare With Other Funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as redemption or exchange fees, or expenses that apply to the subaccount or the Contract. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If the fees and expenses imposed under your Contract or Qualified Plan, if any, were included, your costs would be higher.

July 1, 2016 – December 31, 2016

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)		Expenses Paid During the Period ($)		Fund’s Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class 1	1,000.00	1,000.00	1,091.60	1,020.50	4.71	4.55	0.90
Class 2	1,000.00	1,000.00	1,090.10	1,019.25	6.01	5.81	1.15
Class 3	1,000.00	1,000.00	1,091.20	1,019.85	5.38	5.20	1.03

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 366.

Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.

Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.

6	Annual Report 2016

COLUMBIA VARIABLE PORTFOLIO – MID CAP VALUE FUND

PORTFOLIO OF INVESTMENTS

December 31, 2016

(Percentages represent value of investments compared to net assets)

Common Stocks 95.5%
Issuer	Shares	Value ($)
CONSUMER DISCRETIONARY 9.5%
Auto Components 0.9%

Gentex Corp.	124,550	2,452,389

Diversified Consumer Services 1.2%

Houghton Mifflin Harcourt Co.(a)	157,141	1,704,980

ServiceMaster Global Holdings, Inc.(a)	42,975	1,618,868

Total		3,323,848

Hotels, Restaurants & Leisure 2.6%

Aramark	92,325	3,297,849

Extended Stay America, Inc.	87,700	1,416,355

Royal Caribbean Cruises Ltd.	32,510	2,667,120

Total		7,381,324

Household Durables 1.7%

D.R. Horton, Inc.	77,375	2,114,659

Mohawk Industries, Inc.(a)	13,675	2,730,624

Total		4,845,283

Internet & Direct Marketing Retail 0.8%

Liberty Interactive Corp., Class A(a)	109,175	2,181,317

Media 0.7%

DISH Network Corp., Class A(a)	31,700	1,836,381

Multiline Retail 0.7%

Macy’s, Inc.	53,975	1,932,845

Specialty Retail 0.9%

Burlington Stores, Inc.(a)	28,350	2,402,663

Total Consumer Discretionary		26,356,050

CONSUMER STAPLES 3.4%
Beverages 1.2%

Coca-Cola European Partners PLC	40,825	1,281,905

Molson Coors Brewing Co., Class B	19,713	1,918,272

Total		3,200,177

Food Products 2.2%

Hershey Co. (The)	21,000	2,172,030

JM Smucker Co. (The)	30,982	3,967,555

Total		6,139,585

Total Consumer Staples		9,339,762

ENERGY 11.3%
Energy Equipment & Services 3.4%

Baker Hughes, Inc.	60,125	3,906,321

Helmerich & Payne, Inc.	22,100	1,710,540

Oceaneering International, Inc.	68,425	1,930,269

Patterson-UTI Energy, Inc.	71,500	1,924,780

Total		9,471,910

Common Stocks (continued)
Issuer	Shares	Value ($)
Oil, Gas & Consumable Fuels 7.9%

Cabot Oil & Gas Corp.	79,825	1,864,712

Cimarex Energy Co.	28,700	3,900,330

Hess Corp.	34,650	2,158,349

Marathon Petroleum Corp.	74,975	3,774,991

Newfield Exploration Co.(a)	48,400	1,960,200

Noble Energy, Inc.	146,063	5,559,158

WPX Energy, Inc.(a)	174,725	2,545,743

Total		21,763,483

Total Energy		31,235,393

FINANCIALS 20.8%
Banks 7.4%

Fifth Third Bancorp	314,810	8,490,426

M&T Bank Corp.	52,491	8,211,167

SunTrust Banks, Inc.	71,450	3,919,032

Total		20,620,625

Capital Markets 2.8%

E*TRADE Financial Corp.(a)	123,800	4,289,670

Northern Trust Corp.	38,150	3,397,258

Total		7,686,928

Consumer Finance 2.7%

Synchrony Financial	207,679	7,532,517

Insurance 7.9%

Allstate Corp. (The)	61,975	4,593,587

Aon PLC	24,875	2,774,309

Athene Holding Ltd., Class A(a)	29,908	1,435,285

Cincinnati Financial Corp.	32,455	2,458,466

Hartford Financial Services Group, Inc. (The)	117,627	5,604,927

Lincoln National Corp.	76,302	5,056,533

Total		21,923,107

Total Financials		57,763,177

HEALTH CARE 4.3%
Health Care Equipment & Supplies 2.6%

Teleflex, Inc.	20,761	3,345,635

Zimmer Biomet Holdings, Inc.	38,769	4,000,961

Total		7,346,596

Health Care Providers & Services 0.9%

Envision Healthcare Corp.(a)	37,275	2,359,135

Life Sciences Tools & Services 0.8%

PerkinElmer, Inc.	42,025	2,191,604

Total Health Care		11,897,335

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016	7

COLUMBIA VARIABLE PORTFOLIO – MID CAP VALUE FUND

PORTFOLIO OF INVESTMENTS (continued)

December 31, 2016

Common Stocks (continued)
Issuer	Shares	Value ($)
INDUSTRIALS 11.5%
Aerospace & Defense 0.9%

Textron, Inc.	51,125	2,482,630

Airlines 2.3%

Southwest Airlines Co.	29,250	1,457,820

United Continental Holdings, Inc.(a)	69,563	5,069,751

Total		6,527,571

Commercial Services & Supplies 1.8%

Republic Services, Inc.	86,675	4,944,809

Construction & Engineering 0.3%

Granite Construction, Inc.	15,800	869,000

Industrial Conglomerates 1.2%

Carlisle Companies, Inc.	31,025	3,421,747

Machinery 4.0%

Cummins, Inc.	14,125	1,930,464

Dover Corp.	36,725	2,751,804

Ingersoll-Rand PLC	35,725	2,680,804

Kennametal, Inc.	39,400	1,231,644

Xylem, Inc.	48,900	2,421,528

Total		11,016,244

Professional Services 0.3%

FTI Consulting, Inc.(a)	15,775	711,137

Road & Rail 0.7%

Norfolk Southern Corp.	17,850	1,929,050

Total Industrials		31,902,188

INFORMATION TECHNOLOGY 8.8%
Communications Equipment 0.6%

Harris Corp.	17,450	1,788,102

Electronic Equipment, Instruments & Components 1.1%

Corning, Inc.	45,675	1,108,532

FLIR Systems, Inc.	54,275	1,964,213

Total		3,072,745

Internet Software & Services 0.4%

Akamai Technologies, Inc.(a)	17,250	1,150,230

IT Services 1.2%

Leidos Holdings, Inc.	62,325	3,187,300

Semiconductors & Semiconductor Equipment 3.2%

Applied Materials, Inc.	39,875	1,286,766

Lam Research Corp.	12,075	1,276,690

Micron Technology, Inc.(a)	146,775	3,217,308

NXP Semiconductors NV(a)	17,200	1,685,772

ON Semiconductor Corp.(a)	99,225	1,266,111

Total		8,732,647

Common Stocks (continued)
Issuer	Shares	Value ($)
Software 1.3%

Activision Blizzard, Inc.	40,875	1,475,996

Electronic Arts, Inc.(a)	18,625	1,466,905

Nuance Communications, Inc.(a)	43,500	648,150

Total		3,591,051

Technology Hardware, Storage & Peripherals 1.0%

Western Digital Corp.	41,125	2,794,444

Total Information Technology		24,316,519

MATERIALS 6.9%
Chemicals 2.5%

Albemarle Corp.	26,450	2,276,816

FMC Corp.	40,075	2,266,642

PPG Industries, Inc.	18,580	1,760,641

Valvoline, Inc.	32,885	707,027

Total		7,011,126

Construction Materials 0.4%

Summit Materials, Inc., Class A(a)	49,110	1,168,327

Containers & Packaging 2.3%

Bemis Co., Inc.	51,425	2,459,143

Packaging Corp. of America	22,125	1,876,643

Sealed Air Corp.	45,586	2,066,869

Total		6,402,655

Metals & Mining 1.7%

Steel Dynamics, Inc.	129,600	4,611,168

Total Materials		19,193,276

REAL ESTATE 9.9%
Equity Real Estate Investment Trusts (REITs) 9.9%

American Homes 4 Rent, Class A	128,775	2,701,699

Camden Property Trust	31,675	2,662,917

Communications Sales & Leasing, Inc.	73,770	1,874,496

Extra Space Storage, Inc.	20,091	1,551,829

Outfront Media, Inc.	75,101	1,867,762

ProLogis, Inc.	70,775	3,736,212

SL Green Realty Corp.	37,450	4,027,747

Taubman Centers, Inc.	39,075	2,888,815

VEREIT, Inc.	221,550	1,874,313

Welltower, Inc.	66,275	4,435,786

Total		27,621,576

Total Real Estate		27,621,576

The accompanying Notes to Financial Statements are an integral part of this statement.

8	Annual Report 2016

COLUMBIA VARIABLE PORTFOLIO – MID CAP VALUE FUND

PORTFOLIO OF INVESTMENTS (continued)

December 31, 2016

Common Stocks (continued)
Issuer	Shares	Value ($)
TELECOMMUNICATION SERVICES 0.9%
Diversified Telecommunication Services 0.9%

SBA Communications Corp., Class A(a)	23,750	2,452,425

Total Telecommunication Services		2,452,425

UTILITIES 8.2%
Electric Utilities 5.3%

Edison International	73,525	5,293,065

Pinnacle West Capital Corp.	59,250	4,623,278

Portland General Electric Co.	110,225	4,776,049

Total		14,692,392

Multi-Utilities 2.9%

CMS Energy Corp.	79,400	3,304,628

WEC Energy Group, Inc.	82,000	4,809,300

Total		8,113,928

Total Utilities		22,806,320

Total Common Stocks
(Cost: $231,994,306)		264,884,021

Convertible Preferred Stocks 1.0%
Issuer	Shares	Value ($)
ENERGY 1.0%
Oil, Gas & Consumable Fuels 1.0%

Hess Corp., 8.000%	36,041	2,654,780

Total Energy		2,654,780

Total Convertible Preferred Stocks
(Cost: $2,193,372)		2,654,780

Money Market Funds 3.6%
	Shares	Value ($)

Columbia Short-Term Cash Fund, 0.594%(b)(c)	10,015,812	10,015,812

Total Money Market Funds
(Cost: $10,015,817)		10,015,812

Total Investments
(Cost: $244,203,495)		277,554,613

Other Assets & Liabilities, Net		(242,448)

Net Assets		277,312,165

Notes to Portfolio of Investments

(a)	Non-income producing investment.

(b)	The rate shown is the seven-day current annualized yield at December 31, 2016.

(c)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended December 31, 2016 are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds From Sales ($)	Realized Gain (Loss) ($)	Ending Cost ($)	Dividends — Affiliated Issuers ($)	Value ($)
Columbia Short-Term Cash Fund	3,785,577	134,410,285	(128,180,069)	24	10,015,817	34,802	10,015,812

Fair Value Measurements

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

∎

Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

∎	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

∎	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016	9

COLUMBIA VARIABLE PORTFOLIO – MID CAP VALUE FUND

PORTFOLIO OF INVESTMENTS (continued)

December 31, 2016

Fair Value Measurements (continued)

Certain investments that have been measured at fair value using the net asset value (NAV) per share (or its equivalent) are not categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to reconcile the fair value hierarchy to the amounts presented in the Portfolio of Investments. The Columbia Short-Term Cash Fund seeks to provide shareholders with maximum current income consistent with liquidity and stability of principal. Columbia Short-Term Cash Fund prices its shares with a floating NAV and no longer seeks to maintain a stable NAV.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The following table is a summary of the inputs used to value the Fund’s investments at December 31, 2016:

	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Investments

Common Stocks

Consumer Discretionary	26,356,050	—	—	26,356,050

Consumer Staples	9,339,762	—	—	9,339,762

Energy	31,235,393	—	—	31,235,393

Financials	57,763,177	—	—	57,763,177

Health Care	11,897,335	—	—	11,897,335

Industrials	31,902,188	—	—	31,902,188

Information Technology	24,316,519	—	—	24,316,519

Materials	19,193,276	—	—	19,193,276

Real Estate	27,621,576	—	—	27,621,576

Telecommunication Services	2,452,425	—	—	2,452,425

Utilities	22,806,320	—	—	22,806,320

Total Common Stocks	264,884,021	—	—	264,884,021

Convertible Preferred Stocks

Energy	2,654,780	—	—	2,654,780

Investments measured at net asset value

Money Market Funds	—	—	—	10,015,812

Total Investments	267,538,801	—	—	277,554,613

See the Portfolio of Investments for all investment classifications not indicated in the table.

There were no transfers of financial assets between levels during the period.

The accompanying Notes to Financial Statements are an integral part of this statement.

10	Annual Report 2016

COLUMBIA VARIABLE PORTFOLIO – MID CAP VALUE FUND

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2016

Assets

Investments, at value

Unaffiliated issuers (identified cost $234,187,678)	$267,538,801

Affiliated issuers (identified cost $10,015,817)	10,015,812

Total investments (identified cost $244,203,495)	277,554,613

Receivable for:

Capital shares sold	49

Dividends	487,356

Prepaid expenses	2,092

Trustees’ deferred compensation plan	7,482

Total assets	278,051,592

Liabilities

Payable for:

Capital shares purchased	423,178

Management services fees	187,039

Distribution and/or service fees	14,068

Transfer agent fees	13,685

Compensation of board members	47,352

Chief compliance officer expenses	59

Other expenses	46,564

Trustees’ deferred compensation plan	7,482

Total liabilities	739,427

Net assets applicable to outstanding capital stock	$277,312,165

Represented by

Trust capital	$277,312,165

Total — representing net assets applicable to outstanding capital stock	$277,312,165

Class 1

Net assets	$162,795,967

Shares outstanding	8,134,670

Net asset value per share	$20.01

Class 2

Net assets	$22,379,160

Shares outstanding	1,134,150

Net asset value per share	$19.73

Class 3

Net assets	$92,137,038

Shares outstanding	4,637,261

Net asset value per share	$19.87

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016	11

COLUMBIA VARIABLE PORTFOLIO – MID CAP VALUE FUND

STATEMENT OF OPERATIONS

Year Ended December 31, 2016

Net investment income

Income:

Dividends — unaffiliated issuers	$4,090,017

Dividends — affiliated issuers	34,802

Foreign taxes withheld	(4,447)

Total income	4,120,372

Expenses:

Management services fees	1,665,993

Distribution and/or service fees

Class 2	46,143

Class 3	113,975

Transfer agent fees

Class 1	56,118

Class 2	11,074

Class 3	54,706

Compensation of board members	15,986

Custodian fees	18,462

Printing and postage fees	37,616

Audit fees	29,618

Legal fees	8,815

Chief compliance officer expenses	59

Other	8,863

Total expenses	2,067,428

Fees waived or expenses reimbursed by Investment Manager and its affiliates	(69,311)

Total net expenses	1,998,117

Net investment income	2,122,255

Realized and unrealized gain (loss) — net

Net realized gain (loss) on:

Investments — unaffiliated issuers	(1,129,614)

Investments — affiliated issuers	24

Net realized loss	(1,129,590)

Net change in unrealized appreciation (depreciation) on:

Investments — unaffiliated issuers	28,775,899

Investments — affiliated issuers	(5)

Net change in unrealized appreciation	28,775,894

Net realized and unrealized gain	27,646,304

Net increase in net assets resulting from operations	$29,768,559

The accompanying Notes to Financial Statements are an integral part of this statement.

12	Annual Report 2016

COLUMBIA VARIABLE PORTFOLIO – MID CAP VALUE FUND

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2016	Year Ended December 31, 2015
Operations

Net investment income	$2,122,255	$1,150,221

Net realized gain (loss)	(1,129,590)	74,945,558

Net change in unrealized appreciation (depreciation)	28,775,894	(78,610,546)

Net increase (decrease) in net assets resulting from operations	29,768,559	(2,514,767)

Increase (decrease) in net assets from capital stock activity	120,475,407	(385,793,694)

Total increase (decrease) in net assets	150,243,966	(388,308,461)

Net assets at beginning of year	127,068,199	515,376,660

Net assets at end of year	$277,312,165	$127,068,199

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016	13

COLUMBIA VARIABLE PORTFOLIO – MID CAP VALUE FUND

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Year Ended December 31, 2016		Year Ended December 31, 2015
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity

Class 1 shares

Subscriptions	7,716,957	140,228,159	125,405	2,268,740

Redemptions	(301,742)	(5,528,194)	(19,902,794)	(371,540,621)

Net increase (decrease)	7,415,215	134,699,965	(19,777,389)	(369,271,881)

Class 2 shares

Subscriptions	250,756	4,585,086	265,788	4,792,449

Redemptions	(107,948)	(1,928,664)	(85,185)	(1,520,514)

Net increase	142,808	2,656,422	180,603	3,271,935

Class 3 shares

Subscriptions	51,868	955,889	36,079	643,453

Redemptions	(996,363)	(17,836,869)	(1,124,184)	(20,437,201)

Net decrease	(944,495)	(16,880,980)	(1,088,105)	(19,793,748)

Total net increase (decrease)	6,613,528	120,475,407	(20,684,891)	(385,793,694)

The accompanying Notes to Financial Statements are an integral part of this statement.

14	Annual Report 2016

COLUMBIA VARIABLE PORTFOLIO – MID CAP VALUE FUND

FINANCIAL HIGHLIGHTS

The following tables are intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect any fees and expenses imposed under your Contract and/or Qualified Plan, as applicable; such fees and expenses would reduce the total returns for all periods shown. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

	Year Ended December 31,
Class 1	2016	2015		2014	2013		2012
Per share data
Net asset value, beginning of period	$17.53	$18.45		$16.42	$11.91		$10.04

Income from investment operations:

Net investment income	0.23	0.07		0.10	0.10		0.12

Net realized and unrealized gain (loss)	2.25	(0.99)		1.93	4.41		1.75

Total from investment operations	2.48	(0.92)		2.03	4.51		1.87

Net asset value, end of period	$20.01	$17.53		$18.45	$16.42		$11.91

Total return	14.15%	(4.99%)		12.36%	37.87%		18.63%

Ratios to average net assets(a)

Total gross expenses	0.93%	0.91	%(b)	0.89%	0.88	%(b)	0.88%

Total net expenses(c)	0.90%	0.90	%(b)	0.88%	0.87	%(b)	0.88%

Net investment income	1.25%	0.38%		0.60%	0.68%		1.08%

Supplemental data

Net assets, end of period (in thousands)	$162,796	$12,613		$378,231	$535,980		$839,959

Portfolio turnover	57%	43%		46%	58%		53%

Notes to Financial Highlights

(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(b)	Ratios include line of credit interest expense which is less than 0.01%.

(c)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016	15

COLUMBIA VARIABLE PORTFOLIO – MID CAP VALUE FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended December 31,
Class 2	2016	2015		2014	2013		2012
Per share data
Net asset value, beginning of period	$17.33	$18.26		$16.29	$11.84		$10.01

Income from investment operations:

Net investment income	0.14	0.07		0.09	0.07		0.10

Net realized and unrealized gain (loss)	2.26	(1.00)		1.88	4.38		1.73

Total from investment operations	2.40	(0.93)		1.97	4.45		1.83

Net asset value, end of period	$19.73	$17.33		$18.26	$16.29		$11.84

Total return	13.85%	(5.09%)		12.09%	37.58%		18.28%

Ratios to average net assets(a)

Total gross expenses	1.19%	1.22	%(b)	1.15%	1.14	%(b)	1.13%

Total net expenses(c)	1.16%	1.17	%(b)	1.14%	1.12	%(b)	1.13%

Net investment income	0.79%	0.40%		0.50%	0.51%		0.91%

Supplemental data

Net assets, end of period (in thousands)	$22,379	$17,179		$14,802	$8,656		$1,906

Portfolio turnover	57%	43%		46%	58%		53%

Notes to Financial Highlights

(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(b)	Ratios include line of credit interest expense which is less than 0.01%.

(c)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

16	Annual Report 2016

COLUMBIA VARIABLE PORTFOLIO – MID CAP VALUE FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended December 31,
Class 3	2016	2015		2014	2013		2012
Per share data
Net asset value, beginning of period	$17.43	$18.34		$16.35	$11.87		$10.02

Income from investment operations:

Net investment income	0.16	0.09		0.09	0.08		0.11

Net realized and unrealized gain (loss)	2.28	(1.00)		1.90	4.40		1.74

Total from investment operations	2.44	(0.91)		1.99	4.48		1.85

Net asset value, end of period	$19.87	$17.43		$18.34	$16.35		$11.87

Total return	14.00%	(4.96%)		12.17%	37.74%		18.46%

Ratios to average net assets(a)

Total gross expenses	1.07%	1.09	%(b)	1.02%	1.01	%(b)	1.00%

Total net expenses(c)	1.03%	1.04	%(b)	1.01%	1.00	%(b)	1.00%

Net investment income	0.88%	0.50%		0.54%	0.59%		0.97%

Supplemental data

Net assets, end of period (in thousands)	$92,137	$97,276		$122,343	$120,409		$93,055

Portfolio turnover	57%	43%		46%	58%		53%

Notes to Financial Highlights

(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(b)	Ratios include line of credit interest expense which is less than 0.01%.

(c)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016	17

COLUMBIA VARIABLE PORTFOLIO – MID CAP VALUE FUND

NOTES TO FINANCIAL STATEMENTS

December 31, 2016

Note 1. Organization

Columbia Variable Portfolio — Mid Cap Value Fund (the Fund), a series of Columbia Funds Variable Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund offers Class 1, Class 2 and Class 3 shares to separate accounts funding variable annuity contracts and variable life insurance policies (collectively, Contracts) issued by affiliated and unaffiliated life insurance companies as well as qualified pension and retirement plans (Qualified Plans) and other qualified institutional investors (Qualified Investors) authorized by Columbia Management Investment Distributors, Inc. (the Distributor). You may not buy (nor will you own) shares of the Fund directly. You may invest by participating in a Qualified Plan or by buying a Contract and making allocations to the Fund. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own cost structure and other features.

Note 2. Summary of Significant Accounting Policies

Basis of Preparation

The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services —Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation

All equity securities are valued at the close of business of the New York Stock Exchange. Equity securities are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.

Foreign equity securities are valued based on the closing price on the foreign exchange in which such securities are primarily traded. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. In those situations, foreign securities will be fair valued pursuant to a policy adopted by the Board of Trustees, including, if available, utilizing a third party pricing service to determine these fair values. The third party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the New York Stock Exchange. The fair value of a security is likely to be different from the quoted or published price, if available.

Investments in open-end investment companies, including money market funds, are valued at their latest net asset value.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or

18	Annual Report 2016

COLUMBIA VARIABLE PORTFOLIO – MID CAP VALUE FUND

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2016

class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security.

The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.

GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.

The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds, other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information on the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by the Fund’s management. Management’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.

Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

The Fund is treated as a partnership for federal income tax purposes, and the Fund does not expect to make regular distributions. The Fund will not be subject to federal income tax, and therefore, there is no provision for federal income taxes. The partners of the Fund are subject to tax on their distributive share of the Fund’s income and loss. The components of the Fund’s net assets are reported at the partner-level for federal income tax purposes, and therefore, are not presented in the Statement of Assets and Liabilities.

Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Foreign Taxes

The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and

Annual Report 2016	19

COLUMBIA VARIABLE PORTFOLIO – MID CAP VALUE FUND

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2016

unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.

Guarantees and Indemnifications

Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Investment Company Reporting Modernization

In October 2016, the U.S. Securities and Exchange Commission adopted new rules and forms, and amendments to certain current rules and forms, to modernize reporting and disclosure of information by registered investment companies. The amendments to Regulation S-X will require standardized, enhanced disclosure about derivatives in investment company financial statements, and will also change the rules governing the form and content of such financial statements. The amendments to Regulation S-X take effect on August 1, 2017. At this time, management is assessing the anticipated impact of these regulatory developments.

Note 3. Fees and Other Transactions with Affiliates

Management Services Fees

Effective May 1, 2016, the Fund entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to a percentage of the Fund’s average daily net assets that declines from 0.82% to 0.65% as the Fund’s net assets increase. Prior to May 1, 2016, the Fund paid the Investment Manager an annual fee for advisory services under an Investment Management Services Agreement and a separate annual fee for administrative and accounting services under an Administrative Services Agreement. The effective management services fee rate for the year ended December 31, 2016 (reflecting all advisory and administrative services fees paid to the Investment Manager) was 0.82% of the Fund’s average daily net assets. For the period from January 1, 2016 through April 30, 2016, the investment advisory services fee paid to the Investment Manager was $308,743, and the administrative services fee paid to the Investment Manager was $24,374.

Participating Affiliates

The Investment Manager and its investment advisory affiliates (Participating Affiliates) around the world may coordinate in providing services to their clients. From time to time the Investment Manager (or any affiliated investment subadviser to the Fund, as the case may be) may engage its Participating Affiliates to provide a variety of services such as investment research, investment monitoring, trading and discretionary investment management (including portfolio management) to certain accounts managed by the Investment Manager, including the Fund. These Participating Affiliates will provide services to the Investment Manager (or any affiliated investment subadviser to the Fund as the case may be) either pursuant to subadvisory agreements, personnel-sharing agreements or similar inter-company arrangements and the Fund will pay no additional fees and expenses as a result of any such arrangements.

These Participating Affiliates, like the Investment Manager, are direct or indirect subsidiaries of Ameriprise Financial and are registered with appropriate respective regulators in their home jurisdictions and, where required, the Securities and Exchange Commission and the Commodity Futures Trading Commission in the United States.

Pursuant to some of these arrangements, certain employees of these Participating Affiliates may serve as “associated persons” of the Investment Manager and, in this capacity, subject to the oversight and supervision of the Investment Manager and consistent with the investment objectives, policies and limitations set forth in the Fund’s prospectus and Statement of Additional Information (SAI), may provide such services to the Fund on behalf of the Investment Manager.

Other Expenses

Other expenses are for, among other things, miscellaneous expenses of the Fund or the Board of

20	Annual Report 2016

COLUMBIA VARIABLE PORTFOLIO – MID CAP VALUE FUND

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2016

Trustees, including payments to Board Services Corp., a company providing limited administrative services to the Fund and the Board of Trustees. That company’s expenses include boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. For the year ended December 31, 2016, other expenses paid by the Fund to this company were $340.

Compensation of Board Members

Board of Trustee members, who are not officers or employees of the Investment Manager or Ameriprise Financial, are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Plan), these Board of Trustee members may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan. All amounts payable under the Plan constitute a general unsecured obligation of the Fund.

Compensation of Chief Compliance Officer

The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund is allocated a portion of the expenses associated with the Chief Compliance Officer based on relative net assets of the Trust.

Transfer Agency Fees

The Fund has a Transfer and Dividend Disbursing Agent Agreement with Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial. The annual fee rate under this agreement is 0.06% of the Fund’s average daily net assets attributable to each share class.

Distribution Fees

The Fund has an agreement with the Distributor, an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution services. Under a Plan and Agreement of Distribution, the Fund pays a fee at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Class 2 shares and an annual rate of up to 0.125% of the Fund’s average daily net assets attributable to Class 3 shares. The Fund pays no distribution and service fees for Class 1 shares.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the periods disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rates as a percentage of the class’ average daily net assets:

	May 1, 2016 through April 30, 2017	Prior to May 1, 2016
Class 1	0.900%	0.930%
Class 2	1.150	1.180
Class 3	1.025	1.055

Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend and interest expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.

Note 4. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $229,784,147 and $112,582,928, respectively, for the year ended December 31, 2016. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.

Annual Report 2016	21

COLUMBIA VARIABLE PORTFOLIO – MID CAP VALUE FUND

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2016

Note 5. Affiliated Money Market Fund

The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends — affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. Effective October 1, 2016, the Affiliated MMF prices its shares with a floating net asset value (NAV) and no longer seeks to maintain a stable NAV. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.

Note 6. Line of Credit

The Fund has access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., HSBC Bank USA, N.A. and JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility agreement, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, that permits collective borrowings up to $1 billion. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations.

The Fund had no borrowings during the year ended December 31, 2016.

Note 7. Significant Risks

Shareholder Concentration Risk

At December 31, 2016, affiliated shareholders of record owned 95.6% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid or more liquid positions, resulting in Fund losses and the Fund holding a higher percentage of less liquid or illiquid securities. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.

Financial Sector Risk

The Fund may be more susceptible to the particular risks that may affect companies in the financial services sector than if it were invested in a wider variety of companies in unrelated sectors. Companies in the financial services sector are subject to certain risks, including the risk of regulatory change, decreased liquidity in credit markets and unstable interest rates. Such companies may have concentrated portfolios, such as a high level of loans to real estate developers, which makes them vulnerable to economic conditions that affect that industry. Performance of such companies may be affected by competitive pressures and exposure to investments or agreements that, under certain circumstances, may lead to losses (e.g., subprime loans). Companies in the financial services sector are subject to extensive governmental regulation that may limit the amount and types of loans and other financial commitments they can make, and interest rates and fees that they may charge. In addition, profitability of such companies is largely dependent upon the availability and the cost of capital.

Note 8. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Note 9. Information Regarding Pending and Settled Legal Proceedings

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the

22	Annual Report 2016

COLUMBIA VARIABLE PORTFOLIO – MID CAP VALUE FUND

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2016

Funds. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

Annual Report 2016	23

COLUMBIA VARIABLE PORTFOLIO – MID CAP VALUE FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of Columbia Funds Variable Series Trust II and the Shareholders of

Columbia Variable Portfolio — Mid Cap Value Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Variable Portfolio — Mid Cap Value Fund (the “Fund,” a series of Columbia Funds Variable Series Trust II) as of December 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of December 31, 2016 by correspondence with the custodian and transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Minneapolis, MN

February 17, 2017

24	Annual Report 2016

COLUMBIA VARIABLE PORTFOLIO – MID CAP VALUE FUND

TRUSTEES AND OFFICERS

Shareholders elect the Board that oversees the Fund’s operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, Trustees not affiliated with the Investment Manager generally may serve through the end of the calendar year in which they reach either the mandatory retirement age established by the Board or the fifteenth anniversary of the first Board meeting they attended as a member of the Board.

Independent Trustees
Name, Address, Year of Birth	Position Held With the Trust and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
George S. Batejan 901 S. Marquette Ave. Minneapolis, MN 55402 1953	Trustee since 1/17	Executive Vice President, Global Head of Technology and Operations, Janus Capital Group, Inc., 2010-2016	124	Trustee to other Columbia Funds since 2017; Advisory Board Member, University of Colorado Business School (Executive Committee, Nominating Committee and Governance Committee) since November 2015; former Chairman of the Board, NICSA (National Investment Company Services Association), 2014-2016; former Director, Intech Investment Management, 2011-2016; former Board Member, Metro Denver Chamber of Commerce, 2015-2016
Kathleen Blatz 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Trustee since 1/06 for RiverSource Funds and since 6/11 for Nations Funds	Attorney, specializing in arbitration and mediation; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees	126	Trustee to other Columbia Funds since 2006; Trustee, BlueCross BlueShield of Minnesota (Chair of the Business Development Committee) since 2009; Chair of the Robina Foundation since August 2013
Edward J. Boudreau, Jr. 901 S. Marquette Ave. Minneapolis, MN 55402 1944	Trustee since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, E.J. Boudreau & Associates (consulting) since 2000; FINRA Industry Arbitrator, 2002-present; Chairman and Chief Executive Officer, John Hancock Investments (asset management), Chairman and Interested Trustee for open-end and closed-end funds offered by John Hancock, 1989-2000; John Hancock Mutual Life Insurance Company, including Senior Vice President and Treasurer and Senior Vice President Information Technology, 1968-1988	124	Trustee to other Columbia Funds since 2005; former Trustee, Boston Museum of Science (Chair of Finance Committee), 1985- 2013; former Trustee, BofA Funds Series Trust (11 funds), 2005-2011

Annual Report 2016	25

COLUMBIA VARIABLE PORTFOLIO – MID CAP VALUE FUND

TRUSTEES AND OFFICERS (continued)

Independent Trustees (continued)
Name, Address, Year of Birth	Position Held With the Trust and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
Pamela G. Carlton 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Trustee since 7/07 for RiverSource Funds and since 6/11 for Nations Funds	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, Morgan Stanley, 1982-1991	126	Trustee to other Columbia Funds since 2007; Trustee, New York Presbyterian Hospital Board (Executive Committee and Chair of Human Resources Committee) since 1996
William P. Carmichael 901 S. Marquette Ave. Minneapolis, MN 55402 1943	Trustee since 6/11 for RiverSource Funds and since 2003 for Nations Funds; Chair of the Board from 1/14-11/15	Retired; Co-founder, The Succession Fund (provides exit strategies to owners of privately held companies), 1998-2007; Adjunct Professor of Finance, Kelley School of Business, Indiana University, 1993-2007; Senior Vice President, Sara Lee Corporation, 1991-1993; Senior Vice President and Chief Financial Officer, Beatrice Foods Company, 1984-1990; Vice President, Esmark, Inc., 1973-1984; Associate, Price Waterhouse, 1968-1972	126	Trustee to other Columbia Funds since 2003; Director, The Finish Line (athletic shoes and apparel) since July 2003; Director, hhgregg since May, 2015; former Director, Cobra Electronics Corporation (electronic equipment manufacturer), 1994-August 2014; former Director, Spectrum Brands, Inc. (consumer products), 2002-2009; former Director, Simmons Company (bedding), 2004-2010; former Trustee, BofA Funds Series Trust (11 funds) 2003-2011; former Director, McMoRan Exploration Company (oil and gas exploration and development) 2010-2013; former Director, International Textile Corp., 2012-2016
Patricia M. Flynn 901 S. Marquette Ave. Minneapolis, MN 55402 1950	Trustee since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Trustee Professor of Economics and Management, Bentley University since 1976 (also teaches and conducts research on corporate governance); Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	126	Trustee to other Columbia Funds since 2004; Trustee, MA Taxpayers Foundation since 1997; Board of Governors, Innovation Institute, MA Technology Collaborative since 2010
William A. Hawkins 901 S. Marquette Ave. Minneapolis, MN 55402 1942	Chair of the Board since 11/15; Trustee since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, Overton Partners (financial consulting), since August 2010; President and Chief Executive Officer, California General Bank, N.A., January 2008-August 2010; Operation Hope, COO, 2004-2007; IndyMac Bancorp, President, CBG, 1999-2003; American General Bank, President, 1997-1999; Griffin Financial Services, CEO, 1981-1997; The Griffin Funds, CEO, 1992-1998	126	Trustee to other Columbia Funds since 2005; former Trustee, BofA Funds Series Trust (11 funds), 2005-2015

26	Annual Report 2016

COLUMBIA VARIABLE PORTFOLIO – MID CAP VALUE FUND

TRUSTEES AND OFFICERS (continued)

Independent Trustees (continued)
Name, Address, Year of Birth	Position Held With the Trust and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
Catherine James Paglia 901 S. Marquette Ave. Minneapolis, MN 55402 1952	Trustee since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Director, Enterprise Asset Management, Inc. (private real estate and asset management company) since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Managing Director, Morgan Stanley, 1982-1989; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	126	Trustee to other Columbia Funds since 2004; Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012; Trustee, Carleton College (on the Investment Committee); Trustee, Carnegie Endowment for International Peace (on the Investment Committee)
Minor M. Shaw 901 S. Marquette Ave. Minneapolis, MN 55402 1947	Trustee since 6/11 for RiverSource Funds and since 2003 for Nations Funds	President, Micco LLC (private investments) since 2011; President, Micco Corp. (family investment business), 1998-2011	126	Trustee to other Columbia Funds since 2003; Director, BlueCross BlueShield of South Carolina since April 2008; Advisory Board member, Duke Energy Corp. since October 2016; Chair of the Duke Endowment; Director, National Association of Corporate Directors, Carolinas Chapter, since 2013; Chair of Greenville — Spartanburg Airport Commission; former Trustee, BofA Funds Series Trust (11 funds), 2003-2011; former Director, Piedmont Natural Gas, 2004-2016
John G. Taft 901 S. Marquette Ave. Minneapolis, MN 55402 1955	Trustee since 1/17	Chief Executive Officer, RBC Wealth Management (a division of RBC Capital Markets LLC), 2005-2016	124	Trustee to other Columbia Funds since 2017; Trustee, Andy Warhol Foundation for Visual Arts (Finance Committee) since 2014; former Director, RBC Global Asset Management — U.S., 2001-2016

Annual Report 2016	27

COLUMBIA VARIABLE PORTFOLIO – MID CAP VALUE FUND

TRUSTEES AND OFFICERS (continued)

Independent Trustees (continued)
Name, Address, Year of Birth	Position Held With the Trust and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
Alison Taunton-Rigby 901 S. Marquette Ave. Minneapolis, MN 55402 1944	Trustee since 11/02 for RiverSource Funds and since 6/11 for Nations Funds	President, Chief Executive Officer and Director, RiboNovix, Inc., 2003-2010; CMT Inc., 2001-2003; Aquila Biopharmaceuticals Inc., 1996-2000; Cambridge Biotech Corporation, 1995- 1996; Mitotix Inc., 1993-1994	126	Trustee to other Columbia Funds since 2002; Director, Boston Children’s Hospital since 2002; Director, ICI Mutual Insurance Company, since 2011; Director, Blumont/IRD since 2016; Director, Mount Ida College since 2016; former Director, Abt Associates (government contractor), 2001-2016; former Director, Healthways, Inc. (health and well-being solutions), 2005-2016

Interested Trustee Not Affiliated with Investment Manager*
Name, Address, Year of Birth	Position Held With the Trusts and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
Anthony M. Santomero 901 S. Marquette Ave. Minneapolis, MN 55402 1946	Trustee since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008; President, Federal Reserve Bank of Philadelphia, 2000- 2006; Professor of Finance, The Wharton School, University of Pennsylvania, 1972-2002	124	Trustee to other Columbia Funds since 2008; Trustee, Penn Mutual Life Insurance Company since March 2008; Director, Renaissance Reinsurance Ltd. since May 2008; Director, Citigroup Inc. since 2009; Director, Citibank, N.A. since 2009; former Trustee, BofA Funds Series Trust (11 funds), 2008-2011

*	Dr. Santomero is not an affiliated person of the Investment Manager or Ameriprise Financial. However, he is currently deemed by the Funds to be an “interested person” (as defined in the 1940 Act) of the Funds because he serves as a Director of Citigroup Inc. and Citibank, N.A., companies that may directly or through subsidiaries and affiliates engage from time-to-time in brokerage execution, principal transactions and lending relationships with the Funds or accounts advised/managed by the Investment Manager.

28	Annual Report 2016

COLUMBIA VARIABLE PORTFOLIO – MID CAP VALUE FUND

TRUSTEES AND OFFICERS (continued)

Interested Trustee Affiliated with Investment Manager*
Name, Address, Year of Birth	Position Held With the Trusts and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
William F. Truscott c/o Columbia Management Investment Advisers, LLC, 225 Franklin St. Boston, MA 02110 1960	Trustee since 11/01 for RiverSource Funds and since 6/11 for Nations Funds; Senior Vice President since 2002 for RiverSource Funds and since 5/10 for Nations Funds	Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010-September 2012); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006-August 2012.	185	Trustee to other Columbia Funds since 2001; Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010; Director, Columbia Management Investment Distributors, Inc. since May 2010; Former Director, Ameriprise Certificate Company, 2006-January 2013

*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.

The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611 or contacting your financial intermediary.

Annual Report 2016	29

COLUMBIA VARIABLE PORTFOLIO – MID CAP VALUE FUND

TRUSTEES AND OFFICERS (continued)

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Truscott, who is Senior Vice President, the Fund’s other officers are:

Fund Officers
Name, Address and Year of Birth	Position and Year First Appointed to Position for any Fund in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) During Past Five Years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously, Vice President and Chief Counsel January 2010-December 2014); officer of Columbia Funds and affiliated funds since 2007.
Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Treasurer (2011), Chief Financial Officer (2009) and Chief Accounting Officer (2015)	Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; senior officer of Columbia Funds and affiliated funds since 2002.
Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Senior Vice President (2011), Chief Legal Officer (2015) and Assistant Secretary (2008)	Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since January 2017 (previously Vice President and Lead Chief Counsel, November 2008-January 2017 and January 2013-January 2017, respectively, and Chief Counsel, January 2010-January 2013); Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since May 2010.
Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010.
Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)	Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Executive Vice President and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since July 2013 (previously Director and Global Chief Investment Officer, 2010-2013).
Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010.
Amy Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Vice President (2006)	Managing Director and Global Head of Operations, Columbia Management Investment Advisers, LLC since April 2016 (previously Managing Director and Chief Operating Officer, 2010-2016).
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Vice President and Secretary (2015)	Vice President and Group Counsel, Ameriprise Financial, Inc. since August 2011; officer of Columbia Funds and affiliated funds since 2005.

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Annual Report 2016	31

COLUMBIA VARIABLE PORTFOLIO – MID CAP VALUE FUND

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32	Annual Report 2016

COLUMBIA VARIABLE PORTFOLIO – MID CAP VALUE FUND

IMPORTANT INFORMATION ABOUT THIS REPORT

The policy of the Board is to vote the proxies of the companies in which each fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how each fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting investor.columbiathreadneedleus.com, or searching the website of the SEC at sec.gov.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund’s Form N-Q is available on the SEC’s website at sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. Each fund’s complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.

Annual Report 2016	33

Columbia Variable Portfolio – Mid Cap Value Fund

P.O. Box 8081

Boston, MA 02266-8081

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For fund and other investment product prospectuses, which contains this and other important information, contact your financial advisor or insurance representative. Please read the prospectus carefully before you invest. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved. Columbia Management Investment Distributors, Inc., 225 Franklin Street, Boston, MA 02110-2804

© 2017 Columbia Management Investment Advisers, LLC.

S-6474 AN (2/17)

ANNUAL REPORT

December 31, 2016

COLUMBIA VARIABLE PORTFOLIO – U.S. GOVERNMENT MORTGAGE FUND

Please remember that you may not buy (nor will you own) shares of the Fund directly. The Fund is available through variable annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies as well as qualified pension and retirement plans. Please contact your financial advisor or insurance representative for more information.

COLUMBIA VARIABLE PORTFOLIO – U.S. GOVERNMENT MORTGAGE FUND

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.

Annual Report 2016

COLUMBIA VARIABLE PORTFOLIO – U.S. GOVERNMENT MORTGAGE FUND

PERFORMANCE OVERVIEW

Performance Summary

∎	Columbia Variable Portfolio — U.S. Government Mortgage Fund (the Fund) Class 3 shares returned 2.58% for the 12-month period that ended December 31, 2016.

∎	The Fund outperformed its benchmark, the Bloomberg Barclays U.S. Mortgage-Backed Securities Index, which returned 1.67% during the same time period.

∎

Allocations to non-agency mortgage-backed securities (MBS), commercial MBS and asset-backed securities added to the Fund’s relative performance, as did positioning with respect to duration and corresponding interest rate sensitivity.

Average Annual Total Returns (%) (for period ended December 31, 2016)
	Inception	1 Year	5 Years	10 Years
Class 1*	05/03/10	2.71	1.93	2.23
Class 2*	05/03/10	2.45	1.71	2.02
Class 3	09/15/99	2.58	1.82	2.15
Bloomberg Barclays U.S. Mortgage-Backed Securities Index		1.67	2.06	4.28

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your financial advisor or insurance representative.

Performance results reflect the effect of any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.

*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit investor.columbiathreadneedleus.com/investment-products/variable-products/appended-performance for more information.

The Fund’s performance prior to May 2013 reflects returns achieved pursuant to a different investment objective and different principal investment strategies. If the Fund’s current investment objective and strategies had been in place for the prior periods, results shown may have been different.

The Bloomberg Barclays U.S. Mortgage-Backed Securities Index, an unmanaged index, includes 15- and 30-year fixed-rate securities backed by mortgage pools of the Government National Mortgage Association (GNMA), Federal Home Loan Mortgage Corporation (FHLMC), and Federal National Mortgage Association (FNMA).

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.

2	Annual Report 2016

COLUMBIA VARIABLE PORTFOLIO – U.S. GOVERNMENT MORTGAGE FUND

PERFORMANCE OVERVIEW (continued)

Performance of a Hypothetical $10,000 Investment (January 1, 2007 — December 31, 2016)

The chart above shows the change in value of a hypothetical $10,000 investment in Class 3 shares of Columbia Variable Portfolio — U.S. Government Mortgage Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The returns also do not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan, if any.

Annual Report 2016	3

COLUMBIA VARIABLE PORTFOLIO – U.S. GOVERNMENT MORTGAGE FUND

MANAGER DISCUSSION OF FUND PERFORMANCE

Portfolio Management

Jason Callan

Tom Heuer, CFA

Portfolio Breakdown (%) (at December 31, 2016)
Asset-Backed Securities — Agency	0.0	(a)
Asset-Backed Securities — Non-Agency	2.9
Commercial Mortgage-Backed Securities — Agency	0.2
Commercial Mortgage-Backed Securities — Non-Agency	3.1
Money Market Funds	4.0
Options Purchased Puts	0.5
Residential Mortgage-Backed Securities — Agency	80.0
Residential Mortgage-Backed Securities — Non-Agency	9.3
Total	100.0

Percentages indicated are based upon total investments. The Fund’s portfolio composition is subject to change.

(a)	Rounds to zero.

At December 31, 2016, approximately 85.2% of the Fund’s shares were owned in the aggregate by affiliated funds-of-funds managed by Columbia Management Investment Advisers, LLC (the Investment Manager). As a result of asset allocation decisions by the Investment Manager, it is possible that the Fund may experience relatively large purchases or redemptions from affiliated funds-of-funds. The Investment Manager seeks to minimize the impact of these transactions by structuring them over a reasonable period of time. The Fund may experience increased expenses as it buys and sells securities as a result of purchases or redemptions by affiliated funds-of-funds.

For the 12-month period that ended December 31, 2016, the Fund’s Class 3 shares returned 2.58%. The Fund outperformed its benchmark, the Bloomberg Barclays U.S. Mortgage-Backed Securities Index, which returned 1.67% for the same period. An allocation to non-agency mortgage-backed securities (MBS) added to the Fund’s relative performance, as did exposure to more credit-oriented segments within the securitized area of the market. Positioning with respect to duration and corresponding interest rate sensitivity also helped returns relative to the benchmark.

Interest Rates Head Higher on U.S. Election Results

On the heels of the Federal Reserve’s (Fed) initial 25 basis point rate hike, markets were prepared entering 2016 for a series of additional, modest rate increases to be enacted at upcoming Fed meetings. However, these expectations were upturned at the outset of 2016 on a flaring up of concerns around slowing growth in China. Risk aversion was further heightened on renewed weakness in energy prices. Credit spreads widened and U.S. Treasury yields consistently trended lower well into February.

However, from mid-February on, credit-sensitive assets would recover the lost ground, supported by a more subdued outlook for Fed policy normalization and stepped-up efforts by central banks overseas to stimulate growth. A rebound in oil prices off their January lows also helped bolster sentiment.

In late June, markets were caught off guard by the results of a U.K. referendum which resulted in a vote to leave the European Union. The uncertainty around the fallout from a possible “Brexit” led to an investor flight to safety and pushed U.S. Treasury yields down to historically low levels. While wavering in the days following the Brexit vote, credit-sensitive areas of the market would quickly stabilize against a backdrop of supportive central banks globally and a continued rebound in prices for oil and other commodities.

Returns for the broad U.S. fixed-income market would turn negative in the wake of the November 8th U.S. elections. Interest rates moved notably higher as investors appeared to anticipate higher growth and inflation going forward with Republicans in control of the White House and both houses of Congress. U.S. Treasury yields trended higher over November and December across the maturity spectrum and the yield curve steepened, meaning that yields rose more on longer maturities. Economically sensitive segments of the bond market held up better post-election than their more interest rate-sensitive, higher-quality counterparts, as credit spreads tightened.

4	Annual Report 2016

COLUMBIA VARIABLE PORTFOLIO – U.S. GOVERNMENT MORTGAGE FUND

MANAGER DISCUSSION OF FUND PERFORMANCE (continued)

Performance Aided by Exposure to Credit

Relative performance was helped by out-of-benchmark allocations to more credit-sensitive sectors including non-agency MBS, commercial MBS and asset-backed securities. Valuations in these segments were supported by the ongoing strengthening of the U.S. consumer, as reflected in improved employment conditions, reduced debt levels and higher home valuations. Within the Fund’s commercial MBS position, performance benefited in particular from exposure to pools backed by mortgages on single family rental properties.

The Fund’s positioning with respect to overall portfolio duration and corresponding interest rate sensitivity also added value, as we had a modestly long duration profile as rates declined in the first half of the period. In addition, during the annual period we sought to protect against the potential for rising interest rates by purchasing options on interest rate swaps (or “swaptions”). Such contracts provide investors with a specified window of time during which they have the right to exchange a fixed rate of interest, normally based on some positive spread versus Treasury yields, for a floating rate. This strategy added to performance as yields spiked post-election.

Derivative Positions

In addition to the swaptions discussed above, the Fund used Treasury futures contracts and interest rate swaps during the annual period to manage interest rate risk in the portfolio. We also used index credit default swaps as a hedge against long cash positions to reduce the Fund’s overall credit exposure. On a stand-alone basis, the use of these derivatives slightly detracted from performance.

As always, we continue to carefully analyze the relative valuation of various segments of the MBS market, and seek exposure to mortgage pools with characteristics most favorable in view of the expected prepayment environment

Quality Breakdown (%) (at December 31, 2016)
AAA rating	84.1
AA rating	0.5
A rating	1.5
BBB rating	1.6
BB rating	2.1
B rating	0.6
Not rated	9.6
Total	100.0

Percentages indicated are based upon total fixed income investments (excluding Money Market Funds).

Bond ratings apply to the underlying holdings of the Fund and not the Fund itself and are divided into categories ranging from highest to lowest credit quality, determined by using the middle rating of Moody’s, S&P and Fitch, after dropping the highest and lowest available ratings. When ratings are available from only two rating agencies, the lower rating is used. When a rating is available from only one rating agency, that rating is used. When a bond is not rated by any rating agency, it is designated as “Not rated.” Credit quality ratings assigned by a rating agency are subjective opinions, not statements of fact, and are subject to change, including daily. The ratings assigned by credit rating agencies are but one of the considerations that the Investment Manager and/or Fund’s subadviser incorporates into its credit analysis process, along with such other issuer-specific factors as cash flows, capital structure and leverage ratios, ability to de-leverage (repay) through free cash flow, quality of management, market positioning and access to capital, as well as such security-specific factors as the terms of the security (e.g., interest rate and time to maturity) and the amount and type of any collateral.

Annual Report 2016	5

COLUMBIA VARIABLE PORTFOLIO – U.S. GOVERNMENT MORTGAGE FUND

UNDERSTANDING YOUR FUND’S EXPENSES

(Unaudited)

As an investor, you incur ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

The information below does not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy (collectively, Contracts) or qualified pension and retirement plan (Qualified Plan), if any. The total fees and expenses you bear may therefore be higher than those shown below.

Analyzing Your Fund’s Expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare With Other Funds” below for details on how to use the hypothetical data.

Compare With Other Funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as redemption or exchange fees, or expenses that apply to the subaccount or the Contract. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If the fees and expenses imposed under your Contract or Qualified Plan, if any, were included, your costs would be higher.

July 1, 2016 – December 31, 2016

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)		Expenses Paid During the Period ($)		Fund’s Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class 1	1,000.00	1,000.00	994.20	1,022.50	2.49	2.53	0.50
Class 2	1,000.00	1,000.00	994.20	1,021.25	3.74	3.79	0.75
Class 3	1,000.00	1,000.00	994.20	1,021.85	3.14	3.18	0.63

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 366.

Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.

6	Annual Report 2016

COLUMBIA VARIABLE PORTFOLIO – U.S. GOVERNMENT MORTGAGE FUND

PORTFOLIO OF INVESTMENTS

December 31, 2016

(Percentages represent value of investments compared to net assets)

Residential Mortgage-Backed Securities — Agency 105.6%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Federal Home Loan Mortgage Corp.
04/01/17	6.500%	2,782	2,791
08/01/17 - 09/01/19	5.500%	72,281	74,343
03/01/18 - 09/01/37	6.000%	62,331	67,140
06/01/21 - 10/01/45	3.500%	127,856,126	131,654,997
10/01/23 - 10/01/40	5.000%	15,347,682	16,643,089
07/01/39 - 08/01/41	4.500%	11,936,374	12,952,773
03/01/42 - 03/01/46	4.000%	63,326,988	66,722,756
11/01/42	3.000%	17,889,827	17,869,608

Federal Home Loan Mortgage Corp.(a)
01/01/37	2.694%	194,798	204,841
09/01/37	3.113%	276,527	291,385
CMO Series 4119 Class SP
10/15/42	2.169%	1,173,411	1,215,101

Federal Home Loan Mortgage Corp.(a)(b)
CMO IO STRIPS Series 309 Class S4
08/15/43	5.266%	7,870,617	1,690,492
CMO IO STRIPS Series 326 Class S1
03/15/44	5.296%	3,821,974	797,143
CMO IO STRIPS Series 337 Class S1
09/15/44	5.346%	14,786,095	3,155,081
CMO IO Series 264 Class S1
07/15/42	5.412%	16,509,719	3,259,584
CMO IO Series 272 Class S1
08/15/42	5.296%	14,286,196	3,043,500
CMO IO Series 318 Class S1
11/15/43	5.246%	21,507,045	4,368,953
CMO IO Series 336 Class 30
08/15/44	5.346%	11,894,276	2,664,212
CMO IO Series 342 Class S7
02/15/45	5.406%	8,227,171	1,713,956
CMO IO Series 3453 Class W
12/15/32	6.862%	742,666	124,281
CMO IO Series 3630 Class AI
03/15/17	1.931%	559,415	780
CMO IO Series 4068 Class GI
09/15/36	2.116%	10,044,782	660,310
CMO IO Series 4083 Class CS
12/15/38	5.946%	7,760,810	1,133,112
CMO IO Series 4094 Class SY
08/15/42	5.376%	10,425,386	2,156,688
CMO IO Series 4174 Class SB
05/15/39	5.496%	15,192,780	2,129,537
CMO IO Series 4183 Class AS
04/15/39	5.446%	7,571,219	1,011,540
CMO IO Series 4223 Class DS
12/15/38	5.396%	5,044,120	668,835
CMO IO Series 4286 Class NS
12/15/43	5.362%	7,233,299	1,612,370
CMO IO Series 4594 Class SA
06/15/46	5.246%	18,947,322	4,312,767

Federal Home Loan Mortgage Corp.(b)
CMO IO Series 266 Class IO
07/15/42	4.000%	9,582,008	1,951,689
CMO IO Series 267 Class IO
08/15/42	4.000%	8,011,025	1,641,217
CMO IO Series 329 Class C5
06/15/43	3.500%	9,149,326	1,690,044

Residential Mortgage-Backed Securities — Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO IO Series 4120 Class AI
11/15/39	3.500%	5,814,112	737,462
CMO IO Series 4121 Class IA
01/15/41	3.500%	5,826,244	786,158
CMO IO Series 4122 Class JI
12/15/40	4.000%	8,631,754	1,015,110
CMO IO Series 4139 Class CI
05/15/42	3.500%	3,772,823	517,754
CMO IO Series 4147 Class CI
01/15/41	3.500%	13,195,157	1,865,898
CMO IO Series 4148 Class BI
02/15/41	4.000%	4,613,905	585,959
CMO IO Series 4177 Class IY
03/15/43	4.000%	16,318,041	3,537,330
CMO IO Series 4182 Class DI
05/15/39	3.500%	19,736,477	2,248,413
CMO IO Series 4213 Class DI
06/15/38	3.500%	15,628,205	1,680,185

Federal Home Loan Mortgage Corp.(c)
01/18/47	3.500%	18,000,000	18,430,972
01/18/47	4.500%	15,000,000	16,100,592

Federal National Mortgage Association
06/01/17	7.000%	2,474	2,486
04/01/19 - 11/01/23	5.500%	3,543,591	3,803,724
02/01/22 - 12/01/37	5.000%	22,142,517	24,334,882
08/01/22	6.000%	2,250	2,545
03/01/27 - 03/01/28	2.500%	30,685,990	30,780,101
03/01/27 - 06/01/46	3.500%	149,292,217	153,861,868
05/01/27 - 05/01/43	3.000%	77,098,892	77,738,224
07/01/39 - 11/01/41	4.500%	61,893,723	67,005,160
11/01/42 - 08/01/45	4.000%	108,306,516	114,572,545
CMO Series 1988-4 Class Z
03/25/18	9.250%	771	784

Federal National Mortgage Association(a)
02/01/33	2.330%	60,290	62,745
07/01/33	2.663%	3,639	3,674
12/01/33	3.309%	4,919	5,184
06/01/34	2.896%	162,879	170,305
07/01/36	3.157%	60,253	62,920
CMO Series 2003-W11 Class A1
06/25/33	4.260%	2,520	2,637

Federal National Mortgage Association(a)(b)
CMO IO Series 2003-117 Class KS
08/25/33	6.344%	905,155	30,771
CMO IO Series 2006-5 Class N1
08/25/34	0.000%	8,097,157	526
CMO IO Series 2006-5 Class N2
02/25/35	2.037%	9,349,372	241,134
CMO IO Series 2011-94 Class GS
10/25/41	5.744%	10,996,871	1,933,251
CMO IO Series 2012-80 Class DS
06/25/39	5.894%	3,876,202	572,581
CMO IO Series 2012-99 Class SL
09/25/42	5.864%	15,033,184	2,173,919
CMO IO Series 2013-107 Class SB
02/25/43	5.194%	13,798,331	3,201,594
CMO IO Series 2013-124 Class SB
12/25/43	5.194%	10,545,919	2,174,961

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016	7

COLUMBIA VARIABLE PORTFOLIO – U.S. GOVERNMENT MORTGAGE FUND

PORTFOLIO OF INVESTMENTS (continued)

December 31, 2016

Residential Mortgage-Backed Securities — Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO IO Series 2013-13 Class SA
03/25/43	5.394%	12,316,129	2,683,823
CMO IO Series 2013-54 Class BS
06/25/43	5.394%	18,015,945	4,125,327
CMO IO Series 2014-93 Class ES
01/25/45	5.394%	7,513,969	1,545,579
CMO IO Series 2016-25 Class SL
05/25/46	5.244%	18,228,931	4,011,010
CMO IO Series 2016-39 Class LS
07/25/46	5.244%	28,305,756	6,192,784
CMO IO Series 2016-4 Class BS
02/25/46	5.344%	4,592,846	1,021,839
CMO IO Series 2016-42 Class SB
07/25/46	5.244%	23,637,269	5,404,063
CMO IO Series 2016-45 Class AS
07/25/46	5.244%	9,631,011	2,237,666
CMO IO Series 2016-49 Class LS
08/25/46	5.194%	15,429,218	3,475,382
CMO IO Series 2016-50 Class GS
08/25/46	5.194%	9,420,614	2,067,888
CMO IO Series 2016-53 Class KS
08/25/46	5.244%	9,570,912	2,268,991
CMO IO Series 416 Class S1
11/25/42	5.344%	6,718,469	1,383,974

Federal National Mortgage Association(b)
CMO IO STRIPS Series 413 Class C39
04/25/41	4.500%	5,377,127	1,193,281
CMO IO STRIPS Series 417 Class C5
02/25/43	3.500%	8,410,932	1,661,455
CMO IO Series 2012-118 Class BI
12/25/39	3.500%	18,290,391	2,586,744
CMO IO Series 2012-121 Class GI
08/25/39	3.500%	11,270,947	1,463,088
CMO IO Series 2012-129 Class IC
01/25/41	3.500%	9,341,346	1,455,614
CMO IO Series 2012-133 Class EI
07/25/31	3.500%	3,613,856	431,496
CMO IO Series 2012-134 Class AI
07/25/40	3.500%	15,381,144	2,248,440
CMO IO Series 2012-144 Class HI
07/25/42	3.500%	3,395,360	441,781
CMO IO Series 2012-40 Class IP
09/25/40	4.000%	16,360,537	1,991,706
CMO IO Series 2012-96 Class CI
04/25/39	3.500%	7,032,535	669,317
CMO IO Series 2013-1 Class AI
02/25/43	3.500%	3,739,996	726,777
CMO IO Series 2013-1 Class BI
02/25/40	3.500%	11,224,629	1,132,903
CMO IO Series 2013-10 Class AI
11/25/41	3.500%	14,926,379	1,759,232
CMO IO Series 2013-16 Class IO
01/25/40	3.500%	9,222,377	1,218,476
CMO IO Series 2013-41 Class IY
05/25/40	3.500%	20,704,579	2,244,151
CMO IO Series 2013-6 Class MI
02/25/40	3.500%	10,259,022	1,459,868

Federal National Mortgage Association(c)
01/23/32	2.500%	55,000,000	55,087,010
01/18/47	3.000%	109,000,000	108,282,104

Residential Mortgage-Backed Securities — Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
01/18/47	3.500%	64,000,000	65,595,002
01/18/47	4.000%	59,000,000	62,027,207

Federal National Mortgage Association(d)
05/01/39	4.500%	6,159,617	6,685,571

Government National Mortgage Association
03/15/18	7.000%	35,681	36,168
03/15/29 - 03/15/33	6.000%	104,786	118,789
08/20/40	5.000%	7,800,115	8,587,077
07/20/41	4.500%	10,703,703	11,536,317

Government National Mortgage Association(a)(b)
CMO IO Series 2014-131 Class BS
09/16/44	5.493%	3,878,759	969,775
CMO IO Series 2015-144 Class SA
10/20/45	5.461%	9,252,415	2,208,405
CMO IO Series 2016-108 Class SN
08/20/46	5.341%	5,750,887	1,452,827

Government National Mortgage Association(b)
CMO IO Series 2012-121 Class PI
09/16/42	4.500%	5,450,341	1,021,037
CMO IO Series 2012-129 Class AI
08/20/37	3.000%	7,580,478	633,275
CMO IO Series 2014-131 Class EI
09/16/39	4.000%	7,201,583	1,152,231

Government National Mortgage Association(c)
01/24/47	3.000%	30,000,000	30,375,585
01/24/47	3.500%	30,000,000	31,185,351

Total Residential Mortgage-Backed Securities — Agency
(Cost: $1,281,689,877)			1,263,785,655

Residential Mortgage-Backed Securities — Non-Agency 12.3%
ASG Resecuritization Trust(a)(e)
CMO Series 2013-2 Class 1A60
12/28/35	3.229%	847,132	845,294
CMO Series 2013-2 Class 2A70
11/28/35	3.278%	1,631,742	1,634,946

American Mortgage Trust Series 2093-3 Class 3A(a)(f)
07/27/23	8.188%	703	426

BCAP LLC Trust(a)(e)
07/26/36	3.079%	1,483,289	1,465,403
CMO Series 2010-RR13 Class 1A1
06/27/37	5.559%	6,402,328	6,359,127
CMO Series 2013-RR3 Class 6A5
03/26/36	3.090%	2,661,434	2,603,715
CMO Series 2013-RR5 Class 4A1
09/26/36	3.000%	1,853,904	1,843,721
CMO Series 2014-RR3 Class 3A1
07/26/36	0.675%	1,129,127	1,100,751
Series 2012-RR10 Class 2A1
09/26/36	3.022%	2,126,238	2,128,652

BCAP LLC Trust(e)
CMO Series 2012-RR11 Class 3A2
04/26/36	4.000%	4,192,145	4,212,874

The accompanying Notes to Financial Statements are an integral part of this statement.

8	Annual Report 2016

COLUMBIA VARIABLE PORTFOLIO – U.S. GOVERNMENT MORTGAGE FUND

PORTFOLIO OF INVESTMENTS (continued)

December 31, 2016

Residential Mortgage-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 2012-RR11 Class 4A2
03/26/37	4.000%	1,632,124	1,632,964
CMO Series 2012-RR11 Class 9A2
07/26/37	4.000%	2,785,991	2,787,000
CMO Series 2012-RR12 Class 3A2
06/26/37	4.000%	4,439,985	4,394,669
Series 2013-RR1 Class 10A1
10/26/36	3.000%	1,555,202	1,559,226

Bayview Opportunity Master Fund IIIa Trust CMO Series 2016-RN3 Class A1(e)
09/28/31	3.598%	3,646,228	3,646,536

Bayview Opportunity Master Fund Trust CMO Series 2016-LT1 Class A1(e)
10/28/31	3.475%	2,937,227	2,925,624

CIM Trust CMO Series 2015-3AG Class A2(a)(e)
10/25/57	4.271%	5,000,000	5,224,940

COLT Mortgage Loan Trust(a)(e)
CMO Series 2016-2 Class A2
09/25/46	3.250%	3,338,772	3,355,271

COLT Mortgage Loan Trust(e)
CMO Series 2016-1 Class A2
05/25/46	3.500%	1,476,170	1,480,783

CSMC Trust CMO Series 2015-RPL1 Class A2(a)(e)
02/25/57	4.687%	7,000,000	6,860,618

Citigroup Mortgage Loan Trust, Inc.(a)(e)
CMO Series 2010-7 Class 3A4
12/25/35	5.528%	300,000	301,681
CMO Series 2012-7 Class 12A1
03/25/36	3.003%	1,452,027	1,440,811
CMO Series 2013-2 Class 1A1
11/25/37	3.150%	2,106,419	2,105,930
CMO Series 2014-A Class B2
01/25/35	5.462%	2,713,737	2,776,292
CMO Series 2014-C Class A
02/25/54	3.250%	1,089,732	1,046,037
CMO Series 2015-A Class B3
06/25/58	4.500%	2,891,369	2,685,220

Citigroup Mortgage Loan Trust, Inc.(e)
CMO Series 2015-RP2 Class B2
01/25/53	4.250%	3,807,220	3,646,860

Comfed Savings Bank CMO Series 1987-1 Class A(a)
01/25/18	4.112%	340	316

Credit Suisse Mortgage Capital Certificates(a)(e)
04/27/37	5.949%	2,582,817	2,570,898
CMO Series 2012-6R Class 1A1
11/26/37	3.150%	1,450,030	1,452,532
CMO Series 2013-7R Class 3A1
02/26/35	3.193%	4,470,995	4,354,489
CMO Series 2014-RPL4 Class A1
08/25/62	3.625%	816,458	829,403
CMO Series 2014-RPL4 Class A2
08/25/62	4.804%	4,000,000	3,884,551

Residential Mortgage-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Credit Suisse Mortgage Capital Certificates(e)
CMO Series 2010-9R Class 10A5
04/27/37	4.000%	4,900,590	4,875,228
CMO Series 2010-9R Class 7A5
05/27/37	4.000%	2,906,862	2,897,509
Series 2014-2R Class 17A1
04/27/37	2.500%	840,664	836,717

Credit Suisse Securities (USA) LLC(a)(e)
CMO Series 2014-RPL1 Class A1
02/25/54	3.250%	9,945,250	9,902,671

Credit Suisse Securities (USA) LLC(e)
CMO Series 2014-RPL1 Class A3
02/25/54	4.150%	5,650,000	5,632,058

Jefferies Resecuritization Trust CMO Series 2014-R1 Class 1A1(e)
12/27/37	4.000%	880,510	880,085

Mill City Mortgage Trust(a)(e)
CMO Series 2015-1 Class M3
06/25/56	3.206%	5,000,000	4,572,896
Series 2015-1 Class M1
06/25/56	3.206%	3,000,000	2,839,967

NRPL Trust(a)(e)
Series 2014-1A Class A1
04/25/54	3.250%	3,846,820	3,907,327

NRPL Trust(e)
Series 2013-1A Class A
08/25/57	4.000%	5,240,056	5,214,903

New Residential Mortgage Loan Trust CMO IO Series 2014-1A Class AIO(a)(b)(e)
01/25/54	2.289%	43,255,863	2,444,402

Pretium Mortgage Credit Partners I LLC CMO Series 2016-NPL6 Class A1(e)
10/25/31	3.500%	3,908,110	3,911,977

RBSSP Resecuritization Trust(a)(e)
CMO Series 2012-1 Class 5A2
12/27/35	3.286%	4,100,000	3,659,323
CMO Series 2012-6 Class 3A1
04/26/36	0.753%	580,459	578,615

SGR Residential Mortgage Trust CMO Series 2016-1 Class A1(e)
11/25/46	3.750%	2,670,877	2,672,661

Vericrest Opportunity Loan Transferee LI LLC Series 2016-NP11 Class A1(e)
10/25/46	3.500%	4,451,988	4,451,876

Vericrest Opportunity Loan Transferee XXXV LLC CMO Series 2016-NPL9 Class A1(e)
09/25/46	3.500%	4,855,859	4,844,536

Total Residential Mortgage-Backed Securities — Non-Agency
(Cost: $146,122,192)			147,280,311

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016	9

COLUMBIA VARIABLE PORTFOLIO – U.S. GOVERNMENT MORTGAGE FUND

PORTFOLIO OF INVESTMENTS (continued)

December 31, 2016

Commercial Mortgage-Backed Securities — Agency 0.2%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Federal National Mortgage Association
10/01/19	4.420%	522,946	555,146
10/01/19	4.430%	1,286,549	1,366,157
01/01/20	4.570%	134,520	143,906
01/01/20	4.600%	225,007	240,909
05/01/24	5.030%	418,998	467,568

Total Commercial Mortgage-Backed Securities — Agency
(Cost: $2,584,002)			2,773,686

Commercial Mortgage-Backed Securities — Non-Agency 4.2%
American Homes 4 Rent(a)(e) Series 2014-SFR1 Class E
06/17/31	3.204%	6,500,000	6,423,442

American Homes 4 Rent(e) Series 2015-SFR1 Class F
04/17/52	5.885%	1,500,000	1,446,985

BHMS Mortgage Trust Series 2014-ATLS Class DFX(a)(e)
07/05/33	4.691%	6,500,000	6,367,316

Banc of America Merrill Lynch Commercial Mortgage Securities Trust Series 2013-DSNY Class F(a)(e)
09/15/26	4.204%	7,015,000	7,019,840

Hilton USA Trust(a)(e) Series 2016-HHV Class F
11/05/38	4.194%	12,000,000	9,217,447

Hilton USA Trust(e) Subordinated, Series 2016-SFP Class E
11/05/35	5.519%	1,000,000	966,482

Invitation Homes Trust Series 2015-SFR3 Class E(a)(e)
08/17/32	4.454%	3,000,000	3,010,030

JPMCC Re-REMIC Trust Series 2016-GG10 Class AMA(a)(e)
08/15/45	5.793%	10,000,000	10,104,012

JPMorgan Chase Commercial Mortgage Securities Trust Series 2011-C3 Class A4(e)
02/15/46	4.717%	175,000	188,508

ORES NPL LLC Series 2014-LV3 Class B(e)
03/27/24	6.000%	4,966,946	4,966,946

VFC LLC Subordinated, Series 2015-3 Class B(e)
12/20/31	4.750%	274,209	274,209

Total Commercial Mortgage-Backed Securities — Non-Agency
(Cost: $50,217,344)			49,985,217

Asset-Backed Securities — Agency —%
United States Small Business Administration Series 2001-20H Class 1
08/01/21	6.340%	18,591	19,729

Total Asset-Backed Securities — Agency
(Cost: $18,591)			19,729

Asset-Backed Securities — Non-Agency 3.8%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Apidos CLO XXII Series 2015-22A Class D(a)(e)
10/20/27	6.881%	1,000,000	955,468

Ares CLO Ltd. Series 2014-1A Class B(a)(e)
04/17/26	3.680%	3,750,000	3,750,214

Carlyle Global Market Strategies CLO Ltd. Series 2016-1A Class C(a)(e)
04/20/27	5.781%	2,000,000	2,020,514

Carlyle Global Market Strategies CLO Series 2013-1A Class B(a)(e)
02/14/25	4.002%	3,600,000	3,602,552

Conn’s Receivables Funding LLC(e)
Series 2015-A Class A
09/15/20	4.565%	387,281	387,449
Series 2016-A Class A
04/16/18	4.680%	1,257,353	1,260,086
Series 2016-B Class A
10/15/18	3.730%	1,110,029	1,112,770
Series 2016-B Class B
03/15/19	7.340%	3,000,000	3,016,303

Madison Park Funding Ltd.(a)(e)
10/21/26	3.881%	6,000,000	6,027,540

Nomad CLO Ltd. Series 2013-1A Class B(a)(e)
01/15/25	3.830%	6,000,000	6,000,270

OHA Credit Partners VIII Ltd. Series 2013-8A Class B(a)(e)
04/20/25	2.531%	5,000,000	4,960,780

Octagon Investment Partners 27 Ltd. Series 2016-1A Class C(a)(e)
07/15/27	3.662%	2,500,000	2,520,942

Octagon Investment Partners XXVI Ltd. Series 2016-1A Class D(a)(e)
04/15/27	5.830%	4,000,000	4,038,188

Panhandle-Plains Higher Education Authority, Inc. Series 2011-2 Class A1(a)
07/01/21	1.498%	127,804	127,742

SLM Private Education Loan Trust Series 2012-A Class A1(a)(e)
08/15/25	2.104%	98,130	98,211

SoFi Professional Loan Program LLC(e)(g)
Series 2015-D Class RC
10/26/37	0.000%	3	2,253,667
Series 2016-A Class RPO
01/25/38	0.000%	3	2,135,621
Series 2016-B Class RC
04/25/37	0.000%	2	1,179,408

Total Asset-Backed Securities — Non-Agency
(Cost: $43,826,105)			45,447,725

The accompanying Notes to Financial Statements are an integral part of this statement.

10	Annual Report 2016

COLUMBIA VARIABLE PORTFOLIO – U.S. GOVERNMENT MORTGAGE FUND

PORTFOLIO OF INVESTMENTS (continued)

December 31, 2016

Options Purchased Puts 0.7%
Issuer	Notional ($)/ Contracts	Exercise Price	Expiration Date	Value ($)
Put — OTC 5-Year Interest Rate Swap(h)
	250,000,000	2.00	07/16/18	7,522,550

Put — OTC 5-Year Interest Rate Swap(h)
	300,000,000	3.25	08/18/17	498,960

Put — OTC 5-Year Interest Rate Swap(h)
	100,000,000	4.00	08/17/17	33,980

Total Options Purchased Puts (Cost: $12,662,500)				8,055,490

Money Market Funds 5.3%
	Shares	Value ($)

Columbia Short-Term Cash Fund, 0.594%(j)(k)	63,072,558	63,072,558

Total Money Market Funds (Cost: $63,072,558)		63,072,558

Total Investments (Cost: $1,600,193,169)		1,580,420,371

Other Assets & Liabilities, Net		(384,112,696)

Net Assets		1,196,307,675

At December 31, 2016, securities and cash totaling $3,641,919 were pledged as collateral.

Investments in Derivatives

Futures Contracts Outstanding at December 31, 2016

Long Futures Contracts Outstanding

Contract Description	Number of Contracts	Trading Currency	Notional Market Value ($)	Expiration Date	Unrealized Appreciation ($)	Unrealized (Depreciation) ($)
U.S. Treasury 2-Year Note	114	USD	24,702,375	03/2017	—	(23,317)
U.S. Treasury 5-Year Note	979	USD	115,193,118	03/2017	—	(397,080)

Total			139,895,493		—	(420,397)

Short Futures Contracts Outstanding

Contract Description	Number of Contracts	Trading Currency	Notional Market Value ($)	Expiration Date	Unrealized Appreciation ($)	Unrealized (Depreciation) ($)
U.S. Long Bond	(14)	USD	(2,109,188)	03/2017	16,421	—
U.S. Treasury 10-Year Note	(797)	USD	(99,052,156)	03/2017	—	(680,470)

Total			(101,161,344)		16,421	(680,470)

Open Options Contracts Written at December 31, 2016

Issuer	Puts/Calls	Trading Currency	Number of Contracts	Exercise Price	Premium Received ($)	Expiration Date	Value ($)
Put — OTC 5-Year Interest Rate Swap(i)	Put	USD	(90,000,000)	2.00	(504,000)	02/21/2017	(544,167)
Put — OTC 5-Year Interest Rate Swap(i)	Put	USD	(210,000,000)	2.20	(1,365,000)	03/14/2017	(821,919)

Total							(1,366,086)

Cleared Credit Default Swap Contracts Outstanding at December 31, 2016

Buy Protection

Counterparty	Reference Entity	Expiration Date	Pay Fixed Rate (%)	Notional Currency	Notional Amount	Unrealized Appreciation ($)	Unrealized Depreciation ($)
Morgan Stanley	Markit CDX North America High Yield Index, Series 27	12/20/2021	5.000	USD	13,000,000	—	(345,446)

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016	11

COLUMBIA VARIABLE PORTFOLIO – U.S. GOVERNMENT MORTGAGE FUND

PORTFOLIO OF INVESTMENTS (continued)

December 31, 2016

Credit Default Swap Contracts Outstanding at December 31, 2016

Sell Protection

Counterparty	Reference Entity	Expiration Date	Receive Fixed Rate (%)	Implied Credit Spread (%)*	Notional Currency	Notional Amount	Market Value ($)	Premium Received ($)	Periodic Payments Receivable (Payable) ($)	Unrealized Appreciation ($)	Unrealized Depreciation ($)
Credit Suisse	Markit CMBX North America Index, Series 7 BBB-	01/17/2047	3.000	4.019	USD	(5,000,000)	(286,500)	(457,906)	2,501	173,907	—

JPMorgan	Markit CMBX North America Index, Series 7 BBB-	01/17/2047	3.000	4.019	USD	(6,000,000)	(343,800)	(552,066)	3,000	211,266	—

Morgan Stanley	Markit CMBX North America Index, Series 6 BBB-	05/11/2063	3.000	4.189	USD	(4,250,000)	(243,525)	(259,421)	2,125	18,021	—

Morgan Stanley	Markit CMBX North America Index, Series 7 BBB-	01/17/2047	3.000	4.019	USD	(4,800,000)	(275,040)	(564,758)	2,400	292,118	—
Total								(1,834,151)		695,312	—

*	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

Notes to Portfolio of Investments

(a)	Variable rate security.

(b)	Interest Only (IO) represents the right to receive the monthly interest payments on an underlying pool of mortgage loans.

(c)	Security, or a portion thereof, has been purchased on a when-issued or delayed delivery basis.

(d)	This security or a portion of this security has been pledged as collateral in connection with derivative contracts.

(e)	Represents privately placed and other securities and instruments exempt from SEC registration (collectively, private placements), such as Section 4(a)(2) and Rule 144A eligible securities, which are often sold only to qualified institutional buyers. The Fund may invest in private placements determined to be liquid as well as those determined to be illiquid. Private placements may be determined to be liquid under guidelines established by the Fund’s Board of Trustees. At December 31, 2016, the value of these securities amounted to $242,584,769 or 20.28% of net assets.

(f)	Represents fair value as determined in good faith under procedures approved by the Board of Trustees. At December 31, 2016, the value of these securities amounted to $426, which represents less than 0.01% of net assets.

(g)	Zero coupon bond.

(h)	Purchased swaption contracts outstanding at December 31, 2016:

Description	Counterparty	Fund Receives	Fund Pays	Exercise Rate (%)	Expiration Date	Notional Amount ($)	Premium Paid ($)	Market Value ($)
Put — OTC 5-Year Interest Rate Swap	Barclays	3-Month USD LIBOR BBA	Fixed rate of 3.250%	3.250	08/22/2022	300,000,000	7,935,000	498,960

Put — OTC 5-Year Interest Rate Swap	Citi	3-Month USD LIBOR BBA	Fixed rate of 2.000%	2.000	07/18/2023	250,000,000	2,525,000	7,522,550

Put — OTC 5-Year Interest Rate Swap	JPMorgan	3-Month USD LIBOR BBA	Fixed rate of 4.000%	4.000	08/19/2022	100,000,000	2,202,500	33,980

Total							12,662,500	8,055,490

The accompanying Notes to Financial Statements are an integral part of this statement.

12	Annual Report 2016

COLUMBIA VARIABLE PORTFOLIO – U.S. GOVERNMENT MORTGAGE FUND

PORTFOLIO OF INVESTMENTS (continued)

December 31, 2016

Notes to Portfolio of Investments (continued)

(i)	Written swaption contracts outstanding at December 31, 2016:

Description	Counterparty	Fund Receives	Fund Pays	Exercise Rate (%)	Expiration Date	Notional Amount ($)	Premium Received ($)	Market Value ($)
Put — OTC 5-Year Interest Rate Swap	Citi	Fixed rate of 2.200%	3-Month USD LIBOR BBA	2.200	03/16/2022	(210,000,000)	(1,365,000)	(821,919)

Put — OTC 5-Year Interest Rate Swap	Morgan Stanley	Fixed rate of 2.000%	3-Month USD LIBOR BBA	2.000	02/21/2022	(90,000,000)	(504,000)	(544,167)

Total							(1,869,000)	(1,366,086)

(j)	The rate shown is the seven-day current annualized yield at December 31, 2016.

(k)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended December 31, 2016 are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds From Sales ($)	Realized Gain (Loss) ($)	Ending Cost ($)	Dividends — Affiliated Issuers ($)	Value ($)
Columbia Short-Term Cash Fund	47,174,044	640,047,137	(624,148,886)	263	63,072,558	147,243	63,072,558

Abbreviation Legend

CMO	Collateralized Mortgage Obligation
STRIPS	Separate Trading of Registered Interest and Principal Securities

Currency Legend

USD	US Dollar

Fair Value Measurements

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

∎

Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

∎	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

∎	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Certain investments that have been measured at fair value using the net asset value (NAV) per share (or its equivalent) are not categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to reconcile the fair value hierarchy to the amounts presented in the Portfolio of Investments. The Columbia Short-Term Cash Fund seeks to provide shareholders with maximum current income consistent with liquidity and stability of principal. Columbia Short-Term Cash Fund prices its shares with a floating NAV and no longer seeks to maintain a stable NAV.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016	13

COLUMBIA VARIABLE PORTFOLIO – U.S. GOVERNMENT MORTGAGE FUND

PORTFOLIO OF INVESTMENTS (continued)

December 31, 2016

Fair Value Measurements (continued)

Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The following table is a summary of the inputs used to value the Fund’s investments at December 31, 2016:

	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Investments

Residential Mortgage-Backed Securities — Agency	—	1,263,785,655	—	1,263,785,655

Residential Mortgage-Backed Securities — Non-Agency	—	137,911,538	9,368,773	147,280,311

Commercial Mortgage-Backed Securities — Agency	—	2,773,686	—	2,773,686

Commercial Mortgage-Backed Securities — Non-Agency	—	49,985,217	—	49,985,217

Asset-Backed Securities — Agency	—	19,729	—	19,729

Asset-Backed Securities — Non-Agency	—	39,879,029	5,568,696	45,447,725

Options Purchased Puts	—	8,055,490	—	8,055,490

Total Investments	—	1,502,410,344	14,937,469	1,517,347,813

Investments measured at net asset value

Money Market Funds	—	—	—	63,072,558

Total Investments	—	1,502,410,344	14,937,469	1,580,420,371

Derivatives

Assets

Futures Contracts	16,421	—	—	16,421

Swap Contracts	—	695,312	—	695,312

Liabilities

Futures Contracts	(1,100,867)	—	—	(1,100,867)

Options Contracts Written	—	(1,366,086)	—	(1,366,086)

Swap Contracts	—	(345,446)	—	(345,446)

Total	(1,084,446)	1,501,394,124	14,937,469	1,578,319,705

The accompanying Notes to Financial Statements are an integral part of this statement.

14	Annual Report 2016

COLUMBIA VARIABLE PORTFOLIO – U.S. GOVERNMENT MORTGAGE FUND

PORTFOLIO OF INVESTMENTS (continued)

December 31, 2016

Fair Value Measurements (continued)

See the Portfolio of Investments for all investment classifications not indicated in the table.

The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets.

Futures contracts and swap contracts are valued at unrealized appreciation (depreciation).

There were no transfers of financial assets between Levels 1 and 2 during the period.

The following table is a reconciliation of Level 3 assets for which significant observable and unobservable inputs were used to determine fair value:

	Residential Mortgage-Backed Securities — Non-Agency ($)	Asset-Backed Securities — Non-Agency ($)	Commercial Mortgage-Backed Securities — Non-Agency	Total ($)
Balance as of December 31, 2015	39,088,934	2,000,000	1,153,359	42,242,293

Increase (decrease) in accrued discounts/premiums	(36,798)	—	—	(36,798)

Realized gain (loss)	10,273	—	—	10,273

Change in unrealized appreciation (depreciation)(a)	120,466	1,028,696	1,155	1,150,317

Sales	(19,918,131)	—	(1,154,514)	(21,072,645)

Purchases	4,903,782	2,540,000	—	7,443,782

Transfers into Level 3	—	—	—	—

Transfers out of Level 3	(14,799,753)	—	—	(14,799,753)

Balance as of December 31, 2016	9,368,773	5,568,696	—	14,937,469

(a)	Change in unrealized appreciation (depreciation) relating to securities held at December 31, 2016 was $1,058,597, which is comprised of Residential Mortgage-Backed Securities — Non-Agency of $29,901 and Asset-Backed Securities — Non-Agency of $1,028,696.

The Fund’s assets assigned to the Level 3 category are valued utilizing the valuation technique deemed the most appropriate in the circumstances. Certain senior loans, foreign government obligations, and residential mortgage backed securities classified as Level 3 securities are valued using the market approach and utilize single market quotations from broker dealers which may have included, but were not limited to, observable transactions for identical or similar assets in the market and the distressed nature of the security. The appropriateness of fair values for these securities is monitored on an ongoing basis which may include results of back testing, manual price reviews and other control procedures. Significant increases (decreases) to any of these inputs would result in a significantly lower (higher) fair value measurement.

Financial assets were transferred from Level 3 to Level 2 as observable market inputs were utilized and management determined that there was sufficient, reliable and observable market data to value these assets as of period end.

Financial Assets were transferred from Level 2 to Level 3 due to utilizing a single market quotation from a broker dealer. As a result, Management concluded that the market input(s) were generally unobservable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016	15

COLUMBIA VARIABLE PORTFOLIO – U.S. GOVERNMENT MORTGAGE FUND

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2016

Assets

Investments, at value

Unaffiliated issuers (identified cost $1,524,458,111)	$1,509,292,323

Affiliated issuers (identified cost $63,072,558)	63,072,558

Options purchased (identified cost $12,662,500)	8,055,490

Total investments (identified cost $1,600,193,169)	1,580,420,371

Cash collateral held at broker	2,524,000

Margin deposits	474,035

Unrealized appreciation on swap contracts	695,312

Receivable for:

Investments sold	97,689

Capital shares sold	184,907

Dividends	15,542

Interest	5,196,550

Variation margin	167,743

Prepaid expenses	4,535

Trustees’ deferred compensation plan	10,227

Total assets	1,589,790,911

Liabilities

Option contracts written, at value (premiums received $1,869,000)	1,366,086

Due to custodian	17,497

Premiums received on outstanding swap contracts	1,834,151

Payable for:

Investments purchased on a delayed delivery basis	386,260,195

Capital shares purchased	3,051,920

Variation margin	295,005

Management services fees	421,402

Distribution and/or service fees	19,621

Transfer agent fees	59,443

Compensation of board members	82,316

Chief compliance officer expenses	281

Other expenses	65,092

Trustees’ deferred compensation plan	10,227

Total liabilities	393,483,236

Net assets applicable to outstanding capital stock	$1,196,307,675

Represented by

Paid-in capital	$1,190,331,278

Undistributed net investment income	29,631,475

Accumulated net realized loss	(3,650,614)

Unrealized appreciation (depreciation) on:

Investments — unaffiliated issuers	(15,165,788)

Futures contracts	(1,084,446)

Options purchased	(4,607,010)

Options contracts written	502,914

Swap contracts	349,866

Total — representing net assets applicable to outstanding capital stock	$1,196,307,675

The accompanying Notes to Financial Statements are an integral part of this statement.

16	Annual Report 2016

COLUMBIA VARIABLE PORTFOLIO – U.S. GOVERNMENT MORTGAGE FUND

STATEMENT OF ASSETS AND LIABILITIES (continued)

December 31, 2016

Class 1

Net assets	$1,031,382,386

Shares outstanding	99,923,262

Net asset value per share	$10.32

Class 2

Net assets	$25,112,354

Shares outstanding	2,439,249

Net asset value per share	$10.30

Class 3

Net assets	$139,812,935

Shares outstanding	13,545,993

Net asset value per share	$10.32

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016	17

COLUMBIA VARIABLE PORTFOLIO – U.S. GOVERNMENT MORTGAGE FUND

STATEMENT OF OPERATIONS

Year Ended December 31, 2016

Net investment income

Income:

Dividends — affiliated issuers	$147,243

Interest	38,337,594

Total income	38,484,837

Expenses:

Management services fees	5,677,300

Distribution and/or service fees

Class 2	62,434

Class 3	187,690

Transfer agent fees

Class 1	697,697

Class 2	14,984

Class 3	90,089

Compensation of board members	34,378

Custodian fees	22,043

Printing and postage fees	41,563

Audit fees	37,842

Legal fees	19,458

Chief compliance officer expenses	281

Total expenses	6,885,759

Net investment income	31,599,078

Realized and unrealized gain (loss) — net

Net realized gain (loss) on:

Investments — unaffiliated issuers	7,831,562

Investments — affiliated issuers	263

Futures contracts	5,168,559

Options purchased	456,500

Options contracts written	1,861,800

Swap contracts	(14,407,003)

Net realized gain	911,681

Net change in unrealized appreciation (depreciation) on:

Investments — unaffiliated issuers	(992,916)

Futures contracts	(429,736)

Options purchased	4,866,199

Options contracts written	502,914

Swap contracts	1,196,070

Net change in unrealized appreciation	5,142,531

Net realized and unrealized gain	6,054,212

Net increase in net assets resulting from operations	$37,653,290

The accompanying Notes to Financial Statements are an integral part of this statement.

18	Annual Report 2016

COLUMBIA VARIABLE PORTFOLIO – U.S. GOVERNMENT MORTGAGE FUND

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2016	Year Ended December 31, 2015
Operations

Net investment income	$31,599,078	$39,998,768

Net realized gain	911,681	13,120,660

Net change in unrealized appreciation (depreciation)	5,142,531	(26,559,629)

Net increase in net assets resulting from operations	37,653,290	26,559,799

Distributions to shareholders

Net investment income

Class 1	(33,372,861)	(41,457,525)

Class 2	(645,842)	(679,269)

Class 3	(4,162,695)	(4,577,192)

Net realized gains

Class 1	(8,673,346)	(3,203,886)

Class 2	(183,862)	(57,190)

Class 3	(1,129,050)	(369,502)

Total distributions to shareholders	(48,167,656)	(50,344,564)

Decrease in net assets from capital stock activity	(217,052,294)	(407,187,719)

Total decrease in net assets	(227,566,660)	(430,972,484)

Net assets at beginning of year	1,423,874,335	1,854,846,819

Net assets at end of year	$1,196,307,675	$1,423,874,335

Undistributed net investment income	$29,631,475	$39,508,721

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016	19

COLUMBIA VARIABLE PORTFOLIO – U.S. GOVERNMENT MORTGAGE FUND

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Year Ended December 31, 2016		Year Ended December 31, 2015
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity

Class 1 shares

Subscriptions	3,031,140	31,679,683	3,757,464	40,122,695

Distributions reinvested	4,058,514	42,046,207	4,282,014	44,661,411

Redemptions	(26,876,308)	(281,373,971)	(43,958,276)	(468,493,534)

Net decrease	(19,786,654)	(207,648,081)	(35,918,798)	(383,709,428)

Class 2 shares

Subscriptions	589,425	6,163,418	587,915	6,191,219

Distributions reinvested	80,165	829,704	70,745	736,459

Redemptions	(583,652)	(6,099,363)	(691,487)	(7,287,681)

Net increase (decrease)	85,938	893,759	(32,827)	(360,003)

Class 3 shares

Subscriptions	870,854	9,155,897	255,123	2,681,737

Distributions reinvested	510,294	5,291,745	474,276	4,946,694

Redemptions	(2,367,639)	(24,745,614)	(2,894,053)	(30,746,719)

Net decrease	(986,491)	(10,297,972)	(2,164,654)	(23,118,288)

Total net decrease	(20,687,207)	(217,052,294)	(38,116,279)	(407,187,719)

The accompanying Notes to Financial Statements are an integral part of this statement.

20	Annual Report 2016

COLUMBIA VARIABLE PORTFOLIO – U.S. GOVERNMENT MORTGAGE FUND

FINANCIAL HIGHLIGHTS

The following tables are intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect any fees and expenses imposed under your Contract and/or Qualified Plan, as applicable; such fees and expenses would reduce the total returns for all periods shown. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

	Year Ended December 31,
Class 1	2016	2015	2014	2013	2012
Per share data
Net asset value, beginning of period	$10.42	$10.62	$10.22	$10.49	$10.43

Income from investment operations:

Net investment income	0.25	0.26	0.26	0.20	0.10

Net realized and unrealized gain (loss)	0.03	(0.12)	0.34	(0.39)	0.08

Total from investment operations	0.28	0.14	0.60	(0.19)	0.18

Less distributions to shareholders:

Net investment income	(0.30)	(0.32)	(0.20)	(0.08)	(0.12)

Net realized gains	(0.08)	(0.02)	—	—	—

Total distributions to shareholders	(0.38)	(0.34)	(0.20)	(0.08)	(0.12)

Net asset value, end of period	$10.32	$10.42	$10.62	$10.22	$10.49

Total return	2.71%	1.34%	5.92%	(1.83%)	1.69%

Ratios to average net assets(a)

Total gross expenses	0.50%	0.50%	0.49%	0.49%	0.50%

Total net expenses(b)	0.50%	0.50%	0.49%	0.49%	0.50%

Net investment income	2.38%	2.45%	2.48%	1.94%	0.92%

Supplemental data

Net assets, end of period (in thousands)	$1,031,382	$1,247,913	$1,652,306	$1,731,407	$1,243,687

Portfolio turnover	333%	356%	300%	433%	238%

Notes to Financial Highlights

(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016	21

COLUMBIA VARIABLE PORTFOLIO – U.S. GOVERNMENT MORTGAGE FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended December 31,
Class 2	2016	2015	2014	2013	2012
Per share data
Net asset value, beginning of period	$10.40	$10.59	$10.20	$10.46	$10.39

Income from investment operations:

Net investment income	0.22	0.23	0.23	0.16	0.07

Net realized and unrealized gain (loss)	0.04	(0.10)	0.33	(0.37)	0.08

Total from investment operations	0.26	0.13	0.56	(0.21)	0.15

Less distributions to shareholders:

Net investment income	(0.28)	(0.30)	(0.17)	(0.05)	(0.08)

Net realized gains	(0.08)	(0.02)	—	—	—

Total distributions to shareholders	(0.36)	(0.32)	(0.17)	(0.05)	(0.08)

Net asset value, end of period	$10.30	$10.40	$10.59	$10.20	$10.46

Total return	2.45%	1.19%	5.57%	(1.99%)	1.47%

Ratios to average net assets(a)

Total gross expenses	0.75%	0.75%	0.74%	0.74%	0.75%

Total net expenses(b)	0.75%	0.75%	0.74%	0.74%	0.75%

Net investment income	2.13%	2.20%	2.23%	1.59%	0.65%

Supplemental data

Net assets, end of period (in thousands)	$25,112	$24,470	$25,273	$26,089	$32,395

Portfolio turnover	333%	356%	300%	433%	238%

Notes to Financial Highlights

(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

22	Annual Report 2016

COLUMBIA VARIABLE PORTFOLIO – U.S. GOVERNMENT MORTGAGE FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended December 31,
Class 3	2016	2015	2014	2013	2012
Per share data
Net asset value, beginning of period	$10.42	$10.62	$10.22	$10.49	$10.42

Income from investment operations:

Net investment income	0.24	0.25	0.25	0.18	0.08

Net realized and unrealized gain (loss)	0.03	(0.12)	0.34	(0.39)	0.09

Total from investment operations	0.27	0.13	0.59	(0.21)	0.17

Less distributions to shareholders:

Net investment income	(0.29)	(0.31)	(0.19)	(0.06)	(0.10)

Net realized gains	(0.08)	(0.02)	—	—	—

Total distributions to shareholders	(0.37)	(0.33)	(0.19)	(0.06)	(0.10)

Net asset value, end of period	$10.32	$10.42	$10.62	$10.22	$10.49

Total return	2.58%	1.21%	5.78%	(1.96%)	1.62%

Ratios to average net assets(a)

Total gross expenses	0.62%	0.62%	0.62%	0.62%	0.63%

Total net expenses(b)	0.62%	0.62%	0.62%	0.62%	0.63%

Net investment income	2.25%	2.33%	2.35%	1.69%	0.78%

Supplemental data

Net assets, end of period (in thousands)	$139,813	$151,492	$177,268	$206,903	$304,109

Portfolio turnover	333%	356%	300%	433%	238%

Notes to Financial Highlights

(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016	23

COLUMBIA VARIABLE PORTFOLIO – U.S. GOVERNMENT MORTGAGE FUND

NOTES TO FINANCIAL STATEMENTS

December 31, 2016

Note 1. Organization

Columbia Variable Portfolio — U.S. Government Mortgage Fund (the Fund), a series of Columbia Funds Variable Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund offers Class 1, Class 2 and Class 3 shares to separate accounts funding variable annuity contracts and variable life insurance policies (collectively, Contracts) issued by affiliated and unaffiliated life insurance companies as well as qualified pension and retirement plans (Qualified Plans) and other qualified institutional investors (Qualified Investors) authorized by Columbia Management Investment Distributors, Inc. (the Distributor). You may not buy (nor will you own) shares of the Fund directly. You may invest by participating in a Qualified Plan or by buying a Contract and making allocations to the Fund. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own cost structure and other features.

Note 2. Summary of Significant Accounting Policies

Basis of Preparation

The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services — Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation

Debt securities generally are valued by pricing services approved by the Board of Trustees based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques that take into account, as applicable, factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as approved independent broker-dealer quotes. Debt securities for which quotations are not readily available or not believed to be reflective of market value may also be valued based upon a bid quote from an approved independent broker-dealer. Debt securities maturing in 60 days or less are valued primarily at amortized cost value, unless this method results in a valuation that management believes does not approximate market value.

Asset- and mortgage-backed securities are generally valued by pricing services, which utilize pricing models that incorporate the securities’ cash flow and loan performance data. These models also take into account available market data, including trades, market quotations, and benchmark yield curves for identical or similar securities. Factors used to identify similar securities may include, but are not limited to, issuer, collateral type, vintage, prepayment speeds, collateral performance, credit ratings, credit enhancement and expected life. Asset-backed securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quote from an approved independent broker-dealer.

Investments in open-end investment companies, including money market funds, are valued at their latest net asset value.

Futures and options on futures contracts are valued based upon the settlement price at the close of regular trading on their principal exchanges or, in the absence of transactions, at the mean of the latest quoted bid and ask prices.

Option contracts are valued at the mean of the latest quoted bid and asked prices on their primary exchanges. Option contracts, including over-the-counter option contracts, with no readily available market quotations are valued using quotes obtained from independent brokers as of the close of the New York Stock Exchange.

24	Annual Report 2016

COLUMBIA VARIABLE PORTFOLIO – U.S. GOVERNMENT MORTGAGE FUND

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2016

Swap transactions are valued through an independent pricing service or broker, or if neither is available, through an internal model based upon observable inputs.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security.

The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.

GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.

Derivative Instruments

The Fund invests in certain derivative instruments, as detailed below, to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more securities, currencies, commodities, indices, or other assets or instruments. Derivatives may be used to increase investment flexibility (including to maintain cash reserves while maintaining desired exposure to certain assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligations under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell or terminate, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.

A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform its obligations under the contract. The Fund’s risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty, plus any replacement costs or related amounts. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the clearinghouse or central counterparty (CCP) provides some protection in the case of clearing member default. The clearinghouse or CCP stands between the buyer and the seller of the contract; therefore, additional counterparty credit risk is failure of the clearinghouse or CCP. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker’s customer account. While brokers are required to segregate customer margin from their own assets, in the event that a broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker for all its clients, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s customers (including the Fund), potentially resulting in losses to the Fund.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivatives contract counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting), including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset or netting in bankruptcy, insolvency or other events.

Annual Report 2016	25

COLUMBIA VARIABLE PORTFOLIO – U.S. GOVERNMENT MORTGAGE FUND

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2016

Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the clearinghouse or CCP for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms are contract specific for over-the-counter derivatives. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

Certain ISDA Master Agreements allow counterparties of over-the-counter derivatives transactions to terminate derivatives contracts prior to maturity in the event the Fund’s net asset value declines by a stated percentage over a specified time period or if the Fund fails to meet certain terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty. The Fund also has termination rights if the counterparty fails to meet certain terms of the ISDA Master Agreement. In addition to considering counterparty credit risk, the Fund would consider terminating the derivatives contracts based on whether termination would result in a net liability owed from the counterparty.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.

Futures Contracts

Futures contracts are exchange-traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to manage the duration and yield curve exposure of the Fund versus the benchmark and to manage exposure to movements in interest rates. These instruments may be used for other purposes in future periods. Upon entering into futures contracts, the Fund bears risks that it may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.

Upon entering into a futures contract, the Fund deposits cash or securities with the broker, known as a futures commission merchant (FCM), in an amount sufficient to meet the initial margin requirement. The initial margin deposit must be maintained at an established level over the life of the contract. Cash deposited as initial margin is recorded in the Statement of Assets and Liabilities as margin deposits. Securities deposited as initial margin are designated in the Portfolio of Investments. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.

Options Contracts

Options are contracts which entitle the holder to purchase or sell securities or other identified assets at a specified price, or in the case of index option contracts, to receive or pay the difference between the index value and the strike price of the index option contract. Option contracts can be either exchange-traded or over-the-counter. The Fund purchased and wrote option contracts to manage interest rate and volatility exposure. These instruments may be used for other purposes in future periods. Completion of transactions for option contracts traded in the over-the-counter market depends upon the performance of the other party. Cash collateral may be collected or posted by the Fund to secure certain over-the-counter option contract trades. Cash collateral held or posted by the Fund for such option contract trades must be returned to the broker or the Fund upon closure, exercise or expiration of the contract.

Options contracts purchased are recorded as investments. When the Fund writes an options contract, the premium received is recorded as an asset and an amount equivalent to the premium is recorded as a liability in the Statement of Assets and Liabilities and is subsequently adjusted to reflect the current fair value of

26	Annual Report 2016

COLUMBIA VARIABLE PORTFOLIO – U.S. GOVERNMENT MORTGAGE FUND

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2016

the option written. Changes in the fair value of the written option are recorded as unrealized appreciation or depreciation until the contract is exercised or has expired. The Fund will realize a gain or loss when the option contract is closed or expires. When option contracts are exercised, the proceeds on sales for a written call or purchased put option contract, or the purchase cost for a written put or purchased call option contract, is adjusted by the amount of premium received or paid.

For over-the-counter options purchased, the Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by the Fund should the counterparty fail to perform under the contracts. Option contracts written by the Fund do not typically give rise to significant counterparty credit risk, as options written generally obligate the Fund and not the counterparty to perform. The risk in writing a call option contract is that the Fund gives up the opportunity for profit if the market price of the security increases above the strike price and the option contract is exercised. The risk in writing a put option contract is that the Fund may incur a loss if the market price of the security decreases below the strike price and the option contract is exercised. Exercise of a written option could result in the Fund purchasing or selling a security or foreign currency when it otherwise would not, or at a price different from the current market value. In purchasing and writing options, the Fund bears the risk of an unfavorable change in the value of the underlying instrument or the risk that the Fund may not be able to enter into a closing transaction due to an illiquid market.

Contracts and premiums associated with options contracts written for the year ended December 31, 2016 are as follows:

	Calls		Puts
	Contracts	Premiums ($)	Contracts	Premiums ($)
Balance at December 31, 2015	—	—	—	—
Opened	(160,000,000)	(960,000)	(500,000,000)	(3,534,000)
Closed	160,000,000	960,000	—	—
Expired	—	—	200,000,000	1,665,000
Exercised	—	—	—	—

Balance at December 31, 2016	—	—	(300,000,000)	(1,869,000)

Swap Contracts

Swap contracts are negotiated in the over-the-counter market and may be entered into as a bilateral contract or centrally cleared (centrally cleared swap contract). In a centrally cleared swap contract, immediately following execution of the swap contract with a broker, the swap contract is novated to a central counterparty (the CCP) and the CCP becomes the Fund’s counterparty to the centrally cleared swap contract. The Fund is required to deposit initial margin with the futures commission merchant (FCM), which pledges it through to the CCP in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap contract. Securities deposited as initial margin are designated in the Portfolio of Investments and cash deposited is recorded in the Statement of Assets and Liabilities as margin deposits. Unlike a bilateral swap contract, for centrally cleared swap contracts, the Fund has minimal credit exposure to the FCM because the CCP stands between the Fund and the relevant buyer/seller on the other side of the contract. Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). The daily change in valuation of centrally cleared swap contracts, if any, is recorded as a receivable or payable for variation margin in the Statement of Assets and Liabilities.

Entering into these contracts involves, to varying degrees, elements of interest, liquidity and counterparty credit risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there may be unfavorable changes in interest rates, market conditions or other conditions, it may be difficult to initiate a swap transaction or liquidate a position at an advantageous time or price which may result in significant losses, and that the FCM or CCP may not fulfill its obligation under the contract.

Credit Default Swap Contracts

The Fund entered into credit default swap contracts to increase or decrease its credit exposure to an index and to manage credit risk exposure. These instruments may be used for other purposes in future periods. Credit default swap contracts are agreements in which one party pays fixed periodic payments to a counterparty in consideration for an agreement from the counterparty to make a specific payment should a specified credit event(s) take place. Although specified credit events are contract specific, credit events are generally defined as bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium.

As the purchaser of a credit default swap contract, the Fund purchases protection by paying a periodic interest rate on the notional amount to the counterparty. The interest amount is accrued daily as a component of

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COLUMBIA VARIABLE PORTFOLIO – U.S. GOVERNMENT MORTGAGE FUND

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2016

unrealized appreciation (depreciation) and is recorded as a realized loss upon payment. If a credit event as specified in the contract occurs, the Fund may have the option either to deliver the reference obligation to the seller in exchange for a cash payment of its par amount, or to receive a net cash settlement equal to the par amount less an agreed-upon value of the reference obligation as of the date of the credit event. The difference between the value of the obligation or cash delivered and the notional amount received will be recorded as a realized gain (loss).

As the seller of a credit default swap contract, the Fund sells protection to a buyer and will generally receive a periodic interest rate on a notional amount. The interest amount is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as a realized gain upon receipt of the payment. If a credit event as specified in the contract with the counterparty occurs, the Fund may either be required to accept the reference obligation from the buyer in exchange for a cash payment of its notional amount, or to pay the buyer a net cash settlement equal to the notional amount less an agreed-upon value of the reference obligation (recovery value) as of the date of the credit event. The difference between the value of the obligation or cash received and the notional amount paid will be recorded as a realized gain (loss). The maximum potential amount of undiscounted future payments the Fund could be required to make as the seller of protection under a credit default swap contract is equal to the notional amount of the reference obligation. These potential amounts may be partially offset by any recovery values of the respective reference obligations or premiums received upon entering into the agreement. The notional amounts and market values of all credit default swap contracts in which the Fund is the seller of protection, if any, are disclosed in the Credit Default Swap Contracts Outstanding schedule following the Portfolio of Investments. These potential amounts may be partially offset by any recovery values of the respective reference obligations or premiums received upon entering into the agreement.

As a protection seller, the Fund bears the risk of loss from the credit events specified in the contract with the counterparty. For credit default swap contracts on credit indices, quoted market prices and resulting market values serve as an indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the reference entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the contract.

Any premium paid or received by the Fund upon entering into a credit default swap contract is recorded as an asset or liability, respectively, and amortized daily as a component of realized gain (loss) in the Statement of Operations. Credit default swap contracts are valued daily, and the change in value is recorded as unrealized appreciation (depreciation) until the termination of the swap, at which time a realized gain (loss) is recorded.

Credit default swap contracts can involve greater risks than if a fund had invested in the reference obligation directly since, in addition to general market risks, credit default swaps are subject to counterparty credit risk, leverage risk, hedging risk, correlation risk and liquidity risk.

Interest Rate Swaption Contracts

Interest rate swaption contracts entered into by the Fund typically represent an option that gives the purchaser the right, but not the obligation, to enter into an interest rate swap contract on a future date. Each interest rate swaption agreement will specify if the buyer is entitled to receive the fixed or floating rate if the interest rate is exercised. Changes in the value of a purchased interest rate swaption contracts are reported as unrealized appreciation or depreciation on options in the Statement of Assets and Liabilities. Gain or loss is recognized in the Statement of Operations when the interest rate swaption contract is closed or expires.

When the Fund writes an interest rate swaption contract, the premium received is recorded as an asset and an amount equivalent to the premium is recorded as a liability in the Statement of Assets and Liabilities and is subsequently adjusted to reflect the current fair value of the interest rate swaption contract written. Premiums received from writing interest rate swaption contracts that expire unexercised are recorded by the Fund on the expiration date as realized gains from options written in the Statement of Operations. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also recorded as realized gain, or if the premium is less than the amount paid for the closing purchase, as realized loss. These amounts are reflected as net realized gain (loss) on options written in the Statement of Operations.

Interest Rate Swap Contracts

The Fund entered into interest rate swap transactions which may include inflation rate swap contracts to manage interest rate and market risk exposure to

28	Annual Report 2016

COLUMBIA VARIABLE PORTFOLIO – U.S. GOVERNMENT MORTGAGE FUND

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2016

produce incremental earnings. These instruments may be used for other purposes in future periods. An interest rate swap is an agreement between two parties where there are two flows and payments are made between the two counterparties and the payments are dependent upon changes in an interest rate, inflation rate or inflation index calculated on a nominal amount. Interest rate swaps are agreements between two parties that involve the exchange of one type of interest rate for another type of interest rate cash flow on specified dates in the future, based on a predetermined, specified notional amount. Certain interest rate swaps are considered forward-starting, whereby the accrual for the exchange of cash flows does not begin until a specified date in the future. The net cash flow for a standard interest rate swap transaction is generally the difference between a floating market interest rate versus a fixed interest rate.

Interest rate swaps are valued daily and unrealized appreciation (depreciation) is recorded. Certain interest rate swaps may accrue periodic interest on a daily basis as a component of unrealized appreciation (depreciation); the Fund will realize a gain or loss upon the payment or receipt of accrued interest. The Fund will realize a gain or a loss when the interest rate swap is terminated.

Effects of Derivative Transactions in the Financial Statements

The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Statement of Operations, including realized and unrealized gains (losses). The derivative instrument schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.

The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at December 31, 2016:

	Asset Derivatives
Risk Exposure Category	Statement of Assets and Liabilities Location	Fair Value ($)
Credit risk	Net assets — unrealized appreciation on swap contracts	695,312	*
Interest rate risk	Net assets — unrealized appreciation on futures contracts	16,421	*
Interest rate risk	Investments, at value — Options purchased	8,055,490
Total		8,767,223

	Liability Derivatives
Risk Exposure Category	Statement of Assets and Liabilities Location	Fair Value ($)
Credit risk	Net assets —unrealized depreciation on swap contracts	345,446	*
Credit risk	Premiums received on outstanding swap contracts	1,834,151
Interest rate risk	Net assets — unrealized depreciation on futures contracts	1,100,867	*
Interest rate risk	Options contracts written, at value	1,366,086
Total		4,646,550

*	Includes cumulative appreciation (depreciation) as reported in the tables following the Portfolio of Investments. Only the current day’s variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.

The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the year ended December 31, 2016:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Risk Exposure Category	Futures Contracts ($)	Options Contracts Written ($)	Options Contracts Purchased ($)	Swap Contracts ($)	Total ($)
Credit risk	—	—	—	1,850,201	1,850,201
Interest rate risk	5,168,559	1,861,800	456,500	(16,257,204)	(8,770,345)
Total	5,168,559	1,861,800	456,500	(14,407,003)	(6,920,144)
Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Risk Exposure Category	Futures Contracts ($)	Options Contracts Written ($)	Options Contracts Purchased ($)	Swap Contracts ($)	Total ($)
Credit risk	—	—	—	349,866	349,866
Interest rate risk	(429,736)	502,914	4,866,199	846,204	5,785,581
Total	(429,736)	502,914	4,866,199	1,196,070	6,135,447

The following table provides a summary of the average outstanding volume by derivative instrument for the year ended December 31, 2016:

Derivative Instrument	Average Notional Amounts ($)*
Futures contracts — Long	207,461,325
Futures contracts — Short	136,282,731
Credit default swap contracts — buy protection	18,750,000
Credit default swap contracts — sell protection	30,937,500

Annual Report 2016	29

COLUMBIA VARIABLE PORTFOLIO – U.S. GOVERNMENT MORTGAGE FUND

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2016

Derivative Instrument	Average Market Value ($)*
Options contracts — Purchased	3,143,498
Options contracts — Written	(342,987)

Derivative Instrument	Average Unrealized Appreciation ($)*	Average Unrealized Depreciation ($)*
Interest rate swap contracts	—	(2,213,729)

*	Based on the ending quarterly outstanding amounts for the year ended December 31, 2016.

Asset- and Mortgage-Backed Securities

The Fund may invest in asset-backed and mortgage-backed securities. The maturity dates shown represent the original maturity of the underlying obligation. Actual maturity may vary based upon prepayment activity on these obligations. All, or a portion, of the obligation may be prepaid at any time because the underlying asset may be prepaid. As a result, decreasing market interest rates could result in an increased level of prepayment. An increased prepayment rate will have the effect of shortening the maturity of the security. Unless otherwise noted, the coupon rates presented are fixed rates.

Delayed Delivery Securities

The Fund may trade securities on other than normal settlement terms, including securities purchased or sold on a “when-issued” basis. This may increase risk to the Fund since the other party to the transaction may fail to deliver, which could cause the Fund to subsequently invest at less advantageous prices. The Fund designates cash or liquid securities in an amount equal to the delayed delivery commitment.

To Be Announced Securities

The Fund may trade securities on a To Be Announced (TBA) basis. As with other delayed-delivery transactions, a seller agrees to issue a TBA security at a future date. However, the seller does not specify the particular securities to be delivered. Instead, the Fund agrees to accept any security that meets specified terms.

In some cases, Master Securities Forward Transaction Agreements (MSFTAs) may be used to govern transactions of certain forward-settling agency mortgage-backed securities, such as delayed-delivery and TBAs, between the Fund and counterparty. The MSFTA maintains provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral relating to such transactions.

Mortgage Dollar Roll Transactions

The Fund may enter into mortgage “dollar rolls” in which the Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar but not identical securities (same type, coupon and maturity) on a specified future date. During the roll period, the Fund loses the right to receive principal and interest paid on the securities sold. However, the Fund will benefit because it receives negotiated amounts in the form of reductions of the purchase price for the future purchase plus the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. The Fund records the incremental difference between the forward purchase and sale of each forward roll as a realized gain or loss. Unless any realized gains exceed the income, capital appreciation, and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique will diminish the investment performance of the Fund compared to what the performance would have been without the use of mortgage dollar rolls. All cash proceeds will be invested in instruments that are permissible investments for the Fund. The Fund identifies cash or liquid securities in an amount equal to the forward purchase price.

For financial reporting and tax purposes, the Fund treats “to be announced” mortgage dollar rolls as two separate transactions, one involving the purchase of a security and a separate transaction involving a sale. These transactions may increase the Fund’s portfolio turnover rate. The Fund does not currently enter into mortgage dollar rolls that are accounted for as financing transactions.

Mortgage dollar rolls involve the risk that the market value of the securities the Fund is obligated to repurchase may decline below the repurchase price, or that the counterparty may default on its obligations.

Interest Only and Principal Only Securities

The Fund may invest in Interest Only (IO) or Principal Only (PO) securities. IOs are stripped securities entitled to receive all of the security’s interest, but none of its principal. IOs are particularly sensitive to changes in interest rates and therefore subject to greater fluctuations in price than typical interest bearing debt securities. IOs are also subject to credit risk because the Fund may not receive all or part of the interest payments if the issuer, obligor, guarantor or counterparty defaults on its obligation. Payments received for IOs are included

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COLUMBIA VARIABLE PORTFOLIO – U.S. GOVERNMENT MORTGAGE FUND

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2016

in interest income on the Statement of Operations. Because no principal will be received at the maturity of an IO, adjustments are made to the cost of the security on a monthly basis until maturity. These adjustments are included in interest income on the Statement of Operations. POs are stripped securities entitled to receive the principal from the underlying obligation, but not the interest. POs are particularly sensitive to changes in interest rates and therefore are subject to fluctuations in price. POs are also subject to credit risk because the Fund may not receive all or part of its principal if the issuer, obligor, guarantor or counterparty defaults on its obligation. The Fund may also invest in IO or PO stripped mortgage-backed securities. Payments received for POs are treated as reductions to the cost and par value of the securities.

Offsetting of Assets and Liabilities

	Barclays ($)	Citi ($)	Credit Suisse ($)	JPMorgan(a) ($)	JPMorgan(a) ($)	Morgan Stanley(a) ($)	Morgan Stanley(a) ($)	Total ($)
Assets
Options purchased puts	498,960	7,522,550	—	33,980	—	—	—	8,055,490
Liabilities
Centrally cleared credit default swap contracts(b)	—	—	—	—	—	—	10,536	10,536
Options contracts written	—	821,919	—	—	—	544,167	—	1,366,086
OTC credit default swap contracts(c)	—	—	284,000	—	340,800	514,040	—	1,138,840
Total Liabilities	—	821,919	284,000	—	340,800	1,058,207	10,536	2,515,462
Total Financial and Derivative Net Assets	498,960	6,700,631	(284,000)	33,980	(340,800)	(1,058,207)	(10,536)	5,540,028
Total collateral received (pledged)(d)	498,960	6,700,631	(284,000)	33,980	(340,800)	(1,058,207)	(10,536)	5,540,028
Net Amount(e)	—	—	—	—	—	—	—	—

(a)	Exposure can only be netted across transactions governed under the same master agreement with the same legal entity.

(b)	Centrally cleared swaps are included within payable/receivable for variation margin on the Statement of Assets and Liabilities.

(c)	Over-the-Counter Swap Contracts are presented at market value plus periodic payments receivable (payable), which is comprised of unrealized appreciation, unrealized depreciation, premiums paid and premiums received.

(d)	In some instances, the actual collateral received and/or pledged may be more than the amount shown due to overcollateralization.

(e)	Represents the net amount due from/(to) counterparties in the event of default.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted.

The Fund may place a debt security on non-accrual status and reduce related interest income when it becomes probable that the interest will not be collected and the amount of uncollectible interest can be reasonably estimated. A defaulted debt security is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured.

Dividend income is recorded on the ex-dividend date.

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Annual Report 2016	31

COLUMBIA VARIABLE PORTFOLIO – U.S. GOVERNMENT MORTGAGE FUND

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2016

Federal Income Tax Status

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, because the Fund meets the exception under Internal Revenue Code Section 4982(f), the Fund expects not to be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Distributions to Subaccounts

Distributions to the subaccounts of Contracts, Qualified Plans and Qualified Investors are recorded at the close of business on the record date and are payable on the first business day following the record date. Dividends from net investment income, if any, are declared and distributed annually. Capital gains distributions, when available, will be made annually. However, an additional capital gain distribution may be made during the fiscal year in order to comply with the Internal Revenue Code, as applicable to registered investment companies. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. All dividends and distributions are reinvested in additional shares of the applicable share class of the Fund at the net asset value as of the ex-dividend date of the distribution.

Guarantees and Indemnifications

Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Investment Company Reporting Modernization

In October 2016, the U.S. Securities and Exchange Commission adopted new rules and forms, and amendments to certain current rules and forms, to modernize reporting and disclosure of information by registered investment companies. The amendments to Regulation S-X will require standardized, enhanced disclosure about derivatives in investment company financial statements, and will also change the rules governing the form and content of such financial statements. The amendments to Regulation S-X take effect on August 1, 2017. At this time, management is assessing the anticipated impact of these regulatory developments.

Note 3. Fees and Other Transactions with Affiliates

Management Services Fees

Effective May 1, 2016, the Fund entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to a percentage of the Fund’s average daily net assets that declines from 0.43% to 0.28% as the Fund’s net assets increase. Prior to May 1, 2016, the Fund paid the Investment Manager an annual fee for advisory services under an Investment Management Services Agreement and a separate annual fee for administrative and accounting services under an Administrative Services Agreement. The effective management services fee rate for the year ended December 31, 2016 (reflecting all advisory and administrative services fees paid to the Investment Manager) was 0.42% of the Fund’s average daily net assets. For the period from January 1, 2016 through April 30, 2016, the investment advisory services fee paid to the Investment Manager was $1,652,659, and the administrative services fee paid to the Investment Manager was $301,143.

Other Expenses

Other expenses are for, among other things, miscellaneous expenses of the Fund or the Board of Trustees, including payments to Board Services Corp., a company providing limited administrative services to the Fund and the Board of Trustees. That company’s expenses include boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. For the year ended December 31, 2016, other expenses paid by the Fund to this company were $846.

Compensation of Board Members

Board of Trustee members, who are not officers or employees of the Investment Manager or Ameriprise

32	Annual Report 2016

COLUMBIA VARIABLE PORTFOLIO – U.S. GOVERNMENT MORTGAGE FUND

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2016

Financial, are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Plan), these Board of Trustee members may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan. All amounts payable under the Plan constitute a general unsecured obligation of the Fund.

Compensation of Chief Compliance Officer

The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund is allocated a portion of the expenses associated with the Chief Compliance Officer based on relative net assets of the Trust.

Transfer Agency Fees

The Fund has a Transfer and Dividend Disbursing Agent Agreement with Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial. The annual fee rate under this agreement is 0.06% of the Fund’s average daily net assets attributable to each share class.

Distribution Fees

The Fund has an agreement with the Distributor, an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution services. Under a Plan and Agreement of Distribution, the Fund pays a fee at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Class 2 shares and an annual rate of up to 0.125% of the Fund’s average daily net assets attributable to Class 3 shares. The Fund pays no distribution and service fees for Class 1 shares.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rates as a percentage of the class’ average daily net assets:

	May 1, 2016 through April 30, 2017	Prior to May 1, 2016
Class 1	0.630%	0.610%
Class 2	0.880	0.860
Class 3	0.755	0.735

Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend and interest expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.

Note 4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.

At December 31, 2016, these differences are primarily due to differing treatment for Trustees’ deferred compensation, derivative investments, deferral/reversal of wash sales losses, principal and/or interest of fixed income securities, tax straddles and swap reclassification. To the extent these differences are permanent, reclassifications are made among the components of the Fund’s net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications.

Annual Report 2016	33

COLUMBIA VARIABLE PORTFOLIO – U.S. GOVERNMENT MORTGAGE FUND

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2016

In the Statement of Assets and Liabilities the following reclassifications were made:

Undistributed net investment income	$(3,294,926)
Accumulated net realized loss	3,294,928
Paid-in capital	(2)

Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years indicated was as follows:

	Year Ended December 31, 2016 ($)	Year Ended December 31, 2015 ($)
Ordinary income	47,857,234	50,344,564
Long-term capital gains	310,422	—
Total	48,167,656	50,344,564

Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.

At December 31, 2016, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$30,497,571
Net unrealized depreciation	(22,784,263)

At December 31, 2016, the cost of investments for federal income tax purposes was $1,603,204,634 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$7,365,042
Unrealized depreciation	(30,149,305)
Net unrealized depreciation	$(22,784,263)

Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 5. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $5,595,366,166 and

$6,110,793,420, respectively, for the year ended December 31, 2016, of which $5,426,486,183 and $5,537,329,181, respectively, were U.S. government securities. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.

Note 6. Affiliated Money Market Fund

The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends — affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. Effective October 1, 2016, the Affiliated MMF prices its shares with a floating net asset value (NAV) and no longer seeks to maintain a stable NAV. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.

Note 7. Line of Credit

The Fund has access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., HSBC Bank USA, N.A. and JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility agreement, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, that permits collective borrowings up to $1 billion. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations.

The Fund had no borrowings during the year ended December 31, 2016.

34	Annual Report 2016

COLUMBIA VARIABLE PORTFOLIO – U.S. GOVERNMENT MORTGAGE FUND

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2016

Note 8. Significant Risks

Credit Risk

Credit risk is the risk that the value of debt securities in the Fund’s portfolio may decline because the issuer may default and fail to pay interest or repay principal when due. Rating agencies assign credit ratings to debt securities to indicate their credit risk. Lower rated or unrated debt securities held by the Fund may present increased credit risk as compared to higher-rated debt securities.

Interest Rate Risk

Interest rate risk is the risk of losses attributable to changes in interest rates. In general, if prevailing interest rates rise, the values of debt securities tend to fall, and if interest rates fall, the values of debt securities tend to rise. Actions by governments and central banking authorities can result in increases in interest rates. Increasing interest rates may negatively affect the value of debt securities held by the Fund, resulting in a negative impact on the Fund’s performance and net asset value per share. In general, the longer the maturity or duration of a debt security, the greater its sensitivity to changes in interest rates.

Liquidity Risk

Liquidity risk is the risk associated with a lack of marketability of investments which may make it difficult to sell the investment at a desirable time or price. Changing regulatory, market or other conditions or environments (for example, the interest rate or credit environments) may adversely affect the liquidity of the Fund’s investments. The Fund may have to accept a lower selling price for the holding, sell other investments, or forego another, more appealing investment opportunity. Generally, the less liquid the market at the time the Fund sells a portfolio investment, the greater the risk of loss or decline of value to the Fund. A less liquid market can lead to an increase in Fund redemptions, which may negatively impact Fund performance and net asset value per share, including, for example, if the Fund is forced to sell securities in a down market.

Mortgage- and Other Asset-Backed Securities Risk

The value of any mortgage-backed and other asset-backed securities held by the Fund may be affected by, among other things, changes or perceived changes in: interest rates; factors concerning the interests in and structure of the issuer or the originator of the mortgages or other assets; the creditworthiness of the entities that provide any supporting letters of credit, surety bonds or other credit enhancements; or the market’s assessment of the quality of underlying assets. Payment of principal and interest on some mortgage-backed securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of a particular U.S. Government agency, authority, enterprise or instrumentality, and some, but not all, are also insured or guaranteed by the U.S. Government. Mortgage-backed securities issued by non-governmental issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers) may entail greater risk than obligations guaranteed by the U.S. Government. Mortgage- and other asset-backed securities are subject to prepayment risk, which is the possibility that the underlying mortgage or other asset may be refinanced or prepaid prior to maturity during periods of declining or low interest rates, causing the Fund to have to reinvest the money received in securities that have lower yields. Rising or high interest rates tend to extend the duration of mortgage- and other asset-backed securities, making their prices more volatile and more sensitive to changes in interest rates.

Shareholder Concentration Risk

At December 31, 2016, affiliated shareholders of record owned 97.9% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid or more liquid positions, resulting in Fund losses and the Fund holding a higher percentage of less liquid or illiquid securities. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.

Note 9. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Note 10. Information Regarding Pending and Settled Legal Proceedings

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation,

Annual Report 2016	35

COLUMBIA VARIABLE PORTFOLIO – U.S. GOVERNMENT MORTGAGE FUND

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2016

class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

36	Annual Report 2016

COLUMBIA VARIABLE PORTFOLIO – U.S. GOVERNMENT MORTGAGE FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of Columbia Funds Variable Series Trust II and the Shareholders of Columbia Variable Portfolio — U.S. Government Mortgage Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Variable Portfolio — U.S. Government Mortgage Fund (the “Fund,” a series of Columbia Funds Variable Series Trust II) as of December 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of December 31, 2016 by correspondence with the custodian, brokers and transfer agent, and the application of alternative auditing procedures where such confirmations had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Minneapolis, MN

February 17, 2017

Annual Report 2016	37

COLUMBIA VARIABLE PORTFOLIO – U.S. GOVERNMENT MORTGAGE FUND

TRUSTEES AND OFFICERS

Shareholders elect the Board that oversees the Fund’s operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, Trustees not affiliated with the Investment Manager generally may serve through the end of the calendar year in which they reach either the mandatory retirement age established by the Board or the fifteenth anniversary of the first Board meeting they attended as a member of the Board.

Independent Trustees
Name, Address, Year of Birth	Position Held With the Trust and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
George S. Batejan 901 S. Marquette Ave. Minneapolis, MN 55402 1953	Trustee since 1/17	Executive Vice President, Global Head of Technology and Operations, Janus Capital Group, Inc., 2010-2016	124	Trustee to other Columbia Funds since 2017; Advisory Board Member, University of Colorado Business School (Executive Committee, Nominating Committee and Governance Committee) since November 2015; former Chairman of the Board, NICSA (National Investment Company Services Association), 2014-2016; former Director, Intech Investment Management, 2011-2016; former Board Member, Metro Denver Chamber of Commerce, 2015-2016
Kathleen Blatz 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Trustee since 1/06 for RiverSource Funds and since 6/11 for Nations Funds	Attorney, specializing in arbitration and mediation; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees	126	Trustee to other Columbia Funds since 2006; Trustee, BlueCross BlueShield of Minnesota (Chair of the Business Development Committee) since 2009; Chair of the Robina Foundation since August 2013
Edward J. Boudreau, Jr. 901 S. Marquette Ave. Minneapolis, MN 55402 1944	Trustee since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, E.J. Boudreau & Associates (consulting) since 2000; FINRA Industry Arbitrator, 2002-present; Chairman and Chief Executive Officer, John Hancock Investments (asset management), Chairman and Interested Trustee for open-end and closed-end funds offered by John Hancock, 1989-2000; John Hancock Mutual Life Insurance Company, including Senior Vice President and Treasurer and Senior Vice President Information Technology, 1968-1988	124	Trustee to other Columbia Funds since 2005; former Trustee, Boston Museum of Science (Chair of Finance Committee), 1985- 2013; former Trustee, BofA Funds Series Trust (11 funds), 2005-2011

38	Annual Report 2016

COLUMBIA VARIABLE PORTFOLIO – U.S. GOVERNMENT MORTGAGE FUND

TRUSTEES AND OFFICERS (continued)

Independent Trustees (continued)
Name, Address, Year of Birth	Position Held With the Trust and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
Pamela G. Carlton 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Trustee since 7/07 for RiverSource Funds and since 6/11 for Nations Funds	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, Morgan Stanley, 1982-1991	126	Trustee to other Columbia Funds since 2007; Trustee, New York Presbyterian Hospital Board (Executive Committee and Chair of Human Resources Committee) since 1996
William P. Carmichael 901 S. Marquette Ave. Minneapolis, MN 55402 1943	Trustee since 6/11 for RiverSource Funds and since 2003 for Nations Funds; Chair of the Board from 1/14-11/15	Retired; Co-founder, The Succession Fund (provides exit strategies to owners of privately held companies), 1998-2007; Adjunct Professor of Finance, Kelley School of Business, Indiana University, 1993-2007; Senior Vice President, Sara Lee Corporation, 1991-1993; Senior Vice President and Chief Financial Officer, Beatrice Foods Company, 1984-1990; Vice President, Esmark, Inc., 1973-1984; Associate, Price Waterhouse, 1968-1972	126	Trustee to other Columbia Funds since 2003; Director, The Finish Line (athletic shoes and apparel) since July 2003; Director, hhgregg since May, 2015; former Director, Cobra Electronics Corporation (electronic equipment manufacturer), 1994-August 2014; former Director, Spectrum Brands, Inc. (consumer products), 2002-2009; former Director, Simmons Company (bedding), 2004-2010; former Trustee, BofA Funds Series Trust (11 funds) 2003-2011; former Director, McMoRan Exploration Company (oil and gas exploration and development) 2010-2013; former Director, International Textile Corp., 2012-2016
Patricia M. Flynn 901 S. Marquette Ave. Minneapolis, MN 55402 1950	Trustee since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Trustee Professor of Economics and Management, Bentley University since 1976 (also teaches and conducts research on corporate governance); Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	126	Trustee to other Columbia Funds since 2004; Trustee, MA Taxpayers Foundation since 1997; Board of Governors, Innovation Institute, MA Technology Collaborative since 2010
William A. Hawkins 901 S. Marquette Ave. Minneapolis, MN 55402 1942	Chair of the Board since 11/15; Trustee since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, Overton Partners (financial consulting), since August 2010; President and Chief Executive Officer, California General Bank, N.A., January 2008-August 2010; Operation Hope, COO, 2004-2007; IndyMac Bancorp, President, CBG, 1999-2003; American General Bank, President, 1997-1999; Griffin Financial Services, CEO, 1981-1997; The Griffin Funds, CEO, 1992-1998	126	Trustee to other Columbia Funds since 2005; former Trustee, BofA Funds Series Trust (11 funds), 2005-2015

Annual Report 2016	39

COLUMBIA VARIABLE PORTFOLIO – U.S. GOVERNMENT MORTGAGE FUND

TRUSTEES AND OFFICERS (continued)

Independent Trustees (continued)
Name, Address, Year of Birth	Position Held With the Trust and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
Catherine James Paglia 901 S. Marquette Ave. Minneapolis, MN 55402 1952	Trustee since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Director, Enterprise Asset Management, Inc. (private real estate and asset management company) since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Managing Director, Morgan Stanley, 1982-1989; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	126	Trustee to other Columbia Funds since 2004; Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012; Trustee, Carleton College (on the Investment Committee); Trustee, Carnegie Endowment for International Peace (on the Investment Committee)
Minor M. Shaw 901 S. Marquette Ave. Minneapolis, MN 55402 1947	Trustee since 6/11 for RiverSource Funds and since 2003 for Nations Funds	President, Micco LLC (private investments) since 2011; President, Micco Corp. (family investment business), 1998-2011	126	Trustee to other Columbia Funds since 2003; Director, BlueCross BlueShield of South Carolina since April 2008; Advisory Board member, Duke Energy Corp. since October 2016; Chair of the Duke Endowment; Director, National Association of Corporate Directors, Carolinas Chapter, since 2013; Chair of Greenville — Spartanburg Airport Commission; former Trustee, BofA Funds Series Trust (11 funds), 2003-2011; former Director, Piedmont Natural Gas, 2004-2016
John G. Taft 901 S. Marquette Ave. Minneapolis, MN 55402 1955	Trustee since 1/17	Chief Executive Officer, RBC Wealth Management (a division of RBC Capital Markets LLC), 2005-2016	124	Trustee to other Columbia Funds since 2017; Trustee, Andy Warhol Foundation for Visual Arts (Finance Committee) since 2014; former Director, RBC Global Asset Management — U.S., 2001-2016

40	Annual Report 2016

COLUMBIA VARIABLE PORTFOLIO – U.S. GOVERNMENT MORTGAGE FUND

TRUSTEES AND OFFICERS (continued)

Independent Trustees (continued)
Name, Address, Year of Birth	Position Held With the Trust and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
Alison Taunton-Rigby 901 S. Marquette Ave. Minneapolis, MN 55402 1944	Trustee since 11/02 for RiverSource Funds and since 6/11 for Nations Funds	President, Chief Executive Officer and Director, RiboNovix, Inc., 2003-2010; CMT Inc., 2001-2003; Aquila Biopharmaceuticals Inc., 1996-2000; Cambridge Biotech Corporation, 1995- 1996; Mitotix Inc., 1993-1994	126	Trustee to other Columbia Funds since 2002; Director, Boston Children’s Hospital since 2002; Director, ICI Mutual Insurance Company, since 2011; Director, Blumont/IRD since 2016; Director, Mount Ida College since 2016; former Director, Abt Associates (government contractor), 2001-2016; former Director, Healthways, Inc. (health and well-being solutions), 2005-2016

Interested Trustee Not Affiliated with Investment Manager*
Name, Address, Year of Birth	Position Held With the Trusts and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
Anthony M. Santomero 901 S. Marquette Ave. Minneapolis, MN 55402 1946	Trustee since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008; President, Federal Reserve Bank of Philadelphia, 2000- 2006; Professor of Finance, The Wharton School, University of Pennsylvania, 1972-2002	124	Trustee to other Columbia Funds since 2008; Trustee, Penn Mutual Life Insurance Company since March 2008; Director, Renaissance Reinsurance Ltd. since May 2008; Director, Citigroup Inc. since 2009; Director, Citibank, N.A. since 2009; former Trustee, BofA Funds Series Trust (11 funds), 2008-2011

*	Dr. Santomero is not an affiliated person of the Investment Manager or Ameriprise Financial. However, he is currently deemed by the Funds to be an “interested person” (as defined in the 1940 Act) of the Funds because he serves as a Director of Citigroup Inc. and Citibank, N.A., companies that may directly or through subsidiaries and affiliates engage from time-to-time in brokerage execution, principal transactions and lending relationships with the Funds or accounts advised/managed by the Investment Manager.

Annual Report 2016	41

COLUMBIA VARIABLE PORTFOLIO – U.S. GOVERNMENT MORTGAGE FUND

TRUSTEES AND OFFICERS (continued)

Interested Trustee Affiliated with Investment Manager*
Name, Address, Year of Birth	Position Held With the Trusts and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
William F. Truscott c/o Columbia Management Investment Advisers, LLC, 225 Franklin St. Boston, MA 02110 1960	Trustee since 11/01 for RiverSource Funds and since 6/11 for Nations Funds; Senior Vice President since 2002 for RiverSource Funds and since 5/10 for Nations Funds	Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010-September 2012); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006-August 2012.	185	Trustee to other Columbia Funds since 2001; Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010; Director, Columbia Management Investment Distributors, Inc. since May 2010; Former Director, Ameriprise Certificate Company, 2006-January 2013

*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.

The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611 or contacting your financial intermediary.

42	Annual Report 2016

COLUMBIA VARIABLE PORTFOLIO – U.S. GOVERNMENT MORTGAGE FUND

TRUSTEES AND OFFICERS (continued)

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Truscott, who is Senior Vice President, the Fund’s other officers are:

Fund Officers
Name, Address and Year of Birth	Position and Year First Appointed to Position for any Fund in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) During Past Five Years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously, Vice President and Chief Counsel January 2010-December 2014); officer of Columbia Funds and affiliated funds since 2007.
Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Treasurer (2011), Chief Financial Officer (2009) and Chief Accounting Officer (2015)	Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; senior officer of Columbia Funds and affiliated funds since 2002.
Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Senior Vice President (2011), Chief Legal Officer (2015) and Assistant Secretary (2008)	Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since January 2017 (previously Vice President and Lead Chief Counsel, November 2008-January 2017 and January 2013-January 2017, respectively, and Chief Counsel, January 2010-January 2013); Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since May 2010.
Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010.
Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)	Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Executive Vice President and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since July 2013 (previously Director and Global Chief Investment Officer, 2010-2013).
Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010.
Amy Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Vice President (2006)	Managing Director and Global Head of Operations, Columbia Management Investment Advisers, LLC since April 2016 (previously Managing Director and Chief Operating Officer, 2010-2016).
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Vice President and Secretary (2015)	Vice President and Group Counsel, Ameriprise Financial, Inc. since August 2011; officer of Columbia Funds and affiliated funds since 2005.

Annual Report 2016	43

COLUMBIA VARIABLE PORTFOLIO – U.S. GOVERNMENT MORTGAGE FUND

[THIS PAGE INTENTIONALLY LEFT BLANK]

44	Annual Report 2016

COLUMBIA VARIABLE PORTFOLIO – U.S. GOVERNMENT MORTGAGE FUND

IMPORTANT INFORMATION ABOUT THIS REPORT

The policy of the Board is to vote the proxies of the companies in which each fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how each fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting investor.columbiathreadneedleus.com, or searching the website of the SEC at sec.gov.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund’s Form N-Q is available on the SEC’s website at sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. Each fund’s complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.

Annual Report 2016	45

Columbia Variable Portfolio – U.S. Government Mortgage Fund

P.O. Box 8081

Boston, MA 02266-8081

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For fund and other investment product prospectuses, which contains this and other important information, contact your financial advisor or insurance representative. Please read the prospectus carefully before you invest. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved. Columbia Management Investment Distributors, Inc., 225 Franklin Street, Boston, MA 02110-2804

© 2017 Columbia Management Investment Advisers, LLC.

S-6489 AN (2/17)

ANNUAL REPORT

December 31, 2016

COLUMBIA VARIABLE PORTFOLIO — CORE EQUITY FUND

This Fund is closed to new investors.

Please remember that you may not buy (nor will you own) shares of the Fund directly. You invest by owning RiverSource Variable Annuity Fund A or RiverSource Variable Annuity Fund B and allocating your purchase payments to the variable account that invests in the Fund. Please contact your financial advisor or insurance representative for more information.

COLUMBIA VARIABLE PORTFOLIO — CORE EQUITY FUND

Performance Overview	2
Manager Discussion of Fund Performance	4
Understanding Your Fund's Expenses	6
Portfolio of Investments	7
Statement of Assets and Liabilities	12
Statement of Operations	13
Statement of Changes in Net Assets	14
Financial Highlights	16
Notes to Financial Statements	17
Report of Independent Registered Public Accounting Firm	24
Trustees and Officers	25
Important Information About This Report	33

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.

Annual Report 2016

COLUMBIA VARIABLE PORTFOLIO — CORE EQUITY FUND

PERFORMANCE OVERVIEW

Performance Summary

■  Columbia Variable Portfolio — Core Equity Fund (the Fund) returned 8.40% for the 12-month period that ended December 31, 2016.

■  The Fund underperformed its benchmark, the S&P 500 Index, which returned 11.96% during the same period.

■  Stock selection, especially in the energy, technology and health care sectors, generally accounted for the Fund's shortfall relative to the benchmark.

Average Annual Total Returns (%) (for period ended December 31, 2016)

	Inception	1 Year	5 Years	10 Years
Columbia Variable Portfolio — Core Equity Fund	09/10/04	8.40	14.88	6.50
S&P 500 Index		11.96	14.66	6.95

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your financial advisor or insurance representative.

Performance results reflect the effect of any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.

The S&P 500 Index, an unmanaged index, measures the performance of 500 widely held, large-capitalization U.S. stocks and is frequently used as a general measure of market performance.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.

Annual Report 2016
2

COLUMBIA VARIABLE PORTFOLIO — CORE EQUITY FUND

PERFORMANCE OVERVIEW (continued)

Performance of a Hypothetical $10,000 Investment (January 1, 2007 – December 31, 2016)

The chart above shows the change in value of a hypothetical $10,000 investment in Columbia Variable Portfolio — Core Equity Fund during the stated time period, and does not reflect the deduction of taxes, if any, that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The returns also do not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan, if any.

Annual Report 2016
3

COLUMBIA VARIABLE PORTFOLIO — CORE EQUITY FUND

MANAGER DISCUSSION OF FUND PERFORMANCE

Portfolio Management

Brian Condon, CFA

Peter Albanese

Top Ten Holdings (%) (at December 31, 2016)
Microsoft Corp.	3.6
Facebook, Inc., Class A	2.9
Apple, Inc.	2.9
Cisco Systems, Inc.	2.5
Home Depot, Inc. (The)	2.5
Pfizer, Inc.	2.5
Merck & Co., Inc.	2.4
QUALCOMM, Inc.	2.3
Boeing Co. (The)	2.3
3M Co.	2.2

Percentages indicated are based upon total investments (excluding Money Market Funds).

For further detail about these holdings, please refer to the section entitled "Portfolio of Investments."

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

Portfolio Breakdown (%) (at December 31, 2016)
Common Stocks	99.5
Money Market Funds	0.5
Total	100.0

Percentages indicated are based upon total investments. The Fund's portfolio composition is subject to change.

For the 12-month period that ended December 31, 2016, the Fund returned 8.40%. The Fund underperformed its benchmark, the S&P 500 Index, which returned 11.96% for the same time period. We seek to keep sector holdings generally in line with the benchmark, and our strategy is based on individual quantitative stock selection. Stock selection, especially in the energy, information technology and health care sectors, lagged the benchmark. Favorable stock selection in the consumer staples sector and solid returns from financials helped offset the Fund's shortfall relative to the benchmark.

U.S. Markets Logged Solid Gains

Global events, political uncertainty and mixed economic data were enough to keep investors off balance in 2016 as financial markets moved sharply in reaction to each significant change on the world stage. Early in the year, concerns about China and oil rattled the equity markets and drove stock prices down in February. After a swift rebound, the U.S. stock market fell again in the early summer in reaction to the U.K. vote to exit the European Union. U.S. Treasury yields also plummeted. Once again, the markets rebounded, but investors again retreated in reaction to mixed economic data and political uncertainty. However, the end of a contentious U.S. Presidential contest eliminated a key element of uncertainty, and economic data turned mostly positive. Steady job growth drove unemployment down, corporate earnings growth picked up, manufacturing activity accelerated, and the price of oil stabilized.

In December 2016, the Federal Reserve (the Fed) raised the target range of its benchmark interest rate by a quarter of a point, its first such move in a year. The Fed's action had been widely anticipated and had little or no impact on the financial markets when it occurred. The Fed indicated that it would continue to monitor inflation and the job market in considering future rate hikes.

Against this backdrop, the S&P 500 Index, a broad measure of U.S. stock market performance, rose 11.96%. Small and mid-cap stocks outperformed large-cap stocks, and value outperformed growth by an especially large margin. As interest rates rose during the period, energy and interest-rate sensitive financials were the strongest performing equity sectors. Foreign stock markets lagged the U. S. markets. The MSCI EAFE Index (Net), a broad measure of performance in developed markets outside the United States, rose just 1.00% for the year.

Performance Highlights

The models that drive security selection within the Fund's quantitative segment focus on three factors: valuation (fundamental measures such as earnings and cash flow relative to market values); catalyst (price momentum, business momentum and short interest) and quality (quality of earnings and financial strength). In 2016, the Fund's valuation composite performed well, the quality model produced mixed results and the catalyst quantitative model underperformed. Individual factors that performed well in 2016 included dividend yield, beta and book-to-price. Growth, momentum and volatility factors underperformed. Our quantitative

Annual Report 2016
4

COLUMBIA VARIABLE PORTFOLIO — CORE EQUITY FUND

MANAGER DISCUSSION OF FUND PERFORMANCE (continued)

strategy is to keep sector weights in line with the benchmark, so performance was primarily driven by stock selection.

The Fund's stock selection was strongest in the consumer staples sector, which was buoyed by an improving labor market, strong U.S. dollar and, as the year wore on, wage growth. Within the consumer staples sector, we did well to underweight CVS, which lost ground as competitive pressures built during the year, and to maintain no exposure to the personal products industry. An overweight in Altria also buoyed performance. However, consumer staples also accounted for the biggest individual disappointment of the year, grocery chain Kroger, which was hurt by deflationary food pressures that weighed on the entire grocery industry. The Fund's top individual performers were in the financials sector, which was aided by the potential for higher interest rates, lower taxes and a lighter regulatory environment, which could be significant tailwinds for the global financial services industry. Fifth Third Bancorp and Prudential Financial were standouts in financials. Stock selection was weakest in the energy, information technology and health care sectors.

At Period's End

Regardless of the economic environment, we plan to maintain our investment discipline, seeking to identify stocks we believe have the potential to outperform within each sector. We also seek to minimize sector weight differences between the Fund and its benchmark. Our quantitative strategy is based on individual quantitative stock selection models. As a result, we do not rely on macroeconomic scenarios or market outlooks to make security selections. We do not try to predict when equities (as an asset class) will perform well or when they will perform poorly. Instead, we seek to keep the Fund substantially invested at all times, with security selection driven by quantitative models, which we work to improve and enhance over time.

Equity Sector Breakdown (%) (at December 31, 2016)
Consumer Discretionary	11.5
Consumer Staples	9.7
Energy	7.3
Financials	14.4
Health Care	14.0
Industrials	10.5
Information Technology	21.1
Materials	2.7
Real Estate	2.4
Telecommunication Services	2.9
Utilities	3.5
Total	100.0

Percentages indicated are based upon total equity investments. The Fund's portfolio composition is subject to change.

Annual Report 2016
5

COLUMBIA VARIABLE PORTFOLIO — CORE EQUITY FUND

UNDERSTANDING YOUR FUND'S EXPENSES

(Unaudited)

As an investor, you incur ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

The information below does not reflect fees and expenses imposed under your variable annuity contract (Contract). The total fees and expenses you bear may therefore be higher than those shown below.

Analyzing Your Fund's Expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the Fund's actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the "Actual" column. The amount listed in the "Hypothetical" column assumes a 5% annual rate of return before expenses (which is not the Fund's actual return) and then applies the Fund's actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See "Compare With Other Funds" below for details on how to use the hypothetical data.

Compare With Other Funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as redemption or exchange fees, or expenses that apply to the subaccount or the Contract. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If the fees and expenses imposed under your Contract were included, your costs would be higher.

July 1, 2016 – December 31, 2016

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)		Expenses Paid During the Period ($)		Fund's Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Columbia Variable Portfolio — Core Equity Fund	1,000.00	1,000.00	1,078.30	1,023.00	2.08	2.02	0.40

Expenses paid during the period are equal to the annualized expense ratio as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund's most recent fiscal half year and divided by 366.

Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.

Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.

Annual Report 2016
6

COLUMBIA VARIABLE PORTFOLIO — CORE EQUITY FUND

PORTFOLIO OF INVESTMENTS

December 31, 2016

(Percentages represent value of investments compared to net assets)

Common Stocks 99.6%

Issuer	Shares	Value ($)
CONSUMER DISCRETIONARY 11.4%
Automobiles 0.8%
Ford Motor Co.	128,200	1,555,066
Hotels, Restaurants & Leisure 1.6%
Darden Restaurants, Inc.	43,100	3,134,232
Media 2.6%
Comcast Corp., Class A	52,205	3,604,755
News Corp., Class A	109,300	1,252,578
Total		4,857,333
Multiline Retail 0.6%
Kohl's Corp.	22,500	1,111,050
Specialty Retail 5.8%
Best Buy Co., Inc.	73,100	3,119,177
Home Depot, Inc. (The)	35,020	4,695,482
Ross Stores, Inc.	36,000	2,361,600
Urban Outfitters, Inc.(a)	34,200	974,016
Total		11,150,275
Total Consumer Discretionary		21,807,956
CONSUMER STAPLES 9.7%
Beverages 0.7%
PepsiCo, Inc.	12,900	1,349,727
Food & Staples Retailing 3.8%
SYSCO Corp.	61,500	3,405,255
Wal-Mart Stores, Inc.	57,200	3,953,664
Total		7,358,919
Food Products 1.5%
Tyson Foods, Inc., Class A	46,300	2,855,784
Tobacco 3.7%
Altria Group, Inc.	56,115	3,794,496
Philip Morris International, Inc.	34,800	3,183,852
Total		6,978,348
Total Consumer Staples		18,542,778
ENERGY 7.3%
Energy Equipment & Services 1.3%
Baker Hughes, Inc.	38,600	2,507,842
Oil, Gas & Consumable Fuels 6.0%
Chevron Corp.(b)	11,945	1,405,927
ConocoPhillips	79,845	4,003,428

Common Stocks (continued)

Issuer	Shares	Value ($)
Exxon Mobil Corp.	24,605	2,220,847
Valero Energy Corp.	56,335	3,848,807
Total		11,479,009
Total Energy		13,986,851
FINANCIALS 14.4%
Banks 6.0%
Bank of America Corp.	141,300	3,122,730
Citigroup, Inc.	13,515	803,197
Fifth Third Bancorp	127,100	3,427,887
JPMorgan Chase & Co.	47,300	4,081,517
Total		11,435,331
Capital Markets 3.3%
S&P Global, Inc.	29,000	3,118,660
T. Rowe Price Group, Inc.	42,700	3,213,602
Total		6,332,262
Consumer Finance 1.1%
Discover Financial Services	13,900	1,002,051
Navient Corp.	66,735	1,096,456
Total		2,098,507
Insurance 4.0%
Aflac, Inc.	33,200	2,310,720
Allstate Corp. (The)	3,900	289,068
Marsh & McLennan Companies, Inc.	19,400	1,311,246
Prudential Financial, Inc.	34,600	3,600,476
Total		7,511,510
Total Financials		27,377,610
HEALTH CARE 13.9%
Biotechnology 3.1%
Alexion Pharmaceuticals, Inc.(a)	8,150	997,153
Alkermes PLC(a)	7,550	419,629
Biogen, Inc.(a)	4,575	1,297,378
BioMarin Pharmaceutical, Inc.(a)	5,450	451,478
Celgene Corp.(a)	13,900	1,608,925
Incyte Corp.(a)	3,600	360,972
Vertex Pharmaceuticals, Inc.(a)	10,110	744,804
Total		5,880,339

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
7

COLUMBIA VARIABLE PORTFOLIO — CORE EQUITY FUND

PORTFOLIO OF INVESTMENTS (continued)

December 31, 2016

Common Stocks (continued)

Issuer	Shares	Value ($)
Health Care Equipment & Supplies 2.2%
Baxter International, Inc.	73,300	3,250,122
Hologic, Inc.(a)	25,100	1,007,012
Total		4,257,134
Health Care Providers & Services 2.2%
Aetna, Inc.	3,900	483,639
Express Scripts Holding Co.(a)	24,600	1,692,234
UnitedHealth Group, Inc.	12,200	1,952,488
Total		4,128,361
Pharmaceuticals 6.4%
Johnson & Johnson	26,400	3,041,544
Merck & Co., Inc.	78,200	4,603,634
Pfizer, Inc.	144,320	4,687,513
Total		12,332,691
Total Health Care		26,598,525
INDUSTRIALS 10.4%
Aerospace & Defense 3.6%
Boeing Co. (The)	28,000	4,359,040
Lockheed Martin Corp.	9,900	2,474,406
Total		6,833,446
Air Freight & Logistics 0.4%
United Parcel Service, Inc., Class B	6,400	733,696
Airlines 2.6%
Delta Air Lines, Inc.	74,050	3,642,520
United Continental Holdings, Inc.(a)	19,000	1,384,720
Total		5,027,240
Commercial Services & Supplies 0.1%
Waste Management, Inc.	3,000	212,730
Electrical Equipment 0.7%
Emerson Electric Co.	25,000	1,393,750
Industrial Conglomerates 2.2%
3M Co.	23,500	4,196,395
Machinery 0.8%
Illinois Tool Works, Inc.	5,900	722,514
Ingersoll-Rand PLC	7,900	592,816
Stanley Black & Decker, Inc.	1,600	183,504
Total		1,498,834
Total Industrials		19,896,091

Common Stocks (continued)

Issuer	Shares	Value ($)
INFORMATION TECHNOLOGY 21.0%
Communications Equipment 3.1%
Cisco Systems, Inc.	157,915	4,772,191
F5 Networks, Inc.(a)	7,400	1,070,928
Total		5,843,119
Internet Software & Services 6.1%
Alphabet, Inc., Class A(a)	4,215	3,340,177
Facebook, Inc., Class A(a)	48,100	5,533,905
VeriSign, Inc.(a)	37,305	2,837,791
Total		11,711,873
IT Services 2.2%
MasterCard, Inc., Class A	40,550	4,186,788
Semiconductors & Semiconductor Equipment 2.3%
QUALCOMM, Inc.	67,700	4,414,040
Software 4.4%
Activision Blizzard, Inc.	21,500	776,365
Adobe Systems, Inc.(a)	7,500	772,125
Microsoft Corp.	111,130	6,905,618
Total		8,454,108
Technology Hardware, Storage & Peripherals 2.9%
Apple, Inc.	47,070	5,451,647
Total Information Technology		40,061,575
MATERIALS 2.7%
Chemicals 1.6%
LyondellBasell Industries NV, Class A	36,200	3,105,236
Containers & Packaging 0.3%
International Paper Co.	11,100	588,966
Metals & Mining 0.8%
Newmont Mining Corp.	41,700	1,420,719
Total Materials		5,114,921
REAL ESTATE 2.4%
Equity Real Estate Investment Trusts (REITs) 2.4%
American Tower Corp.	33,600	3,550,848
Simon Property Group, Inc.	5,100	906,117
SL Green Realty Corp.	1,700	182,835
Total		4,639,800
Total Real Estate		4,639,800

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
8

COLUMBIA VARIABLE PORTFOLIO — CORE EQUITY FUND

PORTFOLIO OF INVESTMENTS (continued)

December 31, 2016

Common Stocks (continued)

Issuer	Shares	Value ($)
TELECOMMUNICATION SERVICES 2.9%
Diversified Telecommunication Services 2.9%
AT&T, Inc.	34,700	1,475,791
CenturyLink, Inc.	57,200	1,360,216
Verizon Communications, Inc.	49,200	2,626,296
Total		5,462,303
Total Telecommunication Services		5,462,303
UTILITIES 3.5%
Electric Utilities 1.8%
Entergy Corp.	45,500	3,342,885
Multi-Utilities 1.7%
CenterPoint Energy, Inc.	73,300	1,806,112
Public Service Enterprise Group, Inc.	33,880	1,486,654
Total		3,292,766
Total Utilities		6,635,651
Total Common Stocks (Cost: $166,134,196)		190,124,061

Money Market Funds 0.5%

	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.594%(c)(d)	1,038,248	1,038,248
Total Money Market Funds (Cost: $1,038,275)		1,038,248
Total Investments (Cost: $167,172,471)		191,162,309
Other Assets & Liabilities, Net		(149,336)
Net Assets		191,012,973

At December 31, 2016, securities totaling $82,390 were pledged as collateral.

Investments in Derivatives

Futures Contracts Outstanding at December 31, 2016

Long Futures Contracts Outstanding

Contract Description	Number of Contracts	Trading Currency	Notional Market Value ($)	Expiration Date	Unrealized Appreciation ($)	Unrealized (Depreciation) ($)
S&P 500 E-mini	2	USD	223,620	03/2017	—	(1,080)
S&P 500 Index	2	USD	1,118,100	03/2017	—	(5,607)
Total			1,341,720		—	(6,687)

Notes to Portfolio of Investments

(a)  Non-income producing investment.

(b)  This security or a portion of this security has been pledged as collateral in connection with derivative contracts.

(c)  The rate shown is the seven-day current annualized yield at December 31, 2016.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
9

COLUMBIA VARIABLE PORTFOLIO — CORE EQUITY FUND

PORTFOLIO OF INVESTMENTS (continued)

December 31, 2016

Notes to Portfolio of Investments (continued)

(d)  As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company's outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended December 31, 2016 are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds From Sales ($)	Realized Gain (Loss) ($)	Ending Cost ($)	Dividends — Affiliated Issuers ($)	Value ($)
Columbia Short-Term Cash Fund	2,745,429	19,676,546	(21,383,697)	(3)	1,038,275	6,446	1,038,248

Currency Legend

USD  US Dollar

Fair Value Measurements

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset's or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>  Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>  Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>  Level 3 — Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Certain investments that have been measured at fair value using the net asset value (NAV) per share (or its equivalent) are not categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to reconcile the fair value hierarchy to the amounts presented in the Portfolio of Investments. The Columbia Short-Term Cash Fund seeks to provide shareholders with maximum current income consistent with liquidity and stability of principal. Columbia Short-Term Cash Fund prices its shares with a floating NAV and no longer seeks to maintain a stable NAV.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund's Board of Trustees (the Board), the Investment Manager's Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager's organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
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COLUMBIA VARIABLE PORTFOLIO — CORE EQUITY FUND

PORTFOLIO OF INVESTMENTS (continued)

December 31, 2016

Fair Value Measurements (continued)

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The following table is a summary of the inputs used to value the Fund's investments at December 31, 2016:

	Level 1 Quoted Prices in Active Assets ($)	Level 2 Markets for Identical Observable Inputs ($)	Level 3 Other Significant Unobservable Inputs ($)	Significant Total ($)
Investments
Common Stocks
Consumer Discretionary	21,807,956	—	—	21,807,956
Consumer Staples	18,542,778	—	—	18,542,778
Energy	13,986,851	—	—	13,986,851
Financials	27,377,610	—	—	27,377,610
Health Care	26,598,525	—	—	26,598,525
Industrials	19,896,091	—	—	19,896,091
Information Technology	40,061,575	—	—	40,061,575
Materials	5,114,921	—	—	5,114,921
Real Estate	4,639,800	—	—	4,639,800
Telecommunication Services	5,462,303	—	—	5,462,303
Utilities	6,635,651	—	—	6,635,651
Total Common Stocks	190,124,061	—	—	190,124,061
Investments measured at net asset value
Money Market Funds	—	—	—	1,038,248
Total Investments	190,124,061	—	—	191,162,309
Derivatives
Liabilities
Futures Contracts	(6,687)	—	—	(6,687)
Total	190,117,374	—	—	191,155,622

See the Portfolio of Investments for all investment classifications not indicated in the table.

Derivative instruments are valued at unrealized appreciation (depreciation).

There were no transfers of financial assets between levels during the period.

The accompanying Notes to Financial Statements are an integral part of this statement.

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COLUMBIA VARIABLE PORTFOLIO — CORE EQUITY FUND

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2016

Assets
Investments, at value
Unaffiliated issuers (identified cost $166,134,196)	$190,124,061
Affiliated issuers (identified cost $1,038,275)	1,038,248
Total investments (identified cost $167,172,471)	191,162,309
Cash	346
Receivable for:
Investments sold	1,341,663
Dividends	210,970
Foreign tax reclaims	216
Expense reimbursement due from Investment Manager	3,849
Prepaid expenses	2,048
Total assets	192,721,401
Liabilities
Payable for:
Investments purchased	1,338,157
Capital shares purchased	235,642
Variation margin	5,340
Management services fees	63,374
Compensation of board members	29,951
Chief compliance officer expenses	42
Other expenses	35,922
Total liabilities	1,708,428
Net assets applicable to outstanding capital stock	$191,012,973
Represented by
Trust capital	$191,012,973
Total — representing net assets applicable to outstanding capital stock	$191,012,973
Shares outstanding	11,656,599
Net asset value per share	$16.39

The accompanying Notes to Financial Statements are an integral part of this statement.

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COLUMBIA VARIABLE PORTFOLIO — CORE EQUITY FUND

STATEMENT OF OPERATIONS

Year Ended December 31, 2016

Net investment income
Income:
Dividends — unaffiliated issuers	$4,575,312
Dividends — affiliated issuers	6,446
Total income	4,581,758
Expenses:
Management services fees	760,800
Compensation of board members	14,832
Custodian fees	21,307
Printing and postage fees	17,115
Audit fees	24,365
Legal fees	9,037
Chief compliance officer expenses	42
Other	10,430
Total expenses	857,928
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(96,995)
Total net expenses	760,933
Net investment income	3,820,825
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	7,812,540
Investments — affiliated issuers	(3)
Futures contracts	301,341
Net realized gain	8,113,878
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	3,193,839
Investments — affiliated issuers	(27)
Futures contracts	(19,635)
Net change in unrealized appreciation	3,174,177
Net realized and unrealized gain	11,288,055
Net increase in net assets resulting from operations	$15,108,880

The accompanying Notes to Financial Statements are an integral part of this statement.

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COLUMBIA VARIABLE PORTFOLIO — CORE EQUITY FUND

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2016	Year Ended December 31, 2015
Operations
Net investment income	$3,820,825	$4,051,521
Net realized gain	8,113,878	19,106,151
Net change in unrealized appreciation (depreciation)	3,174,177	(19,936,726)
Net increase in net assets resulting from operations	15,108,880	3,220,946
Decrease in net assets from capital stock activity	(23,762,967)	(25,267,797)
Total decrease in net assets	(8,654,087)	(22,046,851)
Net assets at beginning of year	199,667,060	221,713,911
Net assets at end of year	$191,012,973	$199,667,060

The accompanying Notes to Financial Statements are an integral part of this statement.

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COLUMBIA VARIABLE PORTFOLIO — CORE EQUITY FUND

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Year Ended December 31, 2016		Year Ended December 31, 2015
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Subscriptions	107,551	1,636,790	41,378	606,508
Redemptions	(1,655,850)	(25,399,757)	(1,712,295)	(25,874,305)
Total decrease	(1,548,299)	(23,762,967)	(1,670,917)	(25,267,797)
Total net decrease	(1,548,299)	(23,762,967)	(1,670,917)	(25,267,797)

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
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COLUMBIA VARIABLE PORTFOLIO — CORE EQUITY FUND

FINANCIAL HIGHLIGHTS

The following table is intended to help you understand the Fund's financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect any fees and expenses imposed under your Contract and/or Qualified Plan, as applicable; such fees and expenses would reduce the total returns for all periods shown. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund's portfolio turnover rate may be higher.

	Year Ended December 31,
	2016	2015	2014	2013	2012
Per share data
Net asset value, beginning of period	$15.12	$14.90	$12.87	$9.57	$8.19
Income from investment operations:
Net investment income	0.31	0.29	0.24	0.21	0.18
Net realized and unrealized gain (loss)	0.96	(0.07)	1.79	3.09	1.20
Total from investment operations	1.27	0.22	2.03	3.30	1.38
Net asset value, end of period	$16.39	$15.12	$14.90	$12.87	$9.57
Total return	8.40%	1.48%	15.77%	34.48%	16.85%
Ratios to average net assets(a)
Total gross expenses	0.45%	0.44%	0.45%	0.44%	0.46%
Total net expenses(b)	0.40%	0.40%	0.40%	0.40%	0.40%
Net investment income	2.01%	1.89%	1.77%	1.84%	1.98%
Supplemental data
Net assets, end of period (in thousands)	$191,013	$199,667	$221,714	$213,918	$180,866
Portfolio turnover	76%	78%	75%	68%	79%

Notes to Financial Highlights

(a)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(b)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
16

COLUMBIA VARIABLE PORTFOLIO — CORE EQUITY FUND

NOTES TO FINANCIAL STATEMENTS

December 31, 2016

Note 1. Organization

Columbia Variable Portfolio — Core Equity Fund (the Fund), a series of Columbia Funds Variable Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). You may not buy (nor will you own) shares of the Fund directly. You invest by owning RiverSource Variable Annuity Fund A or RiverSource Variable Annuity Fund B and allocating your purchase payments to the variable account that invests in the Fund. Refer to your variable annuity contract prospectus for information regarding the investment options available to you. The Fund is closed to new investors.

Note 2. Summary of Significant Accounting Policies

Basis of Preparation

The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services — Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation

All equity securities are valued at the close of business of the New York Stock Exchange. Equity securities are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.

Foreign equity securities are valued based on the closing price on the foreign exchange in which such securities are primarily traded. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. In those situations, foreign securities will be fair valued pursuant to a policy adopted by the Board of Trustees, including, if available, utilizing a third party pricing service to determine these fair values. The third party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the New York Stock Exchange. The fair value of a security is likely to be different from the quoted or published price, if available.

Investments in open-end investment companies, including money market funds, are valued at their latest net asset value.

Futures and options on futures contracts are valued based upon the settlement price at the close of regular trading on their principal exchanges or, in the absence of transactions, at the mean of the latest quoted bid and ask prices.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security.

The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.

GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any

Annual Report 2016
17

COLUMBIA VARIABLE PORTFOLIO — CORE EQUITY FUND

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2016

changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund's Portfolio of Investments.

Derivative Instruments

The Fund invests in certain derivative instruments, as detailed below, to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more securities, currencies, commodities, indices, or other assets or instruments. Derivatives may be used to increase investment flexibility (including to maintain cash reserves while maintaining desired exposure to certain assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligations under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell or terminate, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.

A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform its obligations under the contract. The Fund's risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty, plus any replacement costs or related amounts. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the clearinghouse or central counterparty (CCP) provides some protection in the case of clearing member default. The clearinghouse or CCP stands between the buyer and the seller of the contract; therefore, additional counterparty credit risk is failure of the clearinghouse or CCP. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker's customer account. While brokers are required to segregate customer margin from their own assets, in the event that a broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker for all its clients, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker's customers (including the Fund), potentially resulting in losses to the Fund.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivatives contract counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instrument's payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting), including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset or netting in bankruptcy, insolvency or other events.

Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the clearinghouse or CCP for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms are contract specific for over-the-counter derivatives. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund attempts to mitigate counterparty risk by only entering into

Annual Report 2016
18

COLUMBIA VARIABLE PORTFOLIO — CORE EQUITY FUND

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2016

agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

Certain ISDA Master Agreements allow counterparties of over-the-counter derivatives transactions to terminate derivatives contracts prior to maturity in the event the Fund's net asset value declines by a stated percentage over a specified time period or if the Fund fails to meet certain terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty. The Fund also has termination rights if the counterparty fails to meet certain terms of the ISDA Master Agreement. In addition to considering counterparty credit risk, the Fund would consider terminating the derivatives contracts based on whether termination would result in a net liability owed from the counterparty.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.

Futures Contracts

Futures contracts are exchange-traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to maintain appropriate equity market exposure while keeping sufficient cash to accommodate daily redemptions. These instruments may be used for other purposes in future periods. Upon entering into futures contracts, the Fund bears risks that it may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.

Upon entering into a futures contract, the Fund deposits cash or securities with the broker, known as a futures commission merchant (FCM), in an amount sufficient to meet the initial margin requirement. The initial margin deposit must be maintained at an established level over the life of the contract. Cash deposited as initial margin is recorded in the Statement of Assets and Liabilities as margin deposits. Securities deposited as initial margin are designated in the Portfolio of Investments. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.

Effects of Derivative Transactions in the Financial Statements

The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Statement of Operations, including realized and unrealized gains (losses). The derivative instrument schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.

The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at December 31, 2016:

Liability Derivatives
Risk Exposure Category	Statement of Assets and Liabilities Location	Fair Value ($)
Equity risk	Component of trust capital — unrealized depreciation on futures contracts	6,687	*

*Includes cumulative appreciation (depreciation) as reported in the tables following the Portfolio of Investments. Only the current day's variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.

The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the year ended December 31, 2016:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Risk Exposure Category	Futures Contracts ($)
Equity risk	301,341
Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Risk Exposure Category	Futures Contracts ($)
Equity risk	(19,635)

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COLUMBIA VARIABLE PORTFOLIO — CORE EQUITY FUND

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2016

The following table provides a summary of the average outstanding volume by derivative instrument for the year ended December 31, 2016:

Derivative Instrument	Average Notional Amounts ($)*
Futures contracts — Long	2,015,735

*Based on the ending quarterly outstanding amounts for the year ended December 31, 2016.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.

The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds, other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information on the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by the Fund's management. Management's estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.

Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund.

Federal Income Tax Status

The Fund is a disregarded entity for federal income tax purposes and does not expect to make regular distributions to shareholders. The Fund will not be subject to federal income tax, and therefore, there is no provision for federal income taxes. The shareholder is subject to tax on its distributive share of the Fund's income and losses. The components of the Fund's net assets are reported at the shareholder level for tax purposes, and therefore, are not presented in the Statement of Assets and Liabilities.

Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management's conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Guarantees and Indemnifications

Under the Trust's organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Investment Company Reporting Modernization

In October 2016, the U.S. Securities and Exchange Commission adopted new rules and forms, and amendments to certain current rules and forms, to modernize reporting and disclosure of information by registered investment companies. The amendments to Regulation S-X will require standardized, enhanced disclosure about derivatives in investment company financial statements, and will also change the rules governing the form and content of such financial statements. The amendments to Regulation S-X take effect on August 1, 2017. At this time, management is

Annual Report 2016
20

COLUMBIA VARIABLE PORTFOLIO — CORE EQUITY FUND

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2016

assessing the anticipated impact of these regulatory developments.

Note 3. Fees and Other Transactions with Affiliates

Management Services Fees

Effective May 1, 2016, the Fund entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. Prior to May 1, 2016, the Investment manager provided advisory services under an Investment Management Services Agreement and administrative and accounting services under a separate Administrative Services Agreement. The management services fee is an annual fee that is equal to 0.40% of the Fund's average daily net assets.

For the period from January 1, 2016 through April 30, 2016, the investment advisory services fee paid to the Investment Manager was $248,118. The Investment Manager did not receive a fee for its services under the Administrative Services Agreement.

Other Expenses

Other expenses are for, among other things, miscellaneous expenses of the Fund or the Board of Trustees, including payments to Board Services Corp., a company providing limited administrative services to the Fund and the Board of Trustees. That company's expenses include boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. For the year ended December 31, 2016, other expenses paid by the Fund to this company were $369.

Compensation of Board Members

Board of Trustee members, who are not officers or employees of the Investment Manager or Ameriprise Financial, are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Plan), these Board of Trustee members may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund's liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan. All amounts payable under the Plan constitute a general unsecured obligation of the Fund.

Compensation of Chief Compliance Officer

The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund is allocated a portion of the expenses associated with the Chief Compliance Officer based on relative net assets of the Trust.

Transfer Agency Fees

The Fund has a Transfer and Dividend Disbursing Agent Agreement with Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, under which the Fund does not pay an annual fee to the Transfer Agent.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) indefinitely, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund's net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund's custodian, do not exceed the annual rate of 0.40% of the Fund's average daily net assets.

Under the agreement governing this fee waiver and/or expense reimbursement arrangement, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend and interest expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements

Annual Report 2016
21

COLUMBIA VARIABLE PORTFOLIO — CORE EQUITY FUND

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2016

described above are not recoverable by the Investment Manager or its affiliates in future periods.

Note 4. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $144,709,293 and $162,698,430, respectively, for the year ended December 31, 2016. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.

Note 5. Affiliated Money Market Fund

The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends — affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. Effective October 1, 2016, the Affiliated MMF prices its shares with a floating net asset value (NAV) and no longer seeks to maintain a stable NAV. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.

Note 6. Line of Credit

The Fund has access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., HSBC Bank USA, N.A. and JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility agreement, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, that permits collective borrowings up to $1 billion. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations.

The Fund had no borrowings during the year ended December 31, 2016.

Note 7. Significant Risks

Shareholder Concentration Risk

At December 31, 2016, affiliated shareholders of record owned 100.0% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid or more liquid positions, resulting in Fund losses and the Fund holding a higher percentage of less liquid or illiquid securities. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.

Technology and Technology-Related Investment Risk

The Fund may be more susceptible to the particular risks that may affect companies in the information technology sector, as well as other technology-related sectors (collectively, the technology sectors) than if it were invested in a wider variety of companies in unrelated sectors. Companies in the technology sectors are subject to certain risks, including the risk that new services, equipment or technologies will not be accepted by consumers and businesses or will become rapidly obsolete. Performance of such companies may be affected by factors including obtaining and protecting patents (or the failure to do so) and significant competitive pressures, including aggressive pricing of their products or services, new market entrants, competition for market share and short product cycles due to an accelerated rate of technological developments. Such competitive pressures may lead to limited earnings and/or falling profit margins. As a result, the value of their securities may fall or fail to rise. In addition, many technology sector companies have limited operating histories and prices of these companies' securities historically have been more volatile than other securities, especially over the short term.

Note 8. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Annual Report 2016
22

COLUMBIA VARIABLE PORTFOLIO — CORE EQUITY FUND

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2016

Note 9. Information Regarding Pending and Settled Legal Proceedings

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

Annual Report 2016
23

COLUMBIA VARIABLE PORTFOLIO — CORE EQUITY FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of Columbia Funds Variable Series Trust II and the Shareholders of
Columbia Variable Portfolio — Core Equity Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Variable Portfolio — Core Equity Fund (the "Fund," a series of Columbia Funds Variable Series Trust II) as of December 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of December 31, 2016 by correspondence with the custodian, brokers and transfer agent, and the application of alternative auditing procedures where such confirmations had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Minneapolis, MN
February 17, 2017

Annual Report 2016
24

COLUMBIA VARIABLE PORTFOLIO — CORE EQUITY FUND

TRUSTEES AND OFFICERS

Shareholders elect the Board that oversees the Fund's operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund's Trustees, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, Trustees not affiliated with the Investment Manager generally may serve through the end of the calendar year in which they reach either the mandatory retirement age established by the Board or the fifteenth anniversary of the first Board meeting they attended as a member of the Board.

Independent Trustees

Name, Address, Year of Birth	Position Held With the Trust and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
George S. Batejan 901 S. Marquette Ave. Minneapolis, MN 55402 1953	Trustee since 1/17	Executive Vice President, Global Head of Technology and Operations, Janus Capital Group, Inc., 2010-2016	124

Trustee to other Columbia Funds since 2017; Advisory Board Member, University of Colorado Business School (Executive Committee, Nominating Committee and Governance Committee) since November 2015; former Chairman of the Board, NICSA (National Investment Company Services Association), 2014-2016; former Director, Intech Investment Management, 2011-2016; former Board Member, Metro Denver Chamber of Commerce, 2015-2016

Kathleen Blatz 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Trustee since 1/06 for RiverSource Funds and since 6/11 for Nations Funds	Attorney, specializing in arbitration and mediation; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees	126	Trustee to other Columbia Funds since 2006; Trustee, BlueCross BlueShield of Minnesota (Chair of the Business Development Committee) since 2009; Chair of the Robina Foundation since August 2013

Annual Report 2016
25

COLUMBIA VARIABLE PORTFOLIO — CORE EQUITY FUND

TRUSTEES AND OFFICERS (continued)

Independent Trustees (continued)

Name, Address, Year of Birth	Position Held With the Trust and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
Edward J. Boudreau, Jr. 901 S. Marquette Ave. Minneapolis, MN 55402 1944	Trustee since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, E.J. Boudreau & Associates (consulting) since 2000; FINRA Industry Arbitrator, 2002-present; Chairman and Chief Executive Officer, John Hancock Investments (asset management), Chairman and Interested Trustee for open-end and closed-end funds offered by John Hancock, 1989-2000; John Hancock Mutual Life Insurance Company, including Senior Vice President and Treasurer and Senior Vice President Information Technology, 1968-1988	124	Trustee to other Columbia Funds since 2005; former Trustee, Boston Museum of Science (Chair of Finance Committee), 1985-2013; former Trustee, BofA Funds Series Trust (11 funds), 2005-2011
Pamela G. Carlton 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Trustee since 7/07 for RiverSource Funds and since 6/11 for Nations Funds	President, Springboard-Partners in Cross Cultural Leadership (consulting company) since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, Morgan Stanley, 1982-1991	126	Trustee to other Columbia Funds since 2007; Trustee, New York Presbyterian Hospital Board (Executive Committee and Chair of Human Resources Committee) since 1996
William P. Carmichael 901 S. Marquette Ave. Minneapolis, MN 55402 1943	Trustee since 6/11 for RiverSource Funds and since 2003 for Nations Funds; Chair of the Board from 1/14-11/15	Retired; Co-founder, The Succession Fund (provides exit strategies to owners of privately held companies), 1998-2007; Adjunct Professor of Finance, Kelley School of Business, Indiana University, 1993-2007; Senior Vice President, Sara Lee Corporation, 1991-1993; Senior Vice President and Chief Financial Officer, Beatrice Foods Company, 1984-1990; Vice President, Esmark, Inc., 1973-1984; Associate, Price Waterhouse, 1968-1972	126

Trustee to other Columbia Funds since 2003; Director, The Finish Line (athletic shoes and apparel) since July 2003; Director, hhgregg since May, 2015; former Director, Cobra Electronics Corporation (electronic equipment manufacturer), 1994-August 2014; former Director, Spectrum Brands, Inc. (consumer products), 2002-2009; former Director, Simmons Company (bedding), 2004-2010; former Trustee, BofA Funds Series Trust (11 funds) 2003-2011; former Director, McMoRan Exploration Company (oil and gas exploration and development) 2010-2013; former Director, International Textile Corp., 2012-2016

Annual Report 2016
26

COLUMBIA VARIABLE PORTFOLIO — CORE EQUITY FUND

TRUSTEES AND OFFICERS (continued)

Independent Trustees (continued)

Name, Address, Year of Birth	Position Held With the Trust and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
Patricia M. Flynn 901 S. Marquette Ave. Minneapolis, MN 55402 1950	Trustee since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Trustee Professor of Economics and Management, Bentley University since 1976 (also teaches and conducts research on corporate governance); Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	126	Trustee to other Columbia Funds since 2004; Trustee, MA Taxpayers Foundation since 1997; Board of Governors, Innovation Institute, MA Technology Collaborative since 2010
William A. Hawkins 901 S. Marquette Ave. Minneapolis, MN 55402 1942	Chair of the Board since 11/15; Trustee since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, Overton Partners (financial consulting), since August 2010; President and Chief Executive Officer, California General Bank, N.A., January 2008-August 2010; Operation Hope, COO, 2004-2007; IndyMac Bancorp, President, CBG, 1999-2003; American General Bank, President, 1997-1999; Griffin Financial Services, CEO, 1981-1997; The Griffin Funds, CEO, 1992-1998	126	Trustee to other Columbia Funds since 2005; former Trustee, BofA Funds Series Trust (11 funds), 2005-2015
Catherine James Paglia 901 S. Marquette Ave. Minneapolis, MN 55402 1952	Trustee since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Director, Enterprise Asset Management, Inc. (private real estate and asset management company) since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Managing Director, Morgan Stanley, 1982-1989; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	126

Trustee to other Columbia Funds since 2004; Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012; Trustee, Carleton College (on the Investment Committee); Trustee, Carnegie Endowment for International Peace (on the Investment Committee)

Annual Report 2016
27

COLUMBIA VARIABLE PORTFOLIO — CORE EQUITY FUND

TRUSTEES AND OFFICERS (continued)

Independent Trustees (continued)

Name, Address, Year of Birth	Position Held With the Trust and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
Minor M. Shaw 901 S. Marquette Ave. Minneapolis, MN 55402 1947	Trustee since 6/11 for RiverSource Funds and since 2003 for Nations Funds	President, Micco LLC (private investments) since 2011; President, Micco Corp. (family investment business), 1998-2011	126

Trustee to other Columbia Funds since 2003; Director, BlueCross BlueShield of South Carolina since April 2008; Advisory Board member, Duke Energy Corp. since October 2016; Chair of the Duke Endowment; Director, National Association of Corporate Directors, Carolinas Chapter, since 2013; Chair of Greenville — Spartanburg Airport Commission; former Trustee, BofA Funds Series Trust (11 funds), 2003-2011; former Director, Piedmont Natural Gas, 2004-2016

John G. Taft 901 S. Marquette Ave. Minneapolis, MN 55402 1955	Trustee since 1/17	Chief Executive Officer, RBC Wealth Management (a division of RBC Capital Markets LLC), 2005-2016	124	Trustee to other Columbia Funds since 2017; Trustee, Andy Warhol Foundation for Visual Arts (Finance Committee) since 2014; former Director, RBC Global Asset Management — U.S., 2001-2016
Alison Taunton-Rigby 901 S. Marquette Ave. Minneapolis, MN 55402 1944	Trustee since 11/02 for RiverSource Funds and since 6/11 for Nations Funds	President, Chief Executive Officer and Director, RiboNovix, Inc., 2003-2010; CMT Inc., 2001-2003; Aquila Biopharmaceuticals Inc., 1996-2000; Cambridge Biotech Corporation, 1995-1996; Mitotix Inc., 1993-1994	126

Trustee to other Columbia Funds since 2002; Director, Boston Children's Hospital since 2002; Director, ICI Mutual Insurance Company, since 2011; Director, Blumont/IRD since 2016; Director, Mount Ida College since 2016; former Director, Abt Associates (government contractor), 2001-2016; former Director, Healthways, Inc. (health and well-being solutions), 2005-2016

Annual Report 2016
28

COLUMBIA VARIABLE PORTFOLIO — CORE EQUITY FUND

TRUSTEES AND OFFICERS (continued)

Interested Trustee Not Affiliated with Investment Manager*

Name, Address, Year of Birth	Position Held with the Trusts and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
Anthony M. Santomero 901 S. Marquette Ave. Minneapolis, MN 55402 1946	Trustee since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008; President, Federal Reserve Bank of Philadelphia, 2000-2006; Professor of Finance, The Wharton School, University of Pennsylvania, 1972-2002	124

Trustee to other Columbia Funds since 2008; Trustee, Penn Mutual Life Insurance Company since March 2008; Director, Renaissance Reinsurance Ltd. since May 2008; Director, Citigroup Inc. since 2009; Director, Citibank, N.A. since 2009; former Trustee, BofA Funds Series Trust (11 funds), 2008-2011

* Dr. Santomero is not an affiliated person of the Investment Manager or Ameriprise Financial. However, he is currently deemed by the Funds to be an "interested person" (as defined in the 1940 Act) of the Funds because he serves as a Director of Citigroup Inc. and Citibank, N.A., companies that may directly or through subsidiaries and affiliates engage from time-to-time in brokerage execution, principal transactions and lending relationships with the Funds or accounts advised/managed by the Investment Manager.

Interested Trustee Affiliated with Investment Manager*

Name, Address, Year of Birth	Position Held With the Trusts and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
William F. Truscott c/o Columbia Management Investment Advisers, LLC, 225 Franklin St. Boston, MA 02110 1960	Trustee since 11/01 for RiverSource Funds and since 6/11 for Nations Funds; Senior Vice President since 2002 for RiverSource Funds and since 5/10 for Nations Funds

Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010-September 2012); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006-August 2012.

185

Trustee to other Columbia Funds since 2001; Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010; Director, Columbia Management Investment Distributors, Inc. since May 2010; Former Director, Ameriprise Certificate Company, 2006-January 2013

* Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.

The Statement of Additional Information has additional information about the Fund's Board members and is available, without charge, upon request by calling 800.345.6611 or contacting your financial intermediary.

Annual Report 2016
29

COLUMBIA VARIABLE PORTFOLIO — CORE EQUITY FUND

TRUSTEES AND OFFICERS (continued)

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Truscott, who is Senior Vice President, the Fund's other officers are:

Fund Officers

Name, Address and Year of Birth	Position and Year First Appointed to Position for any Fund in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) During Past Five Years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)

Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously, Vice President and Chief Counsel January 2010-December 2014); officer of Columbia Funds and affiliated funds since 2007.

Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Treasurer (2011), Chief Financial Officer (2009) and Chief Accounting Officer (2015)	Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; senior officer of Columbia Funds and affiliated funds since 2002.
Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Senior Vice President (2011), Chief Legal Officer (2015) and Assistant Secretary (2008)

Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since January 2017 (previously Vice President and Lead Chief Counsel, November 2008-January 2017 and January 2013-January 2017, respectively, and Chief Counsel, January 2010-January 2013); Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since May 2010.

Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010.
Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)

Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Executive Vice President and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since July 2013 (previously Director and Global Chief Investment Officer, 2010-2013).

Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010.
Amy Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Vice President (2006)	Managing Director and Global Head of Operations, Columbia Management Investment Advisers, LLC since April 2016 (previously Managing Director and Chief Operating Officer, 2010-2016).
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Vice President and Secretary (2015)	Vice President and Group Counsel, Ameriprise Financial, Inc. since August 2011; officer of Columbia Funds and affiliated funds since 2005.

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COLUMBIA VARIABLE PORTFOLIO — CORE EQUITY FUND

IMPORTANT INFORMATION ABOUT THIS REPORT

The policy of the Board is to vote the proxies of the companies in which each fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how each fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting investor.columbiathreadneedleus.com, or searching the website of the SEC at sec.gov.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund's Form N-Q is available on the SEC's website at sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. Each fund's complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.

Annual Report 2016
33

Columbia Variable Portfolio — Core Equity Fund

P.O. Box 8081

Boston, MA 02266-8081

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For fund and other investment product prospectuses, which contain this and other important information, contact your financial advisor or insurance representative. Please read the prospectus carefully before you invest. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies.

All rights reserved. Columbia Management Investment Distributors, Inc., 225 Franklin Street, Boston, MA 02110-2804

© 2017 Columbia Management Investment Advisers, LLC.

S-6347 AN (2/17)

ANNUAL REPORT

December 31, 2016

COLUMBIA VARIABLE PORTFOLIO — COMMODITY STRATEGY FUND

Please remember that you may not buy (nor will you own) shares of the Fund directly. The Fund is available through variable annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies as well as qualified pension and retirement plans. Please contact your financial advisor or insurance representative for more information.

COLUMBIA VARIABLE PORTFOLIO — COMMODITY STRATEGY FUND

Performance Overview	2
Manager Discussion of Fund Performance	4
Understanding Your Fund's Expenses	6
Consolidated Portfolio of Investments	7
Consolidated Statement of Assets and Liabilities	11
Consolidated Statement of Operations	12
Consolidated Statement of Changes in Net Assets	13
Consolidated Financial Highlights	15
Notes to Consolidated Financial Statements	17
Report of Independent Registered Public Accounting Firm	26
Trustees and Officers	27
Important Information About This Report	33

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.

Annual Report 2016

COLUMBIA VARIABLE PORTFOLIO — COMMODITY STRATEGY FUND

PERFORMANCE OVERVIEW

Performance Summary

■  Columbia Variable Portfolio — Commodity Strategy Fund (the Fund) Class 2 shares returned 12.37% for the 12-month period that ended December 31, 2016.

■  The Fund outperformed its benchmark, the Bloomberg Commodity Index Total Return, which returned 11.77% for the same time period.

■  In a year of generally positive returns for global commodity markets, the Fund benefited from opportunities created by the increased volatility in energy markets and supply demand shifts in agricultural markets.

Average Annual Total Returns (%) (for period ended December 31, 2016)

	Inception	1 Year	Life
Class 1	04/30/13	12.83	-11.37
Class 2	04/30/13	12.37	-11.60
Bloomberg Commodity Index Total Return		11.77	-10.78

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your financial advisor or insurance representative.

Performance results reflect the effect of any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.

The Bloomberg Commodity Index Total Return is composed of futures contracts and reflects the returns on a fully collateralized investment in the Bloomberg Commodity Index. This combines the returns of the Bloomberg Commodity Index with the returns on cash collateral invested in 13 week (3 Month) U.S. Treasury Bills.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.

Annual Report 2016
2

COLUMBIA VARIABLE PORTFOLIO — COMMODITY STRATEGY FUND

PERFORMANCE OVERVIEW (continued)

Performance of a Hypothetical $10,000 Investment (April 30, 2013 – December 31, 2016)

The chart above shows the change in value of a hypothetical $10,000 investment in Class 2 shares of Columbia Variable Portfolio — Commodity Strategy Fund during the stated time period, and does not reflect the deduction of taxes, if any, that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The returns also do not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan, if any.

Annual Report 2016
3

COLUMBIA VARIABLE PORTFOLIO — COMMODITY STRATEGY FUND

MANAGER DISCUSSION OF FUND PERFORMANCE

Portfolio Management

Threadneedle International Limited

David Donora

Nicolas Robin

Portfolio Holdings (%) (at December 31, 2016)
Money Market Funds	21.0
Treasury Bills	27.7
U.S. Government & Agency Obligations	44.3
Other Assets & Liabilities	7.0
Total	100.0

Percentages indicated are based upon net assets. At year end, the Fund held investments in an affiliated money market fund, U.S. Treasury Bills and U.S. Government & Agency Obligations, which have been segregated to cover obligations relating to the Fund's investments in open futures contracts which provide exposure to the commodities market. For a description of the Fund's investment in derivatives, see Investments in Derivatives following the Consolidated Portfolio of Investments and Note 2 to the Notes to Consolidated Financial Statements.

Commodities Market Exposure (%) (at December 31, 2016)
Commodities Futures Contracts(a)
Agriculture	31.0
Energy	38.6
Industrial Metals	17.1
Precious Metals	13.3
Total Notional Market Value of Commodities Futures Contracts	100.0

(a) Reflects notional market value of commodities futures contracts. The notional exposure of a financial instrument is the nominal or face amount that is used to calculate payments made on that instrument and/or changes in value for the instrument. The notional exposure is a hypothetical underlying quantity upon which payment obligations are computed. Notional exposures provide a gauge for how the Fund may behave given changes in individual markets. Notional amounts for each commodities futures contract are shown in the Consolidated Portfolio of Investments. The notional amount of all outstanding commodities futures contracts is $491,444,722. For a description of the Fund's investments in derivatives, see Investments in Derivatives following the Consolidated Portfolio of Investments and Note 2 to the Notes to Consolidated Financial Statements.

At December 31, 2016, approximately 97.7% of the Fund's shares were owned in the aggregate by affiliated funds-of-funds managed by Columbia Management Investment Advisers, LLC (the Investment Manager). As a result of asset allocation decisions by the Investment Manager, it is possible that the Fund may experience relatively large purchases or redemptions from affiliated funds-of-funds. The Investment Manager seeks to minimize the impact of these transactions by structuring them over a reasonable period of time. The Fund may experience increased expenses as it buys and sells securities as a result of purchases or redemptions by affiliated funds-of-funds.

For the 12 months ended December 31, 2016, the Fund's Class 2 shares returned 12.37%. The Fund outperformed its benchmark, the Bloomberg Commodity Index Total Return, which returned 11.77% over the same period. In a year of generally positive returns for global commodity markets, the Fund benefited from opportunities created by the increased volatility in energy markets and supply demand shifts in agricultural markets. The Fund primarily uses exchange-traded futures contracts to manage exposure to commodity markets.

Positive Performance for Global Commodities

Overall, global commodity markets delivered a positive performance over the year 2016, with most individual commodity markets trading higher and, in some cases, sharply above the previous year's close. The most significant factors were the strength of demand for commodities and the re-establishment of OPEC as a balancing factor with regard to global oil production late in the year. At the same time, the strength of the U.S. dollar continued to weigh on commodity prices.

Contributors and Detractors

The Fund seeks to generate returns through its weighting in individual commodities, as well as a consideration of where it is overweight or underweight certain commodities relative to its benchmark. For example, as mentioned, the Fund was able to take advantage of opportunities created by the increased volatility in energy markets and shifts in demand in agricultural markets. Contributors to Fund performance during the year included lead, where our off-benchmark long position generated positive performance, and West Texas Intermediate (WTI) crude oil, where our curve positioning added significantly. Our relative value positioning in soybean meal vs. soybean oil also worked well. These positions were all tactical, lasting a few months at most. The only sector to detract, though very modestly, from the Fund's performance on a relative basis was soft commodities (commodities that are grown, rather than mined.)

Portfolio Positioning

The Fund switched weights marginally across sectors during the course of the year. After bringing base metals back to neutral, we rarely had a significant sector overweight or underweight. The more significant positions were at the individual commodity level. For example, we pushed our crude oil weight further back on the curve early in the year to take advantage of increasing inventories and a steepening of the curve. We
Annual Report 2016
4

COLUMBIA VARIABLE PORTFOLIO — COMMODITY STRATEGY FUND

MANAGER DISCUSSION OF FUND PERFORMANCE (continued)

moved to an overweight position in soybean meal vs. soybean oil based on our belief that the palm-oil story had been overhyped, and that if there were any weather issues in South America, soybean meal would outperform. We also took an overweight position in lead versus aluminum and copper to take advantage of the fundamental advantage for lead. By mid-year, we moved to an overweight in copper in anticipation of improving Chinese demand and supply risks.

We believe the Fund was positioned at year-end for an environment of high volatility with relatively light positions in individual commodities and sectors. This reflects the high degree of uncertainty across emerging markets, the U.S. Federal Reserve tightening interest rates (in contrast to most other major global central banks), and geopolitical risks in the Middle East at 35-year highs.

Annual Report 2016
5

COLUMBIA VARIABLE PORTFOLIO — COMMODITY STRATEGY FUND

UNDERSTANDING YOUR FUND'S EXPENSES

(Unaudited)

As an investor, you incur ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

The information below does not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy (collectively, Contracts) or qualified pension and retirement plan (Qualified Plan), if any. The total fees and expenses you bear may therefore be higher than those shown below.

Analyzing Your Fund's Expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the Fund's actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the "Actual" column. The amount listed in the "Hypothetical" column assumes a 5% annual rate of return before expenses (which is not the Fund's actual return) and then applies the Fund's actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See "Compare With Other Funds" below for details on how to use the hypothetical data.

Compare With Other Funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as redemption or exchange fees, or expenses that apply to the subaccount or the Contract. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If the fees and expenses imposed under your Contract or Qualified Plan, if any, were included, your costs would be higher.

July 1, 2016 – December 31, 2016

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)		Expenses Paid During the Period ($)		Fund's Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class 1	1,000.00	1,000.00	986.00	1,021.40	3.57	3.64	0.72
Class 2	1,000.00	1,000.00	984.30	1,020.10	4.86	4.95	0.98

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund's most recent fiscal half year and divided by 366.

Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.

Annual Report 2016
6

COLUMBIA VARIABLE PORTFOLIO — COMMODITY STRATEGY FUND

CONSOLIDATED PORTFOLIO OF INVESTMENTS

December 31, 2016

(Percentages represent value of investments compared to net assets)

U.S. Government & Agency Obligations 44.3%

Issuer	Effective Yield	Principal Amount ($)	Value ($)
Federal Home Loan Banks Discount Notes 01/17/17	0.390%	33,000,000	32,993,730
01/20/17	0.450%	8,500,000	8,497,793
03/31/17	0.500%	56,500,000	56,428,979
04/06/17	0.540%	35,000,000	34,950,265
Federal Home Loan Mortgage Corp. Discount Notes 01/26/17	0.390%	40,000,000	39,988,385
Federal National Mortgage Association Discount Notes 02/01/17	0.450%	25,000,000	24,989,762
02/14/17	0.500%	20,000,000	19,987,438
Total U.S. Government & Agency Obligations (Cost: $217,851,845)			217,836,352

Treasury Bills 27.7%

UNITED STATES 27.7%
U.S. Treasury Bills 01/19/17	0.340%	34,000,000	33,993,625
01/26/17	0.350%	34,000,000	33,991,118
02/23/17	0.450%	34,000,000	33,976,732
04/27/17	0.540%	34,000,000	33,941,044
Total			135,902,519
Total Treasury Bills (Cost: $135,904,852)			135,902,519

Money Market Funds 21.0%

	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.594%(a)(b)	103,480,690	103,480,690
Total Money Market Funds (Cost: $103,480,690)		103,480,690
Total Investments (Cost: $457,237,387)		457,219,561
Other Assets & Liabilities, Net		34,430,429
Net Assets		491,649,990

At December 31, 2016, cash totaling $35,504,745 was pledged as collateral.

Investments in Derivatives

Futures Contracts Outstanding at December 31, 2016

Long Futures Contracts Outstanding

Contract Description	Number of Contracts	Trading Currency	Notional Market Value ($)	Expiration Date	Unrealized Appreciation ($)	Unrealized (Depreciation) ($)
Brent Crude	940	USD	53,410,800	01/2017	7,840,745	—
Cattle Feeder	36	USD	2,251,800	03/2017	—	(8,062)
Coffee C	175	USD	8,993,906	03/2017	—	(2,128,440)
Corn	162	USD	2,851,200	03/2017	27,666	—
Corn	1,601	USD	28,177,600	03/2017	—	(99,868)
Cotton	223	USD	7,877,475	03/2017	108,980	—

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.

Annual Report 2016
7

COLUMBIA VARIABLE PORTFOLIO — COMMODITY STRATEGY FUND

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

December 31, 2016

Long Futures Contracts Outstanding (continued)

Contract Description	Number of Contracts	Trading Currency	Notional Market Value ($)	Expiration Date	Unrealized Appreciation ($)	Unrealized (Depreciation) ($)
Gold 100 oz.	364	USD	41,921,880	02/2017	—	(4,134,059)
HRW Wheat	113	USD	2,364,525	03/2017	46,136	—
HRW Wheat	304	USD	6,361,200	03/2017	—	(158,018)
LME Copper	247	USD	34,149,294	02/2017	—	(1,461,753)
LME Nickel	268	USD	16,097,688	03/2017	—	(2,135,566)
LME Primary Aluminum	437	USD	18,493,294	03/2017	—	(401,198)
LME Zinc	239	USD	15,379,650	03/2017	—	(893,976)
Lean Hogs	180	USD	4,762,800	02/2017	840,976	—
Live Cattle	177	USD	8,216,340	02/2017	572,602	—
Live Cattle	106	USD	4,857,980	04/2017	188,457	—
NY Harbor ULSD	322	USD	23,587,208	04/2017	3,359,634	—
Natural Gas	1,444	USD	53,196,960	02/2017	1,603,197	—
RBOB Gasoline	289	USD	20,469,523	02/2017	1,504,990	—
Silver	296	USD	23,663,720	03/2017	—	(2,792,253)
Soybean	467	USD	23,443,400	03/2017	—	(972,325)
Soybean Meal	492	USD	15,576,720	03/2017	—	(222,180)
Soybean Oil	510	USD	10,605,960	03/2017	402,856	—
Sugar #11	9	USD	196,661	02/2017	—	(36,829)
Sugar #11	865	USD	18,901,288	02/2017	—	(1,528,896)
WTI Crude	693	USD	38,842,650	04/2017	975,173	—
Wheat	333	USD	6,793,200	03/2017	82,511	—
Total			491,444,722		17,553,923	(16,973,423)

Notes to Consolidated Portfolio of Investments

(a)  The rate shown is the seven-day current annualized yield at December 31, 2016.

(b)  As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company's outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended December 31, 2016 are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds From Sales ($)	Realized Gain (Loss) ($)	Ending Cost ($)	Dividends — Affiliated Issuers ($)	Value ($)
Columbia Short-Term Cash Fund	5,801,366	703,855,649	(606,176,561)	236	103,480,690	184,677	103,480,690

Currency Legend

USD  US Dollar

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.

Annual Report 2016
8

COLUMBIA VARIABLE PORTFOLIO — COMMODITY STRATEGY FUND

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

December 31, 2016

Fair Value Measurements

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset's or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>  Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>  Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>  Level 3 — Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Certain investments that have been measured at fair value using the net asset value (NAV) per share (or its equivalent) are not categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to reconcile the fair value hierarchy to the amounts presented in the Consolidated Portfolio of Investments. The Columbia Short-Term Cash Fund seeks to provide shareholders with maximum current income consistent with liquidity and stability of principal. Columbia Short-Term Cash Fund prices its shares with a floating NAV and no longer seeks to maintain a stable NAV.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund's Board of Trustees (the Board), the Investment Manager's Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager's organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.

Annual Report 2016
9

COLUMBIA VARIABLE PORTFOLIO — COMMODITY STRATEGY FUND

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

December 31, 2016

Fair Value Measurements (continued)

The following table is a summary of the inputs used to value the Fund's investments at December 31, 2016:

	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Investments
U.S. Government & Agency Obligations	—	217,836,352	—	217,836,352
Treasury Bills	135,902,519	—	—	135,902,519
Money Market Funds	—	—	—	103,480,690
Total Investments	135,902,519	217,836,352	—	457,219,561
Derivatives
Assets
Futures Contracts	17,553,923	—	—	17,553,923
Liabilities
Futures Contracts	(16,973,423)	—	—	(16,973,423)
Total	136,483,019	217,836,352	—	457,800,061

See the Consolidated Portfolio of Investments for all investment classifications not indicated in the table.

The Fund's assets assigned to the Level 2 input category are generally valued using the market approach, in which a security's value is determined through reference to prices and information from market transactions for similar or identical assets.

Derivative instruments are valued at unrealized appreciation (depreciation).

There were no transfers of financial assets between levels during the period.

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.

Annual Report 2016
10

COLUMBIA VARIABLE PORTFOLIO — COMMODITY STRATEGY FUND

CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES

December 31, 2016

Assets
Investments, at value
Unaffiliated issuers (identified cost $353,756,697)	$353,738,871
Affiliated issuers (identified cost $103,480,690)	103,480,690
Total investments (identified cost $457,237,387)	457,219,561
Margin deposits	35,504,745
Receivable for:
Capital shares sold	2,517
Dividends	39,761
Variation margin	1,435,437
Prepaid expenses	1,757
Total assets	494,203,778
Liabilities
Payable for:
Capital shares purchased	4,874
Variation margin	2,478,160
Management services fees	8,479
Distribution and/or service fees	71
Transfer agent fees	808
Compensation of board members	15,170
Chief compliance officer expenses	104
Other expenses	46,122
Total liabilities	2,553,788
Net assets applicable to outstanding capital stock	$491,649,990
Represented by
Paid-in capital	$514,480,289
Excess of distributions over net investment income	(9,733,023)
Accumulated net realized loss	(13,659,950)
Unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	(17,826)
Futures contracts	580,500
Total — representing net assets applicable to outstanding capital stock	$491,649,990
Class 1
Net assets	$481,110,065
Shares outstanding	76,032,162
Net asset value per share	$6.33
Class 2
Net assets	$10,539,925
Shares outstanding	1,679,993
Net asset value per share	$6.27

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.

Annual Report 2016
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COLUMBIA VARIABLE PORTFOLIO — COMMODITY STRATEGY FUND

CONSOLIDATED STATEMENT OF OPERATIONS

Year Ended December 31, 2016

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.

Net investment income
Income:
Dividends — affiliated issuers	$184,677
Interest	583,119
Total income	767,796
Expenses:
Management services fees	1,394,010
Distribution and/or service fees
Class 2	15,950
Transfer agent fees
Class 1	128,935
Class 2	3,828
Compensation of board members	13,594
Custodian fees	28,773
Printing and postage fees	16,442
Audit fees	34,780
Legal fees	9,286
Chief compliance officer expenses	104
Other	11,462
Total expenses	1,657,164
Net investment loss	(889,368)
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	(1,015)
Investments — affiliated issuers	236
Futures contracts	23,062,244
Net realized gain	23,061,465
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	(14,188)
Futures contracts	1,079,982
Net change in unrealized appreciation	1,065,794
Net realized and unrealized gain	24,127,259
Net increase in net assets resulting from operations	$23,237,891

Annual Report 2016
12

COLUMBIA VARIABLE PORTFOLIO — COMMODITY STRATEGY FUND

CONSOLIDATED STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2016	Year Ended December 31, 2015
Operations
Net investment loss	$(889,368)	$(429,606)
Net realized gain (loss)	23,061,465	(18,894,052)
Net change in unrealized appreciation	1,065,794	5,126,168
Net increase (decrease) in net assets resulting from operations	23,237,891	(14,197,490)
Increase (decrease) in net assets from capital stock activity	422,535,665	(8,290,801)
Total increase (decrease) in net assets	445,773,556	(22,488,291)
Net assets at beginning of year	45,876,434	68,364,725
Net assets at end of year	$491,649,990	$45,876,434
Undistributed (excess of distributions over) net investment income	$(9,733,023)	$242,191

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.

Annual Report 2016
13

COLUMBIA VARIABLE PORTFOLIO — COMMODITY STRATEGY FUND

CONSOLIDATED STATEMENT OF CHANGES IN NET ASSETS (continued)

	Year Ended December 31, 2016		Year Ended December 31, 2015
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class 1 shares
Subscriptions	68,498,849	416,133,163	19,329	122,015
Redemptions	(6,484)	(36,963)	(1,588,355)	(11,308,420)
Net increase (decrease)	68,492,365	416,096,200	(1,569,026)	(11,186,405)
Class 2 shares
Subscriptions	1,543,078	9,409,591	511,777	3,419,629
Redemptions	(499,273)	(2,970,126)	(79,487)	(524,025)
Net increase	1,043,805	6,439,465	432,290	2,895,604
Total net increase (decrease)	69,536,170	422,535,665	(1,136,736)	(8,290,801)

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.

Annual Report 2016
14

COLUMBIA VARIABLE PORTFOLIO — COMMODITY STRATEGY FUND

CONSOLIDATED FINANCIAL HIGHLIGHTS

The following tables are intended to help you understand the Fund's financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect any fees and expenses imposed under your Contract and/or Qualified Plan, as applicable; such fees and expenses would reduce the total returns for all periods shown. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund's portfolio turnover rate may be higher.

	Year Ended December 31,
Class 1	2016	2015	2014	2013(a)
Per share data
Net asset value, beginning of period	$5.61	$7.34	$9.32	$9.86
Income from investment operations:
Net investment loss	(0.02)	(0.05)	(0.07)	(0.05)
Net realized and unrealized gain (loss)	0.74	(1.68)	(1.91)	(0.49)
Total from investment operations	0.72	(1.73)	(1.98)	(0.54)
Net asset value, end of period	$6.33	$5.61	$7.34	$9.32
Total return	12.83%	(23.57%)	(21.24%)	(5.48%)
Ratios to average net assets(b)
Total gross expenses	0.74%	0.88%	0.78%	0.85	%(c)
Total net expenses(d)	0.74%	0.88%	0.78%	0.85	%(c)
Net investment loss	(0.39%)	(0.77%)	(0.71%)	(0.77	%)(c)
Supplemental data
Net assets, end of period (in thousands)	$481,110	$42,326	$66,873	$120,651
Portfolio turnover	0%	0%	0%	449%

Notes to Consolidated Financial Highlights

(a)  Based on operations from April 30, 2013 (commencement of operations) through the stated period end.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Annualized.

(d)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.

Annual Report 2016
15

COLUMBIA VARIABLE PORTFOLIO — COMMODITY STRATEGY FUND

CONSOLIDATED FINANCIAL HIGHLIGHTS (continued)

	Year Ended December 31,
Class 2	2016	2015	2014	2013(a)
Per share data
Net asset value, beginning of period	$5.58	$7.32	$9.32	$9.86
Income from investment operations:
Net investment loss	(0.04)	(0.07)	(0.09)	(0.06)
Net realized and unrealized gain (loss)	0.73	(1.67)	(1.91)	(0.48)
Total from investment operations	0.69	(1.74)	(2.00)	(0.54)
Net asset value, end of period	$6.27	$5.58	$7.32	$9.32
Total return	12.37%	(23.77%)	(21.46%)	(5.48%)
Ratios to average net assets(b)
Total gross expenses	0.99%	1.15%	1.03%	1.09	%(c)
Total net expenses(d)	0.99%	1.15%	1.03%	1.09	%(c)
Net investment loss	(0.63%)	(1.02%)	(0.96%)	(1.02	%)(c)
Supplemental data
Net assets, end of period (in thousands)	$10,540	$3,550	$1,492	$664
Portfolio turnover	0%	0%	0%	449%

Notes to Consolidated Financial Highlights

(a)  Based on operations from April 30, 2013 (commencement of operations) through the stated period end.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Annualized.

(d)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.

Annual Report 2016
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COLUMBIA VARIABLE PORTFOLIO — COMMODITY STRATEGY FUND

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

December 31, 2016

Note 1. Organization

Columbia Variable Portfolio — Commodity Strategy Fund (the Fund), a series of Columbia Funds Variable Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

Basis for Consolidation

CVPCSF Offshore Fund, Ltd. (the Subsidiary) is a Cayman Islands exempted company and wholly-owned subsidiary of the Fund. The Subsidiary acts as an investment vehicle in order to effect certain investment strategies consistent with the Fund's investment objective and policies as stated in its current prospectus and statement of additional information. In accordance with the Memorandum and Articles of Association of the Subsidiary (the Articles), the Fund owns the sole issued share of the Subsidiary and retains all rights associated with such share, including the right to receive notice of, attend and vote at general meetings of the Subsidiary, rights in a winding-up or repayment of capital and the right to participate in the profits or assets of the Subsidiary. The consolidated financial statements (financial statements) include the accounts of the consolidated Fund and the respective Subsidiary. Subsequent references to the Fund within the Notes to Consolidated Financial Statements collectively refer to the Fund and the Subsidiary. All intercompany transactions and balances have been eliminated in the consolidation process.

At December 31, 2016, the Subsidiary financial statement information is as follows:

% of consolidated fund net assets	15.00%
Net assets	$73,754,800
Net investment income (loss)	(147,796)
Net realized gain (loss)	23,061,950
Net change in unrealized appreciation (depreciation)	1,079,982

The financial statements present the portfolio holdings, financial position and results of operations of the Fund and the Subsidiary on a consolidated basis.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund offers Class 1 and Class 2 shares to separate accounts funding variable annuity contracts and variable life insurance policies (collectively, Contracts) issued by affiliated and unaffiliated life insurance companies as well as qualified pension and retirement plans (Qualified Plans) and other qualified institutional investors (Qualified Investors) authorized by Columbia Management Investment Distributors, Inc. (the Distributor). You may not buy (nor will you own) shares of the Fund directly. You may invest by participating in a Qualified Plan or by buying a Contract and making allocations to the Fund. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust's organizational documents or by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own cost structure and other features.

Note 2. Summary of Significant Accounting Policies

Basis of Preparation

The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services — Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation

Debt securities generally are valued by pricing services approved by the Board of Trustees based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques that take into account, as applicable, factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as approved independent broker-dealer quotes. Debt securities for which quotations are not readily available or not believed to be reflective of market value may also

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17

COLUMBIA VARIABLE PORTFOLIO — COMMODITY STRATEGY FUND

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

December 31, 2016

be valued based upon a bid quote from an approved independent broker-dealer. Debt securities maturing in 60 days or less are valued primarily at amortized cost value, unless this method results in a valuation that management believes does not approximate market value.

Investments in open-end investment companies, including money market funds, are valued at their latest net asset value.

Futures and options on futures contracts are valued based upon the settlement price at the close of regular trading on their principal exchanges or, in the absence of transactions, at the mean of the latest quoted bid and ask prices.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security.

The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.

GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund's Consolidated Portfolio of Investments.

Derivative Instruments

The Fund invests in certain derivative instruments, as detailed below, to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more securities, currencies, commodities, indices, or other assets or instruments. Derivatives may be used to increase investment flexibility (including to maintain cash reserves while maintaining desired exposure to certain assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligations under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell or terminate, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Consolidated Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.

A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform its obligations under the contract. The Fund's risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty, plus any replacement costs or related amounts. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the clearinghouse or central counterparty (CCP) provides some protection in the case of clearing member default. The clearinghouse or CCP stands between the buyer and the seller of the contract; therefore, additional counterparty credit risk is failure of the clearinghouse or CCP. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker's customer account. While brokers are required to segregate customer margin from their own assets, in the event that a broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker for all its clients, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker's customers (including the Fund), potentially resulting in losses to the Fund.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivatives contract counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and typically contains, among other things,

Annual Report 2016
18

COLUMBIA VARIABLE PORTFOLIO — COMMODITY STRATEGY FUND

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

December 31, 2016

collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instrument's payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting), including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset or netting in bankruptcy, insolvency or other events.

Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the clearinghouse or CCP for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms are contract specific for over-the-counter derivatives. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

Certain ISDA Master Agreements allow counterparties of over-the-counter derivatives transactions to terminate derivatives contracts prior to maturity in the event the Fund's net asset value declines by a stated percentage over a specified time period or if the Fund fails to meet certain terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty. The Fund also has termination rights if the counterparty fails to meet certain terms of the ISDA Master Agreement. In addition to considering counterparty credit risk, the Fund would consider terminating the derivatives contracts based on whether termination would result in a net liability owed from the counterparty.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Consolidated Statement of Assets and Liabilities.

Futures Contracts

Futures contracts are exchange-traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to manage exposure to commodities markets. These instruments may be used for other purposes in future periods. Upon entering into futures contracts, the Fund bears risks that it may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.

Upon entering into a futures contract, the Fund deposits cash or securities with the broker, known as a futures commission merchant (FCM), in an amount sufficient to meet the initial margin requirement. The initial margin deposit must be maintained at an established level over the life of the contract. Cash deposited as initial margin is recorded in the Consolidated Statement of Assets and Liabilities as margin deposits. Securities deposited as initial margin are designated in the Consolidated Portfolio of Investments. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Consolidated Statement of Assets and Liabilities.

Effects of Derivative Transactions in the Financial Statements

The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Consolidated Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Consolidated Statement of Operations,

Annual Report 2016
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COLUMBIA VARIABLE PORTFOLIO — COMMODITY STRATEGY FUND

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

December 31, 2016

including realized and unrealized gains (losses). The derivative instrument schedules following the Consolidated Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.

The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at December 31, 2016:

Asset Derivatives
Risk Exposure Category	Consolidated Statement of Assets and Liabilities Location	Fair Value ($)
Commodity-related investment risk	Net assets — unrealized appreciation on futures contracts	17,553,923	*
Liability Derivatives
Risk Exposure Category	Consolidated Statement of Assets and Liabilities Location	Fair Value ($)
Commodity-related investment risk	Net assets — unrealized depreciation on futures contracts	16,973,423	*

*Includes cumulative appreciation (depreciation) as reported in the tables following the Consolidated Portfolio of Investments. Only the current day's variation margin is reported in receivables or payables in the Consolidated Statement of Assets and Liabilities.

The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Consolidated Statement of Operations for the year ended December 31, 2016:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Risk Exposure Category	Futures Contracts ($)
Commodity-related investment risk	23,062,244
Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Risk Exposure Category	Futures Contracts ($)
Commodity-related investment risk	1,079,982

The following table provides a summary of the average outstanding volume by derivative instrument for the year ended December 31 , 2016:

Derivative Instrument	Average notional amounts ($)*
Futures contracts — Long	267,414,522

*Based on the ending quarterly outstanding amounts for the year ended December 31, 2016.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted.

The Fund may place a debt security on non-accrual status and reduce related interest income when it becomes probable that the interest will not be collected and the amount of uncollectible interest can be reasonably estimated. A defaulted debt security is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured.

Dividend income is recorded on the ex-dividend date.

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Consolidated Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, because the Fund meets the exception under Internal Revenue Code Section 4982(f), the Fund expects not to be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Distributions to Subaccounts

Distributions to the subaccounts of Contracts, Qualified Plans and Qualified Investors are recorded at the close

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20

COLUMBIA VARIABLE PORTFOLIO — COMMODITY STRATEGY FUND

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

December 31, 2016

of business on the record date and are payable on the first business day following the record date. Dividends from net investment income, if any, are declared and distributed annually. Capital gains distributions, when available, will be made annually. However, an additional capital gain distribution may be made during the fiscal year in order to comply with the Internal Revenue Code, as applicable to registered investment companies. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. All dividends and distributions are reinvested in additional shares of the applicable share class of the Fund at the net asset value as of the ex-dividend date of the distribution.

Guarantees and Indemnifications

Under the Trust's organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Investment Company Reporting Modernization

In October 2016, the U.S. Securities and Exchange Commission adopted new rules and forms, and amendments to certain current rules and forms, to modernize reporting and disclosure of information by registered investment companies. The amendments to Regulation S-X will require standardized, enhanced disclosure about derivatives in investment company financial statements, and will also change the rules governing the form and content of such financial statements. The amendments to Regulation S-X take effect on August 1, 2017. At this time, management is assessing the anticipated impact of these regulatory developments.

Note 3. Fees and Other Transactions with Affiliates

Management Services Fees

Effective May 1, 2016, the Fund entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management

Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to a percentage of the Fund's average daily net assets that declines from 0.63% to 0.49% as the Fund's net assets increase. Prior to May 1, 2016, the Fund paid the Investment Manager an annual fee for advisory services under an Investment Management Services Agreement and a separate annual fee for administrative and accounting services under an Administrative Services Agreement. The effective management services fee rate for the year ended December 31, 2016 (reflecting all advisory and administrative services fees paid to the Investment Manager) was 0.63% of the Fund's average daily net assets. For the period from January 1, 2016 through April 30, 2016, the investment advisory services fee paid to the Investment Manager was $82,518, and the administrative services fee paid to the Investment Manager was $12,003.

Subadvisory Agreement

The Investment Manager has entered into a Subadvisory Agreement with Threadneedle International Limited (Threadneedle), an affiliate of the Investment Manager and an indirect wholly-owned subsidiary of Ameriprise Financial, to serve as the subadviser to the Fund. The Investment Manager compensates Threadneedle to manage the investment of the Fund's assets.

Other Expenses

Other expenses are for, among other things, miscellaneous expenses of the Fund or the Board of Trustees, including payments to Board Services Corp., a company providing limited administrative services to the Fund and the Board of Trustees. That company's expenses include boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. For the year ended December 31, 2016, other expenses paid by the Fund to this company were $309.

Compensation of Board Members

Board of Trustee members, who are not officers or employees of the Investment Manager or Ameriprise Financial, are compensated for their services to the Fund as disclosed in the Consolidated Statement of Operations. Under a Deferred Compensation Plan (the Plan), these Board of Trustee members may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain

Annual Report 2016
21

COLUMBIA VARIABLE PORTFOLIO — COMMODITY STRATEGY FUND

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

December 31, 2016

funds managed by the Investment Manager. The Fund's liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan. All amounts payable under the Plan constitute a general unsecured obligation of the Fund.

Compensation of Chief Compliance Officer

The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund is allocated a portion of the expenses associated with the Chief Compliance Officer based on relative net assets of the Trust.

Transfer Agency Fees

The Fund has a Transfer and Dividend Disbursing Agent Agreement with Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial. The annual fee rate under this agreement is 0.06% of the Fund's average daily net assets attributable to each share class.

Distribution Fees

The Fund has an agreement with the Distributor, an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution services. Under a Plan and Agreement of Distribution, the Fund pays a fee at an annual rate of up to 0.25% of the Fund's average daily net assets attributable to Class 2 shares. The Fund pays no distribution and service fees for Class 1 shares.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the periods disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund's net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund's custodian, do not exceed the following annual rates as a percentage of the class' average daily net assets:

	May 1, 2016 through April 30, 2017	Prior to May 1, 2016
Class 1	1.12%	1.02%
Class 2	1.37	1.27

Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend and interest expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.

Note 4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.

At December 31, 2016, these differences are primarily due to differing treatment for capital loss carryforwards, Trustees' deferred compensation and investments in commodity subsidiaries. To the extent these differences are permanent, reclassifications are made among the components of the Fund's net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications.

In the Consolidated Statement of Assets and Liabilities the following reclassifications were made:

Undistributed net investment income	$(9,085,846)
Paid-in capital	9,085,846

Net investment income (loss) and net realized gains (losses), as disclosed in the Consolidated Statement of Operations, and net assets were not affected by this reclassification.

For the years ended December 31, 2016 and 2015, there were no distributions.

Annual Report 2016
22

COLUMBIA VARIABLE PORTFOLIO — COMMODITY STRATEGY FUND

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

December 31, 2016

At December 31, 2016, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$28,157,849
Capital loss carryforwards	(484)
Net unrealized depreciation	(42,387,687)

At December 31, 2016, the cost of investments for federal income tax purposes was $534,954,010 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$3,109,723
Unrealized depreciation	(45,497,410)
Net unrealized depreciation	$(42,387,687)

The following capital loss carryforwards, determined at December 31, 2016, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

Year of Expiration	Amount ($)
No expiration — short-term	484

Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management's conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 5. Portfolio Information

For the year ended December 31, 2016, there were no purchases or proceeds from the sale of securities other than short-term investment transactions and derivative activity, if any. Only the amount of long-term security purchases and sales activity, excluding derivatives, impacts the portfolio turnover reported in the Consolidated Financial Highlights.

Note 6. Affiliated Money Market Fund

The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends — affiliated issuers in the Consolidated Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. Effective October 1, 2016, the Affiliated MMF prices its shares with a floating net asset value (NAV) and no longer seeks to maintain a stable NAV. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.

Note 7. Line of Credit

The Fund has access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., HSBC Bank USA, N.A. and JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility agreement, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, that permits collective borrowings up to $1 billion. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Consolidated Statement of Operations.

The Fund had no borrowings during the year ended December 31, 2016.

Note 8. Significant Risks

Commodity-related Investment Risk

The value of commodities investments will generally be affected by overall market movements and factors specific to a particular industry or commodity, which may include demand for the commodity, weather, embargoes, tariffs, and economic health, political, international, regulatory and other developments. Exposure to commodities and commodities markets may subject the value of the Fund's investments to greater volatility than other types of investments. Commodities investments may also subject the Fund to counterparty risk and liquidity risk. The Fund may make commodity-related investments through one or more wholly-owned subsidiaries organized outside the U.S. that are generally not subject to U.S. laws (including securities laws) and their protections.

Annual Report 2016
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COLUMBIA VARIABLE PORTFOLIO — COMMODITY STRATEGY FUND

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

December 31, 2016

Credit Risk

Credit risk is the risk that the value of debt securities in the Fund's portfolio may decline because the issuer may default and fail to pay interest or repay principal when due. Rating agencies assign credit ratings to debt securities to indicate their credit risk. Lower rated or unrated debt securities held by the Fund may present increased credit risk as compared to higher-rated debt securities.

Derivatives Risk

Losses involving derivative instruments may be substantial, because a relatively small price movement in the underlying security(ies), commodity, currency or index or other instrument or asset may result in a substantial loss for the Fund. In addition to the potential for increased losses, the use of derivative instruments may lead to increased volatility within the Fund. Derivatives will typically increase the Fund's exposure to principal risks to which it is otherwise exposed, and may expose the Fund to additional risks, including correlation risk, counterparty risk, hedging risk, leverage risk and liquidity risk.

Interest Rate Risk

Interest rate risk is the risk of losses attributable to changes in interest rates. In general, if prevailing interest rates rise, the values of debt securities tend to fall, and if interest rates fall, the values of debt securities tend to rise. Actions by governments and central banking authorities can result in increases in interest rates. Increasing interest rates may negatively affect the value of debt securities held by the Fund, resulting in a negative impact on the Fund's performance and net asset value per share. In general, the longer the maturity or duration of a debt security, the greater its sensitivity to changes in interest rates.

Liquidity Risk

Liquidity risk is the risk associated with a lack of marketability of investments which may make it difficult to sell the investment at a desirable time or price. Changing regulatory, market or other conditions or environments (for example, the interest rate or credit environments) may adversely affect the liquidity of the Fund's investments. The Fund may have to accept a lower selling price for the holding, sell other investments, or forego another, more appealing investment opportunity. Generally, the less liquid the market at the time the Fund sells a portfolio investment, the greater the risk of loss or decline of value to the Fund. A less liquid market can lead to an increase in Fund redemptions, which may negatively impact Fund performance and net asset value per share, including, for example, if the Fund is forced to sell securities in a down market.

Shareholder Concentration Risk

At December 31, 2016, affiliated shareholders of record owned 98.5% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid or more liquid positions, resulting in Fund losses and the Fund holding a higher percentage of less liquid or illiquid securities. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.

Note 9. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Note 10. Information Regarding Pending and Settled Legal Proceedings

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further,

Annual Report 2016
24

COLUMBIA VARIABLE PORTFOLIO — COMMODITY STRATEGY FUND

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

December 31, 2016

although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

Annual Report 2016
25

COLUMBIA VARIABLE PORTFOLIO — COMMODITY STRATEGY FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of Columbia Funds Variable Series Trust II and the Shareholders of
Columbia Variable Portfolio — Commodity Strategy Fund

In our opinion, the accompanying consolidated statement of assets and liabilities, including the consolidated portfolio of investments, and the related consolidated statements of operations and of changes in net assets and the consolidated financial highlights present fairly, in all material respects, the financial position of Columbia Variable Portfolio — Commodity Strategy Fund (the "Fund," a series of Columbia Funds Variable Series Trust II) as of December 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended and for the period April 30, 2013 (commencement of operations) through December 31, 2013, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of December 31, 2016 by correspondence with the custodian, brokers and transfer agent, and the application of alternative auditing procedures where such confirmations had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Minneapolis, MN
February 17, 2017

Annual Report 2016
26

COLUMBIA VARIABLE PORTFOLIO — COMMODITY STRATEGY FUND

TRUSTEES AND OFFICERS

Shareholders elect the Board that oversees the Fund's operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund's Trustees, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, Trustees not affiliated with the Investment Manager generally may serve through the end of the calendar year in which they reach either the mandatory retirement age established by the Board or the fifteenth anniversary of the first Board meeting they attended as a member of the Board.

Independent Trustees

Name, Address, Year of Birth	Position Held With the Trust and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
George S. Batejan 901 S. Marquette Ave. Minneapolis, MN 55402 1953	Trustee since 1/17	Executive Vice President, Global Head of Technology and Operations, Janus Capital Group, Inc., 2010-2016	124

Trustee to other Columbia Funds since 2017; Advisory Board Member, University of Colorado Business School (Executive Committee, Nominating Committee and Governance Committee) since November 2015; former Chairman of the Board, NICSA (National Investment Company Services Association), 2014-2016; former Director, Intech Investment Management, 2011-2016; former Board Member, Metro Denver Chamber of Commerce, 2015-2016

Kathleen Blatz 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Trustee since 1/06 for RiverSource Funds and since 6/11 for Nations Funds	Attorney, specializing in arbitration and mediation; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees	126	Trustee to other Columbia Funds since 2006; Trustee, BlueCross BlueShield of Minnesota (Chair of the Business Development Committee) since 2009; Chair of the Robina Foundation since August 2013

Annual Report 2016
27

COLUMBIA VARIABLE PORTFOLIO — COMMODITY STRATEGY FUND

TRUSTEES AND OFFICERS (continued)

Independent Trustees (continued)

Name, Address, Year of Birth	Position Held With the Trust and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
Edward J. Boudreau, Jr. 901 S. Marquette Ave. Minneapolis, MN 55402 1944	Trustee since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, E.J. Boudreau & Associates (consulting) since 2000; FINRA Industry Arbitrator, 2002-present; Chairman and Chief Executive Officer, John Hancock Investments (asset management), Chairman and Interested Trustee for open-end and closed-end funds offered by John Hancock, 1989-2000; John Hancock Mutual Life Insurance Company, including Senior Vice President and Treasurer and Senior Vice President Information Technology, 1968-1988	124	Trustee to other Columbia Funds since 2005; former Trustee, Boston Museum of Science (Chair of Finance Committee), 1985-2013; former Trustee, BofA Funds Series Trust (11 funds), 2005-2011
Pamela G. Carlton 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Trustee since 7/07 for RiverSource Funds and since 6/11 for Nations Funds	President, Springboard-Partners in Cross Cultural Leadership (consulting company) since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, Morgan Stanley, 1982-1991	126	Trustee to other Columbia Funds since 2007; Trustee, New York Presbyterian Hospital Board (Executive Committee and Chair of Human Resources Committee) since 1996
William P. Carmichael 901 S. Marquette Ave. Minneapolis, MN 55402 1943	Trustee since 6/11 for RiverSource Funds and since 2003 for Nations Funds; Chair of the Board from 1/14-11/15	Retired; Co-founder, The Succession Fund (provides exit strategies to owners of privately held companies), 1998-2007; Adjunct Professor of Finance, Kelley School of Business, Indiana University, 1993-2007; Senior Vice President, Sara Lee Corporation, 1991-1993; Senior Vice President and Chief Financial Officer, Beatrice Foods Company, 1984-1990; Vice President, Esmark, Inc., 1973-1984; Associate, Price Waterhouse, 1968-1972	126

Trustee to other Columbia Funds since 2003; Director, The Finish Line (athletic shoes and apparel) since July 2003; Director, hhgregg since May, 2015; former Director, Cobra Electronics Corporation (electronic equipment manufacturer), 1994-August 2014; former Director, Spectrum Brands, Inc. (consumer products), 2002-2009; former Director, Simmons Company (bedding), 2004-2010; former Trustee, BofA Funds Series Trust (11 funds) 2003-2011; former Director, McMoRan Exploration Company (oil and gas exploration and development) 2010-2013; former Director, International Textile Corp., 2012-2016

Annual Report 2016
28

COLUMBIA VARIABLE PORTFOLIO — COMMODITY STRATEGY FUND

TRUSTEES AND OFFICERS (continued)

Independent Trustees (continued)

Name, Address, Year of Birth	Position Held With the Trust and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
Patricia M. Flynn 901 S. Marquette Ave. Minneapolis, MN 55402 1950	Trustee since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Trustee Professor of Economics and Management, Bentley University since 1976 (also teaches and conducts research on corporate governance); Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	126	Trustee to other Columbia Funds since 2004; Trustee, MA Taxpayers Foundation since 1997; Board of Governors, Innovation Institute, MA Technology Collaborative since 2010
William A. Hawkins 901 S. Marquette Ave. Minneapolis, MN 55402 1942	Chair of the Board since 11/15; Trustee since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, Overton Partners (financial consulting), since August 2010; President and Chief Executive Officer, California General Bank, N.A., January 2008-August 2010; Operation Hope, COO, 2004-2007; IndyMac Bancorp, President, CBG, 1999-2003; American General Bank, President, 1997-1999; Griffin Financial Services, CEO, 1981-1997; The Griffin Funds, CEO, 1992-1998	126	Trustee to other Columbia Funds since 2005; former Trustee, BofA Funds Series Trust (11 funds), 2005-2015
Catherine James Paglia 901 S. Marquette Ave. Minneapolis, MN 55402 1952	Trustee since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Director, Enterprise Asset Management, Inc. (private real estate and asset management company) since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Managing Director, Morgan Stanley, 1982-1989; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	126

Trustee to other Columbia Funds since 2004; Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012; Trustee, Carleton College (on the Investment Committee); Trustee, Carnegie Endowment for International Peace (on the Investment Committee)

Annual Report 2016
29

COLUMBIA VARIABLE PORTFOLIO — COMMODITY STRATEGY FUND

TRUSTEES AND OFFICERS (continued)

Independent Trustees (continued)

Name, Address, Year of Birth	Position Held With the Trust and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
Minor M. Shaw 901 S. Marquette Ave. Minneapolis, MN 55402 1947	Trustee since 6/11 for RiverSource Funds and since 2003 for Nations Funds	President, Micco LLC (private investments) since 2011; President, Micco Corp. (family investment business), 1998-2011	126

Trustee to other Columbia Funds since 2003; Director, BlueCross BlueShield of South Carolina since April 2008; Advisory Board member, Duke Energy Corp. since October 2016; Chair of the Duke Endowment; Director, National Association of Corporate Directors, Carolinas Chapter, since 2013; Chair of Greenville — Spartanburg Airport Commission; former Trustee, BofA Funds Series Trust (11 funds), 2003-2011; former Director, Piedmont Natural Gas, 2004-2016

John G. Taft 901 S. Marquette Ave. Minneapolis, MN 55402 1955	Trustee since 1/17	Chief Executive Officer, RBC Wealth Management (a division of RBC Capital Markets LLC), 2005-2016	124	Trustee to other Columbia Funds since 2017; Trustee, Andy Warhol Foundation for Visual Arts (Finance Committee) since 2014; former Director, RBC Global Asset Management — U.S., 2001-2016
Alison Taunton-Rigby 901 S. Marquette Ave. Minneapolis, MN 55402 1944	Trustee since 11/02 for RiverSource Funds and since 6/11 for Nations Funds	President, Chief Executive Officer and Director, RiboNovix, Inc., 2003-2010; CMT Inc., 2001-2003; Aquila Biopharmaceuticals Inc., 1996-2000; Cambridge Biotech Corporation, 1995-1996; Mitotix Inc., 1993-1994	126

Trustee to other Columbia Funds since 2002; Director, Boston Children's Hospital since 2002; Director, ICI Mutual Insurance Company, since 2011; Director, Blumont/IRD since 2016; Director, Mount Ida College since 2016; former Director, Abt Associates (government contractor), 2001-2016; former Director, Healthways, Inc. (health and well-being solutions), 2005-2016

Annual Report 2016
30

COLUMBIA VARIABLE PORTFOLIO — COMMODITY STRATEGY FUND

TRUSTEES AND OFFICERS (continued)

Interested Trustee Not Affiliated with Investment Manager*

Name, Address, Year of Birth	Position Held with the Trusts and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
Anthony M. Santomero 901 S. Marquette Ave. Minneapolis, MN 55402 1946	Trustee since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008; President, Federal Reserve Bank of Philadelphia, 2000-2006; Professor of Finance, The Wharton School, University of Pennsylvania, 1972-2002	124

Trustee to other Columbia Funds since 2008; Trustee, Penn Mutual Life Insurance Company since March 2008; Director, Renaissance Reinsurance Ltd. since May 2008; Director, Citigroup Inc. since 2009; Director, Citibank, N.A. since 2009; former Trustee, BofA Funds Series Trust (11 funds), 2008-2011

* Dr. Santomero is not an affiliated person of the Investment Manager or Ameriprise Financial. However, he is currently deemed by the Funds to be an "interested person" (as defined in the 1940 Act) of the Funds because he serves as a Director of Citigroup Inc. and Citibank, N.A., companies that may directly or through subsidiaries and affiliates engage from time-to-time in brokerage execution, principal transactions and lending relationships with the Funds or accounts advised/managed by the Investment Manager.

Interested Trustee Affiliated with Investment Manager*

Name, Address, Year of Birth	Position Held With the Trusts and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
William F. Truscott c/o Columbia Management Investment Advisers, LLC, 225 Franklin St. Boston, MA 02110 1960	Trustee since 11/01 for RiverSource Funds and since 6/11 for Nations Funds; Senior Vice President since 2002 for RiverSource Funds and since 5/10 for Nations Funds

Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010-September 2012); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006-August 2012.

185

Trustee to other Columbia Funds since 2001; Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010; Director, Columbia Management Investment Distributors, Inc. since May 2010; Former Director, Ameriprise Certificate Company, 2006-January 2013

* Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.

The Statement of Additional Information has additional information about the Fund's Board members and is available, without charge, upon request by calling 800.345.6611 or contacting your financial intermediary.

Annual Report 2016
31

COLUMBIA VARIABLE PORTFOLIO — COMMODITY STRATEGY FUND

TRUSTEES AND OFFICERS (continued)

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Truscott, who is Senior Vice President, the Fund's other officers are:

Fund Officers

Name, Address and Year of Birth	Position and Year First Appointed to Position for any Fund in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) During Past Five Years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)

Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously, Vice President and Chief Counsel January 2010-December 2014); officer of Columbia Funds and affiliated funds since 2007.

Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Treasurer (2011), Chief Financial Officer (2009) and Chief Accounting Officer (2015)	Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; senior officer of Columbia Funds and affiliated funds since 2002.
Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Senior Vice President (2011), Chief Legal Officer (2015) and Assistant Secretary (2008)

Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since January 2017 (previously Vice President and Lead Chief Counsel, November 2008-January 2017 and January 2013-January 2017, respectively, and Chief Counsel, January 2010-January 2013); Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since May 2010.

Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010.
Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)

Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Executive Vice President and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since July 2013 (previously Director and Global Chief Investment Officer, 2010-2013).

Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010.
Amy Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Vice President (2006)	Managing Director and Global Head of Operations, Columbia Management Investment Advisers, LLC since April 2016 (previously Managing Director and Chief Operating Officer, 2010-2016).
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Vice President and Secretary (2015)	Vice President and Group Counsel, Ameriprise Financial, Inc. since August 2011; officer of Columbia Funds and affiliated funds since 2005.

Annual Report 2016
32

COLUMBIA VARIABLE PORTFOLIO — COMMODITY STRATEGY FUND

IMPORTANT INFORMATION ABOUT THIS REPORT

The policy of the Board is to vote the proxies of the companies in which each fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how each fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting investor.columbiathreadneedleus.com, or searching the website of the SEC at sec.gov.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund's Form N-Q is available on the SEC's website at sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. Each fund's complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.

You may obtain the current net asset value (NAV) of Fund shares at no cost by calling 800.345.6611 or by sending an e-mail to serviceinquiries@columbiathreadneedle.com.

Annual Report 2016
33

Columbia Variable Portfolio — Commodity Strategy Fund

P.O. Box 8081

Boston, MA 02266-8081

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For fund and other investment product prospectuses, which contain this and other important information, contact your financial advisor or insurance representative. Please read the prospectus carefully before you invest. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies.

All rights reserved. Columbia Management Investment Distributors, Inc., 225 Franklin Street, Boston, MA 02110-2804

© 2017 Columbia Management Investment Advisers, LLC.

S-6628 AN (2/17)

ANNUAL REPORT

December 31, 2016

COLUMBIA VARIABLE PORTFOLIO — MANAGED VOLATILITY MODERATE GROWTH FUND

Please remember that you may not buy (nor will you own) shares of the Fund directly. The Fund is available through variable annuity contracts or life insurance policies offered by the separate accounts of affiliated insurance companies and other qualified institutional investors authorized by Columbia Management Investment Distributors, Inc. Please contact your financial advisor or insurance representative for more information.

COLUMBIA VARIABLE PORTFOLIO — MANAGED VOLATILITY MODERATE GROWTH FUND

Performance Overview	2
Manager Discussion of Fund Performance	4
Understanding Your Fund's Expenses	6
Portfolio of Investments	7
Statement of Assets and Liabilities	21
Statement of Operations	22
Statement of Changes in Net Assets	23
Financial Highlights	25
Notes to Financial Statements	26
Report of Independent Registered Public Accounting Firm	37
Trustees and Officers	38
Important Information About This Report	45

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.

Annual Report 2016

COLUMBIA VARIABLE PORTFOLIO — MANAGED VOLATILITY MODERATE GROWTH FUND

PERFORMANCE OVERVIEW

Performance Summary

■  Columbia Variable Portfolio — Managed Volatility Moderate Growth Fund (the Fund) Class 2 shares returned 3.42% for the 12-month period that ended December 31, 2016.

■  The Fund underperformed its Blended Benchmark which gained 6.05% for the same time period.

■  The Fund outperformed the broad fixed-income market, as measured by the Bloomberg Barclays U.S. Aggregate Bond Index, which returned 2.65% for the same 12 months.

■  Disappointing results from underlying funds, especially U.S. large-cap equity funds, as well as an underweight in equities, accounted for a significant portion of the Fund's shortfall relative to its Blended Benchmark. The Fund's dynamic algorithm-based allocation and event protection strategies also detracted modestly from relative results.

Average Annual Total Returns (%) (for period ended December 31, 2016)

	Inception	1 Year	Life
Class 2	04/19/12	3.42	4.70
Blended Benchmark		6.05	6.59
Bloomberg Barclays U.S. Aggregate Bond Index		2.65	2.10

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your financial advisor or insurance representative.

Performance results reflect the effect of any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.

Effective March 10, 2016, the Fund compares its performance to that of an index consisting of 50% Bloomberg Barclays U.S. Aggregate Bond Index, 35% Russell 3000 Index and 15% MSCI EAFE Index (Net) (the New Blended Benchmark). Prior to this date, the Fund compared its performance to that of an index consisting of 50% Bloomberg Barclays U.S. Aggregate Bond Index, 26% S&P 500 Index, 15% MSCI EAFE Index (Net) and 9% Russell 2000 Index (the Former Blended Benchmark). The Fund's investment manager believes that the New Blended Benchmark provides a more appropriate basis for comparing the Fund's performance.

The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage passthroughs), asset-backed securities, and commercial mortgage-backed securities. The Russell 3000 Index, an unmanaged index, measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. The MSCI EAFE Index (Net) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. The index is compiled from a composite of securities markets of Europe, Australasia and the Far East and is widely recognized by investors in foreign markets as the measurement index for portfolios of non-North American securities.

The S&P 500 Index, an unmanaged index, measures the performance of 500 widely held, large-capitalization U.S. stocks and is frequently used as a general measure of market performance. The Russell 2000 Index measures the performance of the small-cap segment of the U.S. equity universe. It is a subset of the Russell 3000 Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes (except the MSCI EAFE Index (Net), which reflects reinvested dividends net of withholding taxes) or other expenses of investing. Securities in the Fund may not match those in an index.

Annual Report 2016
2

COLUMBIA VARIABLE PORTFOLIO — MANAGED VOLATILITY MODERATE GROWTH FUND

PERFORMANCE OVERVIEW (continued)

Performance of a Hypothetical $10,000 Investment (April 19, 2012 – December 31, 2016)

The chart above shows the change in value of a hypothetical $10,000 investment in Class 2 shares of Columbia Variable Portfolio — Managed Volatility Moderate Growth Fund during the stated time period, and does not reflect the deduction of taxes, if any, that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The returns also do not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan, if any.

Annual Report 2016
3

COLUMBIA VARIABLE PORTFOLIO — MANAGED VOLATILITY MODERATE GROWTH FUND

MANAGER DISCUSSION OF FUND PERFORMANCE

Portfolio Management

Jeffrey Knight, CFA

Anwiti Bahuguna, Ph.D.

David Weiss, CFA

Brian Virginia

Effective January 27, 2017, Kent Peterson no longer serves as a portfolio manager of the Fund.

Portfolio Allocation (%) (at December 31, 2016)
Allocations to Underlying Funds
Underlying Funds: Equity	45.2
International	11.5
U.S. Large Cap	26.7
U.S. Mid Cap	2.8
U.S. Small Cap	4.2
Underlying Funds: Fixed Income	23.4
Investment Grade	23.4
Allocations to Tactical Assets
Corporate Bonds & Notes	1.5
Exchange-Traded Funds	5.6
Money Market Fund Shares Held to Cover Open Derivatives Instruments(a)	17.2
Options Purchased Puts	1.1
Residential Mortgage-Backed Securities — Agency	6.0
U.S.Treasury Obligations	0.0	(b)
Foreign Government Obligations	0.0	(b)
Total	100.0

Percentages indicated are based upon total investments. The Fund's portfolio composition is subject to change.

(a) Includes investments in an affiliated money market fund (amounting to $2,334.1 million) which have been segregated to cover obligations relating to the Fund's investment in derivatives as part of its tactical allocation strategy. For a description of the Fund's investments in derivatives, see Investments in Derivatives following the Portfolio of Investments, and Note 2 to the financial statements.

(b) Rounds to zero

For the 12-month period that ended December 31, 2016, the Fund's Class 2 shares returned 3.42%. The Fund underperformed its Blended Benchmark which gained 6.05% for the same time period. The Fund outperformed the Bloomberg Barclays U.S. Aggregate Bond Index, which returned 2.65% for the same 12 months. Disappointing results from underlying U.S. large-cap equity funds, as well as an underweight in equities, accounted for much of the Fund's shortfall relative to its Blended Benchmark. The Fund's dynamic algorithm-based allocation methodology, which helps guide the Fund's asset allocation strategy, also detracted from relative results, as did event protection strategies designed to minimize losses in the event of steep market declines. Performance from underlying fixed-income funds and a modest overweight in U.S. small caps, one of the year's best equity sectors, aided relative returns.

Global Markets Posted Mixed Results

Global events, political uncertainty and mixed economic data were enough to keep investors off balance in 2016, as financial markets moved sharply in reaction to each significant change on the world stage. Early in the year, concerns about U.S. monetary policy, China and oil rattled the equity markets and drove stock prices downward. After a swift March rebound, the U.S. stock market fell again in the early summer in reaction to the U.K. vote to exit the European Union, and U.S. Treasury yields also plummeted. Once again, the markets rebounded but investors retreated in the third quarter in reaction to mixed economic data and uncertainty surrounding the U.S. Presidential race. Following the November election and with mostly positive economic data, stocks moved higher in the fourth quarter to keep the eight-year bull market alive. In the United States, steady job growth drove unemployment down, corporate earnings growth picked up, manufacturing activity accelerated, and the price of oil stabilized. Growth was lackluster in developed foreign market countries. In Europe and Japan, GDP advanced less than 1% for the year. China expanded at an estimated pace of 7.5%, in line with expectations, while most emerging markets struggled with volatile international capital flows and currency fluctuations. South American economies contracted.

In December 2016, the Federal Reserve (the Fed) raised the target range of its benchmark interest rate by a quarter of a point to between 0.50% and 0.75%, its first such move in a year. The Fed's action had been widely anticipated and had little or no impact on the financial markets when it occurred. The Fed indicated that it would continue to monitor inflation and the job market in considering future rate hikes.

Against this backdrop, the S&P 500 Index, a broad measure of U.S. stock market performance, rose 11.96%. Foreign stock markets lagged the U.S. markets. The MSCI EAFE Index (Net), a broad measure of performance in developed markets outside the United States, rose just 1.00% for the year. Rising interest rates kept a lid on price in most sectors of the bond market. As noted above, the Bloomberg Barclays U.S. Aggregate Bond Index, a broad measure of the performance of investment-grade bonds, returned 2.65% for the year. High-yield bonds outperformed both stocks and investment-grade bonds, returning 17.49%,

Annual Report 2016
4

COLUMBIA VARIABLE PORTFOLIO — MANAGED VOLATILITY MODERATE GROWTH FUND

MANAGER DISCUSSION OF FUND PERFORMANCE (continued)

as measured by the Bank of America/Merrill Lynch U.S. High Yield Constrained Index.

Significant Performance Factors

Underlying fund performance had a significant impact on relative returns in 2016. Tactical asset allocation decisions also affected Fund performance.

Underlying fund performance detracted from relative performance, although results were mixed. U.S. fixed-income funds made a strong showing, which aided results relative to the Blended Benchmark. Multi-sector bond strategies with exposure to the strong-performing corporate credit markets were particularly beneficial to results. Equity funds detracted from relative returns, especially those centered on large-cap equities. Value funds generally outperformed growth- and blend-oriented funds.

The market's back-and-forth volatility undermined the effectiveness of the dynamic algorithm as it was executed during the year. We widened the range within which we could vary from the targets indicated by the dynamic algorithm. This additional degree of tactical discretion aided performance when we lowered equity exposure more than the methodology indicated in late June, just ahead of the U.K. referendum on leaving the European Union — and we felt it was prudently cautious to keep equity exposure lower than the target suggested by the algorithm. However, the equity markets snapped back quickly and exercising this added flexibility detracted from overall relative performance because it resulted in lower equity exposure during the sharp market rebounds of the second half of the year. It should be noted that safe haven assets, such as U.S. Treasury-related synthetic bond positions, currency hedging instruments and other tactical positioning within the funds also detracted from relative results.

Derivative securities such as forward foreign currency contracts, futures and options were used to execute the Fund's dynamic algorithm and event protection strategies, which account for approximately 30% of the portfolio. As noted above, these strategies detracted from relative performance for the year.

Subadvisor Changes

As part of an ongoing effort to monitor the individual teams that manage underlying funds, subadvisor changes were implemented in certain underlying funds during the second quarter of 2016 and again late in the period in an effort to improve results in the underlying funds. The Fund seeks to deliver a strong risk-adjusted return over time with broad diversification across asset classes. Tactical decisions and positioning changes are generally small in scope and magnitude.

Annual Report 2016
5

COLUMBIA VARIABLE PORTFOLIO — MANAGED VOLATILITY MODERATE GROWTH FUND

UNDERSTANDING YOUR FUND'S EXPENSES

(Unaudited)

As an investor, you incur ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

The information below does not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy (collectively, Contracts) or qualified pension and retirement plan (Qualified Plan), if any. The total fees and expenses you bear may therefore be higher than those shown below.

Analyzing Your Fund's Expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in Class 2 shares of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the Fund's actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the "Actual" column. The amount listed in the "Hypothetical" column assumes a 5% annual rate of return before expenses (which is not the Fund's actual return) and then applies the Fund's actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See "Compare With Other Funds" below for details on how to use the hypothetical data.

In addition to the ongoing expenses which the Fund bears directly, the Fund's shareholders indirectly bear the Fund's allocable share of the costs and expenses of each underlying fund in which the Fund invests. You can estimate the effective expenses paid during the period, which includes the indirect fees associated with investing in the underlying funds, by using the amounts listed in the "Effective Expenses Paid During the Period" column.

Compare With Other Funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as redemption or exchange fees, or expenses that apply to the subaccount or the Contract. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If the fees and expenses imposed under your Contract or Qualified Plan, if any, were included, your costs would be higher.

July 1, 2016 – December 31, 2016

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)		Expenses Paid During the Period ($)		Fund's Annualized Expense Ratio (%)	Effective Expenses Paid During the Period ($)		Fund's Effective Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual	Actual	Hypothetical	Actual
Class 2	1,000.00	1,000.00	1,016.40	1,022.70	2.32	2.33	0.46	5.04	5.06	1.00

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund's most recent fiscal half year and divided by 366.

Effective expenses paid during the period and the Fund's effective annualized expense ratio include expenses borne directly to the class plus the Fund's indirect pro rata portion of the ongoing expenses charged by the underlying funds using the expense ratio of each class of the underlying funds as of the underlying fund's most recent shareholder report.

Annual Report 2016
6

COLUMBIA VARIABLE PORTFOLIO — MANAGED VOLATILITY MODERATE GROWTH FUND

PORTFOLIO OF INVESTMENTS

December 31, 2016

(Percentages represent value of investments compared to net assets)

Equity Funds 47.8%

	Shares	Value ($)
INTERNATIONAL 12.2%
Variable Portfolio — DFA International Value Fund, Class 1 Shares(a)	47,598,672	444,571,596
Variable Portfolio — Lazard International Equity Advantage Fund, Class 1 Shares(a)	21,026,523	205,639,392
Variable Portfolio — Oppenheimer International Growth Fund, Class 1 Shares(a)	42,939,783	459,455,676
Variable Portfolio — Pyramis® International Equity Fund, Class 1 Shares(a)	46,605,304	461,858,566
Total		1,571,525,230
U.S. LARGE CAP 28.2%
Columbia Variable Portfolio — Contrarian Core Fund, Class 1 Shares(a)(b)	17,500,539	317,109,775
Columbia Variable Portfolio — Disciplined Core Fund, Class 1 Shares(a)(b)	25,545,532	999,085,770
Columbia Variable Portfolio — Dividend Opportunity Fund, Class 1 Shares(a)(b)	15,229,314	336,872,418
Columbia Variable Portfolio — Large Cap Growth Fund, Class 1 Shares(a)(b)	21,878,484	286,170,569
Columbia Variable Portfolio — Select Large-Cap Value Fund, Class 1 Shares(a)(b)	9,215,115	189,462,754
Variable Portfolio — Loomis Sayles Growth Fund, Class 1 Shares(a)(b)	21,321,352	468,003,674
Variable Portfolio — MFS Value Fund, Class 1 Shares(a)(b)	8,401,054	178,270,372
Variable Portfolio — MFS® Blended Research® Core Equity Fund, Class 1 Shares(a)(b)	21,270,969	361,606,468
Variable Portfolio — Morgan Stanley Advantage Fund, Class 1 Shares(a)(b)	6,953,436	142,545,446
Variable Portfolio — Nuveen Winslow Large Cap Growth Fund, Class 1 Shares(a)(b)	8,743,502	177,055,914
Variable Portfolio — T. Rowe Price Large Cap Value Fund, Class 1 Shares(a)(b)	8,896,273	174,544,879
Total		3,630,728,039

Equity Funds (continued)

	Shares	Value ($)
U.S. MID CAP 3.0%
Columbia Variable Portfolio — Mid Cap Growth Fund, Class 1 Shares(a)(b)	3,759,480	78,836,289
Columbia Variable Portfolio — Mid Cap Value Fund, Class 1 Shares(a)(b)	4,147,608	82,993,642
Variable Portfolio — Jennison Mid Cap Growth Fund, Class 1 Shares(a)(b)	5,608,485	106,897,735
Variable Portfolio — Victory Sycamore Established Value Fund, Class 1 Shares(a)(b)	4,866,408	110,370,129
Total		379,097,795
U.S. SMALL CAP 4.4%
Columbia Variable Portfolio — U.S. Equities Fund, Class 1 Shares(a)(b)	10,604,664	220,683,062
Variable Portfolio — Partners Small Cap Growth Fund, Class 1 Shares(a)(b)	9,073,175	167,672,270
Variable Portfolio — Partners Small Cap Value Fund, Class 1 Shares(a)(b)	6,896,209	180,266,889
Total		568,622,221
Total Equity Funds (Cost: $5,637,668,579)		6,149,973,285

Fixed-Income Funds 24.7%

INVESTMENT GRADE 24.7%
Columbia Variable Portfolio — Intermediate Bond Fund, Class 1 Shares(a)	59,622,130	617,089,046
Columbia Variable Portfolio — Limited Duration Credit Fund, Class 1 Shares(a)	19,353,075	183,273,617
Columbia Variable Portfolio — Long Government/Credit Bond Fund, Class 1 Shares(a)	31,565,180	313,126,589
Columbia Variable Portfolio — U.S. Government Mortgage Fund, Class 1 Shares(a)	17,741,717	183,094,515
Variable Portfolio — American Century Diversified Bond Fund, Class 1 Shares(a)	55,117,626	603,538,009
Variable Portfolio — J.P. Morgan Core Bond Fund, Class 1 Shares(a)	49,878,883	539,689,510
Variable Portfolio — TCW Core Plus Bond Fund, Class 1 Shares(a)	56,516,534	592,293,281

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
7

COLUMBIA VARIABLE PORTFOLIO — MANAGED VOLATILITY MODERATE GROWTH FUND

PORTFOLIO OF INVESTMENTS (continued)

December 31, 2016

Fixed-Income Funds (continued)

	Shares	Value ($)
Variable Portfolio — Wells Fargo Short Duration Government Fund, Class 1 Shares(a)	14,416,424	145,317,555
Total		3,177,422,122
Total Fixed-Income Funds (Cost: $3,220,779,115)		3,177,422,122
Exchange-Traded Funds 5.9%
SPDR S&P 500 ETF Trust	2,190,200	489,575,406
iShares MSCI EAFE ETF	4,679,292	270,135,527
Total Exchange-Traded Funds (Cost: $680,591,632)		759,710,933

Corporate Bonds & Notes(c) 1.6%

Issuer	Coupon Rate	Principal Amount ($)		Value ($)
AEROSPACE & DEFENSE 0.1%
BAE Systems Holdings, Inc.(d) 10/07/24	3.800%		1,515,000	1,552,434
L-3 Communications Corp. 02/15/21	4.950%		259,000	276,703
05/28/24	3.950%		1,583,000	1,610,000
Lockheed Martin Corp. 11/23/18	1.850%		565,000	567,250
01/15/23	3.100%		60,000	60,656
Northrop Grumman Corp. 06/01/18	1.750%		2,155,000	2,160,922
08/01/23	3.250%		214,000	218,163
Total				6,446,128
APARTMENT REIT —%
Grand City Properties SA(d) 04/17/25	1.500%	EUR	700,000	718,977
BANKING 0.1%
Bank of America Corp. 04/19/26	3.500%		2,010,000	1,983,211
04/01/44	4.875%		105,000	113,932
Bank of Nova Scotia (The) 06/11/18	1.700%		1,180,000	1,180,424
Citigroup, Inc. 05/01/26	3.400%		1,535,000	1,491,500
10/21/26	3.200%		1,460,000	1,396,084

Corporate Bonds & Notes(c) (continued)

Issuer	Coupon Rate	Principal Amount ($)		Value ($)
Goldman Sachs Group, Inc. (The) 01/23/25	3.500%		937,000	924,587
02/25/26	3.750%		573,000	574,235
07/08/44	4.800%		455,000	477,835
JPMorgan Chase & Co. 03/01/18	1.700%		780,000	779,866
03/22/19	1.850%		725,000	722,712
10/01/26	2.950%		2,034,000	1,941,428
Morgan Stanley 04/21/21	2.500%		575,000	568,749
07/27/26	3.125%		990,000	945,822
Wells Fargo & Co. 10/23/26	3.000%		2,440,000	2,323,849
Subordinated 11/04/44	4.650%		295,000	290,348
Total				15,714,582
CABLE AND SATELLITE 0.1%
Comcast Corp. 02/15/18	5.875%		970,000	1,017,049
07/15/46	3.400%		230,000	200,862
NBCUniversal Media LLC 01/15/43	4.450%		314,000	320,866
Sky PLC(d) 11/26/22	3.125%		645,000	639,759
11/24/23	1.875%	EUR	2,315,000	2,557,005
09/16/24	3.750%		1,355,000	1,359,301
Total				6,094,842
CHEMICALS —%
Dow Chemical Co. (The) 11/15/42	4.375%		245,000	237,826
LYB International Finance BV 03/15/44	4.875%		410,000	424,591
LyondellBasell Industries NV 04/15/19	5.000%		1,010,000	1,067,219
Total				1,729,636
CONSUMER CYCLICAL SERVICES —%
Motability Operations Group PLC(d) 07/16/26	3.750%	GBP	810,000	1,146,593
DIVERSIFIED MANUFACTURING 0.1%
General Electric Co. 05/26/23	1.250%	EUR	2,120,000	2,336,849
03/11/44	4.500%		760,000	815,841
Honeywell International, Inc. 10/30/19	1.400%		1,355,000	1,342,470
02/22/23	1.300%	EUR	1,585,000	1,733,829

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
8

COLUMBIA VARIABLE PORTFOLIO — MANAGED VOLATILITY MODERATE GROWTH FUND

PORTFOLIO OF INVESTMENTS (continued)

December 31, 2016

Corporate Bonds & Notes(c) (continued)

Issuer	Coupon Rate	Principal Amount ($)		Value ($)
United Technologies Corp. 05/22/23	1.250%	EUR	970,000	1,058,385
06/01/42	4.500%		160,000	171,265
11/01/46	3.750%		455,000	433,017
Total				7,891,656
ELECTRIC 0.4%
Appalachian Power Co. 05/15/44	4.400%		830,000	842,211
06/01/45	4.450%		895,000	914,473
Arizona Public Service Co. 05/15/46	3.750%		640,000	600,242
Berkshire Hathaway Energy Co. 11/15/23	3.750%		780,000	815,650
11/15/43	5.150%		156,000	175,154
02/01/45	4.500%		1,412,000	1,464,836
CMS Energy Corp. 03/15/22	5.050%		350,000	383,418
03/01/24	3.875%		730,000	759,219
11/15/25	3.600%		2,609,000	2,641,085
02/15/27	2.950%		505,000	479,291
03/31/43	4.700%		170,000	177,736
03/01/44	4.875%		160,000	171,526
Consolidated Edison Co. of New York, Inc. 06/15/46	3.850%		730,000	696,518
DTE Energy Co. 12/01/23	3.850%		190,000	196,621
06/01/24	3.500%		1,255,000	1,264,807
10/01/26	2.850%		4,905,000	4,558,305
Dominion Resources, Inc. 06/15/18	1.900%		1,560,000	1,560,814
Duke Energy Corp. 10/15/23	3.950%		4,344,000	4,556,322
04/15/24	3.750%		750,000	773,420
09/01/46	3.750%		900,000	810,186
Duke Energy Progress LLC 10/15/46	3.700%		585,000	553,947
Emera US Finance LP(d) 06/15/46	4.750%		1,620,000	1,633,681
Eversource Energy 01/15/18	1.600%		395,000	394,105
05/01/18	1.450%		2,724,000	2,715,041
Indiana Michigan Power Co. 03/15/23	3.200%		905,000	913,688
NextEra Energy Capital Holdings, Inc. 04/01/19	2.300%		235,000	236,789
Northern States Power Co. 05/15/44	4.125%		115,000	116,923

Corporate Bonds & Notes(c) (continued)

Issuer	Coupon Rate	Principal Amount ($)		Value ($)
Oncor Electric Delivery Co. LLC 09/30/17	5.000%		2,758,000	2,830,737
PPL Capital Funding, Inc. 03/15/24	3.950%		570,000	589,897
Pacific Gas & Electric Co. 02/15/24	3.750%		650,000	678,387
08/15/42	3.750%		165,000	154,835
02/15/44	4.750%		1,230,000	1,349,221
Progress Energy, Inc. 04/01/22	3.150%		420,000	423,797
Public Service Enterprise Group, Inc. 11/15/19	1.600%		535,000	527,309
Sierra Pacific Power Co. 05/01/26	2.600%		160,000	153,083
Southern California Edison Co. 10/01/43	4.650%		280,000	308,757
02/01/45	3.600%		140,000	132,426
Southern Co. (The) 07/01/46	4.400%		2,125,000	2,101,869
TransAlta Corp. 06/03/17	1.900%		1,545,000	1,537,275
11/25/20	5.000%	CAD	1,565,000	1,196,774
Virginia Electric & Power Co. 11/15/46	4.000%		200,000	199,395
WEC Energy Group, Inc. 06/15/18	1.650%		655,000	654,398
06/15/25	3.550%		646,000	658,359
Western Power Distribution PLC(d) 11/06/23	3.625%	GBP	2,255,000	3,001,828
Xcel Energy, Inc. 05/15/20	4.700%		1,365,000	1,451,675
12/01/26	3.350%		1,905,000	1,906,581
09/15/41	4.800%		137,000	145,974
Total				50,408,585
FOOD AND BEVERAGE 0.2%
Anheuser-Busch InBev Finance, Inc. 01/17/23	2.625%		63,000	61,753
02/01/23	3.300%		665,000	676,792
02/01/26	3.650%		4,115,000	4,177,507
02/01/46	4.900%		210,000	226,983
Anheuser-Busch InBev Worldwide, Inc. 07/15/17	1.375%		2,135,000	2,136,864
01/15/22	3.750%		535,000	558,420
Bacardi Ltd.(d) 07/15/26	2.750%		1,495,000	1,395,127
ConAgra Foods, Inc. 01/25/23	3.200%		3,070,000	3,067,154

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
9

COLUMBIA VARIABLE PORTFOLIO — MANAGED VOLATILITY MODERATE GROWTH FUND

PORTFOLIO OF INVESTMENTS (continued)

December 31, 2016

Corporate Bonds & Notes(c) (continued)

Issuer	Coupon Rate	Principal Amount ($)		Value ($)
General Mills, Inc. 10/20/17	1.400%		747,000	747,865
11/16/20	2.100%	EUR	1,594,000	1,796,034
Grupo Bimbo SAB de CV(d) 06/27/44	4.875%		1,695,000	1,527,732
Kellogg Co. 12/01/23	2.650%		1,840,000	1,780,003
04/01/46	4.500%		90,000	87,950
Kraft Heinz Co. (The)(d) 07/01/27	4.125%	GBP	930,000	1,281,329
Kraft Heinz Foods Co. 06/01/26	3.000%		175,000	164,296
06/04/42	5.000%		240,000	245,745
06/01/46	4.375%		535,000	503,424
Kraft Heinz Foods Co 06/05/17	2.250%		528,000	529,685
Molson Coors Brewing Co. 07/15/26	3.000%		1,245,000	1,176,913
05/01/42	5.000%		377,000	394,098
07/15/46	4.200%		465,000	433,531
Mondelez International Holdings Netherlands BV(d) 10/28/19	1.625%		1,225,000	1,201,207
PepsiCo, Inc. 02/22/19	1.500%		1,595,000	1,589,424
Sysco Corp. 07/15/21	2.500%		295,000	291,852
04/01/46	4.500%		155,000	156,270
Tyson Foods, Inc. 08/15/19	2.650%		960,000	969,151
Wm. Wrigley Jr., Co.(d) 10/21/18	2.400%		244,000	246,183
10/21/19	2.900%		2,190,000	2,228,242
Total				29,651,534
HEALTH CARE —%
Becton Dickinson and Co. 12/15/44	4.685%		575,000	595,669
Express Scripts Holding Co. 07/15/46	4.800%		205,000	196,272
Medtronic, Inc. 03/15/45	4.625%		209,000	226,017
Total				1,017,958
HEALTHCARE INSURANCE —%
Aetna, Inc. 06/07/19	1.900%		740,000	738,303
06/15/46	4.375%		575,000	577,385

Corporate Bonds & Notes(c) (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
UnitedHealth Group, Inc. 12/15/17	1.400%	1,265,000	1,265,234
01/15/47	4.200%	235,000	237,702
Total			2,818,624
INDEPENDENT ENERGY —%
Anadarko Petroleum Corp. 07/15/44	4.500%	765,000	718,756
Canadian Natural Resources Ltd. 05/15/17	5.700%	201,000	203,992
02/01/35	5.850%	700,000	745,030
03/15/38	6.250%	417,000	474,406
Noble Energy, Inc. 11/15/43	5.250%	619,000	630,522
Woodside Finance Ltd.(d) 03/05/25	3.650%	2,241,000	2,189,197
Total			4,961,903
INTEGRATED ENERGY —%
Cenovus Energy, Inc. 09/15/42	4.450%	1,578,000	1,366,488
09/15/43	5.200%	1,135,000	1,081,089
Shell International Finance BV 05/11/45	4.375%	180,000	183,048
Total			2,630,625
LIFE INSURANCE 0.1%
Five Corners Funding Trust(d) 11/15/23	4.419%	4,675,000	4,931,508
Guardian Life Insurance Co. of America (The) Subordinated(d) 06/19/64	4.875%	1,709,000	1,678,756
MetLife, Inc. 12/15/17	1.756%	200,000	200,333
09/15/23	4.368%	817,000	879,174
03/01/45	4.050%	575,000	551,396
Northwestern Mutual Life Insurance Co. (The) Subordinated(d) 03/30/40	6.063%	1,060,000	1,305,269
Peachtree Corners Funding Trust(d) 02/15/25	3.976%	1,928,000	1,881,174
Prudential Financial, Inc. 05/15/44	4.600%	15,000	15,611
TIAA Asset Management Finance Co. LLC(d) 11/01/19	2.950%	640,000	651,047
Teachers Insurance & Annuity Association of America Subordinated(d) 09/15/44	4.900%	2,390,000	2,571,752

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
10

COLUMBIA VARIABLE PORTFOLIO — MANAGED VOLATILITY MODERATE GROWTH FUND

PORTFOLIO OF INVESTMENTS (continued)

December 31, 2016

Corporate Bonds & Notes(c) (continued)

Issuer	Coupon Rate	Principal Amount ($)		Value ($)
Voya Financial, Inc. 06/15/46	4.800%		750,000	729,153
Total				15,395,173
MEDIA AND ENTERTAINMENT 0.1%
21st Century Fox America, Inc. 09/15/44	4.750%		1,739,000	1,738,261
21st Century Fox America, Inc.(d) 11/15/46	4.750%		250,000	250,746
Scripps Networks Interactive, Inc. 11/15/24	3.900%		2,192,000	2,227,585
Thomson Reuters Corp. 10/15/19	4.700%		510,000	541,491
05/23/43	4.500%		1,105,000	1,036,418
Time Warner, Inc. 09/15/23	1.950%	EUR	402,000	450,151
03/29/41	6.250%		275,000	320,865
Total				6,565,517
MIDSTREAM 0.1%
Columbia Pipeline Group, Inc. 06/01/45	5.800%		171,000	196,644
Enterprise Products Operating LLC 05/07/18	1.650%		618,000	616,264
02/15/45	5.100%		1,031,000	1,087,343
05/15/46	4.900%		982,000	1,008,024
Kinder Morgan Energy Partners LP 11/01/42	4.700%		190,000	177,022
03/01/43	5.000%		2,171,000	2,093,424
Kinder Morgan, Inc. 02/15/46	5.050%		420,000	415,760
Plains All American Pipeline LP/Finance Corp. 01/31/23	2.850%		1,127,000	1,065,399
10/15/23	3.850%		1,979,000	1,956,576
11/01/24	3.600%		110,000	105,326
06/15/44	4.700%		445,000	396,509
Southern Natural Gas Co. LLC(d) 04/01/17	5.900%		365,000	368,801
Williams Partners LP 09/15/45	5.100%		1,467,000	1,394,309
Total				10,881,401
NATURAL GAS 0.1%
NiSource Finance Corp. 02/15/43	5.250%		935,000	1,034,510
Sempra Energy 04/01/17	2.300%		870,000	871,705
12/01/23	4.050%		580,000	605,769

Corporate Bonds & Notes(c) (continued)

Issuer	Coupon Rate	Principal Amount ($)		Value ($)
06/15/24	3.550%		3,815,000	3,860,834
Total				6,372,818
OIL FIELD SERVICES —%
Noble Holding International Ltd. 03/15/42	5.250%		989,000	652,740
PHARMACEUTICALS 0.1%
Actavis Funding 03/15/45	4.750%		855,000	839,382
Amgen, Inc.(d) 06/15/51	4.663%		1,481,000	1,428,059
Pfizer, Inc. 06/01/18	1.200%		2,260,000	2,254,079
12/15/46	4.125%		560,000	569,667
Shire Acquisitions Investments Ireland DAC 09/23/19	1.900%		1,350,000	1,332,885
Teva Pharmaceutical Finance Netherlands III BV 10/01/46	4.100%		375,000	321,323
Total				6,745,395
PROPERTY & CASUALTY —%
Berkshire Hathaway Finance Corp. 05/15/42	4.400%		530,000	557,960
Berkshire Hathaway, Inc. 03/16/35	1.625%	EUR	490,000	480,879
CNA Financial Corp. 05/15/24	3.950%		429,000	435,141
03/01/26	4.500%		850,000	888,879
Liberty Mutual Group, Inc.(d) 06/15/23	4.250%		2,336,000	2,445,733
08/01/44	4.850%		160,000	157,790
Total				4,966,382
RAILROADS —%
CSX Corp. 11/01/46	3.800%		1,320,000	1,223,747
REFINING —%
Phillips 66 05/01/17	2.950%		1,090,000	1,096,080
RESTAURANTS —%
McDonald's Corp. 03/01/18	5.350%		1,835,000	1,912,307
12/09/45	4.875%		380,000	407,008
Total				2,319,315

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
11

COLUMBIA VARIABLE PORTFOLIO — MANAGED VOLATILITY MODERATE GROWTH FUND

PORTFOLIO OF INVESTMENTS (continued)

December 31, 2016

Corporate Bonds & Notes(c) (continued)

Issuer	Coupon Rate	Principal Amount ($)		Value ($)
RETAILERS —%
CVS Health Corp. 06/01/21	2.125%		1,090,000	1,068,793
06/01/26	2.875%		1,570,000	1,496,472
Wal-Mart Stores, Inc. 04/11/18	1.125%		540,000	538,743
Total				3,104,008
TECHNOLOGY 0.1%
Apple, Inc. 02/23/18	1.300%		1,230,000	1,230,906
01/17/24	1.375%	EUR	505,000	561,164
02/09/45	3.450%		938,000	827,924
08/04/46	3.850%		355,000	340,140
Cisco Systems, Inc. 09/20/19	1.400%		1,190,000	1,177,023
International Business Machine Corp. 11/19/19	1.375%	EUR	1,672,000	1,834,036
Microsoft Corp. 11/03/18	1.300%		405,000	404,676
02/12/45	3.750%		220,000	206,305
11/03/45	4.450%		155,000	165,140
08/08/46	3.700%		155,000	145,927
Oracle Corp. 01/10/21	2.250%	EUR	1,251,000	1,428,812
09/15/21	1.900%		740,000	723,123
07/15/46	4.000%		995,000	951,714
Total				9,996,890
TOBACCO —%
Philip Morris International, Inc. 03/04/43	4.125%		145,000	140,314
TRANSPORTATION SERVICES —%
ERAC U.S.A. Finance LLC(d) 11/01/23	2.700%		1,305,000	1,253,669
12/01/26	3.300%		1,960,000	1,880,655
11/01/46	4.200%		390,000	356,392
FedEx Corp. 04/01/46	4.550%		725,000	730,589
Heathrow Funding Ltd.(d) 02/15/23	5.225%	GBP	841,000	1,229,983
Total				5,451,288
WIRELESS —%
Rogers Communications, Inc. 08/15/18	6.800%		230,000	247,777
03/15/23	3.000%		1,299,000	1,290,563
Total				1,538,340
Corporate Bonds & Notes(c) (continued)

Issuer	Coupon Rate	Principal Amount ($)		Value ($)
WIRELINES —%
AT&T, Inc. 06/15/45	4.350%		2,366,000	2,108,182
Orange SA 02/21/17	4.750%	EUR	587,000	621,955
Verizon Communications, Inc. 11/01/42	3.850%		2,239,000	1,932,449
03/15/55	4.672%		537,000	504,302
Total				5,166,888
Total Corporate Bonds & Notes (Cost: $216,630,807)				212,847,939

Residential Mortgage-Backed Securities —
Agency 6.4%

Federal National Mortgage Association(e) 01/23/32	2.500%	63,725,000	63,825,813
01/23/32	3.000%	80,785,000	82,899,297
01/23/32- 01/18/47	3.500%	591,000,000	608,685,380
01/18/47	4.000%	60,000,000	63,078,516
Total Residential Mortgage-Backed Securities — Agency (Cost: $817,675,434)			818,489,006

U.S. Treasury Obligations —%

U.S. Treasury 05/15/45	3.000%	365,000	360,067
Total U.S. Treasury Obligations (Cost: $357,458)			360,067

Foreign Government Obligations(c)(f) —%

NETHERLANDS —%
Enexis Holding NV(d) 04/28/26	0.875%		1,100,000	1,148,776
NORWAY —%
Avinor AS(d) 04/29/25	1.000%	EUR	800,000	845,994
Total Foreign Government Obligations (Cost: $1,989,091)				1,994,770

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
12

COLUMBIA VARIABLE PORTFOLIO — MANAGED VOLATILITY MODERATE GROWTH FUND

PORTFOLIO OF INVESTMENTS (continued)

December 31, 2016

Options Purchased Puts 1.1%

Issuer	Notional ($)/ Contracts	Exercise Price ($)	Expiration Date	Value ($)
S&P 500 Index	1,250	1,700.00	06/15/18	6,937,500
S&P 500 Index	4,000	1,800.00	06/15/18	28,540,000
S&P 500 Index	4,900	1,850.00	06/15/18	39,518,500
S&P 500 Index	3,220	1,800.00	12/21/18	31,411,100
S&P 500 Index	3,550	1,850.00	12/21/18	38,712,750
Total Options Purchased Puts (Cost: $168,654,324)				145,119,850
Money Market Funds 18.1%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.594%(a)(g)	2,334,055,682	2,334,055,682
Total Money Market Funds (Cost: $2,334,057,070)		2,334,055,682
Total Investments (Cost: $13,078,403,510)		13,599,973,654
Other Assets & Liabilities, Net		(722,138,119)
Net Assets		12,877,835,535

At December 31, 2016, cash totaling $93,236,909 was pledged as collateral.

Investments in Derivatives

Forward Foreign Currency Exchange Contracts Open at December 31, 2016

Counterparty	Exchange Date	Currency to be Delivered		Currency to be Received		Unrealized Appreciation ($)	Unrealized Depreciation ($)
Standard Chartered	01/13/2017	5,431,000	GBP	6,797,114	USD	102,190	—
State Street	01/13/2017	1,570,000	CAD	1,173,143	USD	3,678	—
UBS	01/13/2017	15,734,000	EUR	16,761,588	USD	190,976	—
Total						296,844	—

Futures Contracts Outstanding at December 31, 2016

Long Futures Contracts Outstanding

Contract Description	Number of Contracts	Trading Currency	Notional Market Value ($)	Expiration Date	Unrealized Appreciation ($)	Unrealized (Depreciation) ($)
10-Year Mini JGB	12	JPY	1,542,982	03/2017	660	—
BP Currency	1,300	USD	100,408,750	03/2017	—	(2,783,560)
Canadian Government 10-Year Bond	22	CAD	2,253,499	03/2017	—	(22,736)
DAX Index	44	EUR	13,275,501	03/2017	353,121	—
Euro FX	900	USD	118,957,500	03/2017	—	(1,207,080)
Euro-Bobl	28	EUR	3,938,639	03/2017	31,024	—
Euro-Bund	47	EUR	8,121,251	03/2017	133,550	—
Euro-Buxl 30-Year	4	EUR	730,624	03/2017	7,904	—
Euro-Schatz	20	EUR	2,364,042	03/2017	3,967	—
FTSE/MIB Index	109	EUR	11,017,802	03/2017	541,298	—
JPY Currency	1,665	USD	178,925,063	03/2017	—	(2,547,161)
Long Gilt	28	GBP	4,342,040	03/2017	77,450	—
Mini MSCI EAFE Index	35	USD	2,932,300	03/2017	—	(18,454)
S&P 500 E-mini	9,596	USD	1,072,928,760	03/2017	15,066,008	—
S&P 500 Index	244	USD	136,408,200	03/2017	1,917,596	—

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
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COLUMBIA VARIABLE PORTFOLIO — MANAGED VOLATILITY MODERATE GROWTH FUND

PORTFOLIO OF INVESTMENTS (continued)

December 31, 2016

Long Futures Contracts Outstanding (continued)

Contract Description	Number of Contracts	Trading Currency	Notional Market Value ($)	Expiration Date	Unrealized Appreciation ($)	Unrealized (Depreciation) ($)
SPI 200 Index	420	AUD	42,667,926	03/2017	970,084	—
TOPIX Index	1,160	JPY	150,663,529	03/2017	3,407,692	—
U.S. Long Bond	542	USD	81,655,688	03/2017	—	(639,688)
U.S. Treasury 10-Year Note	3,874	USD	481,465,563	03/2017	—	(2,397,750)
U.S. Treasury 2-Year Note	2,825	USD	612,142,188	03/2017	—	(742,557)
U.S. Treasury 5-Year Note	150	USD	17,649,609	03/2017	—	(61,098)
U.S. Treasury 5-Year Note	691	USD	81,305,868	03/2017	—	(389,931)
U.S. Ultra Bond	144	USD	23,076,000	03/2017	—	(186,939)
U.S. Ultra Bond	118	USD	18,909,500	03/2017	—	(206,736)
Total			3,167,682,824		22,510,354	(11,203,690)

Short Futures Contracts Outstanding

Contract Description	Number of Contracts	Trading Currency	Notional Market Value ($)	Expiration Date	Unrealized Appreciation ($)	Unrealized (Depreciation) ($)
EURO STOXX 50	(559)	EUR	(19,282,903)	03/2017	—	(527,946)
FTSE 100 Index	(150)	GBP	(13,032,628)	03/2017	—	(430,444)
U.S. Long Bond	(233)	USD	(35,102,906)	03/2017	272,651	—
U.S. Treasury 2-Year Note	(3,847)	USD	(833,596,813)	03/2017	954,825	—
U.S. Treasury 2-Year Note	(20)	USD	(4,333,750)	03/2017	4,032	—
U.S. Treasury 5-Year Note	(1)	USD	(117,664)	03/2017	444	—
U.S. Treasury Ultra 10-Year Note	(145)	USD	(19,439,063)	03/2017	72,781	—
Total			(924,905,727)		1,304,733	(958,390)

Notes to Portfolio of Investments

(a)  As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company's outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended December 31, 2016 are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds from Sales ($)	Realized Gain (Loss) ($)	Ending Cost ($)	Capital Gain Distributions ($)	Dividends — Affiliated Issuers ($)	Value ($)
Columbia Short- Term Cash Fund	2,128,346,563	2,711,194,482	(2,505,485,126)	1,151	2,334,057,070	—	9,596,892	2,334,055,682
Columbia Variable Portfolio — Contrarian Core Fund, Class 1 Shares	231,555,590	14,487,890	(3,142,453)	1,121,824	244,022,851	—	—	317,109,775

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
14

COLUMBIA VARIABLE PORTFOLIO — MANAGED VOLATILITY MODERATE GROWTH FUND

PORTFOLIO OF INVESTMENTS (continued)

December 31, 2016

Notes to Portfolio of Investments (continued)

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds from Sales ($)	Realized Gain (Loss) ($)	Ending Cost ($)	Capital Gain Distributions ($)	Dividends — Affiliated Issuers ($)	Value ($)
Columbia Variable Portfolio — Disciplined Core Fund, Class 1 Shares	543,233,079	355,163,092	(3,605,970)	986,387	895,776,588	—	—	999,085,770
Columbia Variable Portfolio — Dividend Opportunity Fund, Class 1 Shares	261,107,243	5,520,523	(4,050,400)	1,588,531	264,165,897	—	—	336,872,418
Columbia Variable Portfolio — Income Opportunities Fund, Class 1 Shares	184,201,687	—	(166,026,776)	(18,174,911)	—	—	—	—
Columbia Variable Portfolio — Intermediate Bond Fund, Class 1 Shares	584,589,835	39,994,940	(1,098,524)	(115,412)	623,370,839	354,331	10,434,869	617,089,046
Columbia Variable Portfolio — Large Cap Growth Fund, Class 1 Shares	101,071,338	153,457,969	(496,944)	165,660	254,198,023	—	—	286,170,569
Columbia Variable Portfolio — Limited Duration Credit Fund, Class 1 Shares	182,133,293	16,486,916	(291,981)	(27,103)	198,301,125	—	6,834,435	183,273,617
Columbia Variable Portfolio — Long Government/ Credit Bond Fund, Class 1 Shares	142,098,547	180,539,518	(737,280)	46,549	321,947,334	—	6,016,433	313,126,589
Columbia Variable Portfolio — Mid Cap Growth Fund, Class 1 Shares	—	75,968,569	(37,095)	1,993	75,933,467	—	—	78,836,289
Columbia Variable Portfolio — Mid Cap Value Fund, Class 1 Shares	—	75,549,108	(459,161)	51,450	75,141,397	—	—	82,993,642

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
15

COLUMBIA VARIABLE PORTFOLIO — MANAGED VOLATILITY MODERATE GROWTH FUND

PORTFOLIO OF INVESTMENTS (continued)

December 31, 2016

Notes to Portfolio of Investments (continued)

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds from Sales ($)	Realized Gain (Loss) ($)	Ending Cost ($)	Capital Gain Distributions ($)	Dividends — Affiliated Issuers ($)	Value ($)
Columbia Variable Portfolio — Select Large Cap Growth Fund, Class 1 Shares	110,023,269	49,227,883	(153,329,993)	(5,921,159)	—	21,181,214	—	—
Columbia Variable Portfolio — Select Large-Cap Value Fund, Class 1 Shares	142,029,124	11,091,776	(5,316,293)	1,707,110	149,511,717	—	—	189,462,754
Columbia Variable Portfolio — U.S. Equities Fund, Class 1 Shares	434,565,246	35,601,386	(253,523,527)	(14,857,044)	201,786,061	—	—	220,683,062
Columbia Variable Portfolio — U.S. Government Mortgage Fund, Class 1 Shares	167,326,742	18,128,772	(310,944)	2,660	185,147,230	1,274,769	4,904,991	183,094,515
Variable Portfolio — American Century Diversified Bond Fund, Class 1 Shares	567,955,172	42,001,698	(1,036,525)	(22,140)	608,898,205	324,463	10,367,828	603,538,009
Variable Portfolio — Columbia Wanger International Equities Fund, Class 1 Shares	53,463,100	296,060	(44,491,425)	(9,267,735)	—	—	296,060	—
Variable Portfolio — DFA International Value Fund, Class 1 Shares	397,681,304	72,816,006	(2,584,973)	223,770	468,136,107	1,705,392	11,320,140	444,571,596
Variable Portfolio — J.P. Morgan Core Bond Fund, Class 1 Shares	501,787,649	45,130,425	(937,579)	(4,198)	545,976,297	851,572	10,829,894	539,689,510
Variable Portfolio — Jennison Mid Cap Growth Fund, Class 1 Shares	1,697,147	101,718,440	(8,787)	(149)	103,406,651	—	—	106,897,735
Variable Portfolio — Lazard International Equity Advantage Fund, Class 1 Shares	211,448,047	5,566,009	(927,297)	(67,707)	216,019,052	—	4,209,679	205,639,392

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
16

COLUMBIA VARIABLE PORTFOLIO — MANAGED VOLATILITY MODERATE GROWTH FUND

PORTFOLIO OF INVESTMENTS (continued)

December 31, 2016

Notes to Portfolio of Investments (continued)

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds from Sales ($)	Realized Gain (Loss) ($)	Ending Cost ($)	Capital Gain Distributions ($)	Dividends — Affiliated Issuers ($)	Value ($)
Variable Portfolio — Loomis Sayles Growth Fund, Class 1 Shares	257,341,980	141,895,154	(1,327,078)	589,757	398,499,813	—	—	468,003,674
Variable Portfolio — MFS Value Fund, Class 1 Shares	144,274,521	3,495,659	(1,677,448)	331,355	146,424,087	—	—	178,270,372
Variable Portfolio — MFS® Blended Research® Core Equity Fund, Class 1 Shares	274,257,929	7,382,244	(1,390,631)	529,295	280,778,837	—	—	361,606,468
Variable Portfolio — Morgan Stanley Advantage Fund, Class 1 Shares	106,956,839	5,805,881	(260,694)	87,692	112,589,718	—	—	142,545,446
Variable Portfolio — Nuveen Winslow Large Cap Growth Fund, Class 1 Shares	127,022,686	15,709,690	(279,716)	103,315	142,555,975	—	—	177,055,914
Variable Portfolio — Oppenheimer International Growth Fund, Class 1 Shares	469,899,969	55,596,528	(846,301)	52,012	524,702,208	4,446,308	5,785,537	459,455,676
Variable Portfolio — Partners Small Cap Growth Fund, Class 1 Shares	134,258,370	15,095,913	(3,240,392)	1,077,722	147,191,613	—	—	167,672,270
Variable Portfolio — Partners Small Cap Value Fund, Class 1 Shares	315,709,234	16,427,664	(208,686,235)	28,776,832	152,227,495	—	—	180,266,889
Variable Portfolio — Pyramis® International Equity Fund, Class 1 Shares	474,151,800	57,664,715	(758,789)	35,519	531,093,245	—	9,436,095	461,858,566
Variable Portfolio — T. Rowe Price Large Cap Value Fund, Class 1 Shares	151,717,816	4,932,997	(2,599,903)	533,357	154,584,267	—	—	174,544,879

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
17

COLUMBIA VARIABLE PORTFOLIO — MANAGED VOLATILITY MODERATE GROWTH FUND

PORTFOLIO OF INVESTMENTS (continued)

December 31, 2016

Notes to Portfolio of Investments (continued)

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds from Sales ($)	Realized Gain (Loss) ($)	Ending Cost ($)	Capital Gain Distributions ($)	Dividends — Affiliated Issuers ($)	Value ($)
Variable Portfolio — TCW Core Plus Bond Fund, Class 1 Shares	548,124,867	43,565,377	(990,462)	15,271	590,715,053	2,370,496	6,878,263	592,293,281
Variable Portfolio — Victory Sycamore Established Value Fund, Class 1 Shares	890,613	98,339,881	(394,632)	87,648	98,923,510	—	—	110,370,129
Variable Portfolio — Wells Fargo Short Duration Government Fund, Class 1 Shares	131,083,800	15,965,092	(626,035)	175	146,423,032	516,003	1,218,606	145,317,555
Total	10,082,004,399	4,491,818,257	(3,370,977,369)	(10,340,523)	11,192,504,764	33,024,548	98,129,722	11,661,451,089

(b)  Non-income producing investment.

(c)  Principal amounts are denominated in United States Dollars unless otherwise noted.

(d)  Represents privately placed and other securities and instruments exempt from SEC registration (collectively, private placements), such as Section 4(a)(2) and Rule 144A eligible securities, which are often sold only to qualified institutional buyers. The Fund may invest in private placements determined to be liquid as well as those determined to be illiquid. Private placements may be determined to be liquid under guidelines established by the Fund's Board of Trustees. At December 31, 2016, the value of these securities amounted to $47,064,699 or 0.37% of net assets.

(e)  Security, or a portion thereof, has been purchased on a when-issued or delayed delivery basis.

(f)  Principal and interest may not be guaranteed by the government.

(g)  The rate shown is the seven-day current annualized yield at December 31, 2016.

Currency Legend

AUD  Australian Dollar

CAD  Canadian Dollar

EUR  Euro

GBP  British Pound

JPY  Japanese Yen

USD  US Dollar

Fair Value Measurements

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset's or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
18

COLUMBIA VARIABLE PORTFOLIO — MANAGED VOLATILITY MODERATE GROWTH FUND

PORTFOLIO OF INVESTMENTS (continued)

December 31, 2016

Fair Value Measurements (continued)

Fair value inputs are summarized in the three broad levels listed below:

>  Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>  Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>  Level 3 — Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Certain investments that have been measured at fair value using the net asset value (NAV) per share (or its equivalent) are not categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to reconcile the fair value hierarchy to the amounts presented in the Portfolio of Investments. The Variable Portfolios serve as investment vehicles for variable annuity contracts and variable life insurance policies. Principle investment strategies within these Variable Portfolios vary based on the Portfolios investment objective. Investments in the Variable Portfolios may be redeemed on a daily basis without restriction. The Columbia Short-Term Cash Fund seeks to provide shareholders with maximum current income consistent with liquidity and stability of principal. Columbia Short-Term Cash Fund prices its shares with a floating NAV and no longer seeks to maintain a stable NAV.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund's Board of Trustees (the Board), the Investment Manager's Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager's organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The accompanying Notes to Financial Statements are an integral part of this statement.

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COLUMBIA VARIABLE PORTFOLIO — MANAGED VOLATILITY MODERATE GROWTH FUND

PORTFOLIO OF INVESTMENTS (continued)

December 31, 2016

Fair Value Measurements (continued)

The following table is a summary of the inputs used to value the Fund's investments at December 31, 2016:

	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Investments
Exchange-Traded Funds	759,710,933	—	—	759,710,933
Corporate Bonds & Notes	—	212,847,939	—	212,847,939
Residential Mortgage-Backed Securities — Agency	—	818,489,006	—	818,489,006
U.S. Treasury Obligations	360,067	—	—	360,067
Foreign Government Obligations	—	1,994,770	—	1,994,770
Options Purchased Puts	145,119,850	—	—	145,119,850
Total Investments	905,190,850	1,033,331,715	—	1,938,522,565
Investments measured at net asset value
Equity Funds	—	—	—	6,149,973,285
Fixed-Income Funds	—	—	—	3,177,422,122
Money Market Funds	—	—	—	2,334,055,682
Total Investments	905,190,850	1,033,331,715	—	13,599,973,654
Derivatives
Assets
Forward Foreign Currency Exchange Contracts	—	296,844	—	296,844
Futures Contracts	23,815,087	—	—	23,815,087
Liabilities
Futures Contracts	(12,162,080)	—	—	(12,162,080)
Total	916,843,857	1,033,628,559	—	13,611,923,505

See the Portfolio of Investments for all investment classifications not indicated in the table.

The Fund's assets assigned to the Level 2 input category are generally valued using the market approach, in which a security's value is determined through reference to prices and information from market transactions for similar or identical assets.

Forward foreign currency exchange contracts and futures contracts are valued at unrealized appreciation (depreciation).

There were no transfers of financial assets between levels during the period.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
20

COLUMBIA VARIABLE PORTFOLIO — MANAGED VOLATILITY MODERATE GROWTH FUND

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2016

Assets
Investments, at value
Unaffiliated issuers (identified cost $1,717,244,422)	$1,793,402,715
Affiliated issuers (identified cost $11,192,504,764)	11,661,451,089
Options purchased (identified cost $168,654,324)	145,119,850
Total investments (identified cost $13,078,403,510)	13,599,973,654
Cash	1,591,000
Foreign currency (identified cost $130,598)	130,067
Cash collateral held at broker	914,000
Margin deposits	92,322,909
Unrealized appreciation on forward foreign currency exchange contracts	296,844
Receivable for:
Investments sold	7,417,319
Dividends	3,948,933
Interest	3,241,570
Foreign tax reclaims	1,397
Variation margin	3,944,595
Prepaid expenses	27,418
Total assets	13,713,809,706
Liabilities
Payable for:
Investments purchased on a delayed delivery basis	819,096,092
Capital shares purchased	10,596,169
Variation margin	5,813,574
Management services fees	64,161
Distribution and/or service fees	88,091
Transfer agent fees	5,816
Compensation of board members	181,942
Chief compliance officer expenses	2,831
Other expenses	125,495
Total liabilities	835,974,171
Net assets applicable to outstanding capital stock	$12,877,835,535
Represented by
Trust capital	$12,877,835,535
Total — representing net assets applicable to outstanding capital stock	$12,877,835,535
Class 2
Net assets	$12,877,835,535
Shares outstanding	1,037,954,280
Net asset value per share	$12.41

The accompanying Notes to Financial Statements are an integral part of this statement.

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COLUMBIA VARIABLE PORTFOLIO — MANAGED VOLATILITY MODERATE GROWTH FUND

STATEMENT OF OPERATIONS

Year Ended December 31, 2016

Net investment income
Income:
Dividends — unaffiliated issuers	$18,839,909
Dividends — affiliated issuers	98,129,722
Interest	7,250,783
Total income	124,220,414
Expenses:
Management services fees	22,719,750
Distribution and/or service fees
Class 2	30,175,116
Transfer agent fees
Class 2	2,061,677
Compensation of board members	183,833
Custodian fees	57,919
Printing and postage fees	162,063
Audit fees	30,246
Legal fees	119,474
Chief compliance officer expenses	2,831
Other	197,570
Total expenses	55,710,479
Net investment income	68,509,935
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	37,337,407
Investments — affiliated issuers	(10,340,523)
Capital gain distributions from underlying affiliated funds	33,024,548
Foreign currency translations	883,007
Forward foreign currency exchange contracts	1,936,437
Futures contracts	(26,549,412)
Options purchased	(154,442,285)
Net realized loss	(118,150,821)
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	19,006,485
Investments — affiliated issuers	393,969,295
Foreign currency translations	(562,738)
Forward foreign currency exchange contracts	180,338
Futures contracts	1,877,453
Options purchased	45,550,123
Net change in unrealized appreciation	460,020,956
Net realized and unrealized gain	341,870,135
Net increase in net assets resulting from operations	$410,380,070

The accompanying Notes to Financial Statements are an integral part of this statement.

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COLUMBIA VARIABLE PORTFOLIO — MANAGED VOLATILITY MODERATE GROWTH FUND

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2016	Year Ended December 31, 2015
Operations
Net investment income	$68,509,935	$69,367,023
Net realized gain (loss)	(118,150,821)	143,771,208
Net change in unrealized appreciation (depreciation)	460,020,956	(512,158,239)
Net increase (decrease) in net assets resulting from operations	410,380,070	(299,020,008)
Increase in net assets from capital stock activity	1,189,273,313	1,659,690,783
Total increase in net assets	1,599,653,383	1,360,670,775
Net assets at beginning of year	11,278,182,152	9,917,511,377
Net assets at end of year	$12,877,835,535	$11,278,182,152

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
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COLUMBIA VARIABLE PORTFOLIO — MANAGED VOLATILITY MODERATE GROWTH FUND

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Year Ended December 31, 2016		Year Ended December 31, 2015
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class 2 shares
Subscriptions	108,177,189	1,312,493,150	139,314,714	1,721,326,732
Redemptions	(10,023,288)	(123,219,837)	(5,008,014)	(61,635,949)
Net increase	98,153,901	1,189,273,313	134,306,700	1,659,690,783
Total net increase	98,153,901	1,189,273,313	134,306,700	1,659,690,783

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
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COLUMBIA VARIABLE PORTFOLIO — MANAGED VOLATILITY MODERATE GROWTH FUND

FINANCIAL HIGHLIGHTS

The following table is intended to help you understand the Fund's financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect any fees and expenses imposed under your Contract and/or Qualified Plan, as applicable; such fees and expenses would reduce the total returns for all periods shown. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund's portfolio turnover rate may be higher.

	Year Ended December 31,
Class 2	2016	2015	2014	2013	2012(a)
Per share data
Net asset value, beginning of period	$12.00	$12.31	$11.74	$10.27	$10.00
Income from investment operations:
Net investment income	0.07	0.08	0.06	0.10	0.05
Net realized and unrealized gain (loss)	0.34	(0.39)	0.51	1.37	0.22
Total from investment operations	0.41	(0.31)	0.57	1.47	0.27
Net asset value, end of period	$12.41	$12.00	$12.31	$11.74	$10.27
Total return	3.42%	(2.52%)	4.86%	14.31%	2.70%
Ratios to average net assets(b)
Total gross expenses	0.46%	0.47%	0.47%	0.50%	0.56	%(c)
Total net expenses(d)	0.46%	0.47%	0.47%	0.49%	0.53	%(c)
Net investment income	0.57%	0.64%	0.46%	0.94%	0.74	%(c)
Supplemental data
Net assets, end of period (in thousands)	$12,877,836	$11,278,182	$9,917,511	$6,022,065	$2,136,697
Portfolio turnover	112%	119%	107%	125%	117%

Notes to Financial Highlights

(a)  Based on operations from April 19, 2012 (commencement of operations) through the stated period end.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Annualized.

(d)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

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COLUMBIA VARIABLE PORTFOLIO — MANAGED VOLATILITY MODERATE GROWTH FUND

NOTES TO FINANCIAL STATEMENTS

December 31, 2016

Note 1. Organization

Columbia Variable Portfolio — Managed Volatility Moderate Growth Fund (the Fund), a series of Columbia Funds Variable Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

The Fund is a "fund-of-funds", investing significantly in affiliated funds managed by Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), its affiliates, or third-party advised (unaffiliated) funds, including exchange-traded funds (collectively, Underlying Funds).

For information on the Underlying Funds, please refer to the Fund's current prospectus and the prospectuses of the Underlying Funds, which are available, free of charge, from the Securities and Exchange Commission website, www.sec.gov.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund offers Class 2 shares to separate accounts funding variable annuity contracts and variable life insurance policies (collectively, Contracts) issued by affiliated and unaffiliated life insurance companies as well as other qualified institutional investors (Qualified Investors) authorized by Columbia Management Investment Distributors, Inc. (the Distributor). You may not buy (nor will you own) shares of the Fund directly. You may invest by buying a Contract.

Note 2. Summary of Significant Accounting Policies

Basis of Preparation

The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services — Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation

All equity securities and exchange-traded funds are valued at the close of business of the New York Stock Exchange. Equity securities and exchange-traded funds are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.

Debt securities generally are valued by pricing services approved by the Board of Trustees based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques that take into account, as applicable, factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as approved independent broker-dealer quotes. Debt securities for which quotations are not readily available or not believed to be reflective of market value may also be valued based upon a bid quote from an approved independent broker-dealer. Debt securities maturing in 60 days or less are valued primarily at amortized cost value, unless this method results in a valuation that management believes does not approximate market value.

Asset- and mortgage-backed securities are generally valued by pricing services, which utilize pricing models that incorporate the securities' cash flow and loan performance data. These models also take into account available market data, including trades, market quotations, and benchmark yield curves for identical or similar securities. Factors used to identify similar securities may include, but are not limited to, issuer, collateral type, vintage, prepayment speeds, collateral performance, credit ratings, credit enhancement and expected life. Asset-backed securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quote from an approved independent broker-dealer.

Investments in the Underlying Funds are valued at the net asset value of the applicable class of the Underlying Fund determined as of the close of the New York Stock Exchange on the valuation date.

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COLUMBIA VARIABLE PORTFOLIO — MANAGED VOLATILITY MODERATE GROWTH FUND

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2016

Forward foreign currency exchange contracts are marked-to-market based upon foreign currency exchange rates provided by a pricing service.

Futures and options on futures contracts are valued based upon the settlement price at the close of regular trading on their principal exchanges or, in the absence of transactions, at the mean of the latest quoted bid and ask prices.

Option contracts are valued at the mean of the latest quoted bid and asked prices on their primary exchanges. Option contracts, including over-the-counter option contracts, with no readily available market quotations are valued using quotes obtained from independent brokers as of the close of the New York Stock Exchange.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security.

The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.

GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund's Portfolio of Investments.

Foreign Currency Transactions and Translations

The values of all assets and liabilities denominated in foreign currencies are generally translated into U.S. dollars at exchange rates determined at the close of regular trading on the New York Stock Exchange. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.

Derivative Instruments

The Fund invests in certain derivative instruments, as detailed below, to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more securities, currencies, commodities, indices, or other assets or instruments. Derivatives may be used to increase investment flexibility (including to maintain cash reserves while maintaining desired exposure to certain assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligations under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell or terminate, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.

A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform its obligations under the contract. The Fund's risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty, plus any replacement costs or related amounts. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the clearinghouse or central counterparty (CCP) provides some protection in the case of clearing member default. The clearinghouse or CCP stands between the buyer and the seller of the contract; therefore, additional

Annual Report 2016
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COLUMBIA VARIABLE PORTFOLIO — MANAGED VOLATILITY MODERATE GROWTH FUND

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2016

counterparty credit risk is failure of the clearinghouse or CCP. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker's customer account. While brokers are required to segregate customer margin from their own assets, in the event that a broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker for all its clients, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker's customers (including the Fund), potentially resulting in losses to the Fund.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivatives contract counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instrument's payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting), including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset or netting in bankruptcy, insolvency or other events.

Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the clearinghouse or CCP for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms are contract specific for over-the-counter derivatives. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

Certain ISDA Master Agreements allow counterparties of over-the-counter derivatives transactions to terminate derivatives contracts prior to maturity in the event the Fund's net asset value declines by a stated percentage over a specified time period or if the Fund fails to meet certain terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty. The Fund also has termination rights if the counterparty fails to meet certain terms of the ISDA Master Agreement. In addition to considering counterparty credit risk, the Fund would consider terminating the derivatives contracts based on whether termination would result in a net liability owed from the counterparty.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.

Forward Foreign Currency Exchange Contracts

Forward foreign currency exchange contracts are over-the-counter agreements between two parties to buy and sell a currency at a set price on a future date. The Fund utilized forward foreign currency exchange contracts to hedge the currency exposure associated with some or all of the Fund's securities, to shift foreign currency exposure back to U.S. dollars, to shift investment exposure from one currency to another and to shift U.S. dollar exposure to achieve a representative weighted mix of major currencies in its benchmark. These instruments may be used for other purposes in future periods.

The values of forward foreign currency exchange contracts fluctuate daily with changes in foreign currency exchange rates. Changes in the value of these contracts are recorded as unrealized appreciation or depreciation until the contract is exercised or has expired. The Fund will realize a gain or loss when the forward foreign currency exchange contract is closed or expires.

The use of forward foreign currency exchange contracts does not eliminate fluctuations in the prices of the Fund's portfolio securities. The risks of forward foreign currency

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COLUMBIA VARIABLE PORTFOLIO — MANAGED VOLATILITY MODERATE GROWTH FUND

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2016

exchange contracts include movement in the values of the foreign currencies relative to the U.S. dollar (or other foreign currencies) and the possibility that counterparties will not complete their contractual obligations, which may be in excess of the amount reflected, if any, in the Statement of Assets and Liabilities.

Futures Contracts

Futures contracts are exchange-traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to produce incremental earnings, to manage the duration and yield curve exposure of the Fund versus the benchmark, to manage exposure to movements in interest rates, to manage exposure to the securities market and to maintain appropriate equity market exposure while keeping sufficient cash to accommodate daily redemptions. These instruments may be used for other purposes in future periods. Upon entering into futures contracts, the Fund bears risks that it may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.

Upon entering into a futures contract, the Fund deposits cash or securities with the broker, known as a futures commission merchant (FCM), in an amount sufficient to meet the initial margin requirement. The initial margin deposit must be maintained at an established level over the life of the contract. Cash deposited as initial margin is recorded in the Statement of Assets and Liabilities as margin deposits. Securities deposited as initial margin are designated in the Portfolio of Investments. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.

Options Contracts

Options are contracts which entitle the holder to purchase or sell securities or other identified assets at a specified price, or in the case of index option contracts, to receive or pay the difference between the index value and the strike price of the index option contract. Option contracts can be either exchange-traded or over-the-counter. The Fund purchased and wrote option contracts to produce incremental earnings, to decrease the Fund's exposure to equity market risk and to increase return on investments and to facilitate buying and selling of securities for investments. These instruments may be used for other purposes in future periods. Completion of transactions for option contracts traded in the over-the-counter market depends upon the performance of the other party. Cash collateral may be collected or posted by the Fund to secure certain over-the-counter option contract trades. Cash collateral held or posted by the Fund for such option contract trades must be returned to the broker or the Fund upon closure, exercise or expiration of the contract.

Options contracts purchased are recorded as investments. When the Fund writes an options contract, the premium received is recorded as an asset and an amount equivalent to the premium is recorded as a liability in the Statement of Assets and Liabilities and is subsequently adjusted to reflect the current fair value of the option written. Changes in the fair value of the written option are recorded as unrealized appreciation or depreciation until the contract is exercised or has expired. The Fund will realize a gain or loss when the option contract is closed or expires. When option contracts are exercised, the proceeds on sales for a written call or purchased put option contract, or the purchase cost for a written put or purchased call option contract, is adjusted by the amount of premium received or paid.

For over-the-counter options purchased, the Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by the Fund should the counterparty fail to perform under the contracts. Option contracts written by the Fund do not typically give rise to significant counterparty credit risk, as options written generally obligate the Fund and not the counterparty to perform. The risk in writing a call option contract is that the Fund gives up the opportunity for profit if the market price of the security increases above the strike price and the option contract is

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COLUMBIA VARIABLE PORTFOLIO — MANAGED VOLATILITY MODERATE GROWTH FUND

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2016

exercised. The risk in writing a put option contract is that the Fund may incur a loss if the market price of the security decreases below the strike price and the option contract is exercised. Exercise of a written option could result in the Fund purchasing or selling a security or foreign currency when it otherwise would not, or at a price different from the current market value. In purchasing and writing options, the Fund bears the risk of an unfavorable change in the value of the underlying instrument or the risk that the Fund may not be able to enter into a closing transaction due to an illiquid market.

Effects of Derivative Transactions in the Financial Statements

The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Statement of Operations, including realized and unrealized gains (losses). The derivative instrument schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.

The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at December 31, 2016:

Asset Derivatives
Risk Exposure Category	Statement of Assets and Liabilities Location	Fair Value ($)
Equity risk	Component of trust capital — unrealized appreciation on futures contracts	22,255,799	*
Equity risk	Investments, at value — Options purchased	145,119,850
Foreign exchange risk	Unrealized appreciation on forward foreign currency exchange contracts	296,844
Interest rate risk	Component of trust capital — unrealized appreciation on futures contracts	1,559,288	*
Total		169,231,781
Liability Derivatives
Risk Exposure Category	Statement of Assets and Liabilities Location	Fair Value ($)
Equity risk	Component of trust capital — unrealized depreciation on futures contracts	976,844	*
Foreign exchange risk	Component of trust capital — unrealized depreciation on futures contracts	6,537,801	*
Interest rate risk	Component of trust capital — unrealized depreciation on futures contracts	4,647,435	*
Total		12,162,080

*Includes cumulative appreciation (depreciation) as reported in the tables following the Portfolio of Investments. Only the current day's variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.

The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the year ended December 31, 2016:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Risk Exposure Category	Forward Foreign Currency Exchange Contracts ($)	Futures Contracts ($)	Options Contracts Purchased ($)	Total ($)
Equity risk	—	(11,434,479)	(154,442,285)	(165,876,764)
Foreign exchange risk	1,936,437	(4,498,801)	—	(2,562,364)
Interest rate risk	—	(10,616,132)	—	(10,616,132)
Total	1,936,437	(26,549,412)	(154,442,285)	(179,055,260)

Annual Report 2016
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COLUMBIA VARIABLE PORTFOLIO — MANAGED VOLATILITY MODERATE GROWTH FUND

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2016

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Risk Exposure Category	Forward Foreign Currency Exchange Contracts ($)	Futures Contracts ($)	Options Contracts Purchased ($)	Total ($)
Equity risk	—	12,755,823	45,550,123	58,305,946
Foreign exchange risk	180,338	(10,144,705)	—	(9,964,367)
Interest rate risk	—	(733,665)	—	(733,665)
Total	180,338	1,877,453	45,550,123	47,607,914

The following table provides a summary of the average outstanding volume by derivative instrument for the year ended December 31, 2016:

Derivative Instrument	Average Notional Amounts ($)*
Futures contracts — Long	3,196,202,335
Futures contracts — Short	1,121,256,533
Derivative Instrument	Average Market Value ($)*
Options contracts — Purchased	131,160,445
Derivative Instrument	Average Unrealized Appreciation ($)*	Average Unrealized Depreciation ($)*
Forward foreign currency exchange contracts	327,583	(29,795)

*Based on the ending quarterly outstanding amounts for the year ended December 31, 2016.

Asset- and Mortgage-Backed Securities

The Fund may invest in asset-backed and mortgage-backed securities. The maturity dates shown represent the original maturity of the underlying obligation. Actual maturity may vary based upon prepayment activity on these obligations. All, or a portion, of the obligation may be prepaid at any time because the underlying asset may be prepaid. As a result, decreasing market interest rates could result in an increased level of prepayment. An increased prepayment rate will have the effect of shortening the maturity of the security. Unless otherwise noted, the coupon rates presented are fixed rates.

Delayed Delivery Securities

The Fund may trade securities on other than normal settlement terms, including securities purchased or sold on a "when-issued" basis. This may increase risk to the Fund since the other party to the transaction may fail to deliver, which could cause the Fund to subsequently invest at less advantageous prices. The Fund designates cash or liquid securities in an amount equal to the delayed delivery commitment.

To Be Announced Securities

The Fund may trade securities on a To Be Announced (TBA) basis. As with other delayed-delivery transactions,

a seller agrees to issue a TBA security at a future date. However, the seller does not specify the particular securities to be delivered. Instead, the Fund agrees to accept any security that meets specified terms.

In some cases, Master Securities Forward Transaction Agreements (MSFTAs) may be used to govern transactions of certain forward-settling agency mortgage-backed securities, such as delayed-delivery and TBAs, between the Fund and counterparty. The MSFTA maintains provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral relating to such transactions.

Mortgage Dollar Roll Transactions

The Fund may enter into mortgage "dollar rolls" in which the Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar but not identical securities (same type, coupon and maturity) on a specified future date. During the roll period, the Fund loses the right to receive principal and interest paid on the securities sold. However, the Fund will benefit because it receives negotiated amounts in the form of reductions of the purchase price for the future purchase plus the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. The Fund records the incremental difference between the forward purchase and sale of each forward roll as a realized gain or loss. Unless any realized gains exceed the income, capital appreciation, and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique will diminish the investment performance of the Fund compared to what the performance would have been without the use of mortgage dollar rolls. All cash proceeds will be invested in instruments that are permissible investments for the Fund. The Fund identifies cash or liquid securities in an amount equal to the forward purchase price.

For financial reporting and tax purposes, the Fund treats "to be announced" mortgage dollar rolls as two separate transactions, one involving the purchase of a security

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COLUMBIA VARIABLE PORTFOLIO — MANAGED VOLATILITY MODERATE GROWTH FUND

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2016

and a separate transaction involving a sale. These transactions may increase the Fund's portfolio turnover rate. The Fund does not currently enter into mortgage dollar rolls that are accounted for as financing transactions.

Mortgage dollar rolls involve the risk that the market value of the securities the Fund is obligated to repurchase may decline below the repurchase price, or that the counterparty may default on its obligations.

Offsetting of Assets and Liabilities

The following table presents the Fund's gross and net amount of assets and liabilities available for offset under netting arrangements as well as any related collateral received or pledged by the Fund as of December 31, 2016:

	Deutsche Bank ($)	Standard Chartered ($)	State Street ($)	UBS ($)	Total ($)
Assets
Forward foreign currency exchange contracts	—	102,190	3,678	190,976	296,844
Options purchased puts	145,119,850	—	—	—	145,119,850
Total Assets	145,119,850	102,190	3,678	190,976	145,416,694
Total Financial and Derivative Net Assets	145,119,850	102,190	3,678	190,976	145,416,694
Total collateral received (pledged)(a)	—	—	—	—	—
Net Amount(b)	145,119,850	102,190	3,678	190,976	145,416,694

(a) In some instances, the actual collateral received and/or pledged may be more than the amount shown due to overcollateralization.

(b) Represents the net amount due from/(to) counterparties in the event of default.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Income and capital gain distributions from the Underlying Funds, if any, are recorded on the ex-dividend date.

Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted. The Fund classifies gains and losses realized on prepayments received on mortgage-backed securities as adjustments to interest income.

The Fund may place a debt security on non-accrual status and reduce related interest income when it becomes probable that the interest will not be collected and the amount of uncollectible interest can be reasonably estimated. A defaulted debt security is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured.

Corporate actions and dividend income are recorded on the ex-dividend date.

The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds, other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information on the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by the Fund's management. Management's estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.

Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies

Annual Report 2016
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COLUMBIA VARIABLE PORTFOLIO — MANAGED VOLATILITY MODERATE GROWTH FUND

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2016

determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund.

Federal Income Tax Status

The Fund is treated as a partnership for federal income tax purposes, and the Fund does not expect to make regular distributions. The Fund will not be subject to federal income tax, and therefore, there is no provision for federal income taxes. The partners of the Fund are subject to tax on their distributive share of the Fund's income and loss. The components of the Fund's net assets are reported at the partner-level for federal income tax purposes, and therefore, are not presented in the Statement of Assets and Liabilities.

Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management's conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Guarantees and Indemnifications

Under the Trust's organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Investment Company Reporting Modernization

In October 2016, the U.S. Securities and Exchange Commission adopted new rules and forms, and amendments to certain current rules and forms, to modernize reporting and disclosure of information by registered investment companies. The amendments to Regulation S-X will require standardized, enhanced disclosure about derivatives in investment company financial statements, and will also change the rules governing the form and content of such financial statements. The amendments to Regulation S-X take effect on August 1, 2017. At this time, management is assessing the anticipated impact of these regulatory developments.

Note 3. Fees and Other Transactions with Affiliates

Management Services Fees and Underlying Fund Fees

Effective May 1, 2016, the Fund entered into a Management Agreement with the Investment Manager. Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is a blend of (i) 0.02% on assets invested in affiliated underlying funds (including exchange-traded funds and closed-end funds) that pay a management services fee (or investment advisory services fee, as applicable) to the Investment Manager and (ii) a fee that declines from 0.72% to 0.52%, depending on asset levels, on assets invested in securities (other than affiliated underlying funds (including exchange-traded funds and closed-end funds) that pay a management services fee (or investment advisory services fee, as applicable) to the Investment Manager), including other funds advised by the Investment Manager that do not pay a management services fee to the Investment Manager, third party funds, derivatives and individual securities. Prior to May 1, 2016, the Fund paid the Investment Manager an annual fee for advisory services under an Investment Management Services Agreement and a separate annual fee for administrative and accounting services under an Administrative Services Agreement. The effective management services fee rate for the year ended December 31, 2016 (reflecting all advisory and administrative services fees paid to the Investment Manager) was 0.19% of the Fund's average daily net assets. For the period from January 1, 2016 through April 30, 2016, the investment advisory services fee paid to the Investment Manager was $6,057,674, and the administrative services fee paid to the Investment Manager was $1,078,151.

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the Underlying Funds in which the Fund invests. Because the Underlying Funds have varied expense and fee levels and the Fund may own different proportions of Underlying Funds at different times, the amount of fees and expenses incurred indirectly by the Fund will vary. These expenses are not reflected in the expenses shown in Statement of Operations and are not included in the ratios to average net assets shown in the Financial Highlights.

Annual Report 2016
33

COLUMBIA VARIABLE PORTFOLIO — MANAGED VOLATILITY MODERATE GROWTH FUND

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2016

Other Expenses

Other expenses are for, among other things, miscellaneous expenses of the Fund or the Board of Trustees, including payments to Board Services Corp., a company providing limited administrative services to the Fund and the Board of Trustees. That company's expenses include boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. For the year ended December 31, 2016, other expenses paid by the Fund to this company were $4,623.

Compensation of Board Members

Board of Trustee members, who are not officers or employees of the Investment Manager or Ameriprise Financial, are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Plan), these Board of Trustee members may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund's liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan. All amounts payable under the Plan constitute a general unsecured obligation of the Fund.

Compensation of Chief Compliance Officer

The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund is allocated a portion of the expenses associated with the Chief Compliance Officer based on relative net assets of the Trust.

Transfer Agency Fees

The Fund has a Transfer and Dividend Disbursing Agent Agreement with Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial. The annual fee rate under this agreement is 0.00% on assets invested in Underlying Funds that pay a transfer agency fee to the Transfer Agent and 0.06% of the Fund's average daily net assets on assets invested in securities (other than Underlying Funds that pay a transfer agency fee to the Transfer Agent), including other funds that do not pay a transfer agency fee to the Transfer Agent, exchange-traded funds, derivatives and individual securities.

For the year ended December 31, 2016, the Fund's effective transfer agency fee rate as a percentage of average daily net assets of Class 2 shares was 0.02%.

Distribution Fees

The Fund has an agreement with the Distributor, an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution services. The Board of Trustees has approved, and the Fund has adopted, a distribution plan (the Plan) which sets the distribution fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor for selling shares of the Fund. The Fund pays a monthly distribution fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class 2 shares of the Fund.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period disclosed below, so that the Fund's net operating expenses, including indirect expenses of the Underlying Funds and after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund's custodian, do not exceed the following annual rate as a percentage of the class' average daily net assets:

Fee rate contractual through April 30, 2017
Class 2	1.10%

Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), transaction costs and brokerage commissions, costs related to any securities lending program, dividend and interest expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.

Annual Report 2016
34

COLUMBIA VARIABLE PORTFOLIO — MANAGED VOLATILITY MODERATE GROWTH FUND

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2016

Note 4. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $12,868,244,833 and $11,762,781,360, respectively, for the year ended December 31, 2016, of which $9,998,431,846 and $9,802,994,758, respectively, were U.S. government securities. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.

Note 5. Affiliated Money Market Fund

The Fund invests significantly in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends — affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. Effective October 1, 2016, the Affiliated MMF prices its shares with a floating net asset value (NAV) and no longer seeks to maintain a stable NAV. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.

Note 6. Line of Credit

The Fund has access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., HSBC Bank USA, N.A. and JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility agreement, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, that permits collective borrowings up to $1 billion. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations.

The Fund had no borrowings during the year ended December 31, 2016.

Note 7. Significant Risks

Shareholder Concentration Risk

At December 31, 2016, affiliated shareholders of record owned 100.0% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid or more liquid positions, resulting in Fund losses and the Fund holding a higher percentage of less liquid or illiquid securities. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.

Note 8. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Note 9. Information Regarding Pending and Settled Legal Proceedings

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are

Annual Report 2016
35

COLUMBIA VARIABLE PORTFOLIO — MANAGED VOLATILITY MODERATE GROWTH FUND

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2016

subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

Annual Report 2016
36

COLUMBIA VARIABLE PORTFOLIO — MANAGED VOLATILITY MODERATE GROWTH FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of Columbia Funds Variable Series Trust II and the Shareholders of
Columbia Variable Portfolio — Managed Volatility Moderate Growth Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Variable Portfolio — Managed Volatility Moderate Growth Fund (the "Fund," a series of Columbia Funds Variable Series Trust II) as of December 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the four years in the period then ended and for the period April 19, 2012 (commencement of operations) through December 31, 2012, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of December 31, 2016 by correspondence with the custodian, brokers and transfer agent, and the application of alternative auditing procedures where such confirmations had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Minneapolis, MN
February 17, 2017

Annual Report 2016
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COLUMBIA VARIABLE PORTFOLIO — MANAGED VOLATILITY MODERATE GROWTH FUND

TRUSTEES AND OFFICERS

Shareholders elect the Board that oversees the Fund's operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund's Trustees, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, Trustees not affiliated with the Investment Manager generally may serve through the end of the calendar year in which they reach either the mandatory retirement age established by the Board or the fifteenth anniversary of the first Board meeting they attended as a member of the Board.

Independent Trustees

Name, Address, Year of Birth	Position Held With the Trust and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
George S. Batejan 901 S. Marquette Ave. Minneapolis, MN 55402 1953	Trustee since 1/17	Executive Vice President, Global Head of Technology and Operations, Janus Capital Group, Inc., 2010-2016	124

Trustee to other Columbia Funds since 2017; Advisory Board Member, University of Colorado Business School (Executive Committee, Nominating Committee and Governance Committee) since November 2015; former Chairman of the Board, NICSA (National Investment Company Services Association), 2014-2016; former Director, Intech Investment Management, 2011-2016; former Board Member, Metro Denver Chamber of Commerce, 2015-2016

Kathleen Blatz 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Trustee since 1/06 for RiverSource Funds and since 6/11 for Nations Funds	Attorney, specializing in arbitration and mediation; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees	126	Trustee to other Columbia Funds since 2006; Trustee, BlueCross BlueShield of Minnesota (Chair of the Business Development Committee) since 2009; Chair of the Robina Foundation since August 2013

Annual Report 2016
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COLUMBIA VARIABLE PORTFOLIO — MANAGED VOLATILITY MODERATE GROWTH FUND

TRUSTEES AND OFFICERS (continued)

Independent Trustees (continued)

Name, Address, Year of Birth	Position Held With the Trust and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
Edward J. Boudreau, Jr. 901 S. Marquette Ave. Minneapolis, MN 55402 1944	Trustee since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, E.J. Boudreau & Associates (consulting) since 2000; FINRA Industry Arbitrator, 2002-present; Chairman and Chief Executive Officer, John Hancock Investments (asset management), Chairman and Interested Trustee for open-end and closed-end funds offered by John Hancock, 1989-2000; John Hancock Mutual Life Insurance Company, including Senior Vice President and Treasurer and Senior Vice President Information Technology, 1968-1988	124	Trustee to other Columbia Funds since 2005; former Trustee, Boston Museum of Science (Chair of Finance Committee), 1985-2013; former Trustee, BofA Funds Series Trust (11 funds), 2005-2011
Pamela G. Carlton 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Trustee since 7/07 for RiverSource Funds and since 6/11 for Nations Funds	President, Springboard-Partners in Cross Cultural Leadership (consulting company) since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, Morgan Stanley, 1982-1991	126	Trustee to other Columbia Funds since 2007; Trustee, New York Presbyterian Hospital Board (Executive Committee and Chair of Human Resources Committee) since 1996
William P. Carmichael 901 S. Marquette Ave. Minneapolis, MN 55402 1943	Trustee since 6/11 for RiverSource Funds and since 2003 for Nations Funds; Chair of the Board from 1/14-11/15	Retired; Co-founder, The Succession Fund (provides exit strategies to owners of privately held companies), 1998-2007; Adjunct Professor of Finance, Kelley School of Business, Indiana University, 1993-2007; Senior Vice President, Sara Lee Corporation, 1991-1993; Senior Vice President and Chief Financial Officer, Beatrice Foods Company, 1984-1990; Vice President, Esmark, Inc., 1973-1984; Associate, Price Waterhouse, 1968-1972	126

Trustee to other Columbia Funds since 2003; Director, The Finish Line (athletic shoes and apparel) since July 2003; Director, hhgregg since May, 2015; former Director, Cobra Electronics Corporation (electronic equipment manufacturer), 1994-August 2014; former Director, Spectrum Brands, Inc. (consumer products), 2002-2009; former Director, Simmons Company (bedding), 2004-2010; former Trustee, BofA Funds Series Trust (11 funds) 2003-2011; former Director, McMoRan Exploration Company (oil and gas exploration and development) 2010-2013; former Director, International Textile Corp., 2012-2016

Annual Report 2016
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COLUMBIA VARIABLE PORTFOLIO — MANAGED VOLATILITY MODERATE GROWTH FUND

TRUSTEES AND OFFICERS (continued)

Independent Trustees (continued)

Name, Address, Year of Birth	Position Held With the Trust and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
Patricia M. Flynn 901 S. Marquette Ave. Minneapolis, MN 55402 1950	Trustee since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Trustee Professor of Economics and Management, Bentley University since 1976 (also teaches and conducts research on corporate governance); Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	126	Trustee to other Columbia Funds since 2004; Trustee, MA Taxpayers Foundation since 1997; Board of Governors, Innovation Institute, MA Technology Collaborative since 2010
William A. Hawkins 901 S. Marquette Ave. Minneapolis, MN 55402 1942	Chair of the Board since 11/15; Trustee since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, Overton Partners (financial consulting), since August 2010; President and Chief Executive Officer, California General Bank, N.A., January 2008-August 2010; Operation Hope, COO, 2004-2007; IndyMac Bancorp, President, CBG, 1999-2003; American General Bank, President, 1997-1999; Griffin Financial Services, CEO, 1981-1997; The Griffin Funds, CEO, 1992-1998	126	Trustee to other Columbia Funds since 2005; former Trustee, BofA Funds Series Trust (11 funds), 2005-2015
Catherine James Paglia 901 S. Marquette Ave. Minneapolis, MN 55402 1952	Trustee since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Director, Enterprise Asset Management, Inc. (private real estate and asset management company) since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Managing Director, Morgan Stanley, 1982-1989; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	126

Trustee to other Columbia Funds since 2004; Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012; Trustee, Carleton College (on the Investment Committee); Trustee, Carnegie Endowment for International Peace (on the Investment Committee)

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40

COLUMBIA VARIABLE PORTFOLIO — MANAGED VOLATILITY MODERATE GROWTH FUND

TRUSTEES AND OFFICERS (continued)

Independent Trustees (continued)

Name, Address, Year of Birth	Position Held With the Trust and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
Minor M. Shaw 901 S. Marquette Ave. Minneapolis, MN 55402 1947	Trustee since 6/11 for RiverSource Funds and since 2003 for Nations Funds	President, Micco LLC (private investments) since 2011; President, Micco Corp. (family investment business), 1998-2011	126

Trustee to other Columbia Funds since 2003; Director, BlueCross BlueShield of South Carolina since April 2008; Advisory Board member, Duke Energy Corp. since October 2016; Chair of the Duke Endowment; Director, National Association of Corporate Directors, Carolinas Chapter, since 2013; Chair of Greenville — Spartanburg Airport Commission; former Trustee, BofA Funds Series Trust (11 funds), 2003-2011; former Director, Piedmont Natural Gas, 2004-2016

John G. Taft 901 S. Marquette Ave. Minneapolis, MN 55402 1955	Trustee since 1/17	Chief Executive Officer, RBC Wealth Management (a division of RBC Capital Markets LLC), 2005-2016	124	Trustee to other Columbia Funds since 2017; Trustee, Andy Warhol Foundation for Visual Arts (Finance Committee) since 2014; former Director, RBC Global Asset Management — U.S., 2001-2016
Alison Taunton-Rigby 901 S. Marquette Ave. Minneapolis, MN 55402 1944	Trustee since 11/02 for RiverSource Funds and since 6/11 for Nations Funds	President, Chief Executive Officer and Director, RiboNovix, Inc., 2003-2010; CMT Inc., 2001-2003; Aquila Biopharmaceuticals Inc., 1996-2000; Cambridge Biotech Corporation, 1995-1996; Mitotix Inc., 1993-1994	126

Trustee to other Columbia Funds since 2002; Director, Boston Children's Hospital since 2002; Director, ICI Mutual Insurance Company, since 2011; Director, Blumont/IRD since 2016; Director, Mount Ida College since 2016; former Director, Abt Associates (government contractor), 2001-2016; former Director, Healthways, Inc. (health and well-being solutions), 2005-2016

Annual Report 2016
41

COLUMBIA VARIABLE PORTFOLIO — MANAGED VOLATILITY MODERATE GROWTH FUND

TRUSTEES AND OFFICERS (continued)

Interested Trustee Not Affiliated with Investment Manager*

Name, Address, Year of Birth	Position Held with the Trusts and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
Anthony M. Santomero 901 S. Marquette Ave. Minneapolis, MN 55402 1946	Trustee since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008; President, Federal Reserve Bank of Philadelphia, 2000-2006; Professor of Finance, The Wharton School, University of Pennsylvania, 1972-2002	124

Trustee to other Columbia Funds since 2008; Trustee, Penn Mutual Life Insurance Company since March 2008; Director, Renaissance Reinsurance Ltd. since May 2008; Director, Citigroup Inc. since 2009; Director, Citibank, N.A. since 2009; former Trustee, BofA Funds Series Trust (11 funds), 2008-2011

* Dr. Santomero is not an affiliated person of the Investment Manager or Ameriprise Financial. However, he is currently deemed by the Funds to be an "interested person" (as defined in the 1940 Act) of the Funds because he serves as a Director of Citigroup Inc. and Citibank, N.A., companies that may directly or through subsidiaries and affiliates engage from time-to-time in brokerage execution, principal transactions and lending relationships with the Funds or accounts advised/managed by the Investment Manager.

Interested Trustee Affiliated with Investment Manager*

Name, Address, Year of Birth	Position Held With the Trusts and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
William F. Truscott c/o Columbia Management Investment Advisers, LLC, 225 Franklin St. Boston, MA 02110 1960	Trustee since 11/01 for RiverSource Funds and since 6/11 for Nations Funds; Senior Vice President since 2002 for RiverSource Funds and since 5/10 for Nations Funds

Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010-September 2012); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006-August 2012.

185

Trustee to other Columbia Funds since 2001; Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010; Director, Columbia Management Investment Distributors, Inc. since May 2010; Former Director, Ameriprise Certificate Company, 2006-January 2013

* Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.

The Statement of Additional Information has additional information about the Fund's Board members and is available, without charge, upon request by calling 800.345.6611 or contacting your financial intermediary.

Annual Report 2016
42

COLUMBIA VARIABLE PORTFOLIO — MANAGED VOLATILITY MODERATE GROWTH FUND

TRUSTEES AND OFFICERS (continued)

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Truscott, who is Senior Vice President, the Fund's other officers are:

Fund Officers

Name, Address and Year of Birth	Position and Year First Appointed to Position for any Fund in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) During Past Five Years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)

Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously, Vice President and Chief Counsel January 2010-December 2014); officer of Columbia Funds and affiliated funds since 2007.

Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Treasurer (2011), Chief Financial Officer (2009) and Chief Accounting Officer (2015)	Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; senior officer of Columbia Funds and affiliated funds since 2002.
Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Senior Vice President (2011), Chief Legal Officer (2015) and Assistant Secretary (2008)

Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since January 2017 (previously Vice President and Lead Chief Counsel, November 2008-January 2017 and January 2013-January 2017, respectively, and Chief Counsel, January 2010-January 2013); Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since May 2010.

Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010.
Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)

Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Executive Vice President and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since July 2013 (previously Director and Global Chief Investment Officer, 2010-2013).

Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010.
Amy Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Vice President (2006)	Managing Director and Global Head of Operations, Columbia Management Investment Advisers, LLC since April 2016 (previously Managing Director and Chief Operating Officer, 2010-2016).
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Vice President and Secretary (2015)	Vice President and Group Counsel, Ameriprise Financial, Inc. since August 2011; officer of Columbia Funds and affiliated funds since 2005.

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COLUMBIA VARIABLE PORTFOLIO — MANAGED VOLATILITY MODERATE GROWTH FUND

IMPORTANT INFORMATION ABOUT THIS REPORT

The policy of the Board is to vote the proxies of the companies in which each fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how each fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting investor.columbiathreadneedleus.com, or searching the website of the SEC at sec.gov.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund's Form N-Q is available on the SEC's website at sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. Each fund's complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.

Annual Report 2016
45

Columbia Variable Portfolio — Managed Volatility Moderate Growth Fund

P.O. Box 8081

Boston, MA 02266-8081

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For fund and other investment product prospectuses, which contain this and other important information, contact your financial advisor or insurance representative. Please read the prospectus carefully before you invest. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies.

All rights reserved. Columbia Management Investment Distributors, Inc., 225 Franklin Street, Boston, MA 02110-2804

© 2017 Columbia Management Investment Advisers, LLC.

S-6538 AN (2/17)

ANNUAL REPORT

December 31, 2016

COLUMBIA VARIABLE PORTFOLIO — SELIGMAN GLOBAL TECHNOLOGY FUND

Please remember that you may not buy (nor will you own) shares of the Fund directly. The Fund is available through variable annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies as well as qualified pension and retirement plans. Please contact your financial advisor or insurance representative for more information.

COLUMBIA VARIABLE PORTFOLIO — SELIGMAN GLOBAL TECHNOLOGY FUND

Performance Overview	2
Manager Discussion of Fund Performance	4
Understanding Your Fund's Expenses	6
Portfolio of Investments	7
Statement of Assets and Liabilities	10
Statement of Operations	11
Statement of Changes in Net Assets	12
Financial Highlights	14
Notes to Financial Statements	16
Report of Independent Registered Public Accounting Firm	23
Federal Income Tax Information	24
Trustees and Officers	25
Important Information About This Report	33

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.

Annual Report 2016

COLUMBIA VARIABLE PORTFOLIO — SELIGMAN GLOBAL TECHNOLOGY FUND

PERFORMANCE OVERVIEW

Performance Summary

■  Columbia Variable Portfolio — Seligman Global Technology Fund (the Fund) Class 2 shares returned 19.01% for the 12-month period that ended December 31, 2016.

■  The Fund outperformed its benchmark, the MSCI World Information Technology Index (Net), which returned 11.45% over the same time period.

■  The Fund's stock selection in the software, internet software and communications equipment industries accounted for much of its performance advantage over the benchmark.

Average Annual Total Returns (%) (for period ended December 31, 2016)

	Inception	1 Year	5 Years	10 Years
Class 1	05/01/96	19.35	17.33	10.49
Class 2	05/01/00	19.01	17.04	10.22
MSCI World Information Technology Index (Net)		11.45	14.60	7.68

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your financial advisor or insurance representative.

Performance results reflect the effect of any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.

The MSCI World Information Technology Index (Net) is a free float-adjusted market capitalization index designed to measure information technology stock performance in the global developed equity market.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes (except the MSCI World Information Technology Index (Net), which reflects reinvested dividends net of withholding taxes) or other expenses of investing. Securities in the Fund may not match those in an index.

Annual Report 2016
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COLUMBIA VARIABLE PORTFOLIO — SELIGMAN GLOBAL TECHNOLOGY FUND

PERFORMANCE OVERVIEW (continued)

Performance of a Hypothetical $10,000 Investment (January 1, 2007 – December 31, 2016)

The chart above shows the change in value of a hypothetical $10,000 investment in Class 2 shares of Columbia Variable Portfolio — Seligman Global Technology Fund during the stated time period, and does not reflect the deduction of taxes, if any, that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The returns also do not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan, if any.

Annual Report 2016
3

COLUMBIA VARIABLE PORTFOLIO — SELIGMAN GLOBAL TECHNOLOGY FUND

MANAGER DISCUSSION OF FUND PERFORMANCE

Portfolio Management

Paul Wick

Sanjay Devgan

Shekhar Pramanick

Rahul Narang

Jeetil Patel

Christopher Boova

Top Ten Holdings (%) (at December 31, 2016)
Lam Research Corp. (United States)	9.1
Broadcom Ltd. (Singapore)	6.9
Apple, Inc. (United States)	5.3
Qorvo, Inc. (United States)	4.9
Teradyne, Inc. (United States)	4.1
Synopsys, Inc. (United States)	3.7
NXP Semiconductors NV (Netherlands)	3.2
Synaptics, Inc. (United States)	3.1
Cavium, Inc. (United States)	2.9
Maxim Integrated Products, Inc. (United States)	2.9

Percentages indicated are based upon total investments (excluding Money Market Funds).

For further detail about these holdings, please refer to the section entitled "Portfolio of Investments."

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

Equity Sector Breakdown (%) (at December 31, 2016)
Consumer Discretionary	1.1
Information Technology	98.9
Total	100.0

Percentages indicated are based upon total equity investments. The Fund's portfolio composition is subject to change.

For the 12-month period ended December 31, 2016, the Fund's Class 2 shares returned 19.01%. The Fund outperformed its benchmark, the MSCI World Information Technology Index (Net), which returned 11.45% for the same time period. The Fund's stock selection in the software, internet software and communications equipment industries accounted for much of its performance advantage over the benchmark. There were few disappointments during the period.

Technology Sector Soared Despite Global Uncertainty, Political Change

The pace of global economic growth remained sluggish throughout most of the year, as slower-than-expected growth in China, Europe and the United States weighed on demand. Growth slowed to an estimated 2.2% in 2016, compared to 2.5% in 2015. The lackluster economic showing also weighed on the global financial markets, along with heightened global tensions, uncertainty about monetary policy, a bitterly fought U.S. Presidential race and the U.K.'s June vote to exit the European Union. Despite these pressures, many global equity markets posted modest gains for the 12 months that ended December 31, 2016, while the global technology sector delivered an outstanding return as one of the strongest global industry sectors.

Contributors and Detractors

In the software segment, overweights in Synopsys, a leader in the electronic design automation industry, and TiVo resulted in substantial gains for the Fund. Synopsys reported higher revenues from a range of products and services. After a long period of sizeable gains, we no longer believe the stock is undervalued. As a result, we reduced the Fund's position and took some profits in Synopsys. However, it remained overweight relative to the benchmark on our belief that the company still has good prospects and a solid management team. An overweight in TiVo was another top performer in software. During the period, Rovi, which changed its name to TiVo after it acquired the program guide company, won an important IP renewal with Dish Networks. We believe the combined company has the potential to achieve significant earnings gains from cost synergies.

In the internet software and services industry, underweights in Alphabet (Google) and Facebook — and no exposure to LinkedIn, Twitter and a host of other names in the group aided relative results as the industry underperformed for the period. A holding in Mimecast, which provides next generation cloud security services for corporate information and email, aided returns as the company reported solid earnings growth and an increasing customer base.

Security selection in the communications equipment contributed to relative results. Holdings in F5 Networks and Arista Networks were additive to returns. Robust spending by web data centers and large telecommunications and cable service providers aided both companies, which continued to benefit from the migration to cloud computing. F5 exceeded earnings expectations in three of the past four quarters. Its shares enjoyed a particularly strong surge in the fourth quarter.

Annual Report 2016
4

COLUMBIA VARIABLE PORTFOLIO — SELIGMAN GLOBAL TECHNOLOGY FUND

MANAGER DISCUSSION OF FUND PERFORMANCE (continued)

Elsewhere in the portfolio, Lam Research was the top performing stock for the period. Lam Research, a major player in etch fabrication and deposition equipment that creates chips continued to benefit from the rise in labor-intensive chips of all kinds.

In a year of few disappointments, an underweight in the communications equipment industry detracted from relative returns, as many of the industry's networking names benefited from the cloud data centers demand to increase network speeds to deliver information and streaming entertainment to business customers and consumers. The portfolio held a relative underweight position in F5 Networks, which while contributing to absolute returns, detracted from returns relative to the benchmark.

At Period's End

At the end of the period, the Fund remained overweight in the semiconductor industry relative to the benchmark, with a particular focus on opportunities in the consolidating electronics industry and the "Internet of Things," in which physical objects are embedded with electronics and sensors to enable connectivity and communication with other devices. The semiconductor industry has proven to be less cyclical than it has been historically, given the trend to dedicated foundries and more disciplined inventory management. Design intensity has also increased. In an environment of consolidation in the electronics industry, we have seen both acquirer and acquiring companies appreciate as cost synergies were realized. As always, we continue to adhere to our disciplined investment process, which relies on deep fundamental analysis to identify those companies that we believe have the best growth prospects, trade at attractive valuations and have the potential to deliver solid investment returns over time.

Country Breakdown (%) (at December 31, 2016)
China	0.3
Israel	5.7
Netherlands	3.5
Singapore	6.7
Taiwan	0.2
United States(a)	83.6
Total	100.0

Country Breakdown is based primarily on issuer's place of organization/incorporation. Percentages indicated are based upon total investments. The Fund's portfolio composition is subject to change.

The Fund may use place of organization/incorporation or other criteria in determining whether an issuer is domestic (U.S.) or foreign for purposes of its investments policies. At December 31, 2016, the Fund invested at least 40% of its net assets in foreign companies in accordance with its principal investment strategy.

(a) Includes investments in Money Market Funds.

Summary of Investments in Securities by Industry (%) (at December 31, 2016)
Communications Equipment	5.1
Electronic Equipment, Instruments & Components	0.9
IT Services	5.3
Internet & Direct Marketing Retail	1.0
Internet Software & Services	8.4
Semiconductors & Semiconductor Equipment	50.4
Software	16.0
Technology Hardware, Storage & Peripherals	11.5
Money Market Funds	2.9
Total	101.5

Percentages indicated are based upon net assets. The Fund's portfolio composition is subject to change.

Annual Report 2016
5

COLUMBIA VARIABLE PORTFOLIO — SELIGMAN GLOBAL TECHNOLOGY FUND

UNDERSTANDING YOUR FUND'S EXPENSES

(Unaudited)

As an investor, you incur ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

The information below does not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy (collectively, Contracts) or qualified pension and retirement plan (Qualified Plan), if any. The total fees and expenses you bear may therefore be higher than those shown below.

Analyzing Your Fund's Expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the Fund's actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the "Actual" column. The amount listed in the "Hypothetical" column assumes a 5% annual rate of return before expenses (which is not the Fund's actual return) and then applies the Fund's actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See "Compare With Other Funds" below for details on how to use the hypothetical data.

Compare With Other Funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as redemption or exchange fees, or expenses that apply to the subaccount or the Contract. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If the fees and expenses imposed under your Contract or Qualified Plan, if any, were included, your costs would be higher.

July 1, 2016 – December 31, 2016

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)		Expenses Paid During the Period ($)		Fund's Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class 1	1,000.00	1,000.00	1,173.90	1,020.10	5.33	4.95	0.98
Class 2	1,000.00	1,000.00	1,172.10	1,018.85	6.68	6.21	1.23

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund's most recent fiscal half year and divided by 366.

Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.

Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.

Annual Report 2016
6

COLUMBIA VARIABLE PORTFOLIO — SELIGMAN GLOBAL TECHNOLOGY FUND

PORTFOLIO OF INVESTMENTS

December 31, 2016

(Percentages represent value of investments compared to net assets)

Common Stocks 98.6%

Issuer	Shares	Value ($)
CHINA 0.3%
Ctrip.com International Ltd., ADR(a)	4,600	184,000
ISRAEL 5.7%
Check Point Software Technologies Ltd.(a)	7,331	619,176
CyberArk Software Ltd.(a)	9,529	433,570
Mellanox Technologies Ltd.(a)	26,800	1,096,120
Orbotech Ltd.(a)	15,900	531,219
Tower Semiconductor Ltd.(a)	37,047	705,004
Total		3,385,089
NETHERLANDS 3.6%
NXP Semiconductors NV(a)	19,040	1,866,110
trivago NV, ADR(a)	21,218	249,312
Total		2,115,422
SINGAPORE 6.8%
Broadcom Ltd.	22,587	3,992,704
TAIWAN 0.2%
Catcher Technology Co., Ltd.	19,900	137,543
UNITED STATES 82.0%
Acacia Communications, Inc.(a)	4,700	290,225
Adobe Systems, Inc.(a)	1,400	144,130
Advanced Energy Industries, Inc.(a)	4,143	226,829
Alphabet, Inc., Class A(a)	1,800	1,426,410
Alphabet, Inc., Class C(a)	2,109	1,627,768
Apple, Inc.	26,800	3,103,976
Applied Materials, Inc.	31,900	1,029,413
Arista Networks, Inc.(a)	7,887	763,225
Arris International PLC(a)	21,000	632,730
Cavium, Inc.(a)	27,170	1,696,495
CommScope Holding Co., Inc.(a)	2,170	80,724
Computer Sciences Corp.	5,200	308,984
CPI Card Group, Inc.	41,741	173,225
eBay, Inc.(a)	22,700	673,963
Electronics for Imaging, Inc.(a)	22,244	975,622
Euronet Worldwide, Inc.(a)	2,435	176,367
Facebook, Inc., Class A(a)	8,300	954,915
Fidelity National Information Services, Inc.	5,000	378,200
Finisar Corp.(a)	18,000	544,860
Fortinet, Inc.(a)	30,700	924,684

Common Stocks (continued)

Issuer	Shares	Value ($)
Hewlett Packard Enterprise Co.	37,800	874,692
Integrated Device Technology, Inc.(a)	19,200	452,352
KLA-Tencor Corp.	8,143	640,691
Lam Research Corp.	49,762	5,261,336
Lattice Semiconductor Corp.(a)	146,775	1,080,264
Maxim Integrated Products, Inc.	43,764	1,687,978
Microsoft Corp.	9,500	590,330
Nuance Communications, Inc.(a)	97,253	1,449,070
ON Semiconductor Corp.(a)	73,900	942,964
Oracle Corp.	14,800	569,060
Palo Alto Networks, Inc.(a)	5,600	700,280
Priceline Group, Inc. (The)(a)	300	439,818
Qorvo, Inc.(a)	54,091	2,852,218
QUALCOMM, Inc.	6,100	397,720
Salesforce.com, Inc.(a)	9,205	630,174
Skyworks Solutions, Inc.	21,380	1,596,231
Splunk, Inc.(a)	5,100	260,865
Synaptics, Inc.(a)	33,492	1,794,501
Synopsys, Inc.(a)	36,382	2,141,445
Tableau Software, Inc., Class A(a)	4,730	199,370
Teradyne, Inc.	93,551	2,376,195
TiVo Corp.(a)	70,000	1,463,000
Travelport Worldwide Ltd.	52,116	734,836
Visa, Inc., Class A	19,500	1,521,390
Western Digital Corp.	22,000	1,494,900
Zynga, Inc., Class A(a)	10,100	25,957
Total		48,310,382
Total Common Stocks (Cost: $51,797,155)		58,125,140

Money Market Funds 2.9%

	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.594%(b)(c)	1,700,679	1,700,679
Total Money Market Funds (Cost: $1,700,679)		1,700,679
Total Investments (Cost: $53,497,834)		59,825,819
Other Assets & Liabilities, Net		(904,163)
Net Assets		58,921,656

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
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COLUMBIA VARIABLE PORTFOLIO — SELIGMAN GLOBAL TECHNOLOGY FUND

PORTFOLIO OF INVESTMENTS (continued)

December 31, 2016

Notes to Portfolio of Investments

(a)  Non-income producing investment.

(b)  The rate shown is the seven-day current annualized yield at December 31, 2016.

(c)  As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company's outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended December 31, 2016 are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds From Sales ($)	Realized Gain (Loss) ($)	Ending Cost ($)	Dividends — Affiliated Issuers ($)	Value ($)
Columbia Short-Term Cash Fund	134,616	100,318,988	(98,753,001)	76	1,700,679	8,957	1,700,679

Abbreviation Legend

ADR  American Depositary Receipt

Fair Value Measurements

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset's or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>  Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>  Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>  Level 3 — Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Foreign equity securities actively traded in markets where there is a significant delay in the local close relative to the New York Stock Exchange (NYSE) are classified as Level 2. The values of these securities may include an adjustment to reflect the impact of significant market movements following the close of local trading, as described in Note 2 to the financial statements — Security Valuation.

Certain investments that have been measured at fair value using the net asset value (NAV) per share (or its equivalent) are not categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to reconcile the fair value hierarchy to the amounts presented in the Portfolio of Investments. The Columbia Short-Term Cash Fund seeks to provide shareholders with maximum current income consistent with liquidity and stability of principal. Columbia Short-Term Cash Fund prices its shares with a floating NAV and no longer seeks to maintain a stable NAV.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
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COLUMBIA VARIABLE PORTFOLIO — SELIGMAN GLOBAL TECHNOLOGY FUND

PORTFOLIO OF INVESTMENTS (continued)

December 31, 2016

Fair Value Measurements (continued)

Under the direction of the Fund's Board of Trustees (the Board), the Investment Manager's Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager's organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The following table is a summary of the inputs used to value the Fund's investments at December 31, 2016:

	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Investments
Common Stocks
China	184,000	—	—	184,000
Israel	3,385,089	—	—	3,385,089
Netherlands	2,115,422	—	—	2,115,422
Singapore	3,992,704	—	—	3,992,704
Taiwan	—	137,543	—	137,543
United States	48,310,382	—	—	48,310,382
Total Common Stocks	57,987,597	137,543	—	58,125,140
Investments measured at net asset value
Money Market Funds	—	—	—	1,700,679
Total Investments	57,987,597	137,543	—	59,825,819

See the Portfolio of Investments for all investment classifications not indicated in the table.

The Fund's assets assigned to the Level 2 input category are generally valued using the market approach, in which a security's value is determined through reference to prices and information from market transactions for similar or identical assets. These assets include certain foreign securities for which a third party statistical pricing service may be employed for purposes of fair market valuation. The model utilized by such third party statistical pricing service takes into account a security's correlation to available market data including, but not limited to, intraday index, ADR, and exchange-traded fund movements.

There were no transfers of financial assets between levels during the period.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
9

COLUMBIA VARIABLE PORTFOLIO — SELIGMAN GLOBAL TECHNOLOGY FUND

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2016

Assets
Investments, at value
Unaffiliated issuers (identified cost $51,797,155)	$58,125,140
Affiliated issuers (identified cost $1,700,679)	1,700,679
Total investments (identified cost $53,497,834)	59,825,819
Receivable for:
Capital shares sold	3,299
Dividends	40,716
Expense reimbursement due from Investment Manager	15,647
Prepaid expenses	1,752
Total assets	59,887,233
Liabilities
Payable for:
Investments purchased	769,349
Capital shares purchased	61,812
Management services fees	50,269
Distribution and/or service fees	5,787
Transfer agent fees	2,928
Compensation of board members	22,704
Chief compliance officer expenses	13
Other expenses	52,715
Total liabilities	965,577
Net assets applicable to outstanding capital stock	$58,921,656
Represented by
Paid-in capital	$32,560,343
Excess of distributions over net investment income	(22,014)
Accumulated net realized gain	20,055,342
Unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	6,327,985
Total — representing net assets applicable to outstanding capital stock	$58,921,656
Class 1
Net assets	$31,083,408
Shares outstanding	1,434,562
Net asset value per share	$21.67
Class 2
Net assets	$27,838,248
Shares outstanding	1,358,251
Net asset value per share	$20.50

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
10

COLUMBIA VARIABLE PORTFOLIO — SELIGMAN GLOBAL TECHNOLOGY FUND

STATEMENT OF OPERATIONS

Year Ended December 31, 2016

Net investment income
Income:
Dividends — unaffiliated issuers	$560,327
Dividends — affiliated issuers	8,957
Foreign taxes withheld	(209)
Total income	569,075
Expenses:
Management services fees	759,176
Distribution and/or service fees
Class 2	111,995
Transfer agent fees
Class 1	17,345
Class 2	26,878
Compensation of board members	12,800
Custodian fees	11,255
Printing and postage fees	37,437
Audit fees	37,103
Legal fees	8,034
Chief compliance officer expenses	13
Other	5,601
Total expenses	1,027,637
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(189,274)
Total net expenses	838,363
Net investment loss	(269,288)
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	20,498,852
Investments — affiliated issuers	76
Foreign currency translations	6,211
Net realized gain	20,505,139
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	(11,200,709)
Foreign currency translations	(3)
Foreign capital gains tax	11,030
Net change in unrealized depreciation	(11,189,682)
Net realized and unrealized gain	9,315,457
Net increase in net assets resulting from operations	$9,046,169
The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
11

COLUMBIA VARIABLE PORTFOLIO — SELIGMAN GLOBAL TECHNOLOGY FUND

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2016	Year Ended December 31, 2015
Operations
Net investment loss	$(269,288)	$(278,434)
Net realized gain	20,505,139	18,417,012
Net change in unrealized depreciation	(11,189,682)	(6,710,537)
Net increase in net assets resulting from operations	9,046,169	11,428,041
Distributions to shareholders
Net realized gains
Class 1	(9,645,118)	(4,556,764)
Class 2	(8,402,384)	(14,143,000)
Total distributions to shareholders	(18,047,502)	(18,699,764)
Decrease in net assets from capital stock activity	(44,341,161)	(1,732,537)
Total decrease in net assets	(53,342,494)	(9,004,260)
Net assets at beginning of year	112,264,150	121,268,410
Net assets at end of year	$58,921,656	$112,264,150
Excess of distributions over net investment income	$(22,014)	$(17,790)

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
12

COLUMBIA VARIABLE PORTFOLIO — SELIGMAN GLOBAL TECHNOLOGY FUND

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Year Ended December 31, 2016		Year Ended December 31, 2015
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class 1 shares
Subscriptions	16,704	422,456	7,474	228,597
Distributions reinvested	531,119	9,645,118	164,149	4,556,764
Redemptions	(139,423)	(3,260,512)	(112,746)	(3,351,935)
Net increase	408,400	6,807,062	58,877	1,433,426
Class 2 shares
Subscriptions	1,069,418	23,182,643	617,258	17,457,968
Distributions reinvested	488,511	8,402,384	527,330	14,143,000
Redemptions	(3,296,633)	(82,733,250)	(1,218,472)	(34,766,931)
Net decrease	(1,738,704)	(51,148,223)	(73,884)	(3,165,963)
Total net decrease	(1,330,304)	(44,341,161)	(15,007)	(1,732,537)

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
13

COLUMBIA VARIABLE PORTFOLIO — SELIGMAN GLOBAL TECHNOLOGY FUND

FINANCIAL HIGHLIGHTS

The following tables are intended to help you understand the Fund's financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect any fees and expenses imposed under your Contract and/or Qualified Plan, as applicable; such fees and expenses would reduce the total returns for all periods shown. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund's portfolio turnover rate may be higher.

	Year Ended December 31,
Class 1	2016	2015	2014	2013	2012
Per share data
Net asset value, beginning of period	$27.97	$29.99	$26.01	$20.87	$19.50
Income from investment operations:
Net investment loss	(0.04)	(0.01)	(0.07)	(0.07)	(0.05)
Net realized and unrealized gain	3.55	3.00	6.42	5.42	1.46
Total from investment operations	3.51	2.99	6.35	5.35	1.41
Less distributions to shareholders:
Net realized gains	(9.81)	(5.01)	(2.37)	(0.21)	(0.04)
Total distributions to shareholders	(9.81)	(5.01)	(2.37)	(0.21)	(0.04)
Net asset value, end of period	$21.67	$27.97	$29.99	$26.01	$20.87
Total return	19.35%	10.11%	25.43%	25.83%	7.23%
Ratios to average net assets(a)
Total gross expenses	1.26%	1.20%	1.21%	1.23%	1.21%
Total net expenses(b)	0.98%	0.98%	1.00%	1.00%	1.00%
Net investment loss	(0.17%)	(0.05%)	(0.27%)	(0.31%)	(0.25%)
Supplemental data
Net assets, end of period (in thousands)	$31,083	$28,698	$29,004	$26,513	$23,922
Portfolio turnover	62%	65%	87%	93%	96%

Notes to Financial Highlights

(a)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(b)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
14

COLUMBIA VARIABLE PORTFOLIO — SELIGMAN GLOBAL TECHNOLOGY FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended December 31,
Class 2	2016	2015	2014	2013	2012
Per share data
Net asset value, beginning of period	$26.98	$29.10	$25.31	$20.37	$19.07
Income from investment operations:
Net investment loss	(0.12)	(0.08)	(0.14)	(0.13)	(0.10)
Net realized and unrealized gain	3.38	2.91	6.25	5.28	1.44
Total from investment operations	3.26	2.83	6.11	5.15	1.34
Less distributions to shareholders:
Net realized gains	(9.74)	(4.95)	(2.32)	(0.21)	(0.04)
Total distributions to shareholders	(9.74)	(4.95)	(2.32)	(0.21)	(0.04)
Net asset value, end of period	$20.50	$26.98	$29.10	$25.31	$20.37
Total return	19.01%	9.81%	25.12%	25.48%	7.03%
Ratios to average net assets(a)
Total gross expenses	1.47%	1.45%	1.45%	1.48%	1.46%
Total net expenses(b)	1.23%	1.23%	1.25%	1.25%	1.25%
Net investment loss	(0.49%)	(0.30%)	(0.52%)	(0.56%)	(0.48%)
Supplemental data
Net assets, end of period (in thousands)	$27,838	$83,566	$92,264	$82,873	$68,824
Portfolio turnover	62%	65%	87%	93%	96%

Notes to Financial Highlights

(a)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(b)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
15

COLUMBIA VARIABLE PORTFOLIO — SELIGMAN GLOBAL TECHNOLOGY FUND

NOTES TO FINANCIAL STATEMENTS

December 31, 2016

Note 1. Organization

Columbia Variable Portfolio — Seligman Global Technology Fund (the Fund), a series of Columbia Funds Variable Series Trust II (the Trust), is a non-diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund offers Class 1 and Class 2 shares to separate accounts funding variable annuity contracts and variable life insurance policies (collectively, Contracts) issued by affiliated and unaffiliated life insurance companies as well as qualified pension and retirement plans (Qualified Plans) and other qualified institutional investors (Qualified Investors) authorized by Columbia Management Investment Distributors, Inc. (the Distributor). You may not buy (nor will you own) shares of the Fund directly. You may invest by participating in a Qualified Plan or by buying a Contract and making allocations to the Fund. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust's organizational documents or by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own cost structure and other features.

Note 2. Summary of Significant Accounting Policies

Basis of Preparation

The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services — Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation

All equity securities are valued at the close of business of the New York Stock Exchange. Equity securities are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.

Foreign equity securities are valued based on the closing price on the foreign exchange in which such securities are primarily traded. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. In those situations, foreign securities will be fair valued pursuant to a policy adopted by the Board of Trustees, including, if available, utilizing a third party pricing service to determine these fair values. The third party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the New York Stock Exchange. The fair value of a security is likely to be different from the quoted or published price, if available.

Investments in open-end investment companies, including money market funds, are valued at their latest net asset value.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or

Annual Report 2016
16

COLUMBIA VARIABLE PORTFOLIO — SELIGMAN GLOBAL TECHNOLOGY FUND

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2016

class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security.

The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.

GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund's Portfolio of Investments.

Foreign Currency Transactions and Translations

The values of all assets and liabilities denominated in foreign currencies are generally translated into U.S. dollars at exchange rates determined at the close of regular trading on the New York Stock Exchange. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.

The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds, other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information on the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by the Fund's management. Management's estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.

Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, because the Fund meets the exception under Internal Revenue Code Section 4982(f), the Fund expects not to be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Annual Report 2016
17

COLUMBIA VARIABLE PORTFOLIO — SELIGMAN GLOBAL TECHNOLOGY FUND

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2016

Foreign Taxes

The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.

Distributions to Subaccounts

Distributions to the subaccounts of Contracts, Qualified Plans and Qualified Investors are recorded at the close of business on the record date and are payable on the first business day following the record date. Dividends from net investment income, if any, are declared and distributed annually. Capital gains distributions, when available, will be made annually. However, an additional capital gain distribution may be made during the fiscal year in order to comply with the Internal Revenue Code, as applicable to registered investment companies. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. All dividends and distributions are reinvested in additional shares of the applicable share class of the Fund at the net asset value as of the ex-dividend date of the distribution.

Guarantees and Indemnifications

Under the Trust's organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Investment Company Reporting Modernization

In October 2016, the U.S. Securities and Exchange Commission adopted new rules and forms, and amendments to certain current rules and forms, to modernize reporting and disclosure of information by registered investment companies. The amendments to Regulation S-X will require standardized, enhanced disclosure about derivatives in investment company financial statements, and will also change the rules governing the form and content of such financial statements. The amendments to Regulation S-X take effect on August 1, 2017. At this time, management is assessing the anticipated impact of these regulatory developments.

Note 3. Fees and Other Transactions with Affiliates

Management Services Fees

Effective May 1, 2016, the Fund entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to a percentage of the Fund's average daily net assets that declines from 1.03% to 0.92% as the Fund's net assets increase. Prior to May 1, 2016, the Fund paid the Investment Manager an annual fee for advisory services under an Investment Management Services Agreement and a separate annual fee for administrative and accounting services under an Administrative Services Agreement. The effective management services fee rate for the year ended December 31, 2016 (reflecting all advisory and administrative services fees paid to the Investment Manager) was 1.03% of the Fund's average daily net assets. For the period from January 1, 2016 through April 30, 2016, the investment advisory services fee paid to the Investment Manager was $338,025, and the administrative services fee paid to the Investment Manager was $28,465.

Other Expenses

Other expenses are for, among other things, miscellaneous expenses of the Fund or the Board of Trustees, including payments to Board Services Corp., a company providing limited administrative services to the Fund and the Board of Trustees. That company's expenses include boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. For the year ended December 31, 2016, other expenses paid by the Fund to this company were $335.

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COLUMBIA VARIABLE PORTFOLIO — SELIGMAN GLOBAL TECHNOLOGY FUND

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2016

Compensation of Board Members

Board of Trustee members, who are not officers or employees of the Investment Manager or Ameriprise Financial, are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Plan), these Board of Trustee members may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund's liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan. All amounts payable under the Plan constitute a general unsecured obligation of the Fund.

Compensation of Chief Compliance Officer

The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund is allocated a portion of the expenses associated with the Chief Compliance Officer based on relative net assets of the Trust.

Transfer Agency Fees

The Fund has a Transfer and Dividend Disbursing Agent Agreement with Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial. The annual fee rate under this agreement is 0.06% of the Fund's average daily net assets attributable to each share class.

Distribution Fees

The Fund has an agreement with the Distributor, an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution services. Under a Plan and Agreement of Distribution, the Fund pays a fee at an annual rate of up to 0.25% of the Fund's average daily net assets attributable to Class 2 shares. The Fund pays no distribution and service fees for Class 1 shares.

Expenses Waived/Reimbursed by the Investment Manager

The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund's net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund's custodian, do not exceed the following annual rates as a percentage of the class' average daily net assets:

Fee Rates Contractual through April 30, 2017
Class 1	0.98%
Class 2	1.23

Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend and interest expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.

Note 4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.

At December 31, 2016, these differences are primarily due to differing treatment for deferral/reversal of wash sale losses, Trustees' deferred compensation, foreign currency transactions and net operating loss reclassification. To the extent these differences are permanent, reclassifications are made among the components of the Fund's net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications.

Annual Report 2016
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COLUMBIA VARIABLE PORTFOLIO — SELIGMAN GLOBAL TECHNOLOGY FUND

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2016

In the Statement of Assets and Liabilities the following reclassifications were made:

Excess of distributions over net investment income	$265,064
Accumulated net realized gain	(265,064)

Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years indicated was as follows:

Year Ended December 31,	2016	2015
Ordinary income	$2,091,427	$7,123,399
Long-term capital gains	15,956,075	11,576,365
Total	$18,047,502	$18,699,764

Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.

At December 31, 2016, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$2,632,083
Undistributed long-term capital gains	17,902,127
Net unrealized appreciation	5,849,117

At December 31, 2016, the cost of investments for federal income tax purposes was $53,976,702 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$7,322,846
Unrealized depreciation	(1,473,729)
Net unrealized appreciation	$5,849,117

Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management's conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 5. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $44,774,192 and $108,242,167, respectively, for the year ended

December 31, 2016. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.

Note 6. Affiliated Money Market Fund

The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends — affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. Effective October 1, 2016, the Affiliated MMF prices its shares with a floating net asset value (NAV) and no longer seeks to maintain a stable NAV. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.

Note 7. Line of Credit

The Fund has access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., HSBC Bank USA, N.A. and JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility agreement, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, that permits collective borrowings up to $1 billion. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations.

The Fund had no borrowings during the year ended December 31, 2016.

Note 8. Significant Risks

Foreign Securities and Emerging Market Countries Risk

Investing in foreign securities may include certain risks and considerations not typically associated with investing

Annual Report 2016
20

COLUMBIA VARIABLE PORTFOLIO — SELIGMAN GLOBAL TECHNOLOGY FUND

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2016

in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities. Investing in emerging markets may accentuate these risks. These countries are also more likely to experience high levels of inflation, deflation or currency devaluation which could hurt their economies and securities markets. To the extent that the Fund concentrates its investment exposure to any one or a few specific countries, the Fund will be particularly susceptible to the various conditions, events or other factors impacting those countries and may, therefore, have a greater risk than that of a fund which is more geographically diversified.

Non-Diversification Risk

A non-diversified fund is permitted to invest a greater percentage of its total assets in fewer issuers than a diversified fund. The Fund may, therefore, have a greater risk of loss from a few issuers than a similar fund that invests more broadly.

Shareholder Concentration Risk

At December 31, 2016, two unaffiliated shareholders of record owned 82.3% of the outstanding shares of the Fund in one or more accounts. The Fund has no knowledge about whether any portion of those shares was owned beneficially. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid or more liquid positions, resulting in Fund losses and the Fund holding a higher percentage of less liquid or illiquid securities. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.

Technology and Technology-Related Investment Risk

The Fund may be more susceptible to the particular risks that may affect companies in the information technology sector, as well as other technology-related sectors (collectively, the technology sectors) than if it were invested in a wider variety of companies in unrelated sectors. Companies in the technology sectors are subject to certain risks, including the risk that new services, equipment or technologies will not be accepted by consumers and businesses or will become rapidly obsolete. Performance of such companies may be affected by factors including obtaining and protecting patents (or the failure to do so) and significant competitive pressures, including aggressive pricing of their products or services, new market entrants, competition for market share and short product cycles due to an accelerated rate of technological developments. Such competitive pressures may lead to limited earnings and/or falling profit margins. As a result, the value of their securities may fall or fail to rise. In addition, many technology sector companies have limited operating histories and prices of these companies' securities historically have been more volatile than other securities, especially over the short term.

Note 9. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Note 10. Information Regarding Pending and Settled Legal Proceedings

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are

Annual Report 2016
21

COLUMBIA VARIABLE PORTFOLIO — SELIGMAN GLOBAL TECHNOLOGY FUND

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2016

subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

Annual Report 2016
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COLUMBIA VARIABLE PORTFOLIO — SELIGMAN GLOBAL TECHNOLOGY FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of Columbia Funds Variable Series Trust II and the Shareholders of
Columbia Variable Portfolio — Seligman Global Technology Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Variable Portfolio — Seligman Global Technology Fund (the "Fund," a series of Columbia Funds Variable Series Trust II) as of December 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of December 31, 2016 by correspondence with the custodian, brokers and transfer agent, and the application of alternative auditing procedures where such confirmations had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Minneapolis, MN
February 17, 2017

Annual Report 2016
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COLUMBIA VARIABLE PORTFOLIO — SELIGMAN GLOBAL TECHNOLOGY FUND

FEDERAL INCOME TAX INFORMATION

(Unaudited)

The Fund hereby designates the following tax attributes for the fiscal year ended December 31, 2016.

Tax Designations

Dividends Received Deduction	39.03%
Capital Gain Dividend	$18,803,824

Dividends Received Deduction. The percentage of ordinary income distributed during the fiscal year that qualifies for the corporate dividends received deduction.

Capital Gain Dividend. The Fund designates as a capital gain dividend the amount reflected above, or if subsequently determined to be different, the net capital gain of such fiscal period.

Annual Report 2016
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COLUMBIA VARIABLE PORTFOLIO — SELIGMAN GLOBAL TECHNOLOGY FUND

TRUSTEES AND OFFICERS

Shareholders elect the Board that oversees the Fund's operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund's Trustees, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, Trustees not affiliated with the Investment Manager generally may serve through the end of the calendar year in which they reach either the mandatory retirement age established by the Board or the fifteenth anniversary of the first Board meeting they attended as a member of the Board.

Independent Trustees

Name, Address, Year of Birth	Position Held With the Trust and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
George S. Batejan 901 S. Marquette Ave. Minneapolis, MN 55402 1953	Trustee since 1/17	Executive Vice President, Global Head of Technology and Operations, Janus Capital Group, Inc., 2010-2016	124

Trustee to other Columbia Funds since 2017; Advisory Board Member, University of Colorado Business School (Executive Committee, Nominating Committee and Governance Committee) since November 2015; former Chairman of the Board, NICSA (National Investment Company Services Association), 2014-2016; former Director, Intech Investment Management, 2011-2016; former Board Member, Metro Denver Chamber of Commerce, 2015-2016

Kathleen Blatz 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Trustee since 1/06 for RiverSource Funds and since 6/11 for Nations Funds	Attorney, specializing in arbitration and mediation; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees	126	Trustee to other Columbia Funds since 2006; Trustee, BlueCross BlueShield of Minnesota (Chair of the Business Development Committee) since 2009; Chair of the Robina Foundation since August 2013

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COLUMBIA VARIABLE PORTFOLIO — SELIGMAN GLOBAL TECHNOLOGY FUND

TRUSTEES AND OFFICERS (continued)

Independent Trustees (continued)

Name, Address, Year of Birth	Position Held With the Trust and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
Edward J. Boudreau, Jr. 901 S. Marquette Ave. Minneapolis, MN 55402 1944	Trustee since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, E.J. Boudreau & Associates (consulting) since 2000; FINRA Industry Arbitrator, 2002-present; Chairman and Chief Executive Officer, John Hancock Investments (asset management), Chairman and Interested Trustee for open-end and closed-end funds offered by John Hancock, 1989-2000; John Hancock Mutual Life Insurance Company, including Senior Vice President and Treasurer and Senior Vice President Information Technology, 1968-1988	124	Trustee to other Columbia Funds since 2005; former Trustee, Boston Museum of Science (Chair of Finance Committee), 1985-2013; former Trustee, BofA Funds Series Trust (11 funds), 2005-2011
Pamela G. Carlton 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Trustee since 7/07 for RiverSource Funds and since 6/11 for Nations Funds	President, Springboard-Partners in Cross Cultural Leadership (consulting company) since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, Morgan Stanley, 1982-1991	126	Trustee to other Columbia Funds since 2007; Trustee, New York Presbyterian Hospital Board (Executive Committee and Chair of Human Resources Committee) since 1996
William P. Carmichael 901 S. Marquette Ave. Minneapolis, MN 55402 1943	Trustee since 6/11 for RiverSource Funds and since 2003 for Nations Funds; Chair of the Board from 1/14-11/15	Retired; Co-founder, The Succession Fund (provides exit strategies to owners of privately held companies), 1998-2007; Adjunct Professor of Finance, Kelley School of Business, Indiana University, 1993-2007; Senior Vice President, Sara Lee Corporation, 1991-1993; Senior Vice President and Chief Financial Officer, Beatrice Foods Company, 1984-1990; Vice President, Esmark, Inc., 1973-1984; Associate, Price Waterhouse, 1968-1972	126

Trustee to other Columbia Funds since 2003; Director, The Finish Line (athletic shoes and apparel) since July 2003; Director, hhgregg since May, 2015; former Director, Cobra Electronics Corporation (electronic equipment manufacturer), 1994-August 2014; former Director, Spectrum Brands, Inc. (consumer products), 2002-2009; former Director, Simmons Company (bedding), 2004-2010; former Trustee, BofA Funds Series Trust (11 funds) 2003-2011; former Director, McMoRan Exploration Company (oil and gas exploration and development) 2010-2013; former Director, International Textile Corp., 2012-2016

Annual Report 2016
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COLUMBIA VARIABLE PORTFOLIO — SELIGMAN GLOBAL TECHNOLOGY FUND

TRUSTEES AND OFFICERS (continued)

Independent Trustees (continued)

Name, Address, Year of Birth	Position Held With the Trust and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
Patricia M. Flynn 901 S. Marquette Ave. Minneapolis, MN 55402 1950	Trustee since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Trustee Professor of Economics and Management, Bentley University since 1976 (also teaches and conducts research on corporate governance); Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	126	Trustee to other Columbia Funds since 2004; Trustee, MA Taxpayers Foundation since 1997; Board of Governors, Innovation Institute, MA Technology Collaborative since 2010
William A. Hawkins 901 S. Marquette Ave. Minneapolis, MN 55402 1942	Chair of the Board since 11/15; Trustee since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, Overton Partners (financial consulting), since August 2010; President and Chief Executive Officer, California General Bank, N.A., January 2008-August 2010; Operation Hope, COO, 2004-2007; IndyMac Bancorp, President, CBG, 1999-2003; American General Bank, President, 1997-1999; Griffin Financial Services, CEO, 1981-1997; The Griffin Funds, CEO, 1992-1998	126	Trustee to other Columbia Funds since 2005; former Trustee, BofA Funds Series Trust (11 funds), 2005-2015
Catherine James Paglia 901 S. Marquette Ave. Minneapolis, MN 55402 1952	Trustee since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Director, Enterprise Asset Management, Inc. (private real estate and asset management company) since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Managing Director, Morgan Stanley, 1982-1989; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	126

Trustee to other Columbia Funds since 2004; Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012; Trustee, Carleton College (on the Investment Committee); Trustee, Carnegie Endowment for International Peace (on the Investment Committee)

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COLUMBIA VARIABLE PORTFOLIO — SELIGMAN GLOBAL TECHNOLOGY FUND

TRUSTEES AND OFFICERS (continued)

Independent Trustees (continued)

Name, Address, Year of Birth	Position Held With the Trust and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
Minor M. Shaw 901 S. Marquette Ave. Minneapolis, MN 55402 1947	Trustee since 6/11 for RiverSource Funds and since 2003 for Nations Funds	President, Micco LLC (private investments) since 2011; President, Micco Corp. (family investment business), 1998-2011	126

Trustee to other Columbia Funds since 2003; Director, BlueCross BlueShield of South Carolina since April 2008; Advisory Board member, Duke Energy Corp. since October 2016; Chair of the Duke Endowment; Director, National Association of Corporate Directors, Carolinas Chapter, since 2013; Chair of Greenville — Spartanburg Airport Commission; former Trustee, BofA Funds Series Trust (11 funds), 2003-2011; former Director, Piedmont Natural Gas, 2004-2016

John G. Taft 901 S. Marquette Ave. Minneapolis, MN 55402 1955	Trustee since 1/17	Chief Executive Officer, RBC Wealth Management (a division of RBC Capital Markets LLC), 2005-2016	124	Trustee to other Columbia Funds since 2017; Trustee, Andy Warhol Foundation for Visual Arts (Finance Committee) since 2014; former Director, RBC Global Asset Management — U.S., 2001-2016
Alison Taunton-Rigby 901 S. Marquette Ave. Minneapolis, MN 55402 1944	Trustee since 11/02 for RiverSource Funds and since 6/11 for Nations Funds	President, Chief Executive Officer and Director, RiboNovix, Inc., 2003-2010; CMT Inc., 2001-2003; Aquila Biopharmaceuticals Inc., 1996-2000; Cambridge Biotech Corporation, 1995-1996; Mitotix Inc., 1993-1994	126

Trustee to other Columbia Funds since 2002; Director, Boston Children's Hospital since 2002; Director, ICI Mutual Insurance Company, since 2011; Director, Blumont/IRD since 2016; Director, Mount Ida College since 2016; former Director, Abt Associates (government contractor), 2001-2016; former Director, Healthways, Inc. (health and well-being solutions), 2005-2016

Annual Report 2016
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COLUMBIA VARIABLE PORTFOLIO — SELIGMAN GLOBAL TECHNOLOGY FUND

TRUSTEES AND OFFICERS (continued)

Interested Trustee Not Affiliated with Investment Manager*

Name, Address, Year of Birth	Position Held with the Trusts and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
Anthony M. Santomero 901 S. Marquette Ave. Minneapolis, MN 55402 1946	Trustee since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008; President, Federal Reserve Bank of Philadelphia, 2000-2006; Professor of Finance, The Wharton School, University of Pennsylvania, 1972-2002	124

Trustee to other Columbia Funds since 2008; Trustee, Penn Mutual Life Insurance Company since March 2008; Director, Renaissance Reinsurance Ltd. since May 2008; Director, Citigroup Inc. since 2009; Director, Citibank, N.A. since 2009; former Trustee, BofA Funds Series Trust (11 funds), 2008-2011

* Dr. Santomero is not an affiliated person of the Investment Manager or Ameriprise Financial. However, he is currently deemed by the Funds to be an "interested person" (as defined in the 1940 Act) of the Funds because he serves as a Director of Citigroup Inc. and Citibank, N.A., companies that may directly or through subsidiaries and affiliates engage from time-to-time in brokerage execution, principal transactions and lending relationships with the Funds or accounts advised/managed by the Investment Manager.

Interested Trustee Affiliated with Investment Manager*

Name, Address, Year of Birth	Position Held With the Trusts and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
William F. Truscott c/o Columbia Management Investment Advisers, LLC, 225 Franklin St. Boston, MA 02110 1960	Trustee since 11/01 for RiverSource Funds and since 6/11 for Nations Funds; Senior Vice President since 2002 for RiverSource Funds and since 5/10 for Nations Funds

Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010-September 2012); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006-August 2012.

185

Trustee to other Columbia Funds since 2001; Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010; Director, Columbia Management Investment Distributors, Inc. since May 2010; Former Director, Ameriprise Certificate Company, 2006-January 2013

* Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.

The Statement of Additional Information has additional information about the Fund's Board members and is available, without charge, upon request by calling 800.345.6611 or contacting your financial intermediary.

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COLUMBIA VARIABLE PORTFOLIO — SELIGMAN GLOBAL TECHNOLOGY FUND

TRUSTEES AND OFFICERS (continued)

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Truscott, who is Senior Vice President, the Fund's other officers are:

Fund Officers

Name, Address and Year of Birth	Position and Year First Appointed to Position for any Fund in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) During Past Five Years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)

Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously, Vice President and Chief Counsel January 2010-December 2014); officer of Columbia Funds and affiliated funds since 2007.

Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Treasurer (2011), Chief Financial Officer (2009) and Chief Accounting Officer (2015)	Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; senior officer of Columbia Funds and affiliated funds since 2002.
Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Senior Vice President (2011), Chief Legal Officer (2015) and Assistant Secretary (2008)

Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since January 2017 (previously Vice President and Lead Chief Counsel, November 2008-January 2017 and January 2013-January 2017, respectively, and Chief Counsel, January 2010-January 2013); Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since May 2010.

Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010.
Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)

Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Executive Vice President and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since July 2013 (previously Director and Global Chief Investment Officer, 2010-2013).

Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010.
Amy Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Vice President (2006)	Managing Director and Global Head of Operations, Columbia Management Investment Advisers, LLC since April 2016 (previously Managing Director and Chief Operating Officer, 2010-2016).
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Vice President and Secretary (2015)	Vice President and Group Counsel, Ameriprise Financial, Inc. since August 2011; officer of Columbia Funds and affiliated funds since 2005.

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COLUMBIA VARIABLE PORTFOLIO — SELIGMAN GLOBAL TECHNOLOGY FUND

IMPORTANT INFORMATION ABOUT THIS REPORT

The policy of the Board is to vote the proxies of the companies in which each fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how each fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting investor.columbiathreadneedleus.com, or searching the website of the SEC at sec.gov.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund's Form N-Q is available on the SEC's website at sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. Each fund's complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.

Annual Report 2016
33

Columbia Variable Portfolio — Seligman Global Technology Fund

P.O. Box 8081

Boston, MA 02266-8081

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For fund and other investment product prospectuses, which contain this and other important information, contact your financial advisor or insurance representative. Please read the prospectus carefully before you invest. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies.

All rights reserved. Columbia Management Investment Distributors, Inc., 225 Franklin Street, Boston, MA 02110-2804

© 2017 Columbia Management Investment Advisers, LLC.

SL-9916 AN (2/17)

ANNUAL REPORT

December 31, 2016

COLUMBIA VARIABLE PORTFOLIO — EMERGING MARKETS BOND FUND

Please remember that you may not buy (nor will you own) shares of the Fund directly. The Fund is available through variable annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies as well as qualified pension and retirement plans. Please contact your financial advisor or insurance representative for more information.

COLUMBIA VARIABLE PORTFOLIO — EMERGING MARKETS BOND FUND

Performance Overview	2
Manager Discussion of Fund Performance	4
Understanding Your Fund's Expenses	7
Portfolio of Investments	8
Statement of Assets and Liabilities	15
Statement of Operations	17
Statement of Changes in Net Assets	18
Financial Highlights	20
Notes to Financial Statements	22
Report of Independent Registered Public Accounting Firm	33
Federal Income Tax Information	34
Trustees and Officers	35
Important Information About This Report	41

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.

Annual Report 2016

COLUMBIA VARIABLE PORTFOLIO — EMERGING MARKETS BOND FUND

PERFORMANCE OVERVIEW

Performance Summary

■  Columbia Variable Portfolio — Emerging Markets Bond Fund (the Fund) Class 2 shares returned 11.07% for the 12-month period that ended December 31, 2016.

■  The Fund outperformed its benchmark, the JPMorgan Emerging Markets Bond Index (EMBI) — Global, which returned 10.19% for the same time period.

■  Local rates exposure and country positioning were the primary positive contributors to the Fund's relative results, more than offsetting U.S. duration positioning, which detracted.

Average Annual Total Returns (%) (for period ended December 31, 2016)

	Inception	1 Year	Life
Class 1	04/30/12	11.34	3.18
Class 2	04/30/12	11.07	2.92
JPMorgan EMBI — Global		10.19	4.38

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your financial advisor or insurance representative.

Performance results reflect the effect of any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.

The JPMorgan EMBI — Global is based on U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities, such as Brady bonds, Eurobonds and loans, and reflects reinvestment of all distributions and changes in market prices.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.

Annual Report 2016
2

COLUMBIA VARIABLE PORTFOLIO — EMERGING MARKETS BOND FUND

PERFORMANCE OVERVIEW (continued)

Performance of a Hypothetical $10,000 Investment (April 30, 2012 – December 31, 2016)

The chart above shows the change in value of a hypothetical $10,000 investment in Class 2 shares of Columbia Variable Portfolio — Emerging Markets Bond Fund during the stated time period, and does not reflect the deduction of taxes, if any, that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The returns also do not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan, if any.

Annual Report 2016
3

COLUMBIA VARIABLE PORTFOLIO — EMERGING MARKETS BOND FUND

MANAGER DISCUSSION OF FUND PERFORMANCE

Portfolio Management

Jim Carlen, CFA

Henry Stipp, Ph.D.

Quality Breakdown (%) (at December 31, 2016)
A rating	2.6
BBB rating	27.6
BB rating	35.7
B rating	29.5
CCC rating	1.1
CC rating	3.5
Total	100.0

Percentages indicated are based upon total fixed income investments (excluding Money Market Funds).

Bond ratings apply to the underlying holdings of the Fund and not the Fund itself and are divided into categories ranging from highest to lowest credit quality, determined by using the middle rating of Moody's, S&P and Fitch, after dropping the highest and lowest available ratings. When ratings are available from only two rating agencies, the lower rating is used. When a rating is available from only one rating agency, that rating is used. When a bond is not rated by any rating agency, it is designated as "Not rated." Credit quality ratings assigned by a rating agency are subjective opinions, not statements of fact, and are subject to change, including daily. The ratings assigned by credit rating agencies are but one of the considerations that the Investment Manager and/or Fund's subadviser incorporates into its credit analysis process, along with such other country-specific factors as the direction and stance of fiscal policy, balance of payment trends and commodity prices, the level and structure of public debt as well as political stability and commitment to strong macroeconomic policies.

At December 31, 2016, approximately 70.3% of the Fund's shares were owned in the aggregate by affiliated funds-of-funds managed by Columbia Management Investment Advisers, LLC (the Investment Manager). As a result of asset allocation decisions by the Investment Manager, it is possible that the Fund may experience relatively large purchases or redemptions from affiliated funds-of-funds. The Investment Manager seeks to minimize the impact of these transactions by structuring them over a reasonable period of time. The Fund may experience increased expenses as it buys and sells securities as a result of purchases or redemptions by affiliated funds-of-funds.

For the 12-month period that ended December 31, 2016, the Fund's Class 2 shares returned 11.07%. The Fund outperformed its benchmark, the JPMorgan EMBI — Global, which returned 10.19% for the same period. Local rates exposure and country positioning were the primary positive contributors to the Fund's relative results, more than offsetting U.S. duration positioning, which detracted.

Better Fundamentals Supported Improved Risk Environment

After a weak start to the annual period, emerging market debt overall put together seven months of solid performance before concerns about the U.S. elections contributed to a weak fourth calendar quarter. Sentiment in the sector improved markedly through much of the annual period, buoyed by better fundamentals, shifts in key country stories and supportive external factors. While many observers remained concerned about soft developed market economic growth and questioned the medium-term sustainability of Chinese economic growth, continued easy monetary policy and stronger commodity prices supported the sector's performance.

Both the Federal Reserve (the Fed) and the European Central Bank kept interest rates low and monetary policy accommodative during the annual period. This, along with negative interest rates from the Bank of Japan, pushed investors to hunt for yield. In turn, this search for yield was supportive for inflows to the emerging market debt sector through much of the annual period. In addition to the low developed markets rate environment, receding concerns about China and more commodity price stability, the fundamental emerging market narrative started to improve meaningfully during the annual period. Current account balances in much of Latin America, as well as in Russia, closed in reaction to weaker currencies. Fiscal adjustment was underway in most of the key emerging market countries, with conservative oil price assumptions seemingly the new norm. More generally, policy shifted toward a more traditional path in many key emerging market debt issuers, including Brazil, Argentina, Russia and Indonesia. Finally, the emerging market economic growth differential relative to that of developed market countries appeared to be widening, driven by recoveries in the larger emerging market countries and persistently slow economic growth in developed market nations. Even among countries already well known for solid policymaking, such as Mexico, Peru, Colombia and Indonesia, deeper structural reform efforts were undertaken to accelerate and broaden economic growth.

Annual Report 2016
4

COLUMBIA VARIABLE PORTFOLIO — EMERGING MARKETS BOND FUND

MANAGER DISCUSSION OF FUND PERFORMANCE (continued)

In the fourth quarter of 2016, following the surprise election of Mr. Trump, the potential trade and tax policy of his administration became a key storm cloud on the horizon. Mexico, Central America and the Caribbean appeared most exposed to a shift toward a more protectionist U.S. policy, but the entire sector was exposed to some degree. Thus, many considered November 8, 2016 to be an important potential inflection point for the sector.

Local Duration and Country Positioning Supported Fund Performance

As emerging market local yields rallied more than U.S. rates did during the annual period, the Fund's local rates positioning contributed positively to its relative returns. Country positioning overall also aided the Fund's performance relative to the benchmark during the annual period. In particular, overweight positions in the U.S. dollar-denominated sovereign bonds of the Dominican Republic, Argentina, Brazil, Ecuador, Ghana, Russia and Indonesia contributed positively to the Fund's results. Security selection also added value. Positions in corporate bonds in Ghana, Guatemala and Mexico proved especially strong performers for the Fund during the annual period.

U.S. Duration Positioning Hampered Returns

The Fund's U.S. duration positioning detracted from its results. The Fund had a shorter U.S. duration than the benchmark. Having underweighted exposures to the U.S. dollar-denominated sovereign bonds of Venezuela, Peru, China and South Africa detracted as well.

Relative Valuation and Fundamental Analysis Drove Fund Changes

During the annual period, we reduced the Fund's exposure to local currency bonds to reflect our view that fewer currencies had strong enough fundamentals to outperform the U.S. dollar. Also, more local emerging market exposure was hedged and cross-hedged against the risk of a continued secular rise in the U.S. currency.

At the end of the annual period, the Fund remained invested primarily in the U.S. dollar, allocating to local currency bonds selectively and opportunistically. On December 31, 2016, the Fund had approximately 6.8% of its total net assets invested in local currency bonds, about 70% in Latin America and the rest in emerging Asia markets. Of this 6.8% of the Fund's total net assets, approximately 40% was hedged such that the Fund had about 4% exposure to a strengthening U.S. dollar. In our view, emerging market local markets where the Fund has exposure represent countries with a mix of strong fundamentals, compelling real rates and/or attractive currency valuations that have solid return potential despite the prospect of further appreciation of the U.S. dollar in 2017. We favored emerging market agency securities over sovereign bonds given our view that the higher yields of agency securities at the end of the annual period were attractive and the credit risk was comparable.

Country Breakdown (%) (at December 31, 2016)
Angola	0.4
Argentina	6.1
Brazil	7.3
Chile	1.0
Colombia	3.1
Costa Rica	1.5
Croatia	1.5
Dominican Republic	6.3
Ecuador	1.8
Egypt	0.3
El Salvador	0.9
Gabon	0.5
Georgia	0.6
Ghana	2.3
Guatemala	2.0
Honduras	0.2
Hungary	1.5
Indonesia	8.8
Ivory Coast	1.6
Jamaica	1.3
Kazakhstan	1.6
Kuwait	0.9
Mexico	14.1
Morocco	0.3
Netherlands	0.4
Pakistan	1.4
Panama	0.5
Paraguay	0.3
Peru	2.1
Republic of Namibia	0.7
Russian Federation	6.9
Senegal	0.7
Serbia	0.8
Suriname	0.2
Trinidad and Tobago	1.8
Tunisia	0.4
Turkey	3.9
Ukraine	0.9
United States(a)	8.9
Uruguay	0.4
Venezuela	3.4
Zambia	0.4
Total	100.0

Country Breakdown is based primarily on issuer's place of organization/incorporation. Percentages indicated are based upon total investments. The Fund's portfolio composition is subject to change.

(a) Includes investments in Money Market Funds.

Annual Report 2016
5

COLUMBIA VARIABLE PORTFOLIO — EMERGING MARKETS BOND FUND

MANAGER DISCUSSION OF FUND PERFORMANCE (continued)

Regionally, the Fund was overweight Latin America, modestly overweight Africa and underweight emerging Europe and emerging Asia relative to the benchmark at the end of the annual period. The Fund maintained a spread duration modestly shorter than that of the benchmark but was neutral overall interest rate duration. (Spread duration is a bond's or bond portfolio's price sensitivity to spread changes, wherein spread is the yield differential to government bonds. Interest rate duration is a bond's or bond portfolio's price sensitivity to interest rates.)

Annual Report 2016
6

COLUMBIA VARIABLE PORTFOLIO — EMERGING MARKETS BOND FUND

UNDERSTANDING YOUR FUND'S EXPENSES

(Unaudited)

As an investor, you incur ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

The information below does not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy (collectively, Contracts) or qualified pension and retirement plan (Qualified Plan), if any. The total fees and expenses you bear may therefore be higher than those shown below.

Analyzing Your Fund's Expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the Fund's actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the "Actual" column. The amount listed in the "Hypothetical" column assumes a 5% annual rate of return before expenses (which is not the Fund's actual return) and then applies the Fund's actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See "Compare With Other Funds" below for details on how to use the hypothetical data.

Compare With Other Funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as redemption or exchange fees, or expenses that apply to the subaccount or the Contract. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If the fees and expenses imposed under your Contract or Qualified Plan, if any, were included, your costs would be higher.

July 1, 2016 – December 31, 2016

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)		Expenses Paid During the Period ($)		Fund's Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class 1	1,000.00	1,000.00	1,004.90	1,021.20	3.81	3.84	0.76
Class 2	1,000.00	1,000.00	1,003.00	1,019.95	5.06	5.10	1.01

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund's most recent fiscal half year and divided by 366.

Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.

Annual Report 2016
7

COLUMBIA VARIABLE PORTFOLIO — EMERGING MARKETS BOND FUND

PORTFOLIO OF INVESTMENTS

December 31, 2016

(Percentages represent value of investments compared to net assets)

Corporate Bonds & Notes(a) 16.6%

Issuer	Coupon Rate	Principal Amount ($)		Value ($)
BRAZIL 1.1%
Marfrig Holdings Europe BV(b) 06/08/23	8.000%		600,000	621,060
Minerva Luxembourg SA(b) 09/20/26	6.500%		1,000,000	974,549
Total				1,595,609
CHILE 1.0%
Cencosud SA(b) 02/12/45	6.625%		1,396,000	1,343,051
COLOMBIA 1.3%
Banco de Bogota SA Subordinated(b) 05/12/26	6.250%		1,800,000	1,835,357
GHANA 0.8%
Kosmos Energy Ltd.(b) 08/01/21	7.875%		487,000	484,565
08/01/21	7.875%		575,000	572,125
Total				1,056,690
GUATEMALA 1.3%
Agromercantil Senior Trust(b) 04/10/19	6.250%		246,000	252,283
Comcel Trust(b) 02/06/24	6.875%		1,106,000	1,114,295
Industrial Senior Trust(b) 11/01/22	5.500%		543,000	520,922
Total				1,887,500
KUWAIT 0.9%
Equate Petrochemical BV(b) 11/03/26	4.250%		1,300,000	1,247,230
MEXICO 5.7%
America Movil SAB de CV 12/05/22	6.450%	MXN	10,860,000	475,847
BBVA Bancomer SA Subordinated(b)(c) 11/12/29	5.350%		1,180,000	1,100,105
Banco Mercantil del Norte SA Subordinated(b)(c) 10/04/31	5.750%		1,200,000	1,114,500
Cemex SAB de CV(b) 04/16/26	7.750%		1,450,000	1,604,062
Concesionaria Mexiquense SA de CV (linked to Mexican Unidad de Inversion Index)(b) 12/15/35	5.950%		MXN9,654,662	459,408

Corporate Bonds & Notes(a) (continued)

Issuer	Coupon Rate	Principal Amount ($)		Value ($)
Elementia SAB de CV(b) 01/15/25	5.500%		380,000	369,550
Grupo Posadas SAB de CV(b) 06/30/22	7.875%		1,376,000	1,362,240
Grupo Televisa SAB 05/14/43	7.250%	MXN	7,940,000	284,416
Mexichem SAB de CV(b) 09/17/44	5.875%		326,000	290,547
Mexico City Airport Trust(b) 10/31/26	4.250%		900,000	882,000
Total				7,942,675
NETHERLANDS 0.4%
Lukoil International Finance BV(b) 11/02/26	4.750%		600,000	603,170
PANAMA 0.5%
Panama Canal Railway Co.(b) 11/01/26	7.000%		688,402	681,518
PERU 1.5%
Cementos Pacasmayo SAA(b) 02/08/23	4.500%		150,000	150,000
Union Andina de Cementos SAA(b) 10/30/21	5.875%		184,000	190,440
Volcan Cia Minera SAA(b) 02/02/22	5.375%		1,800,000	1,780,200
Total				2,120,640
RUSSIAN FEDERATION 1.2%
Global Ports Finance PLC(b) 09/22/23	6.500%		1,643,000	1,636,839
UKRAINE 0.9%
MHP SA(b) 04/02/20	8.250%		250,000	240,000
04/02/20	8.250%		1,011,000	970,560
Total				1,210,560
Total Corporate Bonds & Notes (Cost: $24,355,386)				23,160,839

Foreign Government Obligations(a)(d) 73.0%

ANGOLA 0.3%
Angolan Government International Bond(b) 11/12/25	9.500%	500,000	483,750

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
8

COLUMBIA VARIABLE PORTFOLIO — EMERGING MARKETS BOND FUND

PORTFOLIO OF INVESTMENTS (continued)

December 31, 2016

Foreign Government Obligations(a)(d) (continued)

Issuer	Coupon Rate	Principal Amount ($)		Value ($)
ARGENTINA 6.0%
Argentina Republic Government International Bond(b) 04/22/21	6.875%		1,030,000	1,096,950
04/22/26	7.500%		520,000	544,700
07/06/28	6.625%		700,000	688,609
07/06/36	7.125%		500,000	477,452
Argentina Republic Government International Bond(c) 12/31/33	8.280%		1,219,774	1,265,515
City of Buenos Aires Argentina(b) 06/01/27	7.500%		285,000	291,412
Provincia de Buenos Aires(b) 06/09/21	9.950%		450,000	507,375
03/16/24	9.125%		700,000	761,600
06/15/27	7.875%		1,135,000	1,119,337
Provincia de Cordoba(b) 06/10/21	7.125%		600,000	614,250
YPF SA(b) 03/23/21	8.500%		500,000	536,250
07/28/25	8.500%		400,000	409,500
Total				8,312,950
BRAZIL 6.1%
Brazil Minas SPE via State of Minas Gerais(b) 02/15/28	5.333%		1,000,000	932,500
Brazilian Government International Bond 01/07/25	4.250%		400,000	374,000
01/07/41	5.625%		3,150,000	2,795,625
Petrobras Global Finance BV 01/27/21	5.375%		1,175,000	1,139,750
05/23/21	8.375%		2,400,000	2,589,000
05/23/26	8.750%		600,000	647,250
Total				8,478,125
COLOMBIA 1.8%
Colombia Government International Bond 06/28/27	9.850%	COP	1,484,000,000	581,439
01/18/41	6.125%		308,000	333,444
Ecopetrol SA 01/16/25	4.125%		326,000	305,299
09/18/43	7.375%		920,000	933,800
Emgesa SA ESP(b) 01/25/21	8.750%	COP	998,000,000	326,870
Total				2,480,852
COSTA RICA 1.5%
Costa Rica Government International Bond(b) 03/12/45	7.158%		2,274,000	2,107,088

Foreign Government Obligations(a)(d) (continued)

Issuer	Coupon Rate	Principal Amount ($)		Value ($)
CROATIA 1.5%
Croatia Government International Bond(b) 01/26/24	6.000%		1,361,000	1,474,984
Hrvatska Elektroprivreda(b) 10/23/22	5.875%		600,000	631,350
Total				2,106,334
DOMINICAN REPUBLIC 6.2%
Banco de Reservas de la Republica Dominicana Subordinated(b) 02/01/23	7.000%		1,287,000	1,287,245
Dominican Republic International Bond(b) 01/29/26	6.875%		1,600,000	1,663,152
04/20/27	8.625%		2,410,000	2,707,996
04/30/44	7.450%		1,086,000	1,088,715
01/27/45	6.850%		271,000	256,019
Dominican Republic International Bond(b)(e) 07/05/19	14.500%	DOP	37,990,000	901,891
01/08/21	14.000%	DOP	29,158,000	694,903
Total				8,599,921
ECUADOR 1.8%
Ecuador Government International Bond(b) 03/24/20	10.500%		1,021,000	1,095,022
03/28/22	10.750%		1,300,000	1,412,116
Total				2,507,138
EGYPT 0.3%
Egypt Government International Bond(b) 06/11/25	5.875%		400,000	362,500
EL SALVADOR 0.9%
El Salvador Government International Bond(b) 01/18/27	6.375%		598,000	550,160
04/10/32	8.250%		412,000	416,120
06/15/35	7.650%		270,000	250,425
Total				1,216,705
GABON 0.5%
Gabon Government International Bond(b) 12/12/24	6.375%		783,882	728,164
GEORGIA 0.6%
Georgian Railway JSC(b) 07/11/22	7.750%		789,000	838,313

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
9

COLUMBIA VARIABLE PORTFOLIO — EMERGING MARKETS BOND FUND

PORTFOLIO OF INVESTMENTS (continued)

December 31, 2016

Foreign Government Obligations(a)(d) (continued)

Issuer	Coupon Rate	Principal Amount ($)		Value ($)
GHANA 1.5%
Ghana Government International Bond(b) 09/15/22	9.250%		550,000	587,812
08/07/23	7.875%		515,000	506,204
01/18/26	8.125%		261,000	256,819
10/14/30	10.750%		600,000	709,122
Total				2,059,957
GUATEMALA 0.6%
Guatemala Government Bond(b) 05/03/26	4.500%		650,000	624,000
02/13/28	4.875%		200,000	192,978
Total				816,978
HONDURAS 0.2%
Honduras Government International Bond(b) 03/15/24	7.500%		300,000	320,520
HUNGARY 1.5%
Hungary Government International Bond 11/22/23	5.750%		284,000	314,885
03/29/41	7.625%		868,000	1,212,813
Magyar Export-Import Bank Zrt.(b) 02/12/18	5.500%		508,000	527,050
Total				2,054,748
INDONESIA 8.6%
Indonesia Government International Bond(b) 01/08/26	4.750%		1,300,000	1,342,250
01/17/38	7.750%		500,000	641,638
01/17/38	7.750%		1,986,000	2,548,586
01/15/45	5.125%		300,000	299,327
Indonesia Treasury Bond 03/15/24	8.375%	IDR	19,000,000,000	1,442,012
05/15/28	6.125%	IDR	15,063,000,000	952,990
PT Pertamina Persero(b) 05/03/42	6.000%		1,335,000	1,282,963
PT Perusahaan Listrik Negara(b) 11/22/21	5.500%		3,311,000	3,554,723
Total				12,064,489
IVORY COAST 1.6%
Ivory Coast Government International Bond(b) 07/23/24	5.375%		946,000	910,459
07/23/24	5.375%		300,000	288,750
03/03/28	6.375%		772,000	752,128
Ivory Coast Government International Bond(b)(c) 12/31/32	5.750%		322,740	298,286
Total				2,249,623

Foreign Government Obligations(a)(d) (continued)

Issuer	Coupon Rate	Principal Amount ($)		Value ($)
JAMAICA 1.3%
Jamaica Government International Bond 04/28/28	6.750%		750,000	821,250
03/15/39	8.000%		300,000	331,611
07/28/45	7.875%		600,000	651,522
Total				1,804,383
KAZAKHSTAN 1.5%
KazMunayGas National Co. JSC(b) 07/02/18	9.125%		154,000	167,244
05/05/20	7.000%		1,062,000	1,166,076
Kazakhstan Government International Bond(b) 07/21/25	5.125%		450,000	480,375
07/21/45	6.500%		300,000	343,500
Total				2,157,195
MEXICO 8.1%
Banco Nacional de Comercio Exterior SNC(b) 10/14/25	4.375%		1,100,000	1,081,322
Banco Nacional de Comercio Exterior SNC(b)(c) Subordinated 08/11/26	3.800%		600,000	561,750
Comision Federal de Electricidad(b) 06/16/45	6.125%		700,000	670,250
Mexican Bonos 06/09/22	6.500%	MXN	21,570,000	1,009,216
06/03/27	7.500%	MXN	30,720,000	1,474,867
Mexico Government International Bond 01/23/46	4.600%		543,000	487,343
Petroleos Mexicanos 01/23/26	4.500%		299,000	272,389
11/12/26	7.470%	MXN	4,700,000	185,350
06/02/41	6.500%		3,844,000	3,600,098
Petroleos Mexicanos(b) 09/12/24	7.190%	MXN	600,000	24,604
08/04/26	6.875%		1,000,000	1,059,144
03/13/27	6.500%		900,000	928,350
Total				11,354,683
MOROCCO 0.3%
Morocco Government International Bond(b) 12/11/22	4.250%		418,000	427,405
PAKISTAN 1.4%
Pakistan Government International Bond(b) 04/15/24	8.250%		800,000	867,773
03/31/36	7.875%		500,000	479,070
Second Pakistan International Sukuk Co., Ltd. (The)(b) 12/03/19	6.750%		532,000	562,404
Total				1,909,247

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
10

COLUMBIA VARIABLE PORTFOLIO — EMERGING MARKETS BOND FUND

PORTFOLIO OF INVESTMENTS (continued)

December 31, 2016

Foreign Government Obligations(a)(d) (continued)

Issuer	Coupon Rate	Principal Amount ($)		Value ($)
PARAGUAY 0.3%
Paraguay Government International Bond(b) 08/11/44	6.100%		407,000	407,000
PERU 0.5%
Corporacion Financiera de Desarrollo SA(b) 07/15/19	3.250%		400,000	407,500
Peruvian Government International Bond(b) 08/12/28	6.350%	PEN	1,000,000	293,294
Total				700,794
REPUBLIC OF NAMIBIA 0.7%
Namibia International Bonds(b) 11/03/21	5.500%		885,000	922,613
RUSSIAN FEDERATION 5.6%
Gazprom Neft OAO Via GPN Capital SA(b) 09/19/22	4.375%		1,266,000	1,248,592
Gazprom OAO Via Gaz Capital SA(b) 03/07/22	6.510%		605,000	667,388
03/07/22	6.510%		400,000	441,248
02/06/28	4.950%		800,000	785,408
08/16/37	7.288%		1,096,000	1,246,700
Russian Agricultural Bank OJSC Via RSHB Capital SA(b) 12/27/17	5.298%		814,000	831,297
Russian Foreign Bond — Eurobond(b) 04/04/22	4.500%		200,000	208,000
04/04/42	5.625%		800,000	860,000
Vnesheconombank Via VEB Finance PLC(b) 11/21/23	5.942%		1,100,000	1,131,625
11/22/25	6.800%		354,000	378,338
Total				7,798,596
SENEGAL 0.7%
Senegal Government International Bond(b) 07/30/24	6.250%		1,019,000	1,015,179
SERBIA 0.8%
Serbia International Bond(b) 12/03/18	5.875%		342,000	357,817
09/28/21	7.250%		700,000	780,500
Total				1,138,317
SURINAME 0.2%
Republic of Suriname(b) 10/26/26	9.250%		325,000	321,808
TRINIDAD AND TOBAGO 1.8%
Petroleum Co. of Trinidad & Tobago Ltd.(b) 08/14/19	9.750%		2,311,000	2,486,890

Foreign Government Obligations(a)(d) (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
TUNISIA 0.4%
Banque Centrale de Tunisie International Bond(b) 01/30/25	5.750%	597,000	555,210
TURKEY 3.8%
Export Credit Bank of Turkey(b) 04/24/19	5.875%	467,000	476,340
09/23/21	5.000%	418,000	399,190
Turkey Government International Bond 03/30/21	5.625%	1,655,000	1,697,037
03/25/22	5.125%	250,000	248,100
09/26/22	6.250%	250,000	259,637
04/14/26	4.250%	597,000	530,671
03/17/36	6.875%	1,132,000	1,164,398
02/17/45	6.625%	560,000	556,836
Total			5,332,209
URUGUAY 0.4%
Uruguay Government International Bond 11/20/45	4.125%	650,000	535,275
VENEZUELA 3.3%
Petroleos de Venezuela SA(b) 11/17/21	9.000%	1,419,769	752,620
05/16/24	6.000%	9,295,356	3,578,712
Venezuela Government International Bond(b) 10/13/19	7.750%	550,000	305,250
Total			4,636,582
ZAMBIA 0.4%
Zambia Government International Bond(b) 04/14/24	8.500%	200,000	195,114
07/30/27	8.970%	400,000	394,000
Total			589,114
Total Foreign Government Obligations (Cost: $104,560,743)			101,880,655

Money Market Funds 8.7%

	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.594%(f)(g)	12,146,215	12,146,215
Total Money Market Funds (Cost: $12,146,301)		12,146,215
Total Investments (Cost: $141,062,430)		137,187,709
Other Assets & Liabilities, Net		2,367,314
Net Assets		139,555,023

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
11

COLUMBIA VARIABLE PORTFOLIO — EMERGING MARKETS BOND FUND

PORTFOLIO OF INVESTMENTS (continued)

December 31, 2016

At December 31, 2016, cash totaling $143,050 was pledged as collateral.

Investments in Derivatives

Forward Foreign Currency Exchange Contracts Open at December 31, 2016

Counterparty	Exchange Date	Currency to be Delivered		Currency to be Received		Unrealized Appreciation ($)	Unrealized Depreciation ($)
Barclays	01/13/2017	56,250,000	MXN	2,728,230	USD	18,595	—
Citi	01/13/2017	2,857,290,000	COP	903,177	USD	—	(46,821)
Total						18,595	(46,821)

Futures Contracts Outstanding at December 31, 2016

Long Futures Contracts Outstanding

Contract Description	Number of Contracts	Trading Currency	Notional Market Value ($)	Expiration Date	Unrealized Appreciation ($)	Unrealized (Depreciation) ($)
U.S. Treasury 10-Year Note	33	USD	4,101,281	03/2017	—	(20,422)
U.S. Ultra Bond	17	USD	2,724,250	03/2017	—	(12,335)
Total			6,825,531		—	(32,757)

Notes to Portfolio of Investments

(a)  Principal amounts are denominated in United States Dollars unless otherwise noted.

(b)  Represents privately placed and other securities and instruments exempt from SEC registration (collectively, private placements), such as Section 4(a)(2) and Rule 144A eligible securities, which are often sold only to qualified institutional buyers. The Fund may invest in private placements determined to be liquid as well as those determined to be illiquid. Private placements may be determined to be liquid under guidelines established by the Fund's Board of Trustees. At December 31, 2016, the value of these securities amounted to $95,567,809 or 68.48% of net assets.

(c)  Variable rate security.

(d)  Principal and interest may not be guaranteed by the government.

(e)  Represents fair value as determined in good faith under procedures approved by the Board of Trustees. At December 31, 2016, the value of these securities amounted to $1,596,794, which represents 1.14% of net assets.

(f)  The rate shown is the seven-day current annualized yield at December 31, 2016.

(g)  As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company's outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended December 31, 2016 are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds From Sales ($)	Realized Gain (Loss) ($)	Ending Cost ($)	Dividends — Affiliated Issuers ($)	Value ($)
Columbia Short-Term Cash Fund	13,977,237	55,105,415	(56,936,357)	6	12,146,301	40,155	12,146,215

Currency Legend

COP  Colombian Peso

DOP  Dominican Republic Peso

IDR  Indonesian Rupiah

MXN  Mexican Peso

PEN  Peru Nuevos Soles

USD  US Dollar

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
12

COLUMBIA VARIABLE PORTFOLIO — EMERGING MARKETS BOND FUND

PORTFOLIO OF INVESTMENTS (continued)

December 31, 2016

Fair Value Measurements

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset's or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>  Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>  Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>  Level 3 — Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Certain investments that have been measured at fair value using the net asset value (NAV) per share (or its equivalent) are not categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to reconcile the fair value hierarchy to the amounts presented in the Portfolio of Investments. The Columbia Short-Term Cash Fund seeks to provide shareholders with maximum current income consistent with liquidity and stability of principal. Columbia Short-Term Cash Fund prices its shares with a floating NAV and no longer seeks to maintain a stable NAV.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund's Board of Trustees (the Board), the Investment Manager's Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager's organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
13

COLUMBIA VARIABLE PORTFOLIO — EMERGING MARKETS BOND FUND

PORTFOLIO OF INVESTMENTS (continued)

December 31, 2016

Fair Value Measurements (continued)

The following table is a summary of the inputs used to value the Fund's investments at December 31, 2016:

	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Investments
Corporate Bonds & Notes	—	23,160,839	—	23,160,839
Foreign Government Obligations	—	100,283,861	1,596,794	101,880,655
Investments measured at net asset value
Money Market Funds	—	—	—	12,146,215
Total Investments	—	123,444,700	1,596,794	137,187,709
Derivatives
Assets
Forward Foreign Currency Exchange Contracts	—	18,595	—	18,595
Liabilities
Forward Foreign Currency Exchange Contracts	—	(46,821)	—	(46,821)
Futures Contracts	(32,757)	—	—	(32,757)
Total	(32,757)	123,416,474	1,596,794	137,126,726

See the Portfolio of Investments for all investment classifications not indicated in the table.

The Fund's assets assigned to the Level 2 input category are generally valued using the market approach, in which a security's value is determined through reference to prices and information from market transactions for similar or identical assets.

Derivative instruments are valued at unrealized appreciation (depreciation).

There were no transfers of financial assets between levels during the period.

The following table is a reconciliation of Level 3 assets for which significant observable and unobservable inputs were used to determine fair value:

Foreign Government Obligations ($)
Balance as of December 31, 2015	1,640,671
Increase (decrease) in accrued discounts/premiums	(17,839)
Realized gain (loss)	—
Change in unrealized appreciation (depreciation)(a)	(26,038)
Sales	—
Purchases	—
Transfers into Level 3	—
Transfers out of Level 3	—
Balance as of December 31, 2016	1,596,794

(a) Change in unrealized appreciation (depreciation) relating to securities held at December 31, 2016 was $(26,038).

The Fund's assets assigned to the Level 3 category are valued utilizing the valuation technique deemed the most appropriate in the circumstances. Certain foreign government obligations classified as Level 3 securities are valued using the market approach and utilize single market quotations from broker dealers which may have included, but were not limited to, observable transactions for identical or similar assets in the market and the distressed nature of the security. The appropriateness of fair values for these securities is monitored on an ongoing basis which may include results of back testing, manual price reviews and other control procedures. Significant increases (decreases) to any of these inputs would result in a significantly lower (higher) valuation measurement.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
14

COLUMBIA VARIABLE PORTFOLIO — EMERGING MARKETS BOND FUND

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2016

Assets
Investments, at value
Unaffiliated issuers (identified cost $128,916,129)	$125,041,494
Affiliated issuers (identified cost $12,146,301)	12,146,215
Total investments (identified cost $141,062,430)	137,187,709
Cash	59,777
Margin deposits	143,050
Unrealized appreciation on forward foreign currency exchange contracts	18,595
Receivable for:
Capital shares sold	125,173
Dividends	4,886
Interest	2,189,201
Foreign tax reclaims	19,443
Variation margin	27,813
Prepaid expenses	1,892
Total assets	139,777,539
Liabilities
Unrealized depreciation on forward foreign currency exchange contracts	46,821
Payable for:
Capital shares purchased	22,546
Management services fees	67,100
Distribution and/or service fees	7,935
Transfer agent fees	6,710
Compensation of board members	24,085
Chief compliance officer expenses	31
Audit fees	34,907
Other expenses	12,381
Total liabilities	222,516
Net assets applicable to outstanding capital stock	$139,555,023
Represented by
Paid-in capital	$154,047,815
Undistributed net investment income	1,140,273
Accumulated net realized loss	(11,696,645)
Unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	(3,874,635)
Investments — affiliated issuers	(86)
Foreign currency translations	(716)
Forward foreign currency exchange contracts	(28,226)
Futures contracts	(32,757)
Total — representing net assets applicable to outstanding capital stock	$139,555,023

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
15

COLUMBIA VARIABLE PORTFOLIO — EMERGING MARKETS BOND FUND

STATEMENT OF ASSETS AND LIABILITIES (continued)

December 31, 2016

Class 1
Net assets	$98,824,075
Shares outstanding	10,405,161
Net asset value per share	$9.50
Class 2
Net assets	$40,730,948
Shares outstanding	4,291,616
Net asset value per share	$9.49

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
16

COLUMBIA VARIABLE PORTFOLIO — EMERGING MARKETS BOND FUND

STATEMENT OF OPERATIONS

Year Ended December 31, 2016

Net investment income
Income:
Dividends — affiliated issuers	$40,155
Interest	8,090,070
Foreign taxes withheld	(32,603)
Total income	8,097,622
Expenses:
Management services fees	728,689
Distribution and/or service fees
Class 2	65,824
Transfer agent fees
Class 1	57,070
Class 2	15,797
Compensation of board members	13,442
Custodian fees	19,268
Printing and postage fees	17,886
Audit fees	41,782
Legal fees	8,367
Chief compliance officer expenses	31
Other	13,553
Total expenses	981,709
Net investment income	7,115,913
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	(2,922,560)
Investments — affiliated issuers	6
Foreign currency translations	24,605
Forward foreign currency exchange contracts	(602,031)
Futures contracts	(33,832)
Swap contracts	(11,747)
Net realized loss	(3,545,559)
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	7,997,678
Investments — affiliated issuers	(86)
Foreign currency translations	18,929
Forward foreign currency exchange contracts	83,272
Futures contracts	(25,970)
Net change in unrealized appreciation	8,073,823
Net realized and unrealized gain	4,528,264
Net increase in net assets resulting from operations	$11,644,177

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
17

COLUMBIA VARIABLE PORTFOLIO — EMERGING MARKETS BOND FUND

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2016	Year Ended December 31, 2015
Operations
Net investment income	$7,115,913	$7,837,362
Net realized loss	(3,545,559)	(13,267,935)
Net change in unrealized appreciation	8,073,823	7,558,363
Net increase in net assets resulting from operations	11,644,177	2,127,790
Distributions to shareholders
Net investment income
Class 1	(2,557,962)	(2,893,470)
Class 2	(615,207)	(202,662)
Total distributions to shareholders	(3,173,169)	(3,096,132)
Increase (decrease) in net assets from capital stock activity	26,771,759	(91,410,612)
Total increase (decrease) in net assets	35,242,767	(92,378,954)
Net assets at beginning of year	104,312,256	196,691,210
Net assets at end of year	$139,555,023	$104,312,256
Undistributed net investment income	$1,140,273	$738,902

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
18

COLUMBIA VARIABLE PORTFOLIO — EMERGING MARKETS BOND FUND

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Year Ended December 31, 2016		Year Ended December 31, 2015
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class 1 shares
Subscriptions	157,021	1,505,646	144,935	1,294,020
Distributions reinvested	279,720	2,557,962	321,140	2,893,470
Redemptions	(26,331)	(249,244)	(11,010,849)	(101,057,631)
Net increase (decrease)	410,410	3,814,364	(10,544,774)	(96,870,141)
Class 2 shares
Subscriptions	3,007,172	28,848,042	960,289	8,648,443
Distributions reinvested	66,808	615,207	22,443	202,662
Redemptions	(682,475)	(6,505,854)	(380,606)	(3,391,576)
Net increase	2,391,505	22,957,395	602,126	5,459,529
Total net increase (decrease)	2,801,915	26,771,759	(9,942,648)	(91,410,612)

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
19

COLUMBIA VARIABLE PORTFOLIO — EMERGING MARKETS BOND FUND

FINANCIAL HIGHLIGHTS

The following tables are intended to help you understand the Fund's financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect any fees and expenses imposed under your Contract and/or Qualified Plan, as applicable; such fees and expenses would reduce the total returns for all periods shown. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund's portfolio turnover rate may be higher.

	Year Ended December 31,
Class 1	2016	2015	2014	2013	2012(a)
Per share data
Net asset value, beginning of period	$8.77	$9.01	$9.41	$10.88	$10.00
Income from investment operations:
Net investment income	0.55	0.52	0.57	0.56	0.35
Net realized and unrealized gain (loss)	0.43	(0.61)	(0.39)	(1.37)	0.80
Total from investment operations	0.98	(0.09)	0.18	(0.81)	1.15
Less distributions to shareholders:
Net investment income	(0.25)	(0.15)	(0.53)	(0.60)	(0.27)
Net realized gains	—	—	(0.05)	(0.06)	—
Total distributions to shareholders	(0.25)	(0.15)	(0.58)	(0.66)	(0.27)
Net asset value, end of period	$9.50	$8.77	$9.01	$9.41	$10.88
Total return	11.34%	(1.03%)	1.81%	(7.54%)	11.58%
Ratios to average net assets(b)
Total gross expenses	0.75%	0.75%	0.71%	0.69%	0.70	%(c)
Total net expenses(d)	0.75%	0.75%	0.71%	0.69%	0.70	%(c)
Net investment income	5.92%	5.77%	5.93%	5.50%	5.09	%(c)
Supplemental data
Net assets, end of period (in thousands)	$98,824	$87,659	$184,984	$287,061	$416,903
Portfolio turnover	26%	64%	30%	21%	21%

Notes to Financial Highlights

(a)  Based on operations from April 30, 2012 (commencement of operations) through the stated period end.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Annualized.

(d)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
20

COLUMBIA VARIABLE PORTFOLIO — EMERGING MARKETS BOND FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended December 31,
Class 2	2016	2015	2014	2013	2012(a)
Per share data
Net asset value, beginning of period	$8.76	$9.02	$9.43	$10.88	$10.00
Income from investment operations:
Net investment income	0.53	0.49	0.55	0.54	0.32
Net realized and unrealized gain (loss)	0.43	(0.60)	(0.40)	(1.36)	0.81
Total from investment operations	0.96	(0.11)	0.15	(0.82)	1.13
Less distributions to shareholders:
Net investment income	(0.23)	(0.15)	(0.51)	(0.57)	(0.25)
Net realized gains	—	—	(0.05)	(0.06)	—
Total distributions to shareholders	(0.23)	(0.15)	(0.56)	(0.63)	(0.25)
Net asset value, end of period	$9.49	$8.76	$9.02	$9.43	$10.88
Total return	11.07%	(1.31%)	1.44%	(7.65%)	11.42%
Ratios to average net assets(b)
Total gross expenses	1.01%	1.01%	0.96%	0.95%	0.95	%(c)
Total net expenses(d)	1.01%	1.01%	0.96%	0.95%	0.95	%(c)
Net investment income	5.63%	5.49%	5.75%	5.68%	4.64	%(c)
Supplemental data
Net assets, end of period (in thousands)	$40,731	$16,653	$11,708	$4,249	$3
Portfolio turnover	26%	64%	30%	21%	21%

Notes to Financial Highlights

(a)  Based on operations from April 30, 2012 (commencement of operations) through the stated period end.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Annualized.

(d)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
21

COLUMBIA VARIABLE PORTFOLIO — EMERGING MARKETS BOND FUND

NOTES TO FINANCIAL STATEMENTS

December 31, 2016

Note 1. Organization

Columbia Variable Portfolio — Emerging Markets Bond Fund (the Fund), a series of Columbia Funds Variable Series Trust II (the Trust), is a non-diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund offers Class 1 and Class 2 shares to separate accounts funding variable annuity contracts and variable life insurance policies (collectively, Contracts) issued by affiliated and unaffiliated life insurance companies as well as qualified pension and retirement plans (Qualified Plans) and other qualified institutional investors (Qualified Investors) authorized by Columbia Management Investment Distributors, Inc. (the Distributor). You may not buy (nor will you own) shares of the Fund directly. You may invest by participating in a Qualified Plan or by buying a Contract and making allocations to the Fund. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust's organizational documents or by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own cost structure and other features.

Note 2. Summary of Significant Accounting Policies

Basis of Preparation

The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services — Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation

Debt securities generally are valued by pricing services approved by the Board of Trustees based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques that take into account, as applicable, factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as approved independent broker-dealer quotes. Debt securities for which quotations are not readily available or not believed to be reflective of market value may also be valued based upon a bid quote from an approved independent broker-dealer. Debt securities maturing in 60 days or less are valued primarily at amortized cost value, unless this method results in a valuation that management believes does not approximate market value.

Investments in open-end investment companies, including money market funds, are valued at their latest net asset value.

Forward foreign currency exchange contracts are marked-to-market based upon foreign currency exchange rates provided by a pricing service.

Futures and options on futures contracts are valued based upon the settlement price at the close of regular trading on their principal exchanges or, in the absence of transactions, at the mean of the latest quoted bid and ask prices.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security.

The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.

GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This

Annual Report 2016
22

COLUMBIA VARIABLE PORTFOLIO — EMERGING MARKETS BOND FUND

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2016

information is disclosed following the Fund's Portfolio of Investments.

Foreign Currency Transactions and Translations

The values of all assets and liabilities denominated in foreign currencies are generally translated into U.S. dollars at exchange rates determined at the close of regular trading on the New York Stock Exchange. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.

Derivative Instruments

The Fund invests in certain derivative instruments, as detailed below, to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more securities, currencies, commodities, indices, or other assets or instruments. Derivatives may be used to increase investment flexibility (including to maintain cash reserves while maintaining desired exposure to certain assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligations under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell or terminate, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.

A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform its obligations under the contract. The Fund's risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty, plus any replacement costs or related amounts. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the clearinghouse or central counterparty (CCP) provides some protection in the case of clearing member default. The clearinghouse or CCP stands between the buyer and the seller of the contract; therefore, additional counterparty credit risk is failure of the clearinghouse or CCP. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker's customer account. While brokers are required to segregate customer margin from their own assets, in the event that a broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker for all its clients, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker's customers (including the Fund), potentially resulting in losses to the Fund.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivatives contract counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instrument's payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting), including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction

Annual Report 2016
23

COLUMBIA VARIABLE PORTFOLIO — EMERGING MARKETS BOND FUND

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2016

may impose restrictions on or prohibitions against the right of offset or netting in bankruptcy, insolvency or other events.

Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the clearinghouse or CCP for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms are contract specific for over-the-counter derivatives. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

Certain ISDA Master Agreements allow counterparties of over-the-counter derivatives transactions to terminate derivatives contracts prior to maturity in the event the Fund's net asset value declines by a stated percentage over a specified time period or if the Fund fails to meet certain terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty. The Fund also has termination rights if the counterparty fails to meet certain terms of the ISDA Master Agreement. In addition to considering counterparty credit risk, the Fund would consider terminating the derivatives contracts based on whether termination would result in a net liability owed from the counterparty.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.

Forward Foreign Currency Exchange Contracts

Forward foreign currency exchange contracts are over-the-counter agreements between two parties to buy and sell a currency at a set price on a future date. The Fund utilized forward foreign currency exchange contracts to hedge the currency exposure associated with some or all of the Fund's securities, to shift foreign currency exposure back to U.S. dollars, and to shift investment exposure from one currency to another. These instruments may be used for other purposes in future periods.

The values of forward foreign currency exchange contracts fluctuate daily with changes in foreign currency exchange rates. Changes in the value of these contracts are recorded as unrealized appreciation or depreciation until the contract is exercised or has expired. The Fund will realize a gain or loss when the forward foreign currency exchange contract is closed or expires.

The use of forward foreign currency exchange contracts does not eliminate fluctuations in the prices of the Fund's portfolio securities. The risks of forward foreign currency exchange contracts include movement in the values of the foreign currencies relative to the U.S. dollar (or other foreign currencies) and the possibility that counterparties will not complete their contractual obligations, which may be in excess of the amount reflected, if any, in the Statement of Assets and Liabilities.

Futures Contracts

Futures contracts are exchange-traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to manage the duration and yield curve exposure of the Fund versus the benchmark and to manage exposure to movements in interest rates. These instruments may be used for other purposes in future periods. Upon entering into futures contracts, the Fund bears risks that it may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.

Upon entering into a futures contract, the Fund deposits cash or securities with the broker, known as a futures commission merchant (FCM), in an amount sufficient to meet the initial margin requirement. The initial margin deposit must be maintained at an established level over the life of the contract. Cash deposited as initial margin is recorded in the Statement of Assets and Liabilities as margin deposits. Securities deposited as initial margin are designated in the Portfolio of Investments.

Annual Report 2016
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COLUMBIA VARIABLE PORTFOLIO — EMERGING MARKETS BOND FUND

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2016

Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.

Swap Contracts

Swap contracts are negotiated in the over-the-counter market and may be entered into as a bilateral contract or centrally cleared (centrally cleared swap contract). In a centrally cleared swap contract, immediately following execution of the swap contract with a broker, the swap contract is novated to a central counterparty (the CCP) and the CCP becomes the Fund's counterparty to the centrally cleared swap contract. The Fund is required to deposit initial margin with the futures commission merchant (FCM), which pledges it through to the CCP in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap contract. Securities deposited as initial margin are designated in the Portfolio of Investments and cash deposited is recorded in the Statement of Assets and Liabilities as margin deposits. Unlike a bilateral swap contract, for centrally cleared swap contracts, the Fund has minimal credit exposure to the FCM because the CCP stands between the Fund and the relevant buyer/seller on the other side of the contract. Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). The daily change in valuation of centrally cleared swap contracts, if any, is recorded as a receivable or payable for variation margin in the Statement of Assets and Liabilities.

Entering into these contracts involves, to varying degrees, elements of interest, liquidity and counterparty credit risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there may be unfavorable changes in interest rates, market conditions or other conditions, it may be difficult to initiate a swap transaction or liquidate a position at an advantageous time or price which may result in significant losses, and that the FCM or CCP may not fulfill its obligation under the contract.

Credit Default Swap Contracts

The Fund entered into credit default swap contracts to increase or decrease its credit exposure to an index. These instruments may be used for other purposes in future periods. Credit default swap contracts are agreements in which one party pays fixed periodic payments to a counterparty in consideration for an agreement from the counterparty to make a specific payment should a specified credit event(s) take place. Although specified credit events are contract specific, credit events are generally defined as bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium.

As the purchaser of a credit default swap contract, the Fund purchases protection by paying a periodic interest rate on the notional amount to the counterparty. The interest amount is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as a realized loss upon payment. If a credit event as specified in the contract occurs, the Fund may have the option either to deliver the reference obligation to the seller in exchange for a cash payment of its par amount, or to receive a net cash settlement equal to the par amount less an agreed-upon value of the reference obligation as of the date of the credit event. The difference between the value of the obligation or cash delivered and the notional amount received will be recorded as a realized gain (loss).

Effects of Derivative Transactions in the Financial Statements

The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Statement of Operations, including realized and unrealized gains (losses). The derivative instrument schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.

The following table is a summary of the fair value of derivative instruments (not considered to be hedging

Annual Report 2016
25

COLUMBIA VARIABLE PORTFOLIO — EMERGING MARKETS BOND FUND

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2016

instruments for accounting disclosure purposes) at December 31, 2016:

Asset Derivatives
Risk Exposure Category	Statement of Assets and Liabilities Location	Fair Value ($)
Foreign exchange risk	Unrealized appreciation on forward foreign currency exchange contracts	18,595
Liability Derivatives
Risk Exposure Category	Statement of Assets and Liabilities Location	Fair Value ($)
Foreign exchange risk	Unrealized depreciation on forward foreign currency exchange contracts	46,821
Interest rate risk	Net assets — unrealized depreciation on futures contracts	32,757 *
Total		79,578

*Includes cumulative appreciation (depreciation) as reported in the tables following the Portfolio of Investments. Only the current day's variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.

The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the year ended December 31, 2016:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Risk Exposure Category	Forward Foreign Currency Exchange Contracts ($)	Futures Contracts ($)	Swap Contracts ($)	Total ($)
Credit risk	—	—	(11,747)	(11,747)
Foreign exchange risk	(602,031)	—	—	(602,031)
Interest rate risk	—	(33,832)	—	(33,832)
Total	(602,031)	(33,832)	(11,747)	(647,610)
Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Risk Exposure Category	Forward Foreign Currency Exchange Contracts ($)	Futures Contracts ($)	Total ($)
Foreign exchange risk	83,272	—	83,272
Interest rate risk	—	(25,970)	(25,970)
Total	83,272	(25,970)	57,302

The following table provides a summary of the average outstanding volume by derivative instrument for the year ended December 31 , 2016:

Derivative Instrument	Average Notional Amounts ($)
Futures contracts — Long	5,733,453	*
Credit default swap contracts — buy protection	508,333	**
Derivative Instrument	Average Unrealized Appreciation ($)*	Average Unrealized Depreciation ($)*
Forward foreign currency exchange contracts	8,205	(39,400)

*Based on the ending quarterly outstanding amounts for the year ended December 31, 2016.

**Based on the monthly outstanding amounts for the year ended December 31, 2016.

Treasury Inflation Protected Securities

The Fund may invest in treasury inflation protected securities (TIPS). The principal amount of TIPS is adjusted periodically and is increased for inflation or decreased for deflation based on a monthly published index. These adjustments are recorded as interest income in the Statement of Operations. Coupon payments are based on the adjusted principal at the time the interest is paid.

Offsetting of Assets and Liabilities

The following table presents the Fund's gross and net amount of assets and liabilities available for offset under netting arrangements as well as any related collateral received or pledged by the Fund as of December 31, 2016:

	Barclays ($)	Citi ($)	Total ($)
Assets
Forward foreign currency exchange contracts	18,595	—	18,595
Liabilities
Forward foreign currency exchange contracts	—	46,821	46,821
Total Financial and Derivative Net Assets	18,595	(46,821)	(28,226)
Total collateral received (pledged)(a)	—	—	—
Net Amount(b)	18,595	(46,821)	(28,226)

(a) In some instances, the actual collateral received and/or pledged may be more than the amount shown due to overcollateralization.

(b) Represents the net amount due from/(to) counterparties in the event of default.

Annual Report 2016
26

COLUMBIA VARIABLE PORTFOLIO — EMERGING MARKETS BOND FUND

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2016

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted.

The Fund may place a debt security on non-accrual status and reduce related interest income when it becomes probable that the interest will not be collected and the amount of uncollectible interest can be reasonably estimated. A defaulted debt security is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured.

Dividend income is recorded on the ex-dividend date.

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, because the Fund meets the exception under Internal Revenue Code Section 4982(f), the Fund expects not to be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Foreign Taxes

The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.

Distributions to Subaccounts

Distributions to the subaccounts of Contracts, Qualified Plans and Qualified Investors are recorded at the close of business on the record date and are payable on the first business day following the record date. Dividends from net investment income, if any, are declared and distributed quarterly. Capital gains distributions, when available, will be made annually. However, an additional capital gain distribution may be made during the fiscal year in order to comply with the Internal Revenue Code, as applicable to registered investment companies. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. All dividends and distributions are reinvested in additional shares of the applicable share class of the Fund at the net asset value as of the ex-dividend date of the distribution.

Guarantees and Indemnifications

Under the Trust's organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Investment Company Reporting Modernization

In October 2016, the U.S. Securities and Exchange Commission adopted new rules and forms, and amendments to certain current rules and forms, to modernize reporting and disclosure of information by

Annual Report 2016
27

COLUMBIA VARIABLE PORTFOLIO — EMERGING MARKETS BOND FUND

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2016

registered investment companies. The amendments to Regulation S-X will require standardized, enhanced disclosure about derivatives in investment company financial statements, and will also change the rules governing the form and content of such financial statements. The amendments to Regulation S-X take effect on August 1, 2017. At this time, management is assessing the anticipated impact of these regulatory developments.

Note 3. Fees and Other Transactions with Affiliates

Management Services Fees

Effective May 1, 2016, the Fund entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to a percentage of the Fund's average daily net assets that declines from 0.600% to 0.393% as the Fund's net assets increase. Prior to May 1, 2016, the Fund paid the Investment Manager an annual fee for advisory services under an Investment Management Services Agreement and a separate annual fee for administrative and accounting services under an Administrative Services Agreement. The effective management services fee rate for the year ended December 31, 2016 (reflecting all advisory and administrative services fees paid to the Investment Manager) was 0.600% of the Fund's average daily net assets. For the period from January 1, 2016 through April 30, 2016, the investment advisory services fee paid to the Investment Manager was $184,866, and the administrative services fee paid to the Investment Manager was $24,417.

Participating Affiliates

The Investment Manager and its investment advisory affiliates (Participating Affiliates) around the world may coordinate in providing services to their clients. From time to time the Investment Manager (or any affiliated investment subadviser to the Fund, as the case may be) may engage its Participating Affiliates to provide a variety of services such as investment research, investment monitoring, trading and discretionary investment management (including portfolio management) to certain accounts managed by the Investment Manager, including the Fund. These Participating Affiliates will provide services to the Investment Manager (or any affiliated investment subadviser to the Fund as the case may be) either pursuant to subadvisory agreements, personnel-sharing agreements or similar inter-company arrangements and the Fund will pay no additional fees and expenses as a result of any such arrangements.

These Participating Affiliates, like the Investment Manager, are direct or indirect subsidiaries of Ameriprise Financial and are registered with appropriate respective regulators in their home jurisdictions and, where required, the Securities and Exchange Commission and the Commodity Futures Trading Commission in the United States.

Pursuant to some of these arrangements, certain employees of these Participating Affiliates may serve as "associated persons" of the Investment Manager and, in this capacity, subject to the oversight and supervision of the Investment Manager and consistent with the investment objectives, policies and limitations set forth in the Fund's prospectus and Statement of Additional Information (SAI), may provide such services to the Fund on behalf of the Investment Manager.

Other Expenses

Other expenses are for, among other things, miscellaneous expenses of the Fund or the Board of Trustees, including payments to Board Services Corp., a company providing limited administrative services to the Fund and the Board of Trustees. That company's expenses include boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. For the year ended December 31, 2016, other expenses paid by the Fund to this company were $332.

Compensation of Board Members

Board of Trustee members, who are not officers or employees of the Investment Manager or Ameriprise Financial, are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Plan), these Board of Trustee members may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund's liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan. All amounts payable under the Plan constitute a general unsecured obligation of the Fund.

Annual Report 2016
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COLUMBIA VARIABLE PORTFOLIO — EMERGING MARKETS BOND FUND

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2016

Compensation of Chief Compliance Officer

The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund is allocated a portion of the expenses associated with the Chief Compliance Officer based on relative net assets of the Trust.

Transfer Agency Fees

The Fund has a Transfer and Dividend Disbursing Agent Agreement with Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial. The annual fee rate under this agreement is 0.06% of the Fund's average daily net assets attributable to each share class.

Distribution Fees

The Fund has an agreement with the Distributor, an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution services. Under a Plan and Agreement of Distribution, the Fund pays a fee at an annual rate of up to 0.25% of the Fund's average daily net assets attributable to Class 2 shares. The Fund pays no distribution and service fees for Class 1 shares.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the periods disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund's net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund's custodian, do not exceed the following annual rates as a percentage of the class' average daily net assets:

	May 1, 2016 through April 30, 2017	Prior to May 1, 2016
Class 1	0.89%	0.86%
Class 2	1.14	1.11

Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend and interest expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.

Note 4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.

At December 31, 2016, these differences are primarily due to differing treatment for capital loss carryforwards, deferral/reversal of wash sale losses, Trustees' deferred compensation, foreign currency transactions and derivative investments. To the extent these differences are permanent, reclassifications are made among the components of the Fund's net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications.

In the Statement of Assets and Liabilities the following reclassifications were made:

Undistributed net investment income	$(3,541,373)
Accumulated net realized loss	3,541,377
Paid-in capital	(4)

Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years indicated was as follows:

Year Ended December 31,	2016	2015
Ordinary income	$3,173,169	$3,096,132
Total	$3,173,169	$3,096,132

Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.

Annual Report 2016
29

COLUMBIA VARIABLE PORTFOLIO — EMERGING MARKETS BOND FUND

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2016

At December 31, 2016, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$1,175,981
Capital loss carryforwards	(11,608,606)
Net unrealized depreciation	(3,995,517)

At December 31, 2016, the cost of investments for federal income tax purposes was $141,183,226 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$2,693,570
Unrealized depreciation	(6,689,087)
Net unrealized depreciation	$(3,995,517)

The following capital loss carryforwards, determined at December 31, 2016, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

Year of Expiration	Amount ($)
No expiration — short-term	1,417,058
No expiration — long-term	10,191,548
Total	11,608,606

Capital loss carryforwards with no expiration are required to be utilized prior to any capital losses which carry an expiration date. As a result of this ordering rule, capital loss carryforwards which carry an expiration date may be more likely to expire unused.

Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management's conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 5. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $60,282,040 and $29,158,362, respectively, for the year ended December 31, 2016. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.

Note 6. Affiliated Money Market Fund

The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends — affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. Effective October 1, 2016, the Affiliated MMF prices its shares with a floating net asset value (NAV) and no longer seeks to maintain a stable NAV. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.

Note 7. Line of Credit

The Fund has access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., HSBC Bank USA, N.A. and JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility agreement, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, that permits collective borrowings up to $1 billion. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations.

The Fund had no borrowings during the year ended December 31, 2016.

Note 8. Significant Risks

Credit Risk

Credit risk is the risk that the value of debt securities in the Fund's portfolio may decline because the issuer may default and fail to pay interest or repay principal when due. Rating agencies assign credit ratings to debt securities to indicate their credit risk. Lower rated or unrated debt securities held by the Fund may present

Annual Report 2016
30

COLUMBIA VARIABLE PORTFOLIO — EMERGING MARKETS BOND FUND

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2016

increased credit risk as compared to higher-rated debt securities.

Foreign Securities and Emerging Market Countries Risk

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities. Investing in emerging markets may accentuate these risks. These countries are also more likely to experience high levels of inflation, deflation or currency devaluation which could hurt their economies and securities markets. To the extent that the Fund concentrates its investment exposure to any one or a few specific countries, the Fund will be particularly susceptible to the various conditions, events or other factors impacting those countries and may, therefore, have a greater risk than that of a fund which is more geographically diversified.

High-Yield Investments Risk

Securities and other debt instruments held by the Fund that are rated below investment grade (commonly called "high-yield" or "junk" bonds) and unrated debt instruments of comparable quality expose the Fund to a greater risk of loss of principal and income than a fund that invests solely or primarily in investment grade securities. In addition, these investments have greater price fluctuations, are less liquid and are more likely to experience a default than higher-rated debt instruments. High-yield debt instruments are considered to be predominantly speculative with respect to the issuer's capacity to pay interest and repay principal.

Interest Rate Risk

Interest rate risk is the risk of losses attributable to changes in interest rates. In general, if prevailing interest rates rise, the values of debt securities tend to fall, and if interest rates fall, the values of debt securities tend to rise. Actions by governments and central banking authorities can result in increases in interest rates. Increasing interest rates may negatively affect the value of debt securities held by the Fund, resulting in a negative impact on the Fund's performance and net asset value per share. In general, the longer the maturity or duration of a debt security, the greater its sensitivity to changes in interest rates.

Liquidity Risk

Liquidity risk is the risk associated with a lack of marketability of investments which may make it difficult to sell the investment at a desirable time or price. Changing regulatory, market or other conditions or environments (for example, the interest rate or credit environments) may adversely affect the liquidity of the Fund's investments. The Fund may have to accept a lower selling price for the holding, sell other investments, or forego another, more appealing investment opportunity. Generally, the less liquid the market at the time the Fund sells a portfolio investment, the greater the risk of loss or decline of value to the Fund. A less liquid market can lead to an increase in Fund redemptions, which may negatively impact Fund performance and net asset value per share, including, for example, if the Fund is forced to sell securities in a down market.

Non-Diversification Risk

A non-diversified fund is permitted to invest a greater percentage of its total assets in fewer issuers than a diversified fund. The Fund may, therefore, have a greater risk of loss from a few issuers than a similar fund that invests more broadly.

Shareholder Concentration Risk

At December 31, 2016, one unaffiliated shareholder of record owned 17.2% of the outstanding shares of the Fund in one or more accounts. The Fund has no knowledge about whether any portion of those shares was owned beneficially. Affiliated shareholders of record owned 77.5% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid or more liquid positions, resulting in Fund losses and the Fund holding a higher percentage of less liquid or illiquid securities. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.

Note 9. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Annual Report 2016
31

COLUMBIA VARIABLE PORTFOLIO — EMERGING MARKETS BOND FUND

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2016

Note 10. Information Regarding Pending and Settled Legal Proceedings

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

Annual Report 2016
32

COLUMBIA VARIABLE PORTFOLIO — EMERGING MARKETS BOND FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of Columbia Funds Variable Series Trust II and the Shareholders of
Columbia Variable Portfolio — Emerging Markets Bond Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Variable Portfolio — Emerging Markets Bond Fund (the "Fund," a series of Columbia Funds Variable Series Trust II) as of December 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the four years in the period then ended and for the period April 30, 2012 (commencement of operations) through December 31, 2012, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of December 31, 2016 by correspondence with the custodian, brokers and transfer agent, and the application of alternative auditing procedures where such confirmations had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Minneapolis, MN
February 17, 2017

Annual Report 2016
33

COLUMBIA VARIABLE PORTFOLIO — EMERGING MARKETS BOND FUND

FEDERAL INCOME TAX INFORMATION

(Unaudited)

The Fund hereby designates the following tax attributes for the fiscal year ended December 31, 2016.

Tax Designations

Foreign Taxes Paid	$32,603
Foreign Source Income	$7,979,312
Foreign Source Income Per Share	$0.54

Foreign Taxes. The Fund makes the election to pass through to shareholders the foreign taxes paid. Eligible shareholders may claim a foreign tax credit. These taxes, and the corresponding foreign source income, are provided.

Annual Report 2016
34

COLUMBIA VARIABLE PORTFOLIO — EMERGING MARKETS BOND FUND

TRUSTEES AND OFFICERS

Shareholders elect the Board that oversees the Fund's operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund's Trustees, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, Trustees not affiliated with the Investment Manager generally may serve through the end of the calendar year in which they reach either the mandatory retirement age established by the Board or the fifteenth anniversary of the first Board meeting they attended as a member of the Board.

Independent Trustees

Name, Address, Year of Birth	Position Held With the Trust and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
George S. Batejan 901 S. Marquette Ave. Minneapolis, MN 55402 1953	Trustee since 1/17	Executive Vice President, Global Head of Technology and Operations, Janus Capital Group, Inc., 2010-2016	124

Trustee to other Columbia Funds since 2017; Advisory Board Member, University of Colorado Business School (Executive Committee, Nominating Committee and Governance Committee) since November 2015; former Chairman of the Board, NICSA (National Investment Company Services Association), 2014-2016; former Director, Intech Investment Management, 2011-2016; former Board Member, Metro Denver Chamber of Commerce, 2015-2016

Kathleen Blatz 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Trustee since 1/06 for RiverSource Funds and since 6/11 for Nations Funds	Attorney, specializing in arbitration and mediation; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees	126	Trustee to other Columbia Funds since 2006; Trustee, BlueCross BlueShield of Minnesota (Chair of the Business Development Committee) since 2009; Chair of the Robina Foundation since August 2013

Annual Report 2016
35

COLUMBIA VARIABLE PORTFOLIO — EMERGING MARKETS BOND FUND

TRUSTEES AND OFFICERS (continued)

Independent Trustees (continued)

Name, Address, Year of Birth	Position Held With the Trust and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
Edward J. Boudreau, Jr. 901 S. Marquette Ave. Minneapolis, MN 55402 1944	Trustee since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, E.J. Boudreau & Associates (consulting) since 2000; FINRA Industry Arbitrator, 2002-present; Chairman and Chief Executive Officer, John Hancock Investments (asset management), Chairman and Interested Trustee for open-end and closed-end funds offered by John Hancock, 1989-2000; John Hancock Mutual Life Insurance Company, including Senior Vice President and Treasurer and Senior Vice President Information Technology, 1968-1988	124	Trustee to other Columbia Funds since 2005; former Trustee, Boston Museum of Science (Chair of Finance Committee), 1985-2013; former Trustee, BofA Funds Series Trust (11 funds), 2005-2011
Pamela G. Carlton 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Trustee since 7/07 for RiverSource Funds and since 6/11 for Nations Funds	President, Springboard-Partners in Cross Cultural Leadership (consulting company) since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, Morgan Stanley, 1982-1991	126	Trustee to other Columbia Funds since 2007; Trustee, New York Presbyterian Hospital Board (Executive Committee and Chair of Human Resources Committee) since 1996
William P. Carmichael 901 S. Marquette Ave. Minneapolis, MN 55402 1943	Trustee since 6/11 for RiverSource Funds and since 2003 for Nations Funds; Chair of the Board from 1/14-11/15	Retired; Co-founder, The Succession Fund (provides exit strategies to owners of privately held companies), 1998-2007; Adjunct Professor of Finance, Kelley School of Business, Indiana University, 1993-2007; Senior Vice President, Sara Lee Corporation, 1991-1993; Senior Vice President and Chief Financial Officer, Beatrice Foods Company, 1984-1990; Vice President, Esmark, Inc., 1973-1984; Associate, Price Waterhouse, 1968-1972	126

Trustee to other Columbia Funds since 2003; Director, The Finish Line (athletic shoes and apparel) since July 2003; Director, hhgregg since May, 2015; former Director, Cobra Electronics Corporation (electronic equipment manufacturer), 1994-August 2014; former Director, Spectrum Brands, Inc. (consumer products), 2002-2009; former Director, Simmons Company (bedding), 2004-2010; former Trustee, BofA Funds Series Trust (11 funds) 2003-2011; former Director, McMoRan Exploration Company (oil and gas exploration and development) 2010-2013; former Director, International Textile Corp., 2012-2016

Annual Report 2016
36

COLUMBIA VARIABLE PORTFOLIO — EMERGING MARKETS BOND FUND

TRUSTEES AND OFFICERS (continued)

Independent Trustees (continued)

Name, Address, Year of Birth	Position Held With the Trust and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
Patricia M. Flynn 901 S. Marquette Ave. Minneapolis, MN 55402 1950	Trustee since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Trustee Professor of Economics and Management, Bentley University since 1976 (also teaches and conducts research on corporate governance); Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	126	Trustee to other Columbia Funds since 2004; Trustee, MA Taxpayers Foundation since 1997; Board of Governors, Innovation Institute, MA Technology Collaborative since 2010
William A. Hawkins 901 S. Marquette Ave. Minneapolis, MN 55402 1942	Chair of the Board since 11/15; Trustee since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, Overton Partners (financial consulting), since August 2010; President and Chief Executive Officer, California General Bank, N.A., January 2008-August 2010; Operation Hope, COO, 2004-2007; IndyMac Bancorp, President, CBG, 1999-2003; American General Bank, President, 1997-1999; Griffin Financial Services, CEO, 1981-1997; The Griffin Funds, CEO, 1992-1998	126	Trustee to other Columbia Funds since 2005; former Trustee, BofA Funds Series Trust (11 funds), 2005-2015
Catherine James Paglia 901 S. Marquette Ave. Minneapolis, MN 55402 1952	Trustee since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Director, Enterprise Asset Management, Inc. (private real estate and asset management company) since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Managing Director, Morgan Stanley, 1982-1989; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	126

Trustee to other Columbia Funds since 2004; Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012; Trustee, Carleton College (on the Investment Committee); Trustee, Carnegie Endowment for International Peace (on the Investment Committee)

Annual Report 2016
37

COLUMBIA VARIABLE PORTFOLIO — EMERGING MARKETS BOND FUND

TRUSTEES AND OFFICERS (continued)

Independent Trustees (continued)

Name, Address, Year of Birth	Position Held With the Trust and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
Minor M. Shaw 901 S. Marquette Ave. Minneapolis, MN 55402 1947	Trustee since 6/11 for RiverSource Funds and since 2003 for Nations Funds	President, Micco LLC (private investments) since 2011; President, Micco Corp. (family investment business), 1998-2011	126

Trustee to other Columbia Funds since 2003; Director, BlueCross BlueShield of South Carolina since April 2008; Advisory Board member, Duke Energy Corp. since October 2016; Chair of the Duke Endowment; Director, National Association of Corporate Directors, Carolinas Chapter, since 2013; Chair of Greenville — Spartanburg Airport Commission; former Trustee, BofA Funds Series Trust (11 funds), 2003-2011; former Director, Piedmont Natural Gas, 2004-2016

John G. Taft 901 S. Marquette Ave. Minneapolis, MN 55402 1955	Trustee since 1/17	Chief Executive Officer, RBC Wealth Management (a division of RBC Capital Markets LLC), 2005-2016	124	Trustee to other Columbia Funds since 2017; Trustee, Andy Warhol Foundation for Visual Arts (Finance Committee) since 2014; former Director, RBC Global Asset Management — U.S., 2001-2016
Alison Taunton-Rigby 901 S. Marquette Ave. Minneapolis, MN 55402 1944	Trustee since 11/02 for RiverSource Funds and since 6/11 for Nations Funds	President, Chief Executive Officer and Director, RiboNovix, Inc., 2003-2010; CMT Inc., 2001-2003; Aquila Biopharmaceuticals Inc., 1996-2000; Cambridge Biotech Corporation, 1995-1996; Mitotix Inc., 1993-1994	126

Trustee to other Columbia Funds since 2002; Director, Boston Children's Hospital since 2002; Director, ICI Mutual Insurance Company, since 2011; Director, Blumont/IRD since 2016; Director, Mount Ida College since 2016; former Director, Abt Associates (government contractor), 2001-2016; former Director, Healthways, Inc. (health and well-being solutions), 2005-2016

Annual Report 2016
38

COLUMBIA VARIABLE PORTFOLIO — EMERGING MARKETS BOND FUND

TRUSTEES AND OFFICERS (continued)

Interested Trustee Not Affiliated with Investment Manager*

Name, Address, Year of Birth	Position Held with the Trusts and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
Anthony M. Santomero 901 S. Marquette Ave. Minneapolis, MN 55402 1946	Trustee since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008; President, Federal Reserve Bank of Philadelphia, 2000-2006; Professor of Finance, The Wharton School, University of Pennsylvania, 1972-2002	124

Trustee to other Columbia Funds since 2008; Trustee, Penn Mutual Life Insurance Company since March 2008; Director, Renaissance Reinsurance Ltd. since May 2008; Director, Citigroup Inc. since 2009; Director, Citibank, N.A. since 2009; former Trustee, BofA Funds Series Trust (11 funds), 2008-2011

* Dr. Santomero is not an affiliated person of the Investment Manager or Ameriprise Financial. However, he is currently deemed by the Funds to be an "interested person" (as defined in the 1940 Act) of the Funds because he serves as a Director of Citigroup Inc. and Citibank, N.A., companies that may directly or through subsidiaries and affiliates engage from time-to-time in brokerage execution, principal transactions and lending relationships with the Funds or accounts advised/managed by the Investment Manager.

Interested Trustee Affiliated with Investment Manager*

Name, Address, Year of Birth	Position Held With the Trusts and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
William F. Truscott c/o Columbia Management Investment Advisers, LLC, 225 Franklin St. Boston, MA 02110 1960	Trustee since 11/01 for RiverSource Funds and since 6/11 for Nations Funds; Senior Vice President since 2002 for RiverSource Funds and since 5/10 for Nations Funds

Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010-September 2012); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006-August 2012.

185

Trustee to other Columbia Funds since 2001; Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010; Director, Columbia Management Investment Distributors, Inc. since May 2010; Former Director, Ameriprise Certificate Company, 2006-January 2013

* Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.

The Statement of Additional Information has additional information about the Fund's Board members and is available, without charge, upon request by calling 800.345.6611 or contacting your financial intermediary.

Annual Report 2016
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COLUMBIA VARIABLE PORTFOLIO — EMERGING MARKETS BOND FUND

TRUSTEES AND OFFICERS (continued)

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Truscott, who is Senior Vice President, the Fund's other officers are:

Fund Officers

Name, Address and Year of Birth	Position and Year First Appointed to Position for any Fund in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) During Past Five Years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)

Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously, Vice President and Chief Counsel January 2010-December 2014); officer of Columbia Funds and affiliated funds since 2007.

Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Treasurer (2011), Chief Financial Officer (2009) and Chief Accounting Officer (2015)	Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; senior officer of Columbia Funds and affiliated funds since 2002.
Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Senior Vice President (2011), Chief Legal Officer (2015) and Assistant Secretary (2008)

Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since January 2017 (previously Vice President and Lead Chief Counsel, November 2008-January 2017 and January 2013-January 2017, respectively, and Chief Counsel, January 2010-January 2013); Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since May 2010.

Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010.
Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)

Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Executive Vice President and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since July 2013 (previously Director and Global Chief Investment Officer, 2010-2013).

Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010.
Amy Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Vice President (2006)	Managing Director and Global Head of Operations, Columbia Management Investment Advisers, LLC since April 2016 (previously Managing Director and Chief Operating Officer, 2010-2016).
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Vice President and Secretary (2015)	Vice President and Group Counsel, Ameriprise Financial, Inc. since August 2011; officer of Columbia Funds and affiliated funds since 2005.

Annual Report 2016
40

COLUMBIA VARIABLE PORTFOLIO — EMERGING MARKETS BOND FUND

IMPORTANT INFORMATION ABOUT THIS REPORT

The policy of the Board is to vote the proxies of the companies in which each fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how each fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting investor.columbiathreadneedleus.com, or searching the website of the SEC at sec.gov.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund's Form N-Q is available on the SEC's website at sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. Each fund's complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.

Annual Report 2016
41

Columbia Variable Portfolio — Emerging Markets Bond Fund

P.O. Box 8081

Boston, MA 02266-8081

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For fund and other investment product prospectuses, which contain this and other important information, contact your financial advisor or insurance representative. Please read the prospectus carefully before you invest. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies.

All rights reserved. Columbia Management Investment Distributors, Inc., 225 Franklin Street, Boston, MA 02110-2804

© 2017 Columbia Management Investment Advisers, LLC.

S-6536 AN (2/17)

ANNUAL REPORT

December 31, 2016

COLUMBIA VARIABLE PORTFOLIO — LIMITED DURATION CREDIT FUND

Please remember that you may not buy (nor will you own) shares of the Fund directly. The Fund is available through variable annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies as well as qualified pension and retirement plans. Please contact your financial advisor or insurance representative for more information.

COLUMBIA VARIABLE PORTFOLIO — LIMITED DURATION CREDIT FUND

Performance Overview	2
Manager Discussion of Fund Performance	4
Understanding Your Fund's Expenses	6
Portfolio of Investments	7
Statement of Assets and Liabilities	12
Statement of Operations	14
Statement of Changes in Net Assets	15
Financial Highlights	17
Notes to Financial Statements	19
Report of Independent Registered Public Accounting Firm	27
Trustees and Officers	28
Important Information About This Report	37

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.

Annual Report 2016

COLUMBIA VARIABLE PORTFOLIO — LIMITED DURATION CREDIT FUND

PERFORMANCE OVERVIEW

Performance Summary

■  Columbia Variable Portfolio — Limited Duration Credit Fund (the Fund) Class 2 shares returned 5.28% for the 12-month period that ended December 31, 2016.

■  The Fund outperformed its benchmark, the Bloomberg Barclays U.S. 1-5 Year Corporate Index, which returned 2.87% during the same time period.

■  During the period, the most significant contribution to the Fund's outperformance came from investments in energy-related bonds, which bounced back very strongly over the course of 2016. An underweight to financials detracted modestly, as did the Fund's duration positioning (sensitivity to interest rate movements).

Average Annual Total Returns (%) (for period ended December 31, 2016)

	Inception	1 Year	5 Years	Life
Class 1	05/07/10	5.53	2.26	2.47
Class 2	05/07/10	5.28	2.02	2.21
Bloomberg Barclays U.S. 1-5 Year Corporate Index		2.87	2.76	3.01

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your financial advisor or insurance representative.

Performance results reflect the effect of any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.

The Bloomberg Barclays U.S. 1-5 Year Corporate Index includes U.S. dollar-denominated, investment-grade, fixed-rate, taxable securities issued by industrial, utility, and financial companies, with maturities between 1 and 5 years.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.

Annual Report 2016
2

COLUMBIA VARIABLE PORTFOLIO — LIMITED DURATION CREDIT FUND

PERFORMANCE OVERVIEW (continued)

Performance of a Hypothetical $10,000 Investment (May 7, 2010 – December 31, 2016)

The chart above shows the change in value of a hypothetical $10,000 investment in Class 2 shares of Columbia Variable Portfolio — Limited Duration Credit Fund during the stated time period, and does not reflect the deduction of taxes, if any, that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The returns also do not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan, if any.

Annual Report 2016
3

COLUMBIA VARIABLE PORTFOLIO — LIMITED DURATION CREDIT FUND

MANAGER DISCUSSION OF FUND PERFORMANCE

Portfolio Management

Tom Murphy, CFA

Timothy Doubek, CFA

Royce Wilson, CFA

Portfolio Breakdown (%) (at December 31, 2016)
Corporate Bonds & Notes	87.0
Money Market Funds	3.6
U.S. Treasury Obligations	9.4
Total	100.0

Percentages indicated are based upon total investments. The Fund's portfolio composition is subject to change.

Quality Breakdown (%) (at December 31, 2016)
AAA rating	9.7
AA rating	0.6
A rating	13.3
BBB rating	75.5
BB rating	0.6
B rating	0.3
Total	100.0

Percentages indicated are based upon total fixed income investments (excluding Money Market Funds).

Bond ratings apply to the underlying holdings of the Fund and not the Fund itself and are divided into categories ranging from highest to lowest credit quality, determined by using the middle rating of Moody's, S&P and Fitch, after dropping the highest and lowest available ratings. When ratings are available from only two rating agencies, the lower rating is used. When a rating is available from only one rating agency, that rating is used. When a bond is not rated by any rating agency, it is designated as "Not rated." Credit quality ratings assigned by a rating agency are subjective opinions, not statements of fact, and are subject to change, including daily. The ratings assigned by credit rating agencies are but one of the considerations that the Investment Manager and/or Fund's subadviser incorporates into its credit analysis process, along with such other issuer-specific factors as cash flows, capital structure and leverage ratios, ability to de-leverage (repay) through free cash flow, quality of management, market positioning and access to capital, as well as such security-specific factors as the terms of the security (e.g., interest rate and time to maturity) and the amount and type of any collateral.

At December 31, 2016, approximately 95.9% of the Fund's shares were owned in the aggregate by affiliated funds-of-funds managed by Columbia Management Investment Advisers, LLC (the Investment Manager). As a result of asset allocation decisions by the Investment Manager, it is possible that the Fund may experience relatively large purchases or redemptions from affiliated funds-of-funds. The Investment Manager seeks to minimize the impact of these transactions by structuring them over a reasonable period of time. The Fund may experience increased expenses as it buys and sells securities as a result of purchases or redemptions by affiliated funds-of-funds

For the 12-month period ended December 31, 2016, Class 2 shares of the Fund returned 5.28%. The Fund outperformed its benchmark, the Bloomberg Barclays U.S. 1-5 Year Corporate Index, which returned 2.87% for the same time period. During the period, the most significant contribution to the Fund's outperformance came from the decision to retain the Fund's positions in commodity- and energy-related bonds, which bounced back very strongly over the course of 2016. An underweight to financials detracted modestly, as did the Fund's duration positioning (sensitivity to interest rate movements).

A Strong Recovery for Energy Holdings

Following December 2015's increase in the federal funds target rate, markets began 2016 poised for the Federal Reserve (the Fed) to pursue a path of several additional rate hikes throughout the year. Despite continued strength in the labor market, these expectations were quickly overturned due to concerns regarding slowing growth in China and the possibility of a return to global recession. Risk aversion was also heightened in January by weakness in energy prices. In the second quarter, against a backdrop of slower economic growth, investors viewed the Fed as likely to pursue a longer-than-expected timetable for raising its benchmark short-term lending rate. In late June, markets were caught off guard by the results of a U.K. vote to leave the European Union. The uncertainty surrounding the fallout from a possible "Brexit" led to an investor flight to safety and pushed U.S. Treasury yields to historically low levels. In addition, the sustained rebound in energy bond prices from February lows, particularly those of midstream pipeline companies, was striking.

As the third quarter opened with U.S. Treasury yields at low levels following Brexit, concern over the U.S. economy's resilience in the face of global shocks once again stayed the Fed's hand. However, the Fed's statements assumed a more hawkish tone over late summer/early fall. Global liquidity remained abundant as several foreign central banks expanded their monetary stimulus programs. The European Central Bank and Bank of England commenced corporate bond purchase programs in June and September, respectively, suppressing yields in local markets and driving investors into higher yielding U.S. assets. As a result, the U.S. investment-grade corporate bond market was a primary beneficiary of increased demand from foreign investors, and the market easily took on ample new issuance.

In November, the aftermath of the U.S. Presidential election saw a continuation the market's rally in risk assets. Even as market valuations

Annual Report 2016
4

COLUMBIA VARIABLE PORTFOLIO — LIMITED DURATION CREDIT FUND

MANAGER DISCUSSION OF FUND PERFORMANCE (continued)

rose to somewhat stretched levels, investors felt comfortable purchasing and holding risk assets at higher prices. Though 2016 was another record year for corporate bond supply, over the course of the period we also saw sustained and strong demand for investment-grade corporate debt.

Contributors and Detractors

During the 12-month period, by far the biggest contributor to the Fund's outperformance came from significant investments in energy-related bonds, which bounced back very strongly in 2016. Within energy holdings, the Fund's midstream pipeline positions posted outstanding performance and were the most important sub-sector in terms of the bounce-back in energy-related valuations. Additionally, some energy holdings that had experienced credit ratings downgrades to high yield status from Moody's eventually became some of the top-performing high yield bonds during 2016. Other positive contributors included the Fund's overweight allocation to the electric utilities sector, which also benefited from rising commodity prices. Conversely, an underweight to financials detracted modestly, as did the Fund's duration positioning.

Adjustments to Portfolio Allocation and Risk Level

In light of 2016's significant recovery in energy-related security prices, we have moderated what had been an overweight position within energy to a slight overweight. We reallocated some of those assets into the insurance sector, based on recent changes from a low interest rate environment to higher rates that have been constructive for insurance companies' profit margins. Overall, we believe we have reduced the portfolio's credit risk level relative to the Fund's longer term average positioning.

Annual Report 2016
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COLUMBIA VARIABLE PORTFOLIO — LIMITED DURATION CREDIT FUND

UNDERSTANDING YOUR FUND'S EXPENSES

(Unaudited)

As an investor, you incur ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

The information below does not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy (collectively, Contracts) or qualified pension and retirement plan (Qualified Plan), if any. The total fees and expenses you bear may therefore be higher than those shown below.

Analyzing Your Fund's Expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the Fund's actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the "Actual" column. The amount listed in the "Hypothetical" column assumes a 5% annual rate of return before expenses (which is not the Fund's actual return) and then applies the Fund's actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See "Compare With Other Funds" below for details on how to use the hypothetical data.

Compare With Other Funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as redemption or exchange fees, or expenses that apply to the subaccount or the Contract. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If the fees and expenses imposed under your Contract or Qualified Plan, if any, were included, your costs would be higher.

July 1, 2016 – December 31, 2016

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)		Expenses Paid During the Period ($)		Fund's Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class 1	1,000.00	1,000.00	1,012.80	1,022.20	2.82	2.83	0.56
Class 2	1,000.00	1,000.00	1,011.80	1,020.95	4.07	4.09	0.81

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund's most recent fiscal half year and divided by 366.

Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.

Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.

Annual Report 2016
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COLUMBIA VARIABLE PORTFOLIO — LIMITED DURATION CREDIT FUND

PORTFOLIO OF INVESTMENTS

December 31, 2016

(Percentages represent value of investments compared to net assets)

Corporate Bonds & Notes 86.6%

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
AEROSPACE & DEFENSE 2.8%
BAE Systems Holdings, Inc.(a) 10/07/24	3.800%	2,755,000	2,823,073
L-3 Communications Corp. 02/15/21	4.950%	2,687,000	2,870,659
05/28/24	3.950%	2,229,000	2,267,018
Lockheed Martin Corp. 11/23/20	2.500%	5,350,000	5,395,208
Northrop Grumman Corp. 03/15/21	3.500%	10,982,000	11,394,286
Total			24,750,244
BANKING 0.6%
Goldman Sachs Group, Inc. (The) 04/25/21	2.625%	5,060,000	5,023,259
CABLE AND SATELLITE 2.7%
Comcast Corp. 01/15/17	6.500%	6,775,000	6,790,830
Sky PLC(a) 11/26/22	3.125%	17,353,000	17,212,007
Total			24,002,837
DIVERSIFIED MANUFACTURING 0.8%
United Technologies Corp. 06/01/17	1.800%	6,865,000	6,882,938
ELECTRIC 15.6%
Berkshire Hathaway Energy Co. 11/15/23	3.750%	3,000,000	3,137,115
CMS Energy Corp. 03/15/22	5.050%	12,385,000	13,567,520
DTE Energy Co. 10/01/19	1.500%	9,150,000	8,995,987
12/01/23	3.850%	2,977,000	3,080,746
06/01/24	3.500%	805,000	811,290
Duke Energy Corp.
10/15/23	3.950%	3,170,000	3,324,940
Emera US Finance LP(a)
06/15/21	2.700%	6,010,000	5,948,956
Eversource Energy 05/01/23	2.800%	7,208,000	7,050,527
NextEra Energy Capital Holdings, Inc. 06/01/17	1.586%	6,790,000	6,793,986
09/01/18	1.649%	2,490,000	2,482,184
Oncor Electric Delivery Co. LLC 06/01/19	2.150%	1,461,000	1,463,963

Corporate Bonds & Notes (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
PG&E Corp. 03/01/19	2.400%	6,654,000	6,679,279
PPL Capital Funding, Inc. 06/01/23	3.400%	18,054,000	18,177,020
Pacific Gas & Electric Co. 06/15/23	3.250%	5,135,000	5,238,835
11/15/23	3.850%	3,800,000	4,009,133
Progress Energy, Inc. 04/01/22	3.150%	19,532,000	19,708,569
Public Service Enterprise Group, Inc. 11/15/19	1.600%	2,450,000	2,414,781
TransAlta Corp. 06/03/17	1.900%	24,660,000	24,536,700
Total			137,421,531
FOOD AND BEVERAGE 21.3%
Anheuser-Busch InBev Finance, Inc. 01/17/23	2.625%	5,423,000	5,315,679
02/01/23	3.300%	11,023,000	11,218,460
Anheuser-Busch InBev Worldwide, Inc. 07/15/17	1.375%	15,144,000	15,157,221
ConAgra Foods, Inc. 01/25/23	3.200%	19,878,000	19,859,573
Diageo Capital PLC 05/11/17	1.500%	15,396,000	15,418,632
General Mills, Inc. 10/20/17	1.400%	2,680,000	2,683,103
10/21/19	2.200%	2,575,000	2,587,532
Grupo Bimbo SAB de CV(a) 01/25/22	4.500%	16,203,000	16,886,443
Heineken NV(a) 10/01/17	1.400%	16,095,000	16,101,486
Kellogg Co. 12/01/23	2.650%	7,920,000	7,661,753
Kraft Heinz Foods Co. 06/30/17	1.600%	6,292,000	6,297,046
Kraft Heinz Foods Co. 06/05/17	2.250%	16,993,000	17,047,242
Molson Coors Brewing Co. 05/01/17	2.000%	12,105,000	12,134,451
Mondelez International Holdings Netherlands BV(a) 10/28/19	1.625%	6,940,000	6,805,204
Sysco Corp. 07/15/21	2.500%	1,420,000	1,404,846
Tyson Foods, Inc. 08/15/19	2.650%	4,631,000	4,675,143
06/15/22	4.500%	4,955,000	5,272,739

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
7

COLUMBIA VARIABLE PORTFOLIO — LIMITED DURATION CREDIT FUND

PORTFOLIO OF INVESTMENTS (continued)

December 31, 2016

Corporate Bonds & Notes (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Wm. Wrigley Jr., Co.(a) 10/21/18	2.400%	12,264,000	12,373,726
10/21/19	2.900%	8,149,000	8,291,298
Total			187,191,577
INDEPENDENT ENERGY 0.5%
Canadian Natural Resources Ltd. 05/15/17	5.700%	1,731,000	1,756,770
Woodside Finance Ltd.(a) 03/05/25	3.650%	2,680,000	2,618,049
Total			4,374,819
INTEGRATED ENERGY 0.6%
Cenovus Energy, Inc. 09/15/43	5.200%	5,370,000	5,114,930
LIFE INSURANCE 6.3%
Five Corners Funding Trust(a) 11/15/23	4.419%	15,735,000	16,598,348
MetLife, Inc. 09/15/23	4.368%	13,424,000	14,445,566
Peachtree Corners Funding Trust(a) 02/15/25	3.976%	3,255,000	3,175,946
TIAA Asset Management Finance Co. LLC(a) 11/01/19	2.950%	21,172,000	21,537,450
Total			55,757,310
MEDIA AND ENTERTAINMENT 3.5%
Scripps Networks Interactive, Inc. 11/15/19	2.750%	10,894,000	11,048,499
06/15/20	2.800%	7,692,000	7,708,991
Thomson Reuters Corp. 02/23/17	1.300%	5,800,000	5,800,251
10/15/19	4.700%	6,234,000	6,618,937
Total			31,176,678
MIDSTREAM 12.4%
Columbia Pipeline Group, Inc. 06/01/20	3.300%	9,885,000	10,069,770
Enterprise Products Operating LLC 04/15/21	2.850%	2,485,000	2,503,903
Kinder Morgan Energy Partners LP 02/15/23	3.450%	16,454,000	16,321,677
05/01/24	4.300%	1,004,000	1,027,296
Northwest Pipeline LLC 04/15/17	5.950%	21,050,000	21,293,822
Panhandle Eastern Pipeline Co. LP 11/01/17	6.200%	21,772,000	22,406,632

Corporate Bonds & Notes (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Plains All American Pipeline LP/Finance Corp. 01/31/23	2.850%	1,558,000	1,472,841
10/15/23	3.850%	17,557,000	17,358,062
Southern Natural Gas Co. LLC/Issuing Corp. 06/15/21	4.400%	7,592,000	8,051,225
Southern Natural Gas Co. LLC(a) 04/01/17	5.900%	8,559,000	8,648,134
Total			109,153,362
NATURAL GAS 0.8%
CenterPoint Energy Resources Corp. 11/01/17	6.125%	680,000	702,670
Sempra Energy 12/01/23	4.050%	5,750,000	6,005,472
Total			6,708,142
OIL FIELD SERVICES 0.3%
Noble Holding International Ltd. 03/15/42	5.250%	3,801,000	2,508,660
PHARMACEUTICALS 7.4%
Actavis Funding SCS 06/15/17	1.300%	15,705,000	15,696,488
03/15/22	3.450%	10,025,000	10,175,465
Amgen, Inc. 06/01/17	5.850%	13,948,000	14,203,751
Pfizer, Inc. 03/30/17	6.050%	12,500,000	12,651,350
Shire Acquisitions Investments Ireland DAC 09/23/21	2.400%	6,545,000	6,322,385
Teva Pharmaceutical Finance III BV 07/21/21	2.200%	6,705,000	6,414,586
Total			65,464,025
PROPERTY & CASUALTY 4.3%
Alleghany Corp. 06/27/22	4.950%	8,900,000	9,648,036
Berkshire Hathaway, Inc. 08/15/18	1.150%	5,130,000	5,104,253
CNA Financial Corp. 05/15/24	3.950%	12,306,000	12,482,148
Liberty Mutual Group, Inc.(a) 06/15/23	4.250%	10,472,000	10,963,922
Total			38,198,359
REFINING 1.1%
Phillips 66 05/01/17	2.950%	9,819,000	9,873,770

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
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COLUMBIA VARIABLE PORTFOLIO — LIMITED DURATION CREDIT FUND

PORTFOLIO OF INVESTMENTS (continued)

December 31, 2016

Corporate Bonds & Notes (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
RESTAURANTS 0.5%
McDonald's Corp. 03/15/17	5.300%	4,570,000	4,608,416
RETAILERS 0.6%
CVS Health Corp. 06/01/21	2.125%	5,275,000	5,172,370
TECHNOLOGY 0.6%
Cisco Systems, Inc. 09/20/19	1.400%	5,580,000	5,519,150
TRANSPORTATION SERVICES 1.9%
ERAC U.S.A. Finance LLC(a) 10/15/22	3.300%	3,595,000	3,602,420
11/01/23	2.700%	6,000,000	5,763,996
11/15/24	3.850%	7,324,000	7,443,088
Total			16,809,504
WIRELINES 2.0%
AT&T, Inc. 06/30/22	3.000%	17,668,000	17,343,086
Total Corporate Bonds & Notes (Cost: $765,047,531)			763,054,967

U.S. Treasury Obligations 9.3%

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
U.S. Treasury 11/15/19	1.000%	44,045,000	43,515,095
12/15/19	1.375%	37,000,000	36,911,829
07/31/21	1.125%	1,900,000	1,836,469
Total U.S. Treasury Obligations (Cost: $82,346,791)			82,263,393

Money Market Funds 3.6%

	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.594%(b)(c)	31,480,880	31,480,880
Total Money Market Funds (Cost: $31,482,032)		31,480,880
Total Investments (Cost: $878,876,354)		876,799,240
Other Assets & Liabilities, Net		4,450,150
Net Assets		881,249,390

At December 31, 2016, cash totaling $1,850,941 was pledged as collateral.

Investments in Derivatives

Futures Contracts Outstanding at December 31, 2016

Long Futures Contracts Outstanding

Contract Description	Number of Contracts	Trading Currency	Notional Market Value ($)	Expiration Date	Unrealized Appreciation ($)	Unrealized (Depreciation) ($)
U.S. Treasury 2-Year Note	889	USD	192,635,188	03/2017	—	(80,783)
U.S. Treasury 5-Year Note	3	USD	352,992	03/2017	300	—
Total			192,988,180		300	(80,783)

Short Futures Contracts Outstanding

Contract Description	Number of Contracts	Trading Currency	Notional Market Value ($)	Expiration Date	Unrealized Appreciation ($)	Unrealized (Depreciation) ($)
U.S. Treasury 10-Year Note	(1,116)	USD	(138,697,875)	03/2017	679,209	—
U.S. Treasury Ultra 10-Year Note	(216)	USD	(28,957,500)	03/2017	115,999	—
U.S. Ultra Bond	(29)	USD	(4,647,250)	03/2017	30,145	—
Total			(172,302,625)		825,353	—

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
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COLUMBIA VARIABLE PORTFOLIO — LIMITED DURATION CREDIT FUND

PORTFOLIO OF INVESTMENTS (continued)

December 31, 2016

Notes to Portfolio of Investments

(a)  Represents privately placed and other securities and instruments exempt from SEC registration (collectively, private placements), such as Section 4(a)(2) and Rule 144A eligible securities, which are often sold only to qualified institutional buyers. The Fund may invest in private placements determined to be liquid as well as those determined to be illiquid. Private placements may be determined to be liquid under guidelines established by the Fund's Board of Trustees. At December 31, 2016, the value of these securities amounted to $166,793,546 or 18.93% of net assets.

(b)  The rate shown is the seven-day current annualized yield at December 31, 2016.

(c)  As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company's outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended December 31, 2016 are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds From Sales ($)	Realized Gain (Loss) ($)	Ending Cost ($)	Dividends — Affiliated Issuers ($)	Value ($)
Columbia Short-Term Cash Fund	73,221,481	513,828,057	(555,567,016)	(490)	31,482,032	347,979	31,480,880

Currency Legend

USD  US Dollar

Fair Value Measurements

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset's or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>  Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>  Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>  Level 3 — Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Certain investments that have been measured at fair value using the net asset value (NAV) per share (or its equivalent) are not categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to reconcile the fair value hierarchy to the amounts presented in the Portfolio of Investments. The Columbia Short-Term Cash Fund seeks to provide shareholders with maximum current income consistent with liquidity and stability of principal. Columbia Short-Term Cash Fund prices its shares with a floating NAV and no longer seeks to maintain a stable NAV.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

The accompanying Notes to Financial Statements are an integral part of this statement.

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COLUMBIA VARIABLE PORTFOLIO — LIMITED DURATION CREDIT FUND

PORTFOLIO OF INVESTMENTS (continued)

December 31, 2016

Fair Value Measurements (continued)

Under the direction of the Fund's Board of Trustees (the Board), the Investment Manager's Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager's organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The following table is a summary of the inputs used to value the Fund's investments at December 31, 2016:

	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Investments
Corporate Bonds & Notes	—	763,054,967	—	763,054,967
U.S. Treasury Obligations	82,263,393	—	—	82,263,393
Investments measured at net asset value
Money Market Funds	—	—	—	31,480,880
Total Investments	82,263,393	763,054,967	—	876,799,240
Derivatives
Assets
Futures Contracts	825,653	—	—	825,653
Liabilities
Futures Contracts	(80,783)	—	—	(80,783)
Total	83,008,263	763,054,967	—	877,544,110

See the Portfolio of Investments for all investment classifications not indicated in the table.

The Fund's assets assigned to the Level 2 input category are generally valued using the market approach, in which a security's value is determined through reference to prices and information from market transactions for similar or identical assets.

Derivative instruments are valued at unrealized appreciation (depreciation).

There were no transfers of financial assets between levels during the period.

The accompanying Notes to Financial Statements are an integral part of this statement.

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COLUMBIA VARIABLE PORTFOLIO — LIMITED DURATION CREDIT FUND

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2016

Assets
Investments, at value
Unaffiliated issuers (identified cost $847,394,322)	$845,318,360
Affiliated issuers (identified cost $31,482,032)	31,480,880
Total investments (identified cost $878,876,354)	876,799,240
Margin deposits	1,850,941
Receivable for:
Capital shares sold	61,921
Dividends	21,571
Interest	5,048,086
Foreign tax reclaims	8,552
Variation margin	64,364
Prepaid expenses	3,593
Total assets	883,858,268
Liabilities
Payable for:
Capital shares purchased	1,516,349
Variation margin	550,539
Management services fees	346,817
Distribution and/or service fees	7,307
Transfer agent fees	43,548
Compensation of board members	97,216
Chief compliance officer expenses	200
Other expenses	46,902
Total liabilities	2,608,878
Net assets applicable to outstanding capital stock	$881,249,390
Represented by
Paid-in capital	$900,318,570
Undistributed net investment income	18,902,220
Accumulated net realized loss	(36,639,156)
Unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	(2,075,962)
Investments — affiliated issuers	(1,152)
Futures contracts	744,870
Total — representing net assets applicable to outstanding capital stock	$881,249,390

The accompanying Notes to Financial Statements are an integral part of this statement.

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COLUMBIA VARIABLE PORTFOLIO — LIMITED DURATION CREDIT FUND

STATEMENT OF ASSETS AND LIABILITIES (continued)

December 31, 2016

Class 1
Net assets	$845,694,920
Shares outstanding	89,317,054
Net asset value per share	$9.47
Class 2
Net assets	$35,554,470
Shares outstanding	3,770,298
Net asset value per share	$9.43

The accompanying Notes to Financial Statements are an integral part of this statement.

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COLUMBIA VARIABLE PORTFOLIO — LIMITED DURATION CREDIT FUND

STATEMENT OF OPERATIONS

Year Ended December 31, 2016

Net investment income
Income:
Dividends — affiliated issuers	$347,979
Interest	23,986,960
Total income	24,334,939
Expenses:
Management services fees	4,327,925
Distribution and/or service fees
Class 2	75,638
Transfer agent fees
Class 1	525,368
Class 2	18,153
Compensation of board members	29,234
Custodian fees	10,088
Printing and postage fees	37,299
Audit fees	32,358
Legal fees	14,644
Chief compliance officer expenses	200
Other	22,671
Total expenses	5,093,578
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(30,446)
Total net expenses	5,063,132
Net investment income	19,271,807
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	1,475,592
Investments — affiliated issuers	(490)
Futures contracts	(7,367,648)
Net realized loss	(5,892,546)
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	35,431,187
Investments — affiliated issuers	(1,152)
Futures contracts	23,590
Net change in unrealized appreciation	35,453,625
Net realized and unrealized gain	29,561,079
Net increase in net assets resulting from operations	$48,832,886

The accompanying Notes to Financial Statements are an integral part of this statement.

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COLUMBIA VARIABLE PORTFOLIO — LIMITED DURATION CREDIT FUND

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2016	Year Ended December 31, 2015
Operations
Net investment income	$19,271,807	$35,964,745
Net realized loss	(5,892,546)	(16,666,555)
Net change in unrealized appreciation (depreciation)	35,453,625	(22,451,410)
Net increase (decrease) in net assets resulting from operations	48,832,886	(3,153,220)
Distributions to shareholders
Net investment income
Class 1	(34,867,916)	(52,123,099)
Class 2	(1,100,650)	(1,131,637)
Total distributions to shareholders	(35,968,566)	(53,254,736)
Decrease in net assets from capital stock activity	(41,220,496)	(1,505,104,258)
Total decrease in net assets	(28,356,176)	(1,561,512,214)
Net assets at beginning of year	909,605,566	2,471,117,780
Net assets at end of year	$881,249,390	$909,605,566
Undistributed net investment income	$18,902,220	$35,598,980

The accompanying Notes to Financial Statements are an integral part of this statement.

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COLUMBIA VARIABLE PORTFOLIO — LIMITED DURATION CREDIT FUND

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Year Ended December 31, 2016		Year Ended December 31, 2015
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class 1 shares
Subscriptions	3,272,790	30,854,037	3,880,655	38,728,672
Distributions reinvested	3,733,182	34,867,916	5,418,202	52,123,099
Redemptions	(12,643,977)	(119,493,410)	(156,578,734)	(1,599,506,724)
Net decrease	(5,638,005)	(53,771,457)	(147,279,877)	(1,508,654,953)
Class 2 shares
Subscriptions	1,933,410	18,116,762	1,136,905	11,164,811
Distributions reinvested	118,095	1,100,650	117,879	1,131,637
Redemptions	(707,791)	(6,666,451)	(884,641)	(8,745,753)
Net increase	1,343,714	12,550,961	370,143	3,550,695
Total net decrease	(4,294,291)	(41,220,496)	(146,909,734)	(1,505,104,258)

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
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COLUMBIA VARIABLE PORTFOLIO — LIMITED DURATION CREDIT FUND

FINANCIAL HIGHLIGHTS

The following tables are intended to help you understand the Fund's financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect any fees and expenses imposed under your Contract and/or Qualified Plan, as applicable; such fees and expenses would reduce the total returns for all periods shown. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund's portfolio turnover rate may be higher.

	Year Ended December 31,
Class 1	2016	2015	2014	2013	2012
Per share data
Net asset value, beginning of period	$9.34	$10.12	$10.45	$10.68	$10.35
Income from investment operations:
Net investment income	0.20	0.25	0.21	0.19	0.26
Net realized and unrealized gain (loss)	0.31	(0.47)	(0.14)	(0.04)	0.38
Total from investment operations	0.51	(0.22)	0.07	0.15	0.64
Less distributions to shareholders:
Net investment income	(0.38)	(0.56)	(0.19)	(0.26)	(0.31)
Net realized gains	—	—	(0.21)	(0.12)	—
Total distributions to shareholders	(0.38)	(0.56)	(0.40)	(0.38)	(0.31)
Net asset value, end of period	$9.47	$9.34	$10.12	$10.45	$10.68
Total return	5.53%	(2.31%)	0.66%	1.44%	6.25%
Ratios to average net assets(a)
Total gross expenses	0.55%	0.54%	0.56%	0.59%	0.59%
Total net expenses(b)	0.55%	0.54%	0.55%	0.56%	0.53%
Net investment income	2.14%	2.46%	1.97%	1.76%	2.43%
Supplemental data
Net assets, end of period (in thousands)	$845,695	$887,028	$2,450,406	$2,929,154	$2,725,076
Portfolio turnover	102%	78%	78%	89%	117%

Notes to Financial Highlights

(a)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(b)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
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COLUMBIA VARIABLE PORTFOLIO — LIMITED DURATION CREDIT FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended December 31,
Class 2	2016	2015	2014	2013	2012
Per share data
Net asset value, beginning of period	$9.30	$10.07	$10.41	$10.64	$10.31
Income from investment operations:
Net investment income	0.17	0.22	0.19	0.16	0.22
Net realized and unrealized gain (loss)	0.32	(0.45)	(0.15)	(0.04)	0.39
Total from investment operations	0.49	(0.23)	0.04	0.12	0.61
Less distributions to shareholders:
Net investment income	(0.36)	(0.54)	(0.17)	(0.23)	(0.28)
Net realized gains	—	—	(0.21)	(0.12)	—
Total distributions to shareholders	(0.36)	(0.54)	(0.38)	(0.35)	(0.28)
Net asset value, end of period	$9.43	$9.30	$10.07	$10.41	$10.64
Total return	5.28%	(2.49%)	0.31%	1.19%	6.05%
Ratios to average net assets(a)
Total gross expenses	0.81%	0.80%	0.81%	0.84%	0.84%
Total net expenses(b)	0.80%	0.79%	0.80%	0.81%	0.78%
Net investment income	1.85%	2.29%	1.83%	1.51%	2.13%
Supplemental data
Net assets, end of period (in thousands)	$35,554	$22,577	$20,712	$9,481	$6,521
Portfolio turnover	102%	78%	78%	89%	117%

Notes to Financial Highlights

(a)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(b)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
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COLUMBIA VARIABLE PORTFOLIO — LIMITED DURATION CREDIT FUND

NOTES TO FINANCIAL STATEMENTS

December 31, 2016

Note 1. Organization

Columbia Variable Portfolio — Limited Duration Credit Fund (the Fund), a series of Columbia Funds Variable Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund offers Class 1 and Class 2 shares to separate accounts funding variable annuity contracts and variable life insurance policies (collectively, Contracts) issued by affiliated and unaffiliated life insurance companies as well as qualified pension and retirement plans (Qualified Plans) and other qualified institutional investors (Qualified Investors) authorized by Columbia Management Investment Distributors, Inc. (the Distributor). You may not buy (nor will you own) shares of the Fund directly. You may invest by participating in a Qualified Plan or by buying a Contract and making allocations to the Fund. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust's organizational documents or by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own cost structure and other features.

Note 2. Summary of Significant Accounting Policies

Basis of Preparation

The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services — Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation

Debt securities generally are valued by pricing services approved by the Board of Trustees based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques that take into account, as applicable, factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as approved independent broker-dealer quotes. Debt securities for which quotations are not readily available or not believed to be reflective of market value may also be valued based upon a bid quote from an approved independent broker-dealer. Debt securities maturing in 60 days or less are valued primarily at amortized cost value, unless this method results in a valuation that management believes does not approximate market value.

Investments in open-end investment companies, including money market funds, are valued at their latest net asset value.

Futures and options on futures contracts are valued based upon the settlement price at the close of regular trading on their principal exchanges or, in the absence of transactions, at the mean of the latest quoted bid and ask prices.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security.

The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.

GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund's Portfolio of Investments.

Annual Report 2016
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COLUMBIA VARIABLE PORTFOLIO — LIMITED DURATION CREDIT FUND

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2016

Derivative Instruments

The Fund invests in certain derivative instruments, as detailed below, to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more securities, currencies, commodities, indices, or other assets or instruments. Derivatives may be used to increase investment flexibility (including to maintain cash reserves while maintaining desired exposure to certain assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligations under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell or terminate, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.

A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform its obligations under the contract. The Fund's risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty, plus any replacement costs or related amounts. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the clearinghouse or central counterparty (CCP) provides some protection in the case of clearing member default. The clearinghouse or CCP stands between the buyer and the seller of the contract; therefore, additional counterparty credit risk is failure of the clearinghouse or CCP. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker's customer account. While brokers are required to segregate customer margin from their own assets, in the event that a broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker for all its clients, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker's customers (including the Fund), potentially resulting in losses to the Fund.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivatives contract counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instrument's payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting), including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset or netting in bankruptcy, insolvency or other events.

Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the clearinghouse or CCP for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms are contract specific for over-the-counter derivatives. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

Annual Report 2016
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COLUMBIA VARIABLE PORTFOLIO — LIMITED DURATION CREDIT FUND

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2016

Certain ISDA Master Agreements allow counterparties of over-the-counter derivatives transactions to terminate derivatives contracts prior to maturity in the event the Fund's net asset value declines by a stated percentage over a specified time period or if the Fund fails to meet certain terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty. The Fund also has termination rights if the counterparty fails to meet certain terms of the ISDA Master Agreement. In addition to considering counterparty credit risk, the Fund would consider terminating the derivatives contracts based on whether termination would result in a net liability owed from the counterparty.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.

Futures Contracts

Futures contracts are exchange-traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to manage the duration and yield curve exposure of the Fund versus the benchmark and to manage exposure to movements in interest rates. These instruments may be used for other purposes in future periods. Upon entering into futures contracts, the Fund bears risks that it may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.

Upon entering into a futures contract, the Fund deposits cash or securities with the broker, known as a futures commission merchant (FCM), in an amount sufficient to meet the initial margin requirement. The initial margin deposit must be maintained at an established level over the life of the contract. Cash deposited as initial margin is recorded in the Statement of Assets and Liabilities as margin deposits. Securities deposited as initial margin are designated in the Portfolio of Investments. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.

Effects of Derivative Transactions in the Financial Statements

The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Statement of Operations, including realized and unrealized gains (losses). The derivative instrument schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.

The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at December 31, 2016:

Asset Derivatives
Risk Exposure Category	Statement of Assets and Liabilities Location	Fair Value ($)
Interest rate risk	Net assets — unrealized appreciation on futures contracts	825,653	*
Liability Derivatives
Risk Exposure Category	Statement of Assets and Liabilities Location	Fair Value ($)
Interest rate risk	Net assets — unrealized depreciation on futures contracts	80,783	*

*Includes cumulative appreciation (depreciation) as reported in the tables following the Portfolio of Investments. Only the current day's variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.

The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the year ended December 31, 2016:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Risk Exposure Category	Futures Contracts ($)
Interest rate risk	(7,367,648)
Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Risk Exposure Category	Futures Contracts ($)
Interest rate risk	23,590

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COLUMBIA VARIABLE PORTFOLIO — LIMITED DURATION CREDIT FUND

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2016

The following table provides a summary of the average outstanding volume by derivative instrument for the year ended December 31, 2016:

Derivative Instrument	Average Notional Amounts ($)*
Futures contracts — Long	58,366,090
Futures contracts — Short	237,329,432

*Based on the ending quarterly outstanding amounts for the year ended December 31, 2016.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted.

The Fund may place a debt security on non-accrual status and reduce related interest income when it becomes probable that the interest will not be collected and the amount of uncollectible interest can be reasonably estimated. A defaulted debt security is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured.

Dividend income is recorded on the ex-dividend date.

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal

Revenue Code, as amended, and will distribute substantially all of its taxable income, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, because the Fund meets the exception under Internal Revenue Code Section 4982(f), the Fund expects not to be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Distributions to Subaccounts

Distributions to the subaccounts of Contracts, Qualified Plans and Qualified Investors are recorded at the close of business on the record date and are payable on the first business day following the record date. Dividends from net investment income, if any, are declared and distributed annually. Capital gains distributions, when available, will be made annually. However, an additional capital gain distribution may be made during the fiscal year in order to comply with the Internal Revenue Code, as applicable to registered investment companies. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. All dividends and distributions are reinvested in additional shares of the applicable share class of the Fund at the net asset value as of the ex-dividend date of the distribution.

Guarantees and Indemnifications

Under the Trust's organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Investment Company Reporting Modernization

In October 2016, the U.S. Securities and Exchange Commission adopted new rules and forms, and amendments to certain current rules and forms, to modernize reporting and disclosure of information by registered investment companies. The amendments to Regulation S-X will require standardized, enhanced disclosure about derivatives in investment company financial statements, and will also change the rules governing the form and content of such financial statements. The amendments to Regulation S-X take effect on August 1, 2017. At this time, management is assessing the anticipated impact of these regulatory developments.

Annual Report 2016
22

COLUMBIA VARIABLE PORTFOLIO — LIMITED DURATION CREDIT FUND

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2016

Note 3. Fees and Other Transactions with Affiliates

Management Services Fees

Effective May 1, 2016, the Fund entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to a percentage of the Fund's average daily net assets that declines from 0.48% to 0.33% as the Fund's net assets increase. Prior to May 1, 2016, the Fund paid the Investment Manager an annual fee for advisory services under an Investment Management Services Agreement and a separate annual fee for administrative and accounting services under an Administrative Services Agreement. The effective management services fee rate for the year ended December 31, 2016 (reflecting all advisory and administrative services fees paid to the Investment Manager) was 0.48% of the Fund's average daily net assets. For the period from January 1, 2016 through April 30, 2016, the investment advisory services fee paid to the Investment Manager was $1,213,701, and the administrative services fee paid to the Investment Manager was $200,617.

Compensation of Board Members

Board of Trustee members, who are not officers or employees of the Investment Manager or Ameriprise Financial, are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Plan), these Board of Trustee members may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund's liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan. All amounts payable under the Plan constitute a general unsecured obligation of the Fund.

Compensation of Chief Compliance Officer

The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund is allocated a portion of the expenses associated with the Chief Compliance Officer based on relative net assets of the Trust.

Transfer Agency Fees

The Fund has a Transfer and Dividend Disbursing Agent Agreement with Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial. The annual fee rate under this agreement is 0.06% of the Fund's average daily net assets attributable to each share class.

Other Expenses

Other expenses are for, among other things, miscellaneous expenses of the Fund or the Board of Trustees, including payments to Board Services Corp., a company providing limited administrative services to the Fund and the Board of Trustees. That company's expenses include boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. For the year ended December 31, 2016, other expenses paid by the Fund to this company were $646.

Distribution Fees

The Fund has an agreement with the Distributor, an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution services. Under a Plan and Agreement of Distribution, the Fund pays a fee at an annual rate of up to 0.25% of the Fund's average daily net assets attributable to Class 2 shares. The Fund pays no distribution and service fees for Class 1 shares.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the periods disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund's net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund's custodian, do not exceed the following annual rates as a percentage of the class' average daily net assets:

	May 1, 2016 through April 30, 2017	Prior to May 1, 2016
Class 1	0.56%	0.54%
Class 2	0.81	0.79

Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the

Annual Report 2016
23

COLUMBIA VARIABLE PORTFOLIO — LIMITED DURATION CREDIT FUND

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2016

waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend and interest expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.

Note 4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.

At December 31, 2016, these differences are primarily due to differing treatment for capital loss carryforwards, deferral/reversal of wash sale losses, Trustees' deferred compensation, derivative investments and tax straddles. To the extent these differences are permanent, reclassifications are made among the components of the Fund's net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications.

In the Statement of Assets and Liabilities the following reclassifications were made:

Undistributed net investment income	$(1)
Accumulated net realized loss	2
Paid-in capital	(1)

Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years indicated was as follows:

Year Ended December 31,	2016	2015
Ordinary income	$35,968,566	$53,254,736

Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.

At December 31, 2016, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$18,998,021
Capital loss carryforwards	(36,016,754)
Net unrealized depreciation	(2,097,603)

At December 31, 2016, the cost of investments for federal income tax purposes was $878,896,843 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$3,673,789
Unrealized depreciation	(5,771,392)
Net unrealized depreciation	$(2,097,603)

The following capital loss carryforwards, determined at December 31, 2016, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

Year of Expiration	Amount ($)
No expiration — short-term	19,996,692
No expiration — long-term	16,020,062
Total	36,016,754

Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management's conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 5. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $837,846,154 and $852,495,625, respectively, for the year ended December 31, 2016, of which $139,293,938 and $56,900,781, respectively, were U.S. government securities. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.

Annual Report 2016
24

COLUMBIA VARIABLE PORTFOLIO — LIMITED DURATION CREDIT FUND

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2016

Note 6. Affiliated Money Market Fund

The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends — affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. Effective October 1, 2016, the Affiliated MMF prices its shares with a floating net asset value (NAV) and no longer seeks to maintain a stable NAV. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.

Note 7. Line of Credit

The Fund has access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., HSBC Bank USA, N.A. and JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility agreement, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, that permits collective borrowings up to $1 billion. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations.

The Fund had no borrowings during the year ended December 31, 2016.

Note 8. Significant Risks

Credit Risk

Credit risk is the risk that the value of debt securities in the Fund's portfolio may decline because the issuer may default and fail to pay interest or repay principal when due. Rating agencies assign credit ratings to debt securities to indicate their credit risk. Lower rated or unrated debt securities held by the Fund may present increased credit risk as compared to higher-rated debt securities.

Interest Rate Risk

Interest rate risk is the risk of losses attributable to changes in interest rates. In general, if prevailing interest rates rise, the values of debt securities tend to fall, and if interest rates fall, the values of debt securities tend to rise. Actions by governments and central banking authorities can result in increases in interest rates. Increasing interest rates may negatively affect the value of debt securities held by the fund, resulting in a negative impact on the Fund's performance and net asset value per share. In general, the longer the maturity or duration of a debt security, the greater its sensitivity to changes in interest rates.

Liquidity Risk

Liquidity risk is the risk associated with a lack of marketability of investments which may make it difficult to sell the investment at a desirable time or price. Changing regulatory, market or other conditions or environments (for example, the interest rate or credit environments) may adversely affect the liquidity of the Fund's investments. The Fund may have to accept a lower selling price for the holding, sell other investments, or forego another, more appealing investment opportunity. Generally, the less liquid the market at the time the Fund sells a portfolio investment, the greater the risk of loss or decline of value to the Fund. A less liquid market can lead to an increase in Fund redemptions, which may negatively impact Fund performance and net asset value per share, including, for example, if the Fund is forced to sell securities in a down market.

Shareholder Concentration Risk

At December 31, 2016, affiliated shareholders of record owned 100% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid or more liquid positions, resulting in Fund losses and the Fund holding a higher percentage of less liquid or illiquid securities. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.

Annual Report 2016
25

COLUMBIA VARIABLE PORTFOLIO — LIMITED DURATION CREDIT FUND

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2016

Note 9. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Note 10. Information Regarding Pending and Settled Legal Proceedings

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

Annual Report 2016
26

COLUMBIA VARIABLE PORTFOLIO — LIMITED DURATION CREDIT FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of Columbia Funds Variable Series Trust II and the Shareholders of
Columbia Variable Portfolio — Limited Duration Credit Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Variable Portfolio — Limited Duration Credit Fund (the "Fund," a series of Columbia Funds Variable Series Trust II) as of December 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of December 31, 2016 by correspondence with the custodian, brokers and transfer agent, and the application of alternative auditing procedures where such confirmations had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Minneapolis, MN
February 17, 2017

Annual Report 2016
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COLUMBIA VARIABLE PORTFOLIO — LIMITED DURATION CREDIT FUND

TRUSTEES AND OFFICERS

Shareholders elect the Board that oversees the Fund's operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund's Trustees, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, Trustees not affiliated with the Investment Manager generally may serve through the end of the calendar year in which they reach either the mandatory retirement age established by the Board or the fifteenth anniversary of the first Board meeting they attended as a member of the Board.

Independent Trustees

Name, Address, Year of Birth	Position Held With the Trust and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
George S. Batejan 901 S. Marquette Ave. Minneapolis, MN 55402 1953	Trustee since 1/17	Executive Vice President, Global Head of Technology and Operations, Janus Capital Group, Inc., 2010-2016	124

Trustee to other Columbia Funds since 2017; Advisory Board Member, University of Colorado Business School (Executive Committee, Nominating Committee and Governance Committee) since November 2015; former Chairman of the Board, NICSA (National Investment Company Services Association), 2014-2016; former Director, Intech Investment Management, 2011-2016; former Board Member, Metro Denver Chamber of Commerce, 2015-2016

Kathleen Blatz 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Trustee since 1/06 for RiverSource Funds and since 6/11 for Nations Funds	Attorney, specializing in arbitration and mediation; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees	126	Trustee to other Columbia Funds since 2006; Trustee, BlueCross BlueShield of Minnesota (Chair of the Business Development Committee) since 2009; Chair of the Robina Foundation since August 2013

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COLUMBIA VARIABLE PORTFOLIO — LIMITED DURATION CREDIT FUND

TRUSTEES AND OFFICERS (continued)

Independent Trustees (continued)

Name, Address, Year of Birth	Position Held With the Trust and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
Edward J. Boudreau, Jr. 901 S. Marquette Ave. Minneapolis, MN 55402 1944	Trustee since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, E.J. Boudreau & Associates (consulting) since 2000; FINRA Industry Arbitrator, 2002-present; Chairman and Chief Executive Officer, John Hancock Investments (asset management), Chairman and Interested Trustee for open-end and closed-end funds offered by John Hancock, 1989-2000; John Hancock Mutual Life Insurance Company, including Senior Vice President and Treasurer and Senior Vice President Information Technology, 1968-1988	124	Trustee to other Columbia Funds since 2005; former Trustee, Boston Museum of Science (Chair of Finance Committee), 1985-2013; former Trustee, BofA Funds Series Trust (11 funds), 2005-2011
Pamela G. Carlton 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Trustee since 7/07 for RiverSource Funds and since 6/11 for Nations Funds	President, Springboard-Partners in Cross Cultural Leadership (consulting company) since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, Morgan Stanley, 1982-1991	126	Trustee to other Columbia Funds since 2007; Trustee, New York Presbyterian Hospital Board (Executive Committee and Chair of Human Resources Committee) since 1996
William P. Carmichael 901 S. Marquette Ave. Minneapolis, MN 55402 1943	Trustee since 6/11 for RiverSource Funds and since 2003 for Nations Funds; Chair of the Board from 1/14-11/15	Retired; Co-founder, The Succession Fund (provides exit strategies to owners of privately held companies), 1998-2007; Adjunct Professor of Finance, Kelley School of Business, Indiana University, 1993-2007; Senior Vice President, Sara Lee Corporation, 1991-1993; Senior Vice President and Chief Financial Officer, Beatrice Foods Company, 1984-1990; Vice President, Esmark, Inc., 1973-1984; Associate, Price Waterhouse, 1968-1972	126

Trustee to other Columbia Funds since 2003; Director, The Finish Line (athletic shoes and apparel) since July 2003; Director, hhgregg since May, 2015; former Director, Cobra Electronics Corporation (electronic equipment manufacturer), 1994-August 2014; former Director, Spectrum Brands, Inc. (consumer products), 2002-2009; former Director, Simmons Company (bedding), 2004-2010; former Trustee, BofA Funds Series Trust (11 funds) 2003-2011; former Director, McMoRan Exploration Company (oil and gas exploration and development) 2010-2013; former Director, International Textile Corp., 2012-2016

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COLUMBIA VARIABLE PORTFOLIO — LIMITED DURATION CREDIT FUND

TRUSTEES AND OFFICERS (continued)

Independent Trustees (continued)

Name, Address, Year of Birth	Position Held With the Trust and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
Patricia M. Flynn 901 S. Marquette Ave. Minneapolis, MN 55402 1950	Trustee since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Trustee Professor of Economics and Management, Bentley University since 1976 (also teaches and conducts research on corporate governance); Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	126	Trustee to other Columbia Funds since 2004; Trustee, MA Taxpayers Foundation since 1997; Board of Governors, Innovation Institute, MA Technology Collaborative since 2010
William A. Hawkins 901 S. Marquette Ave. Minneapolis, MN 55402 1942	Chair of the Board since 11/15; Trustee since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, Overton Partners (financial consulting), since August 2010; President and Chief Executive Officer, California General Bank, N.A., January 2008-August 2010; Operation Hope, COO, 2004-2007; IndyMac Bancorp, President, CBG, 1999-2003; American General Bank, President, 1997-1999; Griffin Financial Services, CEO, 1981-1997; The Griffin Funds, CEO, 1992-1998	126	Trustee to other Columbia Funds since 2005; former Trustee, BofA Funds Series Trust (11 funds), 2005-2015
Catherine James Paglia 901 S. Marquette Ave. Minneapolis, MN 55402 1952	Trustee since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Director, Enterprise Asset Management, Inc. (private real estate and asset management company) since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Managing Director, Morgan Stanley, 1982-1989; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	126

Trustee to other Columbia Funds since 2004; Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012; Trustee, Carleton College (on the Investment Committee); Trustee, Carnegie Endowment for International Peace (on the Investment Committee)

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COLUMBIA VARIABLE PORTFOLIO — LIMITED DURATION CREDIT FUND

TRUSTEES AND OFFICERS (continued)

Independent Trustees (continued)

Name, Address, Year of Birth	Position Held With the Trust and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
Minor M. Shaw 901 S. Marquette Ave. Minneapolis, MN 55402 1947	Trustee since 6/11 for RiverSource Funds and since 2003 for Nations Funds	President, Micco LLC (private investments) since 2011; President, Micco Corp. (family investment business), 1998-2011	126

Trustee to other Columbia Funds since 2003; Director, BlueCross BlueShield of South Carolina since April 2008; Advisory Board member, Duke Energy Corp. since October 2016; Chair of the Duke Endowment; Director, National Association of Corporate Directors, Carolinas Chapter, since 2013; Chair of Greenville — Spartanburg Airport Commission; former Trustee, BofA Funds Series Trust (11 funds), 2003-2011; former Director, Piedmont Natural Gas, 2004-2016

John G. Taft 901 S. Marquette Ave. Minneapolis, MN 55402 1955	Trustee since 1/17	Chief Executive Officer, RBC Wealth Management (a division of RBC Capital Markets LLC), 2005-2016	124	Trustee to other Columbia Funds since 2017; Trustee, Andy Warhol Foundation for Visual Arts (Finance Committee) since 2014; former Director, RBC Global Asset Management — U.S., 2001-2016
Alison Taunton-Rigby 901 S. Marquette Ave. Minneapolis, MN 55402 1944	Trustee since 11/02 for RiverSource Funds and since 6/11 for Nations Funds	President, Chief Executive Officer and Director, RiboNovix, Inc., 2003-2010; CMT Inc., 2001-2003; Aquila Biopharmaceuticals Inc., 1996-2000; Cambridge Biotech Corporation, 1995-1996; Mitotix Inc., 1993-1994	126

Trustee to other Columbia Funds since 2002; Director, Boston Children's Hospital since 2002; Director, ICI Mutual Insurance Company, since 2011; Director, Blumont/IRD since 2016; Director, Mount Ida College since 2016; former Director, Abt Associates (government contractor), 2001-2016; former Director, Healthways, Inc. (health and well-being solutions), 2005-2016

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COLUMBIA VARIABLE PORTFOLIO — LIMITED DURATION CREDIT FUND

TRUSTEES AND OFFICERS (continued)

Interested Trustee Not Affiliated with Investment Manager*

Name, Address, Year of Birth	Position Held with the Trusts and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
Anthony M. Santomero 901 S. Marquette Ave. Minneapolis, MN 55402 1946	Trustee since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008; President, Federal Reserve Bank of Philadelphia, 2000-2006; Professor of Finance, The Wharton School, University of Pennsylvania, 1972-2002	124

Trustee to other Columbia Funds since 2008; Trustee, Penn Mutual Life Insurance Company since March 2008; Director, Renaissance Reinsurance Ltd. since May 2008; Director, Citigroup Inc. since 2009; Director, Citibank, N.A. since 2009; former Trustee, BofA Funds Series Trust (11 funds), 2008-2011

* Dr. Santomero is not an affiliated person of the Investment Manager or Ameriprise Financial. However, he is currently deemed by the Funds to be an "interested person" (as defined in the 1940 Act) of the Funds because he serves as a Director of Citigroup Inc. and Citibank, N.A., companies that may directly or through subsidiaries and affiliates engage from time-to-time in brokerage execution, principal transactions and lending relationships with the Funds or accounts advised/managed by the Investment Manager.

Interested Trustee Affiliated with Investment Manager*

Name, Address, Year of Birth	Position Held With the Trusts and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
William F. Truscott c/o Columbia Management Investment Advisers, LLC, 225 Franklin St. Boston, MA 02110 1960	Trustee since 11/01 for RiverSource Funds and since 6/11 for Nations Funds; Senior Vice President since 2002 for RiverSource Funds and since 5/10 for Nations Funds

Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010-September 2012); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006-August 2012.

185

Trustee to other Columbia Funds since 2001; Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010; Director, Columbia Management Investment Distributors, Inc. since May 2010; Former Director, Ameriprise Certificate Company, 2006-January 2013

* Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.

The Statement of Additional Information has additional information about the Fund's Board members and is available, without charge, upon request by calling 800.345.6611 or contacting your financial intermediary.

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COLUMBIA VARIABLE PORTFOLIO — LIMITED DURATION CREDIT FUND

TRUSTEES AND OFFICERS (continued)

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Truscott, who is Senior Vice President, the Fund's other officers are:

Fund Officers

Name, Address and Year of Birth	Position and Year First Appointed to Position for any Fund in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) During Past Five Years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)

Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously, Vice President and Chief Counsel January 2010-December 2014); officer of Columbia Funds and affiliated funds since 2007.

Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Treasurer (2011), Chief Financial Officer (2009) and Chief Accounting Officer (2015)	Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; senior officer of Columbia Funds and affiliated funds since 2002.
Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Senior Vice President (2011), Chief Legal Officer (2015) and Assistant Secretary (2008)

Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since January 2017 (previously Vice President and Lead Chief Counsel, November 2008-January 2017 and January 2013-January 2017, respectively, and Chief Counsel, January 2010-January 2013); Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since May 2010.

Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010.
Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)

Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Executive Vice President and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since July 2013 (previously Director and Global Chief Investment Officer, 2010-2013).

Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010.
Amy Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Vice President (2006)	Managing Director and Global Head of Operations, Columbia Management Investment Advisers, LLC since April 2016 (previously Managing Director and Chief Operating Officer, 2010-2016).
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Vice President and Secretary (2015)	Vice President and Group Counsel, Ameriprise Financial, Inc. since August 2011; officer of Columbia Funds and affiliated funds since 2005.

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COLUMBIA VARIABLE PORTFOLIO — LIMITED DURATION CREDIT FUND

IMPORTANT INFORMATION ABOUT THIS REPORT

The policy of the Board is to vote the proxies of the companies in which each fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how each fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting investor.columbiathreadneedleus.com, or searching the website of the SEC at sec.gov.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund's Form N-Q is available on the SEC's website at sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. Each fund's complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.

Annual Report 2016
37

Columbia Variable Portfolio — Limited Duration Credit Fund

P.O. Box 8081

Boston, MA 02266-8081

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For fund and other investment product prospectuses, which contain this and other important information, contact your financial advisor or insurance representative. Please read the prospectus carefully before you invest. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies.

All rights reserved. Columbia Management Investment Distributors, Inc., 225 Franklin Street, Boston, MA 02110-2804

© 2017 Columbia Management Investment Advisers, LLC.

S-6679 AN (2/17)

ANNUAL REPORT

December 31, 2016

VARIABLE PORTFOLIO — LOOMIS SAYLES
GROWTH FUND

Please remember that you may not buy (nor will you own) shares of the Fund directly. The Fund is available through variable annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies as well as qualified pension and retirement plans. Please contact your financial advisor or insurance representative for more information.

VARIABLE PORTFOLIO — LOOMIS SAYLES GROWTH FUND

Performance Overview	2
Manager Discussion of Fund Performance	4
Understanding Your Fund's Expenses	7
Portfolio of Investments	8
Statement of Assets and Liabilities	11
Statement of Operations	12
Statement of Changes in Net Assets	13
Financial Highlights	15
Notes to Financial Statements	17
Report of Independent Registered Public Accounting Firm	23
Trustees and Officers	24
Important Information About This Report	33

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.

Annual Report 2016

VARIABLE PORTFOLIO — LOOMIS SAYLES GROWTH FUND

PERFORMANCE OVERVIEW

Performance Summary

■  Variable Portfolio — Loomis Sayles Growth Fund (the Fund) Class 2 shares returned 5.57% for the 12-month period that ended December 31, 2016.

■  The Fund underperformed its benchmark, the Russell 1000 Growth Index, which returned 7.08% for the same time period.

■  Holdings in the information technology, industrials and consumer discretionary sectors contributed to relative performance, while positions in consumer staples, health care and financials detracted.

Average Annual Total Returns (%) (for period ended December 31, 2016)

	Inception	1 Year	5 Years	Life
Class 1	05/07/10	5.78	14.28	12.55
Class 2	05/07/10	5.57	14.02	12.27
Russell 1000 Growth Index		7.08	14.50	13.92

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your financial advisor or insurance representative.

Performance results reflect the effect of any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.

The Fund's performance prior to March 2014 reflects returns achieved by one or more different subadvisers. If the Fund's current subadviser had been in place for the prior periods, results shown may have been different.

The Russell 1000 Growth Index, an unmanaged index, measures the performance of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.

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VARIABLE PORTFOLIO — LOOMIS SAYLES GROWTH FUND

PERFORMANCE OVERVIEW (continued)

Performance of a Hypothetical $10,000 Investment (May 7, 2010 – December 31, 2016)

The chart above shows the change in value of a hypothetical $10,000 investment in Class 2 shares of Variable Portfolio — Loomis Sayles Growth Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The returns also do not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan, if any.

Annual Report 2016
3

VARIABLE PORTFOLIO — LOOMIS SAYLES GROWTH FUND

MANAGER DISCUSSION OF FUND PERFORMANCE

Portfolio Management

Loomis, Sayles & Company, L.P.

Aziz Hamzaogullari, CFA

Top Ten Holdings (%) (at December 31, 2016)
Amazon.com, Inc.	6.9
Facebook, Inc., Class A	6.2
Cisco Systems, Inc.	5.0
Visa, Inc., Class A	4.9
Alibaba Group Holding Ltd., ADR	4.6
QUALCOMM, Inc.	4.5
Oracle Corp.	4.2
Monster Beverage Corp.	3.9
Novo Nordisk A/S, ADR	3.3
Procter & Gamble Co. (The) 1.990%	3.3

Percentages indicated are based upon total investments (excluding Money Market Funds).

For further detail about these holdings, please refer to the section entitled "Portfolio of Investments."

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

Portfolio Breakdown (%) (at December 31, 2016)
Common Stocks	99.4
Money Market Funds	0.6
Total	100.0

Percentages indicated are based upon total investments. The Fund's portfolio composition is subject to change.

Equity Sector Breakdown (%) (at December 31, 2016)
Consumer Discretionary	9.9
Consumer Staples	13.5
Energy	2.6
Financials	6.5
Health Care	16.1
Industrials	8.8
Information Technology	42.6
Total	100.0

Percentages indicated are based upon total equity investments. The Fund's portfolio composition is subject to change.

At December 31, 2016, approximately 91.1% of the Fund's shares were owned in the aggregate by affiliated funds-of-funds managed by Columbia Management Investment Advisers, LLC (the Investment Manager). As a result of asset allocation decisions by the Investment Manager, it is possible that the Fund may experience relatively large purchases or redemptions from affiliated funds-of-funds. The Investment Manager seeks to minimize the impact of these transactions by structuring them over a reasonable period of time. The Fund may experience increased expenses as it buys and sells securities as a result of purchases or redemptions by affiliated funds-of-funds.

For the 12-month period that ended December 31, 2016, the Fund's Class 2 shares returned 5.57%. The Fund underperformed its benchmark, the Russell 1000 Growth Index, which returned 7.08% over the same period. Holdings in the information technology, industrials and consumer discretionary sectors contributed to relative performance, while positions in consumer staples, health care and financials detracted.

A Year of Uncertainty and Market Volatility

In a year marked by volatility and surprises, risk aversion and "safety" were the bywords for many investors. An unexpected result in the U.S. Presidential election, slowing economic growth in China, the negative effect of lower energy prices on industrial sectors, fears of slower growth in the U.S., uncertainty about the course of future Federal Reserve monetary tightening, and the U.K vote to leave the European Union all contributed to uncertainty and volatility. In this climate, low-volatility/high-dividend-paying stocks were significant drivers of market returns with dividend-paying and other "safety" stocks outperforming, while stocks of higher growth companies generally underperformed. In the wake of the U.S. election, speculation about potential policy initiatives of the new administration favored companies — many of them exhibiting little secular growth — expected to benefit from a less onerous regulatory environment, lower corporate tax rates, and infrastructure and defense spending.

Contributors and Detractors

Information technology, consumer discretionary and industrials contributed the most to the Fund's relative performance during the period. Information technology was an overweight while consumer discretionary and industrials were underweights. Security selection helped the most in all three sectors. Among holdings, Qualcomm, ARM Holdings and Cisco Systems were among the largest contributors during the period. All three provided positive absolute returns. Qualcomm reported better-than-expected quarterly results in its technology licensing and chip manufacturing businesses throughout the period. Following the company's positive settlement with China's antitrust regulators in 2015, Qualcomm has now signed approved deals with all top smartphone manufacturers in China. We currently believe Qualcomm is well positioned to benefit from long-term secular growth in mobile devices and that market expectations embed future growth well below our estimate. Shares of ARM Holdings, the world's leading semiconductor intellectual property (IP) supplier, rose about 40% in July on news of its all-cash acquisition by Softbank Group
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VARIABLE PORTFOLIO — LOOMIS SAYLES GROWTH FUND

MANAGER DISCUSSION OF FUND PERFORMANCE (continued)

Corporation. Similar to our long-term thesis, Softbank recognized that the fundamental drivers for ARM remain robust as it benefits from increased chip connectivity, complexity, and chip architecture outsourcing. ARM Holdings became a privately-held company when Softbank's purchase of ARM became final in September; therefore, the shares were effectively sold from the portfolio. Cisco Systems reported solid revenue growth and expanding operating margins that surpassed the nine-year high achieved in late 2015 and demonstrated it is successfully migrating to data networking products delivered in both on-premise and cloud-based models. With its decades of know-how, Cisco has broadened its architectural approach to deliver an unmatched solution. We believe Cisco is well positioned to benefit from the growth in cloud computing and new networking architectures. Both Qualcomm and Cisco are selling at a significant discount to our estimate of intrinsic value, offering compelling reward-to-risk opportunities.

Consumer staples, health care and financials detracted the most from the Fund's relative performance. Consumer staples and financials were overweights while health care was an underweight. Security selection hurt the most in all three sectors. As for individual holdings, Novo Nordisk, Monster Beverage and Cerner were among the largest detractors during the period. Novo Nordisk a Denmark-based diabetes-focused pharmaceutical company, reported fundamentally solid growth during the period. Strong performance came from new-generation insulin therapy Tresiba and non-insulin anti-diabetic therapy Victoza. However, management issued lower-than-expected near-term guidance and meaningfully lowered its longer term operating profit growth guidance to 5% from 10%, citing near-term pricing pressure in the U.S., which accounts for approximately 50% of the company's sales. Monster Beverage reported solid fundamental results during the period, taking market share in its North American and international markets and consistently expanding gross margins. However, weakness in the non-alcoholic-ready-to-drink market in the U.S. and short-term distribution disruptions in some international markets arising from the transition to Coca-Cola's global distribution network had a greater-than-expected negative impact, making Monster one of the largest detractors to performance. Cerner reported solid revenue and earnings per share growth over the past year as well as a robust increase in bookings. New business bookings of $1.4 billion in the most recent quarter represented the second highest quarterly total in the company's history but were down 10% over the prior year quarter's record total. Although Cerner's bookings pipeline is strong, near-term weakness in hospital spending delayed purchase decisions. All three detractors are selling at a significant discount to our estimate of intrinsic value, offering compelling reward-to-risk opportunities.

Portfolio Positioning

There were no material changes to our sector allocation during the period. Among individual companies, however, we initiated a position in Deere & Company, a leading worldwide manufacturer and distributor of equipment used in agriculture, construction, forestry and turf care. We also initiated a

Annual Report 2016
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VARIABLE PORTFOLIO — LOOMIS SAYLES GROWTH FUND

MANAGER DISCUSSION OF FUND PERFORMANCE (continued)

position in Regeneron Pharmaceuticals, a fully integrated biopharmaceutical company that discovers, invents, develops, manufactures and commercializes medicines for the treatment of serious medical conditions. We also acquired a position in Yum China that was a spin-off from existing portfolio holding Yum! Brands and subsequently added to the position due to a favorable reward-to-risk opportunity. We sold our positions in Lowe's because it reached our estimate of intrinsic value, while also selling Greenhill & Co. because our investment thesis did not materialize as we had expected. We also sold our position in SAB Miller as it was acquired.

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VARIABLE PORTFOLIO — LOOMIS SAYLES GROWTH FUND

UNDERSTANDING YOUR FUND'S EXPENSES

(Unaudited)

As an investor, you incur ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

The information below does not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy (collectively, Contracts) or qualified pension and retirement plan (Qualified Plan), if any. The total fees and expenses you bear may therefore be higher than those shown below.

Analyzing Your Fund's Expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the Fund's actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the "Actual" column. The amount listed in the "Hypothetical" column assumes a 5% annual rate of return before expenses (which is not the Fund's actual return) and then applies the Fund's actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See "Compare With Other Funds" below for details on how to use the hypothetical data.

Compare With Other Funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as redemption or exchange fees, or expenses that apply to the subaccount or the Contract. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If the fees and expenses imposed under your Contract or Qualified Plan, if any, were included, your costs would be higher.

July 1, 2016 – December 31, 2016

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)		Expenses Paid During the Period ($)		Fund's Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class 1	1,000.00	1,000.00	1,034.40	1,021.40	3.66	3.64	0.72
Class 2	1,000.00	1,000.00	1,033.50	1,020.15	4.93	4.90	0.97

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund's most recent fiscal half year and divided by 366.

Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.

Annual Report 2016
7

VARIABLE PORTFOLIO — LOOMIS SAYLES GROWTH FUND

PORTFOLIO OF INVESTMENTS

December 31, 2016

(Percentages represent value of investments compared to net assets)

Common Stocks 99.1%

Issuer	Shares	Value ($)
CONSUMER DISCRETIONARY 9.8%
Hotels, Restaurants & Leisure 2.9%
Yum China Holdings, Inc.(a)	1,067,089	27,872,365
Yum! Brands, Inc.	689,622	43,673,761
Total		71,546,126
Internet & Direct Marketing Retail 6.9%
Amazon.com, Inc.(a)	223,386	167,510,460
Total Consumer Discretionary		239,056,586
CONSUMER STAPLES 13.4%
Beverages 7.0%
Coca-Cola Co. (The)	1,874,921	77,734,224
Monster Beverage Corp.(a)	2,103,591	93,273,225
Total		171,007,449
Food Products 3.1%
Danone SA, ADR	6,079,758	76,452,957
Household Products 3.3%
Procter & Gamble Co. (The)	940,921	79,112,638
Total Consumer Staples		326,573,044
ENERGY 2.6%
Energy Equipment & Services 2.6%
Schlumberger Ltd.	752,560	63,177,412
Total Energy		63,177,412
FINANCIALS 6.5%
Capital Markets 4.9%
Factset Research Systems, Inc.	281,126	45,944,422
SEI Investments Co.	1,463,107	72,218,962
Total		118,163,384
Consumer Finance 1.6%
American Express Co.	525,123	38,901,112
Total Financials		157,064,496
HEALTH CARE 15.9%
Biotechnology 4.9%
Amgen, Inc.	323,814	47,344,845
Regeneron Pharmaceuticals, Inc.(a)	194,673	71,462,511
Total		118,807,356

Common Stocks (continued)

Issuer	Shares	Value ($)
Health Care Equipment & Supplies 2.3%
Varian Medical Systems, Inc.(a)	638,613	57,334,675
Health Care Technology 2.0%
Cerner Corp.(a)	1,025,068	48,557,471
Pharmaceuticals 6.7%
Merck & Co., Inc.	554,844	32,663,666
Novartis AG, ADR	688,190	50,127,760
Novo Nordisk A/S, ADR	2,237,402	80,233,236
Total		163,024,662
Total Health Care		387,724,164
INDUSTRIALS 8.7%
Air Freight & Logistics 5.9%
Expeditors International of Washington, Inc.	1,411,016	74,727,407
United Parcel Service, Inc., Class B	602,323	69,050,309
Total		143,777,716
Machinery 2.8%
Deere & Co.	658,509	67,852,767
Total Industrials		211,630,483
INFORMATION TECHNOLOGY 42.2%
Communications Equipment 5.0%
Cisco Systems, Inc.	4,004,976	121,030,375
Internet Software & Services 16.5%
Alibaba Group Holding Ltd., ADR(a)	1,253,139	110,038,136
Alphabet, Inc., Class A(a)	91,233	72,297,591
Alphabet, Inc., Class C(a)	91,703	70,778,209
Facebook, Inc., Class A(a)	1,290,110	148,427,155
Total		401,541,091
IT Services 5.9%
Automatic Data Processing, Inc.	234,887	24,141,686
Visa, Inc., Class A	1,528,089	119,221,503
Total		143,363,189
Semiconductors & Semiconductor Equipment 4.9%
Analog Devices, Inc.	158,538	11,513,030
QUALCOMM, Inc.	1,649,571	107,552,029
Total		119,065,059

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
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VARIABLE PORTFOLIO — LOOMIS SAYLES GROWTH FUND

PORTFOLIO OF INVESTMENTS (continued)

December 31, 2016

Common Stocks (continued)

Issuer	Shares	Value ($)
Software 9.9%
Autodesk, Inc.(a)	1,006,248	74,472,415
Microsoft Corp.	1,074,122	66,745,941
Oracle Corp.	2,613,045	100,471,580
Total		241,689,936
Total Information Technology		1,026,689,650
Total Common Stocks (Cost: $2,141,677,302)		2,411,915,835

Money Market Funds 0.6%

	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.594%(b)(c)	13,899,546	13,899,546
Total Money Market Funds (Cost: $13,899,546)		13,899,546
Total Investments (Cost: $2,155,576,848)		2,425,815,381
Other Assets & Liabilities, Net		7,130,761
Net Assets		2,432,946,142

Notes to Portfolio of Investments

(a)  Non-income producing investment.

(b)  The rate shown is the seven-day current annualized yield at December 31, 2016.

(c)  As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company's outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended December 31, 2016 are as follows:

Issuer	Beginning Cost ($)	Received in Reorganization ($)	Purchase Cost ($)	Proceeds From Sales ($)	Realized Gain (Loss) ($)	Ending Cost ($)	Dividends — Affiliated Issuers ($)	Value ($)
Columbia Short-Term Cash Fund	9,282,601	1,973,638	668,386,950	(665,743,605)	(38)	13,899,546	107,569	13,899,546

Abbreviation Legend

ADR  American Depositary Receipt

Fair Value Measurements

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset's or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>  Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>  Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>  Level 3 — Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
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VARIABLE PORTFOLIO — LOOMIS SAYLES GROWTH FUND

PORTFOLIO OF INVESTMENTS (continued)

December 31, 2016

Fair Value Measurements (continued)

Certain investments that have been measured at fair value using the net asset value (NAV) per share (or its equivalent) are not categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to reconcile the fair value hierarchy to the amounts presented in the Portfolio of Investments. The Columbia Short-Term Cash Fund seeks to provide shareholders with maximum current income consistent with liquidity and stability of principal. Columbia Short-Term Cash Fund prices its shares with a floating NAV and no longer seeks to maintain a stable NAV.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund's Board of Trustees (the Board), the Investment Manager's Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager's organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The following table is a summary of the inputs used to value the Fund's investments at December 31, 2016:

	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Investments
Common Stocks
Consumer Discretionary	239,056,586	—	—	239,056,586
Consumer Staples	326,573,044	—	—	326,573,044
Energy	63,177,412	—	—	63,177,412
Financials	157,064,496	—	—	157,064,496
Health Care	387,724,164	—	—	387,724,164
Industrials	211,630,483	—	—	211,630,483
Information Technology	1,026,689,650	—	—	1,026,689,650
Total Common Stocks	2,411,915,835	—	—	2,411,915,835
Investments measured at net asset value
Money Market Funds	—	—	—	13,899,546
Total Investments	2,411,915,835	—	—	2,425,815,381

See the Portfolio of Investments for all investment classifications not indicated in the table.

There were no transfers of financial assets between levels during the period.

The accompanying Notes to Financial Statements are an integral part of this statement.

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VARIABLE PORTFOLIO — LOOMIS SAYLES GROWTH FUND

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2016

Assets
Investments, at value
Unaffiliated issuers (identified cost $2,141,677,302)	$2,411,915,835
Affiliated issuers (identified cost $13,899,546)	13,899,546
Total investments (identified cost $2,155,576,848)	2,425,815,381
Receivable for:
Investments sold	12,408,637
Capital shares sold	646,339
Dividends	1,602,774
Prepaid expenses	7,254
Total assets	2,440,480,385
Liabilities
Payable for:
Capital shares purchased	5,812,983
Management services fees	1,331,138
Distribution and/or service fees	7,055
Transfer agent fees	122,186
Compensation of board members	188,562
Chief compliance officer expenses	562
Other expenses	71,757
Total liabilities	7,534,243
Net assets applicable to outstanding capital stock	$2,432,946,142
Represented by
Trust capital	$2,432,946,142
Total — representing net assets applicable to outstanding capital stock	$2,432,946,142
Class 1
Net assets	$2,398,329,494
Shares outstanding	109,259,298
Net asset value per share	$21.95
Class 2
Net assets	$34,616,648
Shares outstanding	1,602,702
Net asset value per share	$21.60

The accompanying Notes to Financial Statements are an integral part of this statement.

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VARIABLE PORTFOLIO — LOOMIS SAYLES GROWTH FUND

STATEMENT OF OPERATIONS

Year Ended December 31, 2016

Net investment income
Income:
Dividends — unaffiliated issuers	$37,476,070
Dividends — affiliated issuers	107,569
Foreign taxes withheld	(1,923,913)
Total income	35,659,726
Expenses:
Management services fees	16,039,201
Distribution and/or service fees
Class 2	61,561
Transfer agent fees
Class 1	1,454,956
Class 2	14,774
Compensation of board members	57,305
Custodian fees	21,439
Printing and postage fees	48,128
Audit fees	32,254
Legal fees	30,244
Chief compliance officer expenses	562
Other	298,285
Total expenses	18,058,709
Net investment income	17,601,017
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	146,468,347
Investments — affiliated issuers	(38)
Net realized gain	146,468,309
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	(12,958,529)
Net change in unrealized depreciation	(12,958,529)
Net realized and unrealized gain	133,509,780
Net increase in net assets resulting from operations	$151,110,797

The accompanying Notes to Financial Statements are an integral part of this statement.

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VARIABLE PORTFOLIO — LOOMIS SAYLES GROWTH FUND

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2016	Year Ended December 31, 2015
Operations
Net investment income	$17,601,017	$10,852,333
Net realized gain	146,468,309	60,561,432
Net change in unrealized appreciation (depreciation)	(12,958,529)	101,935,280
Net increase in net assets resulting from operations	151,110,797	173,349,045
Increase in net assets from capital stock activity	69,425,019	748,655,600
Total increase in net assets	220,535,816	922,004,645
Net assets at beginning of year	2,212,410,326	1,290,405,681
Net assets at end of year	$2,432,946,142	$2,212,410,326

The accompanying Notes to Financial Statements are an integral part of this statement.

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VARIABLE PORTFOLIO — LOOMIS SAYLES GROWTH FUND

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Year Ended December 31, 2016		Year Ended December 31, 2015
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class 1 shares
Subscriptions	22,597,855	472,003,311	42,927,704	851,403,616
Fund reorganization	9,313,007	193,737,510	—	—
Redemptions	(28,988,978)	(622,842,712)	(5,118,006)	(104,181,898)
Net increase	2,921,884	42,898,109	37,809,698	747,221,718
Class 2 shares
Subscriptions	323,515	6,962,902	103,756	2,083,046
Fund reorganization	1,254,057	25,716,440	—	—
Redemptions	(287,689)	(6,152,432)	(33,490)	(649,164)
Net increase	1,289,883	26,526,910	70,266	1,433,882
Total net increase	4,211,767	69,425,019	37,879,964	748,655,600

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
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VARIABLE PORTFOLIO — LOOMIS SAYLES GROWTH FUND

FINANCIAL HIGHLIGHTS

The following tables are intended to help you understand the Fund's financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect any fees and expenses imposed under your Contract and/or Qualified Plan, as applicable; such fees and expenses would reduce the total returns for all periods shown. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund's portfolio turnover rate may be higher.

	Year Ended December 31,
Class 1	2016	2015	2014	2013	2012
Per share data
Net asset value, beginning of period	$20.75	$18.76	$16.66	$12.85	$11.26
Income from investment operations:
Net investment income	0.15	0.12	0.10	0.10	0.12
Net realized and unrealized gain	1.05	1.87	2.00	3.71	1.47
Total from investment operations	1.20	1.99	2.10	3.81	1.59
Net asset value, end of period	$21.95	$20.75	$18.76	$16.66	$12.85
Total return	5.78%	10.61%	12.61%	29.65%	14.12%
Ratios to average net assets(a)
Total gross expenses	0.73%	0.75%	0.77%	0.76%	0.75	%(b)
Total net expenses(c)	0.73%	0.75%	0.77%	0.76%	0.73	%(b)
Net investment income	0.72%	0.60%	0.58%	0.70%	0.94%
Supplemental data
Net assets, end of period (in thousands)	$2,398,329	$2,206,011	$1,285,907	$1,108,798	$1,682,857
Portfolio turnover	19%	14%	103%	73%	80%

Notes to Financial Highlights

(a)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(b)  Ratios include line of credit interest expense which is less than 0.01%.

(c)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
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VARIABLE PORTFOLIO — LOOMIS SAYLES GROWTH FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended December 31,
Class 2	2016	2015	2014	2013	2012
Per share data
Net asset value, beginning of period	$20.46	$18.55	$16.51	$12.76	$11.21
Income from investment operations:
Net investment income	0.09	0.07	0.06	0.07	0.10
Net realized and unrealized gain	1.05	1.84	1.98	3.68	1.45
Total from investment operations	1.14	1.91	2.04	3.75	1.55
Net asset value, end of period	$21.60	$20.46	$18.55	$16.51	$12.76
Total return	5.57%	10.30%	12.36%	29.39%	13.83%
Ratios to average net assets(a)
Total gross expenses	0.98%	1.00%	1.02%	1.02%	1.00	%(b)
Total net expenses(c)	0.98%	1.00%	1.02%	1.02%	0.99	%(b)
Net investment income	0.41%	0.38%	0.33%	0.46%	0.79%
Supplemental data
Net assets, end of period (in thousands)	$34,617	$6,399	$4,499	$3,085	$1,452
Portfolio turnover	19%	14%	103%	73%	80%

Notes to Financial Highlights

(a)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(b)  Ratios include line of credit interest expense which is less than 0.01%.

(c)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
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VARIABLE PORTFOLIO — LOOMIS SAYLES GROWTH FUND

NOTES TO FINANCIAL STATEMENTS

December 31, 2016

Note 1. Organization

Variable Portfolio — Loomis Sayles Growth Fund (the Fund), a series of Columbia Funds Variable Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund offers Class 1 and Class 2 shares to separate accounts funding variable annuity contracts and variable life insurance policies (collectively, Contracts) issued by affiliated and unaffiliated life insurance companies as well as qualified pension and retirement plans (Qualified Plans) and other qualified institutional investors (Qualified Investors) authorized by Columbia Management Investment Distributors, Inc. (the Distributor). You may not buy (nor will you own) shares of the Fund directly. You may invest by participating in a Qualified Plan or by buying a Contract and making allocations to the Fund. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust's organizational documents or by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own cost structure and other features.

Note 2. Summary of Significant Accounting Policies

Basis of Preparation

The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services — Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation

All equity securities are valued at the close of business of the New York Stock Exchange. Equity securities are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.

Foreign equity securities are valued based on the closing price on the foreign exchange in which such securities are primarily traded. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. In those situations, foreign securities will be fair valued pursuant to a policy adopted by the Board of Trustees, including, if available, utilizing a third party pricing service to determine these fair values. The third party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the New York Stock Exchange. The fair value of a security is likely to be different from the quoted or published price, if available.

Investments in open-end investment companies, including money market funds, are valued at their latest net asset value.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security.

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VARIABLE PORTFOLIO — LOOMIS SAYLES GROWTH FUND

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2016

The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.

GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund's Portfolio of Investments.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.

The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds, other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information on the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by the Fund's management. Management's estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.

Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

The Fund is treated as a partnership for federal income tax purposes, and the Fund does not expect to make regular distributions. The Fund will not be subject to federal income tax, and therefore, there is no provision for federal income taxes. The partners of the Fund are subject to tax on their distributive share of the Fund's income and loss. The components of the Fund's net assets are reported at the partner-level for federal income tax purposes, and therefore, are not presented in the Statement of Assets and Liabilities.

Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management's conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Foreign Taxes

The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.

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VARIABLE PORTFOLIO — LOOMIS SAYLES GROWTH FUND

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2016

Guarantees and Indemnifications

Under the Trust's organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Investment Company Reporting Modernization

In October 2016, the U.S. Securities and Exchange Commission adopted new rules and forms, and amendments to certain current rules and forms, to modernize reporting and disclosure of information by registered investment companies. The amendments to Regulation S-X will require standardized, enhanced disclosure about derivatives in investment company financial statements, and will also change the rules governing the form and content of such financial statements. The amendments to Regulation S-X take effect on August 1, 2017. At this time, management is assessing the anticipated impact of these regulatory developments.

Note 3. Fees and Other Transactions with Affiliates

Management Services Fees

Effective May 1, 2016, the Fund entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The Investment Manager is responsible for the ultimate oversight of investments made by the Fund. The Fund's subadviser (see Subadvisory Agreement below) has the primary responsibility for the day-to-day portfolio management of the Fund. The management services fee is an annual fee that is equal to a percentage of the Fund's average daily net assets that declines from 0.71% to 0.53% as the Fund's net assets increase. Prior to May 1, 2016, the Fund paid the Investment Manager an annual fee for advisory services under an Investment Management Services Agreement and a separate annual fee for administrative and accounting services under an

Administrative Services Agreement. The effective management services fee rate for the year ended December 31, 2016 (reflecting all advisory and administrative services fees paid to the Investment Manager) was 0.65% of the Fund's average daily net assets. For the period from January 1, 2016 through April 30, 2016, the investment advisory services fee paid to the Investment Manager was $4,240,686, and the administrative services fee paid to the Investment Manager was $366,850.

Subadvisory Agreement

The Investment Manager has entered into a Subadvisory Agreement with Loomis, Sayles & Company, L.P. (Loomis Sayles) to serve as the subadviser to the Fund. The Investment Manager compensates Loomis Sayles to manage the investment of the Fund's assets.

Other Expenses

Other expenses are for, among other things, miscellaneous expenses of the Fund or the Board of Trustees, including payments to Board Services Corp., a company providing limited administrative services to the Fund and the Board of Trustees. That company's expenses include boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. For the year ended December 31, 2016, other expenses paid by the Fund to this company were $1,142.

Compensation of Board Members

Board of Trustee members, who are not officers or employees of the Investment Manager or Ameriprise Financial, are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Plan), these Board of Trustee members may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund's liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan. All amounts payable under the Plan constitute a general unsecured obligation of the Fund.

Compensation of Chief Compliance Officer

The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund is allocated a portion of the expenses associated with the Chief Compliance Officer based on relative net assets of the Trust.

Annual Report 2016
19

VARIABLE PORTFOLIO — LOOMIS SAYLES GROWTH FUND

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2016

Transfer Agency Fees

The Fund has a Transfer and Dividend Disbursing Agent Agreement with Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial. The annual fee rate under this agreement is 0.06% of the Fund's average daily net assets attributable to each share class.

Distribution Fees

The Fund has an agreement with the Distributor, an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution services. Under a Plan and Agreement of Distribution, the Fund pays a fee at an annual rate of up to 0.25% of the Fund's average daily net assets attributable to Class 2 shares. The Fund pays no distribution and service fees for Class 1 shares.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below as well as any reorganization costs allocated to the Fund) for the period disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund's net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund's custodian, do not exceed the following annual rates as a percentage of the class' average daily net assets:

Fee Rates Contractual through April 30, 2017
Class 1	0.79%
Class 2	1.04

Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend and interest expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods. Reorganization (see Note 8) costs were allocated to the Fund only to the extent they are expected to be offset by the anticipated reduction in expenses borne by the Fund's shareholders during the first year following the reorganization.

Note 4. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $467,422,370 and $612,972,198, respectively, for the year ended December 31, 2016. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.

Note 5. Affiliated Money Market Fund

The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends — affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. Effective October 1, 2016, the Affiliated MMF prices its shares with a floating net asset value (NAV) and no longer seeks to maintain a stable NAV. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.

Note 6. Line of Credit

The Fund has access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., HSBC Bank USA, N.A. and JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility agreement, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager,

Annual Report 2016
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VARIABLE PORTFOLIO — LOOMIS SAYLES GROWTH FUND

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2016

severally and not jointly, that permits collective borrowings up to $1 billion. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations.

The Fund had no borrowings during the year ended December 31, 2016.

Note 7. Fund Reorganization

At the close of business on April 29, 2016, the Fund acquired the assets and assumed the identified liabilities of Variable Portfolio — Loomis Sayles Growth Fund II, a series of Columbia Funds Variable Insurance Trust I (the acquired fund). The reorganization was completed after shareholders of the acquired fund approved a plan of reorganization on April 15, 2016. The purpose of the transaction was to combine two funds managed by the Investment Manager with comparable investment objectives and strategies.

The aggregate net assets of the Fund immediately before the reorganization were $2,279,787,686 and the combined net assets immediately after the reorganization were $2,499,241,636.

The reorganization was accomplished by a tax-free exchange of 14,496,631 shares of the acquired fund valued at $219,453,950 (including $15,810,677of unrealized appreciation).

In exchange for the acquired fund's shares, the Fund issued the following number of shares:

Shares
Class 1	9,313,007
Class 2	1,254,057

For financial reporting purposes, net assets received and shares issued by the Fund were recorded at fair value; however, the acquired fund's cost of investments was carried forward.

The financial statements reflect the operations of the Fund for the period prior to the reorganization and the combined fund for the period subsequent to the reorganization. Because the combined investment portfolios have been managed as a single integrated portfolio since the reorganization was completed, it is not practicable to separate the amounts of revenue and earnings of the acquired fund that have been included in the combined Fund's Statement of Operations since the reorganization was completed.

Assuming the reorganization had been completed on January 1, 2016, the Fund's pro-forma net investment income, net gain on investments, net change in unrealized depreciation and net increase in net assets from operations for the year ended December 31, 2016 would have been approximately $18.0 million, $145.9 million, $(13.0) million and $150.9 million, respectively.

Note 8. Significant Risks

Shareholder Concentration Risk

At December 31, 2016, affiliated shareholders of record owned 97.2% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid or more liquid positions, resulting in Fund losses and the Fund holding a higher percentage of less liquid or illiquid securities. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.

Technology and Technology-Related Investment Risk

The Fund may be more susceptible to the particular risks that may affect companies in the information technology sector, as well as other technology-related sectors (collectively, the technology sectors) than if it were invested in a wider variety of companies in unrelated sectors. Companies in the technology sectors are subject to certain risks, including the risk that new services, equipment or technologies will not be accepted by consumers and businesses or will become rapidly obsolete. Performance of such companies may be affected by factors including obtaining and protecting patents (or the failure to do so) and significant competitive pressures, including aggressive pricing of their products or services, new market entrants, competition for market share and short product cycles due to an accelerated rate of technological developments. Such competitive pressures may lead to limited earnings and/or falling profit margins. As a result, the value of their securities may fall or fail to rise. In addition, many technology sector companies have limited operating histories and prices of these companies'

Annual Report 2016
21

VARIABLE PORTFOLIO — LOOMIS SAYLES GROWTH FUND

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2016

securities historically have been more volatile than other securities, especially over the short term.

Note 9. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Note 10. Information Regarding Pending and Settled Legal Proceedings

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

Annual Report 2016
22

VARIABLE PORTFOLIO — LOOMIS SAYLES GROWTH FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of Columbia Funds Variable Series Trust II and the Shareholders of
Variable Portfolio — Loomis Sayles Growth Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Variable Portfolio — Loomis Sayles Growth Fund (the "Fund," a series of Columbia Funds Variable Series Trust II) as of December 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of December 31, 2016 by correspondence with the custodian and transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Minneapolis, MN
February 17, 2017

Annual Report 2016
23

VARIABLE PORTFOLIO — LOOMIS SAYLES GROWTH FUND

TRUSTEES AND OFFICERS

Shareholders elect the Board that oversees the Fund's operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund's Trustees, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, Trustees not affiliated with the Investment Manager generally may serve through the end of the calendar year in which they reach either the mandatory retirement age established by the Board or the fifteenth anniversary of the first Board meeting they attended as a member of the Board.

Independent Trustees

Name, Address, Year of Birth	Position Held With the Trust and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
George S. Batejan 901 S. Marquette Ave. Minneapolis, MN 55402 1953	Trustee since 1/17	Executive Vice President, Global Head of Technology and Operations, Janus Capital Group, Inc., 2010-2016	124

Trustee to other Columbia Funds since 2017; Advisory Board Member, University of Colorado Business School (Executive Committee, Nominating Committee and Governance Committee) since November 2015; former Chairman of the Board, NICSA (National Investment Company Services Association), 2014-2016; former Director, Intech Investment Management, 2011-2016; former Board Member, Metro Denver Chamber of Commerce, 2015-2016

Kathleen Blatz 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Trustee since 1/06 for RiverSource Funds and since 6/11 for Nations Funds	Attorney, specializing in arbitration and mediation; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees	126	Trustee to other Columbia Funds since 2006; Trustee, BlueCross BlueShield of Minnesota (Chair of the Business Development Committee) since 2009; Chair of the Robina Foundation since August 2013

Annual Report 2016
24

VARIABLE PORTFOLIO — LOOMIS SAYLES GROWTH FUND

TRUSTEES AND OFFICERS (continued)

Independent Trustees (continued)

Name, Address, Year of Birth	Position Held With the Trust and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
Edward J. Boudreau, Jr. 901 S. Marquette Ave. Minneapolis, MN 55402 1944	Trustee since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, E.J. Boudreau & Associates (consulting) since 2000; FINRA Industry Arbitrator, 2002-present; Chairman and Chief Executive Officer, John Hancock Investments (asset management), Chairman and Interested Trustee for open-end and closed-end funds offered by John Hancock, 1989-2000; John Hancock Mutual Life Insurance Company, including Senior Vice President and Treasurer and Senior Vice President Information Technology, 1968-1988	124	Trustee to other Columbia Funds since 2005; former Trustee, Boston Museum of Science (Chair of Finance Committee), 1985-2013; former Trustee, BofA Funds Series Trust (11 funds), 2005-2011
Pamela G. Carlton 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Trustee since 7/07 for RiverSource Funds and since 6/11 for Nations Funds	President, Springboard-Partners in Cross Cultural Leadership (consulting company) since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, Morgan Stanley, 1982-1991	126	Trustee to other Columbia Funds since 2007; Trustee, New York Presbyterian Hospital Board (Executive Committee and Chair of Human Resources Committee) since 1996
William P. Carmichael 901 S. Marquette Ave. Minneapolis, MN 55402 1943	Trustee since 6/11 for RiverSource Funds and since 2003 for Nations Funds; Chair of the Board from 1/14-11/15	Retired; Co-founder, The Succession Fund (provides exit strategies to owners of privately held companies), 1998-2007; Adjunct Professor of Finance, Kelley School of Business, Indiana University, 1993-2007; Senior Vice President, Sara Lee Corporation, 1991-1993; Senior Vice President and Chief Financial Officer, Beatrice Foods Company, 1984-1990; Vice President, Esmark, Inc., 1973-1984; Associate, Price Waterhouse, 1968-1972	126

Trustee to other Columbia Funds since 2003; Director, The Finish Line (athletic shoes and apparel) since July 2003; Director, hhgregg since May, 2015; former Director, Cobra Electronics Corporation (electronic equipment manufacturer), 1994-August 2014; former Director, Spectrum Brands, Inc. (consumer products), 2002-2009; former Director, Simmons Company (bedding), 2004-2010; former Trustee, BofA Funds Series Trust (11 funds) 2003-2011; former Director, McMoRan Exploration Company (oil and gas exploration and development) 2010-2013; former Director, International Textile Corp., 2012-2016

Annual Report 2016
25

VARIABLE PORTFOLIO — LOOMIS SAYLES GROWTH FUND

TRUSTEES AND OFFICERS (continued)

Independent Trustees (continued)

Name, Address, Year of Birth	Position Held With the Trust and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
Patricia M. Flynn 901 S. Marquette Ave. Minneapolis, MN 55402 1950	Trustee since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Trustee Professor of Economics and Management, Bentley University since 1976 (also teaches and conducts research on corporate governance); Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	126	Trustee to other Columbia Funds since 2004; Trustee, MA Taxpayers Foundation since 1997; Board of Governors, Innovation Institute, MA Technology Collaborative since 2010
William A. Hawkins 901 S. Marquette Ave. Minneapolis, MN 55402 1942	Chair of the Board since 11/15; Trustee since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, Overton Partners (financial consulting), since August 2010; President and Chief Executive Officer, California General Bank, N.A., January 2008-August 2010; Operation Hope, COO, 2004-2007; IndyMac Bancorp, President, CBG, 1999-2003; American General Bank, President, 1997-1999; Griffin Financial Services, CEO, 1981-1997; The Griffin Funds, CEO, 1992-1998	126	Trustee to other Columbia Funds since 2005; former Trustee, BofA Funds Series Trust (11 funds), 2005-2015
Catherine James Paglia 901 S. Marquette Ave. Minneapolis, MN 55402 1952	Trustee since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Director, Enterprise Asset Management, Inc. (private real estate and asset management company) since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Managing Director, Morgan Stanley, 1982-1989; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	126

Trustee to other Columbia Funds since 2004; Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012; Trustee, Carleton College (on the Investment Committee); Trustee, Carnegie Endowment for International Peace (on the Investment Committee)

Annual Report 2016
26

VARIABLE PORTFOLIO — LOOMIS SAYLES GROWTH FUND

TRUSTEES AND OFFICERS (continued)

Independent Trustees (continued)

Name, Address, Year of Birth	Position Held With the Trust and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
Minor M. Shaw 901 S. Marquette Ave. Minneapolis, MN 55402 1947	Trustee since 6/11 for RiverSource Funds and since 2003 for Nations Funds	President, Micco LLC (private investments) since 2011; President, Micco Corp. (family investment business), 1998-2011	126

Trustee to other Columbia Funds since 2003; Director, BlueCross BlueShield of South Carolina since April 2008; Advisory Board member, Duke Energy Corp. since October 2016; Chair of the Duke Endowment; Director, National Association of Corporate Directors, Carolinas Chapter, since 2013; Chair of Greenville — Spartanburg Airport Commission; former Trustee, BofA Funds Series Trust (11 funds), 2003-2011; former Director, Piedmont Natural Gas, 2004-2016

John G. Taft 901 S. Marquette Ave. Minneapolis, MN 55402 1955	Trustee since 1/17	Chief Executive Officer, RBC Wealth Management (a division of RBC Capital Markets LLC), 2005-2016	124	Trustee to other Columbia Funds since 2017; Trustee, Andy Warhol Foundation for Visual Arts (Finance Committee) since 2014; former Director, RBC Global Asset Management — U.S., 2001-2016
Alison Taunton-Rigby 901 S. Marquette Ave. Minneapolis, MN 55402 1944	Trustee since 11/02 for RiverSource Funds and since 6/11 for Nations Funds	President, Chief Executive Officer and Director, RiboNovix, Inc., 2003-2010; CMT Inc., 2001-2003; Aquila Biopharmaceuticals Inc., 1996-2000; Cambridge Biotech Corporation, 1995-1996; Mitotix Inc., 1993-1994	126

Trustee to other Columbia Funds since 2002; Director, Boston Children's Hospital since 2002; Director, ICI Mutual Insurance Company, since 2011; Director, Blumont/IRD since 2016; Director, Mount Ida College since 2016; former Director, Abt Associates (government contractor), 2001-2016; former Director, Healthways, Inc. (health and well-being solutions), 2005-2016

Annual Report 2016
27

VARIABLE PORTFOLIO — LOOMIS SAYLES GROWTH FUND

TRUSTEES AND OFFICERS (continued)

Interested Trustee Not Affiliated with Investment Manager*

Name, Address, Year of Birth	Position Held with the Trusts and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
Anthony M. Santomero 901 S. Marquette Ave. Minneapolis, MN 55402 1946	Trustee since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008; President, Federal Reserve Bank of Philadelphia, 2000-2006; Professor of Finance, The Wharton School, University of Pennsylvania, 1972-2002	124

Trustee to other Columbia Funds since 2008; Trustee, Penn Mutual Life Insurance Company since March 2008; Director, Renaissance Reinsurance Ltd. since May 2008; Director, Citigroup Inc. since 2009; Director, Citibank, N.A. since 2009; former Trustee, BofA Funds Series Trust (11 funds), 2008-2011

* Dr. Santomero is not an affiliated person of the Investment Manager or Ameriprise Financial. However, he is currently deemed by the Funds to be an "interested person" (as defined in the 1940 Act) of the Funds because he serves as a Director of Citigroup Inc. and Citibank, N.A., companies that may directly or through subsidiaries and affiliates engage from time-to-time in brokerage execution, principal transactions and lending relationships with the Funds or accounts advised/managed by the Investment Manager.

Interested Trustee Affiliated with Investment Manager*

Name, Address, Year of Birth	Position Held With the Trusts and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
William F. Truscott c/o Columbia Management Investment Advisers, LLC, 225 Franklin St. Boston, MA 02110 1960	Trustee since 11/01 for RiverSource Funds and since 6/11 for Nations Funds; Senior Vice President since 2002 for RiverSource Funds and since 5/10 for Nations Funds

Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010-September 2012); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006-August 2012.

185

Trustee to other Columbia Funds since 2001; Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010; Director, Columbia Management Investment Distributors, Inc. since May 2010; Former Director, Ameriprise Certificate Company, 2006-January 2013

* Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.

The Statement of Additional Information has additional information about the Fund's Board members and is available, without charge, upon request by calling 800.345.6611 or contacting your financial intermediary.

Annual Report 2016
28

VARIABLE PORTFOLIO — LOOMIS SAYLES GROWTH FUND

TRUSTEES AND OFFICERS (continued)

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Truscott, who is Senior Vice President, the Fund's other officers are:

Fund Officers

Name, Address and Year of Birth	Position and Year First Appointed to Position for any Fund in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) During Past Five Years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)

Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously, Vice President and Chief Counsel January 2010-December 2014); officer of Columbia Funds and affiliated funds since 2007.

Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Treasurer (2011), Chief Financial Officer (2009) and Chief Accounting Officer (2015)	Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; senior officer of Columbia Funds and affiliated funds since 2002.
Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Senior Vice President (2011), Chief Legal Officer (2015) and Assistant Secretary (2008)

Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since January 2017 (previously Vice President and Lead Chief Counsel, November 2008-January 2017 and January 2013-January 2017, respectively, and Chief Counsel, January 2010-January 2013); Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since May 2010.

Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010.
Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)

Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Executive Vice President and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since July 2013 (previously Director and Global Chief Investment Officer, 2010-2013).

Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010.
Amy Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Vice President (2006)	Managing Director and Global Head of Operations, Columbia Management Investment Advisers, LLC since April 2016 (previously Managing Director and Chief Operating Officer, 2010-2016).
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Vice President and Secretary (2015)	Vice President and Group Counsel, Ameriprise Financial, Inc. since August 2011; officer of Columbia Funds and affiliated funds since 2005.

Annual Report 2016
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Annual Report 2016
32

VARIABLE PORTFOLIO — LOOMIS SAYLES GROWTH FUND

IMPORTANT INFORMATION ABOUT THIS REPORT

The policy of the Board is to vote the proxies of the companies in which each fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how each fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting investor.columbiathreadneedleus.com, or searching the website of the SEC at sec.gov.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund's Form N-Q is available on the SEC's website at sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. Each fund's complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.

Annual Report 2016
33

Variable Portfolio — Loomis Sayles Growth Fund

P.O. Box 8081

Boston, MA 02266-8081

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For fund and other investment product prospectuses, which contain this and other important information, contact your financial advisor or insurance representative. Please read the prospectus carefully before you invest. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies.

All rights reserved. Columbia Management Investment Distributors, Inc., 225 Franklin Street, Boston, MA 02110-2804

© 2017 Columbia Management Investment Advisers, LLC.

S-2010 AN (2/17)

ANNUAL REPORT

December 31, 2016

VARIABLE PORTFOLIO FUNDS

References to "Fund" throughout this annual report refer to the following individual funds, singularly or collectively as the context requires:

Columbia Variable Portfolio — U.S. Equities Fund

Variable Portfolio — American Century Diversified Bond Fund

Variable Portfolio — CenterSquare Real Estate Fund

Variable Portfolio — Columbia Wanger International Equities Fund

Variable Portfolio — DFA International Value Fund

Variable Portfolio — Eaton Vance Floating-Rate Income Fund

Variable Portfolio — J.P. Morgan Core Bond Fund

Variable Portfolio — Jennison Mid Cap Growth Fund

Variable Portfolio — MFS® Value Fund

Variable Portfolio — Morgan Stanley Advantage Fund

Variable Portfolio — Nuveen Winslow Large Cap Growth Fund

Variable Portfolio — Oppenheimer International Growth Fund

Variable Portfolio — Partners Small Cap Growth Fund

Variable Portfolio — Pyramis® International Equity Fund

Variable Portfolio — T. Rowe Price Large Cap Value Fund
(formerly Variable Portfolio — NFJ Dividend Value Fund)

Variable Portfolio — TCW Core Plus Bond Fund

Variable Portfolio — Wells Fargo Short Duration Government Fund

Please remember that you may not buy (nor will you own) shares of a Fund directly. Each Fund is available through variable annuity contracts or variable life insurance policies (collectively, Contracts) offered by the separate accounts of participating insurance companies as well as qualified pension and retirement plans (Qualified Plans). Please contact your financial advisor or insurance representative for more information.

This annual report may contain information on a Fund not available under your Contract or Qualified Plan. Please refer to your Contract prospectus or Qualified Plan disclosure document for information regarding the investment options available to you.

Pyramis® is a registered service mark of FMR LLC. Used with permission.

VARIABLE PORTFOLIO FUNDS

Columbia Variable Portfolio — U.S. Equities Fund

Performance Overview	2
Manager Discussion of Fund Performance	4

Variable Portfolio — American Century Diversified Bond Fund

Performance Overview	8
Manager Discussion of Fund Performance	10

Variable Portfolio — CenterSquare Real Estate Fund

Performance Overview	14
Manager Discussion of Fund Performance	16

Variable Portfolio — Columbia Wanger International Equities Fund

Performance Overview	21
Manager Discussion of Fund Performance	23

Variable Portfolio — DFA International Value Fund

Performance Overview	26
Manager Discussion of Fund Performance	28

Variable Portfolio — Eaton Vance Floating-Rate Income Fund

Performance Overview	31
Manager Discussion of Fund Performance	33

Variable Portfolio — J.P. Morgan Core Bond Fund

Performance Overview	36
Manager Discussion of Fund Performance	38

Variable Portfolio — Jennison Mid Cap Growth Fund

Performance Overview	41
Manager Discussion of Fund Performance	43

Variable Portfolio — MFS® Value Fund

Performance Overview	45
Manager Discussion of Fund Performance	47

Variable Portfolio — Morgan Stanley Advantage Fund

Performance Overview	50
Manager Discussion of Fund Performance	52

Variable Portfolio — Nuveen Winslow Large Cap Growth Fund

Performance Overview	56
Manager Discussion of Fund Performance	58

Variable Portfolio — Oppenheimer International Growth Fund

Performance Overview	61
Manager Discussion of Fund Performance	63

Variable Portfolio — Partners Small Cap Growth Fund

Performance Overview	68
Manager Discussion of Fund Performance	70

Variable Portfolio — Pyramis® International Equity Fund

Performance Overview	76
Manager Discussion of Fund Performance	78

Variable Portfolio — T.Rowe Price Large Cap Value Fund

Performance Overview	80
Manager Discussion of Fund Performance	82

Variable Portfolio — TCW Core Plus Bond Fund

Performance Overview	86
Manager Discussion of Fund Performance	88

Variable Portfolio — Wells Fargo Short Duration Government Fund

Performance Overview	92
Manager Discussion of Fund Performance	94
Understanding Your Fund's Expenses	97
Portfolio of Investments	103
Statement of Assets and Liabilities	273
Statement of Operations	285
Statement of Changes in Net Assets	291
Financial Highlights	309
Notes to Financial Statements	343
Report of Independent Registered Public Accounting Firm	365
Federal Income Tax Information	366
Trustees and Officers	367
Board Consideration and Approval of Subadvisory Agreements	373
Important Information About This Report	377

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.

Annual Report 2016

VARIABLE PORTFOLIO FUNDS

PERFORMANCE OVERVIEW

Columbia Variable Portfolio — U.S. Equities Fund

Performance Summary

■  Columbia Variable Portfolio — U.S. Equities Fund (the Fund) Class 2 shares returned 17.32% for the 12-month period that ended December 31, 2016.

■  The Fund underperformed its benchmark, the Russell 2000 Index, which returned 21.31% over the same time period.

■  While the Fund generated robust absolute gains, its underperformance of the benchmark can be attributed primarily to stock selection and sector allocation decisions by its managers.

Average Annual Total Returns (%) (for period ended December 31, 2016)

	Inception	1 Year	5 Years	Life
Class 1	05/07/10	17.64	12.99	11.65
Class 2	05/07/10	17.32	12.71	11.36
Russell 2000 Index		21.31	14.46	13.18

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your financial advisor or insurance representative.

Performance results reflect any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.

The Russell 2000 Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000 is a subset of the Russell 3000 Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.

Annual Report 2016

VARIABLE PORTFOLIO FUNDS

PERFORMANCE OVERVIEW (continued)

Columbia Variable Portfolio — U.S. Equities Fund

Performance of a Hypothetical $10,000 Investment (May 7, 2010 – December 31, 2016)

The chart above shows the change in value of a hypothetical $10,000 investment in Class 2 shares of Columbia Variable Portfolio — U.S. Equities Fund during the stated time period, and does not reflect the deduction of taxes, if any, that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The returns also do not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan, if any.

Annual Report 2016

VARIABLE PORTFOLIO FUNDS

MANAGER DISCUSSION OF FUND PERFORMANCE

Columbia Variable Portfolio — U.S. Equities Fund

Portfolio Management

Columbia Management Investment
Advisers, LLC

Alfred Alley III, CFA*

Brian Condon, CFA

Jarl Ginsberg, CFA, CAIA

Christian Stadlinger, Ph.D., CFA

David Hoffman

Peter Albanese*

*Effective January 27, 2017, Mr. Alley no longer serves as a portfolio manager of the Fund. On the same date, Mr. Albanese was added as portfolio manager to the Fund.

Columbia Wanger Asset Management, LLC

Matt Litfin, CFA

William Doyle, CFA

Top Ten Holdings (%) (at December 31, 2016)
j2 Global, Inc.	0.9
LCI Industries	0.9
PDC Energy, Inc.	0.8
MGIC Investment Corp.	0.8
Customers Bancorp, Inc.	0.8
BofI Holding, Inc.	0.7
Masimo Corp.	0.7
PS Business Parks, Inc.	0.7
Southwest Gas Corp.	0.7
Children's Place, Inc. (The)	0.7

Percentages indicated are based upon total investments (excluding Money Market Funds).

For further detail about these holdings, please refer to the section entitled "Portfolio of Investments."

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

Portfolio Breakdown (%) (at December 31, 2016)
Common Stocks	98.6
Money Market Funds	1.4
Total	100.0

Percentages indicated are based upon total investments. The Fund's portfolio composition is subject to change.

Columbia Management Investment Advisers, LLC (CMIA, the Investment Manager) and Columbia Wanger Asset Management, LLC (CWAM), a wholly-owned subsidiary of CMIA, each manage a portion of the Fund's portfolio. As of December 31, 2016, CMIA managed approximately 80% and CWAM managed approximately 20% of the Fund's assets.

At December 31, 2016, approximately 98.7% of the Fund's shares were owned in the aggregate by affiliated funds-of-funds managed by the Investment Manager. As a result of asset allocation decisions by the Investment Manager, it is possible that the Fund may experience relatively large purchases or redemptions from affiliated funds-of-funds. The Investment Manager seeks to minimize the impact of these transactions by structuring them over a reasonable period of time. The Fund may experience increased expenses as it buys and sells securities as a result of purchases or redemptions by affiliated funds-of-funds.

For the 12-month period that ended December 31, 2016, the Fund's Class 2 shares returned 17.32%. The Fund underperformed its benchmark, the Russell 2000 Index, which returned 21.31% over the same time period. While the Fund generated robust absolute gains, its underperformance of the benchmark can be attributed primarily to stock selection and sector allocation decisions by its managers.

U.S. Equity Market Rallied Despite Volatility

U.S. equities rallied during the annual period but experienced heightened volatility driven by several macroeconomic factors. Early in the annual period, the U.S. equity market sold off on concerns about global economic growth, a slowdown in China and plunging oil prices. On the rebound, investors took to stocks exhibiting low volatility and stocks with high dividends. Energy prices began to stabilize and recover to hover around $50 to $60 per barrel at the midpoint of the annual period. However, later in June 2016, a surprise "leave" result to the U.K. referendum on membership in the European Union, popularly known as Brexit, served as a catalyst to another sell-off in global equity markets. Currency volatility picked up as well. Soon thereafter, however, the U.S. equity market rebounded again as investors' risk aversion ebbed. Investors began to favor valuation factors in the market. The next uptick in volatility came with the U.S. Presidential election. Following the unexpected Trump electoral victory, U.S. equities rallied once again. Investors began to align their portfolios in anticipation of a more favorable regulatory environment and a boost in domestic infrastructure spending. The Federal Reserve raised interest rates in December 2016 for the first time in a year. Its cited rationale included a healthier and improving employment market, strengthening consumer sentiment and encouraging macroeconomic conditions.

Stock Selection and Sector Allocation Decisions Dampened Relative Results

CMIA: In our portion of the Fund, stock selection overall detracted most. Sector allocation decisions also detracted, albeit modestly. That said, sector weightings are not determined on a top-down basis but rather are driven by bottom-up stock selection. More specifically, our stock selection

Annual Report 2016

VARIABLE PORTFOLIO FUNDS

MANAGER DISCUSSION OF FUND PERFORMANCE (continued)

Columbia Variable Portfolio — U.S. Equities Fund

in financials, information technology and consumer staples detracted most. Having a position in cash during an annual period when the benchmark rallied so robustly further dampened relative results. Partially offsetting these detractors was effective stock selection within the consumer discretionary, utilities, industrials and energy sectors, which contributed positively. Having an overweight to energy, which outpaced the Russell Index during the annual period, also supported our portion of the Fund's relative results.

From an individual security perspective, the biggest individual detractors from our portion of the Fund's performance during the annual period were First NBC Bank Holding, Virtu Financial and Ultragenyx Pharmaceutical. First NBC Bank Holding, a relatively small regional bank, and Virtu Financial, a technology-enabled market maker and liquidity provider to the global financial markets, were both negatively affected by capital requirements issued by regulators. We sold our portion of the Fund's position in First NBC Bank Holding during the annual period. Ultragenyx Pharmaceutical, a biotechnology services provider, saw its shares decline on the withdrawal toward the end of the annual period of its trial drug for the treatment of GNE myopathy in adults. Its stock was also affected by regulatory and political pressures that increased in advance of the U.S. elections, causing an uptick in volatility in the biotechnology industry broadly.

The top contributors to our portion of the Fund's performance during the annual period were Quad/Graphics, Affymetrix and Children's Place. Quad/Graphics, a commercial printing company, performed well, as it reported strong sales growth throughout the annual period. Its reduced leverage and improved capital structure was also rewarded by investors. Biotechnology firm Affymetrix saw its shares gain in advance of its purchase by Thermo Fisher Scientific during the first half of 2016. Retailer Children's Place, a new purchase for our portion of the Fund during the annual period, enjoyed strong sales growth and benefited from notable market penetration into the children's apparel market.

CWAM: In our portion of the Fund, both stock selection and sector allocation decisions detracted from relative results. Stock selection in the information technology sector was the primary detractor from relative results. Also hurting our portion of the Fund's results was having an overweight to health care, which was the weakest sector in the benchmark during the annual period, and having an underweight to materials, which was the strongest sector in the benchmark during the annual period. These detractors were partially offset by effective stock selection in the consumer discretionary sector, which contributed positively. To a lesser degree, having an overweight to the strongly performing industrials sector also helped.

From an individual security perspective, the biggest individual detractors from our portion of the Fund's performance during the annual period were Celldex Therapeutics, Virtu Financial and Ultragenyx Pharmaceutical. Shares in Celldex Therapeutics, a biopharmaceutical company, sold off as news was released about the delay of one of its drug development programs. As mentioned above, shares of Virtu Financial, a technology-enabled market

Equity Sector Breakdown (%) (at December 31, 2016)
Consumer Discretionary	13.1
Consumer Staples	2.9
Energy	4.3
Financials	20.9
Health Care	13.5
Industrials	14.6
Information Technology	15.3
Materials	4.2
Real Estate	7.6
Telecommunication Services	0.6
Utilities	3.0
Total	100.0

Percentages indicated are based upon total equity investments. The Fund's portfolio composition is subject to change.

Annual Report 2016

VARIABLE PORTFOLIO FUNDS

MANAGER DISCUSSION OF FUND PERFORMANCE (continued)

Columbia Variable Portfolio — U.S. Equities Fund

maker and liquidity provider to the global financial markets, declined due to weaker trading volumes and trading profits, along with lower market volatility for portions of 2016. Ultragenyx Pharmaceutical, also discussed above, saw its shares decline on the withdrawal toward the end of the annual period of its trial drug for the treatment of GNE myopathy in adults. Its stock was also affected by regulatory and political pressures that increased in advance of the U.S. elections, causing an uptick in volatility in the biotechnology industry broadly.

The top contributors to our portion of the Fund's performance during the annual period were LCI Industries, Toro and Oshkosh. Recreational vehicle (RV) and equipment manufacturer LCI Industries continued to lead in RV sales and, in turn, also continued to beat market estimates with its quarterly results, demonstrating strength in its sales growth. Toro, a turf equipment manufacturer, performed well, reporting strong quarterly results throughout the annual period. The company has dominated market share in the professional equipment space within its industry. Oshkosh, a manufacturer of fire and emergency apparatuses and specialty commercial and military trucks, enjoyed increased demand and technological upgrade tailwinds as one of the top specialty vehicle manufacturers in the U.S.

Bottom-Up Stock Selection Drove Fund Portfolio Changes

CMIA: During the annual period, we initiated Fund positions in children's apparel retailer Children's Place and offshore drilling contractor Atwood Oceanics. We considered the fundamentals of Children's Place to be attractive and also liked its market penetration into its niche market. We believe improving consumer dynamics and sentiment, if realized, should boost discretionary spending. We established a position in Atwood Oceanics on the stabilization of oil prices and on the improved capital structure of the company as it bought back debt. The company's shares declined in the middle of 2016 due to political instability in Brazil, creating what we believed to be a compelling entry point for our portion of the Fund.

We eliminated our portion of the Fund's positions in regional bank First NBC Bank Holding and self-storage real estate company CubeSmart. As mentioned above, capital requirements weighed on First NBC Bank Holding during the annual period, hurting its fundamentals, in our view. CubeSmart performed well during the first half of 2016, as investors favored dividend-oriented stocks. We opted to sell the position during the second half of the calendar year, taking profits.

CWAM: During the annual period, we initiated a Fund position in Brunswick, which manufactures consumer products serving the outdoor and indoor active recreation markets. It proved to be a strong performer since the date of purchase. We also established positions in our portion of the Fund in medical device manufacturer LeMaitre Vascular and consumer and military-focused robot manufacturer iRobot, each of which met our criteria as quality growth companies. Top sales included that of Virtusa, an information technology services company, which we exited, taking profits, for valuation and fundamental reasons. We also sold our

Annual Report 2016

VARIABLE PORTFOLIO FUNDS

MANAGER DISCUSSION OF FUND PERFORMANCE (continued)

Columbia Variable Portfolio — U.S. Equities Fund

portion of the Fund's position in Cato, a fashion store retailer, based on fundamentals, as we did not see growth in the business.

Based on these and other purchases and sales, our portion of the Fund's allocation to health care increased and its exposure to industrials decreased. As of December 31, 2016, our portion of the Fund was most overweight relative to the benchmark in health care and consumer discretionary and was most underweight compared to the benchmark in real estate, financials and materials. Our portion of the Fund was rather neutrally weighted to the benchmark in the remaining sector constituents at the end of the annual period.

Annual Report 2016

VARIABLE PORTFOLIO FUNDS

PERFORMANCE OVERVIEW

Variable Portfolio — American Century Diversified Bond Fund

Performance Summary

■  Variable Portfolio — American Century Diversified Bond Fund (the Fund) Class 2 shares returned 3.42% for the 12-month period that ended December 31, 2016.

■  The Fund outperformed its benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index, which returned 2.65% over the same time period.

■  The Fund's relative results can be attributed primarily to security selection and sector allocation overall.

Average Annual Total Returns (%) (for period ended December 31, 2016)

	Inception	1 Year	5 Years	Life
Class 1	05/07/10	3.66	2.43	3.40
Class 2	05/07/10	3.42	2.18	3.15
Bloomberg Barclays U.S. Aggregate Bond Index		2.65	2.23	3.31

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your financial advisor or insurance representative.

Performance results reflect any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.

The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage passthroughs), asset-backed securities, and commercial mortgage-backed securities.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.

Annual Report 2016

VARIABLE PORTFOLIO FUNDS

PERFORMANCE OVERVIEW (continued)

Variable Portfolio — American Century Diversified Bond Fund

Performance of a Hypothetical $10,000 Investment (May 7, 2010 – December 31, 2016)

The chart above shows the change in value of a hypothetical $10,000 investment in Class 2 shares of Variable Portfolio — American Century Diversified Bond Fund during the stated time period, and does not reflect the deduction of taxes, if any, that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The returns also do not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan, if any.

Annual Report 2016

VARIABLE PORTFOLIO FUNDS

MANAGER DISCUSSION OF FUND PERFORMANCE

Variable Portfolio — American Century Diversified Bond Fund

Portfolio Management

American Century Investment
Management, Inc.

Robert Gahagan

Alejandro Aguilar, CFA

Jeffrey Houston, CFA

Brian Howell

G. David MacEwen

Portfolio Breakdown (%) (at December 31, 2016)
Asset-Backed Securities — Non-Agency	3.2
Commercial Mortgage-Backed Securities — Non-Agency	7.2
Corporate Bonds & Notes	35.1
Foreign Government Obligations	3.8
Inflation-Indexed Bonds	3.8
Money Market Funds	0.7
Municipal Bonds	1.3
Residential Mortgage-Backed Securities — Agency	22.9
Residential Mortgage-Backed Securities — Non-Agency	6.0
U.S. Government & Agency Obligations	0.9
U.S. Treasury Obligations	15.1
Total	100.0

Percentages indicated are based upon total investments. The Fund's portfolio composition is subject to change.

At December 31, 2016, approximately 99.8% of the Fund's shares were owned in the aggregate by affiliated funds-of-funds managed by Columbia Management Investment Advisers, LLC (the Investment Manager). As a result of asset allocation decisions by the Investment Manager, it is possible that the Fund may experience relatively large purchases or redemptions from affiliated funds-of-funds. The Investment Manager seeks to minimize the impact of these transactions by structuring them over a reasonable period of time. The Fund may experience increased expenses as it buys and sells securities as a result of purchases or redemptions by affiliated funds-of-funds.

For the 12-month period that ended December 31, 2016, the Fund's Class 2 shares returned 3.42%. The Fund outperformed its benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index, which returned 2.65% over the same time period. The Fund's relative results can be attributed primarily to security selection and sector allocation overall.

Fixed-Income Market Advanced in 2016

Despite modest economic gains, rising U.S. Treasury yields, gradually increasing inflation and the Federal Reserve's (the Fed's) late-year decision to raise short-term interest rates — factors that set apart the U.S. from most other regions of the world, which were characterized by weak economic growth and central bank easing — U.S. investment grade bonds generally advanced in 2016.

Investor concerns about global economic growth, central bank monetary decisions and election results led to sharp volatility during the annual period. The U.S. economy maintained modest growth, particularly compared with the rest of the developed world, but for most of the year, the Fed remained focused on the sluggish global landscape and its potential risks to the U.S. economy. This triggered ongoing investor speculation regarding the timing and magnitude of Fed interest rate "normalization" and contributed to the volatile climate.

After the Fed launched its first interest rate hike in nearly 10 years in December 2015, investors generally expected the central bank to follow up with additional rate hikes in 2016. But as the year unfolded, the next Fed rate hike remained elusive. The Fed cited concerns about the health of the global economy, weaker than expected U.S. economic growth, and the uncertainty trigged by the late-June 2016 Brexit vote, wherein the U.K. surprisingly voted to leave the European Union, as reasons to put off additional tightening and pursue a "lower for longer" rate strategy. Meanwhile, central banks in the U.K., Europe and Japan pursued aggressive stimulus programs in response to weak economic growth rates and deflation threats in those regions. These actions increased the relative attractiveness of the U.S. bond market, where yields were generally higher, and aided U.S. bond market performance.

Market sentiment shifted swiftly and sharply in the final months of the year, largely due to the U.S. Presidential election results. In the weeks leading up to the November 8 election, U.S. Treasury yields climbed higher due to improving U.S. economic data and expectations for the Fed to finally raise interest rates before year end. But it was Donald Trump's

Annual Report 2016

VARIABLE PORTFOLIO FUNDS

MANAGER DISCUSSION OF FUND PERFORMANCE (continued)

Variable Portfolio — American Century Diversified Bond Fund

presidential election victory on November 8 that triggered a global bond market sell-off unlike any seen in years. Expectations for the Trump administration's policies to usher in stronger U.S. economic growth, rising inflation and higher interest rates caused the broad U.S. investment grade bond market to post its largest monthly decline since 2003. Meanwhile, the U.S. Treasury sector logged its largest monthly decline since 2009. The post-election bond market sell-off in the U.S. expanded globally, and bond yields throughout the world increased in November. The benchmark posted its worst monthly return in its 25-year history. U.S. and global bond markets generally stabilized in December, despite the Fed's widely anticipated 0.25% rate hike, as investors responded to potentially oversold conditions in November. Yields increased but at a much more subdued pace than in the previous month, and December monthly returns were generally flat.

Overall, the U.S. Treasury yield curve rose and flattened during the annual period. Yields on short-maturity U.S. Treasuries increased in anticipation of the December 2016 Fed rate hike and future Fed tightening, while modest gains in U.S. economic growth and inflation and weaker global economic growth and inflation helped keep a lid on the increase in longer-maturity U.S. Treasury yields. According to Bloomberg, the yield on the three-month U.S. Treasury bill increased 33 basis points to 0.50%, while the yield on the 10-year U.S. Treasury note increased 18 basis points to 2.45%, and the yield on the 30-year U.S. Treasury bond increased 5 basis points to 3.07%.

Despite higher yields and the volatile market backdrop, U.S. Treasuries and all U.S. bond market sectors posted positive absolute returns for the annual period, according to the benchmark. Demand for U.S. Treasuries was robust until the fourth quarter, reflecting periods of flight-to-quality buying. In addition, global investors generally preferred U.S. Treasuries over international government bonds due to the better relative yields available in the U.S. Overall, though, government bond yields across the world remained unusually low, fueling investor demand for higher yielding securities. This demand, combined with generally healthy corporate fundamentals, improving oil prices and robust stock performance, drove corporate bond spreads, or yield differentials to U.S. Treasuries, tighter and corporate bond returns higher.

Investment-grade bonds, as measured by the benchmark, advanced 2.65% in 2016. Overall, corporate bonds, Treasury inflation protected securities (TIPS) and commercial mortgage-backed securities were the top performers in the benchmark, advancing 6.11%, 4.68% and 3.50%, respectively. Meanwhile, other key sectors underperformed. Agencies gained 2.37%; mortgage-backed securities advanced 1.67%; and nominal U.S. Treasuries were up 1.04%. High-yield corporate bonds significantly outperformed investment-grade securities for the annual period, advancing 17.13%, primarily due to a rebound in the energy sector and a "risk on" sentiment perpetuated by investors searching for yield. In general, longer duration bonds outperformed shorter duration bonds, and lower quality securities outperformed higher quality securities for the annual period.

Quality Breakdown (%) (at December 31, 2016)
AAA rating	48.1
AA rating	5.9
A rating	10.7
BBB rating	20.3
BB rating	7.8
B rating	3.4
CCC rating	1.3
C rating	0.0	(a)
D rating	2.5
Total	100.0

Percentages indicated are based upon total fixed income investments (excluding Money Market Funds).

(a) Rounds to zero.

Bond ratings apply to the underlying holdings of the Fund and not the Fund itself and are divided into categories ranging from highest to lowest credit quality, determined by using the middle rating of Moody's, S&P and Fitch, after dropping the highest and lowest available ratings. When ratings are available from only two rating agencies, the lower rating is used. When a rating is available from only one rating agency, that rating is used. When a bond is not rated by any rating agency, it is designated as "Not rated." Credit quality ratings assigned by a rating agency are subjective opinions, not statements of fact, and are subject to change, including daily. The ratings assigned by credit rating agencies are but one of the considerations that the Investment Manager and/or Fund's subadviser incorporates into its credit analysis process, along with such other issuer-specific factors as cash flows, capital structure and leverage ratios, ability to de-leverage (repay) through free cash flow, quality of management, market positioning and access to capital, as well as such security-specific factors as the terms of the security (e.g., interest rate and time to maturity) and the amount and type of any collateral.

Annual Report 2016

VARIABLE PORTFOLIO FUNDS

MANAGER DISCUSSION OF FUND PERFORMANCE (continued)

Variable Portfolio — American Century Diversified Bond Fund

Spread Sector Allocations and Security Selection Overall Aided Fund Results

We underweighted U.S. Treasuries and government agency securities relative to the benchmark within the Fund in favor of spread, or non-U.S. Treasury, sectors, including securitized sectors and corporate credit. The overweight to securitized sectors detracted but was more than offset by the positive contribution of the overweight to corporate credit. Security selection within the securitized sector also lifted performance. In particular, selections among commercial mortgage-backed securities, asset-backed securities, collateralized mortgage obligations (CMOs) and traditional pass-through mortgage-backed securities broadly contributed positively to relative results. Security selection in the corporate bond sector also added value, largely due to an out-of-benchmark position in high-yield corporate bonds.

The Fund's out-of-benchmark position in TIPS also contributed positively to the Fund's performance during the annual period. We added TIPS exposure to the Fund in late 2015 when valuations appeared attractive to us. We exited the Fund's TIPS position during the third quarter of 2016, taking profits as breakeven rates climbed. (Breakeven rates are the difference in yield between inflation-protected and nominal, or non-inflation-protected, debt of the same maturity. If the breakeven rate is negative, it suggests the markets are betting the economy may face deflation in the near future. If the breakeven rate is positive, it suggests the markets are betting the economy may face inflation in the near future.) We re-established a Fund exposure to TIPS in the fourth quarter due to mounting inflation expectations following Trump's presidential win. Elsewhere, an out-of-benchmark position in emerging markets debt also boosted Fund performance. These securities rallied during most of the annual period because of investor demand for yield, gains in the commodity markets and accommodative central bank policies. We reduced the Fund's position in emerging markets debt late in the year due to a stronger U.S. dollar and a potential pursuit of protectionist policies from the Trump administration.

Conversely, having an out-of-benchmark allocation to non-U.S. dollar-denominated securities modestly detracted from the Fund's relative performance during the annual period, attributable primarily to holdings in European financials. Concerns about negative interest rates, Brexit and the capital position of Germany's largest bank, Deutsche Bank, as it faced a potentially massive fine from the U.S. government, caused European financials to lag versus U.S. and European credit sectors. We exited the Fund's position in European financials during the third and fourth quarters of 2016. We also reduced the Fund's position in Portugal sovereign securities, a position initiated in early 2016, based on concerns about slowing economic growth and the nation's banking industry. Currency positioning also detracted from the Fund's results, the management of which was made difficult by several macroeconomic factors, including Brexit, the U.S. election and volatility in the oil markets.

Uncertainty surrounding the timetable for U.S. interest rate normalization by the Fed prompted us to maintain a neutral duration position versus

Annual Report 2016

VARIABLE PORTFOLIO FUNDS

MANAGER DISCUSSION OF FUND PERFORMANCE (continued)

Variable Portfolio — American Century Diversified Bond Fund

that of the benchmark for most of the year. However, as a hedge to a Trump victory, we established a slightly long duration position prior to the election, under the assumption that a Trump victory might cause a U.S. Treasury rally amidst a flight to quality. That happened briefly, but then came the "Trump reflation trade," sending U.S. Treasury yields soaring. We reduced the Fund's duration position back to a more neutral position soon after the election, but the longer duration positioning, albeit briefly held, was a performance detractor in November 2016. Duration is a measure of the Fund's sensitivity to changes in interest rates. Yield curve positioning had a relatively neutral impact on the Fund's relative results during the annual period.

Shifting Market Conditions Drove Fund Portfolio Changes

In general, the Fund's broad sector allocations remained relatively constant during the annual period, with underweight positions in U.S. Treasuries and agencies and overweight positions in corporate credit and securitized bonds. We did not make significant changes to the portfolio's quality emphasis, and yield curve positioning generally remained neutral relative to the benchmark. With the exception of the weeks surrounding the U.S. election, we generally maintained a neutral duration in the Fund relative to that of the benchmark on expectations for a slow and gradual return to interest rate normalization. During the annual period, we did add a position in emerging markets debt, particularly in commodity-related credits.

Also, during the annual period, we purchased inflation-linked bonds to position the Fund for an anticipated reflationary environment. We built positions in single-family rental and credit risk transfer securities due to the improved housing market. We built positions in floating rate securities within the Fund's commercial mortgage-backed securities, non-agency mortgage-backed securities and asset-backed securities allocations. We reduced the Fund's exposure to Portugal government debt, as mentioned earlier, due to valuations and our outlook ahead. Elsewhere, we reduced the Fund's allocation to fixed-rate collateral in favor of adjustable-rate mortgages due to the anticipated rising rate environment. Within the corporate bond sector, we sold positions in Telecom Italia based on valuations. All told, the Fund's portfolio turnover rate during the annual period was 170%. A significant portion of the turnover was the result of rolling-maturity mortgage securities, processing of prepayments and opportunistic changes our managers made at the margin in response to valuations or market developments.

At the end of the annual period, the Fund had underweighted positions relative to the benchmark in U.S. Treasuries and agencies and overweighted positions in corporate credit and securitized securities relative to the benchmark. The Fund had out-of-benchmark positions in TIPS, high-yield corporate credit, emerging markets debt and non-U.S. dollar-denominated Portugal sovereign securities hedged against currency fluctuations. The Fund ended the year with a duration position that was neutral to that of the benchmark.

Annual Report 2016

VARIABLE PORTFOLIO FUNDS

PERFORMANCE OVERVIEW

Variable Portfolio — CenterSquare Real Estate Fund

Performance Summary

■  Variable Portfolio — CenterSquare Real Estate Fund (the Fund) Class 2 shares returned 4.76% for the 12-month period that ended December 31, 2016.

■  The Fund underperformed its benchmark, the FTSE NAREIT Equity REITs Index, which returned 8.52% over the same time period.

■  The Fund's relative underperformance can be attributed primarily to sub-sector allocation.

Average Annual Total Returns (%) (for period ended December 31, 2016)

	Inception	1 Year	5 Years	Life
Class 1	05/07/10	5.02	9.87	8.31
Class 2	05/07/10	4.76	9.58	8.04
FTSE NAREIT Equity REITs Index		8.52	12.01	12.68

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your financial advisor or insurance representative.

Performance results reflect any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.

Effective June 1, 2016, the Fund compares its performance to that of the FTSE NAREIT Equity REITs Index (the New Benchmark). Prior to this date, the Fund compared its performance to that of FTSE EPRA/NAREIT Global Developed Real Estate Index (the Former Benchmark). The Fund's investment manager made this recommendation to the Fund's Board of Trustees because the investment manager believes that the New Index provides a more appropriate basis for comparing the Fund's performance in light of the changes made to the Fund's name and principal investment strategies. Information on the Former Index will be included for a one-year transition period.

The FTSE NAREIT Equity REITs Index reflects performance of all publicly traded equity real estate investment trusts (REITs), other than those designated as timber REITs.

The FTSE EPRA/NAREIT Global Developed Real Estate Index is a global free float-adjusted market capitalization weighted index composed of listed real estate securities in the North American, European and Asian real estate markets.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.

Annual Report 2016

VARIABLE PORTFOLIO FUNDS

PERFORMANCE OVERVIEW (continued)

Variable Portfolio — CenterSquare Real Estate Fund

Performance of a Hypothetical $10,000 Investment (May 7, 2010 – December 31, 2016)

The chart above shows the change in value of a hypothetical $10,000 investment in Class 2 shares of Variable Portfolio — CenterSquare Real Estate Fund during the stated time period, and does not reflect the deduction of taxes, if any, that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The returns also do not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan, if any.

Annual Report 2016

VARIABLE PORTFOLIO FUNDS

MANAGER DISCUSSION OF FUND PERFORMANCE

Variable Portfolio — CenterSquare Real Estate Fund

Portfolio Management

CenterSquare Investment Management, Inc.

Dean Frankel, CFA

Eric Rothman, CFA

Top Ten Holdings (%) (at December 31, 2016)
Simon Property Group, Inc.	6.7
AvalonBay Communities, Inc.	4.2
Welltower, Inc.	4.0
Public Storage	3.9
Equinix, Inc.	3.8
Boston Properties, Inc.	3.4
Vornado Realty Trust	3.3
ProLogis, Inc.	2.8
Host Hotels & Resorts, Inc.	2.8
Equity Residential	2.7

Percentages indicated are based upon total investments (excluding Money Market Funds).

For further detail about these holdings, please refer to the section entitled "Portfolio of Investments."

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

Portfolio Breakdown (%) (at December 31, 2016)
Common Stocks	98.4
Money Market Funds	1.6
Total	100.0

Percentages indicated are based upon total investments. The Fund's portfolio composition is subject to change.

Equity Sector Breakdown (%) (at December 31, 2016)
Consumer Discretionary	1.1
Real Estate	98.9
Total	100.0

Percentages indicated are based upon total equity investments. The Fund's portfolio composition is subject to change.

Effective May 31, 2016, Morgan Stanley Investment Management Inc. (Morgan Stanley) was terminated as subadviser to the Fund and CenterSquare Investment Management, Inc. (CenterSquare) was named as the Fund's new subadviser. In conjunction with this change, the Fund was renamed Variable Portfolio — CenterSquare Real Estate Fund.

At December 31, 2016, approximately 94.1% of the Fund's shares were owned in the aggregate by affiliated funds-of-funds managed by Columbia Management Investment Advisers, LLC (the Investment Manager). As a result of asset allocation decisions by the Investment Manager, it is possible that the Fund may experience relatively large purchases or redemptions from affiliated funds-of-funds. The Investment Manager seeks to minimize the impact of these transactions by structuring them over a reasonable period of time. The Fund may experience increased expenses as it buys and sells securities as a result of purchases or redemptions by affiliated funds-of-funds.

For the 12-month period that ended December 31, 2016, the Fund's Class 2 shares returned 4.76%. The Fund underperformed its benchmark, the FTSE NAREIT Equity REITs Index, which returned 8.52% over the same time period. The Fund's relative underperformance can be attributed primarily to sub-sector allocation.

Global Real Estate Securities Market Gained In 2016 Despite Uncertainty

The global real estate securities market gained approximately 5.4% through May 31, 2016, as measured by the benchmark, after returning less than 0.1% in full-year 2015. The benchmark declined by almost 10% from the start of 2016 through mid-February, but staged a significant rally in the latter half of the first quarter. From mid-February through May 31, 2016, property stocks in the U.S. experienced gains, as underlying property fundamentals remained strong and interest rates declined. Property stocks in Europe also enjoyed gains, with continental European share prices bolstered by monetary easing measures by the European Central Bank. Concerns with regard to the Brexit vote, wherein the U.K. voted to leave the European Union, and a potential decline in asset prices from peak levels weighed on U.K. stocks. Property stocks in Asia gained ground, as investors sought yield investments in the midst of economic uncertainty, negative interest rates, and capital and currency market volatility. Overall, property stocks were largely influenced by transactional evidence in the private markets of strong investor demand for core assets at valuations that demonstrated the acceptance of low expected returns.

During the remaining seven months of the annual period, real estate investment trusts (REITs) did most poorly in October 2016 due to the uncertainty about interest rates and economic growth. However, the key event that impacted the global real estate securities market was the U.S. presidential election and the related move in interest rates. The results of the election increased variability, both on the upside and on the downside, concerning economic growth, international implications, regulations and more. The 10-year U.S. Treasury yield rose substantially from its lowest to its highest point during the fourth quarter of 2016, and REITs' total

Annual Report 2016

VARIABLE PORTFOLIO FUNDS

MANAGER DISCUSSION OF FUND PERFORMANCE (continued)

Variable Portfolio — CenterSquare Real Estate Fund

returns were negative in response. That said, the election directly impacted specific REIT sectors in different ways. For example, private prison REITs rallied following the election, as they were deeply discounted due to expectations for a Clinton administration to end these companies altogether. The health care sector was also directly impacted, as the potential repeal of the Affordable Care Act changed the outlook for the various business models within that sector. In general, sharply increasing interest rates and improved expectations for economic growth resulted in underperformance in long-duration assets and outperformance in short-duration assets.

Sector Allocation Decisions Dampened Fund Performance

Morgan Stanley: We managed the Fund from January 1, 2016 through May 31, 2016. During our reporting period, the Fund underperformed the benchmark, as performance within the three regional portfolios — Asia, North America and Europe — detracted from relative results. Top-down global allocation had a rather neutral effect on results during the reporting period, though a position held in cash during a time when the benchmark rallied, detracted. Property stocks were largely influenced by transactional evidence in the private markets of strong investor demand for core assets at valuations that demonstrate the acceptance of low expected returns.

In the U.S., overweights to the primary central business district (CBD) office, apartment and mall sub-sectors and underweights to the net lease and data center sub-sectors were the largest detractors in the Fund during our reporting period. The Fund benefited from stock selection in the health care, mall, primary CBD office and apartment sub-sectors during our reporting period.

The Fund was underweight the U.S., which detracted from relative performance during our reporting period. Values for high quality assets seemed to have fully recovered and at May 31, 2016 were, on average, approximately 20% in excess of peak levels achieved in 2007. Within the U.S., our company-specific research led us to an overweighting to a group of companies focused on the ownership of primary CBD office assets, high quality malls, apartments, urban full-service hotels, and a number of out-of-favor companies and an underweighting to companies concentrated in the ownership of health care, net lease and secondary CBD/suburban office assets.

In Asia, the Fund's stock selection in Japan and an overweight to Hong Kong detracted from relative performance. Hong Kong real estate operating companies (REOCs) represented the most significant overweight in the Fund, as we believe the stocks offered highly attractive value given the wide discrepancy between public and private valuations and relative to other publicly-listed property markets. Investor sentiment remained cautious due to macro concerns regarding China. Japan REOCs traded at an average 29% discount to net asset values at the end of the reporting period due to concerns arising from negative interest rates, economic concerns and policy uncertainty. The market, in our view, largely ignored occupancy improvements and modest rent growth in the office market,

Equity Sub-Industry Breakdown (%) (at December 31, 2016)
Real Estate
Diversified REITs	7.4
Health Care REITs	12.3
Hotel & Resort REITs	5.1
Industrial REITs	6.5
Office REITs	15.7
Residential REITs	15.9
Retail REITs	21.2
Specialized REITs	14.8
Total	98.9

Percentages indicated are based upon total equity investments. The Fund's portfolio composition is subject to change.

Annual Report 2016

VARIABLE PORTFOLIO FUNDS

MANAGER DISCUSSION OF FUND PERFORMANCE (continued)

Variable Portfolio — CenterSquare Real Estate Fund

potential revenue growth arising from new developments and strong transactional evidence in the private markets. In wide contrast, Japanese real estate investment trusts (J-REITs) traded at a significant premium of 32% — the widest premium on a global basis — as share prices remained bolstered by Bank of Japan easing policies. The Fund was underweight Australia and Singapore REITs based on relative valuation.

In Europe, the Fund benefited from an overweight to Norway and stock selection in Sweden and Germany, though this was more than offset by an overweight to the U.K. and underweights to Germany and Belgium, which detracted. Property stocks in the U.K. ended the reporting period trading at a 9% discount to reported net asset values, with the large cap U.K. majors trading at an 18% discount to net asset values. Property stocks on the European continent ended the reporting period trading at an average 16% premium to reported net asset values. Within Europe, the Fund remained overweight the U.K. majors and London office specialists and underweight the continent at the end of our reporting period.

From an individual security perspective, the stocks that detracted most from the Fund's relative performance during the reporting period were Hongkong Land Holdings, Vornado Realty Trust and Digital Realty Trust. The Fund was overweight Hongkong Land Holdings and Vornado Realty Trust and did not hold Digital Realty Trust at the end of our reporting period. The three strongest contributors to the Fund's relative results during the reporting period were overweight positions in SL Green Realty and Regency Centers and an underweight position in HCP.

CenterSquare: We assumed portfolio management duties as subadviser on June 1, 2016. From that point through the close of the reporting period on December 31, 2016, the Fund underperformed the new benchmark; and outperformed the former benchmark. Sector allocation contributed positively while stock selection detracted. Holding a position in cash during a span when the benchmark rose also detracted.

More specifically, overweights to and stock selection within the apartment, industrial and suburban office sub-sectors and an underweight to the specialty sub-sector contributed most positively to the Fund's relative results. Conversely, overweights to and stock selection within the shopping center and health care sub-sectors detracted from the Fund's results. Stock selection among regional malls dampened relative performance as well.

From an individual security perspective, the three strongest contributors to the Fund's relative results during the reporting period were Equity One, Hudson Pacific Properties and Mid-America Apartments. Equity One, a shopping center REIT, performed particularly well following a merger announcement with Regency Centers. Hudson Pacific Properties, which focuses on office properties, saw strong performance after leasing success across its west coast portfolio against a backdrop of concern that technology and venture capital firms were slowing their hiring and expansion. The Fund had an underweight to Mid-America Apartment Communities. Its stock's valuation had become stretched during the first half of 2016 as investors sought non-gateway apartment exposure to avoid issues with oversupply. In August 2016, Mid-America Apartment

Annual Report 2016

VARIABLE PORTFOLIO FUNDS

MANAGER DISCUSSION OF FUND PERFORMANCE (continued)

Variable Portfolio — CenterSquare Real Estate Fund

Communities announced a merger with Post Properties, another more central business district and less suburban apartment company. The deal was received as partially dilutive to its suburban, non-gateway story, and Mid-America Apartment Communities' stock proceeded to give back much of its early-year gains.

The stocks that detracted most from the Fund's relative performance during the reporting period were CyrusOne, Taubman Centers and Kilroy Realty. CyrusOne underperformed as a modest slowdown in leasing impacted the data center segment. Our underweight in Taubman Centers detracted as the regional mall holding rallied during the period. Our underweight in Kilroy Realty also hurt, as its positions in infill office properties performed well. Kilroy Realty is engaged primarily with Class A office properties located in California and Washington. In urban planning, infill is the rededication of land, usually open space, to new construction.

Strict Value-Oriented Discipline Drove Fund Portfolio Changes

Morgan Stanley: During our reporting period, the Fund's allocations to the health care and office sub-sectors increased and its exposures to the hotel (lodging/resorts), retail, residential and self-storage sub-sectors decreased. From a country perspective, the most significant changes to the Fund's weightings were increases in allocations to the U.K. and France and decreases in exposure to the U.S. and Australia.

At the end of our reporting period, the Fund was most overweight relative to the benchmark in the lodging/resorts, retail and office sub-sectors. On May 31, 2016, the Fund was most underweight relative to the benchmark in the health care, industrial and self-storage sub-sectors. From a country perspective, the Fund was most overweight relative to the benchmark in Hong Kong and the U.K. at the end of our reporting period and was most underweight relative to the benchmark in Australia, Japan, Germany and the U.S. The Fund was rather neutrally weighted the remaining markets of the benchmark, but held no positions in New Zealand, Greece or Israel at the end of our reporting period.

CenterSquare: During our reporting period, we established Fund positions in Boston Properties, Hilton Worldwide Holdings and AvalonBay Communities. We purchased Boston Properties, an office REIT, due to what we considered to be an attractive valuation in light of negative market sentiment given the company's high price-point rents. Hilton Worldwide Holdings was a spinoff in the fourth quarter of 2016, which we purchased for the Fund due to our expectations for significant growth. Apartment REIT AvalonBay Communities is, we believe, distinctive among its peers given its strong development pipeline and growth prospects.

We trimmed the Fund's positions in Welltower, which invests in senior housing and health care real estate properties, as part of a broader reduction of exposure to health care, but we maintained an overweight to the name. We shifted from an overweight position to a more neutral one in Liberty Property Trust, which owns industrial and office properties, due to the closing of its valuation gap as well as our view that its guidance for

Annual Report 2016

VARIABLE PORTFOLIO FUNDS

MANAGER DISCUSSION OF FUND PERFORMANCE (continued)

Variable Portfolio — CenterSquare Real Estate Fund

its fiscal year 2017 was light. We trimmed the Fund's exposure to Equity One, mentioned earlier, following strong performance.

With these purchases and sales and other active management decisions, we shifted the Fund's sub-sector allocations as we sought to benefit from faster economic growth. Within the Fund's portfolio, we moved away from high yield, low growth profile REITs by selling long-duration lease property sub-sectors, such as the freestanding sub-sector, and bought short-duration lease sub-sectors, like the hotel sub-sector. We also increased the Fund's exposure to the diversified sub-sector and decreased exposure to self-storage.

As of December 31, 2016, the Fund was overweight the shopping center sub-sector and underweight the specialty sub-sector relative to the benchmark. On the same date, the Fund was rather neutrally weighted in the other constituent sub-sectors of the benchmark.

Annual Report 2016

VARIABLE PORTFOLIO FUNDS

PERFORMANCE OVERVIEW

Variable Portfolio — Columbia Wanger International Equities Fund

Performance Summary

■  Variable Portfolio — Columbia Wanger International Equities Fund (the Fund) Class 2 shares returned -0.78% for the 12-month period that ended December 31, 2016.

■  The Fund underperformed its benchmark, the MSCI ACWI ex USA Small Cap Index (Net), returned 3.91% over the same time period.

■  The Fund's underperformance of the benchmark can be attributed primarily to its emphasis on secular growth businesses in a year that favored value-oriented stocks.

Average Annual Total Returns (%) (for period ended December 31, 2016)

	Inception	1 Year	5 Years	Life
Class 1	05/07/10	-0.57	7.02	6.30
Class 2	05/07/10	-0.78	6.78	6.07
MSCI ACWI ex USA Small Cap Index (Net)		3.91	7.74	6.55

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your financial advisor or insurance representative.

Performance results reflect any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.

Effective November 30, 2016, the Fund compares its performance to that of the MSCI ACWI ex USA Small Cap Index (Net) (the New Index). Prior to this date, the Fund compared its performance to that of the S&P Global ex-U.S. Cap Range Companies Between USD500 Million to USD5 Billion Index (the Former Index). The Fund's investment manager believes that the New Index provides a more appropriate basis for comparing the Fund's performance. Information on the Former Index will be included for a one-year transition period. Thereafter, only the New Index will be included.

The MSCI ACWI ex USA Small Cap Index (Net) captures small-cap representation across 22 of 23 developed market countries (excluding the United States) and 23 emerging markets countries.

The S&P Global ex-U.S. Cap Range Companies Between USD500 Million to USD5 Billion Index, an unmanaged index, is a subset of the broad market selected by the index sponsor representing the mid-and small-cap developed and emerging markets, excluding the United States.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes (except the MSCI ACWI ex USA Small Cap Index (Net), which reflects reinvested dividends net of withholding taxes) or other expenses of investing. Securities in the Fund may not match those in an index.

Annual Report 2016

VARIABLE PORTFOLIO FUNDS

PERFORMANCE OVERVIEW (continued)

Variable Portfolio — Columbia Wanger International Equities Fund

Performance of a Hypothetical $10,000 Investment (May 7, 2010 – December 31, 2016)

The chart above shows the change in value of a hypothetical $10,000 investment in Class 2 shares of Variable Portfolio — Columbia Wanger International Equities Fund during the stated time period, and does not reflect the deduction of taxes, if any, that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The returns also do not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan, if any.

Annual Report 2016

VARIABLE PORTFOLIO FUNDS

MANAGER DISCUSSION OF FUND PERFORMANCE

Variable Portfolio — Columbia Wanger International Equities Fund

At December 31, 2016, approximately 71.7% of the Fund's shares were owned in the aggregate by affiliated funds-of-funds managed by Columbia Management Investment Advisers, LLC (the Investment Manager). As a result of asset allocation decisions by the Investment Manager, it is possible that the Fund may experience relatively large purchases or redemptions from affiliated funds-of-funds. The Investment Manager seeks to minimize the impact of these transactions by structuring them over a reasonable period of time. The Fund may experience increased expenses as it buys and sells securities as a result of purchases or redemptions by affiliated funds-of-funds.

For the 12-month period that ended December 31, 2016, the Fund's Class 2 shares returned -0.78%. The Fund underperformed its benchmark, the MSCI ACWI ex USA Small Cap Index (Net), which returned 3.91% over the same time period. The Fund's relative underperformance can be attributed primarily to its emphasis on secular growth businesses in a year that favored value-oriented stocks.

Small-Cap International Equities Advanced Despite Increased Uncertainty

Factors affecting small-cap international equities' performance during 2016 included generally positive, but subdued, economic growth, although that growth became increasingly uneven across developed and emerging economies. Divergent and varied monetary policies implemented by central banks around the world also affected the international equity markets. For example, the Federal Reserve followed through on its commitment to normalize monetary policy by raising interest rates, even as the European Central Bank extended its asset purchase program, and the Bank of Japan introduced additional quantitative easing and negative interest rates. The effects those varied policies had on currencies further impacted the international equity markets. Volatility was a factor throughout.

In early 2016, there was a rout in international equities, due to economic concerns, especially about China, and exacerbated by plunging oil prices. Saudi Arabia and Russia then provided some respite to falling oil prices by suggesting willingness to consider freezing their oil output. Beginning in mid-February, oil prices also strengthened on the back of a weakening U.S. dollar. In mid-2016, there appeared to be an increase in macro uncertainty in both developed international and U.S. equity markets, as investors focused on the fallout from the Brexit vote, or the U.K.'s decision to leave the European Union, and on the then-upcoming U.S. elections. Following Trump's victory in November 2016, the U.S. equity market advanced but international markets faltered. A rising U.S. interest rate environment, expectations of fiscal stimulus under the new presidency and rhetoric on global trade reform provided tailwinds to the U.S. dollar. However, a stronger U.S. dollar and rising interest rates were cause for concern among investors in small-cap international stocks, especially when expressed in U.S. dollar terms.

Portfolio Management

Columbia Wanger Asset Management, LLC

Louis Mendes, CFA

P. Zachary Egan, CFA

Top Ten Holdings (%) (at December 31, 2016)
CCL Industries, Inc. (Canada)	2.2
Rightmove PLC (United Kingdom)	1.8
Vitasoy International Holdings Ltd. (Hong Kong)	1.8
AURELIUS Equity Opportunities SE & Co. KGaA (Germany)	1.6
SimCorp AS (Denmark)	1.6
Elior Group (France)	1.5
Big Yellow Group PLC (United Kingdom)	1.5
Brembo SpA (Italy)	1.5
Domino's Pizza Enterprises Ltd. (Australia)	1.4
Amara Raja Batteries Ltd. (India)	1.4

Percentages indicated are based upon total investments (excluding Money Market Funds).

For further detail about these holdings, please refer to the section entitled "Portfolio of Investments."

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

Annual Report 2016

VARIABLE PORTFOLIO FUNDS

MANAGER DISCUSSION OF FUND PERFORMANCE (continued)

Variable Portfolio — Columbia Wanger International Equities Fund

Country Breakdown (%) (at December 31, 2016)
Australia	2.5
Belgium	0.8
Cambodia	0.9
Canada	8.0
China	1.6
Denmark	2.5
Finland	2.2
France	2.2
Germany	7.7
Hong Kong	2.3
India	3.5
Indonesia	0.9
Italy	2.4
Japan	20.8
Malta	1.2
Mexico	1.2
Netherlands	1.9
New Zealand	0.6
Norway	1.0
Philippines	1.2
Singapore	1.2
South Africa	1.1
South Korea	4.4
Spain	2.7
Sweden	4.1
Switzerland	0.7
Taiwan	2.6
Thailand	0.5
Turkey	0.5
United Kingdom	14.3
United States(a)	2.5
Total	100.0

Country Breakdown is based primarily on issuer's place of organization/incorporation. Percentages indicated are based upon total investments. The Fund's portfolio composition is subject to change.

(a) Includes investments in Money Market Funds.

Emphasis on Growth-Oriented Equities Detracted From Performance

The Fund's underperformance relative to the benchmark was driven by several factors. The primary reason for the difference was the strategy's growth style, which was out of favor during the annual period. Low quality, cyclical, value stocks led the markets for the year. The Fund's growth and quality orientation is designed to weather a range of macro scenarios but is probably most vulnerable in a sharp economic recovery, when low quality generally outperforms. Also, the Fund had a slightly larger market-cap orientation than the benchmark, which detracted, as there was a significant disparity between the performance of stocks with market capitalizations of less than $1.5 billion and those with market capitalizations of more than $1.5 billion.

From a sector perspective, health care, materials and consumer staples detracted most from the Fund's relative results during the annual period. Both having an overweight to and stock selection in the poorly performing health care sector dampened relative results. In materials, which outpaced the benchmark during the annual period, the Fund had a substantial underweight as a result of owning only a modest position in precious metals, which rallied. Stock selection in materials was also weak due to an orientation toward companies selling more differentiated products, such as specialty chemicals or value-added packaging. In consumer staples, weak stock selection more than outweighed the positive affect of being slightly underweight the lagging sector. These detractors were partially offset during the annual period by effective stock selection in the consumer discretionary and telecommunication services sectors, which contributed positively. Having an underweighted allocation to real estate, which lagged the benchmark during the annual period, also helped.

The individual holdings that detracted most from the Fund's relative results during the annual period were Sihuan Pharmaceutical Holdings, IHI and Big Yellow Group. Hong Kong-based Sihuan Pharmaceutical Holdings, which develops cardiocerebral vascular drugs, saw its shares decline as a result of regulation affecting the pharmaceutical industry. This regulation forced the company to change some of its sales practices and accounting methodologies, introducing uncertainty. We exited the Fund's position in Sihuan Pharmaceutical Holdings. IHI is a Japanese industrial conglomerate. We sold the Fund's position in IHI after a disappointing quarter and some write-offs by the company. Big Yellow Group is a U.K. self-storage facility, whose shares declined following the Brexit vote.

The top individual contributors to the Fund's performance during the annual period were Ag Growth International, CCL Industries and Cepheid. Ag Growth International is a Canadian manufacturer of augers and grain handling equipment. Its stock rose significantly during the annual period due to higher grain production worldwide. CCL Industries is a global label converter based in Canada. It benefited from several key acquisitions during the year. Cepheid is a biotechnology company based in the U.S. but with global reach for its products. The company was acquired by Danaher

Annual Report 2016

VARIABLE PORTFOLIO FUNDS

MANAGER DISCUSSION OF FUND PERFORMANCE (continued)

Variable Portfolio — Columbia Wanger International Equities Fund

in early November 2016 at a healthy premium, and we sold the Fund's position in Cepheid on the merger news.

The Fund utilized futures contracts during the annual period to manage equity exposure risk. On a stand-alone basis, these derivatives had a positive impact on Fund performance.

Bottom-Up Stock Selection Drove Portfolio Changes

During the annual period, the Fund's overall allocations to Asia ex-Japan and Latin America decreased. We reduced the Fund's weighting in China, where low valuations appeared warranted by weak fundamentals. We also exited Fund positions in Brazil due to valuation concerns, which proved unhelpful as the Brazilian currency rallied significantly. We shifted assets into Canada and Germany, where we found what we considered to be several compelling businesses. At December 31, 2016, the Fund was underweight Japan and Latin America and overweight Europe and the U.K. relative to the benchmark.

From a sector perspective, the Fund moved toward more of a growth bias during the annual period. Consistent with that style lean, we reduced the Fund's exposure to financials and consumer staples and increased its exposure to consumer discretionary, health care and information technology, the latter three of which tend to have more secular growth-oriented businesses. At the end of 2016, the Fund was most overweight relative to the benchmark in consumer discretionary, information technology, industrials and health care. The Fund was most underweighted compared to the benchmark in materials, financials, energy and consumer staples at the end of the annual period.

Equity Sector Breakdown (%) (at December 31, 2016)
Consumer Discretionary	21.6
Consumer Staples	4.8
Energy	2.3
Financials	8.4
Health Care	10.2
Industrials	23.1
Information Technology	15.5
Materials	6.5
Real Estate	6.0
Telecommunication Services	1.1
Utilities	0.5
Total	100.0

Percentages indicated are based upon total equity investments. The Fund's portfolio composition is subject to change.

Annual Report 2016

VARIABLE PORTFOLIO FUNDS

PERFORMANCE OVERVIEW

Variable Portfolio — DFA International Value Fund

Performance Summary

■  Variable Portfolio — DFA International Value Fund (the Fund) Class 2 shares returned 8.08% for the 12-month period that ended December 31, 2016.

■  The Fund outperformed its benchmark, the MSCI World ex USA Value Index (Net), which returned 7.39% over the same time period.

■  The Fund's relative outperformance can be attributed both to its focus on deeper value securities, which performed well during the annual period, and to resulting differences in sector allocations and stock selection which benefitted the Fund.

Average Annual Total Returns (%) (for period ended December 31, 2016)

	Inception	1 Year	5 Years	Life
Class 1	05/07/10	8.33	5.45	2.70
Class 2	05/07/10	8.08	5.20	2.45
MSCI World ex USA Value Index (Net)		7.39	5.96	5.10

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your financial advisor or insurance representative.

Performance results reflect any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.

The Fund's performance prior to November 2011 reflects returns achieved by one or more different subadvisers. If the Fund's current subadviser had been in place for the prior periods, results shown may have been different.

The MSCI World ex USA Value Index (Net) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets that have value characteristics. The MSCI World ex USA Value Index (Net) consists of the following 22 developed market country indices: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes (except the MSCI World ex USA Value Index (Net), which reflects reinvested dividends net of withholding taxes) or other expenses of investing. Securities in the Fund may not match those in an index.

Annual Report 2016

VARIABLE PORTFOLIO FUNDS

PERFORMANCE OVERVIEW (continued)

Variable Portfolio — DFA International Value Fund

Performance of a Hypothetical $10,000 Investment (May 7, 2010 – December 31, 2016)

The chart above shows the change in value of a hypothetical $10,000 investment in Class 2 shares of Variable Portfolio — DFA International Value Fund during the stated time period, and does not reflect the deduction of taxes, if any, that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The returns also do not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan, if any.

Annual Report 2016

VARIABLE PORTFOLIO FUNDS

MANAGER DISCUSSION OF FUND PERFORMANCE

Variable Portfolio — DFA International Value Fund

Portfolio Management

Dimensional Fund Advisors L.P.

Joseph Chi, CFA

Jed Fogdall

Henry Gray

Mary Phillips, CFA

Bhanu Singh

Top Ten Holdings (%) (at December 31, 2016)
HSBC Holdings PLC, ADR (United Kingdom)	2.8
Vodafone Group PLC (United Kingdom)	2.7
Total SA (France)	2.6
BP PLC, ADR (United Kingdom)	2.5
Royal Dutch Shell PLC, ADR, Class A (United Kingdom)	2.3
Banco Santander SA (Spain)	2.1
Royal Dutch Shell PLC, ADR, Class B (United Kingdom)	2.0
Daimler AG, Registered Shares (Germany)	2.0
Allianz SE, Registered Shares (Germany)	1.6
BP PLC (United Kingdom)	1.5

Percentages indicated are based upon total investments (excluding Money Market Funds).

For further detail about these holdings, please refer to the section entitled "Portfolio of Investments."

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

At December 31, 2016, approximately 99.4% of the Fund's shares were owned in the aggregate by affiliated funds-of-funds managed by Columbia Management Investment Advisers, LLC (the Investment Manager). As a result of asset allocation decisions by the Investment Manager, it is possible that the Fund may experience relatively large purchases or redemptions from affiliated funds-of-funds. The Investment Manager seeks to minimize the impact of these transactions by structuring them over a reasonable period of time. The Fund may experience increased expenses as it buys and sells securities as a result of purchases or redemptions by affiliated funds-of-funds.

For the 12-month period that ended December 31, 2016, the Fund's Class 2 shares returned 8.08%. The Fund outperformed its benchmark, the MSCI World ex USA Value Index (Net), which returned 7.39% over the same time period. The Fund's relative outperformance can be attributed both to its focus on deeper value securities, which performed well during the annual period, and to resulting differences in sector allocations and stock selection which benefitted the Fund.

International Value Equities Outperformed Growth Counterparts In 2016

In U.S. dollar terms, developed ex-U.S. equity markets posted positive returns for the annual period ended December 31, 2016. Using the MSCI World ex USA Index (Net) as a proxy, developed ex U.S. markets returned 2.75%. The U.S. dollar appreciated against a number of the major developed market currencies, particularly the British pound and Swedish krona. Overall, currency fluctuations had a negative effect on U.S. dollar-denominated returns of developed ex U.S. equities.

Within the developed ex-U.S. equity markets, large value stocks, as measured by the benchmark, outperformed large growth stocks, as measured by the MSCI World ex USA Growth Index. Profitability premiums were negative in developed ex U.S. markets among both large caps and small caps during the year.

Deep Value Focus Aided Fund Results

During the period, low relative price, or value, stocks outperformed high relative price, or growth, stocks. The Fund's greater emphasis on value stocks was the primary driver of its outperformance relative to the benchmark. In addition, the Fund's greater emphasis on mid-cap stocks had a positive effect on relative performance, as mid-cap equities outperformed large-cap equities during the period. From a country perspective as well, the Fund's emphasis on value stocks had a significantly positive effect in the U.K. Using MSCI U.K. indices as proxies, value stocks (MSCI U.K. Value Index) outperformed growth (MSCI U.K. Growth Index) stocks by approximately 14% during the period.

At the sector level, the Fund benefited from an overweight to energy, a position driven by the Fund's emphasis on value stocks, as the energy sector was one of the best performing sectors in the benchmark during the period. Having an overweight to materials and an underweight to health care further boosted the Fund's relative results. Only partially

Annual Report 2016

VARIABLE PORTFOLIO FUNDS

MANAGER DISCUSSION OF FUND PERFORMANCE (continued)

Variable Portfolio — DFA International Value Fund

offsetting these positive contributors was security selection in the telecommunication services, consumer discretionary and financials sectors, which detracted. Having an overweight to the under performing consumer discretionary sector also dampened the Fund's relative results during the annual period.

The individual holdings that contributed most positively to the Fund's results during the period were overweight positions in U.K. energy company BP and Canadian energy company Canadian Natural Resources, and an underweight position in U.K. financials firm Lloyds Banking Group. Conversely, having an overweight position in U.K. telecommunication services firm Vodafone Group and having underweight positions in Canadian financials firm Royal Bank of Canada and German industrials company Siemens detracted from the Fund's results relative to the benchmark.

From a country perspective, security selection in the U.K., Australia and Japan contributed positively to the Fund's results. Security selection in Germany, Switzerland and Italy detracted. Having an overweight to Switzerland, which lagged the benchmark during the period, also hurt performance.

Rebalancing Drove Fund Portfolio Changes

In managing the Fund, we regularly rebalance the Fund's portfolio to focus on a universe of deep value stocks, generally defined as stocks with the lowest price-to-book ratios, within each eligible country. During the annual period, we trimmed the Fund's positions in Canadian Natural Resources, ABB and Eni. We increased Fund positions in Australia & New Zealand Banking Group, E.ON and Royal Dutch Shell.

Any shifts in sector and country weights generally result from the portfolio construction process. Shifts are not a result of any tactical bet on the economic prospects of a given sector or country. During the period, the Fund's allocations to materials and health care increased, and its exposures to industrials and financials decreased. The Fund's positions in the U.K. increased, and its allocations to Canada, Italy and Sweden decreased.

As December 2016, the Fund had overweight allocations relative to the benchmark in energy, materials, consumer discretionary and consumer staples. On December 31, 2016, the Fund had underweighted allocations relative to the benchmark in financials, health care, utilities and industrials and was neutrally weighted compared to the benchmark in information technology and telecommunication services. The Fund had minimal exposure to real estate investment trusts at the end of the annual period. From a country perspective, the Fund was overweight at the end of December 2016 in Switzerland, the U.K. and the Netherlands and was underweight relative to the benchmark in Italy, Canada and Spain. The Fund had neutral weightings in the remaining constituents of the benchmark at the end of the period.

Country Breakdown (%) (at December 31, 2016)
Australia	6.1
Austria	0.1
Belgium	0.9
Canada	7.6
Denmark	1.7
Finland	0.9
France	9.7
Germany	8.9
Hong Kong	2.3
Ireland	0.4
Israel	0.4
Italy	0.5
Japan	22.6
Luxembourg	0.4
Netherlands	2.4
New Zealand	0.1
Norway	0.6
Portugal	0.0	(a)
Singapore	0.9
Spain	3.1
Sweden	2.2
Switzerland	7.9
United Kingdom	19.9
United States(b)	0.4
Total	100.0

Country Breakdown is based primarily on issuer's place of organization/incorporation. Percentages indicated are based upon total investments. The Fund's portfolio composition is subject to change.

(a) Rounds to zero.

(b) Includes investments in Money Market Funds.

Annual Report 2016

VARIABLE PORTFOLIO FUNDS

MANAGER DISCUSSION OF FUND PERFORMANCE (continued)

Variable Portfolio — DFA International Value Fund

Equity Sector Breakdown (%) (at December 31, 2016)
Consumer Discretionary	12.7
Consumer Staples	2.4
Energy	17.7
Financials	30.7
Health Care	1.4
Industrials	10.1
Information Technology	3.2
Materials	13.7
Real Estate	1.8
Telecommunication Services	4.1
Utilities	2.2
Total	100.0

Percentages indicated are based upon total equity investments. The Fund's portfolio composition is subject to change.

Annual Report 2016

VARIABLE PORTFOLIO FUNDS

PERFORMANCE OVERVIEW

Variable Portfolio — Eaton Vance Floating-Rate Income Fund

Performance Summary

■  Variable Portfolio — Eaton Vance Floating-Rate Income Fund (the Fund) Class 2 shares returned 10.29% for the 12-month period that ended December 31, 2016.

■  The Fund outperformed its benchmark, the S&P/LSTA Leveraged Loan Index, which returned 10.16% over the same time period.

■  The Fund's outperformance relative to the benchmark was primarily attributable to its comparatively greater focus on larger loans and to favorable security selection, which more than offset the detracting effect of its emphasis on higher quality loans and of industry allocation.

Average Annual Total Returns (%) (for period ended December 31, 2016)

	Inception	1 Year	5 Years	Life
Class 1	05/07/10	10.56	4.25	3.99
Class 2	05/07/10	10.29	4.00	3.62
S&P/LSTA Leveraged Loan Index		10.16	5.11	4.80

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your financial advisor or insurance representative.

Performance results reflect any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.

The S&P/LSTA Leveraged Loan Index is a daily total return index that uses LSTA/LPC Mark-to-Market Pricing to calculate market value change. On a real-time basis, the S&P/LSTA Leveraged Loan Index tracks the current outstanding balance and spread over LIBOR for fully funded term loans. The facilities included in the S&P/LSTA Leveraged Loan Index represent a broad cross section of leveraged loans syndicated in the United States, including dollar-denominated loans to overseas issuers.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.

Annual Report 2016

VARIABLE PORTFOLIO FUNDS

PERFORMANCE OVERVIEW (continued)

Variable Portfolio — Eaton Vance Floating-Rate Income Fund

Performance of a Hypothetical $10,000 Investment (May 7, 2010 – December 31, 2016)

The chart above shows the change in value of a hypothetical $10,000 investment in Class 2 shares of Variable Portfolio — Eaton Vance Floating-Rate Income Fund during the stated time period, and does not reflect the deduction of taxes, if any, that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The returns also do not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan, if any.

Annual Report 2016

VARIABLE PORTFOLIO FUNDS

MANAGER DISCUSSION OF FUND PERFORMANCE

Variable Portfolio — Eaton Vance Floating-Rate Income Fund

At December 31, 2016, approximately 72.6% of the Fund's shares were owned in the aggregate by affiliated funds-of-funds managed by Columbia Management Investment Advisers, LLC (the Investment Manager). As a result of asset allocation decisions by the Investment Manager, it is possible that the Fund may experience relatively large purchases or redemptions from affiliated funds-of-funds. The Investment Manager seeks to minimize the impact of these transactions by structuring them over a reasonable period of time. The Fund may experience increased expenses as it buys and sells securities as a result of purchases or redemptions by affiliated funds-of-funds.

For the 12-month period that ended December 31, 2016, the Fund's Class 2 shares returned 10.29%. The Fund outperformed its benchmark, the S&P/LSTA Leveraged Loan Index, which returned 10.16% over the same time period. The Fund's outperformance relative to the benchmark was primarily attributable to its comparatively greater focus on larger loans and to favorable security selection, which more than offset the detracting effect of its emphasis on higher quality loans and of industry allocation.

Leveraged Loan Market Experienced Record-Strong Calendar Year In 2016

During calendar year 2016, the U.S. floating-rate loan market, as measured by the benchmark, experienced the second-strongest calendar year performance on record, with a return of 10.16%. After registering negative performance results in the last seven consecutive months of calendar year 2015, loan market performance remained negative into January and February 2016. However, the leveraged loan market reversed course in March 2016 and then generated positive performance results over the last ten months of calendar year 2016. Breaking down the full calendar year return, almost half of the 10.16% return was the result of price return, with the remainder coming from the income component of return.

Following the unanticipated U.S. Presidential election results in November 2016, the Federal Reserve (the Fed) raised the targeted federal funds rate by 25 basis points in mid-December 2016, the first hike since December 2015, with additional rate hikes anticipated in 2017. (A basis point is 1/100th of a percentage point.) Rising interest rate expectations helped to drive loan demand in 2016, with loan prices rising substantially during the annual period. Demand from collateralized loan obligations (CLOs) remained solid throughout the annual period, and retail mutual fund flows, which represented a headwind for loans in calendar year 2015, turned positive in 2016.

With respect to fundamentals, the par-weighted default rate, a measure of corporate health and credit risk in the market, ended the year 2016 at a 10-month low of 1.58%, as measured by principal amount on a trailing 12-month basis. The default rate remained low from a historical perspective, according to Standard & Poor's Leveraged Commentary & Data. Importantly, about two-thirds of these defaults came by way of commodity-related issuers during the annual period, which collectively accounted for a limited corner of the overall market. Thus, the majority of

Portfolio Management

Eaton Vance Management

Scott Page, CFA

Craig Russ

Andrew Sveen, CFA

Portfolio Breakdown (%) (at December 31, 2016)
Common Stocks	1.5
Corporate Bonds & Notes	0.0	(a)
Money Market Funds	9.0
Senior Loans	89.5
Total	100.0

Percentages indicated are based upon total investments. The Fund's portfolio composition is subject to change.

(a) Rounds to zero.

Annual Report 2016

VARIABLE PORTFOLIO FUNDS

MANAGER DISCUSSION OF FUND PERFORMANCE (continued)

Variable Portfolio — Eaton Vance Floating-Rate Income Fund

Quality Breakdown (%) (at December 31, 2016)
BBB rating	0.9
BB rating	42.2
B rating	48.6
CCC rating	2.8
Not rated	5.5
Total	100.0

Percentages indicated are based upon total fixed income investments (excluding Money Market Funds).

Bond ratings apply to the underlying holdings of the Fund and not the Fund itself and are divided into categories ranging from highest to lowest credit quality, determined by using the rating assigned by Moody's, as available. If Moody's doesn't rate a bond, then the S&P rating is used. When a bond is not rated by any rating agency, it is designated as "Not rated." Credit quality ratings assigned by a rating agency are subjective opinions, not statements of fact, and are subject to change, including daily. The ratings assigned by credit rating agencies are but one of the considerations that the Investment Manager and/or Fund's subadviser incorporates into its credit analysis process, along with such other issuer-specific factors as cash flows, capital structure and leverage ratios, ability to de-leverage (repay) through free cash flow, quality of management, market positioning and access to capital, as well as such security-specific factors as the terms of the security (e.g., interest rate and time to maturity) and the amount and type of any collateral. Additionally, the Investment Manager considers the interest rate to be paid on the investment, the portfolio's exposure to a particular sector, and the relative value of the loan within the sector, among other factors.

the asset class outstanding remained in relatively solid shape fundamentally during the annual period.

Larger Focus Supported Fund Results

During the annual period, the S&P/LSTA Leveraged Loan 100 Index, a barometer of the largest loans held within the benchmark, outperformed the benchmark with a return of 10.88% versus 10.16%. As the Fund generally tends to favor larger loans, this trend provided a tailwind to its relative performance during the annual period. Favorable security selection results also boosted the Fund's relative performance during the annual period.

However, from a quality perspective, the distressed segments of the market outperformed the higher quality segments by a wide margin during the annual period, which represented a headwind to relative performance, as the Fund generally favors higher quality loans. Looking across ratings tiers within the benchmark for the annual period, the distressed CCC-rated and defaulted loan market segments returned 29.05% and 27.04%, respectively, significantly outpacing the 7.33% and 10.80% returns of the higher quality BB-rated and B-rated segments of the market, respectively. As the Fund had underweights to CCC-rated and defaulted loans, such positioning detracted.

The Fund employs a rigorous, bottom-up credit research process wherein loan selection drives performance, and sector allocation is a residual of that process. That said, analyzing results from the perspective of industry exposures can be instructive. Overall, industry allocation results generally had modest effect on the Fund's relative performance, with the exception of the Fund's modest underweight to the strongly performing oil and gas industry, which detracted from relative results during the annual period. That said, the Fund benefited from an overweight exposure to select oil and gas loans. Having an overweight to a loan issued by imagery and digital content creator and distributor Getty Image, which outperformed the benchmark during the annual period, also helped. In addition, within the Aerospace and Defense sector, a position in IAP World Wide Services, Inc. contributed positively to performance.

The Fund does not employ an active duration or yield curve positioning strategy. Due to the floating-rate nature of the loans held in the Fund's portfolio, which reset on average every 57 days, as of December 31, 2016, the Fund's effective duration stood near zero — specifically at 0.16 years — at the end of the annual period. This is typical for our floating-rate strategy and was comparable, or neutral, to the duration of the benchmark at the end of the annual period. Duration is a measure of the Fund's sensitivity to changes in interest rates.

Bottom-Up Credit Research Drove Fund Portfolio Changes

Changes in industry and quality exposure within the Fund are a residual of bottom-up credit research and were relatively modest during the annual period. Through a full market cycle, the Fund retains its high quality loan posture relative to the benchmark. As such, our team does not

Annual Report 2016

VARIABLE PORTFOLIO FUNDS

MANAGER DISCUSSION OF FUND PERFORMANCE (continued)

Variable Portfolio — Eaton Vance Floating-Rate Income Fund

significantly shift its quality exposure positioning in response to macroeconomic factors. This high quality bias detracted from the Fund during the annual period but has served the Fund well over longer term periods. The Fund also remained broadly diversified across industry segments during the annual period. All that said, a few of the largest industry exposure changes over the annual period included relative decreases to the electronics-electrical, farming/agriculture, food products, food service, health care, leisure goods and oil and gas industries. There were relative increases to the automotive, business equipment and services, cable and satellite TV, drugs, radio and television and utilities industries. From a quality perspective, the Fund's exposure to BBB-rated, B-rated and below B-rated securities decreased relative to the benchmark, and its exposure relative to the benchmark in BB-rated securities increased. Its relative allocations to defaulted and unrated securities did not materially shift during the annual period.

During the annual period, we established a new Fund position in Global Eagle Entertainment, a provider of inflight entertainment and connectivity services to airlines, based on what we view as its strong market share and recurring revenue. We initiated a Fund position in large software provider Veritas US on what we considered to be an opportunistic basis. We sold the Fund's position in Lions Gate Entertainment Corp. at a premium, primarily to secure a gain on the trade for the Fund. We exited the Fund's holding in Contura Energy, as the position had realized full recoveries on this restructured coal investment.

At the end of the annual period, the Fund was most overweight relative to benchmark in the chemicals and plastics, industrial equipment, business equipment and services, financial intermediaries, food products, building and development and food and drug retailers. On December 31, 2016, the Fund was most underweighted relative to the benchmark in the retailers (ex food and drug), telecommunications, utilities, leisure goods, oil and gas, lodging and casino and air transport industries. At the end of the annual period, the Fund was overweight the benchmark in BB-rated and unrated securities and was underweight relative to the Leveraged Loan Index in BBB-rated and below B-rated securities.

Annual Report 2016

VARIABLE PORTFOLIO FUNDS

PERFORMANCE OVERVIEW

Variable Portfolio — J.P. Morgan Core Bond Fund

Performance Summary

■  Variable Portfolio — J.P. Morgan Core Bond Fund (the Fund) Class 2 shares returned 2.23% for the 12-month period that ended December 31, 2016.

■  The Fund modestly underperformed its benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index, which returned 2.65% over the same time period.

■  Yield curve positioning detracted, while sector allocation generated mixed results, and duration positioning contributed positively.

Average Annual Total Returns (%) (for period ended December 31, 2016)

	Inception	1 Year	5 Years	Life
Class 1	05/07/10	2.48	2.18	3.28
Class 2	05/07/10	2.23	1.93	3.01
Bloomberg Barclays U.S. Aggregate Bond Index		2.65	2.23	3.31

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your financial advisor or insurance representative.

Performance results reflect any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.

The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage passthroughs), asset-backed securities, and commercial mortgage-backed securities.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.

Annual Report 2016

VARIABLE PORTFOLIO FUNDS

PERFORMANCE OVERVIEW (continued)

Variable Portfolio — J.P. Morgan Core Bond Fund

Performance of a Hypothetical $10,000 Investment (May 7, 2010 – December 31, 2016)

The chart above shows the change in value of a hypothetical $10,000 investment in Class 2 shares of Variable Portfolio — J.P. Morgan Core Bond Fund during the stated time period, and does not reflect the deduction of taxes, if any, that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The returns also do not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan, if any.

Annual Report 2016

VARIABLE PORTFOLIO FUNDS

MANAGER DISCUSSION OF FUND PERFORMANCE

Variable Portfolio — J.P. Morgan Core Bond Fund

Portfolio Management

J.P. Morgan Investment Management Inc.

Barbara Miller

Peter Simons, CFA

Richard Figuly

Portfolio Breakdown (%) (at December 31, 2016)
Asset-Backed Securities — Non-Agency	8.7
Commercial Mortgage-Backed Securities — Agency	14.8
Commercial Mortgage-Backed Securities — Non-Agency	2.2
Corporate Bonds & Notes	23.4
Foreign Government Obligations	1.4
Inflation-Indexed Bonds	0.1
Money Market Funds	0.9
Municipal Bonds	0.2
Residential Mortgage-Backed Securities — Agency	14.6
Residential Mortgage-Backed Securities — Non-Agency	2.9
U.S. Government & Agency Obligations	4.7
U.S. Treasury Obligations	26.1
Total	100.0

Percentages indicated are based upon total investments. The Fund's portfolio composition is subject to change.

At December 31, 2016, approximately 99.7% of the Fund's shares were owned in the aggregate by affiliated funds-of-funds managed by Columbia Management Investment Advisers, LLC (the Investment Manager). As a result of asset allocation decisions by the Investment Manager, it is possible that the Fund may experience relatively large purchases or redemptions from affiliated funds-of-funds. The Investment Manager seeks to minimize the impact of these transactions by structuring them over a reasonable period of time. The Fund may experience increased expenses as it buys and sells securities as a result of purchases or redemptions by affiliated funds-of-funds.

For the 12-month period that ended December 31, 2016, the Fund's Class 2 shares returned 2.23%. The Fund modestly underperformed its benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index, which returned 2.65% over the same time period. Yield curve positioning detracted, while sector allocation generated mixed results, and duration positioning contributed positively.

U.S. Fixed-Income Market Posted Modest Gains

It was a volatile start to the year 2016 for global markets, as equity prices plunged before rebounding to end the first quarter in positive territory. Oil prices plummeted to 12-year lows only to reverse course to end the quarter slightly above where they began. Global economic growth concerns dampened investors' outlook. Separately, the Federal Reserve (the Fed) took a big step back in its efforts to wean investors from central bank accommodation, a move that benefited spread, or non-U.S. Treasury, fixed-income sectors during the second half of the first quarter, as investors returned to risk assets.

Markets started the second quarter with a constructive tone, as credit spreads, or yield differentials to U.S. Treasuries, tightened; equities rose; and U.S. Treasury yields increased. However, equities sold off sharply; credit spreads widened; and high quality global government bond yields declined significantly at the end of the quarter in response to the U.K.'s "leave" vote in its referendum on membership in the European Union, popularly known as Brexit. Markets had assigned a high probability to a victory for a "remain" vote. When British voters opted to leave the European Union, it came as a shock to markets. As a result, U.S. Treasury yields plummeted across the yield curve, or spectrum of maturities, which flattened by the end of the quarter. A flattening yield curve is when the differential between yields of longer term and shorter term maturities narrows.

For most of the third quarter, financial markets were stable and uneventful, with risk assets performing well, and U.S. Treasuries selling off. Although the quarter began amid uncertainty surrounding Brexit, the market impact of the U.K. vote to exit the European Union was fairly muted within days after the vote. U.S. job growth remained on a strong path, while commodities, the U.S. dollar, global economic growth and China's economic growth all stabilized somewhat.

The major event of the fourth quarter was the surprise Republican sweep of the White House and both chambers of the U.S. Congress. This result

Annual Report 2016

VARIABLE PORTFOLIO FUNDS

MANAGER DISCUSSION OF FUND PERFORMANCE (continued)

Variable Portfolio — J.P. Morgan Core Bond Fund

changed many investors' view that the U.S. was stuck in a sub-trend growth and inflation environment. With the exception of a brief risk-off reaction by global markets, bond yields and equity prices moved higher since the U.S. election on expectations of deregulation, corporate and individual tax cuts and higher infrastructure spending and the potential impact of these anticipated policies on economic growth and inflation. In addition, the Fed raised interest rates for the first time in a year, increasing the targeted federal funds rate by 25 basis points at its December meeting. (A basis point is 1/100th of a percentage point.)

Year over year, equity markets finished higher; credit spreads tightened; and U.S. Treasury yields rose. Within the benchmark, credit-sensitive sectors significantly outperformed the duration-sensitive sectors. Corporate credit was the best performing sector in the benchmark during the annual period, with industrials being the best performing sub-sector. Mortgage-backed securities comprised the worst performing sector in the benchmark during the annual period. Over the year, lower quality names outperformed higher rated credits. On a duration-neutral basis, AA-rated corporate bonds outperformed U.S. Treasuries, A-rated corporate bonds outperformed U.S. Treasuries, and BBB-rated corporate bonds outperformed U.S. Treasuries.

Within the U.S. Treasury sector itself, the U.S. Treasury yield curve steepened, with the spread, or differential, in yields between the two-year and 10-year U.S. Treasuries finishing the year at 1.26%, up 4 basis points from the end of 2015. U.S. Treasury yields rose across the curve, as the short end moved on Fed action, and the intermediate to long end of the curve increased on prospects of higher global economic growth and inflation. The most dramatic move higher happened just after the U.S. Presidential election, as markets anticipated that a Trump administration would press for tax and regulatory reforms and champion infrastructure spending.

Sector Allocation Generated Mixed Results

During the annual period, sector allocation overall generated mixed results. The Fund's underweight to corporate bonds detracted, as credit spreads rallied strongly during the annual period. The Fund's overweight to mortgage-backed securities also dampened relative results, as mortgages were the worst performing sector in the benchmark during the annual period. On the other hand, the Fund's overweights to asset-backed securities and agency commercial mortgage-backed securities, contributed positively to relative results. Asset-backed securities and commercial mortgage-backed securities outperformed duration-equivalent U.S. Treasuries by 95 basis points and 236 basis points, respectively, during the annual period. In addition, security selection within the mortgage-backed securities sector contributed positively, as we favored agency mortgage-backed securities in lieu of index pass-through mortgages, and agency mortgages outperformed pass-through mortgage-backed securities during the annual period. Correspondingly, the Fund's underweight to U.S. Treasuries added value, as spread sectors generally outperformed U.S. Treasuries during the annual period.

Quality Breakdown (%) (at December 31, 2016)
AAA rating	65.0
AA rating	3.8
A rating	11.0
BBB rating	14.2
BB rating	0.8
B rating	0.1
CCC rating	0.1
D rating	0.0	(a)
Not rated	5.0
Total	100.0

Percentages indicated are based upon total fixed income investments (excluding Money Market Funds).

(a) Rounds to zero.

Bond ratings apply to the underlying holdings of the Fund and not the Fund itself and are divided into categories ranging from highest to lowest credit quality, determined by using the middle rating of Moody's, S&P and Fitch, after dropping the highest and lowest available ratings. When ratings are available from only two rating agencies, the lower rating is used. When a rating is available from only one rating agency, that rating is used. When a bond is not rated by any rating agency, it is designated as "Not rated." Credit quality ratings assigned by a rating agency are subjective opinions, not statements of fact, and are subject to change, including daily. The ratings assigned by credit rating agencies are but one of the considerations that the Investment Manager and/or Fund's subadviser incorporates into its credit analysis process, along with such other issuer-specific factors as cash flows, capital structure and leverage ratios, ability to de-leverage (repay) through free cash flow, quality of management, market positioning and access to capital, as well as such security-specific factors as the terms of the security (e.g., interest rate and time to maturity) and the amount and type of any collateral.

Annual Report 2016

VARIABLE PORTFOLIO FUNDS

MANAGER DISCUSSION OF FUND PERFORMANCE (continued)

Variable Portfolio — J.P. Morgan Core Bond Fund

The Fund's yield curve positioning detracted. As part of the investment process, we evaluate the risk/reward posture of various maturities along the yield curve in an effort to identify undervalued portions of the curve. Our yield curve strategy seeks to find optimal exposures along the curve. The Fund's yield curve positioning dampened relative results, as the Fund remained overweight in the belly of the curve, i.e. securities with five-year to ten-year maturities, where rates rose most sharply and thus which underperformed the long-term end of the curve, where the Fund was underweighted.

The Fund's duration positioning contributed positively to its relative performance during the annual period. We carefully manage duration as we seek to control interest rate risk in the Fund, and we use it sparingly as an active management tool. The Fund had a shorter duration than that of the benchmark during the annual period, which helped as yields rose across the curve. At the end of the annual period, the Fund had an effective duration of 5.32 years versus the benchmark's effective duration of 5.92 years. Duration is a measure of the Fund's sensitivity to changes in interest rates.

Individual Security Selection Drove Fund Portfolio Changes

Our investment strategy places an emphasis on security selection, based on bottom-up fundamental analysis. As such, our investment decisions are not predicated on specific macro factors, such as government policy action, ratings changes and more. However, such factors often increase market volatility that may present buying opportunities. Securities are purchased that we believe are undervalued or may offer a superior total return profile compared to similar securities. Securities are sold that we believe are overvalued, suffer significant fundamental changes or if a substitute security with a superior total return profile is identified. During the annual period, there was no substantial turnover. That said, there was a decrease in the Fund's allocation to mortgage-backed securities, particularly agency mortgage-backed securities, and corresponding increases to U.S. Treasuries and corporate bonds. In our view, the mortgage-backed securities sector remained rich, as it was supported by Fed reinvestment of paydowns, low net issuance and high demand by banks and foreign investors. Alternatively, we found opportunities within corporate bonds during the annual period, as investment grade credit issuance finished a sixth-straight record year.

At the end of the annual period, the Fund was overweight relative to the benchmark in agency debt, mortgage-backed securities, asset-backed securities and commercial mortgage-backed securities and was underweight relative to the benchmark in U.S. Treasuries and corporate bonds. The Fund maintained a short duration posture relative to the benchmark and a bias toward the belly of the yield curve, or securities with five-year to 10-year maturities.

Annual Report 2016

VARIABLE PORTFOLIO FUNDS

PERFORMANCE OVERVIEW

Variable Portfolio — Jennison Mid Cap Growth Fund

Performance Summary

■  Variable Portfolio — Jennison Mid Cap Growth Fund (the Fund) Class 2 shares returned 3.43% for the 12-month period that ended December 31, 2016.

■  The Fund underperformed its benchmark, the Russell Midcap Growth Index, which returned 7.33% over the same time period.

■  While the Fund benefited from holdings in the financials and consumer discretionary sectors, its information technology and health care positions detracted from performance.

Average Annual Total Returns (%) (for period ended December 31, 2016)

	Inception	1 Year	5 Years	Life
Class 1	05/07/10	3.70	10.46	10.18
Class 2	05/07/10	3.43	10.16	9.88
Russell Midcap Growth Index		7.33	13.51	13.22

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your financial advisor or insurance representative.

Performance results reflect any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.

The Russell Midcap Growth Index, an unmanaged index, measures the performance of those Russell Midcap Index companies with higher price-to-book ratios and forecasted growth values.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.

Annual Report 2016

VARIABLE PORTFOLIO FUNDS

PERFORMANCE OVERVIEW (continued)

Variable Portfolio — Jennison Mid Cap Growth Fund

Performance of a Hypothetical $10,000 Investment (May 7, 2010 – December 31, 2016)

The chart above shows the change in value of a hypothetical $10,000 investment in Class 2 shares of Variable Portfolio — Jennison Mid Cap Growth Fund during the stated time period, and does not reflect the deduction of taxes, if any, that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The returns also do not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan, if any.

Annual Report 2016

VARIABLE PORTFOLIO FUNDS

MANAGER DISCUSSION OF FUND PERFORMANCE

Variable Portfolio — Jennison Mid Cap Growth Fund

At December 31, 2016, approximately 96.7% of the Fund's shares were owned in the aggregate by affiliated funds-of-funds managed by Columbia Management Investment Advisers, LLC (the Investment Manager). As a result of asset allocation decisions by the Investment Manager, it is possible that the Fund may experience relatively large purchases or redemptions from affiliated funds-of-funds. The Investment Manager seeks to minimize the impact of these transactions by structuring them over a reasonable period of time. The Fund may experience increased expenses as it buys and sells securities as a result of purchases or redemptions by affiliated funds-of-funds.

For the 12 months ended December 31, 2016, the Fund's Class 2 shares returned 3.43%. The Fund underperformed its benchmark, the Russell Midcap Growth Index, which returned 7.33% over the same time period. While the Fund benefited from holdings in the financials and consumer discretionary sectors, its information technology and health care positions detracted from performance.

A Year of Volatility and Surprises

2016 was a year of volatility and surprises. Decelerating economic growth in China, concerns that emerging economies might face balance sheet risks, the negative effect of lower energy prices on industrial sectors, fears of slowing economic growth in the U.S., uncertainty about the course of future Federal Reserve monetary tightening, the United Kingdom's vote to leave the European Union, and the highly unconventional U.S. Presidential election all contributed to volatility. Risk aversion in this global market environment affected how investors valued different securities. Low-volatility/high-dividend-paying stocks were significant drivers of market returns with dividend-paying and other "safety" stocks outperforming, and stocks of higher-growth companies generally underperforming. In the wake of the November U.S. election, speculation about potential policy initiatives of the new administration favored companies — many of them exhibiting little secular growth — expected to benefit from a less onerous regulatory environment, lower corporate tax rates, and infrastructure and defense spending.

Contributors and Detractors

The financials and consumer discretionary sectors contributed the most to the Fund's relative performance during the period. In financials, stock selection and a meaningful overweight was beneficial. Positions in consumer finance and real estate investment trusts (REITs) performed particularly well. In consumer discretionary, stock selection drove outperformance, as did an underweight to the sector. In energy, an overweight position was a source of relative gain. Among individual holdings, the three largest relative contributors were Burlington Stores, SLM and Copart. Burlington Stores' top-line and bottom-line results both beat expectations. The company appears to be making progress in upgrading the quality of its assortment and improving the store experience, as it seeks to bridge the productivity and margin gap relative to its larger peers, TJ Maxx and Ross Stores. Shares of SLM rose on election results as Donald Trump's victory could mean diminished

Portfolio Management

Jennison Associates LLC

John Mullman, CFA

Jeffrey Rabinowitz, CFA*

Sheetal Prasad, CFA*

*Effective January 9, 2017, Mr. Rabinowitz no longer serves as a portfolio manager of the Fund. On the same date, Mr. Prasad was added as portfolio manager to the Fund.

Top Ten Holdings (%) (at December 31, 2016)
Dollar Tree, Inc.	2.8
SBA Communications Corp., Class A	2.8
Vantiv, Inc., Class A	2.4
Roper Technologies, Inc.	2.2
Analog Devices, Inc.	2.1
Red Hat, Inc.	2.0
SLM Corp.	1.9
Amphenol Corp., Class A	1.9
NXP Semiconductors NV	1.8
AMETEK, Inc.	1.8

Percentages indicated are based upon total investments (excluding Money Market Funds).

For further detail about these holdings, please refer to the section entitled "Portfolio of Investments."

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

Portfolio Breakdown (%) (at December 31, 2016)
Common Stocks	96.4
Money Market Funds	3.6
Total	100.0

Percentages indicated are based upon total investments. The Fund's portfolio composition is subject to change.

Annual Report 2016

VARIABLE PORTFOLIO FUNDS

MANAGER DISCUSSION OF FUND PERFORMANCE (continued)

Variable Portfolio — Jennison Mid Cap Growth Fund

Equity Sector Breakdown (%) (at December 31, 2016)
Consumer Discretionary	20.7
Consumer Staples	6.5
Energy	2.3
Financials	9.9
Health Care	13.4
Industrials	13.5
Information Technology	21.8
Materials	4.3
Real Estate	4.2
Telecommunication Services	2.8
Utilities	0.6
Total	100.0

Percentages indicated are based upon total equity investments. The Fund's portfolio composition is subject to change.

regulatory risk, an increase in loan origination volumes, and the possibility that private student lenders will play a bigger role in higher education financing. Our investment thesis for Copart, which provides online auctions and vehicle remarketing services, played out in the period. We like its recurring revenue business model and good visibility into earnings.

Information technology was the largest detractor from relative performance due mostly to stock selection, though a modest underweight also detracted. Health care was another source of absolute and relative weakness due to stock selection. Our holdings in pharmaceuticals performed poorly in the aggregate and our large overweight in health care providers and services also detracted. Stock selection in consumer staples also hurt relative results. Two of the largest individual detractors were Endo International and LinkedIn. Shares of Endo fell on the announcement that it was reducing earnings expectations. We eliminated the position as our investment thesis did not play out as expected. LinkedIn's decline reflected signs of significant deceleration in recent high growth rates. We eliminated the position, as we felt this would be an overhang to share price performance.

Portfolio Positioning

In addition to LinkedIn, we eliminated Constellation Brands after strong share price performance. Our thesis that it would generate strong top-line growth and improving free cash flow generation played out as expected. New positions included Equinix, a global retail colocation provider that offers data center space and power to end-use customers. We liked its global footprint and recurring revenue business model, as well as its offering as a low cost, alternative to content providers and financial institutions. We also established a new position in Zoetis. The company engages in the discovery, development, manufacture, and commercialization of animal health medicines and vaccines for livestock and companion animals in the U.S. We liked its diversified business model and found its visibility in earnings impressive. The biggest change during the year was an increase in our allocation to health care.

Annual Report 2016

VARIABLE PORTFOLIO FUNDS

PERFORMANCE OVERVIEW

Variable Portfolio — MFS® Value Fund

Performance Summary

■  Variable Portfolio — MFS® Value Fund (the Fund) Class 2 shares returned 13.73% for the 12-month period that ended December 31, 2016.

■  While absolute returns were robust, the Fund underperformed its benchmark, the Russell 1000 Value Index, which returned 17.34% over the same time period.

■  The Fund underperformed the benchmark on a relative basis driven by a combination of stock selection and sector allocation.

Average Annual Total Returns (%) (for period ended December 31, 2016)

	Inception	1 Year	5 Years	Life
Class 1	05/07/10	14.03	14.55	11.97
Class 2	05/07/10	13.73	14.26	11.70
Russell 1000 Value Index		17.34	14.80	13.07

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your financial advisor or insurance representative.

Performance results reflect any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.

The Russell 1000 Value Index, an unmanaged index, measures the performance of those stocks in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.

Annual Report 2016

VARIABLE PORTFOLIO FUNDS

PERFORMANCE OVERVIEW (continued)

Variable Portfolio — MFS® Value Fund

Performance of a Hypothetical $10,000 Investment (May 7, 2010 – December 31, 2016)

The chart above shows the change in value of a hypothetical $10,000 investment in Class 2 shares of Variable Portfolio — MFS® Value Fund during the stated time period, and does not reflect the deduction of taxes, if any, that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The returns also do not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan, if any.

Annual Report 2016

VARIABLE PORTFOLIO FUNDS

MANAGER DISCUSSION OF FUND PERFORMANCE

Variable Portfolio — MFS® Value Fund

At December 31, 2016, approximately 98.3% of the Fund's shares were owned in the aggregate by affiliated funds-of-funds managed by Columbia Management Investment Advisers, LLC (the Investment Manager). As a result of asset allocation decisions by the Investment Manager, it is possible that the Fund may experience relatively large purchases or redemptions from affiliated funds-of-funds. The Investment Manager seeks to minimize the impact of these transactions by structuring them over a reasonable period of time. The Fund may experience increased expenses as it buys and sells securities as a result of purchases or redemptions by affiliated funds-of-funds.

For the 12-month period that ended December 31, 2016, the Fund's Class 2 shares returned 13.73%. While absolute returns were robust, the Fund underperformed its benchmark, the Russell 1000 Value Index, which returned 17.34% over the same time period. The Fund underperformed the benchmark on a relative basis driven by a combination of stock selection and sector allocation.

Sluggish Global Economic Growth

Sluggish global economic growth weighed on both developed and emerging market equities during the annual period, though signs of improved economic growth became evident in late 2016. The U.S. Federal Reserve (the Fed) increased interest rates by 25 basis points at the end of the annual period, the second hike of the cycle that began in December 2015. (A basis point is 1/100th of a percentage point.) Globally, however, central bank policy remained highly accommodative, which forced many government, and even some corporate, bond yields into negative territory during the annual period.

At the end of June 2016, the U.K. voted to leave the European Union, beginning what most expect to be a multi-year process of negotiation to achieve what is popularly known as Brexit. While markets initially reacted to the vote with alarm, the spillover to European and emerging market economies was relatively short-lived. Late in the annual period, the surprising U.S. Presidential election outcome prompted a significant rally in equities and a rise in bond yields in anticipation of a reflationary policy mix from the incoming Trump administration.

Headwinds from lower energy and commodity prices, which had spread beyond the energy, materials and industrials sectors early in the annual period, abated later in the annual period, as stabilizing oil prices helped push energy earnings higher relative to expectations. A sharp rise in the U.S. dollar was a headwind for multinationals late in the annual period, weighing on their earnings. U.S. consumer spending held up well during the second half of the annual period amid a modest increase in real wages and relatively low gasoline prices.

Demand for autos reached near-record territory, while the housing market maintained its recovery. Slow global trade continued to mirror slow global economic growth, particularly for many emerging market countries. That said, emerging market countries began to show signs of a modest upturn in activity along with adjustments in their external accounts. These improved conditions appeared to have reassured investors and

Portfolio Management

Massachusetts Financial Services Company

Nevin Chitkara

Steven Gorham

Top Ten Holdings (%) (at December 31, 2016)
JPMorgan Chase & Co.	4.9
Wells Fargo & Co.	3.5
Johnson & Johnson	3.4
Philip Morris International, Inc.	3.3
Accenture PLC, Class A	2.6
Goldman Sachs Group, Inc. (The)	2.5
U.S. Bancorp	2.4
Medtronic PLC	2.2
Pfizer, Inc.	2.1
Travelers Companies, Inc. (The)	2.1

Percentages indicated are based upon total investments (excluding Money Market Funds).

For further detail about these holdings, please refer to the section entitled "Portfolio of Investments."

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

Portfolio Breakdown (%) (at December 31, 2016)
Common Stocks	98.4
Money Market Funds	1.6
Total	100.0

Percentages indicated are based upon total investments. The Fund's portfolio composition is subject to change.

Annual Report 2016

VARIABLE PORTFOLIO FUNDS

MANAGER DISCUSSION OF FUND PERFORMANCE (continued)

Variable Portfolio — MFS® Value Fund

Equity Sector Breakdown (%) (at December 31, 2016)
Consumer Discretionary	6.9
Consumer Staples	12.5
Energy	5.3
Financials	30.6
Health Care	15.3
Industrials	15.3
Information Technology	7.5
Materials	4.0
Telecommunication Services	1.4
Utilities	1.2
Total	100.0

Percentages indicated are based upon total equity investments. The Fund's portfolio composition is subject to change.

contributed to record inflows into the asset class during July and August 2016, as negative yields for an increasing share of developed market bonds drove yield-hungry investors further out on the risk spectrum. Similar investor inflows were experienced in the investment-grade and high-yield corporate bond markets. Late in the annual period, however, new challenges emerged for emerging markets debt as a result of the U.S. Presidential election, which raised concerns about the potential for a protectionist turn in U.S. trade policy that could negatively affect emerging market economies. These concerns, along with rising expectations for U.S. economic growth, inflation and interest rates, turned the tables on flows into emerging markets debt. As of the end of the annual period, the markets seemed to be in "wait and see" mode, looking for evidence to either confirm or refute the repricing of risk that occurred since Election Day.

Stock Selection and Sector Allocation Dampened Relative Results

The Fund underperformed the benchmark driven by a combination of stock selection and sector positioning. Stock selection and having an overweight to health care was the biggest detractor from the Fund's relative results, as health care stocks lagged the benchmark during the annual period. Stock selection in materials and in the retailing industry of the consumer discretionary sector also dampened relative results. Such detractors were partially offset by effective stock selection within the industrial goods and services industry of the industrials sector and by having an overweight to the machinery and tools industry of the industrials sector, which contributed positively. Stock selection in the financials sector, especially having an emphasis on major banks and avoiding real estate, and within the information technology sector, added value as well.

Among the Fund's biggest individual detractors were CVS Health, PPG Industries and Express Scripts. Despite reporting results throughout the annual period that were generally in line with or better than expectations, concerns about the prospects for its pharmacy benefits management business weighed on CVS Health's share price. Several high profile customer losses, prospects for increased regulatory scrutiny and uncertainty prior to the U.S. Presidential election were cause for investor concern. While it was widely believed that CVS Health stands to be a beneficiary of corporate tax reform going forward, news that the company's retail business was facing more significant headwinds than expected from network losses heading into 2017, caused the company to lower its projected earnings and further pressured its share price toward the end of the annual period. Shares of PPG Industries, which makes protective and decorative coatings, fabricated glass products and industrial and specialty chemicals, among other products, declined during the annual period. The company's net income fell year-over-year, driven by weakness across segments in Europe on lower demand. Foreign exchange headwinds also suppressed the company's earnings. Express Scripts is a full service pharmacy benefits management and specialty managed care company. Concerns throughout the annual period about potential risks to

Annual Report 2016

VARIABLE PORTFOLIO FUNDS

MANAGER DISCUSSION OF FUND PERFORMANCE (continued)

Variable Portfolio — MFS® Value Fund

Express Scripts' business outlook weighed on its share price. Further, a lawsuit filed against the company by health insurer Anthem, to resolve their ongoing contract dispute, was an overhang on its stock as well.

From an individual security perspective, the top contributors to the Fund's results included General Electric, JPMorgan Chase and Goldman Sachs. Not owning shares of General Electric benefited the Fund's relative results during the annual period. After significantly outperforming the benchmark in 2015, General Electric shares underperformed the broad U.S. equity market in 2016. Despite reporting results that were generally in line with expectations, less than expected organic growth and weaker equipment orders pressured General Electric's share price. Shares of JPMorgan Chase outpaced the benchmark toward the end of the annual period, as investors anticipated a more favorable environment for the company with reduced regulation and higher interest rates following the election of Donald Trump. Similarly, Goldman Sachs' share price appreciated following the U.S. Presidential election as did those of many U.S. banks on the anticipation of improving prospects ahead. Shares of Goldman Sachs also rose on its reports of better than expected quarterly results, as its fixed-income, currency and commodities, and investing and lending segments performed well.

Bottom-Up Stock Selection Drove Fund Portfolio Changes

As energy commodity prices increased significantly during 2016 and shares of energy companies followed suit, we actively trimmed exposure to several names within the sector, including positions in Exxon Mobil and Chevron, and eliminated positions in National Oilwell Varco and Baker Hughes. Elsewhere, we sold the Fund's positions in Caterpillar, Cummins, Deere and Parker-Hannifin of the industrials sector. We had initiated positions in these industrials companies in 2015 when investors were concerned about slowing economic growth; in 2016, their share prices rallied strongly and their valuations appreciated, driving us to sell and take profits. Defense contractors also experienced strong performance during the annual period, and we trimmed the Fund's exposure to Lockheed Martin and Northrop Grumman on strength.

The Fund's sector allocation is a residual of bottom-up portfolio construction. That said, the most significant changes from a market segment perspective during the annual period included an increased exposure to financial services and decreased exposures to the energy and industrial goods and services market segments. At year-end 2016, the Fund was overweight relative to the benchmark in the health care, special products and services, consumer staples, leisure, basic materials and industrial goods and services market segments and was underweight relative to the benchmark in the utilities and communications, energy, technology and financial services market segments.

Annual Report 2016

VARIABLE PORTFOLIO FUNDS

PERFORMANCE OVERVIEW

Variable Portfolio — Morgan Stanley Advantage Fund

Performance Summary

■  Variable Portfolio — Morgan Stanley Advantage Fund (the Fund) Class 2 shares returned 3.07% for the 12-month period that ended December 31, 2016.

■  The Fund underperformed its benchmark, the Russell 1000 Growth Index, which returned 7.08% over the same time period.

■  While the Fund generated solid absolute gains during the annual period, its underperformance of the benchmark can be attributed primarily to individual stock selection and sector allocation.

Average Annual Total Returns (%) (for period ended December 31, 2016)

	Inception	1 Year	5 Years	Life
Class 1	05/07/10	3.27	11.72	11.40
Class 2	05/07/10	3.07	11.45	11.12
Russell 1000 Growth Index		7.08	14.50	13.92

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your financial advisor or insurance representative.

Performance results reflect any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.

The Russell 1000 Growth Index, an unmanaged index, measures the performance of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.

Annual Report 2016

VARIABLE PORTFOLIO FUNDS

PERFORMANCE OVERVIEW (continued)

Variable Portfolio — Morgan Stanley Advantage Fund

Performance of a Hypothetical $10,000 Investment (May 7, 2010 – December 31, 2016)

The chart above shows the change in value of a hypothetical $10,000 investment in Class 2 shares of Variable Portfolio — Morgan Stanley Advantage Fund during the stated time period, and does not reflect the deduction of taxes, if any, that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The returns also do not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan, if any.

Annual Report 2016

VARIABLE PORTFOLIO FUNDS

MANAGER DISCUSSION OF FUND PERFORMANCE

Variable Portfolio — Morgan Stanley Advantage Fund

Portfolio Management

Morgan Stanley Investment Management Inc.

Dennis Lynch

David Cohen

Sam Chainani, CFA

Alexander Norton

Jason Yeung, CFA

Armistead Nash

Top Ten Holdings (%) (at December 31, 2016)
Amazon.com, Inc.	9.4
Facebook, Inc., Class A	8.7
Alphabet, Inc., Class C	6.8
United Technologies Corp.	5.1
Berkshire Hathaway, Inc., Class B	5.1
MasterCard, Inc., Class A	4.9
S&P Global, Inc.	4.4
Salesforce.com, Inc.	3.2
Marriott International, Inc., Class A	3.2
Christian Dior SE	3.0

Percentages indicated are based upon total investments (excluding Money Market Funds).

For further detail about these holdings, please refer to the section entitled "Portfolio of Investments."

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

Portfolio Breakdown (%) (at December 31, 2016)
Common Stocks	97.0
Money Market Funds	3.0
Total	100.0

Percentages indicated are based upon total investments. The Fund's portfolio composition is subject to change.

Effective April 29, 2016, Holland Capital Management, LLC (Holland) was terminated as subadviser to the Fund and Morgan Stanley Investment Management Inc. (Morgan Stanley) was named as the Fund's new subadviser. In conjunction with this change, the Fund was renamed Variable Portfolio — Morgan Stanley Advantage Fund.

At December 31, 2016, approximately 99.3% of the Fund's shares were owned in the aggregate by affiliated funds-of-funds managed by Columbia Management Investment Advisers, LLC (the Investment Manager). As a result of asset allocation decisions by the Investment Manager, it is possible that the Fund may experience relatively large purchases or redemptions from affiliated funds-of-funds. The Investment Manager seeks to minimize the impact of these transactions by structuring them over a reasonable period of time. The Fund may experience increased expenses as it buys and sells securities as a result of purchases or redemptions by affiliated funds-of-funds.

For the 12-month period that ended December 31, 2016, the Fund's Class 2 shares returned 3.07%. The Fund underperformed its benchmark, the Russell 1000 Growth Index, which returned 7.08% over the same time period. While the Fund generated solid absolute gains during the annual period, its underperformance of the benchmark can be attributed primarily to individual stock selection and sector allocation.

U.S. Equity Market Rallied Despite Unpredictability

If 2016 is remembered for anything, it will be the inability to predict events. The U.S. equity markets started off with the worst opening week in history — down 5.91%, as measured by the S&P 500 Index — as uncertainty and investors' general lack of conviction drove most of the market in the early part of the year. Economic growth in the first half of 2016 was the weakest in many years due to tighter Federal Reserve (Fed) policy and financial conditions, weak equity and bond markets, frail industrial activity, and political and social unrest that undermined confidence and risk-taking. Additionally, continuous weakness in the European economies, the wildly unexpected Brexit vote wherein the U.K. voted to leave the European Union, and tragic terrorist activities around the world provided further uncertainty and volatility spikes all the way to November 2016.

The surprising outcome of the U.S. Presidential election sparked a sudden and significant change in investors' outlook. Whereas investors previously had anticipated a Hillary Clinton victory and a continuation of the policies in place throughout the Obama administration, the election of Donald Trump caused a recalibration of market expectations. The election result benefitted into equity sectors most likely to benefit from Republican policy initiatives, including financials, industrials, materials and energy. Conversely, market segments seen as being more defensive or vulnerable to higher interest rates lagged.

While Americans continued, at the end of 2016, to debate the direction of public policy, investors can at least agree that the U.S. stock market has had a positive run. In returning 11.96% in 2016, the S&P 500 Index had produced a positive return for eight consecutive years and for 13 of the past 14 years.
Annual Report 2016

VARIABLE PORTFOLIO FUNDS

MANAGER DISCUSSION OF FUND PERFORMANCE (continued)

Variable Portfolio — Morgan Stanley Advantage Fund

Stock Selection and Sector Allocation Overall Hampered Fund Performance

Holland: We managed the Fund from January 1, 2016 through the close of business on Friday April 29, 2016. During our reporting period, the Fund underperformed the benchmark, attributable primarily to weak relative performance in January 2016 when market volatility was heightened by several top-down concerns. Further, while a fundamental bias returned to the equity market as recession fears abated, the opening months of 2016 continued to be filled with meaningful news and uneasy market gyrations. Given our bottom-up stock selection process, the Fund's underperformance during our reporting period was due mostly to unfavorable stock selection. Stock selection in the consumer staples, consumer discretionary, financials and telecommunication services sectors detracted most during our reporting period. Having an underweight allocation to telecommunication services, which outperformed the benchmark during the reporting period, also hurt. These detractors were partially offset by effective stock selection in the information technology and health care sectors, which contributed positively to relative results. Having an underweight to health care, which underperformed the benchmark during our reporting period, and an overweight to the stronger industrials sector added value as well.

From an individual security perspective, detracting most from the Fund's results relative to the benchmark were positions in home furnishing product distributor RH (formerly Restoration Hardware), health and wellness store operator GNC Holdings and Google's parent company Alphabet. Shares of RH declined and we exited the Fund's position in RH at the end of the first quarter of 2016. GNC Holdings disappointed with a guidance cut as a result of weaker than expected comparable store sales and margin pressure due to inventory issues and we sold the Fund's position in GNC Holdings at the end of the first quarter of 2016. Alphabet's shares had been drifting higher as the flight out of growth stocks ended in February 2016. However, its March quarterly results disappointed, which caused a short-lived sell-off.

The Fund benefited most relative to the benchmark during the reporting period from positions in United Parcel Service (UPS), Honeywell International and NXP Semiconductors. Package delivery service giant UPS had strong momentum coming off its fourth quarter 2015 financial results, which showed significant margin improvement and demonstrated that UPS could handle the challenging peak season in the business-to-consumer segment. Diversified technology and manufacturing company Honeywell International performed well on multiple quarters of good margin performance. Shares of semiconductor designer NXP Semiconductors rose since the stock was added to the Fund's portfolio in early February 2016. Its March 2016 results were solid, and the company raised its guidance.

Morgan Stanley: We assumed portfolio management of the Fund on April 29, 2016. During our reporting period, the Fund underperformed the benchmark, attributable mostly to the fourth quarter of 2016. During the fourth calendar quarter, the outcome of the U.S. Presidential election

Equity Sector Breakdown (%) (at December 31, 2016)
Consumer Discretionary	36.7
Energy	1.1
Financials	12.0
Health Care	4.4
Industrials	13.8
Information Technology	28.9
Materials	3.1
Total	100.0

Percentages indicated are based upon total equity investments. The Fund's portfolio composition is subject to change.

Annual Report 2016

VARIABLE PORTFOLIO FUNDS

MANAGER DISCUSSION OF FUND PERFORMANCE (continued)

Variable Portfolio — Morgan Stanley Advantage Fund

resulted in a broad sector rotation out of high growth companies, particularly ones in information technology, into cyclical areas perceived to be potential beneficiaries of proposed policy changes, including banks, materials and industrials. This was a headwind for the Fund. More specifically, top detractors from relative performance during the reporting period included stock selection in information technology, financials and industrials. These detractors were partially offset by stock selection in, and having underweights, to health care and materials, which contributed positively. A lack of exposure to real estate also buoyed the Fund's relative results.

From an individual security perspective, detracting most from the Fund's results relative to the benchmark were positions in Mead Johnson Nutrition, Michael Kors Holdings and Salesforce.com, which each saw their share prices decline during the reporting period. Mead Johnson Nutrition, a nutritional products manufacturer, faced some weakness in its business in China and in the U.S. We eliminated the position in December 2016. Concern around luxury spending trends weighed on shares of luxury lifestyle brand Michael Kors Holdings. Shares of Salesforce.com, a software on demand provider, pulled back on weaker than expected quarterly results, due to slowing billings growth, particularly in North America. Its slowed billings growth was a result, in our view, of a shift in invoicing seasonality.

The Fund benefited most relative to the benchmark during the reporting period from positions in LinkedIn, Amazon.com and Marriott International. Professional networking website LinkedIn announced it would be acquired by Microsoft at a 50% premium. E-commerce giant Amazon.com and hotel operator Marriott International each saw their shares gain ground on strong execution.

Bottom-Up Stock Selection Drove Fund Portfolio Changes

Holland: Several purchases and sales were made within the Fund's portfolio during the reporting period. In addition to the purchase of NXP Semiconductors, already mentioned, we established a Fund position in SBA Communications, the third largest cell phone tower operator in the U.S. We also initiated a Fund position in Tyler Technologies, a leading independent provider of core system software for municipal governments and related agencies. In addition to those sales already mentioned, we exited the Fund's position in Precision Castparts prior to its acquisition by Berkshire during the reporting period.

As of April 29, 2016, the Fund had overweight positions relative to the benchmark in the information technology, industrials and consumer discretionary sectors. On the same date, the Fund had underweighted positions compared to the benchmark in the materials, financials, health care, telecommunication services and consumer staples sectors. The Fund had no exposure to the utilities and energy sectors at the end of our reporting period.

Morgan Stanley: During the reporting period, new purchases for the Fund included online travel company The Priceline Group, industrial-focused materials producer Martin Marietta Materials and quick service

Annual Report 2016

VARIABLE PORTFOLIO FUNDS

MANAGER DISCUSSION OF FUND PERFORMANCE (continued)

Variable Portfolio — Morgan Stanley Advantage Fund

restaurants franchiser Dunkin' Brands Group. In addition to those sales already mentioned, we exited the Fund's positions in energy drink company Monster Beverage and personal care products firm Estee Lauder during the reporting period. These changes were made based on our assessment of the relative risk/reward profile of each investment.

Based on bottom-up stock selection, the most notable change in allocation during the reporting period was the significant reduction in exposure to the consumer staples sector. At the end of the reporting period, the Fund had overweight positions relative to the benchmark in the consumer discretionary, financials and industrials sectors. On December 31, 2016, the Fund had underweight positions compared to the benchmark in the information technology, real estate, consumer staples and health care sectors and was rather neutrally weighted to the benchmark in the utilities, energy, materials and telecommunication services sectors.

Annual Report 2016

VARIABLE PORTFOLIO FUNDS

PERFORMANCE OVERVIEW

Variable Portfolio — Nuveen Winslow Large Cap Growth Fund

Performance Summary

■  Variable Portfolio — Nuveen Winslow Large Cap Growth Fund (the Fund) Class 2 shares returned -2.59% for the 12-month period that ended December 31, 2016.

■  The Fund underperformed its benchmark, the Russell 1000 Growth Index, which rose 7.08% over the same time period.

■  The Fund's relative underperformance was driven by both stock selection and sector allocation overall.

Average Annual Total Returns (%) (for period ended December 31, 2016)

	Inception	1 Year	5 Years	Life
Class 1	05/07/10	-2.41	12.16	11.19
Class 2	05/07/10	-2.59	11.88	10.91
Russell 1000 Growth Index		7.08	14.50	13.92

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your financial advisor or insurance representative.

Performance results reflect any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.

The Russell 1000 Growth Index, an unmanaged index, measures the performance of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.

Annual Report 2016

VARIABLE PORTFOLIO FUNDS

PERFORMANCE OVERVIEW (continued)

Variable Portfolio — Nuveen Winslow Large Cap Growth Fund

Performance of a Hypothetical $10,000 Investment (May 7, 2010 – December 31, 2016)

The chart above shows the change in value of a hypothetical $10,000 investment in Class 2 shares of Variable Portfolio — Nuveen Winslow Large Cap Growth Fund during the stated time period, and does not reflect the deduction of taxes, if any, that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The returns also do not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan, if any.

Annual Report 2016

VARIABLE PORTFOLIO FUNDS

MANAGER DISCUSSION OF FUND PERFORMANCE

Variable Portfolio — Nuveen Winslow Large Cap Growth Fund

Portfolio Management

Winslow Capital Management, LLC

Justin Kelly, CFA

Patrick Burton, CFA

Clark Winslow*

*Effective on December 31, 2016, Mr. Winslow no longer serves as a portfolio manager of the Fund.

Top Ten Holdings (%) (at December 31, 2016)
Visa, Inc., Class A	4.1
Apple, Inc.	4.0
Amazon.com, Inc.	3.9
Facebook, Inc., Class A	3.2
UnitedHealth Group, Inc.	3.0
Celgene Corp.	2.9
Alphabet, Inc., Class C	2.7
Nike, Inc., Class B	2.6
Alphabet, Inc., Class A	2.5
Starbucks Corp.	2.3

Percentages indicated are based upon total investments (excluding Money Market Funds).

For further detail about these holdings, please refer to the section entitled "Portfolio of Investments."

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

Portfolio Breakdown (%) (at December 31, 2016)
Common Stocks	99.4
Money Market Funds	0.6
Total	100.0

Percentages indicated are based upon total investments. The Fund's portfolio composition is subject to change.

At December 31, 2016, approximately 99.3% of the Fund's shares were owned in the aggregate by affiliated funds-of-funds managed by Columbia Management Investment Advisers, LLC (the Investment Manager). As a result of asset allocation decisions by the Investment Manager, it is possible that the Fund may experience relatively large purchases or redemptions from affiliated funds-of-funds. The Investment Manager seeks to minimize the impact of these transactions by structuring them over a reasonable period of time. The Fund may experience increased expenses as it buys and sells securities as a result of purchases or redemptions by affiliated funds-of-funds.

For the 12-month period that ended December 31, 2016, the Fund's Class 2 shares returned -2.59%. The Fund underperformed its benchmark, the Russell 1000 Growth Index, which rose 7.08% over the same time period. The Fund's relative underperformance was driven by both stock selection and sector allocation overall.

U.S. Large-Cap Quality Growth Stocks Were Challenged In 2016

The broad U.S. equity market, as measured by the S&P 500 Index, rose 11.96% in 2016. The comparative underperformance of quality growth stocks in 2016 was rooted in the outperformance of three factors — dividend yield, value and the impact of passive investing.

During the first half of the calendar year, the dominant factor was dividend yield, as global investors bid up bonds and bond surrogate investments. The 10-year U.S. Treasury yielded 1.49% as of June 30, 2016, which we viewed as unsustainably low. In many respects, this view proved correct, with rates on the 10-year U.S. Treasury ending the year at 2.45%. However, while the yield factor became somewhat more muted as the year progressed, it remained a significant headwind, with the highest yielding stocks outperforming the lowest yielding stocks by a wide percentage for the annual period.

Value stocks were also dominant for the year. As measured by price/earnings multiples, cheap stocks significantly outperformed the highest valued stocks. Measured another way, slower growth companies outperformed their highest growth counterparts. The performance of value stocks was particularly notable in the fourth quarter of 2016 following the election of Donald Trump and a Republican led House and Senate. The market anticipated stronger economic growth, and within the S&P 500 Index, sectors with value tilts, such as industrials and financials, led returns for the quarter. More traditional growth sectors, such as information technology and consumer discretionary, lagged the rally in the fourth quarter despite strong and improving fundamentals.

Adding to the valuation disparity for growth equities was the influence of passive investing on certain significant weights in the U.S. equity market indices. The typical large-cap growth company was, at the end of 2016, 14% owned by passive investors, a seven-fold increase since 2001. This phenomenon rendered many holdings of active investors as meaningfully undervalued.

Annual Report 2016

VARIABLE PORTFOLIO FUNDS

MANAGER DISCUSSION OF FUND PERFORMANCE (continued)

Variable Portfolio — Nuveen Winslow Large Cap Growth Fund

Stock Selection and Sector Allocation Dampened Fund Performance

The Fund's relative performance during the annual period was driven both by stock selection and sector allocation. From a broad perspective, yield (irrespective of earnings growth), value and the passive phenomena drove performance for the year in the benchmark. Thus, our stock selection within the Fund looked particularly weak, as those stocks with strong fundamentals were often under-rewarded, and modestly weaker fundamentals were often overly penalized. As a result, stock selection in the information technology and consumer discretionary sectors appeared relatively weak, detracting from results. Stock selection and an underweighting of the industrials sector also hurt. In addition, the worst performing and only sector in the benchmark to post a negative absolute return during the annual period was health care, and the Fund's overweight to the sector further dampened the Fund's relative performance. Such detractors were partially offset by an overweight to the strongly performing energy sector, an underweight to the weaker consumer staples sector and stock selection in the real estate sector, which each contributed positively.

The biggest individual detractors from the Fund's annual results were LinkedIn, Allergan and Alexion Pharmaceuticals. A position in professional networking website LinkedIn was the Fund's largest detractor during the annual period due to guidance of slowing growth in its talent solutions business and discontinuation of its once-promising off-network advertising business, which resulted in a material degradation of forward growth rates for the company. Specialty pharmaceuticals manufacturer Allergan saw its shares decline due to a failed merger with Pfizer and on expectations of poor drug pricing trends. Biopharmaceuticals company Alexion Pharmaceuticals has historically been one of the most consistently executing companies in the biotechnology industry. However, during the annual period, the company experienced some challenges, which we viewed as transient. We sold the Fund's positions in LinkedIn and Allergan by the end of the annual period, but maintained a position in Alexion Pharmaceuticals given our view of the company's pipeline of rare disease/drug opportunities.

Among the Fund's individual holdings, UnitedHealth Group, Gilead Sciences and Charter Communications were top contributors to the Fund's relative results. Organized health systems owner and manager UnitedHealth Group performed well, as strong membership gains and margin trends in the company's Medicare business and ongoing strong growth in its Optum business pointed to earnings upside. Biopharmaceutical company Gilead Sciences contributed positively because we had sold the position from the Fund's portfolio early in the year due to deteriorating fundamentals, and therefore avoided the majority of its stock's underperformance during the annual period. Shares of Charter Communications, a cable telecommunications company, gained with acquisitions of Time Warner Cable and Bright House Network providing ample opportunities for cost synergies.

Equity Sector Breakdown (%) (at December 31, 2016)
Consumer Discretionary	22.2
Consumer Staples	2.6
Energy	2.0
Financials	3.2
Health Care	17.6
Industrials	8.3
Information Technology	40.9
Materials	2.2
Real Estate	1.0
Total	100.0

Percentages indicated are based upon total equity investments. The Fund's portfolio composition is subject to change.

Annual Report 2016

VARIABLE PORTFOLIO FUNDS

MANAGER DISCUSSION OF FUND PERFORMANCE (continued)

Variable Portfolio — Nuveen Winslow Large Cap Growth Fund

Purchases and Sales Drove Fund Portfolio Changes

Portfolio turnover was higher during this annual period than our long-term average given extreme market volatility in the first quarter of the year. In addition, we saw corporate tax reform and other potential initiatives of the Trump administration, along with the Republican House and Senate, as potentially shifting the fundamentals for certain holdings. Thus, turnover in the fourth quarter was also elevated from our long-term average. Among those purchases made during the annual period were positions in American video game company Electronic Arts; petroleum, natural gas and natural gas liquids exploration and production company Pioneer Natural Resources; multinational banking and financial services holding company JPMorgan Chase & Co. and U.S. defense contractor and industrial corporation Raytheon.

In addition to those sales already mentioned, we exited the Fund's positions in Dutch global semiconductor manufacturer NXP Semiconductors and beauty store chain Ulta Salon, Cosmetics & Fragrance, each based on valuation analysis.

From a sector perspective, the Fund's exposure to the industrials sector increased and its allocations to the consumer discretionary and consumer staples sectors decreased relative to the benchmark during the annual period. At the end of the annual period, the Fund remained overweight in what we viewed as quality growth and new, faster growing companies. On a sector basis, the Fund was overweight in information technology and modestly overweight in consumer discretionary, health care and energy at the end of the annual period. The most significant underweights as of December 31, 2016 remained consumer staples and industrials.

Annual Report 2016

VARIABLE PORTFOLIO FUNDS

PERFORMANCE OVERVIEW

Variable Portfolio — Oppenheimer International Growth Fund

Performance Summary

■  Variable Portfolio — Oppenheimer International Growth Fund (the Fund) Class 2 shares returned -3.66% for the 12-month period that ended December 31, 2016.

■  The Fund modestly underperformed its benchmark, the MSCI EAFE Growth Index (Net), which returned -3.04% over the same time period.

■  The Fund's relative underperformance can be attributed primarily to mixed results from stock selection, sector allocation and country positioning.

Average Annual Total Returns (%) (for period ended December 31, 2016)

	Inception	1 Year	5 Years	Life
Class 1	05/07/10	-3.47	5.44	5.42
Class 2	05/07/10	-3.66	5.17	5.15
MSCI EAFE Growth Index (Net)		-3.04	6.67	6.29

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your financial advisor or insurance representative.

Performance results reflect any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.

The Fund's performance prior to May 2016 reflects returns achieved by one or more different subadviser(s) that managed the Fund according to different principal investment strategies. If the Fund's current subadviser and strategies had been in place for the prior periods, results shown may have been different.

The MSCI EAFE Growth Index (Net) captures large and mid-cap securities exhibiting overall growth style characteristics across developed market countries around the world, excluding the US and Canada.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes (except the MSCI EAFE Growth Index (Net), which reflects reinvested dividends net of withholding taxes) or other expenses of investing. Securities in the Fund may not match those in an index.

Annual Report 2016

VARIABLE PORTFOLIO FUNDS

PERFORMANCE OVERVIEW (continued)

Variable Portfolio — Oppenheimer International Growth Fund

Performance of a Hypothetical $10,000 Investment (May 7, 2010 – December 31, 2016)

The chart above shows the change in value of a hypothetical $10,000 investment in Class 2 shares of Variable Portfolio — Oppenheimer International Growth Fund during the stated time period, and does not reflect the deduction of taxes, if any, that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The returns also do not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan, if any.

Annual Report 2016

VARIABLE PORTFOLIO FUNDS

MANAGER DISCUSSION OF FUND PERFORMANCE

Variable Portfolio — Oppenheimer International Growth Fund

Effective May 1, 2016, Invesco Advisers, Inc. (Invesco) was terminated as subadviser to the Fund and OppenheimerFunds, Inc. (Oppenheimer) was named as the Fund's new subadviser. In conjunction with this change, the Fund was renamed Variable Portfolio — Oppenheimer International Growth Fund.

At December 31, 2016, approximately 99.1% of the Fund's shares were owned in the aggregate by affiliated funds-of-funds managed by Columbia Management Investment Advisers, LLC (the Investment Manager). As a result of asset allocation decisions by the Investment Manager, it is possible that the Fund may experience relatively large purchases or redemptions from affiliated funds-of-funds. The Investment Manager seeks to minimize the impact of these transactions by structuring them over a reasonable period of time. The Fund may experience increased expenses as it buys and sells securities as a result of purchases or redemptions by affiliated funds-of-funds.

For the 12-month period that ended December 31, 2016, the Fund's Class 2 shares returned -3.66%. The Fund modestly underperformed its benchmark, the MSCI EAFE Growth Index (Net), which returned -3.04% over the same time period. The Fund's relative underperformance can be attributed primarily to mixed results from stock selection, sector allocation and country positioning.

International Equities Struggled Amid Economic and Geopolitical Concerns

International equities delivered negative absolute returns for the annual period ended December 31, 2016. Factors affecting international equity markets' performance included generally positive, but subdued, economic growth, although that growth became increasingly uneven across developed and emerging economies. Divergent and varied monetary policies implemented by central banks around the world also affected the international equity markets. For example, the Federal Reserve (the Fed) followed through on its commitment to normalize monetary policy by raising interest rates, even as the European Central Bank extended its asset purchase program, and the Bank of Japan introduced additional quantitative easing and negative interest rates. The effects those varied policies had on currencies further impacted the international equity markets. Volatility was a factor throughout.

In early 2016, there was a rout in international equities, due to economic concerns, especially about China, and exacerbated by plunging oil prices. Saudi Arabia and Russia then provided some respite to falling oil prices by suggesting willingness to consider freezing their oil output. Beginning in mid-February, oil prices also strengthened on the back of a weakening U.S. dollar. In June 2016, the British referendum to leave the European Union, popularly known as Brexit, provided a temporary shock to equity markets. International equity markets then proceeded to rebound nearly as swiftly during the third quarter of 2016. Investors clearly focused on fundamental earnings effects and determined they were relatively minimal in the near term. The most lasting Brexit effect was on the British currency, which fell sharply against the U.S. dollar through the end of the annual period.

Portfolio Management

OppenheimerFunds, Inc.

George Evans, CFA

Robert Dunphy, CFA

Top Ten Holdings (%) (at December 31, 2016)
Infineon Technologies AG (Germany)	2.2
Dollarama, Inc. (Canada)	2.0
Nippon Telegraph & Telephone Corp. (Japan)	1.8
Valeo SA (France)	1.8
Temenos Group AG (Switzerland)	1.6
Continental AG (Germany)	1.5
Carnival Corp. (United States)	1.5
SAP SE (Germany)	1.5
Nidec Corp. (Japan)	1.5
Hero Honda Motors Ltd. (India)	1.4

Percentages indicated are based upon total investments (excluding Money Market Funds).

For further detail about these holdings, please refer to the section entitled "Portfolio of Investments."

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

Annual Report 2016

VARIABLE PORTFOLIO FUNDS

MANAGER DISCUSSION OF FUND PERFORMANCE (continued)

Variable Portfolio — Oppenheimer International Growth Fund

Country Breakdown (%) (at December 31, 2016)
Australia	4.5
Belgium	0.7
Canada	6.3
Denmark	4.7
Finland	0.9
France	15.6
Germany	8.7
India	2.0
Japan	6.2
Luxembourg	0.9
Mexico	0.4
Netherlands	5.9
South Africa	0.9
Spain	4.4
Sweden	1.8
Switzerland	11.0
Thailand	1.2
United Kingdom	20.8
United States(a)	3.1
Total	100.0

Country Breakdown is based primarily on issuer's place of organization/incorporation. Percentages indicated are based upon total investments. The Fund's portfolio composition is subject to change.

(a) Includes investments in Money Market Funds.

Equity Sector Breakdown (%) (at December 31, 2016)
Consumer Discretionary	24.8
Consumer Staples	13.0
Energy	2.1
Financials	3.6
Health Care	11.3
Industrials	21.2
Information Technology	13.1
Materials	4.9
Telecommunication Services	6.0
Total	100.0

Percentages indicated are based upon total equity investments. The Fund's portfolio composition is subject to change.

International equities experienced further declines during the fourth quarter of 2016. Markets were then largely driven by a turn in expectations. The catalyst was the surprise outcome of the presidential election in the U.S. and a reassessment of electoral dynamics elsewhere. All of the sectors in the benchmark experienced declines, in U.S. dollar terms, during the fourth quarter of 2016. However, rising interest rates helped lift the performance of banks. Stocks generally performed well in local currency terms. However, the U.S. Dollar Index also rose in the quarter, which meaningfully reduced those returns in U.S. dollars. Reflation, a cyclical theme, was the dominant market factor of the fourth quarter.

Stock Selection, Sector Allocation and Country Positioning Produced Mixed Results

Invesco: We managed the Fund from January 1, 2016 through April 30, 2016 (our reporting period). During our reporting period, the Fund underperformed the benchmark. Fund holdings in the industrials, consumer discretionary, energy, consumer staples and financials sectors underperformed those of the benchmark and were the most significant detractors from the Fund's relative performance during the reporting period. Having an underweight to industrials and overweights to consumer discretionary and energy also hurt. These detractors were only partially offset by effective stock selection in the information technology and materials sectors, which contributed positively. Having an overweight to information technology and an underweight to materials also added value. Having a position in cash during a span when the benchmark declined aided the Fund's results as well.

On a geographic basis, the Fund's holdings in China, Brazil, Thailand, Japan, Sweden and France underperformed those of the benchmark during our reporting period and were among the most significant detractors from relative results. Having exposure to China, Brazil and Thailand, which are not constituents of the benchmark and which underperformed the benchmark during our reporting period, also hurt. These detractors were only partially offset by effective stock selection in Germany, the U.K., Singapore and Australia, which contributed positively to relative results during our reporting period. Having an overweight exposure to the U.K. added value as well.

From an individual security perspective, the biggest detractors from the Fund's relative results during our reporting period were China's auto-related Great Wall Motor Company, Brazilian financial institution Banco Bradesco and Canadian-based oil and gas producer Encana, each not a constituent of the benchmark and each of which underperformed the benchmark.

Individual securities that made the strongest positive contributions to the Fund's results during our reporting period included BM&FBovespa, a Brazilian-based company that primarily engages in the operation of the Sao Paulo stock exchange. BM&FBovespa is not a constituent of the benchmark. Relative to the benchmark, an overweight position in Amcor, a global provider of packaging products, and an underweight position in

Annual Report 2016

VARIABLE PORTFOLIO FUNDS

MANAGER DISCUSSION OF FUND PERFORMANCE (continued)

Variable Portfolio — Oppenheimer International Growth Fund

Novartis, a German health care company, also bolstered the Fund's relative results during our reporting period.

Oppenheimer: We began managing the Fund's portfolio on May 1, 2016. During our reporting period, the Fund underperformed the benchmark. Stock selection in the consumer discretionary, materials, telecommunication services and industrials sectors detracted most from relative results. Having an underweight position in financials also hurt. Partially offsetting these detractors was stock selection and an underweight position in consumer staples, which contributed positively. Having an underweight position in health care and no exposure to utilities supported the Fund's results as well.

With regard to countries, stock selection and an overweight position in the U.K., which declined during our reporting period, detracted most from relative performance. Stock selection in the Netherlands also dampened the Fund's relative results. Having an overweight position in China, whose equity market declined during our reporting period, hurt as well. Partially offsetting these detractors was stock selection in France, which contributed positively. Having an overweight to Thailand and an underweight to Belgium also added value.

From an individual security perspective, the biggest detractors from the Fund's relative results during our reporting period were Essentra, Travis Perkins and Telefonaktiebolaget LM Ericcson. Essentra is an international supplier of specialty plastic packaging for health and personal care products, of fiber filters and of customized protective components for use with industrial equipment. Its shares plunged in early June 2016 when the company issued a profit warning, and they declined again at the end of July after announcing a profit decline for the first half of the year and the departure of its CEO in early 2017. Travis Perkins is a U.K.-based company in the builders' merchant and home improvement markets and is the U.K.'s largest product supplier to the building and construction market. Its shares traded down significantly following the Brexit decision given its focus on the U.K. housing market and in sympathy with some of the home builders. Its stock price saw a rebound toward the end of the summer, but it slumped back near Brexit-lows when the company announced it would close 30 branches and issued a profit warning. Telefonaktiebolaget LM Ericcson is the mobile telephone transmission equity manufacturer that has supplied the biggest share of the world's mobile infrastructure. Its shares declined during our reporting period as its competition increased. We sold the Fund's position in Telefonaktiebolaget LM Ericcson by the end of the period.

Individual securities that made the strongest positive contribution to the Fund's results during our reporting period included Infineon Technologies, Temenos Group and CP All PCL. Infineon Technologies, a German company, is the leading producer of semiconductor chips, transistors and radio devices necessary for increasingly electronic and autonomous cars. Its shares gained, as the company made an acquisition widely expected to maintain its leadership in the area, as chips manufactured with new materials are introduced to the market. Temenos Group is an enterprise software company focused on the banking industry. Modern regulatory

Annual Report 2016

VARIABLE PORTFOLIO FUNDS

MANAGER DISCUSSION OF FUND PERFORMANCE (continued)

Variable Portfolio — Oppenheimer International Growth Fund

requirements and the sheer weight of antiquated information technology systems, often a residual of decades of mergers and acquisitions, provided a tailwind for the company during the reporting period. Our reporting period also brought several large new business wins from noteworthy developed market banks to Temenos Group. CP All PCL is the exclusive operator of more than 9,200 7-Eleven stores in Thailand. During our reporting period, the company announced its second quarter 2016 net profits, handily beating consensus expectations. The company's convenience store business was strong, as measured both by same-store sales growth and year-over-year sales growth. Its management also voiced that it sees no slowdown threat to its store expansion plan and revised its target from 10,000 convenience stores by 2018 to 12,000 stores in the next three years.

Bottom-Up Stock Selection Determined Trading Opportunities

Invesco: As bottom-up investors, our primary focus is on finding high quality growth companies that are trading at attractive valuations through a process we call earnings, quality and valuation (EQV). Macro and political movements are not our primary concern and do not drive our stock selection decisions. During the reporting period, we looked for opportunities to improve the growth potential and quality of the Fund's portfolio by adding companies based on our EQV outlook for each company. On a stock-by-stock basis, we saw the decline in broad global equities as a buying opportunity. Companies we purchased for the Fund during our reporting period included Sweden-based health care company Getinge, engineering company Sandvik and Switzerland-based luxury consumer goods holding company Cie Financiere Richemont. We trimmed or sold some of the Fund's holdings with EQV characteristics that were no longer as compelling as when we initiated positions in them, including ABB, Adidas, Banco Bradesco, Encana and Keppel.

At the end of our reporting period, the Fund was overweight compared to the benchmark in the information technology, consumer discretionary, financials and energy sectors and was underweight relative to the benchmark in the consumer staples, industrials, health care and materials sectors. The Fund had no exposure to the telecommunication services and utilities sectors at the end of the reporting period. In geographic terms, the Fund was most overweight in the U.K., Mexico, China, Singapore, Israel and Sweden. The Fund was most underweight compared to the benchmark in Japan, France, Switzerland, Australia, Germany, Belgium and Spain.

Oppenheimer: During our reporting period, we established Fund positions in Pandora and Anheuser-Busch InBev. Pandora, the Danish jewelry retailer, offers, in our view, a good product mix at a price point that is well within reach of most. Its share price had declined from mid-year on weakening same-store sales growth. Nevertheless, we considered its balance sheet to be strong and expected it to continue to grow. Anheuser-Busch InBev is the Belgian-domiciled brewing company, managed by Brazilians, that bought Anheuser Busch, the largest American brewer, and began the process of acquiring SAB, the second-largest brewing company.

Annual Report 2016

VARIABLE PORTFOLIO FUNDS

MANAGER DISCUSSION OF FUND PERFORMANCE (continued)

Variable Portfolio — Oppenheimer International Growth Fund

With more than half of its revenues coming from sales in emerging markets, we believe the company is well positioned to benefit from demand growth for branded beer there, with rates significantly higher than those of the developed markets. In addition to the sale of LM Ericsson, already mentioned, we sold the Fund's position in Yahoo! Japan because we believe the company has lost some of the dynamism it had in earlier years.

Relative to the benchmark, the Fund's exposure to financials decreased and its exposures to industrials and telecommunication services increased during the reporting period. From a country perspective, the Fund's exposure relative to the MSCI EAFE Growth Index (Net) to Denmark, France and the Netherlands increased and its allocation to Hong Kong was eliminated. As of December 31, 2016, the Fund had its most significant relative overweight positions in the consumer discretionary, industrials, information technology and telecommunication services sectors and had its most significant underweight positions in consumer staples, health care and materials. The Fund had no exposure to real estate and utilities at the end of 2016. In geographic terms, the Fund's top overweight positions relative to the benchmark included France, Canada, the U.K., Spain and Denmark. Significant underweight positions relative to the benchmark at the end of 2016 included Japan, Australia, Switzerland and Singapore. The Fund had no exposure to Hong Kong on December 31, 2016.

Annual Report 2016

VARIABLE PORTFOLIO FUNDS

PERFORMANCE OVERVIEW

Variable Portfolio — Partners Small Cap Growth Fund

Performance Summary

■  Variable Portfolio — Partners Small Cap Growth Fund (the Fund) Class 2 shares returned 6.38% for the 12-month period that ended December 31, 2016.

■  The Fund underperformed its benchmark, the Russell 2000 Growth Index, which returned 11.32% over the same time period.

■  The Fund's underperformance of the benchmark can be attributed to stock selection and sector allocation decisions by its subadvisers.

Average Annual Total Returns (%) (for period ended December 31, 2016)

	Inception	1 Year	5 Years	Life
Class 1	05/07/10	6.64	9.50	9.67
Class 2	05/07/10	6.38	9.24	9.39
Russell 2000 Growth Index		11.32	13.74	13.53

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your financial advisor or insurance representative.

Performance results reflect any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.

The Russell 2000 Growth Index, an unmanaged index, measures the performance of those Russell 2000 Index companies with higher price-to-book ratios and higher forecasted growth values.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.

Annual Report 2016

VARIABLE PORTFOLIO FUNDS

PERFORMANCE OVERVIEW (continued)

Variable Portfolio — Partners Small Cap Growth Fund

Performance of a Hypothetical $10,000 Investment (May 7, 2010 – December 31, 2016)

The chart above shows the change in value of a hypothetical $10,000 investment in Class 2 shares of Variable Portfolio — Partners Small Cap Growth Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The returns also do not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan, if any.

Annual Report 2016

VARIABLE PORTFOLIO FUNDS

MANAGER DISCUSSION OF FUND PERFORMANCE

Variable Portfolio — Partners Small Cap Growth Fund

Portfolio Management

Kennedy Capital Management, Inc.*

John Rackers

*Effective November 14, 2016 Palisade Capital Management, LLC no longer serves as subadviser to the Fund and Kennedy Capital Management, Inc. assumes day-to-day management of a portion of the Fund's portfolio as a subadviser to the Fund.

The London Company of Virginia LLC

Stephen Goddard, CFA

Jonathan Moody, CFA

J. Brian Campbell, CFA

Mark DeVaul, CFA, CPA

Wells Capital Management Incorporated

Joseph Eberhardy, CFA, CPA

Thomas Ognar, CFA

Bruce Olson, CFA

Top Ten Holdings (%) (at December 31, 2016)
NewMarket Corp.	2.1
Orbital ATK, Inc.	2.1
Tempur Sealy International, Inc.	1.9
Alexander & Baldwin, Inc.	1.8
Landstar System, Inc.	1.7
GATX Corp.	1.7
Penske Automotive Group, Inc.	1.6
Service Corp. International	1.5
Olin Corp.	1.4
First Industrial Realty Trust, Inc.	1.3

Percentages indicated are based upon total investments (excluding Money Market Funds).

For further detail about these holdings, please refer to the section entitled "Portfolio of Investments."

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

Portfolio Breakdown (%) (at December 31, 2016)
Common Stocks	97.4
Money Market Funds	2.6
Total	100.0

Percentages indicated are based upon total investments. The Fund's portfolio composition is subject to change.

The Fund is managed by three independent money management firms and each invests a portion of the portfolio's assets. Effective November 14, 2016, Kennedy Capital Management, Inc. (Kennedy) replaced Palisade Capital Management, L.L.C. (Palisade) as a subadvisor of the Fund. As of December 31, 2016, The London Company of Virginia LLC (The London Company), Wells Capital Management Incorporated (Wells Capital Management) and Kennedy managed approximately 33%, 37% and 30% of the portfolio, respectively.

At December 31, 2016, approximately 99.2% of the Fund's shares were owned in the aggregate by affiliated funds-of-funds managed by Columbia Management Investment Advisers, LLC (the Investment Manager). As a result of asset allocation decisions by the Investment Manager, it is possible that the Fund may experience relatively large purchases or redemptions from affiliated funds-of-funds. The Investment Manager seeks to minimize the impact of these transactions by structuring them over a reasonable period of time. The Fund may experience increased expenses as it buys and sells securities as a result of purchases or redemptions by affiliated funds-of-funds.

For the 12-month period that ended December 31, 2016, the Fund's Class 2 shares returned 6.38%. The Fund underperformed its benchmark, the Russell 2000 Growth Index, which returned 11.32% over the same time period. The Fund's underperformance of the benchmark can be attributed to stock selection and sector allocation decisions by its managers.

Small Cap Growth Stocks Rallied

Several themes influenced the small-cap growth segment of the U.S. equity market during 2016. The year began with a dramatic sell-off in stocks that lasted through mid-February. While the sell-off was broad in scope, small-cap stocks were down considerably more than mid- and large-cap stocks, and growth was down more than value. Small-cap stocks ultimately recovered to end the first quarter of 2016 with only a modest decline. During this recovery period, and in subsequent months in 2016, the market became increasingly focused on dividend-yielding stocks, using them as a substitute for low-yielding fixed-income securities. After the U.S. elections in November 2016, the market rotated to companies poised to benefit from what many anticipated to be newly-elected President Trump's pro-growth economic policies. Early cyclicals in the financial, energy and industrial sectors were the best performing stocks during the last two months of the year.

After a tumultuous start, small-cap stocks across the style spectrum, as measured by the Russell 2000 Index, ended the year up 21.31%. However, small-cap value stocks, as measured by the Russell 2000 Value Index, returned 31.74%, as compared to small-cap growth stocks within the benchmark, which returned 11.32%. This marked one of the widest historical calendar year differentials between value and growth.

Stock Selection and Sector Allocation Decisions Dampened Results

The London Company: Our portion of the Fund outperformed the benchmark during the annual period due primarily to sector allocation.

Annual Report 2016

VARIABLE PORTFOLIO FUNDS

MANAGER DISCUSSION OF FUND PERFORMANCE (continued)

Variable Portfolio — Partners Small Cap Growth Fund

Stock selection detracted from relative results during the annual period. Having an underweight in health care and overweights in materials and industrials added value. These positive contributors were partially offset by an underweight to information technology, which detracted. The weak performance of the lone stock in the information technology sector in our portion of the Fund's portfolio also hurt. Positioning in consumer staples and consumer discretionary also dampened relative results.

The top performing individual positions in our portion of the Fund during the annual period were independent rail car leasing company GATX, truckload carrier Landstar Systems and chemicals and ammunition products manufacturer Olin. Conversely, positions in health care facilities operator Tenet Healthcare, detention and corrections services provider CoreCivic (formerly Corrections Corp.) and mattress manufacturer Tempur-Sealy International detracted most. We sold our portion of the Fund's position in CoreCivic late in the third quarter.

Wells Capital Management: Our portion of the Fund underperformed the benchmark during the annual period. The market's emphasis on dividend yield for most of the year was a significant headwind given that our process tends to lead us to fast-growing companies that allocate their free cash flow toward higher return on investment projects rather than paying it out in dividends. Our process was further challenged following the U.S. elections when the market rotated into early cyclical companies. Given our focus on companies with true secular growth drivers, our portion of the Fund tends to be significantly underweight these cyclical sectors in favor of stocks in the faster-growing health care, consumer discretionary and information technology sectors. Lastly, value stocks significantly outperformed growth stocks for the year. As a pure growth manager with an emphasis on faster growing stocks, this market dynamic presented challenges for our strategy.

From a sector perspective, stock selection in the information technology and consumer discretionary sectors detracted from relative results. In information technology, those holdings in the semiconductor industry performed particularly well. However, while software companies were among the better performing stocks heading into the election, they retracted substantially soon after, as the market adopted a value slant focused on cyclical stocks poised to potentially benefit from changes to economic policies. In consumer discretionary, the confluence of higher labor costs and the continued migration to e-commerce and online sales created a challenging environment for stocks in the sector heading into the election. Improved consumer sentiment contributed to a turnaround in the sector following the election, although concerns about potential new border taxes emerged. Having an underweight to the strongly performing materials sector also hurt. Expectations for improved economic growth and an increase in infrastructure spending boosted stocks in the materials sector throughout the annual period.

Partially offsetting these detractors were the positive contributions made by effective stock selection in the health care, financials and energy sectors. Having an overweight to energy, which performed well during the annual period, also helped. In health care, biotechnology stocks struggled,

Equity Sector Breakdown (%) (at December 31, 2016)
Consumer Discretionary	17.7
Consumer Staples	3.6
Energy	3.8
Financials	6.6
Health Care	16.4
Industrials	20.7
Information Technology	21.0
Materials	5.7
Real Estate	4.5
Total	100.0

Percentages indicated are based upon total equity investments. The Fund's portfolio composition is subject to change.

Annual Report 2016

VARIABLE PORTFOLIO FUNDS

MANAGER DISCUSSION OF FUND PERFORMANCE (continued)

Variable Portfolio — Partners Small Cap Growth Fund

as both presidential candidates spoke about the possibility of increasing regulations around drug pricing. This dynamic was beneficial for our portion of the Fund, as it was underweight biotechnology stocks throughout the year and overweight healthcare equipment and services. The financials sector saw a direct benefit from the Trump win, as most expected a less strict regulatory environment, lower taxes and higher interest rates, all of which would bode well for stocks in this sector. Higher oil prices and expectations for a more aggressive domestic energy policy under the incoming administration bolstered the energy sector. Exploration and production companies that were forced to cut costs during the downturn were seen as particularly well poised to succeed under the incoming administration given their improved efficiencies.

The greatest individual detractors from our portion of the Fund's performance during the annual period were Acadia Healthcare, Diplomat Pharmacy and Pacira Pharmaceuticals, each in the health care sector. We exited our portion of the Fund's positions in both Diplomat Pharmacy and Pacira Pharmaceuticals during the annual period. Conversely, the strongest relative contributors to our portion of the Fund's results were MarketAxess Holdings, WageWorks and Spectranetics.

Palisade: Our portion of the Fund underperformed the benchmark during the period from January 1, 2016 through November 11, 2016 (our reporting period) due to disappointing stock-specific results. From a factor/style perspective, our portion of the Fund was rewarded for higher exposures to the beta, prospect, seasonality, leverage and growth factors, offsetting a higher size exposure and a lower quality exposure than the benchmark, which detracted.

From a sector perspective, stock selection in the information technology, consumer staples, financials and health care sectors detracted most during our reporting period. Having an overweight to financials, which lagged the benchmark during the reporting period, also hurt. These detractors were partially offset by effective stock selection in the industrials and energy sectors, which contributed positively. Also, within industrials, overweights to the strongly performing construction and engineering and road and rail industries bolstered results. An underweight to the underperforming consumer discretionary sector and an underweight to the weak biotechnology industry within the health care sector also added value.

The biggest individual detractors from our portion of the Fund's relative performance were medical device manufacturer Integer Holdings, protection software and services developer Imperva and behavioral health centers operator Acadia Healthcare. The top individual contributors to our portion of the Fund's results were software and electronic commerce solutions supplier to the insurance industry Ebix, tax-advantaged employee programs provider WageWorks and clothing retailer Burlington Stores.

Kennedy: Our portion of the Fund underperformed the benchmark during the period from November 14, 2016 through December 31, 2016 (our reporting period).

Annual Report 2016

VARIABLE PORTFOLIO FUNDS

MANAGER DISCUSSION OF FUND PERFORMANCE (continued)

Variable Portfolio — Partners Small Cap Growth Fund

On a sector basis, health care detracted most from our portion of the Fund's relative results during the reporting period. Industrials also detracted, as the election significantly shifted the performance of the industries within the sector. Our stock selection within the construction and engineering industry was particularly weak during the reporting period as the post-election sentiment focused investors on infrastructure plays, and our portion of the Fund's exposure to this area was low. Within the consumer discretionary sector, stock selection detracted, attributable mostly to a holding in retailer Express. Having an underweight to the auto components industry, which benefited from Trump's election victory, also hurt. These detractors were partially offset by having an overweight to energy, which contributed positively. Stock selection within the financials sector also proved effective, attributable primarily to a position in Opus Bank, which rallied after the election.

The biggest individual detractors from our portion of the Fund's relative performance during the reporting period were biotechnology firm Pacific Biosciences of California and biopharmaceutical companies Bellicum Pharmaceuticals and Halozyme Therapeutics. The top individual contributors to our portion of the Fund's results were dining and entertainment venue operator Dave & Buster's Entertainment, Opus Bank and semiconductor company Macom Technology Solutions Holdings. We sold our portion of the Fund's positions in each of these three holdings, taking profits.

Portfolio Changes

The London Company: During the annual period, we initiated a position in Dril-Quip and added to our portion of the Fund's position in the earlier mentioned Landstar Systems. Dril-Quip is leveraged to deepwater exploration and drilling. We were attracted to its industry-leading margins and returns, despite inherent cyclicality. We believe the source of its high margins and returns stems from its vertically integrated manufacturing model, asset/capital expenditure light operating model, high spending on research and development and focus on costs. In our view, barriers to entry and competitive advantages of the company include high technical requirements and the company's role in helping to set evolving industry standards. We added to Landstar Systems, as we remained attracted to the company's high returns on capital and minimal capital spending needs.

To make these purchases and others during the annual period, among other sales, we reduced our portion of the Fund's positions in Cabela's and Tenet Healthcare. After Bass Pro announced plans to acquire Cabela's for cash, we locked in half of the premium to reduce risk if the deal does not close. We also trimmed our portion of the Fund's position in Tenet Healthcare after a disappointing 2016, as it struggled with reimbursement pressures and a heavy debt burden.

There were no major shifts in sector allocation within our portion of the Fund during the annual period. Our process is 100% fundamental and bottom-up, so new ideas must be vetted on their own merits. While we avoid macro analysis, we do seek to invest in companies with natural tailwinds. At the end of the annual period, our portion of the Fund was

Annual Report 2016

VARIABLE PORTFOLIO FUNDS

MANAGER DISCUSSION OF FUND PERFORMANCE (continued)

Variable Portfolio — Partners Small Cap Growth Fund

most underweight the health care and information technology sectors. These two sectors are relatively difficult for our style in small cap given their short product life cycles and limited barriers to entry. Our portion of the Fund was most overweight materials, industrials, consumer discretionary, real estate and energy at the end of the annual period.

Wells Capital Management: In accordance with our investment discipline, we buy companies where we find robust revenue, cash flow and earnings growth with a sustainable and visible growth profile. We then use our internal assessment of a company's growth versus the market's estimates to establish a gap. Where the gap is positive, we may initiate a position and subsequently add to the position should the gap widen. Conversely, as market expectations and our estimates converge, we may trim the stock as the gap narrows and completely exit a position when the gap closes. During the annual period, we established a Fund position in Ollie's Bargain Outlet Holdings, a retailer of closeout merchandise with a focus on recognizable brands. Generally, Ollie's Bargain Outlet Holdings offers merchandise at prices 70% below department stores and 20% to 50% below mass market retailers. We purchased the shares based on our expectations for its earnings per share growth. We initiated a position in Microsemi, which manufactures high performance silicon and silicon carbide semiconductors. Consensus expectations are for steady operating margin expansion with good organic growth, which compares favorably to the broader semiconductor market. Also, the company, in our view, has a solid track record of integrating acquisitions and increasing margins for the acquired businesses.

We sold our portion of the Fund's position in Fiesta Restaurant Group, which owns and operates two quick-casual restaurant brands, Pollo Tropical and Taco Cabana. We exited its stock after the company reported lower than expected revenue and earnings per share growth. Also causing concern was its management's execution of its business model and an increase in delays in new store openings. We eliminated our portion of the Fund's position in Motorcar Parts of America, which produces replacement starters, alternators, wheel hub assemblies and other parts for the auto aftermarket. We had liked the company for its strong revenue and earnings per share growth, but grew concerned with the stock after seeing some softness caused by mild weather conditions. This, coupled with changing dynamics in the auto replacement industry, led us to exit the position in favor of what we felt were better investment ideas.

Any sector weighting changes were strictly a reflection of our bottom-up process. That said, during the annual period, our bottom-up process led us to increase our portion of the Fund's weighting in health care and industrials and to decrease its weighting in information technology. At year-end 2016, our portion of the Fund was most overweight relative to the benchmark in the health care, information technology and energy sectors and was most underweight relative to the benchmark in the consumer discretionary sector. As of December 31, 2016, our portion of the Fund was rather neutrally weighted relative to the benchmark in the financials and industrials sectors and had no exposure to the consumer staples, materials, real estate, telecommunication services or utilities sectors.

Annual Report 2016

VARIABLE PORTFOLIO FUNDS

MANAGER DISCUSSION OF FUND PERFORMANCE (continued)

Variable Portfolio — Partners Small Cap Growth Fund

Palisade: During our reporting period, we established positions or increased weightings in a number of holdings in our portion of the Fund to reflect our conviction in these companies. We also sold several stocks that had underperformed or where we lacked visibility that business fundamentals could turn in an acceptable timeframe, i.e. six to 12 months. Among those stocks we purchased for our portion of the Fund during our reporting period included Fair Isaac, a leader in predictive analytics and decision management software; Kate Spade, which designs and markets a portfolio of premium lifestyle brands; and Spark Therapeutics, a leader in gene therapy research. Among those stocks we sold during our reporting period were Casey's General Stores, Red Robin Gourmet Burgers and U.S. Silica Holdings. As of November 14, 2016, we no longer served as a subadviser to the Fund.

Kennedy: During our reporting period, we initiated positions in our portion of the Fund in networking products and solutions designer Gigamon, mobile payment solutions provider Square and electronic financial transaction solutions provider Euronet Worldwide. As mentioned already, we sold our portion of the Fund's positions in Dave & Buster's Entertainment, Opus Bank and Macom Technology Solutions Holdings during the reporting period. We did not make any material changes in sector weightings during the reporting period. As of December 31, 2016, our portion of the Fund was overweight the benchmark in the consumer discretionary and information technology sectors and was underweight the benchmark in the health care, industrials, real estate and utilities sectors. On the same date, our portion of the Fund was rather neutrally weighted to the benchmark in the consumer staples, energy, financials and materials sectors and had no exposure to the telecommunication services sector.

Annual Report 2016

VARIABLE PORTFOLIO FUNDS

PERFORMANCE OVERVIEW

Variable Portfolio — Pyramis® International Equity Fund

Performance Summary

■  Variable Portfolio — Pyramis® International Equity Fund (the Fund) Class 2 shares returned -3.44% for the 12-month period that ended December 31, 2016.

■  The Fund underperformed its benchmark, the MSCI EAFE Index (Net), which returned 1.00% over the same period.

■  Negative stock selection across a number of sectors, including industrials, materials and health care, detracted from the Fund's performance relative to the benchmark.

Average Annual Total Returns (%) (for period ended December 31, 2016)

	Inception	1 Year	5 Years	Life
Class 1	05/07/10	-3.24	5.72	4.51
Class 2	05/07/10	-3.44	5.47	4.24
MSCI EAFE Index (Net)		1.00	6.53	5.83

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your financial advisor or insurance representative.

Performance results reflect any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.

The MSCI EAFE Index (Net) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. The index is compiled from a composite of securities markets of Europe, Australasia and the Far East and is widely recognized by investors in foreign markets as the measurement index for portfolios of non-North American securities.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes (except the MSCI EAFE Index (Net), which reflects reinvested dividends net of withholding taxes) or other expenses of investing. Securities in the Fund may not match those in an index.

Annual Report 2016

VARIABLE PORTFOLIO FUNDS

PERFORMANCE OVERVIEW (continued)

Variable Portfolio — Pyramis® International Equity Fund

Performance of a Hypothetical $10,000 Investment (May 7, 2010 – December 31, 2016)

The chart above shows the change in value of a hypothetical $10,000 investment in Class 2 shares of Variable Portfolio — Pyramis® International Equity Fund during the stated time period, and does not reflect the deduction of taxes, if any, that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The returns also do not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan, if any.

Annual Report 2016

VARIABLE PORTFOLIO FUNDS

MANAGER DISCUSSION OF FUND PERFORMANCE

Variable Portfolio — Pyramis® International Equity Fund

Portfolio Management

FIAM LLC

Cesar Hernandez, CFA

Top Ten Holdings (%) (at December 31, 2016)
Royal Dutch Shell PLC, Class A (United Kingdom)	2.4
Novartis AG, Registered Shares (Switzerland)	2.1
Nestlé SA, Registered Shares (Switzerland)	1.8
Sanofi (France)	1.4
Honda Motor Co., Ltd. (Japan)	1.4
Mitsubishi UFJ Financial Group, Inc. (Japan)	1.4
SAP SE (Germany)	1.3
Australia and New Zealand Banking Group Ltd. (Australia)	1.3
Anheuser-Busch InBev SA/NV (Belgium)	1.2
GlaxoSmithKline PLC (United Kingdom)	1.2

Percentages indicated are based upon total investments (excluding Money Market Funds).

For further detail about these holdings, please refer to the section entitled "Portfolio of Investments."

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

At December 31, 2016, approximately 99.7% of the Fund's shares were owned in the aggregate by affiliated funds-of-funds managed by Columbia Management Investment Advisers, LLC (the Investment Manager). As a result of asset allocation decisions by the Investment Manager, it is possible that the Fund may experience relatively large purchases or redemptions from affiliated funds-of-funds. The Investment Manager seeks to minimize the impact of these transactions by structuring them over a reasonable period of time. The Fund may experience increased expenses as it buys and sells securities as a result of purchases or redemptions by affiliated funds-of-funds.

For the 12 months ended December 31, 2016, the Fund's Class 2 shares returned -3.44%. The Fund underperformed its benchmark, the MSCI EAFE Index (Net), which returned 1.00% over the same time period. Negative stock selection across a number of sectors, including industrials, materials and health care, detracted from the Fund's performance relative to the benchmark.

A Year of Volatility for International Equity Markets

Stock markets began 2016 from a position of weakness as investors worried about the possibility of interest-rate hikes by the U.S. Federal Reserve (the Fed), plummeting oil prices — which may cause bankruptcies for energy companies, and a general slowdown in global economic growth. In March, however, markets rebounded after the Fed adopted a more dovish stance suggesting fewer rate hikes in 2016, which caused oil to rally along with the broader commodity complex. In late June, volatility spiked again amid increased uncertainty around the fallout from the U.K. vote to leave the European Union. During the third-quarter of 2016, the Bank of Japan announced a continuation of its efforts to expand the monetary base, as well as new measures to control the yield curve, targeting a 0% yield for 10-year government bonds. Towards the latter half of the period, global economic conditions seemed benign, signaled by strong Institute of Supply Management (ISM) results from the U.S., China, and the U.K. In the U.S., the Fed raised interest rates in December for the second year in a row. The Fed's action, combined with its forecast of an additional three rate hikes in 2017, signaled its belief that the U.S. economy has strengthened enough to withstand a gradual normalization of interest rates.

Perhaps the biggest headlines of the period came on the political front, as the Republican Party's sweep of the White House and Congress during the November U.S. elections signaled a changing global political landscape. The prospect of President-elect Trump's proposed reforms, including decreasing the corporate tax rate, increasing government infrastructure and defense spending, potential trade reforms, and the deregulation of many industries, helped buoy equity markets and led investors to rotate out of defensive, yield-oriented sectors and into more economically-sensitive cyclical sectors.

Contributors and Detractors

The only sector that contributed to the Fund's relative performance during the period was energy where, on an average weighted basis, the Fund was modestly overweight. As a reminder, sector weights relative to the benchmark are a residual of the strategy's security selection process and

Annual Report 2016

VARIABLE PORTFOLIO FUNDS

MANAGER DISCUSSION OF FUND PERFORMANCE (continued)

Variable Portfolio — Pyramis® International Equity Fund

not necessarily a reflection of top-down views on market sectors. The energy sector contributed +10 bps to performance relative to the benchmark. On an absolute basis, our energy holdings returned 27.3% during the period.

Among individual holdings, top contributors included Adidas and Lundin Petroleum. Our overweight position in Adidas contributed to relative performance as the company reported solid quarterly results, driven by better-than-expected margins and higher prices. Lundin Petroleum also contributed to performance as the company reported solid third-quarter earnings driven by strong quarter-over-quarter production growth. A recovery in crude oil prices during the period also helped push Lundin shares higher.

The industrials, materials, and health care sectors, meanwhile, were the largest detractors from relative performance. While the Fund was underweight industrials and materials and overweight health care, during the period, negative stock selection across all three sectors detracted from performance relative to the benchmark.

Teva Pharmaceutical Industries, ITV Plc and BP Plc were the leading detractors from Fund performance. Teva shares declined after the company reported weaker-than-expected third-quarter earnings and issued full-year 2016 earnings guidance that fell short of consensus forecasts. ITV's shares fell after the "Brexit" vote was approved by U.K. voters. ITV generates nearly 75% of its earnings in the U.K. and analysts predict that the company's advertising revenue growth will likely slow as a result of the U.K.'s departure from the European Union. We closed our position in ITV due to the uncertainty of the impact on advertising revenues amid the Brexit fallout. Finally, we were underweight BP, a position that detracted from relative performance as the company's shares rose amid the nearly 45% rise in crude oil prices during the period. We closed our underweight position in BP in favor of more attractive opportunities.

Portfolio Positioning

We initiated a position in banking and financial services provider BNP Paribas. We believed the stock offered attractive risk/reward potential while the company's diversified business model should lead to underlying profit growth despite the low interest rate environment. We also purchased LVMH Moet Hennessy Louis Vuitton. We believed that the company had a strong portfolio of well-known brands that should generate long-term organic sales growth. Sales included Australian telecom services provider Telstra as we expected the company's earnings growth to slow and because we believed the stock offered limited upside at recent price levels. We also closed our position in Renault. We believed the company's earnings growth is likely to slow as we near the end of Renault's product refresh cycle.

Although the Fund does not incorporate market or economic forecasts as a top-down input into the investment process, economic factors that might affect particular industry sectors or stocks may be considered. Against this backdrop, we will continue to seek to exploit market inefficiencies through bottom-up stock selection based on fundamental company research, implemented within a framework of quantitative risk control.

Country Breakdown (%) (at December 31, 2016)
Australia	7.2
Austria	0.2
Belgium	1.9
Denmark	1.8
Finland	0.4
France	9.3
Germany	9.4
Hong Kong	3.0
Ireland	1.4
Israel	0.7
Italy	1.3
Japan	23.2
Netherlands	3.7
New Zealand	0.2
Norway	0.8
Portugal	0.3
Singapore	0.9
Spain	3.8
Sweden	3.4
Switzerland	7.1
United Kingdom	16.5
United States(a)	3.5
Total	100.0

Country Breakdown is based primarily on issuer's place of organization/incorporation. Percentages indicated are based upon total investments. The Fund's portfolio composition is subject to change.

(a) Includes investments in Money Market Funds.

Equity Sector Breakdown (%) (at December 31, 2016)
Consumer Discretionary	11.9
Consumer Staples	10.7
Energy	6.7
Financials	21.2
Health Care	12.2
Industrials	13.7
Information Technology	5.9
Materials	8.1
Real Estate	2.8
Telecommunication Services	5.2
Utilities	1.6
Total	100.0

Percentages indicated are based upon total equity investments. The Fund's portfolio composition is subject to change.

Annual Report 2016

VARIABLE PORTFOLIO FUNDS

PERFORMANCE OVERVIEW

Variable Portfolio — T. Rowe Price Large Cap Value Fund

Performance Summary

■  Variable Portfolio — T. Rowe Price Large Cap Value Fund (the Fund) Class 2 shares returned 14.07% for the 12-month period that ended December 31, 2016.

■  The Fund underperformed its benchmark, the Russell 1000 Value Index, which returned 17.34% over the same period.

■  The Fund underperformed on a relative basis due primarily to stock selection.

Average Annual Total Returns (%) (for period ended December 31, 2016)

	Inception	1 Year	5 Years	Life
Class 1	05/07/10	14.34	10.97	10.66
Class 2	05/07/10	14.07	10.70	10.39
Russell 1000 Value Index		17.34	14.80	13.07

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your financial advisor or insurance representative.

Performance results reflect any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.

The Russell 1000 Value Index, an unmanaged index, measures the performance of those stocks in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.

Annual Report 2016

VARIABLE PORTFOLIO FUNDS

PERFORMANCE OVERVIEW (continued)

Variable Portfolio — T. Rowe Price Large Cap Value Fund

Performance of a Hypothetical $10,000 Investment (May 7, 2010 – December 31, 2016)

The chart above shows the change in value of a hypothetical $10,000 investment in Class 2 shares of Variable Portfolio — T. Rowe Price Large Cap Value Fund during the stated time period, and does not reflect the deduction of taxes, if any, that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The returns also do not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan, if any.

Annual Report 2016

VARIABLE PORTFOLIO FUNDS

MANAGER DISCUSSION OF FUND PERFORMANCE

Variable Portfolio — T. Rowe Price Large Cap Value Fund

Portfolio Management

T. Rowe Price Associates, Inc.*

Heather McPherson

Mark Finn, CFA, CPA

John Linehan, CFA

*Effective November 14, 2016, NFJ Investment Group LLC no longer serves as subadviser to the Fund and T. Rowe Price Associates, Inc. assumes day-to-day management of the Fund's portfolio as subadviser to the Fund.

Top Ten Holdings (%) (at December 31, 2016)
JPMorgan Chase & Co.	4.0
PG&E Corp.	2.8
Pfizer, Inc.	2.8
Morgan Stanley	2.7
Microsoft Corp.	2.7
General Electric Co.	2.3
MetLife, Inc.	2.2
Exxon Mobil Corp.	2.2
Wells Fargo & Co.	2.2
Total SA, ADR	2.1

Percentages indicated are based upon total investments (excluding Money Market Funds).

For further detail about these holdings, please refer to the section entitled "Portfolio of Investments."

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

Portfolio Breakdown (%) (at December 31, 2016)
Common Stocks	97.0
Convertible Preferred Stocks	0.7
Money Market Funds	2.3
Total	100.0

Percentages indicated are based upon total investments. The Fund's portfolio composition is subject to change.

Effective November 14, 2016, NFJ Investment Group LLC (NFJ) was terminated as subadviser to the Fund and T. Rowe Price Associates, Inc. (T. Rowe Price) was named as the Fund's new subadviser. In conjunction with this change, the Fund was renamed Variable Portfolio — T. Rowe Price Large Cap Value Fund.

At December 31, 2016, approximately 99.5% of the Fund's shares were owned in the aggregate by affiliated funds-of-funds managed by Columbia Management Investment Advisers, LLC (the Investment Manager). As a result of asset allocation decisions by the Investment Manager, it is possible that the Fund may experience relatively large purchases or redemptions from affiliated funds-of-funds. The Investment Manager seeks to minimize the impact of these transactions by structuring them over a reasonable period of time. The Fund may experience increased expenses as it buys and sells securities as a result of purchases or redemptions by affiliated funds-of-funds.

For the 12-month period that ended December 31, 2016, the Fund's Class 2 shares returned 14.07%. The Fund underperformed its benchmark, the Russell 1000 Value Index, which returned 17.34% over the same time period. The Fund underperformed on a relative basis due primarily to stock selection.

U.S. Equities Rose in 2016 Despite Heightened Volatility

The broad U.S. equity market, as measured by the S&P 500 Index, returned 11.96% in 2016, its eighth consecutive year of positive returns. The S&P 500 Index and other major U.S. equity indices repeatedly reached record highs in the final weeks of the year, but such highs mask what was heightened volatility during the calendar year.

The year 2016 began on a sour note, as fears of a global economic slowdown, especially in China, and a collapse in oil prices to 13-year lows weighed on world markets. Global equities bottomed in mid-February and worked their way higher through late June, as commodity prices recovered and the U.S. dollar weakened due to diminishing expectations for Federal Reserve (Fed) rate increases in 2016. In late June, world equity markets experienced a brief but intense sell-off, as the U.K. unexpectedly voted in favor of leaving the European Union, popularly known as Brexit. U.S. Treasury yields fell to four-year lows in the wake of the Brexit vote. However, stocks resumed their upward trajectory amid expectations that global central banks would provide additional monetary stimulus to prevent a Brexit-related economic downturn.

In the U.S., shares were mostly flat in the months prior to the November elections. Uncertainty about a possible interest rate increase also held equities back, as Fed officials were cautioning that the case for raising short-term interest rates had strengthened. However, an unexpected U.S. Presidential election victory by Donald Trump sparked a feverish stock market rally in anticipation of a friendlier regulatory environment and potential fiscal reform, including tax cuts and increased infrastructure spending. On the other hand, domestic bonds declined, as U.S. Treasury yields spiked higher and as the Fed raised short-term rates on December 14, 2016. As the year drew to a close, a significant post-election strengthening in the U.S. dollar versus other currencies

Annual Report 2016

VARIABLE PORTFOLIO FUNDS

MANAGER DISCUSSION OF FUND PERFORMANCE (continued)

Variable Portfolio — T. Rowe Price Large Cap Value Fund

weighed on the performance of non-U.S. equities and bonds, in U.S. dollar terms.

Stock Selection Overall Hampered Fund Results

NFJ: We managed the Fund portfolio from January 1, 2016 through November 13, 2016. During our reporting period, the Fund underperformed the benchmark, as positive allocation effects were more than offset by weak stock selection. Headwinds to stock selection were largely a fallout of the strategy's focus on equities with low price/earnings (P/E) ratios. Low P/E stocks in the benchmark underperformed during our reporting period. On a sector basis, selection was largely challenged in industrials, information technology and financials. Selection headwinds were partially offset by effective stock selection in the telecommunication services and consumer staples sectors. Having overweights to telecommunication services and materials and having underweights to consumer staples and financials also added value.

From an individual security perspective, the holdings that detracted most from the Fund's relative results during the reporting period were department store retailer Macy's, biopharmaceutical company Gilead Sciences and insurance company MetLife. The Fund's greatest positive contributors to relative results were toy manufacturer Mattel and telecommunication services companies AT&T and Verizon.

T. Rowe Price: We began to manage the Fund's portfolio on November 14, 2016. During our reporting period, the Fund underperformed the benchmark, in part due to the late-period transfer of portfolio management, which made it challenging for results to reflect our strategy, and in part due to sector weighting and stock selection. On a sector basis, an underweight to the strongly performing telecommunication services sector was the greatest detractor from relative results. Many sector names performed well following the U.S. Presidential election, as investors saw value in certain traditionally defensive areas of the market, including telecommunication services. Stock selection in financials also detracted, driven primarily by a position in insurer MetLife. The consumer discretionary sector detracted from relative results due to both an overweight position and stock choices, driven by toy manufacturer Mattel. Secular changes in how consumers shop and consume media served as headwinds for numerous companies in the consumer discretionary sector during the reporting period. Partially offsetting these detractors was stock selection in information technology, which contributed positively, driven by a position in Microsoft. No other sectors contributed positively to relative performance during our reporting period.

From an individual security perspective, the holdings that detracted most from the Fund's relative results during our reporting period were toy manufacturer Mattel, food producer Tyson Foods and building products and technology solutions provider Johnson Controls International. Shares of Mattel declined after the U.S. Presidential election amid concerns about potential tax reform and trade policy changes, a strengthening U.S. dollar and a general shift in preference away from income-producing stocks. However, at the end of our reporting period, we believed the company was well positioned to address these potential challenges and

Equity Sector Breakdown (%) (at December 31, 2016)
Consumer Discretionary	9.1
Consumer Staples	7.9
Energy	10.8
Financials	25.3
Health Care	12.4
Industrials	11.6
Information Technology	10.3
Materials	2.8
Real Estate	1.2
Telecommunication Services	1.4
Utilities	7.2
Total	100.0

Percentages indicated are based upon total equity investments. The Fund's portfolio composition is subject to change.

Annual Report 2016

VARIABLE PORTFOLIO FUNDS

MANAGER DISCUSSION OF FUND PERFORMANCE (continued)

Variable Portfolio — T. Rowe Price Large Cap Value Fund

benefit from a healthy toy industry. Tyson Foods, following strong performance in the first three quarters of 2016, suffered in the last months of the calendar year amid higher than anticipated costs in its prepared foods and chicken segments and allegations of chicken price fixing. At the end of the reporting period, we continued to like Tyson Foods because we believed it could benefit over the longer term from its transformation into a diversified branded protein company. Shares of Johnson Controls International retreated in December 2016 in part because investors appeared to consider potential challenges from tax expenses and foreign exchange headwinds. We remained positive on the company, which, in our view, is in the midst of transforming into a high-quality multi-industrial entity.

The Fund's greatest positive contributors to relative results during our reporting period were integrated energy company Total, information technology software giant Microsoft and oil and gas exploration and production company Hess. Shares of Total traded higher after OPEC and non-OPEC countries reached an agreement to cut oil production, which boosted oil prices. We continued to like Total at the end of our reporting period because we believed it benefited from a strong balance sheet, robust relative dividend coverage and both cash flow and production growth. Microsoft benefited from a surge in revenue in its commercial Office 365 and Azure public cloud offerings, which helped to strengthen its position in the rapidly growing cloud computing market. We believed Microsoft's management was on the right track to successfully transition the company's long-term focus to cloud computing, which could create significant additional value. Shares of Hess jumped, along with oil prices, following the OPEC and non-OPEC agreement to limit oil production. At the end of the reporting period, we believed Hess had a strong balance sheet and an attractive portfolio of assets, including significant acreage in the Bakken shale. In addition, we believed the company could see benefits from its exploration efforts in Guyana.

Bottom-Up Stock Selection Drove Fund Portfolio Changes

NFJ: Among the purchases we initiated for the Fund during our reporting period were those of Entergy and American Express. We sold the Fund's positions in Teva Pharmaceuticals and MetLife during our reporting period. The dividend value strategy we used follows a valuation-driven bottom-up approach for allocating capital, and any sector changes were the result of the strategy's bottom-up process. That said, as a result of these bottom-up stock selection decisions, the Fund's allocation to health care decreased during our reporting period, and its allocation to industrials increased. At the end of our reporting period, the Fund was underweight bond proxy segments of the benchmark — consumer staples, utilities and real estate — based on high valuation concerns. Overweight positions to more cyclical sectors — consumer discretionary, financials, information technology, industrials and materials — were driven by what we viewed as favorable valuation opportunities. The Fund was also overweight in telecommunication services at the end of our reporting period based on what we considered to be favorable valuations and yields.

Annual Report 2016

VARIABLE PORTFOLIO FUNDS

MANAGER DISCUSSION OF FUND PERFORMANCE (continued)

Variable Portfolio — T. Rowe Price Large Cap Value Fund

T. Rowe Price: Trading during our reporting period was largely a result of initially positioning the portfolio to align the Fund's largest positions with those of our strategy. These included purchases of PG&E, a regulated utility operating in northern California; Morgan Stanley, a global financial services firm with diverse capital markets, trading and investment banking businesses; and Microsoft, already mentioned. We eliminated several prior positions that did not align with our investment ideas. Given the date that we took over the management of the Fund, changes in sector allocations were largely a product of our activity in setting up the portfolio rather than reflecting implementation of our investment decisions.

As of December 31, 2016, the Fund was most overweight the benchmark in the consumer discretionary, health care, industrials and utilities sectors. On the same date, the Fund was most underweight the benchmark in the real estate, energy, telecommunication services and financials sectors.

Annual Report 2016

VARIABLE PORTFOLIO FUNDS

PERFORMANCE OVERVIEW

Variable Portfolio — TCW Core Plus Bond Fund

Performance Summary

■  Variable Portfolio — TCW Core Plus Bond Fund (the Fund) Class 2 shares returned 2.17% for the 12-month period that ended December 31, 2016.

■  The Fund modestly underperformed its benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index, which returned 2.65% during the same time period.

■  The Fund's underperformance of the benchmark can be attributed primarily to mixed results from sector allocation, security selection and duration positioning.

Average Annual Total Returns (%) (for period ended December 31, 2016)

	Inception	1 Year	5 Years	Life
Class 1	05/07/10	2.41	1.55	2.54
Class 2	05/07/10	2.17	1.29	2.29
Bloomberg Barclays U.S. Aggregate Bond Index		2.65	2.23	3.31

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your financial advisor or insurance representative.

Performance results reflect any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.

The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage passthroughs), asset-backed securities, and commercial mortgage-backed securities.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.

Annual Report 2016

VARIABLE PORTFOLIO FUNDS

PERFORMANCE OVERVIEW (continued)

Variable Portfolio — TCW Core Plus Bond Fund

Performance of a Hypothetical $10,000 Investment (May 7, 2010 – December 31, 2016)

The chart above shows the change in value of a hypothetical $10,000 investment in Class 2 shares of Variable Portfolio — TCW Core Plus Bond Fund during the stated time period, and does not reflect the deduction of taxes, if any, that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The returns also do not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan, if any.

Annual Report 2016

VARIABLE PORTFOLIO FUNDS

MANAGER DISCUSSION OF FUND PERFORMANCE

Variable Portfolio — TCW Core Plus Bond Fund

Portfolio Management

TCW Investment Management Company

Tad Rivelle

Laird Landmann

Stephen Kane, CFA

Bryan Whalen, CFA

Portfolio Breakdown (%) (at December 31, 2016)
Asset-Backed Securities — Non-Agency	5.3
Commercial Mortgage-Backed Securities — Agency	4.2
Commercial Mortgage-Backed Securities — Non-Agency	1.7
Corporate Bonds & Notes	19.2
Foreign Government Obligations	0.7
Inflation-Indexed Bonds	2.4
Money Market Funds	9.8
Municipal Bonds	0.6
Municipal Short Term	0.2
Residential Mortgage-Backed Securities — Agency	21.7
Residential Mortgage-Backed Securities — Non-Agency	6.3
Senior Loans	0.4
Treasury Bills	0.0	(a)
U.S. Government & Agency Obligations	0.4
U.S. Treasury Obligations	27.1
Total	100.0

Percentages indicated are based upon total investments. The Fund's portfolio composition is subject to change.

(a) Rounds to zero.

At December 31, 2016, approximately 99.8% of the Fund's shares were owned in the aggregate by affiliated funds-of-funds managed by Columbia Management Investment Advisers, LLC (the Investment Manager). As a result of asset allocation decisions by the Investment Manager, it is possible that the Fund may experience relatively large purchases or redemptions from affiliated funds-of-funds. The Investment Manager seeks to minimize the impact of these transactions by structuring them over a reasonable period of time. The Fund may experience increased expenses as it buys and sells securities as a result of purchases or redemptions by affiliated funds-of-funds.

For the 12-month period that ended December 31, 2016, the Fund's Class 2 shares returned 2.17%. The Fund modestly underperformed its benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index, which returned 2.65% during the same time period. The Fund's underperformance of the benchmark can be attributed primarily to mixed results from sector allocation, security selection and duration positioning.

Fixed-Income Markets Advanced in a Year of Surprises

The year 2016 was full of surprises, with market sentiment largely falling into two distinct phases. The first was marked by global economic growth concerns, a collapse in commodity prices and continued efforts by central banks to stimulate their respective economies. Against this backdrop, rates fell, with the 10-year U.S. Treasury yield declining by nearly 90 basis points from the beginning of the year to a multi-year low of 1.35% in mid-July 2016 after the U.K. unexpectedly voted to leave the European Union. (A basis point is 1/100th of a percentage point.) The market consensus view that lackluster economic growth and low rates would persist into the foreseeable future was reinforced by ongoing global central bank accommodation, which served to suppress both volatility and rates instead of boosting economic growth in any meaningful way. By mid-2016, these policies had created a record $13 trillion in negative yielding debt.

Still, improving U.S. economic data and rising inflation expectations toward the end of the summer drove rates higher, marking the second phase. The most notable change marking this phase and the rest of the annual period was the significant turnaround in market sentiment following the unexpected results of the U.S. election. Investors seemed to price in only the upside potential from the new incoming administration. Expectations for better economic growth and inflation that could result from potential implementation of fiscal stimulus, de-regulation and infrastructure spending caused rates to lurch higher and the U.S. dollar to strengthen to its highest level in more than 10 years.

Keeping pace with the about-face in market sentiment during the annual period, the Federal Reserve (the Fed) hiked its targeted federal funds rate by 25 basis points in December 2016 and upgraded its forecast for the number of hikes in 2017 from two to three. Markets had largely expected the interest rate increase, particularly given the improvements in the labor market and higher inflation data from the third quarter of 2016.

Throughout the annual period, demand for yield in the persistently low rate environment provided support to credit markets beyond what fundamental realities would seem to dictate. Despite a brief sell-off in the

Annual Report 2016

VARIABLE PORTFOLIO FUNDS

MANAGER DISCUSSION OF FUND PERFORMANCE (continued)

Variable Portfolio — TCW Core Plus Bond Fund

first quarter of 2016, credit spreads, or yield differentials to U.S. Treasuries, narrowed across all sectors during the annual period. Investment-grade corporate bonds struggled in the fourth quarter of 2016, as rates rose rapidly but returned 6.1% (Bloomberg Barclays U.S. Corporate Bond Index) for the annual period, as commodity and energy-related sectors staged an impressive comeback from 2015. High-yield corporate bonds led fixed-income returns with a total return of more than 17% for the annual period. However, in stark contrast with the yearly returns for the corporate bond market, leverage reached new highs, while the default rate for high yield companies ended the year at 7% in terms of issuers.

Among securitized products, non-agency mortgage-backed securities had a strong year, as higher home prices and faster loan amortization improved borrowers' loan-to-value ratios, allowing more borrowers to prepay their loans. Agency mortgage-backed securities, the only sector to lag U.S. Treasuries during the annual period, was weighed down by the November 2016 sell-off in rates, which overtook year-to-date gains. Commercial mortgage-backed securities gained 3.3% (Bloomberg Barclays CMBS ERISA-Eligible Index) for the annual period, led by non-agency issues, as higher issuance in the agency commercial mortgage-backed securities segment resulted in that segment's relative underperformance. Finally, asset-backed securities returned 2.0% (Bloomberg Barclays Asset-Backed Securities (ABS) Index) for the annual period, driven by the significant outperformance of student loans, which benefited from the largely concluded rating agency review of bonds at risk, yielding a much smaller number of downgrades than initially anticipated.

U.S. Treasury yields were higher across the yield curve, or spectrum of maturities, during the annual period. Yields on short-term maturities rose the most, with three-month U.S. Treasury bill yields up nearly 34 basis points, while 10-year and 30-year U.S. Treasury yields were up approximately 18 basis points and 5 basis points, respectively. In turn, as shorter rates increased more than longer rates in anticipation of the move to hike the targeted federal funds rate, the yield curve flattened.

Duration and Sector Positioning Generated Mixed Results

The defensive duration positioning of the Fund weighed on its returns during the first half of 2016 given the decline in interest rates. But the drag was reversed, even as duration was extended, as rates rose rapidly into year-end given expectations for, and the eventual policy move of, the Fed raising the targeted federal funds rate. Conversely, a relative underweight position in the credit sector, both corporate and non-corporate, was rewarded early in the year when volatility spiked, but, in aggregate, weighed on the Fund's relative performance during the annual period overall. More specifically, a relative underweight to better performing industrial segments, such as metals and mining, detracted amid stabilization in commodity-related areas of the credit sector. Issue selection within pharmaceutical credits dampened results, partially offset by exposure to financials, which helped with strong performance from banking and real estate investment trust (REIT) issues. Issue selection

Quality Breakdown (%) (at December 31, 2016)
AAA rating	67.0
AA rating	4.6
A rating	6.8
BBB rating	13.4
BB rating	3.2
B rating	1.0
CCC rating	1.6
CC rating	0.3
D rating	0.9
Not rated	1.2
Total	100.0

Percentages indicated are based upon total fixed income investments (excluding Money Market Funds).

Bond ratings apply to the underlying holdings of the Fund and not the Fund itself and are divided into categories ranging from highest to lowest credit quality, determined by using the middle rating of Moody's, S&P and Fitch, after dropping the highest and lowest available ratings. When ratings are available from only two rating agencies, the lower rating is used. When a rating is available from only one rating agency, that rating is used. When a bond is not rated by any rating agency, it is designated as "Not rated." Credit quality ratings assigned by a rating agency are subjective opinions, not statements of fact, and are subject to change, including daily. The ratings assigned by credit rating agencies are but one of the considerations that the Investment Manager and/or Fund's subadviser incorporates into its credit analysis process, along with such other issuer-specific factors as cash flows, capital structure and leverage ratios, ability to de-leverage (repay) through free cash flow, quality of management, market positioning and access to capital, as well as such security-specific factors as the terms of the security (e.g., interest rate and time to maturity) and the amount and type of any collateral.

Annual Report 2016

VARIABLE PORTFOLIO FUNDS

MANAGER DISCUSSION OF FUND PERFORMANCE (continued)

Variable Portfolio — TCW Core Plus Bond Fund

among non-traditional asset-backed securities, such as marine-focused and structured settlements, modestly detracted as well.

Value was added with an out-of-benchmark allocation to non-agency mortgage-backed securities, a largely floating rate sector that returned nearly 5.5% for the annual period. Exposure to those securities backed by subprime and alt-A collateral, which saw strong demand and improvement in underlying fundamentals, proved particularly effective. Non-agency mortgage-backed securities benefited from improving fundamentals, such as home price appreciation, which helped drive down mortgage loan-to-value ratios, and from technical support stemming from a dearth of new supply and a shrinking outstanding balance as the sector amortizes. The sector also benefited during the annual period from cash settlements related to certain crisis era events and from ongoing demand from insurance companies after a favorable ratings review by the National Association of Insurance Commissioners in December 2016. Also additive to returns during the period was the Fund's position in Japanese government bonds, with the yen exposure fully hedged using a U.S. dollar/yen cross-currency swap. This position enabled the Fund to benefit from the dislocation created by the demand for U.S. dollars from Japanese investors. Further positive contributions came from the Fund's relative overweight to commercial mortgage-backed securities, especially non-agency-backed commercial mortgage backed securities, which significantly outpaced U.S. Treasuries during the annual period. Within the corporate bond sector, a modest allocation to high-yield corporate bonds, was beneficial, as these credits rallied considerably. Yield curve positioning had a rather neutral impact on Fund results during the annual period.

Shifting Market Conditions Drove Fund Portfolio Changes

Given the aging of the credit cycle, we positioned the Fund with an eye toward risk reduction during the annual period by moving into higher quality securities up in the capital structure. In terms of sector positioning, the Fund remained underweight corporate credits with an emphasis on financials given what we view as limited re-leveraging risk and reasonable yield premiums. Within industrials, we added to the Fund's exposure to consumer non-cyclicals, particularly food and beverage and pharmaceutical credits, given relative value. Within financials, we added insurance exposure to the Fund, while trimming its allocation to finance companies and REITs. A modest exposure to high-yield credit was maintained, though we rotated into somewhat higher quality holdings that we believe may have the credit resilience to make it through the end of the credit cycle.

At the end of the annual period, we maintained a relative overweight to structured products, which we view as offering opportunities for attractive risk-adjusted returns. We believe non-agency mortgage-backed securities remained compelling due to the available yield potential for price upside and solid fundamentals. Agency mortgage-backed securities continued to represent a relative underweight in the Fund at the end of the annual period despite being higher quality and more liquid, as yield compensation remained small historically and prepayment risk weighed on the market in

Annual Report 2016

VARIABLE PORTFOLIO FUNDS

MANAGER DISCUSSION OF FUND PERFORMANCE (continued)

Variable Portfolio — TCW Core Plus Bond Fund

the low rate environment. Holdings among commercial mortgage-backed securities and asset-backed securities were focused on high quality collateral in the senior most parts of the capital structure, often with government guarantees, making them, we feel, solid defensive credits. We maintained a defensive duration positioning throughout 2016, but, as expectations for a Fed rate hike were priced into markets, we added back a modest amount of duration during the annual period, moving from approximately 0.7 years short of the duration of the benchmark to end December 2016 at approximately 0.3 years short of the benchmark.

All told, the Fund's portfolio turnover rate during the annual period was 276%. A significant portion of the turnover was the result of rolling-maturity mortgage securities, processing of prepayments and opportunistic changes our managers made at the margin in response to valuations or market developments.

Annual Report 2016

VARIABLE PORTFOLIO FUNDS

PERFORMANCE OVERVIEW

Variable Portfolio — Wells Fargo Short Duration Government Fund

Performance Summary

■  Variable Portfolio — Wells Fargo Short Duration Government Fund (the Fund) Class 2 shares returned 0.78% for the 12-month period that ended December 31, 2016.

■  The Fund modestly underperformed its benchmark, the Bloomberg Barclays U.S. 1-3 Year Government Bond Index, which rose 0.87% over the same time period.

■  The Fund's underperformance can be attributed primarily to yield curve positioning, though security selection and sector allocation overall proved positive contributors.

Average Annual Total Returns (%) (for period ended December 31, 2016)

	Inception	1 Year	5 Years	Life
Class 1	05/07/10	1.03	0.82	1.23
Class 2	05/07/10	0.78	0.56	0.98
Bloomberg Barclays U.S. 1-3 Year Government Bond Index		0.87	0.59	0.86

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your financial advisor or insurance representative.

Performance results reflect any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.

The Bloomberg Barclays U.S. 1-3 Year Government Bond Index, an unmanaged index, is made up of all publicly issued, non-convertible domestic debt of the U.S. government, or agency thereof, or any quasi-federal corporation. The index also includes corporate debt guaranteed by the U.S. government. Only notes and bonds with a minimum maturity of one year up to a maximum maturity of 2.9 years are included. The index reflects reinvestment of all distributions and changes in market prices.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.

Annual Report 2016

VARIABLE PORTFOLIO FUNDS

PERFORMANCE OVERVIEW (continued)

Variable Portfolio — Wells Fargo Short Duration Government Fund

Performance of a Hypothetical $10,000 Investment (May 7, 2010 – December 31, 2016)

The chart above shows the change in value of a hypothetical $10,000 investment in Class 2 shares of Variable Portfolio — Wells Fargo Short Duration Government Fund during the stated time period, and does not reflect the deduction of taxes, if any, that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The returns also do not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan, if any.

Annual Report 2016

VARIABLE PORTFOLIO FUNDS

MANAGER DISCUSSION OF FUND PERFORMANCE

Variable Portfolio — Wells Fargo Short Duration Government Fund

Portfolio Management

Wells Capital Management Incorporated

Thomas O'Connor, CFA

Troy Ludgood

Portfolio Breakdown (%) (at December 31, 2016)
Asset-Backed Securities — Non-Agency	15.2
Commercial Mortgage-Backed Securities — Agency	2.8
Commercial Mortgage-Backed Securities — Non-Agency	3.3
Money Market Funds	4.5
Residential Mortgage-Backed Securities — Agency	41.9
U.S. Treasury Obligations	32.3
Total	100.0

Percentages indicated are based upon total investments. The Fund's portfolio composition is subject to change.

Quality Breakdown (%) (at December 31, 2016)
AAA rating	100.0
Total	100.0

Percentages indicated are based upon total fixed income investments (excluding Money Market Funds).

Bond ratings apply to the underlying holdings of the Fund and not the Fund itself and are divided into categories ranging from highest to lowest credit quality, determined by using the rating of Moody's, S&P or Fitch, whichever rating agency rates the security highest. When ratings are available from only two rating agencies, the higher of the two ratings is used. When a rating is available from only one rating agency, that rating is used. When a bond is not rated by any rating agency, it is designated as "Not rated." Credit quality ratings assigned by a rating agency are subjective opinions, not statements of fact, and are subject to change, including daily. The ratings assigned by credit rating agencies are but one of the considerations that the Investment Manager and/or Fund's subadviser incorporates into its credit analysis process, along with such other issuer-specific factors as cash flows, capital structure and leverage ratios, ability to de-leverage (repay) through free cash flow, quality of management, market positioning and access to capital, as well as such security-specific factors as the terms of the security (e.g., interest rate and time to maturity) and the amount and type of any collateral.

At December 31, 2016, approximately 97.9% of the Fund's shares were owned in the aggregate by affiliated funds-of-funds managed by Columbia Management Investment Advisers, LLC (the Investment Manager). As a result of asset allocation decisions by the Investment Manager, it is possible that the Fund may experience relatively large purchases or redemptions from affiliated funds-of-funds. The Investment Manager seeks to minimize the impact of these transactions by structuring them over a reasonable period of time. The Fund may experience increased expenses as it buys and sells securities as a result of purchases or redemptions by affiliated funds-of-funds.

For the 12-month period that ended December 31, 2016, the Fund's Class 2 shares returned 0.78%. The Fund modestly underperformed its benchmark, the Bloomberg Barclays U.S. 1-3 Year Government Bond Index, which rose 0.87% over the same time period. The Fund's modest underperformance can be attributed primarily to yield curve positioning, though security selection and sector allocation overall proved positive contributors.

Short-Term Fixed-Income Market Was Challenged By Heightened Volatility

2016 was a volatile year, affected by multiple geopolitical and macroeconomic events. Investor sentiment was dominated by fears and concerns stemming from both international and domestic factors. Internationally, worries surrounded but were not limited to: the Chinese economy and whether it would face a hard or soft landing; central bank policies from the European Central Bank, Bank of Japan and Bank of England; and the ultimate effect of Brexit, the U.K.'s unexpected vote to leave the European Union, and the path, timing and severity of impact of the departure on the financial market. Factors of concern arising from within the U.S. included uncertainty about the Federal Reserve's (the Fed) pace and timing of interest rate hikes as well as the political landscape leading up to and following the results of the U.S. elections. On a global basis, the fluctuating price of oil amid supply/demand balance shifts, OPEC meetings and production cut agreements weighed on investor sentiment during the annual period.

Amidst these concerns, markets alternated between regimes of risk-on/low volatility and risk-off/higher volatility throughout the annual period. Broadly speaking there were four regimes: 1) a risk-off period to start the year 2016; 2) a risk-on period from February 2016 through Brexit in late June 2016; 3) a low volatility period following Brexit to the November 2016 U.S. elections, marked by the year's low in U.S. Treasury yields; and 4) pronounced risk-on sentiment following the U.S. elections through the end of the year.

Demand for U.S. fixed income was affected by the relative attractiveness of U.S. Treasury yields as compared to those of international government bonds. U.S. Treasury yields rallied generally lower through the first half of 2016 given the uncertainty coming into 2016 and the Brexit fears of the second calendar quarter. U.S. Treasury yields subsequently rose for most of the second half of the year, as firming economic growth and inflation data combined with a changing political landscape in the U.S., which was

Annual Report 2016

VARIABLE PORTFOLIO FUNDS

MANAGER DISCUSSION OF FUND PERFORMANCE (continued)

Variable Portfolio — Wells Fargo Short Duration Government Fund

seen as more pro-growth. Overseas buyers largely influenced the supply/demand balance in the U.S. fixed income markets due to demand for higher yielding assets.

The short-term end of the U.S. Treasury yield curve, (i.e., the two-year to five-year segment), steepened marginally during the annual period. This moderate steepening was due to a combination of Fed rate hike expectations and its ultimate December 2016 rate hike. Projections for future interest rates also played a part as did supply/demand factors from market participants. Central bank policies globally impacted the yield curve as well. From a sector perspective, mortgages performed best, and private student loans, non-prime auto asset-backed securities, and Federal Family Education Loan Program (FFELP) student loans also performed well.

Yield Curve Positioning Was Offset By Security Selection and Sector Allocation

During the annual period, we maintained an overweight to longer duration risk versus the benchmark and an underweight to two-year risk versus the benchmark Fund, driven by bottom-up security selection. Throughout the annual period, this positioning was either a slight contributor or slight detractor from performance, with the net result being a modest detractor for the year. Negative convexity relative to the benchmark, inherent in the Fund's overweight to mortgage-backed securities, also detracted. (Negative convexity is when the shape of a bond's yield curve is concave. A bond's convexity is the rate of change of its duration. Most mortgage bonds are negatively convex.) There were no material detractors from a sector allocation or security selection perspective during the annual period.

On the positive side, bottom-up security selection overall contributed positively. The Fund only invests in the highest quality, top of the capital structure, most liquid bonds. Although macro factors, such as Fed actions and international events need to be considered in how they might influence rates, and therefore cash flow, in particular mortgage prepayments, they are not the driving determinants of our security selection. During the annual period, security selection among agency mortgage-backed securities was the largest positive contributor to relative results. Agency hybrid adjustable-rate mortgages (ARMs), specifically pools and collateralized mortgage obligations (CMOs) each contributed positively. Seasoned and post-reset hybrid ARMs were especially outstanding performers. Security selection amongst asset-backed securities (ABS) and commercial mortgage-backed securities (CMBS) also added value during the annual period. Within the ABS sector, security selection among private student loans, non-prime auto ABS and FFELP student loans proved especially effective. From an allocation perspective, overweights to mortgages and structured products, including high quality, liquid ABS and CMBS, and underweights to U.S. Treasuries and agency securities contributed positively to the Fund's relative results.

Annual Report 2016

VARIABLE PORTFOLIO FUNDS

MANAGER DISCUSSION OF FUND PERFORMANCE (continued)

Variable Portfolio — Wells Fargo Short Duration Government Fund

Duration positioning had no material effect on the Fund's performance during the annual period, as the Fund's duration positioning was neutral to that of the benchmark throughout.

Shifting Market Conditions Drove Fund Portfolio Changes

During the year, we increased the Fund's allocations to agency hybrid ARMs, agency pass-through mortgage-backed securities and high quality ABS and CMBS. We reduced the Fund's exposure to agency CMOs. Generally speaking, the mortgage sector became more attractive from a valuation perspective, in our view, during the second and third quarters. In our view, ABS and CMBS remained attractive throughout the annual period.

More specifically, we found opportunities to add pools both in seasoned 15-year 3% pools with good loan balance stories and in seasoned 20-year 3.5% pools. The seasoning in these pools offered additional extension protection that, in our view, was undervalued. Within the ABS sector, we added private student loans from SOFI, a sponsor with a growing presence in the ABS markets. We correspondingly reduced holdings in FFELP student loans. We sold out of a position in a Verizon cell phone ABS, which had performed well, as spreads, or yield differentials, tightened to both U.S. Treasuries and swaps. We also reduced the Fund's positioning in hybrid ARMs and short-term CMOs, as spreads held in well. All told, the Fund's portfolio turnover rate during the annual period was 343%. A significant portion of the turnover was the result of rolling-maturity mortgage securities, processing of prepayments and opportunistic changes we made at the margin in response to valuations or market developments.

At the end of the annual period, relative to the benchmark, the Fund was overweight in agency pass-through mortgage-backed securities, high quality ABS and CMBS, agency hybrid ARMs and agency CMOs and was underweight agency debentures. The Fund maintained its neutral duration stance at the end of the annual period.

Annual Report 2016

VARIABLE PORTFOLIO FUNDS

UNDERSTANDING YOUR FUND'S EXPENSES

(Unaudited)

As an investor, you incur ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

The information below does not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy (collectively, Contracts) or qualified pension and retirement plan (Qualified Plan), if any. The total fees and expenses you bear may therefore be higher than those shown below.

Analyzing Your Fund's Expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the Fund's actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the "Actual" column. The amount listed in the "Hypothetical" column assumes a 5% annual rate of return before expenses (which is not the Fund's actual return) and then applies the Fund's actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See "Compare With Other Funds" below for details on how to use the hypothetical data.

Compare With Other Funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as redemption or exchange fees, or expenses that apply to the subaccount or the Contract. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If the fees and expenses imposed under your Contract or Qualified Plan, if any, were included, your costs would be higher.

Columbia Variable Portfolio — U.S. Equities Fund

July 1, 2016 – December 31, 2016

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)		Expenses Paid During the Period ($)		Fund's Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class 1	1,000.00	1,000.00	1,173.10	1,020.40	5.00	4.65	0.92
Class 2	1,000.00	1,000.00	1,171.20	1,019.15	6.35	5.91	1.17

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund's most recent fiscal half year and divided by 366.

Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.

Annual Report 2016

VARIABLE PORTFOLIO FUNDS

UNDERSTANDING YOUR FUND'S EXPENSES (continued)

(Unaudited)

Variable Portfolio — American Century Diversified Bond Fund

July 1, 2016 – December 31, 2016

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)		Expenses Paid During the Period ($)		Fund's Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class 1	1,000.00	1,000.00	983.80	1,022.25	2.73	2.78	0.55
Class 2	1,000.00	1,000.00	982.90	1,021.00	3.97	4.04	0.80

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund's most recent fiscal half year and divided by 366.

Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.

Variable Portfolio — CenterSquare Real Estate Fund

July 1, 2016 – December 31, 2016

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)		Expenses Paid During the Period ($)		Fund's Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class 1	1,000.00	1,000.00	950.20	1,020.80	4.10	4.24	0.84
Class 2	1,000.00	1,000.00	948.90	1,019.55	5.31	5.50	1.09

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund's most recent fiscal half year and divided by 366.

Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.

Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.

Variable Portfolio — Columbia Wanger International Equities Fund

July 1, 2016 – December 31, 2016

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)		Expenses Paid During the Period ($)		Fund's Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class 1	1,000.00	1,000.00	988.60	1,019.45	5.52	5.60	1.11
Class 2	1,000.00	1,000.00	987.70	1,018.20	6.76	6.86	1.36

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund's most recent fiscal half year and divided by 366.

Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.

Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.

Annual Report 2016

VARIABLE PORTFOLIO FUNDS

UNDERSTANDING YOUR FUND'S EXPENSES (continued)

(Unaudited)

Variable Portfolio — DFA International Value Fund

July 1, 2016 – December 31, 2016

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)		Expenses Paid During the Period ($)		Fund's Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class 1	1,000.00	1,000.00	1,137.90	1,020.60	4.70	4.45	0.88
Class 2	1,000.00	1,000.00	1,138.10	1,019.35	6.04	5.70	1.13

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund's most recent fiscal half year and divided by 366.

Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.

Variable Portfolio — Eaton Vance Floating-Rate Income Fund

July 1, 2016 – December 31, 2016

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)		Expenses Paid During the Period ($)		Fund's Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class 1	1,000.00	1,000.00	1,051.60	1,021.25	3.85	3.79	0.75
Class 2	1,000.00	1,000.00	1,051.10	1,020.00	5.13	5.05	1.00

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund's most recent fiscal half year and divided by 366.

Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.

Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.

Variable Portfolio — J.P. Morgan Core Bond Fund

July 1, 2016 – December 31, 2016

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)		Expenses Paid During the Period ($)		Fund's Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class 1	1,000.00	1,000.00	975.70	1,022.20	2.77	2.83	0.56
Class 2	1,000.00	1,000.00	973.80	1,020.95	4.00	4.09	0.81

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund's most recent fiscal half year and divided by 366.

Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.

Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.

Annual Report 2016

VARIABLE PORTFOLIO FUNDS

UNDERSTANDING YOUR FUND'S EXPENSES (continued)

(Unaudited)

Variable Portfolio — Jennison Mid Cap Growth Fund

July 1, 2016 – December 31, 2016

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)		Expenses Paid During the Period ($)		Fund's Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class 1	1,000.00	1,000.00	1,032.50	1,020.60	4.47	4.45	0.88
Class 2	1,000.00	1,000.00	1,031.40	1,019.35	5.74	5.70	1.13

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund's most recent fiscal half year and divided by 366.

Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.

Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.

Variable Portfolio — MFS® Value Fund

July 1, 2016 – December 31, 2016

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)		Expenses Paid During the Period ($)		Fund's Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class 1	1,000.00	1,000.00	1,068.50	1,021.30	3.83	3.74	0.74
Class 2	1,000.00	1,000.00	1,066.90	1,020.05	5.12	5.00	0.99

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund's most recent fiscal half year and divided by 366.

Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.

Variable Portfolio — Morgan Stanley Advantage Fund

July 1, 2016 – December 31, 2016

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)		Expenses Paid During the Period ($)		Fund's Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class 1	1,000.00	1,000.00	1,030.70	1,021.10	3.96	3.94	0.78
Class 2	1,000.00	1,000.00	1,029.60	1,019.85	5.23	5.20	1.03

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund's most recent fiscal half year and divided by 366.

Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.

Variable Portfolio — Nuveen Winslow Large Cap Growth Fund

July 1, 2016 – December 31, 2016

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)		Expenses Paid During the Period ($)		Fund's Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class 1	1,000.00	1,000.00	1,021.70	1,021.10	3.94	3.94	0.78
Class 2	1,000.00	1,000.00	1,020.50	1,019.85	5.20	5.20	1.03

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund's most recent fiscal half year and divided by 366.

Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.

Annual Report 2016

VARIABLE PORTFOLIO FUNDS

UNDERSTANDING YOUR FUND'S EXPENSES (continued)

(Unaudited)

Variable Portfolio — Oppenheimer International Growth Fund

July 1, 2016 – December 31, 2016

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)		Expenses Paid During the Period ($)		Fund's Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class 1	1,000.00	1,000.00	1,006.00	1,020.20	4.81	4.85	0.96
Class 2	1,000.00	1,000.00	1,005.40	1,018.95	6.07	6.11	1.21

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund's most recent fiscal half year and divided by 366.

Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.

Variable Portfolio — Partners Small Cap Growth Fund

July 1, 2016 – December 31, 2016

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)		Expenses Paid During the Period ($)		Fund's Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class 1	1,000.00	1,000.00	1,063.30	1,020.35	4.80	4.70	0.93
Class 2	1,000.00	1,000.00	1,061.90	1,019.10	6.08	5.96	1.18

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund's most recent fiscal half year and divided by 366.

Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.

Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.

Variable Portfolio — Pyramis® International Equity Fund

July 1, 2016 – December 31, 2016

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)		Expenses Paid During the Period ($)		Fund's Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class 1	1,000.00	1,000.00	1,023.70	1,020.20	4.86	4.85	0.96
Class 2	1,000.00	1,000.00	1,022.10	1,018.95	6.12	6.11	1.21

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund's most recent fiscal half year and divided by 366.

Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.

Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.

Annual Report 2016

VARIABLE PORTFOLIO FUNDS

UNDERSTANDING YOUR FUND'S EXPENSES (continued)

(Unaudited)

Variable Portfolio — T. Rowe Price Large Cap Value Fund

July 1, 2016 – December 31, 2016

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)		Expenses Paid During the Period ($)		Fund's Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class 1	1,000.00	1,000.00	1,090.00	1,021.25	3.92	3.79	0.75
Class 2	1,000.00	1,000.00	1,088.60	1,020.00	5.22	5.05	1.00

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund's most recent fiscal half year and divided by 366.

Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.

Variable Portfolio — TCW Core Plus Bond Fund

July 1, 2016 – December 31, 2016

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)		Expenses Paid During the Period ($)		Fund's Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class 1	1,000.00	1,000.00	980.40	1,022.25	2.72	2.78	0.55
Class 2	1,000.00	1,000.00	979.40	1,021.00	3.96	4.04	0.80

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund's most recent fiscal half year and divided by 366.

Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.

Variable Portfolio — Wells Fargo Short Duration Government Fund

July 1, 2016 – December 31, 2016

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)		Expenses Paid During the Period ($)		Fund's Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class 1	1,000.00	1,000.00	996.00	1,022.40	2.59	2.63	0.52
Class 2	1,000.00	1,000.00	995.00	1,021.15	3.84	3.89	0.77

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund's most recent fiscal half year and divided by 366.

Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.

Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.

Annual Report 2016

VARIABLE PORTFOLIO FUNDS

PORTFOLIO OF INVESTMENTS

Columbia Variable Portfolio — U.S. Equities Fund

December 31, 2016

(Percentages represent value of investments compared to net assets)

Common Stocks 99.1%

Issuer	Shares	Value ($)
CONSUMER DISCRETIONARY 13.0%
Auto Components 3.2%
Cooper Tire & Rubber Co.	83,815	3,256,213
Cooper-Standard Holding, Inc.(a)	46,500	4,807,170
Dana, Inc.	220,155	4,178,542
Dorman Products, Inc.(a)	58,042	4,240,548
Gentex Corp.	96,482	1,899,731
LCI Industries	94,404	10,172,031
Motorcar Parts of America, Inc.(a)	61,700	1,660,964
Superior Industries International, Inc.	117,200	3,088,220
Tenneco, Inc.(a)	38,000	2,373,860
Total		35,677,279
Distributors 0.2%
Pool Corp.	19,674	2,052,785
Diversified Consumer Services 1.0%
Bright Horizons Family Solutions, Inc.(a)	35,286	2,470,726
Capella Education Co.	61,455	5,395,749
Nord Anglia Education, Inc.(a)	69,500	1,619,350
ServiceMaster Global Holdings, Inc.(a)	32,966	1,241,829
Total		10,727,654
Hotels, Restaurants & Leisure 2.6%
Bloomin' Brands, Inc.	127,400	2,297,022
Cheesecake Factory, Inc. (The)	73,100	4,377,228
Dave & Buster's Entertainment, Inc.(a)	18,000	1,013,400
Denny's Corp.(a)	83,720	1,074,127
Isle of Capri Casinos, Inc.(a)	118,130	2,916,630
Papa John's International, Inc.	70,202	6,007,887
Pinnacle Entertainment, Inc.(a)	53,800	780,100
Ruth's Hospitality Group, Inc.	237,400	4,344,420
Texas Roadhouse, Inc.	68,761	3,317,031
Vail Resorts, Inc.	7,149	1,153,205
Zoe's Kitchen, Inc.(a)	55,824	1,339,218
Total		28,620,268
Household Durables 0.9%
Cavco Industries, Inc.(a)	30,105	3,005,984
D.R. Horton, Inc.	64,000	1,749,120
iRobot Corp.(a)	48,454	2,832,136
La-Z-Boy, Inc.	64,900	2,015,145
William Lyon Homes, Inc., Class A(a)	47,000	894,410
Total		10,496,795

Common Stocks (continued)

Issuer	Shares	Value ($)
Leisure Products 0.3%
Brunswick Corp.	63,996	3,490,342
Media 0.9%
AMC Entertainment Holdings, Inc., Class A	60,000	2,019,000
Gannett Co., Inc.	391,400	3,800,494
New York Times Co. (The), Class A	360,400	4,793,320
Total		10,612,814
Multiline Retail 0.4%
Big Lots, Inc.	93,500	4,694,635
Specialty Retail 3.0%
American Eagle Outfitters, Inc.	141,700	2,149,589
Big 5 Sporting Goods Corp.	66,900	1,160,715
Camping World Holdings, Inc., Class A	141,096	4,598,319
Cato Corp. (The), Class A	62,590	1,882,707
Children's Place, Inc. (The)	74,550	7,525,823
Finish Line, Inc., Class A (The)	29,300	551,133
Five Below, Inc.(a)	36,688	1,466,052
Francesca's Holdings Corp.(a)	249,700	4,502,091
Genesco, Inc.(a)	75,900	4,713,390
Monro Muffler Brake, Inc.	21,006	1,201,543
Pier 1 Imports, Inc.	484,200	4,135,068
Total		33,886,430
Textiles, Apparel & Luxury Goods 0.5%
Kate Spade & Co.(a)	64,000	1,194,880
Movado Group, Inc.	166,200	4,778,250
Total		5,973,130
Total Consumer Discretionary		146,232,132
CONSUMER STAPLES 2.9%
Food & Staples Retailing 1.0%
Performance Food Group Co.(a)	53,000	1,272,000
SpartanNash Co.	126,300	4,993,902
SUPERVALU, Inc.(a)	639,775	2,987,749
United Natural Foods, Inc.(a)	35,000	1,670,200
Total		10,923,851
Food Products 1.4%
AdvancePierre Foods Holdings, Inc.	80,000	2,382,400
Darling Ingredients, Inc.(a)	82,000	1,058,620
Dean Foods Co.	271,300	5,908,914

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016

VARIABLE PORTFOLIO FUNDS

PORTFOLIO OF INVESTMENTS (continued)

Columbia Variable Portfolio — U.S. Equities Fund

December 31, 2016

Common Stocks (continued)

Issuer	Shares	Value ($)
Post Holdings, Inc.(a)	14,500	1,165,655
Sanderson Farms, Inc.	59,315	5,589,846
Total		16,105,435
Household Products 0.3%
WD-40 Co.	26,379	3,083,705
Personal Products 0.2%
Avon Products, Inc.(a)	234,000	1,179,360
Usana Health Sciences, Inc.(a)	21,970	1,344,564
Total		2,523,924
Total Consumer Staples		32,636,915
ENERGY 4.3%
Energy Equipment & Services 1.4%
Archrock, Inc.	177,900	2,348,280
Atwood Oceanics, Inc.	421,400	5,532,982
Core Laboratories NV	14,490	1,739,380
Frank's International NV	95,849	1,179,901
Patterson-UTI Energy, Inc.	83,000	2,234,360
Seadrill Ltd.(a)	747,600	2,549,316
Total		15,584,219
Oil, Gas & Consumable Fuels 2.9%
Aegean Marine Petroleum Network, Inc.	148,000	1,502,200
Arch Coal, Inc.(a)	11,800	920,990
Carrizo Oil & Gas, Inc.(a)	76,957	2,874,344
Newfield Exploration Co.(a)	43,000	1,741,500
Oasis Petroleum, Inc.(a)	112,000	1,695,680
PBF Energy, Inc., Class A	52,000	1,449,760
PDC Energy, Inc.(a)	123,682	8,976,839
REX American Resources Corp.(a)	55,543	5,484,871
SM Energy Co.	58,000	1,999,840
Western Refining, Inc.	45,400	1,718,390
Whiting Petroleum Corp.(a)	173,000	2,079,460
WPX Energy, Inc.(a)	138,000	2,010,660
Total		32,454,534
Total Energy		48,038,753
FINANCIALS 20.7%
Banks 8.4%
Associated Banc-Corp.	111,651	2,757,780
Banc of California, Inc.	318,975	5,534,216

Common Stocks (continued)

Issuer	Shares	Value ($)
Banco Latinoamericano de Comercio Exterior SA, Class E	129,240	3,804,826
Bank of the Ozarks, Inc.	46,000	2,419,140
Central Pacific Financial Corp.	169,195	5,316,107
Customers Bancorp, Inc.(a)	240,310	8,607,904
East West Bancorp, Inc.	70,000	3,558,100
FCB Financial Holdings, Inc., Class A(a)	103,300	4,927,410
First BanCorp(a)	205,375	1,357,529
First Busey Corp.	113,154	3,482,880
First Republic Bank	31,500	2,902,410
Fulton Financial Corp.	76,500	1,438,200
Great Southern Bancorp, Inc.	31,213	1,705,790
Hancock Holding Co.	44,500	1,917,950
Hanmi Financial Corp.	24,200	844,580
Hilltop Holdings, Inc.	135,800	4,046,840
Hope Bancorp, Inc.	130,000	2,845,700
Huntington Bancshares, Inc.	230,000	3,040,600
International Bancshares Corp.	141,965	5,792,172
Lakeland Financial Corp.	84,295	3,992,211
LegacyTexas Financial Group, Inc.	100,383	4,322,492
MB Financial, Inc.	67,512	3,188,592
Popular, Inc.	44,500	1,949,990
Prosperity Bancshares, Inc.	41,500	2,978,870
Sandy Spring Bancorp, Inc.	58,982	2,358,690
SVB Financial Group(a)	19,242	3,303,082
Trico Bancshares	40,615	1,388,221
Wintrust Financial Corp.	16,100	1,168,377
Zions Bancorporation	75,500	3,249,520
Total		94,200,179
Capital Markets 2.6%
Arlington Asset Investment Corp., Class A	258,365	3,828,969
E*TRADE Financial Corp.(a)	75,000	2,598,750
Evercore Partners, Inc., Class A	14,000	961,800
KCG Holdings, Inc., Class A(a)	280,600	3,717,950
Lazard Ltd., Class A	57,000	2,342,130
MarketAxess Holdings, Inc.	7,265	1,067,374
Moelis & Co., ADR, Class A	30,000	1,017,000
OM Asset Management PLC	227,958	3,305,391
Piper Jaffray Companies(a)	65,500	4,748,750
SEI Investments Co.	36,729	1,812,944

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016

VARIABLE PORTFOLIO FUNDS

PORTFOLIO OF INVESTMENTS (continued)

Columbia Variable Portfolio — U.S. Equities Fund

December 31, 2016

Common Stocks (continued)

Issuer	Shares	Value ($)
Stifel Financial Corp.(a)	37,500	1,873,125
Virtu Financial, Inc. Class A	106,000	1,690,700
Total		28,964,883
Consumer Finance 0.6%
Nelnet, Inc., Class A	99,065	5,027,549
SLM Corp.(a)	197,000	2,170,940
Total		7,198,489
Diversified Financial Services 0.5%
Cardtronics PLC, Class A(a)	106,500	5,811,705
Insurance 3.2%
Allied World Assurance Co. Holdings AG	20,222	1,086,124
Ambac Financial Group, Inc.(a)	114,600	2,578,500
American Equity Investment Life Holding Co.	256,975	5,792,216
Amtrust Financial Services, Inc.	98,000	2,683,240
Assured Guaranty Ltd.	75,000	2,832,750
Athene Holding Ltd., Class A(a)	51,177	2,455,984
CNO Financial Group, Inc.	94,000	1,800,100
Heritage Insurance Holdings, Inc.	266,365	4,173,940
Maiden Holdings Ltd.	257,600	4,495,120
MBIA, Inc.(a)	142,000	1,519,400
Universal Insurance Holdings, Inc.	195,848	5,562,083
Willis Towers Watson PLC	9,000	1,100,520
Total		36,079,977
Mortgage Real Estate Investment Trusts (REITs) 0.7%
CYS Investments, Inc.	516,540	3,992,854
Invesco Mortgage Capital, Inc.	200,300	2,924,380
Redwood Trust, Inc.	81,300	1,236,573
Total		8,153,807
Thrifts & Mortgage Finance 4.7%
BofI Holding, Inc.(a)	285,710	8,157,020
Essent Group Ltd.(a)	173,500	5,616,195
Flagstar Bancorp, Inc.(a)	253,900	6,840,066
HomeStreet, Inc.(a)	148,750	4,700,500
Meta Financial Group, Inc.	7,400	761,460
MGIC Investment Corp.(a)	875,851	8,924,922
Radian Group, Inc.	371,535	6,680,199
Walker & Dunlop, Inc.(a)	166,280	5,187,936
Washington Federal, Inc.	179,060	6,150,711
Total		53,019,009
Total Financials		233,428,049

Common Stocks (continued)

Issuer	Shares	Value ($)
HEALTH CARE 13.3%
Biotechnology 3.2%
Agios Pharmaceuticals, Inc.(a)	31,855	1,329,309
Alder Biopharmaceuticals, Inc.(a)	68,470	1,424,176
ARIAD Pharmaceuticals, Inc.(a)	240,180	2,987,839
Arrowhead Pharmaceuticals, Inc.(a)	321,585	498,457
bluebird bio, Inc.(a)	27,950	1,724,515
Clovis Oncology, Inc.(a)	27,814	1,235,498
Coherus Biosciences, Inc.(a)	40,045	1,127,267
Dynavax Technologies Corp.(a)	110,315	435,744
Exact Sciences Corp.(a)	125,521	1,676,961
Genomic Health, Inc.(a)	50,341	1,479,522
Halozyme Therapeutics, Inc.(a)	95,780	946,306
Insys Therapeutics, Inc.(a)	140,105	1,288,966
Keryx Biopharmaceuticals, Inc.(a)	437,490	2,563,691
Kite Pharma, Inc.(a)	26,395	1,183,552
Ligand Pharmaceuticals, Inc.(a)	47,549	4,831,454
Puma Biotechnology, Inc.(a)	51,340	1,576,138
Ra Pharmaceuticals, Inc.(a)	60,468	918,509
Repligen Corp.(a)	42,683	1,315,490
Sage Therapeutics, Inc.(a)	25,885	1,321,688
Seattle Genetics, Inc.(a)	17,929	946,113
Spark Therapeutics, Inc.(a)	48,730	2,431,627
TESARO, Inc.(a)	14,545	1,956,012
Ultragenyx Pharmaceutical, Inc.(a)	15,259	1,072,860
Total		36,271,694
Health Care Equipment & Supplies 4.2%
ABIOMED, Inc.(a)	9,741	1,097,616
Analogic Corp.	20,510	1,701,305
Angiodynamics, Inc.(a)	158,900	2,680,643
Endologix, Inc.(a)	221,384	1,266,316
Halyard Health, Inc.(a)	113,900	4,212,022
iRhythm Technologies, Inc.(a)	81,892	2,456,760
LeMaitre Vascular, Inc.	133,945	3,394,166
Masimo Corp.(a)	116,662	7,863,019
Merit Medical Systems, Inc.(a)	78,000	2,067,000
Natus Medical, Inc.(a)	110,380	3,841,224
OraSure Technologies, Inc.(a)	339,400	2,979,932
Orthofix International NV(a)	125,665	4,546,560

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016

VARIABLE PORTFOLIO FUNDS

PORTFOLIO OF INVESTMENTS (continued)

Columbia Variable Portfolio — U.S. Equities Fund

December 31, 2016

Common Stocks (continued)

Issuer	Shares	Value ($)
Teleflex, Inc.	20,000	3,223,000
West Pharmaceutical Services, Inc.	23,016	1,952,447
Wright Medical Group NV(a)	89,000	2,045,220
Zeltiq Aesthetics, Inc.(a)	35,794	1,557,755
Total		46,884,985
Health Care Providers & Services 3.1%
AMN Healthcare Services, Inc.(a)	103,237	3,969,463
Chemed Corp.	25,200	4,042,332
Envision Healthcare Corp.(a)	40,000	2,531,600
HealthSouth Corp.	65,537	2,702,746
Magellan Health, Inc.(a)	58,730	4,419,432
Mednax, Inc.(a)	51,567	3,437,456
Molina Healthcare, Inc.(a)	81,229	4,407,486
Team Health Holdings, Inc.(a)	54,614	2,372,978
Triple-S Management Corp., Class B(a)	165,290	3,421,503
VCA, Inc.(a)	55,542	3,812,958
Total		35,117,954
Health Care Technology 0.4%
Computer Programs & Systems, Inc.	75,056	1,771,322
Evolent Health, Inc., Class A(a)	66,394	982,631
Medidata Solutions, Inc.(a)	37,370	1,856,168
Total		4,610,121
Life Sciences Tools & Services 1.6%
Bio-Techne Corp.	33,218	3,415,807
Cambrex Corp.(a)	39,152	2,112,250
INC Research Holdings, Inc. Class A(a)	100,580	5,290,508
Patheon NV(a)	48,000	1,378,080
Pra Health Sciences, Inc.(a)	88,950	4,902,924
VWR Corp.(a)	45,119	1,129,329
Total		18,228,898
Pharmaceuticals 0.8%
Aerie Pharmaceuticals, Inc.(a)	74,750	2,829,287
Akorn, Inc.(a)	74,037	1,616,228
Impax Laboratories, Inc.(a)	53,300	706,225
Supernus Pharmaceuticals, Inc.(a)	141,835	3,581,334
Total		8,733,074
Total Health Care		149,846,726

Common Stocks (continued)

Issuer	Shares	Value ($)
INDUSTRIALS 14.4%
Aerospace & Defense 1.0%
Astronics Corp.(a)	42,288	1,431,026
Astronics Corp., Class B(a)	6,343	215,028
Curtiss-Wright Corp.	55,700	5,478,652
HEICO Corp., Class A	36,161	2,455,332
Taser International, Inc.(a)	88,734	2,150,912
Total		11,730,950
Air Freight & Logistics 0.3%
Forward Air Corp.	15,700	743,866
XPO Logistics, Inc.(a)	54,000	2,330,640
Total		3,074,506
Airlines 0.8%
Alaska Air Group, Inc.	29,500	2,617,535
Hawaiian Holdings, Inc.(a)	106,450	6,067,650
Total		8,685,185
Building Products 1.6%
Apogee Enterprises, Inc.	31,000	1,660,360
Continental Building Product(a)	189,240	4,371,444
Gibraltar Industries, Inc.(a)	118,500	4,935,525
NCI Building Systems, Inc.(a)	153,200	2,397,580
Universal Forest Products, Inc.	49,320	5,039,518
Total		18,404,427
Commercial Services & Supplies 2.7%
ABM Industries, Inc.	70,000	2,858,800
ACCO Brands Corp.(a)	223,700	2,919,285
Brady Corp., Class A	125,300	4,705,015
Copart, Inc.(a)	34,394	1,905,772
Deluxe Corp.	39,000	2,792,790
Healthcare Services Group, Inc.	30,002	1,175,178
Knoll, Inc.	126,074	3,521,247
Quad/Graphics, Inc.	175,385	4,714,349
Ritchie Bros. Auctioneers, Inc.	51,385	1,747,090
Unifirst Corp.	24,434	3,509,944
Total		29,849,470
Construction & Engineering 1.2%
Argan, Inc.	65,600	4,628,080
EMCOR Group, Inc.	15,845	1,121,192
Granite Construction, Inc.	40,000	2,200,000

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016

VARIABLE PORTFOLIO FUNDS

PORTFOLIO OF INVESTMENTS (continued)

Columbia Variable Portfolio — U.S. Equities Fund

December 31, 2016

Common Stocks (continued)

Issuer	Shares	Value ($)
Jacobs Engineering Group, Inc.(a)	42,000	2,394,000
MasTec, Inc.(a)	71,500	2,734,875
Total		13,078,147
Electrical Equipment 0.5%
EnerSys	77,515	6,053,921
Machinery 3.6%
Barnes Group, Inc.	60,000	2,845,200
Energy Recovery, Inc.(a)	416,500	4,310,775
ESCO Technologies, Inc.	21,796	1,234,743
Global Brass & Copper Holdings, Inc.	132,500	4,544,750
Greenbrier Companies, Inc. (The)	127,800	5,310,090
Kennametal, Inc.	51,000	1,594,260
Lydall, Inc.(a)	13,700	847,345
Middleby Corp. (The)(a)	11,501	1,481,444
Mueller Industries, Inc.	72,800	2,909,088
Nordson Corp.	18,752	2,101,162
Oshkosh Corp.	57,833	3,736,590
Toro Co. (The)	86,820	4,857,579
Wabash National Corp.(a)	322,730	5,105,589
Total		40,878,615
Professional Services 1.1%
Huron Consulting Group, Inc.(a)	76,100	3,854,465
ICF International, Inc.(a)	24,756	1,366,531
RPX Corp.(a)	373,765	4,036,662
Wageworks, Inc.(a)	49,344	3,577,440
Total		12,835,098
Road & Rail 0.6%
ArcBest Corp.	151,080	4,177,362
Swift Transportation Co.(a)	90,000	2,192,400
Total		6,369,762
Trading Companies & Distributors 1.0%
Applied Industrial Technologies, Inc.	95,085	5,648,049
Beacon Roofing Supply, Inc.(a)	45,000	2,073,150
Neff Corp. Class A(a)	120,000	1,692,000
Watsco, Inc.	14,011	2,075,309
Total		11,488,508
Total Industrials		162,448,589
Common Stocks (continued)

Issuer	Shares	Value ($)
INFORMATION TECHNOLOGY 15.2%
Communications Equipment 0.4%
Finisar Corp.(a)	30,000	908,100
NETGEAR, Inc.(a)	15,850	861,447
Oclaro, Inc.(a)	230,000	2,058,500
Total		3,828,047
Electronic Equipment, Instruments & Components 3.2%
Benchmark Electronics, Inc.(a)	190,200	5,801,100
Fabrinet(a)	35,000	1,410,500
Insight Enterprises, Inc.(a)	11,675	472,137
IPG Photonics Corp.(a)	21,843	2,156,123
Methode Electronics, Inc.	100,400	4,151,540
Rogers Corp.(a)	54,400	4,178,464
Sanmina Corp.(a)	167,765	6,148,587
Scansource, Inc.(a)	63,500	2,562,225
TTM Technologies, Inc.(a)	330,900	4,510,167
Vishay Intertechnology, Inc.	304,200	4,928,040
Total		36,318,883
Internet Software & Services 2.7%
Bankrate, Inc.(a)	78,500	867,425
CoStar Group, Inc.(a)	19,200	3,619,008
EarthLink Holdings Corp.	671,150	3,785,286
j2 Global, Inc.	126,996	10,388,273
LogMeIn, Inc.	1,915	184,893
Mimecast Ltd.(a)	93,343	1,670,840
NIC, Inc.	97,426	2,328,481
Nutanix, Inc., Class A(a)	40,000	1,062,400
Q2 Holdings, Inc.(a)	43,116	1,243,897
RetailMeNot, Inc.(a)	397,591	3,697,596
SPS Commerce, Inc.(a)	21,044	1,470,765
Total		30,318,864
IT Services 2.6%
Booz Allen Hamilton Holdings Corp.	59,500	2,146,165
Convergys Corp.	145,000	3,561,200
CoreLogic, Inc.(a)	28,631	1,054,480
CSG Systems International, Inc.	98,450	4,764,980
EVERTEC, Inc.	263,705	4,680,764
ExlService Holdings, Inc.(a)	21,927	1,105,998
MAXIMUS, Inc.	53,308	2,974,053

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016

VARIABLE PORTFOLIO FUNDS

PORTFOLIO OF INVESTMENTS (continued)

Columbia Variable Portfolio — U.S. Equities Fund

December 31, 2016

Common Stocks (continued)

Issuer	Shares	Value ($)
Science Applications International Corp.	15,000	1,272,000
Sykes Enterprises, Inc.(a)	57,300	1,653,678
Travelport Worldwide Ltd.	104,500	1,473,450
Unisys Corp.(a)	178,100	2,662,595
WNS Holdings Ltd., ADR(a)	61,124	1,683,966
Total		29,033,329
Semiconductors & Semiconductor Equipment 3.4%
Amkor Technology, Inc.(a)	437,770	4,618,474
Cirrus Logic, Inc.(a)	44,000	2,487,760
Cypress Semiconductor Corp.	165,000	1,887,600
Diodes, Inc.(a)	60,925	1,563,945
Entegris, Inc.(a)	274,300	4,909,970
Kulicke & Soffa Industries, Inc.(a)	142,000	2,264,900
Marvell Technology Group Ltd.	140,000	1,941,800
Monolithic Power Systems, Inc.	33,128	2,714,177
ON Semiconductor Corp.(a)	177,000	2,258,520
Qorvo, Inc.(a)	37,000	1,951,010
Semtech Corp.(a)	118,200	3,729,210
Silicon Laboratories, Inc.(a)	13,950	906,750
Synaptics, Inc.(a)	89,385	4,789,248
Xcerra Corp.(a)	352,411	2,692,420
Total		38,715,784
Software 2.9%
ANSYS, Inc.(a)	40,845	3,777,754
Apptio, Inc., Class A(a)	57,139	1,058,786
Aspen Technology, Inc.(a)	97,705	5,342,509
Blackline, Inc.(a)	39,508	1,091,606
CommVault Systems, Inc.(a)	67,800	3,484,920
Ebix, Inc.	13,500	770,175
Guidewire Software, Inc.(a)	22,223	1,096,261
Manhattan Associates, Inc.(a)	39,426	2,090,761
Mentor Graphics Corp.	84,875	3,131,039
Progress Software Corp.	67,300	2,148,889
Qualys, Inc.(a)	144,191	4,563,645
Take-Two Interactive Software, Inc.(a)	28,000	1,380,120
Tyler Technologies, Inc.(a)	7,681	1,096,616
VASCO Data Security International, Inc.(a)	86,000	1,173,900
Total		32,206,981

Common Stocks (continued)

Issuer	Shares	Value ($)
Technology Hardware, Storage & Peripherals — %
Super Micro Computer, Inc.(a)	11,100	311,355
Total Information Technology		170,733,243
MATERIALS 4.2%
Chemicals 2.8%
Albemarle Corp.	33,000	2,840,640
Cabot Corp.	28,944	1,462,830
Ferro Corp.(a)	305,400	4,376,382
Huntsman Corp.	127,000	2,423,160
Innophos Holdings, Inc.	13,300	695,058
Innospec, Inc.	82,625	5,659,812
Olin Corp.	76,500	1,959,165
Orion Engineered Carbons SA	77,000	1,451,450
Rayonier Advanced Materials, Inc.	337,100	5,211,566
Trinseo SA	88,700	5,259,910
Total		31,339,973
Containers & Packaging 0.2%
Greif, Inc., Class A	46,900	2,406,439
Metals & Mining 1.0%
Carpenter Technology Corp.	15,600	564,252
Materion Corp.	44,855	1,776,258
Schnitzer Steel Industries, Inc., Class A	180,400	4,636,280
Steel Dynamics, Inc.	66,000	2,348,280
United States Steel Corp.	47,500	1,567,975
Total		10,893,045
Paper & Forest Products 0.2%
KapStone Paper and Packaging Corp.	90,500	1,995,525
Total Materials		46,634,982
REAL ESTATE 7.5%
Equity Real Estate Investment Trusts (REITs) 7.2%
Alexandria Real Estate Equities, Inc.	24,000	2,667,120
American Assets Trust, Inc.	55,000	2,369,400
Ashford Hospitality Prime, Inc.	66,400	906,360
CBL & Associates Properties, Inc.	446,400	5,133,600
Chesapeake Lodging Trust	97,000	2,508,420
CorEnergy Infrastructure Trust, Inc.	70,094	2,444,879
Coresite Realty Corp.	49,180	3,903,417
DuPont Fabros Technology, Inc.	114,000	5,008,020

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016

VARIABLE PORTFOLIO FUNDS

PORTFOLIO OF INVESTMENTS (continued)

Columbia Variable Portfolio — U.S. Equities Fund

December 31, 2016

Common Stocks (continued)

Issuer	Shares	Value ($)
First Industrial Realty Trust, Inc.	88,000	2,468,400
Highwoods Properties, Inc.	55,000	2,805,550
Hospitality Properties Trust	62,000	1,967,880
Hudson Pacific Properties, Inc.	57,000	1,982,460
Lexington Realty Trust	495,000	5,346,000
Mack-Cali Realty Corp.	80,500	2,336,110
Mid-America Apartment Communities, Inc.	18,400	1,801,728
PS Business Parks, Inc.	66,425	7,739,841
QTS Realty Trust Inc., Class A	46,000	2,283,900
RLJ Lodging Trust	73,800	1,807,362
Ryman Hospitality Properties, Inc.	78,765	4,962,983
Select Income REIT	154,000	3,880,800
STAG Industrial, Inc.	31,900	761,453
Summit Hotel Properties, Inc.	345,205	5,533,636
Sun Communities, Inc.	22,700	1,739,047
Tanger Factory Outlet Centers, Inc.	57,000	2,039,460
UMH Properties, Inc.	124,928	1,880,166
Washington Prime Group, Inc.	490,100	5,101,941
Total		81,379,933
Real Estate Management & Development 0.3%
Colliers International Group, Inc.	41,322	1,518,583
FirstService Corp.	36,031	1,710,752
Total		3,229,335
Total Real Estate		84,609,268
TELECOMMUNICATION SERVICES 0.6%
Diversified Telecommunication Services 0.6%
General Communication, Inc., Class A(a)	213,045	4,143,725
Windstream Holdings, Inc.	344,400	2,524,452
Total		6,668,177
Total Telecommunication Services		6,668,177
UTILITIES 3.0%
Electric Utilities 0.4%
IDACORP, Inc.	15,575	1,254,566
Pinnacle West Capital Corp.	36,000	2,809,080
Portland General Electric Co.	3,400	147,322
Total		4,210,968

Common Stocks (continued)

Issuer	Shares	Value ($)
Gas Utilities 1.6%
Chesapeake Utilities Corp.	60,230	4,032,398
New Jersey Resources Corp.	53,000	1,881,500
Northwest Natural Gas Co.	42,100	2,517,580
South Jersey Industries, Inc.	72,000	2,425,680
Southwest Gas Corp.	100,195	7,676,941
Total		18,534,099
Independent Power and Renewable Electricity Producers 0.3%
Ormat Technologies, Inc.	62,300	3,340,526
Multi-Utilities 0.2%
CMS Energy Corp.	45,000	1,872,900
Water Utilities 0.5%
SJW Corp.	95,675	5,355,887
Total Utilities		33,314,380
Total Common Stocks (Cost: $961,377,576)		1,114,591,214

Money Market Funds 1.4%

	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.594%(b)(c)	15,973,478	15,973,478
Total Money Market Funds (Cost: $15,973,719)		15,973,478
Total Investments (Cost: $977,351,295)		1,130,564,692
Other Assets & Liabilities, Net		(5,117,776)
Net Assets		1,125,446,916

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016

VARIABLE PORTFOLIO FUNDS

PORTFOLIO OF INVESTMENTS (continued)

Columbia Variable Portfolio — U.S. Equities Fund

December 31, 2016

At December 31, 2016, cash totaling $188,100 was pledged as collateral.

Investments in Derivatives

Futures Contracts Outstanding at December 31, 2016

Long Futures Contracts Outstanding

Contract Description	Number of Contracts	Trading Currency	Notional Market Value ($)	Expiration Date	Unrealized Appreciation ($)	Unrealized (Depreciation) ($)
Russell 2000 Mini	57	USD	3,867,165	03/2017	—	(86,450)

Notes to Portfolio of Investments

(a)  Non-income producing investment.

(b)  The rate shown is the seven-day current annualized yield at December 31, 2016.

(c)  As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company's outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended December 31, 2016 are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds From Sales ($)	Realized Gain (Loss) ($)	Ending Cost ($)	Dividends — Affiliated Issuers ($)	Value ($)
Columbia Short-Term Cash Fund	45,427,393	622,216,400	(651,670,117)	43	15,973,719	117,637	15,973,478

Abbreviation Legend

ADR  American Depositary Receipt

Currency Legend

USD  US Dollar

Fair Value Measurements

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset's or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>  Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>  Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>  Level 3 — Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016

VARIABLE PORTFOLIO FUNDS

PORTFOLIO OF INVESTMENTS (continued)

Columbia Variable Portfolio — U.S. Equities Fund

December 31, 2016

Fair Value Measurements (continued)

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Certain investments that have been measured at fair value using the net asset value (NAV) per share (or its equivalent) are not categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to reconcile the fair value hierarchy to the amounts presented in the Portfolio of Investments. The Columbia Short-Term Cash Fund seeks to provide shareholders with maximum current income consistent with liquidity and stability of principal. Columbia Short-Term Cash Fund prices its shares with a floating NAV and no longer seeks to maintain a stable NAV.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund's Board of Trustees (the Board), the Investment Manager's Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager's organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016

VARIABLE PORTFOLIO FUNDS

PORTFOLIO OF INVESTMENTS (continued)

Columbia Variable Portfolio — U.S. Equities Fund

December 31, 2016

Fair Value Measurements (continued)

The following table is a summary of the inputs used to value the Fund's investments at December 31, 2016:

	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Investments
Common Stocks
Consumer Discretionary	146,232,132	—	—	146,232,132
Consumer Staples	32,636,915	—	—	32,636,915
Energy	48,038,753	—	—	48,038,753
Financials	233,428,049	—	—	233,428,049
Health Care	149,846,726	—	—	149,846,726
Industrials	162,233,561	215,028	—	162,448,589
Information Technology	170,733,243	—	—	170,733,243
Materials	46,634,982	—	—	46,634,982
Real Estate	84,609,268	—	—	84,609,268
Telecommunication Services	6,668,177	—	—	6,668,177
Utilities	33,314,380	—	—	33,314,380
Total Common Stocks	1,114,376,186	215,028	—	1,114,591,214
Investments measured at net asset value
Money Market Funds	—	—	—	15,973,478
Total Investments	1,114,376,186	215,028	—	1,130,564,692
Derivatives
Liabilities
Futures Contracts	(86,450)	—	—	(86,450)
Total	1,114,289,736	215,028	—	1,130,478,242

See the Portfolio of Investments for all investment classifications not indicated in the table.

The Fund's assets assigned to the Level 2 input category are generally valued using the market approach, in which a security's value is determined through reference to prices and information from market transactions for similar or identical assets.

Derivative instruments are valued at unrealized appreciation (depreciation).

There were no transfers of financial assets between levels during the period.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016

VARIABLE PORTFOLIO FUNDS

PORTFOLIO OF INVESTMENTS

Variable Portfolio — American Century Diversified Bond Fund

December 31, 2016

(Percentages represent value of investments compared to net assets)

Corporate Bonds & Notes(a) 38.6%

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
AEROSPACE & DEFENSE 0.3%
Boeing Co. (The) 10/30/22	2.200%	2,460,000	2,415,543
Harris Corp. 04/27/20	2.700%	810,000	809,109
Lockheed Martin Corp. 01/15/26	3.550%	1,600,000	1,634,739
03/01/45	3.800%	1,520,000	1,439,470
Oshkosh Corp. 03/01/22	5.375%	4,260,000	4,430,400
Total			10,729,261
AIRLINES 0.1%
United Airlines, Inc. Pass-Through Trust 09/03/22	4.625%	2,712,681	2,760,153
APARTMENT REIT 0.1%
Essex Portfolio LP 08/15/22	3.625%	1,590,000	1,619,715
05/01/23	3.250%	2,205,000	2,196,769
Total			3,816,484
AUTOMOTIVE 1.5%
Daimler Finance North America LLC(b) 01/11/18	1.875%	4,010,000	4,015,474
Ford Motor Credit Co. LLC 05/15/18	5.000%	8,940,000	9,290,716
01/15/20	8.125%	1,600,000	1,845,090
08/02/21	5.875%	5,150,000	5,687,495
General Motors Co. 04/01/35	5.000%	2,950,000	2,876,613
General Motors Financial Co., Inc. 05/15/18	3.250%	5,720,000	5,794,944
01/15/19	3.100%	1,380,000	1,394,646
07/06/21	3.200%	1,970,000	1,953,564
03/01/26	5.250%	3,730,000	3,918,331
Jaguar Land Rover Automotive PLC(b) 12/15/18	4.125%	3,340,000	3,431,850
03/15/20	3.500%	2,000,000	2,022,822
Nemak SAB de CV(b) 02/28/23	5.500%	1,700,000	1,687,250
Schaeffler Finance BV(b) 05/15/21	4.250%	4,537,000	4,627,740
Tenneco, Inc. 07/15/26	5.000%	4,360,000	4,278,250
ZF North America Capital, Inc.(b) 04/29/20	4.000%	6,500,000	6,760,000
Total			59,584,785

Corporate Bonds & Notes(a) (continued)

Issuer	Coupon Rate	Principal Amount ($)		Value ($)
BANKING 8.4%
Ally Financial, Inc. 05/21/18	3.600%		4,836,000	4,872,270
03/30/25	4.625%		4,000,000	3,940,000
American Express Centurion Bank 09/13/17	6.000%		1,500,000	1,546,371
American Express Credit Corp. 09/14/20	2.600%		1,495,000	1,507,497
BB&T Corp. Subordinated 09/16/25	3.625%		1,493,000	1,516,760
10/30/26	3.800%		1,650,000	1,696,098
BBVA Bancomer SA Subordinated(b) 09/30/22	6.750%		7,000,000	7,630,000
BNP Paribas SA(b) Subordinated 09/28/25	4.375%		1,600,000	1,580,877
BNP Paribas SA(b)(c) Subordinated 10/14/27	2.625%	EUR	1,500,000	1,618,864
BPCE SA Subordinated(b) 07/21/24	5.150%		2,960,000	3,009,154
Bank of America Corp. 07/01/20	5.625%		2,670,000	2,936,090
01/24/22	5.700%		6,910,000	7,761,575
01/21/44	5.000%		2,130,000	2,332,548
Subordinated 08/26/24	4.200%		9,620,000	9,799,932
01/22/25	4.000%		1,750,000	1,752,198
Bank of America NA Subordinated 03/15/17	5.300%		4,145,000	4,177,103
10/15/36	6.000%		1,570,000	1,894,164
Banque Fédérative du Crédit Mutuel SA(b) 04/12/19	2.000%		2,540,000	2,529,647
Barclays Bank PLC Subordinated 10/14/20	5.140%		1,030,000	1,087,788
Barclays Bank PLC(b) Subordinated 01/14/21	6.000%	EUR	2,000,000	2,440,248
Barclays Bank PLC(c) Subordinated 01/16/23	6.750%	GBP	3,400,000	4,364,378
Barclays PLC 01/12/26	4.375%		1,500,000	1,521,609

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016

VARIABLE PORTFOLIO FUNDS

PORTFOLIO OF INVESTMENTS (continued)

Variable Portfolio — American Century Diversified Bond Fund

December 31, 2016

Corporate Bonds & Notes(a) (continued)

Issuer	Coupon Rate	Principal Amount ($)		Value ($)
Capital One Bank USA NA 06/05/19	2.300%		1,490,000	1,495,507
Subordinated 02/15/23	3.375%		2,680,000	2,654,840
Capital One Financial Corp. Subordinated 10/29/25	4.200%		4,415,000	4,429,684
Capital One NA 08/17/18	2.350%		3,500,000	3,520,104
Citigroup, Inc. 05/01/18	1.750%		13,150,000	13,121,977
04/08/19	2.550%		2,200,000	2,217,912
01/14/22	4.500%		4,200,000	4,478,208
Subordinated 09/29/27	4.450%		15,110,000	15,417,745
Commerzbank AG(b) Subordinated 09/19/23	8.125%		1,490,000	1,673,866
03/23/26	4.000%	EUR	3,660,000	3,955,302
Cooperatieve Rabobank UA 02/08/22	3.875%		3,590,000	3,790,372
Subordinated 11/09/22	3.950%		1,000,000	1,028,719
Cooperatieve Rabobank UA(b) Subordinated 09/14/22	4.125%	EUR	3,000,000	3,634,644
Credit Agricole SA Subordinated 12/18/23	7.375%	GBP	3,100,000	4,895,457
Credit Suisse Group Funding Guernsey Ltd. 04/16/21	3.450%		3,420,000	3,441,587
05/15/45	4.875%		1,000,000	1,026,474
Danske Bank A/S Subordinated(b)(c) 05/19/26	2.750%	EUR	3,500,000	3,923,592
Discover Bank 02/21/18	2.000%		3,874,000	3,873,295
07/27/26	3.450%		3,920,000	3,785,195
Fifth Third Bancorp Subordinated 01/16/24	4.300%		2,710,000	2,783,604
Fifth Third Bank 10/01/21	2.875%		2,230,000	2,251,424
Finansbank AS(b) 04/30/19	6.250%		6,900,000	7,116,936
Goldman Sachs Group, Inc. (The) 12/13/19	2.300%		9,240,000	9,229,513
03/15/20	5.375%		7,570,000	8,213,344
09/15/20	2.750%		1,530,000	1,536,610
01/24/22	5.750%		3,100,000	3,485,066
03/03/24	4.000%		2,870,000	2,977,393

Corporate Bonds & Notes(a) (continued)

Issuer	Coupon Rate	Principal Amount ($)		Value ($)
01/23/25	3.500%		3,640,000	3,591,781
11/16/26	3.500%		1,300,000	1,270,080
07/08/44	4.800%		4,730,000	4,967,380
Subordinated 10/21/25	4.250%		2,040,000	2,071,114
05/22/45	5.150%		1,750,000	1,835,710
HBOS PLC Subordinated(b) 05/21/18	6.750%		2,280,000	2,404,253
HSBC Bank PLC Subordinated(b) 07/07/23	6.500%	GBP	1,500,000	2,272,417
HSBC Bank USA NA Subordinated 11/01/34	5.875%		820,000	954,669
HSBC Holdings PLC 03/08/26	4.300%		6,000,000	6,221,202
Subordinated 11/23/26	4.375%		4,090,000	4,120,364
Intesa Sanpaolo SpA Subordinated(b) 06/26/24	5.017%		4,080,000	3,770,675
JPMorgan Chase & Co. 03/01/21	2.550%		1,770,000	1,764,437
05/10/21	4.625%		7,100,000	7,644,783
09/23/22	3.250%		3,280,000	3,317,031
01/23/25	3.125%		7,500,000	7,331,662
Subordinated 09/10/24	3.875%		5,470,000	5,534,748
06/01/45	4.950%		2,400,000	2,563,769
KeyBank NA Subordinated 05/20/26	3.400%		1,250,000	1,213,576
KeyCorp 12/13/18	2.300%		3,440,000	3,460,499
Morgan Stanley 04/01/18	6.625%		8,950,000	9,464,876
09/23/19	5.625%		5,390,000	5,832,190
04/21/21	2.500%		2,350,000	2,324,451
10/23/24	3.700%		2,710,000	2,742,282
Subordinated 11/24/25	5.000%		15,450,000	16,505,034
PNC Bank NA Subordinated 12/07/17	6.000%		4,680,000	4,861,986
07/25/23	3.800%		1,750,000	1,811,467
Regions Bank Subordinated 06/26/37	6.450%		2,000,000	2,252,256
Santander Issuances SAU Subordinated(b) 03/18/25	2.500%	EUR	8,000,000	8,269,285

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016

VARIABLE PORTFOLIO FUNDS

PORTFOLIO OF INVESTMENTS (continued)

Variable Portfolio — American Century Diversified Bond Fund

December 31, 2016

Corporate Bonds & Notes(a) (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
SunTrust Bank Subordinated 05/15/26	3.300%	1,500,000	1,447,792
Synchrony Financial 01/15/19	2.600%	4,130,000	4,150,890
08/15/19	3.000%	1,100,000	1,114,255
U.S. Bancorp 03/15/22	3.000%	960,000	978,778
Subordinated 09/11/24	3.600%	630,000	642,015
UBS Group Funding Jersey Ltd.(b) 09/24/25	4.125%	1,720,000	1,746,825
US Bank NA 01/27/25	2.800%	2,390,000	2,332,308
Wells Fargo & Co. 07/22/20	2.600%	5,390,000	5,423,235
09/29/25	3.550%	4,890,000	4,881,897
Subordinated 08/15/23	4.125%	1,300,000	1,345,135
06/03/26	4.100%	1,750,000	1,773,081
01/15/44	5.606%	2,861,000	3,241,630
11/04/44	4.650%	2,295,000	2,258,810
Total			343,184,169
BROKERAGE/ASSET MANAGERS/EXCHANGES —%
Jefferies Group LLC 04/13/18	5.125%	1,870,000	1,932,920
BUILDING MATERIALS 0.2%
Masco Corp. 04/01/25	4.450%	6,250,000	6,343,750
04/01/26	4.375%	1,000,000	1,010,000
Owens Corning 12/15/22	4.200%	2,185,000	2,269,199
Total			9,622,949
CABLE AND SATELLITE 1.3%
CCO Holdings LLC/Capital Corp. 09/30/22	5.250%	6,110,000	6,323,850
Charter Communication Operating LLC/Capital 10/23/45	6.484%	1,000,000	1,156,079
Charter Communications Operating LLC/Capital 07/23/25	4.908%	11,070,000	11,667,005
Comcast Corp. 03/01/26	3.150%	1,550,000	1,529,343
08/15/35	4.400%	1,650,000	1,726,128
11/15/35	6.500%	178,000	227,943
05/15/38	6.400%	4,910,000	6,294,178
03/01/44	4.750%	808,000	866,600

Corporate Bonds & Notes(a) (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
DISH DBS Corp. 07/15/17	4.625%	2,040,000	2,062,950
NBCUniversal Media LLC 04/01/21	4.375%	5,420,000	5,855,329
01/15/23	2.875%	1,510,000	1,506,456
Sirius XM Radio, Inc.(b) 07/15/24	6.000%	1,900,000	1,985,500
04/15/25	5.375%	4,000,000	3,990,000
Time Warner Cable LLC 07/01/18	6.750%	1,570,000	1,676,163
09/01/41	5.500%	730,000	742,126
09/15/42	4.500%	960,000	869,430
Virgin Media Secured Finance PLC(b) 01/15/26	5.250%	5,400,000	5,332,500
Total			53,811,580
CHEMICALS 0.3%
Ashland LLC(c) 08/15/22	4.750%	3,110,000	3,226,625
Dow Chemical Co. (The) 11/15/20	4.250%	836,000	885,391
Eastman Chemical Co. 08/15/22	3.600%	1,420,000	1,456,066
LyondellBasell Industries NV 04/15/19	5.000%	3,380,000	3,571,484
02/26/55	4.625%	1,800,000	1,672,639
Mosaic Co. (The) 11/15/43	5.625%	1,610,000	1,551,549
Total			12,363,754
CONSTRUCTION MACHINERY 0.3%
Caterpillar Financial Services Corp. 06/01/22	2.850%	2,890,000	2,895,734
John Deere Capital Corp. 10/15/21	3.150%	1,250,000	1,282,248
United Rentals North America, Inc. 07/15/23	4.625%	3,300,000	3,366,000
11/15/24	5.750%	3,780,000	3,969,000
Total			11,512,982
CONSUMER PRODUCTS 0.3%
Newell Brands, Inc. 11/15/23	5.000%	2,000,000	2,130,000
04/01/46	5.500%	2,280,000	2,617,499
Newell, Inc. 04/01/26	4.200%	2,820,000	2,943,460
Spectrum Brands, Inc. 07/15/25	5.750%	5,810,000	6,027,875
Total			13,718,834

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016

VARIABLE PORTFOLIO FUNDS

PORTFOLIO OF INVESTMENTS (continued)

Variable Portfolio — American Century Diversified Bond Fund

December 31, 2016

Corporate Bonds & Notes(a) (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
DIVERSIFIED MANUFACTURING 0.4%
General Electric Co. 10/17/21	4.650%	5,134,000	5,631,690
10/09/22	2.700%	3,900,000	3,899,278
10/09/42	4.125%	2,160,000	2,179,118
United Technologies Corp. 04/15/40	5.700%	1,420,000	1,735,787
11/01/46	3.750%	1,800,000	1,713,037
Total			15,158,910
ELECTRIC 2.0%
AES Corp. (The) 05/15/23	4.875%	2,000,000	1,975,400
05/15/26	6.000%	2,250,000	2,283,750
AES Gener SA(b) 07/14/25	5.000%	3,000,000	2,972,967
CMS Energy Corp. 06/15/19	8.750%	3,330,000	3,846,087
Calpine Corp. 01/15/25	5.750%	4,990,000	4,815,350
Calpine Corp.(b) 01/15/24	5.875%	1,500,000	1,563,750
CenterPoint Energy Houston Electric LLC 08/01/42	3.550%	760,000	714,917
Consolidated Edison Co. of New York, Inc. 03/01/43	3.950%	2,290,000	2,216,397
Constellation Energy Group, Inc. 12/01/20	5.150%	2,020,000	2,183,753
Covanta Holding Corp. 03/01/24	5.875%	3,540,000	3,407,250
Dominion Resources, Inc. 06/15/18	6.400%	1,880,000	1,993,890
09/15/22	2.750%	2,630,000	2,588,112
12/01/24	3.625%	1,820,000	1,831,388
10/01/25	3.900%	3,000,000	3,062,829
08/01/41	4.900%	2,050,000	2,151,957
Duke Energy Corp. 09/15/21	3.550%	2,860,000	2,960,498
Duke Energy Florida LLC 09/15/37	6.350%	1,170,000	1,507,650
11/15/42	3.850%	2,830,000	2,713,735
Duke Energy Progress LLC 08/15/25	3.250%	1,570,000	1,594,246
12/01/44	4.150%	1,565,000	1,554,846
Edison International 09/15/17	3.750%	1,730,000	1,756,953
Exelon Corp. 04/15/46	4.450%	1,510,000	1,478,178

Corporate Bonds & Notes(a) (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Exelon Generation Co. LLC 06/15/22	4.250%	900,000	931,554
06/15/42	5.600%	760,000	703,649
FirstEnergy Corp. 03/15/18	2.750%	930,000	938,448
03/15/23	4.250%	6,480,000	6,698,992
Florida Power & Light Co. 02/01/42	4.125%	3,380,000	3,466,900
Georgia Power Co. 03/15/42	4.300%	700,000	708,357
IPALCO Enterprises, Inc. 05/01/18	5.000%	2,521,000	2,602,933
07/15/20	3.450%	3,270,000	3,327,225
MidAmerican Energy Co. 10/15/44	4.400%	2,790,000	2,963,555
NextEra Energy Capital Holdings, Inc.(c) 09/01/67	7.300%	3,060,000	3,056,940
Pacific Gas & Electric Co. 12/01/46	4.000%	1,675,000	1,651,908
Potomac Electric Power Co. 03/15/24	3.600%	1,550,000	1,602,610
Progress Energy, Inc. 04/01/22	3.150%	900,000	908,136
Southern Power Co. 09/15/41	5.150%	500,000	503,548
Xcel Energy, Inc. 12/01/26	3.350%	1,210,000	1,211,004
09/15/41	4.800%	820,000	873,713
Total			83,323,375
ENVIRONMENTAL 0.2%
Republic Services, Inc. 06/01/22	3.550%	3,200,000	3,319,987
Waste Management, Inc. 06/30/20	4.750%	2,890,000	3,115,345
03/01/45	4.100%	2,222,000	2,199,053
Total			8,634,385
FINANCE COMPANIES 0.8%
AerCap Ireland Capital Ltd./Global Aviation Trust 05/15/19	3.750%	7,340,000	7,477,625
CIT Group, Inc. 08/15/17	4.250%	4,710,000	4,774,762
08/15/22	5.000%	2,930,000	3,054,525
GE Capital International Funding Co. Unlimited Co. 11/15/20	2.342%	15,671,000	15,663,525
International Lease Finance Corp. 05/15/19	6.250%	1,800,000	1,935,000
Total			32,905,437

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016

VARIABLE PORTFOLIO FUNDS

PORTFOLIO OF INVESTMENTS (continued)

Variable Portfolio — American Century Diversified Bond Fund

December 31, 2016

Corporate Bonds & Notes(a) (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
FOOD AND BEVERAGE 1.0%
Anheuser-Busch InBev Finance, Inc. 02/01/23	3.300%	4,870,000	4,956,355
02/01/26	3.650%	4,710,000	4,781,545
02/01/46	4.900%	5,550,000	5,998,828
Anheuser-Busch InBev Worldwide, Inc. 01/15/19	7.750%	3,000,000	3,341,604
07/15/22	2.500%	2,280,000	2,243,990
Constellation Brands, Inc. 11/15/19	3.875%	5,500,000	5,692,775
JBS Investments GmbH(b) 04/03/24	7.250%	5,500,000	5,747,500
Kraft Heinz Foods Co. 07/15/25	3.950%	2,245,000	2,274,263
07/15/45	5.200%	1,750,000	1,831,921
06/01/46	4.375%	1,870,000	1,759,631
Molson Coors Brewing Co. 07/15/26	3.000%	1,970,000	1,862,265
Sysco Corp. 07/15/26	3.300%	1,380,000	1,354,237
Total			41,844,914
GAMING 0.2%
GLP Capital LP/Financing II, Inc. 11/01/20	4.875%	5,930,000	6,226,500
HEALTH CARE 1.4%
Abbott Laboratories 11/30/26	3.750%	3,930,000	3,902,848
Ascension Health Alliance 11/15/46	3.945%	600,000	572,891
Becton Dickinson and Co. 12/15/24	3.734%	5,390,000	5,511,933
CHS/Community Health Systems, Inc. 08/15/18	5.125%	1,113,000	1,090,740
Catholic Health Initiatives 11/01/22	2.950%	1,425,000	1,382,727
DaVita, Inc. 07/15/24	5.125%	4,480,000	4,468,800
Express Scripts Holding Co. 02/25/26	4.500%	2,980,000	3,067,829
03/01/27	3.400%	1,140,000	1,068,079
Fresenius Medical Care US Finance II, Inc.(b) 10/15/20	4.125%	1,000,000	1,035,000
HCA, Inc. 03/15/19	3.750%	7,020,000	7,213,050
03/15/24	5.000%	1,000,000	1,028,750
02/01/25	5.375%	2,100,000	2,105,250

Corporate Bonds & Notes(a) (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Medtronic, Inc. 03/15/20	2.500%	2,300,000	2,325,739
03/15/25	3.500%	2,860,000	2,944,982
03/15/35	4.375%	2,680,000	2,835,247
NYU Hospitals Center 07/01/42	4.428%	1,000,000	955,876
St. Jude Medical, Inc. 09/15/18	2.000%	1,410,000	1,411,989
Tenet Healthcare Corp. 03/01/19	5.000%	3,000,000	2,925,000
10/01/21	4.375%	2,500,000	2,478,125
Thermo Fisher Scientific, Inc. 08/15/21	3.600%	3,590,000	3,710,312
02/15/22	3.300%	896,000	910,312
02/01/44	5.300%	1,470,000	1,644,709
Universal Health Services, Inc.(b) 08/01/19	3.750%	1,000,000	1,005,000
08/01/22	4.750%	2,000,000	2,025,000
Zimmer Biomet Holdings, Inc. 04/01/20	2.700%	1,740,000	1,740,087
Total			59,360,275
HEALTHCARE INSURANCE 0.3%
Aetna, Inc. 11/15/22	2.750%	2,010,000	1,974,616
06/15/46	4.375%	1,850,000	1,857,672
UnitedHealth Group, Inc. 12/15/21	2.875%	2,110,000	2,138,793
03/15/22	2.875%	3,600,000	3,646,055
07/15/25	3.750%	1,860,000	1,925,535
Total			11,542,671
HEALTHCARE REIT —%
Welltower, Inc. 03/15/23	3.750%	1,440,000	1,468,953
HOME CONSTRUCTION 0.5%
D.R. Horton, Inc. 02/15/18	3.625%	3,400,000	3,434,000
08/15/23	5.750%	1,100,000	1,179,750
Lennar Corp. 12/15/17	4.750%	2,150,000	2,182,250
04/01/21	4.750%	5,205,000	5,374,162
05/30/25	4.750%	800,000	780,000
MDC Holdings, Inc. 01/15/24	5.500%	2,330,000	2,405,725
TRI Pointe Group, Inc./Homes 06/15/19	4.375%	3,540,000	3,601,950
06/15/24	5.875%	2,600,000	2,678,000
Toll Brothers Finance Corp. 11/01/19	6.750%	675,000	739,125
Total			22,374,962

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016

VARIABLE PORTFOLIO FUNDS

PORTFOLIO OF INVESTMENTS (continued)

Variable Portfolio — American Century Diversified Bond Fund

December 31, 2016

Corporate Bonds & Notes(a) (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
INDEPENDENT ENERGY 1.3%
Anadarko Petroleum Corp. 03/15/26	5.550%	2,710,000	3,033,195
09/15/36	6.450%	1,610,000	1,916,167
Antero Resources Corp. 12/01/22	5.125%	4,717,000	4,764,170
Apache Corp. 04/15/43	4.750%	1,910,000	1,967,353
Cimarex Energy Co. 06/01/24	4.375%	4,000,000	4,159,792
Concho Resources, Inc. 01/15/22	6.500%	2,440,000	2,524,668
04/01/23	5.500%	3,050,000	3,160,715
01/15/25	4.375%	2,590,000	2,584,846
ConocoPhillips Holding Co. 04/15/29	6.950%	2,560,000	3,219,348
Continental Resources, Inc. 09/15/22	5.000%	2,820,000	2,846,480
EOG Resources, Inc. 02/01/21	4.100%	1,830,000	1,928,575
EnCana Corp. 02/01/38	6.500%	2,380,000	2,572,209
Hess Corp. 01/15/40	6.000%	2,910,000	3,001,912
Marathon Oil Corp. 06/01/25	3.850%	2,680,000	2,598,879
Newfield Exploration Co. 01/30/22	5.750%	5,670,000	5,974,763
Noble Energy, Inc. 12/15/21	4.150%	2,640,000	2,747,414
11/15/24	3.900%	730,000	735,563
Range Resources Corp. 05/15/25	4.875%	3,000,000	2,906,250
Whiting Petroleum Corp. 03/15/21	5.750%	1,000,000	995,840
Total			53,638,139
INTEGRATED ENERGY 0.7%
BP Capital Markets PLC 10/01/20	4.500%	1,440,000	1,545,214
05/10/23	2.750%	2,380,000	2,336,560
Exxon Mobil Corp. 03/06/25	2.709%	3,740,000	3,640,767
03/01/26	3.043%	2,800,000	2,796,206
Lukoil International Finance BV(b) 11/02/26	4.750%	6,700,000	6,735,396

Corporate Bonds & Notes(a) (continued)

Issuer	Coupon Rate	Principal Amount ($)		Value ($)
Shell International Finance BV 05/11/25	3.250%		3,310,000	3,307,286
08/21/42	3.625%		2,890,000	2,612,756
08/12/43	4.550%		1,150,000	1,199,257
Total Capital Canada Ltd. 07/15/23	2.750%		2,550,000	2,523,406
Total				26,696,848
LEISURE 0.1%
Royal Caribbean Cruises Ltd. 11/15/22	5.250%		3,320,000	3,548,250
LIFE INSURANCE 0.8%
Allianz Finance II BV Subordinated(c) 07/08/41	5.750%	EUR	2,700,000	3,303,924
American International Group, Inc. 02/15/24	4.125%		9,750,000	10,122,625
07/16/44	4.500%		1,570,000	1,548,138
CNP Assurances Subordinated(b)(c) 12/31/49	4.000%	EUR	5,000,000	5,302,726
Lincoln National Corp. 02/15/20	6.250%		690,000	762,048
MetLife, Inc. 08/13/42	4.125%		1,020,000	1,003,849
11/13/43	4.875%		1,480,000	1,602,337
Principal Financial Group, Inc. 09/15/22	3.300%		750,000	758,988
Prudential Financial, Inc. 06/21/20	5.375%		1,270,000	1,391,098
12/14/36	5.700%		510,000	589,365
05/12/41	5.625%		3,230,000	3,724,565
TIAA Asset Management Finance Co. LLC(b) 11/01/24	4.125%		1,090,000	1,100,937
Voya Financial, Inc. 07/15/43	5.700%		1,440,000	1,570,978
Total				32,781,578
LODGING 0.2%
Hilton Domestic Operating Co., Inc.(b) 09/01/24	4.250%		5,230,000	5,073,100
Wyndham Worldwide Corp. 03/01/17	2.950%		1,660,000	1,661,670
Total				6,734,770

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016

VARIABLE PORTFOLIO FUNDS

PORTFOLIO OF INVESTMENTS (continued)

Variable Portfolio — American Century Diversified Bond Fund

December 31, 2016

Corporate Bonds & Notes(a) (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
MEDIA AND ENTERTAINMENT 1.7%
21st Century Fox America, Inc. 10/15/25	3.700%	1,000,000	1,012,154
08/15/39	6.900%	1,590,000	1,996,646
09/15/44	4.750%	1,080,000	1,079,541
CBS Corp. 01/15/25	3.500%	1,220,000	1,208,481
07/01/42	4.850%	700,000	685,230
Cablevision SA(b) 06/15/21	6.500%	5,400,000	5,487,750
Discovery Communications LLC 08/15/19	5.625%	1,350,000	1,458,458
04/01/23	3.250%	3,260,000	3,178,141
03/11/26	4.900%	2,000,000	2,106,036
Interpublic Group of Companies, Inc. (The) 03/15/22	4.000%	1,565,000	1,618,881
Lamar Media Corp. 01/15/24	5.375%	5,890,000	6,096,150
Myriad International Holdings BV(b) 07/21/25	5.500%	3,100,000	3,126,917
Netflix, Inc. 02/01/21	5.375%	3,840,000	4,128,000
03/01/24	5.750%	2,890,000	3,092,300
Nielsen Finance LLC/Co.(b) 04/15/22	5.000%	4,876,000	4,967,425
Omnicom Group, Inc. 04/15/26	3.600%	3,300,000	3,265,914
S&P Global, Inc. 08/14/20	3.300%	1,690,000	1,723,104
TEGNA, Inc. 07/15/20	5.125%	4,650,000	4,824,375
Time Warner, Inc. 01/15/21	4.700%	1,900,000	2,030,866
07/15/25	3.600%	7,000,000	6,960,800
02/15/27	3.800%	2,000,000	1,988,642
12/15/43	5.350%	1,000,000	1,063,235
Viacom, Inc. 06/15/22	3.125%	3,500,000	3,393,723
09/01/23	4.250%	2,640,000	2,642,099
Walt Disney Co. (The) 06/01/44	4.125%	2,210,000	2,284,802
Total			71,419,670
METALS 0.4%
Barrick North America Finance LLC 05/01/43	5.750%	710,000	746,309
Freeport-McMoRan, Inc. 03/15/23	3.875%	2,760,000	2,532,300

Corporate Bonds & Notes(a) (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Glencore Finance Canada Ltd.(b) 11/15/21	4.950%	1,830,000	1,958,100
Southern Copper Corp. 11/08/42	5.250%	1,030,000	943,665
Steel Dynamics, Inc. 10/01/24	5.500%	5,000,000	5,300,000
Steel Dynamics, Inc.(b) 12/15/26	5.000%	3,500,000	3,486,875
Vale Overseas Ltd. 08/10/26	6.250%	1,800,000	1,872,000
Total			16,839,249
MIDSTREAM 2.0%
AmeriGas Partners LP/Finance Corp. 08/20/26	5.875%	5,000,000	5,075,000
Enbridge Energy Partners LP 03/15/20	5.200%	2,020,000	2,151,153
Enbridge, Inc. 10/01/23	4.000%	1,450,000	1,472,049
06/10/44	4.500%	1,300,000	1,208,567
Energy Transfer Equity LP 10/15/20	7.500%	1,662,000	1,848,975
Energy Transfer Partners LP 10/01/20	4.150%	2,140,000	2,216,058
02/01/22	5.200%	753,000	806,263
02/01/23	3.600%	2,770,000	2,724,314
03/15/35	4.900%	1,500,000	1,401,795
02/01/42	6.500%	1,771,000	1,913,334
Enterprise Products Operating LLC 09/01/20	5.200%	5,020,000	5,481,122
03/15/44	4.850%	4,160,000	4,199,949
Enterprise Products Operating LLC(c) 01/15/68	7.034%	2,020,000	2,062,450
Kinder Morgan Energy Partners LP 04/01/20	6.500%	1,870,000	2,069,867
09/15/20	5.300%	1,600,000	1,718,603
09/01/39	6.500%	2,000,000	2,195,898
Kinder Morgan, Inc. 06/01/45	5.550%	2,510,000	2,639,950
MPLX LP 12/01/24	4.875%	1,000,000	1,029,694
06/01/25	4.875%	4,700,000	4,832,291
Magellan Midstream Partners LP 07/15/19	6.550%	2,740,000	3,032,273
Plains All American Pipeline LP/Finance Corp. 06/01/22	3.650%	3,360,000	3,378,544
Sabine Pass Liquefaction LLC 03/01/25	5.625%	6,800,000	7,276,000

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016

VARIABLE PORTFOLIO FUNDS

PORTFOLIO OF INVESTMENTS (continued)

Variable Portfolio — American Century Diversified Bond Fund

December 31, 2016

Corporate Bonds & Notes(a) (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Suburban Propane Partners LP/Energy Finance Corp. 03/01/25	5.750%	958,000	972,370
Sunoco Logistics Partners Operations LP 01/15/23	3.450%	4,665,000	4,557,127
07/15/26	3.900%	1,350,000	1,306,718
Targa Resources Partners LP/Finance Corp. 11/15/23	4.250%	2,140,000	2,046,375
Tesoro Logistics LP/Finance Corp. 10/15/19	5.500%	2,000,000	2,115,000
TransCanada PipeLines Ltd 08/01/22	2.500%	1,800,000	1,757,743
Williams Companies, Inc. (The) 01/15/23	3.700%	2,155,000	2,079,575
06/24/44	5.750%	810,000	785,700
Williams Partners LP 11/15/20	4.125%	2,760,000	2,869,442
09/15/45	5.100%	2,160,000	2,052,970
Total			81,277,169
NATURAL GAS 0.1%
NiSource Finance Corp. 02/01/45	5.650%	1,870,000	2,180,343
Sempra Energy 10/01/22	2.875%	1,830,000	1,812,496
Total			3,992,839
OFFICE REIT 0.1%
Boston Properties LP 02/01/26	3.650%	1,400,000	1,382,523
Kilroy Realty LP 01/15/23	3.800%	3,200,000	3,222,595
10/01/25	4.375%	690,000	708,269
Total			5,313,387
OIL FIELD SERVICES 0.1%
Ensco PLC 03/15/25	5.200%	950,000	820,487
Halliburton Co. 11/15/25	3.800%	2,930,000	2,976,578
Total			3,797,065
OTHER FINANCIAL INSTITUTIONS 0.1%
GrupoSura Finance SA(b) 04/29/26	5.500%	4,600,000	4,710,400
OTHER REIT 0.2%
Hospitality Properties Trust 03/15/24	4.650%	4,930,000	4,913,652

Corporate Bonds & Notes(a) (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Host Hotels & Resorts LP 10/15/23	3.750%	1,660,000	1,629,647
Total			6,543,299
PACKAGING 0.5%
Ball Corp. 11/15/23	4.000%	5,810,000	5,693,800
Berry Plastics Corp. 07/15/23	5.125%	6,454,000	6,566,945
Crown Americas LLC/Capital Corp. IV 01/15/23	4.500%	5,390,000	5,497,800
Reynolds Group Issuer, Inc./LLC 10/15/20	5.750%	4,000,000	4,125,000
Total			21,883,545
PAPER 0.3%
Georgia-Pacific LLC(b) 11/01/20	5.400%	4,310,000	4,738,324
International Paper Co. 11/15/41	6.000%	690,000	774,878
08/15/47	4.400%	2,580,000	2,438,136
WestRock RKT Co. 03/01/23	4.000%	3,005,000	3,103,056
WestRock RKT Co. 03/01/20	3.500%	1,430,000	1,466,098
Total			12,520,492
PHARMACEUTICALS 2.1%
AbbVie, Inc. 11/06/22	2.900%	2,420,000	2,390,353
05/14/25	3.600%	4,230,000	4,189,764
11/06/42	4.400%	2,420,000	2,276,608
05/14/46	4.450%	610,000	584,091
Actavis Funding SCS 06/15/24	3.850%	1,810,000	1,826,140
03/15/35	4.550%	2,580,000	2,553,663
Actavis, Inc. 10/01/17	1.875%	3,258,000	3,264,226
10/01/22	3.250%	3,980,000	3,963,754
10/01/42	4.625%	850,000	823,100
Amgen, Inc.(b) 06/15/51	4.663%	3,496,000	3,371,028
Baxalta, Inc. 06/22/18	2.000%	2,000,000	2,000,106
06/23/25	4.000%	2,910,000	2,918,500
Biogen, Inc. 09/15/22	3.625%	5,820,000	5,974,032
The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016

VARIABLE PORTFOLIO FUNDS

PORTFOLIO OF INVESTMENTS (continued)

Variable Portfolio — American Century Diversified Bond Fund

December 31, 2016

Corporate Bonds & Notes(a) (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Celgene Corp. 08/15/22	3.250%	2,520,000	2,542,451
08/15/25	3.875%	6,240,000	6,329,294
Forest Laboratories LLC(b) 02/15/21	4.875%	3,830,000	4,114,515
Gilead Sciences, Inc. 12/01/21	4.400%	4,940,000	5,314,655
03/01/26	3.650%	8,830,000	8,953,064
Mallinckrodt International Finance SA 04/15/18	3.500%	4,400,000	4,394,500
Merck & Co., Inc. 09/15/22	2.400%	2,155,000	2,112,534
Mylan NV(b) 06/15/26	3.950%	1,390,000	1,300,829
Perrigo Finance Unlimited Co. 03/15/21	3.500%	4,250,000	4,294,323
Roche Holdings, Inc.(b) 09/30/24	3.350%	2,010,000	2,057,492
Shire Acquisitions Investments Ireland DAC 09/23/21	2.400%	5,000,000	4,829,935
Valeant Pharmaceuticals International, Inc.(b) 04/15/25	6.125%	3,550,000	2,666,938
Total			85,045,895
PROPERTY & CASUALTY 0.7%
Allstate Corp. (The)(c) 08/15/53	5.750%	1,460,000	1,509,494
Berkshire Hathaway Finance Corp. 05/15/22	3.000%	1,440,000	1,467,263
Berkshire Hathaway, Inc. 03/15/23	2.750%	2,080,000	2,072,192
02/11/43	4.500%	3,510,000	3,732,222
Chubb INA Holdings, Inc. 03/15/25	3.150%	3,840,000	3,826,233
05/03/26	3.350%	1,480,000	1,499,108
Hartford Financial Services Group, Inc. (The) 10/15/36	5.950%	550,000	628,447
Liberty Mutual Group, Inc.(b) 05/01/22	4.950%	2,060,000	2,247,695
08/01/44	4.850%	1,360,000	1,341,217
Markel Corp. 07/01/22	4.900%	3,050,000	3,290,221
03/30/23	3.625%	860,000	862,273
Travelers Companies, Inc. (The) 08/25/45	4.300%	1,120,000	1,160,159
05/15/46	3.750%	850,000	804,900

Corporate Bonds & Notes(a) (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
WR Berkley Corp. 03/15/22	4.625%	1,860,000	1,989,534
08/01/44	4.750%	780,000	762,638
Total			27,193,596
RAILROADS 0.3%
Burlington Northern Santa Fe LLC 09/01/20	3.600%	1,881,000	1,970,084
09/15/41	4.950%	2,350,000	2,630,393
03/15/43	4.450%	2,430,000	2,546,645
04/01/45	4.150%	1,000,000	1,014,106
Norfolk Southern Corp. 04/01/18	5.750%	1,280,000	1,343,968
12/01/21	3.250%	2,300,000	2,362,130
Union Pacific Corp. 09/15/41	4.750%	2,150,000	2,336,482
Total			14,203,808
REFINING 0.2%
Phillips 66 04/01/22	4.300%	5,500,000	5,905,443
Tesoro Corp. 10/01/22	5.375%	1,800,000	1,867,500
Total			7,772,943
RESTAURANTS 0.2%
BC ULC/New Red Finance, Inc.(b) 01/15/22	4.625%	6,750,000	6,885,000
McDonalds Corp. 05/26/25	3.375%	2,000,000	2,005,872
Total			8,890,872
RETAIL REIT 0.3%
DDR Corp. 04/15/18	4.750%	2,860,000	2,941,404
02/01/25	3.625%	1,390,000	1,344,629
VEREIT Operating Partnership LP 06/01/21	4.125%	5,100,000	5,176,500
06/01/26	4.875%	1,875,000	1,899,094
Total			11,361,627
RETAILERS 1.2%
CVS Health Corp. 07/20/22	3.500%	2,500,000	2,568,735
12/01/22	2.750%	2,500,000	2,462,813
07/20/45	5.125%	2,180,000	2,429,494
Dollar General Corp. 04/15/23	3.250%	3,900,000	3,848,618
Hanesbrands, Inc.(b) 05/15/24	4.625%	3,640,000	3,530,800

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016

VARIABLE PORTFOLIO FUNDS

PORTFOLIO OF INVESTMENTS (continued)

Variable Portfolio — American Century Diversified Bond Fund

December 31, 2016

Corporate Bonds & Notes(a) (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Home Depot, Inc. (The) 06/01/22	2.625%	2,000,000	2,009,638
09/15/25	3.350%	1,490,000	1,528,078
04/01/41	5.950%	3,590,000	4,563,856
Macy's Retail Holdings, Inc. 02/15/23	2.875%	2,040,000	1,941,462
PVH Corp. 12/15/22	4.500%	5,470,000	5,552,050
SACI Falabella(b) 04/30/23	3.750%	5,000,000	4,956,830
Sally Holdings LLC/Capital, Inc. 12/01/25	5.625%	3,100,000	3,224,000
Target Corp. 04/15/26	2.500%	2,560,000	2,442,350
07/01/42	4.000%	1,000,000	994,441
Wal-Mart Stores, Inc. 04/01/40	5.625%	5,040,000	6,234,747
04/22/44	4.300%	500,000	527,637
Total			48,815,549
SUPERMARKETS 0.1%
Kroger Co. (The) 01/15/21	3.300%	5,130,000	5,271,219
TECHNOLOGY 2.2%
Apple, Inc. 02/23/26	3.250%	1,390,000	1,390,738
02/23/46	4.650%	800,000	863,879
Cisco Systems, Inc. 06/15/22	3.000%	3,250,000	3,312,790
02/15/39	5.900%	1,200,000	1,523,972
CommScope, Inc.(b) 06/15/20	4.375%	4,596,000	4,699,410
Diamond 1 Finance Corp./Diamond 2 Finance Corp.(b) 06/15/24	7.125%	2,500,000	2,775,445
06/15/26	6.020%	6,870,000	7,442,244
Equifax, Inc. 12/15/22	3.300%	1,908,000	1,939,837
Fidelity National Information Services, Inc. 04/15/23	3.500%	2,046,000	2,072,052
08/15/26	3.000%	2,710,000	2,544,503
First Data Corp.(b) 01/15/24	5.000%	8,130,000	8,173,252
Hewlett Packard Enterprise Co.(b)(c) 10/15/20	3.600%	5,400,000	5,493,496
10/15/25	4.900%	3,010,000	3,096,730
Intuit, Inc. 03/15/17	5.750%	2,170,000	2,189,252

Corporate Bonds & Notes(a) (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Microsoft Corp. 02/12/25	2.700%	6,020,000	5,898,824
11/03/25	3.125%	1,480,000	1,496,530
08/08/36	3.450%	1,370,000	1,301,996
NXP BV/Funding LLC(b) 06/15/20	4.125%	5,000,000	5,175,000
09/01/22	3.875%	2,300,000	2,328,750
Oracle Corp. 10/15/22	2.500%	1,630,000	1,612,554
07/15/23	3.625%	2,690,000	2,819,338
07/08/34	4.300%	2,050,000	2,119,667
07/15/46	4.000%	2,180,000	2,085,161
Sanmina Corp.(b) 06/01/19	4.375%	2,000,000	2,055,000
Seagate HDD Cayman 11/15/18	3.750%	750,000	766,875
06/01/23	4.750%	4,380,000	4,341,675
01/01/25	4.750%	1,150,000	1,095,599
Tencent Holdings Ltd.(b) 05/02/19	3.375%	5,000,000	5,112,880
Western Digital Corp.(b) 04/01/23	7.375%	3,000,000	3,300,000
Xerox Corp. 03/15/17	2.950%	840,000	842,531
Total			89,869,980
TOBACCO 0.2%
Altria Group, Inc. 08/09/22	2.850%	4,650,000	4,655,696
Philip Morris International, Inc. 05/17/21	4.125%	1,870,000	1,997,113
Total			6,652,809
TRANSPORTATION SERVICES 0.1%
Hertz Corp. (The) 04/01/18	4.250%	1,500,000	1,511,250
04/15/19	6.750%	1,077,000	1,077,000
Penske Truck Leasing Co. LP/Finance Corp.(b) 07/17/18	2.875%	1,830,000	1,853,620
Total			4,441,870
WIRELESS 0.8%
America Movil SAB de CV 07/16/22	3.125%	3,490,000	3,436,628
American Tower Corp. 09/01/20	5.050%	1,950,000	2,092,578
10/15/26	3.375%	3,650,000	3,455,422
Crown Castle International Corp. 01/15/23	5.250%	6,310,000	6,791,138
02/15/26	4.450%	2,180,000	2,255,408

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016

VARIABLE PORTFOLIO FUNDS

PORTFOLIO OF INVESTMENTS (continued)

Variable Portfolio — American Century Diversified Bond Fund

December 31, 2016

Corporate Bonds & Notes(a) (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
IHS Netherlands Holdco BV(b) 10/27/21	9.500%	5,000,000	5,113,500
Sprint Communications, Inc.(b) 11/15/18	9.000%	4,230,000	4,653,000
T-Mobile USA, Inc. 04/28/19	6.464%	3,160,000	3,215,300
Total			31,012,974
WIRELINES 2.0%
AT&T, Inc. 03/01/21	5.000%	2,600,000	2,796,331
08/15/21	3.875%	3,080,000	3,179,934
02/17/23	3.600%	2,900,000	2,924,708
04/01/24	4.450%	2,800,000	2,918,821
05/15/25	3.400%	8,470,000	8,163,581
02/15/39	6.550%	2,450,000	2,836,407
12/15/42	4.300%	2,020,000	1,808,253
British Telecommunications PLC 01/15/18	5.950%	3,115,000	3,246,459
CenturyLink, Inc. 09/15/19	6.150%	1,505,000	1,610,350
Deutsche Telekom International Finance BV 08/20/18	6.750%	3,420,000	3,687,913
Frontier Communications Corp. 04/15/20	8.500%	5,600,000	5,880,000
09/15/25	11.000%	2,150,000	2,219,875
Orange SA 09/14/21	4.125%	2,252,000	2,377,921
02/06/44	5.500%	720,000	828,182
Telefonica Chile SA(b) 10/12/22	3.875%	8,000,000	8,045,040
Telefonica Emisiones SAU 02/16/21	5.462%	2,410,000	2,635,909
Verizon Communications, Inc. 09/14/18	3.650%	4,840,000	4,999,802
11/01/22	2.450%	1,430,000	1,381,248
09/15/23	5.150%	5,570,000	6,158,988
03/15/34	5.050%	3,830,000	4,033,128
11/01/41	4.750%	7,410,000	7,316,967
08/21/46	4.862%	2,761,000	2,797,705
08/21/54	5.012%	1,992,000	1,981,566
Total			83,829,088
Total Corporate Bonds & Notes (Cost: $1,568,448,350)			1,581,937,183

Residential Mortgage-Backed Securities — Agency 25.1%

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Federal Home Loan Mortgage Corp. 11/01/22 - 06/01/33	5.000%	1,503,401	1,625,552
03/01/34 - 08/01/38	5.500%	3,398,824	3,817,356
02/01/38	6.000%	1,106,832	1,257,786
02/01/43	3.000%	17,261,541	17,254,518
Federal Home Loan Mortgage Corp.(c) 05/01/35	2.870%	341,221	360,214
12/01/35	2.835%	3,373,467	3,571,748
07/01/36	2.772%	3,400,328	3,600,503
07/01/36	3.090%	3,038,135	3,211,981
10/01/36	2.682%	2,478,820	2,618,034
04/01/37	2.809%	2,313,341	2,439,981
02/01/38	5.468%	1,948,684	2,037,107
04/01/38	4.705%	979,678	1,019,752
06/01/38	5.975%	1,329,476	1,377,291
07/01/38	5.143%	308,895	319,809
07/01/40	3.130%	552,054	581,319
09/01/40	4.067%	1,056,254	1,091,952
02/01/41	3.767%	896,668	928,054
05/01/41	3.005%	274,957	291,137
07/01/41	3.140%	1,457,735	1,535,570
07/01/41	3.667%	1,313,730	1,357,245
07/01/41	4.244%	1,795,921	1,868,716
12/01/42	2.046%	4,779,836	4,855,948
02/01/43	1.986%	1,373,467	1,418,600
02/01/43	2.313%	4,615,934	4,651,951
06/01/43	1.814%	1,261,583	1,299,923
Federal National Mortgage Association 08/01/18 - 05/01/39	6.500%	1,103,529	1,261,788
07/01/31 - 01/01/42	5.000%	29,726,665	32,550,793
04/01/33 - 01/01/39	5.500%	13,879,701	15,540,491
07/01/33 - 11/01/40	4.500%	16,971,698	18,404,492
12/01/33 - 09/01/37	6.000%	6,427,504	7,337,716
10/01/40 - 04/01/46	4.000%	91,513,534	96,397,989
12/01/40 - 05/01/46	3.500%	169,163,081	173,901,671
Federal National Mortgage Association(c) 06/01/35	2.813%	10,495,093	10,929,009
06/01/35	2.814%	1,735,738	1,807,948
06/01/37	2.740%	1,656,682	1,741,199
03/01/38	2.771%	3,601,321	3,809,865
06/01/38	4.768%	1,070,692	1,131,641
03/01/39	2.954%	3,244,195	3,424,564
03/01/40	3.299%	1,057,200	1,115,892
08/01/40	3.598%	884,092	921,540
10/01/40	3.929%	1,679,072	1,739,301
08/01/41	3.114%	1,509,670	1,574,853
09/01/41	3.333%	929,282	962,274

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016

VARIABLE PORTFOLIO FUNDS

PORTFOLIO OF INVESTMENTS (continued)

Variable Portfolio — American Century Diversified Bond Fund

December 31, 2016

Residential Mortgage-Backed Securities —
Agency (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 2005-106 Class UF 11/25/35	1.056%	1,889,308	1,884,276
CMO Series 2006-43 Class FM 06/25/36	1.056%	695,668	692,791
CMO Series 2007-36 Class FB 04/25/37	1.156%	2,938,381	2,936,783
Federal National Mortgage Association(d) 01/18/47	3.000%	112,000,000	111,262,346
01/18/47	3.500%	75,165,000	77,038,255
01/18/47	4.000%	72,000,000	75,694,219
01/18/47	4.500%	83,850,000	90,187,878
Government National Mortgage Association 07/20/39 - 10/20/40	5.000%	12,933,511	14,297,027
02/15/40 - 06/15/41	4.500%	27,623,995	30,332,778
07/15/40 - 09/20/45	4.000%	30,441,182	32,463,299
04/20/42 - 04/20/45	3.500%	54,599,063	56,943,908
07/20/46	2.500%	19,619,166	19,061,269
Government National Mortgage Association(d) 01/21/44	2.500%	15,000,000	14,555,733
01/21/44	4.000%	45,000,000	47,788,767
01/24/47	3.500%	15,000,000	15,592,676
Total Residential Mortgage-Backed Securities — Agency (Cost: $1,029,453,886)			1,029,677,078

Residential Mortgage-Backed Securities — Non-Agency 6.7%

Alternative Loan Trust Series 2003-20CB 10/25/33	5.500%	5,285,223	5,626,304
Banc of America Mortgage Trust CMO Series 2005-1 Class 1A15 02/25/35	5.500%	1,006,971	1,032,149
Bear Stearns Adjustable Rate Mortgage Trust(c) CMO Series 2005-6 Class 1A1 08/25/35	3.291%	4,494,639	4,075,952
CMO Series 2006-1 Class A1 02/25/36	3.040%	5,433,437	5,389,495
Citicorp Mortgage Securities Trust CMO Series 2007-8 Class 1A3 09/25/37	6.000%	2,244,453	2,315,236
Citigroup Mortgage Loan Trust, Inc.(c) CMO Series 2004-UST1 Class A4 08/25/34	2.752%	1,048,003	1,009,428
CMO Series 2005-4 Class A 08/25/35	3.043%	4,098,826	4,092,390

Residential Mortgage-Backed Securities — Non-Agency (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 2005-6 Class A2 09/25/35	2.740%	3,023,629	3,114,040
Countrywide Home Loan Mortgage Pass-Through Trust CMO Series 2004-4 Class A19 05/25/34	5.250%	816,594	832,299
CMO Series 2004-5 Class 2A4 05/25/34	5.500%	218,438	219,653
Credit Suisse First Boston Mortgage Securities Corp.(c) 07/25/35	5.453%	7,261,907	6,953,835
Credit Suisse First Boston Mortgage-Backed Trust CMO Series 2004-AR6 Class 2A1(c) 10/25/34	3.119%	2,748,879	2,724,757
Fannie Mae Connecticut Avenue Securities(c) CMO Series 2016-C03 Class 2M2 10/25/28	6.656%	6,000,000	6,631,486
CMO Series 2016-C04 Class 1M2 01/25/29	5.006%	11,600,000	12,014,730
CMO Series 2016-C05 Class 2M2 01/25/29	5.206%	10,030,000	10,412,537
First Horizon Mortgage Pass-Through Trust(c) CMO Series 2005-AR3 Class 4A1 08/25/35	2.865%	991,653	954,596
CMO Series 2006-AR4 Class 1A2 01/25/37	2.900%	5,336,687	4,649,323
GSR Mortgage Loan Trust Series 2005-6F Class 1A5 07/25/35	5.250%	2,719,751	2,801,170
GSR Mortgage Loan Trust(c) CMO Series 2005-AR6 Class 2A1 09/25/35	3.019%	3,309,446	3,418,838
JPMorgan Mortgage Trust CMO Series 2006-S1 Class 1A2 04/25/36	6.500%	5,975,733	6,235,593
JPMorgan Mortgage Trust(c) CMO Series 2005-A4 Class 1A1 07/25/35	3.086%	1,657,576	1,647,213
CMO Series 2005-A4 Class 2A1 07/25/35	3.161%	1,192,751	1,183,847
CMO Series 2005-S2 Class 3A1 02/25/32	6.991%	846,470	878,691
CMO Series 2006-A3 Class 7A1 04/25/35	3.109%	1,762,297	1,753,936
CMO Series 2006-A4 Class 3A1 06/25/36	3.082%	3,863,905	3,346,093
MASTR Adjustable Rate Mortgages Trust CMO Series 2004-13 Class 3A7(c) 11/21/34	3.043%	1,957,898	1,996,494
Merrill Lynch Mortgage Investors Trust CMO Series 2005-A2 Class A2(c) 02/25/35	2.688%	3,160,139	3,179,879

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016

VARIABLE PORTFOLIO FUNDS

PORTFOLIO OF INVESTMENTS (continued)

Variable Portfolio — American Century Diversified Bond Fund

December 31, 2016

Residential Mortgage-Backed Securities — Non-Agency (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
PHH Mortgage Capital Trust CMO Series 2007-6 Class A1(c) 12/18/37	5.633%	234,133	240,402
RALI Trust CMO Series 2006-QS17 Class A5 12/25/36	6.000%	8,178,888	6,913,755
Sequoia Mortgage Trust(b) CMO Series 2013-12 Class A1 12/25/43	4.000%	1,928,546	1,991,110
Sequoia Mortgage Trust(c) CMO Series 2012-1 Class 1A1 01/25/42	2.865%	349,868	350,316
Structured Adjustable Rate Mortgage Loan Trust CMO Series 2004-8 Class 2A1(c) 07/25/34	3.043%	4,340,334	4,314,114
Structured Asset Securities Corp. Mortgage Pass-Through Certificates Series 2004-3(c) 03/25/34	5.615%	5,669,420	5,734,769
Thornburg Mortgage Securities Trust CMO Series 2006-4 Class A2B(c) 07/25/36	2.815%	10,631,345	10,342,696
WaMu Mortgage Pass-Through Certificates Trust CMO Series 2003-S11 Class 3A5 11/25/33	5.950%	459,909	478,327
WaMu Mortgage Pass-Through Certificates Trust(c) Series 2005-AR7 08/25/35	2.797%	5,154,853	5,068,830
Wells Fargo Mortgage-Backed Securities Trust CMO Series 2004-4 Class A9 05/25/34	5.500%	895,337	912,983
CMO Series 2005-17 Class 1A1 01/25/36	5.500%	142,205	139,081
CMO Series 2005-17 Class 2A1 01/25/36	5.500%	6,309,934	6,214,656
CMO Series 2005-18 Class 1A1 01/25/36	5.500%	6,072,931	5,990,711
CMO Series 2005-9 Class 1A11 10/25/35	5.500%	948,461	948,823
CMO Series 2006-10 Class A4 08/25/36	6.000%	841,049	838,025
CMO Series 2006-13 Class A5 10/25/36	6.000%	4,406,693	4,436,404
CMO Series 2006-7 Class 3A1 06/25/36	6.000%	1,952,014	1,904,325
CMO Series 2006-8 Class A10 07/25/36	6.000%	2,804,318	2,815,948
CMO Series 2006-8 Class A15 07/25/36	6.000%	4,097,274	4,131,927
CMO Series 2006-8 Class A9 07/25/36	6.000%	3,539,151	3,553,828
CMO Series 2007-11 Class A3 08/25/37	6.000%	980,410	961,250

Residential Mortgage-Backed Securities — Non-Agency (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 2007-11 Class A36 08/25/37	6.000%	7,133,345	6,993,941
CMO Series 2007-13 Class A1 09/25/37	6.000%	4,226,615	4,255,644
CMO Series 2007-14 Class 2A2 10/25/22	5.500%	764,338	781,799
CMO Series 2007-15 Class A1 11/25/37	6.000%	1,625,257	1,609,523
CMO Series 2007-16 Class 1A1 12/28/37	6.000%	561,534	580,658
CMO Series 2007-4 Class A15 04/27/37	6.000%	1,614,668	1,585,318
CMO Series 2007-7 Class A1 06/25/37	6.000%	2,515,006	2,462,342
CMO Series 2008-1 Class 4A1 02/25/38	5.750%	1,862,599	1,946,633
Series 2007-12 Class A7 09/25/37	5.500%	2,092,228	2,100,689
Series 2007-8 Class 2A2 07/25/37	6.000%	4,056,491	4,042,162
Wells Fargo Mortgage-Backed Securities Trust(c) CMO Series 2004-A Class A1 02/25/34	3.000%	514,977	518,462
CMO Series 2004-Z Class 2A2 12/25/34	3.002%	3,235,453	3,265,554
CMO Series 2005-AR10 Class 2A17 06/25/35	3.010%	5,919,046	6,087,227
CMO Series 2005-AR12 Class 2A6 06/25/35	3.013%	3,700,356	3,785,223
CMO Series 2005-AR16 Class 3A2 03/25/35	3.081%	3,177,264	3,184,238
CMO Series 2005-AR16 Class 6A3 10/25/35	3.072%	6,643,741	6,692,878
CMO Series 2006-AR10 Class 1A1 07/25/36	3.027%	1,655,821	1,583,211
CMO Series 2006-AR10 Class 2A1 07/25/36	3.037%	1,942,093	1,900,196
CMO Series 2006-AR10 Class 4A1 07/25/36	2.945%	6,016,859	5,646,298
CMO Series 2006-AR14 Class 1A7 10/25/36	3.061%	4,754,066	4,416,762
CMO Series 2006-AR16 Class A1 10/25/36	3.231%	6,383,343	5,891,261
CMO Series 2006-AR19 Class A1 12/25/36	3.026%	5,964,577	5,440,684
CMO Series 2006-AR5 Class 2A1 04/25/36	3.154%	7,674,003	7,178,160
CMO Series 2006-AR7 Class 2A1 05/25/36	3.089%	2,933,177	2,777,010
CMO Series 2007-AR10 Class 1A1 01/25/38	6.313%	678,616	655,595
CMO Series 2007-AR7 Class A1 12/28/37	3.148%	1,245,048	1,142,931
Series 2006-AR1 Class 1A1 03/25/36	3.001%	5,990,830	5,610,144
Series 2006-AR10 Class 5A6 07/25/36	3.080%	2,585,352	2,539,235

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016

VARIABLE PORTFOLIO FUNDS

PORTFOLIO OF INVESTMENTS (continued)

Variable Portfolio — American Century Diversified Bond Fund

December 31, 2016

Residential Mortgage-Backed Securities — Non-Agency (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Series 2006-AR12 Class 1A1 09/25/36	3.235%	2,392,294	2,253,880
Series 2006-AR14 Class 2A1 10/25/36	3.073%	3,501,946	3,318,542
Series 2006-AR2 Class 2A3 03/25/36	3.003%	1,829,365	1,792,237
Wells Fargo Mortgage-Backed Securities Series 2005-AR4(c) 04/25/35	3.067%	3,680,287	3,676,147
Total Residential Mortgage-Backed Securities — Non-Agency (Cost: $273,630,608)			272,486,828

Commercial Mortgage-Backed Securities — Non-Agency 7.9%

American Homes 4 Rent Trust Series 2014-SFR1 Class A(b)(c) 06/17/31	1.704%	18,167,725	18,103,292
BB-UBS Trust Series 2012-SHOW Class A(b) 11/05/36	3.430%	11,050,000	11,168,235
BLCP Hotel Trust Series 2014-CLRN Class A(b)(c) 08/15/29	1.654%	20,668,824	20,631,474
Banc of America Merrill Lynch Commercial Mortgage Securities Trust(b) Subordinated, Series 2015-200P Class B 04/14/33	3.490%	15,000,000	15,035,086
Banc of America Merrill Lynch Commercial Mortgage Securities Trust(b)(c) Series 2014-ICTS Class A 06/15/28	1.504%	10,000,000	9,994,883
CD Mortgage Trust Series 2016-CD1 Class AM 08/10/49	2.926%	5,125,000	4,914,683
Colony Starwood Homes Trust Series 2016-2A Class A(b)(c) 12/17/33	1.785%	17,310,313	17,310,325
Commercial Mortgage Trust Series 2014-LC17 Class B 10/10/47	4.490%	9,400,000	9,797,266
Series 2014-UBS5 Class B 09/10/47	4.514%	14,225,000	14,867,853
Series 2015-CR22 Class B 03/10/48	3.926%	10,000,000	10,162,934
Subordinated, Series 2015-LC21 Class AM 07/10/48	4.043%	20,000,000	20,760,292
Commercial Mortgage Trust(b)(c) Series 2014-BBG Class A 03/15/29	1.504%	12,200,000	12,146,910

Commercial Mortgage-Backed Securities — Non-Agency (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Commercial Mortgage Trust(c) Series 2014-CR15 Class B 02/10/47	4.712%	10,000,000	10,862,240
Series 2016-CR28 Class B 02/10/49	4.647%	11,055,000	11,638,375
Core Industrial Trust(b) Series 2015-CALW Class B 02/10/34	3.252%	8,750,000	8,852,653
Series 2015-TEXW Class B 02/10/34	3.329%	6,400,000	6,456,238
Series 2015-WEST Class A 02/10/37	3.292%	10,000,000	10,015,807
GS Mortgage Securities Trust Series 2015-GC28 Class AS 02/10/48	3.759%	9,337,000	9,572,210
Invitation Homes Trust(b)(c) Series 2014-SFR1 Class A 06/17/31	1.704%	11,189,901	11,149,246
Series 2014-SFR3 Class A 12/17/31	1.904%	17,988,709	17,988,696
Irvine Core Office Trust Series 2013-IRV Class A2(b)(c) 05/15/48	3.173%	14,000,000	14,182,566
JPMBB Commercial Mortgage Securities Trust Series 2014-C21 Class B 08/15/47	4.341%	9,100,000	9,498,086
JPMorgan Chase Commercial Mortgage Securities Trust Series 2016-JP3 Class AS 08/15/49	3.144%	9,500,000	9,263,537
JPMorgan Chase Commercial Mortgage Securities Trust(b)(c) Series 2014-CBM Class B 10/15/29	2.104%	9,450,000	9,437,116
JPMorgan Chase Commercial Mortgage Securities Trust(c) Series 2016-JP2 Class B 08/15/49	3.460%	9,200,000	9,037,764
Subordinated, Series 2013-C16 Class C 12/15/46	4.975%	5,440,000	5,677,352
Morgan Stanley Capital I Trust Series 2014-CPT Class C(b)(c) 07/13/29	3.446%	6,550,000	6,592,486
Progress Residential Trust Series 2016-SFR2 Class A(b)(c) 01/17/34	1.940%	7,175,000	7,189,704
Total Commercial Mortgage-Backed Securities — Non-Agency (Cost: $321,936,606)			322,307,309

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016

VARIABLE PORTFOLIO FUNDS

PORTFOLIO OF INVESTMENTS (continued)

Variable Portfolio — American Century Diversified Bond Fund

December 31, 2016

Asset-Backed Securities — Non-Agency 3.5%

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Avis Budget Rental Car Funding AESOP LLC(b) Series 2012-2A Class A 05/20/18	2.802%	5,833,333	5,845,899
Series 2012-3A Class A 03/20/19	2.100%	20,000,000	20,020,476
Barclays Dryrock Issuance Trust Series 2014-1 Class A(c) 12/16/19	1.064%	7,825,000	7,825,924
Chase Issuance Trust Subordinated, Series 2007-B1 Class B1(c) 04/15/19	0.954%	8,450,000	8,447,689
Enterprise Fleet Financing LLC Series 2016-1 Class A2(b) 09/20/21	1.830%	10,175,166	10,183,543
Hertz Fleet Lease Funding LP(b)(c) Series 2013-3 Class A 12/10/27	1.214%	888,621	888,776
Series 2014-1 Class A 04/10/28	1.064%	3,847,074	3,847,544
Series 2016-1 Class A1 04/10/30	1.637%	9,300,000	9,310,537
Hilton Grand Vacations Trust(b) Series 2013-A Class A 01/25/26	2.280%	3,806,656	3,790,220
Series 2014-AA Class A 11/25/26	1.770%	6,237,041	6,121,925
Series 2014-AA Class B 11/25/26	2.070%	3,192,993	3,152,643
MVW Owner Trust Series 2015-1A Class A(b) 12/20/32	2.520%	5,936,701	5,895,665
Sierra Timeshare Receivables Funding LLC(b) Series 2013-1A Class A 11/20/29	1.590%	7,929,488	7,911,060
Series 2013-2A Class A 11/20/25	2.280%	2,974,234	2,970,063
Series 2014-1 Class A 03/20/30	2.070%	6,931,454	6,884,624
Series 2015-1A Class A 03/22/32	2.400%	8,154,109	8,137,825
Series 2015-2A Class A 06/20/32	2.430%	6,804,922	6,706,771
Series 2016-2A Class A 07/20/33	2.330%	10,881,889	10,676,596
Toyota Auto Receivables Owner Trust Series 2015-C Class A2B(c) 02/15/18	1.034%	2,687,336	2,688,065
U.S. Airways Pass-Through Trust Series 2013-1 Class A 11/15/25	3.950%	1,418,028	1,453,620

Asset-Backed Securities — Non-Agency (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
VSE VOI Mortgage LLC Series 2016-A Class A(b) 07/20/33	2.540%	12,422,888	12,294,112
Volvo Financial Equipment LLC Series 2015-1A Class A2(b) 11/15/17	0.950%	382,490	382,451
Total Asset-Backed Securities — Non-Agency (Cost: $146,098,400)			145,436,028

Inflation-Indexed Bonds 4.2%

UNITED STATES 4.2%
U.S. Treasury Inflation-Indexed Bond 07/15/26	0.125%	176,170,974	170,357,508
Total Inflation-Indexed Bonds (Cost: $172,868,698)			170,357,508

U.S. Treasury Obligations 16.6%

U.S. Treasury 01/31/18	0.875%	35,000,000	34,974,030
03/15/18	1.000%	30,000,000	30,014,070
05/15/18	1.000%	50,000,000	49,982,400
08/31/18	0.750%	20,000,000	19,876,560
02/28/19	1.500%	10,000,000	10,054,690
07/31/19	1.625%	50,000,000	50,343,750
09/30/19	1.750%	30,000,000	30,295,320
11/30/19	1.500%	23,000,000	23,047,610
12/15/19	1.375%	30,000,000	29,928,510
12/31/19	1.625%	14,000,000	14,068,908
01/31/20	1.250%	64,000,000	63,529,984
03/31/20	1.375%	32,000,000	31,830,000
09/30/20	1.375%	21,000,000	20,760,469
08/31/21	1.125%	19,500,000	18,841,115
08/31/23	1.375%	7,000,000	6,632,227
02/15/39	3.500%	3,000,000	3,280,782
11/15/39	4.375%	15,000,000	18,516,795
02/15/40	4.625%	4,000,000	5,111,876
02/15/42	3.125%	2,300,000	2,333,872
11/15/42	2.750%	2,800,000	2,644,250
05/15/43	2.875%	5,500,000	5,314,375
11/15/43	3.750%	31,840,000	36,099,842
08/15/44	3.125%	40,500,000	40,990,414
11/15/44	3.000%	34,000,000	33,586,968
02/15/45	2.500%	17,100,000	15,231,688
05/15/45	3.000%	23,300,000	22,985,077
U.S. Treasury(e) 11/15/18	1.250%	58,000,000	58,090,625
Total U.S. Treasury Obligations (Cost: $688,648,883)			678,366,207

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016

VARIABLE PORTFOLIO FUNDS

PORTFOLIO OF INVESTMENTS (continued)

Variable Portfolio — American Century Diversified Bond Fund

December 31, 2016

U.S. Government & Agency Obligations 1.0%

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Federal National Mortgage Association 04/24/26	2.125%	5,300,000	5,012,162
11/15/30	6.625%	27,260,000	37,921,005
Total U.S. Government & Agency Obligations (Cost: $40,729,259)			42,933,167

Foreign Government Obligations(a)(f) 4.2%

ARGENTINA 0.1%
Argentina Republic Government International Bond(b) 04/22/26	7.500%	5,250,000	5,499,375
BRAZIL 0.2%
Brazilian Government International Bond 01/20/37	7.125%	2,000,000	2,085,000
Petrobras Global Finance BV 05/23/21	8.375%	5,300,000	5,717,375
Total			7,802,375
CANADA 0.1%
CNOOC Nexen Finance ULC 04/30/24	4.250%	2,170,000	2,220,116
CHILE 0.1%
Chile Government International Bond 09/14/21	3.250%	2,300,000	2,377,280
10/30/42	3.625%	800,000	744,320
Total			3,121,600
COLOMBIA 0.3%
Colombia Government International Bond 01/28/26	4.500%	3,600,000	3,708,000
09/18/37	7.375%	5,350,000	6,500,250
01/18/41	6.125%	1,420,000	1,537,308
Total			11,745,558
CROATIA 0.1%
Croatia Government International Bond(b) 01/26/24	6.000%	3,000,000	3,251,250
DOMINICAN REPUBLIC —%
Dominican Republic International Bond(b) 01/29/26	6.875%	1,450,000	1,507,376
EGYPT 0.1%
Egypt Government International Bond(b) 06/11/25	5.875%	3,300,000	2,993,562

Foreign Government Obligations(a)(f) (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
GERMANY 0.1%
KFW 10/04/22	2.000%	2,880,000	2,826,086
HUNGARY 0.1%
Hungary Government International Bond 03/29/41	7.625%	1,900,000	2,654,775
INDONESIA 0.2%
Indonesia Government International Bond(b) 01/08/26	4.750%	4,200,000	4,336,500
01/08/46	5.950%	3,200,000	3,533,072
Total			7,869,572
ITALY 0.1%
Republic of Italy 09/27/23	6.875%	2,900,000	3,376,557
MEXICO 0.5%
Mexico Government International Bond 01/21/26	4.125%	2,000,000	1,984,000
03/08/44	4.750%	4,774,000	4,340,998
Pemex Project Funding Master Trust 03/05/20	6.000%	1,635,000	1,724,516
Petroleos Mexicanos 01/24/22	4.875%	4,620,000	4,633,860
06/15/35	6.625%	470,000	462,950
06/02/41	6.500%	850,000	796,068
06/27/44	5.500%	2,460,000	2,047,212
Petroleos Mexicanos(b) 08/04/26	6.875%	5,000,000	5,275,000
Total			21,264,604
NORWAY 0.1%
Statoil ASA 01/17/23	2.450%	2,750,000	2,684,357
05/15/43	3.950%	1,130,000	1,077,834
Total			3,762,191
PANAMA 0.2%
Panama Government International Bond 01/26/36	6.700%	8,000,000	9,708,000
PARAGUAY 0.1%
Paraguay Government International Bond(b) 04/15/26	5.000%	2,300,000	2,340,250

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016

VARIABLE PORTFOLIO FUNDS

PORTFOLIO OF INVESTMENTS (continued)

Variable Portfolio — American Century Diversified Bond Fund

December 31, 2016

Foreign Government Obligations(a)(f) (continued)

Issuer	Coupon Rate	Principal Amount ($)		Value ($)
PERU 0.1%
Peruvian Government International Bond 08/25/27	4.125%		4,300,000	4,466,625
03/14/37	6.550%		780,000	979,290
Total				5,445,915
PHILIPPINES 0.2%
Philippine Government International Bond 10/23/34	6.375%		4,700,000	6,113,374
POLAND 0.1%
Poland Government International Bond 01/22/24	4.000%		5,300,000	5,419,250
PORTUGAL 0.7%
Portugal Obrigacoes do Tesouro OT(b) 10/15/25	2.875%	EUR	29,055,000	29,016,494
QATAR 0.2%
Ras Laffan Liquefied Natural Gas Co., Ltd. III(b) 09/30/27	5.838%		6,000,000	6,690,000
REPUBLIC OF NAMIBIA 0.1%
Namibia International Bonds(b) 10/29/25	5.250%		3,500,000	3,426,850
RUSSIAN FEDERATION 0.1%
Russian Foreign Bond — Eurobond(b) 06/24/28	12.750%		2,000,000	3,396,240
SAUDI ARABIA 0.1%
Saudi Arabia Government International Bond(b) 10/26/21	2.375%		4,300,000	4,178,366
SERBIA 0.1%
Serbia International Bond(b) 09/28/21	7.250%		4,500,000	5,017,500
SLOVENIA —%
Slovenia Government International Bond(b) 02/18/24	5.250%		1,000,000	1,095,500
SOUTH AFRICA —%
South Africa Government International Bond 01/17/24	4.665%		1,530,000	1,527,950
TURKEY 0.1%
Turkey Government International Bond 03/23/23	3.250%		3,330,000	2,938,725
04/14/26	4.250%		3,100,000	2,755,578
Total				5,694,303

Foreign Government Obligations(a)(f) (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
URUGUAY —%
Uruguay Government International Bond 06/18/50	5.100%	1,400,000	1,260,000
VIRGIN ISLANDS —%
Sinopec Group Overseas Development 2015 Ltd.(b) 04/28/20	2.500%	2,000,000	1,986,742
Total Foreign Government Obligations (Cost: $176,028,186)			172,211,731

Municipal Bonds 1.4%

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
CALIFORNIA 0.6%
Bay Area Toll Authority Revenue Bonds Build America Bonds Subordinated Series 2010-S1 04/01/40	6.918%	1,265,000	1,707,763
City of San Francisco Public Utilities Commission Water Revenue Bonds Build America Bonds Series 2010 11/01/40	6.000%	1,050,000	1,280,139
11/01/50	6.950%	270,000	378,230
Los Angeles Community College District Unlimited General Obligation Bonds Build America Bonds Series 2010 08/01/49	6.750%	2,050,000	2,945,665
Sacramento Municipal Utility District Revenue Bonds Build America Bonds Series 2010 05/15/36	6.156%	900,000	1,097,748
San Diego County Regional Airport Authority Revenue Bonds Taxable Senior Consolidated Rental Car Facility Series 2014 07/01/43	5.594%	935,000	1,025,227
San Diego County Water Authority Financing Corp. Revenue Bonds Build America Bonds Series 2010 05/01/49	6.138%	1,900,000	2,475,377

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016

VARIABLE PORTFOLIO FUNDS

PORTFOLIO OF INVESTMENTS (continued)

Variable Portfolio — American Century Diversified Bond Fund

December 31, 2016

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Santa Clara Valley Transportation Authority Revenue Bonds Build America Bonds Series 2010 04/01/32	5.876%	2,220,000	2,683,891
State of California Unlimited General Obligation Bonds Build America Bonds Series 2009 10/01/39	7.300%	3,740,000	5,282,339
Series 2010 11/01/40	7.600%	1,245,000	1,873,551
Taxable Build America Bonds Series 2009 04/01/39	7.550%	1,000,000	1,485,010
University of California Revenue Bonds Taxable General Series 2013-AJ 05/15/31	4.601%	1,000,000	1,101,470
Total			23,336,410
ILLINOIS 0.1%
State of Illinois Unlimited General Obligation Bonds Taxable Pension Series 2003 06/01/33	5.100%	3,220,000	2,877,070
KENTUCKY 0.1%
Kentucky Turnpike Authority Revenue Bonds Build America Bonds Series 2010B 07/01/30	5.722%	2,050,000	2,353,994
MARYLAND —%
Maryland State Transportation Authority Revenue Bonds Taxable Build America Bonds Series 2010 07/01/41	5.754%	850,000	1,028,067
MISSOURI —%
Missouri Highway & Transportation Commission Revenue Bonds Build America Bonds Series 2009 05/01/33	5.445%	1,700,000	2,016,506

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
NEW JERSEY 0.1%
New Jersey Turnpike Authority Revenue Bonds Taxable Build America Bonds Series 2009 01/01/40	7.414%	1,275,000	1,836,676
Series 2010A 01/01/41	7.102%	2,020,000	2,821,980
Rutgers, The State University of New Jersey Revenue Bonds Build America Bonds Series 2010 05/01/40	5.665%	525,000	616,093
Total			5,274,749
NEW YORK 0.3%
City of New York Unlimited General Obligation Bonds Taxable Build America Bonds Series 2010F-1 12/01/37	6.271%	950,000	1,239,750
Metropolitan Transportation Authority Revenue Bonds Taxable Build America Bonds Series 2010 11/15/40	6.687%	1,650,000	2,175,789
11/15/40	6.814%	1,100,000	1,466,982
New York City Water & Sewer System Revenue Bonds Build America Bonds Series 2010 06/15/42	5.724%	2,000,000	2,541,360
Port Authority of New York & New Jersey Revenue Bonds Consolidated 168th Series 2011 10/01/51	4.926%	2,000,000	2,215,000
Consolidated 174th Series 2012 10/01/62	4.458%	1,990,000	1,996,627
Total			11,635,508
OHIO —%
Ohio Water Development Authority Water Pollution Control Revenue Bonds Taxable Loan Fund-Water Quality Series 2010B-2 12/01/34	4.879%	1,160,000	1,305,429

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016

VARIABLE PORTFOLIO FUNDS

PORTFOLIO OF INVESTMENTS (continued)

Variable Portfolio — American Century Diversified Bond Fund

December 31, 2016

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
TEXAS 0.1%
University of Texas System (The) Revenue Bonds Build America Bonds Series 2010D 08/15/42	5.134%	2,310,000	2,758,209
WASHINGTON 0.1%
State of Washington Unlimited General Obligation Bonds Build America Bonds Series 2010 08/01/40	5.140%	3,545,000	4,228,263
Total Municipal Bonds (Cost: $49,649,581)			56,814,205

Money Market Funds 0.7%

	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.594%(g)(h)	30,179,932	30,179,932
Total Money Market Funds (Cost: $30,179,932)		30,179,932
Total Investments (Cost: $4,497,672,389)		4,502,707,176
Other Assets & Liabilities, Net		(405,409,088)
Net Assets		4,097,298,088

At December 31, 2016, securities totaling $1,555,848 were pledged as collateral.

Investments in Derivatives

Forward Foreign Currency Exchange Contracts Open at December 31, 2016

Counterparty	Exchange Date	Currency to be Delivered		Currency to be Received		Unrealized Appreciation ($)	Unrealized Depreciation ($)
JPMorgan	03/15/2017	11,011,150	AUD	7,959,079	USD	26,573	—
JPMorgan	03/15/2017	10,573,506	CAD	7,789,902	USD	—	(91,736)
JPMorgan	03/15/2017	58,326,451	EUR	62,912,077	USD	1,298,350	—
JPMorgan	03/15/2017	169,639,355	MXN	8,098,890	USD	—	(7,963)
JPMorgan	03/15/2017	137,753,385	NOK	15,839,186	USD	—	(120,496)
JPMorgan	03/15/2017	11,528,840	NZD	7,936,453	USD	—	(55,800)
JPMorgan	03/15/2017	29,203,724	SGD	20,578,176	USD	419,325	—
JPMorgan	03/15/2017	57,922,879	TRY	16,331,485	USD	152,713	—
JPMorgan	03/15/2017	8,194,718	USD	11,011,150	AUD	—	(262,212)
JPMorgan	03/15/2017	24,675,365	USD	32,761,482	CAD	—	(254,502)
JPMorgan	03/15/2017	16,437,076	USD	137,753,385	NOK	—	(477,395)
JPMorgan	03/15/2017	8,190,434	USD	11,528,840	NZD	—	(198,180)
JPMorgan	03/15/2017	7,917,458	USD	27,954,170	TRY	—	(109,419)
JPMorgan	03/15/2017	16,207,666	USD	227,701,502	ZAR	154,238	—
UBS	03/15/2017	8,397,251	CHF	8,227,759	USD	—	(55,139)
UBS	03/15/2017	113,353,292	CNY	16,080,762	USD	110,941	—
UBS	03/15/2017	6,235,475	GBP	7,713,906	USD	15,860	—
UBS	03/15/2017	31,392,100,095	KRW	26,797,873	USD	800,788	—
UBS	03/15/2017	36,858,304	MYR	8,292,082	USD	105,284	—
UBS	03/15/2017	1,218,517,302	PHP	24,321,703	USD	1,528	—

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016

VARIABLE PORTFOLIO FUNDS

PORTFOLIO OF INVESTMENTS (continued)

Variable Portfolio — American Century Diversified Bond Fund

December 31, 2016

Forward Foreign Currency Exchange Contracts Open at December 31, 2016 (continued)

Counterparty	Exchange Date	Currency to be Delivered		Currency to be Received		Unrealized Appreciation ($)	Unrealized Depreciation ($)
UBS	03/15/2017	34,387,545	PLN	8,224,501	USD	17,091	—
UBS	03/15/2017	68,732,004	PLN	16,167,287	USD	—	(237,251)
UBS	03/15/2017	262,534,368	TWD	8,213,182	USD	109,436	—
UBS	03/15/2017	8,008,669	USD	26,728,933	BRL	44,949	—
UBS	03/15/2017	16,291,074	USD	113,353,292	CNY	—	(321,253)
UBS	03/15/2017	12,266,987	USD	9,628,945	GBP	—	(379,511)
UBS	03/15/2017	24,354,173	USD	1,665,793,869	INR	—	(24,077)
UBS	03/15/2017	8,211,720	USD	36,858,304	MYR	—	(24,922)
UBS	03/15/2017	16,478,122	USD	1,070,748,368	RUB	679,548	—
UBS	03/15/2017	7,001,091	USD	434,347,683	RUB	—	(41,105)
UBS	03/15/2017	8,428,120	USD	29,968,709	TRY	—	(57,388)
UBS	03/15/2017	8,200,739	USD	262,534,368	TWD	—	(96,993)
UBS	03/16/2017	4,797,232,002	HUF	16,467,225	USD	107,973	—
Total						4,044,597	(2,815,342)

Futures Contracts Outstanding at December 31, 2016

Long Futures Contracts Outstanding

Contract Description	Number of Contracts	Trading Currency	Notional Market Value ($)	Expiration Date	Unrealized Appreciation ($)	Unrealized (Depreciation) ($)
U.S. Treasury 2-Year Note	700	USD	151,681,250	03/2017	—	(127,863)
U.S. Treasury 5-Year Note	720	USD	84,718,125	03/2017	—	(390,104)
Total			236,399,375		—	(517,967)

Short Futures Contracts Outstanding

Contract Description	Number of Contracts	Trading Currency	Notional Market Value ($)	Expiration Date	Unrealized Appreciation ($)	Unrealized (Depreciation) ($)
U.S. Treasury Ultra 10-Year Note	(960)	USD	(128,700,000)	03/2017	67,117	—

Notes to Portfolio of Investments

(a)  Principal amounts are denominated in United States Dollars unless otherwise noted.

(b)  Represents privately placed and other securities and instruments exempt from SEC registration (collectively, private placements), such as Section 4(a)(2) and Rule 144A eligible securities, which are often sold only to qualified institutional buyers. The Fund may invest in private placements determined to be liquid as well as those determined to be illiquid. Private placements may be determined to be liquid under guidelines established by the Fund's Board of Trustees. At December 31, 2016, the value of these securities amounted to $661,067,233 or 16.13% of net assets.

(c)  Variable rate security.

(d)  Security, or a portion thereof, has been purchased on a when-issued or delayed delivery basis.

(e)  This security or a portion of this security has been pledged as collateral in connection with derivative contracts.
The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016

VARIABLE PORTFOLIO FUNDS

PORTFOLIO OF INVESTMENTS (continued)

Variable Portfolio — American Century Diversified Bond Fund

December 31, 2016

Notes to Portfolio of Investments (continued)

(f)  Principal and interest may not be guaranteed by the government.

(g)  The rate shown is the seven-day current annualized yield at December 31, 2016.

(h)  As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company's outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended December 31, 2016 are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds From Sales ($)	Realized Gain (Loss) ($)	Ending Cost ($)	Dividends — Affiliated Issuers ($)	Value ($)
Columbia Short-Term Cash Fund	81,357,053	1,398,228,378	(1,449,407,709)	2,210	30,179,932	301,449	30,179,932

Abbreviation Legend

CMO  Collateralized Mortgage Obligation

Currency Legend

AUD  Australian Dollar

BRL  Brazilian Real

CAD  Canadian Dollar

CHF  Swiss Franc

CNY  China, Yuan Renminbi

EUR  Euro

GBP  British Pound

HUF  Hungarian Forint

INR  Indian Rupee

KRW  Korean Won

MXN  Mexican Peso

MYR  Malaysia Ringgits

NOK  Norwegian Krone

NZD  New Zealand Dollar

PHP  Philippine Peso

PLN  Polish Zloty

RUB  Russian Rouble

SGD  Singapore Dollar

TRY  Turkish Lira

TWD  Taiwan Dollar

USD  US Dollar

ZAR  South African Rand

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016

VARIABLE PORTFOLIO FUNDS

PORTFOLIO OF INVESTMENTS (continued)

Variable Portfolio — American Century Diversified Bond Fund

December 31, 2016

Fair Value Measurements

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset's or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>  Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>  Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>  Level 3 — Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Certain investments that have been measured at fair value using the net asset value (NAV) per share (or its equivalent) are not categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to reconcile the fair value hierarchy to the amounts presented in the Portfolio of Investments. The Columbia Short-Term Cash Fund seeks to provide shareholders with maximum current income consistent with liquidity and stability of principal. Columbia Short-Term Cash Fund prices its shares with a floating NAV and no longer seeks to maintain a stable NAV.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund's Board of Trustees (the Board), the Investment Manager's Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager's organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016

VARIABLE PORTFOLIO FUNDS

PORTFOLIO OF INVESTMENTS (continued)

Variable Portfolio — American Century Diversified Bond Fund

December 31, 2016

Fair Value Measurements (continued)

The following table is a summary of the inputs used to value the Fund's investments at December 31, 2016:

	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Investments
Corporate Bonds & Notes	—	1,581,937,183	—	1,581,937,183
Residential Mortgage-Backed Securities — Agency	—	1,029,677,078	—	1,029,677,078
Residential Mortgage-Backed Securities — Non-Agency	—	272,486,828	—	272,486,828
Commercial Mortgage-Backed Securities — Non-Agency	—	322,307,309	—	322,307,309
Asset-Backed Securities — Non-Agency	—	145,436,028	—	145,436,028
Inflation-Indexed Bonds	—	170,357,508	—	170,357,508
U.S. Treasury Obligations	678,366,207	—	—	678,366,207
U.S. Government & Agency Obligations	—	42,933,167	—	42,933,167
Foreign Government Obligations	—	172,211,731	—	172,211,731
Municipal Bonds	—	56,814,205	—	56,814,205
Investments measured at net asset value
Money Market Funds	—	—	—	30,179,932
Total Investments	678,366,207	3,794,161,037	—	4,502,707,176
Derivatives
Assets
Forward Foreign Currency Exchange Contracts	—	4,044,597	—	4,044,597
Futures Contracts	67,117	—	—	67,117
Liabilities
Forward Foreign Currency Exchange Contracts	—	(2,815,342)	—	(2,815,342)
Futures Contracts	(517,967)	—	—	(517,967)
Total	677,915,357	3,795,390,292	—	4,503,485,581

See the Portfolio of Investments for all investment classifications not indicated in the table.

The Fund's assets assigned to the Level 2 input category are generally valued using the market approach, in which a security's value is determined through reference to prices and information from market transactions for similar or identical assets.

Derivative instruments are valued at unrealized appreciation (depreciation).

There were no transfers of financial assets between levels during the period.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016

VARIABLE PORTFOLIO FUNDS

PORTFOLIO OF INVESTMENTS

Variable Portfolio — CenterSquare Real Estate Fund

December 31, 2016

(Percentages represent value of investments compared to net assets)

Common Stocks 97.8%

Issuer	Shares	Value ($)
CONSUMER DISCRETIONARY 1.0%
Hotels, Restaurants & Leisure 1.0%
Hilton Worldwide Holdings, Inc.	102,310	2,782,832
Hyatt Hotels Corp., Class A(a)	29,680	1,640,117
Total		4,422,949
Total Consumer Discretionary		4,422,949
REAL ESTATE 96.8%
Equity Real Estate Investment Trusts (REITs) 96.8%
Diversified REITs 7.2%
American Assets Trust, Inc.	51,020	2,197,942
Forest City Realty Trust, Inc., Class A	178,310	3,715,980
Liberty Property Trust	100,268	3,960,586
PS Business Parks, Inc.	35,680	4,157,434
STORE Capital Corp.	359,460	8,882,257
VEREIT, Inc.	609,890	5,159,669
Washington Real Estate Investment Trust	85,280	2,787,803
Total		30,861,671
Health Care REITs 12.1%
Care Capital Properties, Inc.	85,440	2,136,000
HCP, Inc.	359,844	10,694,564
Healthcare Realty Trust, Inc.	75,860	2,300,075
Healthcare Trust of America, Inc., Class A	187,100	5,446,481
Medical Properties Trust, Inc.	80,600	991,380
Omega Healthcare Investors, Inc.	90,050	2,814,963
Quality Care Properties, Inc.(a)	53,266	825,623
Ventas, Inc.	154,585	9,664,654
Welltower, Inc.	249,490	16,698,366
Total		51,572,106
Hotel & Resort REITs 5.0%
Chesapeake Lodging Trust	53,610	1,386,355
Host Hotels & Resorts, Inc.	614,330	11,573,977
RLJ Lodging Trust	94,140	2,305,489
Sunstone Hotel Investors, Inc.	403,750	6,157,187
Total		21,423,008
Industrial REITs 6.3%
Duke Realty Corp.	350,420	9,307,155
First Industrial Realty Trust, Inc.	64,640	1,813,152
ProLogis, Inc.	224,831	11,868,828
STAG Industrial, Inc.	169,440	4,044,533
Total		27,033,668

Common Stocks (continued)

Issuer	Shares	Value ($)
Office REITs 15.4%
Alexandria Real Estate Equities, Inc.	24,900	2,767,137
Boston Properties, Inc.	113,870	14,322,569
Columbia Property Trust, Inc.	166,480	3,595,968
Corporate Office Properties Trust	122,070	3,811,025
Douglas Emmett, Inc.	194,429	7,108,324
Highwoods Properties, Inc.	118,060	6,022,241
Hudson Pacific Properties, Inc.	136,550	4,749,209
Mack-Cali Realty Corp.	73,180	2,123,684
Parkway, Inc.(a)	131,040	2,915,640
SL Green Realty Corp.	42,460	4,566,573
Vornado Realty Trust	130,390	13,608,804
Total		65,591,174
Residential REITs 15.6%
American Homes 4 Rent, Class A	194,230	4,074,945
AvalonBay Communities, Inc.	99,770	17,674,255
Camden Property Trust	67,780	5,698,265
Colony Starwood Homes	96,970	2,793,706
Education Realty Trust, Inc.	82,180	3,476,214
Equity Residential	173,720	11,180,619
Essex Property Trust, Inc.	33,743	7,845,248
Mid-America Apartment Communities, Inc.	23,300	2,281,536
Silver Bay Realty Trust Corp.	70,210	1,203,399
UDR, Inc.	284,960	10,395,341
Total		66,623,528
Retail REITs 20.8%
DDR Corp.	453,990	6,932,427
Equity One, Inc.	169,070	5,188,758
General Growth Properties, Inc.	328,632	8,209,227
Kimco Realty Corp.	361,430	9,093,579
Kite Realty Group Trust	96,540	2,266,759
Macerich Co. (The)	119,722	8,481,107
National Retail Properties, Inc.	129,576	5,727,259
Ramco-Gershenson Properties Trust	119,500	1,981,310
Regency Centers Corp.	85,040	5,863,508
Simon Property Group, Inc.	158,692	28,194,808
Weingarten Realty Investors	191,890	6,867,743
Total		88,806,485

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016

VARIABLE PORTFOLIO FUNDS

PORTFOLIO OF INVESTMENTS (continued)

Variable Portfolio — CenterSquare Real Estate Fund

December 31, 2016

Common Stocks (continued)

Issuer	Shares	Value ($)
Specialized REITs 14.4%
CubeSmart	334,250	8,947,873
CyrusOne, Inc.	247,040	11,050,099
Digital Realty Trust, Inc.	59,190	5,816,009
Equinix, Inc.	44,630	15,951,208
Life Storage, Inc.	19,717	1,681,071
Public Storage	73,420	16,409,370
QTS Realty Trust Inc., Class A	37,513	1,862,521
Total		61,718,151
Total Equity Real Estate Investment Trusts (REITs)		413,629,791
Total Real Estate		413,629,791
Total Common Stocks (Cost: $426,583,761)		418,052,740

Money Market Funds 1.6%

	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.594%(b)(c)	6,686,172	6,686,172
Total Money Market Funds (Cost: $6,686,172)		6,686,172
Total Investments (Cost: $433,269,933)		424,738,912
Other Assets & Liabilities, Net		2,581,801
Net Assets		427,320,713

Notes to Portfolio of Investments

(a)  Non-income producing investment.

(b)  The rate shown is the seven-day current annualized yield at December 31, 2016.

(c)  As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company's outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended December 31, 2016 are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds From Sales ($)	Realized Gain (Loss) ($)	Ending Cost ($)	Dividends — Affiliated Issuers ($)	Value ($)
Columbia Short-Term Cash Fund	1,671,883	299,919,531	(294,905,335)	93	6,686,172	33,222	6,686,172

Fair Value Measurements

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset's or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>  Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>  Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>  Level 3 — Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016

VARIABLE PORTFOLIO FUNDS

PORTFOLIO OF INVESTMENTS (continued)

Variable Portfolio — CenterSquare Real Estate Fund

December 31, 2016

Fair Value Measurements (continued)

affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Certain investments that have been measured at fair value using the net asset value (NAV) per share (or its equivalent) are not categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to reconcile the fair value hierarchy to the amounts presented in the Portfolio of Investments. The Columbia Short-Term Cash Fund seeks to provide shareholders with maximum current income consistent with liquidity and stability of principal. Columbia Short-Term Cash Fund prices its shares with a floating NAV and no longer seeks to maintain a stable NAV.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund's Board of Trustees (the Board), the Investment Manager's Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager's organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The following table is a summary of the inputs used to value the Fund's investments at December 31, 2016:

	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Investments
Common Stocks
Consumer Discretionary	4,422,949	—	—	4,422,949
Real Estate	413,629,791	—	—	413,629,791
Total Common Stocks	418,052,740	—	—	418,052,740
Investments measured at net asset value
Money Market Funds	—	—	—	6,686,172
Total Investments	418,052,740	—	—	424,738,912

See the Portfolio of Investments for all investment classifications not indicated in the table.

There were no transfers of financial assets between levels during the period.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016

VARIABLE PORTFOLIO FUNDS

PORTFOLIO OF INVESTMENTS

Variable Portfolio — Columbia Wanger International Equities Fund

December 31, 2016

(Percentages represent value of investments compared to net assets)

Common Stocks 97.9%

Issuer	Shares	Value ($)
AUSTRALIA 2.5%
Domino's Pizza Enterprises Ltd.	24,943	1,166,417
Sirtex Medical Ltd.	19,950	203,352
TFS Corp., Ltd.	679,112	812,269
Total		2,182,038
BELGIUM 0.8%
Melexis NV	10,548	706,729
CAMBODIA 0.9%
NagaCorp Ltd.	1,383,000	797,129
CANADA 8.0%
AG Growth International, Inc.	27,805	1,087,639
Boardwalk Real Estate Investment Trust	17,173	622,252
CAE, Inc.	36,666	512,857
CCL Industries, Inc.	9,479	1,862,406
PrairieSky Royalty Ltd.	27,050	643,486
ShawCor Ltd.	18,884	504,080
Tahoe Resources, Inc.	49,211	463,650
Uni-Select, Inc.	20,415	448,396
Vermilion Energy, Inc.	18,499	778,318
Total		6,923,084
CHINA 1.6%
51job, Inc., ADR(a)	19,773	668,327
China Everbright Water Ltd.	505,700	174,071
China Medical System Holdings Ltd.	340,000	536,787
Total		1,379,185
DENMARK 2.5%
SimCorp AS	27,745	1,352,188
William Demant Holding A/S(a)	47,436	824,799
Total		2,176,987
FINLAND 2.2%
Munksjo OYJ	18,529	308,172
Konecranes OYJ	14,521	516,346
Tikkurila OYJ	53,785	1,064,962
Total		1,889,480
FRANCE 2.1%
Elior Group(b)	57,421	1,312,849
Eurofins Scientific SE	1,280	545,694
Total		1,858,543

Common Stocks (continued)

Issuer	Shares	Value ($)
GERMANY 7.7%
AURELIUS Equity Opportunities SE & Co. KGaA	23,265	1,360,235
Deutsche Beteiligungs AG	28,000	905,977
Fielmann AG	5,903	389,553
MTU Aero Engines AG	9,149	1,055,336
Norma Group SE	15,544	662,120
Rational AG	987	440,194
Stroeer SE & Co. KGaA	20,978	919,509
Wirecard AG	20,943	898,612
Total		6,631,536
HONG KONG 2.3%
Value Partners Group Ltd.	615,000	485,821
Vitasoy International Holdings Ltd.	751,000	1,504,708
Total		1,990,529
INDIA 3.4%
Amara Raja Batteries Ltd.	89,747	1,148,730
Credit Analysis & Research Ltd.	21,000	403,479
GRUH Finance Ltd.	85,868	407,702
TVS Motor Co., Ltd.	102,721	543,940
United Breweries Ltd.	41,747	478,715
Total		2,982,566
INDONESIA 0.9%
PT Link Net Tbk	924,800	353,514
PT Media Nusantara Citra Tbk	3,490,720	452,852
Total		806,366
ITALY 2.4%
Brembo SpA	20,445	1,237,483
Industria Macchine Automatiche SpA	14,291	866,501
Total		2,103,984
JAPAN 20.8%
Aeon Credit Service Co., Ltd.	38,200	676,604
Aeon Mall Co., Ltd.	78,300	1,100,335
Aica Kogyo Co., Ltd.	22,300	587,049
Asahi Intecc Co., Ltd.	15,900	642,673
ASKUL Corp.	11,900	406,222
CyberAgent, Inc.	27,000	664,786
Daiseki Co., Ltd.	25,100	513,626

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016

VARIABLE PORTFOLIO FUNDS

PORTFOLIO OF INVESTMENTS (continued)

Variable Portfolio — Columbia Wanger International Equities Fund

December 31, 2016

Common Stocks (continued)

Issuer	Shares	Value ($)
DIP Corp.	32,200	663,514
Disco Corp.	5,400	652,866
Glory Ltd.	21,000	661,759
Hikari Tsushin, Inc.	10,200	949,499
Istyle, Inc.	99,600	704,941
Japan Airport Terminal Co., Ltd.	9,500	343,273
Kintetsu World Express, Inc.	30,700	424,753
Milbon Co., Ltd.	14,160	535,070
MonotaRO Co., Ltd	21,400	436,377
Nakanishi, Inc.	14,300	552,713
NGK Spark Plug Co., Ltd.	28,600	633,912
Nippon Shinyaku Co., Ltd.	14,000	689,086
NOF Corp.	64,000	613,944
OSG Corp.	20,000	392,699
Otsuka Corp.	10,500	489,765
Santen Pharmaceutical Co., Ltd.	38,800	473,411
Seria Co., Ltd.	12,200	828,647
Seven Bank Ltd.	208,100	595,036
Sohgo Security Services Co., Ltd.	15,000	575,756
Temp Holdings Co., Ltd.	33,300	514,975
Ushio, Inc.	52,500	667,733
Yonex Co., Ltd.	22,000	1,021,637
Total		18,012,661
MALTA 1.2%
Unibet Group PLC, SDR	114,634	1,076,432
MEXICO 1.2%
Grupo Aeroportuario del Centro Norte SAB de CV	115,600	497,596
Grupo Aeroportuario del Sureste SAB de CV, ADR	3,934	566,063
Total		1,063,659
NETHERLANDS 1.9%
Aalberts Industries NV	29,940	971,334
Gemalto NV	11,391	658,532
Total		1,629,866
NEW ZEALAND 0.6%
SKYCITY Entertainment Group Ltd.	195,684	533,920
NORWAY 1.0%
Atea ASA	91,446	841,883

Common Stocks (continued)

Issuer	Shares	Value ($)
PHILIPPINES 1.2%
Melco Crown Philippines Resorts Corp.(a)	8,805,000	668,062
Puregold Price Club, Inc.	505,000	396,178
Total		1,064,240
SINGAPORE 1.2%
Mapletree Commercial Trust	802,678	773,218
SIIC Environment Holdings Ltd.(a)	666,600	269,282
Total		1,042,500
SOUTH AFRICA 1.1%
Coronation Fund Managers Ltd.	90,068	460,703
Famous Brands Ltd.	39,067	445,208
Total		905,911
SOUTH KOREA 4.4%
KEPCO Plant Service & Engineering Co., Ltd.	8,183	366,684
Koh Young Technology, Inc.	24,330	909,584
Korea Investment Holdings Co., Ltd.	17,229	597,069
Medy-Tox, Inc.	2,292	674,523
Modetour Network, Inc.	33,603	803,644
Yuhan Corp.	2,571	424,315
Total		3,775,819
SPAIN 2.7%
Bolsas y Mercados Españoles SHMSF SA	14,120	416,101
Distribuidora Internacional de Alimentacion SA	90,560	444,705
Prosegur Cia de Seguridad SA, Registered Shares	158,871	993,380
Viscofan SA	9,016	444,639
Total		2,298,825
SWEDEN 4.1%
Byggmax Group AB	65,736	454,566
Millicom International Cellular SA, SDR	12,727	543,830
Recipharm AB, B Shares	67,966	902,672
Sweco AB, Class B	44,662	883,377
Trelleborg AB, Class B	40,161	790,384
Total		3,574,829

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016

VARIABLE PORTFOLIO FUNDS

PORTFOLIO OF INVESTMENTS (continued)

Variable Portfolio — Columbia Wanger International Equities Fund

December 31, 2016

Common Stocks (continued)

Issuer	Shares	Value ($)
SWITZERLAND 0.7%
Inficon Holding AG	1,694	610,525
TAIWAN 2.6%
Advantech Co., Ltd.	51,051	402,562
PChome Online, Inc.	36,504	319,515
Silergy Corp.	68,000	952,562
St. Shine Optical Co., Ltd.	8,000	152,715
Voltronic Power Technology Corp.	32,191	444,975
Total		2,272,329
THAILAND 0.5%
Home Product Center PCL, Foreign Registered Shares	1,498,700	425,934
TURKEY 0.5%
Logo Yazilim Sanayi Ve Ticaret AS(a)	29,775	458,837
UNITED KINGDOM 14.3%
Abcam PLC	94,986	896,773
Assura PLC	635,009	448,377
Big Yellow Group PLC	147,969	1,253,980
Connect Group PLC	205,861	387,531
Domino's Pizza Group PLC	115,000	510,337
DS Smith PLC	86,441	434,071
Halma PLC	91,036	1,007,175
Hastings Group Holdings PLC(b)	280,344	853,375
LivaNova PLC(a)	14,631	657,956

Common Stocks (continued)

Issuer	Shares	Value ($)
Ocado Group PLC(a)	148,979	484,892
Polypipe Group PLC	155,980	622,632
PureCircle Ltd.(a)	100,646	310,090
Rentokil Initial PLC	323,249	884,338
Rightmove PLC	32,000	1,537,165
Shaftesbury PLC	78,260	876,176
Spirax-Sarco Engineering PLC	9,674	497,867
WH Smith PLC	39,047	748,172
Total		12,410,907
UNITED STATES 0.6%
Ultragenyx Pharmaceutical, Inc.(a)	7,000	492,170
Total Common Stocks (Cost: $83,839,044)		84,919,403

Money Market Funds 1.9%

	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.594%(c)(d)	1,658,199	1,658,199
Total Money Market Funds (Cost: $1,658,232)		1,658,199
Total Investments (Cost: $85,497,276)		86,577,602
Other Assets & Liabilities, Net		132,714
Net Assets		86,710,316

Notes to Portfolio of Investments

(a)  Non-income producing investment.

(b)  Represents privately placed and other securities and instruments exempt from SEC registration (collectively, private placements), such as Section 4(a)(2) and Rule 144A eligible securities, which are often sold only to qualified institutional buyers. The Fund may invest in private placements determined to be liquid as well as those determined to be illiquid. Private placements may be determined to be liquid under guidelines established by the Fund's Board of Trustees. At December 31, 2016, the value of these securities amounted to $2,166,224 or 2.50% of net assets.

(c)  The rate shown is the seven-day current annualized yield at December 31, 2016.

(d)  As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company's outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended December 31, 2016 are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds From Sales ($)	Realized Gain (Loss) ($)	Ending Cost ($)	Dividends — Affiliated Issuers ($)	Value ($)
Columbia Short-Term Cash Fund	22,845,249	215,030,213	(236,217,229)	(1)	1,658,232	35,085	1,658,199

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016

VARIABLE PORTFOLIO FUNDS

PORTFOLIO OF INVESTMENTS (continued)

Variable Portfolio — Columbia Wanger International Equities Fund

December 31, 2016

Abbreviation Legend

ADR  American Depositary Receipt

SDR  Swedish Depositary Receipt

Fair Value Measurements

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset's or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>  Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>  Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>  Level 3 — Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Foreign equity securities actively traded in markets where there is a significant delay in the local close relative to the New York Stock Exchange (NYSE) are classified as Level 2. The values of these securities may include an adjustment to reflect the impact of significant market movements following the close of local trading, as described in Note 2 to the financial statements — Security Valuation.

Certain investments that have been measured at fair value using the net asset value (NAV) per share (or its equivalent) are not categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to reconcile the fair value hierarchy to the amounts presented in the Portfolio of Investments. The Columbia Short-Term Cash Fund seeks to provide shareholders with maximum current income consistent with liquidity and stability of principal. Columbia Short-Term Cash Fund prices its shares with a floating NAV and no longer seeks to maintain a stable NAV.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund's Board of Trustees (the Board), the Investment Manager's Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager's organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016

VARIABLE PORTFOLIO FUNDS

PORTFOLIO OF INVESTMENTS (continued)

Variable Portfolio — Columbia Wanger International Equities Fund

December 31, 2016

Fair Value Measurements (continued)

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The following table is a summary of the inputs used to value the Fund's investments at December 31, 2016:

	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Investments
Common Stocks
Australia	—	2,182,038	—	2,182,038
Belgium	—	706,729	—	706,729
Cambodia	—	797,129	—	797,129
Canada	6,923,084	—	—	6,923,084
China	668,327	710,858	—	1,379,185
Denmark	—	2,176,987	—	2,176,987
Finland	—	1,889,480	—	1,889,480
France	—	1,858,543	—	1,858,543
Germany	—	6,631,536	—	6,631,536
Hong Kong	—	1,990,529	—	1,990,529
India	—	2,982,566	—	2,982,566
Indonesia	—	806,366	—	806,366
Italy	—	2,103,984	—	2,103,984
Japan	—	18,012,661	—	18,012,661
Malta	—	1,076,432	—	1,076,432
Mexico	1,063,659	—	—	1,063,659
Netherlands	—	1,629,866	—	1,629,866
New Zealand	—	533,920	—	533,920
Norway	—	841,883	—	841,883
Philippines	—	1,064,240	—	1,064,240
Singapore	—	1,042,500	—	1,042,500
South Africa	—	905,911	—	905,911
South Korea	—	3,775,819	—	3,775,819
Spain	—	2,298,825	—	2,298,825
Sweden	—	3,574,829	—	3,574,829
Switzerland	—	610,525	—	610,525
Taiwan	—	2,272,329	—	2,272,329
Thailand	—	425,934	—	425,934

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016

VARIABLE PORTFOLIO FUNDS

PORTFOLIO OF INVESTMENTS (continued)

Variable Portfolio — Columbia Wanger International Equities Fund

December 31, 2016

Fair Value Measurements (continued)

	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Turkey	—	458,837	—	458,837
United Kingdom	657,956	11,752,951	—	12,410,907
United States	492,170	—	—	492,170
Total Common Stocks	9,805,196	75,114,207	—	84,919,403
Investments measured at net asset value
Money Market Funds	—	—	—	1,658,199
Total Investments	9,805,196	75,114,207	—	86,577,602

See the Portfolio of Investments for all investment classifications not indicated in the table.

The Fund's assets assigned to the Level 2 input category are generally valued using the market approach, in which a security's value is determined through reference to prices and information from market transactions for similar or identical assets. These assets include certain foreign securities for which a third party statistical pricing service may be employed for purposes of fair market valuation. The model utilized by such third party statistical pricing service takes into account a security's correlation to available market data including, but not limited to, intraday index, ADR, and exchange-traded fund movements.

There were no transfers of financial assets between levels during the period.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016

VARIABLE PORTFOLIO FUNDS

PORTFOLIO OF INVESTMENTS

Variable Portfolio — DFA International Value Fund

December 31, 2016

(Percentages represent value of investments compared to net assets)

Common Stocks 98.5%

Issuer	Shares	Value ($)
AUSTRALIA 6.1%
Aurizon Holdings Ltd.	617,474	2,245,023
Australia and New Zealand Banking Group Ltd.	1,032,562	22,603,995
Bank of Queensland Ltd.	51,219	437,719
Bendigo & Adelaide Bank Ltd.	250,090	2,287,763
BHP Billiton Ltd.	1,516,066	27,160,064
BHP Billiton Ltd., ADR	101,907	3,646,232
BlueScope Steel Ltd.	85,055	565,281
Boral Ltd.	620,840	2,416,979
Fortescue Metals Group Ltd.	1,423,473	5,948,697
Incitec Pivot Ltd.	802,476	2,076,477
National Australia Bank Ltd.	99,909	2,206,839
Newcrest Mining Ltd.	591,466	8,481,067
Origin Energy Ltd.	723,564	3,423,364
QBE Insurance Group Ltd.	436,888	3,903,486
Rio Tinto Ltd.	113,509	4,862,852
Santos Ltd.	1,196,416	3,446,439
South32 Ltd.	1,457,748	2,869,654
South32 Ltd., ADR	31,453	311,385
Star Entertainment Group Ltd. (The)	164,282	611,401
Suncorp Group Ltd.	581,602	5,663,134
Tatts Group Ltd.	92,360	297,618
Treasury Wine Estates Ltd.	293,758	2,259,771
Woodside Petroleum Ltd.	636,196	14,249,699
Total		121,974,939
AUSTRIA 0.1%
OMV AG	44,633	1,576,748
BELGIUM 0.9%
Ageas	97,010	3,840,643
Colruyt SA	13,082	647,295
KBC Group NV	96,244	5,960,143
Proximus SADP	25,316	729,114
Solvay SA	41,161	4,824,589
UCB SA	17,518	1,123,200
Umicore SA	23,111	1,317,351
Total		18,442,335

Common Stocks (continued)

Issuer	Shares	Value ($)
CANADA 7.6%
AltaGas Ltd.	24,699	623,615
Bank of Montreal	14,800	1,064,489
Bank of Montreal	311,687	22,416,529
Blackberry Ltd.(a)	167,299	1,151,337
Cameco Corp.	179,661	1,878,703
Cameco Corp.	69,171	724,220
Canadian Natural Resources Ltd.	117,168	3,734,122
Canadian Natural Resources Ltd.	161,987	5,164,146
Cenovus Energy, Inc.	217,920	3,294,809
Cenovus Energy, Inc.	89,062	1,347,508
Crescent Point Energy Corp.	350,441	4,763,377
Crescent Point Energy Corp.	141,206	1,918,990
Eldorado Gold Corp.(a)	98,835	318,003
Empire Co., Ltd., Class A	168,855	1,976,986
Enbridge Income Fund Holdings, Inc.	10,700	277,093
EnCana Corp.	106,153	1,246,022
EnCana Corp.	346,210	4,064,505
Fairfax Financial Holdings Ltd.	9,989	4,824,687
Finning International, Inc.	94,158	1,843,678
First Quantum Minerals Ltd.	292,473	2,908,066
Genworth MI Canada, Inc.	5,210	130,614
Goldcorp, Inc.	54,790	745,144
Goldcorp, Inc.	279,908	3,810,904
Husky Energy, Inc.(a)	247,536	3,003,286
Imperial Oil Ltd.	31,592	1,098,138
Industrial Alliance Insurance & Financial Services, Inc.	89,305	3,551,182
Kinross Gold Corp.(a)	1,069,668	3,338,107
Lundin Mining Corp.(a)	283,911	1,353,316
Magna International, Inc.	47,483	2,060,762
Manulife Financial Corp.	613,996	10,934,081
Manulife Financial Corp.	136,544	2,433,214
Maple Leaf Foods, Inc.	9,849	206,274
Silver Wheaton Corp.	48,001	927,379
Silver Wheaton Corp.	23,850	460,782
Sun Life Financial, Inc.	82,577	3,170,479
Sun Life Financial, Inc.	98,243	3,773,514
Suncor Energy, Inc.	822,363	26,888,419
Suncor Energy, Inc.	67,495	2,206,412

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016

VARIABLE PORTFOLIO FUNDS

PORTFOLIO OF INVESTMENTS (continued)

Variable Portfolio — DFA International Value Fund

December 31, 2016

Common Stocks (continued)

Issuer	Shares	Value ($)
Tahoe Resources, Inc.	27,600	260,038
Teck Resources Ltd., Class B	256,774	5,138,731
Teck Resources Ltd., Class B	82,120	1,644,864
Tourmaline Oil Corp.(a)	185,493	4,961,124
Turquoise Hill Resources Ltd.(a)	304,258	976,689
Whitecap Resources, Inc.	140,924	1,276,309
WSP Global, Inc.	53,085	1,766,930
Yamana Gold, Inc.	491,723	1,380,699
Total		153,038,276
DENMARK 1.6%
AP Moller - Maersk A/S, Class A	1,833	2,769,290
AP Moller - Maersk A/S, Class B	2,830	4,515,979
Carlsberg A/S, Class B	49,567	4,277,676
Danske Bank A/S	169,944	5,154,266
DSV A/S	113,563	5,052,247
ISS A/S	87,856	2,965,645
Vestas Wind Systems A/S	129,095	8,390,033
Total		33,125,136
FINLAND 0.9%
Fortum OYJ	203,581	3,122,346
Neste OYJ	28,037	1,077,230
Stora Enso OYJ, Class R	459,813	4,941,868
UPM-Kymmene OYJ	353,186	8,677,378
Total		17,818,822
FRANCE 9.7%
AXA SA	360,991	9,114,236
BNP Paribas SA	295,742	18,849,998
Bollore SA	275,802	972,582
Bouygues SA	114,258	4,094,719
Casino Guichard Perrachon SA	49,798	2,389,823
Cie de Saint-Gobain	299,205	13,938,478
Cie Generale des Etablissements Michelin	44,998	5,006,709
CNP Assurances	130,968	2,426,398
Credit Agricole SA	259,825	3,221,888
Electricite de France SA	93,967	957,491
Engie SA	862,887	11,008,819
Natixis SA	201,159	1,134,981
Orange SA	1,134,294	17,235,607

Common Stocks (continued)

Issuer	Shares	Value ($)
Peugeot SA(a)	425,485	6,940,009
Renault SA	169,899	15,114,128
SCOR SE	94,009	3,248,811
Societe Generale SA	411,399	20,243,358
STMicroelectronics NV	423,156	4,799,566
Total SA	1,027,818	52,711,778
Vivendi SA	134,470	2,555,683
Total		195,965,062
GERMANY 7.9%
Allianz SE, Registered Shares	188,589	31,124,335
Bayerische Motoren Werke AG	217,491	20,256,254
Commerzbank AG	461,923	3,516,989
Daimler AG, Registered Shares	527,311	39,134,712
Deutsche Bank AG, Registered Shares(a)	54,710	990,251
Deutsche Bank AG, Registered Shares(a)	359,877	6,527,936
Deutsche Lufthansa AG, Registered Shares	218,589	2,817,773
E.ON SE	1,981,668	13,940,927
Fraport AG Frankfurt Airport Services Worldwide	11,462	676,349
Hannover Rueckversicherung AG	13,598	1,468,957
HeidelbergCement AG	86,649	8,065,292
Linde AG	14,719	2,414,471
Metro AG	167,433	5,564,994
Muenchener Rueckversicherungs- Gesellschaft AG in Muenchen, Registered Shares	41,973	7,927,775
RWE AG(a)	481,808	5,978,590
Talanx AG	43,989	1,469,186
Telefonica Deutschland Holding AG	278,615	1,190,914
Uniper SE(a)	198,166	2,727,652
Volkswagen AG	21,503	3,086,219
Total		158,879,576
HONG KONG 2.3%
Cathay Pacific Airways Ltd.	998,000	1,309,717
CK Hutchison Holdings Ltd.	945,768	10,676,264
FIH Mobile Ltd.	133,000	41,926
Guoco Group Ltd.	1,000	11,011
Hang Lung Group Ltd.	621,000	2,154,807
Hang Lung Properties Ltd.	1,090,000	2,298,428

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016

VARIABLE PORTFOLIO FUNDS

PORTFOLIO OF INVESTMENTS (continued)

Variable Portfolio — DFA International Value Fund

December 31, 2016

Common Stocks (continued)

Issuer	Shares	Value ($)
Henderson Land Development Co., Ltd.	87,204	462,180
Hopewell Holdings Ltd.	200,500	690,580
Kerry Properties Ltd.	416,000	1,124,959
MTR Corp.	304,916	1,478,304
New World Development Co., Ltd.	4,199,126	4,424,229
NWS Holdings Ltd.	641,892	1,043,448
Shangri-La Asia Ltd.	878,000	924,581
Sino Land Co., Ltd.	117,447	175,119
Sun Hung Kai Properties Ltd.	556,476	7,007,413
Swire Pacific Ltd., Class A	438,000	4,167,909
Swire Pacific Ltd., Class B	510,000	875,212
Wharf Holdings Ltd. (The)	559,000	3,702,804
Wheelock & Co., Ltd.	684,000	3,838,776
Yue Yuen Industrial Holdings Ltd.	162,000	587,203
Total		46,994,870
IRELAND 0.4%
Bank of Ireland(a)	10,702,889	2,621,331
CRH PLC	69,274	2,389,438
CRH PLC, ADR	82,010	2,819,504
Paddy Power Betfair PLC	255	27,133
Total		7,857,406
ISRAEL 0.4%
Azrieli Group Ltd.	4,927	213,834
Bank Hapoalim BM	568,556	3,374,673
Bank Leumi Le-Israel BM(a)	720,740	2,961,941
Mizrahi Tefahot Bank Ltd.	100,883	1,473,359
Teva Pharmaceutical Industries Ltd., ADR	24,680	894,650
Total		8,918,457
ITALY 0.5%
Assicurazioni Generali SpA	36,683	545,235
Mediobanca SpA	331,160	2,703,360
UniCredit SpA	2,588,073	7,448,335
Total		10,696,930
JAPAN 22.6%
Aeon Co., Ltd.	490,100	6,926,879
Aisin Seiki Co., Ltd.	105,600	4,569,253
Alfresa Holdings Corp.	51,200	845,669
Amada Holdings Co., Ltd.	158,400	1,764,667

Common Stocks (continued)

Issuer	Shares	Value ($)
Aoyama Trading Co., Ltd.	2,800	97,299
Asahi Glass Co., Ltd.	773,000	5,244,538
Asahi Kasei Corp.	455,000	3,959,079
Bank of Kyoto Ltd. (The)	115,000	852,445
Brother Industries Ltd.	81,945	1,473,160
Calsonic Kansei Corp.	59,000	904,315
Canon Marketing Japan, Inc.	26,800	450,004
Chiba Bank Ltd. (The)	267,000	1,636,745
Chugoku Bank Ltd. (The)	51,000	731,422
Citizen Watch Co., Ltd.	223,000	1,329,552
Coca-Cola East Japan Co., Ltd.	15,100	332,413
Coca-Cola West Co., Ltd.	30,600	900,826
COMSYS Holdings Corp.	19,000	347,373
Concordia Financial Group Ltd.	496,000	2,386,814
Credit Saison Co., Ltd.	32,800	583,705
Dai Nippon Printing Co., Ltd.	228,000	2,249,597
Dai-ichi Life Holdings, Inc.	206,700	3,436,694
Daido Steel Co., Ltd.	37,000	152,628
Daiwa Securities Group, Inc.	125,000	769,716
Denka Co., Ltd.	185,000	814,487
Denso Corp.	35,500	1,535,605
DIC Corp.	55,300	1,675,883
Ebara Corp.	52,600	1,495,181
Fuji Media Holdings, Inc.	11,100	155,285
FUJIFILM Holdings Corp.	158,900	6,016,876
Fujitsu Ltd.	78,000	431,929
Fukuoka Financial Group, Inc.	326,000	1,445,804
Furukawa Electric Co., Ltd.	9,900	288,901
Glory Ltd.	16,800	529,407
Gunma Bank Ltd. (The)	114,000	622,977
H2O Retailing Corp.	53,300	811,804
Hachijuni Bank Ltd. (The)	126,000	729,082
Hankyu Hanshin Holdings, Inc.	103,600	3,317,359
Heiwa Corp.	11,800	269,587
Hiroshima Bank Ltd. (The)	161,000	750,230
Hitachi Capital Corp.	30,500	748,921
Hitachi Chemical Co., Ltd.	63,500	1,584,089
Hitachi Construction Machine Co., Ltd.	72,300	1,563,046
Hitachi Ltd.	2,518,000	13,577,417

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016

VARIABLE PORTFOLIO FUNDS

PORTFOLIO OF INVESTMENTS (continued)

Variable Portfolio — DFA International Value Fund

December 31, 2016

Common Stocks (continued)

Issuer	Shares	Value ($)
Hitachi Metals Ltd.	176,400	2,374,947
Hitachi Transport System Ltd	20,800	421,394
Hokuhoku Financial Group, Inc.	36,100	621,930
Honda Motor Co., Ltd.	849,700	24,807,259
House Foods Group, Inc.	23,900	494,495
Ibiden Co., Ltd.	82,900	1,111,806
Idemitsu Kosan Co., Ltd.	42,100	1,116,716
IHI Corp.(a)	488,000	1,263,871
Iida Group Holdings Co., Ltd.	63,400	1,201,889
Inpex Corp.	495,100	4,948,926
Isetan Mitsukoshi Holdings Ltd.	97,400	1,048,769
ITOCHU Corp.	438,600	5,807,399
Iyo Bank Ltd. (The)	77,600	534,073
J Front Retailing Co., Ltd.	183,300	2,467,894
JFE Holdings, Inc.	408,800	6,182,048
JGC Corp.	26,900	487,329
JSR Corp.	137,200	2,159,576
JTEKT Corp.	169,400	2,701,219
JX Holdings, Inc.	846,100	3,575,128
K's Holdings Corp.	40,400	706,337
Kamigumi Co., Ltd.	103,000	981,006
Kaneka Corp.	193,000	1,569,847
Kawasaki Heavy Industries Ltd.	75,000	234,762
Kawasaki Kisen Kaisha Ltd.	605,000	1,367,044
Kinden Corp.	26,800	333,602
Kobe Steel Ltd.(a)	206,500	1,963,441
Komatsu Ltd.	168,300	3,812,021
Konica Minolta, Inc.	374,000	3,706,602
Kuraray Co., Ltd.	273,000	4,093,790
Kyocera Corp.	54,700	2,712,055
Kyushu Financial Group, Inc.	52,800	357,747
LIXIL Group Corp.	136,500	3,093,809
Marubeni Corp.	1,301,500	7,361,383
Mazda Motor Corp.	444,700	7,241,484
Mebuki Financial Group, Inc.	122,850	454,045
Medipal Holdings Corp.	53,600	844,314
Mitsubishi Chemical Holdings Corp.	1,134,100	7,332,708
Mitsubishi Corp.	244,100	5,184,356
Mitsubishi Gas Chemical Co., Inc.	127,000	2,164,007
Mitsubishi Heavy Industries Ltd.	1,582,000	7,191,842

Common Stocks (continued)

Issuer	Shares	Value ($)
Mitsubishi Logistics Corp.	24,000	338,360
Mitsubishi Materials Corp.	85,900	2,627,442
Mitsubishi Motors Corp.	442,600	2,516,010
Mitsubishi UFJ Financial Group, Inc.	4,433,800	27,344,683
Mitsubishi UFJ Lease & Finance Co., Ltd.	364,700	1,881,027
Mitsui & Co., Ltd.	327,100	4,482,028
Mitsui Chemicals, Inc.	556,000	2,491,181
Mitsui OSK Lines Ltd.	815,000	2,249,455
Mizuho Financial Group, Inc.	10,908,400	19,575,504
MS&AD Insurance Group Holdings, Inc.	44,600	1,381,153
NEC Corp.	2,162,000	5,718,328
NH Foods Ltd.	55,000	1,483,711
NHK Spring Co., Ltd.	130,800	1,243,966
Nikon Corp.	125,000	1,941,306
Nippo Corp.	34,000	633,436
Nippon Electric Glass Co., Ltd.	156,000	841,692
Nippon Express Co., Ltd.	647,000	3,473,917
Nippon Paper Industries Co., Ltd.	66,000	1,115,060
Nippon Shokubai Co., Ltd.	17,600	1,096,077
Nippon Steel & Sumitomo Metal Corp.	365,300	8,090,975
Nippon Yusen KK	1,273,000	2,357,453
Nissan Motor Co., Ltd.	1,204,800	12,085,521
Nisshinbo Holdings, Inc.	61,000	587,360
NOK Corp.	67,600	1,367,252
Nomura Holdings, Inc.	658,800	3,894,933
Nomura Real Estate Holdings, Inc.	72,800	1,235,413
NSK Ltd.	33,800	390,372
NTN Corp.	202,000	814,911
Obayashi Corp.	146,000	1,393,913
Oji Holdings Corp.	638,000	2,594,493
ORIX Corp.	252,700	3,933,087
Resona Holdings, Inc.	1,787,550	9,161,227
Ricoh Co., Ltd.	608,700	5,142,167
Rohm Co., Ltd.	26,500	1,520,383
Sankyo Co., Ltd.	15,700	506,194
SBI Holdings, Inc.	147,900	1,879,209
Sega Sammy Holdings, Inc.	13,100	194,666
Seino Holdings Corp.	62,000	686,989
Sekisui House Ltd.	322,400	5,356,451
Shinsei Bank Ltd.	575,000	962,172

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016

VARIABLE PORTFOLIO FUNDS

PORTFOLIO OF INVESTMENTS (continued)

Variable Portfolio — DFA International Value Fund

December 31, 2016

Common Stocks (continued)

Issuer	Shares	Value ($)
Shizuoka Bank Ltd. (The)	138,000	1,158,171
Sojitz Corp.	524,100	1,268,931
Sompo Holdings, Inc.	78,300	2,644,294
Sumco Corp.	32,200	413,974
Sumitomo Chemical Co., Ltd.	1,182,000	5,603,066
Sumitomo Corp.	206,900	2,428,884
Sumitomo Electric Industries Ltd.	593,300	8,543,113
Sumitomo Forestry Co., Ltd.	81,100	1,071,112
Sumitomo Heavy Industries Ltd.	399,000	2,562,042
Sumitomo Metal Mining Co., Ltd.	236,000	3,010,815
Sumitomo Mitsui Financial Group, Inc.	609,600	23,215,381
Sumitomo Mitsui Trust Holdings, Inc.	113,300	4,053,728
Sumitomo Rubber Industries Ltd.	140,000	2,215,129
Suzuken Co., Ltd.	31,240	1,020,378
T&D Holdings, Inc.	394,400	5,205,058
Taiheiyo Cement Corp.	598,000	1,885,283
Takashimaya Co., Ltd.	154,000	1,267,687
TDK Corp.	87,000	5,965,437
Teijin Ltd.	122,200	2,469,137
THK Co., Ltd.	54,300	1,199,137
Tokai Rika Co., Ltd.	29,900	598,565
Tokio Marine Holdings, Inc.	38,700	1,584,497
Tokyo Broadcasting System Holdings, Inc.	6,900	110,042
Toppan Printing Co Ltd	226,000	2,154,956
Tosoh Corp.	363,000	2,560,597
Toyo Seikan Group Holdings Ltd.	65,700	1,221,740
Toyoda Gosei Co., Ltd.	49,300	1,150,622
Toyota Industries Corp.	43,500	2,068,219
Toyota Motor Corp.	56,574	3,316,844
Toyota Tsusho Corp.	168,100	4,369,289
Ube Industries Ltd.	267,000	557,925
Yamada Denki Co., Ltd.	401,400	2,161,317
Yamaguchi Financial Group, Inc.	82,000	892,743
Yokohama Rubber Co., Ltd. (The)	75,400	1,347,794
Zeon Corp.	16,000	157,579
Total		454,384,496
LUXEMBOURG 0.4%
ArcelorMittal(a)	1,094,483	8,083,190

Common Stocks (continued)

Issuer	Shares	Value ($)
NETHERLANDS 2.4%
Aegon NV	477,849	2,629,726
Akzo Nobel NV	21,956	1,372,621
Boskalis Westminster	29,048	1,008,748
Fiat Chrysler Automobiles NV	30,212	275,570
Gemalto NV	6,348	366,988
ING Groep NV	1,347,390	18,963,081
Koninklijke Ahold Delhaize NV	267,179	5,633,359
Koninklijke DSM NV	104,346	6,256,478
Koninklijke Philips NV	34,059	1,041,184
Koninklijke Philips NV	273,061	8,335,696
NN Group NV	63,270	2,144,225
Total		48,027,676
NEW ZEALAND 0.1%
Auckland International Airport Ltd.	123,507	535,712
Fletcher Building Ltd.	284,555	2,090,840
Fonterra Co-operative Group Ltd.	10,428	43,462
Total		2,670,014
NORWAY 0.6%
DNB ASA	359,201	5,341,000
Norsk Hydro ASA	485,709	2,322,984
Statoil ASA	78,752	1,444,564
Storebrand ASA(a)	148,298	788,601
Subsea 7 SA(a)	80,532	1,019,316
Yara International ASA	22,014	866,758
Total		11,783,223
PORTUGAL —%
Banco Espirito Santo SA, Registered Shares(a)(b)	533,756	16,856
EDP Renovaveis SA	114,029	724,517
Total		741,373
SINGAPORE 0.9%
CapitaLand Ltd.	688,100	1,429,949
City Developments Ltd.	239,800	1,368,486
DBS Group Holdings Ltd.	334,269	3,988,110
Frasers Centrepoint Ltd.	88,900	96,687
Golden Agri-Resources Ltd.	3,841,000	1,137,229
Hutchison Port Holdings Trust	3,346,800	1,452,244

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016

VARIABLE PORTFOLIO FUNDS

PORTFOLIO OF INVESTMENTS (continued)

Variable Portfolio — DFA International Value Fund

December 31, 2016

Common Stocks (continued)

Issuer	Shares	Value ($)
Keppel Corp., Ltd.	1,074,900	4,278,040
Olam International Ltd.	61,700	83,934
SembCorp Industries Ltd.	464,000	909,948
Singapore Airlines Ltd.	367,500	2,448,246
United Industrial Corp., Ltd.	20,000	38,256
UOL Group Ltd.	149,189	615,042
Total		17,846,171
SPAIN 3.1%
Banco de Sabadell SA	1,972,020	2,746,346
Banco Popular Espanol SA	560,660	541,784
Banco Santander SA	8,054,773	42,046,668
CaixaBank SA	300,653	993,755
Iberdrola SA	889,002	5,833,829
Mapfre SA	553,813	1,690,617
Repsol SA	602,152	8,506,342
Total		62,359,341
SWEDEN 2.2%
Boliden AB	363,429	9,490,018
Millicom International Cellular SA, SDR	10,211	436,321
Nordea Bank AB	754,913	8,393,814
Saab AB, Class B	29,681	1,109,299
Skandinaviska Enskilda Banken AB, Class A	231,256	2,425,363
Svenska Cellulosa AB SCA, Class A	12,348	347,375
Svenska Cellulosa AB, Class B	181,372	5,122,277
Svenska Handelsbanken AB, Class A	126,097	1,752,231
Tele2 AB, Class B	169,632	1,360,132
Telefonaktiebolaget LM Ericsson	4,557	26,510
Telefonaktiebolaget LM Ericsson, Class B	1,160,563	6,815,152
Telia Co. AB	1,482,770	5,974,632
Total		43,253,124
SWITZERLAND 7.9%
ABB Ltd.	637,610	13,449,733
Adecco Group AG, Registered Shares	138,568	9,069,584
Baloise Holding AG, Registered Shares	26,347	3,319,572
Banque Cantonale Vaudoise, Registered Shares	97	61,441
Cie Financiere Richemont SA, Class A, Registered Shares	284,812	18,865,334
Common Stocks (continued)

Issuer	Shares	Value ($)
Clariant AG, Registered Shares	284,151	4,902,812
Credit Suisse Group AG, Registered Shares	487,260	6,990,934
Dufry AG, Registered Shares(a)	22,922	2,858,778
Flughafen Zuerich AG, Registered Shares	3,142	582,857
Helvetia Holding AG	244	131,429
Julius Baer Group Ltd.	56,932	2,528,758
LafargeHolcim Ltd.	81,869	4,301,647
LafargeHolcim Ltd., Registered Shares	129,211	6,807,591
Novartis AG, Registered Shares	319,574	23,254,869
Swatch Group AG (The)	26,722	8,310,770
Swatch Group AG (The), Registered Shares	37,823	2,312,169
Swiss Life Holding AG, Registered Shares	9,366	2,650,772
Swiss Re AG	209,770	19,879,019
UBS AG	838,430	13,132,631
UBS Group AG, Registered Shares	62,395	977,730
Zurich Insurance Group AG	50,637	13,943,450
Total		158,331,880
UNITED KINGDOM 19.9%
Anglo American PLC(a)	749,045	10,583,141
Antofagasta PLC	366,269	3,032,580
Aviva PLC	163,532	974,099
Barclays Bank PLC	4,199,939	11,526,091
Barclays Bank PLC, ADR	116,866	1,285,526
Barratt Developments PLC	212,168	1,206,199
BHP Billiton PLC, ADR	115,867	3,645,176
BP PLC	4,936,360	30,918,535
BP PLC, ADR	1,337,145	49,982,480
Carnival PLC, ADR	40,002	2,047,702
Coca-Cola European Partners PLC	289	9,133
Glencore PLC(a)	6,830,842	23,080,623
HSBC Holdings PLC	1,235,762	9,970,886
HSBC Holdings PLC, ADR	1,418,477	56,994,406
J Sainsbury PLC	1,589,428	4,885,025
Kingfisher PLC	941,951	4,058,291
Lloyds Banking Group PLC	5,219,517	4,007,950
Lloyds Banking Group PLC, ADR	284,455	881,810
Pearson PLC	244,648	2,454,710

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016

VARIABLE PORTFOLIO FUNDS

PORTFOLIO OF INVESTMENTS (continued)

Variable Portfolio — DFA International Value Fund

December 31, 2016

Common Stocks (continued)

Issuer	Shares	Value ($)
Pearson PLC, ADR	128,142	1,280,139
Royal Bank of Scotland Group PLC(a)	177,084	489,311
Royal Bank of Scotland Group PLC, ADR(a)	370,125	2,046,791
Royal Dutch Shell PLC, ADR, Class A	858,214	46,669,677
Royal Dutch Shell PLC, ADR, Class B	702,082	40,699,694
Royal Dutch Shell PLC, Class A	732,221	20,028,530
Royal Mail PLC	349,635	1,987,461
Standard Chartered PLC(a)	894,946	7,298,212
Vodafone Group PLC	21,713,987	53,435,501
Vodafone Group PLC, ADR	74,717	1,825,336
Wm Morrison Supermarkets PLC	1,257,524	3,571,723
Total		400,876,738
Total Common Stocks (Cost: $2,044,897,071)		1,983,645,783

Preferred Stocks 1.0%

GERMANY 1.0%
BMW AG	24,443	1,866,715
Porsche Automobil Holding SE	48,915	2,657,064
Volkswagen AG	105,527	14,765,033
Total		19,288,812
Total Preferred Stocks (Cost: $31,070,795)		19,288,812

Rights —%

Issuer	Shares	Value ($)
SPAIN —%
Repsol SA Rights(a)	602,152	223,117
Total Rights (Cost: $210,647)		223,117

Money Market Funds 0.4%

	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.594%(c)(d)	7,944,436	7,944,436
Total Money Market Funds (Cost: $7,944,436)		7,944,436
Total Investments (Cost: $2,084,122,949)		2,011,102,148
Other Assets & Liabilities, Net		2,204,158
Net Assets		2,013,306,306

Notes to Portfolio of Investments

(a)  Non-income producing investment.

(b)  Represents fair value as determined in good faith under procedures approved by the Board of Trustees. At December 31, 2016, the value of these securities amounted to $16,856, which represents less than 0.01% of net assets.

(c)  The rate shown is the seven-day current annualized yield at December 31, 2016.

(d)  As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company's outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended December 31, 2016 are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds From Sales ($)	Realized Gain (Loss) ($)	Ending Cost ($)	Dividends — Affiliated Issuers ($)	Value ($)
Columbia Short-Term Cash Fund	4,143,409	128,362,433	(124,561,309)	(97)	7,944,436	17,712	7,944,436

Abbreviation Legend

ADR  American Depositary Receipt

SDR  Swedish Depositary Receipt

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016

VARIABLE PORTFOLIO FUNDS

PORTFOLIO OF INVESTMENTS (continued)

Variable Portfolio — DFA International Value Fund

December 31, 2016

Fair Value Measurements

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset's or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>  Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>  Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>  Level 3 — Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Foreign equity securities actively traded in markets where there is a significant delay in the local close relative to the New York Stock Exchange (NYSE) are classified as Level 2. The values of these securities may include an adjustment to reflect the impact of significant market movements following the close of local trading, as described in Note 2 to the financial statements — Security Valuation.

Certain investments that have been measured at fair value using the net asset value (NAV) per share (or its equivalent) are not categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to reconcile the fair value hierarchy to the amounts presented in the Portfolio of Investments. The Columbia Short-Term Cash Fund seeks to provide shareholders with maximum current income consistent with liquidity and stability of principal. Columbia Short-Term Cash Fund prices its shares with a floating NAV and no longer seeks to maintain a stable NAV.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund's Board of Trustees (the Board), the Investment Manager's Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager's organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016

VARIABLE PORTFOLIO FUNDS

PORTFOLIO OF INVESTMENTS (continued)

Variable Portfolio — DFA International Value Fund

December 31, 2016

Fair Value Measurements (continued)

The following table is a summary of the inputs used to value the Fund's investments at December 31, 2016:

	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Investments
Common Stocks
Australia	3,957,617	118,017,322	—	121,974,939
Austria	—	1,576,748	—	1,576,748
Belgium	—	18,442,335	—	18,442,335
Canada	153,038,276	—	—	153,038,276
Denmark	—	33,125,136	—	33,125,136
Finland	—	17,818,822	—	17,818,822
France	—	195,965,062	—	195,965,062
Germany	990,251	157,889,325	—	158,879,576
Hong Kong	—	46,994,870	—	46,994,870
Ireland	2,819,504	5,037,902	—	7,857,406
Israel	894,650	8,023,807	—	8,918,457
Italy	—	10,696,930	—	10,696,930
Japan	—	454,384,496	—	454,384,496
Luxembourg	—	8,083,190	—	8,083,190
Netherlands	1,041,184	46,986,492	—	48,027,676
New Zealand	—	2,670,014	—	2,670,014
Norway	—	11,783,223	—	11,783,223
Portugal	—	724,517	16,856	741,373
Singapore	—	17,846,171	—	17,846,171
Spain	—	62,359,341	—	62,359,341
Sweden	—	43,253,124	—	43,253,124
Switzerland	977,730	157,354,150	—	158,331,880
United Kingdom	207,358,737	193,518,001	—	400,876,738
Total Common Stocks	371,077,949	1,612,550,978	16,856	1,983,645,783
Preferred Stocks
Germany	—	19,288,812	—	19,288,812
Rights
Spain	—	223,117	—	223,117
Investments measured at net asset value
Money Market Funds	—	—	—	7,944,436
Total Investments	371,077,949	1,632,062,907	16,856	2,011,102,148

See the Portfolio of Investments for all investment classifications not indicated in the table.

The Fund's assets assigned to the Level 2 input category are generally valued using the market approach, in which a security's value is determined through reference to prices and information from market transactions for similar or identical assets. These assets include certain foreign securities for which a third party statistical pricing service may be employed for purposes of fair market valuation. The model utilized

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016

VARIABLE PORTFOLIO FUNDS

PORTFOLIO OF INVESTMENTS (continued)

Variable Portfolio — DFA International Value Fund

December 31, 2016

Fair Value Measurements (continued)

by such third party statistical pricing service takes into account a security's correlation to available market data including, but not limited to, intraday index, ADR, and exchange-traded fund movements.

Financial assets were transferred from Level 2 to Level 1 as the market for these assets was deemed to be active during the period and fair values were consequently obtained using quoted prices for identical assets rather than being based upon other observable market inputs as of period end.

The following table shows transfers between Level 1 and Level 2 of the fair value hierarchy:

Transfers In		Transfers Out
Level 1 ($)	Level 2 ($)	Level 1 ($)	Level 2 ($)
119,993	—	—	119,993

Transfers between Level 1 and Level 2 are determined based on the fair value at the beginning of the period for security positions held throughout the period.

The Fund does not hold any significant investments (greater than one percent of net assets) categorized as Level 3.

The Fund's assets assigned to the Level 3 category are valued utilizing the valuation technique deemed the most appropriate in the circumstances. Certain common stock classified as Level 3 securities are valued using the market approach. To determine fair value for these securities, management considered various factors which may have included, but were not limited to, discount rates observed in the market for similar assets as well as the movement in certain foreign or domestic market indices. The appropriateness of fair values for these securities is monitored on an ongoing basis which may include results of back testing, manual price reviews and other control procedures. Significant increases (decreases) to any of these inputs would result in a significantly lower (higher) fair value measurement. Generally, a change in observable yields on comparable securities would result in a directionally similar change to discount rates.

There were no transfers of financial assets between Levels 2 and 3 during the period.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016

VARIABLE PORTFOLIO FUNDS

PORTFOLIO OF INVESTMENTS

Variable Portfolio — Eaton Vance Floating-Rate Income Fund

December 31, 2016

(Percentages represent value of investments compared to net assets)

Senior Loans 93.9%

Borrower	Weighted Average Coupon	Principal Amount ($)	Value ($)
AEROSPACE & DEFENSE 2.9%
Armor Holding II LLC 1st Lien Term Loan(a)(b) 06/26/20	5.750%	613,678	610,609
IAP Worldwide Services, Inc.(a)(b) 2nd Lien Term Loan 07/18/19	8.000%	915,702	860,760
IAP Worldwide Services, Inc.(a)(b)(c)(d) Term Loan 07/18/18	1.375%	678,751	663,479
TransDigm, Inc.(a)(b) Tranche D Term Loan 06/04/21	3.983%	1,277,078	1,285,660
Tranche F Term Loan 06/09/23	3.770%	141,395	142,738
Wesco Aircraft Hardware Corp. Tranche A Term Loan(a)(b) 11/30/20	3.270%	296,250	293,845
Total			3,857,091
AUTOMOTIVE 2.8%
Cooper-Standard Automotive, Inc. Tranche B1 Term Loan(a)(b) 11/02/23	3.748%	507,912	512,778
Federal-Mogul Corp.(a)(b) Tranche B Term Loan 04/15/18	4.000%	200,000	199,550
Tranche C Term Loan 04/15/21	4.750%	497,456	492,014
Gates Global LLC Term Loan(a)(b) 07/06/21	4.250%	1,065,699	1,065,699
Metaldyne Performance Group Tranche B1 Term Loan(a)(b) 10/20/21	3.750%	1,163,322	1,165,741
Sage Automotive Interiors, Inc. Term Loan(a)(b)(d) 11/08/22	6.000%	300,000	297,000
Total			3,732,782
BANKING 0.2%
NXT Capital, Inc. Term Loan(a)(b) 11/23/22	5.500%	325,000	328,250
BROKERAGE/ASSET MANAGERS/EXCHANGES 1.8%
Aretec Group, Inc.(a)(b) 1st Lien Term Loan 11/23/20	8.000%	194,425	194,425

Senior Loans (continued)

Borrower	Weighted Average Coupon	Principal Amount ($)	Value ($)
2nd Lien Term Loan PIK 05/23/21	2.000%	444,333	384,348
Guggenheim Partners Investment Management LLC Tranche B Term Loan(a)(b) 07/21/23	3.500%	1,019,038	1,026,681
LPL Holdings, Inc. Tranche B Term Loan(a)(b) 11/21/22	4.806%	742,500	748,685
Total			2,354,139
BUILDING MATERIALS 1.9%
American Builders & Contractors Supply Co., Inc. Term Loan(a)(b) 10/31/23	3.520%	400,000	403,388
CPG International, Inc. Term Loan(a)(b) 09/30/20	4.750%	294,670	296,512
Ply Gem Industries, Inc. Term Loan(a)(b) 02/01/21	4.000%	608,007	612,822
Quikrete Holdings, Inc. 1st Lien Term Loan(a)(b)(d) 11/15/23	4.000%	400,000	403,668
Summit Materials LLC Term Loan(a)(b) 07/18/22	4.000%	766,840	773,074
Total			2,489,464
CABLE AND SATELLITE 4.1%
Altice France SA Tranche B7 Term Loan(a)(b) 01/15/24	5.137%	124,375	125,841
Altice US Finance I Corp. Term Loan(a)(b) 01/15/25	3.882%	175,000	176,750
Block Communications, Inc. Tranche B Term Loan(a)(b) 11/07/21	4.248%	646,928	652,589
CSC Holdings LLC Term Loan(a)(b) 10/11/24	3.876%	761,842	769,301
Charter Communications Operating LLC Tranche I Term Loan(a)(b) 01/24/23	0.000%	298,500	300,046
Intelsat Jackson Holdings SA Tranche B2 Term Loan(a)(b) 06/30/19	3.750%	1,100,000	1,062,072

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016

VARIABLE PORTFOLIO FUNDS

PORTFOLIO OF INVESTMENTS (continued)

Variable Portfolio — Eaton Vance Floating-Rate Income Fund

December 31, 2016

Senior Loans (continued)

Borrower	Weighted Average Coupon	Principal Amount ($)	Value ($)
RCN Corp. Term Loan(a)(b)(d) 12/09/23	0.000%	100,000	100,611
Telenet Financing USD LLC Tranche AF Term Loan(a)(b) 01/31/25	3.704%	300,000	302,193
UPC Financing Partnership Term Loan(a)(b) 08/31/24	4.080%	500,000	505,000
Virgin Media Bristol LLC Term Loan(a)(b)(d) 01/31/25	3.486%	1,550,000	1,556,014
Total			5,550,417
CHEMICALS 6.1%
A. Schulman, Inc. Tranche B Term Loan(a)(b) 06/01/22	4.000%	870,714	871,803
Aruba Investments, Inc. Tranche B1 Term Loan(a)(b) 02/02/22	4.500%	165,024	164,475
Axalta Coating Systems Dutch Holding B BV/ US Holdings, Inc. Tranche B1 Term Loan(a)(b) 02/01/23	3.498%	860,724	868,798
Huntsman International LLC(a)(b) Tranche B Term Loan 10/01/21	3.533%	124,688	125,078
04/01/23	3.914%	299,250	302,117
INEOS U.S. Finance LLC Term Loan(a)(b) 03/31/22	4.250%	910,036	920,274
Kraton Polymers LLC Term Loan(a)(b)(d) 01/06/22	6.000%	500,000	505,270
MacDermid, Inc. Tranche B4 Term Loan(a)(b) 06/07/23	5.000%	1,348,621	1,364,980
Minerals Technologies, Inc. Tranche B1 Term Loan(a)(b) 05/10/21	3.760%	407,025	410,757
PQ Corp. Tranche B1 Term Loan(a)(b) 11/04/22	5.250%	373,127	377,560
Trinseo Materials Operating SCA/Finance, Inc. Tranche B Term Loan(a)(b) 11/05/21	4.250%	788,000	795,880

Senior Loans (continued)

Borrower	Weighted Average Coupon	Principal Amount ($)	Value ($)
Tronox Pigments BV Term Loan(a)(b) 03/19/20	4.500%	783,731	786,340
Univar, Inc. Term Loan(a)(b) 07/01/22	4.250%	419,688	423,271
Zep, Inc. Term Loan(a)(b) 06/27/22	5.000%	296,250	297,731
Total			8,214,334
CONSTRUCTION MACHINERY 0.8%
Doosan Bobcat, Inc. Tranche B Term Loan(a)(b) 05/28/21	4.500%	815,385	826,091
IES Global BV Term Loan(a)(b) 08/16/19	7.250%	271,514	248,775
Total			1,074,866
CONSUMER CYCLICAL SERVICES 3.3%
Garda World Security Corp. Tranche B Term Loan(a)(b) 11/06/20	4.005%	987,277	987,277
KUEHG Corp. Tranche B1 Term Loan(a)(b) 08/12/22	5.250%	297,002	299,972
Monitronics International, Inc. Tranche B2 Term Loan(a)(b) 09/30/22	6.500%	149,625	150,888
Protection 1 Security Solutions Tranche B1 1st Lien Term Loan(a)(b) 05/02/22	4.250%	374,062	379,486
Realogy Group LLC Term Loan(a)(b) 07/20/22	3.770%	293,041	294,324
Servicemaster Co. LLC (The) Tranche C Term Loan(a)(b)(d) 11/08/23	3.270%	1,450,000	1,453,625
Spin Holdco, Inc. 1st Lien Term Loan(a)(b) 11/14/19	4.250%	446,582	444,667
Weight Watchers International, Inc. Tranche B2 Term Loan(a)(b) 04/02/20	4.074%	484,727	399,900
Total			4,410,139

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016

VARIABLE PORTFOLIO FUNDS

PORTFOLIO OF INVESTMENTS (continued)

Variable Portfolio — Eaton Vance Floating-Rate Income Fund

December 31, 2016

Senior Loans (continued)

Borrower	Weighted Average Coupon	Principal Amount ($)	Value ($)
CONSUMER PRODUCTS 1.7%
Bombardier Recreational Products, Inc. Tranche B Term Loan(a)(b) 06/30/23	3.750%	675,000	681,115
KIK Custom Products, Inc. Term Loan(a)(b) 08/26/22	6.000%	222,187	223,854
NBTY, Inc. Tranche B Term Loan(a)(b) 05/05/23	5.000%	746,749	752,118
Serta Simmons Holdings, LLC 1st Lien Term Loan(a)(b) 11/08/23	4.500%	675,000	681,959
Total			2,339,046
DIVERSIFIED MANUFACTURING 4.5%
Accudyne Industries Borrower SCA/LLC Term Loan(a)(b) 12/13/19	4.000%	581,738	549,120
Ameriforge Group, Inc. 1st Lien Term Loan(a)(b) 12/19/19	5.000%	375,097	194,113
Apex Tool Group LLC Term Loan(a)(b) 01/31/20	4.500%	476,819	472,051
CPM Acquisition Corp. 1st Lien Term Loan(a)(b) 04/11/22	6.000%	172,375	174,314
Gardner Denver, Inc. Term Loan(a)(b) 07/30/20	4.558%	982,234	971,409
Husky Injection Molding Systems Ltd. Term Loan(a)(b) 06/30/21	4.250%	454,002	456,421
MTS Systems Corp. Tranche B Term Loan(a)(b) 07/05/23	5.000%	199,500	202,119
Manitowoc Foodservice, Inc. Tranche B Term Loan(a)(b) 03/03/23	5.750%	126,923	128,668
Pelican Products, Inc. 1st Lien Term Loan(a)(b) 04/10/20	5.250%	291,086	289,086
Rexnord LLC/RBS Global, Inc. Tranche B 1st Lien Term Loan(a)(b) 08/21/23	3.750%	1,006,146	1,009,668

Senior Loans (continued)

Borrower	Weighted Average Coupon	Principal Amount ($)	Value ($)
STS Operating, Inc. Term Loan(a)(b) 02/12/21	4.750%	238,285	228,754
Travelport Finance SARL Tranche B Term Loan(a)(b) 09/02/21	5.000%	289,118	291,694
Wash Multifamily Parent, Inc.(a)(b) 1st Lien Term Loan 05/16/22	4.250%	169,260	169,048
05/16/22	4.250%	29,228	29,192
Zekelman Industries, Inc. Term Loan(a)(b) 06/14/21	6.000%	887,068	893,721
Total			6,059,378
ELECTRIC 1.8%
Calpine Corp.(a)(b) Term Loan 11/30/17	2.520%	125,000	125,365
Calpine Corp.(a)(b)(d) Term Loan 01/15/24	3.750%	1,289,190	1,293,883
Dynegy, Inc. Tranche B2 Term Loan(a)(b) 04/23/20	4.000%	405,626	406,896
Eastern Power LLC Term Loan(a)(b) 10/02/21	5.000%	280,377	282,619
Lightstone Generation LLC(a)(b)(d) Tranche B Term Loan 12/18/23	0.000%	228,261	230,829
Tranche C Term Loan 12/08/23	0.000%	21,739	21,984
Southcross Holdings Borrower LP Tranche B Term Loan PIK(b) 04/13/23	3.500%	44,112	33,451
Total			2,395,027
ENVIRONMENTAL 0.7%
Advanced Disposal Services, Inc. Term Loan(a)(b) 11/10/23	3.500%	320,667	323,274
EnergySolutions LLC Term Loan(a)(b) 05/29/20	6.750%	556,500	559,978
Total			883,252

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016

VARIABLE PORTFOLIO FUNDS

PORTFOLIO OF INVESTMENTS (continued)

Variable Portfolio — Eaton Vance Floating-Rate Income Fund

December 31, 2016

Senior Loans (continued)

Borrower	Weighted Average Coupon	Principal Amount ($)	Value ($)
FINANCE COMPANIES 0.4%
Camelot US Acquisition 1 Co. Term Loan(a)(b)(d) 10/03/23	4.750%	324,187	327,767
Medley LLC Term Loan(a)(b)(e) 06/15/19	6.500%	183,273	171,268
Total			499,035
FOOD AND BEVERAGE 3.5%
AdvancePierre Foods, Inc. Term Loan(a)(b) 06/02/23	4.000%	545,027	553,202
B&G Foods, Inc. Tranche B Term Loan(a)(b) 11/02/22	3.750%	853,480	863,542
Centerplate, Inc. Tranche A Term Loan(a)(b) 11/26/19	4.755%	385,839	383,428
Clearwater Seafoods LP Tranche B Term Loan(a)(b) 06/26/19	4.750%	401,539	401,539
Del Monte Foods, Inc. 1st Lien Term Loan(a)(b) 02/18/21	4.250%	492,405	450,551
Dole Food Co. Inc. Tranche B Term Loan(a)(b) 11/01/18	4.608%	495,954	498,558
Flavors Holdings, Inc. Tranche B 1st Lien Term Loan(a)(b) 04/03/20	6.750%	273,077	217,096
JBS U.S.A. LLC(a)(b) Term Loan 05/25/18	3.750%	300,000	300,249
09/18/20	3.750%	638,452	643,642
Keurig Green Mountain, Inc. Tranche B Term Loan(a)(b) 03/03/23	5.294%	390,968	396,344
Total			4,708,151
GAMING 1.4%
Amaya Holdings BV Tranche B 1st Lien Term Loan(a)(b) 08/01/21	5.000%	614,387	616,267
Caesars Entertainment Operating Co., Inc. Tranche B6 Term Loan(b)(f) 03/01/17	0.000%	471,986	523,116

Senior Loans (continued)

Borrower	Weighted Average Coupon	Principal Amount ($)	Value ($)
MGM Growth Properties Operating Partnership LP Tranche B Term Loan(a)(b) 04/25/23	3.520%	297,750	300,939
Scientific Games International, Inc. Term Loan(a)(b) 10/18/20	6.000%	491,139	497,382
Total			1,937,704
HEALTH CARE 7.3%
Alere, Inc. Tranche B Term Loan(a)(b)(d) 06/20/22	0.000%	498,734	498,111
CHG Healthcare Services, Inc. 1st Lien Term Loan(a)(b) 06/07/23	4.750%	322,687	325,995
CHS/Community Health Systems, Inc.(a)(b) Tranche G Term Loan 12/31/19	3.750%	726,650	702,758
Tranche H Term Loan 01/27/21	4.000%	331,777	320,369
CareCore National LLC Term Loan(a)(b)(d) 03/05/21	5.500%	536,970	527,573
Envision Healthcare Corp. Term Loan(a)(b) 12/01/23	4.000%	925,000	933,676
Genoa, A QoL Healthcare Co. 1st Lien Term Loan(a)(b) 10/30/23	4.750%	274,313	277,056
Greatbatch Ltd. Tranche B Term Loan(a)(b) 10/27/22	5.250%	471,742	473,657
Inventiv Group Holdings, Inc. Term Loan(a)(b) 11/09/23	4.750%	350,000	352,873
Kindred Healthcare, Inc. Term Loan(a)(b) 04/09/21	4.250%	1,170,008	1,167,574
Kinetic Concepts, Inc. Tranche F Term Loan(a)(b) 11/04/20	5.000%	743,622	744,863
MJ Acquisition Corp. 1st Lien Term Loan(a)(b)(d) 05/08/22	4.000%	299,240	299,989
MPH Acquisition Holdings LLC Term Loan(a)(b) 06/07/23	5.000%	518,760	527,376

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016

VARIABLE PORTFOLIO FUNDS

PORTFOLIO OF INVESTMENTS (continued)

Variable Portfolio — Eaton Vance Floating-Rate Income Fund

December 31, 2016

Senior Loans (continued)

Borrower	Weighted Average Coupon	Principal Amount ($)	Value ($)
Millennium Health LLC Term Loan(a)(b) 12/21/20	7.500%	91,803	45,902
Nord Anglia Education Finance LLC Term Loan(a)(b) 03/31/21	4.500%	682,500	691,884
Onex Carestream Finance LP 1st Lien Term Loan(a)(b) 06/07/19	5.000%	289,336	279,571
Opal Acquisition, Inc. Tranche B Term Loan(a)(b) 11/27/20	5.000%	291,052	276,500
Ortho-Clinical Diagnostics Holdings SARL Term Loan(a)(b) 06/30/21	4.750%	498,721	493,914
Siemens Audiology Tranche B4 Term Loan(a)(b) 01/17/22	4.250%	497,475	499,962
Tecomet, Inc. 1st Lien Term Loan(a)(b) 12/03/21	5.750%	295,870	295,870
Total			9,735,473
HEALTHCARE REIT 0.3%
Quality Care Properties, Inc. 1st Lien Term Loan(a)(b) 10/31/22	6.250%	400,000	407,000
INDEPENDENT ENERGY 0.7%
MEG Energy Corp. Term Loan(a)(b) 03/31/20	3.750%	634,933	615,885
Sheridan Investment Partners I LLC Tranche B2 Term Loan(a)(b) 10/01/19	4.450%	369,135	311,181
Sheridan Production Partners I-A LP Tranche B2 Term Loan(a)(b) 10/01/19	4.450%	48,913	41,234
Sheridan Production Partners I-M LP Tranche B2 Term Loan(a)(b) 10/01/19	4.450%	29,877	25,186
Total			993,486
INTEGRATED ENERGY 0.1%
CITGO Holding, Inc. Term Loan(a)(b) 05/12/18	9.500%	148,465	150,507

Senior Loans (continued)

Borrower	Weighted Average Coupon	Principal Amount ($)	Value ($)
LEISURE 0.9%
AMC Entertainment Holdings, Inc.(a)(b) Term Loan 12/15/22	3.399%	321,750	324,623
12/15/23	3.511%	75,000	75,694
Clubcorp Club Operations, Inc. Tranche B Term Loan(a)(b) 12/15/22	4.000%	265,222	267,986
Seaworld Parks & Entertainment, Inc. Tranche B2 Term Loan(a)(b) 05/14/20	3.248%	484,411	477,750
Total			1,146,053
LIFE INSURANCE 0.2%
AssuredPartners, Inc. Term Loan(a)(b) 10/21/22	5.250%	272,693	276,374
LODGING 1.1%
Hilton Worldwide Finance LLC(a)(b) Tranche B1 Term Loan 10/26/20	3.500%	97,702	98,502
Tranche B2 Term Loan 10/25/23	3.256%	1,328,373	1,342,653
Total			1,441,155
MEDIA AND ENTERTAINMENT 4.6%
ALM Media LLC Tranche B 1st Lien Term Loan(a)(b) 07/31/20	5.500%	330,312	311,319
CBS Radio, Inc. Term Loan(a)(b) 10/17/23	4.500%	181,132	182,717
Cumulus Media Holdings, Inc. Term Loan(a)(b) 12/23/20	4.250%	800,000	542,664
Entercom Radio LLC Tranche B Term Loan(a)(b) 11/01/23	4.500%	150,000	151,687
Extreme Reach, Inc. 1st Lien Term Loan(a)(b) 02/07/20	7.250%	471,422	475,156
Getty Images, Inc. Term Loan(a)(b) 10/18/19	4.750%	785,678	684,192
Global Eagle Entertainment, Inc. Term Loan(a)(b)(d) 12/22/22	0.000%	175,000	171,500

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016

VARIABLE PORTFOLIO FUNDS

PORTFOLIO OF INVESTMENTS (continued)

Variable Portfolio — Eaton Vance Floating-Rate Income Fund

December 31, 2016

Senior Loans (continued)

Borrower	Weighted Average Coupon	Principal Amount ($)	Value ($)
Match Group, Inc. Tranche B1 Term Loan(a)(b) 11/16/22	4.201%	76,563	77,615
Mission Broadcasting, Inc. Tranche B2 Term Loan(a)(b) 10/01/20	3.750%	214,820	216,270
Nelson Education Ltd. 1st Lien Term Loan(b) 10/01/20	8.000%	1,039,054	571,480
Nexstar Broadcasting, Inc.(a)(b) Tranche B Term Loan 01/17/24	3.767%	503,600	502,341
Tranche B Term Loan 01/17/24	3.767%	46,400	46,284
Tranche B2 Term Loan 10/01/20	3.750%	243,609	245,254
Raycom TV Broadcasting LLC Tranche B Term Loan(a)(b) 08/04/21	3.770%	924,471	917,537
Townsquare Media, Inc. Term Loan(a)(b) 04/01/22	4.250%	700,000	702,625
UFC Holdings LLC 1st Lien Term Loan(a)(b) 08/18/23	5.000%	200,000	202,400
iHeartCommunications, Inc. Tranche E Term Loan(a)(b) 07/30/19	8.270%	300,000	243,999
Total			6,245,040
METALS 1.1%
FMG Resources August 2006 Proprietary Ltd. Term Loan(a)(b) 06/30/19	3.750%	405,322	406,133
Fairmount Santrol, Inc. Tranche B2 Term Loan(a)(b) 09/05/19	4.500%	492,386	477,205
Murray Energy Corp. Tranche B2 Term Loan(a)(b) 04/16/20	8.250%	153,926	146,711
Neenah Enterprises, Inc. Term Loan(a)(b) 04/08/19	7.750%	353,060	349,088
Oxbow Carbon LLC Tranche B Term Loan(a)(b) 07/19/19	4.250%	84,167	84,641
Total			1,463,778

Senior Loans (continued)

Borrower	Weighted Average Coupon	Principal Amount ($)	Value ($)
MIDSTREAM 0.2%
Energy Transfer Equity LP Term Loan(a)(b) 12/02/19	4.137%	232,353	233,371
OIL FIELD SERVICES 0.9%
Bronco Midstream Funding LLC Term Loan(a)(b) 08/17/20	5.000%	303,371	302,612
Fieldwood Energy LLC Term Loan(a)(b) 10/01/18	3.875%	390,177	366,767
Paragon Offshore Finance Co. Term Loan(a)(b) 07/16/21	5.500%	666,562	244,409
Sonneborn Dutch Holdings BV Term Loan(a)(b) 12/10/20	4.750%	45,063	44,987
Sonneborn LLC Term Loan(a)(b) 12/10/20	4.750%	255,355	254,928
Total			1,213,703
OTHER FINANCIAL INSTITUTIONS 3.3%
AlixPartners, LLP Tranche B Term Loan(a)(b) 07/28/22	4.000%	222,937	224,529
Altisource Solutions SARL Tranche B Term Loan(a)(b) 12/09/20	4.500%	270,339	264,594
Citco III Ltd. Term Loan(a)(b) 06/29/18	4.250%	981,858	983,085
Corporate Capital Trust, Inc. Tranche B Term Loan(a)(b) 05/20/19	4.250%	753,687	753,687
IG Investments Holdings LLC Tranche B Term Loan(a)(b) 10/31/21	6.000%	785,678	789,999
MediArena Acquisition BV Tranche B 1st Lien Term Loan(a)(b) 08/13/21	6.750%	342,125	314,632
NFP Corp. Term Loan(a)(b)(d) 12/09/23	0.000%	75,000	75,563
PGX Holdings, Inc. 1st Lien Term Loan(a)(b) 09/29/20	6.250%	407,330	406,569

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016

VARIABLE PORTFOLIO FUNDS

PORTFOLIO OF INVESTMENTS (continued)

Variable Portfolio — Eaton Vance Floating-Rate Income Fund

December 31, 2016

Senior Loans (continued)

Borrower	Weighted Average Coupon	Principal Amount ($)	Value ($)
Walter Investment Management Corp. Tranche B Term Loan(a)(b) 12/18/20	4.750%	630,591	598,431
Total			4,411,089
OTHER INDUSTRY 1.5%
Generac Power Systems, Inc. Term Loan(a)(b) 05/31/23	3.596%	584,277	588,296
MCS AMS Sub-Holdings LLC Term Loan(a)(b) 10/15/19	7.500%	396,875	369,094
RE/MAX LLC Term Loan(a)(b) 12/15/23	3.713%	1,058,034	1,058,701
Total			2,016,091
OTHER REIT 1.1%
DTZ AUS Holdco PTY Ltd. 1st Lien Term Loan(a)(b) 11/04/21	4.250%	817,228	821,110
ESH Hospitality, Inc. Term Loan(a)(b) 08/30/23	3.770%	698,250	705,994
Total			1,527,104
PACKAGING 1.7%
Berry Plastics Corp. Tranche H Term Loan(a)(b) 10/01/22	3.750%	603,489	609,149
Expera Specialty Solutions LLC Tranche B Term Loan(a)(b) 11/03/23	5.750%	149,625	149,812
Reynolds Group Holdings, Inc. Term Loan(a)(b) 02/05/23	4.250%	1,495,356	1,513,705
Total			2,272,666
PAPER 0.4%
Flex Acquisition Company, Inc. Term Loan(a)(b)(d) 12/19/23	4.250%	500,000	504,165
PHARMACEUTICALS 3.3%
AMAG Pharmaceuticals, Inc. Term Loan(a)(b) 08/17/21	4.750%	189,326	188,853
Amneal Pharmaceuticals LLC Tranche B Term Loan(a)(b) 11/01/19	4.501%	579,218	580,122

Senior Loans (continued)

Borrower	Weighted Average Coupon	Principal Amount ($)	Value ($)
Arbor Pharmaceuticals LLC Term Loan(a)(b) 07/05/23	6.000%	248,437	250,611
Endo Finance Co. I SARL Tranche B Term Loan(a)(b) 09/26/22	3.813%	495,372	497,497
Horizon Pharma, Inc. Tranche B1 Term Loan(a)(b)(d) 05/07/21	5.500%	400,000	398,752
Indivior Finance SARL Term Loan(a)(b) 12/19/19	7.000%	273,418	274,443
Pharmaceutical Product Development, Inc. Term Loan(a)(b) 08/18/22	4.250%	964,488	974,374
Valeant Pharmaceuticals International, Inc. Tranche B-F1 Term Loan(a)(b)(d) 04/01/22	0.000%	1,300,000	1,300,247
Total			4,464,899
PROPERTY & CASUALTY 1.2%
Alliant Holdings Intermediate LLC Term Loan(a)(b) 08/12/22	4.753%	270,875	272,061
AmWINS Group LLC 1st Lien Term Loan(a)(b) 09/06/19	4.750%	552,759	558,287
Asurion LLC(a)(b) 2nd Lien Term Loan 03/03/21	8.500%	525,000	533,206
Tranche B5 Term Loan 11/03/23	4.750%	274,313	278,084
Total			1,641,638
REFINING 0.4%
CITGO Petroleum Corp. Tranche B Term Loan(a)(b) 07/29/21	4.500%	249,362	250,038
Seadrill Operating LP Term Loan(a)(b) 02/21/21	4.000%	466,268	317,528
Total			567,566
RESTAURANTS 1.5%
Burger King Corp. Tranche B2 Term Loan(a)(b) 12/10/21	3.750%	1,276,152	1,286,527
Landry's, Inc. Tranche B Term Loan(a)(b) 10/04/23	4.000%	375,000	378,416

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016

VARIABLE PORTFOLIO FUNDS

PORTFOLIO OF INVESTMENTS (continued)

Variable Portfolio — Eaton Vance Floating-Rate Income Fund

December 31, 2016

Senior Loans (continued)

Borrower	Weighted Average Coupon	Principal Amount ($)	Value ($)
P.F. Chang's China Bistro, Inc. Term Loan(a)(b) 07/02/19	4.532%	143,873	141,895
Yum! Brands, Inc. Tranche B Term Loan(a)(b) 06/16/23	3.486%	149,250	151,210
Total			1,958,048
RETAILERS 3.2%
Ascena Retail Group, Inc. Tranche B Term Loan(a)(b) 08/21/22	5.250%	207,882	202,477
Bass Pro Group LLC Term Loan(a)(b) 12/15/23	5.970%	200,000	198,000
Evergreen Acqco 1 LP Term Loan(a)(b) 07/09/19	5.000%	644,697	596,544
Harbor Freight Tools USA, Inc. Term Loan(a)(b) 08/18/23	3.887%	399,000	404,319
J. Crew Group, Inc. Term Loan(a)(b) 03/05/21	4.000%	492,424	277,604
Men's Wearhouse, Inc. (The) Tranche B Term Loan(a)(b) 06/18/21	4.500%	314,580	314,186
PFS Holding Corp. 1st Lien Term Loan(a)(b) 01/31/21	4.500%	194,500	185,991
Party City Holdings, Inc. Term Loan(a)(b) 08/19/22	4.210%	435,083	438,755
PetSmart, Inc. Tranche B2 Term Loan(a)(b) 03/11/22	4.000%	745,337	747,201
Rite Aid Corp.(a)(b) Tranche 1 2nd Lien Term Loan 08/21/20	5.750%	425,000	427,478
Tranche 2 2nd Lien Term Loan 06/21/21	4.875%	500,000	501,875
Total			4,294,430
SUPERMARKETS 1.3%
Albertsons LLC(a)(b) Tranche B4 Term Loan 08/25/21	3.770%	423,937	428,618
Tranche B5 Term Loan 12/21/22	4.247%	798,000	807,975

Senior Loans (continued)

Borrower	Weighted Average Coupon	Principal Amount ($)	Value ($)
Tranche B6 Term Loan 06/22/23	4.061%	171,429	173,500
Supervalu, Inc. Term Loan(a)(b) 03/21/19	5.500%	356,827	359,217
Total			1,769,310
TECHNOLOGY 18.3%
Ancestry.com Operations, Inc. 1st Lien Term Loan(a)(b) 10/19/23	5.250%	325,000	327,944
Answers Corp. 1st Lien Term Loan(b)(f) 10/01/21	0.000%	861,875	426,628
Applied Systems, Inc. 1st Lien Term Loan(a)(b) 01/25/21	4.000%	1,094,367	1,103,943
Aptean Holdings, Inc. Term Loan(a)(b)(d) 12/09/22	0.000%	325,000	326,895
Ascend Learning LLC 1st Lien Term Loan(a)(b) 07/31/19	5.500%	1,017,128	1,023,231
Auction.com LLC Term Loan(a)(b) 05/12/19	6.000%	589,500	593,184
Avago Technologies Holdings Ltd. Tranche B3 Term Loan(a)(b) 02/01/23	3.704%	907,861	920,344
Avast Holding BV Term Loan(a)(b) 09/30/22	5.000%	296,250	300,510
CCC Information Services, Inc. Term Loan(a)(b) 12/20/19	4.000%	397,927	397,927
CPI Buyer LLC 1st Lien Term Loan(a)(b) 08/16/21	0.000%	290,999	286,634
Campaign Monitor Finance Propriety Ltd. Term Loan(a)(b) 03/18/21	6.250%	288,056	279,415
Cypress Semiconductor Corp. Term Loan(a)(b) 07/05/21	6.500%	172,813	176,485
EIG Investors Corp. Term Loan(a)(b) 11/09/19	6.480%	953,227	946,078

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016

VARIABLE PORTFOLIO FUNDS

PORTFOLIO OF INVESTMENTS (continued)

Variable Portfolio — Eaton Vance Floating-Rate Income Fund

December 31, 2016

Senior Loans (continued)

Borrower	Weighted Average Coupon	Principal Amount ($)	Value ($)
Electrical Components International, Inc. Term Loan(a)(b) 05/28/21	5.750%	443,570	444,124
Evergreen Skills SARL 1st Lien Term Loan(a)(b) 04/28/21	5.837%	592,188	538,891
Excelitas Technologies Corp. Tranche B Term Loan(a)(b) 11/02/20	6.000%	294,670	288,040
First Data Corp.(a)(b) Term Loan 03/24/21	3.756%	893,837	903,893
07/08/22	3.756%	93,295	94,248
Global Healthcare Exchange LLC Term Loan(a)(b) 08/15/22	5.250%	148,132	149,121
Global Payments, Inc. Tranche B Term Loan(a)(b) 04/21/23	3.270%	51,773	52,239
Go Daddy Operating Co. LLC Term Loan(a)(b) 05/13/21	4.250%	982,368	991,700
Hyland Software, Inc. 1st Lien Term Loan(a)(b) 07/01/22	4.750%	557,459	560,129
IPC Corp. Tranche B1 1st Lien Term Loan(a)(b) 08/06/21	5.500%	294,750	282,223
Infoblox, Inc. 1st Lien Term Loan(a)(b)(d) 11/07/23	6.000%	270,000	268,313
Infor (U.S.), Inc. Tranche B3 Term Loan(a)(b) 06/03/20	3.750%	416,875	416,800
Infor US, Inc. Tranche B5 Term Loan(a)(b) 06/03/20	3.750%	785,639	786,291
Informatica Corp. Term Loan(a)(b) 08/05/22	4.500%	396,985	394,833
Information Resources, Inc.(a)(b) 1st Lien Term Loan 01/18/24	5.250%	275,000	275,875
Term Loan 09/30/20	5.558%	489,692	491,935
Ion Trading Technologies SARL Tranche B1 1st Lien Term Loan(a)(b) 08/11/23	4.250%	1,010,401	1,010,401
Kronos, Inc. 1st Lien Term Loan(a)(b) 11/01/23	5.000%	875,000	885,255

Senior Loans (continued)

Borrower	Weighted Average Coupon	Principal Amount ($)	Value ($)
MA Financeco LLC Tranche B2 Term Loan(a)(b) 11/19/21	4.520%	491,500	497,206
MACOM Technology Solutions Holdings, Inc. Term Loan(a)(b) 05/07/21	4.628%	663,099	668,902
Magic Newco LLC 1st Lien Term Loan(a)(b) 12/12/18	5.000%	787,676	794,080
NXP BV/Funding LLC Tranche F Term Loan(a)(b) 12/07/20	3.270%	132,967	133,565
ProQuest LLC Term Loan(a)(b) 10/24/21	5.750%	443,204	445,420
Renaissance Learning, Inc. 1st Lien Term Loan(a)(b) 04/09/21	4.500%	559,187	560,351
Rocket Software, Inc. 1st Lien Term Loan(a)(b) 10/14/23	5.250%	174,563	176,526
SGS Cayman LP Term Loan(a)(b) 04/23/21	6.000%	91,365	89,766
SS&C European Holdings SARL Tranche B2 Term Loan(a)(b) 07/08/22	4.002%	22,014	22,303
SS&C Technologies, Inc. Tranche B1 Term Loan(a)(b) 07/08/22	4.001%	215,724	218,557
SurveyMonkey.com LLC Term Loan(a)(b) 02/07/19	6.250%	396,412	400,872
Sutherland Global Services, Inc. Term Loan(a)(b) 04/23/21	6.000%	392,498	385,629
Syniverse Holdings, Inc. Tranche B Term Loan(a)(b) 04/23/19	4.000%	488,606	425,576
TransUnion LLC Tranche B2 Term Loan(a)(b) 04/09/21	3.520%	496,179	500,168
Uber Technologies, Inc. Term Loan(a)(b) 07/13/23	5.000%	523,688	524,342
VF Holding Corp. 1st Lien Term Loan(a)(b) 06/17/23	4.250%	350,000	350,749

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016

VARIABLE PORTFOLIO FUNDS

PORTFOLIO OF INVESTMENTS (continued)

Variable Portfolio — Eaton Vance Floating-Rate Income Fund

December 31, 2016

Senior Loans (continued)

Borrower	Weighted Average Coupon	Principal Amount ($)	Value ($)
Veritas US, Inc. Tranche B1 Term Loan(a)(b) 01/27/23	6.625%	253,088	233,473
Wall Street Systems Delaware, Inc. Term Loan(a)(b) 08/26/23	4.750%	820,803	820,598
Western Digital Corp. Tranche B1 Term Loan(a)(b) 04/29/23	4.520%	338,300	343,479
Zebra Technologies Corp. Term Loan(a)(b) 10/27/21	3.446%	994,686	1,005,458
Total			24,540,549
TRANSPORTATION SERVICES 0.8%
Kenan Advantage Group Holdings Corp.(a)(b) Term Loan 07/29/22	4.000%	269,609	270,200
07/29/22	4.000%	82,791	82,973
Kenan Advantage Group Holdings Corp.(a)(b)(c)(d) Delayed Draw Term Loan 01/31/17	1.500%	18,944	18,985
Stena International SA Term Loan(a)(b) 03/03/21	4.000%	785,859	687,626
Total			1,059,784
WIRELESS 0.5%
Telesat Canada Tranche B3 Term Loan(a)(b) 11/17/23	4.500%	725,000	734,287
WIRELINES 0.1%
Consolidated Communications, Inc. Term Loan(a)(b)(d) 10/05/23	0.000%	100,000	99,500
Total Senior Loans (Cost: $127,691,989)			126,000,141

Corporate Bonds & Notes —%

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
AEROSPACE & DEFENSE —%
Erickson Air-Crane, Inc.(e)(f)(g) 11/02/20	6.000%	57,260	—
Total Corporate Bonds & Notes (Cost: $48,911)			—

Common Stocks 1.6%

Issuer	Shares	Value ($)
CONSUMER DISCRETIONARY —%
Media —%
Nelson Education Ltd.(h)	167,955	15,116
Total Consumer Discretionary		15,116
FINANCIALS 0.1%
Capital Markets 0.1%
RCS Capital Corp.(h)	5,645	81,853
Total Financials		81,853
HEALTH CARE —%
Health Care Providers & Services —%
Millennium Health LLC(h)	16,788	29,388
Total Health Care		29,388
INDUSTRIALS 1.5%
Commercial Services & Supplies 1.5%
IAP Worldwide Services, Inc.(e)(h)	121	2,056,304
Total Industrials		2,056,304
UTILITIES —%
Gas Utilities —%
Southcross Holdings LP Class A-II(h)	48	18,000
Southcross Holding GP LLC(g)(h)	48	—
Total		18,000
Total Utilities		18,000
Total Common Stocks (Cost: $349,156)		2,200,661

Money Market Funds 9.4%

	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.594%(i)(j)	12,636,604	12,636,604
Total Money Market Funds (Cost: $12,636,707)		12,636,604
Total Investments (Cost: $140,726,763)		140,837,406
Other Assets & Liabilities, Net		(6,642,990)
Net Assets		134,194,416

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016

VARIABLE PORTFOLIO FUNDS

PORTFOLIO OF INVESTMENTS (continued)

Variable Portfolio — Eaton Vance Floating-Rate Income Fund

December 31, 2016

Notes to Portfolio of Investments

(a)  Variable rate security.

(b)  Senior loans have interest rates that float periodically based primarily on the London Interbank Offered Rate ("LIBOR") and other short-term rates. The interest rate shown reflects the weighted average coupon as of December 31, 2016. The interest rate shown for senior loans purchased on a when-issued or delayed delivery basis, if any, reflects an estimated average coupon. Remaining maturities of senior loans may be less than the stated maturities shown as a result of contractual or optional prepayments by the borrower. Such prepayments cannot be predicted.

(c)  At December 31, 2016, the Fund had unfunded senior loan commitments pursuant to the terms of the loan agreement. The Fund receives a stated coupon rate until the borrower draws on the loan commitment, at which time the rate will become the stated rate in the loan agreement.

Borrower	Unfunded Commitment ($)
IAP Worldwide Services, Inc. Term Loan 07/18/18 1.375%	678,751
Kenan Advantage Group Holdings Corp. Tranche 1 Term Loan 01/31/17 1.500%	18,944

(d)  Security, or a portion thereof, has been purchased on a when-issued or delayed delivery basis.

(e)  Represents fair value as determined in good faith under procedures approved by the Board of Trustees. At December 31, 2016, the value of these securities amounted to $2,227,572, which represents 1.66% of net assets.

(f)  Represents securities that have defaulted on payment of interest. The Fund has stopped accruing interest on these securities. At December 31, 2016, the value of these securities amounted to $949,744, which represents 0.71% of net assets.

(g)  Negligible market value.

(h)  Non-income producing investment.

(i)  The rate shown is the seven-day current annualized yield at December 31, 2016.

(j)  As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company's outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended December 31, 2016 are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds From Sales ($)	Realized Gain (Loss) ($)	Ending Cost ($)	Dividends — Affiliated Issuers ($)	Value ($)
Columbia Short-Term Cash Fund	6,855,707	67,240,418	(61,459,357)	(61)	12,636,707	37,976	12,636,604

Abbreviation Legend

PIK    Payment-in-Kind

Fair Value Measurements

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset's or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016

VARIABLE PORTFOLIO FUNDS

PORTFOLIO OF INVESTMENTS (continued)

Variable Portfolio — Eaton Vance Floating-Rate Income Fund

December 31, 2016

Fair Value Measurements (continued)

Fair value inputs are summarized in the three broad levels listed below:

>  Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>  Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>  Level 3 — Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Certain investments that have been measured at fair value using the net asset value (NAV) per share (or its equivalent) are not categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to reconcile the fair value hierarchy to the amounts presented in the Consolidated Portfolio of Investments. The Columbia Short-Term Cash Fund seeks to provide shareholders with maximum current income consistent with liquidity and stability of principal. Columbia Short-Term Cash Fund prices its shares with a floating NAV and no longer seeks to maintain a stable NAV.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund's Board of Trustees Directors (the Board), the Investment Manager's Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager's organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016

VARIABLE PORTFOLIO FUNDS

PORTFOLIO OF INVESTMENTS (continued)

Variable Portfolio — Eaton Vance Floating-Rate Income Fund

December 31, 2016

Fair Value Measurements (continued)

The following table is a summary of the inputs used to value the Fund's investments at December 31, 2016:

	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Investments
Senior Loans	—	117,788,157	8,211,984	126,000,141
Corporate Bonds & Notes	—	—	0	0
Common Stocks
Consumer Discretionary	—	—	15,116	15,116
Financials	—	—	81,853	81,853
Health Care	—	29,388	—	29,388
Industrials	—	—	2,056,304	2,056,304
Utilities	—	—	18,000	18,000
Total Common Stocks	—	29,388	2,171,273	2,200,661
Investments measured at net asset value
Money Market Funds	—	—	—	12,636,604
Total Investments	—	117,817,545	10,383,257	140,837,406

See the Portfolio of Investments for all investment classifications not indicated in the table.

The Fund's assets assigned to the Level 2 input category are generally valued using the market approach, in which a security's value is determined through reference to prices and information from market transactions for similar or identical assets.

There were no transfers of financial assets between Levels 1 and 2 during the period.

The following table is a reconciliation of Level 3 assets for which significant observable and unobservable inputs were used to determine fair value:

	Senior Loans ($)	Corporate Bonds & Notes ($)	Common Stocks ($)	Convertible Preferred Stocks ($)	Total ($)
Balance as of December 31, 2015	14,760,504	31,392	180,856	2,562	14,975,314
Increase (decrease) in accrued discounts/premiums	73,149	1,373	—	—	74,522
Realized gain (loss)	(626,267)	2,409	(1,307)	(1,819)	(626,984)
Change in unrealized appreciation (depreciation)(a)	1,169,563	(20,236)	1,930,972	(743)	3,079,556
Sales	(6,145,215)	(14,938)	—	—	(6,160,153)
Purchases	1,631,611	—	60,752	—	1,692,363
Transfers into Level 3	2,612,352	—	—	—	2,612,352
Transfers out of Level 3	(5,263,713)	—	—	—	(5,263,713)
Balance as of December 31, 2016	8,211,984	—	2,171,273	—	10,383,257

(a) Change in unrealized appreciation (depreciation) relating to securities held at December 31, 2016 was $2,209,414, which is comprised of Senior Loans of $266,310 and Common Stocks of $1,943,104.

The Fund's assets assigned to the Level 3 category are valued utilizing the valuation technique deemed the most appropriate in the circumstances.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016

VARIABLE PORTFOLIO FUNDS

PORTFOLIO OF INVESTMENTS (continued)

Variable Portfolio — Eaton Vance Floating-Rate Income Fund

December 31, 2016

Fair Value Measurements (continued)

Certain senior loans classified as Level 3 securities are valued using the market approach and utilize single market quotations from broker dealers which may have included, but were not limited to, observable transactions for identical or similar assets in the market and the distressed nature of the security. The appropriateness of fair values for these securities is monitored on an ongoing basis which may include results of back testing, manual price reviews and other control procedures. Significant increases (decreases) to any of these inputs would result in a significantly lower (higher) valuation measurement.

Certain common stocks classified as Level 3 securities are valued using the market approach. To determine fair value for these securities, management considered various factors which may have included, but were not limited to, estimated cash flows of the securities, discount rates observed in the market for similar assets as well as observed yields on securities management deemed comparable. Significant increases (decreases) to any of these inputs would result in a significantly lower (higher) fair value measurement. Generally, a change in observable yields on comparable securities would result in a directionally similar change to discount rates.

Certain common stocks classified as Level 3 are valued using a market approach. To determine fair value for these securities, management considered estimates of future distributions from the liquidation of the company assets. Significant increases (decreases) to any of these inputs would result in a significantly lower (higher) fair value measurement.

Fair Value at December 31, 2016	Valuation Technique	Unobservable Inputs	Range (Weighted Average)
$2,056,304	Market Approach	Market Multiple	4.7	x - 7.2x

Financial Assets were transferred from Level 2 to Level 3 due to utilizing a single market quotation from a broker dealer. As a result, management concluded that the market input(s) were generally unobservable.

Financial assets were transferred from Level 3 to Level 2 as observable market inputs were utilized and management determined that there was sufficient, reliable and observable market data to value these assets as of period end.

Transfers between levels are determined based on the fair value at the beginning of the period for security positions held throughout the period.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016

VARIABLE PORTFOLIO FUNDS

PORTFOLIO OF INVESTMENTS

Variable Portfolio — J.P. Morgan Core Bond Fund

December 31, 2016

(Percentages represent value of investments compared to net assets)

Corporate Bonds & Notes 23.3%

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
AEROSPACE & DEFENSE 0.3%
Airbus Group Finance BV(a) 04/17/23	2.700%	589,000	579,589
BAE Systems Holdings, Inc.(a) 06/01/19	6.375%	555,000	605,465
10/07/24	3.800%	725,000	742,914
Harris Corp. 04/27/25	3.832%	900,000	914,281
04/27/35	4.854%	770,000	808,993
L-3 Communications Corp. 12/15/26	3.850%	211,000	209,737
Lockheed Martin Corp. 11/15/19	4.250%	300,000	319,510
01/15/23	3.100%	386,000	390,220
05/15/36	4.500%	1,100,000	1,169,498
09/01/36	6.150%	737,000	922,008
12/15/42	4.070%	257,000	253,672
Northrop Grumman Corp. 02/01/27	3.200%	715,000	707,421
Northrop Grumman Systems Corp. 02/15/31	7.750%	400,000	556,162
Textron, Inc. 03/01/24	4.300%	700,000	726,087
Total			8,905,557
AIRLINES 0.2%
Air Canada Pass-Through Trust(a) 05/15/25	4.125%	854,346	882,112
American Airlines Pass-Through Trust 01/31/21	5.250%	135,788	144,615
01/15/23	4.950%	669,658	709,837
Series 2016-2 Class A 06/15/28	3.650%	220,000	218,350
Series 2016-3 Class AA 10/15/28	3.000%	2,151,000	2,062,271
Continental Airlines Pass-Through Trust 04/19/22	5.983%	641,282	708,616
10/29/24	4.000%	153,343	157,177
Delta Air Lines Pass-Through Trust 04/15/19	5.300%	67,631	71,351
United Airlines, Inc. Pass-Through Trust 08/15/25	4.300%	273,353	284,287
Series 2016-1 Class A 07/07/28	3.450%	557,000	547,253
Total			5,785,869

Corporate Bonds & Notes (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
APARTMENT REIT 0.1%
AvalonBay Communities, Inc. 03/15/23	2.850%	1,150,000	1,130,450
11/15/24	3.500%	215,000	216,808
10/15/46	3.900%	85,000	78,908
ERP Operating LP 12/15/21	4.625%	881,000	956,947
04/15/23	3.000%	200,000	197,245
11/01/26	2.850%	459,000	432,757
UDR, Inc. 09/01/26	2.950%	363,000	339,538
Total			3,352,653
AUTOMOTIVE 0.7%
American Honda Finance Corp. 03/13/18	1.500%	760,000	759,892
American Honda Finance Corp.(a) 02/28/17	2.125%	652,000	653,027
02/16/18	1.600%	1,118,000	1,119,221
BMW US Capital LLC(a) 09/15/23	2.250%	720,000	690,021
Daimler Finance North America LLC 01/18/31	8.500%	445,000	670,237
Daimler Finance North America LLC(a) 08/03/18	2.000%	410,000	410,540
07/31/19	2.250%	459,000	459,606
05/19/25	3.300%	1,125,000	1,114,098
Ford Motor Co. 07/16/31	7.450%	1,000,000	1,255,045
Ford Motor Credit Co. LLC 02/03/17	4.250%	1,200,000	1,203,120
06/12/17	3.000%	300,000	301,746
09/08/17	1.684%	2,478,000	2,473,671
01/09/18	2.145%	618,000	618,895
03/12/19	2.375%	869,000	868,485
03/27/20	2.459%	700,000	691,012
08/04/20	3.157%	550,000	554,629
01/09/22	3.219%	271,000	267,964
05/04/23	3.096%	323,000	311,927
08/04/25	4.134%	940,000	941,130
General Motors Co. 04/01/36	6.600%	124,000	141,733
General Motors Financial Co., Inc. 01/15/19	3.100%	283,000	286,004
07/13/20	3.200%	1,682,000	1,687,059
07/06/21	3.200%	551,000	546,403
10/06/26	4.000%	1,890,000	1,817,275
Hyundai Capital America(a) 10/30/18	2.400%	736,000	739,071
The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016

VARIABLE PORTFOLIO FUNDS

PORTFOLIO OF INVESTMENTS (continued)

Variable Portfolio — J.P. Morgan Core Bond Fund

December 31, 2016

Corporate Bonds & Notes (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Nissan Motor Acceptance Corp.(a) 09/14/21	1.900%	392,000	378,262
Toyota Motor Credit Corp. 05/22/17	1.750%	1,000,000	1,002,249
01/17/19	2.100%	356,000	357,954
07/13/22	2.800%	700,000	706,212
Total			23,026,488
BANKING 6.2%
ABN AMRO Bank NV(a) 06/04/18	1.800%	1,195,000	1,192,849
10/30/18	2.500%	720,000	725,692
Subordinated 07/28/25	4.750%	231,000	234,052
ANZ New Zealand International Ltd.(a) 09/23/19	2.600%	400,000	403,380
08/06/20	2.850%	478,000	481,067
American Express Co. 03/19/18	7.000%	500,000	531,346
Subordinated 12/05/24	3.625%	170,000	170,705
American Express Credit Corp. 07/31/18	1.800%	651,000	651,837
11/05/18	1.875%	2,039,000	2,041,961
05/05/21	2.250%	541,000	534,553
Australia & New Zealand Banking Group Ltd. Subordinated(a) 05/19/26	4.400%	226,000	228,871
BB&T Corp. 08/15/17	1.600%	306,000	306,346
04/30/19	6.850%	400,000	443,326
06/29/20	2.625%	1,900,000	1,914,885
Subordinated 11/01/19	5.250%	800,000	864,330
BNP Paribas SA Subordinated(a) 09/28/25	4.375%	1,750,000	1,729,084
BNZ International Funding Ltd.(a) 09/14/21	2.100%	450,000	436,952
BPCE SA 01/26/18	1.625%	1,855,000	1,850,750
12/02/26	3.375%	700,000	690,892
BPCE SA(a) Subordinated 10/22/23	5.700%	500,000	525,641
Bank of America Corp. 08/28/17	6.400%	4,249,000	4,379,296
09/01/17	6.000%	350,000	360,143
04/25/18	6.875%	500,000	531,455
07/15/18	6.500%	1,300,000	1,386,661
01/15/19	2.600%	575,000	579,915

Corporate Bonds & Notes (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
06/01/19	7.625%	50,000	56,130
07/01/20	5.625%	2,750,000	3,024,062
10/19/20	2.625%	225,000	225,128
05/13/21	5.000%	900,000	980,134
10/21/22	2.503%	2,600,000	2,514,530
01/11/23	3.300%	3,871,000	3,883,929
07/24/23	4.100%	250,000	261,150
04/01/24	4.000%	4,000,000	4,125,356
04/19/26	3.500%	797,000	786,378
Subordinated 08/26/24	4.200%	250,000	254,676
01/22/25	4.000%	459,000	459,577
Bank of America NA 12/07/18	2.050%	1,300,000	1,305,997
Subordinated 10/15/36	6.000%	700,000	844,532
Bank of Montreal 01/25/19	2.375%	1,633,000	1,647,137
Bank of New York Mellon Corp. (The) 03/04/19	2.200%	505,000	508,603
01/15/20	4.600%	230,000	245,734
08/17/20	2.600%	956,000	962,961
04/15/21	2.500%	277,000	277,308
09/23/21	3.550%	270,000	281,196
08/16/23	2.200%	1,100,000	1,049,495
11/18/25	3.950%	575,000	604,231
Bank of Nova Scotia (The) 06/05/19	2.050%	200,000	200,164
10/21/20	2.350%	1,243,000	1,238,544
07/21/21	2.800%	500,000	503,784
Bank of Tokyo-Mitsubishi UFJ Ltd. (The)(a) 09/14/18	2.150%	900,000	900,742
Banque Federative du Credit Mutuel SA(a) 01/20/17	1.700%	2,000,000	1,999,995
Barclays PLC 08/10/21	3.200%	2,004,000	1,984,437
03/16/25	3.650%	1,491,000	1,444,469
01/12/26	4.375%	639,000	648,205
08/17/45	5.250%	404,000	434,670
Barclays PLC(a) 05/10/17	2.250%	343,000	343,891
Canadian Imperial Bank of Commerce 01/23/18	1.550%	655,000	655,116
09/06/19	1.600%	800,000	792,386
Capital One Bank USA NA Subordinated 02/15/23	3.375%	2,100,000	2,080,285
Capital One Financial Corp. 04/24/19	2.450%	970,000	976,142
06/15/23	3.500%	1,041,000	1,044,939

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016

VARIABLE PORTFOLIO FUNDS

PORTFOLIO OF INVESTMENTS (continued)

Variable Portfolio — J.P. Morgan Core Bond Fund

December 31, 2016

Corporate Bonds & Notes (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Subordinated 10/29/25	4.200%	1,225,000	1,229,074
07/28/26	3.750%	1,200,000	1,163,274
Citigroup, Inc. 04/27/18	1.700%	625,000	623,622
07/30/18	2.150%	822,000	824,719
08/02/21	2.350%	269,000	263,136
12/08/21	2.900%	1,800,000	1,795,144
12/01/25	7.000%	765,000	914,330
01/12/26	3.700%	1,100,000	1,094,337
05/01/26	3.400%	850,000	825,912
10/21/26	3.200%	1,616,000	1,545,255
01/15/28	6.625%	215,000	257,745
Subordinated 03/26/25	3.875%	300,000	298,020
06/10/25	4.400%	92,000	94,121
09/13/25	5.500%	998,000	1,096,813
09/29/27	4.450%	1,000,000	1,020,367
07/25/28	4.125%	852,000	841,626
05/18/46	4.750%	800,000	800,923
Citizens Financial Group, Inc. 07/28/21	2.375%	188,000	184,361
Subordinated 12/03/25	4.300%	386,000	392,106
Comerica Bank Subordinated 08/22/17	5.200%	500,000	511,231
Comerica, Inc. Subordinated 07/22/26	3.800%	656,000	645,917
Commonwealth Bank of Australia(a) 09/06/21	2.000%	500,000	485,915
Subordinated 12/09/25	4.500%	703,000	719,520
Cooperatieve Rabobank UA 01/11/21	4.500%	620,000	666,272
02/08/22	3.875%	1,180,000	1,245,861
Subordinated 08/04/25	4.375%	358,000	367,096
Cooperatieve Rabobank UA(a) 09/30/2110	5.800%	500,000	565,524
Credit Suisse AG 01/29/18	1.750%	816,000	814,244
10/29/21	3.000%	835,000	842,931
09/09/24	3.625%	704,000	708,703
Credit Suisse Group Funding Guernsey Ltd. 03/26/20	2.750%	362,000	358,858
09/15/22	3.800%	975,000	983,646
06/09/23	3.800%	650,000	649,284
04/17/26	4.550%	416,000	432,047
05/15/45	4.875%	250,000	256,619
Danske Bank A/S(a) 09/08/21	2.000%	501,000	487,139

Corporate Bonds & Notes (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Deutsche Bank AG 09/01/17	6.000%	775,000	793,337
02/13/18	1.875%	275,000	273,422
08/20/20	2.950%	712,000	700,906
05/12/21	3.375%	1,138,000	1,126,493
01/13/26	4.100%	600,000	590,868
Discover Bank 08/09/21	3.200%	750,000	754,539
08/08/23	4.200%	1,054,000	1,098,090
Fifth Third Bancorp 04/25/19	2.375%	1,200,000	1,209,022
07/27/20	2.875%	1,130,000	1,142,430
Goldman Sachs Group, Inc. (The) 01/18/18	5.950%	600,000	625,045
01/31/19	2.625%	1,797,000	1,816,321
02/15/19	7.500%	3,565,000	3,949,286
03/15/20	5.375%	2,511,000	2,724,400
04/23/20	2.600%	487,000	487,510
06/15/20	6.000%	1,281,000	1,420,553
09/15/20	2.750%	199,000	199,860
02/25/21	2.875%	400,000	401,850
07/27/21	5.250%	652,000	714,585
11/15/21	2.350%	1,800,000	1,748,808
03/03/24	4.000%	468,000	485,512
07/08/24	3.850%	928,000	944,887
01/23/25	3.500%	578,000	570,343
05/22/25	3.750%	3,100,000	3,101,782
11/16/26	3.500%	900,000	879,286
Subordinated 10/21/25	4.250%	531,000	539,099
HSBC Bank PLC(a) 05/15/18	1.500%	1,432,000	1,424,027
08/12/20	4.125%	622,000	650,895
01/19/21	4.750%	565,000	605,501
HSBC Holdings PLC 01/05/22	2.650%	500,000	488,131
03/30/22	4.000%	586,000	606,128
05/25/23	3.600%	1,357,000	1,363,782
03/08/26	4.300%	744,000	771,429
Subordinated 03/14/24	4.250%	2,500,000	2,540,315
08/18/25	4.250%	616,000	621,635
11/23/26	4.375%	782,000	787,806
HSBC USA, Inc. 01/16/18	1.625%	1,660,000	1,657,097
Huntington Bancshares, Inc. 03/14/21	3.150%	141,000	143,006
01/14/22	2.300%	1,152,000	1,117,308
Huntington National Bank (The) 06/30/18	2.000%	557,000	557,241
11/06/18	2.200%	375,000	376,061
08/20/20	2.875%	661,000	666,888

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016

VARIABLE PORTFOLIO FUNDS

PORTFOLIO OF INVESTMENTS (continued)

Variable Portfolio — J.P. Morgan Core Bond Fund

December 31, 2016

Corporate Bonds & Notes (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
ING Bank NV(a) 08/15/19	1.650%	700,000	690,532
10/01/19	2.500%	700,000	704,508
KeyBank NA 05/22/22	3.180%	1,373,000	1,387,231
Subordinated 11/01/17	5.700%	817,000	842,750
KeyCorp 09/15/20	2.900%	500,000	505,927
03/24/21	5.100%	253,000	276,664
Lloyds Banking Group PLC 07/06/21	3.100%	350,000	354,705
Macquarie Bank Ltd.(a) 07/29/20	2.850%	900,000	903,334
07/29/25	4.000%	960,000	980,145
01/15/26	3.900%	370,000	377,520
Macquarie Group Ltd.(a) 01/14/20	6.000%	1,700,000	1,841,805
01/14/21	6.250%	926,000	1,023,721
Mitsubishi UFJ Financial Group, Inc. 03/01/21	2.950%	264,000	265,762
09/13/23	2.527%	384,000	369,683
Mitsubishi UFJ Trust & Banking Corp.(a) 10/19/20	2.650%	1,500,000	1,494,684
Mizuho Financial Group, Inc.(a) 04/12/21	2.632%	351,000	347,328
Morgan Stanley 12/28/17	5.950%	1,200,000	1,248,996
04/01/18	6.625%	3,300,000	3,489,842
09/23/19	5.625%	130,000	140,665
01/26/20	5.500%	600,000	650,691
01/27/20	2.650%	2,130,000	2,140,032
06/16/20	2.800%	2,473,000	2,488,587
07/24/20	5.500%	324,000	354,848
01/25/21	5.750%	372,000	412,762
07/28/21	5.500%	3,235,000	3,584,823
07/23/25	4.000%	1,453,000	1,489,350
01/27/45	4.300%	459,000	457,425
Subordinated 11/24/25	5.000%	1,113,000	1,189,003
Nationwide Building Society(a) 07/27/21	2.450%	317,000	312,786
Subordinated 09/14/26	4.000%	629,000	598,703
Nordea Bank AB(a) 09/17/20	2.500%	1,400,000	1,401,081
Subordinated 09/21/22	4.250%	910,000	947,941
Northern Trust Co. (The) Subordinated 08/15/18	6.500%	500,000	536,972

Corporate Bonds & Notes (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
PNC Bank NA Subordinated 04/01/18	6.875%	1,000,000	1,059,569
01/30/23	2.950%	570,000	561,761
Regions Financial Corp. 02/08/21	3.200%	643,000	652,098
Royal Bank of Canada 12/10/18	2.000%	630,000	631,731
Santander Issuances SAU Subordinated 11/19/25	5.179%	1,200,000	1,211,284
Santander UK Group Holdings PLC 01/08/21	3.125%	269,000	268,740
SouthTrust Bank Subordinated 05/15/25	7.690%	500,000	623,293
Standard Chartered PLC(a) 01/15/21	3.050%	1,700,000	1,700,576
State Street Corp. 05/15/23	3.100%	630,000	628,766
12/16/24	3.300%	977,000	986,621
08/18/25	3.550%	1,146,000	1,173,227
Sumitomo Mitsui Financial Group, Inc. 10/19/21	2.442%	477,000	469,256
07/14/26	2.632%	590,000	548,263
10/19/26	3.010%	297,000	284,217
Sumitomo Mitsui Trust Bank Ltd.(a) 10/18/19	2.050%	1,500,000	1,487,835
SunTrust Banks, Inc. 05/01/19	2.500%	419,000	422,573
01/27/22	2.700%	355,000	355,151
Svenska Handelsbanken AB 10/01/20	2.400%	400,000	397,995
Synchrony Financial 08/04/26	3.700%	1,723,000	1,656,270
Toronto-Dominion Bank (The) 11/05/19	2.250%	812,000	816,831
12/14/20	2.500%	1,100,000	1,103,990
Toronto-Dominion Bank (The)(b) Subordinated 09/15/31	3.625%	583,000	569,492
U.S. Bancorp 05/15/17	1.650%	500,000	500,713
05/24/21	4.125%	309,000	331,227
03/15/22	3.000%	358,000	365,002
01/30/24	3.700%	752,000	781,839
07/22/26	2.375%	1,200,000	1,110,920

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016

VARIABLE PORTFOLIO FUNDS

PORTFOLIO OF INVESTMENTS (continued)

Variable Portfolio — J.P. Morgan Core Bond Fund

December 31, 2016

Corporate Bonds & Notes (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
UBS Group Funding Jersey Ltd.(a) 02/01/22	2.650%	960,000	933,019
09/24/25	4.125%	200,000	203,119
04/15/26	4.125%	401,000	406,963
US Bank NA 01/26/18	1.350%	775,000	773,648
Wachovia Corp. 02/01/18	5.750%	1,400,000	1,459,633
Wells Fargo & Co. 07/22/20	2.600%	596,000	599,675
03/04/21	2.500%	460,000	456,591
04/01/21	4.600%	200,000	214,908
03/08/22	3.500%	3,910,000	4,022,807
09/09/24	3.300%	750,000	742,310
09/29/25	3.550%	2,000,000	1,996,686
12/07/46	4.750%	574,000	582,527
Subordinated 06/03/26	4.100%	613,000	621,085
07/22/27	4.300%	559,000	574,973
11/17/45	4.900%	719,000	738,500
Wells Fargo Bank Subordinated 11/15/17	6.000%	5,300,000	5,500,298
Westpac Banking Corp. 11/19/19	4.875%	750,000	804,809
Westpac Banking Corp.(b) 11/23/31	4.322%	600,000	601,911
Total			207,166,686
BROKERAGE/ASSET MANAGERS/EXCHANGES 0.2%
BlackRock, Inc. 09/15/17	6.250%	900,000	931,643
Blackstone Holdings Finance Co. LLC(a) 03/15/21	5.875%	850,000	952,932
Charles Schwab Corp. (The) 09/01/22	3.225%	325,000	332,515
Invesco Finance PLC 01/15/26	3.750%	567,000	574,588
Jefferies Group LLC 04/15/21	6.875%	1,865,000	2,121,687
Legg Mason, Inc. 03/15/26	4.750%	222,000	229,784
Nomura Holdings, Inc. 03/04/20	6.700%	190,000	212,353
Total			5,355,502
BUILDING MATERIALS —%
CRH America, Inc.(a) 05/18/25	3.875%	300,000	305,471

Corporate Bonds & Notes (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CABLE AND SATELLITE 0.4%
COX Communications, Inc.(a) 01/15/19	9.375%	380,000	429,294
03/01/39	8.375%	420,000	523,778
Comcast Cable Communications Holdings, Inc. 11/15/22	9.455%	1,165,000	1,576,831
Comcast Cable Communications LLC 05/01/17	8.875%	753,000	771,941
Comcast Corp. 11/15/35	6.500%	1,378,000	1,764,637
03/15/37	6.450%	1,940,000	2,504,821
Cox Communications, Inc.(a) 09/15/26	3.350%	402,000	383,885
02/01/35	4.800%	530,000	493,682
NBCUniversal Media LLC 04/01/21	4.375%	755,000	815,641
04/30/40	6.400%	314,000	406,039
Sky PLC(a) 09/16/24	3.750%	363,000	364,152
TCI Communications, Inc. 02/15/28	7.125%	415,000	548,852
Time Warner Cable LLC 07/01/18	6.750%	865,000	923,491
02/14/19	8.750%	662,000	746,037
05/01/37	6.550%	580,000	656,590
Time Warner Entertainment Co. LP 07/15/33	8.375%	1,295,000	1,696,723
Total			14,606,394
CHEMICALS 0.5%
Agrium, Inc. 03/15/35	4.125%	3,300,000	3,025,747
Air Liquide Finance SA(a) 09/27/23	2.250%	515,000	493,738
CF Industries, Inc. 05/01/20	7.125%	1,177,000	1,282,930
CF Industries, Inc.(a) 12/01/26	4.500%	666,000	654,607
Chevron Phillips Chemical Co. LLC/LP(a) 12/01/26	3.400%	475,000	474,193
Dow Chemical Co. (The) 05/15/19	8.550%	329,000	377,061
09/15/21	8.850%	400,000	490,484
11/15/21	4.125%	365,000	385,670
11/15/22	3.000%	365,000	365,166
11/01/29	7.375%	455,000	597,869
EI du Pont de Nemours & Co. 01/15/28	6.500%	355,000	431,992
12/15/36	5.600%	525,000	587,726

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016

VARIABLE PORTFOLIO FUNDS

PORTFOLIO OF INVESTMENTS (continued)

Variable Portfolio — J.P. Morgan Core Bond Fund

December 31, 2016

Corporate Bonds & Notes (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Ecolab, Inc. 01/12/20	2.250%	776,000	775,776
12/08/41	5.500%	970,000	1,140,711
Monsanto Co. 07/15/64	4.700%	300,000	270,209
Mosaic Co. (The) 11/15/23	4.250%	1,719,000	1,733,338
11/15/33	5.450%	836,000	829,150
11/15/43	5.625%	235,000	226,468
Potash Corp. of Saskatchewan, Inc. 12/01/17	3.250%	300,000	303,912
05/15/19	6.500%	450,000	491,535
12/15/26	4.000%	500,000	503,165
Praxair, Inc. 02/05/25	2.650%	587,000	568,896
Union Carbide Corp. 06/01/25	7.500%	515,000	620,003
10/01/96	7.750%	920,000	1,115,348
Total			17,745,694
CONSTRUCTION MACHINERY 0.2%
Caterpillar Financial Services Corp. 02/15/19	7.150%	320,000	354,284
Caterpillar, Inc. 12/15/18	7.900%	1,000,000	1,116,172
08/15/42	3.803%	1,011,000	971,393
John Deere Capital Corp. 10/10/17	1.200%	570,000	569,627
12/15/17	1.550%	457,000	458,158
07/13/18	1.600%	535,000	534,826
06/12/24	3.350%	1,602,000	1,636,546
Total			5,641,006
CONSUMER CYCLICAL SERVICES 0.1%
Amazon.com, Inc. 12/05/34	4.800%	500,000	550,330
eBay, Inc. 07/15/22	2.600%	1,825,000	1,768,923
08/01/24	3.450%	676,000	665,458
Total			2,984,711
CONSUMER PRODUCTS 0.1%
Kimberly-Clark Corp. 03/01/22	2.400%	268,000	265,331
06/01/23	2.400%	600,000	586,567
Koninklijke Philips NV 03/11/18	5.750%	148,000	155,108
03/15/22	3.750%	600,000	625,115
Total			1,632,121

Corporate Bonds & Notes (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
DIVERSIFIED MANUFACTURING 0.4%
ABB Finance U.S.A., Inc. 05/08/22	2.875%	360,000	363,682
Eaton Corp. 04/01/24	7.625%	500,000	600,093
11/02/32	4.000%	145,000	142,946
General Electric Co. 08/07/19	6.000%	688,000	760,147
01/08/20	5.500%	416,000	456,675
01/09/20	2.200%	173,000	173,515
10/17/21	4.650%	86,000	94,337
09/07/22	3.150%	201,000	205,281
01/09/23	3.100%	287,000	290,868
03/15/32	6.750%	145,000	193,014
Subordinated 02/11/21	5.300%	84,000	93,161
General Electric Co.(b) 02/15/17	1.076%	1,250,000	1,250,291
Honeywell International, Inc. 11/01/26	2.500%	1,400,000	1,325,156
Illinois Tool Works, Inc. 11/15/26	2.650%	700,000	669,143
Johnson Controls International PLC 12/01/21	3.750%	525,000	543,385
02/14/26	3.900%	374,000	385,225
12/01/41	5.250%	865,000	930,674
07/02/64	4.950%	885,000	825,316
Parker-Hannifin Corp. 11/21/24	3.300%	448,000	453,679
Pentair Finance SA 09/15/25	4.650%	950,000	974,420
Roper Technologies, Inc. 12/15/20	3.000%	316,000	320,110
12/15/26	3.800%	281,000	283,166
Siemens Financieringsmaatschappij NV(a) 05/27/22	2.900%	520,000	523,903
08/17/26	6.125%	1,085,000	1,332,368
09/15/46	3.300%	600,000	522,400
WW Grainger, Inc. 06/15/45	4.600%	200,000	214,127
Xylem, Inc. 11/01/26	3.250%	213,000	206,834
11/01/46	4.375%	256,000	252,179
Total			14,386,095
ELECTRIC 1.7%
AEP Transmission Co. LLC(a) 12/01/46	4.000%	311,000	308,503

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016

VARIABLE PORTFOLIO FUNDS

PORTFOLIO OF INVESTMENTS (continued)

Variable Portfolio — J.P. Morgan Core Bond Fund

December 31, 2016

Corporate Bonds & Notes (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Alabama Power Co. 02/15/33	5.700%	467,000	553,087
05/15/38	6.125%	70,000	87,610
American Electric Power Co., Inc. 12/15/17	1.650%	357,000	357,119
12/15/22	2.950%	375,000	377,379
Arizona Public Service Co. 01/15/20	2.200%	255,000	255,299
04/01/42	4.500%	93,000	97,669
Baltimore Gas & Electric Co. 08/15/46	3.500%	376,000	338,321
Berkshire Hathaway Energy Co. 11/15/23	3.750%	976,000	1,020,608
02/01/25	3.500%	529,000	539,481
CMS Energy Corp. 06/15/19	8.750%	580,000	669,889
Cleveland Electric Illuminating Co. (The) 11/15/18	8.875%	600,000	674,265
Commonwealth Edison Co. 06/15/46	3.650%	243,000	228,362
Consolidated Edison Co. of New York, Inc. 12/01/56	4.300%	1,389,000	1,387,091
Consumers Energy Co. 05/15/22	2.850%	282,000	286,454
08/31/64	4.350%	547,000	547,811
DTE Electric Co. 06/01/21	3.900%	285,000	301,651
06/15/42	3.950%	364,000	361,634
DTE Energy Co. 12/01/19	2.400%	434,000	436,140
06/15/22	3.300%	397,000	403,845
Dominion Resources, Inc. 08/01/33	5.250%	1,315,000	1,418,074
08/01/41	4.900%	102,000	107,073
Duke Energy Carolinas LLC 01/15/18	5.250%	630,000	653,683
06/15/20	4.300%	1,356,000	1,449,605
12/01/28	6.000%	600,000	744,026
01/15/38	6.000%	226,000	279,928
12/15/41	4.250%	313,000	320,196
Duke Energy Corp. 09/01/26	2.650%	213,000	198,799
Duke Energy Indiana LLC 07/15/20	3.750%	772,000	810,066
05/15/46	3.750%	550,000	517,316
Duke Energy Progress LLC 05/15/22	2.800%	607,000	613,741
04/01/35	5.700%	300,000	358,063
10/15/46	3.700%	323,000	305,854

Corporate Bonds & Notes (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Edison International 03/15/23	2.950%	500,000	494,122
Entergy Arkansas, Inc. 04/01/26	3.500%	307,000	312,847
Entergy Corp. 09/01/26	2.950%	336,000	314,308
Entergy Louisiana LLC 10/01/26	2.400%	591,000	551,480
06/01/31	3.050%	472,000	446,897
Entergy Mississippi, Inc. 06/01/28	2.850%	414,000	393,118
Exelon Generation Co. LLC 01/15/20	2.950%	1,640,000	1,659,503
06/15/22	4.250%	749,000	775,260
10/01/39	6.250%	300,000	302,060
Florida Power & Light Co. 12/01/25	3.125%	1,240,000	1,253,693
Fortis, Inc.(a) 10/04/26	3.055%	2,400,000	2,244,665
Georgia Power Co. 04/01/26	3.250%	193,000	193,956
Indiana Michigan Power Co. 03/15/19	7.000%	420,000	462,791
John Sevier Combined Cycle Generation LLC 01/15/42	4.626%	343,277	364,301
Kansas City Power & Light Co. 03/15/23	3.150%	230,000	228,281
10/01/41	5.300%	750,000	801,238
Louisville Gas & Electric Co. 10/01/25	3.300%	354,000	357,310
MidAmerican Energy Co. 10/15/24	3.500%	487,000	503,386
11/01/35	5.750%	600,000	726,957
National Rural Utilities Cooperative Finance Corp. 11/01/18	10.375%	550,000	634,275
Nevada Power Co. 08/01/18	6.500%	1,275,000	1,371,092
03/15/19	7.125%	530,000	589,238
09/15/40	5.375%	67,000	76,755
New York State Electric & Gas Corp.(a) 12/01/26	3.250%	397,000	395,273
Nextera Energy Capital Holdings, Inc. 09/15/19	2.400%	506,000	508,864
Niagara Mohawk Power Corp.(a) 10/01/34	4.278%	753,000	766,316
Northern States Power Co. 06/01/36	6.250%	150,000	194,285

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016

VARIABLE PORTFOLIO FUNDS

PORTFOLIO OF INVESTMENTS (continued)

Variable Portfolio — J.P. Morgan Core Bond Fund

December 31, 2016

Corporate Bonds & Notes (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Oncor Electric Delivery Co. LLC 09/01/18	6.800%	813,000	878,494
09/01/22	7.000%	155,000	189,188
PPL Capital Funding, Inc. 06/15/22	4.200%	313,000	329,875
PPL Electric Utilities Corp. 09/01/22	2.500%	368,000	362,084
PSEG Power LLC 11/15/18	2.450%	800,000	805,623
09/15/21	4.150%	233,000	242,990
11/15/23	4.300%	449,000	464,094
PacifiCorp 07/15/18	5.650%	1,500,000	1,590,319
02/01/22	2.950%	335,000	341,161
06/01/23	2.950%	250,000	251,350
10/15/37	6.250%	200,000	259,046
Pacific Gas & Electric Co. 11/15/23	3.850%	825,000	870,404
06/15/25	3.500%	750,000	770,659
03/01/34	6.050%	450,000	563,161
04/15/42	4.450%	257,000	269,925
08/15/42	3.750%	531,000	498,287
12/01/46	4.000%	255,000	251,485
Peco Energy Co. 09/15/22	2.375%	2,000,000	1,964,114
Potomac Electric Power Co. 12/15/38	7.900%	160,000	236,209
Progress Energy, Inc. 01/15/21	4.400%	187,000	198,339
Public Service Co. of Colorado 11/15/20	3.200%	240,000	247,154
06/15/46	3.550%	374,000	345,494
Public Service Co. of New Hampshire 11/01/23	3.500%	303,000	308,866
Public Service Co. of Oklahoma 12/01/19	5.150%	377,000	405,396
02/01/21	4.400%	231,000	245,953
Public Service Electric & Gas Co. 09/15/26	2.250%	359,000	333,137
San Diego Gas & Electric Co. 06/01/26	6.000%	525,000	638,386
05/15/40	5.350%	21,000	24,842
South Carolina Electric & Gas Co. 06/01/64	4.500%	130,000	128,153
Southern California Edison Co. 06/01/21	3.875%	225,000	238,141
02/01/22	1.845%	731,500	719,594
02/01/38	5.950%	210,000	263,692
Southern Co. (The) 09/01/19	2.150%	389,000	389,047

Corporate Bonds & Notes (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Southern Power Co. 12/01/25	4.150%	250,000	259,040
09/15/41	5.150%	1,166,000	1,174,274
Southwestern Electric Power Co. 10/01/26	2.750%	1,000,000	943,587
04/01/45	3.900%	428,000	398,658
Southwestern Public Service Co. 12/01/18	8.750%	804,000	903,813
08/15/41	4.500%	338,000	357,375
Toledo Edison Co. (The) 05/15/37	6.150%	600,000	708,148
Virginia Electric and Power Co. 03/15/23	2.750%	900,000	892,819
02/15/24	3.450%	783,000	804,653
11/15/38	8.875%	205,000	326,328
WEC Energy Group, Inc. 06/15/25	3.550%	721,000	734,793
Wisconsin Electric Power Co. 09/15/21	2.950%	86,000	87,793
06/01/25	3.100%	192,000	191,638
Xcel Energy, Inc. 05/15/20	4.700%	98,000	104,223
06/01/25	3.300%	530,000	530,145
07/01/36	6.500%	300,000	377,213
09/15/41	4.800%	90,000	95,895
Total			58,445,970
ENVIRONMENTAL 0.1%
Republic Services, Inc. 06/01/22	3.550%	839,000	870,459
07/01/26	2.900%	174,000	166,805
Waste Management, Inc. 06/30/20	4.750%	450,000	485,088
05/15/23	2.400%	417,000	404,343
Total			1,926,695
FINANCE COMPANIES 0.3%
Air Lease Corp. 01/15/20	2.125%	1,165,000	1,147,615
04/01/21	3.875%	450,000	462,334
09/15/23	3.000%	645,000	616,224
GE Capital International Funding Co. Unlimited Co. 11/15/20	2.342%	4,126,000	4,124,032
11/15/25	3.373%	1,267,000	1,288,002
11/15/35	4.418%	1,098,000	1,150,602
Protective Life Global Funding(a) 11/25/20	2.700%	1,000,000	1,000,815
09/14/21	1.999%	600,000	580,169
Total			10,369,793

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016

VARIABLE PORTFOLIO FUNDS

PORTFOLIO OF INVESTMENTS (continued)

Variable Portfolio — J.P. Morgan Core Bond Fund

December 31, 2016

Corporate Bonds & Notes (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
FOOD AND BEVERAGE 0.9%
Anheuser-Busch Companies, Inc. 01/15/31	6.800%	640,000	824,731
Anheuser-Busch InBev Finance, Inc. 02/01/19	1.900%	96,000	96,138
02/01/23	3.300%	3,840,000	3,908,091
02/01/36	4.700%	5,200,000	5,469,714
Anheuser-Busch InBev Worldwide, Inc. 01/15/20	5.375%	250,000	272,673
01/15/22	3.750%	1,400,000	1,461,286
01/15/39	8.200%	410,000	616,597
Brown-Forman Corp. 07/15/45	4.500%	525,000	548,814
Bunge Ltd. Finance Corp. 06/15/19	8.500%	790,000	905,067
11/24/20	3.500%	276,000	280,920
08/15/26	3.250%	284,000	272,718
Cargill, Inc.(a) 11/27/17	6.000%	170,000	176,933
03/06/19	7.350%	250,000	278,080
11/01/36	7.250%	300,000	399,223
11/23/45	4.760%	712,000	764,023
Coca-Cola Co. (The) 04/01/18	1.150%	1,011,000	1,008,709
ConAgra Foods, Inc. 10/01/26	7.125%	183,000	221,349
Danone SA(a) 11/02/23	2.589%	1,450,000	1,397,165
Diageo Investment Corp. 05/11/22	2.875%	900,000	905,397
09/15/22	8.000%	865,000	1,081,056
General Mills, Inc. 02/15/19	5.650%	140,000	150,520
Heineken NV(a) 10/01/17	1.400%	655,000	655,264
Kraft Heinz Foods Co. 08/23/18	6.125%	400,000	426,391
07/15/25	3.950%	500,000	506,517
01/26/39	6.875%	1,205,000	1,513,905
Mead Johnson Nutrition Co. 11/15/25	4.125%	931,000	951,845
06/01/44	4.600%	350,000	338,220
Molson Coors Brewing Co. 07/15/26	3.000%	525,000	496,289
PepsiCo, Inc. 08/13/17	1.250%	1,025,000	1,025,391
07/17/22	3.100%	838,000	860,895
07/17/25	3.500%	625,000	645,982
10/06/46	3.450%	800,000	728,790

Corporate Bonds & Notes (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Sysco Corp. 10/01/25	3.750%	388,000	392,680
Tyson Foods, Inc. 08/15/24	3.950%	932,000	949,516
08/15/34	4.875%	370,000	377,044
Total			30,907,933
HEALTH CARE 0.2%
Abbott Laboratories 11/30/23	3.400%	645,000	642,575
Becton Dickinson and Co. 12/15/24	3.734%	160,000	163,620
Cardinal Health, Inc. 11/15/19	2.400%	835,000	841,086
Danaher Corp. 09/15/25	3.350%	1,812,000	1,857,284
Express Scripts Holding Co. 07/15/23	3.000%	178,000	172,306
02/25/26	4.500%	577,000	594,006
07/15/46	4.800%	218,000	208,719
Medco Health Solutions, Inc. 09/15/20	4.125%	760,000	797,471
Memorial Sloan-Kettering Cancer Center 07/01/55	4.200%	60,000	58,346
Providence St Joseph Health Obligated Group 10/01/26	2.746%	307,000	290,621
Quest Diagnostics, Inc. 01/30/20	4.750%	600,000	640,444
06/01/26	3.450%	195,000	192,336
Stryker Corp. 03/15/26	3.500%	191,000	192,803
04/01/43	4.100%	400,000	373,422
Thermo Fisher Scientific, Inc. 09/19/26	2.950%	417,000	393,752
Total			7,418,791
HEALTHCARE INSURANCE 0.1%
Aetna, Inc. 06/15/23	2.800%	299,000	294,518
06/15/36	4.250%	245,000	245,648
12/15/37	6.750%	590,000	766,770
UnitedHealth Group, Inc. 02/15/19	1.700%	382,000	380,852
07/15/22	3.350%	384,000	395,637
03/15/26	3.100%	642,000	633,205
07/15/35	4.625%	658,000	717,246
03/15/36	5.800%	185,000	225,125
11/15/37	6.625%	285,000	372,798
Total			4,031,799

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016

VARIABLE PORTFOLIO FUNDS

PORTFOLIO OF INVESTMENTS (continued)

Variable Portfolio — J.P. Morgan Core Bond Fund

December 31, 2016

Corporate Bonds & Notes (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
HEALTHCARE REIT 0.2%
HCP, Inc. 11/15/23	4.250%	1,712,000	1,758,034
03/01/24	4.200%	81,000	82,440
08/15/24	3.875%	682,000	681,660
Ventas Realty LP/Capital Corp. 03/01/22	4.250%	500,000	528,589
08/15/22	3.250%	450,000	454,255
Ventas Realty LP 06/15/23	3.125%	240,000	235,599
01/15/26	4.125%	258,000	263,755
Welltower, Inc. 03/15/23	3.750%	300,000	306,032
06/01/25	4.000%	1,252,000	1,279,533
04/01/26	4.250%	860,000	891,465
Total			6,481,362
INDEPENDENT ENERGY 0.5%
Alberta Energy Co., Ltd. 11/01/31	7.375%	695,000	800,942
Anadarko Finance Co. 05/01/31	7.500%	1,240,000	1,578,082
Anadarko Holding Co. 05/15/28	7.150%	570,000	690,740
Apache Corp. 09/15/18	6.900%	750,000	812,021
04/15/22	3.250%	64,000	65,005
04/15/43	4.750%	268,000	276,048
Burlington Resources Finance Co. 12/01/31	7.400%	530,000	691,236
Burlington Resources, Inc. 03/15/25	8.200%	300,000	388,453
Canadian Natural Resources Ltd. 02/01/25	3.900%	570,000	571,685
06/30/33	6.450%	1,423,000	1,602,689
02/01/35	5.850%	170,000	180,936
ConocoPhillips Holding Co. 04/15/29	6.950%	400,000	503,023
ConocoPhillips 07/15/18	6.650%	605,000	647,825
03/30/29	7.000%	475,000	579,145
EOG Resources, Inc. 03/15/23	2.625%	707,000	685,376
01/15/36	5.100%	824,000	896,294
Kerr-McGee Corp. 09/15/31	7.875%	800,000	1,024,417
Marathon Oil Corp. 11/01/22	2.800%	2,000,000	1,912,522
10/01/37	6.600%	300,000	327,847

Corporate Bonds & Notes (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Noble Energy, Inc. 05/01/21	5.625%	407,000	424,614
03/01/41	6.000%	800,000	888,255
Occidental Petroleum Corp. 02/15/23	2.700%	1,250,000	1,237,883
02/15/27	3.000%	333,000	322,202
Tosco Corp. 02/15/30	8.125%	775,000	1,061,853
Total			18,169,093
INTEGRATED ENERGY 0.7%
BG Energy Capital PLC(a) 10/15/41	5.125%	200,000	217,621
BP Capital Markets PLC 11/06/17	1.375%	497,000	496,718
05/06/22	3.245%	715,000	730,110
02/10/24	3.814%	1,621,000	1,683,999
05/04/26	3.119%	433,000	420,573
01/16/27	3.017%	350,000	337,772
Cenovus Energy, Inc. 08/15/22	3.000%	300,000	290,033
09/15/23	3.800%	100,000	97,603
11/15/39	6.750%	665,000	741,455
Chevron Corp. 05/16/21	2.100%	1,100,000	1,090,569
12/05/22	2.355%	435,000	426,891
06/24/23	3.191%	269,000	275,530
Exxon Mobil Corp. 03/01/23	2.726%	1,235,000	1,239,201
03/01/46	4.114%	716,000	733,380
Husky Energy, Inc. 04/15/22	3.950%	750,000	779,114
Petro-Canada 05/15/35	5.950%	1,450,000	1,706,269
Shell International Finance BV 09/22/19	4.300%	1,000,000	1,060,837
03/25/20	4.375%	400,000	427,303
05/11/20	2.125%	465,000	464,444
11/10/20	2.250%	222,000	221,691
08/12/23	3.400%	489,000	501,804
05/10/26	2.875%	2,231,000	2,156,913
12/15/38	6.375%	480,000	619,000
05/10/46	4.000%	2,219,000	2,121,939
09/12/46	3.750%	806,000	741,637
Suncor Energy, Inc. 06/01/18	6.100%	970,000	1,026,973
Total Capital Canada Ltd. 07/15/23	2.750%	350,000	346,350
The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016

VARIABLE PORTFOLIO FUNDS

PORTFOLIO OF INVESTMENTS (continued)

Variable Portfolio — J.P. Morgan Core Bond Fund

December 31, 2016

Corporate Bonds & Notes (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Total Capital International SA 06/28/17	1.550%	311,000	311,512
06/19/21	2.750%	1,530,000	1,548,068
01/25/23	2.700%	500,000	494,813
Total			23,310,122
LIFE INSURANCE 0.7%
AIG Global Funding(a) 12/15/17	1.650%	453,000	453,445
AIG SunAmerica Global Financing X(a) 03/15/32	6.900%	585,000	746,327
American International Group, Inc. 02/15/24	4.125%	1,286,000	1,335,148
07/10/25	3.750%	242,000	243,562
01/15/35	3.875%	537,000	504,422
Dai-ichi Life Insurance Co. Ltd. (The) Junior Subordinated(a)(b) 12/31/49	4.000%	1,062,000	992,970
Jackson National Life Global Funding(a) 06/01/18	4.700%	600,000	623,520
04/29/26	3.050%	1,073,000	1,027,937
Lincoln National Corp. 03/15/22	4.200%	1,005,000	1,063,743
04/07/36	6.150%	24,000	28,132
MassMutual Global Funding II(a) 08/02/18	2.100%	598,000	602,219
10/17/22	2.500%	1,551,000	1,523,032
MetLife Global Funding I(a) 01/10/18	1.500%	1,314,000	1,314,216
MetLife, Inc. 09/15/23	4.368%	600,000	645,660
11/13/25	3.600%	279,000	283,673
11/13/43	4.875%	490,000	530,504
Metropolitan Life Global Funding I(a) 04/10/19	2.300%	900,000	905,897
04/11/22	3.875%	1,049,000	1,108,484
New York Life Global Funding(a) 06/18/19	2.150%	1,573,000	1,580,797
Pacific Life Insurance Co. Subordinated(a) 06/15/39	9.250%	840,000	1,240,784
Pricoa Global Funding I(a) 05/29/18	1.600%	1,439,000	1,438,032
Principal Life Global Funding II(a) 10/15/18	2.250%	2,018,000	2,034,697
Prudential Insurance Co. of America (The) Subordinated(a) 07/01/25	8.300%	2,060,000	2,698,505

Corporate Bonds & Notes (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Reliance Standard Life Global Funding II(a) 01/15/20	2.500%	400,000	397,574
01/20/21	3.050%	522,000	525,809
Teachers Insurance & Annuity Association of America Subordinated(a) 09/15/44	4.900%	450,000	484,221
Voya Financial, Inc. 06/15/26	3.650%	180,000	176,031
Total			24,509,341
MEDIA AND ENTERTAINMENT 0.5%
21st Century Fox America, Inc. 05/18/18	7.250%	375,000	401,988
07/15/24	9.500%	407,000	539,496
10/30/25	7.700%	400,000	515,470
04/30/28	7.300%	350,000	439,757
12/15/34	6.200%	450,000	528,651
12/15/35	6.400%	350,000	418,127
21st Century Fox America, Inc.(a) 11/15/46	4.750%	450,000	451,343
CBS Corp. 08/15/24	3.700%	1,019,000	1,026,450
07/01/42	4.850%	1,075,000	1,052,317
Discovery Communications LLC 06/15/21	4.375%	200,000	210,881
05/15/22	3.300%	500,000	498,320
05/15/42	4.950%	490,000	451,939
Grupo Televisa SAB 01/31/46	6.125%	356,000	353,713
Historic TW, Inc. 02/01/23	9.150%	400,000	512,979
05/15/29	6.625%	550,000	672,647
Thomson Reuters Corp. 07/15/18	6.500%	725,000	774,346
Time Warner Companies, Inc. 02/01/24	7.570%	400,000	494,638
Time Warner, Inc. 03/29/21	4.750%	300,000	321,390
06/01/24	3.550%	1,700,000	1,686,176
Viacom, Inc. 10/05/17	6.125%	375,000	385,729
03/15/23	3.250%	167,000	160,178
04/01/24	3.875%	568,000	551,257
12/15/34	4.850%	250,000	222,868
03/15/43	4.375%	269,000	214,273
Walt Disney Co. (The) 12/15/17	5.875%	500,000	521,760
05/30/19	1.850%	585,000	587,899
02/13/26	3.000%	1,080,000	1,074,582
07/30/46	3.000%	100,000	84,941
Total			15,154,115

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016

VARIABLE PORTFOLIO FUNDS

PORTFOLIO OF INVESTMENTS (continued)

Variable Portfolio — J.P. Morgan Core Bond Fund

December 31, 2016

Corporate Bonds & Notes (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
METALS 0.2%
BHP Billiton Finance USA Ltd. 09/30/18	2.050%	554,000	557,105
03/01/26	6.420%	1,372,000	1,684,693
09/30/43	5.000%	497,000	555,129
Barrick North America Finance LLC 05/30/21	4.400%	63,000	66,204
Freeport Minerals Corp. 06/01/31	9.500%	678,000	788,175
Freeport-McMoRan, Inc. 03/01/17	2.150%	917,000	911,269
03/01/22	3.550%	580,000	539,400
11/14/34	5.400%	637,000	535,080
Nucor Corp. 08/01/23	4.000%	423,000	444,663
12/01/37	6.400%	650,000	811,846
Placer Dome, Inc. 10/15/35	6.450%	780,000	819,879
Rio Tinto Finance USA Ltd. 05/01/19	9.000%	155,000	178,723
Total			7,892,166
MIDSTREAM 1.1%
ANR Pipeline Co. 11/01/21	9.625%	200,000	258,957
Boardwalk Pipelines LP 12/15/24	4.950%	1,050,000	1,078,107
06/01/26	5.950%	223,000	242,231
Buckeye Partners LP 02/01/21	4.875%	800,000	849,430
07/01/23	4.150%	348,000	352,139
10/15/24	4.350%	640,000	653,139
12/01/26	3.950%	126,000	122,624
11/15/43	5.850%	770,000	793,888
EnLink Midstream Partners LP 04/01/19	2.700%	664,000	664,439
06/01/25	4.150%	837,000	812,446
04/01/45	5.050%	745,000	675,381
Enbridge, Inc. 12/01/46	5.500%	500,000	535,010
Energy Transfer Partners LP 02/01/23	3.600%	958,000	942,200
03/15/25	4.050%	946,000	936,453
Enterprise Products Operating LLC 03/15/23	3.350%	1,900,000	1,923,476
02/15/27	3.950%	222,000	227,415
10/15/34	6.650%	1,000,000	1,203,026
04/15/38	7.550%	600,000	775,306
Gulf South Pipeline Co. LP 06/15/22	4.000%	1,335,000	1,352,328

Corporate Bonds & Notes (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Magellan Midstream Partners LP 07/15/19	6.550%	1,065,000	1,178,602
02/01/21	4.250%	730,000	773,928
10/15/43	5.150%	438,000	455,237
09/15/46	4.250%	404,000	379,450
ONEOK Partners LP 03/15/25	4.900%	1,630,000	1,748,371
10/01/36	6.650%	840,000	952,907
Phillips 66 Partners LP 10/01/26	3.550%	171,000	165,489
10/01/46	4.900%	372,000	357,227
Plains All American Pipeline LP/Finance Corp. 12/15/19	2.600%	538,000	538,563
10/15/25	4.650%	1,930,000	1,993,947
02/15/45	4.900%	1,221,000	1,127,978
Spectra Energy Capital LLC 10/01/19	8.000%	1,345,000	1,529,796
03/01/20	5.650%	1,465,000	1,570,147
03/15/23	3.300%	500,000	483,359
09/15/38	7.500%	490,000	593,231
Sunoco Logistics Partners Operations LP 04/01/21	4.400%	480,000	505,488
04/01/24	4.250%	1,701,000	1,714,145
12/01/25	5.950%	250,000	278,525
07/15/26	3.900%	146,000	141,319
02/15/40	6.850%	652,000	723,167
02/15/42	6.100%	300,000	310,092
Texas Eastern Transmission LP(a) 10/15/22	2.800%	660,000	642,501
TransCanada PipeLines Ltd. 01/15/19	3.125%	448,000	458,286
01/15/19	7.125%	677,000	743,052
01/15/26	4.875%	463,000	514,460
10/15/37	6.200%	500,000	619,950
08/15/38	7.250%	585,000	789,737
Western Gas Partners LP 06/01/21	5.375%	352,000	378,596
07/01/26	4.650%	377,000	390,346
04/01/44	5.450%	260,000	267,790
Williams Partners LP/ACMP Finance Corp. 05/15/23	4.875%	1,000,000	1,018,668
Total			37,742,349
NATURAL GAS 0.3%
Atmos Energy Corp. 03/15/19	8.500%	1,146,000	1,303,118
Boston Gas Co.(a) 02/15/42	4.487%	359,000	367,091
CenterPoint Energy Resources Corp. 01/15/21	4.500%	395,000	414,441

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016

VARIABLE PORTFOLIO FUNDS

PORTFOLIO OF INVESTMENTS (continued)

Variable Portfolio — J.P. Morgan Core Bond Fund

December 31, 2016

Corporate Bonds & Notes (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
KeySpan Gas East Corp.(a) 08/15/26	2.742%	621,000	589,612
NiSource Finance Corp. 01/15/19	6.800%	377,000	411,514
09/15/20	5.450%	225,000	245,697
02/15/23	3.850%	237,000	244,851
02/01/42	5.800%	381,000	443,379
02/15/44	4.800%	572,000	602,198
Sempra Energy 06/15/18	6.150%	370,000	391,991
02/15/19	9.800%	1,672,000	1,936,644
06/15/24	3.550%	470,000	475,647
Southern Co. Gas Capital Corp. 08/15/19	5.250%	970,000	1,039,290
10/01/23	2.450%	201,000	192,778
06/15/26	3.250%	169,000	164,909
10/01/34	6.000%	1,000,000	1,160,149
10/01/46	3.950%	247,000	228,553
Southwest Gas Corp. 09/29/46	3.800%	464,000	416,428
Total			10,628,290
OFFICE REIT 0.1%
Boston Properties LP 02/01/23	3.850%	860,000	882,412
02/01/24	3.800%	378,000	383,370
10/01/26	2.750%	420,000	384,017
Equity Commonwealth 09/15/20	5.875%	1,600,000	1,709,822
Total			3,359,621
OIL FIELD SERVICES 0.2%
Diamond Offshore Drilling, Inc. 10/15/39	5.700%	200,000	157,000
11/01/43	4.875%	1,727,000	1,226,740
Halliburton Co. 02/15/21	8.750%	400,000	487,503
11/15/35	4.850%	497,000	524,150
09/15/39	7.450%	240,000	322,378
Nabors Industries, Inc. 09/15/20	5.000%	200,000	205,500
09/15/21	4.625%	2,040,000	2,073,701
National Oilwell Varco, Inc. 12/01/17	1.350%	432,000	430,316
Schlumberger Holdings Corp.(a) 12/21/22	3.625%	995,000	1,031,311
Schlumberger Investment SA(a) 09/14/21	3.300%	344,000	355,287
08/01/22	2.400%	610,000	598,833
Total			7,412,719

Corporate Bonds & Notes (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
OTHER INDUSTRY 0.1%
CK Hutchison International 16 Ltd.(a) 10/03/21	1.875%	335,000	319,771
Hutchison Whampoa International 11 Ltd.(a) 01/13/22	4.625%	1,200,000	1,284,253
President and Fellows of Harvard College 07/15/56	3.300%	1,071,000	941,876
Total			2,545,900
OTHER REIT 0.1%
Duke Realty LP 06/15/22	4.375%	521,000	555,233
06/30/26	3.250%	203,000	196,319
Goodman Australia Industrial Fund Bond Issuer Pty Ltd.(a) 09/30/26	3.400%	921,000	874,409
Liberty Property LP 10/01/26	3.250%	279,000	267,169
Prologis LP 11/01/25	3.750%	190,000	194,688
Total			2,087,818
OTHER UTILITY —%
American Water Capital Corp. 03/01/25	3.400%	524,000	536,236
10/15/37	6.593%	300,000	400,226
12/01/46	4.000%	431,000	432,793
Total			1,369,255
PAPER —%
International Paper Co. 02/15/27	3.000%	714,000	673,615
09/15/35	5.000%	200,000	211,314
11/15/39	7.300%	500,000	637,109
Total			1,522,038
PHARMACEUTICALS 0.9%
AbbVie, Inc. 11/06/22	2.900%	870,000	859,342
05/14/25	3.600%	3,750,000	3,714,330
05/14/35	4.500%	1,000,000	982,527
Actavis Funding SCS 03/15/22	3.450%	434,000	440,514
03/15/35	4.550%	2,239,000	2,216,144
Allergan, Inc. 03/15/23	2.800%	2,761,000	2,643,749
Amgen, Inc. 10/01/41	4.950%	200,000	207,521
05/01/45	4.400%	750,000	718,909

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016

VARIABLE PORTFOLIO FUNDS

PORTFOLIO OF INVESTMENTS (continued)

Variable Portfolio — J.P. Morgan Core Bond Fund

December 31, 2016

Corporate Bonds & Notes (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Amgen, Inc.(a) 06/15/48	4.563%	1,401,000	1,355,126
06/15/51	4.663%	1,639,000	1,580,411
Biogen, Inc. 09/15/20	2.900%	1,154,000	1,168,718
Forest Laboratories LLC(a) 02/15/21	4.875%	100,000	107,429
12/15/21	5.000%	930,000	1,005,500
Gilead Sciences, Inc. 12/01/21	4.400%	500,000	537,920
09/01/23	2.500%	498,000	480,232
04/01/24	3.700%	575,000	590,194
09/01/35	4.600%	590,000	611,942
09/01/36	4.000%	286,000	274,236
Johnson & Johnson 03/01/36	3.550%	240,000	240,146
Merck & Co, Inc. 05/18/23	2.800%	968,000	971,746
Mylan NV(a) 06/15/26	3.950%	463,000	433,298
06/15/46	5.250%	318,000	293,289
Mylan, Inc. 11/29/43	5.400%	200,000	187,291
Mylan, Inc.(a) 01/15/23	3.125%	1,000,000	944,215
Pfizer, Inc. 06/15/23	3.000%	1,530,000	1,556,992
12/15/26	3.000%	600,000	592,321
Shire Acquisitions Investments Ireland DAC 09/23/23	2.875%	612,000	581,824
Teva Pharmaceutical Finance Co. LLC 02/01/36	6.150%	1,500,000	1,674,586
Teva Pharmaceutical Finance III BV 07/21/21	2.200%	333,000	318,577
07/21/23	2.800%	319,000	301,962
Teva Pharmaceutical Finance Netherlands III BV 10/01/46	4.100%	136,000	116,533
Zoetis, Inc. 11/13/20	3.450%	210,000	215,536
02/01/23	3.250%	1,290,000	1,287,180
11/13/25	4.500%	435,000	461,164
Total			29,671,404
PROPERTY & CASUALTY 0.5%
Aon PLC 11/27/23	4.000%	459,000	476,234
06/14/24	3.500%	519,000	520,585
12/15/25	3.875%	429,000	437,273

Corporate Bonds & Notes (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Arch Capital Finance LLC 12/15/46	5.031%	459,000	481,209
Berkshire Hathaway Finance Corp. 05/15/18	5.400%	2,200,000	2,315,368
01/15/40	5.750%	385,000	473,670
Berkshire Hathaway, Inc. 08/15/21	3.750%	488,000	516,808
02/11/23	3.000%	1,000,000	1,011,791
03/15/23	2.750%	500,000	498,123
CNA Financial Corp. 11/15/19	7.350%	360,000	408,284
Chubb INA Holdings, Inc. 11/03/22	2.875%	452,000	455,698
03/13/23	2.700%	1,275,000	1,261,618
05/15/24	3.350%	750,000	764,095
05/03/26	3.350%	300,000	303,873
Liberty Mutual Group, Inc.(a) 05/01/22	4.950%	330,000	360,068
03/15/35	6.500%	300,000	358,450
Liberty Mutual Insurance Co. Subordinated(a) 05/15/25	8.500%	800,000	984,333
Marsh & McLennan Companies, Inc. 03/06/20	2.350%	1,015,000	1,015,892
03/14/23	3.300%	132,000	134,148
Nationwide Mutual Insurance Co. Subordinated(a) 08/15/39	9.375%	1,170,000	1,767,190
Progressive Corporation (The) 01/15/27	2.450%	800,000	744,512
Travelers Property Casualty Corp. 04/15/26	7.750%	605,000	794,591
Total			16,083,813
RAILROADS 0.4%
Burlington Northern Santa Fe LLC 03/15/22	3.050%	217,000	222,306
03/15/23	3.000%	405,000	409,917
08/15/30	7.950%	500,000	711,145
05/01/40	5.750%	790,000	964,120
03/15/42	4.400%	500,000	521,302
CSX Corp. 05/01/17	7.900%	625,000	638,244
06/01/21	4.250%	215,000	229,327
10/01/36	6.000%	450,000	537,506
Canadian Pacific Railway Co. 05/15/19	7.250%	450,000	503,591
09/15/2115	6.125%	1,336,000	1,599,584
Canadian Pacific Railway Ltd. 01/15/22	4.500%	1,350,000	1,450,375

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016

VARIABLE PORTFOLIO FUNDS

PORTFOLIO OF INVESTMENTS (continued)

Variable Portfolio — J.P. Morgan Core Bond Fund

December 31, 2016

Corporate Bonds & Notes (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Norfolk Southern Corp. 02/15/23	2.903%	883,000	877,560
05/01/37	7.050%	300,000	406,587
05/23/2111	6.000%	911,000	1,060,435
Union Pacific Corp. 07/15/22	4.163%	849,000	914,912
Union Pacific Railroad Co. 2015-1 Pass-Through Trust 05/12/27	2.695%	2,052,035	1,973,309
Total			13,020,220
RESTAURANTS 0.1%
Lila Mexican Holdings LLC(a) 12/24/35	5.000%	4,191,965	4,114,628
McDonalds Corp. 12/09/35	4.700%	283,000	299,390
10/15/37	6.300%	268,000	336,711
Total			4,750,729
RETAIL REIT 0.3%
Brixmor Operating Partnership LP 02/01/25	3.850%	1,000,000	984,711
DDR Corp. 02/01/25	3.625%	560,000	541,721
Kimco Realty Corp. 03/01/24	2.700%	500,000	477,883
National Retail Properties, Inc. 11/15/25	4.000%	728,000	742,157
12/15/26	3.600%	618,000	608,800
Realty Income Corp. 10/15/22	3.250%	500,000	504,037
07/15/24	3.875%	1,642,000	1,676,659
01/15/27	3.000%	598,000	563,014
Scentre Group Trust 1/2(a) 02/12/25	3.500%	1,040,000	1,026,922
Simon Property Group LP 02/01/24	3.750%	1,750,000	1,812,527
01/15/26	3.300%	386,000	384,094
VEREIT Operating Partnership LP 02/06/24	4.600%	1,260,000	1,266,300
Total			10,588,825
RETAILERS 0.4%
Advance Auto Parts, Inc. 01/15/22	4.500%	700,000	730,556
Bed Bath & Beyond, Inc. 08/01/34	4.915%	1,343,000	1,343,713

Corporate Bonds & Notes (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CVS Health Corp. 06/01/21	2.125%	763,000	748,155
12/01/22	2.750%	500,000	492,563
12/05/23	4.000%	1,211,000	1,275,964
06/01/26	2.875%	432,000	411,768
CVS Pass-Through Trust(a) 10/10/25	6.204%	226,588	249,018
01/10/34	5.926%	835,176	948,822
Gap, Inc. (The) 04/12/21	5.950%	773,000	813,459
Home Depot, Inc. (The) 06/01/22	2.625%	195,000	195,940
04/01/26	3.000%	403,000	402,227
09/15/26	2.125%	256,000	236,136
09/15/56	3.500%	176,000	154,061
Lowes Companies, Inc. 02/15/28	6.875%	400,000	522,807
10/15/35	5.500%	1,150,000	1,357,761
Macy's Retail Holdings, Inc. 09/01/23	4.375%	852,000	876,044
03/15/37	6.375%	1,450,000	1,531,966
Target Corp. 11/01/32	6.350%	107,000	137,004
Walgreen Co. 09/15/42	4.400%	300,000	289,630
Walgreens Boots Alliance, Inc. 06/01/23	3.100%	411,000	408,284
11/18/34	4.500%	990,000	996,188
11/18/44	4.800%	500,000	513,905
Total			14,635,971
SUPERMARKETS 0.1%
Kroger Co. (The) 08/15/17	6.400%	300,000	308,916
01/15/20	6.150%	440,000	487,091
04/01/31	7.500%	2,120,000	2,854,610
Total			3,650,617
SUPRANATIONAL 0.1%
African Development Bank Subordinated 09/01/19	8.800%	1,700,000	2,005,024
TECHNOLOGY 1.2%
Analog Devices, Inc. 12/05/23	3.125%	244,000	243,980
12/05/36	4.500%	198,000	199,001
Apple, Inc. 05/03/18	1.000%	2,084,000	2,076,185
05/03/23	2.400%	1,645,000	1,601,766
05/06/24	3.450%	795,000	818,880

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016

VARIABLE PORTFOLIO FUNDS

PORTFOLIO OF INVESTMENTS (continued)

Variable Portfolio — J.P. Morgan Core Bond Fund

December 31, 2016

Corporate Bonds & Notes (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
02/23/26	3.250%	426,000	426,226
08/04/26	2.450%	963,000	903,821
02/23/36	4.500%	851,000	908,811
08/04/46	3.850%	672,000	643,871
Arrow Electronics, Inc. 04/01/20	6.000%	760,000	823,525
01/15/27	7.500%	959,000	1,141,107
Cisco Systems, Inc. 02/28/21	2.200%	1,200,000	1,197,414
01/15/40	5.500%	1,460,000	1,778,566
Dell, Inc. 04/15/28	7.100%	390,000	405,600
Diamond 1 Finance Corp./Diamond 2 Finance Corp.(a) 06/15/21	4.420%	642,000	664,306
06/15/23	5.450%	759,000	805,101
06/15/26	6.020%	667,000	722,558
Equifax, Inc. 06/01/21	2.300%	293,000	287,139
HP Enterprise Services LLC 10/15/29	7.450%	300,000	357,013
HP, Inc. 09/15/21	4.375%	1,058,000	1,113,019
Intel Corp. 07/29/25	3.700%	585,000	617,032
07/29/45	4.900%	245,000	274,077
05/19/46	4.100%	448,000	444,047
International Business Machines Corp. 10/15/18	7.625%	640,000	706,587
08/01/27	6.220%	655,000	818,819
11/29/32	5.875%	500,000	623,227
Intuit, Inc. 03/15/17	5.750%	1,100,000	1,109,759
Microsoft Corp. 02/12/22	2.375%	500,000	497,988
11/15/22	2.125%	523,000	509,639
05/01/23	2.375%	500,000	490,828
12/15/23	3.625%	667,000	702,514
02/12/35	3.500%	300,000	288,774
11/03/35	4.200%	462,000	486,165
10/01/40	4.500%	518,000	550,422
11/03/55	4.750%	582,000	633,037
08/08/56	3.950%	380,000	358,903
Oracle Corp. 10/15/22	2.500%	1,700,000	1,681,805
07/15/23	3.625%	900,000	943,273
09/15/23	2.400%	567,000	549,310
05/15/25	2.950%	2,500,000	2,450,703
07/08/34	4.300%	1,570,000	1,623,355
05/15/35	3.900%	1,570,000	1,548,508
07/15/36	3.850%	1,400,000	1,366,288
04/15/38	6.500%	280,000	365,844
07/08/39	6.125%	339,000	426,595
07/15/40	5.375%	155,000	180,127

Corporate Bonds & Notes (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Pitney Bowes, Inc. 03/15/18	5.600%	150,000	155,887
Xerox Corp. 02/01/17	6.750%	500,000	502,135
12/15/19	5.625%	368,000	395,735
Total			38,419,272
TRANSPORTATION SERVICES 0.2%
Brambles USA, Inc.(a) 10/23/25	4.125%	300,000	305,423
ERAC U.S.A. Finance LLC(a) 08/16/21	4.500%	600,000	640,096
10/15/37	7.000%	910,000	1,153,021
11/01/46	4.200%	770,000	703,644
Penske Truck Leasing Co. LP/Finance Corp.(a) 02/01/22	3.375%	1,700,000	1,714,008
Ryder System, Inc. 06/01/17	3.500%	705,000	710,964
09/01/21	2.250%	700,000	683,606
United Parcel Service of America, Inc.(b) 04/01/30	8.375%	225,000	318,283
Total			6,229,045
WIRELESS 0.4%
America Movil SAB de CV 07/16/22	3.125%	1,947,000	1,917,224
03/30/40	6.125%	300,000	342,376
American Tower Corp. 01/15/22	2.250%	600,000	574,721
01/31/23	3.500%	670,000	672,027
10/15/26	3.375%	425,000	402,344
Centel Capital Corp. 10/15/19	9.000%	350,000	397,250
Crown Castle International Corp. 09/01/21	2.250%	693,000	670,441
04/15/22	4.875%	600,000	638,880
Crown Castle Towers LLC(a) 01/15/20	6.113%	1,000,000	1,083,461
Rogers Communications, Inc. 12/15/25	3.625%	258,000	260,889
05/01/32	8.750%	1,075,000	1,464,588
Sprint Spectrum Co. I/II/III LLC(a) 09/20/21	3.360%	2,336,000	2,334,598
Vodafone Group PLC 03/20/17	1.625%	1,087,000	1,087,214
02/19/18	1.500%	1,113,000	1,108,866
Total			12,954,879

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016

VARIABLE PORTFOLIO FUNDS

PORTFOLIO OF INVESTMENTS (continued)

Variable Portfolio — J.P. Morgan Core Bond Fund

December 31, 2016

Corporate Bonds & Notes (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
WIRELINES 1.3%
AT&T, Inc. 02/15/19	5.800%	1,000,000	1,075,228
08/15/21	3.875%	145,000	149,705
03/15/22	3.800%	1,295,000	1,327,555
06/30/22	3.000%	3,530,000	3,465,083
02/17/23	3.600%	2,925,000	2,949,921
04/01/24	4.450%	1,000,000	1,042,436
01/15/38	6.300%	750,000	847,663
08/15/40	6.000%	875,000	961,719
09/01/40	5.350%	4,821,000	4,951,153
03/01/41	6.375%	425,000	489,436
12/15/42	4.300%	1,158,000	1,036,613
06/15/45	4.350%	1,219,000	1,086,168
03/09/49	4.550%	712,000	643,125
British Telecommunications PLC 02/14/19	2.350%	200,000	201,166
British Telecommunications PLC(b) 12/15/30	9.375%	350,000	533,988
Deutsche Telekom International Finance BV 08/20/18	6.750%	525,000	566,127
Deutsche Telekom International Finance BV(a) 03/06/17	2.250%	500,000	500,710
09/19/21	1.950%	300,000	289,074
03/06/42	4.875%	150,000	160,636
Deutsche Telekom International Finance BV(b) 06/15/30	8.750%	290,000	426,333
Orange SA(b) 03/01/31	9.000%	1,528,000	2,297,385
Qwest Corp. 12/01/21	6.750%	1,063,000	1,153,355
Telefonica Emisiones SAU 04/27/18	3.192%	241,000	244,466
04/27/20	5.134%	1,021,000	1,093,960
02/16/21	5.462%	120,000	131,249
Verizon Communications, Inc. 11/01/21	3.000%	1,787,000	1,800,029
11/01/24	3.500%	2,361,000	2,353,426
08/15/26	2.625%	2,200,000	2,025,214
03/15/34	5.050%	1,029,000	1,083,574
11/01/34	4.400%	4,016,000	3,963,736
09/15/35	5.850%	180,000	205,572
01/15/36	4.272%	550,000	526,419
08/21/46	4.862%	4,944,000	5,009,726
09/15/48	4.522%	121,000	116,028
03/15/55	4.672%	112,000	105,180
Total			44,813,158
Total Corporate Bonds & Notes (Cost: $774,953,959)			783,002,374

Residential Mortgage-Backed Securities —
Agency 14.5%

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Federal Home Loan Mortgage Corp. 09/01/21 - 09/01/37	6.000%	3,520,992	3,957,904
11/01/22 - 10/17/38	6.500%	2,424,227	2,684,814
02/01/24 - 05/01/38	5.500%	1,515,170	1,662,897
01/01/32 - 06/01/42	3.500%	5,611,968	5,791,021
12/01/32 - 01/01/46	4.000%	10,468,511	11,123,556
03/01/33	3.000%	2,198,820	2,231,880
02/01/38	7.500%	116,247	123,701
08/01/40	5.000%	2,446,529	2,678,338
05/01/41	4.500%	3,405,128	3,669,438
CMO Series 2127 Class PG 02/15/29	6.250%	471,625	510,828
CMO Series 2165 Class PE 06/15/29	6.000%	154,868	177,089
CMO Series 2326 Class ZQ 06/15/31	6.500%	777,274	858,472
CMO Series 2399 Class TH 01/15/32	6.500%	400,558	440,732
CMO Series 2517 Class Z 10/15/32	5.500%	248,430	264,347
CMO Series 2545 Class HG 12/15/32	5.500%	521,513	583,576
CMO Series 2557 Class HL 01/15/33	5.300%	630,537	689,098
CMO Series 2568 Class KG 02/15/23	5.500%	793,344	866,440
CMO Series 2586 Class TG 03/15/23	5.500%	1,271,021	1,376,044
CMO Series 2597 Class AE 04/15/33	5.500%	287,488	313,165
CMO Series 262 Class 35 07/15/42	3.500%	7,725,523	7,918,335
CMO Series 2752 Class EZ 02/15/34	5.500%	1,719,479	1,916,686
CMO Series 2764 Class UE 10/15/32	5.000%	230,541	236,251
CMO Series 2764 Class ZG 03/15/34	5.500%	948,239	1,062,608
CMO Series 2953 Class PG 03/15/35	5.500%	4,000,000	4,459,315
CMO Series 2986 Class CH 06/15/25	5.000%	831,404	894,575
CMO Series 2989 Class TG 06/15/25	5.000%	649,997	701,443
CMO Series 299 Class 300 01/15/43	3.000%	1,353,567	1,326,260
CMO Series 2990 Class UZ 06/15/35	5.750%	1,720,059	1,944,459
CMO Series 3075 Class PD 01/15/35	5.500%	69,366	70,338

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016

VARIABLE PORTFOLIO FUNDS

PORTFOLIO OF INVESTMENTS (continued)

Variable Portfolio — J.P. Morgan Core Bond Fund

December 31, 2016

Residential Mortgage-Backed Securities —
Agency (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 3101 Class UZ 01/15/36	6.000%	626,140	716,250
CMO Series 3123 Class AZ 03/15/36	6.000%	776,257	888,552
CMO Series 3143 Class BC 02/15/36	5.500%	766,337	837,732
CMO Series 3164 Class MG 06/15/36	6.000%	258,766	289,315
CMO Series 3195 Class PD 07/15/36	6.500%	569,030	639,220
CMO Series 3200 Class AY 08/15/36	5.500%	531,046	587,885
CMO Series 3213 Class JE 09/15/36	6.000%	971,744	1,090,336
CMO Series 3218 Class BE 09/15/35	6.000%	75,950	76,230
CMO Series 3229 Class HE 10/15/26	5.000%	1,430,747	1,537,819
CMO Series 3266 Class D 01/15/22	5.000%	741,086	762,357
CMO Series 3402 Class NC 12/15/22	5.000%	470,756	492,945
CMO Series 3423 Class PB 03/15/38	5.500%	1,758,106	1,961,678
CMO Series 3453 Class B 05/15/38	5.500%	134,506	144,861
CMO Series 3461 Class Z 06/15/38	6.000%	3,021,869	3,340,760
CMO Series 3501 Class CB 01/15/39	5.500%	710,464	797,304
CMO Series 3680 Class MA 07/15/39	4.500%	2,045,058	2,172,847
CMO Series 3684 Class CY 06/15/25	4.500%	2,000,000	2,177,020
CMO Series 3704 Class CT 12/15/36	7.000%	1,320,856	1,531,510
CMO Series 3704 Class DT 11/15/36	7.500%	1,219,434	1,430,529
CMO Series 3704 Class ET 12/15/36	7.500%	873,844	1,047,511
CMO Series 3707 Class B 08/15/25	4.500%	2,027,855	2,171,695
CMO Series 3720 Class A 09/15/25	4.500%	612,818	656,779
CMO Series 3819 Class ZQ 04/15/36	6.000%	1,153,143	1,296,764
CMO Series 3827 Class BM 08/15/39	5.500%	727,356	777,892
CMO Series 3890 Class ME 07/15/41	5.000%	1,000,000	1,155,334
CMO Series 3957 Class B 11/15/41	4.000%	610,757	640,341
CMO Series 3966 Class NA 12/15/41	4.000%	1,198,103	1,271,506
CMO Series 4015 Class MY 03/15/42	3.500%	2,000,000	2,034,112

Residential Mortgage-Backed Securities —
Agency (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 4173 Class NB 03/15/43	3.000%	2,000,000	2,011,251
CMO Series 4177 Class MQ 03/15/43	2.500%	1,000,000	907,049
CMO Series 4217 Class KY 06/15/43	3.000%	1,200,000	1,142,061
CMO Series 4219 Class JA 08/15/39	3.500%	3,408,956	3,492,553
CMO Series 4240 Class B 08/15/33	3.000%	2,000,000	1,975,498
CMO Series R006 Class ZA 04/15/36	6.000%	877,018	1,002,069
CMO Series R007 Class ZA 05/15/36	6.000%	1,769,808	1,937,725
Structured Pass-Through Securities CMO Series T-56 Class A5 05/25/43	5.231%	1,411,176	1,520,718
Federal Home Loan Mortgage Corp.(b) 07/01/36	2.803%	142,296	147,716
11/01/36	2.787%	371,552	393,804
07/01/40	3.544%	686,815	714,095
CMO Series 2551 Class NS 01/15/33	13.193%	255,272	309,351
CMO Series 264 Class F1 07/15/42	1.088%	5,230,802	5,231,980
CMO Series 3102 Class FB 01/15/36	1.004%	226,225	226,174
CMO Series 3147 Class PF 04/15/36	1.004%	436,707	435,757
CMO Series 3229 Class AF 08/15/23	0.954%	444,491	446,625
CMO Series 3523 Class SD 06/15/36	17.727%	88,776	119,421
CMO Series 3549 Class FA 07/15/39	1.904%	120,865	123,099
CMO Series 3688 Class CU 11/15/21	6.758%	280,278	291,980
CMO Series 3688 Class GT 11/15/46	7.288%	866,321	993,671
CMO Series 3804 Class FN 03/15/39	1.154%	157,242	157,934
CMO Series 3852 Class QN 05/15/41	5.500%	894,273	926,190
CMO Series 3966 Class BF 10/15/40	1.204%	1,568,119	1,576,805
CMO Series 3997 Class PF 11/15/39	1.154%	702,819	704,474
CMO Series 4012 Class FN 03/15/42	1.204%	2,627,687	2,638,305
CMO Series 4048 Class FB 10/15/41	1.104%	2,498,770	2,491,699
CMO Series 4048 Class FJ 07/15/37	0.933%	2,174,987	2,139,386
CMO Series 4087 Class FA 05/15/39	1.154%	1,648,790	1,641,409

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016

VARIABLE PORTFOLIO FUNDS

PORTFOLIO OF INVESTMENTS (continued)

Variable Portfolio — J.P. Morgan Core Bond Fund

December 31, 2016

Residential Mortgage-Backed Securities —
Agency (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 4095 Class FB 04/15/39	1.104%	2,260,758	2,281,209
CMO Series 4272 Class W 04/15/40	5.650%	3,696,463	4,124,417
Structured Pass-Through Securities CMO Series T-62 Class 1A1 10/25/44	1.741%	1,117,784	1,145,823
Federal Home Loan Mortgage Corp.(b)(c) CMO IO STRIPS Series 239 Class S30 08/15/36	6.996%	704,968	139,835
CMO IO Series 3380 Class SI 10/15/37	5.666%	3,864,097	676,242
CMO IO Series 3385 Class SN 11/15/37	5.296%	231,886	26,753
CMO IO Series 3451 Class SA 05/15/38	5.346%	366,573	63,361
CMO IO Series 3531 Class SM 05/15/39	5.396%	425,436	40,324
CMO IO Series 3608 Class SC 12/15/39	5.546%	733,645	104,863
CMO IO Series 3740 Class SB 10/15/40	5.296%	1,200,643	205,650
CMO IO Series 3740 Class SC 10/15/40	5.296%	1,587,476	245,158
CMO IO Series 3802 Class LS 01/15/40	1.988%	2,675,312	169,302
Federal Home Loan Mortgage Corp.(d) CMO PO STRIPS Series 197 Class PO 04/01/28	0.000%	287,496	245,861
CMO PO STRIPS Series 310 Class PO 09/15/43	0.000%	2,865,996	2,281,966
CMO PO Series 2235 Class KP 06/15/30	0.000%	210,549	193,809
CMO PO Series 2967 Class EA 04/15/20	0.000%	84,640	81,982
CMO PO Series 3077 Class TO 04/15/35	0.000%	256,093	228,433
CMO PO Series 3100 Class PO 01/15/36	0.000%	420,651	384,140
CMO PO Series 3117 Class OG 02/15/36	0.000%	251,440	230,256
CMO PO Series 3136 Class PO 04/15/36	0.000%	147,009	139,239
CMO PO Series 3181 Class OH 07/15/36	0.000%	687,031	579,248
CMO PO Series 3200 Class PO 08/15/36	0.000%	241,712	211,294
CMO PO Series 3316 Class JO 05/15/37	0.000%	63,530	58,030
CMO PO Series 3393 Class JO 09/15/32	0.000%	1,211,363	1,084,730
CMO PO Series 3510 Class OD 02/15/37	0.000%	404,663	362,224
CMO PO Series 3607 Class AO 04/15/36	0.000%	276,359	251,452

Residential Mortgage-Backed Securities —
Agency (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO PO Series 3607 Class PO 05/15/37	0.000%	390,723	341,211
CMO PO Series 3607 Class TO 10/15/39	0.000%	493,739	419,629
CMO PO Series 3621 Class BO 01/15/40	0.000%	219,356	193,164
CMO PO Series 3623 Class LO 01/15/40	0.000%	371,301	325,558
Federal Home Loan Mortgage Corp.(c) CMO IO Series 3688 Class NI 04/15/32	5.000%	863,244	59,403
CMO IO Series 3714 Class IP 08/15/40	5.000%	1,191,145	191,951
CMO IO Series 3739 Class LI 03/15/34	4.000%	297,676	1,566
CMO IO Series 3747 Class HI 07/15/37	4.500%	1,183,752	59,611
CMO IO Series 3760 Class GI 10/15/37	4.000%	447,275	21,006
CMO IO Series 3772 Class IO 09/15/24	3.500%	393,396	7,163
CMO IO Series 3779 Class IH 11/15/34	4.000%	771,486	27,668
CMO IO Series 3800 Class AI 11/15/29	4.000%	1,077,714	63,396
Federal National Mortgage Association 10/01/19 - 08/01/40	5.000%	3,694,504	4,021,052
10/01/19 - 11/01/48	6.000%	7,075,217	7,837,649
04/01/20 - 07/01/42	4.000%	5,372,544	5,681,702
10/01/21 - 10/01/39	5.500%	5,437,098	6,049,779
05/01/22 - 08/01/37	7.500%	153,556	161,502
02/01/24 - 02/01/39	6.500%	5,628,108	6,422,785
04/25/31 - 08/01/43	3.500%	45,488,899	46,980,766
10/25/33 - 02/01/43	3.000%	7,734,849	7,695,895
04/01/37 - 01/01/39	7.000%	1,641,536	1,928,530
CMO Series 1999-7 Class AB 03/25/29	6.000%	316,577	361,046
CMO Series 2001-60 Class PX 11/25/31	6.000%	410,906	466,536
CMO Series 2002-50 Class ZA 05/25/31	6.000%	1,727,898	1,859,980
CMO Series 2002-78 Class Z 12/25/32	5.500%	552,936	587,374
CMO Series 2003-23 Class EQ 04/25/23	5.500%	1,016,512	1,102,961
The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016

VARIABLE PORTFOLIO FUNDS

PORTFOLIO OF INVESTMENTS (continued)

Variable Portfolio — J.P. Morgan Core Bond Fund

December 31, 2016

Residential Mortgage-Backed Securities —
Agency (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 2004-50 Class VZ 07/25/34	5.500%	2,217,973	2,428,884
CMO Series 2004-65 Class LT 08/25/24	4.500%	390,884	413,621
CMO Series 2004-W10 Class A6 08/25/34	5.750%	3,000,000	3,387,266
CMO Series 2005-121 Class DX 01/25/26	5.500%	850,665	917,848
CMO Series 2005-67 Class EY 08/25/25	5.500%	362,753	398,545
CMO Series 2006-105 Class ME 11/25/36	5.500%	1,313,905	1,450,187
CMO Series 2006-16 Class HZ 03/25/36	5.500%	2,326,688	2,489,620
CMO Series 2006-W3 Class 2A 09/25/46	6.000%	414,153	459,133
CMO Series 2007-104 Class ZE 08/25/37	6.000%	651,082	700,782
CMO Series 2007-116 Class PB 08/25/35	5.500%	446,238	495,918
CMO Series 2007-18 Class MZ 03/25/37	6.000%	837,508	912,424
CMO Series 2007-42 Class B 05/25/37	6.000%	793,985	884,684
CMO Series 2007-76 Class ZG 08/25/37	6.000%	1,810,385	1,992,453
CMO Series 2008-80 Class GP 09/25/38	6.250%	119,623	133,767
CMO Series 2009-59 Class HB 08/25/39	5.000%	927,546	1,018,275
CMO Series 2009-60 Class HT 08/25/39	6.000%	869,915	984,590
CMO Series 2009-79 Class UA 03/25/38	7.000%	98,274	112,188
CMO Series 2009-W1 Class A 12/25/49	6.000%	2,115,287	2,397,685
CMO Series 2010-111 Class AE 04/25/38	5.500%	1,342,433	1,374,145
CMO Series 2010-111 Class AM 10/25/40	5.500%	3,000,000	3,383,785
CMO Series 2010-148 Class MA 02/25/39	4.000%	318,875	326,905
CMO Series 2010-2 Class LC 02/25/40	5.000%	1,200,000	1,346,500
CMO Series 2010-83 Class DN 12/25/20	4.500%	2,910,053	3,006,007
CMO Series 2011-118 Class MT 11/25/41	7.000%	1,708,079	1,915,240
CMO Series 2011-118 Class NT 11/25/41	7.000%	1,891,945	2,146,595
CMO Series 2011-39 Class ZA 11/25/32	6.000%	621,755	699,881
CMO Series 2011-44 Class EB 05/25/26	3.000%	3,000,000	3,070,930
CMO Series 2011-46 Class B 05/25/26	3.000%	6,000,000	6,138,220

Residential Mortgage-Backed Securities —
Agency (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 2011-59 Class NZ 07/25/41	5.500%	2,298,914	2,627,909
CMO Series 2012-66 Class CB 06/25/32	3.000%	3,000,000	2,985,999
CMO Series 2013-100 Class WB 10/25/33	3.000%	3,000,000	2,927,553
CMO Series 2013-101 Class E 10/25/33	3.000%	3,000,000	2,952,965
CMO Series 2013-103 Class VG 03/25/30	3.000%	2,500,000	2,565,083
CMO Series 2013-108 Class GU 10/25/33	3.000%	2,500,000	2,481,904
CMO Series 2013-4 Class AJ 02/25/43	3.500%	2,746,516	2,777,239
CMO Series 2013-59 Class PY 06/25/43	2.500%	1,000,000	902,895
CMO Series 2013-81 Class TA 02/25/43	3.000%	2,500,000	2,326,238
CMO Series 2013-90 Class DL 09/25/33	3.500%	1,500,000	1,515,266
CMO Series 2016-38 01/25/46	3.000%	2,867,787	2,901,934
CMO Series G94-8 Class K 07/17/24	8.000%	267,984	304,142
Series 2012-M5 Class A2 02/25/22	2.715%	2,122,000	2,144,877
Series 2013-M9 Class A2 01/25/23	2.389%	3,000,000	2,963,364
Federal National Mortgage Association(b) 01/01/23	1.006%	3,675,000	3,662,124
11/01/23	1.120%	4,715,678	4,716,300
11/01/23	1.151%	1,725,223	1,725,951
12/25/33	12.588%	177,332	196,280
03/01/36	3.577%	655,686	692,125
CMO Class 2005-SV Series 75 09/25/35	21.176%	174,035	244,622
CMO Series 2003-129 Class FD 01/25/24	1.256%	302,476	304,325
CMO Series 2003-W8 Class 3F1 05/25/42	1.156%	330,136	325,782
CMO Series 2004-36 Class FA 05/25/34	1.156%	446,631	446,355
CMO Series 2005-74 Class SK 05/25/35	18.051%	264,536	353,103
CMO Series 2005-W3 Class 2AF 03/25/45	0.976%	703,442	682,419
CMO Series 2006-56 Class FC 07/25/36	1.046%	373,044	371,385
CMO Series 2007-101 Class A2 06/27/36	1.006%	788,381	779,491
CMO Series 2008-18 Class FA 03/25/38	1.656%	197,360	200,745
CMO Series 2010-28 Class BS 04/25/40	9.886%	148,551	166,857
CMO Series 2010-35 Class SJ 04/25/40	15.146%	810,161	1,126,572

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016

VARIABLE PORTFOLIO FUNDS

PORTFOLIO OF INVESTMENTS (continued)

Variable Portfolio — J.P. Morgan Core Bond Fund

December 31, 2016

Residential Mortgage-Backed Securities —
Agency (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 2010-49 Class SC 03/25/40	11.148%	698,606	839,765
CMO Series 2010-61 Class WA 06/25/40	5.947%	271,087	286,638
CMO Series 2011-101 Class FM 01/25/41	1.306%	652,529	655,216
CMO Series 2011-2 Class WA 02/25/51	5.815%	297,310	318,875
CMO Series 2011-43 Class WA 05/25/51	5.807%	493,501	554,034
CMO Series 2011-75 Class FA 08/25/41	1.306%	501,983	507,998
CMO Series 2012-101 Class FC 09/25/42	1.256%	1,243,045	1,236,694
CMO Series 2012-108 Class F 10/25/42	1.256%	2,544,175	2,524,845
CMO Series 2012-137 Class CF 08/25/41	1.056%	1,507,226	1,497,043
CMO Series 2012-14 Class FG 07/25/40	1.156%	1,203,652	1,207,477
CMO Series 2012-47 Class HF 05/25/27	1.156%	4,037,078	4,033,287
CMO Series 2012-58 Class FA 03/25/39	1.256%	1,423,859	1,427,810
CMO Series 411 Class F1 08/25/42	1.306%	3,212,023	3,228,597
CMO Series 412 Class F2 08/25/42	1.256%	1,718,761	1,725,908
Series 2003-W16 Class AF5 11/25/33	4.561%	983,828	996,971
Federal National Mortgage Association(b)(c) CMO IO Series 1996-4 Class SA 02/25/24	7.744%	129,789	21,521
CMO IO Series 2006-117 Class GS 12/25/36	5.894%	448,911	43,451
CMO IO Series 2006-43 Class SI 06/25/36	5.844%	1,563,442	263,963
CMO IO Series 2006-58 Class IG 07/25/36	5.764%	598,541	114,067
CMO IO Series 2006-8 Class WN 03/25/36	5.944%	1,660,201	336,206
CMO IO Series 2006-94 Class GI 10/25/26	5.894%	944,741	134,895
CMO IO Series 2007-109 Class PI 12/25/37	5.594%	1,070,929	129,263
CMO IO Series 2007-65 Class KI 07/25/37	5.864%	412,994	54,852
CMO IO Series 2007-72 Class EK 07/25/37	5.644%	1,640,165	269,533
CMO IO Series 2007-W7 Class 2A2 07/25/37	5.774%	688,382	124,931
CMO IO Series 2009-112 Class ST 01/25/40	5.494%	596,302	89,286
CMO IO Series 2009-17 Class QS 03/25/39	5.894%	347,891	66,099

Residential Mortgage-Backed Securities —
Agency (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO IO Series 2009-37 Class KI 06/25/39	5.244%	1,465,686	180,638
CMO IO Series 2009-68 Class SA 09/25/39	5.994%	782,297	139,692
CMO IO Series 2010-125 Class SA 11/25/40	3.684%	2,852,401	245,630
CMO IO Series 2010-147 Class SA 01/25/41	5.774%	2,976,501	637,281
CMO IO Series 2010-35 Class SB 04/25/40	5.664%	453,776	84,598
CMO IO Series 2010-42 Class S 05/25/40	5.644%	326,625	42,163
CMO IO Series 2010-68 Class SA 07/25/40	4.244%	2,461,715	269,702
CMO IO Series 2011-30 Class LS 04/25/41	1.879%	2,125,776	146,891
Federal National Mortgage Association(d) CMO PO STRIPS Series 293 Class 1 12/25/24	0.000%	258,037	240,110
CMO PO STRIPS Series 300 Class 1 09/25/24	0.000%	231,077	214,659
CMO PO Series 2000-18 Class EC 10/25/23	0.000%	110,909	105,155
CMO PO Series 2004-46 Class EP 03/25/34	0.000%	258,164	233,729
CMO PO Series 2006-113 Class PO 07/25/36	0.000%	115,016	111,107
CMO PO Series 2006-15 Class OP 03/25/36	0.000%	284,838	246,669
CMO PO Series 2006-60 Class CO 06/25/35	0.000%	114,488	112,033
CMO PO Series 2006-60 Class DO 04/25/35	0.000%	226,826	221,574
CMO PO Series 2006-8 Class WQ 03/25/36	0.000%	452,782	389,027
CMO PO Series 2006-86 Class OB 09/25/36	0.000%	560,155	514,538
CMO PO Series 2009-113 Class AO 01/25/40	0.000%	292,701	266,237
CMO PO Series 2009-69 Class PO 09/25/39	0.000%	196,492	180,132
CMO PO Series 2009-86 Class BO 03/25/37	0.000%	199,084	181,680
CMO PO Series 2009-86 Class OT 10/25/37	0.000%	619,157	541,016
CMO PO Series 2010-39 Class OT 10/25/35	0.000%	231,849	210,817
CMO PO Series 2010-68 Class CO 07/25/40	0.000%	494,230	452,914
CMO PO Series 2013-101 Class DO 10/25/43	0.000%	3,106,139	2,418,979
CMO PO Series 2013-128 Class PO 12/25/43	0.000%	2,260,991	1,823,480
CMO PO Series 2013-92 Class PO 09/25/43	0.000%	2,355,844	1,869,983

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016

VARIABLE PORTFOLIO FUNDS

PORTFOLIO OF INVESTMENTS (continued)

Variable Portfolio — J.P. Morgan Core Bond Fund

December 31, 2016

Residential Mortgage-Backed Securities —
Agency (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO PO Series 314 Class 1 07/25/31	0.000%	219,866	190,513
CMO PO Series 3151 Class PO 05/15/36	0.000%	274,042	254,476
Federal National Mortgage Association(c) CMO IO Series 2009-71 Class BI 08/25/24	4.500%	125,964	9,680
CMO IO Series 2009-86 Class IP 10/25/39	5.500%	244,173	42,800
CMO IO Series 2010-155 Class KI 01/25/21	3.000%	1,052,976	46,113
Government National Mortgage Association 09/15/22	5.000%	248,646	261,620
09/20/38 - 08/20/39	6.000%	1,618,688	1,845,518
09/20/38 - 12/20/38	7.000%	296,318	343,346
05/20/45	4.000%	1,463,664	1,564,623
04/20/63	4.479%	2,021,041	2,141,722
05/20/63	4.433%	2,880,458	3,053,815
05/20/63	4.462%	3,061,968	3,244,218
06/20/63	4.375%	4,526,301	4,799,388
CMO Series 2002-47 Class PG 07/16/32	6.500%	314,116	362,860
CMO Series 2003-25 Class PZ 04/20/33	5.500%	2,932,784	3,306,292
CMO Series 2003-75 Class ZX 09/16/33	6.000%	1,129,958	1,277,275
CMO Series 2005-26 Class XY 03/20/35	5.500%	1,005,818	1,123,499
CMO Series 2005-72 Class AZ 09/20/35	5.500%	1,445,438	1,594,213
CMO Series 2006-17 Class JN 04/20/36	6.000%	477,887	525,522
CMO Series 2006-33 Class NA 01/20/36	5.000%	428,419	450,839
CMO Series 2006-38 Class ZK 08/20/36	6.500%	1,500,758	1,738,814
CMO Series 2006-69 Class MB 12/20/36	5.500%	1,755,053	1,909,846
CMO Series 2008-23 Class PH 03/20/38	5.000%	1,579,571	1,688,403
CMO Series 2009-104 Class AB 08/16/39	7.000%	1,689,598	1,874,322
CMO Series 2009-2 Class PA 12/20/38	5.000%	279,588	300,999
CMO Series 2009-89 Class VA 07/20/20	5.000%	1,169,974	1,207,248
CMO Series 2010-130 Class CP 10/16/40	7.000%	828,533	958,736
CMO Series 2010-14 Class QP 12/20/39	6.000%	225,679	233,578
CMO Series 2011-43 Class ZQ 01/16/33	5.500%	2,180,232	2,436,468

Residential Mortgage-Backed Securities —
Agency (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 2013-H01 Class FA 01/20/63	1.650%	3,581,217	3,567,915
CMO Series 2013-H04 Class BA 02/20/63	1.650%	2,200,274	2,181,141
CMO Series 2013-H07 Class JA 03/20/63	1.750%	4,100,776	4,083,606
CMO Series 2013-H09 Class HA 04/20/63	1.650%	5,488,769	5,422,181
Government National Mortgage Association(b) CMO Series 2007-16 Class NS 04/20/37	20.689%	161,514	223,510
CMO Series 2010-H17 Class XQ 07/20/60	5.240%	6,260,936	6,552,154
CMO Series 2011-137 Class WA 07/20/40	5.546%	1,471,659	1,643,876
CMO Series 2012-141 Class WC 01/20/42	3.721%	1,156,074	1,199,905
CMO Series 2012-61 Class FM 05/16/42	1.107%	3,747,100	3,748,848
CMO Series 2012-H10 Class FA 12/20/61	1.080%	2,147,279	2,140,951
CMO Series 2012-H21 Class CF 05/20/61	1.230%	1,794,042	1,795,391
CMO Series 2012-H21 Class DF 05/20/61	1.180%	1,600,989	1,601,398
CMO Series 2012-H26 Class MA 07/20/62	1.080%	1,319,154	1,315,347
CMO Series 2012-H28 Class FA 09/20/62	1.110%	3,228,897	3,226,405
CMO Series 2012-H29 Class FA 10/20/62	1.045%	2,166,763	2,157,743
CMO Series 2012-H30 Class JA 01/20/60	1.010%	552,730	552,673
CMO Series 2012-H30 Class PA 11/20/59	0.980%	407,807	407,724
CMO Series 2013-54 Class WA 11/20/42	4.728%	2,295,107	2,487,061
CMO Series 2013-75 Class WA 06/20/40	5.215%	819,425	899,240
CMO Series 2013-H01 Class TA 01/20/63	1.030%	1,243,675	1,244,530
CMO Series 2013-H05 Class FB 02/20/62	0.930%	1,918,102	1,917,051
CMO Series 2013-H07 Class GA 03/20/63	1.000%	2,264,538	2,250,607
CMO Series 2013-H07 Class HA 03/20/63	0.940%	1,547,367	1,533,901
CMO Series 2013-H09 Class GA 04/20/63	1.010%	2,566,280	2,550,760
CMO Series 2013-H09 Class SA 04/20/63	1.030%	3,443,966	3,422,676
CMO Series 2013-H21 Class FA 09/20/63	1.280%	4,215,114	4,230,985
CMO Series 2013-H21 Class FB 09/20/63	1.230%	4,402,304	4,411,118

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016

VARIABLE PORTFOLIO FUNDS

PORTFOLIO OF INVESTMENTS (continued)

Variable Portfolio — J.P. Morgan Core Bond Fund

December 31, 2016

Residential Mortgage-Backed Securities —
Agency (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 2015-H15 Class FD 06/20/65	0.970%	1,929,999	1,910,297
Series 2015-H23 Class FB 09/20/65	1.050%	1,907,137	1,895,826
Series 2015-H26 Class FG 10/20/65	1.050%	993,781	987,663
Series 2015-H30 Class FE 11/20/65	1.130%	7,673,349	7,658,367
Government National Mortgage Association(b)(c) CMO IO Series 2005-3 Class SE 01/20/35	5.361%	1,318,024	198,792
CMO IO Series 2007-40 Class SN 07/20/37	5.941%	1,022,122	171,912
CMO IO Series 2008-62 Class SA 07/20/38	5.411%	925,424	148,635
CMO IO Series 2008-76 Class US 09/20/38	5.161%	1,152,282	152,409
CMO IO Series 2008-95 Class DS 12/20/38	6.561%	995,635	168,431
CMO IO Series 2009-102 Class SM 06/16/39	5.693%	682,573	49,362
CMO IO Series 2009-106 Class ST 02/20/38	5.261%	1,539,491	257,038
CMO IO Series 2009-64 Class SN 07/16/39	5.393%	776,448	81,504
CMO IO Series 2009-67 Class SA 08/16/39	5.343%	517,370	72,407
CMO IO Series 2009-72 Class SM 08/16/39	5.543%	1,245,012	203,588
CMO IO Series 2009-81 Class SB 09/20/39	5.351%	1,544,697	222,185
CMO IO Series 2010-47 Class PX 06/20/37	5.961%	1,834,314	330,823
CMO IO Series 2011-75 Class SM 05/20/41	5.861%	890,364	178,516
Government National Mortgage Association(d) CMO PO Series 2008-1 Class PO 01/20/38	0.000%	177,749	151,974
CMO PO Series 2010-14 Class AO 12/20/32	0.000%	218,426	207,248
CMO PO Series 2010-157 Class OP 12/20/40	0.000%	1,115,325	921,805
Government National Mortgage Association(c) CMO IO Series 2010-107 Class IL 07/20/39	6.000%	1,184,964	263,363
CMO IO Series 2010-144 Class BI 09/16/37	4.000%	1,914,234	87,383
Vendee Mortgage Trust CMO Series 1998-2 Class 1G 06/15/28	6.750%	396,481	454,066
Total Residential Mortgage-Backed Securities — Agency (Cost: $476,716,717)			487,640,555

Residential Mortgage-Backed Securities —
Non-Agency 2.9%

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
ARLP Securitization Trust CMO Series 2015-1 Class A1(a)(b) 05/25/55	3.967%	3,536,105	3,549,365
ASG Resecuritization Trust(a)(b) CMO Series 2009-3 Class A65 03/26/37	2.450%	472,039	469,583
CMO Series 2011-1 Class 3A50 11/28/35	3.295%	359,135	354,770
Ajax Mortgage Loan Trust(a) CMO Series 2016-2 Class A 10/25/56	4.125%	3,482,655	3,482,655
Ajax Mortgage Loan Trust(a)(b) CMO Series 2015-B Class A 07/25/60	3.875%	1,439,132	1,421,674
Angel Oak Mortgage Trust LLC Series 2015-1(a) 11/25/45	4.500%	984,425	990,125
Asset-Backed Funding Certificates Trust CMO Series 2005-AG1 Class A4(b) 06/25/35	4.848%	513,923	524,045
BCAP LLC Trust(a) 08/26/37	5.000%	453,916	453,298
CMO Series 2009-RR13 Class 17A2 04/26/37	5.500%	65,240	65,165
BCAP LLC Trust(a)(b) 05/28/36	0.742%	63,203	63,091
CMO Series 2010-RR12 Class 2A5 01/26/36	3.013%	190,521	189,813
CMO Series 2010-RR7 Class 1A5 04/26/35	3.076%	25,896	25,864
CMO Series 2010-RR7 Class 2A1 07/26/45	2.728%	645,199	659,767
CMO Series 2010-RR8 Class 3A4 05/26/35	3.089%	223,990	222,100
CMO Series 2011-RR10 Class 2A1 09/26/37	1.498%	420,115	414,423
CMO Series 2012-3 Class 2A5 05/26/37	2.445%	276,942	276,081
CMO Series 2012-RR10 Class 1A1 02/26/37	0.814%	421,035	410,494
Banc of America Alternative Loan Trust CMO Series 2004-1 Class 1A1 02/25/34	6.000%	351,693	373,260
Banc of America Funding Trust CMO Series 2004-3 Class 1A1 10/25/34	5.500%	186,383	190,820
Banc of America Mortgage Trust(b) CMO Series 2004-C Class 2A2 04/25/34	3.202%	168,854	167,667

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016

VARIABLE PORTFOLIO FUNDS

PORTFOLIO OF INVESTMENTS (continued)

Variable Portfolio — J.P. Morgan Core Bond Fund

December 31, 2016

Residential Mortgage-Backed Securities —
Non-Agency (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Banc of America Mortgage Trust(d) CMO PO Series 2004-5 Class 1A9 06/25/34	0.000%	212,339	192,900
Bear Stearns Adjustable Rate Mortgage Trust(b) CMO Series 2003-4 Class 3A1 07/25/33	3.121%	90,546	90,554
CMO Series 2003-7 Class 6A 10/25/33	3.121%	593,875	596,781
Bear Stearns Alt-A Trust(b) CMO Series 2004-6 Class 1A 07/25/34	1.396%	618,723	606,908
CMO Series 2005-2 Class 1A1 03/25/35	1.256%	209,273	204,713
Bear Stearns Asset-Backed Securities Trust CMO Series 2003-SD1 Class A(b) 12/25/33	1.656%	400,118	381,162
CAM Mortgage Trust Series 2015-1 Class A(a)(b) 07/15/64	3.500%	43,901	43,896
Chase Mortgage Finance Corp.(b) CMO Series 2007-A1 Class 1A3 02/25/37	3.167%	938,036	926,451
CMO Series 2007-A1 Class 2A1 02/25/37	3.086%	366,173	365,436
CMO Series 2007-A1 Class 7A1 02/25/37	3.042%	204,479	204,221
Citigroup Mortgage Loan Trust, Inc. CMO Series 2003-1 Class 3A4 09/25/33	5.250%	212,966	211,825
CMO Series 2005-2 Class 2A11 05/25/35	5.500%	286,794	293,048
Citigroup Mortgage Loan Trust, Inc.(a) CMO Series 2009-11 Class 3A1 05/25/37	5.750%	318,016	329,584
CMO Series 2010-8 Class 5A6 11/25/36	4.000%	29,567	29,579
CMO Series 2010-8 Class 6A6 12/25/36	4.500%	151,556	151,500
Citigroup Mortgage Loan Trust, Inc.(a)(b) CMO Series 2008-AR4 Class 1A1A 11/25/38	2.996%	436,539	438,504
CMO Series 2009-10 Class 1A1 09/25/33	2.783%	565,148	583,670
CMO Series 2010-10 Class 2A1 02/25/36	3.480%	440,946	445,267
CMO Series 2010-7 Class 10A1 02/25/35	2.796%	31,518	31,568
Countrywide Home Loan Mortgage Pass-Through Trust CMO Series 2004-13 Class 1A4 08/25/34	5.500%	342,199	351,103
CMO Series 2004-3 Class A26 04/25/34	5.500%	187,375	187,880

Residential Mortgage-Backed Securities —
Non-Agency (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 2004-5 Class 1A4 06/25/34	5.500%	441,675	455,927
Credit Suisse First Boston Mortgage Securities Corp. CMO Series 2003-21 Class 1A4 09/25/33	5.250%	189,826	194,637
CMO Series 2003-27 Class 5A4 11/25/33	5.250%	290,152	293,563
CMO Series 2004-4 Class 2A4 09/25/34	5.500%	403,976	421,865
CMO Series 2004-5 Class 3A1 08/25/19	5.250%	158,867	160,779
CMO Series 2004-8 Class 1A4 12/25/34	5.500%	353,846	368,763
Credit Suisse Mortgage Capital Certificates(a)(b) CMO Series 2010-11R Class A6 06/28/47	1.770%	1,458,541	1,447,329
CMO Series 2010-17R Class 1A1 06/26/36	2.966%	231,552	237,978
CMO Series 2011-16R Class 7A3 12/27/36	2.768%	186,546	186,481
CMO Series 2011-6R Class 3A1 07/28/36	3.237%	125,879	125,779
CMO Series 2012-3R Class 1A1 07/27/37	2.755%	111,391	111,178
DBRR Trust(a) 06/10/34	2.998%	3,630,214	3,555,100
DBRR Trust(a)(b) 06/10/34	3.421%	3,152,000	3,090,068
GCAT CMO Series 2015-2 Class A1(a)(b) 07/25/20	3.750%	3,072,854	3,075,092
GMAC Mortgage Corp. Loan Trust CMO Series 2004-J1 Class A20 04/25/34	5.500%	299,801	303,245
GMAC Mortgage Corp. Loan Trust(b) CMO Series 2003-AR2 Class 2A4 12/19/33	3.658%	623,617	615,637
GSMPS Mortgage Loan Trust(a)(b) CMO Series 2005-RP3 Class 1AF 09/25/35	1.106%	917,050	787,782
GSMPS Mortgage Loan Trust(a)(b)(c) CMO IO Series 2005-RP3 Class 1AS 09/25/35	4.108%	710,714	74,202
GSR Mortgage Loan Trust CMO Series 2003-7F Class 1A4 06/25/33	5.250%	462,536	470,943
GSR Mortgage Loan Trust(b) CMO Series 2005-5F Class 8A3 06/25/35	1.256%	28,611	27,147

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016

VARIABLE PORTFOLIO FUNDS

PORTFOLIO OF INVESTMENTS (continued)

Variable Portfolio — J.P. Morgan Core Bond Fund

December 31, 2016

Residential Mortgage-Backed Securities —
Non-Agency (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
HarborView Mortgage Loan Trust CMO Series 2004-3 Class 1A(b) 05/19/34	3.027%	1,836,667	1,843,750
Homeowner Assistance Program Reverse Mortgage Loan Trust CMO Series 2013-RM1 Class A(a) 05/26/53	4.000%	1,272,877	1,261,739
Impac CMB Trust CMO Series 2005-4 Class 2A1(b) 05/25/35	1.356%	341,817	328,130
Impac Secured Assets CMN Owner Trust CMO Series 2003-3 Class A1(b) 08/25/33	4.957%	217,390	223,221
Impac Secured Assets Trust(b) CMO Series 2006-1 Class 2A1 05/25/36	1.106%	254,962	229,143
CMO Series 2006-2 Class 2A1 08/25/36	1.106%	336,362	330,755
JPMorgan Mortgage Trust(b) CMO Series 2007-A1 Class 5A5 07/25/35	3.178%	539,601	539,811
Series 2006-A2 Class 5A3 11/25/33	3.144%	707,457	717,272
JPMorgan Resecuritization Trust CMO Series 2009-6 Class 4A1(a)(b) 09/26/36	3.085%	19,506	19,498
Kabbage Funding Resecuritization Trust CMO Series 2014-1RT(a)(b) 03/08/18	3.287%	1,800,000	1,794,586
MASTR Adjustable Rate Mortgages Trust(b) CMO Series 2004-13 Class 2A1 04/21/34	3.034%	406,295	416,012
CMO Series 2004-13 Class 3A7 11/21/34	3.043%	745,156	759,846
MASTR Asset Securitization Trust CMO Series 2004-P7 Class A6(a) 12/27/33	5.500%	176,463	182,539
MASTR Seasoned Securities Trust CMO Series 2004-2 Class A1 08/25/32	6.500%	300,957	320,655
CMO Series 2004-2 Class A2 08/25/32	6.500%	474,007	505,031
Merrill Lynch Mortgage Investors Trust(b) CMO Series 2003-A Class 2A1 03/25/28	1.536%	286,770	274,056
CMO Series 2003-E Class A1 10/25/28	1.376%	769,146	736,037
CMO Series 2004-1 Class 2A1 12/25/34	2.812%	518,680	518,856
CMO Series 2004-A Class A1 04/25/29	1.216%	711,195	680,354

Residential Mortgage-Backed Securities —
Non-Agency (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 2004-A4 Class A2 08/25/34	2.862%	562,385	571,547
CMO Series 2004-G Class A2 01/25/30	1.916%	350,311	337,068
Morgan Stanley Mortgage Loan Trust CMO Series 2004-3 Class 4A(b) 04/25/34	5.667%	431,968	451,628
Morgan Stanley Re-Remic Trust(a) 07/27/49	0.250%	2,400,000	2,278,946
07/27/49	2.000%	590,725	587,346
NACC Reperforming Loan Remic Trust CMO Series 2004-R2 Class A1(a) 10/25/34	6.500%	204,029	204,411
NCUA Guaranteed Notes CMO Series 2010-R3 Class 3A 12/08/20	2.400%	228,791	228,818
NCUA Guaranteed Notes(b) CMO Series 2010-R3 Class 1A 12/08/20	1.092%	758,791	760,811
Prime Mortgage Trust CMO Series 2004-2 Class A2 11/25/19	4.750%	173,799	174,165
RALI Trust CMO Series 2003-QS13 Class A2 07/25/33	4.000%	1,708,768	1,634,030
CMO Series 2004-QS3 Class CB 03/25/19	5.000%	149,799	149,300
RALI Trust(b) CMO Series 2003-QS13 Class A5 07/25/33	1.406%	315,823	288,769
RBSSP Resecuritization Trust(a) CMO Series 2009-1 Class 1A1 02/26/36	6.500%	505,324	562,244
CMO Series 2009-2 Class 1A1 08/26/37	7.000%	157,453	164,293
CMO Series 2010-9 Class 7A5 05/26/37	4.000%	80,429	80,694
RBSSP Resecuritization Trust(a)(b) CMO Series 2010-9 Class 3A1 10/26/34	5.000%	85,548	86,224
Residential Asset Mortgage Products Trust CMO Series 2004-SL2 Class A3 10/25/31	7.000%	448,486	465,996
Residential Asset Mortgage Products Trust(b) CMO Series 2006-RZ1 Class A3 03/25/36	1.056%	331,079	329,539
Residential Asset Securitization Trust CMO Series 2004-IP2 Class 1A1(b) 12/25/34	3.135%	463,873	464,802

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016

VARIABLE PORTFOLIO FUNDS

PORTFOLIO OF INVESTMENTS (continued)

Variable Portfolio — J.P. Morgan Core Bond Fund

December 31, 2016

Residential Mortgage-Backed Securities —
Non-Agency (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Sequoia Mortgage Trust(b) CMO Series 2003-1 Class 1A 04/20/33	1.499%	1,430,968	1,344,065
CMO Series 2003-8 Class A1 01/20/34	1.379%	1,128,125	1,071,798
CMO Series 2004-11 Class A1 12/20/34	1.339%	1,117,395	1,091,309
CMO Series 2004-12 Class A3 01/20/35	1.640%	405,135	372,431
Structured Adjustable Rate Mortgage Loan Trust CMO Series 2004-4 Class 5A(b) 04/25/34	3.029%	275,642	269,426
Structured Asset Mortgage Investments II Trust(b) CMO Series 2004-AR5 Class 1A1 10/19/34	1.396%	706,622	673,108
CMO Series 2005-AR5 Class A3 07/19/35	0.986%	350,211	338,344
Structured Asset Securities Corp. Mortgage Pass-Through Certificates CMO Series 2003-30 Class 1A5 10/25/33	5.500%	463,665	484,905
CMO Series 2004-5H Class A4 12/25/33	5.540%	648,344	664,864
Structured Asset Securities Corp. Mortgage Pass-Through Certificates(b) CMO Series 2003-34A Class 3A3 11/25/33	3.083%	1,056,339	1,036,657
CMO Series 2003-40A Class 3A2 01/25/34	3.087%	499,715	496,645
CMO Series 2004-6XS Class A5B (AMBAC) 03/25/34	5.565%	455,182	459,269
Series 2004-6XS Class A5A 03/25/34	5.565%	379,318	379,787
Structured Asset Securities Corp. CMO Series 2004-4XS Class 1A5(b) 02/25/34	5.634%	500,686	513,970
Thornburg Mortgage Securities Trust CMO Series 2004-4 Class 3A(b) 12/25/44	2.670%	362,770	358,774
US Residential Opportunity Fund III Trust CMO Series 2016-1III Class A(a) 07/27/36	3.475%	1,828,987	1,829,746
VML LLC CMO Series 2014-NPL1 Class A1(a) 04/27/54	3.875%	216,702	215,790
Vericrest Opportunity Loan Transferee L LLC CMO Series 2016-NP10 Class A1(a) 09/25/46	3.500%	4,053,058	4,042,298
Vericrest Opportunity Loan Transferee LI LLC Series 2016-NP11 Class A1(a) 10/25/46	3.500%	3,173,773	3,173,693

Residential Mortgage-Backed Securities —
Non-Agency (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Vericrest Opportunity Loan Transferee LIII LLC CMO Series 2016-NP13 Class A1(a) 12/25/46	3.875%	3,356,000	3,356,000
Vericrest Opportunity Loan Transferee XLV LLC CMO Series 2016-NPL5 Class A1(a) 05/25/46	4.000%	603,029	608,311
Vericrest Opportunity Loan Transferee XLVI LLC CMO Series 2016-NPL6 Class A1(a) 06/25/46	3.844%	1,623,753	1,626,067
Vericrest Opportunity Loan Transferee XLVII LLC CMO Series 2016-NPL7 Class A1(a) 06/25/46	3.750%	1,874,663	1,875,513
Vericrest Opportunity Loan Transferee XXXV LLC CMO Series 2016-NPL9 Class A1(a) 09/25/46	3.500%	2,868,842	2,862,152
WaMu Mortgage Pass-Through Certificates Trust CMO Series 2004-CB1 Class 3A2 06/25/34	5.500%	295,515	296,322
CMO Series 2004-CB3 Class 4A 10/25/19	6.000%	127,465	131,173
CMO Series 2004-S3 Class 1A5 07/25/34	5.000%	130,317	134,950
WaMu Mortgage Pass-Through Certificates Trust(b) CMO Series 2003-AR11 Class A6 10/25/33	2.828%	699,199	702,260
CMO Series 2003-AR5 Class A7 06/25/33	2.833%	312,900	315,547
CMO Series 2003-AR6 Class A1 06/25/33	2.895%	376,202	374,065
CMO Series 2003-AR7 Class A7 08/25/33	2.674%	445,369	445,864
CMO Series 2004-AR3 Class A2 06/25/34	2.799%	253,485	254,258
Washington Mutual MSC Mortgage Pass-Through Certificates Trust CMO Series 2003-MS2 Class 1A1 02/25/33	5.750%	271,825	287,193
Wells Fargo Mortgage-Backed Securities Trust CMO Series 2004-4 Class A9 05/25/34	5.500%	380,994	388,503
CMO Series 2005-14 Class 1A1 12/25/35	5.500%	301,597	312,399
Wells Fargo Mortgage-Backed Securities Trust(b) CMO Series 2003-J Class 2A1 10/25/33	2.968%	140,096	140,717
CMO Series 2003-L Class 2A1 11/25/33	2.934%	198,520	193,960
CMO Series 2004-EE Class 2A1 12/25/34	3.033%	69,932	70,410
CMO Series 2004-G Class A3 06/25/34	3.008%	75,142	74,999

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016

VARIABLE PORTFOLIO FUNDS

PORTFOLIO OF INVESTMENTS (continued)

Variable Portfolio — J.P. Morgan Core Bond Fund

December 31, 2016

Residential Mortgage-Backed Securities —
Non-Agency (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 2004-U Class A1 10/25/34	3.133%	866,919	861,950
CMO Series 2004-W Class A9 11/25/34	3.004%	588,784	594,591
CMO Series 2004P Class 2A1 09/25/34	2.994%	914,528	941,457
CMO Series 2005-AR8 Class 2A1 06/25/35	3.075%	119,908	122,042
CMO Series 2005-AR9 Class 2A1 10/25/33	3.073%	262,850	265,304
Series 2005-AR3 Class 1A1 03/25/35	3.079%	2,285,059	2,330,068
Total Residential Mortgage-Backed Securities — Non-Agency (Cost: $95,512,448)			96,858,981

Commercial Mortgage-Backed Securities —
Agency 14.8%

FREMF Mortgage Trust(a)(b) Subordinated, Series 2016-K59 Class B 11/25/49	3.575%	2,383,000	2,140,569
Subordinated, Series 2016-K722 Class B 07/25/49	3.835%	1,400,000	1,337,584
Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates Series KJ02 Class A2 09/25/20	2.597%	763,000	777,867
Series KJ07 Class A2 10/25/22	2.312%	5,000,000	4,903,209
Series KJ08 Class A2 08/25/22	2.356%	3,969,000	3,935,951
Series KS07 Class A2 09/25/25	2.735%	3,600,000	3,537,282
Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates(b) Series KF12 Class A 09/25/22	1.234%	4,301,512	4,309,818
Federal Home Loan Mortgage Corp. Structured Pass-Through Certificates Series K037 Class A2 01/25/24	3.490%	4,000,000	4,216,987
Series KPLB Class A 05/25/25	2.770%	7,500,000	7,382,309
Federal National Mortgage Association 07/01/17	1.400%	3,500,000	3,498,434
10/01/17	2.690%	2,309,771	2,319,426
01/01/18	3.407%	2,310,399	2,338,705
03/01/18	3.677%	1,522,579	1,549,354
05/01/19	2.119%	4,558,863	4,600,491
06/01/19	2.360%	2,000,000	2,026,234
06/01/19	2.450%	1,911,796	1,938,991

Commercial Mortgage-Backed Securities —
Agency (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
07/01/19	1.940%	1,912,333	1,918,556
07/01/19	2.200%	9,254,899	9,340,449
07/01/19	2.370%	5,000,000	5,092,544
07/01/19	5.240%	2,537,617	2,728,281
08/01/19	1.965%	247,167	250,225
11/01/19	3.997%	1,500,000	1,585,990
12/01/19	1.470%	1,368,627	1,351,302
12/01/19	1.690%	2,000,000	1,984,937
12/01/19	4.180%	2,447,048	2,589,115
12/01/19	4.514%	3,845,006	4,084,455
01/01/20	4.540%	1,351,903	1,441,143
02/01/20	4.369%	2,266,094	2,413,893
02/01/20	4.399%	8,000,000	8,558,089
04/01/20	4.381%	1,994,453	2,128,958
04/01/20	4.661%	1,408,465	1,504,650
06/01/20	1.750%	2,805,704	2,779,971
06/01/20	2.010%	15,000,000	14,772,149
07/01/20	3.950%	1,931,103	2,054,022
07/01/20	4.066%	2,331,768	2,480,625
10/01/20	3.290%	1,420,553	1,478,440
11/01/20	3.230%	2,324,694	2,415,895
11/01/20	3.266%	851,063	888,141
12/01/20	2.000%	1,500,000	1,496,164
01/01/21	3.813%	1,974,312	2,095,561
01/01/21	4.050%	3,000,000	3,210,757
01/01/21	4.162%	1,127,213	1,207,175
04/01/21	4.113%	2,000,000	2,160,780
04/01/21	4.250%	2,500,000	2,700,974
05/01/21	4.360%	1,446,781	1,567,677
05/01/21	4.390%	1,437,226	1,557,822
06/01/21	4.200%	3,000,000	3,259,039
06/01/21	4.240%	1,904,353	2,056,120
06/01/21	4.295%	2,853,580	3,086,152
07/01/21	4.260%	2,486,204	2,689,600
07/01/21	4.317%	1,899,776	2,063,484
08/01/21	3.870%	1,846,202	1,969,931
08/01/21	3.997%	1,380,811	1,486,520
08/01/21	4.355%	4,000,000	4,371,301
09/01/21	2.120%	2,800,000	2,762,343
09/01/21	3.770%	3,000,000	3,189,709
11/01/21	4.600%	1,776,921	1,943,918
01/01/22	3.019%	2,000,000	2,073,965
02/01/22	3.140%	3,000,000	3,113,110
04/01/22	3.050%	3,331,233	3,427,570
05/01/22	2.681%	2,000,000	2,042,022
05/01/22	2.860%	2,761,823	2,831,802
05/01/22	2.940%	2,298,649	2,364,540
05/01/22	3.000%	3,405,582	3,513,186
06/01/22	2.516%	2,721,170	2,756,370
06/01/22	2.760%	7,000,000	7,110,164
06/01/22	2.790%	1,904,431	1,946,350
06/01/22	2.790%	2,655,179	2,713,782
07/01/22	2.640%	3,865,641	3,922,174
07/01/22	2.670%	2,745,256	2,789,501
07/01/22	2.670%	5,000,000	5,039,163
07/01/22	2.690%	9,658,824	9,823,079

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016

VARIABLE PORTFOLIO FUNDS

PORTFOLIO OF INVESTMENTS (continued)

Variable Portfolio — J.P. Morgan Core Bond Fund

December 31, 2016

Commercial Mortgage-Backed Securities —
Agency (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
07/01/22	2.750%	5,887,605	6,005,818
07/01/22	2.760%	3,044,902	3,107,249
07/01/22	2.790%	3,903,260	3,969,554
07/01/22	2.830%	4,000,000	4,075,488
07/01/22	2.980%	3,000,000	3,085,239
07/01/22	2.980%	2,000,000	2,051,712
07/01/22	3.730%	2,577,130	2,735,793
08/01/22	2.284%	5,337,145	5,352,080
08/01/22	2.565%	7,000,000	7,062,429
09/01/22	2.470%	2,297,752	2,302,261
09/01/22	2.900%	1,844,657	1,885,045
10/01/22	2.520%	1,880,852	1,888,490
11/01/22	2.280%	2,059,489	2,044,113
11/01/22	2.450%	6,000,000	5,966,037
12/01/22	2.190%	2,305,471	2,279,116
12/01/22	2.210%	1,756,833	1,738,441
12/01/22	2.210%	1,879,125	1,859,453
12/01/22	2.220%	7,699,921	7,621,409
12/01/22	2.240%	1,926,846	1,909,112
12/01/22	2.320%	2,300,528	2,287,468
12/01/22	2.340%	2,148,759	2,138,022
12/01/22	2.380%	1,926,050	1,915,396
12/01/22	2.390%	1,832,248	1,827,772
12/01/22	2.400%	2,500,000	2,479,978
12/01/22	2.400%	1,800,000	1,785,627
01/01/23	2.340%	1,893,654	1,883,587
02/01/23	2.400%	2,000,000	1,982,027
02/01/23	2.460%	2,744,455	2,738,080
03/01/23	2.490%	2,423,772	2,414,857
04/01/23	2.500%	6,000,000	5,951,913
04/01/23	2.540%	3,089,300	3,087,553
04/01/23	2.640%	2,837,352	2,849,196
04/01/23	2.703%	1,354,236	1,365,497
05/01/23	2.520%	3,000,000	2,977,993
06/01/23	2.420%	2,810,063	2,788,028
06/01/23	2.510%	1,868,205	1,863,044
07/01/23	2.808%	2,646,614	2,678,031
07/01/23	3.670%	6,000,000	6,323,672
08/01/23	3.350%	2,944,355	3,050,690
08/01/23	3.590%	2,500,000	2,624,921
10/01/23	3.760%	1,942,948	2,057,813
11/01/23	3.690%	1,200,000	1,266,483
12/01/24	3.080%	1,962,559	1,997,488
07/01/25	3.070%	10,000,000	10,126,978
09/01/25	3.100%	2,500,000	2,532,046
12/01/25	3.765%	7,000,000	7,393,463
07/01/26	4.307%	2,779,773	3,032,632
10/01/26	3.235%	1,446,251	1,471,947
12/01/26	3.240%	1,500,000	1,520,730
02/01/27	3.340%	1,000,000	1,021,159
03/01/27	2.910%	3,521,000	3,481,446
05/01/27	2.885%	2,392,063	2,374,940
06/01/27	3.000%	2,000,000	1,988,122
06/01/27	3.110%	6,685,003	6,758,213
07/01/27	3.210%	978,678	992,505
08/01/27	3.390%	7,676,516	7,871,060

Commercial Mortgage-Backed Securities —
Agency (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
02/01/30	2.920%	3,000,000	2,931,903
02/01/30	3.550%	1,000,000	1,026,208
06/01/30	3.130%	4,812,000	4,618,269
07/01/30	3.210%	4,205,000	4,203,108
07/01/30	3.300%	4,022,000	4,050,307
07/01/30	3.340%	2,500,000	2,532,785
09/01/30	3.390%	5,880,231	5,978,869
09/01/30	3.410%	7,500,000	7,378,321
06/01/37	5.832%	1,155,204	1,273,084
Series 2010-M3 Class A3 03/25/20	4.332%	3,529,093	3,736,333
Series 2011-M1 Class A3 06/25/21	3.763%	1,500,000	1,585,410
Series 2012-M8 Class ASQ3 12/25/19	1.801%	800,000	802,478
Series 2013-M7 Class A2 12/27/22	2.280%	1,878,000	1,846,693
Series 2015-M10 Class A2 04/25/27	3.092%	11,666,000	11,691,859
Federal National Mortgage Association(b) Series 2012-M11 Class FA 08/25/19	1.028%	270,265	269,329
Series 2013-M13 Class A2 04/25/23	2.541%	4,118,000	4,097,833
Series 2014-M12 Class ASV2 10/25/21	2.614%	1,500,000	1,518,241
Series 2014-M3 Class A2 01/25/24	3.472%	2,000,000	2,087,335
Series 2015-M11 Class A2 04/25/25	2.827%	2,000,000	1,997,026
Series 2015-M17 Class FA 11/25/22	1.458%	3,644,953	3,659,399
Government National Mortgage Association 01/16/37	3.400%	1,847,798	1,908,257
Government National Mortgage Association(b) CMO Series 2013-H08 Class FA 03/20/63	0.880%	3,274,791	3,241,211
CMO Series 2015-H15 Class FJ 06/20/65	0.970%	3,840,374	3,801,541
CMO Series 2015-H16 Class FG 07/20/65	0.970%	4,183,604	4,144,193
CMO Series 2015-H16 Class FL 07/20/65	0.970%	1,986,572	1,959,984
CMO Series 2015-H18 Class FA 06/20/65	0.980%	1,521,198	1,509,137
CMO Series 2015-H20 Class FA 08/20/65	1.000%	2,177,407	2,158,740
Series 2014-168 Class VB 06/16/47	3.456%	3,694,563	3,832,739
Total Commercial Mortgage-Backed Securities — Agency (Cost: $489,487,417)			494,676,654

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016

VARIABLE PORTFOLIO FUNDS

PORTFOLIO OF INVESTMENTS (continued)

Variable Portfolio — J.P. Morgan Core Bond Fund

December 31, 2016

Commercial Mortgage-Backed Securities —
Non-Agency 2.2%

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
A10 Securitization LLC(a) Series 2013-1 Class A 11/15/25	2.400%	23,720	23,718
Series 2015-1 Class A1 04/15/34	2.100%	555,259	553,333
A10 Term Asset Financing LLC(a) Series 2013-2 Class A 11/15/27	2.620%	890,178	886,513
Series 2013-2 Class B 11/15/27	4.380%	657,000	651,897
Series 2014-1 Class A2 04/15/33	3.020%	1,807,000	1,793,420
American Homes 4 Rent Trust(a) Series 2014-SFR2 Class A 10/17/36	3.786%	2,509,702	2,574,328
Series 2014-SFR2 Class E 10/17/36	6.231%	500,000	520,611
Series 2014-SFR3 Class A 12/17/36	3.678%	1,114,697	1,136,168
Series 2014-SFR3 Class E 12/17/36	6.418%	1,000,000	1,053,120
Subordinated, Series 2014-SFR3 Class C 12/17/36	4.596%	200,000	205,559
Subordinated, Series 2015-SFR2 Class D 10/17/45	5.036%	2,000,000	2,085,210
Subordinated, Series 2015-SFR2 Class E 10/17/45	6.070%	1,820,000	1,875,030
American Homes 4 Rent(a) Series 2015-SFR1 Class A 04/17/52	3.467%	1,212,140	1,216,077
Series 2015-SFR1 Class E 04/17/52	5.639%	1,150,000	1,148,974
American Homes 4 Rent(a)(b) Subordinated, Series 2014-SFR1 Class C 06/17/31	2.454%	1,000,000	997,716
B2R Mortgage Trust(a) Series 2015-1 Class A1 05/15/48	2.524%	899,206	887,355
Series 2015-2 Class A 11/15/48	3.336%	2,943,882	2,971,477
BB-UBS Trust(a) Series 2012-SHOW Class A 11/05/36	3.430%	3,700,000	3,739,590
Series 2012-TFT Class A 06/05/30	2.892%	386,000	381,269
Banc of America Commercial Mortgage Trust Series 2007-5 Class A4 02/10/51	5.492%	1,604,363	1,631,989
Banc of America Commercial Mortgage Trust(b) Series 2006-3 Class A4 07/10/44	5.889%	21,783	21,753

Commercial Mortgage-Backed Securities —
Non-Agency (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Banc of America Merrill Lynch Commercial Mortgage, Inc. Series 2005-3 Class AM 07/10/43	4.727%	145,099	145,282
Bear Stearns Commercial Mortgage Securities Trust CMO IO Series 2007-T26 Class X1(a)(b)(c) 01/12/45	0.138%	47,205,530	23,631
COBALT CMBS Commercial Mortgage Trust CMO IO Series 2006-C1 Class IO(b)(c) 08/15/48	0.794%	1,173,974	531
COOF Securitization Trust Ltd. CMO IO Series 2014-1 Class A(a)(b)(c) 06/25/40	3.121%	2,009,033	223,651
Camden Property Trust Series 2016-SFR1 Class A(a) 12/05/26	5.000%	5,045,000	5,045,000
Citigroup Commercial Mortgage Trust Series 2013-SMP Class A(a) 01/12/30	2.110%	869,317	870,904
Citigroup/Deutsche Bank Commercial Mortgage Trust(a)(b)(c) CMO IO Series 2006-CD2 Class X 01/15/46	0.023%	16,342,582	270
CMO IO Series 2007-CD4 Class XC 12/11/49	0.360%	22,559,249	5,475
Colony American Finance Ltd. Series 2016-2 Class A(a) 11/15/48	2.554%	1,353,305	1,317,474
Commercial Mortgage Trust Series 2015-CR25 Class A4 08/10/48	3.759%	2,187,000	2,281,461
Commercial Mortgage Trust(a) Series 2013-300P Class A1 08/10/30	4.353%	2,000,000	2,164,329
Commercial Mortgage Trust(a)(b) Series 2013-SFS Class A2 04/12/35	2.987%	624,000	622,104
Series 2014-TWC Class A 02/13/32	1.530%	1,875,000	1,875,000
Commercial Mortgage Trust(b)(c) CMO IO Series 2012-CR2 Class XA 08/15/45	1.728%	2,289,071	167,082
DBRR Trust(a) Series 2013-EZ3 Class A 12/18/49	1.636%	141,040	140,908
DBRR Trust(a)(c)(e) CMO IO Series 2011-C32 Class A3X1 06/17/49	2.015%	5,831,746	8,158
GS Mortgage Securities Corp. II(a) Series 2012-ALOH Class A 04/10/34	3.551%	2,000,000	2,090,314
The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016

VARIABLE PORTFOLIO FUNDS

PORTFOLIO OF INVESTMENTS (continued)

Variable Portfolio — J.P. Morgan Core Bond Fund

December 31, 2016

Commercial Mortgage-Backed Securities —
Non-Agency (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Series 2013-KING Class A 12/10/27	2.706%	926,036	936,922
GS Mortgage Securities Corp. Trust(a) Series 2013-NYC5 Class A 01/10/30	2.318%	1,222,000	1,229,030
GS Mortgage Securities Corp. Trust(a)(b)(c) CMO IO Series 2006-GG8 Class X 11/10/39	0.731%	3,834,171	100
Greenwich Capital Commercial Funding Corp. Series 2006-GG7 Class AM(b) 07/10/38	5.758%	129,203	129,164
Invitation Homes Trust Series 2014-SFR1 Class A(a)(b) 06/17/31	1.704%	2,912,773	2,902,190
JPMorgan Chase Commercial Mortgage Securities Trust(a)(b)(c) CMO IO Series 2010-C2 Class XA 11/15/43	1.610%	6,906,817	277,739
JPMorgan Chase Commercial Mortgage Securities Trust(b) Series 2006-LDP9 Class A3SF 05/15/47	0.859%	313,215	311,221
JPMorgan Chase Commercial Mortgage Securities Trust(b)(c) CMO IO Series 2006-CB15 Class X1 06/12/43	0.270%	12,993,777	51,510
KGS-Alpha SBA COOF Trust(a)(b)(c) CMO IO Series 2012-2 Class A 08/25/38	0.858%	5,671,277	148,871
CMO IO Series 2013-2 Class A 03/25/39	1.577%	7,152,583	331,925
CMO IO Series 2014-2 Class A 04/25/40	3.045%	1,948,372	182,051
LB-UBS Commercial Mortgage Trust Series 2007-C1 Class AM 02/15/40	5.455%	250,000	250,185
Series 2007-C2 Class A3 02/15/40	5.430%	197,048	197,448
LB-UBS Commercial Mortgage Trust(a)(b)(c) CMO IO Series 2006-C1 Class XCL 02/15/41	0.265%	7,560,118	1,185
Ladder Capital Commercial Mortgage Trust Series 2013-GCP Class A2(a) 02/15/36	3.985%	1,535,000	1,554,350
Merrill Lynch/Countrywide Commercial Mortgage Trust Series 2007-9 Class A4 09/12/49	5.700%	451,076	460,072
Merrill Lynch/Countrywide Commercial Mortgage Trust(a)(b)(c) CMO IO Series 2006-4 Class XC 12/12/49	0.678%	1,670,894	38

Commercial Mortgage-Backed Securities —
Non-Agency (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Morgan Stanley Capital I Trust(a)(b)(c) CMO IO Series 2006-IQ12 Class X1 12/15/43	0.458%	6,379,917	112
CMO IO Series 2006-T21 Class X 10/12/52	0.086%	13,219,607	38,490
CMO IO Series 2007-HQ11 Class X 02/12/44	0.291%	25,227,208	308
Morgan Stanley Re-Remic Trust Series 2012-IO Class AXA(a) 03/27/51	1.000%	447,034	444,330
NorthStar Series 2013-1A Class B(a)(b) 08/25/29	5.756%	503,970	509,009
PFP, Ltd.(a)(b) Series 2015-2 Class A 07/14/34	2.154%	1,331,531	1,330,233
Series 2015-2 Class C 07/14/34	3.954%	938,000	919,651
Series 2015-2 Class D 07/14/34	4.704%	851,000	828,243
RAIT Financial Trust(a)(b) Series 2014-FL3 Class A 12/15/31	1.885%	35,890	35,734
Series 2015-FL4 Class A 12/15/31	2.054%	673,474	669,489
Series 2015-FL4 Class AS 12/15/31	2.454%	966,832	960,732
Subordinated, Series 2015-FL5 01/15/31	4.604%	1,485,000	1,482,502
RBS Commercial Funding, Inc., Trust Series 2013-SMV Class A(a) 03/11/31	3.260%	797,000	791,083
Resource Capital Corp., Ltd.(a)(b) Series 2015-CRE4 Class A 08/15/32	2.107%	509,836	506,811
Subordinated, Series 2015-CRE4 Class B 08/15/32	3.707%	1,151,000	1,083,379
Rialto Real Estate Fund LLC Series 2015-LT7 Class A(a) 12/25/32	3.000%	162,230	162,230
UBS-Barclays Commercial Mortgage Trust Series 2013-C6 Class A4 04/10/46	3.244%	857,000	876,124
VNDO Mortgage Trust(a) Series 2012-6AVE Class A 11/15/30	2.996%	1,165,409	1,176,154
Series 2013-PENN Class A 12/13/29	3.808%	3,000,000	3,148,126
WF-RBS Commercial Mortgage Trust Series 2012-C6 Class A4 04/15/45	3.440%	960,000	1,002,774

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016

VARIABLE PORTFOLIO FUNDS

PORTFOLIO OF INVESTMENTS (continued)

Variable Portfolio — J.P. Morgan Core Bond Fund

December 31, 2016

Commercial Mortgage-Backed Securities —
Non-Agency (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
WF-RBS Commercial Mortgage Trust(a) Series 2011-C3 Class A4 03/15/44	4.375%	1,200,000	1,286,912
Wachovia Bank Commercial Mortgage Trust(a)(b)(c) CMO IO Series 2004-C12 Class IO 07/15/41	0.165%	16,654,520	81,389
CMO IO Series 2006-C24 Class XC 03/15/45	0.093%	6,736,979	30
Wells Fargo Commercial Mortgage Trust Series 2014-LC16 08/15/50	2.819%	3,000,000	3,057,901
Wells Fargo Commercial Mortgage Trust(a)(b) Series 2013-120B Class A 03/18/28	2.710%	2,000,000	2,010,616
Total Commercial Mortgage-Backed Securities — Non-Agency (Cost: $75,479,259)			74,703,044
Asset-Backed Securities — Non-Agency 8.6%
AXIS Equipment Finance Receivables IV LLC Series 2016-1A Class A(a) 11/20/21	2.210%	1,804,598	1,796,403
Academic Loan Funding Trust(a)(b) Series 2012-1A Class A1 12/27/22	1.556%	188,011	188,072
Series 2013-1A Class A 12/26/44	1.556%	1,301,129	1,290,382
Access Point Financial, Inc. Series 2016-1A Class A(a) 02/16/21	6.250%	1,862,107	1,860,157
Ally Auto Receivables Trust Series 2013-2 Class A4 11/15/18	1.240%	599,405	599,250
Series 2016-1 Class A3 04/15/20	1.470%	669,000	669,218
AmeriCredit Automobile Receivables Trust Series 2014-1 Class A3 02/08/19	0.900%	85,391	85,379
American Credit Acceptance Receivables Trust(a) Series 2015-2 Class A 06/12/19	1.570%	438,206	438,233
Series 2015-2 Class C 05/12/21	4.320%	858,000	874,322
Series 2016-3 Class A 11/12/20	1.700%	664,062	663,554
Series 2016-4 02/13/23	2.910%	1,371,000	1,359,735

Asset-Backed Securities — Non-Agency (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
American Tower Trust I(a) Pass-Through Certificates 03/15/43	1.551%	500,000	499,591
Series 13 Class 2A 03/15/23	3.070%	1,900,000	1,883,128
Anchor Assets IX LLC Series 2016-1 Class A(a) 02/15/20	5.125%	7,550,000	7,550,000
Axis Equipment Finance Receivables II LLC Series 2015-1A Class A2(a) 03/20/20	1.900%	524,261	521,675
BCC Funding Corp. X Series 2015-1 Class A2(a) 10/20/20	2.224%	1,604,890	1,603,229
BCC Funding XIII LLC Series 2016-1(a) 12/20/21	2.200%	2,385,000	2,372,710
BXG Receivables Note Trust Series 2012-A Class A(a) 12/02/27	2.660%	373,747	369,332
Blue Elephant Loan Trust Series 2015-1 Class A(a) 12/15/22	3.120%	203,803	203,715
CPS Auto Receivables Trust Subordinated, Series 2015-B Class C(a) 05/17/21	4.200%	1,480,000	1,463,581
CPS Auto Receivables Trust(a) Series 2012-C Class A 12/16/19	1.820%	166,696	166,633
Series 2012-D Class A 03/16/20	1.480%	79,192	79,053
Series 2013-A Class A 06/15/20	1.310%	1,224,693	1,219,258
Series 2014-C Class A 02/15/19	1.310%	449,340	448,795
Series 2014-C Class C 08/17/20	3.770%	2,096,000	2,110,306
Series 2015-A Class C 02/16/21	4.000%	219,000	220,554
Series 2015-B Class A 11/15/19	1.650%	2,226,324	2,226,418
Series 2015-C Class D 08/16/21	4.630%	1,376,000	1,366,943
Series 2016-A Class A 10/15/19	2.250%	1,168,103	1,172,654
Series 2016-A Class B 05/15/20	3.340%	1,436,395	1,456,581
Series 2016-B Class A 11/15/19	2.070%	383,874	384,334
Subordinated, Series 2014-B Class B 05/15/20	2.320%	1,750,000	1,755,676

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016

VARIABLE PORTFOLIO FUNDS

PORTFOLIO OF INVESTMENTS (continued)

Variable Portfolio — J.P. Morgan Core Bond Fund

December 31, 2016

Asset-Backed Securities — Non-Agency (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Subordinated, Series 2016-C Class C 06/15/22	3.270%	1,050,000	1,048,876
Cabela's Credit Card Master Note Trust Series 2015-2 Class A1 07/17/23	2.250%	926,000	925,460
California Republic Auto Receivables Trust Series 2015-2 Class A3 08/15/19	1.310%	818,877	818,841
Capital Auto Receivables Asset Trust Series 2014-1 Class A3 06/20/18	1.320%	47,598	47,594
Series 2014-2 Class A3 05/21/18	1.260%	163,052	163,067
Series 2015-4 Class A2 03/20/19	1.620%	1,867,924	1,868,511
CarFinance Capital Auto Trust(a) Series 2013-2A Class B 08/15/19	3.150%	314,522	315,747
Series 2014-1A Class B 04/15/20	2.720%	343,321	344,814
Series 2014-2A Class A 11/16/20	1.440%	443,921	443,398
Series 2015-1A Class A 06/15/21	1.750%	219,806	219,887
CarMax Auto Owner Trust Series 2013-2 Class A4 11/15/18	0.840%	2,927,017	2,923,320
Carlyle Global Market Strategies Commodities Funding Ltd. Series 2014-1A Class A(a)(b)(e) 10/15/21	2.780%	1,148,904	862,137
Carnow Auto Receivables Trust(a) Series 2015-1A Class A 01/15/20	1.690%	233,242	233,260
Series 2016-1A Class A 05/15/19	2.260%	4,369,000	4,368,901
Series 2016-1A Class B 02/15/21	3.490%	2,200,000	2,199,710
Chase Funding Trust(b) Series 2003-2 Class 2A2 02/25/33	1.316%	629,361	587,014
Series 2003-4 Class 1A5 05/25/33	5.318%	514,183	527,567
Series 2003-6 Class 1A5 11/25/34	5.146%	510,878	529,253
Chrysler Capital Auto Receivables Trust Series 2014-BA Class A3(a) 05/15/19	1.270%	519,342	519,466
Citi Held for Asset Issuance(a) Series 2015-PM1 Class A 12/15/21	1.850%	108,400	108,345
Series 2016-MF1 Class A 08/15/22	4.480%	1,911,113	1,929,508

Asset-Backed Securities — Non-Agency (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Series 2016-MF1 Class B 08/15/22	6.640%	3,250,000	3,365,131
Subordinated, Series 2015-PM1 Class B 12/15/21	2.930%	973,000	968,341
Conix Mortgage Asset Trust Series 2013-1 Class A(a)(e) 12/25/47	4.704%	1,078,519	115,725
Consumer Credit Origination Loan Trust Series 2015-1 Class A(a) 03/15/21	2.820%	76,520	76,990
Continental Credit Card Series 2016-1A Class A(a) 01/15/23	4.560%	2,037,000	2,036,995
Credit Acceptance Auto Loan Trust(a) Series 2014-1A Class A 10/15/21	1.550%	166,121	166,113
Series 2014-2A Class A 03/15/22	1.880%	2,948,461	2,952,571
Series 2015-2A Class A 02/15/23	2.400%	2,821,000	2,829,072
Series 2015-2A Class C 02/15/24	3.760%	434,000	432,555
Credit Suisse First Boston Mortgage Securities Corp. Series 2004-CF2 Class 1A2(a)(b) 01/25/43	5.150%	26,147	26,139
DT Auto Owner Trust(a) Series 2016-1A Class A 09/16/19	2.000%	942,212	942,017
Series 2016-2A Class A 08/15/19	1.730%	541,790	541,250
Series 2016-3A Class A 11/15/19	1.750%	1,176,109	1,175,985
Series 2016-3A Class B 07/15/20	2.650%	1,000,000	1,006,158
Subordinated, Series 2015-2A Class D 02/15/22	4.250%	1,055,000	1,067,586
Subordinated, Series 2016-4A 08/17/20	2.020%	868,000	863,698
10/17/22	3.770%	1,497,400	1,472,990
Drive Auto Receivables Trust(a) Series 2015-AA Class D 07/15/22	4.120%	883,000	897,385
Series 2015-BA Class B 06/17/19	2.120%	1,068,412	1,068,650
Series 2016-AA Class B 05/15/20	3.170%	1,953,000	1,966,205
Series 2016-AA Class C 05/17/21	3.910%	2,428,000	2,462,084
Subordinated, Series 2015-BA Class D 07/15/21	3.840%	1,921,000	1,915,547
Subordinated, Series 2015-CA Class D 09/15/21	4.200%	1,058,824	1,072,617
Subordinated, Series 2015-DA Class D 01/17/23	4.590%	1,320,000	1,352,541

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016

VARIABLE PORTFOLIO FUNDS

PORTFOLIO OF INVESTMENTS (continued)

Variable Portfolio — J.P. Morgan Core Bond Fund

December 31, 2016

Asset-Backed Securities — Non-Agency (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Subordinated, Series 2016-BA Class B 06/15/20	2.560%	318,000	319,243
Subordinated, Series 2016-CA Class D 03/15/24	4.180%	2,915,000	2,893,144
ENGS Commercial Finance Trust Series 2016-1A Class A2(a) 02/22/22	2.630%	1,097,000	1,091,231
Exeter Automobile Receivables Trust(a) Series 2014-2A Class C 12/16/19	3.260%	405,000	407,438
Series 2014-3A Class A 01/15/19	1.320%	37,384	37,369
Series 2014-3A Class B 11/15/19	2.770%	556,000	557,981
Series 2015-2A Class A 11/15/19	1.540%	1,088,495	1,088,589
Series 2016-1A Class A 07/15/20	2.350%	818,877	819,642
Series 2016-2A Class A 07/15/20	2.210%	1,614,863	1,614,966
Subordinated, Series 2016-1A Class C 10/15/21	5.520%	2,230,000	2,287,329
Subordinated, Series 2016-3A Class B 08/16/21	2.840%	1,102,000	1,097,660
First Investors Auto Owner Trust(a) Series 2014-3A Class A3 11/16/20	1.670%	968,366	968,793
Series 2015-1A Class A2 04/15/19	1.210%	84,680	84,669
Series 2015-2A Class A1 12/16/19	1.590%	782,350	782,787
Series 2015-2A Class D 12/15/21	4.220%	280,000	277,373
Series 2016-1A Class A1 05/15/20	1.920%	604,632	605,938
Series 2016-2A Class A1 11/16/20	1.530%	1,667,266	1,663,567
FirstKey Lending Trust(a) Series 2015-SFR1 Class A 03/09/47	2.553%	1,923,718	1,902,600
Series 2015-SFR1 Class B 03/09/47	3.417%	1,202,000	1,181,119
Flagship Credit Auto Trust(a) Series 2013-2 Class A 01/15/19	1.940%	26,883	26,884
Series 2014-1 Class A 04/15/19	1.210%	140,107	139,985
Series 2014-1 Class B 02/18/20	2.550%	245,000	244,583
Series 2014-2 Class A 12/16/19	1.430%	495,034	494,228
Series 2014-2 Class B 11/16/20	2.840%	446,000	445,022
Series 2014-2 Class C 12/15/20	3.950%	220,000	220,883

Asset-Backed Securities — Non-Agency (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Series 2015-3 Class A 10/15/20	2.380%	2,748,223	2,757,447
Series 2016-1 Class A 12/15/20	2.770%	1,849,320	1,862,496
Series 2016-1 Class C 06/15/22	6.220%	3,000,000	3,121,957
Subordinated, Series 2015-3 Class B 03/15/22	3.680%	757,000	758,605
Subordinated, Series 2015-3 Class C 03/15/22	4.650%	693,000	692,091
Subordinated, Series 2016-4 Class C 11/15/22	2.710%	1,312,000	1,296,840
GLC II Trust Series 2014-A Class A(a) 12/18/20	4.000%	130,436	128,480
GLC Trust Series 2014-A Class A(a) 07/15/21	3.000%	478,152	471,458
GLS Auto Receivables Trust(a) Series 2015-1A Class A 12/15/20	2.250%	1,597,565	1,595,013
Series 2016-1A 10/15/20	2.730%	2,078,379	2,070,744
Subordinated, Series 2015-1A Class B 12/15/20	4.430%	954,000	950,212
Subordinated, Series 2016-1A Class B 01/15/21	4.390%	840,000	839,373
GMAT Trust Series 2013-1A Class A(a)(b) 11/25/43	6.967%	514,816	522,473
GO Financial Auto Securitization Trust(a) Series 2015-2 Class A 11/15/18	3.270%	832,703	831,556
Subordinated, Series 2015-1 Class B 10/15/20	3.590%	1,218,013	1,213,628
Subordinated, Series 2015-2 Class B 08/17/20	4.800%	1,873,000	1,861,209
Gold Key Resorts Series 2014-A Class A(a) 03/17/31	3.220%	608,813	604,822
Green Tree Agency Advance Funding Trust I(a) Series 2015-T2 Class AT2 10/15/48	3.095%	1,550,000	1,550,000
Series 2015-T2 Class DT2 10/15/48	4.669%	3,184,000	3,173,525
Series 2016-T1 Class AT1 10/15/48	2.380%	1,068,000	1,059,317
Subordinated, CMO Series 2016-T1 10/15/48	3.122%	1,498,000	1,487,214
HERO Funding Trust Series 2016-3A Class A1(a) 09/20/42	3.080%	1,666,578	1,642,613

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016

VARIABLE PORTFOLIO FUNDS

PORTFOLIO OF INVESTMENTS (continued)

Variable Portfolio — J.P. Morgan Core Bond Fund

December 31, 2016

Asset-Backed Securities — Non-Agency (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Honda Auto Receivables Owner Trust Subordinated, Series 2013-4 Class A4 02/18/20	1.040%	1,227,113	1,227,098
LV Tower 52 Issuer(a) Series 2013-1 Class A 07/15/19	5.500%	2,650,369	2,611,674
Series 2013-1 Class M 07/15/19	7.500%	738,167	719,491
LendingClub Issuance Trust Series 2016-NP1 Class A(a) 06/15/22	3.750%	1,264,310	1,270,580
Lendmark Funding Trust Series 2016-A Class A(a) 08/21/23	4.820%	2,397,000	2,449,194
MarketPlace Loan Trust Subordinated, Series 2015-OD3 Class B(a) 09/17/17	5.250%	240,918	239,714
Marlette Funding Trust Series 2016-1A Class A(a) 01/17/23	3.060%	2,575,673	2,573,260
Mercedes-Benz Auto Receivables Trust Series 2015-1 Class A2A 06/15/18	0.820%	878,385	878,044
Mid-State Capital Corp. Trust(a) Series 2006-1 Class M1 10/15/40	6.083%	1,327,279	1,384,167
Series 2010-1 Class M 12/15/45	5.250%	1,147,897	1,213,287
Murray Hill Marketplace Trust Series 2016-LC1 Class A(a) 11/25/22	4.190%	4,407,697	4,428,830
NCUA Guaranteed Notes CMO Series 2010-A1 Class A(b) 12/07/20	0.885%	116,616	116,361
NRPL Trust(a) Series 2015-2A Class A1 10/25/57	3.750%	4,686,524	4,638,096
Series 2015-2A Class A2 10/25/57	3.750%	1,250,000	1,197,647
NRPL Trust(a)(b) Series 2015-1A Class A1 11/01/54	3.875%	1,083,008	1,085,949
NRZ Advance Receivables Trust Series 2016-T1 Class AT1(a) 06/15/49	2.751%	2,017,000	2,009,436
Nationstar HECM Loan Trust(a) Series 2015-2A Class A 11/25/25	2.883%	767,018	767,325
Series 2015-2A Class M1 11/25/25	4.115%	1,964,000	1,964,615

Asset-Backed Securities — Non-Agency (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Series 2016-1A Class M1 02/25/26	4.360%	1,962,000	1,951,248
Series 2016-2A Class A 06/25/26	2.239%	631,150	633,320
Series 2016-3A Class A 08/25/26	2.013%	1,055,757	1,058,026
New Residential Advance Receivables Trust Advance Receivables Backed Notes Series 2016-T2 Class AT2(a) 10/15/49	2.575%	2,410,000	2,381,409
Ocwen Master Advance Receivables Trust(a) Series 2015-T3 Class AT3 11/15/47	3.211%	5,024,000	5,022,946
Series 2016-T1 Class AT1 08/17/48	2.521%	3,612,000	3,606,356
Subordinated, Series 2015-T3 Class CT3 11/15/47	4.196%	852,000	852,328
Subordinated, Series 2015-T3 Class DT3 11/15/47	4.687%	2,000,000	2,015,000
OnDeck Asset Securitization Trust II LLC Series 2016-1A Class A(a) 05/17/20	4.210%	2,168,000	2,140,541
OneMain Direct Auto Receivables Trust Series 2016-1A Class A(a) 01/15/21	2.040%	2,128,430	2,130,803
OneMain Financial Issuance Trust(a) Series 2014-1A Class A 06/18/24	2.430%	1,363,870	1,363,938
Series 2014-1A Class B 06/18/24	3.240%	402,000	403,622
Series 2014-2A Class A 09/18/24	2.470%	3,662,788	3,664,297
Series 2015-1A Class A 03/18/26	3.190%	1,726,000	1,737,203
Series 2015-2A Class A 07/18/25	2.570%	7,624,000	7,619,456
Series 2015-2A Class B 07/18/25	3.100%	1,395,000	1,369,877
Series 2016-1A Class A 02/20/29	3.660%	2,505,000	2,532,546
Subordinated, Series 2014-2A Class B 09/18/24	3.020%	1,119,000	1,118,548
Oportun Funding II LLC(a) Series 2016-A Class A 03/08/21	4.700%	2,901,000	2,922,252
Subordinated, Series 2016-A Class B 03/08/21	6.410%	811,000	803,432
Oportun Funding III LLC Series 2016-B Class A(a) 07/08/21	3.690%	2,856,000	2,838,587
Oportun Funding IV LLC Series 2016-C Class B(a) 11/08/21	4.850%	1,085,492	1,078,141

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016

VARIABLE PORTFOLIO FUNDS

PORTFOLIO OF INVESTMENTS (continued)

Variable Portfolio — J.P. Morgan Core Bond Fund

December 31, 2016

Asset-Backed Securities — Non-Agency (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
PFS Tax Lien Trust Series 2014-1 Class NOTE(a) 05/15/29	1.440%	243,236	241,605
Prestige Auto Receivables Trust Series 2014-1A Class A3(a) 04/15/20	1.520%	520,097	520,334
Progreso Receivables Funding III LLC(a) Series 2015-A Class A 02/08/20	3.625%	2,354,000	2,352,685
Series 2015-A Class B 02/08/20	5.500%	500,000	497,428
Progreso Receivables Funding IV LLC(a) Series 2015-B Class A 07/28/20	3.000%	1,203,000	1,202,295
Series 2015-B Class B 07/28/20	5.000%	605,000	602,620
Progress Residential Trust(a) Series 2015-SFR2 Class A 06/12/32	2.740%	3,540,132	3,507,747
Series 2015-SFR2 Class C 06/12/32	3.436%	2,500,000	2,474,554
Series 2015-SFR3 Class A 11/12/32	3.067%	5,444,064	5,439,479
Series 2015-SFR3 Class D 11/12/32	4.673%	1,295,000	1,314,597
Series 2015-SFR3 Class E 11/12/32	5.660%	1,000,000	1,013,028
Purchasing Power Funding LLC(a) Series 2015-A Class A2 12/15/19	4.750%	3,500,000	3,500,000
Series 2016-A Class A1 02/27/19	3.500%	3,175,000	3,175,000
RBSHD Trust Series 2013-1A Class A(a)(b) 10/25/47	7.685%	1,223,612	1,230,983
RMAT LLC Series 2015-NPL1 Class A1(a)(b) 05/25/55	3.750%	1,471,990	1,461,948
SPS Servicer Advance Receivables Trust Subordinated, Series 2015-T3 Class DT3(a) 07/15/47	4.430%	1,782,000	1,783,044
Santander Drive Auto Receivables Trust Series 2016-2 Class A3 05/15/20	1.560%	777,000	773,936
Santander Drive Auto Receivables Trust(a) Series 2015-S1 Class R1 09/17/19	1.930%	649,246	648,922
Series 2015-S7 Class R1 03/16/21	1.970%	141,225	141,154
Saxon Asset Securities Trust CMO Series 2003-1 Class AF6(b) 06/25/33	4.795%	15,876	16,011

Asset-Backed Securities — Non-Agency (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Sierra Auto Receivables Securitization Trust Series 2016-1A(a) 01/18/22	2.850%	605,369	603,082
Skopos Auto Receivables Trust Series 2015-2A Class A(a) 02/15/20	3.550%	344,613	345,423
SoFi Consumer Loan Program LLC Series 2016-2A Class A(a) 10/27/25	3.090%	1,893,183	1,887,492
Springleaf Funding Trust(a) Series 2015-AA Class A 11/15/24	3.160%	1,537,000	1,546,408
Series 2015-AA Class B 11/15/24	3.620%	363,000	361,177
Sunset Mortgage Loan Co. LLC Series 2014-NPL2 Class A(a)(b) 11/16/44	3.721%	661,704	660,655
Trafigura Securitisation Finance PLC Series 2014-1A Class A(a)(b) 10/15/18	1.654%	2,391,000	2,385,230
Tricon American Homes Trust(a) Series 2016-SFR1 Class A 11/17/33	2.589%	1,715,000	1,662,754
Tricon American Homes Trust(a)(b) Series 2015-SFR1 Class A 05/17/32	1.954%	602,909	599,965
Vericrest Opportunity Loan Transferee XXIV LLC Series 2015-NPL6 Class A1(a)(b) 02/25/55	3.500%	857,980	858,715
Vericrest Opportunity Loan Transferee XXV LLC Series 2015-NPL8 Class A1(a)(b) 06/26/45	3.500%	5,067,123	5,076,711
Vericrest Opportunity Loan Transferee XXX LLC Series 2015-NPL1 Class A1(a)(b) 10/25/57	3.625%	1,179,862	1,179,969
Vericrest Opportunity Loan Transferee XXXI LLC Series 2015-NPL2 Class A1(a)(b) 02/25/55	3.375%	867,423	869,515
Vericrest Opportunity Loan Transferee XXXIII LLC Series 2015-NPL5 Class A1(a)(b) 03/25/55	3.500%	1,626,689	1,630,932
Vericrest Opportunity Loan Transferee XXXIX LLC Series 2015-NP13 Class A1(a)(b) 10/25/45	4.125%	1,530,211	1,539,424
Vericrest Opportunity Loan Transferee XXXV LLC Series 2015-NPL9 Class A1(a)(b) 06/26/45	3.500%	1,922,362	1,918,444
Vericrest Opportunity Loan Transferee(a)(b) CMO Series 2014-NP11 Class A1 04/25/55	3.875%	307,367	308,630

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016

VARIABLE PORTFOLIO FUNDS

PORTFOLIO OF INVESTMENTS (continued)

Variable Portfolio — J.P. Morgan Core Bond Fund

December 31, 2016

Asset-Backed Securities — Non-Agency (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 2014-NPL6 Class A1 09/25/43	3.125%	2,116,734	2,113,743
CMO Series 2014-NPL6 Class A2 09/25/43	4.250%	1,012,056	994,313
CMO Series 2014-NPL7 Class A1 08/27/57	3.375%	1,911,641	1,912,492
CMO Series 2014-NPL8 Class A1 10/26/54	3.375%	155,059	155,246
Series 2015-NPL3 Class A1 10/25/58	3.375%	1,042,308	1,040,848
Westlake Automobile Receivables Trust(a) Series 2015-2A Class A2A 07/16/18	1.280%	227,774	227,595
Series 2016-2A 06/17/19	1.570%	1,816,000	1,817,574
06/15/21	4.100%	799,000	802,774
Series 2016-3A Class C 01/18/22	2.460%	1,294,000	1,283,767
Subordinated, Series 2015-3A Class D 05/17/21	4.400%	1,000,000	1,011,106
Total Asset-Backed Securities — Non-Agency (Cost: $289,882,757)			289,111,986

Inflation-Indexed Bonds 0.1%

UNITED STATES 0.1%
U.S. Treasury Inflation-Indexed Bond 01/15/22	0.125%	1,067,970	1,069,781
01/15/29	2.500%	1,125,850	1,357,948
Total			2,427,729
Total Inflation-Indexed Bonds (Cost: $2,387,218)			2,427,729
U.S. Treasury Obligations 25.9%
U.S. Treasury 12/31/16	3.250%	47,450,000	47,453,787
01/31/17	3.125%	15,000,000	15,035,662
03/31/17	3.250%	5,000,000	5,033,015
10/15/17	0.875%	13,890,000	13,892,170
11/15/17	4.250%	1,000,000	1,028,906
02/15/18	3.500%	6,000,000	6,168,282
08/31/18	1.500%	4,500,000	4,528,125
11/30/18	1.250%	14,000,000	14,020,230
05/15/19	3.125%	37,151,000	38,734,264
06/30/19	1.000%	1,500,000	1,488,282
02/15/20	8.500%	500,000	606,328
05/15/20	3.500%	28,000,000	29,762,040
06/30/20	1.625%	1,200,000	1,200,375
08/15/20	2.625%	5,650,000	5,842,010
08/15/20	8.750%	28,500,000	35,590,486

U.S. Treasury Obligations (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
08/31/20	2.125%	4,000,000	4,064,688
11/15/20	2.625%	2,900,000	2,997,423
01/31/21	2.125%	16,000,000	16,213,120
02/15/21	3.625%	6,600,000	7,084,691
05/15/21	3.125%	7,000,000	7,376,523
08/15/21	2.125%	30,000,000	30,284,760
10/31/21	2.000%	1,500,000	1,504,337
12/31/21	2.125%	2,000,000	2,017,110
01/31/22	1.500%	1,000,000	977,422
09/30/22	1.750%	6,000,000	5,886,330
05/15/23	1.750%	62,000,000	60,387,008
08/15/23	2.500%	3,350,000	3,409,409
02/15/24	2.750%	3,500,000	3,614,842
08/15/24	2.375%	21,500,000	21,599,932
05/15/25	2.125%	6,000,000	5,881,872
08/15/28	5.500%	14,700,000	19,031,914
02/15/29	5.250%	720,000	920,306
08/15/29	6.125%	5,250,000	7,253,200
02/15/31	5.375%	1,800,000	2,397,375
02/15/37	4.750%	2,000,000	2,603,046
05/15/37	5.000%	5,000,000	6,713,475
02/15/38	4.375%	9,900,000	12,302,294
05/15/38	4.500%	15,600,000	19,703,533
02/15/39	3.500%	7,500,000	8,201,955
05/15/39	4.250%	3,000,000	3,642,306
08/15/39	4.500%	7,500,000	9,418,357
11/15/39	4.375%	19,500,000	24,071,833
05/15/40	4.375%	1,000,000	1,235,508
08/15/40	3.875%	3,510,000	4,030,056
11/15/40	4.250%	4,500,000	5,463,279
05/15/41	4.375%	4,300,000	5,320,411
11/15/41	3.125%	4,640,000	4,709,057
08/15/42	2.750%	4,500,000	4,251,272
05/15/43	2.875%	5,500,000	5,314,375
U.S. Treasury(f) STRIPS 08/15/19	0.000%	2,000,000	1,926,698
02/15/20	0.000%	4,735,000	4,509,477
05/15/20	0.000%	35,061,000	33,177,558
08/15/20	0.000%	11,000,000	10,342,475
02/15/21	0.000%	28,185,000	26,096,238
05/15/21	0.000%	22,965,000	21,119,946
08/15/21	0.000%	19,045,000	17,367,231
11/15/21	0.000%	6,245,000	5,657,627
02/15/22	0.000%	3,790,000	3,406,990
05/15/22	0.000%	9,005,000	8,033,937
08/15/22	0.000%	2,500,000	2,213,920
11/15/22	0.000%	3,750,000	3,298,365
02/15/23	0.000%	20,665,000	18,022,008
05/15/23	0.000%	9,500,000	8,218,146
08/15/23	0.000%	1,500,000	1,288,412
11/15/23	0.000%	1,300,000	1,107,941
02/15/24	0.000%	1,350,000	1,141,295
08/15/24	0.000%	1,000,000	832,820
11/15/24	0.000%	4,500,000	3,715,983
02/15/25	0.000%	1,000,000	818,000
05/15/25	0.000%	2,500,000	2,027,465

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016

VARIABLE PORTFOLIO FUNDS

PORTFOLIO OF INVESTMENTS (continued)

Variable Portfolio — J.P. Morgan Core Bond Fund

December 31, 2016

U.S. Treasury Obligations (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
02/15/26	0.000%	500,000	394,558
08/15/26	0.000%	1,452,000	1,129,515
11/15/26	0.000%	9,000,000	6,931,422
02/15/27	0.000%	15,200,000	11,629,520
08/15/27	0.000%	4,200,000	3,156,481
11/15/27	0.000%	12,540,000	9,350,137
02/15/28	0.000%	7,250,000	5,363,383
05/15/28	0.000%	1,660,000	1,215,927
08/15/28	0.000%	3,200,000	2,326,854
11/15/28	0.000%	1,700,000	1,224,712
02/15/29	0.000%	7,665,000	5,476,152
08/15/29	0.000%	6,400,000	4,503,494
11/15/29	0.000%	2,600,000	1,816,961
02/15/30	0.000%	7,650,000	5,298,283
05/15/30	0.000%	7,000,000	4,810,862
08/15/30	0.000%	6,250,000	4,263,313
11/15/30	0.000%	7,450,000	5,029,823
02/15/31	0.000%	6,600,000	4,427,115
05/15/31	0.000%	6,700,000	4,439,641
08/15/31	0.000%	3,800,000	2,499,803
11/15/31	0.000%	6,640,000	4,325,050
02/15/32	0.000%	6,875,000	4,436,396
05/15/32	0.000%	14,700,000	9,414,277
08/15/32	0.000%	1,500,000	953,148
11/15/32	0.000%	10,450,000	6,582,863
02/15/33	0.000%	9,850,000	6,146,183
05/15/33	0.000%	29,425,000	18,197,980
08/15/33	0.000%	4,000,000	2,455,836
11/15/33	0.000%	7,400,000	4,499,992
02/15/34	0.000%	2,400,000	1,447,099
05/15/34	0.000%	2,400,000	1,431,660
08/15/34	0.000%	8,375,000	4,972,078
11/15/34	0.000%	1,850,000	1,085,525
02/15/35	0.000%	4,210,000	2,447,096
05/15/35	0.000%	3,050,000	1,757,919
Total U.S. Treasury Obligations (Cost: $858,986,854)			870,030,571

U.S. Government & Agency Obligations 4.7%

Federal Farm Credit Banks 11/15/18	5.125%	2,664,000	2,853,253
Federal Home Loan Banks 10/24/29	4.000%	1,600,000	1,763,437
07/15/36	5.500%	2,000,000	2,623,466
Federal Home Loan Mortgage Corp. 11/17/17	5.125%	30,000,000	31,087,260
Federal National Mortgage Association(f) 06/01/17	0.000%	10,000,000	9,971,020
STRIPS 05/15/30	0.000%	3,750,000	2,411,464
Financing Corp.(f) 11/30/17	0.000%	3,250,000	3,219,401

U.S. Government & Agency Obligations (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
STRIPS 05/11/18	0.000%	3,600,000	3,536,611
Israel Government AID Bond 09/18/33	5.500%	1,000,000	1,294,804
Israel Government AID Bond(f) 11/15/23	0.000%	1,316,000	1,088,423
11/01/24	0.000%	5,000,000	3,997,455
11/01/24	0.000%	6,135,000	4,904,877
02/15/25	0.000%	2,000,000	1,564,512
02/15/25	0.000%	2,250,000	1,760,195
08/15/25	0.000%	2,500,000	1,931,968
11/15/26	0.000%	1,500,000	1,091,316
Private Export Funding Corp. 05/15/22	2.800%	1,500,000	1,531,496
Residual Funding Corp.(f) STRIPS 10/15/19	0.000%	14,600,000	13,999,706
07/15/20	0.000%	40,873,000	38,282,510
10/15/20	0.000%	7,500,000	7,009,747
01/15/21	0.000%	1,995,000	1,834,211
Resolution Funding Corp.(f) 10/15/25	0.000%	470,000	369,910
01/15/26	0.000%	535,000	412,403
Tennessee Valley Authority 07/18/17	5.500%	6,000,000	6,155,124
04/01/36	5.880%	500,000	659,590
09/15/39	5.250%	2,370,000	2,976,706
09/15/65	4.250%	2,258,000	2,324,430
Tennessee Valley Authority(f) STRIPS 11/01/25	0.000%	8,500,000	6,477,756
06/15/35	0.000%	750,000	378,041
Total U.S. Government & Agency Obligations (Cost: $156,685,216)			157,511,092

Foreign Government Obligations(g) 1.4%

AUSTRALIA 0.1%
CNOOC Finance Pty Ltd. 05/05/20	2.625%	1,000,000	995,978
Commonwealth Bank of Australia(a) 03/16/17	2.250%	325,000	325,408
National Australia Bank Ltd.(a) 06/20/17	2.000%	875,000	877,855
Westpac Banking Corp.(a) 05/30/18	1.375%	600,000	598,107
03/03/20	2.000%	405,000	401,857
Total			3,199,205

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016

VARIABLE PORTFOLIO FUNDS

PORTFOLIO OF INVESTMENTS (continued)

Variable Portfolio — J.P. Morgan Core Bond Fund

December 31, 2016

Foreign Government Obligations(g) (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CANADA 0.3%
Bank of Nova Scotia (The)(a) 09/20/21	1.875%	300,000	291,169
CDP Financial, Inc.(a) 11/25/19	4.400%	1,000,000	1,066,813
CNOOC Nexen Finance ULC 04/30/24	4.250%	389,000	397,984
Hydro-Quebec 02/01/21	9.400%	750,000	934,699
01/15/22	8.400%	1,295,000	1,618,763
Province of Quebec 01/30/26	6.350%	440,000	546,124
Royal Bank of Canada 09/19/17	1.200%	3,820,000	3,814,874
10/01/18	2.000%	1,761,000	1,763,921
Total			10,434,347
CHINA 0.1%
CNOOC Finance Ltd. 05/09/23	3.000%	1,300,000	1,254,760
Sinopec Group Overseas Development 2013 Ltd.(a) 10/17/23	4.375%	1,362,000	1,429,962
State Grid Overseas Investment 2013 Ltd.(a) 05/22/18	1.750%	377,000	375,302
Total			3,060,024
COLOMBIA 0.1%
Colombia Government International Bond 02/26/24	4.000%	493,000	497,930
01/28/26	4.500%	1,190,000	1,225,700
06/15/45	5.000%	601,000	570,199
Ecopetrol SA 09/18/23	5.875%	310,000	328,135
01/16/25	4.125%	300,000	280,950
06/26/26	5.375%	580,000	577,100
Total			3,480,014
FRANCE —%
Electricite de France SA(a) 01/22/19	2.150%	674,000	675,506
MEXICO 0.5%
Mexico Government International Bond 01/21/21	3.500%	4,305,000	4,373,880
01/30/25	3.600%	757,000	729,748
01/21/26	4.125%	1,673,000	1,659,616
03/08/44	4.750%	1,090,000	991,137
01/15/47	4.350%	479,000	412,197
10/12/2110	5.750%	458,000	422,505

Foreign Government Obligations(g) (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Petroleos Mexicanos 01/23/26	4.500%	1,159,000	1,055,849
06/15/35	6.625%	550,000	541,750
01/23/46	5.625%	732,000	607,560
Petroleos Mexicanos(a) 02/04/21	6.375%	504,000	535,552
09/21/23	4.625%	1,167,000	1,135,258
08/04/26	6.875%	598,000	633,368
03/13/27	6.500%	1,545,000	1,593,667
09/21/47	6.750%	1,045,000	987,316
Total			15,679,403
NORWAY 0.1%
Statoil ASA 01/15/18	6.700%	50,000	52,651
04/15/19	5.250%	880,000	944,864
01/15/24	2.650%	1,750,000	1,717,770
09/23/27	7.250%	400,000	533,743
Total			3,249,028
PERU —%
Peruvian Government International Bond 11/18/50	5.625%	98,000	110,985
POLAND —%
Poland Government International Bond 01/22/24	4.000%	1,178,000	1,204,505
SOUTH AFRICA 0.1%
South Africa Government International Bond 09/16/25	5.875%	459,000	489,409
07/24/44	5.375%	1,006,000	989,904
Total			1,479,313
SOUTH KOREA —%
Korea Gas Corp.(a) 07/18/21	1.875%	525,000	505,732
Korea Housing Finance Corp.(a) 10/11/21	2.000%	700,000	670,139
Total			1,175,871
SWEDEN 0.1%
Stadshypotek AB(a) 10/02/19	1.875%	1,500,000	1,492,291
TURKEY —%
Turkey Government International Bond 03/22/24	5.750%	353,000	353,441

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016

VARIABLE PORTFOLIO FUNDS

PORTFOLIO OF INVESTMENTS (continued)

Variable Portfolio — J.P. Morgan Core Bond Fund

December 31, 2016

Foreign Government Obligations(g) (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
UNITED STATES —%
Industrial & Commercial Bank of China Ltd. 10/20/21	2.452%	1,050,000	1,024,217
VIRGIN ISLANDS —%
Sinopec Capital 2013 Ltd.(a) 04/24/23	3.125%	800,000	780,755
Total Foreign Government Obligations (Cost: $47,680,197)			47,398,905

Municipal Bonds 0.2%

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
CALIFORNIA —%
City of Los Angeles Department of Airports Revenue Bonds Build America Bonds Series 2009 05/15/39	6.582%	420,000	537,898
State of California Unlimited General Obligation Bonds Build America Bonds Series 2009 10/01/39	7.300%	295,000	416,655
Total			954,553
DISTRICT OF COLUMBIA —%
District of Columbia Water & Sewer Authority Taxable Revenue Bonds Senior Lien Series 2014-A 10/01/2114	4.814%	411,000	410,470
NEW YORK 0.1%
New York State Dormitory Authority Revenue Bonds Build America Bonds Series 2010 03/15/40	5.600%	415,000	513,285

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Port Authority of New York & New Jersey Revenue Bonds Taxable Consolidated 160th Series 2010 11/01/40	5.647%	835,000	1,006,275
Total			1,519,560
OHIO 0.1%
American Municipal Power, Inc. Revenue Bonds Build America Bonds Series 2010 02/15/50	7.499%	1,265,000	1,754,871
Ohio State University (The) Revenue Bonds Taxable Series 2011A 06/01/2111	4.800%	1,514,000	1,471,457
Total			3,226,328
Total Municipal Bonds (Cost: $5,392,042)			6,110,911

Money Market Funds 0.9%

	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.594%(h)(i)	29,215,651	29,215,651
Total Money Market Funds (Cost: $29,215,651)		29,215,651
Total Investments (Cost: $3,302,379,735)		3,338,688,453
Other Assets & Liabilities, Net		15,423,531
Net Assets		3,354,111,984

Notes to Portfolio of Investments

(a)  Represents privately placed and other securities and instruments exempt from SEC registration (collectively, private placements), such as Section 4(a)(2) and Rule 144A eligible securities, which are often sold only to qualified institutional buyers. The Fund may invest in private placements determined to be liquid as well as those determined to be illiquid. Private placements may be determined to be liquid under guidelines established by the Fund's Board of Trustees. At December 31, 2016, the value of these securities amounted to $521,260,662 or 15.54% of net assets.

(b)  Variable rate security.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016

VARIABLE PORTFOLIO FUNDS

PORTFOLIO OF INVESTMENTS (continued)

Variable Portfolio — J.P. Morgan Core Bond Fund

December 31, 2016

Notes to Portfolio of Investments (continued)

(c)  Interest Only (IO) represents the right to receive the monthly interest payments on an underlying pool of mortgage loans.

(d)  Principal Only (PO) represents the right to receive the principal portion only on an underlying pool of mortgage loans.

(e)  Represents fair value as determined in good faith under procedures approved by the Board of Trustees. At December 31, 2016, the value of these securities amounted to $986,020, which represents 0.03% of net assets.

(f)  Zero coupon bond.

(g)  Principal and interest may not be guaranteed by the government.

(h)  The rate shown is the seven-day current annualized yield at December 31, 2016.

(i)  As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company's outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended December 31, 2016 are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds From Sales ($)	Realized Gain (Loss) ($)	Ending Cost ($)	Dividends — Affiliated Issuers ($)	Value ($)
Columbia Short-Term Cash Fund	95,727,973	358,079,751	(424,592,396)	323	29,215,651	365,242	29,215,651

Abbreviation Legend

AID    Agency for International Development

AMBAC  Ambac Assurance Corporation

CMO  Collateralized Mortgage Obligation

STRIPS  Separate Trading of Registered Interest and Principal Securities

Fair Value Measurements

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset's or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>  Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>  Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>  Level 3 — Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Certain investments that have been measured at fair value using the net asset value (NAV) per share (or its equivalent) are not categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to reconcile the fair value hierarchy to the amounts presented in the Portfolio of Investments. The Columbia Short-Term Cash Fund seeks to provide shareholders with maximum current income consistent with liquidity and stability of principal. Columbia Short-Term Cash Fund prices its shares with a floating NAV and no longer seeks to maintain a stable NAV.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016

VARIABLE PORTFOLIO FUNDS

PORTFOLIO OF INVESTMENTS (continued)

Variable Portfolio — J.P. Morgan Core Bond Fund

December 31, 2016

Fair Value Measurements (continued)

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund's Board of Trustees (the Board), the Investment Manager's Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager's organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The following table is a summary of the inputs used to value the Fund's investments at December 31, 2016:

	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Investments
Corporate Bonds & Notes	—	778,887,746	4,114,628	783,002,374
Residential Mortgage-Backed Securities — Agency	—	487,640,555	—	487,640,555
Residential Mortgage-Backed Securities — Non-Agency	—	86,376,655	10,482,326	96,858,981
Commercial Mortgage-Backed Securities — Agency	—	494,676,654	—	494,676,654
Commercial Mortgage-Backed Securities — Non-Agency	—	66,726,670	7,976,374	74,703,044
Asset-Backed Securities — Non-Agency	—	257,818,708	31,293,278	289,111,986
Inflation-Indexed Bonds	—	2,427,729	—	2,427,729
U.S. Treasury Obligations	540,266,981	329,763,590	—	870,030,571
U.S. Government & Agency Obligations	—	157,511,092	—	157,511,092
Foreign Government Obligations	—	47,398,905	—	47,398,905
Municipal Bonds	—	6,110,911	—	6,110,911
Investments measured at net asset value
Money Market Funds	—	—	—	29,215,651
Total Investments	540,266,981	2,715,339,215	53,866,606	3,338,688,453

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016

VARIABLE PORTFOLIO FUNDS

PORTFOLIO OF INVESTMENTS (continued)

Variable Portfolio — J.P. Morgan Core Bond Fund

December 31, 2016

Fair Value Measurements (continued)

See the Portfolio of Investments for all investment classifications not indicated in the table.

The Fund's assets assigned to the Level 2 input category are generally valued using the market approach, in which a security's value is determined through reference to prices and information from market transactions for similar or identical assets.

There were no transfers of financial assets between Levels 1 and 2 during the period.

The following table is a reconciliation of Level 3 assets for which significant observable and unobservable inputs were used to determine fair value:

	Corporate Bonds & Notes ($)	Residential Mortgage-Backed Securities — Non-Agency ($)	Commercial Mortgage-Backed Securities — Non-Agency ($)	Asset-Backed Securities — Non-Agency ($)	Total ($)
Balance as of December 31, 2015	3,352,646	5,717,192	8,009,458	50,772,299	67,851,595
Increase (decrease) in accrued discounts/premiums	—	(2,641)	(448,663)	24,115	(427,189)
Realized gain (loss)	147,519	8,350	7,134	62,265	225,268
Change in unrealized appreciation (depreciation)(a)	27,683	34,924	(129,642)	(367,496)	(434,531)
Sales	(3,521,213)	(1,779,149)	(2,747,027)	(31,106,009)	(39,153,398)
Purchases	4,107,993	8,698,450	5,045,000	17,960,695	35,812,138
Transfers into Level 3	—	—	1,133,886	—	1,133,886
Transfers out of Level 3	—	(2,194,800)	(2,893,772)	(6,052,591)	(11,141,163)
Balance as of December 31, 2016	4,114,628	10,482,326	7,976,374	31,293,278	53,866,606

(a) Change in unrealized appreciation (depreciation) relating to securities held at December 31, 2016 was $(441,802), which is comprised of Corporate Bonds & Notes of $27,683, Residential Mortgage-Backed Securities — Non-Agency of $34,924, Commercial Mortgage-Backed Securities — Non-Agency of $(127,524) and Asset-Backed Securities — Non-Agency of $(376,885).

The Fund's assets assigned to the Level 3 category are valued utilizing the valuation technique deemed the most appropriate in the circumstances. Certain corporate, residential, commercial and asset backed securities classified as Level 3 securities are valued using the market approach and utilize single market quotations from broker dealers which may have included, but not limited to, the distressed nature of the security and observable transactions for similar assets in the market. Significant increases (decreases) to any of these inputs would result in a significantly lower (higher) fair value measurement.

Financial assets were transferred from Level 3 to Level 2 as observable market inputs were utilized and management's determination that there was sufficient, reliable and observable market data to value these assets as of period end.

Financial Assets were transferred from Level 2 to Level 3 due to utilizing a single market quotation from a broker dealer. As a result, Management concluded that the market input(s) were generally unobservable.

Transfers into and/or out of Level 3 are determined based on the fair value at the beginning of the period for security positions held throughout the period.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016

VARIABLE PORTFOLIO FUNDS

PORTFOLIO OF INVESTMENTS

Variable Portfolio — Jennison Mid Cap Growth Fund

December 31, 2016

(Percentages represent value of investments compared to net assets)

Common Stocks 96.6%

Issuer	Shares	Value ($)
CONSUMER DISCRETIONARY 20.0%
Auto Components 1.1%
Delphi Automotive PLC	70,722	4,763,127
Hotels, Restaurants & Leisure 5.1%
Aramark	138,135	4,934,182
Hilton Grand Vacations, Inc.(a)	10	265
Hilton Worldwide Holdings, Inc.	104,287	5,804,633
Marriott International, Inc., Class A	25,590	2,115,781
Norwegian Cruise Line Holdings Ltd.(a)	123,283	5,243,226
Park Hotels & Resorts, Inc.(a)	62,573	1,870,915
Vail Resorts, Inc.	8,996	1,451,145
Total		21,420,147
Media 1.3%
AMC Networks, Inc., Class A(a)	78,600	4,113,924
Cinemark Holdings, Inc.	40,693	1,560,984
Total		5,674,908
Multiline Retail 3.7%
Dollar General Corp.	59,090	4,376,796
Dollar Tree, Inc.(a)	148,155	11,434,603
Total		15,811,399
Specialty Retail 8.1%
AutoZone, Inc.(a)	6,964	5,500,098
Burlington Stores, Inc.(a)	68,663	5,819,189
O'Reilly Automotive, Inc.(a)	14,601	4,065,064
Ross Stores, Inc.	94,742	6,215,075
Signet Jewelers Ltd.	57,572	5,426,737
Ulta Salon Cosmetics & Fragrance, Inc.(a)	27,984	7,134,241
Total		34,160,404
Textiles, Apparel & Luxury Goods 0.7%
Kate Spade & Co.(a)	137,953	2,575,583
Under Armour, Inc., Class A(a)	17,070	495,883
Total		3,071,466
Total Consumer Discretionary		84,901,451
CONSUMER STAPLES 6.3%
Food & Staples Retailing 1.1%
Sprouts Farmers Market, Inc.(a)	247,723	4,686,919
Food Products 3.8%
Hain Celestial Group, Inc. (The)(a)	178,021	6,948,160
JM Smucker Co. (The)	23,415	2,998,525
Common Stocks (continued)

Issuer	Shares	Value ($)
Mead Johnson Nutrition Co.	56,990	4,032,612
TreeHouse Foods, Inc.(a)	29,665	2,141,516
Total		16,120,813
Household Products 1.4%
Church & Dwight Co., Inc.	101,818	4,499,338
Clorox Co. (The)	11,204	1,344,704
Total		5,844,042
Total Consumer Staples		26,651,774
ENERGY 2.3%
Oil, Gas & Consumable Fuels 2.3%
Concho Resources, Inc.(a)	14,691	1,948,027
Noble Energy, Inc.	121,954	4,641,569
Targa Resources Corp.	53,176	2,981,578
Total		9,571,174
Total Energy		9,571,174
FINANCIALS 9.5%
Banks 1.5%
First Republic Bank	67,141	6,186,372
Capital Markets 3.9%
Affiliated Managers Group, Inc.(a)	47,726	6,934,588
Intercontinental Exchange, Inc.	73,132	4,126,107
MarketAxess Holdings, Inc.	2,683	394,186
TD Ameritrade Holding Corp.	120,061	5,234,660
Total		16,689,541
Consumer Finance 1.8%
SLM Corp.(a)	705,019	7,769,309
Mortgage Real Estate Investment Trusts (REITs) 2.3%
MFA Financial, Inc.	462,680	3,530,249
Starwood Property Trust, Inc.	289,698	6,358,871
Total		9,889,120
Total Financials		40,534,342
HEALTH CARE 13.0%
Biotechnology 1.5%
Alexion Pharmaceuticals, Inc.(a)	17,543	2,146,386
BioMarin Pharmaceutical, Inc.(a)	52,192	4,323,585
Total		6,469,971
Health Care Equipment & Supplies 4.4%
Align Technology, Inc.(a)	34,802	3,345,516

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016

VARIABLE PORTFOLIO FUNDS

PORTFOLIO OF INVESTMENTS (continued)

Variable Portfolio — Jennison Mid Cap Growth Fund

December 31, 2016

Common Stocks (continued)

Issuer	Shares	Value ($)
Cooper Companies, Inc. (The)	21,842	3,820,821
CR Bard, Inc.	10,329	2,320,513
DexCom, Inc.(a)	53,117	3,171,085
Edwards Lifesciences Corp.(a)	38,635	3,620,100
West Pharmaceutical Services, Inc.	25,893	2,196,503
Total		18,474,538
Health Care Providers & Services 4.7%
Centene Corp.(a)	115,184	6,509,048
Henry Schein, Inc.(a)	27,973	4,243,784
Laboratory Corp. of America Holdings(a)	47,690	6,122,442
Universal Health Services, Inc., Class B	27,181	2,891,515
Total		19,766,789
Life Sciences Tools & Services 1.1%
Quintiles IMS Holdings, Inc.(a)	61,703	4,692,513
Pharmaceuticals 1.3%
Zoetis, Inc.	104,366	5,586,712
Total Health Care		54,990,523
INDUSTRIALS 13.0%
Airlines 1.1%
Spirit Airlines, Inc.(a)	82,425	4,769,111
Building Products 0.9%
Allegion PLC	59,009	3,776,576
Commercial Services & Supplies 2.3%
Copart, Inc.(a)	100,735	5,581,726
Stericycle, Inc.(a)	56,822	4,377,567
Total		9,959,293
Construction & Engineering 1.2%
Quanta Services, Inc.(a)	146,179	5,094,338
Electrical Equipment 1.7%
AMETEK, Inc.	150,363	7,307,642
Industrial Conglomerates 3.0%
Carlisle Companies, Inc.	33,801	3,727,912
Roper Technologies, Inc.	49,439	9,051,292
Total		12,779,204
Professional Services 1.6%
IHS Markit Ltd.(a)	188,087	6,660,161
Road & Rail 0.9%
JB Hunt Transport Services, Inc.	39,090	3,794,466

Common Stocks (continued)

Issuer	Shares	Value ($)
Trading Companies & Distributors 0.3%
Fastenal Co.	26,999	1,268,413
Total Industrials		55,409,204
INFORMATION TECHNOLOGY 21.0%
Communications Equipment 1.3%
Palo Alto Networks, Inc.(a)	44,481	5,562,349
Electronic Equipment, Instruments & Components 2.8%
Amphenol Corp., Class A	113,857	7,651,190
CDW Corp.	57,142	2,976,527
IPG Photonics Corp.(a)	13,001	1,283,329
Total		11,911,046
IT Services 5.4%
Fidelity National Information Services, Inc.	49,810	3,767,628
FleetCor Technologies, Inc.(a)	33,301	4,712,757
Global Payments, Inc.	67,926	4,714,744
Vantiv, Inc., Class A(a)	161,855	9,649,795
Total		22,844,924
Semiconductors & Semiconductor Equipment 3.8%
Analog Devices, Inc.	118,687	8,619,050
NXP Semiconductors NV(a)	75,781	7,427,296
Total		16,046,346
Software 7.7%
Check Point Software Technologies Ltd.(a)	55,027	4,647,580
Electronic Arts, Inc.(a)	87,427	6,885,751
Intuit, Inc.	29,567	3,388,674
Red Hat, Inc.(a)	116,315	8,107,156
ServiceNow, Inc.(a)	69,769	5,186,627
Splunk, Inc.(a)	91,293	4,669,637
Total		32,885,425
Total Information Technology		89,250,090
MATERIALS 4.2%
Chemicals 2.7%
Axalta Coating Systems Ltd.(a)	146,090	3,973,648
FMC Corp.	90,748	5,132,707
WR Grace & Co.	36,036	2,437,475
Total		11,543,830
Construction Materials 0.6%
Vulcan Materials Co.	20,848	2,609,127

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016

VARIABLE PORTFOLIO FUNDS

PORTFOLIO OF INVESTMENTS (continued)

Variable Portfolio — Jennison Mid Cap Growth Fund

December 31, 2016

Common Stocks (continued)

Issuer	Shares	Value ($)
Containers & Packaging 0.9%
Sealed Air Corp.	77,380	3,508,409
Total Materials		17,661,366
REAL ESTATE 4.1%
Equity Real Estate Investment Trusts (REITs) 2.4%
Crown Castle International Corp.	54,185	4,701,633
Equinix, Inc.	15,786	5,642,074
Total		10,343,707
Real Estate Management & Development 1.7%
CBRE Group, Inc., Class A(a)	223,763	7,046,297
Total Real Estate		17,390,004
TELECOMMUNICATION SERVICES 2.7%
Diversified Telecommunication Services 2.7%
SBA Communications Corp., Class A(a)	110,067	11,365,519
Total Telecommunication Services		11,365,519

Common Stocks (continued)

Issuer	Shares	Value ($)
UTILITIES 0.5%
Independent Power and Renewable Electricity Producers 0.5%
Atlantica Yield PLC	118,818	2,299,128
Total Utilities		2,299,128
Total Common Stocks (Cost: $378,862,411)		410,024,575

Money Market Funds 3.6%

	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.594%(b)(c)	15,402,040	15,402,040
Total Money Market Funds (Cost: $15,402,055)		15,402,040
Total Investments (Cost: $394,264,466)		425,426,615
Other Assets & Liabilities, Net		(725,009)
Net Assets		424,701,606

Notes to Portfolio of Investments

(a)  Non-income producing investment.

(b)  The rate shown is the seven-day current annualized yield at December 31, 2016.

(c)  As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company's outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended December 31, 2016 are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds From Sales ($)	Realized Gain (Loss) ($)	Ending Cost ($)	Dividends — Affiliated Issuers ($)	Value ($)
Columbia Short-Term Cash Fund	9,349,790	177,573,103	(171,521,572)	734	15,402,055	62,257	15,402,040

Fair Value Measurements

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset's or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>  Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>  Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016

VARIABLE PORTFOLIO FUNDS

PORTFOLIO OF INVESTMENTS (continued)

Variable Portfolio — Jennison Mid Cap Growth Fund

December 31, 2016

Fair Value Measurements (continued)

>  Level 3 — Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Certain investments that have been measured at fair value using the net asset value (NAV) per share (or its equivalent) are not categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to reconcile the fair value hierarchy to the amounts presented in the Portfolio of Investments. The Columbia Short-Term Cash Fund seeks to provide shareholders with maximum current income consistent with liquidity and stability of principal. Columbia Short-Term Cash Fund prices its shares with a floating NAV and no longer seeks to maintain a stable NAV.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund's Board of Trustees (the Board), the Investment Manager's Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager's organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016

VARIABLE PORTFOLIO FUNDS

PORTFOLIO OF INVESTMENTS (continued)

Variable Portfolio — Jennison Mid Cap Growth Fund

December 31, 2016

Fair Value Measurements (continued)

The following table is a summary of the inputs used to value the Fund's investments at December 31, 2016:

	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Investments
Common Stocks
Consumer Discretionary	84,901,451	—	—	84,901,451
Consumer Staples	26,651,774	—	—	26,651,774
Energy	9,571,174	—	—	9,571,174
Financials	40,534,342	—	—	40,534,342
Health Care	54,990,523	—	—	54,990,523
Industrials	55,409,204	—	—	55,409,204
Information Technology	89,250,090	—	—	89,250,090
Materials	17,661,366	—	—	17,661,366
Real Estate	17,390,004	—	—	17,390,004
Telecommunication Services	11,365,519	—	—	11,365,519
Utilities	2,299,128	—	—	2,299,128
Total Common Stocks	410,024,575	—	—	410,024,575
Investments measured at net asset value
Money Market Funds	—	—	—	15,402,040
Total Investments	410,024,575	—	—	425,426,615

See the Portfolio of Investments for all investment classifications not indicated in the table.

There were no transfers of financial assets between levels during the period.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016

VARIABLE PORTFOLIO FUNDS

PORTFOLIO OF INVESTMENTS

Variable Portfolio — MFS® Value Fund

December 31, 2016

(Percentages represent value of investments compared to net assets)

Common Stocks 98.4%

Issuer	Shares	Value ($)
CONSUMER DISCRETIONARY 6.8%
Auto Components 0.9%
Delphi Automotive PLC	258,562	17,414,151
Automobiles 0.5%
Harley-Davidson, Inc.	174,054	10,154,311
Household Durables 0.2%
Newell Brands, Inc.	73,494	3,281,507
Media 4.2%
Comcast Corp., Class A	371,929	25,681,697
Interpublic Group of Companies, Inc. (The)	334,262	7,825,073
Omnicom Group, Inc.	345,468	29,402,782
Time Warner, Inc.	184,620	17,821,369
Walt Disney Co. (The)	46,320	4,827,470
Total		85,558,391
Multiline Retail 0.5%
Target Corp.	138,905	10,033,108
Specialty Retail 0.2%
Advance Auto Parts, Inc.	29,253	4,947,267
Textiles, Apparel & Luxury Goods 0.3%
Hanesbrands, Inc.	324,886	7,007,791
Total Consumer Discretionary		138,396,526
CONSUMER STAPLES 12.3%
Beverages 1.4%
Diageo PLC	757,495	19,656,882
PepsiCo, Inc.	91,272	9,549,789
Total		29,206,671
Food & Staples Retailing 1.7%
CVS Health Corp.	430,219	33,948,581
Food Products 4.5%
Archer-Daniels-Midland Co.	364,563	16,642,301
Danone SA	130,454	8,266,812
General Mills, Inc.	319,155	19,714,204
JM Smucker Co. (The)	82,139	10,518,720
Mead Johnson Nutrition Co.	71,680	5,072,077
Nestlé SA, Registered Shares	441,730	31,688,478
Total		91,902,592
Household Products 0.4%
Procter & Gamble Co. (The)	93,412	7,854,081

Common Stocks (continued)

Issuer	Shares	Value ($)
Personal Products 0.4%
Coty, Inc. Class A	464,895	8,512,228
Tobacco 3.9%
Altria Group, Inc.	189,341	12,803,238
Philip Morris International, Inc.	716,667	65,567,864
Total		78,371,102
Total Consumer Staples		249,795,255
ENERGY 5.2%
Energy Equipment & Services 1.2%
Schlumberger Ltd.	295,745	24,827,793
Oil, Gas & Consumable Fuels 4.0%
Chevron Corp.	170,341	20,049,136
EOG Resources, Inc.	206,294	20,856,323
Exxon Mobil Corp.	247,667	22,354,423
Occidental Petroleum Corp.	243,321	17,331,755
Total		80,591,637
Total Energy		105,419,430
FINANCIALS 30.1%
Banks 13.7%
Citigroup, Inc.	615,905	36,603,234
JPMorgan Chase & Co.	1,131,160	97,607,796
PNC Financial Services Group, Inc. (The)	222,388	26,010,501
U.S. Bancorp	926,313	47,584,699
Wells Fargo & Co.	1,283,226	70,718,585
Total		278,524,815
Capital Markets 7.7%
Bank of New York Mellon Corp. (The)	482,475	22,859,666
BlackRock, Inc.	50,101	19,065,435
Franklin Resources, Inc.	265,516	10,509,123
Goldman Sachs Group, Inc. (The)	206,098	49,350,166
Moody's Corp.	123,734	11,664,404
Nasdaq, Inc.	317,934	21,339,730
S&P Global, Inc.	35,612	3,829,714
State Street Corp.	208,351	16,193,040
Total		154,811,278
Consumer Finance 0.9%
American Express Co.	252,450	18,701,496

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016

VARIABLE PORTFOLIO FUNDS

PORTFOLIO OF INVESTMENTS (continued)

Variable Portfolio — MFS® Value Fund

December 31, 2016

Common Stocks (continued)

Issuer	Shares	Value ($)
Insurance 7.8%
Aon PLC	272,104	30,347,759
Chubb Ltd.	291,230	38,477,308
MetLife, Inc.	569,311	30,680,170
Prudential Financial, Inc.	173,807	18,086,356
Travelers Companies, Inc. (The)	336,575	41,203,511
Total		158,795,104
Total Financials		610,832,693
HEALTH CARE 15.1%
Health Care Equipment & Supplies 5.1%
Abbott Laboratories	550,131	21,130,532
Danaher Corp.	274,135	21,338,668
Medtronic PLC	628,473	44,766,132
St. Jude Medical, Inc.	190,906	15,308,752
Total		102,544,084
Health Care Providers & Services 1.7%
CIGNA Corp.	74,814	9,979,439
Express Scripts Holding Co.(a)	163,443	11,243,244
McKesson Corp.	94,736	13,305,671
Total		34,528,354
Life Sciences Tools & Services 1.1%
Thermo Fisher Scientific, Inc.	155,457	21,934,983
Pharmaceuticals 7.2%
Johnson & Johnson	588,591	67,811,569
Merck & Co., Inc.	482,859	28,425,909
Novartis AG, Registered Shares	62,471	4,545,911
Pfizer, Inc.	1,282,560	41,657,549
Roche Holding AG, Genusschein Shares	17,919	4,093,057
Total		146,533,995
Total Health Care		305,541,416
INDUSTRIALS 15.1%
Aerospace & Defense 3.1%
Lockheed Martin Corp.	95,323	23,825,031
Northrop Grumman Corp.	78,818	18,331,490
United Technologies Corp.	190,304	20,861,125
Total		63,017,646
Air Freight & Logistics 1.5%
United Parcel Service, Inc., Class B	266,692	30,573,571

Common Stocks (continued)

Issuer	Shares	Value ($)
Building Products 1.8%
Johnson Controls International PLC	894,733	36,854,052
Electrical Equipment 0.9%
Eaton Corp. PLC	259,484	17,408,782
Industrial Conglomerates 3.8%
3M Co.	228,345	40,775,567
Honeywell International, Inc.	317,648	36,799,521
Total		77,575,088
Machinery 2.3%
Illinois Tool Works, Inc.	149,594	18,319,281
Ingersoll-Rand PLC	144,020	10,807,261
Pentair PLC	142,924	8,013,749
Stanley Black & Decker, Inc.	87,911	10,082,512
Total		47,222,803
Professional Services 0.4%
Equifax, Inc.	61,580	7,280,603
Road & Rail 1.3%
Canadian National Railway Co.	159,517	10,751,446
Union Pacific Corp.	146,361	15,174,708
Total		25,926,154
Total Industrials		305,858,699
INFORMATION TECHNOLOGY 7.4%
IT Services 5.2%
Accenture PLC, Class A	447,051	52,363,084
Amdocs Ltd.	84,798	4,939,483
Cognizant Technology Solutions Corp., Class A(a)	133,548	7,482,694
Fidelity National Information Services, Inc.	237,548	17,968,131
Fiserv, Inc.(a)	85,427	9,079,182
International Business Machines Corp.	86,259	14,318,131
Total		106,150,705
Semiconductors & Semiconductor Equipment 1.6%
Texas Instruments, Inc.	427,966	31,228,679
Software 0.6%
Oracle Corp.	315,613	12,135,320
Total Information Technology		149,514,704

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016

VARIABLE PORTFOLIO FUNDS

PORTFOLIO OF INVESTMENTS (continued)

Variable Portfolio — MFS® Value Fund

December 31, 2016

Common Stocks (continued)

Issuer	Shares	Value ($)
MATERIALS 3.9%
Chemicals 3.5%
EI du Pont de Nemours & Co.	205,861	15,110,197
Monsanto Co.	73,178	7,699,057
PPG Industries, Inc.	381,689	36,168,850
Sherwin-Williams Co. (The)	42,467	11,412,582
Total		70,390,686
Containers & Packaging 0.4%
Crown Holdings, Inc.(a)	179,177	9,419,335
Total Materials		79,810,021
TELECOMMUNICATION SERVICES 1.4%
Diversified Telecommunication Services 1.4%
Verizon Communications, Inc.	530,680	28,327,698
Total Telecommunication Services		28,327,698

Common Stocks (continued)

Issuer	Shares	Value ($)
UTILITIES 1.1%
Electric Utilities 1.1%
Duke Energy Corp.	216,164	16,778,649
Xcel Energy, Inc.	149,547	6,086,563
Total		22,865,212
Total Utilities		22,865,212
Total Common Stocks (Cost: $1,495,027,913)		1,996,361,654

Money Market Funds 1.6%

	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.594%(b)(c)	32,188,757	32,188,757
Total Money Market Funds (Cost: $32,188,842)		32,188,757
Total Investments (Cost: $1,527,216,755)		2,028,550,411
Other Assets & Liabilities, Net		666,756
Net Assets		2,029,217,167

Notes to Portfolio of Investments

(a)  Non-income producing investment.

(b)  The rate shown is the seven-day current annualized yield at December 31, 2016.

(c)  As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company's outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended December 31, 2016 are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds From Sales ($)	Realized Gain (Loss) ($)	Ending Cost ($)	Dividends — Affiliated Issuers ($)	Value ($)
Columbia Short-Term Cash Fund	11,301,363	361,595,094	(340,707,867)	252	32,188,842	94,193	32,188,757

Fair Value Measurements

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset's or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>  Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016

VARIABLE PORTFOLIO FUNDS

PORTFOLIO OF INVESTMENTS (continued)

Variable Portfolio — MFS® Value Fund

December 31, 2016

Fair Value Measurements (continued)

>  Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>  Level 3 — Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Foreign equity securities actively traded in markets where there is a significant delay in the local close relative to the New York Stock Exchange (NYSE) are classified as Level 2. The values of these securities may include an adjustment to reflect the impact of significant market movements following the close of local trading, as described in Note 2 to the financial statements — Security Valuation.

Certain investments that have been measured at fair value using the net asset value (NAV) per share (or its equivalent) are not categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to reconcile the fair value hierarchy to the amounts presented in the Portfolio of Investments. The Columbia Short-Term Cash Fund seeks to provide shareholders with maximum current income consistent with liquidity and stability of principal. Columbia Short-Term Cash Fund prices its shares with a floating NAV and no longer seeks to maintain a stable NAV.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund's Board of Trustees (the Board), the Investment Manager's Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager's organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016

VARIABLE PORTFOLIO FUNDS

PORTFOLIO OF INVESTMENTS (continued)

Variable Portfolio — MFS® Value Fund

December 31, 2016

Fair Value Measurements (continued)

The following table is a summary of the inputs used to value the Fund's investments at December 31, 2016:

	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Investments
Common Stocks
Consumer Discretionary	138,396,526	—	—	138,396,526
Consumer Staples	190,183,083	59,612,172	—	249,795,255
Energy	105,419,430	—	—	105,419,430
Financials	610,832,693	—	—	610,832,693
Health Care	296,902,448	8,638,968	—	305,541,416
Industrials	305,858,699	—	—	305,858,699
Information Technology	149,514,704	—	—	149,514,704
Materials	79,810,021	—	—	79,810,021
Telecommunication Services	28,327,698	—	—	28,327,698
Utilities	22,865,212	—	—	22,865,212
Total Common Stocks	1,928,110,514	68,251,140	—	1,996,361,654
Investments measured at net asset value
Money Market Funds	—	—	—	32,188,757
Total Investments	1,928,110,514	68,251,140	—	2,028,550,411

See the Portfolio of Investments for all investment classifications not indicated in the table.

The Fund's assets assigned to the Level 2 input category are generally valued using the market approach, in which a security's value is determined through reference to prices and information from market transactions for similar or identical assets. These assets include certain foreign securities for which a third party statistical pricing service may be employed for purposes of fair market valuation. The model utilized by such third party statistical pricing service takes into account a security's correlation to available market data including, but not limited to, intraday index, ADR, and exchange-traded fund movements.

There were no transfers of financial assets between levels during the period.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016

VARIABLE PORTFOLIO FUNDS

PORTFOLIO OF INVESTMENTS

Variable Portfolio — Morgan Stanley Advantage Fund

December 31, 2016

(Percentages represent value of investments compared to net assets)

Common Stocks 97.0%

Issuer	Shares	Value ($)
CONSUMER DISCRETIONARY 35.6%
Automobiles 1.5%
Harley-Davidson, Inc.	280,731	16,377,847
Hotels, Restaurants & Leisure 8.0%
Chipotle Mexican Grill, Inc.(a)	25,913	9,777,493
Dunkin' Brands Group, Inc.	494,455	25,929,220
Marriott International, Inc., Class A	402,718	33,296,724
Starbucks Corp.	300,084	16,660,664
Total		85,664,101
Internet & Direct Marketing Retail 11.5%
Amazon.com, Inc.(a)	129,935	97,434,359
Priceline Group, Inc. (The)(a)	17,285	25,340,847
Total		122,775,206
Media 1.1%
Walt Disney Co. (The)	114,125	11,894,107
Multiline Retail 2.2%
Dollar Tree, Inc.(a)	298,771	23,059,146
Specialty Retail 5.7%
Home Depot, Inc. (The)	129,743	17,395,942
Tiffany & Co.	215,100	16,655,193
TJX Companies, Inc. (The)	363,534	27,312,309
Total		61,363,444
Textiles, Apparel & Luxury Goods 5.6%
Christian Dior SE	150,482	31,562,184
Michael Kors Holdings Ltd.(a)	438,529	18,847,976
Under Armour, Inc., Class A(a)	332,614	9,662,437
Total		60,072,597
Total Consumer Discretionary		381,206,448
ENERGY 1.1%
Oil, Gas & Consumable Fuels 1.1%
Phillips 66	134,991	11,664,572
Total Energy		11,664,572
FINANCIALS 11.7%
Capital Markets 6.8%
MSCI, Inc.	338,386	26,658,049
S&P Global, Inc.	423,848	45,580,614
Total		72,238,663

Common Stocks (continued)

Issuer	Shares	Value ($)
Diversified Financial Services 4.9%
Berkshire Hathaway, Inc., Class B(a)	323,313	52,693,553
Total Financials		124,932,216
HEALTH CARE 4.2%
Health Care Equipment & Supplies 1.5%
Danaher Corp.	211,075	16,430,078
Pharmaceuticals 2.7%
Zoetis, Inc.	539,670	28,888,535
Total Health Care		45,318,613
INDUSTRIALS 13.3%
Aerospace & Defense 7.4%
TransDigm Group, Inc.	105,576	26,284,201
United Technologies Corp.	480,964	52,723,274
Total		79,007,475
Machinery 1.0%
Fortive Corp.	213,811	11,466,684
Professional Services 4.9%
IHS Markit Ltd.(a)	737,614	26,118,911
Verisk Analytics, Inc.(a)	321,875	26,126,594
Total		52,245,505
Total Industrials		142,719,664
INFORMATION TECHNOLOGY 28.1%
Internet Software & Services 17.3%
Alphabet, Inc., Class C(a)	92,000	71,007,440
Facebook, Inc., Class A(a)	782,415	90,016,846
Twitter, Inc.(a)	1,450,909	23,649,816
Total		184,674,102
IT Services 7.6%
MasterCard, Inc., Class A	492,304	50,830,388
Visa, Inc., Class A	396,363	30,924,241
Total		81,754,629
Software 3.2%
Salesforce.com, Inc.(a)	492,182	33,694,780
Total Information Technology		300,123,511
MATERIALS 3.0%
Chemicals 1.6%
Sherwin-Williams Co. (The)	64,679	17,381,834

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016

VARIABLE PORTFOLIO FUNDS

PORTFOLIO OF INVESTMENTS (continued)

Variable Portfolio — Morgan Stanley Advantage Fund

December 31, 2016

Common Stocks (continued)

Issuer	Shares	Value ($)
Construction Materials 1.4%
Martin Marietta Materials, Inc.	66,790	14,795,989
Total Materials		32,177,823
Total Common Stocks (Cost: $974,449,233)		1,038,142,847

Money Market Funds 3.0%

	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.594%(b)(c)	32,408,120	32,408,120
Total Money Market Funds (Cost: $32,408,720)		32,408,120
Total Investments (Cost: $1,006,857,953)		1,070,550,967
Other Assets & Liabilities, Net		(4,331)
Net Assets		1,070,546,636

Notes to Portfolio of Investments

(a)  Non-income producing investment.

(b)  The rate shown is the seven-day current annualized yield at December 31, 2016.

(c)  As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company's outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended December 31, 2016 are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds From Sales ($)	Realized Gain (Loss) ($)	Ending Cost ($)	Dividends — Affiliated Issuers ($)	Value ($)
Columbia Short-Term Cash Fund	28,151,787	450,575,680	(446,320,223)	1,476	32,408,720	90,772	32,408,120

Fair Value Measurements

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset's or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>  Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>  Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>  Level 3 — Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Foreign equity securities actively traded in markets where there is a significant delay in the local close relative to the New York Stock Exchange (NYSE) are classified as Level 2. The values of these securities may include an adjustment to reflect the impact of significant market movements following the close of local trading, as described in Note 2 to the financial statements — Security Valuation.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016

VARIABLE PORTFOLIO FUNDS

PORTFOLIO OF INVESTMENTS (continued)

Variable Portfolio — Morgan Stanley Advantage Fund

December 31, 2016

Fair Value Measurements (continued)

Certain investments that have been measured at fair value using the net asset value (NAV) per share (or its equivalent) are not categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to reconcile the fair value hierarchy to the amounts presented in the Portfolio of Investments. The Columbia Short-Term Cash Fund seeks to provide shareholders with maximum current income consistent with liquidity and stability of principal. Columbia Short-Term Cash Fund prices its shares with a floating NAV and no longer seeks to maintain a stable NAV.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund's Board of Trustees (the Board), the Investment Manager's Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager's organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The following table is a summary of the inputs used to value the Fund's investments at December 31, 2016:

	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Investments
Common Stocks
Consumer Discretionary	349,644,264	31,562,184	—	381,206,448
Energy	11,664,572	—	—	11,664,572
Financials	124,932,216	—	—	124,932,216
Health Care	45,318,613	—	—	45,318,613
Industrials	142,719,664	—	—	142,719,664
Information Technology	300,123,511	—	—	300,123,511
Materials	32,177,823	—	—	32,177,823
Total Common Stocks	1,006,580,663	31,562,184	—	1,038,142,847
Investments measured at net asset value
Money Market Funds	—	—	—	32,408,120
Total Investments	1,006,580,663	31,562,184	—	1,070,550,967

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016

VARIABLE PORTFOLIO FUNDS

PORTFOLIO OF INVESTMENTS (continued)

Variable Portfolio — Morgan Stanley Advantage Fund

December 31, 2016

Fair Value Measurements (continued)

See the Portfolio of Investments for all investment classifications not indicated in the table.

The Fund's assets assigned to the Level 2 input category are generally valued using the market approach, in which a security's value is determined through reference to prices and information from market transactions for similar or identical assets. These assets include certain foreign securities for which a third party statistical pricing service may be employed for purposes of fair market valuation. The model utilized by such third party statistical pricing service takes into account a security's correlation to available market data including, but not limited to, intraday index, ADR, and exchange-traded fund movements.

There were no transfers of financial assets between levels during the period.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016

VARIABLE PORTFOLIO FUNDS

PORTFOLIO OF INVESTMENTS

Variable Portfolio — Nuveen Winslow Large Cap Growth Fund

December 31, 2016

(Percentages represent value of investments compared to net assets)

Common Stocks 99.8%

Issuer	Shares	Value ($)
CONSUMER DISCRETIONARY 22.2%
Hotels, Restaurants & Leisure 2.3%
Starbucks Corp.	413,740	22,970,845
Internet & Direct Marketing Retail 8.7%
Amazon.com, Inc.(a)	50,790	38,085,897
Ctrip.com International Ltd., ADR(a)	240,500	9,620,000
Expedia, Inc.	85,540	9,689,971
Netflix, Inc.(a)	81,650	10,108,270
Priceline Group, Inc. (The)(a)	11,735	17,204,214
Total		84,708,352
Media 2.8%
Charter Communications, Inc., Class A(a)	37,017	10,657,935
Comcast Corp., Class A	244,700	16,896,535
Total		27,554,470
Multiline Retail 1.5%
Dollar Tree, Inc.(a)	185,500	14,316,890
Specialty Retail 3.4%
Home Depot, Inc. (The)	153,200	20,541,056
O'Reilly Automotive, Inc.(a)	47,280	13,163,225
Total		33,704,281
Textiles, Apparel & Luxury Goods 3.5%
lululemon athletica, Inc.(a)	131,900	8,572,181
Nike, Inc., Class B	500,300	25,430,249
Total		34,002,430
Total Consumer Discretionary		217,257,268
CONSUMER STAPLES 2.6%
Beverages 1.0%
PepsiCo, Inc.	94,800	9,918,924
Food & Staples Retailing 1.6%
Costco Wholesale Corp.	97,200	15,562,692
Total Consumer Staples		25,481,616
ENERGY 2.0%
Oil, Gas & Consumable Fuels 2.0%
Diamondback Energy, Inc.(a)	92,250	9,322,785
Pioneer Natural Resources Co.	56,700	10,209,969
Total		19,532,754
Total Energy		19,532,754

Common Stocks (continued)

Issuer	Shares	Value ($)
FINANCIALS 3.2%
Banks 1.1%
JPMorgan Chase & Co.	119,300	10,294,397
Capital Markets 2.1%
Intercontinental Exchange, Inc.	207,600	11,712,792
Moody's Corp.	98,600	9,295,022
Total		21,007,814
Total Financials		31,302,211
HEALTH CARE 17.5%
Biotechnology 5.4%
Alexion Pharmaceuticals, Inc.(a)	96,400	11,794,540
Celgene Corp.(a)	245,340	28,398,105
Regeneron Pharmaceuticals, Inc.(a)	35,290	12,954,606
Total		53,147,251
Health Care Equipment & Supplies 5.0%
Boston Scientific Corp.(a)	559,300	12,097,659
Danaher Corp.	178,650	13,906,116
Edwards Lifesciences Corp.(a)	118,850	11,136,245
Intuitive Surgical, Inc.(a)	18,670	11,839,954
Total		48,979,974
Health Care Providers & Services 3.0%
UnitedHealth Group, Inc.	182,700	29,239,308
Life Sciences Tools & Services 1.1%
Thermo Fisher Scientific, Inc.	79,550	11,224,505
Pharmaceuticals 3.0%
Eli Lilly & Co.	97,150	7,145,382
Zoetis, Inc.	411,900	22,049,007
Total		29,194,389
Total Health Care		171,785,427
INDUSTRIALS 8.3%
Aerospace & Defense 3.0%
General Dynamics Corp.	68,300	11,792,678
Raytheon Co.	124,950	17,742,900
Total		29,535,578
Airlines 1.1%
Southwest Airlines Co.	220,800	11,004,672
Industrial Conglomerates 1.8%
Honeywell International, Inc.	151,900	17,597,615

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016

VARIABLE PORTFOLIO FUNDS

PORTFOLIO OF INVESTMENTS (continued)

Variable Portfolio — Nuveen Winslow Large Cap Growth Fund

December 31, 2016

Common Stocks (continued)

Issuer	Shares	Value ($)
Machinery 1.2%
Fortive Corp.	207,850	11,146,996
Road & Rail 1.2%
Union Pacific Corp.	115,250	11,949,120
Total Industrials		81,233,981
INFORMATION TECHNOLOGY 40.8%
Internet Software & Services 10.7%
Alibaba Group Holding Ltd., ADR(a)	122,100	10,721,601
Alphabet, Inc., Class A(a)	31,295	24,799,723
Alphabet, Inc., Class C(a)	34,286	26,462,620
CoStar Group, Inc.(a)	57,400	10,819,326
Facebook, Inc., Class A(a)	275,500	31,696,275
Total		104,499,545
IT Services 12.2%
Automatic Data Processing, Inc.	54,700	5,622,066
Fidelity National Information Services, Inc.	160,100	12,109,964
Fiserv, Inc.(a)	95,725	10,173,653
FleetCor Technologies, Inc.(a)	101,750	14,399,660
MasterCard, Inc., Class A	194,900	20,123,425
PayPal Holdings, Inc.(a)	459,100	18,120,677
Visa, Inc., Class A	507,450	39,591,249
Total		120,140,694
Semiconductors & Semiconductor Equipment 3.8%
Applied Materials, Inc.	251,500	8,115,905
Broadcom Ltd.	97,200	17,182,044
Micron Technology, Inc.(a)	533,800	11,700,896
Total		36,998,845
Software 10.1%
Adobe Systems, Inc.(a)	144,300	14,855,685
Intuit, Inc.	105,475	12,088,490
Microsoft Corp.	323,800	20,120,932

Common Stocks (continued)

Issuer	Shares	Value ($)
Mobileye NV(a)	247,950	9,451,854
Salesforce.com, Inc.(a)	289,660	19,830,124
ServiceNow, Inc.(a)	154,000	11,448,360
Splunk, Inc.(a)	213,550	10,923,082
Total		98,718,527
Technology Hardware, Storage & Peripherals 4.0%
Apple, Inc.	335,960	38,910,887
Total Information Technology		399,268,498
MATERIALS 2.2%
Chemicals 2.2%
Ecolab, Inc.	89,050	10,438,441
Sherwin-Williams Co. (The)	41,275	11,092,244
Total		21,530,685
Total Materials		21,530,685
REAL ESTATE 1.0%
Equity Real Estate Investment Trusts (REITs) 1.0%
American Tower Corp.	96,200	10,166,416
Total Real Estate		10,166,416
Total Common Stocks (Cost: $846,596,451)		977,558,856

Money Market Funds 0.6%

	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.594%(b)(c)	5,860,732	5,860,732
Total Money Market Funds (Cost: $5,860,732)		5,860,732
Total Investments (Cost: $852,457,183)		983,419,588
Other Assets & Liabilities, Net		(3,448,925)
Net Assets		979,970,663

Notes to Portfolio of Investments

(a)  Non-income producing investment.

(b)  The rate shown is the seven-day current annualized yield at December 31, 2016.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016

VARIABLE PORTFOLIO FUNDS

PORTFOLIO OF INVESTMENTS (continued)

Variable Portfolio — Nuveen Winslow Large Cap Growth Fund

December 31, 2016

Notes to Portfolio of Investments (continued)

(c)  As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company's outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended December 31, 2016 are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds From Sales ($)	Realized Gain (Loss) ($)	Ending Cost ($)	Dividends — Affiliated Issuers ($)	Value ($)
Columbia Short-Term Cash Fund	16,947,288	320,822,915	(331,909,379)	(92)	5,860,732	32,745	5,680,732

Abbreviation Legend

ADR  American Depositary Receipt

Fair Value Measurements

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset's or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>  Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>  Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>  Level 3 — Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Certain investments that have been measured at fair value using the net asset value (NAV) per share (or its equivalent) are not categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to reconcile the fair value hierarchy to the amounts presented in the Portfolio of Investments. The Columbia Short-Term Cash Fund seeks to provide shareholders with maximum current income consistent with liquidity and stability of principal. Columbia Short-Term Cash Fund prices its shares with a floating NAV and no longer seeks to maintain a stable NAV.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund's Board of Trustees (the Board), the Investment Manager's Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager's organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016

VARIABLE PORTFOLIO FUNDS

PORTFOLIO OF INVESTMENTS (continued)

Variable Portfolio — Nuveen Winslow Large Cap Growth Fund

December 31, 2016

Fair Value Measurements (continued)

valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The following table is a summary of the inputs used to value the Fund's investments at December 31, 2016:

	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Investments
Common Stocks
Consumer Discretionary	217,257,268	—	—	217,257,268
Consumer Staples	25,481,616	—	—	25,481,616
Energy	19,532,754	—	—	19,532,754
Financials	31,302,211	—	—	31,302,211
Health Care	171,785,427	—	—	171,785,427
Industrials	81,233,981	—	—	81,233,981
Information Technology	399,268,498	—	—	399,268,498
Materials	21,530,685	—	—	21,530,685
Real Estate	10,166,416	—	—	10,166,416
Total Common Stocks	977,558,856	—	—	977,558,856
Investments measured at net asset value
Money Market Funds	—	—	—	5,860,732
Total Investments	977,558,856	—	—	983,419,588

See the Portfolio of Investments for all investment classifications not indicated in the table.

There were no transfers of financial assets between levels during the period.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016

VARIABLE PORTFOLIO FUNDS

PORTFOLIO OF INVESTMENTS

Variable Portfolio — Oppenheimer International Growth Fund

December 31, 2016

(Percentages represent value of investments compared to net assets)

Common Stocks 98.3%

Issuer	Shares	Value ($)
AUSTRALIA 4.5%
CSL Ltd.	348,456	25,200,277
James Hardie Industries PLC	1,851,627	29,228,748
Leighton Holdings Ltd.	650,887	16,377,056
Sonic Healthcare Ltd.	1,051,700	16,185,650
Telstra Corp., Ltd.	4,386,598	16,119,347
Total		103,111,078
BELGIUM 0.7%
Anheuser-Busch InBev SA/NV	159,756	16,909,214
CANADA 6.3%
Alimentation Couche-Tard, Inc., Class B	512,021	23,216,652
CCL Industries, Inc.	139,590	27,426,241
Dollarama, Inc.	622,367	45,602,700
Hudson's Bay Co.	1,524,978	14,981,164
Saputo, Inc.	917,903	32,480,223
Total		143,706,980
DENMARK 4.7%
Coloplast A/S, Class B	353,610	23,847,709
Novo Nordisk A/S, Class B	544,469	19,635,576
Novozymes A/S, Class B	548,678	18,917,252
Pandora A/S	226,175	29,590,895
William Demant Holding A/S(a)	910,277	15,827,542
Total		107,818,974
FINLAND 0.9%
Nokia OYJ	4,511,702	21,789,536
FRANCE 15.5%
Airbus Group SE	451,020	29,834,320
Danone SA	234,650	14,869,666
Dassault Systemes	315,571	24,046,941
Edenred	1,125,990	22,324,633
Essilor International SA	182,067	20,573,939
Hermes International	60,870	24,989,184
Iliad SA	103,300	19,861,140
Legrand SA	367,690	20,881,295
LVMH Moet Hennessy Louis Vuitton SE	131,620	25,132,942
Pernod Ricard SA	138,390	14,997,374
Schneider Electric SE	312,218	21,727,475
SEB SA	240,201	32,554,139

Common Stocks (continued)

Issuer	Shares	Value ($)
Technicolor SA	3,463,280	18,738,503
Technip SA	362,841	25,899,672
Valeo SA	693,050	39,840,145
Total		356,271,368
GERMANY 8.7%
Bayerische Motoren Werke AG	171,144	15,939,677
Brenntag AG	529,635	29,357,070
Continental AG	180,971	34,865,292
Infineon Technologies AG	2,841,274	49,146,889
ProSiebenSat.1 Media AG	536,883	20,665,692
SAP SE	388,979	33,648,651
United Internet AG	378,074	14,753,386
Total		198,376,657
INDIA 2.0%
Hero Honda Motors Ltd.	727,371	32,563,817
ICICI Bank Ltd., ADR	1,635,190	12,247,573
Total		44,811,390
JAPAN 6.2%
Hoya Corp.	502,500	21,069,535
Keyence Corp.	45,660	31,242,836
Koito Manufacturing Co., Ltd.	201,000	10,614,807
Kubota Corp.	443,500	6,320,238
Nidec Corp.	388,300	33,429,010
Nippon Telegraph & Telephone Corp.	950,200	39,998,822
Total		142,675,248
LUXEMBOURG 0.9%
SES SA FDR	909,650	20,036,597
MEXICO 0.4%
Grupo Televisa SAB, ADR	400,673	8,370,059
NETHERLANDS 5.9%
Aalberts Industries NV	844,213	27,388,537
ASML Holding NV	224,567	25,211,052
Boskalis Westminster	442,487	15,366,218
Gemalto NV	315,380	18,232,610
Heineken NV	358,236	26,871,952
Koninklijke Vopak NV	463,423	21,891,031
Total		134,961,400

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016

VARIABLE PORTFOLIO FUNDS

PORTFOLIO OF INVESTMENTS (continued)

Variable Portfolio — Oppenheimer International Growth Fund

December 31, 2016

Common Stocks (continued)

Issuer	Shares	Value ($)
SOUTH AFRICA 0.9%
SPAR Group Ltd. (The)	1,507,244	21,793,648
SPAIN 4.4%
Amadeus IT Group SA, Class A	647,464	29,422,654
Grifols SA	1,242,705	24,697,569
Industria de Diseno Textil SA	580,527	19,817,713
Prosegur Cia de Seguridad SA, Registered Shares	4,290,822	26,829,409
Total		100,767,345
SWEDEN 1.8%
Atlas Copco AB, Class A	939,029	28,601,908
Swedish Match AB	422,871	13,451,147
Total		42,053,055
SWITZERLAND 11.0%
ABB Ltd.	475,841	10,037,381
Aryzta AG	486,687	21,435,640
Barry Callebaut AG	18,581	22,735,860
Cie Financiere Richemont SA, Class A, Registered Shares	326,095	21,599,831
Galenica AG, Registered Shares	16,772	18,924,706
Lonza Group AG, Registered Shares	138,534	23,984,625
Roche Holding AG, Genusschein Shares	109,982	25,122,079
SGS SA, Registered Shares	7,512	15,285,146
Sika AG	4,611	22,151,637
Sonova Holding AG	153,630	18,617,246
Syngenta AG(a)	2,381	943,351
Temenos Group AG	504,657	35,137,171
UBS AG	976,744	15,299,093
Total		251,273,766
THAILAND 1.2%
CP ALL PCL, Foreign Registered Shares	15,795,000	27,528,190
UNITED KINGDOM 20.8%
Aggreko PLC	792,345	8,944,303
BT Group PLC	4,542,438	20,505,934
Bunzl PLC	1,080,399	28,048,584
Burberry Group PLC	1,234,173	22,744,479
Diageo PLC	443,717	11,514,394
Dignity PLC	476,363	14,513,193

Common Stocks (continued)

Issuer	Shares	Value ($)
Domino's Pizza Group PLC	5,100,328	22,633,784
Essentra PLC	2,185,338	12,408,053
Experian PLC	1,263,567	24,464,722
Inmarsat PLC	1,420,894	13,146,966
Intertek Group PLC	494,220	21,181,301
NEX Group PLC	2,287,838	13,096,724
Prudential PLC	1,162,375	23,198,070
Reckitt Benckiser Group PLC	286,016	24,227,835
Rolls-Royce Holdings PLC	1,958,730	16,088,028
Rolls-Royce Holdings PLC, Class C(a)(b)	90,101,580	111,041
Royal Mail PLC	3,310,832	18,820,056
Sky PLC	1,158,900	14,128,071
Spectris PLC	467,282	13,315,134
Travis Perkins PLC	1,168,099	20,881,169
Tullett Prebon PLC, Registered Shares	3,119,776	16,659,566
Unilever PLC	513,107	20,749,974
Vodafone Group PLC	10,008,761	24,630,353
Weir Group PLC (The)	410,221	9,533,214
Whitbread PLC	362,081	16,843,347
William Hill PLC	5,132,248	18,331,086
Wolseley PLC	432,408	26,396,854
Total		477,116,235
UNITED STATES 1.5%
Carnival Corp.	659,240	34,320,034
Total Common Stocks (Cost: $2,316,926,914)		2,253,690,774

Money Market Funds 1.6%

	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.594%(c)(d)	36,215,369	36,215,369
Total Money Market Funds (Cost: $36,215,380)		36,215,369
Total Investments (Cost: $2,353,142,294)		2,289,906,143
Other Assets & Liabilities, Net		2,275,871
Net Assets		2,292,182,014

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016

VARIABLE PORTFOLIO FUNDS

PORTFOLIO OF INVESTMENTS (continued)

Variable Portfolio — Oppenheimer International Growth Fund

December 31, 2016

Notes to Portfolio of Investments

(a)  Non-income producing investment.

(b)  Represents fair value as determined in good faith under procedures approved by the Board of Trustees. At December 31, 2016, the value of these securities amounted to $111,041, which represents less than 0.01% of net assets.

(c)  The rate shown is the seven-day current annualized yield at December 31, 2016.

(d)  As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company's outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended December 31, 2016 are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds From Sales ($)	Realized Gain (Loss) ($)	Ending Cost ($)	Dividends — Affiliated Issuers ($)	Value ($)
Columbia Short-Term Cash Fund	116,154,835	691,164,224	(771,104,585)	906	36,215,380	376,810	36,215,369

Abbreviation Legend

ADR  American Depositary Receipt

Fair Value Measurements

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset's or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>  Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>  Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>  Level 3 — Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Foreign equity securities actively traded in markets where there is a significant delay in the local close relative to the New York Stock Exchange (NYSE) are classified as Level 2. The values of these securities may include an adjustment to reflect the impact of significant market movements following the close of local trading, as described in Note 2 to the financial statements — Security Valuation.

Certain investments that have been measured at fair value using the net asset value (NAV) per share (or its equivalent) are not categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to reconcile the fair value hierarchy to the amounts presented in the Portfolio of Investments. The Columbia Short-Term Cash Fund seeks to provide shareholders with maximum current income consistent with liquidity and stability of principal. Columbia Short-Term Cash Fund prices its shares with a floating NAV and no longer seeks to maintain a stable NAV.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016

VARIABLE PORTFOLIO FUNDS

PORTFOLIO OF INVESTMENTS (continued)

Variable Portfolio — Oppenheimer International Growth Fund

December 31, 2016

Fair Value Measurements (continued)

used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund's Board of Trustees (the Board), the Investment Manager's Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager's organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The following table is a summary of the inputs used to value the Fund's investments at December 31, 2016:

	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Investments
Common Stocks
Australia	—	103,111,078	—	103,111,078
Belgium	—	16,909,214	—	16,909,214
Canada	143,706,980	—	—	143,706,980
Denmark	—	107,818,974	—	107,818,974
Finland	—	21,789,536	—	21,789,536
France	—	356,271,368	—	356,271,368
Germany	—	198,376,657	—	198,376,657
India	12,247,573	32,563,817	—	44,811,390
Japan	—	142,675,248	—	142,675,248
Luxembourg	—	20,036,597	—	20,036,597
Mexico	8,370,059	—	—	8,370,059
Netherlands	—	134,961,400	—	134,961,400
South Africa	—	21,793,648	—	21,793,648
Spain	—	100,767,345	—	100,767,345
Sweden	—	42,053,055	—	42,053,055
Switzerland	—	251,273,766	—	251,273,766

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016

VARIABLE PORTFOLIO FUNDS

PORTFOLIO OF INVESTMENTS (continued)

Variable Portfolio — Oppenheimer International Growth Fund

December 31, 2016

Fair Value Measurements (continued)

	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Thailand	—	27,528,190	—	27,528,190
United Kingdom	—	477,005,194	111,041	477,116,235
United States	34,320,034	—	—	34,320,034
Total Common Stocks	198,644,646	2,054,935,087	111,041	2,253,690,774
Investments measured at net asset value
Money Market Funds	—	—	—	36,215,369
Total Investments	198,644,646	2,054,935,087	111,041	2,289,906,143

See the Portfolio of Investments for all investment classifications not indicated in the table.

The Fund's assets assigned to the Level 2 input category are generally valued using the market approach, in which a security's value is determined through reference to prices and information from market transactions for similar or identical assets. These assets include certain foreign securities for which a third party statistical pricing service may be employed for purposes of fair market valuation. The model utilized by such third party statistical pricing service takes into account a security's correlation to available market data including, but not limited to, intraday index, ADR, and exchange-traded fund movements.

There were no transfers of financial assets between levels during the period.

The Fund does not hold any significant investments (greater than one percent of net assets) categorized as Level 3.

The Fund's assets assigned to the Level 3 category are valued utilizing the valuation technique deemed the most appropriate in the circumstances. Certain common stocks are valued using the income approach and utilize future cash flow estimates from the underlying assets. Significant increases (decreases) to this input would result in a significantly lower (higher) fair value measurement.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016

VARIABLE PORTFOLIO FUNDS

PORTFOLIO OF INVESTMENTS

Variable Portfolio — Partners Small Cap Growth Fund

December 31, 2016

(Percentages represent value of investments compared to net assets)

Common Stocks 97.6%

Issuer	Shares	Value ($)
CONSUMER DISCRETIONARY 17.3%
Auto Components 0.5%
Cooper-Standard Holding, Inc.(a)	11,240	1,161,991
Drew Industries, Inc.	16,180	1,743,395
Total		2,905,386
Diversified Consumer Services 2.0%
Grand Canyon Education, Inc.(a)	53,570	3,131,167
Service Corp. International	327,428	9,298,955
Total		12,430,122
Hotels, Restaurants & Leisure 3.3%
Buffalo Wild Wings, Inc.(a)	17,565	2,712,036
Chuy's Holdings, Inc.(a)	78,653	2,552,290
ClubCorp Holdings, Inc.	198,303	2,845,648
Habit Restaurants, Inc. (The), Class A(a)	130,370	2,248,883
Planet Fitness, Inc., Class A	94,930	1,908,093
Texas Roadhouse, Inc.	66,088	3,188,085
Vail Resorts, Inc.	17,317	2,793,405
Wingstop, Inc.	75,660	2,238,779
Total		20,487,219
Household Durables 1.9%
Tempur Sealy International, Inc.(a)	164,450	11,228,646
Universal Electronics, Inc.(a)	10,100	651,955
Total		11,880,601
Internet & Direct Marketing Retail 1.0%
Duluth Holdings, Inc., Class B(a)	106,264	2,699,106
Nutrisystem, Inc.	92,779	3,214,792
Total		5,913,898
Leisure Products 2.4%
MCBC Holdings, Inc.	74,704	1,089,184
Nautilus, Inc.(a)	259,383	4,798,586
Sturm Ruger & Co., Inc.	61,717	3,252,486
Vista Outdoor, Inc.(a)	162,206	5,985,401
Total		15,125,657
Media 0.6%
IMAX Corp.(a)	108,750	3,414,750
Multiline Retail 0.3%
Ollie's Bargain Outlet Holdings, Inc.(a)	68,240	1,941,428
Specialty Retail 4.1%
Cabela's, Inc.(a)	48,650	2,848,458

Common Stocks (continued)

Issuer	Shares	Value ($)
Camping World Holdings, Inc., Class A	26,180	853,206
Express, Inc.(a)	228,634	2,460,102
Five Below, Inc.(a)	113,664	4,542,013
Lithia Motors, Inc., Class A	33,570	3,250,583
Penske Automotive Group, Inc.	188,300	9,761,472
Sportsman's Warehouse Holdings, Inc.(a)	164,738	1,546,890
Total		25,262,724
Textiles, Apparel & Luxury Goods 1.2%
Deckers Outdoor Corp.(a)	82,410	4,564,690
G-III Apparel Group Ltd.(a)	89,802	2,654,547
Total		7,219,237
Total Consumer Discretionary		106,581,022
CONSUMER STAPLES 3.5%
Food & Staples Retailing 1.6%
Casey's General Stores, Inc.	22,816	2,712,366
PriceSmart, Inc.	89,061	7,436,594
Total		10,148,960
Food Products 0.7%
AdvancePierre Foods Holdings, Inc.	3,571	106,344
Amplify Snack Brands, Inc.(a)	126,739	1,116,570
B&G Foods, Inc.	65,852	2,884,318
Total		4,107,232
Household Products 1.2%
Energizer Holdings, Inc.	167,260	7,461,469
Total Consumer Staples		21,717,661
ENERGY 3.7%
Energy Equipment & Services 1.4%
Dril-Quip, Inc.(a)	56,000	3,362,800
Superior Energy Services, Inc.	312,360	5,272,637
Total		8,635,437
Oil, Gas & Consumable Fuels 2.3%
Extraction Oil & Gas, Inc.(a)	17,315	346,993
Matador Resources Co.(a)	48,644	1,253,069
PDC Energy, Inc.(a)	37,110	2,693,444
RSP Permian, Inc.(a)	153,075	6,830,207
World Fuel Services Corp.	64,184	2,946,687
Total		14,070,400
Total Energy		22,705,837
The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016

VARIABLE PORTFOLIO FUNDS

PORTFOLIO OF INVESTMENTS (continued)

Variable Portfolio — Partners Small Cap Growth Fund

December 31, 2016

Common Stocks (continued)

Issuer	Shares	Value ($)
FINANCIALS 6.4%
Banks 0.5%
Enterprise Financial Services Corp.	66,935	2,878,205
Capital Markets 3.2%
Eaton Vance Corp.	181,125	7,585,515
Evercore Partners, Inc., Class A	52,484	3,605,651
Financial Engines, Inc.	77,120	2,834,160
MarketAxess Holdings, Inc.	40,211	5,907,800
Total		19,933,126
Insurance 2.0%
Kinsale Capital Group, Inc.	40,903	1,391,111
MBIA, Inc.(a)	428,889	4,589,112
White Mountains Insurance Group Ltd.	7,934	6,633,221
Total		12,613,444
Thrifts & Mortgage Finance 0.7%
LendingTree, Inc.(a)	40,867	4,141,870
Total Financials		39,566,645
HEALTH CARE 16.0%
Biotechnology 3.1%
Alder Biopharmaceuticals, Inc.(a)	43,700	908,960
Bellicum Pharmaceuticals, Inc.(a)	148,336	2,020,336
Coherus Biosciences, Inc.(a)	68,491	1,928,022
Halozyme Therapeutics, Inc.(a)	231,409	2,286,321
Ligand Pharmaceuticals, Inc.(a)	50,960	5,178,046
Radius Health, Inc.(a)	28,740	1,092,982
Repligen Corp.(a)	86,640	2,670,245
Spark Therapeutics, Inc.(a)	27,830	1,388,717
Ultragenyx Pharmaceutical, Inc.(a)	22,924	1,611,786
Total		19,085,415
Health Care Equipment & Supplies 7.2%
ABIOMED, Inc.(a)	6,150	692,982
Cerus Corp.(a)	271,610	1,181,503
Cynosure Inc., Class A(a)	80,658	3,678,005
Entellus Medical, Inc.(a)	55,780	1,058,147
Glaukos Corp.(a)	96,853	3,322,058
ICU Medical, Inc.(a)	19,076	2,810,849
Inogen, Inc.(a)	36,970	2,483,275
Integra LifeSciences Holdings Corp.(a)	38,950	3,341,520
iRhythm Technologies, Inc.(a)	46,481	1,394,430

Common Stocks (continued)

Issuer	Shares	Value ($)
Natus Medical, Inc.(a)	123,453	4,296,164
Nevro Corp.(a)	43,796	3,182,217
NxStage Medical, Inc.(a)	170,517	4,469,251
Spectranetics Corp. (The)(a)	198,275	4,857,737
West Pharmaceutical Services, Inc.	42,800	3,630,724
Zeltiq Aesthetics, Inc.(a)	87,430	3,804,954
Total		44,203,816
Health Care Providers & Services 3.0%
Acadia Healthcare Co., Inc.(a)	97,130	3,215,003
Almost Family, Inc.(a)	69,059	3,045,502
HealthEquity, Inc.(a)	95,297	3,861,434
Healthways, Inc.(a)	107,332	2,441,803
Surgery Partners, Inc.(a)	45,350	718,798
Teladoc, Inc.(a)	57,457	948,040
Tenet Healthcare Corp.(a)	93,357	1,385,418
VCA, Inc.(a)	45,998	3,157,763
Total		18,773,761
Life Sciences Tools & Services 2.1%
Cambrex Corp.(a)	52,443	2,829,300
Charles River Laboratories International, Inc.(a)	38,616	2,942,153
ICON PLC(a)	24,930	1,874,736
INC Research Holdings, Inc. Class A(a)	69,682	3,665,273
Pacific Biosciences of California, Inc.(a)	455,803	1,732,051
Total		13,043,513
Pharmaceuticals 0.6%
Heska Corp.(a)	22,720	1,626,752
Zogenix, Inc.(a)	159,190	1,934,159
Total		3,560,911
Total Health Care		98,667,416
INDUSTRIALS 20.2%
Aerospace & Defense 3.8%
Cubic Corp.	57,876	2,775,154
Curtiss-Wright Corp.	27,645	2,719,162
HEICO Corp.	18,900	1,458,135
Mercury Systems, Inc.(a)	23,920	722,863
Orbital ATK, Inc.	144,435	12,671,283
Taser International, Inc.(a)	116,576	2,825,802
Total		23,172,399

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016

VARIABLE PORTFOLIO FUNDS

PORTFOLIO OF INVESTMENTS (continued)

Variable Portfolio — Partners Small Cap Growth Fund

December 31, 2016

Common Stocks (continued)

Issuer	Shares	Value ($)
Airlines 0.4%
Skywest, Inc.	61,670	2,247,871
Building Products 3.7%
Apogee Enterprises, Inc.	44,610	2,389,312
Armstrong World Industries, Inc.(a)	141,000	5,893,800
Quanex Building Products Corp.	169,960	3,450,188
Universal Forest Products, Inc.	33,949	3,468,909
USG Corp.(a)	270,680	7,817,238
Total		23,019,447
Commercial Services & Supplies 0.8%
Advanced Disposal Services, Inc.(a)	42,050	934,351
Deluxe Corp.	45,429	3,253,170
Multi-Color Corp.	7,968	618,317
Total		4,805,838
Construction & Engineering 1.5%
Dycom Industries, Inc.(a)	55,849	4,484,116
Granite Construction, Inc.	89,881	4,943,455
Total		9,427,571
Machinery 2.1%
John Bean Technologies Corp.	43,700	3,756,015
Milacron Holdings Corp.(a)	126,730	2,360,980
Mueller Water Products, Inc., Class A	119,940	1,596,401
Rexnord Corp.(a)	113,010	2,213,866
Woodward, Inc.	45,671	3,153,583
Total		13,080,845
Marine 0.8%
Matson, Inc.	142,725	5,051,038
Professional Services 1.9%
On Assignment, Inc.(a)	152,690	6,742,790
Wageworks, Inc.(a)	71,709	5,198,903
Total		11,941,693
Road & Rail 1.7%
Landstar System, Inc.	118,940	10,145,582
Trading Companies & Distributors 3.5%
Beacon Roofing Supply, Inc.(a)	59,890	2,759,132
BMC Stock Holdings, Inc.(a)	77,310	1,507,545
GATX Corp.	163,610	10,075,104
Kaman Corp.	150,110	7,344,882
Total		21,686,663
Total Industrials		124,578,947

Common Stocks (continued)

Issuer	Shares	Value ($)
INFORMATION TECHNOLOGY 20.6%
Communications Equipment 0.1%
Quantenna Communications, Inc.(a)	44,202	801,382
Electronic Equipment, Instruments & Components 0.6%
Belden, Inc.	38,464	2,875,953
Littelfuse, Inc.	4,640	704,213
Total		3,580,166
Internet Software & Services 5.3%
2U, Inc.(a)	62,830	1,894,325
Coupa Software, Inc.(a)	29,235	731,167
Envestnet, Inc.(a)	124,033	4,372,163
Five9, Inc.(a)	316,876	4,496,470
LogMeIn, Inc.	69,812	6,740,349
Q2 Holdings, Inc.(a)	196,308	5,663,486
SPS Commerce, Inc.(a)	82,424	5,760,613
Talend SA ADR(a)	61,298	1,360,816
Twilio, Inc., Class A(a)	23,920	690,092
Xactly Corp.(a)	101,553	1,117,083
Total		32,826,564
IT Services 3.9%
Blackhawk Network Holdings, Inc.(a)	99,883	3,763,092
DST Systems, Inc.	63,970	6,854,385
Euronet Worldwide, Inc.(a)	45,230	3,276,009
InterXion Holding NV(a)	116,150	4,073,381
Square, Inc., Class A(a)	206,068	2,808,707
WNS Holdings Ltd., ADR(a)	116,044	3,197,012
Total		23,972,586
Semiconductors & Semiconductor Equipment 3.5%
Cavium, Inc.(a)	44,240	2,762,346
Cypress Semiconductor Corp.	274,793	3,143,632
Exar Corp.(a)	352,177	3,796,468
MaxLinear, Inc., Class A(a)	74,935	1,633,583
Microsemi Corp.(a)	121,049	6,533,014
Monolithic Power Systems, Inc.	44,470	3,643,427
Total		21,512,470
Software 7.2%
Blackline, Inc.(a)	8,519	235,380
Callidus Software, Inc.(a)	269,006	4,519,301
CommVault Systems, Inc.(a)	91,380	4,696,932
CyberArk Software Ltd.(a)	68,660	3,124,030

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016

VARIABLE PORTFOLIO FUNDS

PORTFOLIO OF INVESTMENTS (continued)

Variable Portfolio — Partners Small Cap Growth Fund

December 31, 2016

Common Stocks (continued)

Issuer	Shares	Value ($)
Gigamon, Inc.(a)	61,381	2,795,905
Guidewire Software, Inc.(a)	18,430	909,152
HubSpot, Inc.(a)	63,841	3,000,527
Paycom Software, Inc.(a)	67,810	3,084,677
Paylocity Holding Corp.(a)	37,370	1,121,474
Pegasystems, Inc.	92,790	3,340,440
Proofpoint, Inc.(a)	79,600	5,623,740
PROS Holdings, Inc.(a)	155,166	3,339,172
RingCentral, Inc., Class A(a)	102,130	2,103,878
Synchronoss Technologies, Inc.(a)	65,710	2,516,693
Tyler Technologies, Inc.(a)	6,202	885,459
Ultimate Software Group, Inc. (The)(a)	15,536	2,832,990
Total		44,129,750
Total Information Technology		126,822,918
MATERIALS 5.5%
Chemicals 5.0%
Ferro Corp.(a)	213,446	3,058,681
NewMarket Corp.	30,315	12,848,710
Olin Corp.	323,240	8,278,176
Stepan Co.	45,401	3,699,273
Tredegar Corp.	127,339	3,056,136
Total		30,940,976
Construction Materials 0.5%
Eagle Materials, Inc.	33,858	3,336,029
Total Materials		34,277,005

Common Stocks (continued)

Issuer	Shares	Value ($)
REAL ESTATE 4.4%
Equity Real Estate Investment Trusts (REITs) 2.3%
Education Realty Trust, Inc.	69,924	2,957,785
First Industrial Realty Trust, Inc.	289,386	8,117,278
Retail Opportunity Investments Corp.	142,392	3,008,743
Total		14,083,806
Real Estate Management & Development 2.1%
Alexander & Baldwin, Inc.	235,665	10,574,288
Tejon Ranch Co.(a)	98,295	2,499,642
Total		13,073,930
Total Real Estate		27,157,736
Total Common Stocks (Cost: $527,488,856)		602,075,187

Money Market Funds 2.6%

	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.594%(b)(c)	15,800,110	15,800,110
Total Money Market Funds (Cost: $15,800,175)		15,800,110
Total Investments (Cost: $543,289,031)		617,875,297
Other Assets & Liabilities, Net		(1,505,691)
Net Assets		616,369,606

Notes to Portfolio of Investments

(a)  Non-income producing investment.

(b)  The rate shown is the seven-day current annualized yield at December 31, 2016.

(c)  As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company's outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended December 31, 2016 are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds From Sales ($)	Realized Gain (Loss) ($)	Ending Cost ($)	Dividends — Affiliated Issuers ($)	Value ($)
Columbia Short-Term Cash Fund	21,708,616	263,489,626	(269,398,444)	377	15,800,175	93,540	15,800,110

Abbreviation Legend

ADR  American Depositary Receipt

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016

VARIABLE PORTFOLIO FUNDS

PORTFOLIO OF INVESTMENTS (continued)

Variable Portfolio — Partners Small Cap Growth Fund

December 31, 2016

Fair Value Measurements

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset's or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>  Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>  Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>  Level 3 — Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Certain investments that have been measured at fair value using the net asset value (NAV) per share (or its equivalent) are not categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to reconcile the fair value hierarchy to the amounts presented in the Portfolio of Investments. The Columbia Short-Term Cash Fund seeks to provide shareholders with maximum current income consistent with liquidity and stability of principal. Columbia Short-Term Cash Fund prices its shares with a floating NAV and no longer seeks to maintain a stable NAV.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund's Board of Trustees (the Board), the Investment Manager's Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager's organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016

VARIABLE PORTFOLIO FUNDS

PORTFOLIO OF INVESTMENTS (continued)

Variable Portfolio — Partners Small Cap Growth Fund

December 31, 2016

Fair Value Measurements (continued)

The following table is a summary of the inputs used to value the Fund's investments at December 31, 2016:

	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Investments
Common Stocks
Consumer Discretionary	106,581,022	—	—	106,581,022
Consumer Staples	21,717,661	—	—	21,717,661
Energy	22,705,837	—	—	22,705,837
Financials	39,566,645	—	—	39,566,645
Health Care	98,667,416	—	—	98,667,416
Industrials	124,578,947	—	—	124,578,947
Information Technology	126,822,918	—	—	126,822,918
Materials	34,277,005	—	—	34,277,005
Real Estate	27,157,736	—	—	27,157,736
Total Common Stocks	602,075,187	—	—	602,075,187
Investments measured at net asset value
Money Market Funds	—	—	—	15,800,110
Total Investments	602,075,187	—	—	617,875,297

See the Portfolio of Investments for all investment classifications not indicated in the table.

There were no transfers of financial assets between levels during the period.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016

VARIABLE PORTFOLIO FUNDS

PORTFOLIO OF INVESTMENTS

Variable Portfolio — Pyramis® International Equity Fund

December 31, 2016

(Percentages represent value of investments compared to net assets)

Common Stocks 95.4%

Issuer	Shares	Value ($)
AUSTRALIA 7.2%
Australia and New Zealand Banking Group Ltd.	1,309,450	28,665,398
BHP Billiton Ltd.	400,769	7,179,708
Challenger Ltd.	1,276,753	10,316,051
CSL Ltd.	147,789	10,688,075
Incitec Pivot Ltd.	2,910,871	7,532,132
Insurance Australia Group Ltd.	2,571,227	11,087,978
James Hardie Industries PLC	596,546	9,416,741
Macquarie Group Ltd.	182,591	11,437,877
Magellan Financial Group Ltd.	301,774	5,158,002
Mirvac Group	5,752,090	8,833,445
Oil Search Ltd.	1,268,029	6,526,249
QBE Insurance Group Ltd.	586,474	5,240,000
Rio Tinto Ltd.	382,553	16,388,995
Seek Ltd.	483,164	5,174,759
Westfield Corp.	1,259,826	8,518,233
Woodside Petroleum Ltd.	701,629	15,715,286
Total		167,878,929
AUSTRIA 0.2%
Andritz AG	83,712	4,202,858
BELGIUM 1.9%
Anheuser-Busch InBev SA/NV	252,197	26,693,539
KBC Group NV	270,412	16,745,919
Total		43,439,458
DENMARK 1.8%
AP Moller - Maersk A/S, Class B	2,200	3,510,655
Danske Bank A/S	430,333	13,051,657
Nets A/S(a)	157,757	2,760,887
Novo Nordisk A/S, Class B	355,057	12,804,675
Pandora A/S	67,947	8,889,632
Total		41,017,506
FINLAND 0.4%
Sampo OYJ, Class A	186,882	8,378,365
FRANCE 9.2%
Accor SA	204,531	7,628,066
Alstom SA(a)	262,515	7,233,109
AXA SA	692,483	17,483,686

Common Stocks (continued)

Issuer	Shares	Value ($)
BNP Paribas SA	228,964	14,593,704
Bouygues SA	226,679	8,123,605
Capgemini SA	91,256	7,699,262
Cie de Saint-Gobain	275,107	12,815,872
Danone SA	136,376	8,642,086
L'Oreal SA	46,859	8,553,154
Legrand SA	156,885	8,909,576
LVMH Moet Hennessy Louis Vuitton SE	51,319	9,799,403
Sanofi	399,229	32,317,115
Societe Generale SA	393,960	19,385,252
Total SA	414,216	21,243,121
Valeo SA	130,400	7,496,075
VINCI SA	168,124	11,450,334
Vivendi SA	582,092	11,063,010
Total		214,436,430
GERMANY 8.7%
Adidas AG	117,131	18,473,687
Axel Springer SE	130,335	6,319,792
BASF SE	271,205	25,134,317
Bayer AG, Registered Shares	187,577	19,542,426
Deutsche Post AG	533,752	17,504,419
Deutsche Telekom AG, Registered Shares	1,171,384	20,097,683
Deutsche Wohnen AG	247,535	7,764,308
Dialog Semiconductor PLC(a)	143,085	6,011,705
Fresenius Medical Care AG & Co. KGaA	95,453	8,067,776
Fresenius SE & Co. KGaA	137,740	10,745,214
Innogy SE(a)(b)	153,689	5,340,384
K+S AG	269,790	6,426,683
ProSiebenSat.1 Media AG	182,470	7,023,632
SAP SE	338,911	29,317,515
Symrise AG	140,804	8,554,932
Telefonica Deutschland Holding AG	1,572,960	6,723,470
Total		203,047,943
HONG KONG 3.0%
AIA Group Ltd.	1,475,600	8,266,077
ASM Pacific Technology Ltd.	109,200	1,154,834
BOC Hong Kong Holdings Ltd.	3,523,500	12,549,148
Cheung Kong Property Holding Ltd.	719,816	4,395,912

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016

VARIABLE PORTFOLIO FUNDS

PORTFOLIO OF INVESTMENTS (continued)

Variable Portfolio — Pyramis® International Equity Fund

December 31, 2016

Common Stocks (continued)

Issuer	Shares	Value ($)
CK Hutchison Holdings Ltd.	1,359,316	15,344,583
Hongkong Electric Holdings Ltd.	1,036,000	9,113,769
Hysan Development Co., Ltd.	195,000	804,189
Melco Crown Entertainment Ltd., ADR	322,400	5,126,160
Sino Land Co., Ltd.	1,206,000	1,798,204
Techtronic Industries Co., Ltd.	3,132,500	11,209,581
Total		69,762,457
IRELAND 1.4%
CRH PLC	319,517	11,020,961
Shire PLC	385,317	22,001,305
Total		33,022,266
ISRAEL 0.7%
Teva Pharmaceutical Industries Ltd.	68,100	2,452,092
Teva Pharmaceutical Industries Ltd., ADR	383,628	13,906,515
Total		16,358,607
ITALY 1.3%
Intesa Sanpaolo SpA	5,134,608	13,112,402
Leonardo-Finmeccanica SpA(a)	933,806	13,112,837
Telecom Italia SpA(a)	4,049,725	3,568,085
Total		29,793,324
JAPAN 23.1%
Alps Electric Co., Ltd.	167,100	4,015,073
Astellas Pharma, Inc.	789,700	10,955,787
Bridgestone Corp.	152,700	5,494,266
Daikin Industries Ltd.	61,400	5,624,786
Daito Trust Construction Co., Ltd.	50,000	7,516,891
Dentsu, Inc.	177,900	8,365,452
East Japan Railway Co.	54,500	4,698,920
FANUC Corp.	28,800	4,818,081
Fuji Heavy Industries Ltd.	262,000	10,675,035
Hitachi Metals Ltd.	466,300	6,277,992
Honda Motor Co., Ltd.	1,103,200	32,208,271
Hoya Corp.	213,700	8,960,318
Inpex Corp.	800,300	7,999,647
Japan Tobacco, Inc.	335,800	11,022,178
Kamigumi Co., Ltd.	604,000	5,752,698
Kao Corp.	195,600	9,258,704
Kawasaki Heavy Industries Ltd.	1,076,000	3,368,059

Common Stocks (continued)

Issuer	Shares	Value ($)
KDDI Corp.	559,600	14,131,567
Keyence Corp.	17,400	11,905,943
Komatsu Ltd.	609,900	13,814,328
Kose Corp.	40,800	3,382,654
Kubota Corp.	378,600	5,395,360
Kyushu Railway Co.(a)	228,600	5,985,164
Leopalace21 Corp.	1,141,700	6,306,102
Makita Corp.	58,400	3,902,224
Minebea Co., Ltd.	281,500	2,626,738
Mitsubishi Corp.	407,000	8,644,133
Mitsubishi UFJ Financial Group, Inc.	5,147,000	31,743,219
Mitsui Chemicals, Inc.	1,315,000	5,891,911
Mitsui Fudosan Co., Ltd.	434,000	10,047,322
NGK Insulators Ltd.	376,600	7,289,795
Nidec Corp.	98,200	8,454,104
Nintendo Co., Ltd.	32,700	6,797,526
Nippon Telegraph & Telephone Corp.	392,400	16,518,141
Nitori Co., Ltd.	61,900	7,057,527
Nitto Denko Corp.	115,400	8,835,154
Nomura Holdings, Inc.	495,900	2,931,842
Obic Co., Ltd.	67,900	2,961,523
Olympus Corp.	379,700	13,082,472
ORIX Corp.	1,398,800	21,771,280
Otsuka Corp.	100,000	4,664,426
Panasonic Corp.	954,400	9,679,676
Rakuten, Inc.	521,700	5,111,537
Recruit Holdings Co., Ltd.	233,700	9,365,852
Seven & I Holdings Co., Ltd.	192,900	7,335,827
Shimizu Corp.	424,000	3,870,259
Shinsei Bank Ltd.	3,639,000	6,089,294
Shionogi & Co., Ltd.	284,700	13,606,654
SoftBank Group Corp.	198,500	13,135,550
Sony Corp.	605,200	16,910,459
Sony Financial Holdings, Inc.	296,700	4,625,088
Square Enix Holdings Co., Ltd.	198,900	5,099,611
Sumitomo Chemical Co., Ltd.	1,302,000	6,171,906
Sumitomo Heavy Industries Ltd.	1,081,000	6,941,273
Suruga Bank Ltd.	205,700	4,592,767
Suzuki Motor Corp.	323,800	11,368,255
Sysmex Corp.	108,100	6,245,961

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016

VARIABLE PORTFOLIO FUNDS

PORTFOLIO OF INVESTMENTS (continued)

Variable Portfolio — Pyramis® International Equity Fund

December 31, 2016

Common Stocks (continued)

Issuer	Shares	Value ($)
Taisei Corp.	489,000	3,414,672
Tokio Marine Holdings, Inc.	248,900	10,190,734
Tokyo Electron Ltd.	73,900	6,950,252
Trend Micro, Inc.	224,400	7,964,796
USS Co., Ltd.	278,100	4,417,835
Yahoo! Japan Corp.	495,300	1,896,980
Total		536,137,851
NETHERLANDS 3.7%
Altice NV, Class A(a)	416,524	8,256,092
Altice NV, Class B(a)	211,861	4,221,685
ASML Holding NV	53,625	6,020,220
Koninklijke Ahold Delhaize NV	360,682	7,604,831
Koninklijke KPN NV	2,571,355	7,616,760
Koninklijke Philips NV	521,662	15,924,704
Mobileye NV(a)	171,400	6,533,768
Unilever NV-CVA	565,576	23,287,264
Wolters Kluwer NV	156,927	5,685,815
Total		85,151,139
NEW ZEALAND 0.2%
Spark New Zealand Ltd.	1,578,781	3,735,743
NORWAY 0.8%
Statoil ASA	589,427	10,811,980
Yara International ASA	215,369	8,479,733
Total		19,291,713
PORTUGAL 0.3%
Galp Energia SGPS SA	533,359	7,966,842
SINGAPORE 0.9%
ComfortDelGro Corp., Ltd.	3,440,800	5,846,858
United Overseas Bank Ltd.	1,139,367	16,006,853
Total		21,853,711
SPAIN 3.8%
Amadeus IT Group SA, Class A	286,773	13,031,802
Banco Bilbao Vizcaya Argentaria SA	1,355,720	9,153,414
Bankinter SA	941,107	7,291,233
CaixaBank SA	2,159,968	7,139,390
Ferrovial SA	356,463	6,377,050
Grifols SA	312,606	6,212,744
Iberdrola SA	2,372,193	15,566,859

Common Stocks (continued)

Issuer	Shares	Value ($)
Industria de Diseno Textil SA	345,744	11,802,820
Red Electrica Corp. SA	267,432	5,046,110
Tecnicas Reunidas SA	171,979	7,053,981
Total		88,675,403
SWEDEN 3.4%
Alfa Laval AB	370,775	6,137,123
Lundin Petroleum AB(a)	719,726	15,649,652
Nordea Bank AB	2,041,175	22,695,654
Svenska Cellulosa AB, Class B	463,092	13,078,565
Swedbank AB, Class A	533,852	12,908,875
Telefonaktiebolaget LM Ericsson, Class B	670,872	3,939,548
Telia Co. AB	1,044,305	4,207,894
Total		78,617,311
SWITZERLAND 7.0%
ABB Ltd.	728,426	15,365,403
Adecco Group AG, Registered Shares	107,973	7,067,073
Credit Suisse Group AG, Registered Shares	1,258,404	18,054,878
Julius Baer Group Ltd.	65,055	2,889,559
LafargeHolcim Ltd., Registered Shares	146,125	7,698,720
Nestlé SA, Registered Shares	566,236	40,620,190
Novartis AG, Registered Shares	642,544	46,756,860
Partners Group Holding AG	17,034	7,983,381
Zurich Insurance Group AG	61,450	16,920,927
Total		163,356,991
UNITED KINGDOM 16.4%
Amec Foster Wheeler PLC	503,091	2,905,125
AstraZeneca PLC	143,523	7,837,468
Aviva PLC	1,954,469	11,642,047
BAE Systems PLC	1,583,438	11,517,211
British American Tobacco PLC	265,921	15,071,183
British Land Co. PLC (The)	703,575	5,460,097
BT Group PLC	1,879,589	8,485,031
Carphone Warehouse Group PLC	803,972	3,511,336
Croda International PLC	151,218	5,947,337
Diageo PLC	644,782	16,731,996
Direct Line Insurance Group PLC	1,184,368	5,390,237
GlaxoSmithKline PLC	1,376,410	26,438,775
Glencore PLC(a)	3,160,839	10,680,109

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016

VARIABLE PORTFOLIO FUNDS

PORTFOLIO OF INVESTMENTS (continued)

Variable Portfolio — Pyramis® International Equity Fund

December 31, 2016

Common Stocks (continued)

Issuer	Shares	Value ($)
HSBC Holdings PLC	1,496,748	12,076,682
Imperial Brands PLC	486,250	21,191,034
Lloyds Banking Group PLC	20,392,838	15,659,201
London Stock Exchange Group PLC	108,296	3,870,619
Prudential PLC	734,373	14,656,231
Randgold Resources Ltd.	115,201	8,850,595
Reckitt Benckiser Group PLC	117,231	9,930,400
Rightmove PLC	52,094	2,502,408
Rio Tinto PLC	547,513	20,902,950
Rolls-Royce Holdings PLC	1,299,843	10,676,260
Rolls-Royce Holdings PLC, Class C(a)(c)	44,147,166	54,407
Royal Dutch Shell PLC, Class A	1,944,912	53,686,446
St. James's Place PLC	476,087	5,938,604
Standard Life PLC	1,384,784	6,341,190
Taylor Wimpey PLC	5,363,954	10,116,863
Tesco PLC(a)	1,579,031	4,026,210
Unilever PLC	301,024	12,173,367
Vodafone Group PLC	7,723,570	19,006,774
Wolseley PLC	153,356	9,361,797
WPP PLC	423,883	9,432,847
Total		382,072,837
Total Common Stocks (Cost: $2,265,540,640)		2,218,197,684

Preferred Stocks 0.6%

Issuer	Shares	Value ($)
GERMANY 0.6%
Volkswagen AG	96,757	13,537,960
Total Preferred Stocks (Cost: $12,782,036)		13,537,960

Money Market Funds 3.5%

	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.594%(d)(e)	81,088,989	81,088,989
Total Money Market Funds (Cost: $81,089,378)		81,088,989
Total Investments (Cost: $2,359,412,054)		2,312,824,633
Other Assets & Liabilities, Net		11,033,002
Net Assets		2,323,857,635

At December 31, 2016, cash totaling $2,814,000 was pledged as collateral.

Investments in Derivatives

Futures Contracts Outstanding at December 31, 2016

Long Futures Contracts Outstanding

Contract Description	Number of Contracts	Trading Currency	Notional Market Value ($)	Expiration Date	Unrealized Appreciation ($)	Unrealized (Depreciation) ($)
Mini MSCI EAFE Index	670	USD	56,132,600	03/2017	—	(349,573)

Notes to Portfolio of Investments

(a)  Non-income producing investment.

(b)  Represents privately placed and other securities and instruments exempt from SEC registration (collectively, private placements), such as Section 4(a)(2) and Rule 144A eligible securities, which are often sold only to qualified institutional buyers. The Fund may invest in private placements determined to be liquid as well as those determined to be illiquid. Private placements may be determined to be liquid under guidelines established by the Fund's Board of Trustees. At December 31, 2016, the value of these securities amounted to $5,340,384 or 0.23% of net assets.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016

VARIABLE PORTFOLIO FUNDS

PORTFOLIO OF INVESTMENTS (continued)

Variable Portfolio — Pyramis® International Equity Fund

December 31, 2016

Notes to Portfolio of Investments (continued)

(c)  Represents fair value as determined in good faith under procedures approved by the Board of Trustees. At December 31, 2016, the value of these securities amounted to $54,407, which represents less than 0.01% of net assets.

(d)  The rate shown is the seven-day current annualized yield at December 31, 2016.

(e)  As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company's outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended December 31, 2016 are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds From Sales ($)	Realized Gain (Loss) ($)	Ending Cost ($)	Dividends — Affiliated Issuers ($)	Value ($)
Columbia Short-Term Cash Fund	116,483,103	332,448,104	(367,844,930)	3,101	81,089,378	488,951	81,088,989

Abbreviation Legend

ADR  American Depositary Receipt

Currency Legend

USD  US Dollar

Fair Value Measurements

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset's or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>  Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>  Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>  Level 3 — Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Foreign equity securities actively traded in markets where there is a significant delay in the local close relative to the New York Stock Exchange (NYSE) are classified as Level 2. The values of these securities may include an adjustment to reflect the impact of significant market movements following the close of local trading, as described in Note 2 to the financial statements — Security Valuation.

Certain investments that have been measured at fair value using the net asset value (NAV) per share (or its equivalent) are not categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to reconcile the fair value hierarchy to the amounts presented in the Portfolio of Investments. The Columbia Short-Term Cash Fund seeks to provide shareholders with maximum current income consistent with liquidity and stability of principal. Columbia Short-Term Cash Fund prices its shares with a floating NAV and no longer seeks to maintain a stable NAV.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016

VARIABLE PORTFOLIO FUNDS

PORTFOLIO OF INVESTMENTS (continued)

Variable Portfolio — Pyramis® International Equity Fund

December 31, 2016

Fair Value Measurements (continued)

these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund's Board of Trustees (the Board), the Investment Manager's Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager's organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The following table is a summary of the inputs used to value the Fund's investments at December 31, 2016:

	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Investments
Common Stocks
Australia	—	167,878,929	—	167,878,929
Austria	—	4,202,858	—	4,202,858
Belgium	—	43,439,458	—	43,439,458
Denmark	—	41,017,506	—	41,017,506
Finland	—	8,378,365	—	8,378,365
France	—	214,436,430	—	214,436,430
Germany	—	203,047,943	—	203,047,943
Hong Kong	5,126,160	64,636,297	—	69,762,457
Ireland	—	33,022,266	—	33,022,266
Israel	13,906,515	2,452,092	—	16,358,607
Italy	—	29,793,324	—	29,793,324
Japan	—	536,137,851	—	536,137,851
Netherlands	6,533,768	78,617,371	—	85,151,139
New Zealand	—	3,735,743	—	3,735,743
Norway	—	19,291,713	—	19,291,713
Portugal	—	7,966,842	—	7,966,842

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016

VARIABLE PORTFOLIO FUNDS

PORTFOLIO OF INVESTMENTS (continued)

Variable Portfolio — Pyramis® International Equity Fund

December 31, 2016

Fair Value Measurements (continued)

	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Singapore	—	21,853,711	—	21,853,711
Spain	—	88,675,403	—	88,675,403
Sweden	—	78,617,311	—	78,617,311
Switzerland	—	163,356,991	—	163,356,991
United Kingdom	—	382,018,430	54,407	382,072,837
Total Common Stocks	25,566,443	2,192,576,834	54,407	2,218,197,684
Preferred Stocks
Germany	—	13,537,960	—	13,537,960
Investments measured at net asset value
Money Market Funds	—	—	—	81,088,989
Total Investments	25,566,443	2,206,114,794	54,407	2,312,824,633
Derivatives
Liabilities
Futures Contracts	(349,573)	—	—	(349,573)
Total	25,216,870	2,206,114,794	54,407	2,312,475,060

See the Portfolio of Investments for all investment classifications not indicated in the table.

The Fund's assets assigned to the Level 2 input category are generally valued using the market approach, in which a security's value is determined through reference to prices and information from market transactions for similar or identical assets. These assets include certain foreign securities for which a third party statistical pricing service may be employed for purposes of fair market valuation. The model utilized by such third party statistical pricing service takes into account a security's correlation to available market data including, but not limited to, intraday index, ADR, and exchange-traded fund movements.

Derivative instruments are valued at unrealized appreciation (depreciation).

There were no transfers of financial assets between levels during the period.

The Fund does not hold any significant investments (greater than one percent of net assets) categorized as Level 3.

The Fund's assets assigned to the Level 3 category are valued utilizing the valuation technique deemed the most appropriate in the circumstances. Certain common stocks are valued using the income approach and utilize future cash flow estimates from the underlying assets. Significant increases (decreases) to this input would result in a significantly lower (higher) fair value measurement.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016

VARIABLE PORTFOLIO FUNDS

PORTFOLIO OF INVESTMENTS

Variable Portfolio — T. Rowe Price Large Cap Value Fund

December 31, 2016

(Percentages represent value of investments compared to net assets)

Common Stocks 96.8%

Issuer	Shares	Value ($)
CONSUMER DISCRETIONARY 8.8%
Auto Components 0.5%
Adient PLC(a)	185,000	10,841,000
Automobiles 0.5%
General Motors Co.	302,000	10,521,680
Hotels, Restaurants & Leisure 1.6%
Carnival Corp.	379,300	19,746,358
Las Vegas Sands Corp.	289,100	15,440,831
Total		35,187,189
Leisure Products 0.8%
Mattel, Inc.	627,800	17,295,890
Media 3.7%
21st Century Fox, Inc., Class B	1,171,500	31,923,375
Comcast Corp., Class A	538,100	37,155,805
News Corp., Class A	1,070,200	12,264,492
Total		81,343,672
Multiline Retail 0.6%
Kohl's Corp.	284,400	14,043,672
Specialty Retail 1.1%
Lowe's Companies, Inc.	331,300	23,562,056
Total Consumer Discretionary		192,795,159
CONSUMER STAPLES 7.7%
Beverages 1.5%
PepsiCo, Inc.	305,000	31,912,150
Food & Staples Retailing 0.9%
Wal-Mart Stores, Inc.	289,300	19,996,416
Food Products 2.0%
Bunge Ltd.	270,300	19,526,472
Tyson Foods, Inc., Class A	390,900	24,110,712
Total		43,637,184
Household Products 1.2%
Procter & Gamble Co. (The)	299,995	25,223,579
Personal Products 0.4%
Coty, Inc. Class A	490,000	8,971,900
Tobacco 1.7%
Philip Morris International, Inc.	416,800	38,133,032
Total Consumer Staples		167,874,261

Common Stocks (continued)

Issuer	Shares	Value ($)
ENERGY 10.5%
Oil, Gas & Consumable Fuels 10.5%
Apache Corp.	357,100	22,665,137
Canadian Natural Resources Ltd.	546,000	17,406,480
EQT Corp.	174,500	11,412,300
Exxon Mobil Corp.	515,500	46,529,030
Hess Corp.	330,700	20,599,303
Occidental Petroleum Corp.	385,900	27,487,657
Royal Dutch Shell PLC, ADR, Class A	570,600	31,029,228
Total SA, ADR	857,700	43,716,969
TransCanada Corp.	174,800	7,892,220
Total		228,738,324
Total Energy		228,738,324
FINANCIALS 24.7%
Banks 12.5%
Bank of America Corp.	1,082,200	23,916,620
Citigroup, Inc.	630,800	37,488,444
Fifth Third Bancorp	1,462,900	39,454,413
JPMorgan Chase & Co.	974,100	84,055,089
M&T Bank Corp.	71,200	11,137,816
PNC Financial Services Group, Inc. (The)	93,700	10,959,152
U.S. Bancorp	353,100	18,138,747
Wells Fargo & Co.	841,400	46,369,554
Total		271,519,835
Capital Markets 5.4%
Bank of New York Mellon Corp. (The)	916,500	43,423,770
Invesco Ltd.	501,400	15,212,476
Morgan Stanley	1,373,300	58,021,925
Total		116,658,171
Consumer Finance 1.4%
American Express Co.	424,300	31,432,144
Insurance 5.4%
Chubb Ltd.	122,200	16,145,064
Loews Corp.	544,700	25,508,301
Marsh & McLennan Companies, Inc.	425,700	28,773,063
MetLife, Inc.	872,500	47,019,025
Total		117,445,453
Total Financials		537,055,603

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016

VARIABLE PORTFOLIO FUNDS

PORTFOLIO OF INVESTMENTS (continued)

Variable Portfolio — T. Rowe Price Large Cap Value Fund

December 31, 2016

Common Stocks (continued)

Issuer	Shares	Value ($)
HEALTH CARE 12.1%
Biotechnology 0.8%
Amgen, Inc.	35,300	5,161,213
Gilead Sciences, Inc.	163,600	11,715,396
Total		16,876,609
Health Care Equipment & Supplies 2.5%
Hologic, Inc.(a)	465,200	18,663,824
Medtronic PLC	517,600	36,868,648
Total		55,532,472
Health Care Providers & Services 1.5%
Aetna, Inc.	263,900	32,726,239
Life Sciences Tools & Services 1.2%
Thermo Fisher Scientific, Inc.	185,800	26,216,380
Pharmaceuticals 6.1%
Johnson & Johnson	356,200	41,037,802
Merck & Co., Inc.	559,700	32,949,539
Pfizer, Inc.	1,801,900	58,525,712
Total		132,513,053
Total Health Care		263,864,753
INDUSTRIALS 11.3%
Aerospace & Defense 3.3%
Boeing Co. (The)	206,600	32,163,488
Raytheon Co.	100,200	14,228,400
United Technologies Corp.	236,100	25,881,282
Total		72,273,170
Airlines 1.0%
Southwest Airlines Co.	442,600	22,059,184
Building Products 1.6%
Johnson Controls International PLC	823,400	33,915,846
Commercial Services & Supplies 0.5%
Stericycle, Inc.(a)	132,800	10,230,912
Industrial Conglomerates 2.2%
General Electric Co.	1,545,200	48,828,320
Machinery 1.8%
Cummins, Inc.	116,800	15,963,056
Illinois Tool Works, Inc.	197,900	24,234,834
Total		40,197,890

Common Stocks (continued)

Issuer	Shares	Value ($)
Road & Rail 0.9%
Canadian Pacific Railway Ltd.	133,100	19,002,687
Total Industrials		246,508,009
INFORMATION TECHNOLOGY 10.0%
Communications Equipment 1.7%
Cisco Systems, Inc.	1,238,200	37,418,404
Electronic Equipment, Instruments & Components 0.9%
TE Connectivity Ltd.	277,300	19,211,344
Semiconductors & Semiconductor Equipment 3.7%
Applied Materials, Inc.	525,700	16,964,339
NXP Semiconductors NV(a)	165,300	16,201,053
QUALCOMM, Inc.	429,000	27,970,800
Texas Instruments, Inc.	251,300	18,337,361
Total		79,473,553
Software 2.6%
Microsoft Corp.	919,100	57,112,874
Technology Hardware, Storage & Peripherals 1.1%
Apple, Inc.	211,700	24,519,094
Total Information Technology		217,735,269
MATERIALS 2.8%
Chemicals 1.2%
EI du Pont de Nemours & Co.	356,700	26,181,780
Construction Materials 0.8%
Vulcan Materials Co.	141,700	17,733,755
Containers & Packaging 0.8%
International Paper Co.	309,700	16,432,682
Total Materials		60,348,217
REAL ESTATE 1.2%
Equity Real Estate Investment Trusts (REITs) 1.2%
VEREIT, Inc.	1,484,800	12,561,408
Weyerhaeuser Co.	426,900	12,845,421
Total		25,406,829
Total Real Estate		25,406,829
TELECOMMUNICATION SERVICES 1.4%
Diversified Telecommunication Services 1.0%
Verizon Communications, Inc.	401,100	21,410,718

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016

VARIABLE PORTFOLIO FUNDS

PORTFOLIO OF INVESTMENTS (continued)

Variable Portfolio — T. Rowe Price Large Cap Value Fund

December 31, 2016

Common Stocks (continued)

Issuer	Shares	Value ($)
Wireless Telecommunication Services 0.4%
T-Mobile USA, Inc.(a)	157,600	9,063,576
Total Telecommunication Services		30,474,294
UTILITIES 6.3%
Electric Utilities 5.3%
Entergy Corp.	144,000	10,579,680
Exelon Corp.	912,000	32,366,880
FirstEnergy Corp.	432,255	13,386,937
PG&E Corp.	989,100	60,107,607
Total		116,441,104
Independent Power and Renewable Electricity Producers 1.0%
AES Corp. (The)	1,824,893	21,205,257
Total Utilities		137,646,361
Total Common Stocks (Cost: $1,930,301,538)		2,108,447,079

Convertible Preferred Stocks 0.7%

Issuer	Shares	Value ($)
UTILITIES 0.7%
Electric Utilities 0.7%
NextEra Energy, Inc., 6.123%	319,200	15,634,416
Total Utilities		15,634,416
Total Convertible Preferred Stocks (Cost: $15,414,774)		15,634,416

Money Market Funds 2.3%

	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.594%(b)(c)	49,994,681	49,994,681
Total Money Market Funds (Cost: $49,994,752)		49,994,681
Total Investments (Cost: $1,995,711,064)		2,174,076,176
Other Assets & Liabilities, Net		4,767,466
Net Assets		2,178,843,642

Notes to Portfolio of Investments

(a)  Non-income producing investment.

(b)  The rate shown is the seven-day current annualized yield at December 31, 2016.

(c)  As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company's outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended December 31, 2016 are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds From Sales ($)	Realized Gain (Loss) ($)	Ending Cost ($)	Dividends — Affiliated Issuers ($)	Value ($)
Columbia Short-Term Cash Fund	118,873,688	494,064,170	(562,943,542)	436	49,994,752	296,442	49,994,681

Abbreviation Legend

ADR  American Depositary Receipt

Fair Value Measurements

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset's or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016

VARIABLE PORTFOLIO FUNDS

PORTFOLIO OF INVESTMENTS (continued)

Variable Portfolio — T. Rowe Price Large Cap Value Fund

December 31, 2016

Fair Value Measurements (continued)

Fair value inputs are summarized in the three broad levels listed below:

>  Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>  Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>  Level 3 — Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Certain investments that have been measured at fair value using the net asset value (NAV) per share (or its equivalent) are not categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to reconcile the fair value hierarchy to the amounts presented in the Portfolio of Investments. The Columbia Short-Term Cash Fund seeks to provide shareholders with maximum current income consistent with liquidity and stability of principal. Columbia Short-Term Cash Fund prices its shares with a floating NAV and no longer seeks to maintain a stable NAV.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund's Board of Trustees (the Board), the Investment Manager's Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager's organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016

VARIABLE PORTFOLIO FUNDS

PORTFOLIO OF INVESTMENTS (continued)

Variable Portfolio — T. Rowe Price Large Cap Value Fund

December 31, 2016

Fair Value Measurements (continued)

The following table is a summary of the inputs used to value the Fund's investments at December 31, 2016:

	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Investments
Common Stocks
Consumer Discretionary	192,795,159	—	—	192,795,159
Consumer Staples	167,874,261	—	—	167,874,261
Energy	228,738,324	—	—	228,738,324
Financials	537,055,603	—	—	537,055,603
Health Care	263,864,753	—	—	263,864,753
Industrials	246,508,009	—	—	246,508,009
Information Technology	217,735,269	—	—	217,735,269
Materials	60,348,217	—	—	60,348,217
Real Estate	25,406,829	—	—	25,406,829
Telecommunication Services	30,474,294	—	—	30,474,294
Utilities	137,646,361	—	—	137,646,361
Total Common Stocks	2,108,447,079	—	—	2,108,447,079
Convertible Preferred Stocks
Utilities	15,634,416	—	—	15,634,416
Investments measured at net asset value
Money Market Funds	—	—	—	49,994,681
Total Investments	2,124,081,495	—	—	2,174,076,176

See the Portfolio of Investments for all investment classifications not indicated in the table.

There were no transfers of financial assets between levels during the period.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016

VARIABLE PORTFOLIO FUNDS

PORTFOLIO OF INVESTMENTS

Variable Portfolio — TCW Core Plus Bond Fund

December 31, 2016

(Percentages represent value of investments compared to net assets)

Corporate Bonds & Notes 21.1%

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
AEROSPACE & DEFENSE —%
Embraer SA 06/15/22	5.150%	300,000	311,451
AIRLINES 0.6%
America West Airlines Pass-Through Trust 04/02/21	7.100%	2,048,572	2,207,337
American Airlines Pass-Through Trust 01/31/21	5.250%	1,892,736	2,015,764
01/15/23	4.950%	3,162,893	3,352,667
Continental Airlines Pass-Through Trust 06/15/21	6.703%	276,715	294,009
04/19/22	5.983%	9,063,194	10,014,829
Guanay Finance Ltd.(a)
12/15/20	6.000%	411,543	415,658
Total			18,300,264
APARTMENT REIT 0.1%
Post Apartment Homes LP
12/01/22	3.375%	2,315,000	2,302,087
AUTOMOTIVE 0.6%
Ford Motor Credit Co. LLC 12/06/17	1.724%	1,115,000	1,114,157
Ford Motor Credit Co. LLC(b) 01/09/18	1.812%	7,000,000	7,020,587
General Motors Financial Co., Inc. 07/10/17	2.625%	3,525,000	3,544,063
09/25/17	3.000%	4,000,000	4,037,564
07/06/21	3.200%	1,755,000	1,740,358
Nemak SAB de CV(a) 02/28/23	5.500%	1,000,000	992,500
Total			18,449,229
BANKING 5.7%
Banco de Credito del Peru(a) 09/16/20	5.375%	300,000	323,250
Bank of America Corp. 08/28/17	6.400%	4,000,000	4,122,660
09/01/17	6.000%	9,800,000	10,083,994
12/01/17	5.750%	2,000,000	2,071,698
05/01/18	5.650%	2,115,000	2,216,017
10/19/20	2.625%	2,000,000	2,001,142
01/24/22	5.700%	3,000,000	3,369,714
04/01/44	4.875%	4,075,000	4,421,664
Bank of America Corp.(b) 04/01/19	1.868%	6,000,000	6,024,294
Subordinated 12/01/26	1.581%	1,000,000	887,600

Corporate Bonds & Notes (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Bank of America NA Subordinated 06/15/17	6.100%	3,850,000	3,928,278
Bank of America NA(b) Subordinated 06/15/17	1.263%	3,150,000	3,148,280
Bear Stearns Companies LLC (The) 02/01/18	7.250%	2,500,000	2,645,595
Citigroup, Inc. 11/21/17	6.125%	8,000,000	8,308,872
05/15/18	6.125%	5,000,000	5,275,045
Citigroup, Inc.(b) 04/08/19	1.642%	8,000,000	8,009,728
Discover Bank 11/13/18	2.600%	3,295,000	3,321,891
06/04/20	3.100%	5,000,000	5,058,640
Goldman Sachs Group, Inc. (The) 01/18/18	5.950%	6,000,000	6,250,452
01/22/18	2.375%	3,789,000	3,811,526
04/01/18	6.150%	7,000,000	7,363,405
07/08/24	3.850%	1,750,000	1,781,845
Goldman Sachs Group, Inc. (The)(b) 12/15/17	1.763%	2,000,000	2,006,358
Grupo Aval Ltd.(a)
09/26/22	4.750%	300,000	295,950
HBOS PLC Subordinated(a) 05/21/18	6.750%	1,000,000	1,054,497
JPMorgan Chase & Co. 10/02/17	6.400%	5,600,000	5,801,298
01/15/18	6.000%	7,605,000	7,932,966
05/18/23	2.700%	3,260,000	3,189,548
07/15/25	3.900%	3,000,000	3,087,453
Subordinated 09/10/24	3.875%	2,500,000	2,529,593
JPMorgan Chase Bank NA Subordinated
10/01/17	6.000%	3,033,000	3,130,007
Lloyds Banking Group PLC Subordinated
11/04/24	4.500%	2,000,000	2,035,298
Morgan Stanley 01/09/17	5.450%	4,450,000	4,454,979
04/01/18	6.625%	4,831,000	5,108,918
05/13/19	7.300%	5,000,000	5,571,390
07/24/20	5.500%	4,500,000	4,928,440
Santander UK Group Holdings PLC 08/05/21	2.875%	2,823,000	2,793,531
Wells Fargo & Co. 07/22/20	2.600%	4,065,000	4,090,065
07/26/21	2.100%	3,587,000	3,490,348
04/22/26	3.000%	12,440,000	11,870,646

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016

VARIABLE PORTFOLIO FUNDS

PORTFOLIO OF INVESTMENTS (continued)

Variable Portfolio — TCW Core Plus Bond Fund

December 31, 2016

Corporate Bonds & Notes (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Wells Fargo Bank NA
12/06/19	2.150%	7,740,000	7,735,201
Total			175,532,076
CABLE AND SATELLITE 0.6%
Altice US Finance I Corp.(a) 07/15/23	5.375%	2,700,000	2,801,250
05/15/26	5.500%	300,000	306,000
CCO Holdings LLC/Capital Corp. 09/01/23	5.750%	1,468,000	1,534,060
CCO Holdings LLC/Capital Corp.(a) 05/01/23	5.125%	2,000,000	2,060,000
CSC Holdings LLC 02/15/19	8.625%	1,000,000	1,105,000
CSC Holdings LLC(a) 04/15/27	5.500%	1,396,000	1,413,450
Charter Communication Operating LLC/Capital 10/23/45	6.484%	5,380,000	6,219,705
DISH DBS Corp. 06/01/21	6.750%	1,140,000	1,236,900
07/15/22	5.875%	500,000	526,250
Virgin Media Secured Finance PLC(a) 01/15/26	5.250%	400,000	395,000
08/15/26	5.500%	1,000,000	997,500
Total			18,595,115
CONSUMER CYCLICAL SERVICES —%
IHS Markit Ltd.(a) 11/01/22	5.000%	431,000	447,163
DIVERSIFIED MANUFACTURING 0.3%
General Electric Co. 01/14/38	5.875%	517,000	650,660
General Electric Co.(b) 05/05/26	1.261%	3,000,000	2,902,551
Siemens Financieringsmaatschappij NV(a) 09/15/23	2.000%	4,765,000	4,495,968
Total			8,049,179
ELECTRIC 1.8%
AEP Transmission Co. LLC(a) 12/01/26	3.100%	3,125,000	3,077,763
AES Gener SA(a) 07/14/25	5.000%	350,000	346,846
Appalachian Power Co. 05/15/33	5.950%	3,225,000	3,731,270
Duke Energy Carolinas LLC 12/15/41	4.250%	900,000	920,693
Corporate Bonds & Notes (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Duke Energy Corp.(b) 04/03/17	1.226%	6,500,000	6,504,888
Duquesne Light Holdings, Inc.(a) 09/15/20	6.400%	5,350,000	5,969,460
Entergy Louisiana LLC 04/01/25	3.780%	5,900,000	6,073,236
FirstEnergy Transmission LLC(a) 01/15/25	4.350%	6,950,000	7,190,880
Florida Power & Light Co. 10/01/44	4.050%	2,585,000	2,648,552
Homer City Generation LP PIK 10/01/26	8.734%	1,829,600	786,728
IPALCO Enterprises, Inc. 05/01/18	5.000%	3,840,000	3,964,800
MidAmerican Energy Co. 10/15/44	4.400%	5,875,000	6,240,460
NextEra Energy Capital Holdings, Inc. 09/01/17	2.056%	2,000,000	2,008,810
Northern States Power Co. 08/15/45	4.000%	2,250,000	2,242,024
PacifiCorp 07/01/25	3.350%	2,000,000	2,029,642
Public Service Electric & Gas Co. 05/01/45	4.050%	3,005,000	3,009,009
Total			56,745,061
FINANCE COMPANIES 0.3%
AerCap Ireland Capital Ltd./Global Aviation Trust 07/01/20	4.250%	1,780,000	1,828,950
CIT Group, Inc. 08/15/17	4.250%	5,000,000	5,068,750
GE Capital International Funding Co. Unlimited Co. 11/15/35	4.418%	1,732,000	1,814,975
International Lease Finance Corp.(a) 09/01/18	7.125%	1,975,000	2,128,062
Total			10,840,737
FOOD AND BEVERAGE 0.8%
Anheuser-Busch InBev Finance, Inc. 02/01/26	3.650%	6,634,000	6,734,771
02/01/46	4.900%	5,091,000	5,502,709
Constellation Brands, Inc. 05/01/22	6.000%	1,000,000	1,127,840
Kraft Heinz Foods Co. 07/15/25	3.950%	3,060,000	3,099,887
06/01/26	3.000%	1,200,000	1,126,604
07/15/45	5.200%	6,250,000	6,542,575

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016

VARIABLE PORTFOLIO FUNDS

PORTFOLIO OF INVESTMENTS (continued)

Variable Portfolio — TCW Core Plus Bond Fund

December 31, 2016

Corporate Bonds & Notes (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Lamb Weston Holdings, Inc.(a) 11/01/24	4.625%	1,500,000	1,503,750
Total			25,638,136
GAMING —%
Churchill Downs, Inc. 12/15/21	5.375%	835,000	866,312
HEALTH CARE 0.8%
Catholic Health Initiatives 08/01/18	2.600%	1,525,000	1,539,914
11/01/22	2.950%	2,975,000	2,886,747
DaVita, Inc. 07/15/24	5.125%	1,500,000	1,496,250
05/01/25	5.000%	1,000,000	983,750
HCA, Inc. 02/15/20	6.500%	4,000,000	4,376,000
05/01/23	4.750%	1,250,000	1,279,688
Hartford HealthCare Corp. 04/01/44	5.746%	3,000,000	3,365,415
Northwell Healthcare, Inc. 11/01/43	6.150%	4,340,000	5,389,208
Tenet Healthcare Corp. 10/01/20	6.000%	500,000	523,750
Tenet Healthcare Corp.(b) 06/15/20	4.463%	2,500,000	2,518,750
Total			24,359,472
HEALTHCARE INSURANCE 0.3%
Aetna, Inc. 06/07/18	1.700%	7,800,000	7,792,769
Centene Corp. 01/15/25	4.750%	3,232,000	3,155,240
Total			10,948,009
HEALTHCARE REIT 1.7%
Alexandria Real Estate Equities, Inc. 06/15/23	3.900%	9,700,000	9,847,634
HCP, Inc. 11/15/23	4.250%	7,150,000	7,342,256
08/15/24	3.875%	2,000,000	1,999,002
Healthcare Realty Trust, Inc. 01/15/21	5.750%	4,215,000	4,632,513
Healthcare Trust of America Holdings LP 07/15/21	3.375%	8,900,000	8,963,137
Ventas Realty LP/Capital Corp. 04/01/20	2.700%	905,000	910,476
03/01/22	4.250%	978,000	1,033,921

Corporate Bonds & Notes (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Ventas Realty LP 01/15/26	4.125%	7,205,000	7,365,715
10/15/26	3.250%	4,095,000	3,885,266
Welltower, Inc. 01/15/21	4.950%	667,000	719,335
03/15/23	3.750%	780,000	795,683
06/01/25	4.000%	4,305,000	4,399,671
Total			51,894,609
INDEPENDENT ENERGY 0.2%
Devon Energy Corp. 05/15/22	3.250%	1,900,000	1,887,944
Marathon Oil Corp. 07/15/23	8.125%	2,000,000	2,332,046
Noble Energy, Inc. 11/15/24	3.900%	1,000,000	1,007,621
11/15/44	5.050%	1,700,000	1,705,012
Total			6,932,623
INTEGRATED ENERGY —%
Exxon Mobil Corp.
03/06/45	3.567%	393,000	366,125
LIFE INSURANCE 0.7%
Guardian Life Insurance Co. of America (The) Subordinated(a) 06/19/64	4.875%	1,850,000	1,817,261
MassMutual Global Funding II(a) 10/17/22	2.500%	3,370,000	3,309,232
MetLife, Inc. Junior Subordinated 12/15/36	6.400%	4,475,000	4,833,000
Pricoa Global Funding I(a) 05/16/19	2.200%	4,000,000	4,012,484
Principal Life Global Funding II(a) 04/18/26	3.000%	2,240,000	2,177,544
Prudential Insurance Co. of America (The) Subordinated(a) 07/01/25	8.300%	2,000,000	2,619,908
Teachers Insurance & Annuity Association of America Subordinated(a)(b) 09/15/54	4.375%	3,920,000	3,880,290
Total			22,649,719
METALS —%
Gerdau Holdings, Inc.(a) 01/20/20	7.000%	300,000	321,000
Vale Overseas Ltd. 09/15/20	4.625%	300,000	306,375
Total			627,375

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016

VARIABLE PORTFOLIO FUNDS

PORTFOLIO OF INVESTMENTS (continued)

Variable Portfolio — TCW Core Plus Bond Fund

December 31, 2016

Corporate Bonds & Notes (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
MIDSTREAM 1.0%
Boardwalk Pipeline Partners LP 02/01/23	3.375%	2,563,000	2,439,930
Boardwalk Pipelines LP 06/01/18	5.200%	1,000,000	1,035,347
09/15/19	5.750%	1,150,000	1,239,884
Enbridge Energy Partners LP 10/15/25	5.875%	2,500,000	2,808,210
Energy Transfer Partners LP 02/01/23	3.600%	2,510,000	2,468,603
02/01/24	4.900%	1,350,000	1,396,364
01/15/26	4.750%	1,500,000	1,550,763
02/01/42	6.500%	1,525,000	1,647,563
03/15/45	5.150%	2,000,000	1,918,160
Energy Transfer Partners LP(b) 11/01/66	3.903%	750,000	598,687
Kinder Morgan Energy Partners LP 02/01/24	4.150%	1,000,000	1,013,647
05/01/24	4.300%	2,350,000	2,404,527
Regency Energy Partners LP/Finance Corp. 11/01/23	4.500%	1,000,000	1,014,725
Rockies Express Pipeline LLC(a) 01/15/19	6.000%	1,500,000	1,575,000
Texas Eastern Transmission LP(a) 10/15/22	2.800%	1,850,000	1,800,949
Williams Partners LP/ACMP Finance Corp. 05/15/23	4.875%	2,000,000	2,037,336
03/15/24	4.875%	2,000,000	2,019,566
Williams Partners LP 04/15/40	6.300%	2,000,000	2,134,782
Total			31,104,043
OFFICE REIT 0.2%
Boston Properties LP 05/15/21	4.125%	1,351,000	1,427,392
Piedmont Operating Partnership LP 06/01/23	3.400%	4,815,000	4,550,214
Total			5,977,606
OTHER FINANCIAL INSTITUTIONS 0.1%
PT Perusahaan Gas Negara Persero Tbk(a) 05/16/24	5.125%	2,400,000	2,465,333
PACKAGING 0.2%
Ardagh Packaging Finance PLC/Holdings USA, Inc.(a)(b) 12/15/19	3.963%	900,000	913,500
05/15/21	4.156%	314,000	322,635
Reynolds Group Issuer, Inc./LLC 10/15/20	5.750%	2,000,000	2,062,500

Corporate Bonds & Notes (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Sealed Air Corp.(a) 09/15/25	5.500%	1,500,000	1,548,750
Total			4,847,385
PHARMACEUTICALS 1.7%
AbbVie, Inc. 05/14/26	3.200%	3,000,000	2,854,281
05/14/45	4.700%	2,000,000	1,962,260
Actavis Funding SCS 06/15/17	1.300%	2,000,000	1,998,916
03/15/25	3.800%	6,500,000	6,507,657
03/15/35	4.550%	2,400,000	2,375,501
Actavis Funding 03/15/45	4.750%	2,275,000	2,233,445
Amgen, Inc.(a) 06/15/48	4.563%	1,246,000	1,205,201
06/15/51	4.663%	4,000,000	3,857,012
AstraZeneca PLC 11/16/25	3.375%	1,500,000	1,489,638
Biogen, Inc. 09/15/45	5.200%	2,406,000	2,574,771
Celgene Corp. 08/15/45	5.000%	4,880,000	5,073,882
Gilead Sciences, Inc. 03/01/27	2.950%	6,330,000	6,058,184
03/01/46	4.750%	750,000	776,003
Grifols Worldwide Operations Ltd. 04/01/22	5.250%	1,000,000	1,035,000
Johnson & Johnson 12/05/43	4.500%	3,135,000	3,484,179
Shire Acquisitions Investments Ireland DAC 09/23/19	1.900%	5,000,000	4,936,610
Valeant Pharmaceuticals International, Inc.(a)
12/01/21	5.625%	800,000	620,000
05/15/23	5.875%	1,300,000	981,500
04/15/25	6.125%	2,500,000	1,878,125
Total			51,902,165
PROPERTY & CASUALTY 0.7%
Berkshire Hathaway, Inc. 03/15/26	3.125%	3,175,000	3,154,378
02/11/43	4.500%	6,302,000	6,700,986
Farmers Exchange Capital II Subordinated(a)(b) 11/01/53	6.151%	3,810,000	3,943,438
Farmers Exchange Capital Subordinated(a) 07/15/28	7.050%	3,225,000	3,726,329

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016

VARIABLE PORTFOLIO FUNDS

PORTFOLIO OF INVESTMENTS (continued)

Variable Portfolio — TCW Core Plus Bond Fund

December 31, 2016

Corporate Bonds & Notes (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Nationwide Mutual Insurance Co. Subordinated(a)(b) 12/15/24	3.253%	2,815,000	2,770,633
Total			20,295,764
RAILROADS 0.1%
Burlington Northern Santa Fe LLC 04/01/45	4.150%	2,025,000	2,053,565
RETAIL REIT 0.2%
WEA Finance LLC/Westfield UK & Europe Finance PLC(a)
09/17/19	2.700%	7,485,000	7,570,681
RETAILERS 0.5%
CVS Health Corp. 07/20/45	5.125%	6,465,000	7,204,900
Wal-Mart Stores, Inc. 10/02/43	4.750%	3,000,000	3,364,026
Walgreens Boots Alliance, Inc. 06/01/26	3.450%	1,400,000	1,374,241
11/18/44	4.800%	2,500,000	2,569,523
Total			14,512,690
TECHNOLOGY 0.8%
Apple, Inc. 05/13/45	4.375%	2,140,000	2,198,469
02/23/46	4.650%	3,970,000	4,287,001
First Data Corp.(a) 01/15/24	5.000%	3,085,000	3,101,412
MSCI, Inc.(a) 08/01/26	4.750%	755,000	751,225
Microsoft Corp. 02/12/45	3.750%	3,000,000	2,813,253
11/03/45	4.450%	2,500,000	2,663,548
NXP BV/Funding LLC(a) 06/01/21	4.125%	1,500,000	1,548,750
Oracle Corp. 09/15/23	2.400%	6,365,000	6,166,418
Total			23,530,076
WIRELESS 0.3%
SBA Communications Corp.(a)
09/01/24	4.875%	2,000,000	1,975,000
Sprint Communications, Inc.(a) 11/15/18	9.000%	3,250,000	3,575,000
T-Mobile USA, Inc. 04/28/22	6.731%	4,500,000	4,702,500
Total			10,252,500

Corporate Bonds & Notes (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
WIRELINES 0.8%
AT&T, Inc. 02/01/18	5.500%	2,000,000	2,075,498
02/17/26	4.125%	4,000,000	4,050,264
09/01/40	5.350%	500,000	513,498
06/15/45	4.350%	2,349,000	2,093,034
05/15/46	4.750%	6,355,000	6,020,848
Level 3 Financing, Inc.(a) 03/15/26	5.250%	500,000	495,000
Verizon Communications, Inc. 11/01/42	3.850%	3,000,000	2,589,258
08/21/46	4.862%	6,000,000	6,079,764
Total			23,917,164
Total Corporate Bonds & Notes (Cost: $648,859,798)			652,283,714
Residential Mortgage-Backed Securities — Agency 23.9%
Federal Home Loan Mortgage Corp. 04/01/31 - 11/01/46	3.000%	76,033,776	75,789,896
09/01/32 - 08/01/46	3.500%	180,004,259	184,869,678
07/01/35 - 06/01/41	5.000%	2,299,125	2,521,604
04/01/36 - 11/01/39	6.000%	336,305	380,898
06/01/38 - 02/01/41	5.500%	1,806,999	2,010,090
03/01/39 - 03/01/41	4.500%	10,011,860	10,796,773
08/01/44 - 03/01/46	4.000%	32,390,981	34,141,168
Federal Home Loan Mortgage Corp.(b) CMO Series 2863 Class FM 10/15/31	1.204%	3,444,980	3,471,029
Federal Home Loan Mortgage Corp.(b)(c) CMO IO Series 2980 Class SL 11/15/34	5.996%	411,806	103,271
Federal Home Loan Mortgage Corp.(c) CMO IO Series 4037 Class PI 04/15/27	3.000%	1,227,255	106,340
CMO IO Series 4090 Class EI 08/15/22	2.500%	1,549,949	78,010
CMO IO Series 4093 Class IA 03/15/42	4.000%	2,157,500	613,636
Federal Home Loan Mortgage Corp.(d) 01/01/47	3.000%	18,995,000	18,881,255

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016

VARIABLE PORTFOLIO FUNDS

PORTFOLIO OF INVESTMENTS (continued)

Variable Portfolio — TCW Core Plus Bond Fund

December 31, 2016

Residential Mortgage-Backed Securities —
Agency (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Federal National Mortgage Association 12/01/25 - 02/01/46	3.500%	18,691,664	19,282,430
09/01/26 - 12/01/31	2.500%	43,291,097	43,616,304
05/01/33 - 01/01/41	5.000%	1,322,965	1,446,339
10/01/33 - 08/01/43	3.000%	9,222,885	9,237,439
12/01/34 - 10/01/46	4.500%	32,686,615	35,178,948
11/01/38 - 11/01/40	6.000%	5,595,155	6,405,727
08/01/43 - 01/01/47	4.000%	40,726,299	43,071,125
CMO Series 2013-13 Class PH 04/25/42	2.500%	8,613,885	8,630,280
Federal National Mortgage Association(b)(c) CMO IO Series 2004-94 Class HJ 10/25/34	5.944%	245,067	23,898
CMO IO Series 2006-8 Class HL 03/25/36	5.944%	2,245,734	427,935
CMO IO Series 2013-81 Class NS 10/25/42	5.444%	934,125	138,774
Federal National Mortgage Association(c) CMO IO Series 2013-45 Class IK 02/25/43	3.000%	636,466	105,135
Federal National Mortgage Association(d) 01/23/32	2.500%	19,175,000	19,205,335
01/23/32 - 01/18/47	3.000%	47,485,000	47,710,470
01/18/47	3.500%	19,950,000	20,447,192
01/18/47	4.000%	23,265,000	24,458,695
Government National Mortgage Association
08/15/33 - 11/15/39	4.500%	361,761	395,626
04/15/35 - 06/15/41	5.000%	1,090,677	1,206,487
07/15/40 - 12/15/41	4.000%	1,713,625	1,824,063
04/20/46 - 05/20/46	3.500%	40,610,892	42,261,204
Government National Mortgage Association(b)(c) CMO IO Series 2013-124 Class SB 10/20/41	5.411%	2,796,566	297,654
Government National Mortgage Association(d) 01/24/47	3.000%	39,080,000	39,569,262
01/24/47	3.500%	36,110,000	37,536,767
Government National Mortgage Association(e) CMO PO Series 2006-26 Class PO 06/20/36	0.000%	63,103	55,456

Residential Mortgage-Backed Securities —
Agency (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
NCUA Guaranteed Notes
CMO Series 2011-R4 Class 1A(b)
03/06/20	0.912%	898,751	899,172
Total Residential Mortgage-Backed Securities — Agency (Cost: $741,943,793)			737,195,365
Residential Mortgage-Backed Securities — Non-Agency 7.0%
Asset-Backed Funding Certificates Trust(b) CMO Series 2005-HE1 Class M1 03/25/35	1.386%	9,806,746	9,609,069
CMO Series 2005-WF1 Class A2C 12/25/34	1.376%	2,518,389	2,517,574
BCAP LLC Trust (a)(b) 03/26/37	2.522%	3,340,485	3,331,322
CMO Series 2014-RR2 Class 11A1 05/26/37	0.756%	4,682,439	4,537,525
BCAP LLC Trust(b) CMO Series 2007-AA1 Class 2A1 03/25/37	0.936%	9,194,844	8,532,866
Banc of America Funding Trust Series 2006-G Class 2A1(b)
07/20/36	0.959%	2,426,638	2,372,102
Bear Stearns Asset-Backed Securities I Trust CMO Series 2005-HE12 Class M1(b) 12/25/35	1.236%	10,512,257	10,339,288
CitiMortgage Alternative Loan Trust CMO Series 2006-A5 Class 1A12 10/25/36	6.000%	3,277,537	2,883,061
Citigroup Mortgage Loan Trust, Inc.(a)(b) CMO Series 2015-6 Class 1A1 05/20/47	0.772%	7,948,547	7,798,348
CMO Series 2015-6 Class 2A1 12/25/35	0.867%	8,787,054	8,343,093
Citigroup Mortgage Loan Trust, Inc.(b) CMO Series 2006-NC1 Class A2C 08/25/36	0.896%	2,287,484	2,238,088
Countrywide Alternative Loan Trust(b) CMO Series 2005-76 Class 1A1 01/25/36	2.060%	7,328,760	6,701,856
Series 2006-HY12 Class A5 08/25/36	2.966%	11,955,671	11,308,421
Credit Suisse First Boston Mortgage Securities Corp.(b) CMO Series 2004-AR8 Class 7A1 09/25/34	3.052%	618,656	600,730
Series 2004-AR5 Class 2A1 06/25/34	3.074%	2,156,108	2,142,260

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016

VARIABLE PORTFOLIO FUNDS

PORTFOLIO OF INVESTMENTS (continued)

Variable Portfolio — TCW Core Plus Bond Fund

December 31, 2016

Residential Mortgage-Backed Securities — Non-Agency (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Credit Suisse Mortgage Capital Certificates(a) CMO Series 2015-5R Class 1A1 09/27/46	1.066%	8,026,066	7,798,848
Series 2009-14R Class 2A1 06/26/37	5.000%	1,675,806	1,709,654
Credit Suisse Mortgage Capital Certificates(a)(b) CMO Series 2009-3R Class 30A1 07/27/37	2.755%	173,317	173,093
CMO Series 2014-6R Class 5A1 07/27/36	0.654%	3,003,431	2,843,347
CMO Series 2015-5R Class 2A1 04/27/47	0.814%	7,574,686	7,271,359
Encore Credit Receivables Trust Series 2005-4 Class M1(b) 01/25/36	1.176%	5,898,270	5,881,058
First Horizon Alternative Mortgage Securities Trust CMO Series 2006-FA8 Class 1A11 02/25/37	6.000%	1,648,948	1,270,521
First Horizon Alternative Mortgage Securities Trust(b) CMO Series 2005-AA10 Class 2A1 12/25/35	2.961%	4,762,300	3,901,791
CMO Series 2005-AA7 Class 2A1 09/25/35	2.822%	4,128,204	3,640,216
CMO Series 2005-AA8 Class 2A1 10/25/35	2.763%	8,755,785	7,440,822
GMAC Mortgage Loan Trust CMO Series 2005-AR6 Class 2A1(b) 11/19/35	3.593%	3,268,541	3,009,339
GSAA Home Equity Trust Series 2005-9 Class 1A1(b) 08/25/35	1.036%	2,535,684	2,429,747
GSR Mortgage Loan Trust CMO Series 2005-AR6 Class 4A5(b) 09/25/35	3.077%	1,679,006	1,680,494
IndyMac Index Mortgage Loan Trust(b) CMO Series 2005-AR15 Class A1 09/25/35	3.016%	1,923,528	1,607,787
CMO Series 2006-AR27 Class 1A3 10/25/36	1.026%	7,165,579	4,835,603
Merrill Lynch First Franklin Mortgage Loan Trust CMO Series 2007-2 Class A2C(b) 05/25/37	0.996%	5,396,169	3,217,832
Merrill Lynch Mortgage-Backed Securities Trust CMO Series 2007-2 Class 1A1(b) 08/25/36	3.060%	3,388,084	3,104,657
Morgan Stanley Mortgage Loan Trust CMO Series 2005-2AR Class A(b) 04/25/35	1.016%	3,470,165	3,214,812

Residential Mortgage-Backed Securities — Non-Agency (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
MortgageIT Trust CMO Series 2005-4 Class A1(b) 10/25/35	1.036%	8,714,234	7,973,808
Nationstar Home Equity Loan Trust CMO Series 2006-B Class AV4(b) 09/25/36	0.872%	10,934,877	10,599,085
Nomura Resecuritization Trust(a)(b) CMO Series 2014-2R Class 2A1 10/26/36	1.070%	2,113,997	2,095,183
CMO Series 2014-3R Class 1A1 01/26/37	0.010%	1,859,456	1,839,173
RALI Trust CMO Series 2005-QA8 Class CB21(b) 07/25/35	3.764%	2,954,426	2,348,716
Residential Asset Securities Corp. Trust CMO Series 2005-KS8 Class M2(b) 08/25/35	1.206%	4,410,443	4,371,415
Saxon Asset Securities Trust Series 2006-2 Class A2(b) 09/25/36	0.886%	3,680,737	3,573,009
Soundview Home Loan Trust(b) CMO Series 2005-OPT4 Class 2A3 12/25/35	1.016%	2,271,663	2,247,483
CMO Series 2006-WF2 Class A2C 12/25/36	0.896%	265,712	265,310
Structured Asset Investment Loan Trust CMO Series 2005-8 Class A4(b)
10/25/35	1.476%	1,880,101	1,849,530
WaMu Mortgage Pass-Through Certificates Trust(b) CMO Series 2003-AR10 Class A7 10/25/33	2.824%	1,697,366	1,727,369
CMO Series 2003-AR9 Class 1A6 09/25/33	2.782%	1,228,455	1,236,123
CMO Series 2005-AR15 Class A1A1 11/25/45	1.016%	4,983,269	4,648,473
CMO Series 2006-AR11 Class 1A 09/25/46	1.540%	10,077,789	8,282,201
CMO Series 2007-HY2 Class 1A1 12/25/36	2.676%	5,663,823	5,187,727
Series 2005-AR4 Class A5 04/25/35	2.790%	2,261,684	2,240,903
WaMu Mortgage Pass-Through Certificates CMO Series 2006-AR4 Class 1A1A(b) 05/25/46	1.520%	6,775,134	6,191,355
Total Residential Mortgage-Backed Securities — Non-Agency (Cost: $215,357,879)			214,963,446

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016

VARIABLE PORTFOLIO FUNDS

PORTFOLIO OF INVESTMENTS (continued)

Variable Portfolio — TCW Core Plus Bond Fund

December 31, 2016

Commercial Mortgage-Backed Securities —
Agency 4.6%

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates CMO Series K151 Class A3 04/25/30	3.511%	7,010,000	7,159,030
Federal National Mortgage Association 04/01/19	2.226%	7,919,882	7,942,244
10/01/20	3.426%	3,800,000	3,989,345
11/01/20	3.097%	3,932,853	4,082,560
12/01/20	3.632%	521,424	548,656
04/01/21	4.250%	3,941,000	4,257,816
06/01/21	4.374%	8,805,734	9,524,439
07/01/21	3.829%	3,574,335	3,810,833
08/01/21	3.716%	9,342,715	9,956,844
06/01/23	2.764%	3,351,777	3,381,858
12/01/23	2.440%	3,200,000	3,156,665
05/01/25	2.670%	9,119,000	8,990,582
08/01/25	3.850%	3,951,136	4,188,325
08/01/25	3.850%	4,471,548	4,739,977
03/01/26	2.860%	4,600,000	4,553,784
08/01/26	2.330%	6,215,000	5,856,459
05/01/27	2.966%	7,198,118	7,168,958
10/01/28	2.560%	4,950,000	4,646,634
01/01/29	3.820%	7,441,747	7,996,731
01/01/29	4.080%	6,857,265	7,427,809
10/01/29	3.330%	6,178,860	6,298,914
05/01/31	2.850%	6,420,000	6,159,813
Series 2001-M2 Class Z2 06/25/31	6.300%	31,997	32,952
Federal National Mortgage Association(b) Series 2015-M2 Class A3
12/25/24	3.047%	12,776,808	12,930,228
Federal National Mortgage Association(b)(c) CMO IO Series 2013-M12 Class SA 10/25/17	5.914%	190,786	1,574
CMO IO Series 2013-M14 Class SA 08/25/18	5.894%	12,752,259	759,142
Government National Mortgage Association(b)(c) CMO IO Series 2010-155 Class IO 06/16/39	0.209%	3,943,025	180,488
CMO IO Series 2011-121 Class IO 06/16/43	0.780%	10,698,174	241,597
CMO IO Series 2012-55 Class IO 04/16/52	0.885%	3,035,251	97,291
CMO IO Series 2011-78 Class IX 08/16/46	0.301%	16,366,102	450,408
Government National Mortgage Association(c) CMO IO Series 2012-125 Class IK 08/16/52	0.561%	25,000,000	344,645
Total Commercial Mortgage-Backed Securities — Agency (Cost: $146,101,267)			140,876,601

Commercial Mortgage-Backed Securities —
Non-Agency (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Commercial Mortgage-Backed Securities — Non-Agency 1.9%
225 Liberty Street Trust Series 2016-225L Class A(a)
02/10/36	3.597%	3,090,000	3,167,293
Aventura Mall Trust Series 2013-AVM Class A(a)(b) 12/05/32	3.743%	3,025,000	3,178,873
BBCMS Mortgage Trust Series 2013-TYSN Class A2(a) 09/05/32	3.756%	3,000,000	3,139,733
Citigroup Commercial Mortgage Trust Series 2012-GC8 Class A2 09/10/45	1.813%	3,000,000	3,003,420
Citigroup Commercial Mortgage Trust(b) Series 2007-C6 Class A4 12/10/49	5.700%	15,000,000	15,130,047
Commercial Mortgage Trust Series 2016-787S Class A(a) 02/10/36	3.545%	3,095,000	3,162,238
Credit Suisse Commercial Mortgage Trust Series 2007-C2 Class A1A(b) 01/15/49	5.526%	1,336,266	1,338,672
DBUBS Mortgage Trust Series 2011-LC2A Class A1FL(a)(b) 07/12/44	1.889%	2,607,204	2,640,383
JPMorgan Chase Commercial Mortgage Securities Trust(a) Series 2010-CNTR Class A2 08/05/32	4.311%	2,370,000	2,488,078
Series 2011-C3 Class A3 02/15/46	4.388%	5,609,924	5,776,647
Series 2011-C4 Class A3 07/15/46	4.106%	4,896,076	5,038,142
LB Commercial Mortgage Trust Series 2007-C3 Class A1A(b) 07/15/44	5.873%	2,957,281	2,989,653
RBS Commercial Funding, Inc., Trust Series 2013-GSP Class A(a)(b) 01/13/32	3.834%	3,035,000	3,180,927
VNDO Mortgage Trust Series 2012-6AVE Class A(a) 11/15/30	2.996%	3,100,000	3,128,583
Total Commercial Mortgage-Backed Securities — Non-Agency (Cost: $58,103,143)			57,362,689

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016

VARIABLE PORTFOLIO FUNDS

PORTFOLIO OF INVESTMENTS (continued)

Variable Portfolio — TCW Core Plus Bond Fund

December 31, 2016

Asset-Backed Securities — Non-Agency 5.8%

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
American Money Management Corp. CLO 18 Ltd.
Series 2016-18A Class AL1(a)(b) 05/26/28	2.235%	8,000,000	8,026,552
American Money Management Corp. CLO XIV Ltd. Series 2014-14A Class A1L(a)(b) 07/27/26	2.332%	7,000,000	7,000,637
Cedar Funding V CLO Ltd. Series 2016-5A Class A1(a)(b) 07/17/28	2.243%	8,000,000	8,018,720
Education Loan Asset-Backed Trust I(a)(b) Series 2013-1 Class A1 06/25/26	1.556%	10,996,001	10,889,737
Series 2013-1 Class A2 04/26/32	1.556%	3,090,000	2,953,276
Global SC Finance II SRL Series 2014-1A Class A2(a) 07/17/29	3.090%	4,182,209	3,929,383
Henderson Receivables LLC Series 2014-2A Class A(a) 01/17/73	3.610%	3,374,937	3,204,475
Higher Education Funding I Series 2014-1 Class A(a)(b) 05/25/34	1.980%	2,800,100	2,699,278
Navient Student Loan Trust(a)(b) Series 2016-2 Class A3 06/25/65	2.256%	7,950,000	8,102,326
Navient Student Loan Trust(b) Series 2014-1 Class A3 06/25/31	1.266%	7,700,000	7,466,451
Series 2014-2 Class A 03/25/83	1.396%	7,543,039	7,303,745
Series 2014-3 Class A 03/25/83	1.376%	7,603,502	7,360,640
Series 2014-4 Class A 03/25/83	1.376%	5,638,992	5,460,091
Series 2015-2 Class A3 11/26/40	1.326%	10,890,000	10,742,878
Nelnet Student Loan Trust(a)(b) Series 2012-5A Class A 10/27/36	1.356%	76,126	74,395
Series 2014-4A Class A2 11/25/48	1.706%	4,345,000	4,027,246
SLC Student Loan Trust Series 2006-1 Class B(b) 03/15/39	1.173%	548,871	454,036
SLM Student Loan Trust(a)(b) Series 2003-11 Class A5 12/15/22	1.033%	737,348	734,477
Series 2004-5A Class A5 10/25/23	1.482%	3,907,878	3,914,917
Series 2004-8A Class A5 04/25/24	1.382%	3,915,466	3,916,489

Asset-Backed Securities — Non-Agency (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Series 2009-3 Class A 01/25/45	1.506%	7,124,289	6,946,873
SLM Student Loan Trust(b) Series 2003-14 Class A5 01/25/23	1.112%	971,513	969,165
Series 2005-4 Class A3 01/25/27	1.002%	8,661,877	8,570,363
Series 2007-3 Class A4 01/25/22	0.942%	13,250,000	12,483,487
Series 2007-6 Class A4 10/25/24	1.262%	7,832,663	7,768,567
Series 2007-7 Class B 10/27/70	1.632%	1,990,000	1,620,497
Series 2007-8 Class B 04/27/43	1.882%	2,602,645	2,285,625
Series 2008-4 Class A4 07/25/22	2.532%	2,747,061	2,762,984
Series 2008-5 Class B 07/25/29	2.732%	5,860,000	5,609,636
Series 2008-8 Class A4 04/25/23	2.382%	2,925,000	2,925,589
Series 2008-9 Class B 10/25/83	3.132%	5,775,000	5,637,459
Series 2012-3 Class A 12/26/25	1.406%	5,376,576	5,234,290
Wachovia Student Loan Trust Series 2006-1 Class A6(a)(b) 04/25/40	1.052%	13,000,000	11,366,091
Total Asset-Backed Securities — Non-Agency (Cost: $185,086,680)			180,460,375
Inflation-Indexed Bonds 2.6%
UNITED STATES 2.6%
U.S. Treasury Inflation-Indexed Bond
07/15/25	0.375%	43,049,713	42,815,867
02/15/44	1.375%	12,585,937	13,735,171
02/15/45	0.750%	24,553,641	23,103,528
Total			79,654,566
Total Inflation-Indexed Bonds (Cost: $82,906,023)			79,654,566
U.S. Treasury Obligations 29.7%
U.S. Treasury 12/31/17	1.000%	2,306,000	2,307,801
10/31/18	0.750%	1,175,000	1,166,554
11/30/18	1.000%	151,190,000	150,693,908
12/31/18	1.500%	131,910,000	132,677,716
01/31/19	1.500%	30,405,000	30,570,099
10/31/21	1.250%	33,830,000	32,804,528

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016

VARIABLE PORTFOLIO FUNDS

PORTFOLIO OF INVESTMENTS (continued)

Variable Portfolio — TCW Core Plus Bond Fund

December 31, 2016

U.S. Treasury Obligations (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
11/30/21	1.750%	134,140,000	133,139,182
01/31/22	1.500%	81,945,000	80,094,846
11/15/26	2.000%	121,300,000	116,708,552
11/15/46	2.875%	126,335,000	121,972,526
U.S. Treasury(d) 12/31/21	2.000%	114,225,000	114,644,434
Total U.S. Treasury Obligations (Cost: $919,532,017)			916,780,146
U.S. Government & Agency Obligations 0.4%
Federal Home Loan Banks(b) 06/28/30	1.250%	12,735,000	12,686,327
Total U.S. Government & Agency Obligations (Cost: $12,712,077)			12,686,327
Foreign Government Obligations(f) 0.8%
BRAZIL 0.1%
Brazilian Government International Bond 01/05/23	2.625%	2,500,000	2,225,000
CHILE —%
Chile Government International Bond 10/30/22	2.250%	900,000	868,770
COLOMBIA 0.1%
Colombia Government International Bond 01/28/26	4.500%	1,500,000	1,545,000
Ecopetrol SA 09/18/23	5.875%	300,000	317,550
Total			1,862,550
COSTA RICA —%
Costa Rica Government International Bond(a) 01/26/23	4.250%	900,000	821,250
CROATIA —%
Croatia Government International Bond(a) 07/14/20	6.625%	1,100,000	1,196,426
HUNGARY 0.1%
Magyar Export-Import Bank Zrt.(a) 01/30/20	4.000%	2,000,000	2,051,012
KAZAKHSTAN —%
Kazakhstan Government International Bond(a) 07/21/25	5.125%	1,200,000	1,282,090

Foreign Government Obligations(f) (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
MEXICO 0.1%
Mexico Government International Bond 01/21/21	3.500%	1,500,000	1,524,000
Petroleos Mexicanos 07/23/20	3.500%	1,500,000	1,468,125
Total			2,992,125
PERU 0.1%
Corporacion Financiera de Desarrollo SA(a) 07/15/19	3.250%	1,500,000	1,528,125
Fondo MIVIVIENDA SA(a) 01/31/23	3.500%	500,000	492,500
Total			2,020,625
PHILIPPINES 0.1%
Philippine Government International Bond 01/21/24	4.200%	1,350,000	1,451,250
RUSSIAN FEDERATION 0.1%
Russian Foreign Bond — Eurobond(a) 09/16/23	4.875%	2,000,000	2,106,840
SERBIA —%
Serbia International Bond(a) 02/25/20	4.875%	800,000	812,814
SOUTH AFRICA —%
South Africa Government International Bond 01/17/24	4.665%	1,000,000	998,660
TURKEY 0.1%
Turkey Government International Bond 03/23/23	3.250%	1,900,000	1,676,750
URUGUAY —%
Uruguay Government International Bond 10/27/27	4.375%	1,000,000	1,002,550
VENEZUELA —%
Venezuela Government International Bond 09/15/27	9.250%	1,250,000	634,375
Total Foreign Government Obligations (Cost: $24,534,288)			24,003,087

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016

VARIABLE PORTFOLIO FUNDS

PORTFOLIO OF INVESTMENTS (continued)

Variable Portfolio — TCW Core Plus Bond Fund

December 31, 2016

Municipal Bonds 0.7%

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
CALIFORNIA 0.1%
California Health Facilities Financing Authority Refunding Revenue Bonds Providence St. Joseph Health Series 2016 10/01/47	4.000%	4,460,000	4,382,217
MASSACHUSETTS 0.1%
Commonwealth of Massachusetts Limited General Obligation Bonds Series 2016E 04/01/41	3.000%	1,855,000	1,597,044
NEW YORK 0.5%
City of New York Unlimited General Obligation Bonds Build America Bonds Series 2009 10/01/31	5.206%	2,400,000	2,751,624
Series 2010 10/01/24	5.047%	5,000,000	5,607,450
New York City Transitional Finance Authority Future Tax Secured Revenue Bonds Build America Bonds Series 2010 08/01/37	5.508%	2,110,000	2,563,249
New York State Urban Development Corp. Revenue Bonds Taxable State Personal Income Tax Series 2013 03/15/22	3.200%	4,375,000	4,484,375
Total			15,406,698
Total Municipal Bonds (Cost: $21,093,130)			21,385,959

Senior Loans 0.4%

Borrower	Weighted Average Coupon	Principal Amount ($)	Value ($)
ELECTRIC —%
Vistra Operations Co. LLC(b)(g) Term Loan 08/04/23	5.000%	557,786	564,150
Tranche C Term Loan 08/04/23	5.000%	127,214	128,666
Total			692,816

Senior Loans (continued)

Borrower	Weighted Average Coupon	Principal Amount ($)	Value ($)
ENVIRONMENTAL —%
STI Infrastructure SARL Term Loan(b)(g) 08/22/20	6.250%	658,149	566,008
FINANCE COMPANIES 0.1%
Delos Finance SARL Term Loan(b)(g) 03/06/21	3.748%	1,500,000	1,509,645
GAMING —%
Twin River Management Group, Inc. Term Loan(b)(g) 07/10/20	5.250%	1,214,157	1,225,084
INDEPENDENT ENERGY 0.1%
EMG Utica LLC Term Loan(b)(g) 03/27/20	4.750%	968,346	958,663
MEG Energy Corp. Term Loan(b)(g) 03/31/20	3.750%	1,461,554	1,417,707
Total			2,376,370
MIDSTREAM 0.1%
Power Buyer LLC 1st Lien Term Loan(b)(g) 05/06/20	4.250%	1,464,032	1,462,202
OIL FIELD SERVICES —%
Drillships Ocean Ventures, Inc. Term Loan(b)(g) 07/25/21	5.500%	1,466,250	1,152,531
PACKAGING —%
Reynolds Group Holdings, Inc. Term Loan(b)(g) 02/05/23	4.250%	1,097,250	1,110,713
TRANSPORTATION SERVICES —%
OSG International, Inc. Term Loan(b)(g) 08/05/19	5.750%	1,235,563	1,198,497
WIRELINES 0.1%
Level 3 Financing, Inc. Tranche B3 Term Loan(b)(g) 08/01/19	4.000%	1,500,000	1,519,875
Total Senior Loans (Cost: $13,265,645)			12,813,741

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016

VARIABLE PORTFOLIO FUNDS

PORTFOLIO OF INVESTMENTS (continued)

Variable Portfolio — TCW Core Plus Bond Fund

December 31, 2016

Municipal Short Term 0.2%

Issuer	Effective Yield	Principal Amount ($)	Value ($)
CALIFORNIA 0.2%
University of California Revenue Bonds Taxable Series 2011Y-1(b) 07/01/41	0.990%	6,575,000	6,571,121
Total			6,571,121
Total Municipal Short Term (Cost: $6,575,002)			6,571,121
Treasury Bills 0.1%
UNITED STATES 0.1%
U.S. Treasury Bills(h) 04/06/17	0.510%	1,610,000	1,607,809
Total Treasury Bills (Cost: $1,607,849)			1,607,809

Money Market Funds 10.7%

	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.594%(i)(j)	330,872,255	330,872,255
Total Money Market Funds (Cost: $330,872,926)		330,872,255
Total Investments (Cost: $3,408,551,517)		3,389,517,201
Other Assets & Liabilities, Net		(304,286,485)
Net Assets		3,085,230,716

At December 31, 2016, securities totaling $1,562,872 were pledged as collateral.

Investments in Derivatives

Futures Contracts Outstanding at December 31, 2016

Long Futures Contracts Outstanding

Contract Description	Number of Contracts	Trading Currency	Notional Market Value ($)	Expiration Date	Unrealized Appreciation ($)	Unrealized (Depreciation) ($)
U.S. Treasury 2-Year Note	230	USD	49,838,125	03/2017	—	(11,232)
U.S. Treasury 2-Year Note	230	USD	49,838,125	03/2017	—	(22,014)
U.S. Treasury 5-Year Note	1,461	USD	171,907,196	03/2017	—	(607,719)
Total			271,583,446		—	(640,965)

Notes to Portfolio of Investments

(a)  Represents privately placed and other securities and instruments exempt from SEC registration (collectively, private placements), such as Section 4(a)(2) and Rule 144A eligible securities, which are often sold only to qualified institutional buyers. The Fund may invest in private placements determined to be liquid as well as those determined to be illiquid. Private placements may be determined to be liquid under guidelines established by the Fund's Board of Trustees. At December 31, 2016, the value of these securities amounted to $279,715,910 or 9.07% of net assets.

(b)  Variable rate security.

(c)  Interest Only (IO) represents the right to receive the monthly interest payments on an underlying pool of mortgage loans.

(d)  Security, or a portion thereof, has been purchased on a when-issued or delayed delivery basis.

(e)  Principal Only (PO) represents the right to receive the principal portion only on an underlying pool of mortgage loans.

(f)  Principal and interest may not be guaranteed by the government.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016

VARIABLE PORTFOLIO FUNDS

PORTFOLIO OF INVESTMENTS (continued)

Variable Portfolio — TCW Core Plus Bond Fund

December 31, 2016

Notes to Portfolio of Investments (continued)

(g)  Senior loans have interest rates that float periodically based primarily on the London Interbank Offered Rate ("LIBOR") and other short-term rates. The interest rate shown reflects the weighted average coupon as of December 31, 2016. The interest rate shown for senior loans purchased on a when-issued or delayed delivery basis, if any, reflects an estimated average coupon. Remaining maturities of senior loans may be less than the stated maturities shown as a result of contractual or optional prepayments by the borrower. Such prepayments cannot be predicted.

(h)  This security or a portion of this security has been pledged as collateral in connection with derivative contracts.

(i)  The rate shown is the seven-day current annualized yield at December 31, 2016.

(j)  As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company's outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended December 31, 2016 are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds From Sales ($)	Realized Gain (Loss) ($)	Ending Cost ($)	Dividends — Affiliated Issuers ($)	Value ($)
Columbia Short-Term Cash Fund	307,664,818	2,525,583,293	(2,502,395,682)	20,497	330,872,926	1,304,640	330,872,255

Abbreviation Legend

CMO  Collateralized Mortgage Obligation

PIK    Payment-in-Kind

Currency Legend

USD  US Dollar

Fair Value Measurements

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset's or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>  Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>  Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>  Level 3 — Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016

VARIABLE PORTFOLIO FUNDS

PORTFOLIO OF INVESTMENTS (continued)

Variable Portfolio — TCW Core Plus Bond Fund

December 31, 2016

Fair Value Measurements (continued)

Certain investments that have been measured at fair value using the net asset value (NAV) per share (or its equivalent) are not categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to reconcile the fair value hierarchy to the amounts presented in the Portfolio of Investments. The Columbia Short-Term Cash Fund seeks to provide shareholders with maximum current income consistent with liquidity and stability of principal. Columbia Short-Term Cash Fund prices its shares with a floating NAV and no longer seeks to maintain a stable NAV.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund's Board of Trustees (the Board), the Investment Manager's Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager's organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The following table is a summary of the inputs used to value the Fund's investments at December 31, 2016:

	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Investments
Corporate Bonds & Notes	—	652,283,714	—	652,283,714
Residential Mortgage-Backed Securities — Agency	—	737,195,365	—	737,195,365
Residential Mortgage-Backed Securities — Non-Agency	—	212,868,263	2,095,183	214,963,446
Commercial Mortgage-Backed Securities — Agency	—	140,876,601	—	140,876,601
Commercial Mortgage-Backed Securities — Non-Agency	—	57,362,689	—	57,362,689
Asset-Backed Securities — Non-Agency	—	180,460,375	—	180,460,375
Inflation-Indexed Bonds	—	79,654,566	—	79,654,566
U.S. Treasury Obligations	916,780,146	—	—	916,780,146
U.S. Government & Agency Obligations	—	12,686,327	—	12,686,327

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016

VARIABLE PORTFOLIO FUNDS

PORTFOLIO OF INVESTMENTS (continued)

Variable Portfolio — TCW Core Plus Bond Fund

December 31, 2016

Fair Value Measurements (continued)

	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Foreign Government Obligations	—	24,003,087	—	24,003,087
Municipal Bonds	—	21,385,959	—	21,385,959
Senior Loans	—	11,615,244	1,198,497	12,813,741
Municipal Short Term	—	6,571,121	—	6,571,121
Treasury Bills	1,607,809	—	—	1,607,809
Investments measured at net asset value
Money Market Funds	—	—	—	330,872,255
Total Investments	918,387,955	2,136,963,311	3,293,680	3,389,517,201
Derivatives
Liabilities
Futures Contracts	(640,965)	—	—	(640,965)
Total	917,746,990	2,136,963,311	3,293,680	3,388,876,236

See the Portfolio of Investments for all investment classifications not indicated in the table.

The Fund's assets assigned to the Level 2 input category are generally valued using the market approach, in which a security's value is determined through reference to prices and information from market transactions for similar or identical assets.

Derivative instruments are valued at unrealized appreciation (depreciation).

There were no transfers of financial assets between Levels 1 and 2 during the period.

The Fund does not hold any significant investments (greater than one percent of net assets) categorized as Level 3.

The Fund's assets assigned to the Level 3 category are valued utilizing the valuation technique deemed the most appropriate in the circumstances. Certain senior loans and mortgage backed securities classified as Level 3 securities are valued using the market approach and utilize single market quotations from broker dealers which may have included, but were not limited to, observable transactions for identical or similar assets in the market and the distressed nature of the security. The appropriateness of fair values for these securities is monitored on an ongoing basis which may include results of back testing, manual price reviews and other control procedures. Significant increases (decreases) to any of these inputs would result in a significantly lower (higher) fair value measurement.

Financial assets were transferred from Level 3 to Level 2 as observable market inputs were utilized and management determined that there was sufficient, reliable and observable market data to value these assets as of period end.

Transfers In		Transfers Out
Level 2 ($)	Level 3 ($)	Level 2 ($)	Level 3 ($)
559,427	—	—	559,427

Transfers into and/or out of Level 3 are determined based on the fair value at the beginning of the period for security positions held throughout the period.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016

VARIABLE PORTFOLIO FUNDS

PORTFOLIO OF INVESTMENTS

Variable Portfolio — Wells Fargo Short Duration Government Fund

December 31, 2016

(Percentages represent value of investments compared to net assets)

Residential Mortgage-Backed Securities —
Agency 43.8%

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Federal Home Loan Mortgage Corp. Structured Pass-Through Securities Series T-11 Class A8 01/25/28	6.500%	1,340,446	1,519,017
Federal Home Loan Mortgage Corp.
08/01/18 - 04/01/31	4.500%	32,399,563	33,439,828
02/01/27	3.000%	6,287,453	6,466,314
08/01/29 - 08/01/34	3.500%	12,996,483	13,585,491
09/01/30 - 04/01/32	4.000%	4,083,353	4,363,690
05/01/41	5.500%	677,528	768,227
CMO Series 302 Class 350 02/15/28	3.500%	3,073,416	3,191,532
CMO Series 3272 Class PA 02/15/37	6.000%	1,954,111	2,204,817
CMO Series 3574 Class D 09/15/39	5.000%	1,985,516	2,177,586
CMO Series 4248 06/15/42	3.500%	9,805,244	10,066,676
CMO Series 4266 Class GA 10/15/30	3.000%	963,828	991,767
CMO Series 4297 Class CA 12/15/30	3.000%	1,080,012	1,115,194
CMO Series 4382 Class AB 07/15/40	3.000%	1,473,965	1,504,173
CMO Series 4425 Class A 09/15/40	4.000%	4,300,613	4,549,529
CMO Series 4425 Class LA 07/15/39	4.000%	8,866,600	9,310,740
Federal Home Loan Mortgage Corp.(a) 03/01/40	2.720%	4,040,927	4,249,506
01/01/41	3.179%	3,648,349	3,829,133
08/01/41	3.051%	5,581,592	5,886,130
11/01/41	2.434%	2,235,302	2,297,920
12/01/41	2.812%	4,716,579	4,884,768
07/01/42	3.138%	2,194,606	2,261,049
09/01/42	2.845%	4,124,233	4,221,423
01/01/43	2.151%	3,279,213	3,331,268
03/01/43	2.283%	7,396,824	7,516,931
12/01/43	3.025%	5,883,705	6,061,114
07/01/44	2.729%	7,703,224	7,904,527
07/01/44	2.869%	6,639,051	6,816,992
07/01/44	2.904%	3,979,383	4,083,165
07/01/44	2.976%	9,560,910	9,851,077
11/01/44	2.724%	1,987,543	2,031,818
Federal National Mortgage Association 01/01/20 - 10/01/26	4.500%	60,323,504	62,538,237
01/01/20 - 08/01/30	5.000%	8,330,412	8,744,288
03/01/26 - 04/01/32	4.000%	13,902,063	14,824,521

Residential Mortgage-Backed Securities —
Agency (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
07/01/27 - 03/01/33	3.500%	95,339,137	99,886,302
06/01/40 - 08/01/41	5.500%	2,223,276	2,514,743
CMO Series 1993-201 Class L 10/25/23	6.500%	744,847	826,010
CMO Series 2005-91 10/25/20	4.500%	2,300,202	2,364,271
CMO Series 2006-4 Class MD 03/25/35	6.000%	386,493	398,042
CMO Series 2009-20 Class DT 04/25/39	4.500%	4,329,321	4,697,394
CMO Series 2010-71 Class HJ 07/25/40	5.500%	1,924,600	2,107,843
CMO Series 2010-98 Class EA 09/25/30	4.000%	2,334,356	2,484,203
CMO Series 2011-46 Class BA 04/25/37	4.000%	2,241,873	2,290,656
CMO Series 2012-28 Class PT 03/25/42	4.000%	3,216,581	3,376,698
CMO Series 2013-103 Class H 03/25/38	4.500%	8,193,126	8,798,785
Federal National Mortgage Association(a) 09/01/34	2.857%	2,297,501	2,409,404
05/01/38	2.995%	1,905,452	2,019,332
07/01/40	3.110%	5,649,620	5,966,747
12/01/40	3.124%	8,214,938	8,651,585
03/01/41	3.480%	1,295,364	1,342,291
11/01/41	3.024%	7,890,670	8,351,611
12/01/41	2.609%	3,574,999	3,687,221
12/01/41	3.513%	4,525,738	4,697,446
03/01/42	3.143%	10,245,168	10,798,933
05/01/42	2.313%	7,789,931	8,006,481
06/01/43	2.134%	4,148,456	4,207,941
08/01/43	2.256%	4,077,814	4,145,295
10/01/43	2.339%	4,008,584	4,082,845
12/01/43	3.244%	1,580,561	1,629,104
06/01/44	2.925%	2,628,475	2,701,555
11/01/44	2.727%	6,806,968	6,970,760
10/01/45	2.761%	1,206,920	1,233,051
Government National Mortgage Association CMO Series 2016-112 Class AW(a) 12/20/40	7.154%	4,265,005	4,979,869
Total Residential Mortgage-Backed Securities — Agency (Cost: $475,442,942)			472,214,866

Commercial Mortgage-Backed Securities —
Agency 3.0%

Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates Series K017 Class A1 12/25/20	1.891%	2,486,862	2,496,108

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016

VARIABLE PORTFOLIO FUNDS

PORTFOLIO OF INVESTMENTS (continued)

Variable Portfolio — Wells Fargo Short Duration Government Fund

December 31, 2016

Commercial Mortgage-Backed Securities —
Agency (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Federal National Mortgage Association Series 2011-M2 Class A1 04/25/21	2.019%	138,811	138,746
Federal National Mortgage Association(a) Series 2015-M10 Class FA 03/25/19	0.778%	5,664,461	5,667,391
Series 2015-M4 Class FA 09/25/18	0.738%	17,864,636	17,866,094
Series 2015-M8 Class FA 11/25/18	0.698%	5,959,191	5,954,563
Total Commercial Mortgage-Backed Securities — Agency (Cost: $32,132,020)			32,122,902

Commercial Mortgage-Backed Securities —
Non-Agency 3.4%

Commercial Mortgage Trust Series 2012-LC4 Class A2 12/10/44	2.256%	676,882	677,158
Series 2012-LC4 Class A3 12/10/44	3.069%	14,272,000	14,521,123
Series 2013-CR6 Class A1 03/10/46	0.719%	1,256,902	1,252,565
DBUBS Mortgage Trust Series 2011-LC2A Class A1(b) 07/10/44	3.527%	379,783	391,638
GS Mortgage Securities Corp. Trust Series 2010-C2 Class A1(b) 12/10/43	3.849%	1,183,361	1,222,185
GS Mortgage Securities Trust Series 2012-GCJ7 Class AAB 05/10/45	2.935%	1,846,000	1,877,556
GS Mortgage Securities Trust(b) Series 2010-C1 Class A1 08/10/43	3.679%	2,523,692	2,591,656
JPMBB Commercial Mortgage Securities Trust Series 2014-C18 Class A1 02/15/47	1.254%	906,779	904,711
JPMorgan Chase Commercial Mortgage Securities Trust Series 2012-CBX Class A3 06/15/45	3.139%	2,475,583	2,519,384
JPMorgan Chase Commercial Mortgage Securities Trust(b) Series 2010-C1 Class A2 06/15/43	4.608%	3,475,175	3,625,215
Series 2010-C2 Class A2 11/15/43	3.616%	2,868,241	2,911,153
Series 2010-CNTR Class A1 08/05/32	3.300%	1,393,719	1,419,816
Series 2011-C4 Class A3 07/15/46	4.106%	1,167,526	1,201,403
Commercial Mortgage-Backed Securities —
Non-Agency (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Morgan Stanley Bank of America Merrill Lynch Trust Series 2012-C6 Class A2 11/15/45	1.868%	333,199	333,950
Morgan Stanley Capital I Trust Series 2011-C2 Class A3(b) 06/15/44	4.210%	1,251,000	1,294,568
Total Commercial Mortgage-Backed Securities — Non-Agency (Cost: $37,587,119)			36,744,081

Asset-Backed Securities — Non-Agency 15.9%

Avis Budget Rental Car Funding AESOP LLC(b) Series 2013-1A Class A 09/20/19	1.920%	4,197,000	4,175,897
Series 2014-1A Class A 07/20/20	2.460%	7,249,000	7,231,539
California Republic Auto Receivables Trust Series 2015-1 Class A4 09/15/20	1.820%	3,801,000	3,799,868
Series 2016-1 Class A4 10/15/21	2.240%	5,570,000	5,567,103
California Republic Auto Receivables Trust(b) Series 2015-4 Class A3 01/15/20	2.040%	4,948,000	4,976,474
Capital Auto Receivables Asset Trust Series 2016-1 Class A4 10/20/20	1.980%	5,580,000	5,564,528
Series 2016-2 Class A4 01/20/21	1.630%	3,242,000	3,210,299
Series 2016-3 Class A3 08/20/20	1.540%	3,259,000	3,241,329
Chrysler Capital Auto Receivables Trust Series 2016-AA Class A4(b) 01/18/22	1.960%	6,822,000	6,783,090
Ford Credit Auto Owner Trust Series 2014-2 Class A(b) 04/15/26	2.310%	6,725,000	6,781,243
Hertz Vehicle Financing II LP Series 2015-1A Class A(b) 03/25/21	2.730%	3,635,000	3,608,818
Hertz Vehicle Financing LLC(b) Series 2013-1A Class A2 08/25/19	1.830%	3,227,000	3,204,518
Series 2016-3A Class A 07/25/20	2.270%	3,475,000	3,438,115
Navient Private Education Loan Trust Series 2014-CTA Class A(a)(b) 09/16/24	1.404%	7,802,064	7,799,681

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016

VARIABLE PORTFOLIO FUNDS

PORTFOLIO OF INVESTMENTS (continued)

Variable Portfolio — Wells Fargo Short Duration Government Fund

December 31, 2016

Asset-Backed Securities — Non-Agency (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Nelnet Student Loan Trust(a) Series 2004-4 Class A5 01/25/37	1.042%	5,794,997	5,693,659
Series 2006-1 Class A5 08/23/27	1.030%	2,603,644	2,587,485
Nelnet Student Loan Trust(a)(b) Series 2016-1A Class A 09/25/65	1.377%	11,062,162	11,062,260
SLC Student Loan Trust(a) Series 2006-2 Class A5 09/15/26	1.063%	5,961,622	5,907,446
Series 2007-2 Class A2 05/15/28	1.302%	1,299,091	1,290,932
Series 2010-1 Class A 11/25/42	1.800%	2,585,135	2,588,698
SLM Private Education Loan Trust(a)(b) Series 2010-A Class 1A 05/16/44	3.450%	2,095,799	2,143,435
Series 2010-A Class 2A 05/16/44	3.954%	5,961,089	6,190,063
Series 2014-A Class A2B 01/15/26	1.854%	4,666,000	4,704,808
SLM Private Education Loan Trust(b) Series 2012-E Class A2A 06/15/45	2.090%	3,016,000	3,017,136
Series 2014-A Class A2A 01/15/26	2.590%	2,811,000	2,818,069
SLM Student Loan Trust(a) Series 2005-6 Class A5A 07/27/26	0.992%	1,213,487	1,209,399
Series 2005-6 Class A5B 07/27/26	2.082%	1,549,747	1,557,340
Series 2005-8 Class A4 01/25/28	1.632%	2,671,766	2,671,080
Series 2005-9 Class A6 10/26/26	1.432%	7,600,367	7,603,506
Santander Drive Auto Receivables Trust Series 2016-2 Class A3 05/15/20	1.560%	12,145,000	12,097,103
SoFi Professional Loan Program LLC(a)(b) Series 2016-C Class A1 10/27/36	1.684%	4,225,150	4,225,148
Series 2016-D Class A1 01/25/39	1.706%	9,629,238	9,660,571
Series 2016-E Class A1 07/25/39	1.380%	4,818,000	4,817,396

Asset-Backed Securities — Non-Agency (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
TCF Auto Receivables Owner Trust(b) Series 2015-1A Class A4 11/16/20	1.960%	7,308,000	7,333,558
Series 2016-1A Class A3 04/15/21	1.710%	3,258,000	3,230,136
Total Asset-Backed Securities — Non-Agency (Cost: $172,038,278)			171,791,730

U.S. Treasury Obligations 33.8%

U.S. Treasury 04/30/17	0.500%	91,057,000	91,028,545
01/15/18	0.875%	656,000	655,692
08/31/18	0.750%	11,122,000	11,053,355
11/30/18	1.000%	8,764,000	8,735,243
06/15/19	0.875%	9,095,000	8,999,787
08/15/19	0.750%	21,447,000	21,116,909
11/15/19	1.000%	10,240,000	10,116,803
12/15/19	1.375%	180,873,000	180,444,671
U.S. Treasury(c) 12/31/18	1.250%	32,319,000	32,351,836
Total U.S. Treasury Obligations (Cost: $364,285,130)			364,502,841

Money Market Funds 4.7%

	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.594%(d)(e)	50,745,375	50,745,375
Total Money Market Funds (Cost: $50,745,375)		50,745,375
Total Investments (Cost: $1,132,230,864)		1,128,121,795
Other Assets & Liabilities, Net		(49,396,045)
Net Assets		1,078,725,750

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016

VARIABLE PORTFOLIO FUNDS

PORTFOLIO OF INVESTMENTS (continued)

Variable Portfolio — Wells Fargo Short Duration Government Fund

December 31, 2016

At December 31, 2016, cash totaling $385,000 was pledged as collateral.

Investments in Derivatives

Futures Contracts Outstanding at December 31, 2016

Long Futures Contracts Outstanding

Contract Description	Number of Contracts	Trading Currency	Notional Market Value ($)	Expiration Date	Unrealized Appreciation ($)	Unrealized (Depreciation) ($)
U.S. Treasury 2-Year Note	925	USD	200,435,938	03/2017	—	(233,008)

Short Futures Contracts Outstanding

Contract Description	Number of Contracts	Trading Currency	Notional Market Value ($)	Expiration Date	Unrealized Appreciation ($)	Unrealized (Depreciation) ($)
U.S. Treasury 5-Year Note	(702)	USD	(82,600,172)	03/2017	400,145	—

Notes to Portfolio of Investments

(a)  Variable rate security.

(b)  Represents privately placed and other securities and instruments exempt from SEC registration (collectively, private placements), such as Section 4(a)(2) and Rule 144A eligible securities, which are often sold only to qualified institutional buyers. The Fund may invest in private placements determined to be liquid as well as those determined to be illiquid. Private placements may be determined to be liquid under guidelines established by the Fund's Board of Trustees. At December 31, 2016, the value of these securities amounted to $121,859,589 or 11.30% of net assets.

(c)  Security, or a portion thereof, has been purchased on a when-issued or delayed delivery basis.

(d)  The rate shown is the seven-day current annualized yield at December 31, 2016.

(e)  As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company's outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended December 31, 2016 are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds From Sales ($)	Realized Gain (Loss) ($)	Ending Cost ($)	Dividends — Affiliated Issuers ($)	Value ($)
Columbia Short-Term Cash Fund	13,287,901	1,314,532,791	(1,277,075,603)	286	50,745,375	121,322	50,745,375

Abbreviation Legend

CMO  Collateralized Mortgage Obligation

Currency Legend

USD  US Dollar

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016

VARIABLE PORTFOLIO FUNDS

PORTFOLIO OF INVESTMENTS (continued)

Variable Portfolio — Wells Fargo Short Duration Government Fund

December 31, 2016

Fair Value Measurements

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset's or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>  Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>  Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>  Level 3 — Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Certain investments that have been measured at fair value using the net asset value (NAV) per share (or its equivalent) are not categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to reconcile the fair value hierarchy to the amounts presented in the Portfolio of Investments. The Columbia Short-Term Cash Fund seeks to provide shareholders with maximum current income consistent with liquidity and stability of principal. Columbia Short-Term Cash Fund prices its shares with a floating NAV and no longer seeks to maintain a stable NAV.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund's Board of Trustees (the Board), the Investment Manager's Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager's organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016

VARIABLE PORTFOLIO FUNDS

PORTFOLIO OF INVESTMENTS (continued)

Variable Portfolio — Wells Fargo Short Duration Government Fund

December 31, 2016

Fair Value Measurements (continued)

The following table is a summary of the inputs used to value the Fund's investments at December 31, 2016:

	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Investments
Residential Mortgage-Backed Securities — Agency	—	472,214,866	—	472,214,866
Commercial Mortgage-Backed Securities — Agency	—	32,122,902	—	32,122,902
Commercial Mortgage-Backed Securities — Non-Agency	—	36,744,081	—	36,744,081
Asset-Backed Securities — Non-Agency	—	171,791,730	—	171,791,730
U.S. Treasury Obligations	364,502,841	—	—	364,502,841
Investments measured at net asset value
Money Market Funds	—	—	—	50,745,375
Total Investments	364,502,841	712,873,579	—	1,128,121,795
Derivatives
Assets
Futures Contracts	400,145	—	—	400,145
Liabilities
Futures Contracts	(233,008)	—	—	(233,008)
Total	364,669,978	712,873,579	—	1,128,288,932

See the Portfolio of Investments for all investment classifications not indicated in the table.

The Fund's assets assigned to the Level 2 input category are generally valued using the market approach, in which a security's value is determined through reference to prices and information from market transactions for similar or identical assets.

Derivative instruments are valued at unrealized appreciation (depreciation).

There were no transfers of financial assets between levels during the period.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016

VARIABLE PORTFOLIO FUNDS

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2016

	Columbia Variable Portfolio — U.S. Equities Fund	Variable Portfolio — American Century Diversified Bond Fund	Variable Portfolio — CenterSquare Real Estate Fund
Assets
Investments, at value
Unaffiliated issuers (identified cost $961,377,576, $4,467,492,457, $426,583,761)	$1,114,591,214	$4,472,527,244	$418,052,740
Affiliated issuers (identified cost $15,973,719, $30,179,932, $6,686,172)	15,973,478	30,179,932	6,686,172
Total investments (identified cost $977,351,295, $4,497,672,389, $433,269,933)	1,130,564,692	4,502,707,176	424,738,912
Cash	—	—	—
Foreign currency (identified cost $—, $4, $—)	—	4	—
Margin deposits	188,100	—	—
Unrealized appreciation on forward foreign currency exchange contracts	—	4,044,597	—
Receivable for:
Investments sold	18,457,926	939,470	854,374
Investments sold on a delayed delivery basis	—	—	—
Capital shares sold	—	196,599	83,748
Dividends	1,332,356	33,046	2,205,958
Interest	—	29,402,932	—
Foreign tax reclaims	1,498	142,677	36,486
Variation margin	—	161,875	—
Prepaid expenses	3,753	10,977	2,112
Total assets	1,150,548,325	4,537,639,353	427,921,590
Liabilities
Due to custodian	—	50,978	—
Unrealized depreciation on forward foreign currency exchange contracts	—	2,815,342	—
Payable for:
Investments purchased	21,334,832	—	233,113
Investments purchased on a delayed delivery basis	—	431,823,715	—
Capital shares purchased	2,820,445	3,076,898	—
Variation margin	16,245	555,000	—
Management services fees	776,338	1,624,034	256,782
Distribution and/or service fees	3,057	2,101	5,034
Transfer agent fees	55,702	201,209	20,542
Compensation of board members	44,596	122,346	31,458
Chief compliance officer expenses	233	928	90
Audit fees	26,768	32,530	31,468
Other expenses	23,193	36,184	22,390
Total liabilities	25,101,409	440,341,265	600,877
Net assets applicable to outstanding capital stock	$1,125,446,916	$4,097,298,088	$427,320,713

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016

VARIABLE PORTFOLIO FUNDS

STATEMENT OF ASSETS AND LIABILITIES (continued)

December 31, 2016

	Columbia Variable Portfolio — U.S. Equities Fund	Variable Portfolio — American Century Diversified Bond Fund	Variable Portfolio — CenterSquare Real Estate Fund
Represented by
Paid-in capital	$—	$3,979,816,047	$414,155,881
Undistributed (excess of distributions over) net investment income	—	92,388,251	9,213,279
Accumulated net realized gain (loss)	—	19,344,846	12,490,049
Unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	—	5,034,787	(8,531,021)
Foreign currency translations	—	(64,248)	(7,475)
Forward foreign currency exchange contracts	—	1,229,255	—
Futures contracts	—	(450,850)	—
Trust capital	$1,125,446,916	$—	$—
Total — representing net assets applicable to outstanding capital stock	$1,125,446,916	$4,097,298,088	$427,320,713
Class 1
Net assets	$1,110,559,020	$4,086,952,320	$402,023,018
Shares outstanding	53,377,537	373,322,651	46,814,212
Net asset value per share	$20.81	$10.95	$8.59
Class 2
Net assets	$14,887,896	$10,345,768	$25,297,695
Shares outstanding	727,624	948,599	2,962,156
Net asset value per share	$20.46	$10.91	$8.54

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016

VARIABLE PORTFOLIO FUNDS

STATEMENT OF ASSETS AND LIABILITIES (continued)

December 31, 2016

	Variable Portfolio — Columbia Wanger International Equities Fund	Variable Portfolio — DFA International Value Fund	Variable Portfolio — Eaton Vance Floating-Rate Income Fund
Assets
Investments, at value
Unaffiliated issuers (identified cost $83,839,044, $2,076,178,513, $128,090,056)	$84,919,403	$2,003,157,712	$128,200,802
Affiliated issuers (identified cost $1,658,232, $7,944,436, $12,636,707)	1,658,199	7,944,436	12,636,604
Total investments (identified cost $85,497,276, $2,084,122,949, $140,726,763)	86,577,602	2,011,102,148	140,837,406
Cash	—	—	1,242,775
Foreign currency (identified cost $1,296, $224,889, $—)	1,294	223,842	—
Receivable for:
Investments sold	58,060	3,916,372	34,222
Capital shares sold	—	71,997	131,165
Dividends	108,418	1,962,213	5,584
Interest	—	—	310,439
Foreign tax reclaims	318,379	2,992,121	—
Expense reimbursement due from Investment Manager	12,935	—	19,803
Prepaid expenses	1,828	5,909	1,904
Total assets	87,078,516	2,020,274,602	142,583,298
Liabilities
Due to custodian	—	26,326	—
Payable for:
Investments purchased	158,255	912	—
Investments purchased on a delayed delivery basis	—	—	8,201,119
Capital shares purchased	17,511	5,341,963	—
Foreign capital gains taxes deferred	1,169	—	—
Management services fees	72,631	1,327,010	75,845
Distribution and/or service fees	4,973	2,366	7,187
Transfer agent fees	4,231	100,335	6,501
Compensation of board members	37,243	69,996	41,757
Chief compliance officer expenses	19	450	29
Audit fees	30,468	30,468	36,630
Custodian fees	29,803	52,923	6,991
Other expenses	11,897	15,547	12,823
Total liabilities	368,200	6,968,296	8,388,882
Net assets applicable to outstanding capital stock	$86,710,316	$2,013,306,306	$134,194,416

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016

VARIABLE PORTFOLIO FUNDS

STATEMENT OF ASSETS AND LIABILITIES (continued)

December 31, 2016

	Variable Portfolio — Columbia Wanger International Equities Fund	Variable Portfolio — DFA International Value Fund	Variable Portfolio — Eaton Vance Floating-Rate Income Fund
Represented by
Paid-in capital	$77,232,639	$2,103,863,389	$145,758,677
Undistributed (excess of distributions over) net investment income	739,451	3,270,111	5,045,912
Accumulated net realized gain (loss)	7,705,602	(20,647,746)	(16,720,816)
Unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	1,080,359	(73,020,801)	110,746
Investments — affiliated issuers	(33)	—	(103)
Foreign currency translations	(46,533)	(158,647)	—
Foreign capital gains tax	(1,169)	—	—
Total — representing net assets applicable to outstanding capital stock	$86,710,316	$2,013,306,306	$134,194,416
Class 1
Net assets	$62,245,066	$2,000,960,883	$97,843,233
Shares outstanding	12,684,314	214,147,631	12,634,710
Net asset value per share	$4.91	$9.34	$7.74
Class 2
Net assets	$24,465,250	$12,345,423	$36,351,183
Shares outstanding	4,996,906	1,323,803	4,776,068
Net asset value per share	$4.90	$9.33	$7.61

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016

VARIABLE PORTFOLIO FUNDS

STATEMENT OF ASSETS AND LIABILITIES (continued)

December 31, 2016

	Variable Portfolio — J.P. Morgan Core Bond Fund	Variable Portfolio — Jennison Mid Cap Growth Fund	Variable Portfolio — MFS® Value Fund
Assets
Investments, at value
Unaffiliated issuers (identified cost $3,273,164,084, $378,862,411, $1,495,027,913)	$3,309,472,802	$410,024,575	$1,996,361,654
Affiliated issuers (identified cost $29,215,651, $15,402,055, $32,188,842)	29,215,651	15,402,040	32,188,757
Total investments (identified cost $3,302,379,735, $394,264,466, $1,527,216,755)	3,338,688,453	425,426,615	2,028,550,411
Cash	795,326	—	—
Foreign currency (identified cost $—, $—, $33,415)	—	—	33,415
Receivable for:
Investments sold	87,568	839,101	—
Capital shares sold	175,829	—	—
Dividends	13,455	318,060	3,099,777
Interest	16,999,881	—	—
Foreign tax reclaims	29,157	—	114,762
Expense reimbursement due from Investment Manager	23,527	9,829	—
Prepaid expenses	8,947	2,323	6,185
Total assets	3,356,822,143	426,595,928	2,031,804,550
Liabilities
Due to custodian	—	—	49,592
Payable for:
Investments purchased	—	1,476,458	673,054
Capital shares purchased	994,784	21,984	490,052
Management services fees	1,362,872	283,369	1,128,915
Distribution and/or service fees	2,078	2,808	6,846
Transfer agent fees	164,340	20,990	100,129
Compensation of board members	112,977	46,687	85,382
Chief compliance officer expenses	757	90	435
Other expenses	72,351	41,936	52,978
Total liabilities	2,710,159	1,894,322	2,587,383
Net assets applicable to outstanding capital stock	$3,354,111,984	$424,701,606	$2,029,217,167

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016

VARIABLE PORTFOLIO FUNDS

STATEMENT OF ASSETS AND LIABILITIES (continued)

December 31, 2016

	Variable Portfolio — J.P. Morgan Core Bond Fund	Variable Portfolio — Jennison Mid Cap Growth Fund	Variable Portfolio — MFS® Value Fund
Represented by
Paid-in capital	$3,252,572,161	$—	$—
Undistributed (excess of distributions over) net investment income	62,702,672	—	—
Accumulated net realized gain (loss)	2,528,433	—	—
Unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	36,308,718	—	—
Trust capital	$—	$424,701,606	$2,029,217,167
Total — representing net assets applicable to outstanding capital stock	$3,354,111,984	$424,701,606	$2,029,217,167
Class 1
Net assets	$3,343,966,045	$411,066,242	$1,995,299,943
Shares outstanding	309,134,186	21,566,872	94,018,599
Net asset value per share	$10.82	$19.06	$21.22
Class 2
Net assets	$10,145,939	$13,635,364	$33,917,224
Shares outstanding	942,044	728,226	1,624,071
Net asset value per share	$10.77	$18.72	$20.88

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016

VARIABLE PORTFOLIO FUNDS

STATEMENT OF ASSETS AND LIABILITIES (continued)

December 31, 2016

	Variable Portfolio — Morgan Stanley Advantage Fund	Variable Portfolio — Nuveen Winslow Large Cap Growth Fund	Variable Portfolio — Oppenheimer International Growth Fund
Assets
Investments, at value
Unaffiliated issuers (identified cost $974,449,233, $846,596,451, $2,316,926,914)	$1,038,142,847	$977,558,856	$2,253,690,774
Affiliated issuers (identified cost $32,408,720, $5,860,732, $36,215,380)	32,408,120	5,860,732	36,215,369
Total investments (identified cost $1,006,857,953, $852,457,183, $2,353,142,294)	1,070,550,967	983,419,588	2,289,906,143
Cash	—	625	—
Foreign currency (identified cost $246,145, $—, $71)	243,944	—	58
Receivable for:
Investments sold	—	—	64,866
Capital shares sold	480,272	170,474	—
Dividends	224,941	480,496	2,368,983
Foreign tax reclaims	52,274	—	3,334,520
Prepaid expenses	3,941	4,202	6,454
Total assets	1,071,556,339	984,075,385	2,295,681,024
Liabilities
Payable for:
Investments purchased	—	893,442	346
Capital shares purchased	220,133	2,467,924	1,482,405
Foreign capital gains taxes deferred	—	—	62,945
Management services fees	624,790	580,332	1,640,389
Distribution and/or service fees	1,467	1,409	4,358
Transfer agent fees	53,321	49,227	111,373
Compensation of board members	68,957	68,879	85,759
Chief compliance officer expenses	238	227	503
Other expenses	40,797	43,282	110,932
Total liabilities	1,009,703	4,104,722	3,499,010
Net assets applicable to outstanding capital stock	$1,070,546,636	$979,970,663	$2,292,182,014

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016

VARIABLE PORTFOLIO FUNDS

STATEMENT OF ASSETS AND LIABILITIES (continued)

December 31, 2016

	Variable Portfolio — Morgan Stanley Advantage Fund	Variable Portfolio — Nuveen Winslow Large Cap Growth Fund	Variable Portfolio — Oppenheimer International Growth Fund
Represented by
Paid-in capital	$—	$—	$2,206,340,877
Undistributed (excess of distributions over) net investment income	—	—	3,457,888
Accumulated net realized gain (loss)	—	—	145,955,000
Unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	—	—	(63,236,140)
Investments — affiliated issuers	—	—	(11)
Foreign currency translations	—	—	(272,655)
Foreign capital gains tax	—	—	(62,945)
Trust capital	$1,070,546,636	$979,970,663	$—
Total — representing net assets applicable to outstanding capital stock	$1,070,546,636	$979,970,663	$2,292,182,014
Class 1
Net assets	$1,063,777,643	$972,894,511	$2,270,612,221
Shares outstanding	51,880,044	48,040,622	212,217,889
Net asset value per share	$20.50	$20.25	$10.70
Class 2
Net assets	$6,768,993	$7,076,152	$21,569,793
Shares outstanding	335,635	355,477	2,023,745
Net asset value per share	$20.17	$19.91	$10.66

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016

VARIABLE PORTFOLIO FUNDS

STATEMENT OF ASSETS AND LIABILITIES (continued)

December 31, 2016

	Variable Portfolio — Partners Small Cap Growth Fund	Variable Portfolio — Pyramis® International Equity Fund	Variable Portfolio — T. Rowe Price Large Cap Value Fund
Assets
Investments, at value
Unaffiliated issuers (identified cost $527,488,856, $2,278,322,676, $1,945,716,312)	$602,075,187	$2,231,735,644	$2,124,081,495
Affiliated issuers (identified cost $15,800,175, $81,089,378, $49,994,752)	15,800,110	81,088,989	49,994,681
Total investments (identified cost $543,289,031, $2,359,412,054, $1,995,711,064)	617,875,297	2,312,824,633	2,174,076,176
Foreign currency (identified cost $—, $265,064, $—)	—	265,064	—
Margin deposits	—	2,814,000	—
Receivable for:
Investments sold	6,654,696	813,152	5,430,300
Capital shares sold	—	—	402,812
Dividends	335,463	2,222,001	4,108,899
Foreign tax reclaims	—	7,531,368	190,176
Variation margin	—	177,550	—
Expense reimbursement due from Investment Manager	4,296	29,935	—
Prepaid expenses	3,027	6,384	5,880
Total assets	624,872,779	2,326,684,087	2,184,214,243
Liabilities
Due to custodian	—	12,363	—
Payable for:
Investments purchased	7,312,620	706,743	3,017,704
Capital shares purchased	642,844	142,976	918,013
Management services fees	440,524	1,665,871	1,196,315
Distribution and/or service fees	1,042	1,362	2,142
Transfer agent fees	30,733	113,358	107,479
Compensation of board members	37,694	68,019	82,588
Chief compliance officer expenses	134	506	464
Other expenses	37,582	115,254	45,896
Total liabilities	8,503,173	2,826,452	5,370,601
Net assets applicable to outstanding capital stock	$616,369,606	$2,323,857,635	$2,178,843,642

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016

VARIABLE PORTFOLIO FUNDS

STATEMENT OF ASSETS AND LIABILITIES (continued)

December 31, 2016

	Variable Portfolio — Partners Small Cap Growth Fund	Variable Portfolio — Pyramis® International Equity Fund	Variable Portfolio — T. Rowe Price Large Cap Value Fund
Represented by
Paid-in capital	$—	$2,486,392,249	$—
Undistributed (excess of distributions over) net investment income	—	352,176	—
Accumulated net realized gain (loss)	—	(115,278,751)	—
Unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	—	(46,587,032)	—
Investments — affiliated issuers	—	(389)	—
Foreign currency translations	—	(671,045)	—
Futures contracts	—	(349,573)	—
Trust capital	$616,369,606	$—	$2,178,843,642
Total — representing net assets applicable to outstanding capital stock	$616,369,606	$2,323,857,635	$2,178,843,642
Class 1
Net assets	$611,338,983	$2,317,135,476	$2,168,289,062
Shares outstanding	33,089,187	233,700,221	110,509,914
Net asset value per share	$18.48	$9.91	$19.62
Class 2
Net assets	$5,030,623	$6,722,159	$10,554,580
Shares outstanding	276,918	681,680	546,920
Net asset value per share	$18.17	$9.86	$19.30

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016

VARIABLE PORTFOLIO FUNDS

STATEMENT OF ASSETS AND LIABILITIES (continued)

December 31, 2016

	Variable Portfolio — TCW Core Plus Bond Fund	Variable Portfolio — Wells Fargo Short Duration Government Fund
Assets
Investments, at value
Unaffiliated issuers (identified cost $3,077,678,591, $1,081,485,489)	$3,058,644,946	$1,077,376,420
Affiliated issuers (identified cost $330,872,926, $50,745,375)	330,872,255	50,745,375
Total investments (identified cost $3,408,551,517, $1,132,230,864)	3,389,517,201	1,128,121,795
Cash	177,462	—
Margin deposits	—	385,000
Receivable for:
Investments sold	16,463,537	35,679,015
Investments sold on a delayed delivery basis	18,927,773	15,798,343
Capital shares sold	189,091	29,774
Dividends	116,053	10,220
Interest	14,163,597	2,190,672
Foreign tax reclaims	25,927	—
Variation margin	268,446	57,813
Prepaid expenses	8,384	4,112
Total assets	3,439,857,471	1,182,276,744
Liabilities
Due to custodian	—	270,452
Payable for:
Investments purchased	12,326,897	69,142,990
Investments purchased on a delayed delivery basis	339,947,885	32,300,944
Capital shares purchased	855,487	1,150,305
Variation margin	—	115,172
Management services fees	1,205,368	379,008
Distribution and/or service fees	1,239	4,583
Transfer agent fees	151,149	53,314
Compensation of board members	79,201	83,417
Chief compliance officer expenses	696	246
Other expenses	58,833	50,563
Total liabilities	354,626,755	103,550,994
Net assets applicable to outstanding capital stock	$3,085,230,716	$1,078,725,750

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016

VARIABLE PORTFOLIO FUNDS

STATEMENT OF ASSETS AND LIABILITIES (continued)

December 31, 2016

	Variable Portfolio — TCW Core Plus Bond Fund	Variable Portfolio — Wells Fargo Short Duration Government Fund
Represented by
Paid-in capital	$3,047,041,723	$1,073,663,399
Undistributed (excess of distributions over) net investment income	48,779,344	9,540,095
Accumulated net realized gain (loss)	9,084,930	(535,812)
Unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	(19,033,645)	(4,109,069)
Investments — affiliated issuers	(671)	—
Futures contracts	(640,965)	167,137
Total — representing net assets applicable to outstanding capital stock	$3,085,230,716	$1,078,725,750
Class 1
Net assets	$3,079,178,799	$1,056,642,968
Shares outstanding	293,822,913	104,785,261
Net asset value per share	$10.48	$10.08
Class 2
Net assets	$6,051,917	$22,082,782
Shares outstanding	579,582	2,199,044
Net asset value per share	$10.44	$10.04

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016

VARIABLE PORTFOLIO FUNDS

STATEMENT OF OPERATIONS

Year Ended December 31, 2016

	Columbia Variable Portfolio — U.S. Equities Fund	Variable Portfolio — American Century Diversified Bond Fund	Variable Portfolio — CenterSquare Real Estate Fund
Net investment income
Income:
Dividends — unaffiliated issuers	$14,560,627	$—	$9,530,128
Dividends — affiliated issuers	117,637	301,449	33,222
Interest	—	126,739,126	—
Foreign taxes withheld	(21,932)	(29,143)	(135,347)
Total income	14,656,332	127,011,432	9,428,003
Expenses:
Management services fees	9,343,886	20,580,153	2,452,797
Distribution and/or service fees
Class 2	32,751	23,002	58,589
Transfer agent fees
Class 1	662,091	2,558,429	172,340
Class 2	7,860	5,520	14,061
Compensation of board members	29,022	76,894	16,255
Custodian fees	46,529	52,275	33,023
Printing and postage fees	20,832	14,946	34,817
Audit fees	29,928	29,656	36,547
Legal fees	18,658	47,398	10,120
Chief compliance officer expenses	233	928	90
Other	26,784	81,535	9,086
Total expenses	10,218,574	23,470,736	2,837,725
Fees waived or expenses reimbursed by Investment Manager and its affiliates	—	—	(39,948)
Total net expenses	10,218,574	23,470,736	2,797,777
Net investment income (loss)	4,437,758	103,540,696	6,630,226
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	(58,314,583)	23,728,233	17,686,996
Investments — affiliated issuers	43	2,210	93
Foreign currency translations	(769)	(84,632)	255,815
Forward foreign currency exchange contracts	—	(6,375,193)	—
Futures contracts	8,619,762	(4,619,755)	—
Net realized gain (loss)	(49,695,547)	12,650,863	17,942,904
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	215,345,669	40,666,545	(28,125,627)
Investments — affiliated issuers	(241)	—	—
Foreign currency translations	194	(13,415)	(347)
Forward foreign currency exchange contracts	—	1,662,392	—
Futures contracts	(56,479)	(450,850)	—
Net change in unrealized appreciation (depreciation)	215,289,143	41,864,672	(28,125,974)
Net realized and unrealized gain (loss)	165,593,596	54,515,535	(10,183,070)
Net change in net assets resulting from operations	$170,031,354	$158,056,231	$(3,552,844)

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016

VARIABLE PORTFOLIO FUNDS

STATEMENT OF OPERATIONS (continued)

Year Ended December 31, 2016

	Variable Portfolio — Columbia Wanger International Equities Fund	Variable Portfolio — DFA International Value Fund	Variable Portfolio — Eaton Vance Floating-Rate Income Fund
Net investment income
Income:
Dividends — unaffiliated issuers	$3,075,265	$82,271,807	$—
Dividends — affiliated issuers	35,085	17,712	37,976
Interest	14	302	6,157,990
Foreign taxes withheld	(332,471)	(6,560,431)	—
Total income	2,777,893	75,729,390	6,195,966
Expenses:
Management services fees	1,458,060	16,498,340	866,035
Distribution and/or service fees
Class 2	59,202	23,340	77,999
Transfer agent fees
Class 1	70,895	1,191,895	55,510
Class 2	14,208	5,601	18,719
Compensation of board members	14,857	42,036	14,641
Custodian fees	115,497	230,725	26,071
Printing and postage fees	29,757	15,391	33,567
Audit fees	53,756	78,742	37,359
Legal fees	8,238	26,166	7,975
Line of credit interest expense	—	2,522	—
Chief compliance officer expenses	19	450	29
Other	8,983	51,569	6,932
Total expenses	1,833,472	18,166,777	1,144,837
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(192,512)	—	(138,890)
Total net expenses	1,640,960	18,166,777	1,005,947
Net investment income (loss)	1,136,933	57,562,613	5,190,019
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	6,986,732	(17,780,713)	(3,103,517)
Investments — affiliated issuers	(1)	(97)	(61)
Foreign currency translations	(96,629)	(845,626)	—
Futures contracts	2,588,798	—	—
Net realized gain (loss)	9,478,900	(18,626,436)	(3,103,578)
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	(8,048,901)	132,189,058	10,353,930
Investments — affiliated issuers	(33)	—	(103)
Foreign currency translations	6,508	177,919	—
Foreign capital gains tax	(1,169)	—	—
Net change in unrealized appreciation (depreciation)	(8,043,595)	132,366,977	10,353,827
Net realized and unrealized gain (loss)	1,435,305	113,740,541	7,250,249
Net change in net assets resulting from operations	$2,572,238	$171,303,154	$12,440,268

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016

VARIABLE PORTFOLIO FUNDS

STATEMENT OF OPERATIONS (continued)

Year Ended December 31, 2016

	Variable Portfolio — J.P. Morgan Core Bond Fund	Variable Portfolio — Jennison Mid Cap Growth Fund	Variable Portfolio — MFS® Value Fund
Net investment income
Income:
Dividends — unaffiliated issuers	$—	$2,384,673	$53,907,433
Dividends — affiliated issuers	365,242	62,257	94,193
Interest	96,139,334	—	—
Foreign taxes withheld	(5,419)	—	(644,069)
Total income	96,499,157	2,446,930	53,357,557
Expenses:
Management services fees	16,887,446	2,592,545	13,654,107
Distribution and/or service fees
Class 2	22,100	31,765	63,565
Transfer agent fees
Class 1	2,037,335	184,412	1,198,619
Class 2	5,304	7,623	15,255
Compensation of board members	64,205	17,331	43,419
Custodian fees	58,385	15,946	28,947
Printing and postage fees	16,056	19,554	26,910
Audit fees	38,108	28,548	28,548
Legal fees	39,428	9,588	25,596
Chief compliance officer expenses	757	90	435
Other	66,016	13,132	45,080
Total expenses	19,235,140	2,920,534	15,130,481
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(147,474)	(73,443)	—
Total net expenses	19,087,666	2,847,091	15,130,481
Net investment income (loss)	77,411,491	(400,161)	38,227,076
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	2,685,417	8,127,027	159,396,365
Investments — affiliated issuers	323	734	252
Foreign currency translations	—	—	(31,318)
Net realized gain (loss)	2,685,740	8,127,761	159,365,299
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	4,213,407	6,179,869	60,124,444
Investments — affiliated issuers	—	(15)	(85)
Foreign currency translations	—	—	5,050
Net change in unrealized appreciation (depreciation)	4,213,407	6,179,854	60,129,409
Net realized and unrealized gain (loss)	6,899,147	14,307,615	219,494,708
Net change in net assets resulting from operations	$84,310,638	$13,907,454	$257,721,784

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016

VARIABLE PORTFOLIO FUNDS

STATEMENT OF OPERATIONS (continued)

Year Ended December 31, 2016

	Variable Portfolio — Morgan Stanley Advantage Fund	Variable Portfolio — Nuveen Winslow Large Cap Growth Fund	Variable Portfolio — Oppenheimer International Growth Fund
Net investment income
Income:
Dividends — unaffiliated issuers	$12,963,778	$10,352,226	$57,502,499
Dividends — affiliated issuers	90,772	32,745	376,810
Interest	—	—	164
Foreign taxes withheld	(52,428)	(28,850)	(4,548,241)
Total income	13,002,122	10,356,121	53,331,232
Expenses:
Management services fees	7,663,358	8,267,829	20,189,359
Distribution and/or service fees
Class 2	17,958	16,141	52,954
Transfer agent fees
Class 1	650,128	706,369	1,360,350
Class 2	4,310	3,874	12,709
Compensation of board members	29,876	31,601	47,264
Custodian fees	12,516	20,180	288,630
Printing and postage fees	27,538	12,164	30,128
Audit fees	27,168	29,478	56,758
Legal fees	17,221	18,231	28,731
Chief compliance officer expenses	238	227	503
Other	28,866	31,389	46,582
Total expenses	8,479,177	9,137,483	22,113,968
Net investment income (loss)	4,522,945	1,218,638	31,217,264
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	226,946,293	141,153,754	162,746,818
Investments — affiliated issuers	1,476	(92)	906
Foreign currency translations	(10,390)	—	(1,340,442)
Net realized gain (loss)	226,937,379	141,153,662	161,407,282
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	(200,577,568)	(179,425,043)	(274,621,152)
Investments — affiliated issuers	(600)	—	(11)
Foreign currency translations	(2,673)	—	140,925
Foreign capital gains tax	—	—	(62,945)
Net change in unrealized appreciation (depreciation)	(200,580,841)	(179,425,043)	(274,543,183)
Net realized and unrealized gain (loss)	26,356,538	(38,271,381)	(113,135,901)
Net change in net assets resulting from operations	$30,879,483	$(37,052,743)	$(81,918,637)

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016

VARIABLE PORTFOLIO FUNDS

STATEMENT OF OPERATIONS (continued)

Year Ended December 31, 2016

	Variable Portfolio — Partners Small Cap Growth Fund	Variable Portfolio — Pyramis® International Equity Fund	Variable Portfolio — T. Rowe Price Large Cap Value Fund
Net investment income
Income:
Dividends — unaffiliated issuers	$4,100,193	$73,067,463	$62,681,761
Dividends — affiliated issuers	93,540	488,951	296,442
Interest	—	12,113	—
Foreign taxes withheld	—	(6,144,977)	(2,215,964)
Total income	4,193,733	67,423,550	60,762,239
Expenses:
Management services fees	5,462,908	19,878,047	13,492,968
Distribution and/or service fees
Class 2	11,353	17,662	22,344
Transfer agent fees
Class 1	361,249	1,344,563	1,190,662
Class 2	2,724	4,239	5,363
Compensation of board members	20,947	45,400	42,355
Custodian fees	22,296	262,235	14,962
Printing and postage fees	8,345	14,743	17,215
Audit fees	28,548	97,599	29,478
Legal fees	12,902	28,618	25,233
Chief compliance officer expenses	134	506	464
Other	19,291	53,904	99,318
Total expenses	5,950,697	21,747,516	14,940,362
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(240,533)	(85,520)	—
Total net expenses	5,710,164	21,661,996	14,940,362
Net investment income (loss)	(1,516,431)	45,761,554	45,821,877
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	10,989,781	(99,490,126)	112,334,396
Investments — affiliated issuers	377	3,101	436
Foreign currency translations	—	(881,309)	—
Futures contracts	—	1,296,685	—
Net realized gain (loss)	10,990,158	(99,071,649)	112,334,832
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	36,202,831	(19,096,299)	115,999,799
Investments — affiliated issuers	(65)	(389)	(71)
Foreign currency translations	—	(167,521)	(707)
Futures contracts	—	(2,111,492)	—
Net change in unrealized appreciation (depreciation)	36,202,766	(21,375,701)	115,999,021
Net realized and unrealized gain (loss)	47,192,924	(120,447,350)	228,333,853
Net change in net assets resulting from operations	$45,676,493	$(74,685,796)	$274,155,730

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016

VARIABLE PORTFOLIO FUNDS

STATEMENT OF OPERATIONS (continued)

Year Ended December 31, 2016

	Variable Portfolio — TCW Core Plus Bond Fund	Variable Portfolio — Wells Fargo Short Duration Government Fund
Net investment income
Income:
Dividends — affiliated issuers	$1,304,640	$121,322
Interest	66,781,808	16,211,024
Foreign taxes withheld	(3,844)	—
Total income	68,082,604	16,332,346
Expenses:
Management services fees	15,429,119	5,589,947
Distribution and/or service fees
Class 2	13,354	51,169
Transfer agent fees
Class 1	1,887,408	678,743
Class 2	3,205	12,280
Compensation of board members	58,601	31,650
Custodian fees	37,661	15,217
Printing and postage fees	11,656	24,649
Audit fees	34,942	32,858
Legal fees	37,799	17,062
Chief compliance officer expenses	696	246
Other	59,862	27,035
Total expenses	17,574,303	6,480,856
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(248,634)	(42,652)
Total net expenses	17,325,669	6,438,204
Net investment income (loss)	50,756,935	9,894,142
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	11,099,081	(625,856)
Investments — affiliated issuers	20,497	286
Futures contracts	(1,089,611)	700,736
Net realized gain (loss)	10,029,967	75,166
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	17,097,018	2,775,439
Investments — affiliated issuers	(671)	—
Futures contracts	(386,678)	167,137
Net change in unrealized appreciation (depreciation)	16,709,669	2,942,576
Net realized and unrealized gain (loss)	26,739,636	3,017,742
Net change in net assets resulting from operations	$77,496,571	$12,911,884
The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016

VARIABLE PORTFOLIO FUNDS

STATEMENT OF CHANGES IN NET ASSETS

	Columbia Variable Portfolio — U.S. Equities Fund		Variable Portfolio — American Century Diversified Bond Fund
	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2016	Year Ended December 31, 2015
Operations
Net investment income (loss)	$4,437,758	$3,860,256	$103,540,696	$81,406,351
Net realized gain (loss)	(49,695,547)	23,313,398	12,650,863	3,196,129
Net change in unrealized appreciation (depreciation)	215,289,143	(186,132,901)	41,864,672	(85,607,474)
Net increase (decrease) in net assets resulting from operations	170,031,354	(158,959,247)	158,056,231	(1,004,994)
Distributions to shareholders
Net investment income
Class 1	—	—	(77,938,497)	(99,795,037)
Class 2	—	—	(144,037)	(149,922)
Net realized gains
Class 1	—	—	(2,439,098)	(19,546,855)
Class 2	—	—	(5,222)	(33,005)
Total distributions to shareholders	—	—	(80,526,854)	(119,524,819)
Increase (decrease) in net assets from capital stock activity	(451,483,408)	1,219,413,994	(244,632,178)	1,179,218,756
Total increase (decrease) in net assets	(281,452,054)	1,060,454,747	(167,102,801)	1,058,688,943
Net assets at beginning of year	1,406,898,970	346,444,223	4,264,400,889	3,205,711,946
Net assets at end of year	$1,125,446,916	$1,406,898,970	$4,097,298,088	$4,264,400,889
Undistributed (excess of distributions over) net investment income	$—	$—	$92,388,251	$77,310,066

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016

VARIABLE PORTFOLIO FUNDS

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Columbia Variable Portfolio — U.S. Equities Fund				Variable Portfolio — American Century Diversified Bond Fund
	Year Ended December 31, 2016		Year Ended December 31, 2015		Year Ended December 31, 2016		Year Ended December 31, 2015
	Shares	Dollars ($)	Shares	Dollars ($)	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class 1 shares
Subscriptions	4,148,876	67,499,923	65,408,882	1,298,688,209	10,695,326	118,665,433	122,595,824	1,361,513,790
Distributions reinvested	—	—	—	—	7,228,201	80,377,595	11,122,264	119,341,892
Redemptions	(29,548,417)	(518,234,642)	(4,193,817)	(78,939,521)	(40,036,835)	(446,004,798)	(27,939,469)	(303,394,956)
Net increase (decrease)	(25,399,541)	(450,734,719)	61,215,065	1,219,748,688	(22,113,308)	(246,961,770)	105,778,619	1,177,460,726
Class 2 shares
Subscriptions	87,988	1,569,889	116,962	2,195,659	290,093	3,215,979	259,549	2,849,457
Distributions reinvested	—	—	—	—	13,459	149,259	17,080	182,927
Redemptions	(132,478)	(2,318,578)	(137,669)	(2,530,353)	(93,798)	(1,035,646)	(116,769)	(1,274,354)
Net increase (decrease)	(44,490)	(748,689)	(20,707)	(334,694)	209,754	2,329,592	159,860	1,758,030
Total net increase (decrease)	(25,444,031)	(451,483,408)	61,194,358	1,219,413,994	(21,903,554)	(244,632,178)	105,938,479	1,179,218,756

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016

VARIABLE PORTFOLIO FUNDS

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Variable Portfolio — CenterSquare Real Estate Fund		Variable Portfolio — Columbia Wanger International Equities Fund
	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2016	Year Ended December 31, 2015
Operations
Net investment income (loss)	$6,630,226	$3,732,596	$1,136,933	$5,525,247
Net realized gain (loss)	17,942,904	17,318,619	9,478,900	89,765,445
Net change in unrealized appreciation (depreciation)	(28,125,974)	(22,438,757)	(8,043,595)	(72,918,803)
Net increase (decrease) in net assets resulting from operations	(3,552,844)	(1,387,542)	2,572,238	22,371,889
Distributions to shareholders
Net investment income
Class 1	(3,576,168)	(12,840,175)	(2,372,989)	(6,533,235)
Class 2	(357,361)	(1,399,993)	(340,047)	(304,625)
Net realized gains
Class 1	(11,638,730)	(26,232,917)	(35,619,344)	(34,214,791)
Class 2	(1,371,896)	(2,975,273)	(13,297,447)	(1,824,008)
Total distributions to shareholders	(16,944,155)	(43,448,358)	(51,629,827)	(42,876,659)
Increase (decrease) in net assets from capital stock activity	237,206,256	22,914,969	(147,080,860)	(394,607,407)
Total increase (decrease) in net assets	216,709,257	(21,920,931)	(196,138,449)	(415,112,177)
Net assets at beginning of year	210,611,456	232,532,387	282,848,765	697,960,942
Net assets at end of year	$427,320,713	$210,611,456	$86,710,316	$282,848,765
Undistributed (excess of distributions over) net investment income	$9,213,279	$2,225,924	$739,451	$1,132,908

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016

VARIABLE PORTFOLIO FUNDS

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Variable Portfolio — CenterSquare Real Estate Fund				Variable Portfolio — Columbia Wanger International Equities Fund
	Year Ended December 31, 2016		Year Ended December 31, 2015		Year Ended December 31, 2016		Year Ended December 31, 2015
	Shares	Dollars ($)	Shares	Dollars ($)	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class 1 shares
Subscriptions	23,747,385	218,001,000	—	—	—	—	—	—
Distributions reinvested	1,699,989	15,214,898	4,485,751	39,073,092	7,140,282	37,992,333	3,446,020	40,748,026
Redemptions	—	—	(2,188,734)	(25,107,880)	(17,947,996)	(200,478,076)	(34,620,904)	(441,673,308)
Net increase (decrease)	25,447,374	233,215,898	2,297,017	13,965,212	(10,807,714)	(162,485,743)	(31,174,884)	(400,925,282)
Class 2 shares
Subscriptions	496,457	4,362,449	624,668	6,589,865	613,061	4,094,858	515,681	6,228,828
Distributions reinvested	194,080	1,729,257	504,036	4,375,266	2,620,094	13,637,494	181,272	2,128,633
Redemptions	(238,397)	(2,101,348)	(216,260)	(2,015,374)	(313,658)	(2,327,469)	(174,202)	(2,039,586)
Net increase (decrease)	452,140	3,990,358	912,444	8,949,757	2,919,497	15,404,883	522,751	6,317,875
Total net increase (decrease)	25,899,514	237,206,256	3,209,461	22,914,969	(7,888,217)	(147,080,860)	(30,652,133)	(394,607,407)

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016

VARIABLE PORTFOLIO FUNDS

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Variable Portfolio — DFA International Value Fund		Variable Portfolio — Eaton Vance Floating-Rate Income Fund
	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2016	Year Ended December 31, 2015
Operations
Net investment income (loss)	$57,562,613	$41,052,374	$5,190,019	$11,849,755
Net realized gain (loss)	(18,626,436)	8,319,331	(3,103,578)	(9,800,018)
Net change in unrealized appreciation (depreciation)	132,366,977	(239,307,076)	10,353,827	6,681,593
Net increase (decrease) in net assets resulting from operations	171,303,154	(189,935,371)	12,440,268	8,731,330
Distributions to shareholders
Net investment income
Class 1	(56,112,091)	(40,048,370)	(8,979,834)	(20,081,599)
Class 2	(248,797)	(179,927)	(2,910,740)	(5,396,090)
Net realized gains
Class 1	(8,760,739)	(37,833,078)	—	—
Class 2	(39,747)	(193,533)	—	—
Total distributions to shareholders	(65,161,374)	(78,254,908)	(11,890,574)	(25,477,689)
Increase (decrease) in net assets from capital stock activity	(90,872,573)	751,083,967	14,245,961	(416,784,810)
Total increase (decrease) in net assets	15,269,207	482,893,688	14,795,655	(433,531,169)
Net assets at beginning of year	1,998,037,099	1,515,143,411	119,398,761	552,929,930
Net assets at end of year	$2,013,306,306	$1,998,037,099	$134,194,416	$119,398,761
Undistributed (excess of distributions over) net investment income	$3,270,111	$2,160,412	$5,045,912	$11,746,467

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016

VARIABLE PORTFOLIO FUNDS

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Variable Portfolio — DFA International Value Fund				Variable Portfolio — Eaton Vance Floating-Rate Income Fund
	Year Ended December 31, 2016		Year Ended December 31, 2015		Year Ended December 31, 2016		Year Ended December 31, 2015
	Shares	Dollars ($)	Shares	Dollars ($)	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class 1 shares
Subscriptions	10,888,978	90,247,532	67,274,901	693,005,075	—	—	444,471	4,211,599
Distributions reinvested	7,595,353	64,872,830	7,814,529	77,881,448	1,221,747	8,979,834	2,494,609	20,081,599
Redemptions	(27,343,515)	(247,419,930)	(2,431,040)	(24,931,983)	—	—	(46,297,883)	(446,291,551)
Net increase (decrease)	(8,859,184)	(92,299,568)	72,658,390	745,954,540	1,221,747	8,979,834	(43,358,803)	(421,998,353)
Class 2 shares
Subscriptions	445,847	3,964,431	539,190	5,455,886	941,625	7,098,417	752,650	6,370,438
Distributions reinvested	33,738	288,544	37,419	373,460	402,592	2,910,740	680,465	5,396,090
Redemptions	(335,533)	(2,825,980)	(71,031)	(699,919)	(621,194)	(4,743,030)	(747,973)	(6,552,985)
Net increase (decrease)	144,052	1,426,995	505,578	5,129,427	723,023	5,266,127	685,142	5,213,543
Total net increase (decrease)	(8,715,132)	(90,872,573)	73,163,968	751,083,967	1,944,770	14,245,961	(42,673,661)	(416,784,810)

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016

VARIABLE PORTFOLIO FUNDS

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Variable Portfolio — J.P. Morgan Core Bond Fund		Variable Portfolio — Jennison Mid Cap Growth Fund
	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2016	Year Ended December 31, 2015
Operations
Net investment income (loss)	$77,411,491	$71,318,021	$(400,161)	$(943,128)
Net realized gain (loss)	2,685,740	6,586,715	8,127,761	163,300,684
Net change in unrealized appreciation (depreciation)	4,213,407	(51,066,369)	6,179,854	(134,725,878)
Net increase (decrease) in net assets resulting from operations	84,310,638	26,838,367	13,907,454	27,631,678
Distributions to shareholders
Net investment income
Class 1	(71,291,534)	(67,043,857)	—	—
Class 2	(164,052)	(103,315)	—	—
Net realized gains
Class 1	(5,605,768)	(9,517,307)	—	—
Class 2	(14,599)	(16,884)	—	—
Total distributions to shareholders	(77,075,953)	(76,681,363)	—	—
Increase (decrease) in net assets from capital stock activity	(23,542,334)	474,881,428	181,032,290	(487,316,695)
Total increase (decrease) in net assets	(16,307,649)	425,038,432	194,939,744	(459,685,017)
Net assets at beginning of year	3,370,419,633	2,945,381,201	229,761,862	689,446,879
Net assets at end of year	$3,354,111,984	$3,370,419,633	$424,701,606	$229,761,862
Undistributed (excess of distributions over) net investment income	$62,702,672	$56,710,869	$—	$—

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016

VARIABLE PORTFOLIO FUNDS

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Variable Portfolio — J.P. Morgan Core Bond Fund				Variable Portfolio — Jennison Mid Cap Growth Fund
	Year Ended December 31, 2016		Year Ended December 31, 2015		Year Ended December 31, 2016		Year Ended December 31, 2015
	Shares	Dollars ($)	Shares	Dollars ($)	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class 1 shares
Subscriptions	9,947,182	109,910,571	71,263,549	783,935,362	10,814,817	199,776,324	34,005	620,156
Distributions reinvested	6,933,932	76,897,302	7,121,969	76,561,164	—	—	—	—
Redemptions	(19,311,608)	(213,549,863)	(35,549,303)	(387,639,066)	(1,056,586)	(19,199,387)	(24,286,979)	(493,373,963)
Net increase (decrease)	(2,430,494)	(26,741,990)	42,836,215	472,857,460	9,758,231	180,576,937	(24,252,974)	(492,753,807)
Class 2 shares
Subscriptions	419,360	4,612,464	245,978	2,680,808	108,880	1,971,403	311,758	5,997,763
Distributions reinvested	16,153	178,651	11,212	120,199	—	—	—	—
Redemptions	(144,600)	(1,591,459)	(71,395)	(777,039)	(85,126)	(1,516,050)	(30,060)	(560,651)
Net increase (decrease)	290,913	3,199,656	185,795	2,023,968	23,754	455,353	281,698	5,437,112
Total net increase (decrease)	(2,139,581)	(23,542,334)	43,022,010	474,881,428	9,781,985	181,032,290	(23,971,276)	(487,316,695)

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016

VARIABLE PORTFOLIO FUNDS

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Variable Portfolio — MFS® Value Fund		Variable Portfolio — Morgan Stanley Advantage Fund
	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2016	Year Ended December 31, 2015
Operations
Net investment income (loss)	$38,227,076	$68,642,157	$4,522,945	$48,867,158
Net realized gain (loss)	159,365,299	257,253,194	226,937,379	72,927,236
Net change in unrealized appreciation (depreciation)	60,129,409	(328,594,646)	(200,580,841)	(30,575,817)
Net increase (decrease) in net assets resulting from operations	257,721,784	(2,699,295)	30,879,483	91,218,577
Increase (decrease) in net assets from capital stock activity	(174,237,642)	(430,510,722)	(177,495,788)	(254,918,057)
Total increase (decrease) in net assets	83,484,142	(433,210,017)	(146,616,305)	(163,699,480)
Net assets at beginning of year	1,945,733,025	2,378,943,042	1,217,162,941	1,380,862,421
Net assets at end of year	$2,029,217,167	$1,945,733,025	$1,070,546,636	$1,217,162,941

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016

VARIABLE PORTFOLIO FUNDS

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Variable Portfolio — MFS® Value Fund				Variable Portfolio — Morgan Stanley Advantage Fund
	Year Ended December 31, 2016		Year Ended December 31, 2015		Year Ended December 31, 2016		Year Ended December 31, 2015
	Shares	Dollars ($)	Shares	Dollars ($)	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class 1 shares
Subscriptions	9,549,865	187,969,254	5,708,519	108,917,086	1,800,018	35,594,304	1,376,161	26,509,395
Redemptions	(19,015,047)	(373,013,945)	(28,355,946)	(545,446,322)	(10,853,608)	(211,909,474)	(14,353,449)	(282,876,811)
Net increase (decrease)	(9,465,182)	(185,044,691)	(22,647,427)	(436,529,236)	(9,053,590)	(176,315,170)	(12,977,288)	(256,367,416)
Class 2 shares
Subscriptions	622,281	12,186,357	386,543	7,196,722	46,387	886,028	109,346	2,140,603
Redemptions	(73,743)	(1,379,308)	(63,470)	(1,178,208)	(107,176)	(2,066,646)	(36,167)	(691,244)
Net increase (decrease)	548,538	10,807,049	323,073	6,018,514	(60,789)	(1,180,618)	73,179	1,449,359
Total net increase (decrease)	(8,916,644)	(174,237,642)	(22,324,354)	(430,510,722)	(9,114,379)	(177,495,788)	(12,904,109)	(254,918,057)

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016

VARIABLE PORTFOLIO FUNDS

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Variable Portfolio — Nuveen Winslow Large Cap Growth Fund		Variable Portfolio — Oppenheimer International Growth Fund
	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2016	Year Ended December 31, 2015
Operations
Net investment income (loss)	$1,218,638	$(172,637)	$31,217,264	$31,149,478
Net realized gain (loss)	141,153,662	181,870,337	161,407,282	20,986,275
Net change in unrealized appreciation (depreciation)	(179,425,043)	(88,551,330)	(274,543,183)	(104,284,261)
Net increase (decrease) in net assets resulting from operations	(37,052,743)	93,146,370	(81,918,637)	(52,148,508)
Distributions to shareholders
Net investment income
Class 1	—	—	(30,616,920)	(30,990,198)
Class 2	—	—	(249,683)	(210,290)
Net realized gains
Class 1	—	—	(23,910,802)	(120,138,957)
Class 2	—	—	(231,262)	(983,481)
Total distributions to shareholders	—	—	(55,008,667)	(152,322,926)
Increase (decrease) in net assets from capital stock activity	(442,799,322)	(160,615,291)	108,325,669	396,485,469
Total increase (decrease) in net assets	(479,852,065)	(67,468,921)	(28,601,635)	192,014,035
Net assets at beginning of year	1,459,822,728	1,527,291,649	2,320,783,649	2,128,769,614
Net assets at end of year	$979,970,663	$1,459,822,728	$2,292,182,014	$2,320,783,649
Undistributed (excess of distributions over) net investment income	$—	$—	$3,457,888	$(3,517,061)

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016

VARIABLE PORTFOLIO FUNDS

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Variable Portfolio — Nuveen Winslow Large Cap Growth Fund				Variable Portfolio — Oppenheimer International Growth Fund
	Year Ended December 31, 2016		Year Ended December 31, 2015		Year Ended December 31, 2016		Year Ended December 31, 2015
	Shares	Dollars ($)	Shares	Dollars ($)	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class 1 shares
Subscriptions	1,797,766	34,854,589	2,217,011	45,054,179	6,829,297	74,747,310	43,827,409	544,008,836
Distributions reinvested	—	—	—	—	5,071,571	54,527,722	12,530,256	151,129,155
Redemptions	(23,821,644)	(478,594,475)	(10,077,558)	(207,269,905)	(2,130,987)	(22,788,002)	(23,752,362)	(309,453,752)
Net increase (decrease)	(22,023,878)	(443,739,886)	(7,860,547)	(162,215,726)	9,769,881	106,487,030	32,605,303	385,684,239
Class 2 shares
Subscriptions	90,131	1,748,742	117,098	2,357,760	427,507	4,662,078	837,010	10,350,596
Distributions reinvested	—	—	—	—	45,000	480,945	99,268	1,193,771
Redemptions	(40,790)	(808,178)	(37,983)	(757,325)	(300,802)	(3,304,384)	(63,238)	(743,137)
Net increase (decrease)	49,341	940,564	79,115	1,600,435	171,705	1,838,639	873,040	10,801,230
Total net increase (decrease)	(21,974,537)	(442,799,322)	(7,781,432)	(160,615,291)	9,941,586	108,325,669	33,478,343	396,485,469

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016

VARIABLE PORTFOLIO FUNDS

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Variable Portfolio — Partners Small Cap Growth Fund		Variable Portfolio — Pyramis® International Equity Fund
	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2016	Year Ended December 31, 2015
Operations
Net investment income (loss)	$(1,516,431)	$(1,202,715)	$45,761,554	$28,662,239
Net realized gain (loss)	10,990,158	50,761,753	(99,071,649)	(10,068,124)
Net change in unrealized appreciation (depreciation)	36,202,766	(90,010,686)	(21,375,701)	(82,057,504)
Net increase (decrease) in net assets resulting from operations	45,676,493	(40,451,648)	(74,685,796)	(63,463,389)
Distributions to shareholders
Net investment income
Class 1	—	—	(50,708,533)	(29,015,838)
Class 2	—	—	(146,676)	(80,451)
Net realized gains
Class 1	—	—	—	(66,147,079)
Class 2	—	—	—	(207,470)
Total distributions to shareholders	—	—	(50,855,209)	(95,450,838)
Increase (decrease) in net assets from capital stock activity	(43,812,684)	114,811,428	124,096,660	956,402,300
Total increase (decrease) in net assets	1,863,809	74,359,780	(1,444,345)	797,488,073
Net assets at beginning of year	614,505,797	540,146,017	2,325,301,980	1,527,813,907
Net assets at end of year	$616,369,606	$614,505,797	$2,323,857,635	$2,325,301,980
Undistributed (excess of distributions over) net investment income	$—	$—	$352,176	$5,080,748

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016

VARIABLE PORTFOLIO FUNDS

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Variable Portfolio — Partners Small Cap Growth Fund				Variable Portfolio — Pyramis® International Equity Fund
	Year Ended December 31, 2016		Year Ended December 31, 2015		Year Ended December 31, 2016		Year Ended December 31, 2015
	Shares	Dollars ($)	Shares	Dollars ($)	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class 1 shares
Subscriptions	2,268,664	35,329,944	7,276,114	141,463,840	8,236,399	81,888,451	77,905,179	901,216,336
Distributions reinvested	—	—	—	—	5,172,347	50,708,533	8,356,605	95,162,917
Redemptions	(4,371,597)	(79,151,255)	(1,496,204)	(28,335,002)	(796,387)	(7,925,232)	(3,814,555)	(43,574,091)
Net increase (decrease)	(2,102,933)	(43,821,311)	5,779,910	113,128,838	12,612,359	124,671,752	82,447,229	952,805,162
Class 2 shares
Subscriptions	65,799	1,119,977	106,526	1,969,209	174,195	1,730,095	359,778	4,055,691
Distributions reinvested	—	—	—	—	15,047	146,676	25,344	287,921
Redemptions	(66,063)	(1,111,350)	(15,375)	(286,619)	(250,235)	(2,451,863)	(67,560)	(746,474)
Net increase (decrease)	(264)	8,627	91,151	1,682,590	(60,993)	(575,092)	317,562	3,597,138
Total net increase (decrease)	(2,103,197)	(43,812,684)	5,871,061	114,811,428	12,551,366	124,096,660	82,764,791	956,402,300

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016

VARIABLE PORTFOLIO FUNDS

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Variable Portfolio — T. Rowe Price Large Cap Value Fund		Variable Portfolio — TCW Core Plus Bond Fund
	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2016	Year Ended December 31, 2015
Operations
Net investment income (loss)	$45,821,877	$47,061,814	$50,756,935	$37,529,851
Net realized gain (loss)	112,334,832	123,774,742	10,029,967	15,874,505
Net change in unrealized appreciation (depreciation)	115,999,021	(340,320,174)	16,709,669	(47,848,547)
Net increase (decrease) in net assets resulting from operations	274,155,730	(169,483,618)	77,496,571	5,555,809
Distributions to shareholders
Net investment income
Class 1	—	—	(37,819,238)	(26,253,944)
Class 2	—	—	(51,615)	(20,442)
Net realized gains
Class 1	—	—	(13,033,864)	(1,417,799)
Class 2	—	—	(22,306)	(1,582)
Total distributions to shareholders	—	—	(50,927,023)	(27,693,767)
Increase (decrease) in net assets from capital stock activity	1,787,745	(42,320,271)	(100,117,103)	1,047,543,070
Total increase (decrease) in net assets	275,943,475	(211,803,889)	(73,547,555)	1,025,405,112
Net assets at beginning of year	1,902,900,167	2,114,704,056	3,158,778,271	2,133,373,159
Net assets at end of year	$2,178,843,642	$1,902,900,167	$3,085,230,716	$3,158,778,271
Undistributed (excess of distributions over) net investment income	$—	$—	$48,779,344	$35,834,942

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016

VARIABLE PORTFOLIO FUNDS

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Variable Portfolio — T. Rowe Price Large Cap Value Fund				Variable Portfolio — TCW Core Plus Bond Fund
	Year Ended December 31, 2016		Year Ended December 31, 2015		Year Ended December 31, 2016		Year Ended December 31, 2015
	Shares	Dollars ($)	Shares	Dollars ($)	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class 1 shares
Subscriptions	1,948,842	35,204,347	12,915,813	239,540,572	9,313,137	99,145,087	118,697,891	1,242,904,459
Distributions reinvested	—	—	—	—	4,757,072	50,853,102	2,668,442	27,671,743
Redemptions	(1,861,846)	(34,310,614)	(15,125,837)	(281,615,777)	(23,664,230)	(252,034,769)	(21,485,446)	(224,051,849)
Net increase (decrease)	86,996	893,733	(2,210,024)	(42,075,205)	(9,594,021)	(102,036,580)	99,880,887	1,046,524,353
Class 2 shares
Subscriptions	94,254	1,702,827	84,507	1,514,846	251,782	2,675,100	125,079	1,305,847
Distributions reinvested	—	—	—	—	6,934	73,921	2,128	22,024
Redemptions	(47,398)	(808,815)	(98,898)	(1,759,912)	(78,477)	(829,544)	(29,627)	(309,154)
Net increase (decrease)	46,856	894,012	(14,391)	(245,066)	180,239	1,919,477	97,580	1,018,717
Total net increase (decrease)	133,852	1,787,745	(2,224,415)	(42,320,271)	(9,413,782)	(100,117,103)	99,978,467	1,047,543,070

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016

VARIABLE PORTFOLIO FUNDS

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Variable Portfolio — Wells Fargo Short Duration Government Fund
	Year Ended December 31, 2016	Year Ended December 31, 2015
Operations
Net investment income (loss)	$9,894,142	$10,739,041
Net realized gain (loss)	75,166	5,846,786
Net change in unrealized appreciation (depreciation)	2,942,576	(7,191,519)
Net increase (decrease) in net assets resulting from operations	12,911,884	9,394,308
Distributions to shareholders
Net investment income
Class 1	(10,517,959)	(12,480,123)
Class 2	(144,581)	(72,370)
Net realized gains
Class 1	(4,453,700)	—
Class 2	(83,659)	—
Total distributions to shareholders	(15,199,899)	(12,552,493)
Increase (decrease) in net assets from capital stock activity	(130,265,925)	(1,113,464,523)
Total increase (decrease) in net assets	(132,553,940)	(1,116,622,708)
Net assets at beginning of year	1,211,279,690	2,327,902,398
Net assets at end of year	$1,078,725,750	$1,211,279,690
Undistributed (excess of distributions over) net investment income	$9,540,095	$10,308,493

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016

VARIABLE PORTFOLIO FUNDS

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Variable Portfolio — Wells Fargo Short Duration Government Fund
	Year Ended December 31, 2016		Year Ended December 31, 2015
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class 1 shares
Subscriptions	2,186,669	22,155,451	11,204,169	113,938,853
Distributions reinvested	1,479,413	14,971,659	1,230,781	12,480,123
Redemptions	(17,338,857)	(176,022,995)	(121,941,238)	(1,247,073,120)
Net increase (decrease)	(13,672,775)	(138,895,885)	(109,506,288)	(1,120,654,144)
Class 2 shares
Subscriptions	1,526,077	15,444,013	1,008,994	10,226,705
Distributions reinvested	22,620	228,240	7,158	72,370
Redemptions	(697,765)	(7,042,293)	(306,971)	(3,109,454)
Net increase (decrease)	850,932	8,629,960	709,181	7,189,621
Total net increase (decrease)	(12,821,843)	(130,265,925)	(108,797,107)	(1,113,464,523)

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016

VARIABLE PORTFOLIO FUNDS

FINANCIAL HIGHLIGHTS

Columbia Variable Portfolio — U.S. Equities Fund

The following tables are intended to help you understand the Fund's financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts of the Funds are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect fees and expenses imposed under your Contract or Qualified Plan, as applicable; such fees and expenses would reduce the total returns for all periods shown. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund's portfolio turnover rate may be higher.

	Year Ended December 31,
Class 1	2016	2015	2014	2013		2012
Per share data
Net asset value, beginning of period	$17.69	$18.88	$18.29	$13.53		$11.30
Income from investment operations:
Net investment income (loss)	0.07	0.08	(0.04)	(0.02)		0.09
Net realized and unrealized gain (loss)	3.05	(1.27)	0.63	4.78		2.14
Total from investment operations	3.12	(1.19)	0.59	4.76		2.23
Net asset value, end of period	$20.81	$17.69	$18.88	$18.29		$13.53
Total return	17.64%	(6.30%)	3.23%	35.18%		19.74%
Ratios to average net assets(a)
Total gross expenses	0.91%	0.92%	1.03%	1.00	%(b)	1.01	%(b)
Total net expenses(c)	0.91%	0.92%	0.96%	0.96	%(b)	0.96	%(b)
Net investment income (loss)	0.40%	0.43%	(0.24%)	(0.13%)		0.70%
Supplemental data
Net assets, end of period (in thousands)	$1,110,559	$1,393,433	$331,643	$631,394		$711,259
Portfolio turnover	103%	98%	10%	23%		29%

Notes to Financial Highlights

(a)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(b)  Ratios include line of credit interest expense which is less than 0.01%.

(c)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016

VARIABLE PORTFOLIO FUNDS

FINANCIAL HIGHLIGHTS (continued)

Columbia Variable Portfolio — U.S. Equities Fund

	Year Ended December 31,
Class 2	2016	2015	2014	2013		2012
Per share data
Net asset value, beginning of period	$17.44	$18.67	$18.12	$13.45		$11.25
Income from investment operations:
Net investment income (loss)	0.03	(0.01)	(0.08)	(0.05)		0.09
Net realized and unrealized gain (loss)	2.99	(1.22)	0.63	4.72		2.11
Total from investment operations	3.02	(1.23)	0.55	4.67		2.20
Net asset value, end of period	$20.46	$17.44	$18.67	$18.12		$13.45
Total return	17.32%	(6.59%)	3.04%	34.72%		19.56%
Ratios to average net assets(a)
Total gross expenses	1.16%	1.20%	1.29%	1.25	%(b)	1.26	%(b)
Total net expenses(c)	1.16%	1.20%	1.21%	1.21	%(b)	1.21	%(b)
Net investment income (loss)	0.16%	(0.08%)	(0.47%)	(0.33%)		0.68%
Supplemental data
Net assets, end of period (in thousands)	$14,888	$13,465	$14,801	$11,839		$5,321
Portfolio turnover	103%	98%	10%	23%		29%

Notes to Financial Highlights

(a)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(b)  Ratios include line of credit interest expense which is less than 0.01%.

(c)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016

VARIABLE PORTFOLIO FUNDS

FINANCIAL HIGHLIGHTS

Variable Portfolio — American Century Diversified Bond Fund

	Year Ended December 31,
Class 1	2016	2015	2014	2013	2012
Per share data
Net asset value, beginning of period	$10.76	$11.05	$10.60	$11.30	$11.08
Income from investment operations:
Net investment income	0.27	0.23	0.23	0.17	0.23
Net realized and unrealized gain (loss)	0.13	(0.23)	0.41	(0.45)	0.33
Total from investment operations	0.40	—	0.64	(0.28)	0.56
Less distributions to shareholders:
Net investment income	(0.20)	(0.24)	(0.18)	(0.22)	(0.26)
Net realized gains	(0.01)	(0.05)	(0.01)	(0.20)	(0.08)
Total distributions to shareholders	(0.21)	(0.29)	(0.19)	(0.42)	(0.34)
Net asset value, end of period	$10.95	$10.76	$11.05	$10.60	$11.30
Total return	3.66%	0.05%	6.06%	(2.45%)	5.08%
Ratios to average net assets(a)
Total gross expenses	0.55%	0.55%	0.57%	0.57%	0.58%
Total net expenses(b)	0.55%	0.55%	0.56%	0.57%	0.58%
Net investment income	2.42%	2.07%	2.10%	1.58%	2.07%
Supplemental data
Net assets, end of period (in thousands)	$4,086,952	$4,256,477	$3,199,340	$3,180,618	$2,890,784
Portfolio turnover	170%	223%	214%	186%	131%

Notes to Financial Highlights

(a)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(b)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016

VARIABLE PORTFOLIO FUNDS

FINANCIAL HIGHLIGHTS (continued)

Variable Portfolio — American Century Diversified Bond Fund

	Year Ended December 31,
Class 2	2016	2015	2014	2013	2012
Per share data
Net asset value, beginning of period	$10.72	$11.01	$10.56	$11.26	$11.05
Income from investment operations:
Net investment income	0.24	0.20	0.20	0.14	0.20
Net realized and unrealized gain (loss)	0.13	(0.22)	0.41	(0.45)	0.33
Total from investment operations	0.37	(0.02)	0.61	(0.31)	0.53
Less distributions to shareholders:
Net investment income	(0.17)	(0.22)	(0.15)	(0.19)	(0.24)
Net realized gains	(0.01)	(0.05)	(0.01)	(0.20)	(0.08)
Total distributions to shareholders	(0.18)	(0.27)	(0.16)	(0.39)	(0.32)
Net asset value, end of period	$10.91	$10.72	$11.01	$10.56	$11.26
Total return	3.42%	(0.20%)	5.81%	(2.71%)	4.84%
Ratios to average net assets(a)
Total gross expenses	0.80%	0.80%	0.82%	0.82%	0.83%
Total net expenses(b)	0.80%	0.80%	0.81%	0.82%	0.83%
Net investment income	2.18%	1.83%	1.85%	1.33%	1.75%
Supplemental data
Net assets, end of period (in thousands)	$10,346	$7,924	$6,372	$5,874	$6,670
Portfolio turnover	170%	223%	214%	186%	131%

Notes to Financial Highlights

(a)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(b)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016

VARIABLE PORTFOLIO FUNDS

FINANCIAL HIGHLIGHTS

Variable Portfolio — CenterSquare Real Estate Fund

	Year Ended December 31,
Class 1	2016	2015	2014	2013		2012
Per share data
Net asset value, beginning of period	$8.83	$11.26	$11.71	$12.89		$10.08
Income from investment operations:
Net investment income	0.19	0.17	0.33	0.24		0.29
Net realized and unrealized gain (loss)	0.28 (a)	(0.31)	1.28	0.14		2.76
Total from investment operations	0.47	(0.14)	1.61	0.38		3.05
Less distributions to shareholders:
Net investment income	(0.17)	(0.76)	(0.27)	(1.03)		(0.04)
Net realized gains	(0.54)	(1.53)	(1.79)	(0.53)		(0.20)
Total distributions to shareholders	(0.71)	(2.29)	(2.06)	(1.56)		(0.24)
Net asset value, end of period	$8.59	$8.83	$11.26	$11.71		$12.89
Total return	5.02%	(0.99%)	14.14%	3.28%		30.62%
Ratios to average net assets(b)
Total gross expenses	0.89%	1.07%	1.05%	1.04	%(c)	1.03	%(c)
Total net expenses(d)	0.88%	1.01%	0.90%	0.89	%(c)	0.89	%(c)
Net investment income	2.16%	1.72%	2.81%	1.87%		2.46%
Supplemental data
Net assets, end of period (in thousands)	$402,023	$188,580	$214,639	$310,093		$454,820
Portfolio turnover	83%	27%	25%	25%		31%

Notes to Financial Highlights

(a)  Calculation of the net gain (loss) per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gain (loss) presented in the Statement of Operations due to the timing of subscriptions and redemptions of Fund shares in relation to fluctuations in the market value of the portfolio.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Ratios include line of credit interest expense which is less than 0.01%.

(d)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016

VARIABLE PORTFOLIO FUNDS

FINANCIAL HIGHLIGHTS (continued)

Variable Portfolio — CenterSquare Real Estate Fund

	Year Ended December 31,
Class 2	2016	2015	2014	2013		2012
Per share data
Net asset value, beginning of period	$8.78	$11.20	$11.66	$12.84		$10.05
Income from investment operations:
Net investment income	0.16	0.15	0.30	0.22		0.26
Net realized and unrealized gain (loss)	0.29 (a)	(0.31)	1.27	0.13		2.74
Total from investment operations	0.45	(0.16)	1.57	0.35		3.00
Less distributions to shareholders:
Net investment income	(0.15)	(0.73)	(0.24)	(1.00)		(0.01)
Net realized gains	(0.54)	(1.53)	(1.79)	(0.53)		(0.20)
Total distributions to shareholders	(0.69)	(2.26)	(2.03)	(1.53)		(0.21)
Net asset value, end of period	$8.54	$8.78	$11.20	$11.66		$12.84
Total return	4.76%	(1.21%)	13.81%	3.05%		30.21%
Ratios to average net assets(b)
Total gross expenses	1.17%	1.32%	1.30%	1.29	%(c)	1.29	%(c)
Total net expenses(d)	1.15%	1.26%	1.15%	1.14	%(c)	1.14	%(c)
Net investment income	1.82%	1.53%	2.60%	1.77%		2.22%
Supplemental data
Net assets, end of period (in thousands)	$25,298	$22,032	$17,893	$11,138		$6,516
Portfolio turnover	83%	27%	25%	25%		31%

Notes to Financial Highlights

(a)  Calculation of the net gain (loss) per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gain (loss) presented in the Statement of Operations due to the timing of subscriptions and redemptions of Fund shares in relation to fluctuations in the market value of the portfolio.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Ratios include line of credit interest expense which is less than 0.01%.

(d)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016

VARIABLE PORTFOLIO FUNDS

FINANCIAL HIGHLIGHTS

Variable Portfolio — Columbia Wanger International Equities Fund

	Year Ended December 31,
Class 1	2016	2015		2014	2013	2012
Per share data
Net asset value, beginning of period	$11.06	$12.41		$14.10	$12.06	$10.22
Income from investment operations:
Net investment income	0.07	0.14		0.15	0.16	0.17
Net realized and unrealized gain (loss)	0.15	(0.25	)(a)	(0.60)	2.45	2.01
Increase from payment by affiliate	—	—		—	—	0.00	(b)
Total from investment operations	0.22	(0.11)		(0.45)	2.61	2.18
Less distributions to shareholders:
Net investment income	(0.15)	(0.20)		(0.32)	(0.35)	(0.15)
Net realized gains	(6.22)	(1.04)		(0.92)	(0.22)	(0.19)
Total distributions to shareholders	(6.37)	(1.24)		(1.24)	(0.57)	(0.34)
Net asset value, end of period	$4.91	$11.06		$12.41	$14.10	$12.06
Total return	(0.57%)	(1.39%)		(3.86%)	22.32%	21.76	%(c)
Ratios to average net assets(d)
Total gross expenses	1.24%	1.14%		1.09%	1.12%	1.11%
Total net expenses(e)	1.11%	1.11%		1.00%	1.00%	1.00%
Net investment income	0.81%	1.15%		1.11%	1.23%	1.49%
Supplemental data
Net assets, end of period (in thousands)	$62,245	$259,889		$678,682	$699,692	$599,148
Portfolio turnover	92%	59%		32%	48%	41%

Notes to Financial Highlights

(a)  Calculation of the net gain (loss) per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gain (loss) presented in the Statement of Operations due to the timing of subscriptions and redemptions of Fund shares in relation to fluctuations in the market value of the portfolio.

(b)  Rounds to zero.

(c)  The Fund received a payment from an affiliate which had an impact of less than 0.01%.

(d)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(e)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016

VARIABLE PORTFOLIO FUNDS

FINANCIAL HIGHLIGHTS (continued)

Variable Portfolio — Columbia Wanger International Equities Fund

	Year Ended December 31,
Class 2	2016	2015		2014	2013	2012
Per share data
Net asset value, beginning of period	$11.05	$12.40		$14.09	$12.06	$10.22
Income from investment operations:
Net investment income	0.05	0.09		0.12	0.12	0.13
Net realized and unrealized gain (loss)	0.15	(0.23	)(a)	(0.59)	2.45	2.03
Increase from payment by affiliate	—	—		—	—	0.00	(b)
Total from investment operations	0.20	(0.14)		(0.47)	2.57	2.16
Less distributions to shareholders:
Net investment income	(0.13)	(0.17)		(0.30)	(0.32)	(0.13)
Net realized gains	(6.22)	(1.04)		(0.92)	(0.22)	(0.19)
Total distributions to shareholders	(6.35)	(1.21)		(1.22)	(0.54)	(0.32)
Net asset value, end of period	$4.90	$11.05		$12.40	$14.09	$12.06
Total return	(0.78%)	(1.64%)		(4.05%)	22.02%	21.48	%(c)
Ratios to average net assets(d)
Total gross expenses	1.54%	1.42%		1.34%	1.37%	1.36%
Total net expenses(e)	1.36%	1.36%		1.25%	1.25%	1.25%
Net investment income	0.72%	0.76%		0.86%	0.96%	1.19%
Supplemental data
Net assets, end of period (in thousands)	$24,465	$22,960		$19,279	$14,444	$6,931
Portfolio turnover	92%	59%		32%	48%	41%

Notes to Financial Highlights

(a)  Calculation of the net gain (loss) per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gain (loss) presented in the Statement of Operations due to the timing of subscriptions and redemptions of Fund shares in relation to fluctuations in the market value of the portfolio.

(b)  Rounds to zero.

(c)  The Fund received a payment from an affiliate which had an impact of less than 0.01%.

(d)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(e)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016

VARIABLE PORTFOLIO FUNDS

FINANCIAL HIGHLIGHTS

Variable Portfolio — DFA International Value Fund

	Year Ended December 31,
Class 1	2016		2015	2014	2013		2012
Per share data
Net asset value, beginning of period	$8.91		$10.03	$11.55	$9.87		$8.63
Income from investment operations:
Net investment income	0.25		0.22	0.28	0.24		0.22
Net realized and unrealized gain (loss)	0.46		(0.92)	(1.06)	1.70		1.22
Total from investment operations	0.71		(0.70)	(0.78)	1.94		1.44
Less distributions to shareholders:
Net investment income	(0.24)		(0.21)	(0.28)	(0.26)		(0.20)
Net realized gains	(0.04)		(0.21)	(0.46)	—		—
Total distributions to shareholders	(0.28)		(0.42)	(0.74)	(0.26)		(0.20)
Net asset value, end of period	$9.34		$8.91	$10.03	$11.55		$9.87
Total return	8.33%		(7.40%)	(7.46%)	20.04%		17.01%
Ratios to average net assets(a)
Total gross expenses	0.91	%(b)	0.98%	0.99%	1.00	%(b)	0.99	%(b)
Total net expenses(c)	0.91	%(b)	0.98%	0.89%	0.89	%(b)	0.92	%(b)
Net investment income	2.89%		2.25%	2.50%	2.27%		2.40%
Supplemental data
Net assets, end of period (in thousands)	$2,000,961		$1,987,543	$1,508,393	$1,291,683		$1,580,912
Portfolio turnover	17%		12%	13%	15%		16%

Notes to Financial Highlights

(a)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(b)  Ratios include line of credit interest expense which is less than 0.01%.

(c)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016

VARIABLE PORTFOLIO FUNDS

FINANCIAL HIGHLIGHTS (continued)

Variable Portfolio — DFA International Value Fund

	Year Ended December 31,
Class 2	2016		2015	2014	2013		2012
Per share data
Net asset value, beginning of period	$8.90		$10.01	$11.53	$9.85		$8.62
Income from investment operations:
Net investment income	0.22		0.20	0.25	0.19		0.20
Net realized and unrealized gain (loss)	0.47		(0.92)	(1.06)	1.72		1.21
Total from investment operations	0.69		(0.72)	(0.81)	1.91		1.41
Less distributions to shareholders:
Net investment income	(0.22)		(0.18)	(0.25)	(0.23)		(0.18)
Net realized gains	(0.04)		(0.21)	(0.46)	—		—
Total distributions to shareholders	(0.26)		(0.39)	(0.71)	(0.23)		(0.18)
Net asset value, end of period	$9.33		$8.90	$10.01	$11.53		$9.85
Total return	8.08%		(7.56%)	(7.71%)	19.80%		16.63%
Ratios to average net assets(a)
Total gross expenses	1.16	%(b)	1.23%	1.24%	1.25	%(b)	1.24	%(b)
Total net expenses(c)	1.16	%(b)	1.23%	1.14%	1.13	%(b)	1.17	%(b)
Net investment income	2.52%		2.06%	2.25%	1.80%		2.23%
Supplemental data
Net assets, end of period (in thousands)	$12,345		$10,494	$6,751	$5,321		$2,269
Portfolio turnover	17%		12%	13%	15%		16%

Notes to Financial Highlights

(a)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(b)  Ratios include line of credit interest expense which is less than 0.01%.

(c)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016

VARIABLE PORTFOLIO FUNDS

FINANCIAL HIGHLIGHTS

Variable Portfolio — Eaton Vance Floating-Rate Income Fund

	Year Ended December 31,
Class 1	2016	2015	2014	2013	2012
Per share data
Net asset value, beginning of period	$7.75	$9.52	$9.97	$10.09	$9.93
Income from investment operations:
Net investment income	0.33	0.36	0.35	0.40	0.45
Net realized and unrealized gain (loss)	0.45	(0.43)	(0.27)	0.00 (a)	0.28
Total from investment operations	0.78	(0.07)	0.08	0.40	0.73
Less distributions to shareholders:
Net investment income	(0.79)	(1.70)	(0.44)	(0.44)	(0.49)
Net realized gains	—	—	(0.09)	(0.08)	(0.08)
Total distributions to shareholders	(0.79)	(1.70)	(0.53)	(0.52)	(0.57)
Net asset value, end of period	$7.74	$7.75	$9.52	$9.97	$10.09
Total return	10.56%	(1.41%)	0.81%	4.13%	7.59%
Ratios to average net assets(b)
Total gross expenses	0.86%	0.81%	0.79%	0.79%	0.79%
Total net expenses(c)	0.75%	0.75%	0.72%	0.72%	0.72%
Net investment income	4.26%	3.82%	3.58%	4.01%	4.46%
Supplemental data
Net assets, end of period (in thousands)	$97,843	$88,476	$521,302	$721,646	$776,324
Portfolio turnover	66%	36%	42%	95%	41%

Notes to Financial Highlights

(a)  Rounds to zero.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016

VARIABLE PORTFOLIO FUNDS

FINANCIAL HIGHLIGHTS (continued)

Variable Portfolio — Eaton Vance Floating-Rate Income Fund

	Year Ended December 31,
Class 2	2016	2015	2014	2013	2012
Per share data
Net asset value, beginning of period	$7.63	$9.39	$9.84	$9.96	$9.82
Income from investment operations:
Net investment income	0.30	0.32	0.32	0.37	0.42
Net realized and unrealized gain (loss)	0.44	(0.41)	(0.26)	0.01	0.27
Total from investment operations	0.74	(0.09)	0.06	0.38	0.69
Less distributions to shareholders:
Net investment income	(0.76)	(1.67)	(0.42)	(0.42)	(0.47)
Net realized gains	—	—	(0.09)	(0.08)	(0.08)
Total distributions to shareholders	(0.76)	(1.67)	(0.51)	(0.50)	(0.55)
Net asset value, end of period	$7.61	$7.63	$9.39	$9.84	$9.96
Total return	10.29%	(1.58%)	0.56%	3.92%	7.23%
Ratios to average net assets(a)
Total gross expenses	1.11%	1.08%	1.04%	1.04%	1.04%
Total net expenses(b)	1.00%	1.00%	0.97%	0.97%	0.97%
Net investment income	4.01%	3.71%	3.34%	3.73%	4.24%
Supplemental data
Net assets, end of period (in thousands)	$36,351	$30,923	$31,628	$28,919	$12,156
Portfolio turnover	66%	36%	42%	95%	41%

Notes to Financial Highlights

(a)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(b)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016

VARIABLE PORTFOLIO FUNDS

FINANCIAL HIGHLIGHTS

Variable Portfolio — J.P. Morgan Core Bond Fund

	Year Ended December 31,
Class 1	2016	2015	2014	2013	2012
Per share data
Net asset value, beginning of period	$10.80	$10.94	$10.61	$11.11	$10.91
Income from investment operations:
Net investment income	0.25	0.24	0.24	0.22	0.26
Net realized and unrealized gain (loss)	0.02	(0.14)	0.32	(0.47)	0.24
Total from investment operations	0.27	0.10	0.56	(0.25)	0.50
Less distributions to shareholders:
Net investment income	(0.23)	(0.21)	(0.22)	(0.23)	(0.27)
Net realized gains	(0.02)	(0.03)	(0.01)	(0.02)	(0.03)
Total distributions to shareholders	(0.25)	(0.24)	(0.23)	(0.25)	(0.30)
Net asset value, end of period	$10.82	$10.80	$10.94	$10.61	$11.11
Total return	2.48%	0.88%	5.35%	(2.23%)	4.63%
Ratios to average net assets(a)
Total gross expenses	0.56%	0.57%	0.57%	0.57%	0.58%
Total net expenses(b)	0.56%	0.56%	0.56%	0.57%	0.58%
Net investment income	2.27%	2.18%	2.23%	2.03%	2.33%
Supplemental data
Net assets, end of period (in thousands)	$3,343,966	$3,363,421	$2,940,311	$3,112,418	$2,817,256
Portfolio turnover	17%	20%	11%	16%	14%

Notes to Financial Highlights

(a)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(b)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016

VARIABLE PORTFOLIO FUNDS

FINANCIAL HIGHLIGHTS (continued)

Variable Portfolio — J.P. Morgan Core Bond Fund

	Year Ended December 31,
Class 2	2016	2015	2014	2013	2012
Per share data
Net asset value, beginning of period	$10.75	$10.90	$10.57	$11.07	$10.87
Income from investment operations:
Net investment income	0.22	0.21	0.21	0.19	0.23
Net realized and unrealized gain (loss)	0.03	(0.15)	0.33	(0.47)	0.25
Total from investment operations	0.25	0.06	0.54	(0.28)	0.48
Less distributions to shareholders:
Net investment income	(0.21)	(0.18)	(0.20)	(0.20)	(0.25)
Net realized gains	(0.02)	(0.03)	(0.01)	(0.02)	(0.03)
Total distributions to shareholders	(0.23)	(0.21)	(0.21)	(0.22)	(0.28)
Net asset value, end of period	$10.77	$10.75	$10.90	$10.57	$11.07
Total return	2.23%	0.54%	5.11%	(2.49%)	4.47%
Ratios to average net assets(a)
Total gross expenses	0.82%	0.82%	0.82%	0.82%	0.83%
Total net expenses(b)	0.81%	0.81%	0.81%	0.82%	0.83%
Net investment income	2.03%	1.94%	1.98%	1.77%	2.07%
Supplemental data
Net assets, end of period (in thousands)	$10,146	$6,999	$5,070	$4,720	$5,837
Portfolio turnover	17%	20%	11%	16%	14%

Notes to Financial Highlights

(a)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(b)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016

VARIABLE PORTFOLIO FUNDS

FINANCIAL HIGHLIGHTS

Variable Portfolio — Jennison Mid Cap Growth Fund

	Year Ended December 31,
Class 1	2016	2015		2014	2013		2012
Per share data
Net asset value, beginning of period	$18.38	$18.90		$17.28	$13.50		$11.59
Income from investment operations:
Net investment income (loss)	(0.02)	(0.04)		(0.02)	(0.01)		0.06
Net realized and unrealized gain (loss)	0.70	(0.48	)(a)	1.64	3.79		1.85
Total from investment operations	0.68	(0.52)		1.62	3.78		1.91
Net asset value, end of period	$19.06	$18.38		$18.90	$17.28		$13.50
Total return	3.70%	(2.75%)		9.37%	28.00%		16.48%
Ratios to average net assets(b)
Total gross expenses	0.90%	0.89%		0.88%	0.87	%(c)	0.87%
Total net expenses(d)	0.88%	0.88%		0.86%	0.83	%(c)	0.82%
Net investment income (loss)	(0.11%)	(0.20%)		(0.13%)	(0.09%)		0.49%
Supplemental data
Net assets, end of period (in thousands)	$411,066	$217,012		$681,556	$965,195		$1,039,067
Portfolio turnover	36%	34%		42%	37%		47%

Notes to Financial Highlights

(a)  Calculation of the net gain (loss) per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gain (loss) presented in the Statement of Operations due to the timing of subscriptions and redemptions of Fund shares in relation to fluctuations in the market value of the portfolio.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Ratios include line of credit interest expense which is less than 0.01%.

(d)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016

VARIABLE PORTFOLIO FUNDS

FINANCIAL HIGHLIGHTS (continued)

Variable Portfolio — Jennison Mid Cap Growth Fund

	Year Ended December 31,
Class 2	2016	2015		2014	2013		2012
Per share data
Net asset value, beginning of period	$18.10	$18.66		$17.11	$13.40		$11.54
Income from investment operations:
Net investment income (loss)	(0.07)	(0.08)		(0.03)	(0.05)		0.05
Net realized and unrealized gain (loss)	0.69	(0.48	)(a)	1.58	3.76		1.81
Total from investment operations	0.62	(0.56)		1.55	3.71		1.86
Net asset value, end of period	$18.72	$18.10		$18.66	$17.11		$13.40
Total return	3.43%	(3.00%)		9.06%	27.69%		16.12%
Ratios to average net assets(b)
Total gross expenses	1.15%	1.15%		1.13%	1.13	%(c)	1.12%
Total net expenses(d)	1.13%	1.13%		1.12%	1.08	%(c)	1.07%
Net investment income (loss)	(0.38%)	(0.42%)		(0.19%)	(0.33%)		0.36%
Supplemental data
Net assets, end of period (in thousands)	$13,635	$12,750		$7,891	$5,297		$2,333
Portfolio turnover	36%	34%		42%	37%		47%

Notes to Financial Highlights

(a)  Calculation of the net gain (loss) per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gain (loss) presented in the Statement of Operations due to the timing of subscriptions and redemptions of Fund shares in relation to fluctuations in the market value of the portfolio.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Ratios include line of credit interest expense which is less than 0.01%.

(d)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016

VARIABLE PORTFOLIO FUNDS

FINANCIAL HIGHLIGHTS

Variable Portfolio — MFS® Value Fund

	Year Ended December 31,
Class 1	2016	2015	2014	2013	2012
Per share data
Net asset value, beginning of period	$18.61	$18.75	$16.99	$12.51	$10.76
Income from investment operations:
Net investment income	0.37	0.59 (a)	0.31	0.25	0.24
Net realized and unrealized gain (loss)	2.24	(0.73)	1.45	4.23	1.51
Total from investment operations	2.61	(0.14)	1.76	4.48	1.75
Net asset value, end of period	$21.22	$18.61	$18.75	$16.99	$12.51
Total return	14.03%	(0.75%)	10.36%	35.81%	16.26%
Ratios to average net assets(b)
Total gross expenses	0.74%	0.73%	0.73%	0.74%	0.75%
Total net expenses(c)	0.74%	0.73%	0.73%	0.74%	0.74%
Net investment income	1.89%	3.14%	1.75%	1.71%	2.05%
Supplemental data
Net assets, end of period (in thousands)	$1,995,300	$1,925,986	$2,364,990	$2,327,134	$1,846,204
Portfolio turnover	23%	16%	13%	18%	15%

Notes to Financial Highlights

(a)  Net investment income per share includes special dividends. The effect of these dividends amounted to $0.28 per share.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016

VARIABLE PORTFOLIO FUNDS

FINANCIAL HIGHLIGHTS (continued)

Variable Portfolio — MFS® Value Fund

	Year Ended December 31,
Class 2	2016	2015	2014	2013	2012
Per share data
Net asset value, beginning of period	$18.36	$18.54	$16.84	$12.43	$10.72
Income from investment operations:
Net investment income	0.33	0.59 (a)	0.26	0.22	0.22
Net realized and unrealized gain (loss)	2.19	(0.77)	1.44	4.19	1.49
Total from investment operations	2.52	(0.18)	1.70	4.41	1.71
Net asset value, end of period	$20.88	$18.36	$18.54	$16.84	$12.43
Total return	13.73%	(0.97%)	10.09%	35.48%	15.95%
Ratios to average net assets(b)
Total gross expenses	1.00%	0.99%	0.98%	0.99%	1.00%
Total net expenses(c)	1.00%	0.99%	0.98%	0.99%	0.99%
Net investment income	1.71%	3.15%	1.48%	1.45%	1.85%
Supplemental data
Net assets, end of period (in thousands)	$33,917	$19,747	$13,953	$7,900	$2,766
Portfolio turnover	23%	16%	13%	18%	15%

Notes to Financial Highlights

(a)  Net investment income per share includes special dividends. The effect of these dividends amounted to $0.33 per share.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016

VARIABLE PORTFOLIO FUNDS

FINANCIAL HIGHLIGHTS

Variable Portfolio — Morgan Stanley Advantage Fund

	Year Ended December 31,
Class 1	2016	2015	2014	2013	2012
Per share data
Net asset value, beginning of period	$19.85	$18.60	$17.33	$13.20	$11.78
Income from investment operations:
Net investment income	0.08	0.71 (a)	0.05	0.05	0.10
Net realized and unrealized gain	0.57	0.54	1.22	4.08	1.32
Total from investment operations	0.65	1.25	1.27	4.13	1.42
Net asset value, end of period	$20.50	$19.85	$18.60	$17.33	$13.20
Total return	3.27%	6.72%	7.33%	31.29%	12.05%
Ratios to average net assets(b)
Total gross expenses	0.78%	0.76%	0.76%	0.76%	0.75%
Total net expenses(c)	0.78%	0.76%	0.76%	0.76%	0.74%
Net investment income	0.42%	3.63%	0.27%	0.33%	0.75%
Supplemental data
Net assets, end of period (in thousands)	$1,063,778	$1,209,405	$1,374,918	$1,604,396	$1,676,931
Portfolio turnover	130%	27%	18%	116%	81%

Notes to Financial Highlights

(a)  Net investment income per share includes special dividends. The effect of these dividends amounted to $0.64 per share.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016

VARIABLE PORTFOLIO FUNDS

FINANCIAL HIGHLIGHTS (continued)

Variable Portfolio — Morgan Stanley Advantage Fund

	Year Ended December 31,
Class 2	2016	2015	2014	2013	2012
Per share data
Net asset value, beginning of period	$19.57	$18.39	$17.18	$13.12	$11.73
Income from investment operations:
Net investment income	0.03	0.59 (a)	0.00 (b)	0.01	0.07
Net realized and unrealized gain	0.57	0.59	1.21	4.05	1.32
Total from investment operations	0.60	1.18	1.21	4.06	1.39
Net asset value, end of period	$20.17	$19.57	$18.39	$17.18	$13.12
Total return	3.07%	6.42%	7.04%	30.95%	11.85%
Ratios to average net assets(c)
Total gross expenses	1.03%	1.01%	1.01%	1.01%	1.00%
Total net expenses(d)	1.03%	1.01%	1.01%	1.01%	0.99%
Net investment income	0.16%	3.08%	0.03%	0.08%	0.56%
Supplemental data
Net assets, end of period (in thousands)	$6,769	$7,758	$5,944	$4,955	$3,365
Portfolio turnover	130%	27%	18%	116%	81%

Notes to Financial Highlights

(a)  Net investment income per share includes special dividends. The effect of these dividends amounted to $0.57 per share.

(b)  Rounds to zero.

(c)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(d)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016

VARIABLE PORTFOLIO FUNDS

FINANCIAL HIGHLIGHTS

Variable Portfolio — Nuveen Winslow Large Cap Growth Fund

	Year Ended December 31,
Class 1	2016	2015		2014		2013	2012
Per share data
Net asset value, beginning of period	$20.75	$19.54		$17.70		$12.96	$11.41
Income from investment operations:
Net investment income	0.02	(0.00	)(a)	(0.00	)(a)	0.01	0.04
Net realized and unrealized gain (loss)	(0.52)	1.21		1.84		4.73	1.51
Total from investment operations	(0.50)	1.21		1.84		4.74	1.55
Net asset value, end of period	$20.25	$20.75		$19.54		$17.70	$12.96
Total return	(2.41%)	6.19%		10.40%		36.57%	13.58%
Ratios to average net assets(b)
Total gross expenses	0.77%	0.76%		0.76%		0.76%	0.75%
Total net expenses(c)	0.77%	0.76%		0.76%		0.76%	0.75%
Net investment income (loss)	0.10%	(0.01%)		(0.02%)		0.07%	0.31%
Supplemental data
Net assets, end of period (in thousands)	$972,895	$1,453,564		$1,522,909		$1,326,310	$1,685,695
Portfolio turnover	91%	64%		71%		69%	63%

Notes to Financial Highlights

(a)  Rounds to zero.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016

VARIABLE PORTFOLIO FUNDS

FINANCIAL HIGHLIGHTS (continued)

Variable Portfolio — Nuveen Winslow Large Cap Growth Fund

	Year Ended December 31,
Class 2	2016	2015	2014	2013	2012
Per share data
Net asset value, beginning of period	$20.44	$19.31	$17.53	$12.87	$11.36
Income from investment operations:
Net investment income (loss)	(0.03)	(0.05)	(0.05)	(0.03)	0.02
Net realized and unrealized gain (loss)	(0.50)	1.18	1.83	4.69	1.49
Total from investment operations	(0.53)	1.13	1.78	4.66	1.51
Net asset value, end of period	$19.91	$20.44	$19.31	$17.53	$12.87
Total return	(2.59%)	5.85%	10.15%	36.21%	13.29%
Ratios to average net assets(a)
Total gross expenses	1.02%	1.01%	1.01%	1.01%	1.00%
Total net expenses(b)	1.02%	1.01%	1.01%	1.01%	1.00%
Net investment income (loss)	(0.15%)	(0.26%)	(0.27%)	(0.19%)	0.16%
Supplemental data
Net assets, end of period (in thousands)	$7,076	$6,258	$4,383	$2,663	$1,367
Portfolio turnover	91%	64%	71%	69%	63%

Notes to Financial Highlights

(a)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(b)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016

VARIABLE PORTFOLIO FUNDS

FINANCIAL HIGHLIGHTS

Variable Portfolio — Oppenheimer International Growth Fund

	Year Ended December 31,
Class 1	2016	2015	2014	2013	2012
Per share data
Net asset value, beginning of period	$11.36	$12.46	$13.63	$11.79	$10.54
Income from investment operations:
Net investment income	0.15	0.17	0.20	0.17	0.15
Net realized and unrealized gain (loss)	(0.54)	(0.41)	(0.11)	2.03	1.46
Total from investment operations	(0.39)	(0.24)	0.09	2.20	1.61
Less distributions to shareholders:
Net investment income	(0.15)	(0.17)	(0.24)	(0.21)	(0.14)
Net realized gains	(0.12)	(0.69)	(1.02)	(0.15)	(0.22)
Total distributions to shareholders	(0.27)	(0.86)	(1.26)	(0.36)	(0.36)
Net asset value, end of period	$10.70	$11.36	$12.46	$13.63	$11.79
Total return	(3.47%)	(2.27%)	0.19%	19.13%	15.74%
Ratios to average net assets(a)
Total gross expenses	0.96%	0.97%	0.98%	0.98%	0.98%
Total net expenses(b)	0.96%	0.97%	0.98%	0.98%	0.97%
Net investment income	1.37%	1.38%	1.53%	1.39%	1.34%
Supplemental data
Net assets, end of period (in thousands)	$2,270,612	$2,299,811	$2,116,606	$1,926,293	$1,982,101
Portfolio turnover	94%	19%	23%	30%	28%

Notes to Financial Highlights

(a)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(b)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016

VARIABLE PORTFOLIO FUNDS

FINANCIAL HIGHLIGHTS (continued)

Variable Portfolio — Oppenheimer International Growth Fund

	Year Ended December 31,
Class 2	2016	2015	2014	2013	2012
Per share data
Net asset value, beginning of period	$11.32	$12.42	$13.60	$11.76	$10.53
Income from investment operations:
Net investment income	0.12	0.13	0.16	0.12	0.11
Net realized and unrealized gain (loss)	(0.53)	(0.40)	(0.11)	2.05	1.47
Total from investment operations	(0.41)	(0.27)	0.05	2.17	1.58
Less distributions to shareholders:
Net investment income	(0.13)	(0.14)	(0.21)	(0.18)	(0.13)
Net realized gains	(0.12)	(0.69)	(1.02)	(0.15)	(0.22)
Total distributions to shareholders	(0.25)	(0.83)	(1.23)	(0.33)	(0.35)
Net asset value, end of period	$10.66	$11.32	$12.42	$13.60	$11.76
Total return	(3.66%)	(2.54%)	(0.08%)	18.89%	15.35%
Ratios to average net assets(a)
Total gross expenses	1.21%	1.22%	1.23%	1.24%	1.23%
Total net expenses(b)	1.21%	1.22%	1.23%	1.24%	1.22%
Net investment income	1.11%	1.09%	1.23%	0.95%	1.03%
Supplemental data
Net assets, end of period (in thousands)	$21,570	$20,973	$12,163	$6,813	$3,080
Portfolio turnover	94%	19%	23%	30%	28%

Notes to Financial Highlights

(a)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(b)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016

VARIABLE PORTFOLIO FUNDS

FINANCIAL HIGHLIGHTS

Variable Portfolio — Partners Small Cap Growth Fund

	Year Ended December 31,
Class 1	2016	2015	2014	2013	2012
Per share data
Net asset value, beginning of period	$17.33	$18.25	$18.30	$13.05	$11.74
Income from investment operations:
Net investment income (loss)	(0.04)	(0.04)	(0.08)	(0.03)	0.04
Net realized and unrealized gain (loss)	1.19	(0.88)	0.03	5.28	1.27
Total from investment operations	1.15	(0.92)	(0.05)	5.25	1.31
Net asset value, end of period	$18.48	$17.33	$18.25	$18.30	$13.05
Total return	6.64%	(5.04%)	(0.27%)	40.23%	11.16%
Ratios to average net assets(a)
Total gross expenses	0.98%	1.02%	1.02%	1.03%	1.03%
Total net expenses(b)	0.94%	0.96%	0.96%	0.96%	0.99%
Net investment income (loss)	(0.25%)	(0.20%)	(0.46%)	(0.19%)	0.33%
Supplemental data
Net assets, end of period (in thousands)	$611,339	$609,772	$536,791	$622,614	$510,214
Portfolio turnover	90%	63%	43%	53%	70%

Notes to Financial Highlights

(a)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(b)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016

VARIABLE PORTFOLIO FUNDS

FINANCIAL HIGHLIGHTS (continued)

Variable Portfolio — Partners Small Cap Growth Fund

	Year Ended December 31,
Class 2	2016	2015	2014	2013	2012
Per share data
Net asset value, beginning of period	$17.08	$18.04	$18.13	$12.96	$11.68
Income from investment operations:
Net investment income (loss)	(0.08)	(0.08)	(0.12)	(0.08)	0.03
Net realized and unrealized gain (loss)	1.17	(0.88)	0.03	5.25	1.25
Total from investment operations	1.09	(0.96)	(0.09)	5.17	1.28
Net asset value, end of period	$18.17	$17.08	$18.04	$18.13	$12.96
Total return	6.38%	(5.32%)	(0.50%)	39.89%	10.96%
Ratios to average net assets(a)
Total gross expenses	1.23%	1.27%	1.27%	1.28%	1.28%
Total net expenses(b)	1.19%	1.21%	1.21%	1.21%	1.24%
Net investment income (loss)	(0.50%)	(0.46%)	(0.70%)	(0.48%)	0.21%
Supplemental data
Net assets, end of period (in thousands)	$5,031	$4,734	$3,355	$2,841	$1,252
Portfolio turnover	90%	63%	43%	53%	70%

Notes to Financial Highlights

(a)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(b)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016

VARIABLE PORTFOLIO FUNDS

FINANCIAL HIGHLIGHTS

Variable Portfolio — Pyramis® International Equity Fund

	Year Ended December 31,
Class 1	2016	2015	2014	2013	2012
Per share data
Net asset value, beginning of period	$10.48	$10.99	$12.99	$11.24	$9.65
Income from investment operations:
Net investment income	0.20	0.15	0.23	0.20	0.23
Net realized and unrealized gain (loss)	(0.54)	(0.16)	(0.99)	2.12	1.73
Total from investment operations	(0.34)	(0.01)	(0.76)	2.32	1.96
Less distributions to shareholders:
Net investment income	(0.23)	(0.16)	(0.22)	(0.27)	(0.21)
Net realized gains	—	(0.34)	(1.02)	(0.30)	(0.16)
Total distributions to shareholders	(0.23)	(0.50)	(1.24)	(0.57)	(0.37)
Net asset value, end of period	$9.91	$10.48	$10.99	$12.99	$11.24
Total return	(3.24%)	(0.41%)	(6.73%)	21.51%	20.92%
Ratios to average net assets(a)
Total gross expenses	0.97%	0.97%	0.99%	1.00%	1.01%
Total net expenses(b)	0.96%	0.97%	0.99%	1.00%	0.98%
Net investment income	2.04%	1.37%	1.86%	1.64%	2.19%
Supplemental data
Net assets, end of period (in thousands)	$2,317,135	$2,317,553	$1,523,162	$1,427,986	$1,195,137
Portfolio turnover	50%	52%	55%	78%	66%

Notes to Financial Highlights

(a)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(b)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016

VARIABLE PORTFOLIO FUNDS

FINANCIAL HIGHLIGHTS (continued)

Variable Portfolio — Pyramis® International Equity Fund

	Year Ended December 31,
Class 2	2016	2015	2014	2013	2012
Per share data
Net asset value, beginning of period	$10.43	$10.94	$12.95	$11.21	$9.63
Income from investment operations:
Net investment income	0.18	0.13	0.19	0.14	0.19
Net realized and unrealized gain (loss)	(0.54)	(0.16)	(0.99)	2.15	1.74
Total from investment operations	(0.36)	(0.03)	(0.80)	2.29	1.93
Less distributions to shareholders:
Net investment income	(0.21)	(0.14)	(0.19)	(0.25)	(0.19)
Net realized gains	—	(0.34)	(1.02)	(0.30)	(0.16)
Total distributions to shareholders	(0.21)	(0.48)	(1.21)	(0.55)	(0.35)
Net asset value, end of period	$9.86	$10.43	$10.94	$12.95	$11.21
Total return	(3.44%)	(0.60%)	(7.02%)	21.27%	20.59%
Ratios to average net assets(a)
Total gross expenses	1.22%	1.22%	1.24%	1.25%	1.26%
Total net expenses(b)	1.21%	1.22%	1.24%	1.25%	1.24%
Net investment income	1.85%	1.13%	1.60%	1.16%	1.88%
Supplemental data
Net assets, end of period (in thousands)	$6,722	$7,749	$4,652	$3,282	$1,297
Portfolio turnover	50%	52%	55%	78%	66%

Notes to Financial Highlights

(a)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(b)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016

VARIABLE PORTFOLIO FUNDS

FINANCIAL HIGHLIGHTS

Variable Portfolio — T. Rowe Price Large Cap Value Fund

	Year Ended December 31,
Class 1	2016	2015	2014	2013	2012
Per share data
Net asset value, beginning of period	$17.16	$18.69	$17.03	$13.29	$11.66
Income from investment operations:
Net investment income	0.41	0.42	0.38	0.39	0.38
Net realized and unrealized gain (loss)	2.05	(1.95)	1.28	3.35	1.25
Total from investment operations	2.46	(1.53)	1.66	3.74	1.63
Net asset value, end of period	$19.62	$17.16	$18.69	$17.03	$13.29
Total return	14.34%	(8.19%)	9.75%	28.14%	13.98%
Ratios to average net assets(a)
Total gross expenses	0.75%	0.75%	0.74%	0.75%	0.75%
Total net expenses(b)	0.75%	0.75%	0.74%	0.75%	0.75%
Net investment income	2.30%	2.32%	2.10%	2.58%	2.98%
Supplemental data
Net assets, end of period (in thousands)	$2,168,289	$1,894,441	$2,105,199	$2,058,095	$1,843,656
Portfolio turnover	108%	59%	32%	29%	42%

Notes to Financial Highlights

(a)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(b)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016

VARIABLE PORTFOLIO FUNDS

FINANCIAL HIGHLIGHTS (continued)

Variable Portfolio — T. Rowe Price Large Cap Value Fund

	Year Ended December 31,
Class 2	2016	2015	2014	2013	2012
Per share data
Net asset value, beginning of period	$16.92	$18.48	$16.87	$13.21	$11.61
Income from investment operations:
Net investment income	0.36	0.37	0.33	0.35	0.35
Net realized and unrealized gain (loss)	2.02	(1.93)	1.28	3.31	1.25
Total from investment operations	2.38	(1.56)	1.61	3.66	1.60
Net asset value, end of period	$19.30	$16.92	$18.48	$16.87	$13.21
Total return	14.07%	(8.44%)	9.54%	27.71%	13.78%
Ratios to average net assets(a)
Total gross expenses	1.00%	1.00%	0.99%	1.00%	1.00%
Total net expenses(b)	1.00%	1.00%	0.99%	1.00%	1.00%
Net investment income	2.05%	2.06%	1.85%	2.29%	2.75%
Supplemental data
Net assets, end of period (in thousands)	$10,555	$8,459	$9,505	$6,908	$3,883
Portfolio turnover	108%	59%	32%	29%	42%

Notes to Financial Highlights

(a)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(b)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016

VARIABLE PORTFOLIO FUNDS

FINANCIAL HIGHLIGHTS

Variable Portfolio — TCW Core Plus Bond Fund

	Year Ended December 31,
Class 1	2016	2015		2014	2013	2012
Per share data
Net asset value, beginning of period	$10.40	$10.47		$10.02	$10.48	$10.62
Income from investment operations:
Net investment income	0.17	0.14		0.16	0.09	0.07
Net realized and unrealized gain (loss)	0.08	(0.12)		0.36	(0.32)	0.17
Total from investment operations	0.25	0.02		0.52	(0.23)	0.24
Less distributions to shareholders:
Net investment income	(0.13)	(0.09)		(0.07)	(0.08)	(0.20)
Net realized gains	(0.04)	(0.00	)(a)	—	(0.15)	(0.18)
Total distributions to shareholders	(0.17)	(0.09)		(0.07)	(0.23)	(0.38)
Net asset value, end of period	$10.48	$10.40		$10.47	$10.02	$10.48
Total return	2.41%	0.19%		5.15%	(2.19%)	2.32%
Ratios to average net assets(b)
Total gross expenses	0.56%	0.58%		0.60%	0.61%	0.62%
Total net expenses(c)	0.55%	0.56%		0.58%	0.61%	0.60%
Net investment income	1.61%	1.35%		1.57%	0.85%	0.69%
Supplemental data
Net assets, end of period (in thousands)	$3,079,179	$3,154,641		$2,130,226	$1,247,945	$1,479,732
Portfolio turnover	276%	351%		448%	1,233%	1,142%

Notes to Financial Highlights

(a)  Rounds to zero.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016

VARIABLE PORTFOLIO FUNDS

FINANCIAL HIGHLIGHTS (continued)

Variable Portfolio — TCW Core Plus Bond Fund

	Year Ended December 31,
Class 2	2016	2015		2014	2013	2012
Per share data
Net asset value, beginning of period	$10.36	$10.43		$9.99	$10.44	$10.59
Income from investment operations:
Net investment income	0.15	0.12		0.14	0.06	0.04
Net realized and unrealized gain (loss)	0.08	(0.13)		0.34	(0.31)	0.17
Total from investment operations	0.23	(0.01)		0.48	(0.25)	0.21
Less distributions to shareholders:
Net investment income	(0.11)	(0.06)		(0.04)	(0.05)	(0.18)
Net realized gains	(0.04)	(0.00	)(a)	—	(0.15)	(0.18)
Total distributions to shareholders	(0.15)	(0.06)		(0.04)	(0.20)	(0.36)
Net asset value, end of period	$10.44	$10.36		$10.43	$9.99	$10.44
Total return	2.17%	(0.06%)		4.81%	(2.36%)	2.05%
Ratios to average net assets(b)
Total gross expenses	0.81%	0.83%		0.85%	0.86%	0.87%
Total net expenses(c)	0.80%	0.81%		0.83%	0.86%	0.85%
Net investment income	1.38%	1.10%		1.33%	0.60%	0.40%
Supplemental data
Net assets, end of period (in thousands)	$6,052	$4,137		$3,147	$3,260	$3,684
Portfolio turnover	276%	351%		448%	1,233%	1,142%

Notes to Financial Highlights

(a)  Rounds to zero.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016

VARIABLE PORTFOLIO FUNDS

FINANCIAL HIGHLIGHTS

Variable Portfolio — Wells Fargo Short Duration Government Fund

	Year Ended December 31,
Class 1	2016	2015	2014	2013	2012
Per share data
Net asset value, beginning of period	$10.11	$10.18	$10.14	$10.33	$10.32
Income from investment operations:
Net investment income	0.09	0.07	0.05	0.05	0.11
Net realized and unrealized gain (loss)	0.02	(0.04)	0.04	(0.06)	0.10
Total from investment operations	0.11	0.03	0.09	(0.01)	0.21
Less distributions to shareholders:
Net investment income	(0.10)	(0.10)	(0.05)	(0.10)	(0.12)
Net realized gains	(0.04)	—	—	(0.08)	(0.08)
Total distributions to shareholders	(0.14)	(0.10)	(0.05)	(0.18)	(0.20)
Net asset value, end of period	$10.08	$10.11	$10.18	$10.14	$10.33
Total return	1.03%	0.32%	0.86%	(0.14%)	2.01%
Ratios to average net assets(a)
Total gross expenses	0.56%	0.60%	0.59%	0.59%	0.60%
Total net expenses(b)	0.55%	0.60%	0.59%	0.59%	0.59%
Net investment income	0.86%	0.64%	0.54%	0.47%	1.03%
Supplemental data
Net assets, end of period (in thousands)	$1,056,643	$1,197,705	$2,321,423	$2,455,893	$2,106,703
Portfolio turnover	343%	375%	445%	282%	356%

Notes to Financial Highlights

(a)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(b)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016

VARIABLE PORTFOLIO FUNDS

FINANCIAL HIGHLIGHTS (continued)

Variable Portfolio — Wells Fargo Short Duration Government Fund

	Year Ended December 31,
Class 2	2016	2015	2014	2013	2012
Per share data
Net asset value, beginning of period	$10.07	$10.14	$10.09	$10.29	$10.29
Income from investment operations:
Net investment income	0.06	0.04	0.03	0.02	0.08
Net realized and unrealized gain (loss)	0.02	(0.03)	0.04	(0.07)	0.10
Total from investment operations	0.08	0.01	0.07	(0.05)	0.18
Less distributions to shareholders:
Net investment income	(0.07)	(0.08)	(0.02)	(0.07)	(0.10)
Net realized gains	(0.04)	—	—	(0.08)	(0.08)
Total distributions to shareholders	(0.11)	(0.08)	(0.02)	(0.15)	(0.18)
Net asset value, end of period	$10.04	$10.07	$10.14	$10.09	$10.29
Total return	0.78%	0.07%	0.71%	(0.49%)	1.76%
Ratios to average net assets(a)
Total gross expenses	0.80%	0.86%	0.84%	0.84%	0.85%
Total net expenses(b)	0.80%	0.85%	0.84%	0.84%	0.84%
Net investment income	0.63%	0.40%	0.31%	0.23%	0.76%
Supplemental data
Net assets, end of period (in thousands)	$22,083	$13,574	$6,479	$2,460	$2,189
Portfolio turnover	343%	375%	445%	282%	356%

Notes to Financial Highlights

(a)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(b)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016

VARIABLE PORTFOLIO FUNDS

NOTES TO FINANCIAL STATEMENTS

December 31, 2016

Note 1. Organization

Columbia Funds Variable Series Trust II (the Trust) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Information presented in these financial statements pertains to the following series of the Trust (each, a Fund and collectively, the Funds): Columbia Variable Portfolio — U.S. Equities Fund; Variable Portfolio — American Century Diversified Bond Fund; Variable Portfolio — CenterSquare Real Estate Fund (formerly known as Variable Portfolio — Morgan Stanley Global Real Estate Fund); Variable Portfolio — Columbia Wanger International Equities Fund; Variable Portfolio — DFA International Value Fund; Variable Portfolio — Eaton Vance Floating-Rate Income Fund; Variable Portfolio — J.P. Morgan Core Bond Fund; Variable Portfolio — Jennison Mid Cap Growth Fund; Variable Portfolio — MFS® Value Fund; Variable Portfolio — Morgan Stanley Advantage Fund (formerly known as Variable Portfolio — Holland Large Cap Growth Fund); Variable Portfolio — Nuveen Winslow Large Cap Growth Fund; Variable Portfolio — Oppenheimer International Growth Fund (formerly known as Variable Portfolio — Invesco International Growth Fund); Variable Portfolio — Partners Small Cap Growth Fund; Variable Portfolio — Pyramis® International Equity Fund; Variable Portfolio — T. Rowe Price Large Cap Value Fund (formerly known as Variable Portfolio — NFJ Dividend Value Fund); Variable Portfolio — TCW Core Plus Bond Fund and Variable Portfolio — Wells Fargo Short Duration Government Fund. Effective May 1, 2016, Variable Portfolio — Holland Large Cap Growth Fund was renamed Variable Portfolio — Morgan Stanley Advantage Fund and Variable Portfolio — Invesco International Growth Fund was renamed Variable Portfolio — Oppenheimer International Growth Fund. Effective June 1, 2016, Variable Portfolio — Morgan Stanley Global Real Estate Fund was renamed Variable Portfolio — CenterSquare Real Estate Fund. Effective November 14, 2016, Variable Portfolio — NFJ Dividend value Fund was renamed Variable Portfolio — T. Rowe Price Large Cap Value Fund.

Each Fund currently operates as a diversified fund.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). Each Fund offers Class 1 and Class 2 shares to separate accounts funding variable annuity contracts and variable life insurance policies (collectively, Contracts) issued by affiliated and unaffiliated life insurance companies as well as qualified pension and retirement plans (Qualified Plans) and other qualified institutional investors (Qualified Investors) authorized by Columbia Management Investment Distributors, Inc. (the Distributor). You may not buy (nor will you own) shares of the Funds directly. You may invest by participating in a Qualified Plan or by buying a Contract and making allocations to one or more Funds. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust's organizational documents or by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own cost structure and other features.

Note 2. Summary of Significant Accounting Policies

Basis of Preparation

Each Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services — Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements.

Security Valuation

All equity securities are valued at the close of business of the New York Stock Exchange. Equity securities are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.

Debt securities generally are valued by pricing services approved by the Board of Trustees based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques that take into account, as applicable, factors

Annual Report 2016

VARIABLE PORTFOLIO FUNDS

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2016

such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as approved independent broker-dealer quotes. Debt securities for which quotations are not readily available or not believed to be reflective of market value may also be valued based upon a bid quote from an approved independent broker-dealer. Debt securities maturing in 60 days or less are valued primarily at amortized cost value, unless this method results in a valuation that management believes does not approximate market value.

Asset- and mortgage-backed securities are generally valued by pricing services, which utilize pricing models that incorporate the securities' cash flow and loan performance data. These models also take into account available market data, including trades, market quotations, and benchmark yield curves for identical or similar securities. Factors used to identify similar securities may include, but are not limited to, issuer, collateral type, vintage, prepayment speeds, collateral performance, credit ratings, credit enhancement and expected life. Asset-backed securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quote from an approved independent broker-dealer.

Senior loan securities for which reliable market quotations are readily available are generally valued by pricing services at the average of the bids received.

Foreign equity securities are valued based on the closing price on the foreign exchange in which such securities are primarily traded. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. In those situations, foreign securities will be fair valued pursuant to a policy adopted by the Board of Trustees, including, if available, utilizing a third party pricing service to determine these fair values. The third party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the New York Stock

Exchange. The fair value of a security is likely to be different from the quoted or published price, if available.

Investments in open-end investment companies, including money market funds, are valued at their latest net asset value.

Forward foreign currency exchange contracts are marked-to-market based upon foreign currency exchange rates provided by a pricing service.

Futures and options on futures contracts are valued based upon the settlement price at the close of regular trading on their principal exchanges or, in the absence of transactions, at the mean of the latest quoted bid and ask prices.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security.

The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.

GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund's Portfolio of Investments.

Foreign Currency Transactions and Translations

The values of all assets and liabilities denominated in foreign currencies are generally translated into U.S. dollars at exchange rates determined at the close of regular trading on the New York Stock Exchange. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Funds do not distinguish that portion of gains (losses) on investments

Annual Report 2016

VARIABLE PORTFOLIO FUNDS

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2016

which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.

Derivative Instruments

Certain Funds invest in certain derivative instruments, as detailed below, to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more securities, currencies, commodities, indices, or other assets or instruments. Derivatives may be used to increase investment flexibility (including to maintain cash reserves while maintaining desired exposure to certain assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligations under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell or terminate, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.

A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform its obligations under the contract. The Fund's risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty, plus any replacement costs or related amounts. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the clearinghouse or central counterparty (CCP) provides some protection in the case of clearing member default. The clearinghouse or CCP stands between the buyer and the seller of the contract; therefore, additional counterparty credit risk is failure of the clearinghouse or CCP. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker's customer account. While brokers are required to segregate customer margin from their own assets, in the event that a broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker for all its clients, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker's customers (including the Fund), potentially resulting in losses to the Fund.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivatives contract counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instrument's payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting), including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset or netting in bankruptcy, insolvency or other events.

Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the clearinghouse or CCP for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms are contract specific for over-the-counter derivatives. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund attempts to mitigate counterparty risk by only entering into

Annual Report 2016

VARIABLE PORTFOLIO FUNDS

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2016

agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

Certain ISDA Master Agreements allow counterparties of over-the-counter derivatives transactions to terminate derivatives contracts prior to maturity in the event the Fund's net asset value declines by a stated percentage over a specified time period or if the Fund fails to meet certain terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty. The Fund also has termination rights if the counterparty fails to meet certain terms of the ISDA Master Agreement. In addition to considering counterparty credit risk, the Fund would consider terminating the derivatives contracts based on whether termination would result in a net liability owed from the counterparty.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.

Forward Foreign Currency Exchange Contracts

Forward foreign currency exchange contracts are over-the-counter agreements between two parties to buy and sell a currency at a set price on a future date. Certain Funds utilized forward foreign currency exchange contracts as detailed below:

Forward Foreign Currency Exchange Contracts	Funds
To hedge the currency exposure associated with some or all of the Fund's securities	Variable Portfolio — American Century Diversified Bond Fund
To shift foreign currency exposure back to U.S. dollars	Variable Portfolio — American Century Diversified Bond Fund
To shift investment exposure from one currency to another	Variable Portfolio — American Century Diversified Bond Fund
To generate total return through long and short currency positions versus the U.S. dollar	Variable Portfolio — American Century Diversified Bond Fund
To generate interest rate differential yield	Variable Portfolio — American Century Diversified Bond Fund

The values of forward foreign currency exchange contracts fluctuate daily with changes in foreign currency exchange rates. Changes in the value of these contracts are recorded as unrealized appreciation or depreciation until the contract is exercised or has expired. The Fund will realize a gain or loss when the forward foreign currency exchange contract is closed or expires.

The use of forward foreign currency exchange contracts does not eliminate fluctuations in the prices of the

Fund's portfolio securities. The risks of forward foreign currency exchange contracts include movement in the values of the foreign currencies relative to the U.S. dollar (or other foreign currencies) and the possibility that counterparties will not complete their contractual obligations, which may be in excess of the amount reflected, if any, in the Statement of Assets and Liabilities.

Futures Contracts

Futures contracts are exchange traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. Certain Funds bought and sold futures contracts as detailed below:

Futures Contracts	Funds
To produce incremental earnings	Variable Portfolio — TCW Core Plus Bond Fund
To manage the duration and yield curve exposure of the Fund versus the benchmark	Variable Portfolio — American Century Diversified Bond Fund, Variable Portfolio — TCW Core Plus Bond Fund and Variable Portfolio — Wells Fargo Short Duration Government Fund
To maintain appropriate equity market exposure while keeping sufficient cash to accommodate daily redemptions	Columbia Variable Portfolio — U.S. Equities Fund, Variable Portfolio — Columbia Wanger International Equities Fund and Variable Portfolio — Pyramis® International Equity Fund
To manage exposure to the securities market	Variable Portfolio — Pyramis® International Equity Fund
To manage exposure to movements in interest rates	Variable Portfolio — American Century Diversified Bond Fund and Variable Portfolio — TCW Core Plus Bond Fund

Upon entering into futures contracts, the Fund bears risks that it may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.

Upon entering into futures contracts, the Fund deposits cash or securities with the broker, known as a futures commission merchant (FCM), in an amount sufficient to meet the initial margin requirement. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.

Annual Report 2016

VARIABLE PORTFOLIO FUNDS

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2016

Effects of Derivative Transactions in the Financial Statements

The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Funds, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Statement of Operations, including realized gains or losses and unrealized gains or losses. The derivative schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.

Columbia Variable Portfolio — U.S. Equities Fund

The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at December 31, 2016:

Liability Derivatives
Risk Exposure Category	Statement of Assets and Liabilities Location	Fair Value ($)
Equity risk	Component of trust capital — unrealized depreciation on futures contracts	86,450	*

*Includes cumulative appreciation (depreciation) as reported in the tables following the Portfolio of Investments. Only the current day's variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.

The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the year ended December 31, 2016:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Risk Exposure Category	Futures Contracts ($)
Equity risk	8,619,762
Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Risk Exposure Category	Futures Contracts ($)
Equity risk	(56,479)

The following table is a summary of the average outstanding volume by derivative instrument for the year ended December 31, 2016:

Derivative Instrument	Average Notional Amounts ($)*
Futures contracts — Long	9,092,371

*Based on the ending quarterly outstanding amounts for the year ended December 31, 2016.

Variable Portfolio — American Century Diversified Bond Fund

The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at December 31, 2016:

Asset Derivatives
Risk Exposure Category	Statement of Assets and Liabilities Location	Fair Value ($)
Foreign exchange risk	Unrealized appreciation on forward foreign currency exchange contracts	4,044,597
Interest rate risk	Net assets — unrealized appreciation on futures contracts	67,117	*
Total		4,111,714
Liability Derivatives
Risk Exposure Category	Statement of Assets and Liabilities Location	Fair Value ($)
Foreign exchange risk	Unrealized depreciation on forward foreign currency exchange contracts	2,815,342
Interest rate risk	Net assets — unrealized depreciation on futures contracts	517,967	*
Total		3,333,309

*Includes cumulative appreciation (depreciation) as reported in the tables following the Portfolio of Investments. Only the current day's variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.

The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the year ended December 31, 2016:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Risk Exposure Category	Forward Foreign Currency Exchange Contracts ($)	Futures Contracts ($)	Total ($)
Foreign exchange risk	(6,375,193)	—	(6,375,193)
Interest rate risk	—	(4,619,755)	(4,619,755)
Total	(6,375,193)	(4,619,755)	(10,994,948)
Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Risk Exposure Category	Forward Foreign Currency Exchange Contracts ($)	Futures Contracts ($)	Total ($)
Foreign exchange risk	1,662,392	—	1,662,392
Interest rate risk	—	(450,850)	(450,850)
Total	1,662,392	(450,850)	1,211,542

Annual Report 2016

VARIABLE PORTFOLIO FUNDS

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2016

The following table is a summary of the average outstanding volume by derivative instrument for the year ended December 31, 2016:

Derivative Instrument	Average Notional Amounts ($)*
Futures contracts — Long	104,966,153
Futures contracts — Short	75,893,008
Derivative Instrument	Average Unrealized Appreciation ($)*	Average Unrealized Depreciation ($)*
Forward foreign currency exchange contracts	4,398,393	(4,923,874)

*Based on the ending quarterly outstanding amounts for the year ended December 31, 2016.

Variable Portfolio — Columbia Wanger International Equities Fund

The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the year ended December 31, 2016:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Risk Exposure Category	Futures Contracts ($)
Equity risk	2,588,798

The following table is a summary of the average outstanding volume by derivative instrument for the year ended December 31, 2016:

Derivative Instrument	Average Notional Amounts ($)*
Futures contracts — Long	1,688,354

*Based on the daily outstanding amounts for the year ended December 31, 2016.

Variable Portfolio — Pyramis® International Equity Fund

The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at December 31, 2016:

Liability Derivatives
Risk Exposure Category	Statement of Assets and Liabilities Location	Fair Value ($)
Equity risk	Net assets — unrealized depreciation on futures contracts	349,573	*

*Includes cumulative appreciation (depreciation) as reported in the tables following the Portfolio of Investments. Only the current day's variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.

The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the year ended December 31, 2016:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Risk Exposure Category	Futures Contracts ($)
1,296,685
Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Risk Exposure Category	Futures Contracts ($)
Equity risk	(2,111,492)

The following table is a summary of the average outstanding volume by derivative instrument for the year ended December 31, 2016:

Derivative Instrument	Average Notional Amounts ($)*
Futures contracts — Long	87,962,150

*Based on the ending quarterly outstanding amounts for the year ended December 31, 2016.

Variable Portfolio — TCW Core Plus Bond Fund

The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at December 31, 2016:

Liability Derivatives
Risk Exposure Category	Statement of Assets and Liabilities Location	Fair Value ($)
Interest rate risk	Net assets — unrealized depreciation on futures contracts	640,965	*

*Includes cumulative appreciation (depreciation) as reported in the tables following the Portfolio of Investments. Only the current day's variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.

The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the year ended December 31, 2016:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Risk Exposure Category	Futures Contracts ($)
Interest rate risk	(1,089,611)
Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Risk Exposure Category	Futures Contracts ($)
Interest rate risk	(386,678)

Annual Report 2016

VARIABLE PORTFOLIO FUNDS

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2016

The following table provides a summary of the average outstanding volume by derivative instrument for the year ended December 31, 2016:

Derivative Instrument	Average Notional Amounts ($)*
Futures contracts — Long	289,870,312

*Based on the ending quarterly outstanding amounts for the year ended December 31, 2016.

Variable Portfolio — Wells Fargo Short Duration Government Fund

The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at December 31, 2016:

Asset Derivatives
Risk Exposure Category	Statement of Assets and Liabilities Location	Fair Value ($)
Interest rate risk	Net assets — unrealized appreciation on futures contracts	400,145	*
Liability Derivatives
Risk Exposure Category	Statement of Assets and Liabilities Location	Fair Value ($)
Interest rate risk	Net assets — unrealized depreciation on futures contracts	233,008	*

*Includes cumulative appreciation (depreciation) as reported in the tables following the Portfolio of Investments. Only the current day's variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.

The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the year ended December 31, 2016:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Risk Exposure Category	Futures Contracts ($)
Interest rate risk	700,736
Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Risk Exposure Category	Futures Contracts ($)
Interest rate risk	167,137

The following table is a summary of the average outstanding volume by derivative instrument for the year ended December 31, 2016:

Derivative Instrument	Average Notional Amounts ($)*
Futures contracts — Long	107,238,563
Futures contracts — Short	45,773,399

*Based on the ending quarterly outstanding amounts for the year ended December 31, 2016.

Investments in Senior Loans

Certain Funds may invest in senior loan assignments. When the Fund purchases an assignment of a senior loan, the Fund typically has direct rights against the borrower; provided, however, that the Fund's rights may be more limited than the lender from which it acquired the assignment and the Fund may be able to enforce its rights only through an administrative agent. Although certain senior loan assignments are secured by collateral, the Fund could experience delays or limitations in realizing such collateral or have its interest subordinated to other indebtedness of the obligor. In the event that the administrator or collateral agent of a loan becomes insolvent, enters into receivership or bankruptcy, the Fund may incur costs and delays in realizing payment or may suffer a loss of principal and/or interest. The risk of loss is greater for unsecured or subordinated loans. In addition, senior loan assignments are vulnerable to market, economic or other conditions or events that may reduce the demand for senior loan assignments and certain senior loan assignments which were liquid, when purchased, may become illiquid.

The Fund may enter into senior loan assignments where all or a portion of the loan may be unfunded. The Fund is obligated to fund these commitments at the borrower's discretion. These commitments are generally traded and priced in the same manner as other senior loan securities and are disclosed as unfunded senior loan commitments in the Fund's Portfolio of Investments with a corresponding payable for investments purchased. The Fund designates cash or liquid securities to cover these commitments.

Asset- and Mortgage-Backed Securities

Certain Funds may invest in asset-backed and mortgage-backed securities. The maturity dates shown represent the original maturity of the underlying obligation. Actual maturity may vary based upon prepayment activity on these obligations. All, or a portion, of the obligation may be prepaid at any time because the underlying asset may be prepaid. As a result, decreasing market interest rates could result in an increased level of prepayment. An increased prepayment rate will have the effect of shortening the maturity of the security. Unless otherwise noted, the coupon rates presented are fixed rates.

Delayed Delivery Securities

Certain Funds may trade securities on other than normal settlement terms, including securities purchased or sold on a "when-issued" basis. This may increase risk to the Fund since the other party to the transaction may fail to deliver, which could cause the Fund to subsequently invest at less advantageous prices. The Fund designates

Annual Report 2016

VARIABLE PORTFOLIO FUNDS

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2016

cash or liquid securities in an amount equal to the delayed delivery commitment.

To Be Announced Securities

Certain Funds may trade securities on a To Be Announced (TBA) basis. As with other delayed-delivery transactions, a seller agrees to issue a TBA security at a future date. However, the seller does not specify the particular securities to be delivered. Instead, the Fund agrees to accept any security that meets specified terms.

In some cases, Master Securities Forward Transaction Agreements (MSFTAs) may be used to govern transactions of certain forward-settling agency mortgage-backed securities, such as delayed-delivery and TBAs, between the Fund and counterparty. The MSFTA maintains provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral relating to such transactions.

Mortgage Dollar Roll Transactions

Certain Funds may enter into mortgage "dollar rolls" in which the Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar but not identical securities (same type, coupon and maturity) on a specified future date. During the roll period, the Fund loses the right to receive principal and interest paid on the securities sold. However, the Fund will benefit because it receives negotiated amounts in the form of reductions of the purchase price for the future purchase plus the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. The Fund records the incremental difference between the forward purchase and sale of each forward roll as a realized gain or loss. Unless any realized gains exceed the income, capital appreciation, and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique will diminish the investment performance of the Fund compared to what the performance would have been without the use of mortgage dollar rolls. All cash proceeds will be invested in instruments that are permissible investments for the Fund. The Fund identifies cash or liquid securities in an amount equal to the forward purchase price.

For financial reporting and tax purposes, the Fund treats "to be announced" mortgage dollar rolls as two separate transactions, one involving the purchase of a security and a separate transaction involving a sale. These transactions may increase the Fund's portfolio turnover rate. The Fund does not currently enter into mortgage dollar rolls that are accounted for as financing transactions.

Mortgage dollar rolls involve the risk that the market value of the securities the Fund is obligated to repurchase may decline below the repurchase price, or that the counterparty may default on its obligations.

Treasury Inflation Protected Securities

Certain Funds may invest in treasury inflation protected securities (TIPS). The principal amount of TIPS is adjusted periodically and is increased for inflation or decreased for deflation based on a monthly published index. These adjustments are recorded as interest income in the Statement of Operations. Coupon payments are based on the adjusted principal at the time the interest is paid.

Interest Only and Principal Only Securities

Certain Funds may invest in Interest Only (IO) or Principal Only (PO) securities. IOs are stripped securities entitled to receive all of the security's interest, but none of its principal. IOs are particularly sensitive to changes in interest rates and therefore subject to greater fluctuations in price than typical interest bearing debt securities. IOs are also subject to credit risk because the Fund may not receive all or part of the interest payments if the issuer, obligor, guarantor or counterparty defaults on its obligation. Payments received for IOs are included in interest income on the Statement of Operations. Because no principal will be received at the maturity of an IO, adjustments are made to the cost of the security on a monthly basis until maturity. These adjustments are included in interest income on the Statement of Operations. POs are stripped securities entitled to receive the principal from the underlying obligation, but not the interest. POs are particularly sensitive to changes in interest rates and therefore are subject to fluctuations in price. POs are also subject to credit risk because the Fund may not receive all or part of its principal if the issuer, obligor, guarantor or counterparty defaults on its obligation. The Fund may also invest in IO or PO stripped mortgage-backed securities. Payments received for POs are treated as reductions to the cost and par value of the securities.

Offsetting of Assets and Liabilities

The following table presents the Fund's gross and net amount of assets and liabilities available for offset under

Annual Report 2016

VARIABLE PORTFOLIO FUNDS

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2016

netting arrangements as well as any related collateral received or pledged by the Fund as of December 31, 2016:

Variable Portfolio — American Century Diversified Bond Fund

	JPMorgan ($)	UBS ($)	Total ($)
Assets
Forward foreign currency exchange contracts	2,051,199	1,993,398	4,044,597
Liabilities
Forward foreign currency exchange contracts	1,577,703	1,237,639	2,815,342
Total Financial and Derivative Net Assets	473,496	755,759	1,229,255
Total collateral received (pledged)(a)	—	—	—
Net Amount(b)	473,496	755,759	1,229,255

(a) In some instances, the actual collateral received and/or pledged may be more than the amount shown due to overcollateralization.

(b) Represents the net amount due from/(to) counterparties in the event of default.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Trade date for senior loans purchased in the primary market is the date on which the loan is allocated. Trade date for senior loans purchased in the secondary market is the date on which the transaction is entered into.

Income Recognition

Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted. For convertible securities, premiums attributable to the conversion feature are not amortized. The Fund classifies gains and losses realized on prepayments received on mortgage-backed securities as adjustments to interest income.

Certain Funds may place a debt security on non-accrual status and reduce related interest income when it becomes probable that the interest will not be collected and the amount of uncollectible interest can be reasonably estimated. A defaulted debt security is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured.

Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.

The Funds may receive distributions from holdings in equity securities, business development companies (BDCs), exchange traded funds, other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information on the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by the Fund's management. Management's estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.

Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.

The value of additional securities received as an income payment is recorded as income and increases the cost basis of such securities.

Certain Funds may receive other income from senior loans, including amendment fees, consent fees and commitment fees. These fees are recorded as income when received by the Fund. These amounts are included in Interest Income in the Statement of Operations.

Expenses

General expenses of the Trust are allocated to the Funds and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses which are charged directly to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of a Fund on a daily basis, based on the relative net assets of

Annual Report 2016

VARIABLE PORTFOLIO FUNDS

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2016

each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

For federal income tax purposes, each Fund is treated as a separate entity.

Columbia Variable Portfolio — U.S. Equities Fund, Variable Portfolio — Jennison Mid Cap Growth Fund, Variable Portfolio — MFS® Value Fund, Variable Portfolio — Morgan Stanley Advantage Fund, Variable Portfolio — Nuveen Winslow Large Cap Growth Fund, Variable Portfolio — Partners Small Cap Growth Fund and Variable Portfolio — T. Rowe Price Large Cap Value Fund are treated as partnerships for federal income tax purposes, and these Funds do not expect to make regular distributions. These Funds will not be subject to federal income tax, and therefore, there are no provisions for federal income taxes. The partners of these Funds are subject to tax on their distributive share of each Fund's income and loss. The components of each Fund's net assets are reported at the partner level for federal income tax purposes, and therefore, are not presented in the Statement of Assets and Liabilities.

Variable Portfolio — American Century Diversified Bond Fund, Variable Portfolio — CenterSquare Real Estate Fund, Variable Portfolio — Columbia Wanger International Equities Fund, Variable Portfolio — DFA International Value Fund, Variable Portfolio — Eaton Vance Floating-Rate Income Fund, Variable Portfolio — J.P. Morgan Core Bond Fund, Variable Portfolio — Oppenheimer International Growth Fund, Variable Portfolio — Pyramis® International Equity Fund, Variable Portfolio — TCW Core Plus Bond Fund and Variable Portfolio — Wells Fargo Short Duration Government Fund intend to qualify each year as separate "regulated investment companies" under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of their taxable income for their tax year, and as such will not be subject to federal income taxes. In addition, because the Funds meet the exception under Internal Revenue Code Section 4982(f), the Funds expect not to be subject to federal excise tax. Therefore, no federal income or excise tax provisions are recorded.

Foreign Taxes

The Funds may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.

Distributions to Subaccounts

Distributions to the subaccounts of Contracts, Qualified Plans and Qualified Investors are recorded at the close of business on the record date and are payable on the first business day following the record date. Dividends from net investment income, if any, are declared and distributed quarterly, when available, for Variable Portfolio — Columbia Wanger International Equities Fund, Variable Portfolio — DFA International Value Fund, Variable Portfolio — Oppenheimer International Growth Fund and Variable Portfolio — Pyramis® International Equity Fund. Dividends from net investment income, if any, are declared and distributed annually, when available, for Variable Portfolio — American Century Diversified Bond Fund, Variable Portfolio — CenterSquare Real Estate Fund, Variable Portfolio — Eaton Vance Floating-Rate Income Fund, Variable Portfolio — J.P. Morgan Core Bond Fund, Variable Portfolio — TCW Core Plus Bond Fund and Variable Portfolio — Wells Fargo Short Duration Government Fund. Capital gain distributions, when available, will be made annually. However, an additional capital gain distribution may be made during the fiscal year in order to comply with the Internal Revenue Code, as applicable to registered investment companies. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. All dividends and distributions are reinvested in additional shares of the applicable share class of each Fund at the net asset value as of the ex-dividend date of the distribution.

Guarantees and Indemnifications

Under the Trust's organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund's contracts with their service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Funds cannot be determined, and

Annual Report 2016

VARIABLE PORTFOLIO FUNDS

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2016

the Funds have no historical basis for predicting the likelihood of any such claims.

Investment Company Reporting Modernization

In October 2016, the U.S. Securities and Exchange Commission adopted new rules and forms, and amendments to certain current rules and forms, to modernize reporting and disclosure of information by registered investment companies. The amendments to Regulation S-X will require standardized, enhanced disclosure about derivatives in investment company financial statements, and will also change the rules governing the form and content of such financial statements. The amendments to Regulation S-X take effect on August 1, 2017. At this time, management is assessing the anticipated impact of these regulatory developments.

Note 3. Fees and Other Transactions with Affiliates

Management Services Fees

Effective May 1, 2016, each Fund entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides each Fund with investment research and advice, as well as administrative and accounting services. The Investment Manager is responsible for the ultimate oversight of investments made by each Fund. Each Fund, as described below, has entered into Subadvisory Agreements such that day-to-day portfolio management of the Funds is provided by the Funds' subadvisers. See Subadvisory Agreements below. The management services fee is an annual fee that is equal to a percentage of each Fund's average daily net assets that declines as each Fund's net assets increase. Prior to May 1, 2016, each Fund paid the Investment Manager an annual fee for advisory services under an Investment Management Services Agreement and a separate annual fee for administrative and accounting services under an Administrative Services Agreement.

The fee rate range and effective management services fee rate for each Fund as a percentage of each Fund's average daily net assets for the year ended December 31, 2016 (reflecting all advisory and administrative services fees paid to the Investment Manager) was as follows:

	High (%)	Low (%)	Effective Management Services Fee (%)
Columbia Variable Portfolio — U.S. Equities Fund	0.870	0.750	0.835
Variable Portfolio — American Century Diversified Bond Fund	0.550	0.415	0.481
Variable Portfolio — CenterSquare Real Estate Fund	0.750	0.660	0.790	(a)
Variable Portfolio — Columbia Wanger International Equities Fund	1.030	0.770	1.023
Variable Portfolio — DFA International Value Fund	0.870	0.670	0.827	(b)
Variable Portfolio — Eaton Vance Floating-Rate Income Fund	0.700	0.570	0.700
Variable Portfolio — J.P. Morgan Core Bond Fund	0.550	0.415	0.496
Variable Portfolio — Jennison Mid Cap Growth Fund	0.810	0.680	0.810
Variable Portfolio — MFS® Value Fund	0.710	0.530	0.674
Variable Portfolio — Morgan Stanley Advantage Fund	0.710	0.530	0.702
Variable Portfolio — Nuveen Winslow Large Cap Growth Fund	0.710	0.530	0.698
Variable Portfolio — Oppenheimer International Growth Fund	0.930	0.750	0.882
Variable Portfolio — Partners Small Cap Growth Fund	0.870	0.750	0.901	(c)
Variable Portfolio — Pyramis® International Equity Fund	0.930	0.750	0.884
Variable Portfolio — T. Rowe Price Large Cap Value Fund	0.710	0.530	0.677
Variable Portfolio — TCW Core Plus Bond Fund	0.500	0.340	0.490	(d)
Variable Portfolio — Wells Fargo Short Duration Government Fund	0.430	0.280	0.485	(e)

(a) For Variable Portfolio — CenterSquare Real Estate Fund, prior to May 1, 2016, the investment management fee was an annual fee that was equal to a percentage of the Fund's average daily net assets that declined from 0.85% to 0.75% as the Fund's net assets increased. The administration fee was an annual fee that was equal to a percentage of the Fund's average daily net assets that declined from 0.08% to 0.05% as the Fund's net assets increased.

(b) For Variable Portfolio — DFA International Value Fund, prior to May 1, 2016, the investment management fee was an annual fee that was equal to a percentage of the Fund's average daily net assets that declined from 0.85% to 0.70% as the Fund's net assets increased. The administration fee was an annual fee that was equal to a percentage of the Fund's average daily net assets that declined from 0.08% to 0.05% as the Fund's net assets increased.

(c) For Variable Portfolio — Partners Small Cap Growth Fund, prior to July 1, 2016, the investment management fee was an annual fee that

Annual Report 2016

VARIABLE PORTFOLIO FUNDS

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2016

was equal to a percentage of the Fund's average daily net assets that declined from 0.98% to 0.85% as the Fund's net assets increased. Prior to May 1, 2016, the investment management fee was an annual fee that was equal to a percentage of the Fund's average daily net assets that declined from 0.90% to 0.80% as the Fund's net assets increased. The administration fee was an annual fee that was equal to a percentage of the Fund's average daily net assets that declined from 0.08% to 0.05% as the Fund's net assets increased.

(d) For Variable Portfolio — TCW Core Plus Bond Fund, prior to May 1, 2016, the Investment Manager contractually agreed to waive 0.05% of its advisory fee (from 0.48% to 0.43%) on the first $1 billion of assets of the Fund. From May 1, 2016 to June 30, 2016, the management services fee, which reflects all advisory and administrative services fees paid to the Investment Manager, was an annual fee that was equal to a percentage of the Fund's average daily net assets that declined from 0.550% to 0.415% as the Fund's net assets increased. From May 1, 2016 to June 30, 2016 the Investment Manager contractually agreed to waive 0.05% of its management fee, which reflects all advisory and administrative services fees paid to the Investment Manager, from 0.550% to 0.500% on the first $500 million of assets and from 0.545% to 0.495% on the next $500 million of assets of the Fund. The effective management services fee rate reflecting all advisory and administrative services fees paid to the Investment Manager, net of any waivers, was 0.482% of the Fund's average daily net assets.

(e) For Variable Portfolio — Wells Fargo Short Duration Government Fund, prior to July 1, 2016, the investment management fee was an annual fee that was equal to a percentage of the Fund's average daily net assets that declined from 0.550% to 0.415% as the Fund's net assets increased. Prior to May 1, 2016, the investment management fee was an annual fee that was equal to a percentage of the Fund's average daily net assets that declined from 0.480% to 0.375% as the Fund's net assets increased. The administration fee was an annual fee that was equal to a percentage of the Fund's average daily net assets that declined from 0.07% to 0.04% as the Fund's net assets increased.

For the period from January 1, 2016 through April 30, 2016, the investment advisory services fee paid, net of fee waivers, to the Investment Manager and the administrative services fee paid to the Investment Manager was as follows:

Fund	Investment Advisory Services Fee ($)	Administrative Services Fee ($)
Columbia Variable Portfolio — U.S. Equities Fund	3,193,418	321,803
Variable Portfolio — American Century Diversified Bond Fund	5,975,793	830,095
Variable Portfolio — CenterSquare Real Estate Fund	579,504	54,542
Variable Portfolio — Columbia Wanger International Equities Fund	781,399	66,048
Variable Portfolio — DFA International Value Fund	5,168,272	462,793
Variable Portfolio — Eaton Vance Floating-Rate Income Fund	246,065	27,341
Variable Portfolio — J.P. Morgan Core Bond Fund	4.861,434	681,516
Variable Portfolio — Jennison Mid Cap Growth Fund	544,294	43,542
Variable Portfolio — MFS® Value Fund	3,882,003	334,452
Fund	Investment Advisory Services Fee ($)	Administrative Services Fee ($)
Variable Portfolio — Morgan Stanley Advantage Fund	2,357,826	207,409
Variable Portfolio — Nuveen Winslow Large Cap Growth Fund	2,742,869	239,496
Variable Portfolio — Oppenheimer International Growth Fund	6,000,754	542,705
Variable Portfolio — Partners Small Cap Growth Fund	1,650,861	151,439
Variable Portfolio — Pyramis® International Equity Fund	5,840,536	526,683
Variable Portfolio — T. Rowe Price Large Cap Value Fund	3,890,437	335,207
Variable Portfolio — TCW Core Plus Bond Fund	4,416,081	643,995
Variable Portfolio — Wells Fargo Short Duration Government Fund	1,867,937	260,536

Subadvisory Agreements

The Investment Manager may contract with and compensate subadvisers to manage the investment of each Fund's assets. The Investment Manager has entered into Subadvisory Agreements with the following subadvisers:

Fund	Subadviser
Columbia Variable Portfolio — U.S. Equities Fund	Columbia Wanger Asset Management, LLC(a)
Variable Portfolio — American Century Diversified Bond Fund	American Century Investment Management, Inc.
Variable Portfolio — CenterSquare Real Estate Fund	CenterSquare Investment Management, Inc.(b)
Variable Portfolio — Columbia Wanger International Equities Fund	Columbia Wanger Asset Management, LLC(a)
Variable Portfolio — DFA International Value Fund	Dimensional Fund Advisors LP
Variable Portfolio — Eaton Vance Floating-Rate Income Fund	Eaton Vance Management
Variable Portfolio — J.P. Morgan Core Bond Fund	J.P. Morgan Investment Management Inc.
Variable Portfolio — Jennison Mid Cap Growth Fund	Jennison Associates LLC
Variable Portfolio — MFS® Value Fund	Massachusetts Financial Services Company
Variable Portfolio — Morgan Stanley Advantage Fund	Morgan Stanley Investment Management Inc.(c)
Variable Portfolio — Nuveen Winslow Large Cap Growth Fund	Winslow Capital Management, LLC
Variable Portfolio — Oppenheimer International Growth Fund	OppenheimerFunds, Inc.(d)
Variable Portfolio — Partners Small Cap Growth Fund	Kennedy Capital Management, Inc.(e) The London Company(f) Wells Capital Management Incorporated

Annual Report 2016

VARIABLE PORTFOLIO FUNDS

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2016

Fund	Subadviser
Variable Portfolio — Pyramis® International Equity Fund	FIAM LLC (doing business as Pyramis Global Advisors)(g)
Variable Portfolio — T. Rowe Price Large Cap Value Fund	T. Rowe Price Associates, Inc. (T. Rowe Price)(h)
Variable Portfolio — TCW Core Plus Bond Fund	TCW Investment Management Company LLC
Variable Portfolio — Wells Fargo Short Duration Government Fund	Wells Capital Management Incorporated

(a) A wholly-owned subsidiary of the Investment Manager.

(b) Effective June 1, 2016, the Investment Manager entered into a Subadvisory Agreement with CenterSquare Investment Management, Inc. to serve as the subadviser to the Fund. Prior to June 1, 2016, Morgan Stanley Investment Management Inc. served as the subadviser to the Fund.

(c) Effective May 1, 2016, the Investment Manager entered into a Subadvisory Agreement with Morgan Stanley Investment Management Inc. to serve as the subadviser to the Fund. Prior to May 1, 2016, Holland Capital Management LLC served as the subadviser to the Fund.

(d) Effective May 1, 2016, the Investment Manager entered into a Subadvisory Agreement with OppenheimerFunds, Inc. to serve as the subadviser to the Fund. Prior to May 1, 2016, Invesco Advisers, Inc. served as the subadviser to the Fund.

(e) Effective November 14, 2016, the Investment Manager entered into a Subadvisory Agreement with Kennedy Capital Management, Inc. to serve as a subadviser to the Fund. Prior to November 14, 2016, Palisade Capital Management, L.L.C. served as a subadviser to the Fund.

(f) London Company of Virginia, doing business as The London Company.

(g) Effective January 28, 2016, Pyramis Global Advisors, LLC changed its name to FIAM LLC and will continue to do business as Pyramis Global Advisors.

(h) Effective November 14, 2016, the Investment Manager entered into a Subadvisory Agreement with T. Rowe Price to serve as the subadviser to the Fund. Prior to November 14, 2016, NFJ Investment Group LLC served as the subadviser to the Fund.

For Variable Portfolio — Partners Small Cap Growth Fund, each subadviser manages a portion of the assets of the Fund. New investments, net of any redemptions, are allocated to each subadviser in accordance with the Investment Manager's determination, subject to the oversight of the Board of Trustees, of the allocation that is in the best interest of the Fund's shareholders. Each subadviser's proportionate share of investments in the Fund will vary due to market fluctuations.

Other Expenses

Other expenses are for, among other things, miscellaneous expenses of the Funds or the Board of Trustees, including payments to Board Services Corp., a company providing limited administrative services to the Funds and the Board of Trustees. That company's expenses include boardroom and office expense, employee compensation, employee health and retirement benefits and certain other expenses. For the year ended December 31, 2016, other expenses paid by the Fund to this company were as follows:

Fund	Amount ($)
Columbia Variable Portfolio — U.S. Equities Fund	828
Variable Portfolio — American Century Diversified Bond Fund	1,950
Variable Portfolio — CenterSquare Real Estate Fund	372
Variable Portfolio — Columbia Wanger International Equities Fund	400
Variable Portfolio — DFA International Value Fund	1,051
Variable Portfolio — Eaton Vance Floating-Rate Income Fund	338
Variable Portfolio — J.P. Morgan Core Bond Fund	1,604
Variable Portfolio — Jennison Mid Cap Growth Fund	380
Variable Portfolio — MFS® Value Fund	1,041
Variable Portfolio — Morgan Stanley Advantage Fund	760
Variable Portfolio — Nuveen Winslow Large Cap Growth Fund	852
Variable Portfolio — Oppenheimer International Growth Fund	1,180
Variable Portfolio — Partners Small Cap Growth Fund	526
Variable Portfolio — Pyramis® International Equity Fund	1,179
Variable Portfolio — T. Rowe Price Large Cap Value Fund	1,020
Variable Portfolio — TCW Core Plus Bond Fund	1,520
Variable Portfolio — Wells Fargo Short Duration Government Fund	764

Compensation of Board Members

Board of Trustee members, who are not officers or employees of the Investment Manager or Ameriprise Financial, are compensated for their services to the Funds as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Plan), these Board of Trustee members may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. Each Fund's liability for these amounts is adjusted for market value changes and remains in the Funds until distributed in accordance with the Plan. All amounts payable under the Plan constitute a general unsecured obligation of the Funds.

Compensation of Chief Compliance Officer

The Board of Trustees has appointed a Chief Compliance Officer to the Funds in accordance with federal securities regulations. The Funds are allocated a portion of the expenses associated with the Chief Compliance Officer based on relative net assets of the Trust.

Annual Report 2016

VARIABLE PORTFOLIO FUNDS

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2016

Transactions with Affiliates

For the year ended December 31, 2016, certain Funds engaged in purchase and/or sale transactions with affiliates and/or accounts that have a common investment manager (or affiliated investment managers), common directors/trustees, and/or common officers. Those purchase and sale transactions complied with provisions of Rule 17a-7 under the 1940 Act for each Fund aggregated to:

	Purchases ($)	Sales ($)	Realized Gain/ (Loss) from Sale Transactions ($)
Columbia Variable Portfolio — U.S. Equities Fund	—	7,932,563	(163,142)
Variable Portfolio — CenterSquare Real Estate Fund	17,585	—	—
Variable Portfolio — Columbia Wanger International Equities Fund	11,766,607	2,404,380	176,765
Variable Portfolio — MFS® Value Fund	1,493,561	1,535,826	557,204
Variable Portfolio — Pyramis® International Equity Fund	21,018,352	29,484,401	1,009,225

Transfer Agency Fees

The Funds have a Transfer and Dividend Disbursing Agent Agreement with Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial. The annual fee rate under this agreement is 0.06% of each Fund's average daily net assets attributable to each share class.

Distribution Fees

The Funds have an agreement with the Distributor, an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution services. Under a Plan and Agreement of Distribution, each Fund pays a fee at an annual rate of up to 0.25% of each Fund's average daily net assets attributable to Class 2 shares. The Funds pay no distribution and service fees for Class 1 shares.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the periods disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that each Fund's net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Funds' custodian, do not exceed the following annual rates as a percentage of the class' average daily net assets:

	May 1, 2016 through April 30, 2017		Prior to May 1, 2016
	Class 1	Class 2	Class 1	Class 2
Columbia Variable Portfolio — U.S. Equities Fund	0.93%	1.18%	0.96%	1.21%
Variable Portfolio — American Century Diversified Bond Fund	0.56	0.81	0.56	0.81
Variable Portfolio — CenterSquare Real Estate Fund	0.84	1.09	1.03	1.28
Variable Portfolio — Columbia Wanger International Equities Fund	1.11	1.36	1.11	1.36
Variable Portfolio — DFA International Value Fund	0.99	1.24	1.02	1.27
Variable Portfolio — Eaton Vance Floating-Rate Income Fund	0.75	1.00	0.75	1.00
Variable Portfolio — J.P. Morgan Core Bond Fund	0.56	0.81	0.56	0.81
Variable Portfolio — Jennison Mid Cap Growth Fund	0.88	1.13	0.88	1.13
Variable Portfolio — MFS® Value Fund	0.77	1.02	0.75	1.00
Variable Portfolio — Morgan Stanley Advantage Fund	0.79	1.04	0.79	1.04
Variable Portfolio — Nuveen Winslow Large Cap Growth Fund	0.79	1.04	0.79	1.04
Variable Portfolio — Oppenheimer International Growth Fund	1.00	1.25	1.00	1.25
Variable Portfolio — Partners Small Cap Growth Fund	0.93	1.18	0.96	1.21

Annual Report 2016

VARIABLE PORTFOLIO FUNDS

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2016

	May 1, 2016 through April 30, 2017		Prior to May 1, 2016
	Class 1	Class 2	Class 1	Class 2
Variable Portfolio — Pyramis® International Equity Fund	0.96%	1.21%	0.99%	1.24%
Variable Portfolio — T. Rowe Price Large Cap Value Fund	0.76	1.01	0.76	1.01
Variable Portfolio — TCW Core Plus Bond Fund	0.59	0.84	0.59	0.84
Variable Portfolio — Wells Fargo Short Duration Government Fund	0.56	0.81	0.60	0.85

Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend and interest expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.

Note 4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.

At December 31, 2016, these differences are primarily due to differing treatment for capital loss carryforwards, principal and/or interest from fixed income securities, deferral/reversal of wash sale losses, Trustees' deferred compensation, distribution reclassifications, foreign currency transactions, investments in partnerships, passive foreign investment company (PFIC) holdings, former PFIC holding, derivative investments, earnings profits distributed to shareholders on the redemption of shares, tax straddles, IO/PO adjustment and TIPS. To the extent these differences are permanent, reclassifications are made among the components of the Fund's net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications.

Fund	Undistributed (Excess of Distributions Over) Net Investment Income ($)	Accumulated Net Realized Gain (Loss) ($)	Paid-in Capital Increase (Decrease) ($)
Variable Portfolio — American Century Diversified Bond Fund	(10,379,977)	10,379,977	—
Variable Portfolio — CenterSquare Real Estate Fund	4,290,658	(4,288,128)	(2,530)
Variable Portfolio — Columbia Wanger International Equities Fund	1,182,646	(37,191,599)	36,008,953
Variable Portfolio — DFA International Value Fund	(92,026)	92,026	—
Variable Portfolio — Eaton Vance Floating-Rate Income Fund	—	—	—
Variable Portfolio — J.P. Morgan Core Bond Fund	35,898	(35,898)	—
Variable Portfolio — Oppenheimer International Growth Fund	6,624,288	(6,624,288)	—
Variable Portfolio — Pyramis® International Equity Fund	365,083	(365,084)	1
Variable Portfolio — TCW Core Plus Bond Fund	58,320	(58,320)	—
Variable Portfolio — Wells Fargo Short Duration Government Fund	—	—	—

Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by these reclassifications.

Annual Report 2016

VARIABLE PORTFOLIO FUNDS

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2016

The tax character of distributions paid during the years indicated was as follows:

	Year Ended December 31, 2016			Year Ended December 31, 2015
Fund	Ordinary Income ($)	Long-Term Capital Gains ($)	Total ($)	Ordinary Income ($)	Long-Term Capital Gains ($)	Total ($)
Variable Portfolio — American Century Diversified Bond Fund	80,526,854	—	80,526,854	119,524,819	—	119,524,819
Variable Portfolio — CenterSquare Real Estate Fund	4,661,079	12,283,076	16,944,155	12,318,475	31,129,883	43,448,358
Variable Portfolio — Columbia Wanger International Equities Fund	2,713,036	48,916,791	51,629,827	6,837,860	36,038,799	42,876,659
Variable Portfolio — DFA International Value Fund	56,485,653	8,675,721	65,161,374	41,261,530	36,993,378	78,254,908
Variable Portfolio — Eaton Vance Floating-Rate Income Fund	11,890,574	—	11,890,574	25,477,689	—	25,477,689
Variable Portfolio — J.P. Morgan Core Bond Fund	71,455,586	5,620,367	77,075,953	67,798,637	8,882,726	76,681,363
Variable Portfolio — Oppenheimer International Growth Fund	32,707,195	22,301,472	55,008,667	31,200,488	121,122,438	152,322,926
Variable Portfolio — Pyramis® International Equity Fund	50,855,209	—	50,855,209	30,066,310	65,384,528	95,450,838
Variable Portfolio — TCW Core Plus Bond Fund	50,927,023	—	50,927,023	27,693,767	—	27,693,767
Variable Portfolio — Wells Fargo Short Duration Government Fund	12,384,593	2,815,306	15,199,899	12,552,493	—	12,552,493

Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.

At December 31, 2016, the components of distributable earnings on a tax basis were as follows:

Fund	Undistributed Ordinary Income ($)	Undistributed Long-Term Capital Gains ($)	Capital Loss Carryforwards ($)	Net Unrealized Appreciation (Depreciation) ($)
Variable Portfolio — American Century Diversified Bond Fund	113,038,858	3,224,228	—	4,220,630
Variable Portfolio — CenterSquare Real Estate Fund	9,563,454	12,459,068	—	(8,819,756)
Variable Portfolio — Columbia Wanger International Equities Fund	918,101	9,479,724	—	(835,918)
Variable Portfolio — DFA International Value Fund	4,421,593	—	(19,103,160)	(75,649,276)
Variable Portfolio — Eaton Vance Floating-Rate Income Fund	5,124,410	—	(16,705,165)	94,993
Variable Portfolio — J.P. Morgan Core Bond Fund	77,321,142	1,884,864	—	22,443,220
Variable Portfolio — Oppenheimer International Growth Fund	3,540,999	146,034,952	—	(63,316,102)
Variable Portfolio — Pyramis® International Equity Fund	3,899,027	—	(112,476,797)	(53,220,402)
Variable Portfolio — TCW Core Plus Bond Fund	53,520,099	6,813,107	—	(21,791,486)
Variable Portfolio — Wells Fargo Short Duration Government Fund	9,673,416	—	—	(4,450,947)

At December 31, 2016, the cost of investments for federal income tax purposes along with the aggregate gross unrealized appreciation and depreciation based on that cost was:

Fund	Tax Cost ($)	Gross Unrealized Appreciation ($)	Gross Unrealized (Depreciation) ($)	Net Unrealized Appreciation (Depreciation) ($)
Variable Portfolio — American Century Diversified Bond Fund	4,498,486,546	52,096,742	(47,876,112)	4,220,630
Variable Portfolio — CenterSquare Real Estate Fund	433,558,668	13,057,561	(21,877,317)	(8,819,756)
Variable Portfolio — Columbia Wanger International Equities Fund	87,413,520	4,537,235	(5,373,153)	(835,918)
Variable Portfolio — DFA International Value Fund	2,086,751,424	174,344,040	(249,993,316)	(75,649,276)
Variable Portfolio — Eaton Vance Floating-Rate Income Fund	140,742,413	3,210,060	(3,115,067)	94,993
Variable Portfolio — J.P. Morgan Core Bond Fund	3,316,245,233	49,816,997	(27,373,777)	22,443,220
Variable Portfolio — Oppenheimer International Growth Fund	2,353,222,245	127,069,931	(190,386,033)	(63,316,102)

Annual Report 2016

VARIABLE PORTFOLIO FUNDS

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2016

Fund	Tax Cost ($)	Gross Unrealized Appreciation ($)	Gross Unrealized (Depreciation) ($)	Net Unrealized Appreciation (Depreciation) ($)
Variable Portfolio — Pyramis® International Equity Fund	2,366,045,035	101,887,936	(155,108,338)	(53,220,402)
Variable Portfolio — TCW Core Plus Bond Fund	3,411,308,687	17,097,874	(38,889,360)	(21,791,486)
Variable Portfolio — Wells Fargo Short Duration Government Fund	1,132,572,742	1,327,238	(5,778,185)	(4,450,947)

The following capital loss carryforwards, determined at December 31, 2016, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

Fund	No Expiration Short-Term ($)	No Expiration Long-Term ($)	Total ($)
Variable Portfolio — DFA International Value Fund	3,313,847	15,789,313	19,103,160
Variable Portfolio — Eaton Vance Floating-Rate Income Fund	—	16,705,165	16,705,165
Variable Portfolio — Pyramis® International Equity Fund	76,418,520	36,058,277	112,476,797

Management of the Funds has concluded that there are no significant uncertain tax positions in the Funds that would require recognition in the financial statements. However, management's conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Funds' federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 5. Portfolio Information

For the year ended December 31, 2016, the cost of purchases and proceeds from sales of securities, including U.S. government securities, but excluding short-term investments and derivatives, if any, for each Fund aggregated to:

	Purchases ($)	Proceeds from Sales ($)	Purchases of U.S. Government Securities ($)	Proceeds from Sales of U.S. Government Securities ($)
Columbia Variable Portfolio — U.S. Equities Fund	1,141,449,543	1,556,886,193	—	—
Variable Portfolio — American Century Diversified Bond Fund	7,915,347,867	8,237,927,206	7,054,299,981	7,358,205,787
Variable Portfolio — CenterSquare Real Estate Fund	484,203,370	258,298,001	—	—
Variable Portfolio — Columbia Wanger International Equities Fund	126,282,284	300,011,231	—	—
Variable Portfolio — DFA International Value Fund	345,790,080	445,357,657	—	—
Variable Portfolio — Eaton Vance Floating-Rate Income Fund	85,719,118	77,509,368	—	—
Variable Portfolio — J.P. Morgan Core Bond Fund	609,541,563	564,903,445	129,757,595	83,429,402
Variable Portfolio — Jennison Mid Cap Growth Fund	286,371,651	111,201,121	—	—
Variable Portfolio — MFS® Value Fund	459,706,220	605,829,682	—	—
Variable Portfolio — Morgan Stanley Advantage Fund	1,399,158,153	1,568,822,394	—	—
Variable Portfolio — Nuveen Winslow Large Cap Growth Fund	1,080,291,676	1,510,840,532	—	—
Variable Portfolio — Oppenheimer International Growth Fund	2,246,062,312	2,085,426,832	—	—
Variable Portfolio — Partners Small Cap Growth Fund	533,240,877	572,782,187	—	—
Variable Portfolio — Pyramis® International Equity Fund	1,212,152,196	1,067,762,507	—	—
Variable Portfolio — T. Rowe Price Large Cap Value Fund	2,216,293,266	2,099,302,341	—	—
Variable Portfolio — TCW Core Plus Bond Fund	8,296,625,929	8,309,250,733	7,824,966,458	7,732,445,669
Variable Portfolio — Wells Fargo Short Duration Government Fund	3,952,708,747	4,072,673,075	3,666,212,425	3,693,740,424

The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.

Annual Report 2016

VARIABLE PORTFOLIO FUNDS

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2016

Note 6. Commission Recapture

Variable Portfolio — Pyramis® International Equity Fund participated in the Pyramis Global Advisors' commission recapture program (the Program). The Program generates rebates on a portion of portfolio trades. During the year ended December 31, 2016, the Fund received cash rebates of $127,852 from the Program which are included in net realized gain or loss on investments in the Statement of Operations.

Note 7. Affiliated Money Market Fund

Each Fund may invest in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by each Fund and other affiliated funds (the Affiliated MMF). The income earned by the Funds from such investments is included as Dividends — affiliated issuers in the Statement of Operations. As an investing fund, each Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. Effective October 1, 2016, the Affiliated MMF prices its shares with a floating net asset value (NAV) and no longer seeks to maintain a stable NAV. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.

Note 8. Line of Credit

Each Fund has access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., HSBC Bank USA, N.A. and JPMorgan Chase Bank, N.A. whereby the Funds may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility agreement, which is a collective agreement between the Funds and certain other funds managed by the Investment Manager, severally and not jointly, that permits collective borrowings up to $1 billion. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. Each Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations.

With the exception of Variable Portfolio — DFA International Value Fund, no Fund had borrowings during the year ended December 31, 2016.

With respect to Variable Portfolio — DFA International Value Fund, for the year ended December 31, 2016, the average daily loan balance outstanding on days when borrowing existed was $4,966,667 at a weighted average interest rate of 1.52%. Interest expense incurred by the Fund is recorded as a line of credit interest expense in the Statement of Operations. The Fund had no outstanding borrowings at December 31, 2016.

Note 9. Significant Risks

Consumer Discretionary Sector Risk

Variable Portfolio — Columbia Wanger International Equities Fund, Variable Portfolio — Jennison Mid Cap Growth Fund, Variable Portfolio — Morgan Stanley Advantage Fund, Variable Portfolio — Nuveen Winslow Large Cap Growth Fund and Variable Portfolio — Oppenheimer International Growth Fund may be more susceptible to the particular risks that may affect companies in the consumer discretionary sector than if they were invested in a wider variety of companies in unrelated sectors. Companies in the discretionary sector are subject to certain risks, including fluctuations in the performance of the overall domestic and international economy, interest rate changes, increased competition and consumer confidence. Performance of such companies may be affected by factors including reduced disposable household income, reduced consumer spending, changing demographics and consumer tastes.

Credit Risk

Credit risk is the risk that the value of debt securities in the Fund's portfolio may decline because the issuer may default and fail to pay interest or repay principal when due. Rating agencies assign credit ratings to debt securities to indicate their credit risk. Lower rated or unrated debt securities held by Variable Portfolio — American Century Diversified Bond Fund, Variable Portfolio — Eaton Vance Floating-Rate Income Fund, Variable Portfolio — J.P. Morgan Core Bond Fund, Variable Portfolio — TCW Core Plus Bond Fund and Variable Portfolio — Wells Fargo Short Duration Government Fund may present increased credit risk as compared to higher-rated debt securities.

Annual Report 2016

VARIABLE PORTFOLIO FUNDS

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2016

Financial Sector Risk

Columbia Variable Portfolio — U.S. Equities Fund, Variable Portfolio — DFA International Value Fund, Variable Portfolio — MFS® Value Fund, Variable Portfolio — Pyramis® International Equity Fund and Variable Portfolio — T. Rowe Price Large Cap Value Fund may be more susceptible to the particular risks that may affect companies in the financial services sector than if they were invested in a wider variety of companies in unrelated sectors. Companies in the financial services sector are subject to certain risks, including the risk of regulatory change, decreased liquidity in credit markets and unstable interest rates. Such companies may have concentrated portfolios, such as a high level of loans to real estate developers, which makes them vulnerable to economic conditions that affect that industry. Performance of such companies may be affected by competitive pressures and exposure to investments or agreements that, under certain circumstances, may lead to losses (e.g., subprime loans). Companies in the financial services sector are subject to extensive governmental regulation that may limit the amount and types of loans and other financial commitments they can make, and interest rates and fees that they may charge. In addition, profitability of such companies is largely dependent upon the availability and the cost of capital.

Floating Rate Loan Risk

Liquidity risk is the risk associated with a lack of marketability of investments which may make it difficult to sell the investment at a desirable time or price. Decreases in the number of financial institutions willing to make markets in Variable Portfolio — Eaton Vance Floating-Rate Income Fund investments or in their capacity or willingness to trade such investments may increase the Fund's exposure to this risk. Changing regulatory, market or other conditions or environments (for example, the interest rate or credit environments) may also adversely affect the liquidity of the Fund's investments. The Fund may have to accept a lower selling price for the holding, sell other investments, or forego another, more appealing investment opportunity. Floating rate loans generally are subject to legal or contractual restrictions on resale, may trade infrequently, and their value may be impaired when the Fund needs to liquidate such loans. Loans or other assets may trade only in the over-the-counter market rather than on an organized exchange and may be more difficult to purchase or sell at a fair price, which may have a negative impact on the Fund's performance. Price volatility may be higher for illiquid investments as a result of, for example, the relatively less frequent pricing of such securities (as compared to liquid investments). Generally, the less liquid the market at the time the Fund sells a portfolio investment, the greater the risk of loss or decline of value to the Fund. Price volatility, liquidity of the market and other factors can lead to an increase in Fund redemptions, which may negatively impact Fund performance and NAV, including, for example, if the Fund is forced to sell securities in a down market.

Foreign Securities and Emerging Market Countries Risk

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities. Investing in emerging markets may accentuate these risks. These countries are also more likely to experience high levels of inflation, deflation or currency devaluation which could hurt their economies and securities markets. To the extent that Variable Portfolio — Columbia Wanger International Equities Fund, Variable Portfolio — DFA International Value Fund, Variable Portfolio — Oppenheimer International Growth Fund and Variable Portfolio — Pyramis® International Equity Fund concentrates their investment exposure to any one or a few specific countries, the Funds will be particularly susceptible to the various conditions, events or other factors impacting those countries and may, therefore, have a greater risk than that of a fund which is more geographically diversified.

High-Yield Investments Risk

Securities and other debt instruments held by Variable Portfolio — Eaton Vance Floating-Rate Income Fund that are rated below investment grade (commonly called "high-yield" or "junk" bonds) and unrated debt instruments of comparable quality expose the Fund to a greater risk of loss of principal and income than a fund that invests solely or primarily in investment grade securities. In addition, these investments have greater price fluctuations, are less liquid and are more likely to experience a default than higher-rated debt instruments. High-yield debt instruments are considered to be predominantly speculative with respect to the issuer's capacity to pay interest and repay principal.

Annual Report 2016

VARIABLE PORTFOLIO FUNDS

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2016

Industrial Sector Risk

Variable Portfolio — Columbia Wanger International Equities Fund, Variable Portfolio — Oppenheimer International Growth Fund and Variable Portfolio — Partners Small Cap Growth Fund may be more susceptible to the particular risks that may affect companies in the industrials sector than if they were invested in a wider variety of companies in unrelated sectors. Companies in the industrials sector are subject to certain risks, including changes in supply and demand for their specific product or service and for industrial sector products in general, including decline in demand for such products due to rapid technological developments and frequent new product introduction. Performance of such companies may be affected by factors including government regulation, world events and economic conditions and risks for environmental damage and product liability claims.

Interest Rate Risk

Interest rate risk is the risk of losses attributable to changes in interest rates. In general, if prevailing interest rates rise, the values of debt securities tend to fall, and if interest rates fall, the values of debt securities tend to rise. Actions by governments and central banking authorities can result in increases in interest rates. Increasing interest rates may negatively affect the value of debt securities held by Variable Portfolio — American Century Diversified Bond Fund, Variable Portfolio — Eaton Vance Floating-Rate Income Fund, Variable Portfolio — J.P. Morgan Core Bond Fund, Variable Portfolio — TCW Core Plus Bond Fund and Variable Portfolio — Wells Fargo Short Duration Government Fund, resulting in a negative impact on the Fund's performance and net asset value per share. In general, the longer the maturity or duration of a debt security, the greater its sensitivity to changes in interest rates.

Liquidity Risk

Liquidity risk is the risk associated with a lack of marketability of investments which may make it difficult to sell the investment at a desirable time or price. Changing regulatory, market or other conditions or environments (for example, the interest rate or credit environments) may adversely affect the liquidity of Variable Portfolio — American Century Diversified Bond Fund, Variable Portfolio — Eaton Vance Floating-Rate Income Fund, Variable Portfolio — J.P. Morgan Core Bond Fund, Variable Portfolio — TCW Core Plus Bond Fund and Variable Portfolio — Wells Fargo Short Duration Government Fund investments. The Fund may have to accept a lower selling price for the holding, sell other investments, or forego another, more appealing investment opportunity. Generally, the less liquid the market at the time the Fund sells a portfolio investment, the greater the risk of loss or decline of value to the Fund. A less liquid market can lead to an increase in Fund redemptions, which may negatively impact Fund performance and net asset value per share, including, for example, if the Fund is forced to sell securities in a down market.

Mortgage- and Other Asset-Backed Securities Risk

The value of any mortgage-backed and other asset-backed securities held by the Fund may be affected by, among other things, changes or perceived changes in: interest rates; factors concerning the interests in and structure of the issuer or the originator of the mortgages or other assets; the creditworthiness of the entities that provide any supporting letters of credit, surety bonds or other credit enhancements; or the market's assessment of the quality of underlying assets. Payment of principal and interest on some mortgage-backed securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of a particular U.S. Government agency, authority, enterprise or instrumentality, and some, but not all, are also insured or guaranteed by the U.S. Government. Mortgage-backed securities issued by non-governmental issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers) may entail greater risk than obligations guaranteed by the U.S. Government. Mortgage- and other asset-backed securities are subject to prepayment risk, which is the possibility that the underlying mortgage or other asset may be refinanced or prepaid prior to maturity during periods of declining or low interest rates, causing Variable Portfolio — American Century Diversified Bond Fund, Variable Portfolio — J.P. Morgan Core Bond Fund, Variable Portfolio — TCW Core Plus Bond Fund and Variable Portfolio — Wells Fargo Short Duration Government Fund to have to reinvest the money received in securities that have lower yields. Rising or high interest rates tend to extend the duration of mortgage- and other asset-backed securities, making their prices more volatile and more sensitive to changes in interest rates.

Real Estate Sector Risk

Variable Portfolio — CenterSquare Real Estate Fund may be more susceptible to the particular risks of real estate related investments including risks of investing in REITs.

Annual Report 2016

VARIABLE PORTFOLIO FUNDS

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2016

The risks associated with the ownership of real estate and the real estate industry in general can include fluctuations in the value of the properties underlying the Fund's portfolio holdings, defaults by borrowers or tenants, market saturation, decreases in market rates for rents, and other economic, political, or regulatory occurrences affecting the real estate industry, including REITs.

REITs depend upon specialized management skills, may have limited financial resources, may have less trading volume, and may be subject to more abrupt or erratic price movements than the overall securities markets. REITs are also subject to the risk of failing to qualify for tax-free pass-through of income. Some REITs (especially mortgage REITs) are affected by risks similar to those associated with investments in debt securities including changes in interest rates and the quality of credit extended.

Shareholder Concentration Risk

At December 31, 2016, the affiliated shareholder accounts, including affiliated fund-of funds and separate accounts of affiliated insurance companies, owned 100% of Class 1 and Class 2 shares for each Fund. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Funds. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid or more liquid positions, resulting in Fund losses and the Fund holding a higher percentage of less liquid or illiquid securities. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.

Small- and Mid-Cap Company Risk

Investments in small- and mid-capitalization companies (small- and mid-cap companies) often involve greater risks than investments in larger, more established companies (larger companies) because small- and mid-cap companies tend to have less predictable earnings and may lack the management experience, financial resources, product diversification and competitive strengths of larger companies. Securities of small- and mid-cap companies may be less liquid and more volatile than the securities of larger companies.

Technology and Technology-related Investment Risk

Variable Portfolio — Jennison Mid Cap Growth Fund, Variable Portfolio — Morgan Stanley Advantage Fund, Variable Portfolio — Nuveen Winslow Large Cap Growth

Fund and Variable Portfolio — Partners Small Cap Growth Fund may be more susceptible to the particular risks that may affect companies in the information technology sector, as well as other technology-related sectors (collectively, the technology sectors) than if they were invested in a wider variety of companies in unrelated sectors. Companies in the technology sectors are subject to certain risks, including the risk that new services, equipment or technologies will not be accepted by consumers and businesses or will become rapidly obsolete. Performance of such companies may be affected by factors including obtaining and protecting patents (or the failure to do so) and significant competitive pressures, including aggressive pricing of their products or services, new market entrants, competition for market share and short product cycles due to an accelerated rate of technological developments. Such competitive pressures may lead to limited earnings and/or falling profit margins. As a result, the value of their securities may fall or fail to rise. In addition, many technology sector companies have limited operating histories and prices of these companies' securities historically have been more volatile than other securities, especially over the short term.

Note 10. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Note 11. Information Regarding Pending and Settled Legal Proceedings

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to

Annual Report 2016

VARIABLE PORTFOLIO FUNDS

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2016

Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

Annual Report 2016

VARIABLE PORTFOLIO FUNDS

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of Columbia Funds Variable Series Trust II and the Shareholders of Columbia Variable Portfolio — U.S. Equities Fund, Variable Portfolio — American Century Diversified Bond Fund, Variable Portfolio — CenterSquare Real Estate Fund (formerly known as Variable Portfolio — Morgan Stanley Global Real Estate Fund), Variable Portfolio — Columbia Wanger International Equities Fund, Variable Portfolio — DFA International Value Fund, Variable Portfolio — Eaton Vance Floating-Rate Income Fund, Variable Portfolio — J.P. Morgan Core Bond Fund, Variable Portfolio — Jennison Mid Cap Growth Fund, Variable Portfolio — MFS® Value Fund, Variable Portfolio — Morgan Stanley Advantage Fund (formerly known as Variable Portfolio — Holland Large Cap Growth Fund), Variable Portfolio — Nuveen Winslow Large Cap Growth Fund, Variable Portfolio — Oppenheimer International Growth Fund (formerly known as Variable Portfolio — Invesco International Growth Fund), Variable Portfolio — Partners Small Cap Growth Fund, Variable Portfolio — Pyramis® International Equity Fund, Variable Portfolio — T. Rowe Price Large Cap Value Fund (formerly known as Variable Portfolio — NFJ Dividend Value Fund), Variable Portfolio — TCW Core Plus Bond Fund and Variable Portfolio — Wells Fargo Short Duration Government Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Variable Portfolio — U.S. Equities Fund, Variable Portfolio — American Century Diversified Bond Fund, Variable Portfolio — CenterSquare Real Estate Fund (formerly known as Variable Portfolio — Morgan Stanley Global Real Estate Fund), Variable Portfolio — Columbia Wanger International Equities Fund, Variable Portfolio — DFA International Value Fund, Variable Portfolio — Eaton Vance Floating-Rate Income Fund, Variable Portfolio — J.P. Morgan Core Bond Fund, Variable Portfolio — Jennison Mid Cap Growth Fund, Variable Portfolio — MFS® Value Fund, Variable Portfolio — Morgan Stanley Advantage Fund (formerly known as Variable Portfolio — Holland Large Cap Growth Fund), Variable Portfolio — Nuveen Winslow Large Cap Growth Fund, Variable Portfolio — Oppenheimer International Growth Fund (formerly known as Variable Portfolio — Invesco International Growth Fund), Variable Portfolio — Partners Small Cap Growth Fund, Variable Portfolio — Pyramis® International Equity Fund, Variable Portfolio — T. Rowe Price Large Cap Value Fund (formerly known as Variable Portfolio — NFJ Dividend Value Fund), Variable Portfolio — TCW Core Plus Bond Fund and Variable Portfolio — Wells Fargo Short Duration Government Fund (the "Funds," constituting part of Columbia Funds Variable Series Trust II) as of December 31, 2016, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2016 by correspondence with the custodian, brokers, agent banks and transfer agent, and the application of alternative auditing procedures where such confirmations had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Minneapolis, MN
February 21, 2017

Annual Report 2016

VARIABLE PORTFOLIO FUNDS

FEDERAL INCOME TAX INFORMATION

(Unaudited)

The Funds hereby designate the following tax attributes for the fiscal year ended December 31, 2016.

	Dividends Received Deduction (%)	Capital Gain Dividend ($)	Foreign Taxes Paid ($)	Foreign Taxes Paid Per Share ($)	Foreign Source Income ($)	Foreign Source Income Per Share ($)
Variable Portfolio — American Century Diversified Bond Fund	—	3,385,439	—	—	—	—
Variable Portfolio — CenterSquare Real Estate Fund	1.19	13,171,227	—	—	—	—
Variable Portfolio — Columbia Wanger International Equities Fund	—	9,985,251	307,424	0.02	3,075,274	0.17
Variable Portfolio — DFA International Value Fund	—	—	6,283,558	0.03	82,262,067	0.38
Variable Portfolio — Eaton Vance Floating-Rate Income Fund	—	—	—	—	—	—
Variable Portfolio — J.P. Morgan Core Bond Fund	—	2,056,447	—	—	—	—
Variable Portfolio — Oppenheimer International Growth Fund	—	153,862,524	4,241,494	0.02	57,502,499	0.27
Variable Portfolio — Pyramis® International Equity Fund	—	—	5,558,098	0.02	73,067,496	0.31
Variable Portfolio — TCW Core Plus Bond Fund	—	7,153,762	—	—	—	—
Variable Portfolio — Wells Fargo Short Duration Government Fund	—	—	—	—	—	—

Dividends Received Deduction. The percentage of ordinary income distributed during the fiscal year that qualifies for the corporate dividends received deduction.

Capital Gain Dividend. The Fund designates as a capital gain dividend the amount reflected above, or if subsequently determined to be different, the net capital gain of such fiscal period.

Capital Gain Dividend. Variable Portfolio — CenterSquare Real Estate Fund designates as a capital gain dividend the amount reflected above, or if subsequently determined to be different, the net capital gain of such fiscal period. Of this amount $12,028,691 was subject to a long term capital gains tax rate of not greater than 20%, and $1,142,536 was subject to a long term capital gains tax rate of not greater than 25%.

Foreign Taxes. The Fund makes the election to pass through to shareholders the foreign taxes paid. Eligible shareholders may claim a foreign tax credit. These taxes, and the corresponding foreign source income, are provided.

Annual Report 2016

VARIABLE PORTFOLIO FUNDS

TRUSTEES AND OFFICERS

Shareholders elect the Board that oversees the Fund's operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund's Trustees, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, Trustees not affiliated with the Investment Manager generally may serve through the end of the calendar year in which they reach either the mandatory retirement age established by the Board or the fifteenth anniversary of the first Board meeting they attended as a member of the Board.

Independent Trustees

Name, Address, Year of Birth	Position Held With the Trust and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
George S. Batejan 901 S. Marquette Ave. Minneapolis, MN 55402 1953	Trustee since 1/17	Executive Vice President, Global Head of Technology and Operations, Janus Capital Group, Inc., 2010-2016	124

Trustee to other Columbia Funds since 2017; Advisory Board Member, University of Colorado Business School (Executive Committee, Nominating Committee and Governance Committee) since November 2015; former Chairman of the Board, NICSA (National Investment Company Services Association), 2014-2016; former Director, Intech Investment Management, 2011-2016; former Board Member, Metro Denver Chamber of Commerce, 2015-2016

Kathleen Blatz 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Trustee since 1/06 for RiverSource Funds and since 6/11 for Nations Funds	Attorney, specializing in arbitration and mediation; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees	126	Trustee to other Columbia Funds since 2006; Trustee, BlueCross BlueShield of Minnesota (Chair of the Business Development Committee) since 2009; Chair of the Robina Foundation since August 2013

Annual Report 2016

VARIABLE PORTFOLIO FUNDS

TRUSTEES AND OFFICERS (continued)

Independent Trustees (continued)

Name, Address, Year of Birth	Position Held With the Trust and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
Edward J. Boudreau, Jr. 901 S. Marquette Ave. Minneapolis, MN 55402 1944	Trustee since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, E.J. Boudreau & Associates (consulting) since 2000; FINRA Industry Arbitrator, 2002-present; Chairman and Chief Executive Officer, John Hancock Investments (asset management), Chairman and Interested Trustee for open-end and closed-end funds offered by John Hancock, 1989-2000; John Hancock Mutual Life Insurance Company, including Senior Vice President and Treasurer and Senior Vice President Information Technology, 1968-1988	124	Trustee to other Columbia Funds since 2005; former Trustee, Boston Museum of Science (Chair of Finance Committee), 1985-2013; former Trustee, BofA Funds Series Trust (11 funds), 2005-2011
Pamela G. Carlton 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Trustee since 7/07 for RiverSource Funds and since 6/11 for Nations Funds	President, Springboard-Partners in Cross Cultural Leadership (consulting company) since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, Morgan Stanley, 1982-1991	126	Trustee to other Columbia Funds since 2007; Trustee, New York Presbyterian Hospital Board (Executive Committee and Chair of Human Resources Committee) since 1996
William P. Carmichael 901 S. Marquette Ave. Minneapolis, MN 55402 1943	Trustee since 6/11 for RiverSource Funds and since 2003 for Nations Funds; Chair of the Board from 1/14-11/15	Retired; Co-founder, The Succession Fund (provides exit strategies to owners of privately held companies), 1998-2007; Adjunct Professor of Finance, Kelley School of Business, Indiana University, 1993-2007; Senior Vice President, Sara Lee Corporation, 1991-1993; Senior Vice President and Chief Financial Officer, Beatrice Foods Company, 1984-1990; Vice President, Esmark, Inc., 1973-1984; Associate, Price Waterhouse, 1968-1972	126

Trustee to other Columbia Funds since 2003; Director, The Finish Line (athletic shoes and apparel) since July 2003; Director, hhgregg since May, 2015; former Director, Cobra Electronics Corporation (electronic equipment manufacturer), 1994-August 2014; former Director, Spectrum Brands, Inc. (consumer products), 2002-2009; former Director, Simmons Company (bedding), 2004-2010; former Trustee, BofA Funds Series Trust (11 funds) 2003-2011; former Director, McMoRan Exploration Company (oil and gas exploration and development) 2010-2013; former Director, International Textile Corp. 2012-2016

Annual Report 2016

VARIABLE PORTFOLIO FUNDS

TRUSTEES AND OFFICERS (continued)

Independent Trustees (continued)

Name, Address, Year of Birth	Position Held With the Trust and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
Patricia M. Flynn 901 S. Marquette Ave. Minneapolis, MN 55402 1950	Trustee since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Trustee Professor of Economics and Management, Bentley University since 1976 (also teaches and conducts research on corporate governance); Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	126	Trustee to other Columbia Funds since 2004; Trustee, MA Taxpayers Foundation since 1997; Board of Governors, Innovation Institute, MA Technology Collaborative since 2010
William A. Hawkins 901 S. Marquette Ave. Minneapolis, MN 55402 1942	Chair of the Board since 11/15; Trustee since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, Overton Partners (financial consulting), since August 2010; President and Chief Executive Officer, California General Bank, N.A., January 2008-August 2010; Operation Hope, COO, 2004-2007; IndyMac Bancorp, President, CBG, 1999-2003; American General Bank, President, 1997-1999; Griffin Financial Services, CEO, 1981-1997; The Griffin Funds, CEO, 1992-1998	126	Trustee to other Columbia Funds since 2005; former Trustee, BofA Funds Series Trust (11 funds), 2005-2015
Catherine James Paglia 901 S. Marquette Ave. Minneapolis, MN 55402 1952	Trustee since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Director, Enterprise Asset Management, Inc. (private real estate and asset management company) since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Managing Director, Morgan Stanley, 1982-1989; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	126

Trustee to other Columbia Funds since 2004; Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012; Trustee, Carleton College (on the Investment Committee); Trustee, Carnegie Endowment for International Peace (on the Investment Committee)

Annual Report 2016

VARIABLE PORTFOLIO FUNDS

TRUSTEES AND OFFICERS (continued)

Independent Trustees (continued)

Name, Address, Year of Birth	Position Held With the Trust and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
Minor M. Shaw 901 S. Marquette Ave. Minneapolis, MN 55402 1947	Trustee since 6/11 for RiverSource Funds and since 2003 for Nations Funds	President, Micco LLC (private investments) since 2011; President, Micco Corp. (family investment business), 1998-2011	126

Trustee to other Columbia Funds since 2003; Director, BlueCross BlueShield of South Carolina since April 2008; Advisory Board member, Duke Energy Corp. since October 2016; Chair of the Duke Endowment; Director, National Association of Corporate Directors, Carolinas Chapter, since 2013; Chair of Greenville — Spartanburg Airport Commission; former Trustee, BofA Funds Series Trust (11 funds), 2003-2011; former Director, Piedmont Natural Gas, 2004-2016

John G. Taft 901 S. Marquette Ave. Minneapolis, MN 55402 1955	Trustee since 1/17	Chief Executive Officer, RBC Wealth Management (a division of RBC Capital Markets LLC), 2005-2016	124	Trustee to other Columbia Funds since 2017; Trustee, Andy Warhol Foundation for Visual Arts (Finance Committee) since 2014; former Director, RBC Global Asset Management — U.S., 2001-2016
Alison Taunton-Rigby 901 S. Marquette Ave. Minneapolis, MN 55402 1944	Trustee since 11/02 for RiverSource Funds and since 6/11 for Nations Funds	President, Chief Executive Officer and Director, RiboNovix, Inc., 2003-2010; CMT Inc., 2001-2003; Aquila Biopharmaceuticals Inc., 1996-2000; Cambridge Biotech Corporation, 1995-1996; Mitotix Inc., 1993-1994	126

Trustee to other Columbia Funds since 2002; Director, Boston Children's Hospital since 2002; Director, ICI Mutual Insurance Company, since 2011; Director, Blumont/IRD since 2016; Director, Mount Ida College since 2016; former Director, Abt Associates (government contractor), 2001-2016; former Director, Healthways, Inc. (health and well-being solutions), 2005-2016

Annual Report 2016

VARIABLE PORTFOLIO FUNDS

TRUSTEES AND OFFICERS (continued)

Interested Trustee Not Affiliated with Investment Manager*

Name, Address, Year of Birth	Position Held With the Trusts and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
Anthony M. Santomero 901 S. Marquette Ave. Minneapolis, MN 55402 1946	Trustee since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008; President, Federal Reserve Bank of Philadelphia, 2000-2006; Professor of Finance, The Wharton School, University of Pennsylvania, 1972-2002	124

Trustee to other Columbia Funds since 2008; Trustee, Penn Mutual Life Insurance Company since March 2008; Director, Renaissance Reinsurance Ltd. since May 2008; Director, Citigroup Inc. since 2009; Director, Citibank, N.A. since 2009; former Trustee, BofA Funds Series Trust (11 funds), 2008-2011

* Dr. Santomero is not an affiliated person of the Investment Manager or Ameriprise Financial. However, he is currently deemed by the Funds to be an "interested person" (as defined in the 1940 Act) of the Funds because he serves as a Director of Citigroup Inc. and Citibank, N.A., companies that may directly or through subsidiaries and affiliates engage from time-to-time in brokerage execution, principal transactions and lending relationships with the Funds or accounts advised/managed by the Investment Manager.

Interested Trustee Affiliated with Investment Manager*

Name, Address, Year of Birth	Position Held With the Trusts and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
William F. Truscott c/o Columbia Management Investment Advisers, LLC, 225 Franklin St. Boston, MA 02110 1960	Trustee since 11/01 for RiverSource Funds and since 6/11 for Nations Funds; Senior Vice President since 2002 for RiverSource Funds and since 5/10 for Nations Funds

Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010-September 2012); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006-August 2012.

185

Trustee to other Columbia Funds since 2001; Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010; Director, Columbia Management Investment Distributors, Inc. since May 2010; Former Director, Ameriprise Certificate Company, 2006-January 2013

* Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.

The Statement of Additional Information has additional information about the Fund's Board members and is available, without charge, upon request by calling 800.345.6611 or contacting your financial intermediary.

Annual Report 2016

VARIABLE PORTFOLIO FUNDS

TRUSTEES AND OFFICERS (continued)

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Truscott, who is Senior Vice President, the Fund's other officers are:

Fund Officers

Name, Address and Year of Birth	Position and Year First Appointed to Position for any Fund in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) During Past Five Years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)

Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously, Vice President and Chief Counsel January 2010-December 2014); officer of Columbia Funds and affiliated funds since 2007.

Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Treasurer (2011), Chief Financial Officer (2009) and Chief Accounting Officer (2015)	Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; senior officer of Columbia Funds and affiliated funds since 2002.
Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Senior Vice President (2011), Chief Legal Officer (2015) and Assistant Secretary (2008)

Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since January 2017 (previously Vice President and Lead Chief Counsel, November 2008-January 2017 and January 2013-January 2017, respectively, and Chief Counsel, January 2010-January 2013); Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since May 2010.

Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010.
Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)

Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Executive Vice President and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since July 2013 (previously Director and Global Chief Investment Officer, 2010-2013).

Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010.
Amy Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Vice President (2006)	Managing Director and Global Head of Operations, Columbia Management Investment Advisers, LLC since April 2016 (previously Managing Director and Chief Operating Officer, 2010-2016).
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Vice President and Secretary (2015)	Vice President and Group Counsel, Ameriprise Financial, Inc. since August 2011; officer of Columbia Funds and affiliated funds since 2005.

Annual Report 2016

VARIABLE PORTFOLIO FUNDS

BOARD CONSIDERATION AND APPROVAL OF SUBADVISORY AGREEMENTS

SEPTEMBER 2016 BOARD CONSIDERATION AND APPROVAL OF THE NEW SUBADVISORY AGREEMENT WITH KENNEDY CAPITAL MANAGEMENT, INC. FOR VARIABLE PORTFOLIO — PARTNERS SMALL CAP GROWTH FUND

Columbia Management Investment Advisers, LLC (Columbia Threadneedle or the Investment Manager, and together with its domestic and global affiliates, Columbia Threadneedle Investments), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), serves as the investment manager to Variable Portfolio — Partners Small Cap Growth Fund (the Fund). Under a management agreement (the Management Agreement), Columbia Threadneedle provides investment advice and other services to the Fund and other funds distributed by Columbia Management Investment Distributors, Inc. (collectively, the Funds). In addition, under a Subadvisory Agreement (the Subadvisory Agreement) between Columbia Threadneedle and Kennedy Capital Management, Inc. ("KCM"), KCM has provided portfolio management and related services for the Fund since November 14, 2016. Effective November 14, 2016, Palisade Capital Management, LLC (the "Former Subadviser"), was terminated as a subadviser to the Fund.

At the September 12-14, 2016 Board Meeting, the Board, including all of the Independent Trustees, unanimously approved the proposal to (i) terminate the subadvisory agreement between the Investment Manager and the Former Subadviser; (ii) approve the proposed Subadvisory Agreement between the Investment Manager and KCM for the Fund; and (iii) modify the Fund's principal investment strategies to reflect KCM's investment process. Independent legal counsel to the Independent Trustees, reminded the Board of the legal standards for consideration by directors/trustees of advisory and subadvisory agreements. The Board also recalled its most recent consideration and approval of advisory and subadvisory agreements for annual renewal purposes at the meeting of the Board on June 13-15, 2016 (the "June Meeting") and, in that connection, independent legal counsel's discussion of the Board's responsibilities pursuant to Sections 15(c) and 36(b) of the 1940 Act, and the SEC-enumerated factors that should be considered in determining whether to approve a new subadvisory agreement, in this case, with KCM. The Board received various written materials and oral presentations in connection with the evaluation of KCM's proposed services, including the reports from the Contracts Committee, with respect to the fees and terms of the proposed Subadvisory Agreement, the Investment Review Committee, with respect to the investment strategies/style, and performance and the Compliance Committee, with respect to the code of ethics and compliance program of KCM. Following an analysis and discussion of the factors identified below, the Board, including all of the Independent Trustees, approved the Subadvisory Agreement with KCM.

Nature, Extent and Quality of Services to be provided by KCM

The Board considered its analysis of the reports and presentations received by it, detailing the services proposed to be performed by KCM as subadviser for the Fund, as well as KCM's history, reputation, expertise, resources and capabilities, and the qualifications of its personnel.

The Board observed that KCM's compliance program had been reviewed by the Fund's Chief Compliance Officer and was determined to be reasonably designed to prevent violations of the federal securities laws by the Fund. The Board also observed that information had been presented regarding the capabilities and organization of KCM and its ability to carry out its responsibilities under the proposed Subadvisory Agreement. The Board noted, in particular, that KCM's investment process was reviewed by the Investment Review Committee. The Board also recalled the information provided by the Investment Manager and KCM regarding KCM's personnel, risk controls, philosophy, and investment process.

The Board also discussed the acceptability of the terms of the proposed Subadvisory Agreement, including that the relatively broad scope of services required to be performed by KCM was generally similar in scope to subadvisory agreements applicable to other subadvised funds.

The Board recalled the Investment Manager's representation that although KCM does not currently manage or subadvise any mutual fund using its small-cap fundamental growth strategy, KCM has other 1940 Act experience, including 22 years of mutual fund subadvisory experience using other strategies. In this regard, the Board also considered the proposed termination of the Former Subadviser and the Investment Manager's explanation that the termination was due to an effort to improve the Fund's performance. The Board reviewed, in depth, the

Annual Report 2016

VARIABLE PORTFOLIO FUNDS

BOARD CONSIDERATION AND APPROVAL OF SUBADVISORY AGREEMENTS (continued)

investment strategy and style of KCM, observing how it complements the other subadvisers managing the Fund and how it aligns with the goals of the insurance company client, as articulated by the Investment Manager.

Investment Performance of KCM

The Board noted that a review of investment performance is a key factor in evaluating the nature, extent and quality of services provided under investment advisory and subadvisory agreements. The Board considered KCM's investment performance, noting that it delivered relatively strong performance results (versus the Former Subadviser and relevant benchmark) over 1-, 3- and 5-year periods for the strategy proposed to be utilized to subadvise the Fund.

Based on the foregoing, and based on other information received (both oral and written) and other considerations, the Board concluded that KCM was in a position to provide a high quality level of service to the Fund.

Comparative Fees, Costs of Services Provided and Profitability

The Board reviewed the proposed level of subadvisory fees under the proposed Subadvisory Agreement, noting that the proposed subadvisory fees payable to KCM would be paid by the Investment Manager and would not impact the fees paid by the Fund. The Board also reviewed data regarding fees charged by KCM to other clients, noting that KCM does not subadvise other funds with a similar strategy proposed for the Fund. The Board also reviewed data regarding other subadvisory fees paid by the Investment Manager, noting that the proposed subadvisory fees are generally in line with the range of subadvisory fees paid to the Former Subadviser as well as the range of subadvisory fees paid by the Investment Manager to subadvisers of other funds using a similar strategy. The Board also considered the modest decrease in total profitability of the Investment Manager and its affiliates in connection with the hiring of KCM and concluded that the profitability levels remained within the reasonable ranges of profitability levels reported at the Fund's June Meeting.

Economies of Scale

The Board also considered economies of scale that may be realized by the Investment Manager and its affiliates as the Fund grows and took note of the extent to which shareholders might also benefit from such growth. The Board observed that fees to be paid under the proposed Subadvisory Agreement would not impact fees paid by the Fund (as subadvisory fees are paid by the Investment Manager rather than by the Fund). The Board observed that the Management Agreement with the Investment Manager continues to provide for sharing of economies of scale as investment management fees decline as assets increase at pre-established breakpoints. The Board further considered that the proposed Subadvisory Agreement with KCM provides for lower fees as assets increase at pre-established breakpoints. The Board observed that, with respect to the Former Subadviser, the Investment Manager would be paying out more to KCM than it had paid to the Former Subadviser, and considered the possibility that there could be less of an opportunity for economies of scale to be shared with shareholders as a result. The Board concluded that the Fund's Management Agreement provides adequately for sharing of economies of scale.

Based on all of the foregoing, including all of the information received and presented, the Board, including all of the Independent Trustees, concluded that the proposed subadvisory fees to be paid under the Subadvisory Agreement were fair and reasonable in light of the extent and quality of services proposed to be provided. In reaching this conclusion, no single factor was determinative.

On September 14, 2016, the Board, including all of the Independent Trustees, approved the Subadvisory Agreement.

Annual Report 2016

VARIABLE PORTFOLIO FUNDS

BOARD CONSIDERATION AND APPROVAL OF SUBADVISORY AGREEMENTS

SEPTEMBER 2016 BOARD CONSIDERATION AND APPROVAL OF THE NEW SUBADVISORY AGREEMENT WITH T. ROWE PRICE ASSOCIATES, INC. FOR VARIABLE PORTFOLIO — T. ROWE PRICE LARGE CAP VALUE FUND

Columbia Management Investment Advisers, LLC (Columbia Threadneedle or the Investment Manager, and together with its domestic and global affiliates, Columbia Threadneedle Investments), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), serves as the investment manager to Variable Portfolio — T. Rowe Price Large Cap Value Fund (the Fund). Under a management agreement (the Management Agreement), Columbia Threadneedle provides investment advice and other services to the Fund and other funds distributed by Columbia Management Investment Distributors, Inc. (collectively, the Funds). In addition, under a Subadvisory Agreement (the Subadvisory Agreement) between Columbia Threadneedle and T. Rowe Price Associates, Inc. (T. Rowe Price), T. Rowe Price has provided portfolio management and related services for the Fund since November 14, 2016. Effective November 14, 2016, NFJ Investment Group LLC (the Former Subadviser) was terminated as a subadviser to the Fund.

At the September 12-14, 2016 Board Meeting, the Board, including all of the Independent Trustees, unanimously approved the proposal to (i) terminate the subadvisory agreement between the Investment Manager and the Former Subadviser; (ii) approve the proposed Subadvisory Agreement between the Investment Manager and T. Rowe Price for the Fund; (iii) change the name of the Fund from Variable Portfolio — NFJ Dividend Value Fund to Variable Portfolio — T. Rowe Price Large Cap Value Fund; and (iv) modify the Fund's principal investment strategies, 80% policy and principal risks to reflect the investment process to be implemented by T. Rowe Price. Independent legal counsel to the Independent Trustees reminded the Board of the legal standards for consideration by directors/trustees of advisory and subadvisory agreements. The Board also recalled its most recent consideration and approval of advisory and subadvisory agreements for annual renewal purposes at the meeting of the Board on June 13-15, 2016 (the June Meeting) and, in that connection, Independent legal counsel's discussion of the Board's responsibilities pursuant to Sections 15(c) and 36(b) of the 1940 Act, and the SEC-enumerated factors that should be considered in determining whether to approve a new subadvisory agreement, in this case, T. Rowe Price. The Board held discussions with the Investment Manager and T. Rowe Price and reviewed and considered various written materials and oral presentations in connection with the evaluation of T. Rowe Price's proposed services, including the reports from the Contracts Committee, with respect to the fees and terms of the proposed Subadvisory Agreement, the Investment Review Committee, with respect to the investment strategy/style, performance and the Compliance Committee, with respect to the code of ethics and compliance program of T. Rowe Price. Following an analysis and discussion of the factors identified below, the Board, including all of the Independent Trustees, approved the Subadvisory Agreement with T. Rowe Price.

Nature, Extent and Quality of Services to be provided by T. Rowe Price

The Board considered its analysis of the reports and presentations received by it, detailing the services proposed to be performed by T. Rowe Price as subadviser for the Fund, as well as its history, reputation, expertise, resources and capabilities, and the qualifications of its personnel.

The Board observed that T. Rowe Price's compliance program had been reviewed by the Fund's Chief Compliance Officer and was determined to be reasonably designed to prevent violations of the federal securities laws by the Fund. The Board also observed that information had been presented regarding the capabilities and organization of T. Rowe Price and its ability to carry out its responsibilities under the proposed Subadvisory Agreement. The Board noted, in particular, that T. Rowe Price's investment process was reviewed by the Investment Review Committee. The Board also recalled the information provided by the Investment Manager and the committee reports regarding T. Rowe Price's personnel, its risk controls, philosophy, and investment process.

The Board also discussed the acceptability of the terms of the proposed Subadvisory Agreement, including that the relatively broad scope of services required to be performed by T. Rowe Price was generally similar in scope to subadvisory agreements applicable to other subadvised funds.

Annual Report 2016

VARIABLE PORTFOLIO FUNDS

BOARD CONSIDERATION AND APPROVAL OF SUBADVISORY AGREEMENTS (continued)

The Board recalled information about T. Rowe Price's experience managing registered mutual funds. The Board also considered, in this regard, the proposed termination of the Former Subadviser and the Investment Manager's explanation that the termination was due to an effort to improve the Fund's performance.

Investment Performance of T. Rowe Price

The Board noted that a review of investment performance is a key factor in evaluating the nature, extent and quality of services provided under investment advisory and subadvisory agreements. The Board considered T. Rowe Price's investment performance, noting that T. Rowe Price delivered relative strong performance results over 1-, 3- and 5-year periods for its account managed using a strategy substantially similar to that proposed for the Fund.

Based on the foregoing, and based on other information received (both oral and written) and other considerations, the Board concluded that T. Rowe Price was in a position to provide a high quality level of service to the Fund.

Comparative Fees, Costs of Services Provided and Profitability

The Board reviewed the proposed level of subadvisory fees under the proposed Subadvisory Agreement, noting that the proposed subadvisory fees payable to T. Rowe Price would be paid by the Investment Manager and would not impact the fees paid by the Fund. The Board also reviewed data regarding fees charged by T. Rowe Price to other clients, observing that the proposed subadvisory fees approximate the subadvisory fees charged to other funds subadvised by T. Rowe Price using a similar strategy. The Board also reviewed data regarding other subadvisory fees paid by the Investment Manager, observing that the proposed subadvisory fees charged by T. Rowe Price for the Fund are higher than the fees paid to the Former Subadviser, but are within the range of subadvisory fees paid by Investment Manager to other large-cap subadvisers. The Board also considered the expected modest decrease in total profitability of the Investment Manager and its affiliates in connection with the hiring of T. Rowe Price and concluded that the profitability levels remained within the reasonable ranges of profitability levels reported at the Fund's June Meeting.

Economies of Scale

The Board also considered economies of scale that may be realized by the Investment Manager and its affiliates as the Fund grows and took note of the extent to which shareholders might also benefit from such growth. The Board considered that the proposed subadvisory fees are paid by the Investment Manager rather than by the Fund. The Board observed that the Management Agreement would be unaffected by the subadviser change and continues to provide for sharing of economies of scale as management fees decline as assets increase at pre-established breakpoints. The Board further considered that the proposed Subadvisory Agreement with T. Rowe Price provides for lower fees as assets increase at pre-established breakpoints. The Board observed that, with respect to the Former Subadviser, the Investment Manager would be paying out more to T. Rowe Price than it had paid to the Former Subadviser, and considered the possibility that there could be less of an opportunity for economies of scale to be shared with shareholders as a result. The Board concluded that the Fund's advisory agreement provides adequately for sharing of economies of scale.

Based on all of the foregoing, including all of the information received and presented, the Board, including all of the Independent Trustees, concluded that the proposed subadvisory fees to be paid and the Subadvisory Agreement were fair and reasonable in light of the extent and quality of services proposed to be provided. In reaching this conclusion, no single factor was determinative.

On September 14, 2016, the Board, including all of the Independent Trustees, approved the Subadvisory Agreement.

Annual Report 2016

VARIABLE PORTFOLIO FUNDS

IMPORTANT INFORMATION ABOUT THIS REPORT

The policy of the Board is to vote the proxies of the companies in which each fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how each fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting investor.columbiathreadneedleus.com, or searching the website of the SEC at sec.gov.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund's Form N-Q is available on the SEC's website at sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. Each fund's complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.

Annual Report 2016

Variable Portfolio Funds

P.O. Box 8081

Boston, MA 02266-8081

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For fund and other investment product prospectuses, which contain this and other important information, contact your financial advisor or insurance representative. Please read the prospectus carefully before you invest. Each Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies.

All rights reserved. Columbia Management Investment Distributors, Inc., 225 Franklin Street, Boston, MA 02110-2804

© 2017 Columbia Management Investment Advisers, LLC.

S-6546 AN (2/17)

ANNUAL REPORT

December 31, 2016

PORTFOLIO NAVIGATOR FUNDS

Variable Portfolio – Conservative Portfolio

Variable Portfolio – Moderately Conservative Portfolio

Variable Portfolio – Moderate Portfolio

Variable Portfolio – Moderately Aggressive Portfolio

Variable Portfolio – Aggressive Portfolio

Please remember that you may not buy (nor will you own) shares of a Fund directly. Each Fund is available through variable annuity contracts and variable life insurance policies offered by the separate accounts of affiliated insurance companies. Please contact your financial advisor or insurance representative for more information.

PORTFOLIO NAVIGATOR FUNDS

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.

Annual Report 2016

PORTFOLIO NAVIGATOR FUNDS

PERFORMANCE OVERVIEW

Variable Portfolio – Conservative Portfolio

Performance Summary

∎	Variable Portfolio — Conservative Portfolio (the Fund) Class 2 shares returned 3.44% for the 12-month period that ended December 31, 2016.

∎	The Fund underperformed its new Blended Benchmark, which rose 4.04% during the same time period.

∎

During the same time period, the Fund’s bond benchmark the Bloomberg Barclays U.S. Aggregate Bond Index, returned 2.65%; the Fund’s domestic equity benchmark, the Russell 3000 Index, returned 12.74%; and the Fund’s international equity benchmark, the MSCI EAFE Index (Net), returned 1.00%.

∎	The Fund’s performance is primarily attributable to a combination of asset allocation decisions and underlying fund results across the asset class spectrum.

Average Annual Total Returns (%) (for period ended December 31, 2016)
	Inception	1 Year	5 Years	Life
Class 2	05/07/10	3.44	3.57	4.06
Class 4	05/07/10	3.44	3.57	4.06
Blended Benchmark		4.04	4.28	5.01
Bloomberg Barclays U.S. Aggregate Bond Index		2.65	2.23	3.31
Russell 3000 Index		12.74	14.67	13.49
MSCI EAFE Index (Net)		1.00	6.53	5.83

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your financial advisor or insurance representative.

Performance results reflect any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.

Effective March 10, 2016, the Fund compares its performance to that of a new blended index (consists of 80% Bloomberg Barclays U.S. Aggregate Bond Index, 14% Russell 3000 Index, and 6% MSCI EAFE Index (Net)) (the New Blended Benchmark). Prior to this date, the Fund compared its performance to that of another blended index (consists of 70% Bloomberg Barclays U.S. Aggregate Bond Index, 14% Russell 3000 Index, 10% Citi Three-Month U.S. Treasury Bill Index and 6% MSCI All Country World Index ex-U.S. (Net)) (the Former Blended Benchmark). The Fund’s investment manager made this recommendation to the Fund’s Board of Trustees to reconstitute the blended index because the investment manager believes that the New Blended Benchmark provides a more appropriate basis for comparing the Fund’s performance

The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage passthroughs), asset-backed securities, and commercial mortgage-backed securities.

The Russell 3000 Index, an unmanaged index, measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.

The MSCI EAFE Index (Net) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. The index is compiled from a composite of securities markets of Europe, Australasia and the Far East and is widely recognized by investors in foreign markets as the measurement index for portfolios of non-North American securities.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes (except the MSCI EAFE Index (Net), which reflects reinvested dividends net of withholding taxes) or other expenses of investing. Securities in the Fund may not match those in an index.

2	Annual Report 2016

PORTFOLIO NAVIGATOR FUNDS

PERFORMANCE OVERVIEW (continued)

Variable Portfolio – Conservative Portfolio

Performance of a Hypothetical $10,000 Investment (May 7, 2010 — December 31, 2016)

The chart above shows the change in value of a hypothetical $10,000 investment in Class 2 shares of Variable Portfolio — Conservative Portfolio during the stated time period, and does not reflect the deduction of taxes, if any, that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The returns also do not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan, if any.

Annual Report 2016	3

PORTFOLIO NAVIGATOR FUNDS

PORTFOLIO OVERVIEW

Variable Portfolio – Conservative Portfolio

Portfolio Breakdown (%) (at December 31, 2016)
Alternative Investment Funds	2.6
Equity Funds	19.5
Fixed-Income Funds	75.7
Money Market Funds	2.2
Total	100.0

Percentages indicated are based upon total investments. The Fund’s portfolio composition is subject to change.

4	Annual Report 2016

PORTFOLIO NAVIGATOR FUNDS

PERFORMANCE OVERVIEW

Variable Portfolio – Moderately Conservative Portfolio

Performance Summary

∎	Variable Portfolio — Moderately Conservative Portfolio (the Fund) Class 2 shares returned 3.97% for the 12-month period that ended December 31, 2016.

∎	The Fund underperformed its new Blended Benchmark, which advanced 5.00% during the same period.

∎

During the same time period, the Fund’s bond benchmark the Bloomberg Barclays U.S. Aggregate Bond Index, returned 2.65%; the Fund’s domestic equity benchmark, the Russell 3000 Index, returned 12.74%; and the Fund’s international equity benchmark, the MSCI EAFE Index (Net), returned 1.00%.

∎	The Fund’s performance is primarily attributable to a combination of asset allocation decisions and underlying fund results across the asset class spectrum.

Average Annual Total Returns (%) (for period ended December 31, 2016)
	Inception	1 Year	5 Years	Life
Class 2	05/07/10	3.97	4.83	5.08
Class 4	05/07/10	4.04	4.84	5.11
Blended Benchmark		5.00	5.76	6.21
Bloomberg Barclays U.S. Aggregate Bond Index		2.65	2.23	3.31
Russell 3000 Index		12.74	14.67	13.49
MSCI EAFE Index (Net)		1.00	6.53	5.83

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your financial advisor or insurance representative.

Performance results reflect any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.

Effective March 10, 2016, the Fund compares its performance to that of a new blended index (consists of 65% Bloomberg Barclays U.S. Aggregate Bond Index, 24% Russell 3000 Index, and 11% MSCI EAFE Index (Net)) (the New Blended Benchmark). Prior to this date, the Fund compared its performance to that of another blended index (consists of 60% Bloomberg Barclays U.S. Aggregate Bond Index, 24.5% Russell 3000 Index, 10.5% MSCI All Country World Index ex-U.S. (Net) and 5% Citi Three-Month U.S. Treasury Bill Index) (the Former Blended Benchmark). The Fund’s investment manager made this recommendation to the Fund’s Board of Trustees to reconstitute the blended index because the investment manager believes that the New Blended Benchmark provides a more appropriate basis for comparing the Fund’s performance.

The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage passthroughs), asset-backed securities, and commercial mortgage-backed securities.

The Russell 3000 Index, an unmanaged index, measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.

The MSCI EAFE Index (Net) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. The index is compiled from a composite of securities markets of Europe, Australasia and the Far East and is widely recognized by investors in foreign markets as the measurement index for portfolios of non-North American securities.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes (except the MSCI EAFE Index (Net), which reflects reinvested dividends net of withholding taxes) or other expenses of investing. Securities in the Fund may not match those in an index.

Annual Report 2016	5

PORTFOLIO NAVIGATOR FUNDS

PERFORMANCE OVERVIEW (continued)

Variable Portfolio – Moderately Conservative Portfolio

Performance of a Hypothetical $10,000 Investment (May 7, 2010 — December 31, 2016)

The chart above shows the change in value of a hypothetical $10,000 investment in Class 2 shares of Variable Portfolio — Moderately Conservative Portfolio during the stated time period, and does not reflect the deduction of taxes, if any, that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The returns also do not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan, if any.

6	Annual Report 2016

PORTFOLIO NAVIGATOR FUNDS

PORTFOLIO OVERVIEW

Variable Portfolio – Moderately Conservative Portfolio

Portfolio Breakdown (%) (at December 31, 2016)
Alternative Investment Funds	2.6
Equity Funds	34.6
Fixed-Income Funds	60.1
Money Market Funds	2.7
Total	100.0

Percentages indicated are based upon total investments. The Fund’s portfolio composition is subject to change.

Annual Report 2016	7

PORTFOLIO NAVIGATOR FUNDS

PERFORMANCE OVERVIEW

Variable Portfolio – Moderate Portfolio

Performance Summary

∎	Variable Portfolio — Moderate Portfolio (the Fund) Class 2 shares returned 4.64% for the 12-month period that ended December 31, 2016.

∎	The Fund underperformed its new Blended Benchmark, which returned 6.05% during the same period.

∎

During the same time period, the Fund’s bond benchmark the Bloomberg Barclays U.S. Aggregate Bond Index, returned 2.65%; the Fund’s domestic equity benchmark, the Russell 3000 Index, returned 12.74%; and the Fund’s international equity benchmark, the MSCI EAFE Index (Net), returned 1.00%.

∎	The Fund’s performance is primarily attributable to a combination of asset allocation decisions and underlying fund results across the asset class spectrum.

Average Annual Total Returns (%) (for period ended December 31, 2016)
	Inception	1 Year	5 Years	Life
Class 2	05/07/10	4.64	6.18	6.19
Class 4	05/07/10	4.63	6.19	6.22
Blended Benchmark		6.05	7.30	7.45
Bloomberg Barclays U.S. Aggregate Bond Index		2.65	2.23	3.31
Russell 3000 Index		12.74	14.67	13.49
MSCI EAFE Index (Net)		1.00	6.53	5.83

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your financial advisor or insurance representative.

Performance results reflect any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.

Effective March 10, 2016, the Fund compares its performance to that of a new blended index (consists of 50% Bloomberg Barclays U.S. Aggregate Bond Index, 35% Russell 3000 Index, and 15% MSCI EAFE Index (Net)) (the New Blended Benchmark). Prior to this date, the Fund compared its performance to that of another blended index (consists of 50% Bloomberg Barclays U.S. Aggregate Bond Index, 35% Russell 3000 Index and 15% MSCI All Country World Index ex-U.S. (Net)) (the Former Blended Benchmark). The Fund’s investment manager made this recommendation to the Fund’s Board of Trustees to reconstitute the blended index because the investment manager believes that the New Blended Benchmark provides a more appropriate basis for comparing the Fund’s performance.

The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage passthroughs), asset-backed securities, and commercial mortgage-backed securities.

The Russell 3000 Index, an unmanaged index, measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.

The MSCI EAFE Index (Net) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. The index is compiled from a composite of securities markets of Europe, Australasia and the Far East and is widely recognized by investors in foreign markets as the measurement index for portfolios of non-North American securities.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes (except the MSCI EAFE Index (Net), which reflects reinvested dividends net of withholding taxes) or other expenses of investing. Securities in the Fund may not match those in an index.

8	Annual Report 2016

PORTFOLIO NAVIGATOR FUNDS

PERFORMANCE OVERVIEW (continued)

Variable Portfolio – Moderate Portfolio

Performance of a Hypothetical $10,000 Investment (May 7, 2010 — December 31, 2016)

The chart above shows the change in value of a hypothetical $10,000 investment in Class 2 shares of Variable Portfolio — Moderate Portfolio during the stated time period, and does not reflect the deduction of taxes, if any, that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The returns also do not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan, if any.

Annual Report 2016	9

PORTFOLIO NAVIGATOR FUNDS

PORTFOLIO OVERVIEW

Variable Portfolio – Moderate Portfolio

Portfolio Breakdown (%) (at December 31, 2016)
Alternative Investment Funds	2.6
Equity Funds	51.4
Fixed-Income Funds	44.0
Money Market Funds	2.0
Total	100.0

Percentages indicated are based upon total investments. The Fund’s portfolio composition is subject to change.

10	Annual Report 2016

PORTFOLIO NAVIGATOR FUNDS

PERFORMANCE OVERVIEW

Variable Portfolio – Moderately Aggressive Portfolio

Performance Summary

∎	Variable Portfolio — Moderately Aggressive Portfolio (the Fund) Class 2 shares returned 5.27% for the 12-month period that ended December 31, 2016.

∎	The Portfolio underperformed its new Blended Benchmark, which returned 7.07% during the same period.

∎

During the same time period, the Fund’s domestic equity benchmark, the Russell 3000 Index, returned 12.74%; the Fund’s bond benchmark the Bloomberg Barclays U.S. Aggregate Bond Index, returned 2.65%; and the Fund’s international equity benchmark, the MSCI EAFE Index (Net), returned 1.00%.

∎	The Fund’s performance is primarily attributable to a combination of asset allocation decisions and underlying fund results across the asset class spectrum.

Average Annual Total Returns (%) (for period ended December 31, 2016)
	Inception	1 Year	5 Years	Life
Class 2	05/07/10	5.27	7.44	7.12
Class 4	05/07/10	5.26	7.43	7.14
Blended Benchmark		7.07	8.84	8.66
Russell 3000 Index		12.74	14.67	13.49
Bloomberg Barclays U.S. Aggregate Bond Index		2.65	2.23	3.31
MSCI EAFE Index (Net)		1.00	6.53	5.83

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your financial advisor or insurance representative.

Performance results reflect any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.

Effective March 10, 2016, the Fund compares its performance to that of a new blended index (consists of 46% Russell 3000 Index, 35% Bloomberg Barclays U.S. Aggregate Bond Index and 19% MSCI EAFE Index (Net)) (the New Blended Benchmark). Prior to this date, the Fund compared its performance to that of another blended index (consists of 45.5% Russell 3000 Index, 35% Bloomberg Barclays U.S. Aggregate Bond Index and 19.5% MSCI All Country World Index ex-U.S. (Net)) (the Former Blended Benchmark). The Fund’s investment manager made this recommendation to the Fund’s Board of Trustees to reconstitute the blended index because the investment manager believes that the New Blended Benchmark provides a more appropriate basis for comparing the Fund’s performance.

The Russell 3000 Index, an unmanaged index, measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.

The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage passthroughs), asset-backed securities, and commercial mortgage-backed securities.

The MSCI EAFE Index (Net) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. The index is compiled from a composite of securities markets of Europe, Australasia and the Far East and is widely recognized by investors in foreign markets as the measurement index for portfolios of non-North American securities.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes (except the MSCI EAFE Index (Net), which reflects reinvested dividends net of withholding taxes) or other expenses of investing. Securities in the Fund may not match those in an index.

Annual Report 2016	11

PORTFOLIO NAVIGATOR FUNDS

PERFORMANCE OVERVIEW (continued)

Variable Portfolio – Moderately Aggressive Portfolio

Performance of a Hypothetical $10,000 Investment (May 7, 2010 — December 31, 2016)

The chart above shows the change in value of a hypothetical $10,000 investment in Class 2 shares of Variable Portfolio — Moderately Aggressive Portfolio during the stated time period, and does not reflect the deduction of taxes, if any, that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The returns also do not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan, if any.

12	Annual Report 2016

PORTFOLIO NAVIGATOR FUNDS

PORTFOLIO OVERVIEW

Variable Portfolio – Moderately Aggressive Portfolio

Portfolio Breakdown (%) (at December 31, 2016)
Alternative Investment Funds	3.0
Equity Funds	66.3
Fixed-Income Funds	27.9
Money Market Funds	2.8
Total	100.0

Percentages indicated are based upon total investments. The Fund’s portfolio composition is subject to change.

Annual Report 2016	13

PORTFOLIO NAVIGATOR FUNDS

PERFORMANCE OVERVIEW

Variable Portfolio – Aggressive Portfolio

Performance Summary

∎	Variable Portfolio — Aggressive Portfolio (the Fund) Class 2 shares returned 5.91% for the 12-month period that ended December 31, 2016.

∎	The Fund underperformed its new Blended Benchmark, which returned 7.96% during the same period.

∎

During the same time period, the Fund’s domestic equity benchmark, the Russell 3000 Index, returned 12.74%; the Fund’s bond benchmark the Bloomberg Barclays U.S. Aggregate Bond Index, returned 2.65%; and the Fund’s international equity benchmark, the MSCI EAFE Index (Net), returned 1.00%.

∎	The Fund’s performance is primarily attributable to a combination of asset allocation decisions and underlying fund results across the asset class spectrum.

Average Annual Total Returns (%) (for period ended December 31, 2016)
	Inception	1 Year	5 Years	Life
Class 2	05/07/10	5.91	8.78	8.14
Class 4	05/07/10	5.97	8.78	8.17
Blended Benchmark		7.96	10.28	9.76
Russell 3000 Index		12.74	14.67	13.49
MSCI EAFE Index (Net)		1.00	6.53	5.83
Bloomberg Barclays U.S. Aggregate Bond Index		2.65	2.23	3.31

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your financial advisor or insurance representative.

Performance results reflect any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.

Effective March 10, 2016, the Fund compares its performance to that of a new blended index (consists of 56% Russell 3000 Index, 24% MSCI EAFE Index (Net) and 20% Bloomberg Barclays U.S. Aggregate Bond Index) (the New Blended Benchmark). Prior to this date, the Fund compared its performance to that of another blended index (consists of 56% Russell 3000 Index, 24% MSCI All Country World Index ex-U.S. (Net) and 20% Bloomberg Barclays U.S. Aggregate Bond Index) (the Former Blended Benchmark). The Fund’s investment manager made this recommendation to the Fund’s Board of Trustees to reconstitute the blended index because the investment manager believes that the New Blended Benchmark provides a more appropriate basis for comparing the Fund’s performance.

The Russell 3000 Index, an unmanaged index, measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.

The MSCI EAFE Index (Net) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. The index is compiled from a composite of securities markets of Europe, Australasia and the Far East and is widely recognized by investors in foreign markets as the measurement index for portfolios of non-North American securities.

The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage passthroughs), asset-backed securities, and commercial mortgage-backed securities.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes (except the MSCI EAFE Index (Net), which reflects reinvested dividends net of withholding taxes) or other expenses of investing. Securities in the Fund may not match those in an index.

14	Annual Report 2016

PORTFOLIO NAVIGATOR FUNDS

PERFORMANCE OVERVIEW (continued)

Variable Portfolio – Aggressive Portfolio

Performance of a Hypothetical $10,000 Investment (May 7, 2010 — December 31, 2016)

The chart above shows the change in value of a hypothetical $10,000 investment in Class 2 shares of Variable Portfolio — Aggressive Portfolio during the stated time period, and does not reflect the deduction of taxes, if any, that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The returns also do not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan, if any.

Annual Report 2016	15

PORTFOLIO NAVIGATOR FUNDS

PORTFOLIO OVERVIEW

Variable Portfolio – Aggressive Portfolio

Portfolio Breakdown (%) (at December 31, 2016)
Alternative Investment Funds	3.1
Equity Funds	80.8
Exchange-Traded Funds	0.5
Fixed-Income Funds	13.0
Money Market Funds	2.6
Total	100.0

Percentages indicated are based upon total investments. The Fund’s portfolio composition is subject to change.

16	Annual Report 2016

PORTFOLIO NAVIGATOR FUNDS

MANAGER DISCUSSION OF FUND PERFORMANCE

For the 12-month period that ended December 31, 2016, all five Funds generated positive absolute returns, though each of the five Funds underperformed their respective Blended Benchmark. The Funds’ performance is primarily attributable to a combination of asset allocation decisions and underlying fund manager results across the asset class spectrum. All returns shown below are for this annual period.

During the period, the Funds’ bond benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index, returned 2.65%; the Funds’ domestic equity benchmark, the Russell 3000 Index, returned 12.74%; and the Funds’ new international equity benchmark, the MSCI EAFE Index (Net), returned 1.00%. While these individual index returns are informative, the Blended Benchmarks, which are comprised of these individual indices in varying percentages as shown below, serve as a more relevant performance comparison for each of the Portfolios.

∎	Variable Portfolio — Conservative Portfolio Class 2 shares returned 3.44%. The Portfolio’s new Blended Benchmark, returned 4.04%.

∎	Variable Portfolio — Moderately Conservative Portfolio Class 2 shares returned 3.97%. The Portfolio’s new Blended Benchmark returned 5.00%.

∎	Variable Portfolio — Moderate Portfolio Class 2 shares returned 4.64%. The Portfolio’s new Blended Benchmark returned 6.05%.

∎	Variable Portfolio — Moderately Aggressive Portfolio Class 2 shares returned 5.27%. The Portfolio’s new Blended Benchmark returned 7.07%.

∎	Variable Portfolio — Aggressive Portfolio Class 2 shares returned 5.91%. The Portfolio’s new Blended Benchmark returned 7.96%.

Diversification Proved Effective Although U.S. Equities Dominated

During the annual period, macro events kept investor uncertainty at elevated levels. At the start of 2016, concerns about China, oil prices and extremely low global interest rates caused a notable span of heightened risk aversion and, in turn, a sell-off across global equity markets that peaked in early February 2016. A recovery subsequently ensued that was nearly as swift and strong in size, scope and speed as the drop that preceded it. By late March 2016, U.S. equity markets had recovered from the early-year swoon, and by mid-summer 2016, most international developed markets had similarly recovered. Market volatility rose ahead of the late-June 2016 referendum vote in the U.K. regarding its membership in the European Union, and then many market participants were caught off guard by the majority “leave” vote, popularly known as Brexit. Following a short-lived global equity market decline, a rally, which many market strategists were surprised to see unfold just days after the Brexit vote, pushed risk assets higher through the remainder of the summer. During the fourth quarter of 2016, the U.S. election again took investors for an unexpected ride, as volatility spiked, and U.S. Treasury bond yields soared higher. In fact, the 10-year U.S. Treasury bond yield had reached a record low of 1.36% in July 2016 only to move higher and finish the year at 2.44%. This swift rise in bond yields translated to a total return of approximately -6.8% for 10-year U.S. Treasuries during the second half of the calendar year.

Portfolio Management

Jeffrey Knight, CFA

Anwiti Bahuguna, Ph.D.

David Weiss, CFA

Brian Virginia

Annual Report 2016	17

PORTFOLIO NAVIGATOR FUNDS

MANAGER DISCUSSION OF FUND PERFORMANCE (continued)

At the end of 2016, the advance in U.S. equity markets — from their bottom in March 2009 — surpassed the duration of the bull market of 1990-1998 to become the second longest bull market of all time in the U.S., as measured by the S&P 500 Index. The bull market spanning 1921-1929 remains the longest bull market in history, however, should the current bull market last until the middle of March 2017, then this record will fall by the wayside as well. Still, while U.S. equity markets ended 2016 near all-time record highs, overseas markets remained well below their all-time highs. Indeed, in the context of market highs established during the current market cycle (dating back to early 2009), international developed market equities, as measured by the MSCI EAFE Index, would need to advance approximately 20% higher to capture its high point from the end of April 2014. For emerging market equities, the most recent high occurred in March 2011. For emerging market equities, as measured by the MSCI Emerging Markets Index, to reach that same level would require an increase of approximately 43% from levels seen at the end of 2016.

Underlying Fund Performance Detracted from Relative Results

During the annual period, underlying fund performance overall was a detractor from the Funds’ relative performance, though results were mixed. More specifically, underlying U.S. fixed-income funds as a whole helped generate favorable results during the annual period. Conversely, underlying funds focused on U.S. large cap equities and overseas equities overall detracted from relative results during the annual period. The better performance for fixed-income funds helped the more conservative-oriented Funds generate relative performance results that were closer to that of their respective Blended Benchmarks than was the case for the more equity-oriented, more aggressively-positioned Funds.

Within the fixed-income segment of the Funds, a majority of the outperformance of the Bloomberg Barclays U.S. Aggregate Bond Index was generated by multi-sector bond strategies with exposure to the corporate credit markets. High-yield bonds were a particularly notable standout, as returns for this segment of the market, as measured by the Bloomberg Barclays U.S. High Yield Bond Index, were approximately 17.13% during the annual period. Elsewhere, favorable contributors to the Funds’ relative return during the annual period included U.S. small cap equities and a tactical position in commodities.

The underperformance of underlying funds overall was mostly centered in U.S. large cap equity strategies — for two primary reasons. First, smaller cap equities significantly outpaced large cap equities within the U.S. equity market during the annual period. Second, managers with a value-oriented focus performed, on average, better than did managers with a growth-oriented bias or those with a blended style disciplined strategy. During the annual period, the Russell 1000 Value Index was up 17.34%, while the Russell 1000 Growth Index gained 7.08%. In other areas, exposure to real estate-related strategies, alternative-oriented investments and cash holdings detracted from the Funds’ relative results.

18	Annual Report 2016

PORTFOLIO NAVIGATOR FUNDS

MANAGER DISCUSSION OF FUND PERFORMANCE (continued)

Active Management Decisions Drove Portfolio Changes

During the annual period, we implemented a series of tactical adjustments alongside some strategic changes intended to improve Fund performance. We reduced a slight overweight to U.S. equities held early in the annual period as domestic equities advanced and outperformed global equity markets at a noteworthy pace throughout the year. Tactically, exposure directed at U.S. small cap equities helped relative results, and we reduced this position as small cap outperformance was formidable during the annual period. We maintained modest tactical positions in emerging market equities and fixed income. Early in 2016, exposure to emerging market equities and fixed income helped the Funds’ relative results. However, during the fourth quarter of 2016, emerging markets struggled and detracted somewhat, as rising interest rates in the U.S. put pressure on many of these markets. We tactically decreased exposure to international developed market equities ahead of the Brexit vote in the U.K. but later increased weightings again as valuations and momentum reemerged. As in the U.S. equity market, international developed market strategies with a value investment style discipline performed markedly better than those with growth-oriented investment styles. The Funds’ high level fixed-income allocation remained rather steady during the annual period, although we did tactically adjust exposure as market conditions shifted.

As part of an ongoing effort to monitor the individual teams that manage underlying funds, subadvisor changes were implemented during the second quarter of 2016 and again late in the period in an effort to improve results in the underlying funds. Further, in an effort to improve underlying fund results, we revamped the subadvisor selection and oversight process and utilized a slightly greater degree of tactical flexibility for asset class positioning during the annual period.

Annual Report 2016	19

PORTFOLIO NAVIGATOR FUNDS

UNDERSTANDING YOUR FUND’S EXPENSES

(Unaudited)

As an investor, you incur ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

The information below does not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy (collectively, Contracts) or qualified pension and retirement plan (Qualified Plan), if any. The total fees and expenses you bear may therefore be higher than those shown below.

Analyzing Your Fund’s Expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare With Other Funds” below for details on how to use the hypothetical data.

In addition to the ongoing expenses which the Fund bears directly, the Fund’s shareholders indirectly bear the Fund’s allocable share of the costs and expenses of each underlying fund in which the Fund invests. You can also estimate the effective expenses paid during the period, which includes the indirect fees associated with investing in the underlying funds, by using the amounts listed in the “Effective Expenses Paid During the Period” column.

Compare With Other Funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as redemption or exchange fees, or expenses that apply to the subaccount or the Contract. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If the fees and expenses imposed under your Contract or Qualified Plan, if any, were included, your costs would be higher.

20	Annual Report 2016

PORTFOLIO NAVIGATOR FUNDS

UNDERSTANDING YOUR FUND’S EXPENSES (continued)

(Unaudited)

July 1, 2016 – December 31, 2016

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)		Expenses Paid During the Period ($)		Fund’s Annualized Expense Ratio (%)	Effective Expenses Paid During the Period ($)		Fund’s Effective Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual	Actual	Hypothetical	Actual

Variable Portfolio — Conservative Portfolio
Class 2	1,000.00	1,000.00	995.40	1,023.50	1.50	1.52	0.30	4.59	4.65	0.92
Class 4	1,000.00	1,000.00	995.40	1,023.50	1.50	1.52	0.30	4.59	4.65	0.92

Variable Portfolio — Moderately Conservative Portfolio
Class 2	1,000.00	1,000.00	1,008.00	1,023.50	1.51	1.52	0.30	4.77	4.81	0.95
Class 4	1,000.00	1,000.00	1,008.00	1,023.50	1.51	1.52	0.30	4.77	4.81	0.95

Variable Portfolio — Moderate Portfolio
Class 2	1,000.00	1,000.00	1,021.20	1,023.55	1.47	1.47	0.29	5.00	5.01	0.99
Class 4	1,000.00	1,000.00	1,021.20	1,023.55	1.47	1.47	0.29	5.00	5.01	0.99

Variable Portfolio — Moderately Aggressive Portfolio
Class 2	1,000.00	1,000.00	1,034.10	1,023.50	1.53	1.52	0.30	5.29	5.26	1.04
Class 4	1,000.00	1,000.00	1,034.00	1,023.50	1.53	1.52	0.30	5.29	5.26	1.04

Variable Portfolio — Aggressive Portfolio
Class 2	1,000.00	1,000.00	1,050.40	1,023.50	1.54	1.52	0.30	5.54	5.46	1.08
Class 4	1,000.00	1,000.00	1,051.00	1,023.50	1.54	1.52	0.30	5.54	5.46	1.08

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 366.

Effective expenses paid during the period and the Fund’s effective annualized expense ratio include expenses borne directly to the class plus the Fund’s pro rata portion of the ongoing expenses charged by the underlying funds using the expense ratio of each class of the underlying funds as of the underlying fund’s most recent shareholder report.

Annual Report 2016	21

PORTFOLIO NAVIGATOR FUNDS

PORTFOLIO OF INVESTMENTS

Variable Portfolio – Conservative Portfolio

December 31, 2016

(Percentages represent value of investments compared to net assets)

Equity Funds 19.4%
	Shares	Value ($)
GLOBAL REAL ESTATE 0.4%
Variable Portfolio — CenterSquare Real Estate Fund, Class 1 Shares(a)	695,160	5,971,423

INTERNATIONAL 6.6%
Columbia Variable Portfolio — Emerging Markets Fund, Class 1 Shares(a)	606,662	8,669,202

Columbia Variable Portfolio — Select International Equity Fund, Class 1 Shares(a)	643,058	8,089,666

Variable Portfolio — Columbia Wanger International Equities Fund, Class 1 Shares(a)	164,022	805,349

Variable Portfolio — DFA International Value Fund, Class 1 Shares(a)	1,299,472	12,137,070

Variable Portfolio — Lazard International Equity Advantage Fund, Class 1 Shares(a)	2,318,930	22,679,133

Variable Portfolio — Oppenheimer International Growth Fund, Class 1 Shares(a)	2,035,167	21,776,283

Variable Portfolio — Pyramis® International Equity Fund, Class 1 Shares(a)	2,385,139	23,636,730

Total		97,793,433

U.S. LARGE CAP 10.0%
Columbia Variable Portfolio — Contrarian Core Fund, Class 1 Shares(a)(b)	1,450,730	26,287,225

Columbia Variable Portfolio — Disciplined Core Fund, Class 1 Shares(a)(b)	652,849	25,532,945

Columbia Variable Portfolio — Dividend Opportunity Fund, Class 1 Shares(a)(b)	39,517	874,117

Columbia Variable Portfolio — Large Cap Growth Fund, Class 1 Shares(a)(b)	24,322	318,130

Columbia Variable Portfolio — Select Large-Cap Value Fund, Class 1 Shares(a)(b)	73,182	1,504,618

Variable Portfolio — Loomis Sayles Growth Fund, Class 1 Shares(a)(b)	353,016	7,748,693

Variable Portfolio — MFS Value Fund, Class 1 Shares(a)(b)	1,558,909	33,080,058

Variable Portfolio — MFS® Blended Research® Core Equity Fund, Class 1 Shares(a)(b)	935,582	15,904,897

Equity Funds (continued)
	Shares	Value ($)
Variable Portfolio — Morgan Stanley Advantage Fund, Class 1 Shares(a)(b)	835,985	17,137,700

Variable Portfolio — Nuveen Winslow Large Cap Growth Fund, Class 1 Shares(a)(b)	319,630	6,472,498

Variable Portfolio — T. Rowe Price Large Cap Value Fund, Class 1 Shares(a)(b)	633,921	12,437,525

Total		147,298,406

U.S. MID CAP 0.8%
Variable Portfolio — Jennison Mid Cap Growth Fund, Class 1 Shares(a)(b)	126,620	2,413,384

Variable Portfolio — Victory Sycamore Established Value Fund, Class 1 Shares(a)(b)	392,681	8,906,001

Total		11,319,385

U.S. SMALL CAP 1.6%
Columbia Variable Portfolio — U.S. Equities Fund, Class 1 Shares(a)(b)	481,696	10,024,091

Variable Portfolio — Partners Small Cap Growth Fund, Class 1 Shares(a)(b)	396,422	7,325,887

Variable Portfolio — Partners Small Cap Value Fund, Class 1 Shares(a)(b)	217,755	5,692,105

Total		23,042,083

Total Equity Funds
(Cost: $264,216,356)		285,424,730

Fixed-Income Funds 75.6%
EMERGING MARKETS 0.3%
Columbia Variable Portfolio — Emerging Markets Bond Fund, Class 1 Shares(a)	450,728	4,281,919

FLOATING RATE 0.3%
Variable Portfolio — Eaton Vance Floating-Rate Income Fund, Class 1 Shares(a)	533,479	4,129,125

HIGH YIELD 0.3%
Columbia Variable Portfolio — Income Opportunities Fund, Class 1 Shares(a)	590,748	4,466,054

INVESTMENT GRADE 74.4%
Columbia Variable Portfolio — Intermediate Bond Fund, Class 1 Shares(a)	28,703,057	297,076,639

The accompanying Notes to Financial Statements are an integral part of this statement.

22	Annual Report 2016

PORTFOLIO NAVIGATOR FUNDS

PORTFOLIO OF INVESTMENTS (continued)

Variable Portfolio – Conservative Portfolio

December 31, 2016

Fixed-Income Funds (continued)
	Shares	Value ($)
Columbia Variable Portfolio — Limited Duration Credit Fund, Class 1 Shares(a)	4,536,939	42,964,814

Columbia Variable Portfolio — Long Government/Credit Bond Fund, Class 1 Shares(a)	3,917,658	38,863,170

Columbia Variable Portfolio — U.S. Government Mortgage Fund, Class 1 Shares(a)	6,321,989	65,242,928

Variable Portfolio — American Century Diversified Bond Fund, Class 1 Shares(a)	23,927,442	262,005,487

Variable Portfolio — J.P. Morgan Core Bond Fund, Class 1 Shares(a)	13,761,631	148,900,846

Variable Portfolio — TCW Core Plus Bond Fund, Class 1 Shares(a)	15,297,313	160,315,838

Variable Portfolio — Wells Fargo Short Duration Government Fund, Class 1 Shares(a)	7,571,639	76,322,127

Total		1,091,691,849

MULTISECTOR 0.3%
Columbia Variable Portfolio — Strategic Income Fund, Class 1 Shares(a)	1,080,443	4,375,794

Total Fixed-Income Funds
(Cost: $1,120,321,762)		1,108,944,741

Alternative Investment Funds 2.6%
	Shares	Value ($)
Columbia Variable Portfolio — Commodity Strategy Fund, Class 1 Shares(a)(b)	2,588,948	16,388,039

Columbia Variable Portfolio — Diversified Absolute Return Fund, Class 1 Shares(a)(b)	1,439,410	13,472,877

Variable Portfolio — AQR Managed Futures Strategy Fund, Class 1 Shares(a)	1,009,433	7,924,052

Total Alternative Investment Funds
(Cost: $40,977,131)		37,784,968

Money Market Funds 2.2%

Columbia Short-Term Cash Fund, 0.594%(a)(c)	23,753,636	23,753,636

Columbia Variable Portfolio — Government Money Market Fund, Class 1 Shares, 0.010%(a)(c)	8,702,390	8,702,390

Total Money Market Funds
(Cost: $32,456,076)		32,456,026

Total Investments
(Cost: $1,457,971,325)		1,464,610,465

Other Assets & Liabilities, Net		2,805,251

Net Assets		1,467,415,716

At December 31, 2016, cash totaling $2,830,367 was pledged as collateral.

Investments in Derivatives

Futures Contracts Outstanding at December 31, 2016

Long Futures Contracts Outstanding

Contract Description	Number of Contracts	Trading Currency	Notional Market Value ($)	Expiration Date	Unrealized Appreciation ($)	Unrealized (Depreciation) ($)
S&P 500 E-mini	66	USD	7,379,460	03/2017	—	(58,078)

TOPIX Index	35	JPY	4,545,882	03/2017	139,676	—

TOPIX Index	57	JPY	7,403,294	03/2017	—	(130,927)

U.S. Long Bond	40	USD	6,026,250	03/2017	—	(47,266)

U.S. Ultra Bond	115	USD	18,428,750	03/2017	—	(272,305)

Total			43,783,636		139,676	(508,576)

Short Futures Contracts Outstanding

Contract Description	Number of Contracts	Trading Currency	Notional Market Value ($)	Expiration Date	Unrealized Appreciation ($)	Unrealized (Depreciation) ($)
EURO STOXX 50	(466)	EUR	(16,074,835)	03/2017	—	(440,113)

U.S. Treasury 2-Year Note	(14)	USD	(3,033,625)	03/2017	3,475	—

Total			(19,108,460)		3,475	(440,113)

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016	23

PORTFOLIO NAVIGATOR FUNDS

PORTFOLIO OF INVESTMENTS (continued)

Variable Portfolio – Conservative Portfolio

December 31, 2016

Notes to Portfolio of Investments

(a)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended December 31, 2016 are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds From Sales ($)	Realized Gain (Loss) ($)	Ending Cost ($)	Capital Gain Distributions ($)	Dividends — Affiliated Issuers ($)	Value ($)
Columbia Short-Term Cash Fund	28,634,528	30,138,069	(35,018,972)	61	23,753,686	—	121,177	23,753,636

Columbia Variable Portfolio — Commodity Strategy Fund, Class 1 Shares	1,660,350	14,676,000	—	—	16,336,350	—	—	16,388,039

Columbia Variable Portfolio — Contrarian Core Fund, Class 1 Shares	20,594,228	6,314,851	(8,157,288)	2,254,701	21,006,492	—	—	26,287,225

Columbia Variable Portfolio — Disciplined Core Fund, Class 1 Shares	22,436,847	6,314,851	(8,157,289)	1,795,656	22,390,065	—	—	25,532,945

Columbia Variable Portfolio — Diversified Absolute Return Fund, Class 1 Shares	18,241,939	—	(3,900,000)	(206,082)	14,135,857	—	—	13,472,877

Columbia Variable Portfolio — Dividend Opportunity Fund, Class 1 Shares	4,780,875	—	(5,371,527)	1,231,618	640,966	—	—	874,117

Columbia Variable Portfolio — Emerging Markets Bond Fund, Class 1 Shares	4,163,756	111,688	—	—	4,275,444	—	111,688	4,281,919

Columbia Variable Portfolio — Emerging Markets Fund, Class 1 Shares	13,137,158	5,066,848	(8,156,000)	(1,308,287)	8,739,719	—	14,968	8,669,202

Columbia Variable Portfolio — Government Money Market Fund, Class 1 Shares	74,388,312	11,478,093	(77,164,015)	—	8,702,390	—	2,114	8,702,390

Columbia Variable Portfolio — Income Opportunities Fund, Class 1 Shares	4,431,964	657,731	—	—	5,089,695	193,633	464,099	4,466,054

Columbia Variable Portfolio — Intermediate Bond Fund, Class 1 Shares	222,651,223	82,754,960	(10,679,064)	547,486	295,274,605	184,080	5,421,062	297,076,639

Columbia Variable Portfolio — Large Cap Growth Fund, Class 1 Shares	6,011,064	5,051,881	(12,704,989)	1,951,814	309,770	—	—	318,130

Columbia Variable Portfolio — Limited Duration Credit Fund, Class 1 Shares	45,428,599	1,663,505	—	—	47,092,104	—	1,663,505	42,964,814

Columbia Variable Portfolio — Long Government/Credit Bond Fund, Class 1 Shares	55,679,867	1,109,580	(19,091,226)	498,340	38,196,561	—	1,109,580	38,863,170

Columbia Variable Portfolio — Select International Equity Fund, Class 1 Shares	—	8,260,836	—	—	8,260,836	—	104,836	8,089,666

Columbia Variable Portfolio — Select Large-Cap Value Fund, Class 1 Shares	2,395,615	1,262,970	(2,794,875)	377,455	1,241,165	—	—	1,504,618

Columbia Variable Portfolio — Strategic Income Fund, Class 1 Shares	6,052,184	716,565	—	—	6,768,749	242,753	473,813	4,375,794

Columbia Variable Portfolio — U.S. Equities Fund, Class 1 Shares	9,540,308	—	—	—	9,540,308	—	—	10,024,091

Columbia Variable Portfolio — U.S. Government Mortgage Fund, Class 1 Shares	63,634,396	2,337,115	—	—	65,971,511	482,103	1,855,012	65,242,928

Variable Portfolio — American Century Diversified Bond Fund, Class 1 Shares	247,218,477	30,195,970	(12,909,526)	266,067	264,770,988	149,803	4,786,763	262,005,487

Variable Portfolio — AQR Managed Futures Strategy Fund, Class 1 Shares	10,027,735	477,189	—	—	10,504,924	—	477,188	7,924,052

Variable Portfolio — CenterSquare Real Estate Fund, Class 1 Shares	3,632,873	3,357,134	—	—	6,990,007	179,102	55,032	5,971,423

Variable Portfolio — Columbia Wanger International Equities Fund, Class 1 Shares	1,002,307	474,031	—	—	1,476,338	460,598	13,434	805,349

The accompanying Notes to Financial Statements are an integral part of this statement.

24	Annual Report 2016

PORTFOLIO NAVIGATOR FUNDS

PORTFOLIO OF INVESTMENTS (continued)

Variable Portfolio – Conservative Portfolio

December 31, 2016

Notes to Portfolio of Investments (continued)

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds From Sales ($)	Realized Gain (Loss) ($)	Ending Cost ($)	Capital Gain Distributions ($)	Dividends — Affiliated Issuers ($)	Value ($)
Variable Portfolio — DFA International Value Fund, Class 1 Shares	22,263,874	5,692,682	(13,301,478)	(2,439,419)	12,215,659	93,332	547,469	12,137,070

Variable Portfolio — Eaton Vance Floating-Rate Income Fund, Class 1 Shares	4,589,023	379,157	—	—	4,968,180	—	379,158	4,129,125

Variable Portfolio — J.P. Morgan Core Bond Fund, Class 1 Shares	159,035,566	8,723,479	(16,314,578)	34,137	151,478,604	267,657	3,403,941	148,900,846

Variable Portfolio — Jennison Mid Cap Growth Fund, Class 1 Shares	2,347,126	5,051,881	(5,371,526)	325,150	2,352,631	—	—	2,413,384

Variable Portfolio — Lazard International Equity Advantage Fund, Class 1 Shares	17,236,253	5,482,106	—	—	22,718,359	—	430,225	22,679,133

Variable Portfolio — Loomis Sayles Growth Fund, Class 1 Shares	20,005,080	5,051,881	(21,676,990)	3,812,276	7,192,247	—	—	7,748,693

Variable Portfolio — MFS Value Fund, Class 1 Shares	14,558,958	16,920,851	(5,589,751)	1,857,865	27,747,923	—	—	33,080,058

Variable Portfolio — MFS® Blended Research® Core Equity Fund, Class 1 Shares	12,998,409	5,051,881	(8,157,289)	2,741,743	12,634,744	—	—	15,904,897

Variable Portfolio — Morgan Stanley Advantage Fund, Class 1 Shares	9,314,308	5,051,881	(2,794,875)	1,119,495	12,690,809	—	—	17,137,700

Variable Portfolio — Nuveen Winslow Large Cap Growth Fund, Class 1 Shares	11,119,329	5,051,881	(14,501,287)	4,466,766	6,136,689	—	—	6,472,498

Variable Portfolio — Oppenheimer International Growth Fund, Class 1 Shares	22,867,774	5,609,792	(2,785,761)	(461,735)	25,230,070	244,844	313,067	21,776,283

Variable Portfolio — Partners Small Cap Growth Fund, Class 1 Shares	5,931,754	2,525,940	(1,041,000)	(11,459)	7,405,235	—	—	7,325,887

Variable Portfolio — Partners Small Cap Value Fund, Class 1 Shares	5,228,424	—	(1,041,000)	170,873	4,358,297	—	—	5,692,105

Variable Portfolio — Pyramis® International Equity Fund, Class 1 Shares	20,500,342	5,534,798	—	—	26,035,140	—	482,918	23,636,730

Variable Portfolio — T. Rowe Price Large Cap Value Fund, Class 1 Shares	9,597,471	5,051,881	(8,157,289)	3,182,988	9,675,051	—	—	12,437,525

Variable Portfolio — TCW Core Plus Bond Fund, Class 1 Shares	158,519,539	2,640,370	(2,794,875)	165,945	158,530,979	676,738	1,963,632	160,315,838

Variable Portfolio — Victory Sycamore Established Value Fund, Class 1 Shares	2,175,956	5,051,881	—	—	7,227,837	—	—	8,906,001

Variable Portfolio — Wells Fargo Short Duration Government Fund, Class 1 Shares	85,137,754	1,096,519	(8,157,289)	(172,643)	77,904,341	326,187	770,332	76,322,127

Total	1,449,171,545	302,388,728	(315,789,759)	22,200,811	1,457,971,325	3,500,830	24,965,013	1,464,610,465

(b)	Non-income producing investment.

(c)	The rate shown is the seven-day current annualized yield at December 31, 2016.

Currency Legend

EUR	Euro
JPY	Japanese Yen
USD	US Dollar

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016	25

PORTFOLIO NAVIGATOR FUNDS

PORTFOLIO OF INVESTMENTS (continued)

Variable Portfolio – Conservative Portfolio

December 31, 2016

Fair Value Measurements

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

∎

Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

∎	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

∎	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Certain investments that have been measured at fair value using the net asset value (NAV) per share (or its equivalent) are not categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to reconcile the fair value hierarchy to the amounts presented in the Portfolio of Investments. The Variable Portfolios serve as investment vehicles for variable annuity contracts and variable life insurance policies. Principle investment strategies within these Variable Portfolios vary based on the Portfolios investment objective. Investments in the Variable Portfolios may be redeemed on a daily basis without restriction. The Columbia Short-Term Cash Fund seeks to provide shareholders with maximum current income consistent with liquidity and stability of principal. Columbia Short-Term Cash Fund prices its shares with a floating NAV and no longer seeks to maintain a stable NAV.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The accompanying Notes to Financial Statements are an integral part of this statement.

26	Annual Report 2016

PORTFOLIO NAVIGATOR FUNDS

PORTFOLIO OF INVESTMENTS (continued)

Variable Portfolio – Conservative Portfolio

December 31, 2016

Fair Value Measurements (continued)

The following table is a summary of the inputs used to value the Fund’s investments at December 31, 2016:

	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Investments measured at net asset value

Equity Funds	—	—	—	285,424,730

Fixed-Income Funds	—	—	—	1,108,944,741

Alternative Investment Funds	—	—	—	37,784,968

Money Market Funds	—	—	—	32,456,026

Total Investments	—	—	—	1,464,610,465

Derivatives

Assets

Futures Contracts	143,151	—	—	143,151

Liabilities

Futures Contracts	(948,689)	—	—	(948,689)

Total	(805,538)	—	—	1,463,804,927

See the Portfolio of Investments for all investment classifications not indicated in the table.

Derivative instruments are valued at unrealized appreciation (depreciation).

There were no transfers of financial assets between levels during the period.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016	27

PORTFOLIO NAVIGATOR FUNDS

PORTFOLIO OF INVESTMENTS

Variable Portfolio – Moderately Conservative Portfolio

December 31, 2016

(Percentages represent value of investments compared to net assets)

Equity Funds 34.6%
	Shares	Value ($)
GLOBAL REAL ESTATE 0.7%
Variable Portfolio — CenterSquare Real Estate Fund, Class 1 Shares(a)	3,076,499	26,427,126

INTERNATIONAL 10.7%
Columbia Variable Portfolio — Emerging Markets Fund, Class 1 Shares(a)	1,578,194	22,552,395

Columbia Variable Portfolio — Select International Equity Fund, Class 1 Shares(a)	2,530,916	31,838,927

Variable Portfolio — Columbia Wanger International Equities Fund, Class 1 Shares(a)	869,809	4,270,760

Variable Portfolio — DFA International Value Fund, Class 1 Shares(a)	7,697,214	71,891,973

Variable Portfolio — Lazard International Equity Advantage Fund, Class 1 Shares(a)	8,786,412	85,931,109

Variable Portfolio — Oppenheimer International Growth Fund, Class 1 Shares(a)	8,493,764	90,883,274

Variable Portfolio — Pyramis® International Equity Fund, Class 1 Shares(a)	9,895,105	98,060,493

Total		405,428,931

U.S. LARGE CAP 19.9%
Columbia Variable Portfolio — Contrarian Core Fund, Class 1 Shares(a)(b)	4,186,926	75,867,097

Columbia Variable Portfolio — Disciplined Core Fund, Class 1 Shares(a)(b)	3,084,486	120,634,240

Columbia Variable Portfolio — Dividend Opportunity Fund, Class 1 Shares(a)(b)	1,590,982	35,192,534

Columbia Variable Portfolio — Large Cap Growth Fund, Class 1 Shares(a)(b)	3,274,254	42,827,243

Columbia Variable Portfolio — Select Large-Cap Value Fund, Class 1 Shares(a)(b)	6,031	124,003

Variable Portfolio — Loomis Sayles Growth Fund, Class 1 Shares(a)(b)	3,248,296	71,300,098

Variable Portfolio — MFS Value Fund, Class 1 Shares(a)(b)	6,468,411	137,259,693

Variable Portfolio — MFS® Blended Research® Core Equity Fund, Class 1 Shares(a)(b)	5,024,545	85,417,259

Equity Funds (continued)
	Shares	Value ($)
Variable Portfolio — Morgan Stanley Advantage Fund, Class 1 Shares(a)(b)	1,933,789	39,642,678

Variable Portfolio — Nuveen Winslow Large Cap Growth Fund, Class 1 Shares(a)(b)	2,043,339	41,377,607

Variable Portfolio — T. Rowe Price Large Cap Value Fund, Class 1 Shares(a)(b)	5,178,808	101,608,211

Total		751,250,663

U.S. MID CAP 0.8%
Variable Portfolio — Jennison Mid Cap Growth Fund, Class 1 Shares(a)(b)	865,016	16,487,210

Variable Portfolio — Victory Sycamore Established Value Fund, Class 1 Shares(a)(b)	650,707	14,758,027

Total		31,245,237

U.S. SMALL CAP 2.5%
Columbia Variable Portfolio — U.S. Equities Fund, Class 1 Shares(a)(b)	2,298,163	47,824,768

Variable Portfolio — Partners Small Cap Growth Fund, Class 1 Shares(a)(b)	1,165,591	21,540,113

Variable Portfolio — Partners Small Cap Value Fund, Class 1 Shares(a)(b)	1,011,141	26,431,238

Total		95,796,119

Total Equity Funds (Cost: $1,089,382,114)		1,310,148,076

Fixed-Income Funds 60.0%
EMERGING MARKETS 0.3%
Columbia Variable Portfolio — Emerging Markets Bond Fund, Class 1 Shares(a)	1,082,631	10,284,991

FLOATING RATE 0.3%
Variable Portfolio — Eaton Vance Floating-Rate Income Fund, Class 1 Shares(a)	1,512,714	11,708,408

HIGH YIELD 0.3%
Columbia Variable Portfolio — Income Opportunities Fund, Class 1 Shares(a)	1,285,440	9,717,922

The accompanying Notes to Financial Statements are an integral part of this statement.

28	Annual Report 2016

PORTFOLIO NAVIGATOR FUNDS

PORTFOLIO OF INVESTMENTS (continued)

Variable Portfolio – Moderately Conservative Portfolio

December 31, 2016

Fixed-Income Funds (continued)
	Shares	Value ($)
INVESTMENT GRADE 58.9%
Columbia Variable Portfolio — Intermediate Bond Fund, Class 1 Shares(a)	47,561,970	492,266,387

Columbia Variable Portfolio — Limited Duration Credit Fund, Class 1 Shares(a)	10,802,529	102,299,955

Columbia Variable Portfolio — Long Government/Credit Bond Fund, Class 1 Shares(a)	12,708,132	126,064,676

Columbia Variable Portfolio — U.S. Government Mortgage Fund, Class 1 Shares(a)	11,566,989	119,371,325

Variable Portfolio — American Century Diversified Bond Fund, Class 1 Shares(a)	38,685,100	423,601,841

Variable Portfolio — J.P. Morgan Core Bond Fund, Class 1 Shares(a)	43,082,588	466,153,604

Variable Portfolio — TCW Core Plus Bond Fund, Class 1 Shares(a)	28,239,782	295,952,912

Variable Portfolio — Wells Fargo Short Duration Government Fund, Class 1 Shares(a)	20,217,678	203,794,194

Total		2,229,504,894

MULTISECTOR 0.2%
Columbia Variable Portfolio — Strategic Income Fund, Class 1 Shares(a)	2,384,220	9,656,092

Total Fixed-Income Funds (Cost: $2,286,808,319)		2,270,872,307

Alternative Investment Funds 2.6%
	Shares	Value ($)
Columbia Variable Portfolio — Commodity Strategy Fund, Class 1 Shares(a)(b)	6,592,764	41,732,195

Columbia Variable Portfolio — Diversified Absolute Return Fund, Class 1 Shares(a)(b)	3,442,061	32,217,689

Variable Portfolio — AQR Managed Futures Strategy Fund, Class 1 Shares(a)	2,978,527	23,381,437

Total Alternative Investment Funds (Cost: $102,983,312)		97,331,321

Money Market Funds 2.7%
Columbia Short-Term Cash Fund, 0.594%(a)(c)	99,665,225	99,665,225

Columbia Variable Portfolio — Government Money Market Fund, Class 1 Shares, 0.010%(a)(c)	2,458,437	2,458,437

Total Money Market Funds (Cost: $102,123,752)		102,123,662

Total Investments (Cost: $3,581,297,497)		3,780,475,366

Other Assets & Liabilities, Net		4,324,098

Net Assets		3,784,799,464

At December 31, 2016, cash totaling $4,033,546 was or were pledged as collateral.

Investments in Derivatives

Futures Contracts Outstanding at December 31, 2016

Long Futures Contracts Outstanding

Contract Description	Number of Contracts	Trading Currency	Notional Market Value ($)	Expiration Date	Unrealized Appreciation ($)	Unrealized (Depreciation) ($)
TOPIX Index	238	JPY	30,912,000	03/2017	949,798	—
TOPIX Index	146	JPY	18,962,824	03/2017	—	(335,357)
U.S. Long Bond	110	USD	16,572,188	03/2017	—	(129,980)
U.S. Ultra Bond	250	USD	40,062,500	03/2017	—	(591,968)

Total			106,509,512		949,798	(1,057,305)

Short Futures Contracts Outstanding

Contract Description	Number of Contracts	Trading Currency	Notional Market Value ($)	Expiration Date	Unrealized Appreciation ($)	Unrealized (Depreciation) ($)
U.S. Treasury 2-Year Note	(82)	USD	(17,768,375)	03/2017	20,352	—

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016	29

PORTFOLIO NAVIGATOR FUNDS

PORTFOLIO OF INVESTMENTS (continued)

Variable Portfolio – Moderately Conservative Portfolio

December 31, 2016

Notes to Portfolio of Investments

(a)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended December 31, 2016 are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds From Sales ($)	Realized Gain (Loss) ($)	Ending Cost ($)	Capital Gain Distributions ($)	Dividends — Affiliated Issuers ($)	Value ($)
Columbia Short-Term Cash Fund	77,282,431	139,224,907	(116,842,160)	136	99,665,314	—	394,392	99,665,225

Columbia Variable Portfolio — Commodity Strategy Fund, Class 1 Shares	63,796	40,010,000	—	—	40,073,796	—	—	41,732,195

Columbia Variable Portfolio — Contrarian Core Fund, Class 1 Shares	73,419,614	1,250,671	(30,554,927)	11,381,490	55,496,848	—	—	75,867,097

Columbia Variable Portfolio — Disciplined Core Fund, Class 1 Shares	134,796,364	1,250,671	(30,554,928)	6,106,848	111,598,955	—	—	120,634,240

Columbia Variable Portfolio — Diversified Absolute Return Fund, Class 1 Shares	23,366,319	9,900,000	—	—	33,266,319	—	—	32,217,689

Columbia Variable Portfolio — Dividend Opportunity Fund, Class 1 Shares	24,897,696	—	—	—	24,897,696	—	—	35,192,534

Columbia Variable Portfolio — Emerging Markets Bond Fund, Class 1 Shares	10,140,911	268,270	—	—	10,409,181	—	268,270	10,284,991

Columbia Variable Portfolio — Emerging Markets Fund, Class 1 Shares	58,354,260	1,059,334	(32,100,000)	(2,277,794)	25,035,800	—	58,797	22,552,395

Columbia Variable Portfolio — Government Money Market Fund, Class 1 Shares	36,565,246	2,501,443	(36,608,251)	—	2,458,438	—	982	2,458,437

Columbia Variable Portfolio — Income Opportunities Fund, Class 1 Shares	8,834,152	1,878,287	—	—	10,712,439	405,681	972,337	9,717,922

Columbia Variable Portfolio — Intermediate Bond Fund, Class 1 Shares	498,146,489	46,240,882	(50,922,947)	(3,654,324)	489,810,100	316,347	9,316,283	492,266,387

Columbia Variable Portfolio — Large Cap Growth Fund, Class 1 Shares	57,538,464	1,000,537	(29,144,367)	9,847,841	39,242,475	—	—	42,827,243

Columbia Variable Portfolio — Limited Duration Credit Fund, Class 1 Shares	106,162,847	5,420,171	—	—	111,583,018	—	3,919,365	102,299,955

Columbia Variable Portfolio — Long Government/Credit Bond Fund, Class 1 Shares	152,499,433	2,967,449	(33,416,213)	1,300,580	123,351,249	—	2,967,449	126,064,676

Columbia Variable Portfolio — Select International Equity Fund, Class 1 Shares	—	32,512,608	—	—	32,512,608	—	412,608	31,838,927

Columbia Variable Portfolio — Select Large-Cap Value Fund, Class 1 Shares	12,181,872	500,269	(15,619,306)	3,048,608	111,443	—	—	124,003

Columbia Variable Portfolio — Strategic Income Fund, Class 1 Shares	12,767,737	2,044,792	—	—	14,812,529	523,243	1,021,281	9,656,092

Columbia Variable Portfolio — U.S. Equities Fund, Class 1 Shares	43,883,554	1,000,537	—	—	44,884,091	—	—	47,824,768

Columbia Variable Portfolio — U.S. Government Mortgage Fund, Class 1 Shares	144,817,476	5,026,740	(29,410,171)	(60,310)	120,373,735	1,036,922	3,989,817	119,371,325

Variable Portfolio — American Century Diversified Bond Fund, Class 1 Shares	477,601,272	8,828,568	(69,881,733)	5,148,913	421,697,020	267,907	8,560,661	423,601,841

Variable Portfolio — AQR Managed Futures Strategy Fund, Class 1 Shares	28,235,161	1,408,036	—	—	29,643,197	—	1,408,036	23,381,437

Variable Portfolio — CenterSquare Real Estate Fund, Class 1 Shares	10,713,784	19,306,738	—	—	30,020,522	529,149	162,589	26,427,126

Variable Portfolio — Columbia Wanger International Equities Fund, Class 1 Shares	5,131,717	2,513,783	—	—	7,645,500	2,442,545	71,238	4,270,760

The accompanying Notes to Financial Statements are an integral part of this statement.

30	Annual Report 2016

PORTFOLIO NAVIGATOR FUNDS

PORTFOLIO OF INVESTMENTS (continued)

Variable Portfolio – Moderately Conservative Portfolio

December 31, 2016

Notes to Portfolio of Investments (continued)

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds From Sales ($)	Realized Gain (Loss) ($)	Ending Cost ($)	Capital Gain Distributions ($)	Dividends — Affiliated Issuers ($)	Value ($)
Variable Portfolio — DFA International Value Fund, Class 1 Shares	96,789,667	4,694,116	(24,259,371)	1,814,465	79,038,877	372,983	2,320,059	71,891,973

Variable Portfolio — Eaton Vance Floating-Rate Income Fund, Class 1 Shares	13,067,743	1,075,127	—	—	14,142,870	—	1,075,127	11,708,408

Variable Portfolio — J.P. Morgan Core Bond Fund, Class 1 Shares	467,413,348	10,726,420	(10,566,562)	828,861	468,402,067	781,950	9,944,470	466,153,604

Variable Portfolio — Jennison Mid Cap Growth Fund, Class 1 Shares	13,688,285	1,000,537	—	—	14,688,822	—	—	16,487,210

Variable Portfolio — Lazard International Equity Advantage Fund, Class 1 Shares	84,043,370	3,250,887	—	—	87,294,257	—	1,750,081	85,931,109

Variable Portfolio — Loomis Sayles Growth Fund, Class 1 Shares	81,105,224	1,000,537	(49,398,537)	23,851,414	56,558,638	—	—	71,300,098

Variable Portfolio — MFS Value Fund, Class 1 Shares	58,440,853	39,278,672	(21,133,123)	10,476,245	87,062,647	—	—	137,259,693

Variable Portfolio — MFS® Blended Research® Core Equity Fund, Class 1 Shares	48,070,905	1,000,537	—	—	49,071,442	—	—	85,417,259

Variable Portfolio — Morgan Stanley Advantage Fund, Class 1 Shares	35,293,601	—	(21,133,123)	8,730,794	22,891,272	—	—	39,642,678

Variable Portfolio — Nuveen Winslow Large Cap Growth Fund, Class 1 Shares	39,334,173	1,000,537	(24,782,805)	11,697,204	27,249,109	—	—	41,377,607

Variable Portfolio — Oppenheimer International Growth Fund, Class 1 Shares	95,676,780	3,792,745	(4,006,042)	259,027	95,722,510	1,005,555	1,286,385	90,883,274

Variable Portfolio — Partners Small Cap Growth Fund, Class 1 Shares	19,042,498	500,268	(6,205,000)	2,038,166	15,375,932	—	—	21,540,113

Variable Portfolio — Partners Small Cap Value Fund, Class 1 Shares	17,706,580	750,404	(6,205,000)	2,657,753	14,909,737	—	—	26,431,238

Variable Portfolio — Pyramis® International Equity Fund, Class 1 Shares	99,624,415	3,676,356	—	—	103,300,771	—	2,175,551	98,060,493

Variable Portfolio — T. Rowe Price Large Cap Value Fund, Class 1 Shares	53,236,683	1,000,537	—	—	54,237,220	—	—	101,608,211

Variable Portfolio — TCW Core Plus Bond Fund, Class 1 Shares	355,634,652	5,178,543	(68,842,171)	2,283,960	294,254,984	1,327,282	3,851,261	295,952,912

Variable Portfolio — Victory Sycamore Established Value Fund, Class 1 Shares	10,534,941	—	—	—	10,534,941	—	—	14,758,027

Variable Portfolio — Wells Fargo Short Duration Government Fund, Class 1 Shares	204,564,294	2,694,834	—	—	207,259,128	801,647	1,893,187	203,794,194

Total	3,790,668,607	406,735,750	(711,586,737)	95,479,877	3,581,297,497	9,811,211	57,820,226	3,780,475,366

(b)	Non-income producing investment.

(c)	The rate shown is the seven-day current annualized yield at December 31, 2016.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016	31

PORTFOLIO NAVIGATOR FUNDS

PORTFOLIO OF INVESTMENTS (continued)

Variable Portfolio – Moderately Conservative Portfolio

December 31, 2016

Currency Legend

JPY	Japanese Yen
USD	US Dollar

Fair Value Measurements

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

∎

Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

∎	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

∎	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Certain investments that have been measured at fair value using the net asset value (NAV) per share (or its equivalent) are not categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to reconcile the fair value hierarchy to the amounts presented in the Portfolio of Investments. The Variable Portfolios serve as investment vehicles for variable annuity contracts and variable life insurance policies. Principle investment strategies within these Variable Portfolios vary based on the Portfolios investment objective. Investments in the Variable Portfolios may be redeemed on a daily basis without restriction. The Columbia Short-Term Cash Fund seeks to provide shareholders with maximum current income consistent with liquidity and stability of principal. Columbia Short-Term Cash Fund prices its shares with a floating NAV and no longer seeks to maintain a stable NAV.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The accompanying Notes to Financial Statements are an integral part of this statement.

32	Annual Report 2016

PORTFOLIO NAVIGATOR FUNDS

PORTFOLIO OF INVESTMENTS (continued)

Variable Portfolio – Moderately Conservative Portfolio

December 31, 2016

Fair Value Measurements (continued)

The following table is a summary of the inputs used to value the Fund’s investments at December 31, 2016:

	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Investments measured at net asset value

Equity Funds	—	—	—	1,310,148,076

Fixed-Income Funds	—	—	—	2,270,872,307

Alternative Investment Funds	—	—	—	97,331,321

Money Market Funds	—	—	—	102,123,662

Total Investments	—	—	—	3,780,475,366

Derivatives

Assets

Futures Contracts	970,150	—	—	970,150

Liabilities

Futures Contracts	(1,057,305)	—	—	(1,057,305)

Total	(87,155)	—	—	3,780,388,211

See the Portfolio of Investments for all investment classifications not indicated in the table.

Derivative instruments are valued at unrealized appreciation (depreciation).

There were no transfers of financial assets between levels during the period.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016	33

PORTFOLIO NAVIGATOR FUNDS

PORTFOLIO OF INVESTMENTS

Variable Portfolio – Moderate Portfolio

December 31, 2016

(Percentages represent value of investments compared to net assets)

Equity Funds 51.3%
	Shares	Value ($)
GLOBAL REAL ESTATE 1.1%
Variable Portfolio — CenterSquare Real Estate Fund, Class 1 Shares(a)	23,363,050	200,688,597

INTERNATIONAL 15.1%
Columbia Variable Portfolio — Emerging Markets Fund, Class 1 Shares(a)	14,600,091	208,635,307

Columbia Variable Portfolio — Select International Equity Fund, Class 1 Shares(a)	24,453,225	307,621,568

Variable Portfolio — Columbia Wanger International Equities Fund, Class 1 Shares(a)	6,184,390	30,365,356

Variable Portfolio — DFA International Value Fund, Class 1 Shares(a)	60,290,443	563,112,734

Variable Portfolio — Lazard International Equity Advantage Fund, Class 1 Shares(a)	48,424,016	473,586,877

Variable Portfolio — Oppenheimer International Growth Fund, Class 1 Shares(a)	61,005,202	652,755,664

Variable Portfolio — Pyramis® International Equity Fund, Class 1 Shares(a)	67,126,610	665,224,702

Total		2,901,302,208

U.S. LARGE CAP 30.6%
Columbia Variable Portfolio — Contrarian Core Fund, Class 1 Shares(a)(b)	42,733,668	774,334,055

Columbia Variable Portfolio — Disciplined Core Fund, Class 1 Shares(a)(b)	21,228,069	830,229,793

Columbia Variable Portfolio — Large Cap Growth Fund, Class 1 Shares(a)(b)	23,519,965	307,641,137

Columbia Variable Portfolio — Select Large-Cap Value Fund, Class 1 Shares(a)(b)	6,911,334	142,097,027

Variable Portfolio — Loomis Sayles Growth Fund, Class 1 Shares(a)(b)	31,216,699	685,206,545

Variable Portfolio — MFS Value Fund, Class 1 Shares(a)(b)	47,418,302	1,006,216,365

Variable Portfolio — MFS® Blended Research® Core Equity Fund, Class 1 Shares(a)(b)	24,929,063	423,794,076

Variable Portfolio — Morgan Stanley Advantage Fund, Class 1 Shares(a)(b)	22,510,506	461,465,378

Equity Funds (continued)
	Shares	Value ($)
Variable Portfolio — Nuveen Winslow Large Cap Growth Fund, Class 1 Shares(a)(b)	15,540,721	314,699,594

Variable Portfolio — T. Rowe Price Large Cap Value Fund, Class 1 Shares(a)(b)	46,426,761	910,893,060

Total		5,856,577,030

U.S. MID CAP 0.9%
Variable Portfolio — Jennison Mid Cap Growth Fund, Class 1 Shares(a)(b)	4,886,022	93,127,580

Variable Portfolio — Victory Sycamore Established Value Fund, Class 1 Shares(a)(b)	3,715,416	84,265,641

Total		177,393,221

U.S. SMALL CAP 3.6%
Columbia Variable Portfolio — U.S. Equities Fund, Class 1 Shares(a)(b)	18,360,333	382,078,524

Variable Portfolio — Partners Small Cap Growth Fund, Class 1 Shares(a)(b)	7,302,817	134,956,070

Variable Portfolio — Partners Small Cap Value Fund, Class 1 Shares(a)(b)	6,663,650	174,187,804

Total		691,222,398

Total Equity Funds
(Cost: $7,647,201,438)		9,827,183,454

Fixed-Income Funds 43.9%
EMERGING MARKETS 0.3%
Columbia Variable Portfolio — Emerging Markets Bond Fund, Class 1 Shares(a)	6,079,299	57,753,342

FLOATING RATE 0.3%
Variable Portfolio — Eaton Vance Floating-Rate Income Fund, Class 1 Shares(a)	7,365,455	57,008,625

HIGH YIELD 0.2%
Columbia Variable Portfolio — Income Opportunities Fund, Class 1 Shares(a)	6,637,840	50,182,067

INVESTMENT GRADE 42.8%
Columbia Variable Portfolio — Intermediate Bond Fund, Class 1 Shares(a)	180,447,055	1,867,627,014

The accompanying Notes to Financial Statements are an integral part of this statement.

34	Annual Report 2016

PORTFOLIO NAVIGATOR FUNDS

PORTFOLIO OF INVESTMENTS (continued)

Variable Portfolio – Moderate Portfolio

December 31, 2016

Fixed-Income Funds (continued)
	Shares	Value ($)
Columbia Variable Portfolio — Limited Duration Credit Fund, Class 1 Shares(a)	30,817,811	291,844,673

Columbia Variable Portfolio — Long Government/Credit Bond Fund, Class 1 Shares(a)	67,237,546	666,996,459

Columbia Variable Portfolio — U.S. Government Mortgage Fund, Class 1 Shares(a)	43,101,134	444,803,700

Variable Portfolio — American Century Diversified Bond Fund, Class 1 Shares(a)	161,092,452	1,763,962,353

Variable Portfolio — J.P. Morgan Core Bond Fund, Class 1 Shares(a)	117,582,603	1,272,243,761

Variable Portfolio — TCW Core Plus Bond Fund, Class 1 Shares(a)	125,390,353	1,314,090,902

Variable Portfolio — Wells Fargo Short Duration Government Fund, Class 1 Shares(a)	58,406,003	588,732,511

Total		8,210,301,373

MULTISECTOR 0.3%
Columbia Variable Portfolio — Strategic Income Fund, Class 1 Shares(a)	12,571,578	50,914,890

Total Fixed-Income Funds
(Cost: $8,423,809,693)		8,426,160,297

Alternative Investment Funds 2.6%
	Shares	Value ($)
Columbia Variable Portfolio — Commodity Strategy Fund, Class 1 Shares(a)(b)	32,957,281	208,619,588

Columbia Variable Portfolio — Diversified Absolute Return Fund, Class 1 Shares(a)(b)	15,996,580	149,727,993

Variable Portfolio — AQR Managed Futures Strategy Fund, Class 1 Shares(a)	17,542,801	137,710,985

Total Alternative Investment Funds
(Cost: $546,855,570)		496,058,566

Money Market Funds 2.0%
Columbia Short-Term Cash Fund, 0.594%(a)(c)	382,282,269	382,282,269

Columbia Variable Portfolio — Government Money Market Fund, Class 1 Shares, 0.010%(a)(c)	17,041	17,041

Total Money Market Funds
(Cost: $382,299,727)		382,299,310

Total Investments
(Cost: $17,000,166,428)		19,131,701,627

Other Assets & Liabilities, Net		32,906,641

Net Assets		19,164,608,268

At December 31, 2016, cash totaling $30,717,800 was pledged as collateral.

Investments in Derivatives

Futures Contracts Outstanding at December 31, 2016

Long Futures Contracts Outstanding

Contract Description	Number of Contracts	Trading Currency	Notional Market Value ($)	Expiration Date	Unrealized Appreciation ($)	Unrealized (Depreciation) ($)
TOPIX Index	1,593	JPY	206,902,588	03/2017	6,357,259	—

TOPIX Index	736	JPY	95,593,412	03/2017	—	(1,690,567)

U.S. Ultra Bond	1,100	USD	176,275,000	03/2017	—	(2,604,659)

Total			478,771,000		6,357,259	(4,295,226)

Short Futures Contracts Outstanding

Contract Description	Number of Contracts	Trading Currency	Notional Market Value ($)	Expiration Date	Unrealized Appreciation ($)	Unrealized (Depreciation) ($)
Russell 2000 Mini	(1,396)	USD	(94,711,620)	03/2017	1,344,544	—

S&P 500 E-mini	(1,424)	USD	(159,217,440)	03/2017	1,303,002	—

U.S. Treasury 2-Year Note	(400)	USD	(86,675,000)	03/2017	99,280	—

Total			(340,604,060)		2,746,826	—

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016	35

PORTFOLIO NAVIGATOR FUNDS

PORTFOLIO OF INVESTMENTS (continued)

Variable Portfolio – Moderate Portfolio

December 31, 2016

Notes to Portfolio of Investments

(a)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended December 31, 2016 are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds From Sales ($)	Realized Gain (Loss) ($)	Ending Cost ($)	Capital Gain Distributions ($)	Dividends — Affiliated Issuers ($)	Value ($)
Columbia Short-Term Cash Fund	382,103,042	547,736,348	(547,557,239)	535	382,282,686	—	1,635,440	382,282,269

Columbia Variable Portfolio — Commodity Strategy Fund, Class 1 Shares	40,682,259	174,400,251	—	—	215,082,510	—	—	208,619,588

Columbia Variable Portfolio — Contrarian Core Fund, Class 1 Shares	583,401,567	5,627	(113,023,847)	49,143,241	519,526,588	—	—	774,334,055

Columbia Variable Portfolio — Disciplined Core Fund, Class 1 Shares	821,821,261	—	(113,023,848)	29,752,556	738,549,969	—	—	830,229,793

Columbia Variable Portfolio — Diversified Absolute Return Fund, Class 1 Shares	157,761,226	—	—	—	157,761,226	—	—	149,727,993

Columbia Variable Portfolio — Emerging Markets Bond Fund, Class 1 Shares	58,706,837	1,506,417	—	—	60,213,254	—	1,506,417	57,753,342

Columbia Variable Portfolio — Emerging Markets Fund, Class 1 Shares	555,393,896	577,071	(310,144,001)	(20,470,507)	225,356,459	—	568,068	208,635,307

Columbia Variable Portfolio — Government Money Market Fund, Class 1 Shares	17,040	1	—	—	17,041	—	2	17,041

Columbia Variable Portfolio — Income Opportunities Fund, Class 1 Shares	46,410,835	7,393,863	—	—	53,804,698	2,175,720	5,214,767	50,182,067

Columbia Variable Portfolio — Intermediate Bond Fund, Class 1 Shares	2,040,030,620	36,947,057	(207,494,279)	(11,744,730)	1,857,738,668	1,213,387	35,733,670	1,867,627,014

Columbia Variable Portfolio — Large Cap Growth Fund, Class 1 Shares	342,731,868	4,501	(155,403,566)	51,441,333	238,774,136	—	—	307,641,137

Columbia Variable Portfolio — Limited Duration Credit Fund, Class 1 Shares	422,540,586	13,685,303	(107,517,499)	(11,909,243)	316,799,147	—	13,685,303	291,844,673

Columbia Variable Portfolio — Long Government/Credit Bond Fund, Class 1 Shares	790,031,192	14,968,458	(162,158,789)	9,116,651	651,957,512	—	14,968,458	666,996,459

Columbia Variable Portfolio — Select International Equity Fund, Class 1 Shares	—	314,130,543	—	—	314,130,543	—	3,986,543	307,621,568

Columbia Variable Portfolio — Select Large-Cap Value Fund, Class 1 Shares	117,188,558	6,752	(78,600,844)	33,760,096	72,354,562	—	—	142,097,027

Columbia Variable Portfolio — Strategic Income Fund, Class 1 Shares	72,014,519	8,341,027	—	—	80,355,546	2,824,569	5,513,082	50,914,890

Columbia Variable Portfolio — U.S. Equities Fund, Class 1 Shares	343,338,751	5,627	—	—	343,344,378	—	—	382,078,524

The accompanying Notes to Financial Statements are an integral part of this statement.

36	Annual Report 2016

PORTFOLIO NAVIGATOR FUNDS

PORTFOLIO OF INVESTMENTS (continued)

Variable Portfolio – Moderate Portfolio

December 31, 2016

Notes to Portfolio of Investments (continued)

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds From Sales ($)	Realized Gain (Loss) ($)	Ending Cost ($)	Capital Gain Distributions ($)	Dividends — Affiliated Issuers ($)	Value ($)
Columbia Variable Portfolio — U.S. Government Mortgage Fund, Class 1 Shares	575,678,617	19,281,414	(149,381,010)	264,552	445,843,573	3,977,395	15,304,018	444,803,700

Variable Portfolio — American Century Diversified Bond Fund, Class 1 Shares	1,887,309,662	35,189,565	(200,053,775)	15,983,918	1,738,429,370	1,067,845	34,121,720	1,763,962,353

Variable Portfolio — AQR Managed Futures Strategy Fund, Class 1 Shares	165,718,844	8,292,991	—	—	174,011,835	—	8,292,990	137,710,985

Variable Portfolio — CenterSquare Real Estate Fund, Class 1 Shares	118,944,508	108,950,905	—	—	227,895,413	6,248,854	1,920,050	200,688,597

Variable Portfolio — Columbia Wanger International Equities Fund, Class 1 Shares	35,964,996	17,873,146	—	—	53,838,142	17,366,640	506,506	30,365,356

Variable Portfolio — DFA International Value Fund, Class 1 Shares	690,821,216	19,119,956	(100,204,041)	(16,211,933)	593,525,198	2,610,519	16,501,559	563,112,734

Variable Portfolio — Eaton Vance Floating-Rate Income Fund, Class 1 Shares	62,743,861	5,234,830	—	—	67,978,691	—	5,234,831	57,008,625

Variable Portfolio — J.P. Morgan Core Bond Fund, Class 1 Shares	1,300,012,933	29,698,475	(89,444,468)	7,578,080	1,247,845,020	2,165,001	27,533,474	1,272,243,761

Variable Portfolio — Jennison Mid Cap Growth Fund, Class 1 Shares	61,770,028	—	(12,777,781)	5,986,262	54,978,509	—	—	93,127,580

Variable Portfolio — Lazard International Equity Advantage Fund, Class 1 Shares	477,357,796	9,754,569	—	—	487,112,365	—	9,745,566	473,586,877

Variable Portfolio — Loomis Sayles Growth Fund, Class 1 Shares	547,536,958	9,003	(185,738,170)	105,680,043	467,487,834	—	—	685,206,545

Variable Portfolio — MFS Value Fund, Class 1 Shares	454,137,964	110,324,003	(63,888,906)	32,998,571	533,571,632	—	—	1,006,216,365

Variable Portfolio — MFS® Blended Research® Core Equity Fund, Class 1 Shares	306,970,867	5,627	(120,295,280)	56,326,123	243,007,337	—	—	423,794,076

Variable Portfolio — Morgan Stanley Advantage Fund, Class 1 Shares	264,653,112	—	(63,888,906)	31,615,142	232,379,348	—	—	461,465,378

Variable Portfolio — Nuveen Winslow Large Cap Growth Fund, Class 1 Shares	282,638,625	—	(188,997,566)	93,889,490	187,530,549	—	—	314,699,594

Variable Portfolio — Oppenheimer International Growth Fund, Class 1 Shares	665,058,731	16,141,486	(8,867,442)	936,550	673,269,325	7,085,286	9,048,323	652,755,664

Variable Portfolio — Partners Small Cap Growth Fund, Class 1 Shares	114,584,204	5,627	(33,594,000)	15,553,465	96,549,296	—	—	134,956,070

Variable Portfolio — Partners Small Cap Value Fund, Class 1 Shares	113,921,839	—	(33,594,000)	15,208,057	95,535,896	—	—	174,187,804

Variable Portfolio — Pyramis® International Equity Fund, Class 1 Shares	703,486,405	14,932,507	—	—	718,418,912	—	14,923,504	665,224,702

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016	37

PORTFOLIO NAVIGATOR FUNDS

PORTFOLIO OF INVESTMENTS (continued)

Variable Portfolio – Moderate Portfolio

December 31, 2016

Notes to Portfolio of Investments (continued)

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds From Sales ($)	Realized Gain (Loss) ($)	Ending Cost ($)	Capital Gain Distributions ($)	Dividends — Affiliated Issuers ($)	Value ($)
Variable Portfolio — T. Rowe Price Large Cap Value Fund, Class 1 Shares	493,703,436	6,753	—	—	493,710,189	—	—	910,893,060

Variable Portfolio — TCW Core Plus Bond Fund, Class 1 Shares	1,365,935,152	21,878,299	(89,444,467)	4,416,510	1,302,785,494	5,607,500	16,270,800	1,314,090,902

Variable Portfolio — Victory Sycamore Established Value Fund, Class 1 Shares	42,255,806	—	(12,777,781)	6,876,833	36,354,858	—	—	84,265,641

Variable Portfolio — Wells Fargo Short Duration Government Fund, Class 1 Shares	691,271,357	8,501,652	(100,246,067)	531,777	600,058,719	2,528,363	5,971,038	588,732,511
Total	18,196,650,974	1,544,909,654	(3,248,117,572)	506,723,372	17,000,166,428	54,871,079	248,186,129	19,131,701,627

(b)	Non-income producing investment.

(c)	The rate shown is the seven-day current annualized yield at December 31, 2016.

Currency Legend

JPY	Japanese Yen
USD	US Dollar

Fair Value Measurements

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

∎

Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

∎	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

∎	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Certain investments that have been measured at fair value using the net asset value (NAV) per share (or its equivalent) are not categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to reconcile the fair value hierarchy to the amounts presented in the Portfolio of Investments. The Variable Portfolios serve as investment vehicles for variable annuity contracts and variable life insurance policies. Principle investment strategies within these Variable Portfolios vary based on the Portfolios investment objective. Investments in the Variable Portfolios may be redeemed on a daily basis without restriction. The Columbia Short-Term Cash Fund seeks to provide shareholders with maximum current income consistent with liquidity and stability of principal. Columbia Short-Term Cash Fund prices its shares with a floating NAV and no longer seeks to maintain a stable NAV.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

The accompanying Notes to Financial Statements are an integral part of this statement.

38	Annual Report 2016

PORTFOLIO NAVIGATOR FUNDS

PORTFOLIO OF INVESTMENTS (continued)

Variable Portfolio – Moderate Portfolio

December 31, 2016

Fair Value Measurements (continued)

Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The following table is a summary of the inputs used to value the Fund’s investments at December 31, 2016:

	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Investments measured at net asset value

Equity Funds	—	—	—	9,827,183,454

Fixed-Income Funds	—	—	—	8,426,160,297

Alternative Investment Funds	—	—	—	496,058,566

Money Market Funds	—	—	—	382,299,310

Total Investments	—	—	—	19,131,701,627

Derivatives

Assets

Futures Contracts	9,104,085	—	—	9,104,085

Liabilities

Futures Contracts	(4,295,226)	—	—	(4,295,226)

Total	4,808,859	—	—	19,136,510,486

See the Portfolio of Investments for all investment classifications not indicated in the table.

Derivative instruments are valued at unrealized appreciation (depreciation).

There were no transfers of financial assets between levels during the period.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016	39

PORTFOLIO NAVIGATOR FUNDS

PORTFOLIO OF INVESTMENTS

Variable Portfolio – Moderately Aggressive Portfolio

December 31, 2016

(Percentages represent value of investments compared to net assets)

Equity Funds 66.2%
	Shares	Value ($)
GLOBAL REAL ESTATE 1.3%
Variable Portfolio — CenterSquare Real Estate Fund, Class 1 Shares(a)	14,310,759	122,929,424

INTERNATIONAL 20.1%
Columbia Variable Portfolio — Emerging Markets Fund, Class 1 Shares(a)	9,541,996	136,355,125

Columbia Variable Portfolio — Select International Equity Fund, Class 1 Shares(a)	15,982,461	201,059,355

Variable Portfolio — Columbia Wanger International Equities Fund, Class 1 Shares(a)	4,015,803	19,717,594

Variable Portfolio — DFA International Value Fund, Class 1 Shares(a)	35,819,952	334,558,349

Variable Portfolio — Lazard International Equity Advantage Fund, Class 1 Shares(a)	30,219,739	295,549,046

Variable Portfolio — Oppenheimer International Growth Fund, Class 1 Shares(a)	40,964,841	438,323,797

Variable Portfolio — Pyramis® International Equity Fund, Class 1 Shares(a)	45,134,852	447,286,388

Total		1,872,849,654

U.S. LARGE CAP 39.2%
Columbia Variable Portfolio — Contrarian Core Fund, Class 1 Shares(a)(b)	30,610,572	554,663,563

Columbia Variable Portfolio — Disciplined Core Fund, Class 1 Shares(a)(b)	13,470,816	526,843,624

Columbia Variable Portfolio — Large Cap Growth Fund, Class 1 Shares(a)(b)	12,347,046	161,499,365

Columbia Variable Portfolio — Select Large-Cap Value Fund, Class 1 Shares(a)(b)	15,970,578	328,355,086

Variable Portfolio — Loomis Sayles Growth Fund, Class 1 Shares(a)(b)	18,067,423	396,579,928

Variable Portfolio — MFS Value Fund, Class 1 Shares(a)(b)	16,390,816	347,813,114

Variable Portfolio — MFS® Blended Research® Core Equity Fund, Class 1 Shares(a)(b)	18,275,714	310,687,131

Variable Portfolio — Morgan Stanley Advantage Fund, Class 1 Shares(a)(b)	9,447,434	193,672,391

Variable Portfolio — Nuveen Winslow Large Cap Growth Fund, Class 1 Shares(a)(b)	11,158,237	225,954,293

Equity Funds (continued)
	Shares	Value ($)
Variable Portfolio — T. Rowe Price Large Cap Value Fund, Class 1 Shares(a)(b)	30,542,766	599,249,080

Total		3,645,317,575

U.S. MID CAP 1.5%
Variable Portfolio — Jennison Mid Cap Growth Fund, Class 1 Shares(a)(b)	3,733,473	71,159,992

Variable Portfolio — Victory Sycamore Established Value Fund, Class 1 Shares(a)(b)	3,069,266	69,610,958

Total		140,770,950

U.S. SMALL CAP 4.1%
Columbia Variable Portfolio — U.S. Equities Fund, Class 1 Shares(a)(b)	8,706,378	181,179,730

Variable Portfolio — Partners Small Cap Growth Fund, Class 1 Shares(a)(b)	4,613,209	85,252,107

Variable Portfolio — Partners Small Cap Value Fund, Class 1 Shares(a)(b)	4,250,296	111,102,733

Total		377,534,570

Total Equity Funds
(Cost: $4,874,427,579)		6,159,402,173

Fixed-Income Funds 27.8%
EMERGING MARKETS 0.2%
Columbia Variable Portfolio — Emerging Markets Bond Fund, Class 1 Shares(a)	2,099,178	19,942,188

FLOATING RATE 0.2%
Variable Portfolio — Eaton Vance Floating-Rate Income Fund, Class 1 Shares(a)	2,625,115	20,318,387

HIGH YIELD 0.2%
Columbia Variable Portfolio — Income Opportunities Fund, Class 1 Shares(a)	2,229,224	16,852,935

INVESTMENT GRADE 27.1%
Columbia Variable Portfolio — Intermediate Bond Fund, Class 1 Shares(a)	67,161,818	695,124,816

Columbia Variable Portfolio — Limited Duration Credit Fund, Class 1 Shares(a)	13,611,006	128,896,230

The accompanying Notes to Financial Statements are an integral part of this statement.

40	Annual Report 2016

PORTFOLIO NAVIGATOR FUNDS

PORTFOLIO OF INVESTMENTS (continued)

Variable Portfolio – Moderately Aggressive Portfolio

December 31, 2016

Fixed-Income Funds (continued)
	Shares	Value ($)
Columbia Variable Portfolio — Long Government/Credit Bond Fund, Class 1 Shares(a)	12,752,383	126,503,635

Columbia Variable Portfolio — U.S. Government Mortgage Fund, Class 1 Shares(a)	10,907,809	112,568,590

Variable Portfolio — American Century Diversified Bond Fund, Class 1 Shares(a)	55,459,997	607,286,971

Variable Portfolio — J.P. Morgan Core Bond Fund, Class 1 Shares(a)	45,452,679	491,797,984

Variable Portfolio — TCW Core Plus Bond Fund, Class 1 Shares(a)	32,858,677	344,358,939

Variable Portfolio — Wells Fargo Short Duration Government Fund, Class 1 Shares(a)	944,510	9,520,660

Total		2,516,057,825

MULTISECTOR 0.1%
Columbia Variable Portfolio — Strategic Income Fund, Class 1 Shares(a)	2,802,527	11,350,236

Total Fixed-Income Funds
(Cost: $2,606,181,463)		2,584,521,571

Alternative Investment Funds 3.0%
	Shares	Value ($)
Columbia Variable Portfolio — Commodity Strategy Fund, Class 1 Shares(a)(b)	24,253,256	153,523,111

Columbia Variable Portfolio — Diversified Absolute Return Fund, Class 1 Shares(a)(b)	6,147,788	57,543,297

Variable Portfolio — AQR Managed Futures Strategy Fund, Class 1 Shares(a)	8,896,831	69,840,120

Total Alternative Investment Funds (Cost: $303,598,941)		280,906,528

Money Market Funds 2.8%
Columbia Short-Term Cash Fund, 0.594%(a)(c)	262,432,762	262,432,762

Columbia Variable Portfolio — Government Money Market Fund, Class 1 Shares, 0.010%(a)(c)	997	997

Total Money Market Funds
(Cost: $262,434,038)		262,433,759

Total Investments
(Cost: $8,046,642,021)		9,287,264,031

Other Assets & Liabilities, Net		18,244,668

Net Assets		9,305,508,699

At December 31, 2016, cash totaling $17,480,888 was pledged as collateral.

Investments in Derivatives

Futures Contracts Outstanding at December 31, 2016

Long Futures Contracts Outstanding

Contract Description	Number of Contracts	Trading Currency	Notional Market Value ($)	Expiration Date	Unrealized Appreciation ($)	Unrealized (Depreciation) ($)
TOPIX Index	922	JPY	119,751,529	03/2017	3,679,468	—

TOPIX Index	358	JPY	46,497,882	03/2017	—	(822,314)

U.S. Ultra Bond	800	USD	128,200,000	03/2017	—	(1,894,298)

Total			294,449,411		3,679,468	(2,716,612)

Short Futures Contracts Outstanding

Contract Description	Number of Contracts	Trading Currency	Notional Market Value ($)	Expiration Date	Unrealized Appreciation ($)	Unrealized (Depreciation) ($)
EURO STOXX 50	(1,518)	EUR	(52,363,948)	03/2017	—	(1,433,672)

Russell 2000 Mini	(580)	USD	(39,350,100)	03/2017	558,614	—

U.S. Treasury 2-Year Note	(102)	USD	(22,102,125)	03/2017	25,316	—

Total			(113,816,173)		583,930	(1,433,672)

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016	41

PORTFOLIO NAVIGATOR FUNDS

PORTFOLIO OF INVESTMENTS (continued)

Variable Portfolio – Moderately Aggressive Portfolio

December 31, 2016

Notes to Portfolio of Investments

(a)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended December 31, 2016 are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds From Sales ($)	Realized Gain (Loss) ($)	Ending Cost ($)	Capital Gain Distributions ($)	Dividends — Affiliated Issuers ($)	Value ($)
Columbia Short-Term Cash Fund	192,941,575	332,977,144	(263,486,052)	374	262,433,041	—	1,016,703	262,432,762

Columbia Variable Portfolio — Commodity Strategy Fund, Class 1 Shares	20,078,353	134,560,001	—	—	154,638,354	—	—	153,523,111

Columbia Variable Portfolio — Contrarian Core Fund, Class 1 Shares	420,796,329	—	(84,399,645)	37,334,723	373,731,407	—	—	554,663,563

Columbia Variable Portfolio — Disciplined Core Fund, Class 1 Shares	492,780,910	—	(55,743,096)	13,999,437	451,037,251	—	—	526,843,624

Columbia Variable Portfolio — Diversified Absolute Return Fund, Class 1 Shares	61,058,639	—	—	—	61,058,639	—	—	57,543,297

Columbia Variable Portfolio — Emerging Markets Bond Fund, Class 1 Shares	20,591,073	520,165	—	—	21,111,238	—	520,165	19,942,188

Columbia Variable Portfolio — Emerging Markets Fund, Class 1 Shares	369,496,286	371,284	(202,708,000)	(14,511,988)	152,647,582	—	371,283	136,355,125

Columbia Variable Portfolio — Government Money Market Fund, Class 1 Shares	997	—	—	—	997	—	—	997

Columbia Variable Portfolio — Income Opportunities Fund, Class 1 Shares	16,068,898	2,481,991	—	—	18,550,889	730,685	1,751,305	16,852,935

Columbia Variable Portfolio — Intermediate Bond Fund, Class 1 Shares	818,746,999	14,611,071	(137,613,037)	(6,595,272)	689,149,761	479,846	14,131,225	695,124,816

Columbia Variable Portfolio — Large Cap Growth Fund, Class 1 Shares	191,864,056	—	(84,399,645)	28,445,979	135,910,390	—	—	161,499,365

Columbia Variable Portfolio — Limited Duration Credit Fund, Class 1 Shares	145,139,837	5,360,367	(9,552,183)	(1,319,658)	139,628,363	—	5,360,367	128,896,230

Columbia Variable Portfolio — Long Government/Credit Bond Fund, Class 1 Shares	215,367,138	3,631,719	(94,213,495)	3,311,692	128,097,054	—	3,631,720	126,503,635

Columbia Variable Portfolio — Select International Equity Fund, Class 1 Shares	—	205,313,577	—	—	205,313,577	—	2,605,577	201,059,355

Columbia Variable Portfolio — Select Large-Cap Value Fund, Class 1 Shares	73,915,791	217,000,000	(46,452,580)	19,260,129	263,723,340	—	—	328,355,086

Columbia Variable Portfolio — Strategic Income Fund, Class 1 Shares	12,593,152	1,858,677	—	—	14,451,829	629,669	1,229,007	11,350,236

Columbia Variable Portfolio — U.S. Equities Fund, Class 1 Shares	224,486,702	—	(46,452,580)	(7,259,147)	170,774,975	—	—	181,179,730

Columbia Variable Portfolio — U.S. Government Mortgage Fund, Class 1 Shares	177,695,723	5,354,020	(70,333,037)	126,925	112,843,631	1,104,434	4,249,586	112,568,590

Variable Portfolio — American Century Diversified Bond Fund, Class 1 Shares	732,893,754	13,236,176	(141,632,796)	5,057,066	609,554,200	401,658	12,834,518	607,286,971

Variable Portfolio — AQR Managed Futures Strategy Fund, Class 1 Shares	83,696,159	4,205,790	—	—	87,901,949	—	4,205,790	69,840,120

The accompanying Notes to Financial Statements are an integral part of this statement.

42	Annual Report 2016

PORTFOLIO NAVIGATOR FUNDS

PORTFOLIO OF INVESTMENTS (continued)

Variable Portfolio – Moderately Aggressive Portfolio

December 31, 2016

Notes to Portfolio of Investments (continued)

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds From Sales ($)	Realized Gain (Loss) ($)	Ending Cost ($)	Capital Gain Distributions ($)	Dividends — Affiliated Issuers ($)	Value ($)
Variable Portfolio — CenterSquare Real Estate Fund, Class 1 Shares	63,893,115	76,658,656	—	—	140,551,771	3,240,091	995,565	122,929,424

Variable Portfolio — Columbia Wanger International Equities Fund, Class 1 Shares	101,549,286	12,087,412	(72,000,000)	(7,466,051)	34,170,647	11,276,942	810,470	19,717,594

Variable Portfolio — DFA International Value Fund, Class 1 Shares	413,669,888	11,644,006	(71,641,374)	58,217	353,730,737	1,600,660	10,043,345	334,558,349

Variable Portfolio — Eaton Vance Floating-Rate Income Fund, Class 1 Shares	22,356,396	1,865,741	—	—	24,222,137	—	1,865,741	20,318,387

Variable Portfolio — J.P. Morgan Core Bond Fund, Class 1 Shares	555,243,416	12,099,645	(70,333,037)	(391,469)	496,618,555	882,057	11,217,588	491,797,984

Variable Portfolio — Jennison Mid Cap Growth Fund, Class 1 Shares	41,669,307	—	—	—	41,669,307	—	—	71,159,992

Variable Portfolio — Lazard International Equity Advantage Fund, Class 1 Shares	304,578,445	6,081,893	—	—	310,660,338	—	6,081,893	295,549,046

Variable Portfolio — Loomis Sayles Growth Fund, Class 1 Shares	286,807,779	—	(127,384,468)	72,580,601	232,003,912	—	—	396,579,928

Variable Portfolio — MFS Value Fund, Class 1 Shares	298,717,041	—	(263,452,580)	139,696,001	174,960,462	—	—	347,813,114

Variable Portfolio — MFS® Blended Research® Core Equity Fund, Class 1 Shares	222,607,639	—	(84,399,645)	39,516,172	177,724,166	—	—	310,687,131

Variable Portfolio — Morgan Stanley Advantage Fund, Class 1 Shares	151,698,446	—	(92,905,161)	46,549,370	105,342,655	—	—	193,672,391

Variable Portfolio — Nuveen Winslow Large Cap Growth Fund, Class 1 Shares	222,066,637	—	(164,807,075)	75,378,945	132,638,507	—	—	225,954,293

Variable Portfolio — Oppenheimer International Growth Fund, Class 1 Shares	431,759,553	10,686,675	—	—	442,446,228	4,693,188	5,993,487	438,323,797

Variable Portfolio — Partners Small Cap Growth Fund, Class 1 Shares	73,675,795	—	(24,141,000)	11,176,883	60,711,678	—	—	85,252,107

Variable Portfolio — Partners Small Cap Value Fund, Class 1 Shares	77,164,209	—	(24,141,000)	10,941,260	63,964,469	—	—	111,102,733

Variable Portfolio — Pyramis® International Equity Fund, Class 1 Shares	470,711,697	10,034,368	—	—	480,746,065	—	10,034,369	447,286,388

Variable Portfolio — T. Rowe Price Large Cap Value Fund, Class 1 Shares	334,275,631	—	—	—	334,275,631	—	—	599,249,080

Variable Portfolio — TCW Core Plus Bond Fund, Class 1 Shares	403,378,669	6,225,332	(70,333,038)	3,117,783	342,388,746	1,595,579	4,629,753	344,358,939

Variable Portfolio — Victory Sycamore Established Value Fund, Class 1 Shares	35,692,481	—	—	—	35,692,481	—	—	69,610,958

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016	43

PORTFOLIO NAVIGATOR FUNDS

PORTFOLIO OF INVESTMENTS (continued)

Variable Portfolio – Moderately Aggressive Portfolio

December 31, 2016

Notes to Portfolio of Investments (continued)

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds From Sales ($)	Realized Gain (Loss) ($)	Ending Cost ($)	Capital Gain Distributions ($)	Dividends — Affiliated Issuers ($)	Value ($)
Variable Portfolio — Wells Fargo Short Duration Government Fund, Class 1 Shares	75,023,238	562,689	(66,313,278)	292,413	9,565,062	167,386	395,303	9,520,660

Total	8,856,751,039	1,089,428,399	(2,368,837,802)	469,300,385	8,046,642,021	26,802,195	103,974,760	9,287,264,031

(b)	Non-income producing investment.

(c)	The rate shown is the seven-day current annualized yield at December 31, 2016.

Currency Legend

EUR	Euro
JPY	Japanese Yen
USD	US Dollar

Fair Value Measurements

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

∎

Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

∎	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

∎	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Certain investments that have been measured at fair value using the net asset value (NAV) per share (or its equivalent) are not categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to reconcile the fair value hierarchy to the amounts presented in the Portfolio of Investments. The Variable Portfolios serve as investment vehicles for variable annuity contracts and variable life insurance policies. Principle investment strategies within these Variable Portfolios vary based on the Portfolios investment objective. Investments in the Variable Portfolios may be redeemed on a daily basis without restriction. The Columbia Short-Term Cash Fund seeks to provide shareholders with maximum current income consistent with liquidity and stability of principal. Columbia Short-Term Cash Fund prices its shares with a floating NAV and no longer seeks to maintain a stable NAV.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are

The accompanying Notes to Financial Statements are an integral part of this statement.

44	Annual Report 2016

PORTFOLIO NAVIGATOR FUNDS

PORTFOLIO OF INVESTMENTS (continued)

Variable Portfolio – Moderately Aggressive Portfolio

December 31, 2016

Fair Value Measurements (continued)

illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The following table is a summary of the inputs used to value the Fund’s investments at December 31, 2016:

	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Investments measured at net asset value

Equity Funds	—	—	—	6,159,402,173

Fixed-Income Funds	—	—	—	2,584,521,571

Alternative Investment Funds	—	—	—	280,906,528

Money Market Funds	—	—	—	262,433,759

Total Investments	—	—	—	9,287,264,031

Derivatives

Assets

Futures Contracts	4,263,398	—	—	4,263,398

Liabilities

Futures Contracts	(4,150,284)	—	—	(4,150,284)

Total	113,114	—	—	9,287,377,145

See the Portfolio of Investments for all investment classifications not indicated in the table.

Derivative instruments are valued at unrealized appreciation (depreciation).

There were no transfers of financial assets between levels during the period.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016	45

PORTFOLIO NAVIGATOR FUNDS

PORTFOLIO OF INVESTMENTS

Variable Portfolio – Aggressive Portfolio

December 31, 2016

(Percentages represent value of investments compared to net assets)

Equity Funds 80.7%
	Shares	Value ($)
GLOBAL REAL ESTATE 1.7%
Variable Portfolio — CenterSquare Real Estate Fund, Class 1 Shares(a)	5,368,396	46,114,516

INTERNATIONAL 23.2%
Columbia Variable Portfolio — Emerging Markets Fund, Class 1 Shares(a)	2,250,205	32,155,426

Columbia Variable Portfolio — Select International Equity Fund, Class 1 Shares(a)	3,726,518	46,879,597

Variable Portfolio — Columbia Wanger International Equities Fund, Class 1 Shares(a)	1,449,809	7,118,560

Variable Portfolio — DFA International Value Fund, Class 1 Shares(a)	14,267,285	133,256,440

Variable Portfolio — Lazard International Equity Advantage Fund, Class 1 Shares(a)	9,235,957	90,327,663

Variable Portfolio — Oppenheimer International Growth Fund, Class 1 Shares(a)	14,933,331	159,786,646

Variable Portfolio — Pyramis® International Equity Fund, Class 1 Shares(a)	17,929,038	177,676,770

Total		647,201,102

U.S. LARGE CAP 48.2%
Columbia Variable Portfolio — Contrarian Core Fund, Class 1 Shares(a)(b)	9,270,089	167,974,016

Columbia Variable Portfolio — Disciplined Core Fund, Class 1 Shares(a)(b)	4,790,959	187,374,416

Columbia Variable Portfolio — Large Cap Growth Fund, Class 1 Shares(a)(b)	8,070,820	105,566,325

Columbia Variable Portfolio — Select Large-Cap Value Fund, Class 1 Shares(a)(b)	8,934,000	183,683,039

Variable Portfolio — Loomis Sayles Growth Fund, Class 1 Shares(a)(b)	7,975,739	175,067,465

Variable Portfolio — MFS Value Fund, Class 1 Shares(a)(b)	5,902,583	125,252,820

Variable Portfolio — MFS® Blended Research® Core Equity Fund, Class 1 Shares(a)(b)	5,805,495	98,693,413

Variable Portfolio — Morgan Stanley Advantage Fund, Class 1 Shares(a)(b)	3,004,986	61,602,207

Equity Funds (continued)
	Shares	Value ($)
Variable Portfolio — Nuveen Winslow Large Cap Growth Fund, Class 1 Shares(a)(b)	2,398,235	48,564,257

Variable Portfolio — T. Rowe Price Large Cap Value Fund, Class 1 Shares(a)(b)	9,626,825	188,878,304

Total		1,342,656,262

U.S. MID CAP 1.8%
Variable Portfolio — Jennison Mid Cap Growth Fund, Class 1 Shares(a)(b)	1,360,282	25,926,986

Variable Portfolio — Victory Sycamore Established Value Fund, Class 1 Shares(a)(b)	1,085,310	24,614,824

Total		50,541,810

U.S. SMALL CAP 5.8%
Columbia Variable Portfolio — U.S. Equities Fund, Class 1 Shares(a)(b)	3,938,916	81,968,830

Variable Portfolio — Partners Small Cap Growth Fund, Class 1 Shares(a)(b)	1,908,959	35,277,568

Variable Portfolio — Partners Small Cap Value Fund, Class 1 Shares(a)(b)	1,661,508	43,431,830

Total		160,678,228

Total Equity Funds
(Cost: $1,834,623,777)		2,247,191,918

Fixed-Income Funds 13.0%
EMERGING MARKETS 0.1%
Columbia Variable Portfolio — Emerging Markets Bond Fund, Class 1 Shares(a)	458,051	4,351,488

FLOATING RATE 0.2%
Variable Portfolio — Eaton Vance Floating-Rate Income Fund, Class 1 Shares(a)	596,527	4,617,121

HIGH YIELD —%
Columbia Variable Portfolio — Income Opportunities Fund, Class 1 Shares(a)	5,586	42,225

INVESTMENT GRADE 12.6%
Columbia Variable Portfolio — Intermediate Bond Fund, Class 1 Shares(a)	9,375,468	97,036,097

The accompanying Notes to Financial Statements are an integral part of this statement.

46	Annual Report 2016

PORTFOLIO NAVIGATOR FUNDS

PORTFOLIO OF INVESTMENTS (continued)

Variable Portfolio – Aggressive Portfolio

December 31, 2016

Fixed-Income Funds (continued)
	Shares	Value ($)
Columbia Variable Portfolio — Long Government/Credit Bond Fund, Class 1 Shares(a)	2,991,615	29,676,815

Variable Portfolio — American Century Diversified Bond Fund, Class 1 Shares(a)	10,381,777	113,680,463

Variable Portfolio — J.P. Morgan Core Bond Fund, Class 1 Shares(a)	5,871,964	63,534,648

Variable Portfolio — TCW Core Plus Bond Fund, Class 1 Shares(a)	4,429,197	46,417,984

Total		350,346,007

MULTISECTOR 0.1%
Columbia Variable Portfolio — Strategic Income Fund, Class 1 Shares(a)	612,912	2,482,294

Total Fixed-Income Funds
(Cost: $362,848,105)		361,839,135

Alternative Investment Funds 3.0%
Columbia Variable Portfolio — Commodity Strategy Fund, Class 1 Shares(a)(b)	9,567,488	60,562,199

Columbia Variable Portfolio — Diversified Absolute Return Fund, Class 1 Shares(a)(b)	1,049,167	9,820,202

Alternative Investment Funds (continued)
	Shares	Value ($)
Variable Portfolio — AQR Managed Futures Strategy Fund, Class 1 Shares(a)	1,841,633	14,456,822

Total Alternative Investment Funds
(Cost: $90,118,999)		84,839,223

Exchange-Traded Funds 0.5%
iShares MSCI EAFE ETF	249,311	14,392,724

Total Exchange-Traded Funds
(Cost: $14,628,597)		14,392,724

Money Market Funds 2.6%
Columbia Short-Term Cash Fund, 0.594%(a)(c)	71,442,876	71,442,876

Columbia Variable Portfolio — Government Money Market Fund, Class 1 Shares, 0.010%(a)(c)	993	993

Total Money Market Funds
(Cost: $71,443,956)		71,443,869

Total Investments
(Cost: $2,373,663,434)		2,779,706,869

Other Assets & Liabilities, Net		6,091,746

Net Assets		2,785,798,615

At December 31, 2016, cash totaling $5,704,953 was pledged as collateral.

Investments in Derivatives

Futures Contracts Outstanding at December 31, 2016

Long Futures Contracts Outstanding

Contract Description	Number of Contracts	Trading Currency	Notional Market Value ($)	Expiration Date	Unrealized Appreciation ($)	Unrealized (Depreciation) ($)
TOPIX Index	372	JPY	48,316,235	03/2017	1,484,558	—

TOPIX Index	86	JPY	11,169,882	03/2017	—	(197,539)

U.S. Ultra Bond	200	USD	32,050,000	03/2017	—	(473,574)

Total			91,536,117		1,484,558	(671,113)

Short Futures Contracts Outstanding

Contract Description	Number of Contracts	Trading Currency	Notional Market Value ($)	Expiration Date	Unrealized Appreciation ($)	Unrealized (Depreciation) ($)
Russell 2000 Mini	(407)	USD	(27,612,915)	03/2017	391,998	—

S&P 500 E-mini	(138)	USD	(15,429,780)	03/2017	126,273	—

Total			(43,042,695)		518,271	—

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016	47

PORTFOLIO NAVIGATOR FUNDS

PORTFOLIO OF INVESTMENTS (continued)

Variable Portfolio – Aggressive Portfolio

December 31, 2016

Notes to Portfolio of Investments

(a)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended December 31, 2016 are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds From Sales ($)	Realized Gain (Loss) ($)	Ending Cost ($)	Capital Gain Distributions ($)	Dividends — Affiliated Issuers ($)	Value ($)
Columbia Short-Term Cash Fund	45,563,034	152,420,851	(126,541,021)	99	71,442,963	—	260,937	71,442,876

Columbia Variable Portfolio — Commodity Strategy Fund, Class 1 Shares	9,653,261	52,048,000	—	—	61,701,261	—	—	60,562,199

Columbia Variable Portfolio — Contrarian Core Fund, Class 1 Shares	145,921,065	—	(46,821,923)	21,620,055	120,719,197	—	—	167,974,016

Columbia Variable Portfolio — Disciplined Core Fund, Class 1 Shares	194,339,737	—	(46,821,922)	12,828,497	160,346,312	—	—	187,374,416

Columbia Variable Portfolio — Diversified Absolute Return Fund, Class 1 Shares	10,144,702	267,557	—	—	10,412,259	—	—	9,820,202

Columbia Variable Portfolio — Emerging Markets Bond Fund, Class 1 Shares	4,611,039	113,502	—	—	4,724,541	—	113,503	4,351,488

Columbia Variable Portfolio — Emerging Markets Fund, Class 1 Shares	82,936,982	487,956	(47,264,000)	(2,697,218)	33,463,720	—	86,619	32,155,426

Columbia Variable Portfolio — Government Money Market Fund, Class 1 Shares	993	—	—	—	993	—	—	993

Columbia Variable Portfolio — Income Opportunities Fund, Class 1 Shares	988,889	6,219	(891,751)	(57,658)	45,699	1,831	4,388	42,225

Columbia Variable Portfolio — Intermediate Bond Fund, Class 1 Shares	126,805,753	2,220,220	(33,839,441)	324,407	95,510,939	72,915	2,147,305	97,036,097

Columbia Variable Portfolio — Large Cap Growth Fund, Class 1 Shares	85,848,301	—	(5,312,500)	1,805,142	82,340,943	—	—	105,566,325

Columbia Variable Portfolio — Long Government/Credit Bond Fund, Class 1 Shares	60,550,580	1,024,371	(32,942,706)	1,417,065	30,049,310	—	1,024,371	29,676,815

Columbia Variable Portfolio — Select International Equity Fund, Class 1 Shares	—	47,871,524	—	—	47,871,524	—	607,524	46,879,597

Columbia Variable Portfolio — Select Large-Cap Value Fund, Class 1 Shares	131,334,653	160,535	—	—	131,495,188	—	—	183,683,039

Columbia Variable Portfolio — Strategic Income Fund, Class 1 Shares	3,490,746	406,492	—	—	3,897,238	137,708	268,784	2,482,294

Columbia Variable Portfolio — U.S. Equities Fund, Class 1 Shares	73,363,306	133,779	—	—	73,497,085	—	—	81,968,830

Columbia Variable Portfolio — U.S. Government Mortgage Fund, Class 1 Shares	28,233,109	357,372	(28,554,326)	(36,155)	—	73,719	283,653	—

Variable Portfolio — American Century Diversified Bond Fund, Class 1 Shares	125,798,810	2,216,007	(15,258,656)	301,802	113,057,963	67,246	2,148,761	113,680,463

Variable Portfolio — AQR Managed Futures Strategy Fund, Class 1 Shares	17,134,885	870,594	—	—	18,005,479	—	870,593	14,456,822

Variable Portfolio — CenterSquare Real Estate Fund, Class 1 Shares	28,556,393	24,942,236	—	—	53,498,629	1,441,358	442,878	46,114,516

Variable Portfolio — Columbia Wanger International Equities Fund, Class 1 Shares	55,131,915	4,507,022	(47,999,999)	405,111	12,044,049	4,071,267	435,755	7,118,560

The accompanying Notes to Financial Statements are an integral part of this statement.

48	Annual Report 2016

PORTFOLIO NAVIGATOR FUNDS

PORTFOLIO OF INVESTMENTS (continued)

Variable Portfolio – Aggressive Portfolio

December 31, 2016

Notes to Portfolio of Investments (continued)

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds From Sales ($)	Realized Gain (Loss) ($)	Ending Cost ($)	Capital Gain Distributions ($)	Dividends — Affiliated Issuers ($)	Value ($)
Variable Portfolio — DFA International Value Fund, Class 1 Shares	165,893,574	4,885,567	(25,907,706)	(56,133)	144,815,302	626,159	3,938,338	133,256,440

Variable Portfolio — Eaton Vance Floating-Rate Income Fund, Class 1 Shares	4,938,347	423,968	—	—	5,362,315	—	423,968	4,617,121

Variable Portfolio — J.P. Morgan Core Bond Fund, Class 1 Shares	82,476,044	1,713,873	(20,797,924)	848,189	64,240,182	124,940	1,588,932	63,534,648

Variable Portfolio — Jennison Mid Cap Growth Fund, Class 1 Shares	15,023,160	107,023	—	—	15,130,183	—	—	25,926,986

Variable Portfolio — Lazard International Equity Advantage Fund, Class 1 Shares	94,238,703	2,121,930	—	—	96,360,633	—	1,854,372	90,327,663

Variable Portfolio — Loomis Sayles Growth Fund, Class 1 Shares	139,937,490	—	(54,549,698)	30,945,254	116,333,046	—	—	175,067,465

Variable Portfolio — MFS Value Fund, Class 1 Shares	68,847,078	10,625,000	(14,320,997)	7,263,553	72,414,634	—	—	125,252,820

Variable Portfolio — MFS® Blended Research® Core Equity Fund, Class 1 Shares	74,986,906	—	(14,320,996)	6,620,904	67,286,814	—	—	98,693,413

Variable Portfolio — Morgan Stanley Advantage Fund, Class 1 Shares	49,785,064	—	(28,641,992)	14,469,221	35,612,293	—	—	61,602,207

Variable Portfolio — Nuveen Winslow Large Cap Growth Fund, Class 1 Shares	79,518,909	—	(83,236,336)	35,743,087	32,025,660	—	—	48,564,257

Variable Portfolio — Oppenheimer International Growth Fund, Class 1 Shares	162,855,255	4,158,010	—	—	167,013,265	1,708,541	2,181,911	159,786,646

Variable Portfolio — Partners Small Cap Growth Fund, Class 1 Shares	34,921,339	133,779	(7,686,000)	3,586,735	30,955,853	—	—	35,277,568

Variable Portfolio — Partners Small Cap Value Fund, Class 1 Shares	29,911,383	133,779	(7,686,000)	3,446,667	25,805,829	—	—	43,431,830

Variable Portfolio — Pyramis® International Equity Fund, Class 1 Shares	190,465,293	4,248,726	—	—	194,714,019	—	3,981,169	177,676,770

Variable Portfolio — T. Rowe Price Large Cap Value Fund, Class 1 Shares	119,354,842	214,046	(19,777,581)	9,611,535	109,402,842	—	—	188,878,304

Variable Portfolio — TCW Core Plus Bond Fund, Class 1 Shares	58,989,960	839,491	(14,320,997)	451,463	45,959,917	215,165	624,326	46,417,984

Variable Portfolio — Victory Sycamore Established Value Fund, Class 1 Shares	11,476,758	—	—	—	11,476,758	—	—	24,614,824

Total	2,614,028,258	319,659,429	(723,494,472)	148,841,622	2,359,034,837	8,540,849	23,288,087	2,765,314,145

(b)	Non-income producing investment.

(c)	The rate shown is the seven-day current annualized yield at December 31, 2016.

Currency Legend

JPY	Japanese Yen
USD	US Dollar

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016	49

PORTFOLIO NAVIGATOR FUNDS

PORTFOLIO OF INVESTMENTS (continued)

Variable Portfolio – Aggressive Portfolio

December 31, 2016

Fair Value Measurements

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

∎

Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

∎	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

∎	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Certain investments that have been measured at fair value using the net asset value (NAV) per share (or its equivalent) are not categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to reconcile the fair value hierarchy to the amounts presented in the Portfolio of Investments. The Variable Portfolios serve as investment vehicles for variable annuity contracts and variable life insurance policies. Principle investment strategies within these Variable Portfolios vary based on the Portfolios investment objective. Investments in the Variable Portfolios may be redeemed on a daily basis without restriction. The Columbia Short-Term Cash Fund seeks to provide shareholders with maximum current income consistent with liquidity and stability of principal. Columbia Short-Term Cash Fund prices its shares with a floating NAV and no longer seeks to maintain a stable NAV.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The accompanying Notes to Financial Statements are an integral part of this statement.

50	Annual Report 2016

PORTFOLIO NAVIGATOR FUNDS

PORTFOLIO OF INVESTMENTS (continued)

Variable Portfolio – Aggressive Portfolio

December 31, 2016

Fair Value Measurements (continued)

The following table is a summary of the inputs used to value the Fund’s investments at December 31, 2016:

	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Investments

Exchange-Traded Funds	14,392,724	—	—	14,392,724

Total Investments	14,392,724	—	—	14,392,724

Investments measured at net asset value

Equity Funds	—	—	—	2,247,191,918

Fixed-Income Funds	—	—	—	361,839,135

Alternative Investment Funds	—	—	—	84,839,223

Money Market Funds	—	—	—	71,443,869

Total Investments	14,392,724	—	—	2,779,706,869

Derivatives

Assets

Futures Contracts	2,002,829	—	—	2,002,829

Liabilities

Futures Contracts	(671,113)	—	—	(671,113)

Total	15,724,440	—	—	2,781,038,585

See the Portfolio of Investments for all investment classifications not indicated in the table.

Derivative instruments are valued at unrealized appreciation (depreciation).

There were no transfers of financial assets between levels during the period.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016	51

PORTFOLIO NAVIGATOR FUNDS

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2016

	Variable Portfolio – Conservative Portfolio	Variable Portfolio – Moderately Conservative Portfolio	Variable Portfolio – Moderate Portfolio
Assets

Investments, at value

Affiliated issuers (identified cost $1,457,971,325, $3,581,297,497, $17,000,166,428)	$1,464,610,465	$3,780,475,366	$19,131,701,627

Total investments (identified cost $1,457,971,325, $3,581,297,497, $17,000,166,428)	1,464,610,465	3,780,475,366	19,131,701,627

Margin deposits	2,830,367	4,033,546	30,717,800

Receivable for:

Investments sold	2,025,634	3,414,462	20,406,202

Dividends	10,974	44,793	173,748

Variation margin	165,021	423,254	2,694,983

Prepaid expenses	4,931	10,053	43,823

Total assets	1,469,647,392	3,788,401,474	19,185,738,183

Liabilities

Payable for:

Capital shares purchased	2,025,634	3,414,462	20,406,202

Variation margin	108,731	5,125	25,000

Management services fees	1,305	4,043	18,362

Distribution and/or service fees	10,033	25,879	131,128

Transfer agent fees	43	169	675

Compensation of board members	50,267	97,694	374,692

Chief compliance officer expenses	345	864	4,285

Other expenses	35,318	53,774	169,571

Total liabilities	2,231,676	3,602,010	21,129,915

Net assets applicable to outstanding capital stock	$1,467,415,716	$3,784,799,464	$19,164,608,268

Represented by

Trust capital	$1,467,415,716	$3,784,799,464	$19,164,608,268

Total — representing net assets applicable to outstanding capital stock	$1,467,415,716	$3,784,799,464	$19,164,608,268

Class 2

Net assets	$593,908,510	$1,567,641,874	$7,712,231,380

Shares outstanding	45,886,372	112,837,899	517,557,107

Net asset value per share	$12.94	$13.89	$14.90

Class 4

Net assets	$873,507,206	$2,217,157,590	$11,452,376,888

Shares outstanding	67,511,131	159,289,446	767,552,542

Net asset value per share	$12.94	$13.92	$14.92

The accompanying Notes to Financial Statements are an integral part of this statement.

52	Annual Report 2016

PORTFOLIO NAVIGATOR FUNDS

STATEMENT OF ASSETS AND LIABILITIES (continued)

December 31, 2016

	Variable Portfolio – Moderately Aggressive Portfolio	Variable Portfolio – Aggressive Portfolio
Assets

Investments, at value

Unaffiliated issuers (identified cost $—, $14,628,597)	$—	$14,392,724

Affiliated issuers (identified cost $8,046,642,021, $2,359,034,837)	9,287,264,031	2,765,314,145

Total investments (identified cost $8,046,642,021, $2,373,663,434)	9,287,264,031	2,779,706,869

Margin deposits	17,480,888	5,704,953

Receivable for:

Investments sold	9,474,574	2,279,583

Dividends	118,097	32,402

Variation margin	1,268,856	488,717

Prepaid expenses	22,384	7,778

Total assets	9,315,628,830	2,788,220,302

Liabilities

Payable for:

Capital shares purchased	9,474,574	2,279,583

Variation margin	262,043	—

Management services fees	10,439	3,276

Distribution and/or service fees	63,692	19,082

Transfer agent fees	458	150

Compensation of board members	207,668	72,958

Chief compliance officer expenses	2,066	611

Other expenses	99,191	46,027

Total liabilities	10,120,131	2,421,687

Net assets applicable to outstanding capital stock	$9,305,508,699	$2,785,798,615

Represented by

Trust capital	$9,305,508,699	$2,785,798,615

Total — representing net assets applicable to outstanding capital stock	$9,305,508,699	$2,785,798,615

Class 2

Net assets	$4,463,979,376	$1,371,163,774

Shares outstanding	282,733,709	82,279,758

Net asset value per share	$15.79	$16.66

Class 4

Net assets	$4,841,529,323	$1,414,634,841

Shares outstanding	306,168,788	84,753,794

Net asset value per share	$15.81	$16.69

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016	53

PORTFOLIO NAVIGATOR FUNDS

STATEMENT OF OPERATIONS

Year Ended December 31, 2016

	Variable Portfolio – Conservative Portfolio	Variable Portfolio – Moderately Conservative Portfolio	Variable Portfolio – Moderate Portfolio
Net investment income

Income:

Dividends — affiliated issuers	$24,965,013	$57,820,226	$248,186,129

Other income	—	1,115	10,949

Total income	24,965,013	57,821,341	248,197,078

Expenses:

Management services fees	512,453	1,465,066	6,772,955

Distribution and/or service fees

Class 2	1,497,737	3,938,100	19,158,208

Class 4	2,305,289	5,861,315	29,940,452

Transfer agent fees

Class 2	7,024	23,490	95,141

Class 4	10,823	34,891	148,739

Compensation of board members	34,172	70,189	303,107

Custodian fees	20,439	20,589	22,696

Printing and postage fees	34,862	89,157	444,245

Audit fees	20,273	20,773	20,773

Legal fees	21,289	43,147	187,354

Chief compliance officer expenses	345	864	4,285

Other	32,245	72,567	335,728

Total expenses	4,496,951	11,640,148	57,433,683

Net investment income	20,468,062	46,181,193	190,763,395

Realized and unrealized gain (loss) — net

Net realized gain (loss) on:

Investments — unaffiliated issuers	—	(1,910,114)	(8,535,087)

Sales of underlying affiliated funds	22,200,811	95,479,877	506,723,372

Capital gain distributions from underlying affiliated funds	3,500,830	9,811,211	54,871,079

Foreign currency translations	12,106	69,040	552,877

Futures contracts	(2,456,748)	2,761,567	(11,666)

Net realized gain	23,256,999	106,211,581	553,600,575

Net change in unrealized appreciation (depreciation) on:

Investments — affiliated issuers	8,594,684	(48,741)	135,996,168

Foreign currency translations	(83,632)	(147,159)	(998,391)

Futures contracts	(669,362)	1,096,957	11,366,569

Net change in unrealized appreciation (depreciation)	7,841,690	901,057	146,364,346

Net realized and unrealized gain	31,098,689	107,112,638	699,964,921

Net increase in net assets resulting from operations	$51,566,751	$153,293,831	$890,728,316

The accompanying Notes to Financial Statements are an integral part of this statement.

54	Annual Report 2016

PORTFOLIO NAVIGATOR FUNDS

STATEMENT OF OPERATIONS (continued)

Year Ended December 31, 2016

	Variable Portfolio – Moderately Aggressive Portfolio	Variable Portfolio – Aggressive Portfolio
Net investment income

Income:

Dividends — unaffiliated issuers	$—	$734,200

Dividends — affiliated issuers	103,974,760	23,288,087

Total income	103,974,760	24,022,287

Expenses:

Management services fees	3,692,685	1,105,177

Distribution and/or service fees

Class 2	11,286,845	3,418,210

Class 4	12,842,521	3,716,165

Transfer agent fees

Class 2	70,753	22,003

Class 4	80,304	23,805

Compensation of board members	156,314	54,149

Custodian fees	21,708	21,053

Printing and postage fees	223,391	65,957

Audit fees	20,773	20,773

Legal fees	95,626	33,430

Chief compliance officer expenses	2,066	611

Other	178,821	55,305

Total expenses	28,671,807	8,536,638

Net investment income	75,302,953	15,485,649

Realized and unrealized gain (loss) — net

Net realized gain (loss) on:

Investments — unaffiliated issuers	(3,020,860)	(2,701,298)

Sales of underlying affiliated funds	469,300,385	148,841,622

Capital gain distributions from underlying affiliated funds	26,802,195	8,540,849

Foreign currency translations	364,813	80,980

Futures contracts	(333,571)	(5,902,381)

Net realized gain	493,112,962	148,859,772

Net change in unrealized appreciation (depreciation) on:

Investments — unaffiliated issuers	—	(235,873)

Investments — affiliated issuers	(82,570,759)	(3,219,951)

Foreign currency translations	(771,826)	(226,615)

Futures contracts	4,223,824	2,575,913

Net change in unrealized appreciation (depreciation)	(79,118,761)	(1,106,526)

Net realized and unrealized gain	413,994,201	147,753,246

Net increase in net assets resulting from operations	$489,297,154	$163,238,895

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016	55

PORTFOLIO NAVIGATOR FUNDS

STATEMENT OF CHANGES IN NET ASSETS

	Variable Portfolio – Conservative Portfolio		Variable Portfolio – Moderately Conservative Portfolio
	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2016	Year Ended December 31, 2015
Operations

Net investment income	$20,468,062	$21,018,103	$46,181,193	$54,329,222

Net realized gain	23,256,999	44,303,779	106,211,581	204,132,194

Net change in unrealized appreciation (depreciation)	7,841,690	(65,928,478)	901,057	(262,470,049)

Net increase (decrease) in net assets resulting from operations	51,566,751	(606,596)	153,293,831	(4,008,633)

Decrease in net assets from capital stock activity	(32,385,916)	(232,654,593)	(363,145,237)	(638,908,937)

Total increase (decrease) in net assets	19,180,835	(233,261,189)	(209,851,406)	(642,917,570)

Net assets at beginning of year	1,448,234,881	1,681,496,070	3,994,650,870	4,637,568,440

Net assets at end of year	$1,467,415,716	$1,448,234,881	$3,784,799,464	$3,994,650,870

The accompanying Notes to Financial Statements are an integral part of this statement.

56	Annual Report 2016

PORTFOLIO NAVIGATOR FUNDS

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Variable Portfolio – Moderate Portfolio		Variable Portfolio – Moderately Aggressive Portfolio
	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2016	Year Ended December 31, 2015
Operations

Net investment income	$190,763,395	$242,963,667	$75,302,953	$96,672,277

Net realized gain	553,600,575	1,348,240,889	493,112,962	835,652,697

Net change in unrealized appreciation (depreciation)	146,364,346	(1,684,165,866)	(79,118,761)	(997,189,237)

Net increase (decrease) in net assets resulting from operations	890,728,316	(92,961,310)	489,297,154	(64,864,263)

Decrease in net assets from capital stock activity	(1,947,498,205)	(1,835,295,428)	(1,378,062,398)	(1,004,334,581)

Total increase (decrease) in net assets	(1,056,769,889)	(1,928,256,738)	(888,765,244)	(1,069,198,844)

Net assets at beginning of year	20,221,378,157	22,149,634,895	10,194,273,943	11,263,472,787

Net assets at end of year	$19,164,608,268	$20,221,378,157	$9,305,508,699	$10,194,273,943

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016	57

PORTFOLIO NAVIGATOR FUNDS

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Variable Portfolio – Aggressive Portfolio
	Year Ended December 31, 2016	Year Ended December 31, 2015
Operations

Net investment income	$15,485,649	$19,664,943

Net realized gain	148,859,772	345,766,936

Net change in unrealized appreciation (depreciation)	(1,106,526)	(384,754,696)

Net increase (decrease) in net assets resulting from operations	163,238,895	(19,322,817)

Decrease in net assets from capital stock activity	(404,770,405)	(216,283,519)

Total increase (decrease) in net assets	(241,531,510)	(235,606,336)

Net assets at beginning of year	3,027,330,125	3,262,936,461

Net assets at end of year	$2,785,798,615	$3,027,330,125

The accompanying Notes to Financial Statements are an integral part of this statement.

58	Annual Report 2016

PORTFOLIO NAVIGATOR FUNDS

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Variable Portfolio – Conservative Portfolio				Variable Portfolio – Moderately Conservative Portfolio
	Year Ended December 31, 2016		Year Ended December 31, 2015		Year Ended December 31, 2016		Year Ended December 31, 2015
	Shares	Dollars ($)	Shares	Dollars ($)	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity

Class 2 shares

Subscriptions	7,130,125	91,408,274	2,529,479	31,874,821	5,191,770	71,621,172	2,397,709	32,306,761

Redemptions	(5,832,765)	(75,336,335)	(7,687,547)	(97,229,373)	(9,591,177)	(130,856,060)	(14,366,020)	(194,257,679)

Net increase (decrease)	1,297,360	16,071,939	(5,158,068)	(65,354,552)	(4,399,407)	(59,234,888)	(11,968,311)	(161,950,918)

Class 4 shares

Subscriptions	7,179,849	91,850,060	2,830,801	35,643,538	1,356,536	18,694,822	422,829	5,708,608

Redemptions	(10,876,343)	(140,307,915)	(16,056,117)	(202,943,579)	(23,502,449)	(322,605,171)	(35,614,332)	(482,666,627)

Net decrease	(3,696,494)	(48,457,855)	(13,225,316)	(167,300,041)	(22,145,913)	(303,910,349)	(35,191,503)	(476,958,019)

Total net decrease	(2,399,134)	(32,385,916)	(18,383,384)	(232,654,593)	(26,545,320)	(363,145,237)	(47,159,814)	(638,908,937)

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016	59

PORTFOLIO NAVIGATOR FUNDS

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Variable Portfolio – Moderate Portfolio				Variable Portfolio – Moderately Aggressive Portfolio
	Year Ended December 31, 2016		Year Ended December 31, 2015		Year Ended December 31, 2016		Year Ended December 31, 2015
	Shares	Dollars ($)	Shares	Dollars ($)	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity

Class 2 shares

Subscriptions	4,070,726	59,266,105	5,050,945	73,062,247	1,394,157	21,189,074	3,754,843	57,292,033

Redemptions	(26,500,903)	(384,720,443)	(27,942,171)	(403,170,061)	(29,848,292)	(456,138,600)	(17,528,452)	(267,616,951)

Net increase (decrease)	(22,430,177)	(325,454,338)	(22,891,226)	(330,107,814)	(28,454,135)	(434,949,526)	(13,773,609)	(210,324,918)

Class 4 shares

Subscriptions	392,841	5,723,807	409,458	5,885,413	349,457	5,418,154	677,864	10,294,679

Redemptions	(111,613,595)	(1,627,767,674)	(104,228,904)	(1,511,073,027)	(61,973,294)	(948,531,026)	(52,501,729)	(804,304,342)

Net decrease	(111,220,754)	(1,622,043,867)	(103,819,446)	(1,505,187,614)	(61,623,837)	(943,112,872)	(51,823,865)	(794,009,663)

Total net decrease	(133,650,931)	(1,947,498,205)	(126,710,672)	(1,835,295,428)	(90,077,972)	(1,378,062,398)	(65,597,474)	(1,004,334,581)

The accompanying Notes to Financial Statements are an integral part of this statement.

60	Annual Report 2016

PORTFOLIO NAVIGATOR FUNDS

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Variable Portfolio – Aggressive Portfolio
	Year Ended December 31, 2016		Year Ended December 31, 2015
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity

Class 2 shares

Subscriptions	1,506,038	23,823,365	4,425,387	71,050,591

Redemptions	(9,454,315)	(151,152,408)	(5,038,695)	(81,041,698)

Net increase (decrease)	(7,948,277)	(127,329,043)	(613,308)	(9,991,107)

Class 4 shares

Subscriptions	392,025	6,302,658	1,329,519	20,991,799

Redemptions	(17,755,623)	(283,744,020)	(14,102,524)	(227,284,211)

Net decrease	(17,363,598)	(277,441,362)	(12,773,005)	(206,292,412)

Total net decrease	(25,311,875)	(404,770,405)	(13,386,313)	(216,283,519)

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016	61

PORTFOLIO NAVIGATOR FUNDS

FINANCIAL HIGHLIGHTS

Variable Portfolio – Conservative Portfolio

The following tables are intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect any fees and expenses imposed under your Contract and/or Qualified Plan, as applicable; such fees and expenses would reduce the total returns for all periods shown. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

	Year Ended December 31,
Class 2	2016	2015	2014	2013	2012
Per share data
Net asset value, beginning of period	$12.51	$12.53	$12.02	$11.65	$10.86

Income from investment operations:

Net investment income	0.17	0.17	0.12	0.16	0.22

Net realized and unrealized gain (loss)	0.26	(0.19)	0.39	0.21	0.57

Total from investment operations	0.43	(0.02)	0.51	0.37	0.79

Net asset value, end of period	$12.94	$12.51	$12.53	$12.02	$11.65

Total return	3.44%	(0.16%)	4.24%	3.18%	7.27%

Ratios to average net assets(a)

Total gross expenses	0.30%	0.28%	0.28%	0.28%	0.27%

Total net expenses(b)	0.30%	0.28%	0.28%	0.28%	0.27%

Net investment income	1.34%	1.35%	0.93%	1.32%	1.92%

Supplemental data

Net assets, end of period (in thousands)	$593,909	$557,777	$623,543	$787,736	$1,113,897

Portfolio turnover	14%	27%	20%	34%	10%

Notes to Financial Highlights

(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

62	Annual Report 2016

PORTFOLIO NAVIGATOR FUNDS

FINANCIAL HIGHLIGHTS (continued)

Variable Portfolio – Conservative Portfolio

	Year Ended December 31,
Class 4	2016	2015	2014	2013	2012
Per share data
Net asset value, beginning of period	$12.51	$12.53	$12.01	$11.65	$10.86

Income from investment operations:

Net investment income	0.17	0.17	0.12	0.16	0.22

Net realized and unrealized gain (loss)	0.26	(0.19)	0.40	0.20	0.57

Total from investment operations	0.43	(0.02)	0.52	0.36	0.79

Net asset value, end of period	$12.94	$12.51	$12.53	$12.01	$11.65

Total return	3.44%	(0.16%)	4.33%	3.09%	7.27%

Ratios to average net assets(a)

Total gross expenses	0.30%	0.28%	0.28%	0.28%	0.27%

Total net expenses(b)	0.30%	0.28%	0.28%	0.28%	0.27%

Net investment income	1.35%	1.35%	0.94%	1.33%	1.89%

Supplemental data

Net assets, end of period (in thousands)	$873,507	$890,458	$1,057,953	$1,470,726	$2,407,365

Portfolio turnover	14%	27%	20%	34%	10%

Notes to Financial Highlights

(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016	63

PORTFOLIO NAVIGATOR FUNDS

FINANCIAL HIGHLIGHTS (continued)

Variable Portfolio – Moderately Conservative Portfolio

	Year Ended December 31,
Class 2	2016	2015	2014	2013	2012
Per share data
Net asset value, beginning of period	$13.36	$13.39	$12.78	$11.93	$10.97

Income from investment operations:

Net investment income	0.16	0.17	0.11	0.15	0.19

Net realized and unrealized gain (loss)	0.37	(0.20)	0.50	0.70	0.77

Total from investment operations	0.53	(0.03)	0.61	0.85	0.96

Net asset value, end of period	$13.89	$13.36	$13.39	$12.78	$11.93

Total return	3.97%	(0.22%)	4.77%	7.12%	8.75%

Ratios to average net assets(a)

Total gross expenses	0.30%	0.28%	0.28%	0.27%	0.27%

Total net expenses(b)	0.30%	0.28%	0.28%	0.27%	0.27%

Net investment income	1.18%	1.25%	0.87%	1.24%	1.65%

Supplemental data

Net assets, end of period (in thousands)	$1,567,642	$1,566,214	$1,730,584	$1,968,131	$2,256,492

Portfolio turnover	8%	22%	10%	23%	8%

Notes to Financial Highlights

(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

64	Annual Report 2016

PORTFOLIO NAVIGATOR FUNDS

FINANCIAL HIGHLIGHTS (continued)

Variable Portfolio – Moderately Conservative Portfolio

	Year Ended December 31,
Class 4	2016	2015	2014	2013	2012
Per share data
Net asset value, beginning of period	$13.38	$13.42	$12.81	$11.96	$10.99

Income from investment operations:

Net investment income	0.16	0.17	0.11	0.15	0.19

Net realized and unrealized gain (loss)	0.38	(0.21)	0.50	0.70	0.78

Total from investment operations	0.54	(0.04)	0.61	0.85	0.97

Net asset value, end of period	$13.92	$13.38	$13.42	$12.81	$11.96

Total return	4.04%	(0.30%)	4.76%	7.11%	8.83%

Ratios to average net assets(a)

Total gross expenses	0.30%	0.28%	0.28%	0.27%	0.27%

Total net expenses(b)	0.30%	0.28%	0.28%	0.27%	0.26%

Net investment income	1.18%	1.25%	0.86%	1.24%	1.64%

Supplemental data

Net assets, end of period (in thousands)	$2,217,158	$2,428,436	$2,906,985	$3,570,296	$4,401,488

Portfolio turnover	8%	22%	10%	23%	8%

Notes to Financial Highlights

(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016	65

PORTFOLIO NAVIGATOR FUNDS

FINANCIAL HIGHLIGHTS (continued)

Variable Portfolio – Moderate Portfolio

	Year Ended December 31,
Class 2	2016	2015	2014	2013	2012
Per share data
Net asset value, beginning of period	$14.24	$14.32	$13.63	$12.24	$11.04

Income from investment operations:

Net investment income	0.14	0.16	0.11	0.16	0.18

Net realized and unrealized gain (loss)	0.52	(0.24)	0.58	1.23	1.02

Total from investment operations	0.66	(0.08)	0.69	1.39	1.20

Net asset value, end of period	$14.90	$14.24	$14.32	$13.63	$12.24

Total return	4.64%	(0.56%)	5.06%	11.36%	10.87%

Ratios to average net assets(a)

Total gross expenses	0.29%	0.28%	0.27%	0.27%	0.27%

Total net expenses(b)	0.29%	0.28%	0.27%	0.27%	0.27%

Net investment income	0.97%	1.13%	0.76%	1.24%	1.50%

Supplemental data

Net assets, end of period (in thousands)	$7,712,231	$7,690,136	$8,060,457	$8,081,681	$7,058,383

Portfolio turnover	6%	23%	8%	23%	12%

Notes to Financial Highlights

(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

66	Annual Report 2016

PORTFOLIO NAVIGATOR FUNDS

FINANCIAL HIGHLIGHTS (continued)

Variable Portfolio – Moderate Portfolio

	Year Ended December 31,
Class 4	2016	2015	2014	2013	2012
Per share data
Net asset value, beginning of period	$14.26	$14.34	$13.65	$12.25	$11.05

Income from investment operations:

Net investment income	0.14	0.16	0.11	0.16	0.17

Net realized and unrealized gain (loss)	0.52	(0.24)	0.58	1.24	1.03

Total from investment operations	0.66	(0.08)	0.69	1.40	1.20

Net asset value, end of period	$14.92	$14.26	$14.34	$13.65	$12.25

Total return	4.63%	(0.56%)	5.05%	11.43%	10.86%

Ratios to average net assets(a)

Total gross expenses	0.29%	0.28%	0.27%	0.27%	0.27%

Total net expenses(b)	0.29%	0.28%	0.27%	0.27%	0.25%

Net investment income	0.97%	1.13%	0.76%	1.24%	1.48%

Supplemental data

Net assets, end of period (in thousands)	$11,452,377	$12,531,242	$14,089,178	$15,354,056	$14,632,327

Portfolio turnover	6%	23%	8%	23%	12%

Notes to Financial Highlights

(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016	67

PORTFOLIO NAVIGATOR FUNDS

FINANCIAL HIGHLIGHTS (continued)

Variable Portfolio – Moderately Aggressive Portfolio

	Year Ended December 31,
Class 2	2016	2015	2014	2013	2012
Per share data
Net asset value, beginning of period	$15.00	$15.11	$14.37	$12.38	$11.03

Income from investment operations:

Net investment income	0.12	0.14	0.09	0.14	0.13

Net realized and unrealized gain (loss)	0.67	(0.25)	0.65	1.85	1.22

Total from investment operations	0.79	(0.11)	0.74	1.99	1.35

Net asset value, end of period	$15.79	$15.00	$15.11	$14.37	$12.38

Total return	5.27%	(0.73%)	5.15%	16.07%	12.24%

Ratios to average net assets(a)

Total gross expenses	0.30%	0.28%	0.27%	0.27%	0.27%

Total net expenses(b)	0.30%	0.28%	0.27%	0.27%	0.27%

Net investment income	0.78%	0.89%	0.62%	1.03%	1.06%

Supplemental data

Net assets, end of period (in thousands)	$4,463,979	$4,668,252	$4,911,469	$5,027,271	$3,989,411

Portfolio turnover	9%	24%	7%	19%	13%

Notes to Financial Highlights

(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

68	Annual Report 2016

PORTFOLIO NAVIGATOR FUNDS

FINANCIAL HIGHLIGHTS (continued)

Variable Portfolio – Moderately Aggressive Portfolio

	Year Ended December 31,
Class 4	2016	2015	2014	2013	2012
Per share data
Net asset value, beginning of period	$15.02	$15.14	$14.39	$12.40	$11.05

Income from investment operations:

Net investment income	0.12	0.14	0.09	0.14	0.13

Net realized and unrealized gain (loss)	0.67	(0.26)	0.66	1.85	1.22

Total from investment operations	0.79	(0.12)	0.75	1.99	1.35

Net asset value, end of period	$15.81	$15.02	$15.14	$14.39	$12.40

Total return	5.26%	(0.79%)	5.21%	16.05%	12.22%

Ratios to average net assets(a)

Total gross expenses	0.30%	0.28%	0.27%	0.27%	0.27%

Total net expenses(b)	0.30%	0.28%	0.27%	0.27%	0.25%

Net investment income	0.78%	0.88%	0.61%	1.05%	1.05%

Supplemental data

Net assets, end of period (in thousands)	$4,841,529	$5,526,022	$6,352,004	$8,457,620	$8,377,366

Portfolio turnover	9%	24%	7%	19%	13%

Notes to Financial Highlights

(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016	69

PORTFOLIO NAVIGATOR FUNDS

FINANCIAL HIGHLIGHTS (continued)

Variable Portfolio – Aggressive Portfolio

	Year Ended December 31,
Class 2	2016	2015	2014	2013	2012
Per share data
Net asset value, beginning of period	$15.73	$15.85	$15.02	$12.44	$10.94

Income from investment operations:

Net investment income	0.09	0.10	0.07	0.10	0.08

Net realized and unrealized gain (loss)	0.84	(0.22)	0.76	2.48	1.42

Total from investment operations	0.93	(0.12)	0.83	2.58	1.50

Net asset value, end of period	$16.66	$15.73	$15.85	$15.02	$12.44

Total return	5.91%	(0.76%)	5.53%	20.74%	13.71%

Ratios to average net assets(a)

Total gross expenses	0.30%	0.28%	0.28%	0.28%	0.27%

Total net expenses(b)	0.30%	0.28%	0.28%	0.28%	0.27%

Net investment income	0.54%	0.62%	0.43%	0.72%	0.65%

Supplemental data

Net assets, end of period (in thousands)	$1,371,164	$1,418,902	$1,439,472	$1,404,526	$997,395

Portfolio turnover	8%	26%	10%	27%	12%

Notes to Financial Highlights

(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

70	Annual Report 2016

PORTFOLIO NAVIGATOR FUNDS

FINANCIAL HIGHLIGHTS (continued)

Variable Portfolio – Aggressive Portfolio

	Year Ended December 31,
Class 4	2016	2015	2014	2013	2012
Per share data
Net asset value, beginning of period	$15.75	$15.87	$15.04	$12.46	$10.96

Income from investment operations:

Net investment income	0.09	0.10	0.07	0.10	0.08

Net realized and unrealized gain (loss)	0.85	(0.22)	0.76	2.48	1.42

Total from investment operations	0.94	(0.12)	0.83	2.58	1.50

Net asset value, end of period	$16.69	$15.75	$15.87	$15.04	$12.46

Total return	5.97%	(0.76%)	5.52%	20.71%	13.69%

Ratios to average net assets(a)

Total gross expenses	0.30%	0.28%	0.28%	0.28%	0.27%

Total net expenses(b)	0.30%	0.28%	0.28%	0.28%	0.24%

Net investment income	0.54%	0.61%	0.43%	0.72%	0.66%

Supplemental data

Net assets, end of period (in thousands)	$1,414,635	$1,608,428	$1,823,465	$2,377,267	$2,169,995

Portfolio turnover	8%	26%	10%	27%	12%

Notes to Financial Highlights

(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016	71

PORTFOLIO NAVIGATOR FUNDS

NOTES TO FINANCIAL STATEMENTS

December 31, 2016

Note 1. Organization

Columbia Funds Variable Series Trust II (the Trust) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Information presented in these financial statements pertains to the following series of the Trust (each, a Fund and collectively, the Funds): Variable Portfolio — Conservative Portfolio; Variable Portfolio — Moderately Conservative Portfolio; Variable Portfolio — Moderate Portfolio, Variable Portfolio — Moderately Aggressive Portfolio and Variable Portfolio — Aggressive Portfolio.

Each Fund is a “fund-of-funds”, investing significantly in affiliated funds managed by Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), or third-party advised (unaffiliated) funds, including exchange-traded funds (collectively, Underlying Funds).

For information on the Underlying Funds, please refer to each Fund’s current prospectus and the prospectuses of the Underlying Funds, which are available, free of charge, from the Securities and Exchange Commission website, www.sec.gov.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). Each Fund offers Class 2 and Class 4 shares. Class 2 shares are offered to separate accounts funding variable annuity contracts and variable life insurance policies issued by affiliated life insurance companies. Class 4 shares are offered to participants in the Portfolio Navigator program, and to owners of other series of annuity contracts or life insurance policies issued by RiverSource Life Insurance Company or RiverSource Life Insurance Co. of New York. You may not buy (nor will you own) shares of the Funds directly. You invest by buying a contract or life insurance policy and making all allocations to the subaccounts that invest in each Fund. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Each share class has its own expense structure.

Note 2. Summary of Significant Accounting Policies

Basis of Preparation

Each Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services — Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements.

Security Valuation

All equity securities and exchanged-traded funds are valued at the close of business of the New York Stock Exchange. Equity securities and exchanged-traded funds are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.

Investments in the Underlying Funds are valued at the net asset value of the applicable class of the Underlying Fund determined as of the close of the New York Stock Exchange on the valuation date.

Futures and options on futures contracts are valued based upon the settlement price at the close of regular trading on their principal exchanges or, in the absence of transactions, at the mean of the latest quoted bid and ask prices.

GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Funds’ Portfolio of Investments.

72	Annual Report 2016

PORTFOLIO NAVIGATOR FUNDS

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2016

Derivative Instruments

Each Fund invests in certain derivative instruments, as detailed below, to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more securities, currencies, commodities, indices, or other assets or instruments. Derivatives may be used to increase investment flexibility (including to maintain cash reserves while maintaining desired exposure to certain assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligations under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell or terminate, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.

A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform its obligations under the contract. The Fund’s risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty, plus any replacement costs or related amounts. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the clearinghouse or central counterparty (CCP) provides some protection in the case of clearing member default. The clearinghouse or CCP stands between the buyer and the seller of the contract; therefore, additional counterparty credit risk is failure of the clearinghouse or CCP. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker’s customer account. While brokers are required to segregate customer margin from their own assets, in the event that a broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker for all its clients, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s customers (including the Fund), potentially resulting in losses to the Fund.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivatives contract counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting), including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset or netting in bankruptcy, insolvency or other events.

Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the clearinghouse or CCP for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms are contract specific for over-the-counter derivatives. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

Annual Report 2016	73

PORTFOLIO NAVIGATOR FUNDS

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2016

Certain ISDA Master Agreements allow counterparties of over-the-counter derivatives transactions to terminate derivatives contracts prior to maturity in the event the Fund’s net asset value declines by a stated percentage over a specified time period or if the Fund fails to meet certain terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty. The Fund also has termination rights if the counterparty fails to meet certain terms of the ISDA Master Agreement. In addition to considering counterparty credit risk, the Fund would consider terminating the derivatives contracts based on whether termination would result in a net liability owed from the counterparty.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.

Futures Contracts

Futures contracts are exchange traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Funds bought and sold futures contracts to produce incremental earnings, manage the duration and yield curve exposure of the Fund versus the benchmark, manage exposure to movements in interest rates, manage exposure to the securities market, and maintain appropriate equity market exposure while keeping sufficient cash to accommodate daily redemptions. These instruments may be used for other purposes in future periods. Upon entering into futures contracts, the Fund bears risks that it may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.

Upon entering into a futures contract, the Fund pledges cash or securities with the broker in an amount sufficient to meet the initial margin requirement. The initial margin deposit must be maintained at an established level over the life of the contract. Cash deposited as initial margin is recorded in the Statement of Assets and Liabilities as margin deposits. Securities deposited as initial margin are designated in the Portfolio of Investments. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The

Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.

Effects of Derivative Transactions in the Financial Statements

The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Funds, including: the fair value of derivatives by risk category and the location of those fair values in the Statements of Assets and Liabilities; and the impact of derivative transactions over the period in the Statements of Operations, including realized gains or losses and unrealized gains or losses. The derivative schedules following the Statements of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.

Variable Portfolio — Conservative Portfolio

The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at December 31, 2016:

	Asset Derivatives
Risk Exposure Category	Statement of Assets and Liabilities Location	Fair Value ($)
Equity risk	Component of trust capital — unrealized appreciation on futures contracts	139,676	*
Interest rate risk	Component of trust capital — unrealized appreciation on futures contracts	3,475	*
Total		143,151

	Liability Derivatives
Risk Exposure Category	Statement of Assets and Liabilities Location	Fair Value ($)
Equity risk	Component of trust capital — unrealized depreciation on futures contracts	629,118	*
Interest rate risk	Component of trust capital — unrealized depreciation on futures contracts	319,571	*
Total		948,689

*	Includes cumulative appreciation (depreciation) as reported in the tables following the Portfolio of Investments. Only the current day’s variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.

74	Annual Report 2016

PORTFOLIO NAVIGATOR FUNDS

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2016

The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the year ended December 31, 2016:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Risk Exposure Category	Futures Contracts ($)
Equity risk	(3,851,014)
Interest rate risk	1,394,266
Total	(2,456,748)
Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Risk Exposure Category	Futures Contracts ($)
Equity risk	(256,840)
Interest rate risk	(412,522)
Total	(669,362)

The following table provides a summary of the average outstanding volume by derivative instrument for the year ended December 31, 2016:

Derivative Instrument	Average Notional Amounts ($)*
Futures contracts — Long	38,467,020
Futures contracts — Short	15,544,539

*	Based on the ending quarterly outstanding amounts for the year ended December 31, 2016.

Variable Portfolio — Moderately Conservative Portfolio

The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at December 31, 2016:

	Asset Derivatives
Risk Exposure Category	Statement of Assets and Liabilities Location	Fair Value ($)
Equity risk	Component of trust capital — unrealized appreciation on futures contracts	949,798	*
Interest rate risk	Component of trust capital — unrealized appreciation on futures contracts	20,352	*
Total		970,150

	Liability Derivatives
Risk Exposure Category	Statement of Assets and Liabilities Location	Fair Value ($)
Equity risk	Component of trust capital — unrealized depreciation on futures contracts	335,357	*
Interest rate risk	Component of trust capital — unrealized depreciation on futures contracts	721,948	*
Total		1,057,305

*	Includes cumulative appreciation (depreciation) as reported in the tables following the Portfolio of Investments. Only the current day’s variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.

The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the year ended December 31, 2016:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Risk Exposure Category	Futures Contracts ($)
Equity risk	(106,493)
Interest rate risk	2,868,060
Total	2,761,567
Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Risk Exposure Category	Futures Contracts ($)
Equity risk	2,008,641
Interest rate risk	(911,684)
Total	1,096,957

The following table provides a summary of the average outstanding volume by derivative instrument for the year ended December 31, 2016:

Derivative Instrument	Average Notional Amounts ($)*
Futures contracts — Long	90,221,393
Futures contracts — Short	9,466,875

*	Based on the ending quarterly outstanding amounts for the year ended December 31, 2016.

Annual Report 2016	75

PORTFOLIO NAVIGATOR FUNDS

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2016

Variable Portfolio — Moderate Portfolio

The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at December 31, 2016:

	Asset Derivatives
Risk Exposure Category	Statement of Assets and Liabilities Location	Fair Value ($)
Equity risk	Component of trust capital — unrealized appreciation on futures contracts	9,004,805	*
Interest rate risk	Component of trust capital — unrealized appreciation on futures contracts	99,280	*
Total		9,104,085

	Liability Derivatives
Risk Exposure Category	Statement of Assets and Liabilities Location	Fair Value ($)
Equity risk	Component of trust capital — unrealized depreciation on futures contracts	1,690,567	*
Interest rate risk	Component of trust capital — unrealized depreciation on futures contracts	2,604,659	*
Total		4,295,226

*	Includes cumulative appreciation (depreciation) as reported in the tables following the Portfolio of Investments. Only the current day’s variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.

The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the year ended December 31, 2016:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Risk Exposure Category	Futures Contracts ($)
Equity risk	(19,240,111)
Interest rate risk	19,228,445
Total	(11,666)
Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Risk Exposure Category	Futures Contracts ($)
Equity risk	15,668,210
Interest rate risk	(4,301,641)
Total	11,366,569

The following table provides a summary of the average outstanding volume by derivative instrument for the year ended December 31, 2016:

Derivative Instrument	Average Notional Amounts ($)*
Futures contracts — Long	406,156,115
Futures contracts — Short	237,681,031

*	Based on the ending quarterly outstanding amounts for the year ended December 31, 2016.

Variable Portfolio — Moderately Aggressive Portfolio

The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at December 31, 2016:

	Asset Derivatives
Risk Exposure Category	Statement of Assets and Liabilities Location	Fair Value ($)
Equity risk	Component of trust capital — unrealized appreciation on futures contracts	4,238,082	*
Interest rate risk	Component of trust capital — unrealized appreciation on futures contracts	25,316	*
Total		4,263,398

	Liability Derivatives
Risk Exposure Category	Statement of Assets and Liabilities Location	Fair Value ($)
Equity risk	Component of trust capital — unrealized depreciation on futures contracts	2,255,986	*
Interest rate risk	Component of trust capital — unrealized depreciation on futures contracts	1,894,298	*
Total		4,150,284

*	Includes cumulative appreciation (depreciation) as reported in the tables following the Portfolio of Investments. Only the current day’s variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.

The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the or year ended December 31, 2016:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Risk Exposure Category	Futures Contracts ($)
Equity risk	(7,332,281)
Interest rate risk	6,998,710
Total	(333,571)

76	Annual Report 2016

PORTFOLIO NAVIGATOR FUNDS

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2016

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Risk Exposure Category	Futures Contracts ($)
Equity risk	6,611,412
Interest rate risk	(2,387,588)
Total	4,223,824

The following table provides a summary of the average outstanding volume by derivative instrument for the year ended December 31, 2016:

Derivative Instrument	Average Notional Amounts ($)*
Futures contracts — Long	218,858,842
Futures contracts — Short	71,480,670

*	Based on the ending quarterly outstanding amounts for the year ended December 31, 2016.

Variable Portfolio — Aggressive Portfolio

The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at December 31, 2016:

	Asset Derivatives
Risk Exposure Category	Statement of Assets and Liabilities Location	Fair Value ($)
Equity risk	Component of trust capital — unrealized appreciation on futures contracts	2,002,829	*

	Liability Derivatives
Risk Exposure Category	Statement of Assets and Liabilities Location	Fair Value ($)
Equity risk	Component of trust capital — unrealized depreciation on futures contracts	197,539	*
Interest rate risk	Component of trust capital — unrealized depreciation on futures contracts	473,574	*
Total		671,113

*	Includes cumulative appreciation (depreciation) as reported in the tables following the Portfolio of Investments. Only the current day’s variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.

The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the year ended December 31, 2016:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Risk Exposure Category	Futures Contracts ($)
Equity risk	(6,602,281)
Interest rate risk	699,900
Total	(5,902,381)
Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Risk Exposure Category	Futures Contracts ($)
Equity risk	3,120,986
Interest rate risk	(545,073)
Total	2,575,913

The following table provides a summary of the average outstanding volume by derivative instrument for the year ended December 31, 2016:

Derivative Instrument	Average Notional Amounts ($)*
Futures contracts — Long	51,586,722
Futures contracts — Short	43,926,929

*	Based on the ending quarterly outstanding amounts for the year ended December 31, 2016.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Income and capital gain distributions from the Underlying Funds, if any, are recorded on the ex-dividend date.

Expenses

General expenses of the Trust are allocated to the Funds and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to a Fund are charged to that Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses which are charged directly to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of a Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

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PORTFOLIO NAVIGATOR FUNDS

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2016

Federal Income Tax Status

Each Fund is treated as a partnership for federal income tax purposes, and the Funds do not expect to make regular distributions. The Funds will not be subject to federal income tax, and therefore, there is no provision for federal income taxes. The partners of each Fund are subject to tax on their distributive share of the Fund’s income and loss. The components of each Fund’s net assets are reported at the partner-level for federal income tax purposes, and therefore, are not presented in the Statement of Assets and Liabilities.

Management of the Funds has concluded that there are no significant uncertain tax positions in the Funds that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Funds’ federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Guarantees and Indemnifications

Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Funds’ contracts with their service providers contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Funds cannot be determined, and the Funds have no historical basis for predicting the likelihood of any such claims.

Investment Company Reporting Modernization

In October 2016, the U.S. Securities and Exchange Commission adopted new rules and forms, and amendments to certain current rules and forms, to modernize reporting and disclosure of information by registered investment companies. The amendments to Regulation S-X will require standardized, enhanced disclosure about derivatives in investment company financial statements, and will also change the rules governing the form and content of such financial statements. The amendments to Regulation S-X take effect on August 1, 2017. At this time, management is assessing the anticipated impact of these regulatory developments.

Note 3. Fees and Other Transactions with Affiliates

Management Services Fees and Underlying Fund Fees

Effective May 1, 2016, each Fund entered into a Management Agreement with the Investment Manager. Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is a blend of (i) 0.02% on assets invested in underlying funds, (including exchange-traded funds and closed-end funds) that pay a management fee (or advisory fee, as applicable) to the Investment Manager, and (ii) a fee that declines from 0.72% to 0.52%, depending on asset levels, on assets invested in securities, (other than affiliated underlying funds (including ETFs and closed end funds) that pay a management fee to the Investment Manager), including other funds advised by the Investment Manager that do not pay a management fee, third party funds, derivatives and individual securities. Prior to May 1, 2016, each Fund paid the Investment Manager an annual fee for advisory services under an Investment Management Services Agreement and a separate annual fee for administrative and accounting services under an Administrative Services Agreement.

The effective management services fee rates based on each Fund’s average daily net assets for the year ended December 31, 2016 (reflecting all advisory and administrative services fees paid to the Investment Manager) were as follows:

Variable Portfolio — Conservative Portfolio	0.03%

Variable Portfolio — Moderately Conservative Portfolio	0.04%

Variable Portfolio — Moderate Portfolio	0.03%

Variable Portfolio — Moderately Aggressive Portfolio	0.04%

Variable Portfolio — Aggressive Portfolio	0.04%

In addition to the fees and expenses which the Funds bear directly, the Funds indirectly bear a pro rata share of the fees and expenses of the Underlying Funds in which the Funds invest. Because the Underlying Funds have varied expense and fee levels and the Funds may own different proportions of Underlying Funds at different times, the amount of fees and expenses incurred indirectly by the Funds will vary. These expenses are not reflected in the expenses shown in Statement of Operations and are not included in the ratios to average net assets shown in the Financial Highlights.

78	Annual Report 2016

PORTFOLIO NAVIGATOR FUNDS

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2016

For the period from January 1, 2016 through April 30, 2016, the investment advisory services fee paid to the Investment Manager and the administrative services fee paid to the Investment Manager was as follows:

Fund	Investment advisory services fee ($)	Administrative services fee ($)
Variable Portfolio — Conservative Portfolio	65,597	100,909

Variable Portfolio — Moderately Conservative Portfolio	186,541	267,796

Variable Portfolio — Moderate Portfolio	906,615	1,344,963

Variable Portfolio — Moderately Aggressive Portfolio	470,060	670,640

Variable Portfolio — Aggressive Portfolio	111,766	196,215

Other Expenses

Other expenses are for, among other things, miscellaneous expenses of the Funds or the Board of Trustees, including payments to Board Services Corp., a company providing limited administrative services to the Funds and the Board of Trustees. That company’s expenses include boardroom and office expense, employee compensation, employee health and retirement benefits and certain other expenses. For the year ended December 31, 2016, other expenses paid by the Fund to this company were as follows:

Fund	Amount ($)
Variable Portfolio — Conservative Portfolio	856

Variable Portfolio — Moderately Conservative Portfolio	1,841

Variable Portfolio — Moderate Portfolio	8,102

Variable Portfolio — Moderately Aggressive Portfolio	4,223

Variable Portfolio — Aggressive Portfolio	1,456

Compensation of Board Members

Board of Trustee members, who are not officers or employees of the Investment Manager or Ameriprise Financial, are compensated for their services to the Funds as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Plan), these Board of Trustee members may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. Each Fund’s liability for these amounts is adjusted for market value changes and remains in the Funds until distributed in accordance with the Plan. All amounts payable under the Plan constitute a general unsecured obligation of the Funds.

Compensation of Chief Compliance Officer

The Board of Trustees has appointed a Chief Compliance Officer to the Funds in accordance with federal securities regulations. The Funds are allocated a portion of the expenses associated with the Chief Compliance Officer based on relative net assets of the Trust.

Transfer Agency Fees

The Funds have a Transfer and Dividend Disbursing Agent Agreement with Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial. The annual fee rate under this agreement is 0.00% on assets invested in Underlying Funds that pay a transfer agency fee to the Transfer Agent and 0.06% of each Fund’s average daily net assets on assets invested in securities (other than Underlying Funds that pay a transfer agency fee to the Transfer Agent), including other funds that do not pay a transfer agency fee to the Transfer Agent, exchange-traded funds, derivatives and individual securities.

For the year ended December 31, 2016, each Fund’s effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:

Fund	Class 2 (%)		Class 4 (%)
Variable Portfolio — Conservative Portfolio	0.00	*	0.00	*

Variable Portfolio — Moderately Conservative Portfolio	0.00	*	0.00	*

Variable Portfolio — Moderate Portfolio	0.00	*	0.00	*

Variable Portfolio — Moderately Aggressive Portfolio	0.00	*	0.00	*

Variable Portfolio — Aggressive Portfolio	0.00	*	0.00	*

*	rounds to zero

Distribution Fees

The Funds have an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution services. Under a Plan and Agreement of Distribution, each Fund pays a fee at an annual rate of up to 0.25% of each Fund’s average daily net assets attributable to Class 2 and Class 4 shares.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described

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PORTFOLIO NAVIGATOR FUNDS

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2016

below) for the period disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that each Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Funds’ custodian, do not exceed the following annual rates as a percentage of the class’ average daily net assets:

	Fee rates contractual through April 30, 2017
	Class 2 (%)	Class 4 (%)
Variable Portfolio — Conservative Portfolio	0.43	0.43

Variable Portfolio — Moderately Conservative Portfolio	0.43	0.43

Variable Portfolio — Moderate Portfolio	0.39	0.39

Variable Portfolio — Moderately Aggressive Portfolio	0.37	0.37

Variable Portfolio — Aggressive Portfolio	0.37	0.37

Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend and interest expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.

Note 4. Portfolio Information

For the year ended December 31, 2016, the cost of purchases and proceeds from sales of investments in the Underlying Funds, but excluding investments in money market funds and derivatives, if any, for each Fund aggregated to:

	Other Investment Securities
Fund	Purchases ($)	Proceeds ($)
Variable Portfolio — Conservative Portfolio	260,772,568	203,606,774

Variable Portfolio — Moderately Conservative Portfolio	304,427,142	595,643,954

Variable Portfolio — Moderate Portfolio	1,146,147,991	2,840,999,931

Variable Portfolio — Moderately Aggressive Portfolio	806,042,150	2,151,921,785

Variable Portfolio — Aggressive Portfolio	225,866,361	638,251,339

The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.

Note 5. Line of Credit

Each Fund has access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., HSBC Bank USA, N.A. and JPMorgan Chase Bank, N.A. whereby the Funds may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility agreement, which is a collective agreement between the Funds and certain other funds managed by the Investment Manager, severally and not jointly, that permits collective borrowings up to $1 billion. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. Each Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations.

No Funds had borrowings during the year ended December 31, 2016.

Note 6. Significant Risks

Shareholder Concentration Risk

At December 31, 2016, the Investment Manager and affiliates owned 100% of Class 2 and Class 4 shares for each Fund. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Funds. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid or more liquid positions, resulting in Fund losses and the Fund holding a higher percentage of less liquid or illiquid securities.

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NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2016

Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.

Note 7. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Note 8. Information Regarding Pending and Settled Legal Proceedings

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

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PORTFOLIO NAVIGATOR FUNDS

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of Columbia Funds Variable Series Trust II and the Shareholders of Variable Portfolio — Conservative Portfolio, Variable Portfolio — Moderately Conservative Portfolio, Variable Portfolio — Moderate Portfolio, Variable Portfolio — Moderately Aggressive Portfolio and Variable Portfolio — Aggressive Portfolio

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Variable Portfolio — Conservative Portfolio, Variable Portfolio — Moderately Conservative Portfolio, Variable Portfolio — Moderate Portfolio, Variable Portfolio — Moderately Aggressive Portfolio and Variable Portfolio — Aggressive Portfolio (the “Funds,” constituting part of Columbia Funds Variable Series Trust II) as of December 31, 2016, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2016 by correspondence with the custodian, brokers and transfer agent, and the application of alternative auditing procedures where such confirmations had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Minneapolis, MN

February 21, 2017

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TRUSTEES AND OFFICERS

Shareholders elect the Board that oversees the Fund’s operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, Trustees not affiliated with the Investment Manager generally may serve through the end of the calendar year in which they reach either the mandatory retirement age established by the Board or the fifteenth anniversary of the first Board meeting they attended as a member of the Board.

Independent Trustees
Name, Address, Year of Birth	Position Held With the Trust and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
George S. Batejan 901 S. Marquette Ave. Minneapolis, MN 55402 1953	Trustee since 1/17	Executive Vice President, Global Head of Technology and Operations, Janus Capital Group, Inc., 2010-2016	124	Trustee to other Columbia Funds since 2017; Advisory Board Member, University of Colorado Business School (Executive Committee, Nominating Committee and Governance Committee) since November 2015; former Chairman of the Board, NICSA (National Investment Company Services Association), 2014-2016; former Director, Intech Investment Management, 2011-2016; former Board Member, Metro Denver Chamber of Commerce, 2015-2016
Kathleen Blatz 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Trustee since 1/06 for RiverSource Funds and since 6/11 for Nations Funds	Attorney, specializing in arbitration and mediation; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees	126	Trustee to other Columbia Funds since 2006; Trustee, BlueCross BlueShield of Minnesota (Chair of the Business Development Committee) since 2009; Chair of the Robina Foundation since August 2013
Edward J. Boudreau, Jr. 901 S. Marquette Ave. Minneapolis, MN 55402 1944	Trustee since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, E.J. Boudreau & Associates (consulting) since 2000; FINRA Industry Arbitrator, 2002-present; Chairman and Chief Executive Officer, John Hancock Investments (asset management), Chairman and Interested Trustee for open-end and closed-end funds offered by John Hancock, 1989-2000; John Hancock Mutual Life Insurance Company, including Senior Vice President and Treasurer and Senior Vice President Information Technology, 1968-1988	124	Trustee to other Columbia Funds since 2005; former Trustee, Boston Museum of Science (Chair of Finance Committee), 1985- 2013; former Trustee, BofA Funds Series Trust (11 funds), 2005-2011

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TRUSTEES AND OFFICERS (continued)

Independent Trustees (continued)
Name, Address, Year of Birth	Position Held With the Trust and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
Pamela G. Carlton 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Trustee since 7/07 for RiverSource Funds and since 6/11 for Nations Funds	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, Morgan Stanley, 1982-1991	126	Trustee to other Columbia Funds since 2007; Trustee, New York Presbyterian Hospital Board (Executive Committee and Chair of Human Resources Committee) since 1996
William P. Carmichael 901 S. Marquette Ave. Minneapolis, MN 55402 1943	Trustee since 6/11 for RiverSource Funds and since 2003 for Nations Funds; Chair of the Board from 1/14-11/15	Retired; Co-founder, The Succession Fund (provides exit strategies to owners of privately held companies), 1998-2007; Adjunct Professor of Finance, Kelley School of Business, Indiana University, 1993-2007; Senior Vice President, Sara Lee Corporation, 1991-1993; Senior Vice President and Chief Financial Officer, Beatrice Foods Company, 1984-1990; Vice President, Esmark, Inc., 1973-1984; Associate, Price Waterhouse, 1968-1972	126	Trustee to other Columbia Funds since 2003; Director, The Finish Line (athletic shoes and apparel) since July 2003; Director, hhgregg since May, 2015; former Director, Cobra Electronics Corporation (electronic equipment manufacturer), 1994-August 2014; former Director, Spectrum Brands, Inc. (consumer products), 2002-2009; former Director, Simmons Company (bedding), 2004-2010; former Trustee, BofA Funds Series Trust (11 funds) 2003-2011; former Director, McMoRan Exploration Company (oil and gas exploration and development) 2010-2013; former Director, International Textile Corp., 2012-2016
Patricia M. Flynn 901 S. Marquette Ave. Minneapolis, MN 55402 1950	Trustee since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Trustee Professor of Economics and Management, Bentley University since 1976 (also teaches and conducts research on corporate governance); Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	126	Trustee to other Columbia Funds since 2004; Trustee, MA Taxpayers Foundation since 1997; Board of Governors, Innovation Institute, MA Technology Collaborative since 2010
William A. Hawkins 901 S. Marquette Ave. Minneapolis, MN 55402 1942	Chair of the Board since 11/15; Trustee since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, Overton Partners (financial consulting), since August 2010; President and Chief Executive Officer, California General Bank, N.A., January 2008-August 2010; Operation Hope, COO, 2004-2007; IndyMac Bancorp, President, CBG, 1999-2003; American General Bank, President, 1997-1999; Griffin Financial Services, CEO, 1981-1997; The Griffin Funds, CEO, 1992-1998	126	Trustee to other Columbia Funds since 2005; former Trustee, BofA Funds Series Trust (11 funds), 2005-2015

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TRUSTEES AND OFFICERS (continued)

Independent Trustees (continued)
Name, Address, Year of Birth	Position Held With the Trust and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
Catherine James Paglia 901 S. Marquette Ave. Minneapolis, MN 55402 1952	Trustee since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Director, Enterprise Asset Management, Inc. (private real estate and asset management company) since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Managing Director, Morgan Stanley, 1982-1989; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	126	Trustee to other Columbia Funds since 2004; Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012; Trustee, Carleton College (on the Investment Committee); Trustee, Carnegie Endowment for International Peace (on the Investment Committee)
Minor M. Shaw 901 S. Marquette Ave. Minneapolis, MN 55402 1947	Trustee since 6/11 for RiverSource Funds and since 2003 for Nations Funds	President, Micco LLC (private investments) since 2011; President, Micco Corp. (family investment business), 1998-2011	126	Trustee to other Columbia Funds since 2003; Director, BlueCross BlueShield of South Carolina since April 2008; Advisory Board member, Duke Energy Corp. since October 2016; Chair of the Duke Endowment; Director, National Association of Corporate Directors, Carolinas Chapter, since 2013; Chair of Greenville — Spartanburg Airport Commission; former Trustee, BofA Funds Series Trust (11 funds), 2003-2011; former Director, Piedmont Natural Gas, 2004-2016
John G. Taft 901 S. Marquette Ave. Minneapolis, MN 55402 1955	Trustee since 1/17	Chief Executive Officer, RBC Wealth Management (a division of RBC Capital Markets LLC), 2005-2016	124	Trustee to other Columbia Funds since 2017; Trustee, Andy Warhol Foundation for Visual Arts (Finance Committee) since 2014; former Director, RBC Global Asset Management — U.S., 2001-2016

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TRUSTEES AND OFFICERS (continued)

Independent Trustees (continued)
Name, Address, Year of Birth	Position Held With the Trust and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
Alison Taunton-Rigby 901 S. Marquette Ave. Minneapolis, MN 55402 1944	Trustee since 11/02 for RiverSource Funds and since 6/11 for Nations Funds	President, Chief Executive Officer and Director, RiboNovix, Inc., 2003-2010; CMT Inc., 2001-2003; Aquila Biopharmaceuticals Inc., 1996-2000; Cambridge Biotech Corporation, 1995- 1996; Mitotix Inc., 1993-1994	126	Trustee to other Columbia Funds since 2002; Director, Boston Children’s Hospital since 2002; Director, ICI Mutual Insurance Company, since 2011; Director, Blumont/IRD since 2016; Director, Mount Ida College since 2016; former Director, Abt Associates (government contractor), 2001-2016; former Director, Healthways, Inc. (health and well-being solutions), 2005-2016

Interested Trustee Not Affiliated with Investment Manager*
Name, Address, Year of Birth	Position Held With the Trusts and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
Anthony M. Santomero 901 S. Marquette Ave. Minneapolis, MN 55402 1946	Trustee since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008; President, Federal Reserve Bank of Philadelphia, 2000- 2006; Professor of Finance, The Wharton School, University of Pennsylvania, 1972-2002	124	Trustee to other Columbia Funds since 2008; Trustee, Penn Mutual Life Insurance Company since March 2008; Director, Renaissance Reinsurance Ltd. since May 2008; Director, Citigroup Inc. since 2009; Director, Citibank, N.A. since 2009; former Trustee, BofA Funds Series Trust (11 funds), 2008-2011

*	Dr. Santomero is not an affiliated person of the Investment Manager or Ameriprise Financial. However, he is currently deemed by the Funds to be an “interested person” (as defined in the 1940 Act) of the Funds because he serves as a Director of Citigroup Inc. and Citibank, N.A., companies that may directly or through subsidiaries and affiliates engage from time-to-time in brokerage execution, principal transactions and lending relationships with the Funds or accounts advised/managed by the Investment Manager.

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TRUSTEES AND OFFICERS (continued)

Interested Trustee Affiliated with Investment Manager*
Name, Address, Year of Birth	Position Held With the Trusts and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
William F. Truscott c/o Columbia Management Investment Advisers, LLC, 225 Franklin St. Boston, MA 02110 1960	Trustee since 11/01 for RiverSource Funds and since 6/11 for Nations Funds; Senior Vice President since 2002 for RiverSource Funds and since 5/10 for Nations Funds	Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010-September 2012); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006-August 2012.	185	Trustee to other Columbia Funds since 2001; Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010; Director, Columbia Management Investment Distributors, Inc. since May 2010; Former Director, Ameriprise Certificate Company, 2006-January 2013

*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.

The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611 or contacting your financial intermediary.

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PORTFOLIO NAVIGATOR FUNDS

TRUSTEES AND OFFICERS (continued)

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Truscott, who is Senior Vice President, the Fund’s other officers are:

Fund Officers
Name, Address and Year of Birth	Position and Year First Appointed to Position for any Fund in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) During Past Five Years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously, Vice President and Chief Counsel January 2010-December 2014); officer of Columbia Funds and affiliated funds since 2007.
Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Treasurer (2011), Chief Financial Officer (2009) and Chief Accounting Officer (2015)	Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; senior officer of Columbia Funds and affiliated funds since 2002.
Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Senior Vice President (2011), Chief Legal Officer (2015) and Assistant Secretary (2008)	Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since January 2017 (previously Vice President and Lead Chief Counsel, November 2008-January 2017 and January 2013-January 2017, respectively, and Chief Counsel, January 2010-January 2013); Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since May 2010.
Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010.
Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)	Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Executive Vice President and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since July 2013 (previously Director and Global Chief Investment Officer, 2010-2013).
Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010.
Amy Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Vice President (2006)	Managing Director and Global Head of Operations, Columbia Management Investment Advisers, LLC since April 2016 (previously Managing Director and Chief Operating Officer, 2010-2016).
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Vice President and Secretary (2015)	Vice President and Group Counsel, Ameriprise Financial, Inc. since August 2011; officer of Columbia Funds and affiliated funds since 2005.

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PORTFOLIO NAVIGATOR FUNDS

IMPORTANT INFORMATION ABOUT THIS REPORT

The policy of the Board is to vote the proxies of the companies in which each fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how each fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting investor.columbiathreadneedleus.com, or searching the website of the SEC at sec.gov.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund’s Form N-Q is available on the SEC’s website at sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. Each fund’s complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.

Annual Report 2016	89

Portfolio Navigator Funds

P.O. Box 8081

Boston, MA 02266-8081

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For fund and other investment product prospectuses, which contains this and other important information, contact your financial advisor or insurance representative. Please read the prospectus carefully before you invest. Each Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved. Columbia Management Investment Distributors, Inc., 225 Franklin Street, Boston, MA 02110-2804

© 2017 Columbia Management Investment Advisers, LLC.

S-6534 AN (2/17)

ANNUAL REPORT

December 31, 2016

COLUMBIA VARIABLE PORTFOLIO FUNDS

References to “Fund” throughout this annual report refer to the following individual funds, singularly or collectively as the context requires:

Columbia Variable Portfolio – Global Bond Fund

Columbia Variable Portfolio – Intermediate Bond Fund

Variable Portfolio – BlackRock Global Inflation-Protected Securities Fund

Variable Portfolio – MFS® Blended Research® Core Equity Fund

Variable Portfolio – Partners Small Cap Value Fund

Variable Portfolio – Victory Sycamore Established Value Fund

Please remember that you may not buy (nor will you own) shares of a Fund directly. Each Fund is available through variable annuity contracts or variable life insurance policies (collectively, Contracts) offered by the separate accounts of participating insurance companies as well as qualified pension and retirement plans (Qualified Plans). Please contact your financial advisor or insurance representative for more information.

This annual report may contain information on a Fund not available under your Contract or Qualified Plan. Please refer to your Contract prospectus or Qualified Plan disclosure document for information regarding the investment options available to you.

COLUMBIA VARIABLE PORTFOLIO FUNDS

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.

Annual Report 2016

COLUMBIA VARIABLE PORTFOLIO FUNDS

PERFORMANCE OVERVIEW

Columbia Variable Portfolio – Global Bond Fund

Performance Summary

∎	Columbia Variable Portfolio — Global Bond Fund (the Fund) Class 3 shares returned -1.23% for the 12-month period that ended December 31, 2016.

∎	The Fund underperformed its benchmark, the Bloomberg Barclays Global Aggregate Index, which returned 2.09% for the same time period.

∎

Currency decisions detracted from the Fund’s relative results during the annual period, while sector allocation and issue selection overall contributed positively, albeit modestly. Interest rate positioning had mixed results.

Average Annual Total Returns (%) (for period ended December 31, 2016)
	Inception	1 Year	5 Years	10 Years
Class 1*	05/03/10	-1.00	-1.60	2.12
Class 2*	05/03/10	-1.35	-1.83	1.91
Class 3	05/01/96	-1.23	-1.72	2.03
Bloomberg Barclays Global Aggregate Index		2.09	0.21	3.29

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your financial advisor or insurance representative.

Performance results reflect any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.

*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit investor.columbiathreadneedleus.com/investment-products/variable-products/appended-performance for more information.

The Bloomberg Barclays Global Aggregate Index is a broad-based benchmark that measures the global investment grade fixed-rate debt markets.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.

2	Annual Report 2016

COLUMBIA VARIABLE PORTFOLIO FUNDS

PERFORMANCE OVERVIEW (continued)

Columbia Variable Portfolio – Global Bond Fund

Performance of a Hypothetical $10,000 Investment (January 1, 2007 — December 31, 2016)

The chart above shows the change in value of a hypothetical $10,000 investment in Class 3 shares of Columbia Variable Portfolio — Global Bond Fund during the stated time period, and does not reflect the deduction of taxes, if any, that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The returns also do not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan, if any.

Annual Report 2016	3

COLUMBIA VARIABLE PORTFOLIO FUNDS

MANAGER DISCUSSION OF FUND PERFORMANCE

Columbia Variable Portfolio – Global Bond Fund

Portfolio Management

Matthew Cobon

Jim Cielinski

Gene Tannuzzo, CFA

Quality Breakdown (%) (at December 31, 2016)
AAA rating	17.8
AA rating	7.2
A rating	7.8
BBB rating	44.4
BB rating	9.2
B rating	8.2
CCC rating	1.7
Not rated	3.7
Total	100.0

Percentages indicated are based upon total fixed income investments (excluding Money Market Funds).

Bond ratings apply to the underlying holdings of the Fund and not the Fund itself and are divided into categories ranging from highest to lowest credit quality, determined by using the middle rating of Moody’s, S&P and Fitch, after dropping the highest and lowest available ratings. When ratings are available from only two rating agencies, the lower rating is used. When a rating is available from only one rating agency, that rating is used. When a bond is not rated by any rating agency, it is designated as “Not rated.” Credit quality ratings assigned by a rating agency are subjective opinions, not statements of fact, and are subject to change, including daily. The ratings assigned by credit rating agencies are but one of the considerations that the Investment Manager and/or Fund’s subadviser incorporates into its credit analysis process, along with such other country-specific factors as the direction and stance of fiscal policy, balance of payment trends and commodity prices, the level and structure of public debt as well as political stability and commitment to strong macroeconomic policies.

For the 12-month period that ended December 31, 2016, the Fund’s Class 3 shares returned -1.23%. The Fund underperformed its benchmark, the Bloomberg Barclays Global Aggregate Index, which returned 2.09% for the same time period. Currency decisions detracted from the Fund’s relative results during the annual period, while sector allocation and issue selection overall contributed positively, albeit modestly. Interest rate positioning had mixed results.

Global Bond Markets Posted Solid Gains Despite Volatility

During the annual period ended December 31, 2016, global bond markets posted solid gains overall, following lackluster performance for most of the prior calendar year. As was the case at the end of 2015, commodity prices continued to decline to start 2016, with crude oil hitting a low of $26.21 per barrel in mid-February 2016. This weighed on commodities specifically but also on global trade more broadly. For the first half of 2016, Gross Domestic Product (GDP) growth averaged an anemic 1.1% in the U.S. before rebounding to 3.5% in the third calendar quarter. Generally speaking, central banks responded in an accommodative way. The Bank of Japan reduced its interest rates into negative territory; the European Central Bank expanded its asset purchases to include corporate bonds; and the Bank of England reduced its interest rates and expanded asset purchases following the Brexit vote, or the U.K. referendum on membership in the European Union. The U.S. Federal Reserve (the Fed) indicated it would likely be less aggressive in its rate hiking cycle than previously stated. As the year progressed, the backdrop of low but positive economic growth, low inflation and accommodative monetary policy turned out to be rather friendly to the bond markets. The tune changed, however, in the last quarter of the year, as economic growth stabilized, and the election of a U.S. president who is seen as business-friendly helped instill market confidence and pushed yields higher.

Overall, the most credit-sensitive sectors of the market performed best in 2016, led by CCC-rated corporate bonds, as measured by the Bank of America Merrill Lynch U.S. High Yield Cash Pay Constrained CCC Index, which gained 37.46% for the annual period. The U.S. Treasury yield curve flattened, as short-term rates rose more than longer term yields did.

Currency Weakness Weighed Most on Fund Returns

The Fund experienced currency headwinds, primarily during the first half of 2016, due to a weakening U.S. dollar. The Fund’s short positions in the New Zealand dollar and Canadian dollar were the biggest detractors from its performance relative to the benchmark during the annual period. The Fund’s shorter U.S. duration position relative to that of the benchmark was also a drag on performance.

Sector Allocation Overall Contributed Positively to Relative Results

The Fund’s allocation to U.S. spread, or non-Treasury, sectors contributed positively to its relative performance, as most spread sectors outperformed U.S. Treasuries during the annual period. For example, the Fund’s relative results benefited from exposure to U.S. high-yield corporate bonds,

4	Annual Report 2016

COLUMBIA VARIABLE PORTFOLIO FUNDS

MANAGER DISCUSSION OF FUND PERFORMANCE (continued)

Columbia Variable Portfolio – Global Bond Fund

especially in the first half of the annual period. Also, we added exposure to U.S. dollar-denominated emerging market bonds early in the annual period, enabling the Fund to capture a significant portion of the sector’s rally in 2016. Credit selection overall also proved effective, especially amongst U.S. high-yield corporate bonds. Finally, the Fund’s longer U.K. duration position relative to that of the benchmark proved prudent, benefiting the Fund’s performance in early 2016 and heading into and coming out of the June 2016 Brexit vote.

Portfolio Changes

We made a number of changes to portfolio positioning reflecting our expectations for policy changes and market returns. Perhaps the most significant change to the Fund during the annual period was its exposure to credit risk — particularly to U.S. investment-grade corporate bonds. The Fund began the annual period with approximately 56% of its total net assets in U.S. investment-grade corporate bonds and ended the annual period with approximately 21% of its total net assets in the sector. Although technical, or supply/demand, factors in international markets remained attractive, in our view, late credit cycle activity, such as increased leverage, increased our concern about fundamentals in the sectors. Also, valuations shifted such that, in our view, they no longer compensated the Fund for taking on a high level of corporate credit risk. Emerging market rates, on the other hand, looked more attractive to us. Thus, we added Fund exposure to Russian and Brazilian rates, or lengthened duration positions in these two countries, as we expect them to cut interest rates significantly over the next 12 months or so. Overall, the Fund’s portfolio turnover rate for the 12-month period was 162%. A significant portion of the turnover was the result of opportunistic changes our managers made at the margin in response to valuations or market developments.

Derivatives Usage

The Fund utilized currency forwards, options, swaps and interest rate futures as a cost-effective way of implementing strategy shifts. We used these derivatives for a variety of purposes — to hedge unwanted risk exposures, to help manage the duration and yield curve positioning of the Fund and for investment purposes, i.e. to express market views in an effort to generate positive total return. On a stand-alone basis, the use of these derivatives had a net negative impact on Fund performance.

Market Exposure Through Derivatives Investments (% of notional exposure) (at December 31, 2016)(a)
	Long	Short	Net
Fixed Income Derivative Contracts	97.2	(7.3)	89.9
Foreign Currency Derivative Contracts	144.1	(134.0)	10.1
Total Notional Market Value of Derivative Contracts	241.3	(141.3)	100.0

(a)	The Fund has market exposure (long and/or short) to fixed income and foreign currency through its investments in derivatives. The notional exposure of a financial instrument is the nominal or face amount that is used to calculate payments made on that instrument and/or changes in value for the instrument. The notional exposure is a hypothetical underlying quantity upon which payment obligations are computed. Notional exposures provide a gauge for how the Fund may behave given changes in individual markets. For a description of the Fund’s investments in derivatives, see Investments in Derivatives following the Portfolio of Investments, and Note 2 to the Notes to Financial Statements.

Annual Report 2016	5

COLUMBIA VARIABLE PORTFOLIO FUNDS

MANAGER DISCUSSION OF FUND PERFORMANCE (continued)

Columbia Variable Portfolio – Global Bond Fund

Country Breakdown (%) (at December 31, 2016)
Argentina	0.9
Australia	1.4
Brazil	0.4
Canada	1.3
Colombia	1.4
Croatia	0.1
Dominican Republic	0.8
El Salvador	0.2
France	0.1
Georgia	0.6
Germany	5.3
Guatemala	0.5
Hungary	1.5
Indonesia	1.4
Ireland	0.2
Italy	0.5
Japan	0.4
Kazakhstan	0.1
Luxembourg	0.1
Mexico	2.2
Netherlands	0.8
Panama	0.2
Philippines	0.2
Romania	0.2
Russian Federation	15.5
Serbia	0.2
South Korea	0.9
Spain	1.7
Trinidad and Tobago	0.6
Ukraine	0.2
United Kingdom	5.5
United States(a)	54.4
Virgin Islands	0.0	(b)
Zambia	0.2
Total	100.0

Country Breakdown is based primarily on issuer’s place of organization/incorporation. Percentages indicated are based upon total investments. The Fund’s portfolio composition is subject to change.

The Fund may use place of organization/incorporation or other criteria in determining whether an issuer is domestic (U.S.) or foreign for purposes of its investment policies. At December 31, 2016, the Fund invested at least 40% of its net assets in foreign companies in accordance with its principal investment strategy.

(a)	Includes investments in Money Market Funds.

(b)	Rounds to zero.

6	Annual Report 2016

COLUMBIA VARIABLE PORTFOLIO FUNDS

PERFORMANCE OVERVIEW

Columbia Variable Portfolio – Intermediate Bond Fund

Performance Summary

∎	Columbia Variable Portfolio — Intermediate Bond Fund (the Fund) Class 3 shares returned 4.54% for the 12-month period that ended December 31, 2016.

∎	The Fund outperformed its benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index, which returned 2.65% during the same time period.

∎

The Fund’s overweight exposure to investment-grade corporate bonds and corresponding underweight to U.S. Treasuries added to performance relative to the benchmark, as credit spreads narrowed for the 12-month period.

Average Annual Total Returns (%) (for period ended December 31, 2016)
	Inception	1 Year	5 Years	10 Years
Class 1*	05/03/10	4.68	3.11	4.29
Class 2*	05/03/10	4.43	2.86	4.07
Class 3	10/13/81	4.54	2.98	4.20
Bloomberg Barclays U.S. Aggregate Bond Index		2.65	2.23	4.34

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your financial advisor or insurance representative.

Performance results reflect any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.

*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit investor.columbiathreadneedleus.com/investment-products/variable-products/appended-performance for more information.

The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage passthroughs), asset-backed securities, and commercial mortgage-backed securities.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.

Annual Report 2016	7

COLUMBIA VARIABLE PORTFOLIO FUNDS

PERFORMANCE OVERVIEW (continued)

Columbia Variable Portfolio – Intermediate Bond Fund

Performance of a Hypothetical $10,000 Investment (January 1, 2007 — December 31, 2016)

The chart above shows the change in value of a hypothetical $10,000 investment in Class 3 shares of Columbia Variable Portfolio — Intermediate Bond Fund during the stated time period, and does not reflect the deduction of taxes, if any, that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The returns also do not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan, if any.

8	Annual Report 2016

COLUMBIA VARIABLE PORTFOLIO FUNDS

MANAGER DISCUSSION OF FUND PERFORMANCE

Columbia Variable Portfolio – Intermediate Bond Fund

Columbia Variable Portfolio — Intermediate Bond Fund (the Fund) Class 3 shares returned 4.54% for the 12-month period that ended December 31, 2016. The Fund outperformed its benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index, which returned 2.65% during the same time period. The Fund’s overweight exposure to investment-grade corporate bonds and corresponding underweight to U.S. Treasuries added to performance relative to the benchmark, as credit spreads narrowed for the 12-month period.

Interest Rates Moved Higher on U.S. Election Results

On the heels of the Federal Reserve’s (the Fed’s) initial 25 basis point rate hike in December of 2015, markets were prepared entering 2016 for a series of additional, modest rate increases to be enacted at upcoming Fed meetings. However, these expectations were upturned at the outset of 2016 on a flaring up of concerns around slowing growth in China. Risk aversion was further heightened on renewed weakness in energy prices. Credit spreads widened and U.S. Treasury yields consistently trended lower well into February.

Beginning around mid-February, credit-sensitive assets would embark on a period of outperformance, supported by a more subdued outlook for Fed rate hikes and stepped-up efforts by central banks overseas to stimulate growth. A rebound in oil prices off their January lows also helped bolster sentiment.

In late June, markets were caught off guard by the results of a U.K. referendum which resulted in a vote to leave the European Union. The uncertainty around the fallout from a possible “Brexit” led to an investor flight to safety and pushed U.S. Treasury yields down to historically low levels. While wavering in the days following the Brexit vote, credit-sensitive areas of the market quickly stabilized against a backdrop of supportive central banks and continued strengthening for oil and other commodities.

Returns for the broad U.S. fixed-income market would turn negative in the wake of the November 8th U.S. elections. After declining for most of 2016, Treasury yields spiked to finish the full year modestly higher, as investors appeared to anticipate a pick-up in growth and inflation with the Republicans in control of the White House and both houses of Congress. Economically sensitive segments of the bond market held up better post-election than their more interest rate-sensitive, higher quality counterparts, as credit spreads tightened.

Fund Performance Aided by Security Selection and Credit Exposure

In addition to a strong focus on individual security selection, the Fund actively manages its exposures to various segments of the U.S. fixed-income market, including U.S. Treasury and government agency issues, corporate bonds, and structured assets such as residential mortgage-backed securities (MBS), commercial mortgage-backed securities (CMBS) and asset-backed securities (ABS).

The Fund’s overweight exposure to investment-grade corporate bonds and corresponding underweight to U.S. Treasuries added to performance relative to the benchmark, as credit spreads narrowed for the 12-month period. In addition, selection within both investment-grade and high-yield corporate

Portfolio Management

Carl Pappo, CFA

Brian Lavin, CFA

Jason Callan

Portfolio Breakdown (%) (at December 31, 2016)
Asset-Backed Securities — Agency	1.7
Asset-Backed Securities — Non-Agency	12.9
Commercial Mortgage-Backed Securities — Non-Agency	3.6
Corporate Bonds & Notes	35.6
Foreign Government Obligations	1.0
Money Market Funds	0.4
Municipal Bonds	0.7
Options Purchased Puts	0.1
Preferred Debt	0.4
Residential Mortgage-Backed Securities — Agency	22.0
Residential Mortgage-Backed Securities — Non-Agency	3.9
Senior Loans	0.1
U.S. Government & Agency Obligations	0.8
U.S. Treasury Obligations	16.8
Total	100.0

Percentages indicated are based upon total investments. The Fund’s portfolio composition is subject to change.

Bond ratings apply to the underlying holdings of the Fund and not the Fund itself and are divided into categories ranging from highest to lowest credit quality, determined by using the middle rating of Moody’s, S&P and Fitch, after dropping the highest and lowest available ratings. When ratings are available from only two rating agencies, the lower rating is used. When a rating is available from only one rating agency, that rating is used. When a bond is not rated by any rating agency, it is designated as “Not rated.” Credit quality ratings assigned by a rating agency are subjective opinions, not statements of fact, and are subject to change, including daily. The ratings assigned by credit rating agencies are but one of the considerations that the Investment Manager and/or Fund’s subadviser incorporates into its credit analysis process, along with such other issuer-specific factors as cash flows, capital structure and leverage ratios, ability to de-leverage (repay) through free cash flow, quality of management, market positioning and access to capital, as well as such security-specific factors as the terms of the security (e.g., interest rate and time to maturity) and the amount and type of any collateral.

Annual Report 2016	9

COLUMBIA VARIABLE PORTFOLIO FUNDS

MANAGER DISCUSSION OF FUND PERFORMANCE (continued)

Columbia Variable Portfolio – Intermediate Bond Fund

Quality Breakdown (%) (at December 31, 2016)
AAA rating	56.3
AA rating	1.6
A rating	7.0
BBB rating	22.7
BB rating	5.0
B rating	3.3
CCC rating	0.8
CC rating	0.1
Not rated	3.2
Total	100.0

Percentages indicated are based upon total fixed income investments (excluding Money Market Funds).

Market Exposure Through Derivatives Investments (% of notional exposure) (at December 31, 2016)(a)
Net
Fixed Income Derivative Contracts	(100.0)
Total Notional Market Value of Derivative Contracts	(100.0)

(a)	The Fund has market exposure (long and/or short) to fixed income through its investments in derivatives. The notional exposure of a financial instrument is the nominal or face amount that is used to calculate payments made on that instrument and/or changes in value for the instrument. The notional exposure is a hypothetical underlying quantity upon which payment obligations are computed. Notional exposures provide a gauge for how the Fund may behave given changes in individual markets. For a description of the Fund’s investments in derivatives, see Investments in Derivatives following the Portfolio of Investments, and Note 2 to the financial statements.

bonds contributed positively to results for the period. In particular, the Fund moved to an overweight in energy-related issues as the sector cheapened in early 2016, and was well-positioned as the price of oil subsequently rebounded. Within investment-grade credit, we have favored financials on the basis of the strengthened capital and liquidity requirements imposed on the sector in the wake of most recent financial crisis. Performance within financials benefited from an out-of-benchmark allocation to preferred equities viewed as “hybrid” instruments with features of both bonds and stocks. Finally, an underweight to MBS versus other segments that trade at a yield spread over U.S. Treasuries added to performance.

The Fund’s stance with respect to overall portfolio duration and corresponding interest rate sensitivity was essentially a neutral factor in results for the period. Positioning along the yield curve acted as a modest constraint on results, as the Fund was positioned for the curve to flatten as rates spiked and the curve steepened post-election.

Derivative Positions

The Fund used Treasury futures contracts during the annual period to manage duration as well as affect curve positioning with a steepening bias. Also, credit derivative indices were used to manage overall credit risk, with a bias towards reducing risk and offsetting long cash positioning. On a stand-alone basis, the use of these derivatives had a negative impact on Fund performance during the period.

At Period’s End

At the end of the reporting period, the Fund maintained an overweight stance with respect to credit exposure, along with a corresponding underweight to U.S. Treasuries versus the benchmark. Within corporate credit, we viewed the banking segment as displaying the best fundamentals, and accordingly were overweight there. The Fund’s allocation to below-investment grade, high-yield corporates has been reduced in comparison to the levels carried for much of 2016. Within structured assets, we trimmed the Fund’s exposure to higher quality CMBS on valuation concerns. The Fund ended 2016 with a below-benchmark duration stance and positioned for the yield curve to flatten via more significant rate increases on shorter maturities.

10	Annual Report 2016

COLUMBIA VARIABLE PORTFOLIO FUNDS

PERFORMANCE OVERVIEW

Variable Portfolio – BlackRock Global Inflation-Protected Securities Fund

Performance Summary

∎	Variable Portfolio — BlackRock Global Inflation-Protected Securities Fund (the Fund) Class 3 shares returned 8.50% for the 12-month period that ended December 31, 2016.

∎	The Fund underperformed its benchmark, the Bloomberg Barclays World Government Inflation-Linked Bond Index USD Hedged, which returned 10.22% for the same time period.

∎

While the Fund posted solid absolute gains, its relative results can be attributed primarily to active currency positioning and aggregate European positioning, which more than offset the positive contributions of long New Zealand real rate positioning.

Average Annual Total Returns (%) (for period ended December 31, 2016)
	Inception	1 Year	5 Years	10 Years
Class 1*	05/03/10	8.68	3.12	4.45
Class 2*	05/03/10	8.42	2.88	4.25
Class 3	09/13/04	8.50	2.99	4.36
Bloomberg Barclays World Government Inflation-Linked Bond Index USD Hedged		10.22	3.47	5.06

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your financial advisor or insurance representative.

Performance results reflect any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.

*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit investor.columbiathreadneedleus.com/investment-products/variable-products/appended-performance for more information.

The Fund’s performance prior to October 2012 reflects returns achieved by the Investment Manager according to different principal investment strategies. If the Fund’s current subadviser and strategies had been in place for the prior periods, results shown may have been different.

The Bloomberg Barclays World Government Inflation-Linked Bond Index (fully hedged to the U.S. dollar) is an unmanaged index that measures the performance of the major government inflation-linked bond markets, including the United States, the United Kingdom, Australia, Canada, Sweden, France, Italy, Japan, Germany and Greece. The index reflects reinvestment of all distributions and changes in market prices.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.

Annual Report 2016	11

COLUMBIA VARIABLE PORTFOLIO FUNDS

PERFORMANCE OVERVIEW (continued)

Variable Portfolio – BlackRock Global Inflation-Protected Securities Fund

Performance of a Hypothetical $10,000 Investment (January 1, 2007 — December 31, 2016)

The chart above shows the change in value of a hypothetical $10,000 investment in Class 3 shares of Variable Portfolio — BlackRock Global Inflation-Protected Securities Fund during the stated time period, and does not reflect the deduction of taxes, if any, that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The returns also do not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan, if any.

12	Annual Report 2016

COLUMBIA VARIABLE PORTFOLIO FUNDS

MANAGER DISCUSSION OF FUND PERFORMANCE

Variable Portfolio – BlackRock Global Inflation-Protected Securities Fund

For the 12-month period that ended December 31, 2016, the Fund’s Class 3 shares returned 8.50%. The Fund underperformed its benchmark, the Bloomberg Barclays World Government Inflation-Linked Bond Index USD Hedged, which returned 10.22% for the same time period. While the Fund posted solid absolute gains, its relative results can be attributed primarily to active currency positioning and aggregate European positioning, which more than offset the positive contributions of long New Zealand real rate positioning.

Global Inflation-Linked Bonds Gained Ground

In 2016, the Bloomberg Barclays U.S. Treasury Inflation-Protected Securities (TIPS) Index and the Bloomberg Barclays World Government Inflation-Linked Bond Index USD Hedged posted returns of 4.68% and 10.22%, respectively. U.S. inflation breakeven rates ended the year wider by more than 25%, with 10-year U.S. breakeven rates closing the year at 1.97%. This marked a sharp rebound from the energy-induced sell-off at the start of the year, when breakeven rates reached a low of 1.20% in February 2016. (Breakeven rates are the difference in yield between inflation-protected and nominal, or non-inflation-protected, debt of the same maturity. If the breakeven rate is negative, it suggests the markets are betting the economy may face deflation in the near future. If the breakeven rate is positive, it suggests the markets are betting the economy may face inflation in the near future.)

The reflationary narrative began in the middle of 2016, with rather consistent core Consumer Price Index (CPI) readings between the 2.2% and 2.3% year-over-year level. Further, there was a diffusion of strength within the CPI components, such as apparel, shelter and medical care. Immediately following the results of the November 2016 U.S. elections, markets generally perceived Trump’s political agenda as supportive of the reflationary narrative. Nominal U.S. Treasury rates, which had already risen over the annual period, in some respects reflecting anticipated tighter monetary policy moving forward, sold off to near-term highs following the U.S. elections, with the 10-year U.S. Treasury yield ending the calendar year at 2.44%. The main focus points from an inflation lens were the potential effects and roll-out of the incoming administration’s fiscal agenda, health care legislation plans and proposed personal and corporate tax cuts. The Federal Reserve (the Fed) raised the targeted federal funds rate 0.25% at its December 2016 meeting. The median forecast for the federal funds rate showed a slightly faster pace of hiking in 2017, by three times against two contained in the September 2016 projections.

Globally, the June 23, 2016 U.K. referendum resulted in a vote for the U.K. to leave the European Union, popularly known as Brexit. In reaction, the British sterling pound depreciated more than 7%, to multi-decade lows against the U.S. dollar. Following the initial Brexit shock, U.K. breakeven rates plunged 16 to 20 basis points across the yield curve, but retraced to close the year higher. (A basis point is 1/100th of a percentage point.) Yields on German bunds rallied into negative territory for the first time ever on June 14, 2016 before ending the year in positive territory. The Bank of Japan left its policy rate unchanged at -0.10%, and it introduced qualitative quantitative easing with “yield curve control.” The Bank of Japan scrapped the average maturity targeting for Japanese government bonds and stated it would buy Japanese government bonds so “10 year yields remain around the current level.”

Portfolio Management

BlackRock Financial Management, Inc.

Martin Hegarty

Gargi Pal Chaudhuri

Quality Breakdown (%) (at December 31, 2016)
AAA rating	54.0
AA rating	28.5
A rating	9.0
BBB rating	8.2
BB rating	0.3
CCC rating	0.0	(a)
Total	100.0

Percentages indicated are based upon total fixed income investments (excluding Money Market Funds).

(a)	Rounds to zero.

Bond ratings apply to the underlying holdings of the Fund and not the Fund itself and are divided into categories ranging from highest to lowest credit quality, determined by using the middle rating of Moody’s, S&P and Fitch, after dropping the highest and lowest available ratings. When ratings are available from only two rating agencies, the lower rating is used. When a rating is available from only one rating agency, that rating is used. When a bond is not rated by any rating agency, it is designated as “Not rated.” Credit quality ratings assigned by a rating agency are subjective opinions, not statements of fact, and are subject to change, including daily. The ratings assigned by credit rating agencies are but one of the considerations that the Investment Manager and/or Fund’s subadviser incorporates into its credit analysis process, along with such other issuer-specific factors as cash flows, capital structure and leverage ratios, ability to de-leverage (repay) through free cash flow, quality of management, market positioning and access to capital, as well as such security-specific factors as the terms of the security (e.g., interest rate and time to maturity) and the amount and type of any collateral.

Annual Report 2016	13

COLUMBIA VARIABLE PORTFOLIO FUNDS

MANAGER DISCUSSION OF FUND PERFORMANCE (continued)

Variable Portfolio – BlackRock Global Inflation-Protected Securities Fund

Market Exposure Through Derivatives Investments (% of notional exposure) (at April 30, 2016)(a)
	Long	Short	Net
Fixed Income Derivative Contracts	6.6	(5.6)	1.0
Foreign Currency Derivative Contracts	247.4	(148.4)	99.0
Total Notional Market Value of Derivative Contracts	254.0	(154.0)	100.0

(a)	The Fund has market exposure (long and/or short) to fixed income and foreign currency through its investments in derivatives. The notional exposure of a financial instrument is the nominal or face amount that is used to calculate payments made on that instrument and/or changes in value for the instrument. The notional exposure is a hypothetical underlying quantity upon which payment obligations are computed. Notional exposures provide a gauge for how the Fund may behave given changes in individual markets. For a description of the Fund’s investments in derivatives, see Investments in Derivatives following the Portfolio of Investments, and Note 2 to the Notes to Financial Statements.

Country Breakdown (%) (at December 31, 2016)
Australia	1.3
Brazil	0.3
Canada	2.1
Denmark	0.2
France	6.0
Germany	1.5
Greece	0.0	(a)
Italy	5.9
Japan	8.8
New Zealand	1.3
Spain	2.1
Sweden	0.9
United Kingdom	20.7
United States(b)	48.9
Total	100.0

Country Breakdown is based primarily on issuer’s place of organization/incorporation. Percentages indicated are based upon total investments. The Fund’s portfolio composition is subject to change.

The Fund may use place of organization/incorporation or other criteria in determining whether an issuer is domestic (U.S.) or foreign for purposes of its investment policies. At December 31, 2016, the Fund invested at least 40% of its net assets in foreign companies in accordance with its principal investment strategy.

(a)	Rounds to zero.

(b)	Includes investments in Money Market Funds.

Active Currency Positioning Detracted From Fund Performance

Active currency positioning as a whole modestly detracted from performance during the annual period, although select currency positions benefited relative results. Specifically, the Fund’s short in the British pound versus the U.S. dollar, Japanese yen and Australian dollar position contributed positively, as the British pound remained under pressure relative to so-called safe haven currencies like the Japanese yen, especially over the summer when the British pound depreciated rapidly in the wake of the Brexit decision. Aggregate European positioning also detracted from the Fund’s performance during the annual period. In the U.K., short real rate and breakeven positioning detracted. Japanese breakeven positioning also dampened the Fund’s relative results. Japanese breakevens narrowed meaningfully during the first half of the year, detracting from Fund performance due to its long positioning, more than offsetting the benefit of such long positioning during the second half of the year.

Long U.S. breakeven positioning produced mixed results. It detracted from the start of 2016 through mid-February, when U.S. inflation expectations plummeted in part due to a further collapse in energy prices and a general risk-averse sentiment among investors. There was then a retracement higher in breakevens in March, and thus such Fund positioning contributed marginally to performance. Long U.S. breakeven positioning then detracted again, as inflation expectations narrowed in the latter portion of the second calendar quarter. During the second half of the year, long U.S. breakeven positioning benefited the Fund’s performance, especially in the wake of the U.S. elections when inflation breakevens widened substantially.

Long New Zealand real rate positioning benefited the Fund’s performance for the annual period. Yield curve positioning also benefited the Fund’s performance during the annual period. We traded both the nominal and real yield curves opportunistically during 2016, but this yield curve positioning was secondary in size of risk relative to breakeven positioning during the annual period. The Fund’s duration positioning had a rather neutral effect on the Fund’s results during the annual period, as the Fund was biased to have a short to neutral duration relative to that of the benchmark. Duration is a measure of the Fund’s sensitivity to changes in interest rates.

Shifting Market Conditions Drove Fund Portfolio Changes

In early 2016, the Fund generally held a long bias for inflation in the U.S. and in the euro area. This bias detracted from Fund performance, as inflation expectations declined alongside the general risk-off market tone and decreasing energy prices. However, inflation expectations rose meaningfully into year-end 2016, especially since the U.S. Presidential election, and the Fund remained long U.S. breakevens in the long-term end and in the belly, or intermediate segment, of the yield curve. The Fund was short German nominal rates due to the change in the European Central Bank’s ability to purchase below its deposit rate, allowing the long-term end of the nominal curve in Germany to rise. Long Japanese breakevens remained a view implemented in the Fund, as breakeven levels remained attractive, in our opinion.

14	Annual Report 2016

COLUMBIA VARIABLE PORTFOLIO FUNDS

MANAGER DISCUSSION OF FUND PERFORMANCE (continued)

Variable Portfolio – BlackRock Global Inflation-Protected Securities Fund

At the end of the annual period, the Fund was generally long in inflation expectations in the U.S., Italy and Japan. Ancillary positions included, but were not limited to, long New Zealand real rate positioning and short Germany nominal positioning. As a percentage of net asset value, the Fund was overweight the U.S., Canada, France, Spain and New Zealand relative to the benchmark at the end of the annual period. The Fund was underweight in Germany, the U.K. and Japan and was rather neutrally weighted to the benchmark in Australia, Italy, Denmark and Sweden on December 31, 2016. The Fund had a shorter duration overall than the benchmark at the end of the annual period.

Derivative Positions in the Fund

During the annual period, we used currency forwards and options to shift foreign currency exposure back to U.S. dollars and to express active views on currency pairs. We used interest rate and inflation swaps to attain desired breakeven inflation exposure and to express and hedge views on nominal interest rate curves. We used interest rate futures and options to manage the duration and yield curve exposure of the Fund relative to that of the benchmark index, to manage exposure to movements in interest rates and isolate perceived mispricing across the nominal curve and to express active views on non-U.S. dollar valuations and form breakeven positions. On a stand-alone basis, the Fund’s use of derivatives contributed to performance. For the annual period, however, the Fund’s aggregate currency positioning strategy detracted as did its overall U.S. duration positioning. The Fund’s overall yield curve posture benefited its relative performance during the annual period.

Annual Report 2016	15

COLUMBIA VARIABLE PORTFOLIO FUNDS

PERFORMANCE OVERVIEW

Variable Portfolio – MFS® Blended Research® Core Equity Fund

Performance Summary

∎	Variable Portfolio — MFS® Blended Research® Core Equity Fund (the Fund) Class 3 shares returned 9.69% for the 12-month period that ended December 31, 2016.

∎	The Fund underperformed its benchmark, the S&P 500 Index, which rose 11.96% over the same time period.

∎	The Fund’s underperformance of the benchmark can be attributed both to stock selection and sector allocation decisions.

Average Annual Total Returns (%) (for period ended December 31, 2016)
	Inception	1 Year	5 Years	10 Years
Class 1*	05/03/10	9.75	11.99	4.74
Class 2*	05/03/10	9.55	11.71	4.58
Class 3	05/01/06	9.69	11.84	4.66
S&P 500 Index		11.96	14.66	6.95

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your financial advisor or insurance representative.

Performance results reflect any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.

*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit investor.columbiathreadneedleus.com/investment-products/variable-products/appended-performance for more information.

The Fund’s performance prior to May 2016 reflects returns achieved by one or more different subadviser(s) that managed the Fund according to different principal investment strategies. If the Fund’s current subadviser and strategies had been in place for the prior periods, results shown may have been different.

The S&P 500 Index, an unmanaged index, measures the performance of 500 widely held, large-capitalization U.S. stocks and is frequently used as a general measure of market performance.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.

16	Annual Report 2016

COLUMBIA VARIABLE PORTFOLIO FUNDS

PERFORMANCE OVERVIEW (continued)

Variable Portfolio – MFS® Blended Research® Core Equity Fund

Performance of a Hypothetical $10,000 Investment (January 1, 2007 — December 31, 2016)

The chart above shows the change in value of a hypothetical $10,000 investment in Class 3 shares of Variable Portfolio — MFS® Blended Research® Core Equity Fund during the stated time period, and does not reflect the deduction of taxes, if any, that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The returns also do not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan, if any.

Annual Report 2016	17

COLUMBIA VARIABLE PORTFOLIO FUNDS

MANAGER DISCUSSION OF FUND PERFORMANCE

Variable Portfolio – MFS® Blended Research® Core Equity Fund

Portfolio Management

Massachusetts Financial Services Company

Matthew Krummell, CFA

James Fallon

Jonathan Sage, CFA

John Stocks, CFA

Top Ten Holdings (%) (at December 31, 2016)
Amazon.com, Inc.	2.9
Bank of America Corp.	2.7
Verizon Communications, Inc.	2.4
Apple, Inc.	2.4
Cisco Systems, Inc.	2.2
Merck & Co., Inc.	2.1
Procter & Gamble Co. (The)	2.1
Citigroup, Inc.	2.0
Celgene Corp.	1.8
Facebook, Inc., Class A	1.8

Percentages indicated are based upon total investments (excluding Money Market Funds).

For further detail about these holdings, please refer to the section entitled “Portfolio of Investments.”

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

Portfolio Breakdown (%) (at December 31, 2016)
Common Stocks	99.3
Money Market Funds	0.7
Total	100.0

Percentages indicated are based upon total investments. The Fund’s portfolio composition is subject to change.

Effective May 1, 2016, Sit Investment Associates, Inc. (Sit) was terminated as subadviser to the Fund and Massachusetts Financial Services Company (MFS) was named as the Fund’s new subadviser. In conjunction with this change, the Fund was renamed Variable Portfolio — MFS® Blended Research® Core Equity Fund.

At December 31, 2016, approximately 97% of the Fund’s shares were owned in the aggregate by affiliated funds-of-funds managed by Columbia Management Investment Advisers, LLC (the Investment Manager). As a result of asset allocation decisions by the Investment Manager, it is possible that the Fund may experience relatively large purchases or redemptions from affiliated funds-of-funds. The Investment Manager seeks to minimize the impact of these transactions by structuring them over a reasonable period of time. The Fund may experience increased expenses as it buys and sells securities as a result of purchases or redemptions by affiliated funds-of-funds.

For the 12-month period that ended December 31, 2016, the Fund’s Class 3 shares returned 9.69%. The Fund underperformed its benchmark, the S&P 500 Index, which rose 11.96% over the same time period. The Fund’s underperformance of the benchmark can be attributed both to stock selection and sector allocation decisions.

U.S. Equities Rallied Despite Heightened Volatility In 2016

The benchmark posted robust returns during the annual period, despite the U.S. equity market facing heightened volatility and a number of headwinds. After declining significantly from the beginning of 2016 through mid-February, the benchmark rallied strongly from its mid-February lows. The Federal Reserve’s (the Fed) decision to scale back intended interest rate increases drove the U.S. dollar lower and contributed to the rally in risk assets during the first half of the year. The rally off the mid-February lows was led by smaller, lower quality stocks.

The second half of 2016 was characterized by a rotation in the equity markets from more defensive sectors, like utilities, real estate and large-cap multi-nationals, to “riskier,” cyclical sectors. Subsequently, in the post-election environment since November 2016, beaten-down, lower quality sectors, such as banks and industrials — owing to higher debt levels and less certain cash flow generation abilities — took on market leadership roles. At the end of the annual period, the markets seemed to be in “wait and see” mode, looking for evidence to either confirm or refute the repricing of risk that occurred since election day.

Stock Selection and Sector Allocation Overall Hampered Results

Sit: During the annual period, we managed the Fund’s portfolio from January 1, 2016 through April 30, 2016. During our reporting period, the Fund outperformed the benchmark with positive contributions coming from both stock selection and sector allocation decisions.

Stock selection in health care, utilities and financials contributed most positively to relative results during our reporting period. Having overweights to the utilities and industrials sectors, which outpaced the benchmark during

18	Annual Report 2016

COLUMBIA VARIABLE PORTFOLIO FUNDS

MANAGER DISCUSSION OF FUND PERFORMANCE (continued)

Variable Portfolio – MFS® Blended Research® Core Equity Fund

our reporting period, and an underweight to information technology, which lagged the benchmark, further bolstered results. These positive contributors were only partially offset by stock selection in energy and materials sectors, which detracted from relative performance. Having an underweight to the energy sector, which outperformed the benchmark during our reporting period, and an overweight to the health care sector, which underperformed the benchmark during the period, also hurt.

Individual securities that contributed most to the Fund’s results included BCE and Verizon, each a telecommunications services company, and WEC Energy Group, a utility. All three benefited from investors pursuing higher yielding equities during the reporting period. Overall, the largest individual stock detractors on a relative basis were tax preparer H&R Block, pharmaceuticals company Teva Pharmaceuticals and refiner Marathon Petroleum. H&R Block underperformed based on concerns about tax preparation volumes and its own market share in the 2016 tax season. Teva Pharmaceuticals was weak due to a delayed acquisition and on concerns about generic drug pricing. Marathon Petroleum saw its share price decline due to weaker refining margins and weaker gasoline and diesel demand.

MFS: We assumed day-to-day management of the Fund’s portfolio on May 2, 2016. During our reporting period, the Fund underperformed the benchmark, driven by a combination of stock selection and sector positioning.

Security selection and having a modest underweight in retailing within the consumer discretionary sector was the top detractor from the Fund’s relative results during our reporting period. Within retailing, an overweight position in the food and drug stores industry and stock selection in the general merchandise industry hurt. Security selection within the technology and special products and services market segments dampened relative results as well. Partially offsetting these detractors was security selection within the financial services, leisure and transportation market segments, which contributed positively.

The largest individual stock detractors on a relative basis during our reporting period were overweight positions in drugstore CVS Health, branded clothing designer and manufacturer PVH and natural gas exploration and development company Rice Energy. Shares of CVS Health traded lower during our reporting period. While second and third quarter earnings were in line with analysts’ estimates, its shares came under pressure as softer than expected second quarter sales led the company to lower its full year 2016 and 2017 estimates. CVS Health indicated that the retail portion of its business was facing more significant headwinds than it expected from network losses heading into 2017, pressuring its results moving forward. The stock price of PVH, whose brands include Calvin Klein, Tommy Hilfiger and Heritage Brands, declined in early December 2016 after Trump’s statements about introducing tariffs on goods imported from China and Mexico and regarding a 35% tax on companies who move jobs overseas. The timing of the Fund’s overweight to Rice Energy detracted. We had added to the position earlier in the reporting period, but Rice Energy’s shares then traded lower in the fourth quarter as third quarter earnings per share and other measures missed consensus analyst estimates on lower production. Its management also updated its 2017 outlook to predict weaker natural gas prices.

Equity Sector Breakdown (%) (at December 31, 2016)
Consumer Discretionary	14.0
Consumer Staples	10.9
Energy	6.8
Financials	15.0
Health Care	13.2
Industrials	8.5
Information Technology	20.8
Materials	2.5
Real Estate	2.0
Telecommunication Services	2.7
Utilities	3.6
Total	100.0

Percentages indicated are based upon total equity investments. The Fund’s portfolio composition is subject to change.

Annual Report 2016	19

COLUMBIA VARIABLE PORTFOLIO FUNDS

MANAGER DISCUSSION OF FUND PERFORMANCE (continued)

Variable Portfolio – MFS® Blended Research® Core Equity Fund

Individual securities that contributed most to the Fund’s results included overweight positions in financial services firm Bank of America, insurance company Prudential Financial and banking and credit card company Discover Financial Services. Most financials companies performed particularly well during the fourth quarter following the U.S. election, as investors anticipated a more favorable environment with reduced regulation, tax reform and higher interest rates going forward. Additionally, specific to these companies, shares of Bank of America traded higher in the fourth quarter after the company posted strong third quarter 2016 results driven by higher than expected fee income, a lower than anticipated loan loss provision and solid expense management. Prudential Financial performed well after third quarter 2016 adjusted operating income beat consensus analyst estimates, driven by stronger than expected results in its retirement and investment management business segments. Shares of Discover Financial Services rose after the company reported solid third quarter 2016 earnings results, as revenue growth was driven by higher net interest income.

Bottom-Up Process Drove Fund Portfolio Changes

Sit: New names added to the Fund’s portfolio during the reporting period included CBS, Allstate, Legg Mason, Schlumberger, Orbital ATK, Ryder Systems, AJ Gallagher and DTE Energy. Among those stocks sold during the reporting period were General Dynamics, Time Warner, PacWest Bancorp, Prudential Financial, Archer-Daniels-Midland, DSW and Laclede Group. At the end of our reporting period, the Fund’s largest sector overweights relative to the benchmark were in health care, financials, telecommunication services, industrials and utilities, and its largest sector underweights versus the benchmark were in information technology, energy, consumer staples and consumer discretionary.

MFS: During our reporting period, we initiated a Fund position in Bank of America, mentioned earlier. We established a Fund position in technology company Hewlett-Packard, as fundamentally we believed the stock to be attractively valued. We initiated a Fund position in apparel retailer PVH, already mentioned, as the stock had a favorable quantitative score driven by momentum, valuation and quality. Conversely, we trimmed the Fund’s position in JPMorgan Chase. While the stock had strong momentum, sentiment and valuation scores, fundamentally, the stock had a solid performance run following Trump’s election and appeared to us to be fully valued. We exited the Fund’s position in chemicals company LyondellBasell Industries, which had seen a decline in its quantitative attractiveness due to worsening momentum and sentiment scores. We eliminated the Fund’s position in refiner Marathon Petroleum, as fundamentally we had concerns regarding the company having a relatively high amount of leverage. Further, the company was struggling to grow distributions after a poorly timed and communicated acquisition of MarkWest Energy Partners. Quantitatively, the stock rated poorly on momentum and quality measures.

Our investment team generally looks to manage the Fund’s portfolio within certain broad parameters, such as position limits, relative sector/industry weight ranges and tracking error, to neutralize non-stock-specific risks. Investment decisions are generally determined by what we call the blended alpha, which is a systematic combination of our fundamental and

20	Annual Report 2016

COLUMBIA VARIABLE PORTFOLIO FUNDS

MANAGER DISCUSSION OF FUND PERFORMANCE (continued)

Variable Portfolio – MFS® Blended Research® Core Equity Fund

quantitative research. As of December 31, 2016, the Fund was most overweighted relative to the benchmark in the retailing, special products and services, leisure and consumer staples market segments. The Fund was most underweighted relative to the benchmark in the technology, industrial goods and services, basic materials and financial services market segments.

Annual Report 2016	21

COLUMBIA VARIABLE PORTFOLIO FUNDS

PERFORMANCE OVERVIEW

Variable Portfolio – Partners Small Cap Value Fund

Performance Summary

∎	Variable Portfolio — Partners Small Cap Value Fund (the Fund) Class 3 shares returned 25.53% for the 12-month period that ended December 31, 2016.

∎	The Fund underperformed its benchmark, the Russell 2000 Value Index, which returned 31.74% over the same time period.

∎	While the Fund generated robust absolute gains, its underperformance relative to the benchmark can be attributed to stock selection and sector allocation decisions by some of its subadvisers.

Average Annual Total Returns (%) (for period ended December 31, 2016)
	Inception	1 Year	5 Years	10 Years
Class 1*	05/03/10	25.61	12.32	6.59
Class 2*	05/03/10	25.35	12.04	6.39
Class 3	08/14/01	25.53	12.19	6.50
Russell 2000 Value Index		31.74	15.07	6.26

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your financial advisor or insurance representative.

Performance results reflect any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.

*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit investor.columbiathreadneedleus.com/investment-products/variable-products/appended-performance for more information.

The Fund’s performance prior to August 2014 reflects returns achieved by one or more different subadvisers. If the Fund’s current subadvisers had been in place for the prior periods, results shown may have been different.

The Russell 2000 Value Index, an unmanaged index, tracks the performance of those Russell 2000 Index companies with lower price-to-book ratios and lower forecasted growth values.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.

22	Annual Report 2016

COLUMBIA VARIABLE PORTFOLIO FUNDS

PERFORMANCE OVERVIEW (continued)

Variable Portfolio – Partners Small Cap Value Fund

Performance of a Hypothetical $10,000 Investment (January 1, 2007 — December 31, 2016)

The chart above shows the change in value of a hypothetical $10,000 investment in Class 3 shares of Variable Portfolio — Partners Small Cap Value Fund during the stated time period, and does not reflect the deduction of taxes, if any, that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The returns also do not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan, if any.

Annual Report 2016	23

COLUMBIA VARIABLE PORTFOLIO FUNDS

MANAGER DISCUSSION OF FUND PERFORMANCE

Variable Portfolio – Partners Small Cap Value Fund

Portfolio Management

Barrow, Hanley, Mewhinney & Strauss, LLC

James McClure, CFA

John Harloe, CFA

Denver Investment Advisors LLC

Troy Dayton, CFA

Mark Adelmann, CFA, CPA

Derek Anguilm, CFA

Lisa Ramirez, CFA

Alex Ruehle, CFA

River Road Asset Management, LLC

James Shircliff, CFA

R. Andrew Beck

J. Justin Akin

Segall Bryant & Hamill, LLC

Mark Dickherber, CFA, CPA

Shaun Nicholson

Snow Capital Management L.P.

Joshua Schachter, CFA

Anne Wickland, CFA

Top Ten Holdings (%) (at December 31, 2016)
Mentor Graphics Corp.	1.5
FNB Corp.	1.1
VeriFone Systems, Inc.	1.1
Bloomin’ Brands, Inc.	1.1
PBF Energy, Inc., Class A	1.1
Texas Capital Bancshares, Inc.	1.0
Big Lots, Inc.	1.0
II-VI, Inc.	0.9
Vishay Intertechnology, Inc.	0.9
Terex Corp.	0.9

Percentages indicated are based upon total investments (excluding Money Market Funds).

For further detail about these holdings, please refer to the section entitled “Portfolio of Investments.”

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

Portfolio Breakdown (%) (at December 31, 2016)
Common Stocks	96.1
Money Market Funds	3.9
Warrants	0.0	(a)
Total	100.0

Percentages indicated are based upon total investments. The Fund’s portfolio composition is subject to change.

(a)	Rounds to zero.

The Fund is managed by five independent money management firms. As of December 31, 2016, Barrow, Hanley, Mewhinney & Strauss, LLC (Barrow Hanley) managed approximately 22%; Denver Investment Advisors LLC (Denver Investments) managed approximately 22%; River Road Asset Management, LLC (River Road) managed approximately 18%; Segall Bryant & Hamill, LLC (Segall Bryant) managed approximately 21%; and Snow Capital Management L.P. (Snow Capital) managed approximately 17% of the Fund’s assets. Effective June 21, 2016, Donald Smith & Co., Inc. (Donald Smith) no longer serves as a subadviser to the Fund.

At December 31, 2016, approximately 83.5% of the Fund’s shares were owned in the aggregate by affiliated funds-of-funds managed by Columbia Management Investment Advisers, LLC (the Investment Manager). As a result of asset allocation decisions by the Investment Manager, it is possible that the Fund may experience relatively large purchases or redemptions from affiliated funds-of-funds. The Investment Manager seeks to minimize the impact of these transactions by structuring them over a reasonable period of time. The Fund may experience increased expenses as it buys and sells securities as a result of purchases or redemptions by affiliated funds-of-funds.

For the 12-month period that ended December 31, 2016, the Fund’s Class 3 shares returned 25.53%. The Fund underperformed its benchmark, the Russell 2000 Value Index, which returned 31.74% over the same time period. While the Fund generated robust absolute gains, its underperformance relative to the benchmark can be attributed to stock selection and sector allocation decisions by some of its managers.

Small Cap Equities Posted Gains Despite a Year of Surprises

The year 2016 will surely be remembered as a year of surprises and new leadership, a year in which consensus opinions and political forecasts were well off the mark — seen most notably in the “leave” result on the U.K. referendum on membership in the European Union, popularly known as Brexit, and in the U.S. Presidential election. Within financial markets, there was a strong consensus that central bankers had things under control and that interest rates would remain “lower for longer.”

Against this backdrop, U.S. equity investors seeking yield and stability ran headlong toward the perceived safety of “bond proxies.” Such behavior was strongly reinforced throughout the first half of 2016 — and particularly during the first six weeks of the year when many stock indices posted their worst start to a new year on record, as sharp drops in oil prices and corporate profit growth fueled recession fears. As oil prices and profit expectations began to rebound, so, too, did share prices. Interestingly, the Russell 2000 Index plummeted approximately 16% from the start of 2016 through mid-February before rebounding more than 25% by early June 2016. In late June, the Brexit vote caught investors by surprise, weighing on global risk assets. However, U.S. investors quickly refocused on economic improvement at home. This helped propel small cap stocks out of their bear market and steadily higher through the summer months.

24	Annual Report 2016

COLUMBIA VARIABLE PORTFOLIO FUNDS

MANAGER DISCUSSION OF FUND PERFORMANCE (continued)

Variable Portfolio – Partners Small Cap Value Fund

Indeed, as interest rates rose in the second half of the year, the attractiveness of many “bond proxy” stocks diminished, and investors began looking for beneficiaries of higher interest rates and better economic growth, creating a significant change in market leadership that favored the financials, energy and industrials sectors. In the six weeks prior to the November 2016 U.S. elections, stocks weakened again, as profit growth expectations and oil prices stalled. Campaign rhetoric also became unsettling for many investors, helping to send small cap shares, as measured by the Russell 2000 Index, down approximately 8%. Late in the evening on November 8, when it became clear Donald Trump would pull off a major upset, stock futures traded sharply lower. This was widely expected, since stocks regularly fell when Trump ticked up in the polls. However, to the surprise of most, shortly after the market opened for trading on November 9, stocks began a sharp and sustained move higher as investors focused on the election’s implications for policy. By December 9, when the Russell 2000 Index peaked for the year, it had climbed about 16% since the election and more than 47% from its February 2016 low.

In short, after a few years of performance that lagged that of their large cap counterparts, the small cap equity market put in a stellar performance beginning with the bottom in the market in mid-February 2016 and extending into the fourth quarter with a powerful post-election rally.

Stock Selection and Sector Allocation Decisions Dampened Relative Results

Barrow Hanley: Our portion of the Fund underperformed the benchmark during the annual period. Stock selection in materials and energy detracted most from relative results. Having underweights in energy and financials, which outpaced the benchmark during the annual period, also hurt. These detractors were partially offset by stock selection in information technology, which contributed positively. Having no exposure to the traditionally defensive, “bond proxy” sectors of real estate, utilities and consumer staples also boosted relative performance during the annual period.

The biggest individual detractors from our portion of the Fund’s results during the annual period were home furnishing products distributor RH, mattress manufacturer Tempur Sealy International and health and wellness products retailer Vitamin Shoppe. We sold our portion of the Fund’s position in Tempur Sealy. The top three individual contributors to our portion of the Fund’s results during the annual period were diversified manufacturer Terex, non-wood decking alternative products manufacturer Trex and optical and optoelectronic device manufacturer II-VI.

Denver Investments: Our portion of the Fund outperformed the benchmark during the annual period due to effective stock selection and sector allocation overall. Our strong performance was broad-based, with seven of the nine sectors in which our portion of the Fund invests being positive contributors to relative performance. More specifically, our portion of the Fund was helped most by being underweight in the information technology and interest rate-sensitive segments of the market and by having an overweight to real estate investment trusts (REITs). Effective stock selection in information technology and capital goods boosted relative results as well.

Equity Sector Breakdown (%) (at December 31, 2016)
Consumer Discretionary	10.8
Consumer Staples	3.0
Energy	4.8
Financials	21.0
Health Care	5.9
Industrials	22.2
Information Technology	19.8
Materials	6.8
Real Estate	3.4
Telecommunication Services	0.5
Utilities	1.8
Total	100.0

Percentages indicated are based upon total equity investments. The Fund’s portfolio composition is subject to change.

Annual Report 2016	25

COLUMBIA VARIABLE PORTFOLIO FUNDS

MANAGER DISCUSSION OF FUND PERFORMANCE (continued)

Variable Portfolio – Partners Small Cap Value Fund

Only partially offsetting these positive contributors was the detracting impact of weaker stock selection in the materials and energy sectors.

The strongest individual contributors to our portion of the Fund’s relative results during the annual period were InterDigital, Mentor Graphics and Dean Foods. We took advantage of the strength in InterDigital and sold the position. The biggest individual detractors in our portion of the Fund were Greenhill & Co., Abercrombie & Fitch and KapStone Paper & Packaging. We sold the position in Greenhill & Co. and KapStone Paper & Packaging.

River Road: Our portion of the Fund underperformed the benchmark, driven primarily by stock selection, especially in the information technology, health care and financials sectors. Having an underweight to the financials and materials sectors, which outpaced the benchmark during the annual period, also hurt. Holding a position in cash during an annual period when the benchmark rallied further dampened relative results. Partially offsetting these detractors was effective security selection in the industrials, real estate and energy sectors, which contributed positively. Having an overweight to the industrials sector, which outperformed the benchmark during the annual period, and underweights to the real estate and energy sectors, which underperformed the benchmark during the annual period, also helped.

The individual stocks that detracted most from our portion of the Fund’s relative results during the annual period were Blackhawk Network Holdings, SeaWorld Entertainment and Air Methods. Given SeaWorld Entertainment’s high degree of leverage, we eliminated the position.

Conversely, the individual stocks that made the greatest positive contribution to our portion of the Fund during the annual period were SodaStream International, Insperity and Rackspace Hosting. SodaStream International is a maker and distributor of home carbonation systems. Insperity is a professional employment organization providing outsourced human resources to small and medium-sized businesses. Rackspace Hosting is the largest outsourced provider of managed cloud services for businesses. We sold the position in Rackspace Hosting after a deal was announced for its acquisition by a private equity firm.

Segall Bryant: During the annual period, our portion of the Fund underperformed the benchmark on a relative basis. Relative underperformance was primarily attributable to having underweights in financials, specifically banks, and energy, which performed well during the annual period. Having overweights to health care, information technology and materials, which lagged the benchmark during the annual period, also hurt. Security selection in energy, health care and financials further dampened relative results. Partially offsetting these detractors was effective stock selection in industrials and real estate, which contributed positively. Having underweights to telecommunication services and real estate, which lagged the benchmark during the annual period, also helped.

The individual stocks that detracted most from our portion of the Fund’s relative results were shoe manufacturer Crocs, medical device company Orthofix International and independent oil and natural gas company Bonanza Creek Energy. We sold our portion of the Fund’s position in Bonanza Creek

26	Annual Report 2016

COLUMBIA VARIABLE PORTFOLIO FUNDS

MANAGER DISCUSSION OF FUND PERFORMANCE (continued)

Variable Portfolio – Partners Small Cap Value Fund

Energy early in 2016. Conversely, the individual stocks that made the greatest positive contribution to our portion of the Fund were ESCO Technologies, Oshkosh and Schnitzer Steel Industries.

Snow Capital: Our portion of the Fund underperformed the benchmark on a relative basis during the annual period. Stock selection is always the primary driver of performance for our contrarian, fundamental, relative value investment process. More specifically, stock selection in the health care sector detracted most from our portion of the Fund’s relative results during the annual period. Having an overweight to health care, which lagged the benchmark during the annual period, and an underweight to financials, which outpaced the benchmark during the annual period, also hurt. Partially offsetting these detractors was the positive contribution made by effective stock selection in the financials sector. Having overweights to the industrials and consumer discretionary sectors and an underweight to the real estate sector also added value.

The individual stocks that detracted most from our portion of the Fund’s relative results were pharmaceutical products manufacturer Lannett, oil and gas exploration and production company Southwestern Energy and health care services provider Kindred HealthCare. Conversely, the individual stocks that made the greatest positive contribution to our portion of the Fund were steel producer United States Steel, bank holding company First Commonwealth Financial and Oriental Bank’s holding company OFG Bancorp.

Donald Smith: Our portion of the Fund underperformed the benchmark during the period from January 1, 2016 through June 21, 2016 (our reporting period). Detracting most was exposure to select semiconductor device manufacturing stocks within the information technology sector. For example, Micron Technology and Photronics each experienced weaker than expected earnings given a decline in DRAM (dynamic random access memory) prices during the reporting period. Exposure to the aircraft leasing industry also detracted. A position in Aercap Holdings, which is an integrated global aviation company, performed poorly based on concerns about airline seat overcapacity, slower traffic demand and weakening lease rates, especially given persistent global economic weakness and Brexit aftershocks. A position in the shipping industry, through a company called Ardmore Shipping, detracted due to fears of overcapacity in product tankers and declining rates.

Positive contributors included overweight exposures to the precious metals, electronic manufacturing services and building market segments, each of which outpaced the benchmark during the reporting period. Individual holdings that added value during the reporting period included Alamos Gold and Pan American Silver, which each saw triple-digit share price gains on recovering gold and silver prices, respectively. A position in Granite Real Estate Investment Trust, which is engaged principally in industrial properties, also was a strong positive contributor to our portion of the Fund’s results during the reporting period.

Annual Report 2016	27

COLUMBIA VARIABLE PORTFOLIO FUNDS

MANAGER DISCUSSION OF FUND PERFORMANCE (continued)

Variable Portfolio – Partners Small Cap Value Fund

Portfolio Changes

Barrow Hanley: During the annual period, we initiated a position in Allegheny Technologies, a producer of high-performance metals, primarily used by the aerospace industry, and more mundane flat-rolled products used across several industries. The purchase for our portion of the Fund was predicated on what we view as the clear visibility of return in the aerospace area and relative stability for flat roll products. We established a position in MTS Systems, which provides elaborate technology that enables product testing for the automotive and other industries. The opportunity to initiate a position at a favorable price was largely the result of the market’s negative reaction to an announced acquisition by MTS Systems during the third quarter of 2016. We purchased a position in fluid handling products manufacturer Colfax during the fourth quarter of 2016, as it demonstrated solid fundamentals and a depressed valuation, providing what we believed to be a significant value gap to its intrinsic earnings power. Additionally, Colfax is a market leader in its products, has served as a consolidator during market troughs and has what we feel is an exceptional management team.

We sold our portion of the Fund’s position in Fairchild Semiconductor. Following an earlier contested bid, On Semiconductor and Fairchild Semiconductor jointly announced that On Semiconductor had completed its announced $2.4 billion cash acquisition of Fairchild Semiconductor. We exited our portion of the Fund’s position in men’s apparel retailer Tailored Brands. Following several years of profitable investment, the shares of Tailored Brands, under new management, declined sharply following what many saw as an ill-conceived acquisition, and thus we sold the position.

Our portion of the Fund is built entirely on individual stock selection. That said, our portion of the Fund’s allocations relative to the benchmark increased in the energy, financials and materials sectors and decreased in the consumer discretionary, health care and industrials sectors during the annual period. At the end of the annual period, our portion of the Fund was overweighted relative to the benchmark in the information technology, industrials and materials sectors and was underweighted relative to the benchmark in the energy, health care, consumer staples, utilities, real estate and financials sectors. Our portion of the Fund was rather neutrally weighted to the benchmark in the consumer discretionary and telecommunication services sectors at the end of the annual period.

Denver Investments: Among the newly initiated positions in our portion of the Fund during the annual period were Minerals Technologies and Radian Group. We purchased shares of Minerals Technologies, which is a resource- and technology-based company that develops and produces performance-enhancing minerals and synthetic mineral products for the manufacturing industries. We liked what we believed to be the company’s durable business lines, dominant market position and growth opportunities. Radian Group provides financial guarantee insurance. We felt Radian Group’s fundamentals and valuation were either misunderstood or under-appreciated by the market. We also believed the position offered a favorable risk/reward profile and exposure to stable to growing mortgage insurance demand as supported by the solid home purchasing market.

28	Annual Report 2016

COLUMBIA VARIABLE PORTFOLIO FUNDS

MANAGER DISCUSSION OF FUND PERFORMANCE (continued)

Variable Portfolio – Partners Small Cap Value Fund

In addition to those sales already mentioned, we exited our portion of the Fund’s position in Energen, an oil-focused exploration and production company. Energen was no longer a candidate for our portion of the Fund, as the company eliminated its dividend in response to the low oil price environment.

While sector and industry weightings reflect our bottom-up stock selection process, our portion of the Fund’s exposure to the interest rate-sensitive and capital goods segments of the benchmark increased during the annual period, and its exposure to the consumer and energy segments of the benchmark decreased. At the end of the annual period, our portion of the Fund was overweight relative to the benchmark in the capital goods and REITs segments of the benchmark. On December 31, 2016, our portion of the Fund was underweight relative to the benchmark in the interest rate-sensitive, energy, technology and consumer segments of the benchmark and was rather neutrally weighted compared to the benchmark in the basic materials, medical/health care and utilities segments of the market.

River Road: Among the more significant purchases made during 2016 in our portion of the Fund were those of Rackspace Hosting, already mentioned, and of Allied World Assurance Company Holdings. Allied World Assurance Company Holdings is a specialty insurance and reinsurance company. We initiated the position amid concerns around a large adverse reserve development related to its health care line. Based on its management’s commentary and its history of prudent underwriting, we believed the worst of its health care issues were in the past and that future reserve increases were unlikely. In December 2016, the company announced it was being acquired by Fairfax Financial for $54 per share, which represented an 18% premium to the unaffected share price. We eliminated the position shortly after year-end 2016.

In addition to the sale of Rackspace Hosting, already discussed, we eliminated our portion of the Fund’s position in TriNet Group, a professional employment organization with niche capabilities in the technology, life sciences and financial services industries, among others. We sold the position in late 2016 as its stock price exceeded our assessed valuation.

Changes in sector weightings within our portion of the Fund are a reflection of our bottom-up stock selection process. That said, sector weightings in financials and information technology increased during the annual period, and sector weightings in industrials and consumer staples decreased. At the end of the annual period, our portion of the Fund remained overweighted relative to the benchmark in consumer discretionary, industrials, information technology, telecommunication services and consumer staples and was underweighted relative to the benchmark in financials, real estate, utilities, materials and energy. Our portion of the Fund was rather neutrally weighted to the benchmark in the health care sector at the end of the annual period.

Segall Bryant: Our portion of the Fund established a position during the annual period in food manufacturer TreeHouse Foods due to a more committed view on improving return on invested capital from its management after a recent acquisition that it completed. We initiated a position in our portion of the Fund in diversified manufacturer Lancaster Colony, as the company is beginning to divest its non-core and lower-return business segments, which we believe may drive an improvement in its capital efficiency and returns.

Annual Report 2016	29

COLUMBIA VARIABLE PORTFOLIO FUNDS

MANAGER DISCUSSION OF FUND PERFORMANCE (continued)

Variable Portfolio – Partners Small Cap Value Fund

We sold our portion of the Fund’s position in Myers Industries, a plastic and rubber products manufacturer, due to what we view as a much longer return on invested capital improvement trend than in our original investment thesis. We exited our portion of the Fund’s holding in Newfield Exploration, an oil and gas exploration and production company, due to its stock appreciation.

Changes in sector weightings are a reflection of our bottom-up stock selection process. That said, there were no significant changes in sector weightings during the annual period. At the end of 2016, our portion of the Fund was most overweighted relative to the benchmark in health care, industrials, information technology and materials and was most underweighted relative to the benchmark in real estate, utilities, consumer discretionary, consumer staples and financials. Our portion of the Fund was rather neutral in its relative weightings in energy and telecommunication services at the end of 2016.

Snow Capital: We initiated a position in Whiting Petroleum, an oil and gas exploration and production company, as we anticipate the price of oil will likely continue to improve. In addition, at the time of purchase, the company traded at what we saw as a favorable valuation relative to its competitors. We established a position in footwear designer and marketer Skechers U.S.A. based on what we consider to be the firm’s strong balance sheet, improving wholesale orders and accelerating consumer sales.

We sold our portion of the Fund’s position in hospital owner and operator Community Health Systems because the investment catalyst we had identified was pushed out beyond our investment horizon. We also exited the position in CARBO Ceramics, which produces and supplies ceramic proppants for use in the oil and gas industry, because our catalyst was not coming to fruition given the sluggish demand for ceramic proppants during the annual period.

Our portion of the Fund’s sector weightings, which are solely a consequence of our stock selection, exhibited only minor changes during the annual period. We decreased our portion of the Fund’s exposure to the industrials and health care sectors and increased its allocations to the information technology and energy sectors. At the end of 2016, our portion of the Fund was overweight relative to the benchmark in the information technology, energy, health care, industrials and materials sectors and was underweight relative to the benchmark in the financials and consumer discretionary sectors. On December 31, 2016, our portion of the Fund had a rather neutral weighting compared to the benchmark in the consumer staples sector and had no exposure at all to the real estate, telecommunication services and utilities sectors.

Donald Smith: We initiated new Fund positions during our reporting period in M/I Homes, a single-family home builder, that we believed should benefit from a strengthening housing market. We also established a position in Aercap Holdings, mentioned earlier, on stock weakness. As of June 21, 2016, we no longer served as a subadviser to the Fund.

30	Annual Report 2016

COLUMBIA VARIABLE PORTFOLIO FUNDS

PERFORMANCE OVERVIEW

Variable Portfolio – Victory Sycamore Established Value Fund

Performance Summary

∎	Variable Portfolio — Victory Sycamore Established Value Fund (the Fund) Class 3 shares returned 20.63% for the 12-month period that ended December 31, 2016.

∎	The Fund outperformed its benchmark, the Russell Midcap Value Index, which returned 20.00% over the same time period.

∎	The Fund’s outperformance of the benchmark can be attributed primarily to stock selection, though sector allocation decisions also had a positive impact.

Average Annual Total Returns (%) (for period ended December 31, 2016)
	Inception	1 Year	5 Years	10 Years
Class 1*	05/03/10	20.77	16.70	8.53
Class 2*	05/03/10	20.52	16.41	8.31
Class 3	02/04/04	20.63	16.54	8.45
Russell Midcap Value Index		20.00	15.70	7.59

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your financial advisor or insurance representative.

Performance results reflect any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.

*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit investor.columbiathreadneedleus.com/investment-products/variable-products/appended-performance for more information.

The Fund’s performance prior to November 2012 reflects returns achieved by one or more different subadvisers. If the Fund’s current subadviser had been in place for the prior periods, results shown may have been different.

The Russell Midcap Value Index, an unmanaged index, measures the performance of those Russell Midcap Index companies with lower price-to-book ratios and forecasted growth values.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.

Annual Report 2016	31

COLUMBIA VARIABLE PORTFOLIO FUNDS

PERFORMANCE OVERVIEW (continued)

Variable Portfolio – Victory Sycamore Established Value Fund

Performance of a Hypothetical $10,000 Investment (January 1, 2007 — December 31, 2016)

The chart above shows the change in value of a hypothetical $10,000 investment in Class 3 shares of Variable Portfolio — Victory Sycamore Established Value Fund during the stated time period, and does not reflect the deduction of taxes, if any, that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The returns also do not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan, if any.

32	Annual Report 2016

COLUMBIA VARIABLE PORTFOLIO FUNDS

MANAGER DISCUSSION OF FUND PERFORMANCE

Variable Portfolio – Victory Sycamore Established Value Fund

At December 31, 2016, approximately 85.2% of the Fund’s shares were owned in the aggregate by affiliated funds-of-funds managed by Columbia Management Investment Advisers, LLC (the Investment Manager). As a result of asset allocation decisions by the Investment Manager, it is possible that the Fund may experience relatively large purchases or redemptions from affiliated funds-of-funds. The Investment Manager seeks to minimize the impact of these transactions by structuring them over a reasonable period of time. The Fund may experience increased expenses as it buys and sells securities as a result of purchases or redemptions by affiliated funds-of-funds.

For the 12-month period that ended December 31, 2016, the Fund’s Class 3 shares returned 20.63%. The Fund outperformed its benchmark, the Russell Midcap Value Index, which returned 20.00% over the same time period. The Fund’s outperformance of the benchmark can be attributed primarily to stock selection, though sector allocation decisions also had a positive impact.

Value-Oriented Stocks Rallied

A barbell structure formed within the U.S. equities market during the first half of 2016, wherein dividend-paying, traditionally defensive stocks and cyclical, more economically-sensitive stocks shared leadership. For many active value investors in the mid- and small-cap segments, the first two quarters of the year were challenging. The bond proxies — real estate investment trusts (REITs), utilities, consumer staples and telecommunication services, popularly known as the “RUST” sectors — outperformed meaningfully. During the third quarter of 2016, the barbell structure that formed in the first half crumbled. Defensive sectors underperformed, while deeper value stocks outperformed, as investors shifted focus from deflationary beneficiaries to those that would likely benefit from inflation. Then, defensive momentum essentially yielded to cyclicality after the U.S. elections. The U.S. equities market rallied post-elections, as confidence grew on the prospect of pro-growth policies under the incoming administration. These potential policies include a possible stimulus package, tax reform and deregulation. The main theme to emerge following the U.S. elections was the return of reflation, fueled by the possibility of stimulus and protectionist trade policies. The financials sector in particular benefited during the fourth quarter, as investors anticipated an improving rate environment and deregulation.

Stock Selection Supported Fund Performance

The Fund outperformed the benchmark during the year due primarily to effective stock selection, with stock selection in six of the ten sectors where the Fund had exposure adding value. Sector allocation decisions overall contributed positively to the Fund’s results as well. The Fund’s sector weights are a by-product of our bottom-up security selection rather than a result of top-down tactical decisions. From a broad perspective, factor exposures were mixed for the year, with value (book/price) and risk (beta) factors performing best. Quality factors — including return on invested capital, return on equity, free cash flow/debt — and momentum factors lagged.

Portfolio Management

Victory Capital Management Inc.

Gary Miller

Jeffrey Graff, CFA

Gregory Conners

James Albers, CFA

Michael Rodarte, CFA

Top Ten Holdings (%) (at December 31, 2016)
Archer-Daniels-Midland Co.	2.5
SunTrust Banks, Inc.	2.5
Quest Diagnostics, Inc.	2.3
Citizens Financial Group, Inc.	2.2
Alleghany Corp.	2.1
Crown Holdings, Inc.	2.1
WR Berkley Corp.	2.0
Motorola Solutions, Inc.	1.9
Parker-Hannifin Corp.	1.9
Old Dominion Freight Line, Inc.	1.8

Percentages indicated are based upon total investments (excluding Money Market Funds).

For further detail about these holdings, please refer to the section entitled “Portfolio of Investments.”

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

Portfolio Breakdown (%) (at December 31, 2016)
Common Stocks	96.5
Money Market Funds	3.5
Total	100.0

Percentages indicated are based upon total investments. The Fund’s portfolio composition is subject to change.

Annual Report 2016	33

COLUMBIA VARIABLE PORTFOLIO FUNDS

MANAGER DISCUSSION OF FUND PERFORMANCE (continued)

Variable Portfolio – Victory Sycamore Established Value Fund

Equity Sector Breakdown (%) (at December 31, 2016)
Consumer Discretionary	9.7
Consumer Staples	4.8
Energy	7.8
Financials	16.5
Health Care	8.5
Industrials	16.6
Information Technology	19.4
Materials	8.3
Real Estate	2.5
Utilities	5.9
Total	100.0

Percentages indicated are based upon total equity investments. The Fund’s portfolio composition is subject to change.

More specifically, security selection in the industrials, consumer staples, utilities and information technology sectors added the most value to the Fund relative to the benchmark during the annual period. Within industrials, the top positive contributor during the year, stock selection was particularly effective in the construction and engineering, machinery and road and rail industries. Additionally, having an underweight to real estate and overweights to information technology, industrials and materials proved beneficial. Conversely, stock selection in the materials, financials, consumer discretionary and real estate sectors detracted from relative results. Within materials, the biggest detractor from relative results during the year, the Fund lacked exposure to the more cyclical and commodity price-driven businesses that outperformed during the year. Overweights to consumer discretionary and consumer staples and an underweight to financials, especially banks, hurt as well. Having a position in cash during a year when the benchmark rallied was also a drag on relative performance for the year.

From an individual security perspective, the Fund benefited most relative to the benchmark from positions in Parker-Hannifin, a motion control products manufacturer; Old Dominion Freight Line, a leading less-than-truckload hauler; and Computer Science, a consulting and information technology services provider to industry and government.

Detracting most from the Fund’s results relative to the benchmark were positions in Unum Group, a leading underwriter of disability insurance in the U.S. and U.K. as well as a provider of supplemental health insurance and group benefits; Cardinal Health, a pharmaceutical and medical services provider; and Polaris Industries, an off-road and on-road vehicle manufacturer. After careful consideration, we reached the conclusion that the risk/reward was no longer favorable despite the fact that we believed Unum Group’s fundamentals remained intact and we sold the Fund’s position in the first quarter of 2016. Given industry headwinds, we believed increased competition could erode margins in Cardinal Health’s pharmaceutical business segment and we eliminated the Fund’s position as a result of its diminished risk/reward profile. Weakened off-road vehicle demand and an expanded recall of certain models negatively impacted the share price of Polaris Industries. Uncertainty surrounding the recalls diminished the risk/reward balance, in our opinion, and so we divested the Fund’s position in Polaris Industries.

Bottom-Up Stock Selection Drove Fund Portfolio Changes

During the annual period, we initiated a Fund position in Archer-Daniels-Midland (ADM), which manages its extensive global agricultural operations through four separate operating segments: oilseeds processing, corn processing, agricultural services and specialty ingredients. We established a Fund position in Nordson, which manufactures products and systems used for dispensing adhesives, coatings, sealants, biomaterials, fluid management, test and inspection, UV curing and plasma surface treatment. Nordson’s shares rose after our date of purchase, and we sold the Fund’s position on strength.

We also sold the Fund’s position in retailer Nordstrom, as we believed its competitive environment had worsened. We gradually sold the Fund’s position in flavor products producer McCormick & Company, as its valuation

34	Annual Report 2016

COLUMBIA VARIABLE PORTFOLIO FUNDS

MANAGER DISCUSSION OF FUND PERFORMANCE (continued)

Variable Portfolio – Victory Sycamore Established Value Fund

returned to what we felt was a normalized premium to market. We exited the Fund’s position in investment advisor and mutual fund underwriter Waddell & Reed Financial. In our view, a key portfolio manager departure from one of its flagship products, coupled with performance challenges in some of its strategies, skewed the holding’s risk/reward profile to the downside.

Driven by our bottom-up investment process, the Fund’s exposures to the information technology and energy sectors increased and its allocation to financials decreased during the annual period. As of December 31, 2016, the Fund had overweight positions relative to the benchmark in the consumer discretionary, consumer staples, health care, industrials, information technology and materials sectors. On the same date, the Fund had underweight allocations compared to the benchmark in the energy, financials, real estate, telecommunication services and utilities sectors.

Annual Report 2016	35

COLUMBIA VARIABLE PORTFOLIO FUNDS

UNDERSTANDING YOUR FUND’S EXPENSES

(Unaudited)

As an investor, you incur ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

The information below does not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy (collectively, Contracts) or qualified pension and retirement plan (Qualified Plan), if any. The total fees and expenses you bear may therefore be higher than those shown below.

Analyzing Your Fund’s Expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare With Other Funds” below for details on how to use the hypothetical data.

Compare With Other Funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as redemption or exchange fees, or expenses that apply to the subaccount or the Contract. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If the fees and expenses imposed under your Contract or Qualified Plan, if any, were included, your costs would be higher.

Columbia Variable Portfolio – Global Bond Fund

July 1, 2016 – December 31, 2016

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)		Expenses Paid During the Period ($)		Fund’s Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class 1	1,000.00	1,000.00	930.10	1,021.55	3.33	3.49	0.69
Class 2	1,000.00	1,000.00	928.40	1,020.30	4.53	4.75	0.94
Class 3	1,000.00	1,000.00	929.80	1,020.90	3.96	4.14	0.82

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 366.

Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.

Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.

36	Annual Report 2016

COLUMBIA VARIABLE PORTFOLIO FUNDS

UNDERSTANDING YOUR FUND’S EXPENSES (continued)

(Unaudited)

Columbia Variable Portfolio – Intermediate Bond Fund

July 1, 2016 – December 31, 2016

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)		Expenses Paid During the Period ($)		Fund’s Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class 1	1,000.00	1,000.00	988.50	1,022.30	2.68	2.73	0.54
Class 2	1,000.00	1,000.00	987.50	1,021.05	3.93	3.99	0.79
Class 3	1,000.00	1,000.00	988.60	1,021.70	3.28	3.34	0.66

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 366.

Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.

Variable Portfolio – BlackRock Global Inflation-Protected Securities Fund

July 1, 2016 – December 31, 2016

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)		Expenses Paid During the Period ($)		Fund’s Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class 1	1,000.00	1,000.00	1,012.90	1,021.75	3.27	3.29	0.65
Class 2	1,000.00	1,000.00	1,013.10	1,020.50	4.53	4.55	0.90
Class 3	1,000.00	1,000.00	1,012.90	1,021.10	3.93	3.94	0.78

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 366.

Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.

Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.

Variable Portfolio – MFS® Blended Research® Core Equity Fund

July 1, 2016 – December 31, 2016

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)		Expenses Paid During the Period ($)		Fund’s Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class 1	1,000.00	1,000.00	1,065.80	1,021.15	3.98	3.89	0.77
Class 2	1,000.00	1,000.00	1,064.80	1,019.90	5.27	5.15	1.02
Class 3	1,000.00	1,000.00	1,065.70	1,020.50	4.65	4.55	0.90

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 366.

Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.

Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.

Annual Report 2016	37

COLUMBIA VARIABLE PORTFOLIO FUNDS

UNDERSTANDING YOUR FUND’S EXPENSES (continued)

(Unaudited)

Variable Portfolio – Partners Small Cap Value Fund

July 1, 2016 – December 31, 2016

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)		Expenses Paid During the Period ($)		Fund’s Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class 1	1,000.00	1,000.00	1,198.50	1,020.35	5.11	4.70	0.93
Class 2	1,000.00	1,000.00	1,197.50	1,019.10	6.48	5.96	1.18
Class 3	1,000.00	1,000.00	1,198.40	1,019.75	5.77	5.30	1.05

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 366.

Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.

Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.

Variable Portfolio – Victory Sycamore Established Value Fund

July 1, 2016 – December 31, 2016

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)		Expenses Paid During the Period ($)		Fund’s Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class 1	1,000.00	1,000.00	1,101.50	1,020.75	4.47	4.29	0.85
Class 2	1,000.00	1,000.00	1,100.00	1,019.50	5.78	5.55	1.10
Class 3	1,000.00	1,000.00	1,100.70	1,020.15	5.09	4.90	0.97

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 366.

Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.

Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.

38	Annual Report 2016

COLUMBIA VARIABLE PORTFOLIO FUNDS

PORTFOLIO OF INVESTMENTS

Columbia Variable Portfolio – Global Bond Fund

December 31, 2016

(Percentages represent value of investments compared to net assets)

Corporate Bonds & Notes 31.5%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
AUSTRALIA 1.4%
Woodside Finance Ltd.(a)
03/05/25	3.650%	2,220,000	2,168,682

CANADA 1.2%
Bombardier, Inc.(a)
12/01/21	8.750%	38,000	40,327

Canadian Natural Resources Ltd.
03/15/38	6.250%	400,000	455,066

Cenovus Energy, Inc.
09/15/43	5.200%	350,000	333,375

HudBay Minerals, Inc.(a)
01/15/23	7.250%	12,000	12,420
01/15/25	7.625%	36,000	37,418

MDC Partners, Inc.(a)
05/01/24	6.500%	114,000	102,600

Precision Drilling Corp.(a)
12/15/23	7.750%	4,000	4,220

Ritchie Bros. Auctioneers, Inc.(a)
01/15/25	5.375%	12,000	12,240

Teck Resources Ltd.
07/15/41	6.250%	99,000	95,404

Teck Resources Ltd.(a)
06/01/24	8.500%	15,000	17,288

Thomson Reuters Corp.
05/23/43	4.500%	525,000	492,416

Valeant Pharmaceuticals International, Inc.(a)
05/15/23	5.875%	120,000	90,600
04/15/25	6.125%	213,000	160,016

Videotron Ltd.(a)
06/15/24	5.375%	56,000	57,470

Total			1,910,860

FRANCE 0.1%
SFR Group SA(a)
05/15/22	6.000%	82,000	84,153
05/01/26	7.375%	104,000	106,600

Total			190,753

GERMANY —%
Unitymedia GmbH(a)
01/15/25	6.125%	14,000	14,385

IRELAND 0.2%
Allegion PLC
09/15/23	5.875%	45,000	47,700

Ardagh Packaging Finance PLC/Holdings USA, Inc.(a)
05/15/24	7.250%	145,000	152,794

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Grifols Worldwide Operations Ltd.
04/01/22	5.250%	61,000	63,135

Total			263,629

ITALY 0.1%
Telecom Italia Capital SA
09/30/34	6.000%	35,000	32,375

Telecom Italia SpA(a)
05/30/24	5.303%	19,000	18,596

Wind Acquisition Finance SA(a)
07/15/20	4.750%	125,000	125,938

Total			176,909

LUXEMBOURG 0.2%
ARD Finance SA PIK(a)
09/15/23	7.125%	30,000	29,625

ArcelorMittal(b)
02/25/22	7.250%	71,000	80,230

Camelot Finance SA(a)
10/15/24	7.875%	25,000	25,875

FAGE International SA/USA Dairy Industry, Inc.(a)
08/15/26	5.625%	34,000	34,085

INEOS Group Holdings SA(a)
08/01/24	5.625%	58,000	57,565

Total			227,380

MEXICO 0.9%
Grupo Bimbo SAB de CV(a)
06/27/44	4.875%	1,580,000	1,424,081

NETHERLANDS 0.8%
Constellium NV(a)
05/15/24	5.750%	68,000	63,580

LYB International Finance BV
03/15/44	4.875%	415,000	429,769

Mondelez International Holdings Netherlands BV(a)
10/28/19	1.625%	525,000	514,803

Schaeffler Finance BV(a)
05/15/21	4.250%	75,000	76,500

Sensata Technologies BV(a)
10/01/25	5.000%	47,000	46,060

Ziggo Secured Finance BV(a)
01/15/27	5.500%	97,000	94,555

Total			1,225,267

UKRAINE 0.3%
MHP SA(a)
04/02/20	8.250%	397,000	381,120

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016	39

COLUMBIA VARIABLE PORTFOLIO FUNDS

PORTFOLIO OF INVESTMENTS (continued)

Columbia Variable Portfolio – Global Bond Fund

December 31, 2016

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
UNITED KINGDOM 0.8%
Sky PLC(a)
11/26/22	3.125%	1,125,000	1,115,859

Virgin Media Finance PLC(a)
10/15/24	6.000%	39,000	40,170
01/15/25	5.750%	93,000	93,232

Virgin Media Secured Finance PLC(a)
01/15/26	5.250%	7,000	6,913

Total			1,256,174

UNITED STATES 25.5%
AES Corp. (The)
07/01/21	7.375%	61,000	67,948
05/15/26	6.000%	28,000	28,420

AMC Networks, Inc.
04/01/24	5.000%	45,000	45,225

APX Group, Inc.
12/01/20	8.750%	91,000	91,682
12/01/22	7.875%	122,000	132,065

AT&T, Inc.
06/15/45	4.350%	700,000	623,722

Acadia Healthcare Co., Inc.
07/01/22	5.125%	55,000	54,656
03/01/24	6.500%	16,000	16,360

Actavis Funding
03/15/45	4.750%	195,000	191,438

Aircastle Ltd.
02/15/22	5.500%	17,000	18,020
04/01/23	5.000%	15,000	15,300

Alere, Inc.(a)
07/01/23	6.375%	44,000	43,725

Allegion US Holding Co., Inc.
10/01/21	5.750%	36,000	37,620

Alliant Holdings Intermediate LP(a)
08/01/23	8.250%	4,000	4,130

Ally Financial, Inc.
09/30/24	5.125%	29,000	29,508
03/30/25	4.625%	264,000	260,040

Altice US Finance I Corp.(a)
07/15/23	5.375%	39,000	40,463
05/15/26	5.500%	77,000	78,540

American Builders & Contractors Supply Co., Inc.(a)
04/15/21	5.625%	127,000	131,127

Amsurg Corp.
07/15/22	5.625%	48,000	49,488

Angus Chemical Co.(a)
02/15/23	8.750%	61,000	62,220

Anheuser-Busch InBev Finance, Inc.
02/01/23	3.300%	700,000	712,412
02/01/26	3.650%	300,000	304,557

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Appalachian Power Co.
05/15/44	4.400%	800,000	811,770

Aramark Services, Inc.
01/15/24	5.125%	22,000	22,688

Asbury Automotive Group, Inc.
12/15/24	6.000%	57,000	58,282

Avis Budget Car Rental LLC/Finance, Inc.(a)
03/15/25	5.250%	19,000	17,718

Ball Corp.
12/15/20	4.375%	40,000	41,800

Beacon Roofing Supply, Inc.
10/01/23	6.375%	22,000	23,471

Berkshire Hathaway Energy Co.
11/15/43	5.150%	90,000	101,050
02/01/45	4.500%	150,000	155,613

Berry Plastics Corp.
05/15/22	5.500%	58,000	60,320
10/15/22	6.000%	26,000	27,495
07/15/23	5.125%	63,000	64,102

Boyd Gaming Corp.
05/15/23	6.875%	14,000	15,050

Boyd Gaming Corp.(a)
04/01/26	6.375%	19,000	20,463

CB Richard Ellis Services, Inc.
03/15/25	5.250%	137,000	141,269

CBS Radio, Inc.(a)
11/01/24	7.250%	9,000	9,450

CCO Holdings LLC/Capital Corp.
03/15/21	5.250%	135,000	139,050

CCO Holdings LLC/Capital Corp.(a)
02/15/26	5.750%	49,000	50,715
05/01/26	5.500%	2,000	2,040
05/01/27	5.875%	38,000	39,425

CNA Financial Corp.
03/01/26	4.500%	330,000	345,094

CSC Holdings LLC
11/15/21	6.750%	95,000	102,125

CSC Holdings LLC(a)
10/15/25	6.625%	95,000	103,550
10/15/25	10.875%	81,000	95,985

CSX Corp.
11/01/46	3.800%	225,000	208,593

CVS Health Corp.
06/01/26	2.875%	345,000	328,843

CalAtlantic Group, Inc.
11/15/24	5.875%	34,000	34,510

Callon Petroleum Co.(a)
10/01/24	6.125%	13,000	13,390

Calpine Corp.(a)
01/15/22	6.000%	83,000	86,735
01/15/24	5.875%	32,000	33,360

The accompanying Notes to Financial Statements are an integral part of this statement.

40	Annual Report 2016

COLUMBIA VARIABLE PORTFOLIO FUNDS

PORTFOLIO OF INVESTMENTS (continued)

Columbia Variable Portfolio – Global Bond Fund

December 31, 2016

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Carlson Travel, Inc.(a)
12/15/23	6.750%	27,000	28,080

Carrizo Oil & Gas, Inc.
04/15/23	6.250%	169,000	173,225

Centene Corp.
05/15/22	4.750%	44,000	44,440
02/15/24	6.125%	83,000	87,461
01/15/25	4.750%	96,000	93,720

CenturyLink, Inc.
04/01/24	7.500%	52,000	54,600
04/01/25	5.625%	73,000	69,350

Cequel Communications Holdings I LLC/Capital Corp.(a)
09/15/20	6.375%	89,000	91,670
12/15/21	5.125%	40,000	40,700
07/15/25	7.750%	30,000	33,000

Change Healthcare Holdings, Inc.(a)
02/15/21	6.000%	36,000	37,620

Chemours Co. (The)
05/15/23	6.625%	45,000	44,550
05/15/25	7.000%	45,000	44,325

Cheniere Corpus Christi Holdings LLC(a)
06/30/24	7.000%	27,000	29,228
03/31/25	5.875%	35,000	35,711

Chesapeake Energy Corp.(a)
01/15/25	8.000%	27,000	27,540

Columbia Pipeline Group, Inc.
06/01/45	5.800%	170,000	195,494

Concho Resources, Inc.
04/01/23	5.500%	158,000	163,735

Continental Resources, Inc.
06/01/24	3.800%	74,000	68,265

CrownRock LP/Finance, Inc.(a)
02/15/23	7.750%	83,000	89,640

DISH DBS Corp.
06/01/21	6.750%	31,000	33,635
03/15/23	5.000%	76,000	75,620
11/15/24	5.875%	25,000	25,725
07/01/26	7.750%	100,000	112,750

DTE Energy Co.
12/01/23	3.850%	130,000	134,530
06/01/24	3.500%	750,000	755,860
10/01/26	2.850%	385,000	357,787

DaVita, Inc.
05/01/25	5.000%	65,000	63,944

Denbury Resources, Inc.(a)
05/15/21	9.000%	53,000	57,372

Diamond 1 Finance Corp./Diamond 2 Finance Corp.(a)
06/15/23	5.450%	35,000	37,126
06/15/26	6.020%	75,000	81,247

Diamondback Energy, Inc.(a)
11/01/24	4.750%	13,000	12,740
05/31/25	5.375%	55,000	55,313

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Duke Energy Carolinas LLC
03/15/46	3.875%	505,000	493,994

Dynegy, Inc.
11/01/24	7.625%	17,000	15,683

E*TRADE Financial Corp.
09/15/23	4.625%	141,000	143,820

ERAC U.S.A. Finance LLC(a)
02/15/45	4.500%	450,000	429,111

Eagle Materials, Inc.
08/01/26	4.500%	11,000	10,973

Eco Services Operations LLC/Finance Corp.(a)
11/01/22	8.500%	49,000	52,063

Emera US Finance LP(a)
06/15/46	4.750%	515,000	519,349

Endo Finance LLC/Finco, Inc.(a)(b)
02/01/25	6.000%	45,000	37,688

Energy Transfer Equity LP
06/01/27	5.500%	125,000	121,875

Enterprise Products Operating LLC
02/15/45	5.100%	400,000	421,860
05/15/46	4.900%	190,000	195,035

Envision Healthcare Corp.(a)
12/01/24	6.250%	3,000	3,165

Equinix, Inc.
01/01/22	5.375%	81,000	85,050
01/15/26	5.875%	55,000	57,887

Extraction Oil & Gas Holdings LLC/Finance Corp.(a)
07/15/21	7.875%	100,000	107,000

First Data Corp.(a)
12/01/23	7.000%	148,000	157,620
01/15/24	5.750%	174,000	179,547

Five Corners Funding Trust(a)
11/15/23	4.419%	1,200,000	1,265,842

Freeport-McMoRan, Inc.
03/01/22	3.550%	17,000	15,810
03/15/23	3.875%	38,000	34,865
11/14/24	4.550%	99,000	92,812

Fresenius Medical Care U.S. Finance II, Inc.(a)
01/31/22	5.875%	13,000	14,235
10/15/24	4.750%	78,000	78,780

Frontier Communications Corp.
09/15/22	10.500%	25,000	26,283
01/15/25	6.875%	193,000	163,567
09/15/25	11.000%	85,000	87,762

GLP Capital LP/Financing II, Inc.
04/15/26	5.375%	29,000	30,244

Gates Global LLC/Co.(a)
07/15/22	6.000%	54,000	52,812

Grinding Media, Inc./MC Canada, Inc.(a)
12/15/23	7.375%	28,000	29,417

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016	41

COLUMBIA VARIABLE PORTFOLIO FUNDS

PORTFOLIO OF INVESTMENTS (continued)

Columbia Variable Portfolio – Global Bond Fund

December 31, 2016

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Group 1 Automotive, Inc.(a)
12/15/23	5.250%	39,000	38,610

Guardian Life Insurance Co. of America (The) Subordinated(a)
06/19/64	4.875%	290,000	284,868

HCA, Inc.
05/01/23	5.875%	58,000	61,625
02/01/25	5.375%	136,000	136,340
04/15/25	5.250%	85,000	88,719
02/15/27	4.500%	53,000	52,072

HD Supply, Inc.(a)
04/15/24	5.750%	19,000	20,058

HUB International Ltd.(a)
02/15/21	9.250%	7,000	7,245
10/01/21	7.875%	161,000	170,082

Hanesbrands, Inc.(a)
05/15/24	4.625%	25,000	24,250

Herc Rentals, Inc.(a)
06/01/24	7.750%	4,000	4,205

Hertz Corp. (The)(a)
10/15/24	5.500%	39,000	34,076

Hilton Domestic Operating Co., Inc.(a)
09/01/24	4.250%	37,000	35,890

Hilton Grand Vacations Borrower LLC/Inc.(a)
12/01/24	6.125%	18,000	18,698

Huntsman International LLC
11/15/20	4.875%	38,000	39,378

IHS Markit Ltd.(a)
11/01/22	5.000%	35,000	36,313

Infor US, Inc.(a)
08/15/20	5.750%	13,000	13,618

Informatica LLC(a)
07/15/23	7.125%	17,000	16,235

International Game Technology PLC(a)
02/15/22	6.250%	68,000	72,930
02/15/25	6.500%	42,000	45,045

Interval Acquisition Corp.
04/15/23	5.625%	87,000	88,740

Jack Ohio Finance LLC/1 Corp.(a)
11/15/21	6.750%	52,000	52,650

Jaguar Holding Co. II/Pharmaceutical Product Development LLC(a)
08/01/23	6.375%	99,000	105,930

KFC Holding Co./Pizza Hut Holdings LLC/Taco Bell of America LLC(a)
06/01/26	5.250%	78,000	79,170

Kellogg Co.
12/01/23	2.650%	860,000	831,958

Kinder Morgan Energy Partners LP
05/01/24	4.300%	340,000	347,889
03/01/43	5.000%	385,000	371,243

Kinder Morgan, Inc.
02/15/46	5.050%	485,000	480,104

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Kinetic Concepts, Inc./KCI U.S.A., Inc.(a)
02/15/21	7.875%	24,000	26,040

LTF Merger Sub, Inc.(a)
06/15/23	8.500%	48,000	49,680

Lamar Media Corp.
01/15/24	5.375%	23,000	23,805

Lamb Weston Holdings, Inc.(a)
11/01/24	4.625%	17,000	17,043
11/01/26	4.875%	29,000	28,692

Laredo Petroleum, Inc.
01/15/22	5.625%	102,000	102,765
05/01/22	7.375%	33,000	34,196
03/15/23	6.250%	137,000	141,795

Level 3 Financing, Inc.
05/01/25	5.375%	133,000	135,660

Liberty Mutual Group, Inc.(a)
06/15/23	4.250%	1,205,000	1,261,605

Live Nation Entertainment, Inc.(a)
11/01/24	4.875%	39,000	39,098

MEDNAX, Inc.(a)
12/01/23	5.250%	30,000	30,900

MGM Growth Properties Operating Partnership LP/Finance Co-Issuer, Inc.(a)
09/01/26	4.500%	20,000	19,200

MGM Growth Properties Operating Partnership LP/MGP Finance Co-Issuer, Inc.(a)
05/01/24	5.625%	19,000	19,903

MGM Resorts International
10/01/20	6.750%	60,000	66,750
12/15/21	6.625%	52,000	58,110
09/01/26	4.625%	77,000	74,112

MPH Acquisition Holdings LLC(a)
06/01/24	7.125%	70,000	73,325

MSCI, Inc.(a)
11/15/24	5.250%	57,000	59,850
08/01/26	4.750%	23,000	22,885

Mallinckrodt International Finance SA/CB LLC(a)
04/15/25	5.500%	29,000	25,955

Match Group, Inc.
06/01/24	6.375%	49,000	51,695

Meritage Homes Corp.
04/01/22	7.000%	48,000	51,960

MetLife, Inc.
09/15/23	4.368%	80,000	86,088
03/01/45	4.050%	645,000	618,522

Microsemi Corp.(a)
04/15/23	9.125%	41,000	47,765

Molina Healthcare, Inc.
11/15/22	5.375%	58,000	58,580

Molson Coors Brewing Co.
05/01/42	5.000%	585,000	611,532

The accompanying Notes to Financial Statements are an integral part of this statement.

42	Annual Report 2016

COLUMBIA VARIABLE PORTFOLIO FUNDS

PORTFOLIO OF INVESTMENTS (continued)

Columbia Variable Portfolio – Global Bond Fund

December 31, 2016

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
NPF Corp.(a)
07/15/21	9.000%	16,000	16,880

NRG Energy, Inc.
07/15/22	6.250%	12,000	12,030
05/01/24	6.250%	44,000	42,790

NRG Energy, Inc.(a)
05/15/26	7.250%	26,000	25,870
01/15/27	6.625%	62,000	58,590

NRG Yield Operating LLC
08/15/24	5.375%	115,000	115,575

NRG Yield Operating LLC(a)
09/15/26	5.000%	14,000	13,370

Nabors Industries, Inc.(a)
01/15/23	5.500%	9,000	9,371

Navient Corp.
03/25/20	8.000%	6,000	6,656
07/26/21	6.625%	43,000	45,473
03/25/24	6.125%	71,000	68,959

Neiman Marcus Group Ltd. LLC(a)
10/15/21	8.000%	17,000	12,623

Netflix, Inc.
02/15/25	5.875%	123,000	132,686

Netflix, Inc.(a)
11/15/26	4.375%	104,000	100,880

Newell Brands, Inc.
11/15/23	5.000%	20,000	21,300

Newfield Exploration Co.
01/30/22	5.750%	4,000	4,215
07/01/24	5.625%	50,000	52,125

Nielsen Finance Co. SARL (The)(a)
10/01/21	5.500%	40,000	41,550

Noble Energy, Inc.
11/15/43	5.250%	150,000	152,792

Northwest Pipeline LLC
04/15/17	5.950%	1,105,000	1,117,799

Novelis Corp.(a)
08/15/24	6.250%	21,000	22,260
09/30/26	5.875%	93,000	93,930

Oasis Petroleum, Inc.
01/15/23	6.875%	63,000	64,575

OneMain Financial Holdings LLC(a)
12/15/19	6.750%	56,000	58,660
12/15/21	7.250%	22,000	22,935

Oracle Corp.
07/15/46	4.000%	590,000	564,333

Outfront Media Capital LLC/Corp.
02/15/24	5.625%	17,000	17,680
03/15/25	5.875%	69,000	72,105

PDC Energy, Inc.(a)
09/15/24	6.125%	70,000	71,575

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
PPL Capital Funding, Inc.
06/01/23	3.400%	1,767,000	1,779,040

PQ Corp.(a)
11/15/22	6.750%	101,000	108,070

PTC, Inc.
05/15/24	6.000%	52,000	54,860

Pacific Gas & Electric Co.
02/15/44	4.750%	474,000	519,944

Parsley Energy LLC/Finance Corp.(a)
06/01/24	6.250%	55,000	57,876
01/15/25	5.375%	58,000	58,197

Peachtree Corners Funding Trust(a)
02/15/25	3.976%	1,100,000	1,073,284

Penn National Gaming, Inc.
11/01/21	5.875%	45,000	46,913

Penske Automotive Group, Inc.
12/01/24	5.375%	109,000	108,727

Pinnacle Foods Finance LLC/Corp.
01/15/24	5.875%	7,000	7,420

Plains All American Pipeline LP/Finance Corp.
01/31/23	2.850%	475,000	449,037
02/15/45	4.900%	957,000	884,091

Plastipak Holdings, Inc.(a)
10/01/21	6.500%	60,000	62,700

Platform Specialty Products Corp.(a)
05/01/21	10.375%	43,000	47,623

Post Holdings, Inc.(a)
03/15/24	7.750%	67,000	74,370
08/15/26	5.000%	73,000	69,897

Prestige Brands, Inc.(a)
03/01/24	6.375%	53,000	55,650

Provident Funding Associates LP/Finance Corp.(a)
06/15/21	6.750%	112,000	112,560

QEP Resources, Inc.
05/01/23	5.250%	2,000	2,005

Qualitytech LP/Finance Corp.
08/01/22	5.875%	84,000	85,470

Quintiles IMS, Inc.(a)
05/15/23	4.875%	42,000	42,630
10/15/26	5.000%	55,000	55,137

RSP Permian, Inc.
10/01/22	6.625%	47,000	49,703

RSP Permian, Inc.(a)
01/15/25	5.250%	50,000	50,250

Regency Energy Partners LP/Finance Corp.
03/01/22	5.875%	156,000	171,609

Reynolds Group Issuer, Inc./LLC
10/15/20	5.750%	120,000	123,750

Reynolds Group Issuer, Inc./LLC(a)
07/15/24	7.000%	65,000	69,103

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016	43

COLUMBIA VARIABLE PORTFOLIO FUNDS

PORTFOLIO OF INVESTMENTS (continued)

Columbia Variable Portfolio – Global Bond Fund

December 31, 2016

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Rite Aid Corp.(a)
04/01/23	6.125%	40,000	43,000

Rivers Pittsburgh Borrower LP/Finance Corp.(a)
08/15/21	6.125%	13,000	13,293

SBA Communications Corp.(a)
09/01/24	4.875%	162,000	159,975

SESI LLC
05/01/19	6.375%	32,000	32,000
12/15/21	7.125%	10,000	10,175

SM Energy Co.
06/01/25	5.625%	14,000	13,510
09/15/26	6.750%	54,000	55,620

SPX FLOW, Inc.(a)
08/15/24	5.625%	13,000	13,098
08/15/26	5.875%	46,000	46,000

Sabine Pass Liquefaction LLC
03/01/25	5.625%	98,000	104,860

Sabine Pass Liquefaction LLC(a)
06/30/26	5.875%	86,000	92,665
03/15/27	5.000%	34,000	34,298

Sally Holdings LLC/Capital, Inc.
12/01/25	5.625%	15,000	15,600

Scientific Games International, Inc.
12/01/22	10.000%	51,000	50,745

Scientific Games International, Inc.(a)
01/01/22	7.000%	62,000	66,495

Scotts Miracle-Gro Co. (The)(a)
10/15/23	6.000%	51,000	53,932
12/15/26	5.250%	9,000	9,011

Scripps Networks Interactive, Inc.
06/15/25	3.950%	1,575,000	1,593,420

Sempra Energy
10/01/22	2.875%	660,000	653,687

Signode Industrial Group Luxembourg SA/US, Inc.(a)
05/01/22	6.375%	43,000	42,893

Sirius XM Radio, Inc.(a)
07/15/26	5.375%	49,000	47,898

Solera LLC/Finance, Inc.(a)
03/01/24	10.500%	44,000	49,500

Southern Co. (The)
07/01/46	4.400%	200,000	197,823

Spectrum Brands, Inc.
11/15/22	6.625%	54,000	57,375
07/15/25	5.750%	228,000	236,550

Springleaf Finance Corp.
12/15/20	8.250%	20,000	21,750

Springs Industries, Inc.
06/01/21	6.250%	178,000	184,230

Sprint Communications, Inc.(a)
11/15/18	9.000%	91,000	100,100

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Sprint Corp.
06/15/24	7.125%	115,000	118,450
02/15/25	7.625%	161,000	169,251

Starwood Property Trust, Inc.(a)
12/15/21	5.000%	31,000	31,415

Sterigenics-Nordion Holdings LLC(a)
05/15/23	6.500%	48,000	48,840

Surgical Care Affiliates, Inc.(a)
04/01/23	6.000%	28,000	28,910

Synovus Financial Corp.
02/15/19	7.875%	49,000	53,900

T-Mobile USA, Inc.
01/15/22	6.125%	63,000	66,465
04/01/23	6.625%	18,000	19,080
04/28/23	6.836%	62,000	66,417
01/15/24	6.500%	22,000	23,595
03/01/25	6.375%	103,000	110,081
01/15/26	6.500%	126,000	136,237

Tallgrass Energy Partners LP/Finance Corp.(a)
09/15/24	5.500%	16,000	15,880

Targa Resources Partners LP/Finance Corp.
05/01/23	5.250%	132,000	133,320
03/15/24	6.750%	52,000	55,770

Targa Resources Partners LP/Finance Corp.(a)
02/01/27	5.375%	64,000	63,360

Teachers Insurance & Annuity Association of America Subordinated(a)
09/15/44	4.900%	700,000	753,233

Teleflex, Inc.
06/01/26	4.875%	11,000	10,890

Tempur Sealy International, Inc.
10/15/23	5.625%	36,000	37,170
06/15/26	5.500%	40,000	40,200

Tenet Healthcare Corp.
04/01/21	4.500%	29,000	28,710
06/15/23	6.750%	28,000	24,710

Tenet Healthcare Corp.(a)
01/01/22	7.500%	22,000	22,935

Tesoro Logistics LP/Finance Corp.
10/15/19	5.500%	38,000	40,185
10/15/22	6.250%	41,000	43,460
05/01/24	6.375%	30,000	32,100
01/15/25	5.250%	73,000	74,551

Toll Brothers Finance Corp.
11/15/25	4.875%	29,000	28,493

TransDigm, Inc.
10/15/20	5.500%	76,000	77,900
05/15/25	6.500%	37,000	38,758

TransDigm, Inc.(a)
06/15/26	6.375%	51,000	52,377

Treehouse Foods, Inc.(a)
02/15/24	6.000%	10,000	10,500

The accompanying Notes to Financial Statements are an integral part of this statement.

44	Annual Report 2016

COLUMBIA VARIABLE PORTFOLIO FUNDS

PORTFOLIO OF INVESTMENTS (continued)

Columbia Variable Portfolio – Global Bond Fund

December 31, 2016

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
United Rentals North America, Inc.
09/15/26	5.875%	66,000	67,897
05/15/27	5.500%	28,000	27,790

United Technologies Corp.
11/01/46	3.750%	100,000	95,169

Universal Health Services, Inc.(a)
08/01/22	4.750%	58,000	58,725

Univision Communications, Inc.(a)
05/15/23	5.125%	75,000	73,875
02/15/25	5.125%	37,000	35,381

Valvoline, Inc.(a)
07/15/24	5.500%	7,000	7,245

VeriSign, Inc.
04/01/25	5.250%	84,000	86,100

Verizon Communications, Inc.
11/01/42	3.850%	469,000	404,787

WESCO Distribution, Inc.(a)
06/15/24	5.375%	18,000	18,045

WPX Energy, Inc.
01/15/22	6.000%	164,000	168,100

Weatherford International Ltd.
06/15/21	7.750%	58,000	58,580
06/15/23	8.250%	37,000	37,648

Weatherford International Ltd.(a)
02/15/24	9.875%	12,000	12,787

Wells Fargo & Co.
10/23/26	3.000%	160,000	152,384

WhiteWave Foods Co. (The)
10/01/22	5.375%	75,000	82,125

Whiting Petroleum Corp.
03/15/21	5.750%	63,000	62,738
04/01/23	6.250%	23,000	23,000

Williams Companies, Inc. (The)
01/15/23	3.700%	40,000	38,600
06/24/24	4.550%	139,000	137,957

Williams Partners LP
09/15/45	5.100%	400,000	380,180

Zayo Group LLC/Capital, Inc.
04/01/23	6.000%	112,000	116,480
05/15/25	6.375%	66,000	68,970

Zekelman Industries, Inc.(a)
06/15/23	9.875%	20,000	22,400

Total			39,721,338

VIRGIN ISLANDS —%
Platform Specialty Products Corp.(a)
02/01/22	6.500%	28,000	28,210

Total Corporate Bonds & Notes
(Cost: $48,804,968)			48,988,788

Residential Mortgage-Backed Securities — Agency 0.1%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
UNITED STATES 0.1%
Federal Home Loan Mortgage Corp.
09/01/17	6.500%	1,841	1,848
05/01/18	4.500%	10,235	10,501
04/01/33	6.000%	113,371	131,060

Federal National Mortgage Association
04/01/17	6.500%	1,497	1,500

Total			144,909

Total Residential Mortgage-Backed Securities — Agency
(Cost: $130,259)			144,909

Residential Mortgage-Backed Securities — Non-Agency 3.1%
UNITED STATES 3.1%
Citigroup Mortgage Loan Trust, Inc. CMO Series 2013-2 Class 1A3(a)(b)
11/25/37	3.150%	2,997,157	2,934,109

Vericrest Opportunity Loan Transferee XXXV LLC CMO Series 2016-NPL9 Class A1(a)
09/25/46	3.500%	1,942,344	1,937,814

Total			4,871,923

Total Residential Mortgage-Backed Securities — Non-Agency
(Cost: $4,986,534)			4,871,923

Commercial Mortgage-Backed Securities — Non-Agency 0.1%
UNITED STATES 0.1%
Rialto Real Estate Fund LP Series 2014-LT5 Class A(a)
05/15/24	2.850%	83,359	83,205

Total Commercial Mortgage-Backed Securities — Non-Agency
(Cost: $83,380)			83,205

Asset-Backed Securities — Non-Agency 5.9%
UNITED STATES 5.9%
Centre Point Funding LLC Series 2012-2A Class 1(a)
08/20/21	2.610%	2,053,492	2,020,731

Exeter Automobile Receivables Trust Series 2015-1A Class A(a)
06/17/19	1.600%	406,967	406,993

SBA Tower Trust(a)
04/16/18	2.240%	6,500,000	6,453,690

Westgate Resorts LLC Series 2013-1A Class B(a)
08/20/25	3.750%	269,005	268,356

Total			9,149,770

Total Asset-Backed Securities — Non-Agency
(Cost: $9,252,562)			9,149,770

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016	45

COLUMBIA VARIABLE PORTFOLIO FUNDS

PORTFOLIO OF INVESTMENTS (continued)

Columbia Variable Portfolio – Global Bond Fund

December 31, 2016

U.S. Treasury Obligations 10.5%
Issuer	Coupon Rate	Principal Amount ($)		Value ($)
UNITED STATES 10.5%
U.S. Treasury
09/30/18	0.750%		10,400,000	10,330,125
07/31/21	1.125%		4,400,000	4,252,875
08/15/46	2.250%		2,200,000	1,849,804

Total				16,432,804

Total U.S. Treasury Obligations
(Cost: $16,996,001)				16,432,804

Foreign Government Obligations(c)(d) 39.1%
ARGENTINA 0.9%
Argentina Republic Government International Bond(a)
04/22/21	6.875%		500,000	532,500
04/22/26	7.500%		700,000	733,250
04/22/46	7.625%		150,000	149,625

Total				1,415,375

BRAZIL 0.4%
Petrobras Global Finance BV
01/27/21	5.375%		106,000	102,820
03/17/24	6.250%		563,000	540,030

Total				642,850

CANADA —%
NOVA Chemicals Corp.(a)
05/01/25	5.000%		46,000	45,066

COLOMBIA 1.4%
Empresas Publicas de Medellin ESP(a)
09/10/24	7.625%	COP	7,105,000,000	2,189,926

CROATIA 0.1%
Croatia Government International Bond(a)
01/26/24	6.000%		200,000	216,750

DOMINICAN REPUBLIC 0.8%
Dominican Republic International Bond(a)
04/20/27	8.625%		1,092,000	1,227,026

EL SALVADOR 0.2%
El Salvador Government International Bond(a)
301/24/23	7.750%		252,000	261,339

GEORGIA 0.6%
Georgian Railway JSC(a)
07/11/22	7.750%		931,000	989,187

Foreign Government Obligations(c)(d) (continued)
Issuer	Coupon Rate	Principal Amount ($)		Value ($)
GERMANY 5.2%
Bundesrepublik Deutschland(a)(e)
08/15/26	0.000%		7,850,000	8,109,583

GUATEMALA 0.5%
Guatemala Government Bond(a)
06/06/22	5.750%		728,000	782,039

HUNGARY 1.5%
Hungary Government International Bond
03/25/24	5.375%		378,000	412,965

MFB Hungarian Development Bank(a)
10/21/20	6.250%		1,675,000	1,846,399

Total				2,259,364

INDONESIA 1.4%
Indonesia Government International Bond(a)
05/05/21	4.875%		364,000	386,295
01/15/24	5.875%		1,324,000	1,460,774
01/17/38	7.750%		202,000	259,222

Total				2,106,291

ITALY 0.3%
Italy Buoni Poliennali Del Tesoro
11/01/26	7.250%	EUR	191	300

Italy Buoni Poliennali Del Tesoro(a)
03/01/47	2.700%	EUR	517,000	522,109

Total				522,409

JAPAN 0.4%
Japan Government 30-Year Bond
09/20/46	0.500%	JPY	71,000,000	574,348

KAZAKHSTAN 0.1%
KazMunayGas National Co. JSC(a)
07/02/18	9.125%		199,000	216,114

MEXICO 1.2%
Mexican Bonos
12/05/24	10.000%	MXN	11,720,000	654,261

Mexico Government International Bond
09/27/34	6.750%		104,000	123,240

Petroleos Mexicanos
01/24/22	4.875%		430,000	431,290
01/18/24	4.875%		563,000	545,891

Petroleos Mexicanos(a)
09/21/23	4.625%		165,000	160,512

Total				1,915,194

The accompanying Notes to Financial Statements are an integral part of this statement.

46	Annual Report 2016

COLUMBIA VARIABLE PORTFOLIO FUNDS

PORTFOLIO OF INVESTMENTS (continued)

Columbia Variable Portfolio – Global Bond Fund

December 31, 2016

Foreign Government Obligations(c)(d) (continued)
Issuer	Coupon Rate	Principal Amount ($)		Value ($)
PANAMA 0.2%
Ena Norte Trust(a)
04/25/23	4.950%		268,827	278,236

PHILIPPINES 0.2%
Power Sector Assets & Liabilities Management Corp.(a)
05/27/19	7.250%		232,000	257,520

ROMANIA 0.2%
Romanian Government International Bond(a)
01/22/24	4.875%		232,000	245,340

RUSSIAN FEDERATION 15.3%
Gazprom OAO Via Gaz Capital SA(a)
03/07/22	6.510%		1,274,000	1,405,375

Russian Federal Bond — OFZ
04/14/21	7.600%	RUB	1,367,000,000	21,859,521

Russian Foreign Bond — Eurobond(a)(b)
03/31/30	7.500%		501,830	604,203

Total				23,869,099

SERBIA 0.2%
Serbia International Bond(a)
12/03/18	5.875%		232,000	242,730

SOUTH KOREA 0.9%
Korea Treasury Bond
06/10/26	1.875%	KRW	1,800,000,000	1,466,276

SPAIN 1.7%
Spain Government Bond(a)
10/31/25	2.150%	EUR	1,196,000	1,349,926
10/31/44	5.150%	EUR	780,000	1,245,204

Total				2,595,130

TRINIDAD AND TOBAGO 0.6%
Petroleum Co. of Trinidad & Tobago Ltd.(a)
08/14/19	9.750%		883,000	950,205

UNITED KINGDOM 4.6%
United Kingdom Gilt(a)
07/22/26	1.500%		3,928,931	4,955,254
01/22/45	3.500%	GBP	1,330,000	2,219,991

Total				7,175,245

ZAMBIA 0.2%
Zambia Government International Bond(a)
04/14/24	8.500%		362,000	353,156

Total Foreign Government Obligations
(Cost: $61,786,924)				60,905,798

Senior Loans 0.2%
Borrower	Weighted Average Coupon	Principal Amount ($)	Value ($)
UNITED STATES 0.2%
Ancestry.com Operations, Inc. 2nd Lien Term Loan(b)(f)
10/19/24	9.250%	16,048	16,369

Chesapeake Energy Corp. Tranche A Term Loan(b)(f)
08/23/21	8.500%	46,701	50,768

Greeneden U.S. Holdings I, LLC Term Loan(b)(f)
12/01/23	6.250%	16,000	16,270

Kronos, Inc. 2nd Lien Term Loan(b)(f)
11/01/24	9.250%	23,000	23,676

Manitowoc Foodservice, Inc. Tranche B Term Loan(b)(f)
03/03/23	5.750%	22,000	22,302

Rite Aid Corp. Tranche 1 2nd Lien Term Loan(b)(f)
08/21/20	5.750%	182,000	183,061

Serta Simmons Holdings, LLC 2nd Lien Term Loan(b)(f)
11/08/24	9.000%	58,567	58,762

UFC Holdings LLC(b)(f)
1st Lien Term Loan
08/18/23	5.000%	13,000	13,156
2nd Lien Term Loan
08/18/24	8.500%	4,000	4,105

Total			388,469

Total Senior Loans
(Cost: $380,772)			388,469

Money Market Funds 8.3%
		Shares	Value
Columbia Short-Term Cash Fund, 0.594%(g)(h)		12,905,367	12,905,367

Total Money Market Funds
(Cost: $12,905,367)			12,905,367

Total Investments
(Cost: $155,326,767)			153,871,033

Other Assets & Liabilities, Net			1,800,861

Net Assets			155,671,894

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016	47

COLUMBIA VARIABLE PORTFOLIO FUNDS

PORTFOLIO OF INVESTMENTS (continued)

Columbia Variable Portfolio – Global Bond Fund

December 31, 2016

At December 31, 2016, cash totaling $3,465,590 was pledged as collateral.

Investments in Derivatives

Forward Foreign Currency Exchange Contracts Open at December 31, 2016

Counterparty	Exchange Date	Currency to be Delivered	Currency to be Received	Unrealized Appreciation ($)	Unrealized Depreciation ($)
BNP Paribas	01/12/2017	22,340,000 AUD	16,609,361 USD	491,212	—

BNP Paribas	01/12/2017	15,106,696 USD	20,219,000 AUD	—	(518,834)

BNP Paribas	01/13/2017	225,281 USD	319,000 NZD	—	(3,745)

Barclays	01/12/2017	56,337,000 CNH	8,121,175 USD	66,156	—

Barclays	01/13/2017	492,000 MXN	23,863 USD	163	—

Barclays	01/13/2017	882,499 USD	8,121,000 SEK	9,435	—

Citi	01/12/2017	107,649,000 CNH	15,522,958 USD	131,390	—

Citi	01/12/2017	25,982,000 EUR	27,932,079 USD	570,066	—

Citi	01/12/2017	3,276,000 NOK	391,974 USD	12,574	—

Citi	01/12/2017	132,674,000 NOK	15,286,539 USD	—	(78,727)

Citi	01/12/2017	15,352,496 USD	14,714,000 EUR	143,027	—

Citi	01/12/2017	6,150,823 USD	5,704,000 EUR	—	(143,859)

Citi	01/12/2017	16,238,653 USD	135,950,000 NOK	—	(493,987)

Citi	01/13/2017	1,957,070 USD	2,657,900 AUD	—	(39,467)

Citi	01/13/2017	615,401 USD	4,297,000 DKK	—	(6,645)

Citi	01/13/2017	488,115 USD	17,300,000 THB	—	(5,050)

Credit Suisse	01/13/2017	11,765,100 EUR	12,490,525 USD	99,849	—

Credit Suisse	01/13/2017	1,080,000 EUR	1,130,771 USD	—	(6,655)

Credit Suisse	01/13/2017	243,081,600 RUB	3,760,181 USD	—	(191,446)

Credit Suisse	01/13/2017	38,262,604 USD	35,866,235 EUR	—	(489,283)

HSBC	01/12/2017	22,083,000 CHF	21,818,773 USD	119,253	—

HSBC	01/12/2017	27,973,973 USD	28,160,000 CHF	—	(302,982)

HSBC	01/13/2017	6,600,000,000 COP	2,083,005 USD	—	(111,377)

HSBC	01/13/2017	93,000,000 JPY	809,606 USD	13,455	—

HSBC	01/13/2017	1,116,325,360 RUB	17,270,686 USD	—	(876,725)

HSBC	01/13/2017	29,058,514 USD	3,211,053,000 JPY	—	(1,569,468)

HSBC	01/13/2017	322,523 USD	1,432,000 MYR	—	(3,499)

HSBC	01/13/2017	417,112 USD	6,000,000 ZAR	18,963	—

Morgan Stanley	01/13/2017	970,000 PLN	229,437 USD	—	(2,321)

Morgan Stanley	01/13/2017	461,652 USD	1,930,000 PLN	—	(526)

Standard Chartered	01/13/2017	150,000 GBP	184,643 USD	—	(266)

Standard Chartered	01/13/2017	54,064,764,000 IDR	3,954,994 USD	—	(50,827)

Standard Chartered	01/13/2017	2,100,000,000 KRW	1,798,715 USD	59,844	—

Standard Chartered	01/13/2017	1,308,259 USD	1,315,000 CHF	—	(15,994)

Standard Chartered	01/13/2017	1,113,495 USD	889,700 GBP	—	(16,741)

Standard Chartered	01/13/2017	3,623,263 USD	49,530,000,000 IDR	46,564	—

Standard Chartered	01/13/2017	2,205,726 USD	2,600,000,000 KRW	—	(52,838)

Standard Chartered	01/13/2017	241,315 USD	2,060,000 NOK	—	(2,740)

Standard Chartered	01/13/2017	309,338 USD	440,000 SGD	—	(5,525)

State Street	01/12/2017	1,363,659,000 JPY	12,023,505 USD	350,248	—

The accompanying Notes to Financial Statements are an integral part of this statement.

48	Annual Report 2016

COLUMBIA VARIABLE PORTFOLIO FUNDS

PORTFOLIO OF INVESTMENTS (continued)

Columbia Variable Portfolio – Global Bond Fund

December 31, 2016

Forward Foreign Currency Exchange Contracts Open at December 31, 2016 (continued)

Counterparty	Exchange Date	Currency to be Delivered	Currency to be Received	Unrealized Appreciation ($)	Unrealized Depreciation ($)
State Street	01/12/2017	7,815,000 NZD	5,556,074 USD	128,598	—

State Street	01/12/2017	11,996,648 USD	1,363,659,000 JPY	—	(323,392)

State Street	01/12/2017	5,600,686 USD	7,815,000 NZD	—	(173,209)

State Street	01/13/2017	225,000 CAD	167,038 USD	—	(561)

State Street	01/13/2017	4,332,411 USD	5,798,000 CAD	—	(13,583)

UBS	01/12/2017	4,843,326,000 KRW	4,133,765 USD	123,370	—

Total				2,384,167	(5,500,272)

Futures Contracts Outstanding at December 31, 2016

Long Futures Contracts Outstanding

Contract Description	Number of Contracts	Trading Currency	Notional Market Value ($)	Expiration Date	Unrealized Appreciation ($)	Unrealized (Depreciation) ($)
Australian 10-Year Bond	31	AUD	2,857,748	03/2017	12,235	—
Australian 3-Year Bond	326	AUD	26,223,536	03/2017	—	(53,524)
Euro-Bund	235	EUR	40,606,253	03/2017	594,613	—
Euro-Buxl 30-Year	29	EUR	5,297,021	03/2017	136,627	—
U.S. Treasury 5-Year Note	1	USD	117,664	03/2017	—	(283)

Total			75,102,222		743,475	(53,807)

Short Futures Contracts Outstanding

Contract Description	Number of Contracts	Trading Currency	Notional Market Value ($)	Expiration Date	Unrealized Appreciation ($)	Unrealized (Depreciation) ($)
Euro-BTP	(246)	EUR	(35,038,795)	03/2017	—	(646,617)
U.S. Long Bond	(6)	USD	(903,938)	03/2017	7,021	—
U.S. Treasury 10-Year Note	(65)	USD	(8,078,281)	03/2017	—	(78,857)
U.S. Treasury 2-Year Note	(20)	USD	(4,333,750)	03/2017	3,094	—
U.S. Ultra Bond	(19)	USD	(3,044,750)	03/2017	27,428	—

Total			(51,399,514)		37,543	(725,474)

Credit Default Swap Contracts Outstanding at December 31, 2016

Buy Protection

Counterparty	Reference Entity	Expiration Date	Pay Fixed Rate (%)	Notional Currency	Notional Amount	Market Value ($)	Premium Paid ($)	Premium Received ($)	Periodic Payments Receivable (Payable) ($)	Unrealized Appreciation ($)	Unrealized Depreciation ($)
Barclays	Markit CDX Emerging Markets Index, Series 26	12/20/2021	1.000	USD	2,100,000	131,014	134,477	—	(641)	—	(4,104)

Barclays	Markit CDX Emerging Markets Index, Series 26	12/20/2021	1.000	USD	2,370,000	147,858	148,908	—	(724)	—	(1,774)
Total							283,385	—		—	(5,878)

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016	49

COLUMBIA VARIABLE PORTFOLIO FUNDS

PORTFOLIO OF INVESTMENTS (continued)

Columbia Variable Portfolio – Global Bond Fund

December 31, 2016

Cleared Credit Default Swap Contracts Outstanding at December 31, 2016

Buy Protection

Counterparty	Reference Entity	Expiration Date	Pay Fixed Rate (%)	Notional Currency	Notional Amount	Unrealized Appreciation ($)	Unrealized Depreciation ($)
Morgan Stanley	Markit CDX North America High Yield Index, Series 27	12/20/2021	5.000	USD	8,430,000	—	(212,598)

Morgan Stanley	Markit CDX North America Investment Grade Index, Series 27	12/20/2021	1.000	USD	21,100,000	—	(107,017)

Morgan Stanley	Markit iTraxx Europe Crossover Index, Series 26	12/20/2021	5.000	EUR	14,400,000	—	(289,570)
Total						—	(609,185)

Cleared Interest Rate Swap Contracts Outstanding at December 31, 2016

Counterparty	Fund Receives	Fund Pays	Expiration Date	Notional Currency	Notional Amount	Unrealized Appreciation ($)	Unrealized Depreciation ($)
Morgan Stanley	Fixed rate of 2.420%	6-Month PLN-WIBOR	12/05/2021	PLN	71,300,000	32,977	—

Morgan Stanley	6-Month HUF-BUBOR	Fixed rate of 1.550%	12/05/2021	HUF	4,900,000,000	—	(359,941)

Morgan Stanley	Fixed rate of 1.513%	3-Month CAD Canadian Bankers Acceptances (BA)	06/23/2026	CAD	4,850,000	—	(118,623)

Morgan Stanley	Fixed rate of 0.254%	6-Month JPY LIBOR-BBA	07/19/2046	JPY	551,441,313	—	(754,888)

Total						32,977	(1,233,452)

Notes to Portfolio of Investments

(a)	Represents privately placed and other securities and instruments exempt from SEC registration (collectively, private placements), such as Section 4(a)(2) and Rule 144A eligible securities, which are often sold only to qualified institutional buyers. The Fund may invest in private placements determined to be liquid as well as those determined to be illiquid. Private placements may be determined to be liquid under guidelines established by the Fund’s Board of Trustees. At December 31, 2016, the value of these securities amounted to $67,250,107 or 43.20% of net assets.

(b)	Variable rate security.

(c)	Principal amounts are denominated in United States Dollars unless otherwise noted.

(d)	Principal and interest may not be guaranteed by the government.

(e)	Zero coupon bond.

(f)	Senior loans have interest rates that float periodically based primarily on the London Interbank Offered Rate (“LIBOR”) and other short-term rates. The interest rate shown reflects the weighted average coupon as of December 31, 2016. The interest rate shown for senior loans purchased on a when-issued or delayed delivery basis, if any, reflects an estimated average coupon. Remaining maturities of senior loans may be less than the stated maturities shown as a result of contractual or optional prepayments by the borrower. Such prepayments cannot be predicted.

(g)	The rate shown is the seven-day current annualized yield at December 31, 2016.

(h)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended December 31, 2016 are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds From Sales ($)	Realized Gain (Loss) ($)	Ending Cost ($)	Dividends — Affiliated Issuers ($)	Value ($)
Columbia Short-Term Cash Fund	22,170,573	191,232,365	(200,498,219)	648	12,905,367	66,558	12,905,367

Abbreviation Legend

CMO	Collateralized Mortgage Obligation
PIK	Payment-in-Kind

The accompanying Notes to Financial Statements are an integral part of this statement.

50	Annual Report 2016

COLUMBIA VARIABLE PORTFOLIO FUNDS

PORTFOLIO OF INVESTMENTS (continued)

Columbia Variable Portfolio – Global Bond Fund

December 31, 2016

Currency Legend

AUD	Australian Dollar
CAD	Canadian Dollar
CHF	Swiss Franc
CNH	Yuan Offshore Renminbi
COP	Colombian Peso
DKK	Danish Krone
EUR	Euro
GBP	British Pound
HUF	Hungarian Forint
IDR	Indonesian Rupiah
JPY	Japanese Yen
KRW	Korean Won
MXN	Mexican Peso
MYR	Malaysia Ringgits
NOK	Norwegian Krone
NZD	New Zealand Dollar
PLN	Polish Zloty
RUB	Russian Rouble
SEK	Swedish Krona
SGD	Singapore Dollar
THB	Thailand Baht
USD	US Dollar
ZAR	South African Rand

Fair Value Measurements

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

∎

Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

∎	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

∎	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Certain investments that have been measured at fair value using the net asset value (NAV) per share (or its equivalent) are not categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to reconcile the fair value hierarchy to the amounts presented in the Portfolio of Investments. The Columbia Short-Term Cash Fund seeks to provide shareholders with maximum current income consistent with liquidity and stability of principal. Columbia Short-Term Cash Fund prices its shares with a floating NAV and no longer seeks to maintain a stable NAV.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016	51

COLUMBIA VARIABLE PORTFOLIO FUNDS

PORTFOLIO OF INVESTMENTS (continued)

Columbia Variable Portfolio – Global Bond Fund

December 31, 2016

Fair Value Measurements (continued)

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The following table is a summary of the inputs used to value the Fund’s investments at December 31, 2016:

	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Investments

Corporate Bonds & Notes	—	48,988,788	—	48,988,788

Residential Mortgage-Backed Securities — Agency	—	144,909	—	144,909

Residential Mortgage-Backed Securities — Non-Agency	—	4,871,923	—	4,871,923

Commercial Mortgage-Backed Securities — Non-Agency	—	83,205	—	83,205

Asset-Backed Securities — Non-Agency	—	9,149,770	—	9,149,770

U.S. Treasury Obligations	16,432,804	—	—	16,432,804

Foreign Government Obligations	—	60,905,798	—	60,905,798

Senior Loans	—	388,469	—	388,469

Investments measured at net asset value

Money Market Funds	—	—	—	12,905,367

Total Investments	16,432,804	124,532,862	—	153,871,033

Derivatives

Assets

Forward Foreign Currency Exchange Contracts	—	2,384,167	—	2,384,167

Futures Contracts	781,018	—	—	781,018

Swap Contracts	—	32,977	—	32,977

Liabilities

Forward Foreign Currency Exchange Contracts	—	(5,500,272)	—	(5,500,272)

Futures Contracts	(779,281)	—	—	(779,281)

Swap Contracts	—	(1,848,515)	—	(1,848,515)

Total	16,434,541	119,601,219	—	148,941,127

See the Portfolio of Investments for all investment classifications not indicated in the table.

The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets.

Derivative instruments are valued at unrealized appreciation (depreciation).

There were no transfers of financial assets between levels during the period.

The accompanying Notes to Financial Statements are an integral part of this statement.

52	Annual Report 2016

COLUMBIA VARIABLE PORTFOLIO FUNDS

PORTFOLIO OF INVESTMENTS

Columbia Variable Portfolio – Intermediate Bond Fund

December 31, 2016

(Percentages represent value of investments compared to net assets)

Corporate Bonds & Notes 40.5%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
AEROSPACE & DEFENSE 0.7%
Bombardier, Inc.(a)
12/01/21	8.750%	659,000	699,364

L-3 Communications Corp.
12/15/26	3.850%	16,875,000	16,773,969

Lockheed Martin Corp.
09/01/36	6.150%	4,235,000	5,298,104
12/15/42	4.070%	5,674,000	5,600,533
03/01/45	3.800%	5,875,000	5,563,742

TransDigm, Inc.
07/15/24	6.500%	1,707,000	1,785,949

TransDigm, Inc.(a)
06/15/26	6.375%	1,105,000	1,134,835

Total			36,856,496

AUTOMOTIVE 0.2%
Delphi Automotive PLC
10/01/46	4.400%	3,475,000	3,192,795

Ford Motor Co.
02/01/29	6.375%	4,200,000	4,790,827

Gates Global LLC/Co.(a)
07/15/22	6.000%	1,235,000	1,207,830

IHO Verwaltungs GmbH PIK(a)
09/15/26	4.750%	662,000	638,830

ZF North America Capital, Inc.(a)
04/29/25	4.750%	1,526,000	1,552,705

Total			11,382,987

BANKING 10.7%
Ally Financial, Inc.
09/30/24	5.125%	2,423,000	2,465,403

Bank of America Corp. Subordinated
01/22/25	4.000%	2,685,000	2,688,372

Bank of New York Mellon Corp. (The)
05/15/19	5.450%	5,275,000	5,691,535

Bank of New York Mellon Corp. (The)(b) Junior Subordinated
12/29/49	4.500%	14,040,000	12,741,300
12/31/49	4.625%	8,880,000	8,145,802

BankBoston Capital Trust IV Junior Subordinated(b)
06/08/28	1.551%	1,771,000	1,585,045

Barclays PLC
01/12/26	4.375%	5,315,000	5,391,568
Subordinated
05/12/26	5.200%	3,035,000	3,092,993

Citigroup, Inc. Subordinated
08/25/36	6.125%	1,663,000	1,929,664

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Citigroup, Inc.(b)
08/14/17	1.392%	16,060,000	16,067,837

Discover Financial Services
04/27/22	5.200%	5,900,000	6,356,365
11/21/22	3.850%	9,032,000	9,169,584

Fifth Third Bancorp Junior Subordinated(b)
12/31/49	5.100%	18,118,000	16,849,740

HBOS PLC Subordinated(a)
05/21/18	6.750%	15,545,000	16,392,156

JPMorgan Chase & Co.(b) Junior Subordinated
12/29/49	6.000%	2,902,000	2,912,883
12/31/49	6.100%	76,195,000	76,766,462

JPMorgan Chase Capital XXI Junior Subordinated(b)
02/02/37	1.834%	48,311,000	41,728,626

JPMorgan Chase Capital XXIII Junior Subordinated(b)
05/15/47	1.906%	19,207,000	15,855,378

KeyCorp Capital I Junior Subordinated(b)
07/01/28	1.738%	18,753,000	16,502,640

KeyCorp Junior Subordinated(b)
12/31/49	5.000%	20,060,000	18,555,500

Lloyds Banking Group PLC Subordinated
12/10/25	4.582%	35,735,000	35,907,743

M&T Bank Corp. Junior Subordinated(b)
12/31/49	5.125%	19,897,000	19,250,347

Mellon Capital IV Junior Subordinated(b)
06/29/49	4.000%	1,625,000	1,316,250

NB Capital Trust III Junior Subordinated(b)
01/15/27	1.430%	2,479,000	2,243,495

NTC Capital II(b)
04/15/27	1.470%	1,420,000	1,285,100

Northern Trust Corp. Junior Subordinated(b)
12/31/49	4.600%	2,615,000	2,487,519

PNC Bank NA
06/01/25	3.250%	4,870,000	4,862,257

Santander Issuances SAU Subordinated
11/19/25	5.179%	14,890,000	15,030,011

Santander UK Group Holdings PLC(a) Subordinated
09/15/25	4.750%	19,519,000	19,109,121
09/15/45	5.625%	8,916,000	8,739,998

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016	53

COLUMBIA VARIABLE PORTFOLIO FUNDS

PORTFOLIO OF INVESTMENTS (continued)

Columbia Variable Portfolio – Intermediate Bond Fund

December 31, 2016

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
State Street Corp.(b)
06/15/37	1.000%	16,020,000	14,157,675

SunTrust Capital I Junior Subordinated(b)
05/15/27	1.576%	6,500,000	5,598,125

Synchrony Financial
01/15/19	2.600%	7,747,000	7,786,184

Synovus Financial Corp. Subordinated(b)
12/15/25	5.750%	14,860,000	15,454,400

U.S. Bancorp Subordinated
04/27/26	3.100%	9,555,000	9,302,366

Wachovia Capital Trust II Junior Subordinated(b)
01/15/27	1.380%	5,431,000	4,874,322

Wells Fargo & Co.(b) Junior Subordinated
12/31/49	5.875%	16,805,000	17,477,200
12/31/49	5.900%	80,263,000	80,664,315

Total			546,435,281

BROKERAGE/ASSET MANAGERS/EXCHANGES —%
E*TRADE Financial Corp.
09/15/23	4.625%	1,539,000	1,569,780

NPF Corp.(a)
07/15/21	9.000%	148,000	156,140

Total			1,725,920

BUILDING MATERIALS 0.1%
Allegion PLC
09/15/23	5.875%	1,090,000	1,155,400

American Builders & Contractors Supply Co., Inc.(a)
12/15/23	5.750%	304,000	313,120

Beacon Roofing Supply, Inc.
10/01/23	6.375%	1,454,000	1,551,244

Gibraltar Industries, Inc.
02/01/21	6.250%	303,000	312,090

HD Supply, Inc.(a)
04/15/24	5.750%	470,000	496,179

Total			3,828,033

CABLE AND SATELLITE 1.3%
Altice US Finance I Corp.(a)
05/15/26	5.500%	2,018,000	2,058,360

CCO Holdings LLC/Capital Corp.(a)
05/01/25	5.375%	2,234,000	2,301,020
05/01/26	5.500%	404,000	412,080
05/01/27	5.875%	1,878,000	1,948,425

CSC Holdings LLC(a)
10/15/25	6.625%	1,441,000	1,570,690
10/15/25	10.875%	2,649,000	3,139,065

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Cequel Communications Holdings I LLC/Capital Corp.(a)
12/15/21	5.125%	2,022,000	2,057,385

Charter Communication Operating LLC/Capital
10/23/45	6.484%	8,855,000	10,237,080

DISH DBS Corp.
06/01/21	6.750%	1,877,000	2,036,545
07/01/26	7.750%	2,979,000	3,358,822

Sirius XM Radio, Inc.(a)
04/15/25	5.375%	1,184,000	1,181,040

Sky PLC(a)
09/16/24	3.750%	17,978,000	18,035,062

Time Warner Entertainment Co. LP
07/15/33	8.375%	6,345,000	8,313,289

Unitymedia Hessen GmbH & Co. KG NRW(a)
01/15/23	5.500%	2,450,000	2,529,625

Videotron Ltd.
07/15/22	5.000%	1,043,000	1,069,075

Virgin Media Finance PLC(a)
01/15/25	5.750%	1,190,000	1,192,975

Virgin Media Secured Finance PLC(a)
01/15/26	5.250%	1,164,000	1,149,450
08/15/26	5.500%	321,000	320,197

Ziggo Secured Finance BV(a)
01/15/27	5.500%	2,555,000	2,490,614

Total			65,400,799

CHEMICALS 0.7%
Angus Chemical Co.(a)
02/15/23	8.750%	1,265,000	1,290,300

Axalta Coating Systems LLC(a)
08/15/24	4.875%	843,000	843,000

Celanese U.S. Holdings LLC
06/15/21	5.875%	10,687,000	11,868,031
11/15/22	4.625%	4,578,000	4,823,097

Chemours Co. (The)
05/15/23	6.625%	1,544,000	1,528,560

Eco Services Operations LLC/Finance Corp.(a)
11/01/22	8.500%	1,009,000	1,072,062

Huntsman International LLC
11/15/22	5.125%	478,000	487,560

INEOS Group Holdings SA(a)
08/01/24	5.625%	1,447,000	1,436,147

LyondellBasell Industries NV
02/26/55	4.625%	6,905,000	6,416,430

PQ Corp.(a)
11/15/22	6.750%	1,190,000	1,273,300

Platform Specialty Products Corp.(a)
05/01/21	10.375%	399,000	441,893
02/01/22	6.500%	965,000	972,238

WR Grace & Co.(a)
10/01/24	5.625%	1,243,000	1,305,150

Total			33,757,768

The accompanying Notes to Financial Statements are an integral part of this statement.

54	Annual Report 2016

COLUMBIA VARIABLE PORTFOLIO FUNDS

PORTFOLIO OF INVESTMENTS (continued)

Columbia Variable Portfolio – Intermediate Bond Fund

December 31, 2016

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CONSTRUCTION MACHINERY 0.2%
Herc Rentals, Inc.(a)
06/01/24	7.750%	66,000	69,383

John Deere Capital Corp.(b)
01/16/18	1.170%	10,355,000	10,365,220

United Rentals North America, Inc.
09/15/26	5.875%	1,723,000	1,772,536
05/15/27	5.500%	263,000	261,028

Total			12,468,167

CONSUMER CYCLICAL SERVICES 0.1%
APX Group, Inc.
12/01/19	6.375%	962,000	989,657
12/01/20	8.750%	625,000	629,688
12/01/22	7.875%	1,835,000	1,986,387

IHS Markit Ltd.(a)
11/01/22	5.000%	1,172,000	1,215,950

Interval Acquisition Corp.
04/15/23	5.625%	1,477,000	1,506,540

Ritchie Bros. Auctioneers, Inc.(a)
01/15/25	5.375%	210,000	214,200

Total			6,542,422

CONSUMER PRODUCTS 0.1%
Prestige Brands, Inc.(a)
03/01/24	6.375%	1,304,000	1,369,200

Scotts Miracle-Gro Co. (The)(a)
10/15/23	6.000%	977,000	1,033,178
12/15/26	5.250%	128,000	128,160

Spectrum Brands, Inc.
07/15/25	5.750%	1,433,000	1,486,737

Springs Industries, Inc.
06/01/21	6.250%	1,092,000	1,130,220

Tempur Sealy International, Inc.
10/15/23	5.625%	722,000	745,465
06/15/26	5.500%	453,000	455,265

Total			6,348,225

DIVERSIFIED MANUFACTURING 1.5%
Entegris, Inc.(a)
04/01/22	6.000%	1,056,000	1,098,240

General Electric Co. Junior Subordinated(b)
12/31/49	5.000%	71,229,000	74,078,160

SPX FLOW, Inc.(a)
08/15/24	5.625%	302,000	304,265
08/15/26	5.875%	1,113,000	1,113,000

WESCO Distribution, Inc.(a)
06/15/24	5.375%	466,000	467,165

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Zekelman Industries, Inc.(a)
06/15/23	9.875%	387,000	433,440

Total			77,494,270

ELECTRIC 3.0%
AES Corp. (The)
05/15/26	6.000%	1,044,000	1,059,660

Arizona Public Service Co.
09/15/26	2.550%	5,075,000	4,788,065
11/15/45	4.350%	5,390,000	5,548,116

Calpine Corp.
01/15/23	5.375%	1,515,000	1,480,912

Cleco Corporate Holdings LLC(a)
05/01/26	3.743%	8,650,000	8,518,901
05/01/46	4.973%	3,730,000	3,775,972

Cleveland Electric Illuminating Co. (The)
12/15/36	5.950%	2,650,000	2,942,353

Consolidated Edison Co. of New York, Inc.
06/15/46	3.850%	5,755,000	5,491,041

DTE Energy Co.
10/01/26	2.850%	13,110,000	12,183,359

Duke Energy Corp.
09/01/46	3.750%	15,885,000	14,299,788

Duke Energy Ohio, Inc.
06/15/46	3.700%	3,162,000	2,989,064

Duke Energy Progress LLC
03/30/44	4.375%	3,020,000	3,129,418

Duke Energy Progress, Inc.
08/15/45	4.200%	5,232,000	5,323,816

Dynegy, Inc.
11/01/24	7.625%	290,000	267,525

Emera, Inc. Subordinated(b)
06/15/76	6.750%	28,205,000	30,179,350

Exelon Corp.
04/15/46	4.450%	3,100,000	3,034,671

Jersey Central Power & Light Co.
06/01/37	6.150%	1,681,000	1,923,538

NRG Energy, Inc.
07/15/22	6.250%	1,698,000	1,702,245
05/01/24	6.250%	45,000	43,762

NRG Energy, Inc.(a)
05/15/26	7.250%	689,000	685,555

NRG Yield Operating LLC
08/15/24	5.375%	1,842,000	1,851,210

Pacific Gas & Electric Co.
06/15/23	3.250%	6,396,000	6,525,334
03/01/26	2.950%	7,230,000	7,083,318
03/01/34	6.050%	1,840,000	2,302,701

Southern Co. (The)
07/01/46	4.400%	7,050,000	6,973,261

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016	55

COLUMBIA VARIABLE PORTFOLIO FUNDS

PORTFOLIO OF INVESTMENTS (continued)

Columbia Variable Portfolio – Intermediate Bond Fund

December 31, 2016

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Toledo Edison Co. (The)
05/15/37	6.150%	6,395,000	7,547,673

TransAlta Corp.
06/03/17	1.900%	10,780,000	10,726,100

Total			152,376,708

FINANCE COMPANIES 1.1%
AerCap Ireland Capital Ltd./Global Aviation Trust
10/30/20	4.625%	14,215,000	14,783,600
05/15/21	4.500%	12,092,000	12,531,544
10/01/21	5.000%	4,490,000	4,720,112

Aircastle Ltd.
02/15/22	5.500%	1,174,000	1,244,440

HSBC Finance Corp. Subordinated
01/15/21	6.676%	13,276,000	14,922,768

Navient Corp.
06/15/18	8.450%	1,435,000	1,546,213
07/26/21	6.625%	1,288,000	1,362,060

OneMain Financial Holdings LLC(a)
12/15/21	7.250%	1,715,000	1,787,887

Provident Funding Associates LP/Finance Corp.(a)
06/15/21	6.750%	1,200,000	1,206,000

Quicken Loans, Inc.(a)
05/01/25	5.750%	513,000	498,893

Total			54,603,517

FOOD AND BEVERAGE 2.2%
Anheuser-Busch InBev Finance, Inc.
02/01/26	3.650%	27,405,000	27,821,282
02/01/36	4.700%	7,150,000	7,520,856
02/01/46	4.900%	6,220,000	6,723,011

B&G Foods, Inc.
06/01/21	4.625%	305,000	311,100

ConAgra Foods, Inc.
01/25/23	3.200%	11,100,000	11,089,710

Dr. Pepper Snapple Group, Inc.
06/15/27	3.430%	7,905,000	7,880,281

FAGE International SA/USA Dairy Industry, Inc.(a)
08/15/26	5.625%	939,000	941,348

Kraft Heinz Foods Co.
06/01/46	4.375%	10,160,000	9,560,347

Lamb Weston Holdings, Inc.(a)
11/01/24	4.625%	296,000	296,740
11/01/26	4.875%	493,000	487,762

Molson Coors Brewing Co.
05/01/42	5.000%	6,845,000	7,155,441
07/15/46	4.200%	2,679,000	2,497,699

Mondelez International Holdings Netherlands BV(a)
10/28/21	2.000%	24,575,000	23,597,333

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Post Holdings, Inc.(a)
03/15/24	7.750%	1,120,000	1,243,200
08/15/26	5.000%	1,300,000	1,244,750

WhiteWave Foods Co. (The)
10/01/22	5.375%	1,274,000	1,395,030

Total			109,765,890

GAMING 0.2%
Boyd Gaming Corp.
05/15/23	6.875%	292,000	313,900

Boyd Gaming Corp.(a)
04/01/26	6.375%	482,000	519,114

GLP Capital LP/Financing II, Inc.
11/01/23	5.375%	1,219,000	1,304,330

International Game Technology PLC(a)
02/15/22	6.250%	1,798,000	1,928,355

Jack Ohio Finance LLC/1 Corp.(a)
11/15/21	6.750%	909,000	920,362

MGM Growth Properties Operating Partnership LP/Finance Co-Issuer, Inc.(a)
09/01/26	4.500%	505,000	484,800

MGM Growth Properties Operating Partnership LP/MGP Finance Co-Issuer, Inc.(a)
05/01/24	5.625%	490,000	513,275

MGM Resorts International
03/15/23	6.000%	1,495,000	1,614,600
09/01/26	4.625%	719,000	692,038

Rivers Pittsburgh Borrower LP/Finance Corp.(a)
08/15/21	6.125%	310,000	316,975

Scientific Games International, Inc.(a)
01/01/22	7.000%	2,165,000	2,321,962

Seminole Tribe of Florida, Inc.(a)
10/01/20	6.535%	346,000	347,730

SugarHouse HSP Gaming LP/Finance Corp.(a)
06/01/21	6.375%	340,000	339,150

Tunica-Biloxi Gaming Authority(a)(c)
11/15/16	0.000%	177,000	61,950

Total			11,678,541

HEALTH CARE 0.8%
Acadia Healthcare Co., Inc.
03/01/24	6.500%	1,202,000	1,229,045

Alere, Inc.(a)
07/01/23	6.375%	1,220,000	1,212,375

Amsurg Corp.
07/15/22	5.625%	1,510,000	1,556,810

Change Healthcare Holdings, Inc.
12/31/19	11.000%	577,000	597,195

Change Healthcare Holdings, Inc.(a)
02/15/21	6.000%	553,000	577,885

The accompanying Notes to Financial Statements are an integral part of this statement.

56	Annual Report 2016

COLUMBIA VARIABLE PORTFOLIO FUNDS

PORTFOLIO OF INVESTMENTS (continued)

Columbia Variable Portfolio – Intermediate Bond Fund

December 31, 2016

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
DaVita, Inc.
07/15/24	5.125%	1,539,000	1,535,153

Express Scripts Holding Co.
07/15/46	4.800%	5,230,000	5,007,338

Fresenius Medical Care U.S. Finance II, Inc.(a)
10/15/24	4.750%	1,021,000	1,031,210

HCA, Inc.
02/01/25	5.375%	1,609,000	1,613,022
04/15/25	5.250%	4,035,000	4,211,531

MEDNAX, Inc.(a)
12/01/23	5.250%	751,000	773,530

MPH Acquisition Holdings LLC(a)
06/01/24	7.125%	1,474,000	1,544,015

Memorial Sloan-Kettering Cancer Center
07/01/52	4.125%	15,770,000	15,228,048

Quintiles IMS, Inc.(a)
05/15/23	4.875%	221,000	224,315
10/15/26	5.000%	1,537,000	1,540,842

Sterigenics-Nordion Holdings LLC(a)
05/15/23	6.500%	1,602,000	1,630,035

Surgical Care Affiliates, Inc.(a)
04/01/23	6.000%	768,000	792,960

Tenet Healthcare Corp.
04/01/21	4.500%	1,884,000	1,865,160
04/01/22	8.125%	463,000	436,841

Tenet Healthcare Corp.(a)
01/01/22	7.500%	371,000	386,768

Total			42,994,078

HEALTHCARE INSURANCE 0.2%
Aetna, Inc.
06/15/36	4.250%	5,035,000	5,048,318

Centene Corp.
05/15/22	4.750%	876,000	884,760
02/15/24	6.125%	1,009,000	1,063,234
01/15/25	4.750%	278,000	271,397

Molina Healthcare, Inc.
11/15/22	5.375%	1,028,000	1,038,280

Total			8,305,989

HOME CONSTRUCTION 0.1%
CalAtlantic Group, Inc.
11/15/24	5.875%	951,000	965,265

Meritage Homes Corp.
04/01/22	7.000%	839,000	908,217

Taylor Morrison Communities, Inc./Monarch, Inc.(a)
04/15/23	5.875%	621,000	630,315

Toll Brothers Finance Corp.
11/15/25	4.875%	482,000	473,565

Total			2,977,362

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
INDEPENDENT ENERGY 1.4%
Anadarko Petroleum Corp.
09/15/36	6.450%	886,000	1,054,487

Canadian Natural Resources Ltd.
02/15/37	6.500%	2,210,000	2,528,808
02/01/39	6.750%	1,410,000	1,645,297

Carrizo Oil & Gas, Inc.
04/15/23	6.250%	2,955,000	3,028,875

Chesapeake Energy Corp.(a)
01/15/25	8.000%	461,000	470,220

Concho Resources, Inc.
04/01/23	5.500%	3,059,000	3,170,042

Continental Resources, Inc.
04/15/23	4.500%	1,281,000	1,255,380
06/01/24	3.800%	6,718,000	6,197,355

CrownRock LP/Finance, Inc.(a)
04/15/21	7.125%	450,000	468,000
02/15/23	7.750%	1,866,000	2,015,280

Denbury Resources, Inc.(a)
05/15/21	9.000%	861,000	932,033

Diamondback Energy, Inc.(a)
11/01/24	4.750%	215,000	210,700
05/31/25	5.375%	983,000	988,603

Extraction Oil & Gas Holdings LLC/Finance Corp.(a)
07/15/21	7.875%	1,928,000	2,062,960

Laredo Petroleum, Inc.
03/15/23	6.250%	3,125,000	3,234,375

Newfield Exploration Co.
01/30/22	5.750%	106,000	111,698
07/01/24	5.625%	1,243,000	1,295,827

Noble Energy, Inc.
11/15/44	5.050%	3,616,000	3,626,660

Oasis Petroleum, Inc.
01/15/23	6.875%	1,507,000	1,544,675

PDC Energy, Inc.(a)
09/15/24	6.125%	1,706,000	1,744,385

Parsley Energy LLC/Finance Corp.(a)
06/01/24	6.250%	1,827,000	1,922,552
01/15/25	5.375%	555,000	556,887

QEP Resources, Inc.
05/01/23	5.250%	47,000	47,118

RSP Permian, Inc.
10/01/22	6.625%	1,667,000	1,762,852

RSP Permian, Inc.(a)
01/15/25	5.250%	1,350,000	1,356,750

Ras Laffan Liquefied Natural Gas Co., Ltd. II(a)
09/30/20	5.298%	1,388,400	1,457,820

SM Energy Co.
06/01/25	5.625%	473,000	456,445
09/15/26	6.750%	1,182,000	1,217,460

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016	57

COLUMBIA VARIABLE PORTFOLIO FUNDS

PORTFOLIO OF INVESTMENTS (continued)

Columbia Variable Portfolio – Intermediate Bond Fund

December 31, 2016

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
WPX Energy, Inc.
01/15/22	6.000%	2,620,000	2,685,500

Whiting Petroleum Corp.
03/15/21	5.750%	1,016,000	1,011,773
04/01/23	6.250%	398,000	398,000

Woodside Finance Ltd.(a)
03/05/25	3.650%	12,198,000	11,916,031
09/15/26	3.700%	11,880,000	11,617,416

Total			73,992,264

INTEGRATED ENERGY 0.2%
Cenovus Energy, Inc.
11/15/39	6.750%	7,670,000	8,551,820

LEISURE —%
LTF Merger Sub, Inc.(a)
06/15/23	8.500%	774,000	801,090

Live Nation Entertainment, Inc.(a)
11/01/24	4.875%	667,000	668,667

Total			1,469,757

LIFE INSURANCE 1.1%
Five Corners Funding Trust(a)
11/15/23	4.419%	5,345,000	5,638,269

Massachusetts Mutual Life Insurance Co. Subordinated(a)
04/15/65	4.500%	2,355,000	2,152,647

MetLife Capital Trust X Junior Subordinated(a)(b)
04/08/38	9.250%	25,724,000	34,984,640

Prudential Financial, Inc.
12/01/17	6.000%	145,000	150,648

Teachers Insurance & Annuity Association of America Subordinated(a)
09/15/44	4.900%	3,375,000	3,631,659

Voya Financial, Inc.
06/15/26	3.650%	8,536,000	8,347,798
06/15/46	4.800%	3,201,000	3,112,025

Total			58,017,686

LODGING 0.1%
Hilton Domestic Operating Co., Inc.(a)
09/01/24	4.250%	663,000	643,110

Hilton Grand Vacations Borrower LLC/Inc.(a)
12/01/24	6.125%	315,000	327,206

Playa Resorts Holding BV(a)
08/15/20	8.000%	1,519,000	1,572,165

Total			2,542,481

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
MEDIA AND ENTERTAINMENT 1.2%
21st Century Fox America, Inc.
03/15/33	6.550%	5,274,000	6,402,093
03/01/37	6.150%	2,815,000	3,294,293
02/15/41	6.150%	5,917,000	6,998,438

AMC Networks, Inc.
04/01/24	5.000%	695,000	698,475

CBS Radio, Inc.(a)
11/01/24	7.250%	230,000	241,500

Lamar Media Corp.
02/01/26	5.750%	359,000	377,848

MDC Partners, Inc.(a)
05/01/24	6.500%	1,948,000	1,753,200

Match Group, Inc.
06/01/24	6.375%	1,220,000	1,287,100

Netflix, Inc.
02/15/25	5.875%	2,119,000	2,285,871

Netflix, Inc.(a)
11/15/26	4.375%	1,741,000	1,688,770

Outfront Media Capital LLC/Corp.
03/15/25	5.875%	1,482,000	1,548,690

Thomson Reuters Corp.
11/23/23	4.300%	1,782,000	1,864,264
05/15/26	3.350%	12,996,000	12,624,626

Time Warner, Inc.
01/15/26	3.875%	10,095,000	10,105,873
02/15/27	3.800%	10,465,000	10,405,569

Univision Communications, Inc.(a)
02/15/25	5.125%	1,720,000	1,644,750

Total			63,221,360

METALS 0.5%
Alcoa Nederland Holding BV(a)
09/30/24	6.750%	506,000	549,010
09/30/26	7.000%	401,000	439,095

ArcelorMittal(b)
02/25/22	7.250%	1,702,000	1,923,260
03/01/41	7.750%	2,594,000	2,762,610

BHP Billiton Finance USA Ltd. Junior Subordinated(a)(b)
10/19/75	6.750%	8,460,000	9,496,350

Constellium NV(a)
05/15/24	5.750%	1,405,000	1,313,675

Freeport-McMoRan, Inc.
03/15/23	3.875%	964,000	884,470
11/14/24	4.550%	2,285,000	2,142,188

Grinding Media, Inc./MC Canada, Inc.(a)
12/15/23	7.375%	479,000	503,237

HudBay Minerals, Inc.(a)
01/15/23	7.250%	203,000	210,105
01/15/25	7.625%	598,000	621,549

The accompanying Notes to Financial Statements are an integral part of this statement.

58	Annual Report 2016

COLUMBIA VARIABLE PORTFOLIO FUNDS

PORTFOLIO OF INVESTMENTS (continued)

Columbia Variable Portfolio – Intermediate Bond Fund

December 31, 2016

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Novelis Corp.(a)
09/30/26	5.875%	2,247,000	2,269,470

Teck Resources Ltd.
07/15/41	6.250%	1,418,000	1,366,498

Teck Resources Ltd.(a)
06/01/24	8.500%	903,000	1,040,708

Total			25,522,225

MIDSTREAM 1.9%
Cheniere Corpus Christi Holdings LLC(a)
06/30/24	7.000%	705,000	763,162
03/31/25	5.875%	444,000	453,018

Columbia Pipeline Group, Inc.
06/01/45	5.800%	5,286,000	6,078,725

El Paso LLC
01/15/32	7.750%	2,945,000	3,608,962

Energy Transfer Equity LP
06/01/27	5.500%	2,301,000	2,243,475

Enterprise Products Operating LLC Junior Subordinated(b)
08/01/66	4.593%	12,020,000	11,305,171

Kinder Morgan Energy Partners LP
01/15/38	6.950%	3,865,000	4,483,280

Kinder Morgan, Inc.
10/15/30	8.050%	6,014,000	7,168,105

MPLX LP
12/01/24	4.875%	4,939,000	5,085,659

Plains All American Pipeline LP/Finance Corp.
01/31/23	2.850%	6,445,000	6,092,723
06/01/42	5.150%	9,168,000	8,500,460

Sabine Pass Liquefaction LLC
03/01/25	5.625%	2,652,000	2,837,640

Sabine Pass Liquefaction LLC(a)
03/15/27	5.000%	1,092,000	1,101,555

Targa Resources Partners LP/Finance Corp.
05/01/23	5.250%	14,000	14,140
11/15/23	4.250%	1,030,000	984,937
03/15/24	6.750%	2,602,000	2,790,645

Targa Resources Partners LP/Finance Corp.(a)
02/01/27	5.375%	2,105,000	2,083,950

Tesoro Logistics LP/Finance Corp.
10/15/22	6.250%	372,000	394,320
05/01/24	6.375%	632,000	676,240
01/15/25	5.250%	1,038,000	1,060,057

Transcanada Trust Junior Subordinated(b)
08/15/76	5.875%	11,720,000	12,188,800

Western Gas Partners LP
07/01/22	4.000%	1,003,000	1,019,365
06/01/25	3.950%	1,436,000	1,415,963

Williams Companies, Inc. (The)
01/15/23	3.700%	1,262,000	1,217,830
06/24/24	4.550%	3,158,000	3,134,315

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Williams Partners LP
04/15/40	6.300%	8,365,000	8,928,726
01/15/45	4.900%	3,120,000	2,883,526

Total			98,514,749

NATURAL GAS 0.7%
KeySpan Corp.
11/15/30	8.000%	2,020,000	2,700,180

NiSource Finance Corp.
02/15/23	3.850%	4,755,000	4,912,524
12/15/40	6.250%	4,205,000	5,120,244

Sempra Energy
11/15/20	2.850%	10,845,000	10,928,528
11/15/25	3.750%	10,200,000	10,303,448

Total			33,964,924

OIL FIELD SERVICES 1.1%
Nabors Industries, Inc.(a)
01/15/23	5.500%	146,000	152,022

Noble Holding International Ltd.
03/15/17	2.500%	24,991,000	24,897,284

Noble Holding International Ltd.(b)
03/16/18	5.250%	28,825,000	28,752,937

Precision Drilling Corp.(a)
12/15/23	7.750%	73,000	77,015

SESI LLC
05/01/19	6.375%	771,000	771,000
12/15/21	7.125%	226,000	229,955

Weatherford International Ltd.
06/15/21	7.750%	1,506,000	1,521,060
06/15/23	8.250%	139,000	141,433

Weatherford International Ltd.(a)
02/15/24	9.875%	201,000	214,190

Total			56,756,896

OTHER INDUSTRY 0.4%
Massachusetts Institute of Technology
07/01/2114	4.678%	9,784,000	9,783,628
07/01/2116	3.885%	4,270,000	3,653,254

President and Fellows of Harvard College
07/15/46	3.150%	4,099,000	3,667,376
07/15/56	3.300%	6,615,000	5,817,469

Total			22,921,727

OTHER REIT 0.2%
Duke Realty LP
06/15/22	4.375%	8,825,000	9,404,864

Starwood Property Trust, Inc.(a)
12/15/21	5.000%	530,000	537,102

Total			9,941,966

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016	59

COLUMBIA VARIABLE PORTFOLIO FUNDS

PORTFOLIO OF INVESTMENTS (continued)

Columbia Variable Portfolio – Intermediate Bond Fund

December 31, 2016

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
PACKAGING 0.1%
ARD Finance SA PIK(a)
09/15/23	7.125%	700,000	691,250

Ardagh Packaging Finance PLC/Holdings USA, Inc.(a)
05/15/23	4.625%	1,011,000	1,002,791
05/15/24	7.250%	1,375,000	1,448,906

Berry Plastics Corp.
10/15/22	6.000%	1,923,000	2,033,572

Plastipak Holdings, Inc.(a)
10/01/21	6.500%	1,076,000	1,124,420

Reynolds Group Issuer, Inc./LLC(b)
02/15/21	8.250%	841,321	868,664

Signode Industrial Group Luxembourg SA/US, Inc.(a)
05/01/22	6.375%	249,000	248,378

Total			7,417,981

PHARMACEUTICALS 0.9%
Actavis Funding SCS
03/15/35	4.550%	1,310,000	1,296,628

Actavis, Inc.
10/01/42	4.625%	8,150,000	7,892,077

Amgen, Inc.(a)
06/15/48	4.563%	4,182,000	4,045,065

Endo Finance LLC/Finco, Inc.(a)(b)
02/01/25	6.000%	866,000	725,275

Forest Laboratories LLC(a)
02/01/19	4.375%	10,399,000	10,805,996

Jaguar Holding Co. II/Pharmaceutical Product Development LLC(a)
08/01/23	6.375%	2,537,000	2,714,590

Johnson & Johnson
12/05/33	4.375%	6,013,000	6,611,071

Mallinckrodt International Finance SA/CB LLC(a)
04/15/25	5.500%	505,000	451,975

Shire Acquisitions Investments Ireland DAC
09/23/23	2.875%	9,080,000	8,632,292

Valeant Pharmaceuticals International, Inc.(a)
04/15/25	6.125%	5,256,000	3,948,570

Total			47,123,539

PROPERTY & CASUALTY 1.5%
Berkshire Hathaway Finance Corp.
05/15/43	4.300%	2,020,000	2,086,927

Berkshire Hathaway, Inc.
03/15/26	3.125%	13,314,000	13,227,525

Chubb Corp. (The) Junior Subordinated(b)
04/15/37	6.375%	18,997,000	17,857,180

HUB International Ltd.(a)
02/15/21	9.250%	348,000	360,180
10/01/21	7.875%	2,158,000	2,279,733

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Liberty Mutual Group, Inc.(a)
05/01/22	4.950%	6,650,000	7,255,908
05/01/42	6.500%	3,387,000	4,015,736

Loews Corp.
04/01/26	3.750%	25,384,000	25,803,217
05/15/43	4.125%	3,589,000	3,443,243

Total			76,329,649

RAILROADS 0.3%
BNSF Funding Trust I Junior Subordinated(b)
12/15/55	6.613%	4,832,000	5,532,640

Kansas City Southern
05/15/23	3.000%	5,200,000	5,058,097
08/15/45	4.950%	5,661,000	5,749,431

Total			16,340,168

RESTAURANTS —%
KFC Holding Co./Pizza Hut Holdings LLC/Taco Bell of America LLC(a)
06/01/26	5.250%	1,467,000	1,489,005

RETAIL REIT 0.2%
Kimco Realty Corp.
06/01/23	3.125%	9,573,000	9,477,701

RETAILERS 0.6%
Asbury Automotive Group, Inc.
12/15/24	6.000%	737,000	753,582

CVS Health Corp.
12/01/22	4.750%	14,202,000	15,422,364

CVS Pass-Through Trust(a)
01/10/36	4.704%	3,696,660	3,890,679
08/11/36	4.163%	4,596,069	4,684,241

Group 1 Automotive, Inc.(a)
12/15/23	5.250%	714,000	706,860

Hanesbrands, Inc.(a)
05/15/26	4.875%	650,000	635,375

Neiman Marcus Group Ltd. LLC(a)
10/15/21	8.000%	302,000	224,235

Penske Automotive Group, Inc.
12/01/24	5.375%	910,000	907,725

Rite Aid Corp. Junior Subordinated
02/15/27	7.700%	124,000	155,000

Rite Aid Corp.(a)
04/01/23	6.125%	912,000	980,400

Total			28,360,461

TECHNOLOGY 2.5%
Camelot Finance SA(a)
10/15/24	7.875%	647,000	669,645

The accompanying Notes to Financial Statements are an integral part of this statement.

60	Annual Report 2016

COLUMBIA VARIABLE PORTFOLIO FUNDS

PORTFOLIO OF INVESTMENTS (continued)

Columbia Variable Portfolio – Intermediate Bond Fund

December 31, 2016

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Cisco Systems, Inc.(b)
09/20/19	1.337%	12,395,000	12,425,591

Diamond 1 Finance Corp./Diamond 2 Finance Corp.(a)
06/01/19	3.480%	9,070,000	9,258,710
06/15/21	4.420%	11,600,000	12,003,042
06/15/23	5.450%	20,390,000	21,628,468
06/15/26	6.020%	1,838,000	1,991,098

Equinix, Inc.
01/15/26	5.875%	1,090,000	1,147,225

First Data Corp.(a)
12/01/23	7.000%	2,315,000	2,465,475
01/15/24	5.750%	2,410,000	2,486,831

Hewlett Packard Enterprise Co.(a)(b)
10/15/45	6.350%	13,257,000	13,390,909

Informatica LLC(a)
07/15/23	7.125%	434,000	414,470

MSCI, Inc.(a)
08/15/25	5.750%	802,000	852,125

Microsemi Corp.(a)
04/15/23	9.125%	1,044,000	1,216,260

Microsoft Corp.
08/08/23	2.000%	8,237,000	7,872,949
08/08/26	2.400%	8,104,000	7,655,824
08/08/46	3.700%	5,005,000	4,712,032

NXP BV/Funding LLC(a)
06/15/22	4.625%	1,940,000	2,032,150

Oracle Corp.
07/15/26	2.650%	13,180,000	12,510,601
07/15/36	3.850%	4,730,000	4,616,102

PTC, Inc.
05/15/24	6.000%	851,000	897,805

Qualitytech LP/Finance Corp.
08/01/22	5.875%	945,000	961,538

Riverbed Technology, Inc.(a)
03/01/23	8.875%	324,000	341,820

Sensata Technologies UK Financing Co. PLC(a)
02/15/26	6.250%	824,000	861,080

Solera LLC/Finance, Inc.(a)
03/01/24	10.500%	1,155,000	1,299,375

VeriSign, Inc.
05/01/23	4.625%	1,515,000	1,530,150

Total			125,241,275

TRANSPORTATION SERVICES 0.6%
Avis Budget Car Rental LLC/Finance, Inc.(a)
03/15/25	5.250%	335,000	312,387

Carlson Travel, Inc.(a)
12/15/23	6.750%	309,000	321,360

ERAC U.S.A. Finance LLC(a)
11/01/23	2.700%	8,400,000	8,069,594
12/01/26	3.300%	12,445,000	11,941,202

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
11/01/46	4.200%	7,865,000	7,187,226

Hertz Corp. (The)(a)
10/15/24	5.500%	997,000	871,129

Total			28,702,898

WIRELESS 0.7%
SBA Communications Corp.(a)
09/01/24	4.875%	1,532,000	1,512,850

SFR Group SA(a)
05/01/26	7.375%	2,923,000	2,996,075

Sprint Communications, Inc.(a)
03/01/20	7.000%	1,918,000	2,081,030

Sprint Corp.
06/15/24	7.125%	3,068,000	3,160,040
02/15/25	7.625%	1,691,000	1,777,664

Sprint Spectrum Co. I/II/III LLC(a)
09/20/21	3.360%	16,032,000	16,022,381

T-Mobile USA, Inc.
04/28/20	6.542%	4,000	4,120
04/01/23	6.625%	4,005,000	4,245,300
01/15/26	6.500%	1,782,000	1,926,787

Wind Acquisition Finance SA(a)
07/15/20	4.750%	838,000	844,285
04/23/21	7.375%	492,000	511,680

Total			35,082,212

WIRELINES 1.1%
AT&T, Inc.
02/17/26	4.125%	3,230,000	3,270,588
03/15/42	5.150%	3,470,000	3,456,717
06/15/44	4.800%	4,065,000	3,841,075
03/09/48	4.500%	3,643,000	3,273,501

CenturyLink, Inc.
12/01/23	6.750%	1,800,000	1,840,500
04/01/25	5.625%	405,000	384,750

Deutsche Telekom International Finance BV
06/01/32	9.250%	1,850,000	2,853,712

Frontier Communications Corp.
09/15/25	11.000%	5,241,000	5,411,333

Level 3 Financing, Inc.
02/01/23	5.625%	1,240,000	1,271,000
05/01/25	5.375%	880,000	897,600

Orange SA(b)
03/01/31	9.000%	4,990,000	7,502,585

Telecom Italia SpA(a)
05/30/24	5.303%	1,174,000	1,149,053

Verizon Communications, Inc.
09/15/23	5.150%	8,621,000	9,532,610
03/15/34	5.050%	5,670,000	5,970,714
08/21/46	4.862%	1,228,000	1,244,325

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016	61

COLUMBIA VARIABLE PORTFOLIO FUNDS

PORTFOLIO OF INVESTMENTS (continued)

Columbia Variable Portfolio – Intermediate Bond Fund

December 31, 2016

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Zayo Group LLC/Capital, Inc.
04/01/23	6.000%	915,000	951,600
05/15/25	6.375%	796,000	831,820

Total			53,683,483

Total Corporate Bonds & Notes
(Cost: $2,068,266,302)			2,069,608,680

Residential Mortgage-Backed Securities — Agency 25.0%
Federal Home Loan Mortgage Corp.
08/01/24	8.000%	17,351	19,061
01/01/25	9.000%	5,872	6,545
09/01/28 - 07/01/37	6.000%	6,776,693	7,883,671
04/01/30 - 04/01/32	7.000%	206,384	238,957
06/01/33	5.500%	200,271	226,740
10/01/45 - 06/01/46	4.000%	79,956,711	84,170,127
01/01/46	3.500%	10,270,917	10,526,120

Federal Home Loan Mortgage Corp.(b)(d)
CMO IO STRIPS Series 309 Class S4
08/15/43	5.266%	3,935,309	845,246
CMO IO STRIPS Series 312 Class S1
09/15/43	5.246%	3,910,968	847,175
CMO IO STRIPS Series 337 Class S1
09/15/44	5.346%	13,046,554	2,783,895
CMO IO Series 311 Class S1
08/15/43	5.246%	13,392,128	2,755,563
CMO IO Series 326 Class S2
03/15/44	5.246%	15,287,897	3,076,663
CMO IO Series 4097 Class ST
08/15/42	5.346%	4,397,013	841,670
CMO IO Series 4620 Class AS
11/15/42	1.871%	7,579,992	464,505

Federal Home Loan Mortgage Corp.(d)
CMO IO Series 329 Class C5
06/15/43	3.500%	15,848,915	2,927,577
CMO IO Series 4120 Class IA
10/15/42	3.500%	10,318,743	1,956,681
CMO IO Series 4176 Class BI
03/15/43	3.500%	4,385,701	845,833
CMO IO Series 4182 Class DI
05/15/39	3.500%	14,845,222	1,691,193

Federal Home Loan Mortgage Corp.(e)
01/18/47	4.500%	28,500,000	30,591,125

Federal National Mortgage Association
11/01/21 - 04/01/22	8.000%	6,843	7,335
04/01/23	8.500%	3,542	3,582
06/01/24	9.000%	11,456	12,378
02/01/27 - 12/01/43	3.000%	70,109,407	71,473,303
02/01/27 - 09/01/31	7.500%	59,297	65,021
10/01/28 - 08/01/35	6.000%	5,293,432	6,096,669
05/01/29 - 07/01/38	7.000%	7,488,061	8,799,449
01/01/31	2.500%	15,253,059	15,308,625
03/01/33 - 08/01/34	5.500%	2,738,087	3,115,022
10/01/40 - 06/01/44	4.500%	26,203,163	28,237,449
05/01/41	5.000%	2,708,456	2,961,876

Residential Mortgage-Backed Securities — Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
05/01/43 - 11/01/46	3.500%	212,700,949	218,951,388

Federal National Mortgage Association(b)(d)
CMO IO Series 2013-101 Class CS
10/25/43	5.144%	5,963,855	1,348,014
CMO IO Series 2013-107 Class SB
02/25/43	5.194%	10,348,748	2,401,195
CMO IO Series 2014-93 Class ES
01/25/45	5.394%	7,513,969	1,545,579
CMO IO Series 2016-31 Class VS
06/25/46	5.244%	5,650,146	976,659
CMO IO Series 2016-37 Class SA
06/25/46	5.094%	11,508,967	2,475,108
CMO IO Series 2016-39 Class LS
07/25/46	5.244%	18,870,504	4,128,523
CMO IO Series 2016-4 Class BS
02/25/46	5.344%	7,348,554	1,634,942
CMO IO Series 2016-45 Class AS
07/25/46	5.244%	9,631,011	2,237,666
CMO IO Series 2016-50 Class GS
08/25/46	5.194%	9,420,614	2,067,888
CMO IO Series 416 Class S1
11/25/42	5.344%	6,046,622	1,245,577

Federal National Mortgage Association(d)
CMO IO STRIPS Series 413 Class C39
04/25/41	4.500%	11,621,259	2,578,967
CMO IO Series 2012-131 Class MI
01/25/40	3.500%	8,733,337	1,287,857
CMO IO Series 2012-148 Class BI
01/25/43	3.500%	11,997,707	2,470,349

Federal National Mortgage Association(e)
01/23/32	2.500%	41,500,000	41,565,653
01/23/32 - 01/18/47	3.000%	248,440,000	248,474,388
01/23/32 - 01/18/47	3.500%	212,000,000	217,418,599
01/18/47	4.000%	74,550,000	78,375,056
01/18/47	4.500%	29,400,000	31,622,225

Federal National Mortgage Association(f)
08/01/40	4.500%	6,770,115	7,298,051
07/01/45	3.500%	40,969,537	42,022,743

Government National Mortgage Association(d)
CMO IO Series 2012-38 Class MI
03/20/42	4.000%	13,650,804	2,638,396
CMO IO Series 2014-184 Class CI
11/16/41	3.500%	7,374,562	1,095,795
CMO IO Series 2015-53 Class EI
04/16/45	3.500%	2,155,126	372,163

Government National Mortgage Association(e)
01/24/47	3.500%	46,000,000	47,817,538
01/24/47	4.000%	15,000,000	15,925,782
01/24/47	4.500%	7,000,000	7,569,570

Total Residential Mortgage-Backed Securities — Agency
(Cost: $1,277,804,319)			1,276,324,727

The accompanying Notes to Financial Statements are an integral part of this statement.

62	Annual Report 2016

COLUMBIA VARIABLE PORTFOLIO FUNDS

PORTFOLIO OF INVESTMENTS (continued)

Columbia Variable Portfolio – Intermediate Bond Fund

December 31, 2016

Residential Mortgage-Backed Securities — Non-Agency 4.4%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
ASG Resecuritization Trust(a)(b) CMO Series 2009-2 Class G70
05/24/36	3.057%	3,517,963	3,513,505
CMO Series 2009-2 Class G75
05/24/36	3.057%	3,628,000	3,622,933

Ajax Mortgage Loan Trust CMO Series 2016-C Class A(a)
10/25/57	4.000%	2,368,008	2,371,558

Angel Oak Mortgage Trust LLC(a) Series 2015-1
11/25/45	4.500%	1,128,410	1,134,944
11/25/45	5.500%	2,035,000	2,034,980

BCAP LLC Trust(a)
CMO Series 2013-RR2 Class 7A1
07/26/36	3.000%	995,751	995,751
CMO Series 2013-RR5 Class 1A1
10/26/36	3.500%	1,533,997	1,531,032
CMO Series 2013-RR5 Class 3A1
09/26/36	3.500%	1,842,538	1,839,061

BCAP LLC Trust(a)(b)
CMO Series 2012-RR10 Class 9A1
10/26/35	3.108%	460,707	462,409
CMO Series 2012-RR11 Class 2A1
08/26/36	0.712%	544,845	543,033
CMO Series 2014-RR3 Class 3A1
07/26/36	0.675%	564,564	550,376
Series 2010-RR11 Class 8A1
05/27/37	5.300%	2,675,386	2,675,611
Series 2011-RR5 Class 11A4
05/28/36	0.742%	4,091,080	3,915,185

Bayview Opportunity Master Fund IIA Trust Series 2016-RPL3 Class A1(a)
07/28/31	3.475%	2,263,790	2,250,537

Bayview Opportunity Master Fund IIIB Trust CMO Series 2016-RPL4 Class A1(a)
07/28/18	3.475%	9,188,109	9,192,723

Bayview Opportunity Master Fund IIIa Trust CMO Series 2016-RN3 Class A1(a)
09/28/31	3.598%	18,231,139	18,232,679

Bayview Opportunity Master Fund IVA Trust Subordinated, CMO Series 2016-SPL1 Class B3(a)
04/28/55	5.500%	1,978,200	2,038,679

Bayview Opportunity Master Fund Trust CMO Series 2016-LT1 Class A1(a)
10/28/31	3.475%	1,958,151	1,950,416

Bellemeade Re II Ltd. CMO Series 2016-1A Class M2A(a)(b)
04/25/26	5.256%	5,000,000	5,025,427

CAM Mortgage Trust(a)
CMO Series 2016-1 Class A
01/15/56	4.000%	3,064,277	3,058,968

CAM Mortgage Trust(a)(b)
Series 2015-1 Class A
07/15/64	3.500%	92,191	92,181

Residential Mortgage-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

COLT LLC CMO Series 15-1 Class A2(a)(b)
12/26/45	4.506%	958,285	959,184

COLT Mortgage Loan Trust CMO Series 2016-1 Class A2(a)
05/25/46	3.500%	2,214,254	2,221,174

CSMC Trust CMO Series 2015-RPL1 Class A2(a)(b)
02/25/57	4.687%	1,500,000	1,470,132

Citigroup Mortgage Loan Trust, Inc.(a)
CMO Series 2015-RP2 Class A
01/25/53	4.250%	14,079,019	14,351,058
CMO Series 2015-RP2 Class B3
01/25/53	4.250%	4,003,533	3,724,744

Citigroup Mortgage Loan Trust, Inc.(a)(b)
CMO Series 2012-7 Class 12A1
03/25/36	3.003%	389,741	386,730
CMO Series 2012-9 Class 1A1
02/20/36	3.147%	1,102,736	1,099,689
CMO Series 2013-2 Class 1A1
11/25/37	3.150%	1,911,183	1,910,739
CMO Series 2014-11 Class 3A3
09/25/36	0.744%	1,800,000	1,687,584
CMO Series 2014-12 Class 3A1
10/25/35	3.119%	9,224,192	9,597,017
CMO Series 2014-2 Class 3A3
08/25/37	0.732%	802,671	784,947
CMO Series 2014-C Class A
02/25/54	3.250%	1,089,732	1,046,037
CMO Series 2015-A Class A4
06/25/58	4.250%	5,792,838	5,990,552
CMO Series 2015-A Class B3
06/25/58	4.500%	963,790	895,073
Series 2013-11 Class 3A3
09/25/34	3.079%	818,382	759,363

Citigroup Mortgage Loan Trust, Inc.(a)(d)
CMO IO Series 2015-A Class A1IO
06/25/58	1.000%	16,835,729	434,257

Countrywide Home Equity Loan Trust CMO Series 2007-S2 Class A3 (NPFGC)
05/25/37	5.813%	504,417	503,843
CMO Series 2007-S2 Class A6 (NPFGC)
05/25/37	5.779%	424,525	422,684

Credit Suisse Mortgage Capital Certificates(a)
CMO Series 2010-9R Class 1A5
08/27/37	4.000%	3,000,000	2,946,374

Credit Suisse Mortgage Capital Certificates(a)(b)
CMO Series 2009-14R Class 4A9
10/26/35	3.108%	12,807,000	12,838,042
CMO Series 2011-12R Class 3A1
07/27/36	2.593%	5,218,457	5,157,463
CMO Series 2011-16R Class 7A3
12/27/36	2.768%	202,340	202,269
CMO Series 2014-CIM1 Class A2
01/25/58	4.271%	3,000,000	2,963,148

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016	63

COLUMBIA VARIABLE PORTFOLIO FUNDS

PORTFOLIO OF INVESTMENTS (continued)

Columbia Variable Portfolio – Intermediate Bond Fund

December 31, 2016

Residential Mortgage-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 2014-RPL4 Class A1
08/25/62	3.625%	8,572,804	8,708,727
CMO Series 2014-RPL4 Class A2
08/25/62	4.804%	2,750,000	2,670,629
Series 2012-11 Class 3A2
06/29/47	1.771%	1,082,682	983,605

Credit Suisse Securities (USA) LLC(a) CMO Series 2014-RPL1 Class A3
02/25/54	4.150%	750,000	747,618

Credit Suisse Securities (USA) LLC(a)(b) CMO Series 2014-RPL1 Class A1
02/25/54	3.250%	5,512,214	5,488,615

Deephaven Residential Mortgage Trust Series 2016-1A Class A2(a)
07/25/46	5.500%	2,740,362	2,731,325

JPMorgan Resecuritization Trust(a)
CMO Series 2014-5 Class 6A
09/27/36	4.000%	1,655,925	1,673,936

JPMorgan Resecuritization Trust(a)(b) CMO Series 2014-1 Class 1016
03/26/36	2.969%	3,630,000	3,586,980

Morgan Stanley Re-Remic Trust(a)(b) CMO Series 2010-R1 Class 2B
07/26/35	3.046%	4,562,074	4,538,294
CMO Series 2013-R3 Class 10A
10/26/35	3.108%	1,315,385	1,309,057

Morgan Stanley Resecuritization Trust(a)(b) CMO Series 2013-R9 Class 2A
06/26/46	3.121%	2,043,864	2,038,250
CMO Series 2013-R9 Class 4A
06/26/46	2.914%	1,314,829	1,306,666

NRPL Trust Series 2014-1A Class A1(a)(b)
04/25/54	3.250%	3,077,456	3,125,862

NRZ Excess Spread-Collateralized Notes CMO Series 2016-PLS2 Class A(a)
07/25/21	5.683%	1,879,734	1,877,855

New Residential Mortgage Loan Trust CMO Series 2015-1A Class A3(a)
05/28/52	3.750%	5,648,552	5,812,753

Nomura Asset Acceptance Corp. Alternative Loan Trust(b)
CMO Series 2007-1 Class 1A3 (AGM)
03/25/47	5.957%	153,017	151,529
CMO Series 2007-1 Class 1A4 (AGM)
03/25/47	6.138%	968,275	958,689

Nomura Resecuritization Trust(a)(b)
CMO Series 2012-3R Class 1A1
01/26/37	0.757%	472,580	469,059
CMO Series 2014-6R Class 3A1
01/26/36	0.844%	3,324,224	3,182,891

RBSSP Resecuritization Trust CMO Series 2010-1 Class 3A2(a)(b)
08/26/35	3.043%	2,989,473	2,888,637

Residential Mortgage-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
SGR Residential Mortgage Trust CMO Series 2016-1 Class A1(a)
11/25/46	3.750%	2,210,381	2,211,857

Selene Non-Performing Loans LLC CMO Series 2014-1A Class A(a)(b)
05/25/54	2.981%	253,692	253,440

Structured Asset Securities Corp. Mortgage Pass-Through Certificates CMO Series 2004-21XS Class 2A6A(b)
12/25/34	5.240%	7,760	7,880

Towd Point Mortgage Trust CMO Series 2015-3 Class A4B(a)(b)
03/25/54	3.500%	14,242,968	14,705,941

VML LLC CMO Series 2014-NPL1 Class A1(a)
04/27/54	3.875%	1,162,271	1,157,379

Vericrest Opportunity Loan Transferee XLV LLC CMO Series 2016-NPL5 Class A1(a)
05/25/46	4.000%	1,610,223	1,624,329

Vericrest Opportunity Loan Transferee XLVIII LLC Series 2016-NPL8 Class A1(a)
07/25/46	3.500%	2,813,991	2,804,380

Vericrest Opportunity Loan Transferee CMO Series 2015-NPL4 Class A1(a)
02/25/55	3.500%	1,547,659	1,548,846

WaMu Mortgage Pass-Through Certificates CMO Series 2003-AR8 Class A(b)
08/25/33	2.691%	4,267,848	4,308,333

Wedgewood Real Estate Trust CMO Series 2016-1 Class A2(a)
07/15/46	5.000%	2,000,000	1,994,006

Total Residential Mortgage-Backed Securities — Non-Agency
(Cost: $223,413,996)			224,251,459

Commercial Mortgage-Backed Securities — Non-Agency 4.1%
American Homes 4 Rent Trust(a)
Series 2014-SFR3 Class A
12/17/36	3.678%	2,425,310	2,472,026
Series 2015-SFR2 Class A
10/17/45	3.732%	7,012,608	7,151,534

American Homes 4 Rent(a)
Series 2015-SFR1 Class F
04/17/52	5.885%	1,000,000	964,657

American Homes 4 Rent(a)(b)
Series 2014-SFR1 Class E
06/17/31	3.204%	1,000,000	988,222
Series 2014-SFR1 Class F
06/17/31	3.954%	2,200,000	2,166,462

B2R Mortgage Trust Series 2015-2 Class E(a)(b)
11/15/48	5.483%	1,000,000	854,907

The accompanying Notes to Financial Statements are an integral part of this statement.

64	Annual Report 2016

COLUMBIA VARIABLE PORTFOLIO FUNDS

PORTFOLIO OF INVESTMENTS (continued)

Columbia Variable Portfolio – Intermediate Bond Fund

December 31, 2016

Commercial Mortgage-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
BHMS Mortgage Trust Series 2014-ATLS Class DFX(a)(b)
07/05/33	4.691%	2,000,000	1,959,174

Banc of America Merrill Lynch Commercial Mortgage Securities Trust Series 2015-200P Class A(a)
04/14/33	3.218%	2,000,000	2,007,001

CGGS Commercial Mortgage Trust Series 2016-RNDA Class AFX(a)
02/10/33	2.757%	7,100,000	7,076,274

Citigroup Commercial Mortgage Trust Series 2016-P3 Class A3
04/15/49	3.063%	8,370,000	8,330,089

Commercial Mortgage Trust Series 2015-LC19 Class A4
02/10/48	3.183%	710,000	714,738

Credit Suisse Commercial Mortgage Trust Series 2007-C3 Class A4(b)
06/15/39	5.687%	1,072,707	1,076,839

Credit Suisse Mortgage Capital Certificates Trust Series 2016-NXSR Class A4
12/15/49	3.795%	28,000,000	28,788,942

DBUBS Mortgage Trust Series 2011-LC2A Class A4(a)
07/10/44	4.537%	17,780,000	19,158,546

GS Mortgage Securities Corp. II Series 2015-GC30 Class A3
05/10/50	3.119%	2,400,000	2,411,978

General Electric Capital Assurance Co. Series 2003-1 Class A5(a)
05/12/35	5.743%	2,669,414	2,838,949

Hilton USA Trust(a)
Series 2016-HHV Class A
11/05/38	3.719%	8,300,000	8,461,757
Series 2016-SFP Class A
11/05/35	2.828%	10,400,000	10,224,561
Subordinated, Series 2016-SFP Class E
11/05/35	5.519%	2,000,000	1,932,963

Hilton USA Trust(a)(b)
Series 2016-HHV Class F
11/05/38	4.194%	7,000,000	5,376,844

Houston Galleria Mall Trust Series 2015-HGLR Class A1A2(a)
03/05/37	3.087%	5,200,000	5,073,295

Invitation Homes Trust(a)(b)
Series 2015-SFR3 Class E
08/17/32	4.454%	5,000,000	5,016,717
Series 2015-SFR3 Class F
08/17/32	5.454%	7,000,000	7,034,504
Subordinated, Series 2014-SFR3 Class F
12/17/31	5.704%	2,500,000	2,503,503
Subordinated, Series 2015-SFR1 Class E
03/17/32	4.904%	3,230,000	3,239,695

Commercial Mortgage-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Subordinated, Series 2015-SFR2 Class E
06/17/32	3.854%	1,250,000	1,245,955
Subordinated, Series 2015-SFR2 Class F
06/17/32	4.404%	5,100,000	5,059,136

JPMBB Commercial Mortgage Securities Trust Series 2015-C27 Class A4
02/15/48	3.179%	2,440,000	2,445,524

JPMCC Re-REMIC Trust(a)(b)
Series 2016-GG10 Class AMA
08/15/45	5.793%	15,700,000	15,863,299
Series 2016-GG10 Class AMB
08/15/45	5.793%	5,000,000	4,993,859

JPMorgan Commercial Mortgage-Backed Securities Trust Series 2009-RR1 Class A4B1(a)
03/18/51	1.000%	3,750,000	3,725,483

LB Commercial Mortgage Trust Series 2007-C3 Class AM(b)
07/15/44	5.918%	3,460,000	3,508,103

LB-UBS Commercial Mortgage Trust Series 2007-C2 Class A3
02/15/40	5.430%	2,489,749	2,494,797

Morgan Stanley Bank of America Merrill Lynch Trust Series 2015-C20 Class A3
02/15/48	2.988%	2,145,000	2,116,495

Morgan Stanley Capital I Trust Series 2014-150E Class A(a)
09/09/32	3.912%	6,495,000	6,790,270

Morgan Stanley Re-Remic Trust(a)(b)
Series 2009-GG10 Class A4B
08/12/45	5.793%	1,549,000	1,557,725
Series 2010-GG10 Class A4B
08/15/45	5.793%	4,571,000	4,587,790

Rialto Capital Management LLC Series 2014-LT5 Class B(a)
05/15/24	5.000%	500,000	499,670

Rialto Real Estate Fund LLC Subordinated, Series 2015-LT7 Class B(a)
12/25/32	5.071%	4,000,000	4,000,000

Rialto Real Estate Fund LP(a)
Series 2014-LT5 Class A
05/15/24	2.850%	36,053	35,986
Series 2014-LT6 Class B
09/15/24	5.486%	1,327,866	1,326,231

VFC LLC Subordinated, Series 2015-3 Class B(a)
12/20/31	4.750%	45,701	45,701

WF-RBS Commercial Mortgage Trust Series 2014-C24 Class A5
11/15/47	3.607%	2,665,000	2,747,430

Wells Fargo Commercial Mortgage Trust
Series 2015-C27 Class A4
02/15/48	3.190%	4,200,000	4,204,785

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016	65

COLUMBIA VARIABLE PORTFOLIO FUNDS

PORTFOLIO OF INVESTMENTS (continued)

Columbia Variable Portfolio – Intermediate Bond Fund

December 31, 2016

Commercial Mortgage-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Series 2015-LC20 Class A4
04/15/50	2.925%	3,670,000	3,604,918
Series 2015-LC20 Class A5
04/15/50	3.184%	510,000	509,731

Total Commercial Mortgage-Backed Securities — Non-Agency
(Cost: $210,781,624)			209,187,065

Asset-Backed Securities — Agency 1.9%
United States Small Business Administration
Series 2011-20K Class 1
11/01/31	2.870%	3,380,470	3,432,276
Series 2012-20C Class 1
03/01/32	2.510%	1,588,673	1,579,845
Series 2012-20G Class 1
07/01/32	2.380%	1,526,788	1,509,752
Series 2012-20I Class 1
09/01/32	2.200%	2,557,306	2,503,549
Series 2012-20J Class 1
10/01/32	2.180%	8,169,332	7,950,053
Series 2012-20L Class 1
12/01/32	1.930%	1,139,592	1,101,228
Series 2013-20E Class 1
05/01/33	2.070%	3,523,635	3,412,741
Series 2014-20D Class 1
04/01/34	3.110%	5,659,760	5,769,013
Series 2014-20F Class 1
06/01/34	2.990%	5,929,218	6,021,246
Series 2014-20I Class 1
09/01/34	2.920%	390,319	393,628
Series 2015-20C Class 1
03/01/35	2.720%	1,076,212	1,070,908
Series 2015-20E Class 1
05/01/35	2.770%	11,270,153	11,334,566
Series 2016-20F Class 1
06/01/36	2.180%	18,113,341	17,516,737
Series 2016-20K Class 1
11/01/36	2.570%	11,970,000	11,876,696
Series 2016-20L Class 1
12/01/36	2.810%	21,490,000	21,426,533

Total Asset-Backed Securities — Agency
(Cost: $97,338,774)			96,898,771

Asset-Backed Securities — Non-Agency 14.7%
A Voce CLO Ltd. Series 2014-1A Class A1B(a)(b)
07/15/26	2.340%	7,770,000	7,753,442

ARES CLO Ltd. Series 2012-2A Class AR(a)(b)
10/12/23	2.164%	30,000,000	29,981,670

ARI Fleet Lease Trust(a)
Series 2014-A Class A2
11/15/22	0.810%	126,626	126,542

Asset-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Series 2015-A Class A2
11/15/18	1.110%	954,497	952,716

Ally Master Owner Trust Series 2014-5 Class A1(b)
10/15/19	1.194%	2,700,000	2,707,999

AmeriCredit Automobile Receivables Trust Series 2016-2 Class A2B(b)
10/08/19	1.349%	3,741,485	3,747,427

Apidos CLO XIX Series 2014-19A Class A2(a)(b)
10/17/26	2.130%	18,500,000	18,487,549

Apidos CLO XXII Series 2015-22A Class D(a)(b)
10/20/27	6.881%	1,000,000	955,468

Ares XXX CLO Ltd. Series 2014-30A Class A2(a)(b)
04/20/23	1.731%	1,959,646	1,954,441

Ascentium Equipment Receivables LLC Series 2015-2A Class A2(a)
12/11/17	1.570%	1,373,138	1,373,232

Avery Point VII CLO Ltd.(a)(b)
01/15/28	7.480%	2,100,000	2,086,321

Avis Budget Rental Car Funding AESOP LLC Series 2015-2A Class A(a)
12/20/21	2.630%	10,510,000	10,392,344

BMW Floorplan Master Owner Trust Series 2015-1A Class A(a)(b)
07/15/20	1.204%	2,730,000	2,730,000

Barclays Dryrock Issuance Trust(b)
Series 2014-1 Class A
12/16/19	1.064%	1,000,000	1,000,118
Series 2014-2 Class A
03/16/20	1.044%	11,360,000	11,361,962

CNH Equipment Trust
Series 2015-B Class A2A
08/15/18	0.840%	1,151,777	1,151,339

CNH Equipment Trust(b)
Series 2015-B Class A2B
08/15/18	0.994%	1,530,790	1,530,776

Cabela’s Credit Card Master Note Trust
Series 2015-2 Class A1
07/17/23	2.250%	9,025,000	9,019,738

Cabela’s Credit Card Master Note Trust(a)(b)
Series 2012-1A Class A2
02/18/20	1.234%	1,660,000	1,660,342

Cabela’s Credit Card Master Note Trust(b)
Series 2014-1 Class A
03/16/20	1.054%	1,230,000	1,230,169

Capital Auto Receivables Asset Trust(b)
Series 2015-2 Class A1B
10/20/17	1.139%	751,519	751,409
Series 2016-2 Class A2B
01/22/19	1.329%	8,200,000	8,215,536

The accompanying Notes to Financial Statements are an integral part of this statement.

66	Annual Report 2016

COLUMBIA VARIABLE PORTFOLIO FUNDS

PORTFOLIO OF INVESTMENTS (continued)

Columbia Variable Portfolio – Intermediate Bond Fund

December 31, 2016

Asset-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Capital One Multi-Asset Execution Trust Series 2015-A2 Class A2
03/15/23	2.080%	22,585,000	22,637,363

CarMax Auto Owner Trust Series 2016-4 Class A2
11/15/19	1.210%	8,860,000	8,838,221

Carlyle Global Market Strategies CLO Ltd.(a)(b)
Series 2014-1A Class AR
04/17/25	2.180%	10,470,000	10,469,979
Series 2016-1A Class D
04/20/27	8.481%	1,800,000	1,806,498

Carlyle Global Market Strategies CLO Series 2013-1A Class A1(a)(b)
02/14/25	2.202%	9,700,000	9,700,136

Chase Issuance Trust Series 2016-A7 Class A7
09/16/19	1.060%	8,750,000	8,739,557

Chesapeake Funding II LLC Series 2016-2A Class A2(a)(b)
06/15/28	1.704%	8,950,000	8,986,101

Chesapeake Funding LLC(a)(b)
Series 2013-1A Class A
01/07/25	1.102%	382,371	382,231
Series 2014-1A Class A
03/07/26	1.072%	12,899,838	12,853,100
Series 2015-1A Class A
02/07/27	1.152%	4,857,214	4,850,939

Chrysler Capital Auto Receivables Trust Series 2016-BA Class A2(a)
01/15/20	1.360%	2,865,000	2,859,041

Conn’s Receivables Funding LLC(a)
Series 2016-A Class A
04/16/18	4.680%	3,601,571	3,609,400
Series 2016-B Class B
03/15/19	7.340%	5,000,000	5,027,171
Subordinated, Series 2016-A Class B
08/15/18	8.960%	1,000,000	1,011,172

DRB Prime Student Loan Trust Series 2016-B Class A2(a)
06/25/40	2.890%	6,623,380	6,418,857

DT Auto Owner Trust Subordinated, Series 2014-1A Class D(a)
01/15/21	3.980%	7,618,286	7,682,892

Dell Equipment Finance Trust(a)
Series 2016-1 Class A2
09/24/18	1.430%	3,035,000	3,030,972

Dell Equipment Finance Trust(a)(b)
Series 2015-2 Class A2B
12/22/17	1.649%	1,267,291	1,269,003

Dryden 33 Senior Loan Fund(a)(b)
Series 2014-33A Class AR
10/15/28	2.316%	17,825,000	17,858,440
Series 2014-33A Class ER
10/15/28	8.386%	2,500,000	2,403,083

Asset-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Dryden XXIV Senior Loan Fund Series 2012-24RA Class AR(a)(b)
11/15/23	2.192%	7,035,000	7,031,574

Enterprise Fleet Financing LLC(a)
Series 2014-2 Class A2
03/20/20	1.050%	1,309,974	1,307,157
Series 2015-1 Class A2
09/20/20	1.300%	2,876,907	2,874,821
Series 2015-2 Class A2
02/22/21	1.590%	5,902,226	5,896,008
Series 2016-2 Class A2
02/22/22	1.740%	5,000,000	4,987,716

Ford Credit Auto Owner Trust
12/15/18	1.120%	1,193,808	1,193,673

Ford Credit Auto Owner Trust(a)
Series 2015-1 Class A
07/15/26	2.120%	21,316,000	21,357,973
Series 2015-2 Class A
01/15/27	2.440%	8,925,000	9,002,512

Ford Credit Floorplan Master Owner Trust Series 2013-2 Class A(a)
03/15/22	2.090%	7,025,000	7,023,913

GM Financial Automobile Leasing Trust
Series 2015-1 Class A2
12/20/17	1.100%	1,344,971	1,344,847
Series 2015-3 Class A3
03/20/19	1.690%	5,670,000	5,679,175
Series 2016-3 Class A2A
02/20/19	1.350%	5,210,000	5,198,083

GMF Floorplan Owner Revolving Trust(a)(b)
Series 2015-1 Class A2
05/15/20	1.204%	13,220,000	13,227,563
Series 2016-1 Class A2
05/17/21	1.350%	6,075,000	6,103,518

Golden Credit Card Trust Series 2015-3A Class A(a)(b)
07/15/19	1.124%	5,640,000	5,644,393

Goldentree Loan Opportunities VIII Ltd. Series 2014-8A Class A(a)(b)
04/19/26	2.328%	7,645,000	7,645,291

Green Tree Agency Advance Funding Trust I Series 2016-T1 Class AT1(a)
10/15/48	2.380%	6,500,000	6,447,155

Harley-Davidson Motorcycle Trust
Series 2015-1 Class A3
06/15/20	1.410%	3,141,000	3,142,994
Series 2015-2 Class A3
03/16/20	1.300%	22,000,000	21,982,308

Hertz Fleet Lease Funding LP(a)(b)
Series 2013-3 Class A
12/10/27	1.214%	1,455,116	1,455,371
Series 2014-1 Class A
04/10/28	1.064%	1,045,353	1,045,481
Series 2015-1 Class A
07/10/29	1.234%	10,511,901	10,526,558

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016	67

COLUMBIA VARIABLE PORTFOLIO FUNDS

PORTFOLIO OF INVESTMENTS (continued)

Columbia Variable Portfolio – Intermediate Bond Fund

December 31, 2016

Asset-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Series 2016-1 Class A1
04/10/30	1.637%	16,500,000	16,518,694

Hertz Vehicle Financing II LP Series 2015-3A Class A(a)
09/25/21	2.670%	4,490,000	4,488,042

Hertz Vehicle Financing LLC Series 2016-1A Class A(a)
03/25/20	2.320%	4,560,000	4,531,220

Honda Auto Receivables Owner Trust Series 2015-2 Class A3
02/21/19	1.040%	4,473,944	4,467,797

Hyundai Auto Lease Securitization Trust Series 2015-B Class A2A(a)
12/15/17	0.950%	1,742,152	1,741,887

Hyundai Floorplan Master Owner Trust Series 2016-1A Class A1(a)(b)
03/15/21	1.604%	2,520,000	2,536,405

John Deere Owner Trust Series 2016-A Class A2
10/15/18	1.150%	5,258,025	5,255,347

Kubota Credit Owner Trust Series 2016-1A Class A2(a)
04/15/19	1.250%	4,600,000	4,587,425

Mercedes-Benz Auto Lease Trust Series 2016-B Class A2
01/15/19	1.150%	4,030,000	4,023,633

Mercedes-Benz Master Owner Trust Series 2015-AA Class A(a)(b)
04/15/19	1.024%	8,140,000	8,139,998

New York City Tax Lien Trust(a)
Series 2015-A Class A
11/10/28	1.340%	947,480	942,873
Series 2016-A Class A
11/10/29	1.470%	3,594,178	3,571,184

Nissan Auto Lease Trust Series 2016-B Class A2A
12/17/18	1.260%	6,570,000	6,557,957

Nissan Auto Receivables Owner Trust Series 2015-A Class A1(b)
01/15/20	1.104%	1,875,000	1,876,751

OZLM VII Ltd. Series 2014-7A Class A1A(a)(b)
07/17/26	2.300%	18,250,000	18,256,223

Oak Hill Credit Partners X Ltd. Series 2014-10A Class A(a)(b)
07/20/26	2.351%	9,210,000	9,210,258

Octagon Investment Partners 24 Ltd. Series 2015-1A Class A1(a)(b)
05/21/27	2.361%	21,000,000	21,079,233

Octagon Investment Partners XXII Ltd. Series 2014-1A Class E1(a)(b)
11/25/25	6.132%	1,000,000	905,625

Asset-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Octagon Investment Partners XXVI Ltd. Series 2016-1A Class E(a)(b)
04/15/27	8.730%	2,000,000	2,018,134

Ocwen Master Advance Receivables Trust Series 2016-T1 Class AT1(a)
08/17/48	2.521%	13,100,000	13,079,531

OneMain Direct Auto Receivables Trust Series 2016-1A Class A(a)
01/15/21	2.040%	5,977,998	5,984,662

OneMain Financial Issuance Trust(a) Series 2015-1A Class A
03/18/26	3.190%	8,005,000	8,056,959
Series 2015-2A Class A
07/18/25	2.570%	18,600,000	18,588,914

Porsche Innovative Lease Owner Trust Series 2015-1 Class A3(a)
07/23/18	1.190%	9,517,342	9,521,191

SMART ABS Series Trust Series 2015-3US Class A2B(b)
04/16/18	1.445%	2,611,023	2,610,631

SPS Servicer Advance Receivables Trust Series 2016-T2 Class AT2(a)
11/15/49	2.750%	13,100,000	13,034,217

Seneca Park CLO Ltd. Series 2014-1A Class D(a)(b)
07/17/26	4.380%	2,500,000	2,419,607

Sierra Timeshare Receivables Funding LLC Series 2016-2A Class A(a)
07/20/33	2.330%	5,011,143	4,916,605

SoFi Professional Loan Program LLC(a) Series 2016-A
12/26/36	2.760%	10,564,011	10,616,410

SoFi Professional Loan Program LLC(a)(g) Series 2015-D Class RC
10/26/37	0.000%	2	1,502,445
Series 2016-A Class RPO
01/25/38	0.000%	4	2,847,494
Series 2016-B Class RC
04/25/37	0.000%	2	1,179,409

Springleaf Funding Trust Series 2016-AA Class A(a)
11/15/29	2.900%	15,390,000	15,355,622

Symphony CLO V Ltd. Series 2007-5A Class A1(a)(b)
01/15/24	1.630%	6,997,338	6,962,485

TAL Advantage V LLC Series 2014-2A Class A1(a)
05/20/39	1.700%	960,562	948,088

VSE VOI Mortgage LLC Series 2016-A Class A(a)
07/20/33	2.540%	9,938,310	9,835,290

Venture XI CLO Ltd. Series 2012-11A Class AR(a)(b)
11/14/22	2.202%	11,175,000	11,173,335

The accompanying Notes to Financial Statements are an integral part of this statement.

68	Annual Report 2016

COLUMBIA VARIABLE PORTFOLIO FUNDS

PORTFOLIO OF INVESTMENTS (continued)

Columbia Variable Portfolio – Intermediate Bond Fund

December 31, 2016

Asset-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Volvo Financial Equipment LLC Series 2015-1A Class A3(a)
06/17/19	1.510%	2,472,000	2,472,642

Voya Ltd. Series 2012-4A Class A1R(a)(b)
10/15/28	2.330%	11,000,000	11,017,303

Wells Fargo Dealer Floorplan Master Note Trust(b) Series 2012-2 Class A
04/22/19	1.489%	7,105,000	7,113,156
Series 2014-1 Class A
07/20/19	1.119%	5,970,000	5,971,729
Series 2015-1 Class A
01/20/20	1.239%	13,625,000	13,645,670

Westgate Resorts LLC Series 2013-1A Class B(a)
08/20/25	3.750%	201,754	201,267

Wheels SPV 2 LLC Series 2015-1A Class A2(a)
04/22/24	1.270%	3,148,598	3,146,294

World Financial Network Credit Card Master Trust Series 2012-D Class A
04/17/23	2.150%	7,245,000	7,271,914
Series 2015-B Class A
06/17/24	2.550%	16,775,000	17,017,385
Series 2015-C Class A
03/15/21	1.260%	2,625,000	2,626,590

World Omni Automobile Lease Securitization Trust Series 2015-A Class A3
10/15/18	1.540%	10,572,000	10,583,324

Total Asset-Backed Securities — Non-Agency
(Cost: $747,646,787)			750,131,635

U.S. Treasury Obligations 19.1%
U.S. Treasury
01/31/17	0.875%	55,000,000	55,025,105
03/31/17	0.500%	127,545,000	127,550,867
11/30/18	1.000%	96,570,000	96,253,130
12/15/19	1.375%	66,100,000	65,942,484
11/30/21	1.750%	377,990,000	375,169,816
11/30/23	2.125%	69,020,000	68,561,638

U.S. Treasury(f)
11/15/26	2.000%	27,922,100	26,865,193
08/15/46	2.250%	116,765,000	98,178,347

U.S. Treasury(f)(g)
STRIPS
05/15/43	0.000%	88,863,000	38,828,155

U.S. Treasury(g)
STRIPS
11/15/43	0.000%	57,050,000	24,829,301

Total U.S. Treasury Obligations
(Cost: $983,350,785)			977,204,036

U.S. Government & Agency Obligations 0.9%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Residual Funding Corp.(g)
STRIPS
01/15/30	0.000%	32,628,000	21,326,966
04/15/30	0.000%	34,501,000	22,343,538

Total U.S. Government & Agency Obligations
(Cost: $45,208,297)			43,670,504

Foreign Government Obligations(h) 1.2%
CHILE 0.1%
Chile Government International Bond
10/30/22	2.250%	4,825,000	4,657,573

COLOMBIA 0.1%
Colombia Government International Bond
01/18/41	6.125%	3,418,000	3,700,364

FRANCE 0.4%
Electricite de France SA(a)
10/13/55	5.250%	22,626,000	22,530,654

MEXICO 0.3%
Mexico Government International Bond
03/15/22	3.625%	6,528,000	6,541,056
03/08/44	4.750%	6,191,000	5,629,476

Petroleos Mexicanos(a)
03/13/27	6.500%	3,916,000	4,039,354

Total			16,209,886

PANAMA 0.1%
Panama Government International Bond
01/26/36	6.700%	2,570,000	3,118,695

PERU 0.1%
Peruvian Government International Bond
03/14/37	6.550%	2,710,000	3,402,405

PHILIPPINES —%
Philippine Government International Bond
10/23/34	6.375%	925,000	1,203,164

QATAR 0.1%
Nakilat, Inc. (a)
12/31/33	6.067%	3,926,000	4,554,160

Total Foreign Government Obligations
(Cost: $58,911,573)			59,376,901

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016	69

COLUMBIA VARIABLE PORTFOLIO FUNDS

PORTFOLIO OF INVESTMENTS (continued)

Columbia Variable Portfolio – Intermediate Bond Fund

December 31, 2016

Municipal Bonds 0.8%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CALIFORNIA —%
Los Angeles Unified School District Unlimited General Obligation Bonds Taxable Build America Bonds Series 2009
07/01/34	5.750%	1,260,000	1,553,404

ILLINOIS 0.2%
City of Chicago Waterworks Revenue Bonds Build America Bonds Series 2010
11/01/40	6.742%	1,020,000	1,288,209

City of Chicago Unlimited General Obligation Bonds Taxable Project Series 2011-C1
01/01/35	7.781%	1,815,000	1,863,733

Unlimited General Obligation Refunding Bonds Taxable Series 2014B
01/01/44	6.314%	4,190,000	3,735,888

Unlimited General Obligation Taxable Bonds Series 2015B
01/01/33	7.375%	1,325,000	1,338,210

Total			8,226,040

MISSISSIPPI —%
State of Mississippi Unlimited General Obligation Bonds Series 2016B
12/01/27	5.000%	1,520,000	1,839,215

NEW YORK 0.1%
City of New York Unlimited General Obligation Bonds Series 2016B-1
12/01/41	5.000%	2,620,000	2,991,726

OHIO 0.1%
JobsOhio Beverage System Taxable Revenue Bonds Series 2013B
01/01/35	4.532%	4,210,000	4,544,358

PUERTO RICO 0.1%
Puerto Rico Sales Tax Financing Corp.(i) Revenue Bonds 1st Senior Series 2009C
08/01/57	5.750%	1,570,000	1,107,965
Subordinated Revenue Bonds 1st Series 2009A-1
08/01/43	5.250%	4,470,000	2,100,900

Municipal Bonds (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
1st Series 2009B
08/01/44	6.500%	685,000	332,225
1st Series 2010C
08/01/41	5.250%	4,065,000	1,910,550

Total			5,451,640

TEXAS 0.2%
University of Texas System (The)(e) Revenue Bonds Series 2017J
08/15/25	5.000%	4,835,000	5,833,669
08/15/26	5.000%	4,335,000	5,283,498

Total			11,117,167

WASHINGTON 0.1%
Central Puget Sound Regional Transit Authority Green Revenue Bonds Series 2016S-1
11/01/46	5.000%	3,890,000	4,939,444

Total Municipal Bonds
(Cost: $41,280,502)			40,662,994

Preferred Debt 0.5%
Issuer	Coupon Rate	Shares	Value ($)
BANKING 0.4%
M&T Bank Corp.(b)
12/31/49	6.375%	5,584	6,170,320
12/31/49	6.375%	800	857,628
State Street Corp.(b)
12/31/49	5.350%	226,105	5,657,147
12/31/49	5.900%	164,425	4,253,675
Wells Fargo & Co.
12/31/49	7.500%	5,000	5,950,000

Total			22,888,770

PROPERTY & CASUALTY 0.1%
Allstate Corp. (The)(b)
01/15/53	5.100%	100,663	2,533,688

Total Preferred Debt
(Cost: $25,217,578)			25,422,458

Senior Loans 0.1%
Borrower	Weighted Average Coupon	Principal Amount	Value ($)
CONSUMER PRODUCTS —%
Serta Simmons Holdings, LLC 2nd Lien Term Loan(b)(j)
11/08/24	9.000%	1,450,716	1,455,547

The accompanying Notes to Financial Statements are an integral part of this statement.

70	Annual Report 2016

COLUMBIA VARIABLE PORTFOLIO FUNDS

PORTFOLIO OF INVESTMENTS (continued)

Columbia Variable Portfolio – Intermediate Bond Fund

December 31, 2016

Senior Loans (continued)
Borrower	Weighted Average Coupon	Principal Amount ($)	Value ($)
DIVERSIFIED MANUFACTURING —%
Accudyne Industries Borrower SCA/LLC Term Loan(b)(j)
12/13/19	4.000%	1,105,000	1,043,043

Manitowoc Foodservice, Inc. Tranche B Term Loan(b)(j)
03/03/23	5.750%	543,231	550,700

Total			1,593,743

INDEPENDENT ENERGY —%
Chesapeake Energy Corp. Tranche A Term Loan(b)(j)
08/23/21	8.500%	758,476	824,524

MEDIA AND ENTERTAINMENT —%
UFC Holdings LLC(b)(j)
1st Lien Term Loan
08/18/23	5.000%	328,000	331,936
2nd Lien Term Loan
08/18/24	8.500%	102,000	104,677

Total			436,613

TECHNOLOGY 0.1%
Ancestry.com Operations, Inc. 2nd Lien Term Loan(b)(j)
10/19/24	9.250%	272,251	277,696

Greeneden U.S. Holdings I, LLC Term Loan(b)(j)
12/01/23	6.250%	272,000	276,591

Information Resources, Inc.(b)(e)(j)
2nd Lien Term Loan
12/23/24	0.000%	756,000	749,703

Senior Loans (continued)
Borrower	Weighted Average Coupon	Principal Amount ($)	Value ($)
Term Loan
12/22/23	0.000%	1,025,000	1,031,406

Kronos, Inc. 2nd Lien Term Loan(b)(j)
11/01/24	9.250%	386,000	397,341

Total			2,732,737

Total Senior Loans
(Cost: $6,853,809)			7,043,164

Options Purchased Puts 0.1%
Issuer	Notional ($)/ Contracts	Exercise Price	Expiration Date	Value ($)
Put-OTC 5-Year Interest Rate Swap(k)
	225,000,000	2.00	07/16/18	6,770,295

U.S. Treasury 10-Year Note
	885	121.00	02/24/17	165,937

Total Options Purchased Puts
(Cost: $2,523,265)				6,936,232

Money Market Funds 0.4%
			Shares	Value ($)

Columbia Short-Term Cash Fund, 0.594%(l)(m)(o)			21,676,210	21,676,210

Total Money Market Funds
(Cost: $21,676,210)				21,676,210

Total Investments
(Cost: $5,810,273,821)				5,808,394,836

Other Assets & Liabilities, Net				(701,393,336)

Net Assets				5,107,001,500

At December 31, 2016, securities and cash totaling $43,535,558 were pledged as collateral.

Investments in Derivatives

Forward Foreign Currency Exchange Contracts Open at December 31, 2016

Counterparty	Exchange Date	Currency to be Delivered		Currency to be Received		Unrealized Appreciation ($)	Unrealized Depreciation ($)

Barclays	01/23/2017	1,441,000	EUR	1,504,512	USD	—	(13,944)

Futures Contracts Outstanding at December 31, 2016

Long Futures Contracts Outstanding

Contract Description	Number of Contracts	Trading Currency	Notional Market Value ($)	Expiration Date	Unrealized Appreciation ($)	Unrealized (Depreciation) ($)
U.S. Treasury 5-Year Note	2,088	USD	245,682,564	03/2017	481,571	—
U.S. Treasury Ultra 10-Year Note	678	USD	90,894,375	03/2017	1,103,611	—
U.S. Treasury Ultra 10-Year Note	173	USD	23,192,813	03/2017	348,458	—

Total			359,769,752		1,933,640	—

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016	71

COLUMBIA VARIABLE PORTFOLIO FUNDS

PORTFOLIO OF INVESTMENTS (continued)

Columbia Variable Portfolio – Intermediate Bond Fund

December 31, 2016

Short Futures Contracts Outstanding

Contract Description	Number of Contracts	Trading Currency	Notional Market Value ($)	Expiration Date	Unrealized Appreciation ($)	Unrealized (Depreciation) ($)
U.S. Long Bond	(201)	USD	(30,281,906)	03/2017	—	(372,515)
U.S. Long Bond	(135)	USD	(20,338,594)	03/2017	—	(388,740)
U.S. Treasury 10-Year Note	(1,026)	USD	(127,512,563)	03/2017	—	(810,364)
U.S. Treasury 10-Year Note	(902)	USD	(112,101,688)	03/2017	—	(932,091)
U.S. Treasury 2-Year Note	(176)	USD	(38,137,000)	03/2017	—	(82,817)
U.S. Treasury 2-Year Note	(819)	USD	(177,467,063)	03/2017	—	(380,084)
U.S. Ultra Bond	(555)	USD	(88,938,750)	03/2017	620,790	—
U.S. Ultra Bond	(23)	USD	(3,685,750)	03/2017	—	(5,250)
U.S. Ultra Bond	(11)	USD	(1,762,750)	03/2017	—	(29,928)

Total			(600,226,064)		620,790	(3,001,789)

Open Options Contracts Written at December 31, 2016

Issuer	Puts/Calls	Trading Currency	Number of Contracts	Exercise Price	Premium Received ($)	Expiration Date	Value ($)
Put — OTC 5-Year Interest Rate Swap(n)	Put	USD	(50,000,000)	2.00	(280,000)	02/21/2017	(302,315)

Put — OTC 5-Year Interest Rate Swap(n)	Put	USD	(100,000,000)	2.20	(650,000)	03/14/2017	(391,390)

Total							(693,705)

Credit Default Swap Contracts Outstanding at December 31, 2016

Buy Protection

Counter party	Refer ence Entity	Expiration Date	Pay Fixed Rate (%)	Notional Currency	Notional Amount	Market Value ($)	Premium Paid ($)	Premium Received ($)	Periodic Payments Recei vable (Payable) ($)	Unrealized Appre ciation ($)	Unrealized Depre ciation ($)
Barclays	American International Group, Inc.	12/20/2021	1.000	USD	13,155,000	(131,159)	—	(116,676)	(4,020)	—	(18,503)

Barclays	Citigroup, Inc.	12/20/2021	1.000	USD	13,145,000	(165,779)	—	(123,014)	(4,017)	—	(46,782)

Barclays	EI du Pont de Nemours & Co.	12/20/2021	1.000	USD	13,110,000	(290,267)	—	(266,181)	(4,006)	—	(28,092)

Barclays	Electricite de France SA	06/20/2021	1.000	USD	7,765,000	(51,268)	—	(76,382)	(2,373)	22,741	—

Barclays	Electricite de France SA	06/20/2021	1.000	USD	10,375,000	(68,500)	—	(124,388)	(3,170)	52,718	—

Barclays	Home Depot, Inc.	12/20/2021	1.000	USD	36,410,000	(1,302,165)	—	(1,228,926)	(11,125)	—	(84,364)

Barclays	International Business Machines Corp.	12/20/2021	1.000	USD	5,240,000	(133,821)	—	(106,570)	(1,601)	—	(28,852)

Barclays	McDonald’s Corp.	12/20/2021	1.000	USD	4,255,000	(131,395)	—	(108,128)	(1,300)	—	(24,567)

Barclays	Morgan Stanley	12/20/2021	1.000	USD	10,430,000	(71,684)	—	(34,215)	(3,187)	—	(40,656)

Citi	American International Group, Inc.	06/20/2021	1.000	USD	12,910,000	(159,735)	—	(104,847)	(3,945)	—	(58,833)

The accompanying Notes to Financial Statements are an integral part of this statement.

72	Annual Report 2016

COLUMBIA VARIABLE PORTFOLIO FUNDS

PORTFOLIO OF INVESTMENTS (continued)

Columbia Variable Portfolio – Intermediate Bond Fund

December 31, 2016

Credit Default Swap Contracts Outstanding at December 31, 2016 (continued)

Buy Protection (continued)

Counter party	Refer ence Entity	Expiration Date	Pay Fixed Rate (%)	Notional Currency	Notional Amount	Market Value ($)	Premium Paid ($)	Premium Received ($)	Periodic Payments Recei vable (Payable) ($)	Unrealized Appre ciation ($)	Unrealized Depre ciation ($)
Citi	American International Group, Inc.	12/20/2021	1.000	USD	13,155,000	(131,160)	—	(104,350)	(4,020)	—	(30,830)

Citi	Bank of America Corp.	12/20/2021	1.000	USD	9,195,000	(115,916)	—	(102,832)	(2,810)	—	(15,894)

Citi	Eastman Chemical Co.	12/20/2021	1.000	USD	10,510,000	(112,878)	—	(98,277)	(3,211)	—	(17,812)

Citi	Energy Transfer Partners, LP	12/20/2021	1.000	USD	2,600,000	29,792	101,938	—	(794)	—	(72,940)

Citi	Energy Transfer Partners, LP	12/20/2021	1.000	USD	5,200,000	59,585	188,054	—	(1,589)	—	(130,058)

Citi	Ford Motor Credit Co. LLC	12/20/2021	5.000	USD	5,215,000	(863,211)	—	(856,113)	(7,967)	—	(15,065)

Citi	Goldman Sachs Group, Inc.	12/20/2021	1.000	USD	16,430,000	(81,714)	38,379	—	(5,020)	—	(125,113)

Citi	International Business Machines Corp.	12/20/2021	1.000	USD	5,225,000	(133,438)	—	(104,498)	(1,597)	—	(30,537)

Citi	Markit CDX Emerging Markets Index, Series 26	12/20/2021	1.000	USD	52,050,000	3,247,281	3,205,081	—	(15,904)	26,296	—

Citi	Markit CDX Emerging Markets Index, Series 26	12/20/2021	1.000	USD	36,460,000	2,274,656	2,254,385	—	(11,141)	9,130	—

Citi	Nordstrom, Inc.	12/20/2021	1.000	USD	10,465,000	283,513	333,222	—	(3,198)	—	(52,907)

Citi	Nordstrom, Inc.	12/20/2021	1.000	USD	7,850,000	212,669	246,229	—	(2,399)	—	(35,959)

Citi	Viacom, Inc.	06/20/2021	1.000	USD	15,775,000	130,305	326,456	—	(4,820)	—	(200,971)

Credit Suisse	D.R. Horton, Inc.	12/20/2021	1.000	USD	10,480,000	143,675	215,014	—	(3,202)	—	(74,541)

Credit Suisse	Goldman Sachs Group, Inc.	06/20/2021	1.000	USD	2,630,000	(21,086)	19,912	—	(804)	—	(41,802)

Credit Suisse	Kohl’s Corp.	12/20/2021	1.000	USD	5,265,000	173,676	123,819	—	(1,609)	48,248	—

Goldman Sachs International	Campbell Soup Co.	12/20/2021	1.000	USD	13,075,000	(352,901)	—	(344,201)	(3,995)	—	(12,695)

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016	73

COLUMBIA VARIABLE PORTFOLIO FUNDS

PORTFOLIO OF INVESTMENTS (continued)

Columbia Variable Portfolio – Intermediate Bond Fund

December 31, 2016

Credit Default Swap Contracts Outstanding at December 31, 2016 (continued)

Buy Protection (continued)

Counter party	Refer ence Entity	Expiration Date	Pay Fixed Rate (%)	Notional Currency	Notional Amount	Market Value ($)	Premium Paid ($)	Premium Received ($)	Periodic Payments Recei vable (Payable) ($)	Unrealized Appre ciation ($)	Unrealized Depre ciation ($)
Goldman Sachs International	Citigroup, Inc.	12/20/2021	1.000	USD	5,210,000	(65,707)	—	(31,865)	(1,592)	—	(35,434)

Goldman Sachs International	D.R. Horton, Inc.	12/20/2021	1.000	USD	31,430,000	430,889	644,837	—	(9,604)	—	(223,552)

Goldman Sachs International	Eastman Chemical Co.	12/20/2021	1.000	USD	7,865,000	(84,471)	—	(55,122)	(2,403)	—	(31,752)

Goldman Sachs International	Eastman Chemical Co.	12/20/2021	1.000	USD	5,245,000	(56,332)	—	(36,728)	(1,603)	—	(21,207)

Goldman Sachs International	Electricite de France SA	06/20/2021	1.000	USD	28,485,000	(188,070)	—	(341,651)	(8,704)	144,877	—

Goldman Sachs International	Energy Transfer Partners, LP	12/20/2021	1.000	USD	7,800,000	89,377	247,830	—	(2,383)	—	(160,836)

Goldman Sachs International	Energy Transfer Partners, LP	12/20/2021	1.000	USD	2,600,000	29,792	94,117	—	(794)	—	(65,119)

Goldman Sachs International	Home Depot, Inc.	12/20/2021	1.000	USD	26,130,000	(934,512)	—	(842,566)	(7,984)	—	(99,930)

Goldman Sachs International	Kohl’s Corp.	12/20/2021	1.000	USD	7,890,000	260,267	161,454	—	(2,411)	96,402	—

Goldman Sachs International	Lincoln National Corp.	12/20/2021	1.000	USD	7,870,000	27,907	7,295	—	(2,405)	18,207	—

Goldman Sachs International	Lincoln National Corp.	12/20/2021	1.000	USD	2,625,000	9,308	9,706	—	(802)	—	(1,200)

Goldman Sachs International	McDonald’s Corp.	12/20/2021	1.000	USD	18,205,000	(562,173)	—	(497,547)	(5,563)	—	(70,189)

Goldman Sachs International	Morgan Stanley	12/20/2021	1.000	USD	28,530,000	(196,084)	—	(50,181)	(8,718)	—	(154,621)

Goldman Sachs International	Morgan Stanley	12/20/2021	1.000	USD	26,275,000	(180,586)	—	(97,792)	(8,028)	—	(90,822)

Goldman Sachs International	Textron, Inc.	12/20/2021	1.000	USD	23,380,000	(53,102)	—	—	(7,143)	—	(60,245)

Goldman Sachs International	Valero Energy Corp.	12/20/2021	1.000	USD	5,225,000	26,471	119,686	—	(1,597)	—	(94,812)

The accompanying Notes to Financial Statements are an integral part of this statement.

74	Annual Report 2016

COLUMBIA VARIABLE PORTFOLIO FUNDS

PORTFOLIO OF INVESTMENTS (continued)

Columbia Variable Portfolio – Intermediate Bond Fund

December 31, 2016

Credit Default Swap Contracts Outstanding at December 31, 2016 (continued)

Buy Protection (continued)

Counter party	Refer ence Entity	Expiration Date	Pay Fixed Rate (%)	Notional Currency	Notional Amount	Market Value ($)	Premium Paid ($)	Premium Received ($)	Periodic Payments Recei vable (Payable) ($)	Unrealized Appre ciation ($)	Unrealized Depre ciation ($)
Goldman Sachs International	Walt Disney Co. (The)	12/20/2021	1.000	USD	12,995,000	(445,786)	—	(458,225)	(3,971)	8,468	—

JPMorgan	American International Group, Inc.	06/20/2021	1.000	USD	10,465,000	(129,483)	—	(80,314)	(3,198)	—	(52,367)

JPMorgan	Barclays Bank, PLC	12/20/2021	1.000	USD	5,260,000	202,852	210,833	—	(1,607)	—	(9,588)

JPMorgan	Energy Transfer Partners, LP	12/20/2021	1.000	USD	2,600,000	29,792	110,934	—	(794)	—	(81,936)

JPMorgan	Goldman Sachs Group, Inc.	12/20/2021	1.000	USD	26,280,000	(130,703)	—	(54,982)	(8,030)	—	(83,751)

JPMorgan	International Business Machines Corp.	12/20/2021	1.000	USD	10,450,000	(266,877)	—	(198,875)	(3,193)	—	(71,195)

JPMorgan	Lloyds Bank PLC	12/20/2021	1.000	USD	2,630,000	67,727	60,597	—	(804)	6,326	—

JPMorgan	Markit CDX Emerging Markets Index, Series 26	12/20/2021	1.000	USD	15,615,000	974,184	964,492	—	(4,771)	4,921	—

JPMorgan	Markit CDX Emerging Markets Index, Series 26	12/20/2021	1.000	USD	52,390,000	3,268,493	4,419,720	—	(16,008)	—	(1,167,235)

JPMorgan	McDonald’s Corp.	12/20/2021	1.000	USD	15,605,000	(481,884)	—	(434,194)	(4,768)	—	(52,458)

JPMorgan	Royal Bank of Scotland PLC (The)	12/20/2021	1.000	USD	7,890,000	645,002	522,236	—	(2,411)	120,355	—

JPMorgan	Toll Brothers, Inc.	12/20/2021	1.000	USD	30,085,000	881,065	1,389,244	—	(9,193)	—	(517,372)

JPMorgan	Weyerhaeuser Co.	12/20/2021	1.000	USD	5,235,000	(53,758)	—	(44,450)	(1,600)	—	(10,908)

Morgan Stanley	American International Group, Inc.	06/20/2021	1.000	USD	5,235,000	(64,773)	—	(49,209)	(1,600)	—	(17,164)

Morgan Stanley	Bank of America Corp.	12/20/2021	1.000	USD	13,135,000	(165,585)	—	(104,270)	(4,013)	—	(65,328)

Morgan Stanley	Bank of America Corp.	12/20/2021	1.000	USD	13,135,000	(165,585)	—	(110,449)	(4,013)	—	(59,149)

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016	75

COLUMBIA VARIABLE PORTFOLIO FUNDS

PORTFOLIO OF INVESTMENTS (continued)

Columbia Variable Portfolio – Intermediate Bond Fund

December 31, 2016

Credit Default Swap Contracts Outstanding at December 31, 2016 (continued)

Buy Protection (continued)

Counter party	Refer ence Entity	Expiration Date	Pay Fixed Rate (%)	Notional Currency	Notional Amount	Market Value ($)	Premium Paid ($)	Premium Received ($)	Periodic Payments Recei vable (Payable) ($)	Unrealized Appre ciation ($)	Unrealized Depre ciation ($)
Morgan Stanley	Ford Motor Credit Co. LLC	12/20/2021	5.000	USD	5,160,000	(854,106)	—	(852,966)	(7,883)	—	(9,023)

Morgan Stanley	Ford Motor Credit Co. LLC	12/20/2021	5.000	USD	2,605,000	(431,192)	—	(430,620)	(3,980)	—	(4,552)

Morgan Stanley	Goldman Sachs Group, Inc.	12/20/2021	1.000	USD	13,100,000	(65,153)	—	(42,483)	(4,003)	—	(26,673)

Morgan Stanley	International Business Machines Corp.	12/20/2021	1.000	USD	10,450,000	(266,877)	—	(208,996)	(3,193)	—	(61,074)

Morgan Stanley	Nucor Corp.	12/20/2021	1.000	USD	14,675,000	(67,295)	101,669	—	(4,484)	—	(173,448)

Morgan Stanley	Valero Energy Corp.	12/20/2021	1.000	USD	23,585,000	119,479	425,922	—	(7,207)	—	(313,650)
Total							16,543,061	(8,923,083)		558,689	(5,074,363)

Cleared Credit Default Swap Contracts Outstanding at December 31, 2016

Buy Protection

Counter party	Reference Entity	Expiration Date	Pay Fixed Rate (%)	Notional Currency	Notional Amount	Unrealized Appre ciation ($)	Unrealized Depre ciation ($)
Morgan Stanley	Markit CDX North America High Yield Index, Series 27	12/20/2021	5.000	USD	217,785,000	—	(2,438,993)

Morgan Stanley	Markit CDX North America Investment Grade Index, Series 27	12/20/2021	1.000	USD	122,930,000	—	(443,332)

Morgan Stanley	Markit iTraxx Europe Crossover Index, Series 25	06/20/2021	5.000	EUR	26,340,000	—	(1,550,069)
Total						—	(4,432,394)

Credit Default Swap Contracts Outstanding at December 31, 2016

Sell Protection

Counterparty	Reference Entity	Expiration Date	Receive Fixed Rate (%)	Implied Credit Spread (%)*	Notional Currency	Notional Amount	Market Value ($)	Premium Paid ($)	Premium Received ($)	Periodic Payments Receivable (Payable) ($)	Unrealized Appreciation ($)	Unrealized Depreciation ($)
Barclays	Anadarko Petroleum Corp.	12/20/2020	1.000	1.079	USD	(10,150,000)	(30,702)	—	(804,761)	3,101	777,160	—

Barclays	Anadarko Petroleum Corp.	06/20/2021	1.000	1.241	USD	(5,110,000)	(52,438)	—	(503,670)	1,561	452,793	—

The accompanying Notes to Financial Statements are an integral part of this statement.

76	Annual Report 2016

COLUMBIA VARIABLE PORTFOLIO FUNDS

PORTFOLIO OF INVESTMENTS (continued)

Columbia Variable Portfolio – Intermediate Bond Fund

December 31, 2016

Credit Default Swap Contracts Outstanding at December 31, 2016 (continued)

Sell Protection (continued)

Counterparty	Reference Entity	Expiration Date	Receive Fixed Rate (%)	Implied Credit Spread (%)*	Notional Currency	Notional Amount	Market Value ($)	Premium Paid ($)	Premium Received ($)	Periodic Payments Receivable (Payable) ($)	Unrealized Appreciation ($)	Unrealized Depreciation ($)
Barclays	Bank of America Corp.	06/20/2018	1.000	0.356	USD	(25,990,000)	246,927	231,841	—	7,941	23,027	—

Barclays	Canadian Natural Resources Ltd.	12/20/2020	1.000	1.059	USD	(5,070,000)	(11,419)	—	(495,371)	1,549	485,501	—

Barclays	Citigroup, Inc.	06/20/2018	1.000	0.349	USD	(26,305,000)	252,583	196,114	—	8,038	64,507	—

Barclays	Dow Chemical Co. (The)	12/20/2021	1.000	0.834	USD	(13,110,000)	103,817	48,805	—	4,006	59,018	—

Citi	Dow Chemical Co. (The)	12/20/2021	1.000	0.834	USD	(10,510,000)	83,228	53,852	—	3,211	32,587	—

Citi	Ford Motor Co.	12/20/2021	5.000	1.487	USD	(5,215,000)	856,656	771,533	—	7,967	93,090	—

Citi	Plains All American Pipeline LP	12/20/2021	1.000	1.844	USD	(5,200,000)	(201,625)	—	(221,892)	1,589	21,856	—

Credit Suisse	Macy’s Retail Holdings, Inc.	12/20/2021	1.000	1.798	USD	(5,265,000)	(195,464)	—	(149,343)	1,609	—	(44,512)

Credit Suisse	Markit CMBX North America Index, Series 7 BBB-	01/17/2047	3.000	4.019	USD	(13,500,000)	(773,550)	—	(1,038,821)	6,750	272,021	—

Credit Suisse	Markit CMBX North America Index, Series 7 BBB-	01/17/2047	3.000	4.019	USD	(13,000,000)	(744,900)	—	(1,126,838)	6,500	388,438	—

Goldman Sachs International	Anadarko Petroleum Corp.	12/20/2021	1.000	1.370	USD	(5,225,000)	(90,493)	—	(195,934)	1,597	107,038	—

Goldman Sachs International	Anadarko Petroleum Corp.	12/20/2020	1.000	1.079	USD	(5,080,000)	(15,366)	—	(442,985)	1,552	429,171	—

Goldman Sachs International	Anadarko Petroleum Corp.	12/20/2020	1.000	1.079	USD	(5,070,000)	(15,336)	—	(441,434)	1,549	427,647	—

Goldman Sachs International	Anadarko Petroleum Corp.	12/20/2020	1.000	1.079	USD	(12,685,000)	(38,369)	—	(945,406)	3,876	910,913	—

Goldman Sachs International	Citigroup, Inc.	06/20/2018	1.000	0.349	USD	(12,985,000)	124,683	87,143	—	3,968	41,508	—

Goldman Sachs International	Dow Chemical Co. (The)	12/20/2021	1.000	0.834	USD	(7,865,000)	62,282	29,313	—	2,403	35,372	—

Goldman Sachs International	Dow Chemical Co. (The)	12/20/2021	1.000	0.834	USD	(5,245,000)	41,535	19,532	—	1,603	23,606	—

Goldman Sachs International	Macy’s Retail Holdings, Inc.	12/20/2021	1.000	1.798	USD	(7,890,000)	(292,918)	—	(196,532)	2,411	—	(93,975)

Goldman Sachs International	Markit CMBX North America Index, Series 6 BBB-	05/11/2063	3.000	4.189	USD	(10,100,000)	(578,730)	—	(830,904)	5,050	257,224	—

Goldman Sachs International	Markit CMBX North America Index, Series 6 BBB-	05/11/2063	3.000	4.189	USD	(5,200,000)	(297,960)	—	(454,870)	2,600	159,510	—

Goldman Sachs International	Markit CMBX North America Index, Series 7 BBB-	01/17/2047	3.000	4.019	USD	(5,100,000)	(292,230)	—	(624,620)	2,550	334,940	—

Goldman Sachs International	Markit CMBX North America Index, Series 7 BBB-	01/17/2047	3.000	4.019	USD	(5,100,000)	(292,230)	—	(630,318)	2,550	340,638	—

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016	77

COLUMBIA VARIABLE PORTFOLIO FUNDS

PORTFOLIO OF INVESTMENTS (continued)

Columbia Variable Portfolio – Intermediate Bond Fund

December 31, 2016

Credit Default Swap Contracts Outstanding at December 31, 2016 (continued)

Sell Protection (continued)

Counterparty	Reference Entity	Expiration Date	Receive Fixed Rate (%)	Implied Credit Spread (%)*	Notional Currency	Notional Amount	Market Value ($)	Premium Paid ($)	Premium Received ($)	Periodic Payments Receivable (Payable) ($)	Unrealized Appreciation ($)	Unrealized Depreciation ($)
Goldman Sachs International	MetLife, Inc.	12/20/2021	1.000	0.940	USD	(7,870,000)	22,412	21,961	—	2,405	2,856	—

Goldman Sachs International	MetLife, Inc.	12/20/2021	1.000	0.940	USD	(2,625,000)	7,476	—	—	802	8,278	—

JPMorgan	Anadarko Petroleum Corp.	06/20/2021	1.000	1.241	USD	(5,240,000)	(53,772)	—	(407,982)	1,601	355,811	—

JPMorgan	Bank of America Corp.	06/20/2018	1.000	0.356	USD	(38,890,000)	369,488	301,101	—	11,883	80,270	—

JPMorgan	Bank of America Corp.	06/20/2021	1.000	0.671	USD	(26,185,000)	372,031	150,091	—	8,001	229,941	—

JPMorgan	Berkshire Hathaway, Inc.	06/20/2021	1.000	0.769	USD	(15,795,000)	157,292	40,436	—	4,826	121,682	—

JPMorgan	Citigroup, Inc.	06/20/2018	1.000	0.349	USD	(12,965,000)	124,491	104,206	—	3,962	24,247	—

JPMorgan	Citigroup, Inc.	06/20/2018	1.000	0.349	USD	(38,985,000)	374,337	359,294	—	11,912	26,955	—

JPMorgan	Citigroup, Inc.	06/20/2018	1.000	0.349	USD	(26,185,000)	251,430	222,099	—	8,001	37,332	—

JPMorgan	Markit CMBX North America Index, Series 7 BBB-	01/17/2047	3.000	4.019	USD	(5,000,000)	(286,500)	—	(442,724)	2,500	158,724	—

JPMorgan	Plains All American Pipeline LP	06/20/2021	1.000	1.721	USD	(2,540,000)	(76,672)	—	(368,694)	776	292,798	—

JPMorgan	Plains All American Pipeline LP	06/20/2021	1.000	1.721	USD	(2,595,000)	(78,332)	—	(306,781)	793	229,242	—

JPMorgan	Plains All American Pipeline LP	06/20/2021	1.000	1.721	USD	(2,600,000)	(78,483)	—	(264,457)	794	186,768	—

Morgan Stanley	Anadarko Petroleum Corp.	12/20/2020	1.000	1.079	USD	(10,210,000)	(30,883)	—	(733,449)	3,120	705,686	—

Morgan Stanley	Anadarko Petroleum Corp.	12/20/2020	1.000	1.079	USD	(10,210,000)	(30,883)	—	(878,239)	3,120	850,476	—

Morgan Stanley	Anadarko Petroleum Corp.	12/20/2020	1.000	1.079	USD	(7,615,000)	(23,034)	—	(980,612)	2,327	959,905	—

Morgan Stanley	Bank of America Corp.	06/20/2018	1.000	0.356	USD	(12,985,000)	123,368	85,232	—	3,968	42,104	—

Morgan Stanley	Bank of America Corp.	06/20/2018	1.000	0.356	USD	(12,925,000)	122,798	92,457	—	3,949	34,290	—

Morgan Stanley	Canadian Natural Resources Ltd.	06/20/2021	1.000	1.211	USD	(2,595,000)	(23,367)	—	(173,410)	793	150,836	—

Morgan Stanley	Enterprise Products Partners LP	06/20/2021	1.000	1.376	USD	(15,225,000)	(243,109)	—	(1,105,463)	4,652	867,006	—

Morgan Stanley	Enterprise Products Partners LP	06/20/2021	1.000	1.376	USD	(15,570,000)	(248,618)	—	(714,633)	4,758	470,773	—

Morgan Stanley	Ford Motor Co.	12/20/2021	5.000	1.487	USD	(5,160,000)	847,621	758,401	—	7,883	97,103	—

Morgan Stanley	Ford Motor Co.	12/20/2021	5.000	1.487	USD	(2,605,000)	427,917	382,882	—	3,980	49,015	—

Morgan Stanley	Markit CMBX North America Index, Series 6 BBB-	05/11/2063	3.000	4.189	USD	(3,400,000)	(194,820)	—	(261,675)	1,700	68,555	—

The accompanying Notes to Financial Statements are an integral part of this statement.

78	Annual Report 2016

COLUMBIA VARIABLE PORTFOLIO FUNDS

PORTFOLIO OF INVESTMENTS (continued)

Columbia Variable Portfolio – Intermediate Bond Fund

December 31, 2016

Credit Default Swap Contracts Outstanding at December 31, 2016 (continued)

Sell Protection (continued)

Counterparty	Reference Entity	Expiration Date	Receive Fixed Rate (%)	Implied Credit Spread (%)*	Notional Currency	Notional Amount	Market Value ($)	Premium Paid ($)	Premium Received ($)	Periodic Payments Receivable (Payable) ($)	Unrealized Appreciation ($)	Unrealized Depreciation ($)
Morgan Stanley	Markit CMBX North America Index, Series 6 BBB-	05/11/2063	3.000	4.189	USD	(9,000,000)	(515,700)	—	(738,571)	4,500	227,371	—

Morgan Stanley	Markit CMBX North America Index, Series 7 BBB-	01/17/2047	3.000	4.019	USD	(6,500,000)	(372,450)	—	(747,984)	3,250	378,784	—

Morgan Stanley	Markit CMBX North America Index, Series 7 BBB-	01/17/2047	3.000	4.019	USD	(4,000,000)	(229,200)	—	(470,631)	2,000	243,431	—

Morgan Stanley	Markit CMBX North America Index, Series 7 BBB-	01/17/2047	3.000	4.019	USD	(13,750,000)	(787,875)	—	(1,634,643)	6,875	853,643	—

Morgan Stanley	Noble Energy, Inc.	06/20/2021	1.000	1.611	USD	(13,145,000)	(338,556)	—	(822,530)	4,017	487,991	—

Morgan Stanley	Noble Energy, Inc.	12/20/2021	1.000	1.767	USD	(13,100,000)	(465,181)	—	(1,065,904)	4,003	604,726	—

Morgan Stanley	Noble Energy, Inc.	12/20/2021	1.000	1.767	USD	(13,020,000)	(462,340)	—	(782,520)	3,978	324,158	—

Morgan Stanley	Plains All American Pipeline LP	06/20/2021	1.000	1.721	USD	(5,075,000)	(153,192)	—	(788,542)	1,551	636,901	—

Morgan Stanley	Plains All American Pipeline LP	06/20/2021	1.000	1.721	USD	(5,060,000)	(152,740)	—	(674,311)	1,546	523,117	—

Morgan Stanley	Plains All American Pipeline LP	06/20/2021	1.000	1.721	USD	(7,665,000)	(231,373)	—	(1,002,275)	2,342	773,244	—
Total								3,956,293	(24,469,729)		16,841,584	(138,487)

*	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

Cleared Credit Default Swap Contracts Outstanding at December 31, 2016

Sell Protection

Counterparty	Reference Entity	Expiration Date	Receive Fixed Rate (%)	Implied Credit Spread (%)*	Notional Currency	Notional Amount	Unrealized Appreciation ($)	Unrealized Depreciation ($)
Morgan Stanley	Markit CDX North America High Yield Index, Series 19	12/20/2017	5.000	1.493	USD	(435,600,000)	116,212	—

Morgan Stanley	Markit CDX North America High Yield Index, Series 21	12/20/2018	5.000	1.771	USD	(274,510,080)	1,714,516	—

Total							1,830,728	—

*	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016	79

COLUMBIA VARIABLE PORTFOLIO FUNDS

PORTFOLIO OF INVESTMENTS (continued)

Columbia Variable Portfolio – Intermediate Bond Fund

December 31, 2016

Notes to Portfolio of Investments

(a)	Represents privately placed and other securities and instruments exempt from SEC registration (collectively, private placements), such as Section 4(a)(2) and Rule 144A eligible securities, which are often sold only to qualified institutional buyers. The Fund may invest in private placements determined to be liquid as well as those determined to be illiquid. Private placements may be determined to be liquid under guidelines established by the Fund’s Board of Trustees. At December 31, 2016, the value of these securities amounted to $1,399,935,024 or 27.41% of net assets.

(b)	Variable rate security.

(c)	Represents securities that have defaulted on payment of interest. The Fund has stopped accruing interest on these securities. At December 31, 2016, the value of these securities amounted to $61,950, which represents less than 0.01% of net assets.

(d)	Interest Only (IO) represents the right to receive the monthly interest payments on an underlying pool of mortgage loans.

(e)	Security, or a portion thereof, has been purchased on a when-issued or delayed delivery basis.

(f)	This security or a portion of this security has been pledged as collateral in connection with derivative contracts.

(g)	Zero coupon bond.

(h)	Principal and interest may not be guaranteed by the government.

(i)	Municipal obligations include debt obligations issued by or on behalf of territories, possessions, or sovereign nations within the territorial boundaries of the United States. At December 31, 2016, the value of these securities amounted to $5,451,640 or 0.11% of net assets.

(j)	Senior loans have interest rates that float periodically based primarily on the London Interbank Offered Rate (“LIBOR”) and other short-term rates. The interest rate shown reflects the weighted average coupon as of December 31, 2016. The interest rate shown for senior loans purchased on a when-issued or delayed delivery basis, if any, reflects an estimated average coupon. Remaining maturities of senior loans may be less than the stated maturities shown as a result of contractual or optional prepayments by the borrower. Such prepayments cannot be predicted.

(k)	Purchased swaption contracts outstanding at December 31, 2016:

Description	Counterparty	Fund Receives	Fund Pays	Exercise Rate (%)	Expiration Date	Notional Amount ($)	Premium Paid ($)	Market Value ($)
Put — OTC 5-Year Interest Rate Swap	Citi	3-Month USD LIBOR BBA	Fixed rate of 2.000%	2.000	07/18/2023	225,000,000	2,272,500	6,770,295

(l)	The rate shown is the seven-day current annualized yield at December 31, 2016.

(m)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended December 31, 2016 are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds From Sales ($)	Realized Gain (Loss) ($)	Ending Cost ($)	Dividends — Affiliated Issuers ($)	Value ($)
Columbia Short-Term Cash Fund	8,773,621	1,819,290,383	(1,806,390,916)	3,122	21,676,210	209,980	21,676,210

(n)	Written swaption contracts outstanding at December 31, 2016:

Description	Counterparty	Fund Receives	Fund Pays	Exercise Rate (%)	Expiration Date	Notional Amount ($)	Premium Received ($)	Market Value ($)
Put — OTC 5-Year Interest Rate Swap	Citi	Fixed rate of 2.200%	3-Month USD LIBOR BBA	2.200	03/16/2022	(100,000,000)	(650,000)	(391,390)

Put — OTC 5-Year Interest Rate Swap	Morgan Stanley	Fixed rate of 2.000%	3-Month USD LIBOR BBA	2.000	02/21/2022	(50,000,000)	(280,000)	(302,315)

Total							(930,000)	(693,705)

(o)	At December 31, 2016 cash or short-term securities were designated to cover open put and/or call options written.

Abbreviation Legend

AGM	Assured Guaranty Municipal Corporation
CMO	Collateralized Mortgage Obligation
NPFGC	National Public Finance Guarantee Corporation
PIK	Payment-in-Kind
STRIPS	Separate Trading of Registered Interest and Principal Securities

Currency Legend

EUR	Euro
USD	US Dollar

The accompanying Notes to Financial Statements are an integral part of this statement.

80	Annual Report 2016

COLUMBIA VARIABLE PORTFOLIO FUNDS

PORTFOLIO OF INVESTMENTS (continued)

Columbia Variable Portfolio – Intermediate Bond Fund

December 31, 2016

Fair Value Measurements

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

∎

Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

∎	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

∎	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Certain investments that have been measured at fair value using the net asset value (NAV) per share (or its equivalent) are not categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to reconcile the fair value hierarchy to the amounts presented in the Portfolio of Investments. The Columbia Short-Term Cash Fund seeks to provide shareholders with maximum current income consistent with liquidity and stability of principal. Columbia Short-Term Cash Fund prices its shares with a floating NAV and no longer seeks to maintain a stable NAV.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016	81

COLUMBIA VARIABLE PORTFOLIO FUNDS

PORTFOLIO OF INVESTMENTS (continued)

Columbia Variable Portfolio – Intermediate Bond Fund

December 31, 2016

Fair Value Measurements (continued)

The following table is a summary of the inputs used to value the Fund’s investments at December 31, 2016:

	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Investments

Corporate Bonds & Notes	—	2,069,608,680	—	2,069,608,680

Residential Mortgage-Backed Securities — Agency	—	1,276,324,727	—	1,276,324,727

Residential Mortgage-Backed Securities — Non-Agency	—	210,232,029	14,019,430	224,251,459

Commercial Mortgage-Backed Securities — Non-Agency	—	209,187,065	—	209,187,065

Asset-Backed Securities — Agency	—	96,898,771	—	96,898,771

Asset-Backed Securities — Non-Agency	—	744,602,287	5,529,348	750,131,635

U.S. Treasury Obligations	913,546,580	63,657,456	—	977,204,036

U.S. Government & Agency Obligations	—	43,670,504	—	43,670,504

Foreign Government Obligations	—	59,376,901	—	59,376,901

Municipal Bonds	—	40,662,994	—	40,662,994

Preferred Debt	25,422,458	—	—	25,422,458

Senior Loans	—	7,043,164	—	7,043,164

Options Purchased Puts	165,937	6,770,295	—	6,936,232

Investments measured at net asset value

Money Market Funds	—	—	—	21,676,210

Total Investments	939,134,975	4,828,034,873	19,548,778	5,808,394,836

Derivatives

Assets

Futures Contracts	2,554,430	—	—	2,554,430

Swap Contracts	—	19,231,001	—	19,231,001

Liabilities

Forward Foreign Currency Exchange Contracts	—	(13,944)	—	(13,944)

Futures Contracts	(3,001,789)	—	—	(3,001,789)

Options Contracts Written	—	(693,705)	—	(693,705)

Swap Contracts	—	(9,645,244)	—	(9,645,244)

Total	938,687,616	4,836,912,981	19,548,778	5,816,825,585

See the Portfolio of Investments for all investment classifications not indicated in the table.

The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets.

Forward foreign currency exchange contracts, futures contracts and swap contracts are valued at unrealized appreciation (depreciation).

There were no transfers of financial assets between Levels 1 and 2 during the period.

The Fund does not hold any significant investments (greater than one percent of net assets) categorized as Level 3.

The Fund’s assets assigned to the Level 3 category are valued utilizing the valuation technique deemed the most appropriate in the circumstances. Certain residential and asset backed securities classified as Level 3 securities are valued using the market approach and utilize single market quotations from broker dealers which may have included, but were not limited to, observable transactions for identical or similar assets in the market

The accompanying Notes to Financial Statements are an integral part of this statement.

82	Annual Report 2016

COLUMBIA VARIABLE PORTFOLIO FUNDS

PORTFOLIO OF INVESTMENTS (continued)

Columbia Variable Portfolio – Intermediate Bond Fund

December 31, 2016

Fair Value Measurements (continued)

and the distressed nature of the security. The appropriateness of fair values for these securities is monitored on an ongoing basis which may include results of back testing, manual price reviews and other control procedures. Significant increases (decreases) to any of these inputs would result in a significantly lower (higher) valuation measurement.

Transfers In		Transfers Out
Level 2 ($)	Level 3 ($)	Level 2 ($)	Level 3 ($)
3,504,022	—	—	3,504,022

Financial assets were transferred from Level 3 to Level 2 as observable market inputs were utilized and management determined that there was sufficient, reliable and observable market data to value these assets as of period end.

Transfers into and/or out of Level 3 are determined based on the fair value at the beginning of the period for security positions held throughout the period.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016	83

COLUMBIA VARIABLE PORTFOLIO FUNDS

PORTFOLIO OF INVESTMENTS

Variable Portfolio – BlackRock Global Inflation-Protected Securities Fund

December 31, 2016

(Percentages represent value of investments compared to net assets)

Inflation-Indexed Bonds(a) 94.6%
Issuer	Coupon Rate	Principal Amount ($)		Value ($)
AUSTRALIA 1.0%
Australia Government Bond(b)
02/21/22	1.250%	AUD	425,702	319,160
09/20/30	2.500%	AUD	337,745	293,224
08/21/35	2.000%	AUD	281,711	233,107

Australia Government Index-Linked Bond(b)
08/20/20	4.000%	AUD	49,437	40,356
09/20/25	3.000%	AUD	510,569	438,916

Total				1,324,763

CANADA 2.0%
Canadian Government Real Return Bond
12/01/21	4.250%	CAD	256,367	231,793
12/01/26	4.250%	CAD	213,112	221,458
12/01/31	4.000%	CAD	543,824	616,747
12/01/36	3.000%	CAD	319,594	351,667
12/01/41	2.000%	CAD	499,058	499,857
12/01/44	1.500%	CAD	552,722	516,108
12/01/47	1.250%	CAD	355,970	321,003

Total				2,758,633

DENMARK 0.2%
Denmark Government Bond
11/15/23	0.100%	DKK	1,655,453	251,518

FRANCE 5.8%
France Government Bond OAT(b)
07/25/18	0.250%	EUR	5,231	5,672
07/25/19	1.300%	EUR	58,867	67,075
07/25/21	0.100%	EUR	86,157	97,223
03/01/25	0.100%	EUR	195,967	223,017
07/25/27	1.850%	EUR	795,722	1,069,623
07/25/29	3.400%	EUR	923,821	1,499,963
07/25/30	0.700%	EUR	569,910	699,814
07/25/32	3.150%	EUR	665,353	1,109,800
07/25/47	0.100%	EUR	250,982	276,096

French Republic Government Bond OAT(b)
07/25/24	0.250%	EUR	1,267,057	1,463,170
07/25/40	1.800%	EUR	807,560	1,262,894

Total				7,774,347

GERMANY 1.3%
Bundesrepublik Deutschland Bundesobligation Inflation-Linked Bond(b)
04/15/18	0.750%	EUR	5,345	5,749
04/15/30	0.500%	EUR	731,815	916,632

Deutsche Bundesrepublik Inflation-Linked Bond(b)
04/15/26	0.100%	EUR	432,859	510,746
04/15/46	0.100%	EUR	219,588	286,824

Total				1,719,951

Inflation-Indexed Bonds(a) (continued)
Issuer	Coupon Rate	Principal Amount ($)		Value ($)
ITALY 5.7%
Italy Buoni Poliennali Del Tesoro(b)
05/15/22	0.100%	EUR	309,276	326,167
09/15/23	2.600%	EUR	166,520	203,911
09/15/24	2.350%	EUR	3,098,347	3,721,266
09/15/26	3.100%	EUR	1,104,086	1,419,648
09/15/32	1.250%	EUR	85,408	93,925
09/15/35	2.350%	EUR	216,446	281,493
09/15/41	2.550%	EUR	1,213,108	1,601,040

Total				7,647,450

JAPAN 8.6%
Japanese Government CPI-Linked Bond
06/10/17	1.200%	JPY	825,600,000	7,268,812
09/10/23	0.100%	JPY	720,300	6,480
03/10/24	0.100%	JPY	102,300	921
09/10/24	0.100%	JPY	153,827,000	1,397,111
03/10/25	0.100%	JPY	187,436,000	1,704,766
03/10/26	0.100%	JPY	121,260,663	1,106,520

Total				11,484,610

NEW ZEALAND 1.3%
New Zealand Government Bond(b)
09/20/30	3.000%	NZD	2,229,255	1,674,237
09/20/35	2.500%	NZD	53,574	38,059

Total				1,712,296

SPAIN 2.1%
Spain Government Inflation-Linked Bond
11/30/21	0.300%	EUR	110,675	121,394

Spain Government Inflation-Linked Bond(b)
11/30/19	0.550%	EUR	891,416	978,365
11/30/24	1.800%	EUR	1,254,026	1,500,341
11/30/30	1.000%	EUR	155,696	172,632

Total				2,772,732

SWEDEN 0.9%
Sweden Inflation-Linked Bond
12/01/20	4.000%	SEK	12,973	1,772
06/01/22	0.250%	SEK	2,543,465	312,098
06/01/25	1.000%	SEK	3,035,937	405,322
12/01/28	3.500%	SEK	2,854,475	496,702

Total				1,215,894

UNITED KINGDOM 19.9%
United Kingdom Gilt Inflation-Linked Bond(b)
11/22/32	1.250%	GBP	1,213,462	2,304,251
03/22/34	0.750%	GBP	1,180,190	2,158,447
01/26/35	2.000%	GBP	1,109,916	2,417,951
11/22/36	0.125%	GBP	127,301	222,372
11/22/37	1.125%	GBP	1,139,135	2,378,154
03/22/40	0.625%	GBP	1,088,470	2,201,078
11/22/42	0.625%	GBP	211,881	450,373

The accompanying Notes to Financial Statements are an integral part of this statement.

84	Annual Report 2016

COLUMBIA VARIABLE PORTFOLIO FUNDS

PORTFOLIO OF INVESTMENTS (continued)

Variable Portfolio – BlackRock Global Inflation-Protected Securities Fund

December 31, 2016

Inflation-Indexed Bonds(a) (continued)
Issuer	Coupon Rate	Principal Amount ($)		Value ($)
03/22/44	0.125%	GBP	327,699	637,472
03/22/46	0.125%	GBP	477,657	956,544
11/22/47	0.750%	GBP	983,550	2,333,392
03/22/50	0.500%	GBP	948,468	2,231,901
03/22/52	0.250%	GBP	694,703	1,595,289
11/22/55	1.250%	GBP	698,529	2,174,190
03/22/58	0.125%	GBP	674,729	1,681,856
03/22/62	0.375%	GBP	364,933	1,057,303
11/22/65	0.125%	GBP	366,044	1,058,459
03/22/68	0.125%	GBP	270,083	824,737

Total				26,683,769

UNITED STATES 45.8%
U.S. Treasury Inflation-Indexed Bond
04/15/19	0.125%		9,593,694	9,713,452
07/15/20	1.250%		5,542	5,853
04/15/21	0.125%		5,905,105	5,938,900
07/15/21	0.625%		1,978,726	2,041,847
07/15/22	0.125%		1,524,124	1,527,982
01/15/23	0.125%		2,197,047	2,180,819
07/15/23	0.375%		2,975,818	3,002,467
01/15/24	0.625%		128,458	130,715
07/15/24	0.125%		870,390	855,067
01/15/25	0.250%		1,444,064	1,420,212
01/15/25	2.375%		2,365,936	2,716,582
07/15/25	0.375%		1,651,250	1,642,280
01/15/26	0.625%		2,741,596	2,765,670
01/15/26	2.000%		2,618,420	2,949,818
07/15/26	0.125%		1,144,557	1,106,787
01/15/27	2.375%		2,505,116	2,934,620
01/15/28	1.750%		1,667,255	1,861,541
04/15/28	3.625%		1,912,947	2,515,376
04/15/32	3.375%		668,644	924,306
02/15/40	2.125%		3,120,196	3,864,395
02/15/41	2.125%		568,452	707,644
02/15/42	0.750%		2,906,484	2,751,632
02/15/43	0.625%		1,193,294	1,092,524
02/15/44	1.375%		477,094	520,657
02/15/45	0.750%		1,108,609	1,043,136
02/15/46	1.000%		1,581,232	1,587,915

U.S. Treasury Inflation-Indexed Bond(c)
01/15/29	2.500%		3,067,941	3,700,407

Total				61,502,604

Total Inflation-Indexed Bonds (Cost: $128,489,579)				126,848,567

Foreign Government Obligations(a)(d) 0.8%
AUSTRALIA 0.2%
Australia Government Bond(b)
04/21/37	3.750%	AUD	400,000	299,293

BRAZIL 0.3%
Brazil Notas do Tesouro Nacional
01/01/17	10.000%	BRL	1,291,000	416,018

Foreign Government Obligations(a)(d) (continued)
Issuer		Coupon Rate		Principal Amount ($)		Value ($)
GREECE 0.1%
Hellenic Republic Government Bond(e)
10/15/42			0.000%	EUR	12,871,600	34,550

UNITED KINGDOM 0.2%
United Kingdom Gilt(b)
01/22/45			3.500%	GBP	175,000	292,104

Total Foreign Government Obligations (Cost: $1,734,304)						1,041,965

Options Purchased Calls 0.1%
Issuer	Notional ($)/ Contracts	Exercise Price		Expiration Date		Value ($)
Call — OTC 30-Year Interest Rate Swap(f)
800,000			2.68		01/12/21	91,000

Total Options Purchased Calls (Cost: $97,149)						91,000

Options Purchased Puts 0.1%
CHF Put/NOK Call
1,375,000		CHF	8.00		02/14/17	336

CHF Put/NOK Call
1,375,000		CHF	8.10		02/17/17	1,048

EUR Put/USD Call
2,545,000		EUR	1.07		01/30/17	44,241

Put — OTC 30-Year Interest Rate Swap(f)
800,000			2.68		01/12/21	105,064

U.S. Treasury 10-Year Note
168			123.50		01/27/17	63,000

Total Options Purchased Puts (Cost: $296,871)						213,689

Money Market Funds 1.6%
				Shares		Value
Columbia Short-Term Cash Fund, 0.594%(g)(h)(i)					2,181,808	2,181,808

Total Money Market Funds (Cost: $2,182,001)						2,181,808

Total Investments (Cost: $132,799,904)						130,377,029

Other Assets & Liabilities, Net						3,734,199

Net Assets						134,111,228

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016	85

COLUMBIA VARIABLE PORTFOLIO FUNDS

PORTFOLIO OF INVESTMENTS (continued)

Variable Portfolio – BlackRock Global Inflation-Protected Securities Fund

December 31, 2016

At December 31, 2016, securities and cash totaling $909,766 were pledged as collateral.

Investments in Derivatives

Forward Foreign Currency Exchange Contracts Open at December 31, 2016

Counterparty	Exchange Date	Currency to be Delivered	Currency to be Received	Unrealized Appreciation ($)	Unrealized Depreciation ($)
Citi	01/05/2017	1,909,000 AUD	1,419,782 USD	42,190	—

Citi	01/05/2017	3,905,000 CAD	2,904,940 USD	—	(3,525)

Citi	01/05/2017	1,599,940 DKK	228,119 USD	1,565	—

Citi	01/05/2017	686,000 EUR	727,548 USD	5,390	—

Citi	01/05/2017	1,254,379 GBP	1,566,193 USD	20,251	—

Citi	01/05/2017	310,390,000 JPY	2,703,890 USD	47,987	—

Citi	01/05/2017	5,140,000 NZD	3,609,660 USD	39,033	—

Citi	01/05/2017	1,375,358 USD	1,909,000 AUD	2,234	—

Citi	01/05/2017	506,707 USD	1,662,000 BRL	3,781	—

Citi	01/05/2017	2,881,919 USD	3,905,000 CAD	26,546	—

Citi	01/05/2017	225,036 USD	1,599,940 DKK	1,518	—

Citi	01/05/2017	717,007 USD	686,000 EUR	5,151	—

Citi	01/05/2017	419,846 USD	395,000 EUR	—	(4,026)

Citi	01/05/2017	1,536,740 USD	1,254,379 GBP	9,202	—

Citi	01/05/2017	1,951,357 USD	1,560,000 GBP	—	(28,757)

Citi	01/05/2017	2,660,182 USD	310,390,000 JPY	—	(4,280)

Citi	01/05/2017	1,784,865 USD	2,570,000 NZD	448	—

Citi	01/05/2017	1,792,061 USD	2,570,000 NZD	—	(6,748)

Citi	02/01/2017	691,317 USD	625,000 EUR	—	(32,396)

Citi	02/03/2017	1,909,000 AUD	1,374,360 USD	—	(2,144)

Citi	02/03/2017	1,662,000 BRL	502,282 USD	—	(3,623)

Citi	02/03/2017	3,905,000 CAD	2,883,055 USD	—	(26,499)

Citi	02/03/2017	1,599,940 DKK	225,363 USD	—	(1,588)

Citi	02/03/2017	600,000 EUR	633,836 USD	1,202	—

Citi	02/03/2017	686,000 EUR	718,040 USD	—	(5,272)

Citi	02/03/2017	870,000 GBP	1,075,846 USD	2,718	—

Citi	02/03/2017	1,254,379 GBP	1,537,793 USD	—	(9,459)

Citi	02/03/2017	155,195,000 JPY	1,331,386 USD	1,130	—

Citi	02/03/2017	2,570,000 NZD	1,783,503 USD	103	—

Citi	02/03/2017	190,233 USD	255,000 CAD	—	(236)

Deutsche Bank	01/05/2017	434,000 AUD	321,491 USD	8,304	—

Deutsche Bank	01/05/2017	1,662,000 BRL	482,831 USD	—	(27,657)

Deutsche Bank	01/05/2017	136,677 DKK	19,499 USD	146	—

Deutsche Bank	01/05/2017	18,054,800 EUR	19,164,505 USD	158,066	—

Deutsche Bank	01/05/2017	23,509,500 GBP	29,363,201 USD	389,251	—

Deutsche Bank	01/05/2017	4,687,792,000 JPY	40,855,126 USD	743,274	—

Deutsche Bank	01/05/2017	11,106,000 SEK	1,207,033 USD	—	(12,071)

Deutsche Bank	01/05/2017	19,223 USD	136,677 DKK	130	—

Deutsche Bank	01/05/2017	17,076,988 USD	16,333,800 EUR	117,740	—

The accompanying Notes to Financial Statements are an integral part of this statement.

86	Annual Report 2016

COLUMBIA VARIABLE PORTFOLIO FUNDS

PORTFOLIO OF INVESTMENTS (continued)

Variable Portfolio – BlackRock Global Inflation-Protected Securities Fund

December 31, 2016

Forward Foreign Currency Exchange Contracts Open at December 31, 2016 (continued)

Counterparty	Exchange Date	Currency to be Delivered	Currency to be Received	Unrealized Appreciation ($)	Unrealized Depreciation ($)
Deutsche Bank	01/05/2017	28,792,531 USD	23,509,500 GBP	181,419	—

Deutsche Bank	01/05/2017	49,855,138 USD	5,799,792,000 JPY	—	(228,279)

Deutsche Bank	01/05/2017	1,214,700 USD	11,106,000 SEK	4,404	—

Deutsche Bank	01/27/2017	285,000 GBP	354,266 USD	2,796	—

Deutsche Bank	01/27/2017	697,147 USD	570,000 GBP	5,793	—

Deutsche Bank	02/01/2017	1,260,000 EUR	1,409,195 USD	80,811	—

Deutsche Bank	02/01/2017	693,231 USD	625,000 EUR	—	(34,310)

Deutsche Bank	02/03/2017	136,677 DKK	19,253 USD	—	(135)

Deutsche Bank	02/03/2017	16,562,800 EUR	17,340,537 USD	—	(123,108)

Deutsche Bank	02/03/2017	23,509,500 GBP	28,811,339 USD	—	(187,173)

Deutsche Bank	02/03/2017	2,343,896,000 JPY	20,104,955 USD	14,226	—

Deutsche Bank	02/03/2017	11,106,000 SEK	1,216,363 USD	—	(5,184)

Total				1,916,809	(746,470)

Futures Contracts Outstanding at December 31, 2016

Long Futures Contracts Outstanding

Contract Description	Number of Contracts	Trading Currency	Notional Market Value ($)	Expiration Date	Unrealized Appreciation ($)	Unrealized (Depreciation) ($)
90-Day Euro$	45	USD	11,039,063	09/2018	—	(84,425)
90-Day Sterling	85	GBP	12,979,018	12/2019	—	(49,527)
Euro-Bobl	1	EUR	140,666	03/2017	1,281	—
Euro-Buxl 30-Year	2	EUR	365,312	03/2017	13,680	—
Euro-OAT	5	EUR	799,067	03/2017	7,463	—
Long Gilt	53	GBP	8,218,862	03/2017	138,383	—
U.S. Treasury 10-Year Note	8	USD	994,250	03/2017	5,365	—
U.S. Treasury 10-Year Note	8	USD	994,250	03/2017	5,238	—
U.S. Treasury 10-Year Note	9	USD	1,118,531	03/2017	—	(138)
U.S. Treasury 10-Year Note	17	USD	2,112,781	03/2017	—	(2,284)
U.S. Treasury 10-Year Note	8	USD	994,250	03/2017	—	(2,637)
U.S. Treasury 5-Year Note	69	USD	8,118,820	03/2017	16,975	—
U.S. Treasury 5-Year Note	7	USD	823,648	03/2017	—	(2,391)
U.S. Treasury 5-Year Note	11	USD	1,294,305	03/2017	—	(2,912)
U.S. Treasury 5-Year Note	11	USD	1,294,305	03/2017	—	(2,938)
U.S. Treasury 5-Year Note	18	USD	2,117,953	03/2017	—	(2,980)
U.S. Treasury 5-Year Note	9	USD	1,058,977	03/2017	—	(5,049)
U.S. Treasury 5-Year Note	14	USD	1,647,297	03/2017	—	(5,378)
U.S. Treasury 5-Year Note	42	USD	4,941,891	03/2017	—	(14,512)

Total			61,053,246		188,385	(175,171)

Short Futures Contracts Outstanding

Contract Description	Number of Contracts	Trading Currency	Notional Market Value ($)	Expiration Date	Unrealized Appreciation ($)	Unrealized (Depreciation) ($)
Australian 10-Year Bond	(6)	AUD	(553,113)	03/2017	—	(2,023)
Euro-BTP	(2)	EUR	(284,868)	03/2017	—	(282)
Euro-BTP	(10)	EUR	(1,424,341)	03/2017	—	(14,710)
Euro-Bund	(2)	EUR	(345,585)	03/2017	—	(4,676)
Euro-Bund	(2)	EUR	(345,585)	03/2017	—	(5,118)
Euro-Schatz	(2)	EUR	(236,404)	03/2017	—	(106)
Euro-Schatz	(26)	EUR	(3,073,255)	03/2017	—	(1,386)
Euro-Schatz	(12)	EUR	(1,418,425)	03/2017	—	(3,054)
Euro-Schatz	(43)	EUR	(5,082,691)	03/2017	—	(7,488)

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016	87

COLUMBIA VARIABLE PORTFOLIO FUNDS

PORTFOLIO OF INVESTMENTS (continued)

Variable Portfolio – BlackRock Global Inflation-Protected Securities Fund

December 31, 2016

Short Futures Contracts Outstanding (continued)

Contract Description	Number of Contracts	Trading Currency	Notional Market Value ($)	Expiration Date	Unrealized Appreciation ($)	Unrealized (Depreciation) ($)
Japanese 10-Year Government Bond	(2)	JPY	(2,570,952)	03/2017	—	(233)
U.S. Long Bond	(11)	USD	(1,657,219)	03/2017	14,537	—
U.S. Long Bond	(9)	USD	(1,355,906)	03/2017	12,765	—
U.S. Long Bond	(2)	USD	(301,313)	03/2017	3,575	—
U.S. Long Bond	(8)	USD	(1,205,250)	03/2017	1,253	—
U.S. Treasury 2-Year Note	(12)	USD	(2,600,250)	03/2017	2,583	—
U.S. Treasury 2-Year Note	(16)	USD	(3,467,000)	03/2017	1,932	—
U.S. Treasury 2-Year Note	(8)	USD	(1,733,500)	03/2017	1,771	—
U.S. Treasury Ultra 10-Year Note	(8)	USD	(1,072,500)	03/2017	4,431	—
U.S. Treasury Ultra 10-Year Note	(6)	USD	(804,375)	03/2017	—	(5,916)
U.S. Ultra Bond	(8)	USD	(1,282,000)	03/2017	—	(24,009)

Total			(30,814,532)		42,847	(69,001)

Open Options Contracts Written at December 31, 2016

Issuer	Puts/Calls	Trading Currency	Number of Contracts	Exercise Price	Premium Received ($)	Expiration Date	Value ($)
CHF Put/NOK Call	Put	CHF	(1,375,000)	7.90	(9,153)	02/17/2017	(158)
Call — OTC 2-Year Interest Rate Swap(j)	Call	USD	(5,700,000)	0.90	(28,270)	06/07/2018	(3,015)
EUR Put/USD Call	Put	EUR	(2,545,000)	1.07	(16,120)	01/30/2017	(44,241)
Put — OTC 2-Year Interest Rate Swap(j)	Put	USD	(5,700,000)	1.90	(24,173)	06/07/2018	(52,696)
U.S. Treasury 10-Year Note	Put	USD	(111)	122.00	(61,028)	01/27/2017	(12,141)

Total							(112,251)

Interest Rate Swap Contracts Outstanding at December 31, 2016

Counterparty	Fund Receives	Fund Pays	Expiration Date	Notional Currency	Notional Amount	Unrealized Appreciation ($)	Unrealized Depreciation ($)
Deutsche Bank	GBP — UK Retail Price Index All Items Monthly	Fixed rate of 3.040%	07/02/2018	GBP	3,515,000	—	(172,354)

Deutsche Bank	Fixed rate of 3.012%	UK Retail Price Index All Items Monthly	07/13/2021	GBP	2,225,000	—	(75,859)

Deutsche Bank	Eurostat Eurozone HICP ex-Tobacco NSA	Fixed rate of 1.125%	12/08/2021	EUR	1,150,000	6,333	—

Deutsche Bank	GBP — UK Retail Price Index All Items Monthly	Fixed rate of 3.270%	12/12/2021	GBP	3,155,000	—	(163,379)

Deutsche Bank	GBP — UK Retail Price Index All Items Monthly	Fixed rate of 3.310%	07/02/2023	GBP	2,170,000	—	(128,584)

Deutsche Bank	UK Retail Price Index All Items Monthly	Fixed rate of 3.029%	07/13/2026	GBP	2,850,000	217,129	—

Deutsche Bank	Eurostat Eurozone HICP ex-Tobacco NSA	Fixed rate of 1.407%	12/08/2026	EUR	1,150,000	—	(10,903)

Total						223,462	(551,079)

The accompanying Notes to Financial Statements are an integral part of this statement.

88	Annual Report 2016

COLUMBIA VARIABLE PORTFOLIO FUNDS

PORTFOLIO OF INVESTMENTS (continued)

Variable Portfolio – BlackRock Global Inflation-Protected Securities Fund

December 31, 2016

Cleared Interest Rate Swap Contracts Outstanding at December 31, 2016

Counterparty	Fund Receives	Fund Pays	Expiration Date	Notional Currency	Notional Amount	Unrealized Appreciation ($)	Unrealized Depreciation ($)
Goldman Sachs	1-Day Overnight Fed Funds Effective Rate	Fixed rate of 1.420%	05/31/2021	USD	1,580,000	12,285	—

Goldman Sachs	3-Month USD LIBOR-BBA	Fixed rate of 1.750%	05/31/2021	USD	5,220,000	41,951	—

Goldman Sachs	3-Month USD LIBOR-BBA	Fixed rate of 2.514%	08/15/2026	USD	1,505,000	—	(18,882)

Goldman Sachs	3-Month USD LIBOR-BBA	Fixed rate of 2.778%	11/15/2043	USD	720,000	—	(21,073)

Goldman Sachs	3-Month USD LIBOR-BBA	Fixed rate of 1.804%	08/19/2046	USD	556,000	95,120	—

Goldman Sachs	3-Month USD LIBOR-BBA	Fixed rate of 1.729%	08/31/2046	USD	235,000	44,080	—

Total						193,436	(39,955)

Notes to Portfolio of Investments

(a)	Principal amounts are denominated in United States Dollars unless otherwise noted.

(b)	Represents privately placed and other securities and instruments exempt from SEC registration (collectively, private placements), such as Section 4(a)(2) and Rule 144A eligible securities, which are often sold only to qualified institutional buyers. The Fund may invest in private placements determined to be liquid as well as those determined to be illiquid. Private placements may be determined to be liquid under guidelines established by the Fund’s Board of Trustees. At December 31, 2016, the value of these securities amounted to $50,105,311 or 37.40% of net assets.

(c)	This security or a portion of this security has been pledged as collateral in connection with derivative contracts.

(d)	Principal and interest may not be guaranteed by the government.

(e)	Zero coupon bond.

(f)	Purchased swaption contracts outstanding at December 31, 2016:

Description	Counterparty	Fund Receives	Fund Pays	Exercise Rate (%)	Expiration Date	Notional Amount ($)	Premium Paid ($)	Market Value ($)
Call — OTC 30-Year Interest Rate Swap	Deutsche Bank	Fixed rate of 2.680%	3-Month USD LIBOR BBA	2.680	01/14/2051	800,000	97,149	91,000

Put — OTC 30-Year Interest Rate Swap	Deutsche Bank	3-Month USD LIBOR BBA	Fixed rate of 2.680%	2.680	01/14/2051	800,000	106,975	105,064

Total							204,124	196,064

(g)	The rate shown is the seven-day current annualized yield at December 31, 2016.

(h)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended December 31, 2016 are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds From Sales ($)	Realized Gain (Loss) ($)	Ending Cost ($)	Dividends — Affiliated Issuers ($)	Value ($)
Columbia Short-Term Cash Fund	574,241	53,684,243	(52,076,454)	(29)	2,182,001	9,569	2,181,808

(i)	At December 31, 2016, cash or short-term securities were designated to cover open put and/or call options written.

(j)	Written swaption contracts outstanding at December 31, 2016:

Description	Counterparty	Fund Receives	Fund Pays	Exercise Rate (%)	Expiration Date	Notional Amount ($)	Premium Received ($)	Market Value ($)
Call — OTC 2-Year Interest Rate Swap	Deutsche Bank	3-Month USD LIBOR BBA	Fixed rate of 0.900	0.900	06/11/2020	(5,700,000)	(28,270)	(3,015)

Put — OTC 2-Year Interest Rate Swap	Deutsche Bank	Fixed rate of 1.900	3-Month USD LIBOR BBA	1.900	06/11/2020	(5,700,000)	(24,173)	(52,696)

Total							(52,443)	(55,711)

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016	89

COLUMBIA VARIABLE PORTFOLIO FUNDS

PORTFOLIO OF INVESTMENTS (continued)

Variable Portfolio – BlackRock Global Inflation-Protected Securities Fund

December 31, 2016

Currency Legend

AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CHF	Swiss Franc
DKK	Danish Krone
EUR	Euro
GBP	British Pound
JPY	Japanese Yen
NZD	New Zealand Dollar
SEK	Swedish Krona
USD	US Dollar

Fair Value Measurements

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

∎

Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

∎	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

∎	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Certain investments that have been measured at fair value using the net asset value (NAV) per share (or its equivalent) are not categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to reconcile the fair value hierarchy to the amounts presented in the Portfolio of Investments. The Columbia Short-Term Cash Fund seeks to provide shareholders with maximum current income consistent with liquidity and stability of principal. Columbia Short-Term Cash Fund prices its shares with a floating NAV and no longer seeks to maintain a stable NAV.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available,

The accompanying Notes to Financial Statements are an integral part of this statement.

90	Annual Report 2016

COLUMBIA VARIABLE PORTFOLIO FUNDS

PORTFOLIO OF INVESTMENTS (continued)

Variable Portfolio – BlackRock Global Inflation-Protected Securities Fund

December 31, 2016

Fair Value Measurements (continued)

information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The following table is a summary of the inputs used to value the Fund’s investments at December 31, 2016:

	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Investments

Inflation-Indexed Bonds	—	126,848,567	—	126,848,567

Foreign Government Obligations	—	1,041,965	—	1,041,965

Options Purchased Calls	—	91,000	—	91,000

Options Purchased Puts	63,000	150,689	—	213,689

Investments measured at net asset value

Money Market Funds	—	—	—	2,181,808

Total Investments	63,000	128,132,221	—	130,377,029

Derivatives

Assets

Forward Foreign Currency Exchange Contracts	—	1,916,809	—	1,916,809

Futures Contracts	231,232	—	—	231,232

Swap Contracts	—	416,898	—	416,898

Liabilities

Forward Foreign Currency Exchange Contracts	—	(746,470)	—	(746,470)

Futures Contracts	(244,172)	—	—	(244,172)

Options Contracts Written	(12,141)	(100,110)	—	(112,251)

Swap Contracts	—	(591,034)	—	(591,034)

Total	37,919	129,028,314	—	131,248,041

See the Portfolio of Investments for all investment classifications not indicated in the table.

The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets.

Forward foreign currency exchange contracts, futures contracts and swap contracts are valued at unrealized appreciation (depreciation).

There were no transfers of financial assets between levels during the period.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016	91

COLUMBIA VARIABLE PORTFOLIO FUNDS

PORTFOLIO OF INVESTMENTS

Variable Portfolio – MFS® Blended Research® Core Equity Fund

December 31, 2016

(Percentages represent value of investments compared to net assets)

Common Stocks 99.4%
Issuer	Shares	Value ($)
CONSUMER DISCRETIONARY 14.0%
Automobiles 0.6%

General Motors Co.	288,474	10,050,434

Hotels, Restaurants & Leisure 3.0%

Carnival Corp.	165,648	8,623,635

Domino’s Pizza, Inc.	146,699	23,360,349

Starbucks Corp.	227,977	12,657,283

Yum! Brands, Inc.	100,135	6,341,549

Total		50,982,816

Internet & Direct Marketing Retail 3.2%

Amazon.com, Inc.(a)	66,935	50,192,549

Priceline Group, Inc. (The)(a)	2,948	4,321,945

Total		54,514,494

Media 2.8%

Charter Communications, Inc., Class A(a)	85,816	24,708,143

Comcast Corp., Class A	340,112	23,484,733

Total		48,192,876

Specialty Retail 3.4%

AutoZone, Inc.(a)	34,305	27,093,746

Best Buy Co., Inc.	204,283	8,716,756

Gap, Inc. (The)	337,269	7,568,316

Ross Stores, Inc.	228,037	14,959,227

Total		58,338,045

Textiles, Apparel & Luxury Goods 1.0%

PVH Corp.	201,258	18,161,522

Total Consumer Discretionary		240,240,187

CONSUMER STAPLES 10.8%
Food & Staples Retailing 1.9%

CVS Health Corp.	302,535	23,873,037

Wal-Mart Stores, Inc.	143,419	9,913,121

Total		33,786,158

Food Products 4.2%

Archer-Daniels-Midland Co.	525,314	23,980,584

JM Smucker Co. (The)	53,416	6,840,453

Mondelez International, Inc., Class A	606,934	26,905,384

Tyson Foods, Inc., Class A	246,080	15,178,215

Total		72,904,636

Household Products 2.1%

Procter & Gamble Co. (The)	424,036	35,652,947

Personal Products 0.5%

Estee Lauder Companies, Inc. (The), Class A	105,872	8,098,149

Common Stocks (continued)
Issuer	Shares	Value ($)
Tobacco 2.1%

Altria Group, Inc.	108,181	7,315,199

Philip Morris International, Inc.	316,674	28,972,504

Total		36,287,703

Total Consumer Staples		186,729,593

ENERGY 6.8%
Energy Equipment & Services 1.3%

Schlumberger Ltd.	260,375	21,858,481

Oil, Gas & Consumable Fuels 5.5%

Anadarko Petroleum Corp.	51,816	3,613,129

Chevron Corp.	15,449	1,818,347

EOG Resources, Inc.	267,032	26,996,935

Exxon Mobil Corp.	173,165	15,629,873

Noble Energy, Inc.	101,630	3,868,038

Occidental Petroleum Corp.	101,090	7,200,641

Rice Energy, Inc.(a)	745,937	15,925,755

Valero Energy Corp.	290,921	19,875,723

Total		94,928,441

Total Energy		116,786,922

FINANCIALS 14.9%
Banks 7.3%

Bank of America Corp.	2,064,711	45,630,113

Citigroup, Inc.	564,977	33,576,583

JPMorgan Chase & Co.	316,269	27,290,852

Wells Fargo & Co.	361,844	19,941,223

Total		126,438,771

Consumer Finance 1.7%

Discover Financial Services	403,104	29,059,767

Diversified Financial Services 0.5%

Berkshire Hathaway, Inc., Class B(a)	54,474	8,878,173

Insurance 5.4%

Allstate Corp. (The)	97,340	7,214,841

Chubb Ltd.	46,644	6,162,605

MetLife, Inc.	490,615	26,439,243

Prudential Financial, Inc.	259,288	26,981,509

Travelers Companies, Inc. (The)	29,443	3,604,412

Validus Holdings Ltd.	225,400	12,399,254

Xl Group Ltd.	248,192	9,247,634

Total		92,049,498

Total Financials		256,426,209

The accompanying Notes to Financial Statements are an integral part of this statement.

92	Annual Report 2016

COLUMBIA VARIABLE PORTFOLIO FUNDS

PORTFOLIO OF INVESTMENTS (continued)

Variable Portfolio – MFS® Blended Research® Core Equity Fund

December 31, 2016

Common Stocks (continued)
Issuer	Shares	Value ($)
HEALTH CARE 13.1%
Biotechnology 3.0%

Celgene Corp.(a)	270,608	31,322,876

Gilead Sciences, Inc.	286,454	20,512,971

Total		51,835,847

Health Care Equipment & Supplies 2.7%

Abbott Laboratories	462,666	17,771,001

Medtronic PLC	394,135	28,074,236

Total		45,845,237

Health Care Providers & Services 1.8%

HCA Holdings, Inc.(a)	302,778	22,411,627

McKesson Corp.	34,038	4,780,637

UnitedHealth Group, Inc.	25,517	4,083,741

Total		31,276,005

Pharmaceuticals 5.6%

Eli Lilly & Co.	405,396	29,816,876

Johnson & Johnson	241,156	27,783,583

Merck & Co., Inc.	621,425	36,583,290

Pfizer, Inc.	64,672	2,100,546

Total		96,284,295

Total Health Care		225,241,384

INDUSTRIALS 8.5%
Aerospace & Defense 3.3%

Northrop Grumman Corp.	108,922	25,333,079

Textron, Inc.	172,754	8,388,934

United Technologies Corp.	214,386	23,500,993

Total		57,223,006

Airlines 1.2%

Delta Air Lines, Inc.	182,151	8,960,008

United Continental Holdings, Inc.(a)	168,848	12,305,642

Total		21,265,650

Building Products 1.1%

Owens Corning	349,049	17,996,967

Industrial Conglomerates 0.5%

General Electric Co.	295,952	9,352,083

Machinery 1.0%

Illinois Tool Works, Inc.	97,348	11,921,236

Ingersoll-Rand PLC	58,730	4,407,099

Total		16,328,335

Road & Rail 0.9%

Union Pacific Corp.	148,972	15,445,417

Common Stocks (continued)
Issuer	Shares	Value ($)
Trading Companies & Distributors 0.5%

United Rentals, Inc.(a)	79,480	8,391,499

Total Industrials		146,002,957

INFORMATION TECHNOLOGY 20.6%

Communications Equipment 2.2%

Cisco Systems, Inc.	1,238,307	37,421,637

Internet Software & Services 3.8%

Alphabet, Inc., Class A(a)	26,130	20,706,718

Alphabet, Inc., Class C(a)	18,263	14,095,749

Facebook, Inc., Class A(a)	269,531	31,009,542

Total		65,812,009

IT Services 3.9%

Accenture PLC, Class A	82,174	9,625,041

Cognizant Technology Solutions Corp., Class A(a)	280,070	15,692,322

FleetCor Technologies, Inc.(a)	134,830	19,081,141

Global Payments, Inc.	316,581	21,973,887

Total		66,372,391

Semiconductors & Semiconductor Equipment 2.3%

Broadcom Ltd.	106,063	18,748,757

Intel Corp.	581,271	21,082,699

Total		39,831,456

Software 4.3%

Electronic Arts, Inc.(a)	304,928	24,016,129

Intuit, Inc.	210,815	24,161,507

Microsoft Corp.	424,638	26,387,006

Total		74,564,642

Technology Hardware, Storage & Peripherals 4.1%

Apple, Inc.	348,322	40,342,654

Hewlett Packard Enterprise Co.	1,050,480	24,308,107

NCR Corp.(a)	152,859	6,199,961

Total		70,850,722

Total Information Technology		354,852,857

MATERIALS 2.4%
Chemicals 2.4%

Air Products & Chemicals, Inc.	111,550	16,043,121

Monsanto Co.	123,454	12,988,596

Sherwin-Williams Co. (The)	48,080	12,921,019

Total		41,952,736

Total Materials		41,952,736

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016	93

COLUMBIA VARIABLE PORTFOLIO FUNDS

PORTFOLIO OF INVESTMENTS (continued)

Variable Portfolio – MFS® Blended Research® Core Equity Fund

December 31, 2016

Common Stocks (continued)
Issuer	Shares	Value ($)
REAL ESTATE 2.0%
Equity Real Estate Investment Trusts (REITs) 2.0%

Mid-America Apartment Communities, Inc.	90,656	8,877,036

Public Storage	71,127	15,896,884

STORE Capital Corp.	376,260	9,297,385

Total		34,071,305

Total Real Estate		34,071,305

TELECOMMUNICATION SERVICES 2.7%
Diversified Telecommunication Services 2.7%

AT&T, Inc.	138,012	5,869,650

Verizon Communications, Inc.	758,534	40,490,545

Total		46,360,195

Total Telecommunication Services		46,360,195

UTILITIES 3.6%
Electric Utilities 3.1%

American Electric Power Co., Inc.	71,956	4,530,350

Exelon Corp.	753,684	26,748,245

Common Stocks (continued)
Issuer	Shares	Value ($)
FirstEnergy Corp.	517,270	16,019,852

PPL Corp.	181,611	6,183,855

Total		53,482,302

Independent Power and Renewable Electricity Producers 0.5%

AES Corp. (The)	664,289	7,719,038

Total Utilities		61,201,340

Total Common Stocks
(Cost: $1,576,156,075)		1,709,865,685

Money Market Funds 0.7%
	Shares	Value ($)

Columbia Short-Term Cash Fund, 0.594%(b)(c)	12,785,076	12,785,076

Total Money Market Funds
(Cost: $12,785,092)		12,785,076

Total Investments
(Cost: $1,588,941,167)		1,722,650,761

Other Assets & Liabilities, Net		(966,524)

Net Assets		1,721,684,237

Notes to Portfolio of Investments

(a)	Non-income producing investment.

(b)	The rate shown is the seven-day current annualized yield at December 31, 2016.

(c)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended December 31, 2016 are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds From Sales ($)	Realized Gain (Loss) ($)	Ending Cost ($)	Dividends — Affiliated Issuers ($)	Value ($)
Columbia Short-Term Cash Fund	10,127,036	219,602,728	(216,943,530)	(1,142)	12,785,092	36,493	12,785,076

Fair Value Measurements

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

∎

Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

∎	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

∎	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).

The accompanying Notes to Financial Statements are an integral part of this statement.

94	Annual Report 2016

COLUMBIA VARIABLE PORTFOLIO FUNDS

PORTFOLIO OF INVESTMENTS (continued)

Variable Portfolio – MFS® Blended Research® Core Equity Fund

December 31, 2016

Fair Value Measurements (continued)

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Certain investments that have been measured at fair value using the net asset value (NAV) per share (or its equivalent) are not categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to reconcile the fair value hierarchy to the amounts presented in the Portfolio of Investments. The Columbia Short-Term Cash Fund seeks to provide shareholders with maximum current income consistent with liquidity and stability of principal. Columbia Short-Term Cash Fund prices its shares with a floating NAV and no longer seeks to maintain a stable NAV.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016	95

COLUMBIA VARIABLE PORTFOLIO FUNDS

PORTFOLIO OF INVESTMENTS (continued)

Variable Portfolio – MFS® Blended Research® Core Equity Fund

December 31, 2016

Fair Value Measurements (continued)

The following table is a summary of the inputs used to value the Fund’s investments at December 31, 2016:

	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Investments

Common Stocks

Consumer Discretionary	240,240,187	—	—	240,240,187

Consumer Staples	186,729,593	—	—	186,729,593

Energy	116,786,922	—	—	116,786,922

Financials	256,426,209	—	—	256,426,209

Health Care	225,241,384	—	—	225,241,384

Industrials	146,002,957	—	—	146,002,957

Information Technology	354,852,857	—	—	354,852,857

Materials	41,952,736	—	—	41,952,736

Real Estate	34,071,305	—	—	34,071,305

Telecommunication Services	46,360,195	—	—	46,360,195

Utilities	61,201,340	—	—	61,201,340

Total Common Stocks	1,709,865,685	—	—	1,709,865,685

Investments measured at net asset value

Money Market Funds	—	—	—	12,785,076

Total Investments	1,709,865,685	—	—	1,722,650,761

See the Portfolio of Investments for all investment classifications not indicated in the table.

There were no transfers of financial assets between levels during the period.

The accompanying Notes to Financial Statements are an integral part of this statement.

96	Annual Report 2016

COLUMBIA VARIABLE PORTFOLIO FUNDS

PORTFOLIO OF INVESTMENTS

Variable Portfolio – Partners Small Cap Value Fund

December 31, 2016

(Percentages represent value of investments compared to net assets)

Common Stocks 96.3%
Issuer	Shares	Value ($)
CONSUMER DISCRETIONARY 10.4%
Auto Components 1.0%

American Axle & Manufacturing Holdings, Inc.(a)	300,102	5,791,969

Gentherm, Inc.(a)	13,500	456,975

Motorcar Parts of America, Inc.(a)	90,686	2,441,267

Total		8,690,211

Hotels, Restaurants & Leisure 3.0%

Biglari Holdings, Inc.(a)	7,113	3,365,871

Bloomin’ Brands, Inc.	489,709	8,829,453

Brinker International, Inc.	31,620	1,566,139

International Speedway Corp., Class A	90,310	3,323,408

J. Alexander’s Holdings, Inc.(a)	169,681	1,824,071

La Quinta Holdings, Inc.(a)	223,790	3,180,056

Monarch Casino & Resort, Inc.(a)	70,560	1,819,037

Red Robin Gourmet Burgers, Inc.(a)	22,610	1,275,204

Total		25,183,239

Household Durables 1.3%

SodaStream International Ltd.(a)	114,204	4,507,632

UCP, Inc., Class A(a)	163,550	1,970,777

Whirlpool Corp.	24,434	4,441,368

Total		10,919,777

Internet & Direct Marketing Retail —%

Liberty Expedia Holdings, Inc., Class A(a)	5,625	223,144

Leisure Products 0.1%

Arctic Cat, Inc.(a)	63,271	950,330

Media 1.1%

AMC Entertainment Holdings, Inc., Class A	94,050	3,164,782

Sinclair Broadcast Group, Inc., Class A	104,400	3,481,740

Tribune Media Co.	83,506	2,921,040

Total		9,567,562

Multiline Retail 1.0%

Big Lots, Inc.	164,267	8,247,846

Specialty Retail 2.3%

Abercrombie & Fitch Co., Class A	173,015	2,076,180

Caleres, Inc.	99,852	3,277,143

Cato Corp. (The), Class A	15,000	451,200

Chico’s FAS, Inc.	102,044	1,468,413

Children’s Place, Inc. (The)	11,269	1,137,605

Express, Inc.(a)	61,000	656,360

Murphy USA, Inc.(a)	60,970	3,747,826

Common Stocks (continued)
Issuer	Shares	Value ($)
Restoration Hardware Holdings, Inc.(a)	136,200	4,181,340

Vitamin Shoppe, Inc.(a)	120,661	2,865,699

Total		19,861,766

Textiles, Apparel & Luxury Goods 0.6%

Crocs, Inc.(a)	617,460	4,235,776

Skechers U.S.A., Inc., Class A(a)	47,000	1,155,260

Total		5,391,036

Total Consumer Discretionary		89,034,911

CONSUMER STAPLES 2.8%
Food & Staples Retailing 1.1%

Andersons, Inc. (The)	54,336	2,428,819

Ingles Markets, Inc., Class A	103,277	4,967,624

Natural Grocers by Vitamin Cottage, Inc.(a)	143,420	1,705,264

Total		9,101,707

Food Products 1.5%

Dean Foods Co.	314,212	6,843,537

Lancaster Colony Corp.	11,520	1,628,813

Omega Protein Corp.(a)	59,298	1,485,415

Snyders-Lance, Inc.	39,344	1,508,449

TreeHouse Foods, Inc.(a)	25,773	1,860,553

Total		13,326,767

Household Products 0.2%

Orchids Paper Products Co.	68,256	1,786,942

Total Consumer Staples		24,215,416

ENERGY 4.6%
Energy Equipment & Services 0.3%

Tidewater, Inc.	694,583	2,368,528

Oil, Gas & Consumable Fuels 4.3%

Callon Petroleum Co.(a)	276,800	4,254,416

Carrizo Oil & Gas, Inc.(a)	79,739	2,978,252

Enerplus Corp.	196,400	1,861,872

Evolution Petroleum Corp.	109,369	1,093,690

Gran Tierra Energy, Inc.(a)	264,630	799,183

Green Plains, Inc.	23,349	650,270

PBF Energy, Inc., Class A	313,189	8,731,709

PDC Energy, Inc.(a)	24,355	1,767,686

Range Resources Corp.	113,587	3,902,849

SM Energy Co.	76,700	2,644,616

Southwestern Energy Co.(a)	425,665	4,605,695

Whiting Petroleum Corp.(a)	285,000	3,425,700

Total		36,715,938

Total Energy		39,084,466

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016	97

COLUMBIA VARIABLE PORTFOLIO FUNDS

PORTFOLIO OF INVESTMENTS (continued)

Variable Portfolio – Partners Small Cap Value Fund

December 31, 2016

Common Stocks (continued)
Issuer	Shares	Value ($)
FINANCIALS 20.2%
Banks 13.6%

Ameris Bancorp	74,733	3,258,359

Bancorp, Inc. (The)(a)	292,017	2,295,254

Banner Corp.	35,119	1,959,991

First Busey Corp.	78,503	2,416,322

First Citizens BancShares Inc., Class A	3,525	1,251,375

First Commonwealth Financial Corp.	327,661	4,646,233

First Community Bancshares, Inc.	67,784	2,043,010

First Horizon National Corp.	289,438	5,791,654

First Midwest Bancorp, Inc.	86,683	2,187,012

FNB Corp.	562,047	9,009,614

Great Western Bancorp, Inc.	53,705	2,341,001

Hancock Holding Co.	95,710	4,125,101

Iberiabank Corp.	66,525	5,571,469

Investors Bancorp, Inc.	254,455	3,549,647

Lakeland Financial Corp.	90,678	4,294,510

National Bank Holdings Corp., Class A	80,181	2,556,972

OFG Bancorp	459,238	6,016,018

Prosperity Bancshares, Inc.	90,052	6,463,933

Renasant Corp.	63,995	2,701,869

Seacoast Banking Corp. of Florida(a)	89,281	1,969,539

Simmons First National Corp., Class A	18,427	1,145,238

Texas Capital Bancshares, Inc.(a)	106,901	8,381,038

UMB Financial Corp.	86,400	6,663,168

Umpqua Holdings Corp.	293,444	5,510,878

United Community Banks, Inc.	119,665	3,544,477

Valley National Bancorp	352,755	4,106,068

Webster Financial Corp.	33,420	1,814,038

Westamerica Bancorporation	31,695	1,994,566

Wintrust Financial Corp.	39,876	2,893,801

Zions Bancorporation	137,650	5,924,456

Total		116,426,611

Capital Markets 0.6%

Artisan Partners Asset Management, Inc., Class A	104,050	3,095,488

Capital Southwest Corp.	110,929	1,791,503

Total		4,886,991

Consumer Finance 0.4%

Green Dot Corp., Class A(a)	162,754	3,832,857

Diversified Financial Services 1.7%

FNFV Group(a)	526,217	7,209,173

Pico Holdings, Inc.(a)	265,745	4,026,037

Common Stocks (continued)
Issuer	Shares	Value ($)
Voya Financial, Inc.	85,100	3,337,622

Total		14,572,832

Insurance 2.8%

Allied World Assurance Co. Holdings AG	34,613	1,859,064

American Equity Investment Life Holding Co.	199,430	4,495,152

American National Insurance Co.	16,170	2,014,944

Amtrust Financial Services, Inc.	151,200	4,139,856

CNO Financial Group, Inc.	184,390	3,531,069

White Mountains Insurance Group Ltd.	8,890	7,432,484

Total		23,472,569

Mortgage Real Estate Investment Trusts (REITs) 0.1%

Chimera Investment Corp.	73,778	1,255,702

Thrifts & Mortgage Finance 1.0%

Bank Mutual Corp.	60,412	570,893

Northwest Bancshares, Inc.	121,150	2,184,335

Radian Group, Inc.	222,646	4,003,175

TFS Financial Corp.	81,733	1,556,196

Total		8,314,599

Total Financials		172,762,161

HEALTH CARE 5.7%
Health Care Equipment & Supplies 2.1%

Alere, Inc.(a)	189,103	7,369,344

Analogic Corp.	15,479	1,283,983

Haemonetics Corp.(a)	45,028	1,810,126

Integra LifeSciences Holdings Corp.(a)	25,175	2,159,763

Orthofix International NV(a)	150,609	5,449,034

Total		18,072,250

Health Care Providers & Services 1.5%

Aceto Corp.	128,796	2,829,648

Air Methods Corp.(a)	63,127	2,010,595

HealthSouth Corp.	111,268	4,588,692

Kindred Healthcare, Inc.	183,090	1,437,257

PharMerica Corp.(a)	60,269	1,515,765

Total		12,381,957

Health Care Technology 0.3%

Computer Programs & Systems, Inc.	102,109	2,409,772

Life Sciences Tools & Services 0.3%

Bio-Techne Corp.	25,545	2,626,792

Pharmaceuticals 1.5%

Akorn, Inc.(a)	172,990	3,776,372

Lannett Co., Inc.(a)	282,185	6,222,179

The accompanying Notes to Financial Statements are an integral part of this statement.

98	Annual Report 2016

COLUMBIA VARIABLE PORTFOLIO FUNDS

PORTFOLIO OF INVESTMENTS (continued)

Variable Portfolio – Partners Small Cap Value Fund

December 31, 2016

Common Stocks (continued)
Issuer	Shares	Value ($)
Phibro Animal Health Corp., Class A	102,035	2,989,626

Total		12,988,177

Total Health Care		48,478,948

INDUSTRIALS 21.4%
Aerospace & Defense 2.8%

Cubic Corp.	126,871	6,083,464

Esterline Technologies Corp.(a)	35,272	3,146,262

KLX, Inc.(a)	56,258	2,537,798

Mercury Systems, Inc.(a)	129,262	3,906,298

Orbital ATK, Inc.	16,945	1,486,585

Triumph Group, Inc.	149,235	3,954,728

Wesco Aircraft Holdings, Inc.(a)	196,283	2,934,431

Total		24,049,566

Air Freight & Logistics 1.4%

Air Transport Services Group, Inc.(a)	244,125	3,896,235

Atlas Air Worldwide Holdings, Inc.(a)	96,272	5,020,585

Forward Air Corp.	64,613	3,061,364

Total		11,978,184

Building Products 1.8%

Gibraltar Industries, Inc.(a)	110,643	4,608,281

Simpson Manufacturing Co., Inc.	128,413	5,618,069

Trex Co., Inc.(a)	81,215	5,230,246

Total		15,456,596

Commercial Services & Supplies 3.2%

ACCO Brands Corp.(a)	285,629	3,727,458

Essendant, Inc.	22,785	476,206

Mobile Mini, Inc.	122,815	3,715,154

SP Plus Corp.(a)	112,986	3,180,556

Tetra Tech, Inc.	81,915	3,534,632

U.S. Ecology, Inc.	39,268	1,930,022

Unifirst Corp.	48,847	7,016,872

Viad Corp.	71,069	3,134,143

Total		26,715,043

Construction & Engineering 1.8%

Chicago Bridge & Iron Co. NV	107,009	3,397,536

Comfort Systems U.S.A., Inc.	123,033	4,096,999

EMCOR Group, Inc.	25,299	1,790,157

Great Lakes Dredge & Dock Corp.(a)	306,248	1,286,241

Primoris Services Corp.	216,792	4,938,522

Total		15,509,455

Common Stocks (continued)
Issuer	Shares	Value ($)
Electrical Equipment 1.4%

AZZ, Inc.	68,641	4,386,160

Encore Wire Corp.	86,176	3,735,729

EnerSys	17,038	1,330,668

Regal Beloit Corp.	38,715	2,681,014

Total		12,133,571

Machinery 7.5%

Astec Industries, Inc.	67,009	4,520,427

Barnes Group, Inc.	122,585	5,812,981

Colfax Corp.(a)	128,400	4,613,412

Crane Co.	41,815	3,015,698

ESCO Technologies, Inc.	123,072	6,972,029

Global Brass & Copper Holdings, Inc.	67,030	2,299,129

Greenbrier Companies, Inc. (The)	79,560	3,305,718

Harsco Corp.	118,242	1,608,091

ITT, Inc.	71,391	2,753,551

Kennametal, Inc.	35,685	1,115,513

LB Foster Co., Class A	131,453	1,787,761

NN, Inc.	62,555	1,191,673

Oshkosh Corp.	91,361	5,902,834

SPX Corp.(a)	188,409	4,469,061

Terex Corp.	241,222	7,605,729

Timken Co. (The)	48,230	1,914,731

Watts Water Technologies, Inc., Class A	82,010	5,347,052

Total		64,235,390

Professional Services 1.5%

Acacia Research Corp.(a)	239,430	1,556,295

Barrett Business Services, Inc.	23,517	1,507,440

FTI Consulting, Inc.(a)	80,902	3,647,062

Insperity, Inc.	17,264	1,224,881

Kelly Services, Inc., Class A	71,390	1,636,259

On Assignment, Inc.(a)	21,000	927,360

Resources Connection, Inc.	114,229	2,198,908

Total		12,698,205

Total Industrials		182,776,010

INFORMATION TECHNOLOGY 19.1%
Communications Equipment 1.2%

Black Box Corp.	100,068	1,526,037

Infinera Corp.(a)	199,166	1,690,919

InterDigital, Inc.	14,360	1,311,786

Ituran Location and Control Ltd.	92,631	2,454,722

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016	99

COLUMBIA VARIABLE PORTFOLIO FUNDS

PORTFOLIO OF INVESTMENTS (continued)

Variable Portfolio – Partners Small Cap Value Fund

December 31, 2016

Common Stocks (continued)
Issuer	Shares	Value ($)
Ixia(a)	83,311	1,341,307

Plantronics, Inc.	40,042	2,192,700

Total		10,517,471

Electronic Equipment, Instruments & Components 7.9%

Belden, Inc.	22,860	1,709,242

Electro Scientific Industries, Inc.(a)	342,521	2,027,724

ePlus, Inc.(a)	28,512	3,284,582

FARO Technologies, Inc.(a)	102,470	3,688,920

FLIR Systems, Inc.	115,500	4,179,945

II-VI, Inc.(a)	260,860	7,734,499

Keysight Technologies, Inc.(a)	70,386	2,574,016

MTS Systems Corp.	94,524	5,359,511

National Instruments Corp.	67,180	2,070,488

Orbotech Ltd.(a)	37,887	1,265,805

OSI Systems, Inc.(a)	36,504	2,778,684

Park Electrochemical Corp.	83,794	1,562,758

Plexus Corp.(a)	121,612	6,571,913

VeriFone Systems, Inc.(a)	505,330	8,959,501

Vishay Intertechnology, Inc.	475,368	7,700,962

Zebra Technologies Corp., Class A(a)	66,545	5,706,899

Total		67,175,449

Internet Software & Services 0.4%

EarthLink Holdings Corp.	252,392	1,423,491

Marchex, Inc.(a)	333,830	884,649

Match Group, Inc.(a)	72,227	1,235,082

Total		3,543,222

IT Services 2.7%

Blackhawk Network Holdings, Inc.(a)	140,976	5,311,271

Computer Services, Inc.	74,939	2,945,103

CSG Systems International, Inc.	64,130	3,103,892

EVERTEC, Inc.	13,794	244,843

Mantech International Corp., Class A	42,550	1,797,737

NeuStar, Inc., Class A(a)	59,668	1,992,911

ServiceSource International, Inc.(a)	983,153	5,584,309

Sykes Enterprises, Inc.(a)	65,089	1,878,469

Total		22,858,535

Semiconductors & Semiconductor Equipment 3.9%

Axcelis Technologies, Inc.(a)	89,285	1,299,097

Brooks Automation, Inc.	374,245	6,388,362

Cypress Semiconductor Corp.	290,841	3,327,221

Diodes, Inc.(a)	220,444	5,658,797

Integrated Device Technology, Inc.(a)	18,600	438,216

Marvell Technology Group Ltd.	141,410	1,961,357

Common Stocks (continued)
Issuer	Shares	Value ($)
MKS Instruments, Inc.	34,400	2,043,360

Photronics, Inc.(a)	370,342	4,184,864

Tessera Holding Corp.	133,819	5,914,800

Xcerra Corp.(a)	258,448	1,974,543

Total		33,190,617

Software 3.0%

Mentor Graphics Corp.	327,108	12,067,014

MicroStrategy, Inc., Class A(a)	13,020	2,570,148

Nice Ltd., ADR	41,570	2,858,353

Open Text Corp.	50,941	3,148,663

PTC, Inc.(a)	84,013	3,887,282

SeaChange International, Inc.(a)	389,582	896,039

Total		25,427,499

Total Information Technology		162,712,793

MATERIALS 6.5%
Chemicals 3.8%

A. Schulman, Inc.	118,112	3,950,846

Ferro Corp.(a)	119,868	1,717,708

Flotek Industries, Inc.(a)	182,170	1,710,576

FMC Corp.	33,860	1,915,122

Innophos Holdings, Inc.	134,375	7,022,438

LSB Industries, Inc.(a)	357,709	3,011,910

Minerals Technologies, Inc.	43,639	3,371,113

PolyOne Corp.	155,749	4,990,198

Scotts Miracle-Gro Co., Class A	53,157	5,079,151

Total		32,769,062

Containers & Packaging 0.6%

Bemis Co., Inc.	79,901	3,820,866

Owens-Illinois, Inc.(a)	86,455	1,505,181

Total		5,326,047

Metals & Mining 2.1%

Allegheny Technologies, Inc.	191,300	3,047,409

Compass Minerals International, Inc.	36,091	2,827,730

Ferroglobe PLC	472,800	5,120,424

Materion Corp.	55,900	2,213,640

Schnitzer Steel Industries, Inc., Class A	68,681	1,765,102

United States Steel Corp.	81,650	2,695,266

Total		17,669,571

Total Materials		55,764,680

The accompanying Notes to Financial Statements are an integral part of this statement.

100	Annual Report 2016

COLUMBIA VARIABLE PORTFOLIO FUNDS

PORTFOLIO OF INVESTMENTS (continued)

Variable Portfolio – Partners Small Cap Value Fund

December 31, 2016

Common Stocks (continued)
Issuer	Shares	Value ($)
REAL ESTATE 3.3%
Equity Real Estate Investment Trusts (REITs) 2.8%

CBL & Associates Properties, Inc.	332,930	3,828,695

Corporate Office Properties Trust	113,725	3,550,495

CyrusOne, Inc.	102,960	4,605,401

Equity Commonwealth(a)	62,091	1,877,632

GEO Group, Inc. (The)	181,024	6,504,192

Gramercy Property Trust	410,825	3,771,373

Total		24,137,788

Real Estate Management & Development 0.5%

Marcus & Millichap, Inc.(a)	39,969	1,067,972

Realogy Holdings Corp.	102,600	2,639,898

Total		3,707,870

Total Real Estate		27,845,658

TELECOMMUNICATION SERVICES 0.5%
Diversified Telecommunication Services 0.3%

ATN International, Inc.	26,562	2,128,413

Wireless Telecommunication Services 0.2%

Telephone & Data Systems, Inc.	61,870	1,786,187

Total Telecommunication Services		3,914,600

UTILITIES 1.8%
Electric Utilities 1.3%

Allete, Inc.	53,190	3,414,266

Hawaiian Electric Industries, Inc.	78,300	2,589,381

PNM Resources, Inc.	39,060	1,339,758

Portland General Electric Co.	76,700	3,323,411

Total		10,666,816

Common Stocks (continued)
Issuer	Shares	Value ($)
Gas Utilities 0.4%

New Jersey Resources Corp.	39,892	1,416,166

WGL Holdings, Inc.	22,943	1,750,092

Total		3,166,258

Water Utilities 0.1%

American States Water Co.	26,889	1,225,063

Total Utilities		15,058,137

Total Common Stocks (Cost: $665,033,828)		821,647,780

Warrants —%
INDUSTRIALS —%
Airlines —%

American Airlines Escrow(a)(b)(c)	185,100	—

Total Industrials		—

Total Warrants (Cost: $—)		—

Money Market Funds 3.9%
	Shares	Value ($)

Columbia Short-Term Cash Fund, 0.594%(d)(e)	33,091,132	33,091,132

Total Money Market Funds
(Cost: $33,091,173)		33,091,132

Total Investments
(Cost: $698,125,001)		854,738,912

Other Assets & Liabilities, Net		(1,873,753)

Net Assets		852,865,159

Notes to Portfolio of Investments

(a)	Non-income producing investment.

(b)	Negligible market value.

(c)	Represents fair value as determined in good faith under procedures approved by the Board of Trustees. At December 31, 2016, the value of these securities rounds to zero, which represents less than 0.01% of net assets.

(d)	The rate shown is the seven-day current annualized yield at December 31, 2016.

(e)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended December 31, 2016 are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds From Sales ($)	Realized Gain (Loss) ($)	Ending Cost ($)	Dividends — Affiliated Issuers ($)	Value ($)
Columbia Short-Term Cash Fund	56,110,714	549,198,222	(572,217,756)	(7)	33,091,173	183,833	33,091,132

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016	101

COLUMBIA VARIABLE PORTFOLIO FUNDS

PORTFOLIO OF INVESTMENTS (continued)

Variable Portfolio – Partners Small Cap Value Fund

December 31, 2016

Abbreviation Legend

ADR	American Depositary Receipt

Fair Value Measurements

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

∎

Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

∎	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

∎	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Certain investments that have been measured at fair value using the net asset value (NAV) per share (or its equivalent) are not categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to reconcile the fair value hierarchy to the amounts presented in the Portfolio of Investments. The Columbia Short-Term Cash Fund seeks to provide shareholders with maximum current income consistent with liquidity and stability of principal. Columbia Short-Term Cash Fund prices its shares with a floating NAV and no longer seeks to maintain a stable NAV.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The accompanying Notes to Financial Statements are an integral part of this statement.

102	Annual Report 2016

COLUMBIA VARIABLE PORTFOLIO FUNDS

PORTFOLIO OF INVESTMENTS (continued)

Variable Portfolio – Partners Small Cap Value Fund

December 31, 2016

Fair Value Measurements (continued)

The following table is a summary of the inputs used to value the Fund’s investments at December 31, 2016:

	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)		Total ($)
Investments

Common Stocks

Consumer Discretionary	89,034,911	—	—		89,034,911

Consumer Staples	24,215,416	—	—		24,215,416

Energy	39,084,466	—	—		39,084,466

Financials	172,762,161	—	—		172,762,161

Health Care	48,478,948	—	—		48,478,948

Industrials	182,776,010	—	—		182,776,010

Information Technology	162,712,793	—	—		162,712,793

Materials	55,764,680	—	—		55,764,680

Real Estate	27,845,658	—	—		27,845,658

Telecommunication Services	3,914,600	—	—		3,914,600

Utilities	15,058,137	—	—		15,058,137

Total Common Stocks	821,647,780	—	—		821,647,780

Warrants

Industrials	—	—	0	(a)	0	(a)

Investments measured at net asset value

Money Market Funds	—	—	—		33,091,132

Total Investments	821,647,780	—	0	(a)	854,738,912

(a)	Rounds to zero.

See the Portfolio of Investments for all investment classifications not indicated in the table.

There were no transfers of financial assets between levels during the period.

The Fund does not hold any significant investments (greater than one percent of net assets) categorized as Level 3.

The Fund’s assets assigned to the Level 3 category are valued utilizing the valuation technique deemed the most appropriate in the circumstances. Certain rights classified as Level 3 are valued using an income approach. To determine fair value for these securities, management considered estimates of future distributions from the company assets or potential actions related to the respective company’s restructuring. Significant increases (decreases) to any of these inputs would result in a significantly lower (higher) fair value measurement.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016	103

COLUMBIA VARIABLE PORTFOLIO FUNDS

PORTFOLIO OF INVESTMENTS

Variable Portfolio – Victory Sycamore Established Value Fund

December 31, 2016

(Percentages represent value of investments compared to net assets)

Common Stocks 97.7%
Issuer	Shares	Value ($)
CONSUMER DISCRETIONARY 9.5%
Auto Components 1.5%

BorgWarner, Inc.	179,000	7,059,760

Household Durables 1.7%

NVR, Inc.(a)	4,920	8,211,480

Media 4.7%

CBS Corp., Class B Non Voting	121,000	7,698,020

Interpublic Group of Companies, Inc. (The)	308,900	7,231,349

TEGNA, Inc.	359,500	7,689,705

Total		22,619,074

Specialty Retail 1.6%

Tiffany & Co.	101,000	7,820,430

Total Consumer Discretionary		45,710,744

CONSUMER STAPLES 4.7%
Food & Staples Retailing 1.0%

SYSCO Corp.	82,500	4,568,025

Food Products 3.7%

Archer-Daniels-Midland Co.	260,800	11,905,520

Ingredion, Inc.	5,800	724,768

Kellogg Co.	71,100	5,240,781

Total		17,871,069

Total Consumer Staples		22,439,094

ENERGY 7.6%
Energy Equipment & Services 1.6%

Superior Energy Services, Inc.	465,700	7,861,016

Oil, Gas & Consumable Fuels 6.0%

Cimarex Energy Co.	53,400	7,257,060

Devon Energy Corp.	152,800	6,978,376

Energen Corp.(a)	126,690	7,306,212

PDC Energy, Inc.(a)	97,200	7,054,776

Total		28,596,424

Total Energy		36,457,440

FINANCIALS 16.1%
Banks 4.6%

Citizens Financial Group, Inc.	294,640	10,498,023

SunTrust Banks, Inc.	212,189	11,638,567

Total		22,136,590

Capital Markets 0.9%

Invesco Ltd.	141,750	4,300,695

Common Stocks (continued)
Issuer	Shares	Value ($)
Insurance 10.6%

Aflac, Inc.	120,800	8,407,680

Alleghany Corp.(a)	16,350	9,942,762

Allstate Corp. (The)	32,500	2,408,900

American Financial Group, Inc.	77,000	6,785,240

Arthur J Gallagher & Co.	46,800	2,433,328

Markel Corp.(a)	6,380	5,770,710

Marsh & McLennan Companies, Inc.	83,660	5,654,579

WR Berkley Corp.	140,000	9,311,400

Total		50,714,599

Total Financials		77,151,884

HEALTH CARE 8.3%
Health Care Equipment & Supplies 0.7%

CR Bard, Inc.	8,700	1,954,542

Hologic, Inc.(a)	42,200	1,693,064

Total		3,647,606

Health Care Providers & Services 5.2%

HCA Holdings, Inc.(a)	78,400	5,803,168

Mednax, Inc.(a)	71,700	4,779,522

Quest Diagnostics, Inc.	117,400	10,789,060

Universal Health Services, Inc., Class B	34,000	3,616,920

Total		24,988,670

Life Sciences Tools & Services 2.4%

Agilent Technologies, Inc.	106,200	4,838,472

PerkinElmer, Inc.	125,330	6,535,960

Total		11,374,432

Total Health Care		40,010,708

INDUSTRIALS 16.2%
Aerospace & Defense 1.3%

Textron, Inc.	129,200	6,273,952

Building Products 1.4%

Owens Corning	132,740	6,844,074

Commercial Services & Supplies 1.2%

Republic Services, Inc.	105,460	6,016,493

Construction & Engineering 3.1%

Jacobs Engineering Group, Inc.(a)	115,800	6,600,600

Quanta Services, Inc.(a)	235,500	8,207,175

Total		14,807,775

Electrical Equipment 3.0%

Hubbell, Inc.	64,340	7,508,478

The accompanying Notes to Financial Statements are an integral part of this statement.

104	Annual Report 2016

COLUMBIA VARIABLE PORTFOLIO FUNDS

PORTFOLIO OF INVESTMENTS (continued)

Variable Portfolio – Victory Sycamore Established Value Fund

December 31, 2016

Common Stocks (continued)
Issuer	Shares	Value ($)
Rockwell Automation, Inc.	52,345	7,035,168

Total		14,543,646

Machinery 4.4%

Ingersoll-Rand PLC	107,000	8,029,280

Parker-Hannifin Corp.	62,470	8,745,800

Xylem, Inc.	84,880	4,203,258

Total		20,978,338

Road & Rail 1.8%

Old Dominion Freight Line, Inc.(a)	98,900	8,484,631

Total Industrials		77,948,909

INFORMATION TECHNOLOGY 18.9%
Communications Equipment 2.9%

Arris International PLC(a)	156,100	4,703,293

Motorola Solutions, Inc.	109,800	9,101,322

Total		13,804,615

Electronic Equipment, Instruments & Components 5.9%

Avnet, Inc.	138,450	6,591,605

Flex Ltd.(a)	511,000	7,343,070

FLIR Systems, Inc.	203,700	7,371,903

Keysight Technologies, Inc.(a)	197,820	7,234,277

Total		28,540,855

IT Services 4.8%

Booz Allen Hamilton Holdings Corp.	131,350	4,737,795

Computer Sciences Corp.	82,500	4,902,150

Fidelity National Information Services, Inc.	97,560	7,379,438

MAXIMUS, Inc.	104,900	5,852,371

Total		22,871,754

Semiconductors & Semiconductor Equipment 3.1%

KLA-Tencor Corp.	63,870	5,025,292

ON Semiconductor Corp.(a)	351,640	4,486,926

Skyworks Solutions, Inc.	69,100	5,159,006

Total		14,671,224

Software 1.0%

Synopsys, Inc.(a)	84,590	4,978,967

Technology Hardware, Storage & Peripherals 1.2%

Hewlett Packard Enterprise Co.	254,000	5,877,560

Total Information Technology		90,744,975

MATERIALS 8.2%
Chemicals 1.8%

Agrium, Inc.	56,200	5,650,910

Common Stocks (continued)
Issuer	Shares	Value ($)
International Flavors & Fragrances, Inc.	25,850	3,045,906

Total		8,696,816

Containers & Packaging 4.7%

AptarGroup, Inc.	102,250	7,510,262

Avery Dennison Corp.	71,030	4,987,727

Crown Holdings, Inc.(a)	184,700	9,709,679

Total		22,207,668

Metals & Mining 1.7%

Reliance Steel & Aluminum Co.	102,972	8,190,393

Total Materials		39,094,877

REAL ESTATE 2.4%
Equity Real Estate Investment Trusts (REITs) 2.4%

DDR Corp.	400,750	6,119,453

National Retail Properties, Inc.	124,700	5,511,740

Total		11,631,193

Total Real Estate		11,631,193

UTILITIES 5.8%
Electric Utilities 2.9%

Alliant Energy Corp.	179,180	6,789,130

Xcel Energy, Inc.	171,582	6,983,388

Total		13,772,518

Gas Utilities 1.2%

Atmos Energy Corp.	78,250	5,802,237

Multi-Utilities 1.7%

DTE Energy Co.	81,330	8,011,818

Total Utilities		27,586,573

Total Common Stocks
(Cost: $409,161,784)		468,776,397

Money Market Funds 3.5%
	Shares	Value ($)

Columbia Short-Term Cash Fund, 0.594%(b)(c)	17,016,374	17,016,374

Total Money Market Funds
(Cost: $17,016,503)		17,016,374

Total Investments
(Cost: $426,178,287)		485,792,771

Other Assets & Liabilities, Net		(5,778,754)

Net Assets		480,014,017

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016	105

COLUMBIA VARIABLE PORTFOLIO FUNDS

PORTFOLIO OF INVESTMENTS (continued)

Variable Portfolio – Victory Sycamore Established Value Fund

December 31, 2016

Notes to Portfolio of Investments

(a)	Non-income producing investment.

(b)	The rate shown is the seven-day current annualized yield at December 31, 2016.

(c)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended December 31, 2016 are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds From Sales ($)	Realized Gain (Loss) ($)	Ending Cost ($)	Dividends — Affiliated Issuers ($)	Value ($)
Columbia Short-Term Cash Fund	9,353,199	171,420,796	(163,757,452)	(40)	17,016,503	74,400	17,016,374

Fair Value Measurements

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

∎

Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

∎	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

∎	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Certain investments that have been measured at fair value using the net asset value (NAV) per share (or its equivalent) are not categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to reconcile the fair value hierarchy to the amounts presented in the Portfolio of Investments. The Columbia Short-Term Cash Fund seeks to provide shareholders with maximum current income consistent with liquidity and stability of principal. Columbia Short-Term Cash Fund prices its shares with a floating NAV and no longer seeks to maintain a stable NAV.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs,

The accompanying Notes to Financial Statements are an integral part of this statement.

106	Annual Report 2016

COLUMBIA VARIABLE PORTFOLIO FUNDS

PORTFOLIO OF INVESTMENTS (continued)

Variable Portfolio – Victory Sycamore Established Value Fund

December 31, 2016

Fair Value Measurements (continued)

any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The following table is a summary of the inputs used to value the Fund’s investments at December 31, 2016:

	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Investments

Common Stocks

Consumer Discretionary	45,710,744	—	—	45,710,744

Consumer Staples	22,439,094	—	—	22,439,094

Energy	36,457,440	—	—	36,457,440

Financials	77,151,884	—	—	77,151,884

Health Care	40,010,708	—	—	40,010,708

Industrials	77,948,909	—	—	77,948,909

Information Technology	90,744,975	—	—	90,744,975

Materials	39,094,877	—	—	39,094,877

Real Estate	11,631,193	—	—	11,631,193

Utilities	27,586,573	—	—	27,586,573

Total Common Stocks	468,776,397	—	—	468,776,397

Investments measured at net asset value

Money Market Funds	—	—	—	17,016,374

Total Investments	468,776,397	—	—	485,792,771

See the Portfolio of Investments for all investment classifications not indicated in the table.

There were no transfers of financial assets between levels during the period.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016	107

COLUMBIA VARIABLE PORTFOLIO FUNDS

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2016

	Columbia Variable Portfolio – Global Bond Fund	Columbia Variable Portfolio – Intermediate Bond Fund	Variable Portfolio – BlackRock Global Inflation- Protected Securities Fund
Assets

Investments, at value

Unaffiliated issuers (identified cost $142,421,400, $5,786,074,346, $130,223,883)	$140,965,666	$5,779,782,394	$127,890,532

Affiliated issuers (identified cost $12,905,367, $21,676,210, $2,182,001)	12,905,367	21,676,210	2,181,808

Options purchased (identified cost $—, $2,523,265, $394,020)	—	6,936,232	304,689

Total investments (identified cost $155,326,767, $5,810,273,821, $132,799,904)	153,871,033	5,808,394,836	130,377,029

Cash	2,202	183,697	—

Foreign currency (identified cost $7, $—, $3,592,202)	7	—	3,539,566

Cash collateral held at broker	—	100,000	200,000

Margin deposits	3,465,590	3,416,762	617,482

Unrealized appreciation on forward foreign currency exchange contracts	2,384,167	—	1,916,809

Unrealized appreciation on swap contracts	—	17,400,273	223,462

Premiums paid on outstanding swap contracts	283,385	20,499,354	—

Receivable for:

Investments sold	—	330,000	—

Investments sold on a delayed delivery basis	7,634,271	234,780,139	—

Capital shares sold	9,091	201,836	—

Dividends	4,434	45,678	1,669

Interest	1,336,436	30,179,583	362,536

Foreign tax reclaims	279,108	92,429	22,902

Variation margin	133,849	1,372,753	64,761

Expense reimbursement due from Investment Manager	17,596	—	5,818

Prepaid expenses	2,028	13,256	1,934

Total assets	169,423,197	6,117,010,596	137,333,968

Liabilities

Option contracts written, at value (premiums received $—, $930,000, $138,744)	—	693,705	112,251

Unrealized depreciation on forward foreign currency exchange contracts	5,500,272	13,944	746,470

Unrealized depreciation on swap contracts	5,878	5,212,850	551,079

Premiums received on outstanding swap contracts	—	33,392,812	—

Payable for:

Investments purchased	—	—	1,348,193

Investments purchased on a delayed delivery basis	7,618,158	965,417,809	—

Capital shares purchased	2,716	2,869,858	98,063

Variation margin	355,343	1,885,851	85,921

Management services fees	83,399	65,111	55,711

Distribution and/or service fees	16,941	2,584	14,753

Transfer agent fees	7,697	8,363	6,554

Compensation of board members	94,677	278,763	140,560

Chief compliance officer expenses	37	1,158	31

Other expenses	66,185	166,288	63,154

Total liabilities	13,751,303	1,010,009,096	3,222,740

Net assets applicable to outstanding capital stock	$155,671,894	$5,107,001,500	$134,111,228

The accompanying Notes to Financial Statements are an integral part of this statement.

108	Annual Report 2016

COLUMBIA VARIABLE PORTFOLIO FUNDS

STATEMENT OF ASSETS AND LIABILITIES (continued)

December 31, 2016

	Columbia Variable Portfolio – Global Bond Fund	Columbia Variable Portfolio – Intermediate Bond Fund	Variable Portfolio – BlackRock Global Inflation- Protected Securities Fund
Represented by

Paid-in capital	$162,238,833	$4,940,567,074	$137,768,073

Undistributed (excess of distributions over) net investment income	2,753,086	128,047,972	(1,027,827)

Accumulated net realized gain (loss)	(2,882,483)	30,904,830	(1,132,178)

Unrealized appreciation (depreciation) on:

Investments — unaffiliated issuers	(1,455,734)	(6,291,952)	(2,333,351)

Investments — affiliated issuers	—	—	(193)

Foreign currency translations	(51,902)	(140)	(83,721)

Forward foreign currency exchange contracts	(3,116,105)	(13,944)	1,170,339

Futures contracts	1,737	(447,359)	(12,940)

Options purchased	—	4,412,967	(89,331)

Options contracts written	—	236,295	26,493

Swap contracts	(1,815,538)	9,585,757	(174,136)

Total — representing net assets applicable to outstanding capital stock	$155,671,894	$5,107,001,500	$134,111,228

Class 1

Net assets	$9,122	$4,384,209,689	$11,489

Shares outstanding	1,070	423,625,717	2,086

Net asset value per share	$8.53	$10.35	$5.51

Class 2

Net assets	$8,811,834	$34,166,536	$10,800,831

Shares outstanding	1,045,358	3,313,682	1,998,252

Net asset value per share	$8.43	$10.31	$5.41

Class 3

Net assets	$146,850,938	$688,625,275	$123,298,908

Shares outstanding	17,301,209	66,472,007	22,474,437

Net asset value per share	$8.49	$10.36	$5.49

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016	109

COLUMBIA VARIABLE PORTFOLIO FUNDS

STATEMENT OF ASSETS AND LIABILITIES (continued)

December 31, 2016

	Variable Portfolio – MFS® Blended Research® Core Equity Fund	Variable Portfolio – Partners Small Cap Value Fund	Variable Portfolio – Victory Sycamore Established Value Fund
Assets

Investments, at value

Unaffiliated issuers (identified cost $1,576,156,075, $665,033,828, $409,161,784)	$1,709,865,685	$821,647,780	$468,776,397

Affiliated issuers (identified cost $12,785,092, $33,091,173, $17,016,503)	12,785,076	33,091,132	17,016,374

Total investments (identified cost $1,588,941,167, $698,125,001, $426,178,287)	1,722,650,761	854,738,912	485,792,771

Cash	—	34,701	—

Receivable for:

Investments sold	—	5,221,980	2,475,645

Capital shares sold	884,131	3,423	43,331

Dividends	1,985,525	845,187	525,739

Foreign tax reclaims	38,594	92	13,406

Expense reimbursement due from Investment Manager	19,974	4,539	4,578

Prepaid expenses	5,262	3,508	2,358

Total assets	1,725,584,247	860,852,342	488,857,828

Liabilities

Due to custodian	4,698	—	8,488

Payable for:

Investments purchased	—	4,672,163	8,290,836

Capital shares purchased	2,642,943	2,507,617	120,556

Management services fees	1,003,117	600,891	303,187

Distribution and/or service fees	6,270	15,186	9,658

Transfer agent fees	85,175	42,467	23,624

Compensation of board members	110,275	96,824	47,489

Chief compliance officer expenses	374	177	99

Other expenses	47,158	51,858	39,874

Total liabilities	3,900,010	7,987,183	8,843,811

Net assets applicable to outstanding capital stock	$1,721,684,237	$852,865,159	$480,014,017

Represented by

Trust capital	$1,721,684,237	$852,865,159	$480,014,017

Total — representing net assets applicable to outstanding capital stock	$1,721,684,237	$852,865,159	$480,014,017

The accompanying Notes to Financial Statements are an integral part of this statement.

110	Annual Report 2016

COLUMBIA VARIABLE PORTFOLIO FUNDS

STATEMENT OF ASSETS AND LIABILITIES (continued)

December 31, 2016

	Variable Portfolio – MFS® Blended Research® Core Equity Fund	Variable Portfolio – Partners Small Cap Value Fund	Variable Portfolio – Victory Sycamore Established Value Fund
Class 1

Net assets	$1,670,305,202	$712,682,181	$409,756,413

Shares outstanding	98,228,518	27,260,156	18,067,006

Net asset value per share	$17.00	$26.14	$22.68

Class 2

Net assets	$8,549,034	$5,748,944	$26,181,505

Shares outstanding	510,455	223,632	1,173,125

Net asset value per share	$16.75	$25.71	$22.32

Class 3

Net assets	$42,830,001	$134,434,034	$44,076,099

Shares outstanding	2,539,320	5,189,018	1,958,004

Net asset value per share	$16.87	$25.91	$22.51

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016	111

COLUMBIA VARIABLE PORTFOLIO FUNDS

STATEMENT OF OPERATIONS

Year Ended December 31, 2016

	Columbia Variable Portfolio – Global Bond Fund	Columbia Variable Portfolio – Intermediate Bond Fund	Variable Portfolio – BlackRock Global Inflation- Protected Securities Fund
Net investment income
Income:
Dividends — unaffiliated issuers	$—	$2,453,959	$—
Dividends — affiliated issuers	66,558	209,980	9,569
Interest	6,795,215	177,396,596	1,125,279
Foreign taxes withheld	(15,440)	(624)	—

Total income	6,846,333	180,059,911	1,134,848

Expenses:
Management services fees	1,154,365	24,696,487	704,016
Distribution and/or service fees
Class 2	23,145	78,366	22,574
Class 3	210,409	920,719	161,252
Transfer agent fees
Class 1	6	2,715,764	7
Class 2	5,555	18,808	5,417
Class 3	100,993	441,945	77,399
Compensation of board members	19,387	101,930	21,992
Custodian fees	31,886	95,854	35,735
Printing and postage fees	50,125	189,402	27,254
Audit fees	40,454	42,989	41,954
Legal fees	8,611	56,697	8,724
Chief compliance officer expenses	37	1,158	31
Other	9,028	99,077	8,774

Total expenses	1,654,001	29,459,196	1,115,129
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(176,653)	—	(42,878)

Total net expenses	1,477,348	29,459,196	1,072,251

Net investment income	5,368,985	150,600,715	62,597

Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	(4,865,716)	76,935,504	(928,099)
Investments — affiliated issuers	648	3,122	(29)
Foreign currency translations	(461,908)	(125,345)	122,586
Forward foreign currency exchange contracts	(4,932,026)	170,448	4,428,887
Futures contracts	1,077,192	(4,968,096)	309,577
Options purchased	(377,636)	895,000	(1,199,466)
Options contracts written	—	453,150	800,748
Swap contracts	(4,022,249)	(55,604,622)	(215,253)

Net realized gain (loss)	(13,581,695)	17,759,161	3,318,951
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	10,833,669	61,010,714	6,062,248
Investments — affiliated issuers	—	—	(193)
Foreign currency translations	38,213	(140)	(75,459)
Forward foreign currency exchange contracts	(1,638,961)	(13,944)	1,333,459
Futures contracts	213,121	(4,921)	66,604
Options purchased	46,970	4,479,099	79,886
Options contracts written	—	236,295	(148,591)
Swap contracts	(2,183,691)	12,040,437	649,561

Net change in unrealized appreciation	7,309,321	77,747,540	7,967,515

Net realized and unrealized gain (loss)	(6,272,374)	95,506,701	11,286,466

Net change in net assets resulting from operations	$(903,389)	$246,107,416	$11,349,063

The accompanying Notes to Financial Statements are an integral part of this statement.

112	Annual Report 2016

COLUMBIA VARIABLE PORTFOLIO FUNDS

STATEMENT OF OPERATIONS (continued)

Year Ended December 31, 2016

	Variable Portfolio – MFS® Blended Research® Core Equity Fund	Variable Portfolio – Partners Small Cap Value Fund	Variable Portfolio – Victory Sycamore Established Value Fund
Net investment income

Income:

Dividends — unaffiliated issuers	$36,874,443	$12,181,112	$5,372,113

Dividends — affiliated issuers	36,493	183,833	74,400

Foreign taxes withheld	(180,071)	(166,010)	(51,517)

Total income	36,730,865	12,198,935	5,394,996

Expenses:

Management services fees	12,315,206	8,587,437	2,692,469

Distribution and/or service fees

Class 2	20,751	11,242	45,391

Class 3	55,488	157,821	42,760

Transfer agent fees

Class 1	989,513	470,151	171,570

Class 2	4,980	2,698	10,894

Class 3	26,633	75,752	20,524

Compensation of board members	41,009	29,610	17,506

Custodian fees	24,662	37,238	11,866

Printing and postage fees	30,670	35,898	15,657

Audit fees	28,548	28,548	28,548

Legal fees	22,694	15,141	9,527

Chief compliance officer expenses	374	177	99

Other	39,129	27,821	13,603

Total expenses	13,599,657	9,479,534	3,080,414

Fees waived or expenses reimbursed by Investment Manager and its affiliates	(416,495)	(806,684)	(88,937)

Total net expenses	13,183,162	8,672,850	2,991,477

Net investment income	23,547,703	3,526,085	2,403,519

Realized and unrealized gain (loss) — net

Net realized gain (loss) on:

Investments — unaffiliated issuers	144,175,057	27,445,013	7,338,564

Investments — affiliated issuers	(1,142)	(7)	(40)

Foreign currency translations	(2,372)	(500)	—

Increase from payment by affiliate (Note 6)	—	118,107	—

Net realized gain	144,171,543	27,562,613	7,338,524

Net change in unrealized appreciation (depreciation) on:

Investments — unaffiliated issuers	(8,243,065)	174,519,512	55,886,696

Investments — affiliated issuers	(16)	(41)	(129)

Foreign currency translations	1,309	11	—

Net change in unrealized appreciation (depreciation)	(8,241,772)	174,519,482	55,886,567

Net realized and unrealized gain	135,929,771	202,082,095	63,225,091

Net change in net assets resulting from operations	$159,477,474	$205,608,180	$65,628,610

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016	113

COLUMBIA VARIABLE PORTFOLIO FUNDS

STATEMENT OF CHANGES IN NET ASSETS

	Columbia Variable Portfolio – Global Bond Fund		Columbia Variable Portfolio – Intermediate Bond Fund
	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2016	Year Ended December 31, 2015
Operations

Net investment income	$5,368,985	$11,810,724	$150,600,715	$109,121,897

Net realized gain (loss)	(13,581,695)	(19,152,002)	17,759,161	(12,676,452)

Net change in unrealized appreciation (depreciation)	7,309,321	3,513,693	77,747,540	(100,745,782)

Net increase (decrease) in net assets resulting from operations	(903,389)	(3,827,585)	246,107,416	(4,300,337)

Distributions to shareholders

Net investment income

Class 1	—	—	(82,297,082)	(68,493,581)

Class 2	—	—	(465,389)	(302,023)

Class 3	—	—	(12,198,509)	(11,011,692)

Net realized gains

Class 1	(259)	(801)	(2,794,513)	(14,218,503)

Class 2	(255,165)	(772,194)	(18,428)	(75,609)

Class 3	(4,509,848)	(17,611,305)	(445,987)	(2,508,686)

Total distributions to shareholders	(4,765,272)	(18,384,300)	(98,219,908)	(96,610,094)

Increase (decrease) in net assets from capital stock activity	(27,001,938)	(470,713,378)	(230,494,069)	2,338,383,332

Total increase (decrease) in net assets	(32,670,599)	(492,925,263)	(82,606,561)	2,237,472,901

Net assets at beginning of year	188,342,493	681,267,756	5,189,608,061	2,952,135,160

Net assets at end of year	$155,671,894	$188,342,493	$5,107,001,500	$5,189,608,061

Undistributed net investment income	$2,753,086	$1,090,794	$128,047,972	$95,360,582

The accompanying Notes to Financial Statements are an integral part of this statement.

114	Annual Report 2016

COLUMBIA VARIABLE PORTFOLIO FUNDS

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Variable Portfolio – BlackRock Global Inflation- Protected Securities Fund		Variable Portfolio – MFS® Blended Research® Core Equity Fund
	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2016	Year Ended December 31, 2015
Operations

Net investment income (loss)	$62,597	$(4,337,688)	$23,547,703	$78,005,812

Net realized gain	3,318,951	59,536,563	144,171,543	119,598,741

Net change in unrealized appreciation (depreciation)	7,967,515	(53,117,832)	(8,241,772)	(181,554,496)

Net increase in net assets resulting from operations	11,349,063	2,081,043	159,477,474	16,050,057

Distributions to shareholders

Net investment income

Class 1	—	(3,968)	—	—

Class 2	—	(3,039,135)	—	—

Class 3	—	(57,192,838)	—	—

Net realized gains

Class 1	—	(937)	—	—

Class 2	—	(722,302)	—	—

Class 3	—	(13,546,597)	—	—

Total distributions to shareholders	—	(74,505,777)	—	—

Decrease in net assets from capital stock activity	(20,422,401)	(1,254,642,120)	(184,562,722)	(231,210,340)

Total decrease in net assets	(9,073,338)	(1,327,066,854)	(25,085,248)	(215,160,283)

Net assets at beginning of year	143,184,566	1,470,251,420	1,746,769,485	1,961,929,768

Net assets at end of year	$134,111,228	$143,184,566	$1,721,684,237	$1,746,769,485

Excess of distributions over net investment income	$(1,027,827)	$(3,195,020)	$—	$—

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016	115

COLUMBIA VARIABLE PORTFOLIO FUNDS

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Variable Portfolio – Partners Small Cap Value Fund		Variable Portfolio – Victory Sycamore Established Value Fund
	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2016	Year Ended December 31, 2015
Operations

Net investment income	$3,526,085	$11,770,828	$2,403,519	$3,692,573

Net realized gain	27,562,613	124,574,073	7,338,524	181,442,137

Net change in unrealized appreciation (depreciation)	174,519,482	(253,813,768)	55,886,567	(147,852,860)

Net increase (decrease) in net assets resulting from operations	205,608,180	(117,468,867)	65,628,610	37,281,850

Increase (decrease) in net assets from capital stock activity	(471,649,882)	(408,674,235)	195,890,109	(664,753,595)

Total increase (decrease) in net assets	(266,041,702)	(526,143,102)	261,518,719	(627,471,745)

Net assets at beginning of year	1,118,906,861	1,645,049,963	218,495,298	845,967,043

Net assets at end of year	$852,865,159	$1,118,906,861	$480,014,017	$218,495,298

The accompanying Notes to Financial Statements are an integral part of this statement.

116	Annual Report 2016

COLUMBIA VARIABLE PORTFOLIO FUNDS

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Columbia Variable Portfolio – Global Bond Fund				Columbia Variable Portfolio – Intermediate Bond Fund
	Year Ended December 31, 2016		Year Ended December 31, 2015		Year Ended December 31, 2016		Year Ended December 31, 2015
	Shares	Dollars ($)	Shares	Dollars ($)	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity

Class 1 shares

Subscriptions	—	—	575,448	5,928,815	19,858,661	206,016,255	270,552,112	2,786,516,095

Distributions reinvested	28	259	85	801	8,134,952	85,091,595	8,221,877	82,712,084

Redemptions	—	—	(43,042,839)	(450,853,765)	(42,672,325)	(446,921,181)	(40,182,852)	(408,240,327)

Net increase (decrease)	28	259	(42,467,306)	(444,924,149)	(14,678,712)	(155,813,331)	238,591,137	2,460,987,852

Class 2 shares

Subscriptions	136,841	1,231,319	180,838	1,739,825	1,268,475	13,114,671	573,093	5,849,467

Distributions reinvested	28,226	255,165	82,588	772,194	46,343	483,817	37,613	377,632

Redemptions	(145,487)	(1,292,754)	(156,413)	(1,517,831)	(489,562)	(5,069,477)	(472,597)	(4,809,901)

Net increase	19,580	193,730	107,013	994,188	825,256	8,529,011	138,109	1,417,198

Class 3 shares

Subscriptions	90,865	835,627	182,685	1,864,272	748,713	7,802,466	519,072	5,348,618

Distributions reinvested	495,588	4,509,848	1,875,538	17,611,305	1,206,536	12,644,496	1,341,307	13,520,378

Redemptions	(3,602,738)	(32,541,402)	(4,774,638)	(46,258,994)	(9,959,047)	(103,656,711)	(13,979,219)	(142,890,714)

Net decrease	(3,016,285)	(27,195,927)	(2,716,415)	(26,783,417)	(8,003,798)	(83,209,749)	(12,118,840)	(124,021,718)

Total net increase (decrease)	(2,996,677)	(27,001,938)	(45,076,708)	(470,713,378)	(21,857,254)	(230,494,069)	226,610,406	2,338,383,332

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016	117

COLUMBIA VARIABLE PORTFOLIO FUNDS

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Variable Portfolio – BlackRock Global Inflation-Protected Securities Fund				Variable Portfolio – MFS® Blended Research® Core Equity Fund
	Year Ended December 31, 2016		Year Ended December 31, 2015		Year Ended December 31, 2016		Year Ended December 31, 2015
	Shares	Dollars ($)	Shares	Dollars ($)	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity

Class 1 shares

Subscriptions	—	—	834,600	8,084,747	3,654,330	59,220,233	5,951,711	93,059,776

Distributions reinvested	—	—	956	4,905	—	—	—	—

Redemptions	—	—	(137,412,252)	(1,309,253,405)	(14,653,344)	(235,134,598)	(20,229,582)	(318,867,212)

Net decrease	—	—	(136,576,696)	(1,301,163,753)	(10,999,014)	(175,914,365)	(14,277,871)	(225,807,436)

Class 2 shares

Subscriptions	1,143,860	6,148,700	297,543	2,320,155	63,962	1,007,942	170,342	2,599,343

Distributions reinvested	—	—	744,839	3,761,437	—	—	—	—

Redemptions	(729,417)	(3,863,543)	(204,992)	(1,285,133)	(92,341)	(1,444,068)	(37,534)	(573,003)

Net increase (decrease)	414,443	2,285,157	837,390	4,796,459	(28,379)	(436,126)	132,808	2,026,340

Class 3 shares

Subscriptions	657,581	3,506,015	500,297	3,320,380	66,161	1,025,564	87,100	1,336,669

Distributions reinvested	—	—	13,816,296	70,739,435	—	—	—	—

Redemptions	(4,937,655)	(26,213,573)	(5,120,584)	(32,334,641)	(581,049)	(9,237,795)	(570,151)	(8,765,913)

Net increase (decrease)	(4,280,074)	(22,707,558)	9,196,009	41,725,174	(514,888)	(8,212,231)	(483,051)	(7,429,244)

Total net decrease	(3,865,631)	(20,422,401)	(126,543,297)	(1,254,642,120)	(11,542,281)	(184,562,722)	(14,628,114)	(231,210,340)

The accompanying Notes to Financial Statements are an integral part of this statement.

118	Annual Report 2016

COLUMBIA VARIABLE PORTFOLIO FUNDS

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Variable Portfolio – Partners Small Cap Value Fund				Variable Portfolio – Victory Sycamore Established Value Fund
	Year Ended December 31, 2016		Year Ended December 31, 2015		Year Ended December 31, 2016		Year Ended December 31, 2015
	Shares	Dollars ($)	Shares	Dollars ($)	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity

Class 1 shares

Subscriptions	1,739,669	33,839,199	6,131,918	139,170,279	9,403,857	192,265,569	14,877	277,866

Redemptions	(21,848,290)	(481,872,026)	(22,886,244)	(520,222,175)	(733,595)	(14,534,093)	(34,090,308)	(675,515,652)

Net increase (decrease)	(20,108,621)	(448,032,827)	(16,754,326)	(381,051,896)	8,670,262	177,731,476	(34,075,431)	(675,237,786)

Class 2 shares

Subscriptions	63,626	1,409,765	56,717	1,252,694	509,648	10,580,072	329,841	6,281,920

Redemptions	(35,883)	(764,473)	(30,561)	(673,917)	(115,661)	(2,244,631)	(38,905)	(730,018)

Net increase	27,743	645,292	26,156	578,777	393,987	8,335,441	290,936	5,551,902

Class 3 shares

Subscriptions	111,087	2,121,232	37,384	827,673	562,326	11,528,988	382,434	7,350,326

Redemptions	(1,188,657)	(26,383,579)	(1,299,193)	(29,028,789)	(85,522)	(1,705,796)	(125,238)	(2,418,037)

Net increase (decrease)	(1,077,570)	(24,262,347)	(1,261,809)	(28,201,116)	476,804	9,823,192	257,196	4,932,289

Total net increase (decrease)	(21,158,448)	(471,649,882)	(17,989,979)	(408,674,235)	9,541,053	195,890,109	(33,527,299)	(664,753,595)

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016	119

COLUMBIA VARIABLE PORTFOLIO FUNDS

FINANCIAL HIGHLIGHTS

Columbia Variable Portfolio – Global Bond Fund

The following tables are intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect any fees and expenses imposed under your Contract and/or Qualified Plan, as applicable; such fees and expenses would reduce the total returns for all periods shown. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

	Year Ended December 31,
Class 1	2016	2015	2014	2013	2012
Per share data
Net asset value, beginning of period	$8.85	$10.26	$10.60	$12.20	$11.85

Income from investment operations:

Net investment income	0.29	0.30	0.32	0.30	0.34

Net realized and unrealized gain (loss)	(0.36)	(0.87)	(0.21)	(1.19)	0.41

Total from investment operations	(0.07)	(0.57)	0.11	(0.89)	0.75

Less distributions to shareholders:

Net investment income	—	—	—	(0.64)	(0.34)

Net realized gains	(0.25)	(0.84)	(0.45)	(0.07)	(0.06)

Total distributions to shareholders	(0.25)	(0.84)	(0.45)	(0.71)	(0.40)

Net asset value, end of period	$8.53	$8.85	$10.26	$10.60	$12.20

Total return	(1.00%)	(6.08%)	0.89%	(7.60%)	6.43%

Ratios to average net assets(a)

Total gross expenses	0.79%	0.75%	0.74%	0.73%	0.71%

Total net expenses(b)	0.70%	0.75%	0.73%	0.72%	0.71%

Net investment income	3.17%	2.88%	3.02%	2.69%	2.80%

Supplemental data

Net assets, end of period (in thousands)	$9	$9	$435,907	$556,739	$1,168,704

Portfolio turnover	162%	109%	68%	46%	42%

Notes to Financial Highlights

(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

120	Annual Report 2016

COLUMBIA VARIABLE PORTFOLIO FUNDS

FINANCIAL HIGHLIGHTS (continued)

Columbia Variable Portfolio – Global Bond Fund

	Year Ended December 31,
Class 2	2016	2015	2014	2013	2012
Per share data
Net asset value, beginning of period	$8.78	$10.20	$10.57	$12.19	$11.83

Income from investment operations:

Net investment income	0.26	0.32	0.30	0.28	0.31

Net realized and unrealized gain (loss)	(0.36)	(0.90)	(0.22)	(1.19)	0.42

Total from investment operations	(0.10)	(0.58)	0.08	(0.91)	0.73

Less distributions to shareholders:

Net investment income	—	—	—	(0.64)	(0.31)

Net realized gains	(0.25)	(0.84)	(0.45)	(0.07)	(0.06)

Total distributions to shareholders	(0.25)	(0.84)	(0.45)	(0.71)	(0.37)

Net asset value, end of period	$8.43	$8.78	$10.20	$10.57	$12.19

Total return	(1.35%)	(6.22%)	0.60%	(7.83%)	6.29%

Ratios to average net assets(a)

Total gross expenses	1.05%	1.04%	1.00%	0.98%	0.96%

Total net expenses(b)	0.95%	0.98%	0.98%	0.98%	0.96%

Net investment income	2.92%	3.30%	2.79%	2.53%	2.55%

Supplemental data

Net assets, end of period (in thousands)	$8,812	$9,004	$9,375	$9,899	$9,792

Portfolio turnover	162%	109%	68%	46%	42%

Notes to Financial Highlights

(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016	121

COLUMBIA VARIABLE PORTFOLIO FUNDS

FINANCIAL HIGHLIGHTS (continued)

Columbia Variable Portfolio – Global Bond Fund

	Year Ended December 31,
Class 3	2016	2015	2014	2013	2012
Per share data
Net asset value, beginning of period	$8.83	$10.25	$10.59	$12.21	$11.85

Income from investment operations:

Net investment income	0.27	0.33	0.31	0.29	0.32

Net realized and unrealized gain (loss)	(0.36)	(0.91)	(0.20)	(1.20)	0.42

Total from investment operations	(0.09)	(0.58)	0.11	(0.91)	0.74

Less distributions to shareholders:

Net investment income	—	—	—	(0.64)	(0.32)

Net realized gains	(0.25)	(0.84)	(0.45)	(0.07)	(0.06)

Total distributions to shareholders	(0.25)	(0.84)	(0.45)	(0.71)	(0.38)

Net asset value, end of period	$8.49	$8.83	$10.25	$10.59	$12.21

Total return	(1.23%)	(6.17%)	0.89%	(7.79%)	6.38%

Ratios to average net assets(a)

Total gross expenses	0.92%	0.91%	0.87%	0.86%	0.83%

Total net expenses(b)	0.83%	0.86%	0.85%	0.85%	0.83%

Net investment income	3.03%	3.42%	2.90%	2.61%	2.68%

Supplemental data

Net assets, end of period (in thousands)	$146,851	$179,329	$235,986	$293,552	$419,392

Portfolio turnover	162%	109%	68%	46%	42%

Notes to Financial Highlights

(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

122	Annual Report 2016

COLUMBIA VARIABLE PORTFOLIO FUNDS

FINANCIAL HIGHLIGHTS

Columbia Variable Portfolio – Intermediate Bond Fund

	Year Ended December 31,
Class 1	2016	2015	2014	2013	2012
Per share data
Net asset value, beginning of period	$10.07	$10.22	$10.01	$11.26	$11.19

Income from investment operations:

Net investment income	0.30	0.25	0.28	0.30	0.39

Net realized and unrealized gain (loss)	0.17	(0.22)	0.26	(0.56)	0.44

Total from investment operations	0.47	0.03	0.54	(0.26)	0.83

Less distributions to shareholders:

Net investment income	(0.18)	(0.15)	(0.28)	(0.50)	(0.46)

Net realized gains	(0.01)	(0.03)	(0.05)	(0.49)	(0.30)

Total distributions to shareholders	(0.19)	(0.18)	(0.33)	(0.99)	(0.76)

Net asset value, end of period	$10.35	$10.07	$10.22	$10.01	$11.26

Total return	4.68%	0.30%	5.47%	(2.25%)	7.70%

Ratios to average net assets(a)

Total gross expenses	0.54%	0.54%	0.55%	0.55%	0.54%

Total net expenses(b)	0.54%	0.54%	0.55%	0.55%	0.54%

Net investment income	2.86%	2.42%	2.78%	2.81%	3.49%

Supplemental data

Net assets, end of period (in thousands)	$4,384,210	$4,413,919	$2,042,053	$1,868,361	$2,472,928

Portfolio turnover	400%	477%	271%	258%	198%

Notes to Financial Highlights

(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016	123

COLUMBIA VARIABLE PORTFOLIO FUNDS

FINANCIAL HIGHLIGHTS (continued)

Columbia Variable Portfolio – Intermediate Bond Fund

	Year Ended December 31,
Class 2	2016	2015	2014	2013	2012
Per share data
Net asset value, beginning of period	$10.03	$10.19	$9.98	$11.22	$11.16

Income from investment operations:

Net investment income	0.27	0.22	0.26	0.27	0.35

Net realized and unrealized gain (loss)	0.18	(0.23)	0.26	(0.55)	0.46

Total from investment operations	0.45	(0.01)	0.52	(0.28)	0.81

Less distributions to shareholders:

Net investment income	(0.16)	(0.12)	(0.26)	(0.47)	(0.45)

Net realized gains	(0.01)	(0.03)	(0.05)	(0.49)	(0.30)

Total distributions to shareholders	(0.17)	(0.15)	(0.31)	(0.96)	(0.75)

Net asset value, end of period	$10.31	$10.03	$10.19	$9.98	$11.22

Total return	4.43%	(0.05%)	5.20%	(2.44%)	7.49%

Ratios to average net assets(a)

Total gross expenses	0.79%	0.80%	0.80%	0.81%	0.80%

Total net expenses(b)	0.79%	0.80%	0.80%	0.81%	0.80%

Net investment income	2.60%	2.18%	2.53%	2.56%	3.15%

Supplemental data

Net assets, end of period (in thousands)	$34,167	$24,967	$23,942	$24,527	$30,024

Portfolio turnover	400%	477%	271%	258%	198%

Notes to Financial Highlights

(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

124	Annual Report 2016

COLUMBIA VARIABLE PORTFOLIO FUNDS

FINANCIAL HIGHLIGHTS (continued)

Columbia Variable Portfolio – Intermediate Bond Fund

	Year Ended December 31,
Class 3	2016	2015	2014	2013	2012
Per share data
Net asset value, beginning of period	$10.08	$10.23	$10.02	$11.27	$11.20

Income from investment operations:

Net investment income	0.28	0.24	0.27	0.29	0.38

Net realized and unrealized gain (loss)	0.18	(0.22)	0.26	(0.56)	0.44

Total from investment operations	0.46	0.02	0.53	(0.27)	0.82

Less distributions to shareholders:

Net investment income	(0.17)	(0.14)	(0.27)	(0.49)	(0.45)

Net realized gains	(0.01)	(0.03)	(0.05)	(0.49)	(0.30)

Total distributions to shareholders	(0.18)	(0.17)	(0.32)	(0.98)	(0.75)

Net asset value, end of period	$10.36	$10.08	$10.23	$10.02	$11.27

Total return	4.54%	0.17%	5.32%	(2.39%)	7.56%

Ratios to average net assets(a)

Total gross expenses	0.66%	0.67%	0.68%	0.68%	0.67%

Total net expenses(b)	0.66%	0.67%	0.68%	0.68%	0.67%

Net investment income	2.74%	2.30%	2.66%	2.68%	3.35%

Supplemental data

Net assets, end of period (in thousands)	$688,625	$750,722	$886,140	$1,033,511	$1,485,918

Portfolio turnover	400%	477%	271%	258%	198%

Notes to Financial Highlights

(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016	125

COLUMBIA VARIABLE PORTFOLIO FUNDS

FINANCIAL HIGHLIGHTS

Variable Portfolio – BlackRock Global Inflation-Protected Securities Fund

	Year Ended December 31,
Class 1	2016	2015		2014		2013		2012
Per share data
Net asset value, beginning of period	$5.07	$9.49		$8.74		$9.56		$9.58

Income from investment operations:

Net investment income (loss)	0.01	(0.07)		0.10		0.07		0.20

Net realized and unrealized gain (loss)	0.43	(0.01	)(a)	0.65		(0.58)		0.35

Total from investment operations	0.44	(0.08)		0.75		(0.51)		0.55

Less distributions to shareholders:

Net investment income	—	(3.51)		—		(0.00	)(b)	(0.45)

Net realized gains	—	(0.83)		—		(0.31)		(0.12)

Total distributions to shareholders	—	(4.34)		—		(0.31)		(0.57)

Net asset value, end of period	$5.51	$5.07		$9.49		$8.74		$9.56

Total return	8.68%	(1.38%)		8.58%		(5.37%)		5.86%

Ratios to average net assets(c)

Total gross expenses	0.68%	0.58%		0.57	%(d)	0.56%		0.55%

Total net expenses(e)	0.64%	0.58%		0.57	%(d)	0.56%		0.55%

Net investment income (loss)	0.18%	(0.77%)		1.14%		0.80%		2.09%

Supplemental data

Net assets, end of period (in thousands)	$11	$11		$1,296,797		$1,765,508		$2,635,289

Portfolio turnover	72%	89%		94%		97%		61%

Notes to Financial Highlights

(a)	Calculation of the net gain (loss) per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gain (loss) presented in the Statement of Operations due to the timing of subscriptions and redemptions of Fund shares in relation to fluctuations in the market value of the portfolio.

(b)	Rounds to zero.

(c)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(d)	Ratios include line of credit interest expense which is less than 0.01%.

(e)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

126	Annual Report 2016

COLUMBIA VARIABLE PORTFOLIO FUNDS

FINANCIAL HIGHLIGHTS (continued)

Variable Portfolio – BlackRock Global Inflation-Protected Securities Fund

	Year Ended December 31,
Class 2	2016		2015		2014		2013	2012
Per share data
Net asset value, beginning of period	$4.99		$9.41		$8.68		$9.52	$9.55

Income from investment operations:

Net investment income (loss)	(0.00	)(a)	(0.02)		0.07		0.05	0.17

Net realized and unrealized gain (loss)	0.42		(0.08	)(b)	0.66		(0.58)	0.35

Total from investment operations	0.42		(0.10)		0.73		(0.53)	0.52

Less distributions to shareholders:

Net investment income	—		(3.49)		—		—	(0.43)

Net realized gains	—		(0.83)		—		(0.31)	(0.12)

Total distributions to shareholders	—		(4.32)		—		(0.31)	(0.55)

Net asset value, end of period	$5.41		$4.99		$9.41		$8.68	$9.52

Total return	8.42%		(1.64%)		8.41%		(5.61%)	5.61%

Ratios to average net assets(c)

Total gross expenses	0.93%		0.89%		0.82	%(d)	0.81%	0.80%

Total net expenses(e)	0.89%		0.86%		0.82	%(d)	0.81%	0.80%

Net investment income (loss)	(0.07%)		(0.28%)		0.81%		0.57%	1.79%

Supplemental data

Net assets, end of period (in thousands)	$10,801		$7,898		$7,022		$6,693	$9,443

Portfolio turnover	72%		89%		94%		97%	61%

Notes to Financial Highlights

(a)	Rounds to zero.

(b)	Calculation of the net gain (loss) per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gain (loss) presented in the Statement of Operations due to the timing of subscriptions and redemptions of Fund shares in relation to fluctuations in the market value of the portfolio.

(c)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(d)	Ratios include line of credit interest expense which is less than 0.01%.

(e)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016	127

COLUMBIA VARIABLE PORTFOLIO FUNDS

FINANCIAL HIGHLIGHTS (continued)

Variable Portfolio – BlackRock Global Inflation-Protected Securities Fund

	Year Ended December 31,
Class 3	2016	2015		2014		2013	2012
Per share data
Net asset value, beginning of period	$5.06	$9.48		$8.73		$9.56	$9.59

Income from investment operations:

Net investment income (loss)	0.00 (a)	(0.02)		0.09		0.06	0.19

Net realized and unrealized gain (loss)	0.43	(0.07	)(b)	0.66		(0.58)	0.33

Total from investment operations	0.43	(0.09)		0.75		(0.52)	0.52

Less distributions to shareholders:

Net investment income	—	(3.50)		—		—	(0.43)

Net realized gains	—	(0.83)		—		(0.31)	(0.12)

Total distributions to shareholders	—	(4.33)		—		(0.31)	(0.55)

Net asset value, end of period	$5.49	$5.06		$9.48		$8.73	$9.56

Total return	8.50%	(1.49%)		8.59%		(5.48%)	5.61%

Ratios to average net assets(c)

Total gross expenses	0.80%	0.76%		0.69	%(d)	0.68%	0.68%

Total net expenses(e)	0.77%	0.74%		0.69	%(d)	0.68%	0.68%

Net investment income (loss)	0.05%	(0.23%)		1.00%		0.66%	1.95%

Supplemental data

Net assets, end of period (in thousands)	$123,299	$135,276		$166,432		$198,342	$299,702

Portfolio turnover	72%	89%		94%		97%	61%

Notes to Financial Highlights

(a)	Rounds to zero.

(b)	Calculation of the net gain (loss) per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gain (loss) presented in the Statement of Operations due to the timing of subscriptions and redemptions of Fund shares in relation to fluctuations in the market value of the portfolio.

(c)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(d)	Ratios include line of credit interest expense which is less than 0.01%.

(e)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

128	Annual Report 2016

COLUMBIA VARIABLE PORTFOLIO FUNDS

FINANCIAL HIGHLIGHTS

Variable Portfolio – MFS® Blended Research® Core Equity Fund

	Year Ended December 31,
Class 1	2016	2015	2014	2013	2012
Per share data
Net asset value, beginning of period	$15.49	$15.40	$13.76	$10.71	$9.65

Income from investment operations:

Net investment income	0.22	0.64 (a)	0.24	0.22	0.15

Net realized and unrealized gain (loss)	1.29	(0.55)	1.40	2.83	0.91

Total from investment operations	1.51	0.09	1.64	3.05	1.06

Net asset value, end of period	$17.00	$15.49	$15.40	$13.76	$10.71

Total return	9.75%	0.58%	11.92%	28.48%	10.98%

Ratios to average net assets(b)

Total gross expenses	0.79%	0.82%	0.82%	0.84%	0.84%

Total net expenses(c)	0.77%	0.77%	0.77%	0.77%	0.78%

Net investment income	1.39%	4.14%	1.65%	1.74%	1.41%

Supplemental data

Net assets, end of period (in thousands)	$1,670,305	$1,691,555	$1,901,583	$1,454,206	$893,849

Portfolio turnover	115%	67%	49%	29%	85%

Notes to Financial Highlights

(a)	Net investment income per share includes special dividends. The effect of these dividends amounted to $0.39 per share.

(b)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(c)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016	129

COLUMBIA VARIABLE PORTFOLIO FUNDS

FINANCIAL HIGHLIGHTS (continued)

Variable Portfolio – MFS® Blended Research® Core Equity Fund

	Year Ended December 31,
Class 2	2016	2015	2014	2013	2012
Per share data
Net asset value, beginning of period	$15.29	$15.24	$13.66	$10.65	$9.63

Income from investment operations:

Net investment income	0.18	0.65 (a)	0.20	0.18	0.13

Net realized and unrealized gain (loss)	1.28	(0.60)	1.38	2.83	0.89

Total from investment operations	1.46	0.05	1.58	3.01	1.02

Net asset value, end of period	$16.75	$15.29	$15.24	$13.66	$10.65

Total return	9.55%	0.33%	11.57%	28.26%	10.59%

Ratios to average net assets(b)

Total gross expenses	1.04%	1.07%	1.07%	1.09%	1.09%

Total net expenses(c)	1.02%	1.02%	1.02%	1.02%	1.03%

Net investment income	1.13%	4.22%	1.40%	1.49%	1.25%

Supplemental data

Net assets, end of period (in thousands)	$8,549	$8,239	$6,188	$4,593	$2,124

Portfolio turnover	115%	67%	49%	29%	85%

Notes to Financial Highlights

(a)	Net investment income per share includes special dividends. The effect of these dividends amounted to $0.43 per share.

(b)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(c)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

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COLUMBIA VARIABLE PORTFOLIO FUNDS

FINANCIAL HIGHLIGHTS (continued)

Variable Portfolio – MFS® Blended Research® Core Equity Fund

	Year Ended December 31,
Class 3	2016	2015	2014	2013	2012
Per share data
Net asset value, beginning of period	$15.38	$15.31	$13.70	$10.67	$9.64

Income from investment operations:

Net investment income	0.20	0.62 (a)	0.22	0.20	0.14

Net realized and unrealized gain (loss)	1.29	(0.55)	1.39	2.83	0.89

Total from investment operations	1.49	0.07	1.61	3.03	1.03

Net asset value, end of period	$16.87	$15.38	$15.31	$13.70	$10.67

Total return	9.69%	0.46%	11.75%	28.40%	10.68%

Ratios to average net assets(b)

Total gross expenses	0.92%	0.95%	0.95%	0.96%	0.96%

Total net expenses(c)	0.90%	0.89%	0.90%	0.90%	0.90%

Net investment income	1.27%	4.04%	1.52%	1.62%	1.30%

Supplemental data

Net assets, end of period (in thousands)	$42,830	$46,975	$54,159	$59,983	$53,529

Portfolio turnover	115%	67%	49%	29%	85%

Notes to Financial Highlights

(a)	Net investment income per share includes special dividends. The effect of these dividends amounted to $0.39 per share.

(b)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(c)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

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COLUMBIA VARIABLE PORTFOLIO FUNDS

FINANCIAL HIGHLIGHTS

Variable Portfolio – Partners Small Cap Value Fund

	Year Ended December 31,
Class 1	2016		2015	2014	2013	2012
Per share data
Net asset value, beginning of period	$20.81		$22.92	$22.43	$16.61	$14.62

Income from investment operations:

Net investment income	0.09		0.19	0.11	0.08	0.18

Net realized and unrealized gain (loss)	5.24		(2.30)	0.38	5.74	1.81

Increase from payment by affiliate	0.00	(a)	—	—	—	—

Total from investment operations	5.33		(2.11)	0.49	5.82	1.99

Net asset value, end of period	$26.14		$20.81	$22.92	$22.43	$16.61

Total return	25.61	%(b)	(9.21%)	2.18%	35.04%	13.61%

Ratios to average net assets(c)

Total gross expenses	1.02%		1.07%	1.05%	1.05%	1.06%

Total net expenses(d)	0.93%		0.93%	0.88%	0.89%	0.94%

Net investment income	0.40%		0.84%	0.50%	0.40%	1.12%

Supplemental data

Net assets, end of period (in thousands)	$712,682		$985,530	$1,469,779	$1,673,954	$1,428,971

Portfolio turnover	60%		48%	83%	69%	60%

Notes to Financial Highlights

(a)	Rounds to zero.

(b)	The Fund received a payment from an affiliate. Had the Fund not received this payment, the total return would have been lower by 0.01%.

(c)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(d)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

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COLUMBIA VARIABLE PORTFOLIO FUNDS

FINANCIAL HIGHLIGHTS (continued)

Variable Portfolio – Partners Small Cap Value Fund

	Year Ended December 31,
Class 2	2016		2015	2014	2013	2012
Per share data
Net asset value, beginning of period	$20.51		$22.65	$22.22	$16.50	$14.56

Income from investment operations:

Net investment income	0.04		0.14	0.06	0.03	0.15

Net realized and unrealized gain (loss)	5.16		(2.28)	0.37	5.69	1.79

Increase from payment by affiliate	0.00	(a)	—	—	—	—

Total from investment operations	5.20		(2.14)	0.43	5.72	1.94

Net asset value, end of period	$25.71		$20.51	$22.65	$22.22	$16.50

Total return	25.35	%(b)	(9.45%)	1.94%	34.67%	13.32%

Ratios to average net assets(c)

Total gross expenses	1.25%		1.32%	1.30%	1.31%	1.31%

Total net expenses(d)	1.18%		1.18%	1.13%	1.14%	1.19%

Net investment income	0.17%		0.65%	0.25%	0.15%	0.99%

Supplemental data

Net assets, end of period (in thousands)	$5,749		$4,017	$3,845	$3,715	$1,730

Portfolio turnover	60%		48%	83%	69%	60%

Notes to Financial Highlights

(a)	Rounds to zero.

(b)	The Fund received a payment from an affiliate. Had the Fund not received this payment, the total return would have been lower by 0.01%.

(c)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(d)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016	133

COLUMBIA VARIABLE PORTFOLIO FUNDS

FINANCIAL HIGHLIGHTS (continued)

Variable Portfolio – Partners Small Cap Value Fund

	Year Ended December 31,
Class 3	2016		2015	2014	2013	2012
Per share data
Net asset value, beginning of period	$20.64		$22.77	$22.31	$16.55	$14.58

Income from investment operations:

Net investment income	0.06		0.17	0.08	0.05	0.15

Net realized and unrealized gain (loss)	5.21		(2.30)	0.38	5.71	1.82

Increase from payment by affiliate	0.00	(a)	—	—	—	—

Total from investment operations	5.27		(2.13)	0.46	5.76	1.97

Net asset value, end of period	$25.91		$20.64	$22.77	$22.31	$16.55

Total return	25.53	%(b)	(9.36%)	2.06%	34.80%	13.51%

Ratios to average net assets(c)

Total gross expenses	1.13%		1.19%	1.17%	1.18%	1.18%

Total net expenses(d)	1.05%		1.05%	1.01%	1.01%	1.07%

Net investment income	0.29%		0.77%	0.37%	0.28%	0.95%

Supplemental data

Net assets, end of period (in thousands)	$134,434		$129,360	$171,426	$211,018	$200,780

Portfolio turnover	60%		48%	83%	69%	60%

Notes to Financial Highlights

(a)	Rounds to zero.

(b)	The Fund received a payment from an affiliate. Had the Fund not received this payment, the total return would have been lower by 0.01%.

(c)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(d)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

134	Annual Report 2016

COLUMBIA VARIABLE PORTFOLIO FUNDS

FINANCIAL HIGHLIGHTS

Variable Portfolio – Victory Sycamore Established Value Fund

	Year Ended December 31,
Class 1	2016	2015		2014	2013		2012
Per share data
Net asset value, beginning of period	$18.78	$18.73		$16.69	$12.27		$10.48

Income from investment operations:

Net investment income	0.15	0.14		0.19	0.11		0.14

Net realized and unrealized gain (loss)	3.75	(0.09	)(a)	1.85	4.31		1.65

Total from investment operations	3.90	0.05		2.04	4.42		1.79

Net asset value, end of period	$22.68	$18.78		$18.73	$16.69		$12.27

Total return	20.77%	0.27%		12.22%	36.02%		17.08%

Ratios to average net assets(b)

Total gross expenses	0.88%	0.91%		0.90%	0.89	%(c)	0.90%

Total net expenses(d)	0.86%	0.89%		0.89%	0.88	%(c)	0.87%

Net investment income	0.74%	0.71%		1.10%	0.74%		1.18%

Supplemental data

Net assets, end of period (in thousands)	$409,756	$176,428		$814,123	$1,006,504		$951,190

Portfolio turnover	46%	53%		45%	45%		151%

Notes to Financial Highlights

(a)	Calculation of the net gain (loss) per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gain (loss) presented in the Statement of Operations due to the timing of subscriptions and redemptions of Fund shares in relation to fluctuations in the market value of the portfolio.

(b)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(c)	Ratios include line of credit interest expense which is less than 0.01%.

(d)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016	135

COLUMBIA VARIABLE PORTFOLIO FUNDS

FINANCIAL HIGHLIGHTS (continued)

Variable Portfolio – Victory Sycamore Established Value Fund

	Year Ended December 31,
Class 2	2016	2015		2014	2013		2012
Per share data
Net asset value, beginning of period	$18.52	$18.52		$16.55	$12.20		$10.44

Income from investment operations:

Net investment income	0.10	0.12		0.17	0.08		0.12

Net realized and unrealized gain (loss)	3.70	(0.12	)(a)	1.80	4.27		1.64

Total from investment operations	3.80	—		1.97	4.35		1.76

Net asset value, end of period	$22.32	$18.52		$18.52	$16.55		$12.20

Total return	20.52%	0.00	%(b)	11.90%	35.66%		16.86%

Ratios to average net assets(c)

Total gross expenses	1.14%	1.18%		1.15%	1.15	%(d)	1.15%

Total net expenses(e)	1.11%	1.14%		1.15%	1.13	%(d)	1.12%

Net investment income	0.49%	0.63%		0.97%	0.54%		1.00%

Supplemental data

Net assets, end of period (in thousands)	$26,182	$14,431		$9,040	$7,189		$3,690

Portfolio turnover	46%	53%		45%	45%		151%

Notes to Financial Highlights

(a)	Calculation of the net gain (loss) per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gain (loss) presented in the Statement of Operations due to the timing of subscriptions and redemptions of Fund shares in relation to fluctuations in the market value of the portfolio.

(b)	Rounds to zero.

(c)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(d)	Ratios include line of credit interest expense which is less than 0.01%.

(e)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

136	Annual Report 2016

COLUMBIA VARIABLE PORTFOLIO FUNDS

FINANCIAL HIGHLIGHTS (continued)

Variable Portfolio – Victory Sycamore Established Value Fund

	Year Ended December 31,
Class 3	2016	2015		2014	2013		2012
Per share data
Net asset value, beginning of period	$18.66	$18.63		$16.63	$12.24		$10.47

Income from investment operations:

Net investment income	0.12	0.14		0.18	0.09		0.12

Net realized and unrealized gain (loss)	3.73	(0.11	)(a)	1.82	4.30		1.65

Total from investment operations	3.85	0.03		2.00	4.39		1.77

Net asset value, end of period	$22.51	$18.66		$18.63	$16.63		$12.24

Total return	20.63%	0.16%		12.03%	35.87%		16.91%

Ratios to average net assets(b)

Total gross expenses	1.01%	1.05%		1.02%	1.02	%(c)	1.02%

Total net expenses(d)	0.99%	1.02%		1.02%	1.01	%(c)	1.00%

Net investment income	0.61%	0.73%		1.04%	0.64%		1.04%

Supplemental data

Net assets, end of period (in thousands)	$44,076	$27,637		$22,804	$21,928		$16,153

Portfolio turnover	46%	53%		45%	45%		151%

Notes to Financial Highlights

(a)	Calculation of the net gain (loss) per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gain (loss) presented in the Statement of Operations due to the timing of subscriptions and redemptions of Fund shares in relation to fluctuations in the market value of the portfolio.

(b)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(c)	Ratios include line of credit interest expense which is less than 0.01%.

(d)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

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COLUMBIA VARIABLE PORTFOLIO FUNDS

NOTES TO FINANCIAL STATEMENTS

December 31, 2016

Note 1. Organization

Columbia Funds Variable Series Trust II (the Trust) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Information presented in these financial statements pertains to the following series of the Trust (each, a Fund and collectively, the Funds): Columbia Variable Portfolio — Global Bond Fund; Columbia Variable Portfolio — Intermediate Bond Fund; Variable Portfolio — BlackRock Global Inflation-Protected Securities Fund; Variable Portfolio — MFS® Blended Research® Core Equity Fund (formerly known as Variable Portfolio — Sit Dividend Growth Fund); Variable Portfolio — Partners Small Cap Value Fund and Variable Portfolio — Victory Sycamore Established Value Fund (formerly known as Variable Portfolio — Victory Established Value Fund). Reference to shares and shareholders within these financial statements refer to partners’ interests and partners of Funds treated as a partnership for U.S. federal income tax purposes. Effective May 1, 2016, Variable Portfolio — Sit Dividend Growth Fund was renamed Variable Portfolio — MFS® Blended Research® Core Equity Fund and Variable Portfolio — Victory Established Value Fund was renamed Variable Portfolio — Victory Sycamore Established Value Fund.

Each Fund, other than Columbia Variable Portfolio — Global Bond Fund and Variable Portfolio — BlackRock Global Inflation-Protected Securities Fund, is currently classified as a diversified fund. Columbia Variable Portfolio — Global Bond Fund and Variable Portfolio — BlackRock Global Inflation-Protected Securities Fund are currently classified as non-diversified funds.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). Each Fund offers Class 1, Class 2 and Class 3 shares to separate accounts funding variable annuity contracts and variable life insurance policies (collectively, Contracts) issued by affiliated and unaffiliated life insurance companies as well as qualified pension and retirement plans (Qualified Plans) and other qualified institutional investors (Qualified Investors) authorized by Columbia Management Investment Distributors, Inc. (the Distributor). You may not buy (nor will you own) shares of the Funds directly. You may invest by participating in a Qualified Plan or by buying a Contract and making allocations to one or more Funds. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own cost structure and other features.

Note 2. Summary of Significant Accounting Policies

Basis of Preparation

Each Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services — Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements.

Security Valuation

All equity securities are valued at the close of business of the New York Stock Exchange. Equity securities are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.

Debt securities generally are valued by pricing services approved by the Board of Trustees based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques that take into account, as applicable, factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as approved independent broker-dealer quotes. Debt securities for which quotations are not readily available

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COLUMBIA VARIABLE PORTFOLIO FUNDS

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2016

or not believed to be reflective of market value may also be valued based upon a bid quote from an approved independent broker-dealer. Debt securities maturing in 60 days or less are valued primarily at amortized cost value, unless this method results in a valuation that management believes does not approximate market value.

Asset- and mortgage-backed securities are generally valued by pricing services, which utilize pricing models that incorporate the securities’ cash flow and loan performance data. These models also take into account available market data, including trades, market quotations, and benchmark yield curves for identical or similar securities. Factors used to identify similar securities may include, but are not limited to, issuer, collateral type, vintage, prepayment speeds, collateral performance, credit ratings, credit enhancement and expected life. Asset-backed securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quote from an approved independent broker-dealer.

Senior loan securities for which reliable market quotations are readily available are generally valued by pricing services at the average of the bids received.

Foreign equity securities are valued based on the closing price on the foreign exchange in which such securities are primarily traded. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. In those situations, foreign securities will be fair valued pursuant to a policy adopted by the Board of Trustees, including, if available, utilizing a third party pricing service to determine these fair values. The third party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the New York Stock Exchange. The fair value of a security is likely to be different from the quoted or published price, if available.

Investments in open-end investment companies, including money market funds, are valued at their latest net asset value.

Forward foreign currency exchange contracts are marked-to-market based upon foreign currency exchange rates provided by a pricing service.

Futures and options on futures contracts are valued based upon the settlement price at the close of regular trading on their principal exchanges or, in the absence of transactions, at the mean of the latest quoted bid and ask prices.

Option contracts are valued at the mean of the latest quoted bid and asked prices on their primary exchanges. Option contracts, including over-the-counter option contracts, with no readily available market quotations are valued using quotes obtained from independent brokers as of the close of the New York Stock Exchange.

Swap transactions are valued through an independent pricing service or broker, or if neither is available, through an internal model based upon observable inputs.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security.

The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.

GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.

Foreign Currency Transactions and Translations

The values of all assets and liabilities denominated in foreign currencies are generally translated into U.S. dollars at exchange rates determined at the close of regular trading on the New York Stock Exchange. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses)

Annual Report 2016	139

COLUMBIA VARIABLE PORTFOLIO FUNDS

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2016

arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Funds do not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.

Derivative Instruments

Certain Funds invest in certain derivative instruments, as detailed below, to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more securities, currencies, commodities, indices, or other assets or instruments. Derivatives may be used to increase investment flexibility (including to maintain cash reserves while maintaining desired exposure to certain assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligations under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell or terminate, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.

A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform its obligations under the contract. The Fund’s risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty, plus any replacement costs or related amounts. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the clearinghouse or central counterparty (CCP) provides some protection in the case of clearing member default. The clearinghouse or CCP stands between the buyer and the seller of the contract; therefore, additional counterparty credit risk is failure of the clearinghouse or CCP. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker’s customer account. While brokers are required to segregate customer margin from their own assets, in the event that a broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker for all its clients, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s customers (including the Fund), potentially resulting in losses to the Fund.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivatives contract counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting), including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset or netting in bankruptcy, insolvency or other events.

Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the clearinghouse or CCP for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms are contract specific for over-the-counter derivatives. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements

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COLUMBIA VARIABLE PORTFOLIO FUNDS

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2016

are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

Certain ISDA Master Agreements allow counterparties of over-the-counter derivatives transactions to terminate derivatives contracts prior to maturity in the event the Fund’s net asset value declines by a stated percentage over a specified time period or if the Fund fails to meet certain terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty. The Fund also has termination rights if the counterparty fails to meet certain terms of the ISDA Master Agreement. In addition to considering counterparty credit risk, the Fund would consider terminating the derivatives contracts based on whether termination would result in a net liability owed from the counterparty.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.

Forward Foreign Currency Exchange Contracts

Forward foreign currency exchange contracts are over-the-counter agreements between two parties to buy and sell a currency at a set price on a future date. Certain Funds utilized forward foreign currency exchange contracts as detailed below:

Forward Foreign Currency Exchange Contracts	Funds
To hedge the currency exposure associated with some or all of the Fund’s securities	Columbia Variable Portfolio — Global Bond Fund, Columbia Variable Portfolio — Intermediate Bond Fund and Variable Portfolio — BlackRock Global Inflation-Protected Securities Fund

Forward Foreign Currency Exchange Contracts	Funds
To shift foreign currency exposure back to U.S. dollars	Columbia Variable Portfolio — Global Bond Fund, Columbia Variable Portfolio — Intermediate Bond Fund and Variable Portfolio — BlackRock Global Inflation-Protected Securities Fund
To shift investment exposure from one currency to another	Variable Portfolio — BlackRock Global Inflation-Protected Securities Fund
To generate total return through long and short currency positions versus the U.S. dollar	Columbia Variable Portfolio — Global Bond Fund

The values of forward foreign currency exchange contracts fluctuate daily with changes in foreign currency exchange rates. Changes in the value of these contracts are recorded as unrealized appreciation or depreciation until the contract is exercised or has expired. The Fund will realize a gain or loss when the forward foreign currency exchange contract is closed or expires.

The use of forward foreign currency exchange contracts does not eliminate fluctuations in the prices of the Fund’s portfolio securities. The risks of forward foreign currency exchange contracts include movement in the values of the foreign currencies relative to the U.S. dollar (or other foreign currencies) and the possibility that counterparties will not complete their contractual obligations, which may be in excess of the amount reflected, if any, in the Statement of Assets and Liabilities.

Futures Contracts

Futures contracts are exchange traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. Certain Funds bought and sold futures contracts as detailed below:

Futures Contracts	Funds
To manage the duration and yield curve exposure of the Fund versus the benchmark	Columbia Variable Portfolio — Global Bond Fund, Columbia Variable Portfolio — Intermediate Bond Fund and Variable Portfolio — BlackRock Global Inflation-Protected Securities Fund
To manage exposure to movements in interest rates	Columbia Variable Portfolio — Global Bond Fund

Upon entering into futures contracts, the Fund bears risks that it may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.

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Upon entering into futures contracts, the Fund deposits cash or securities with the broker, known as a futures commission merchant (FCM), in an amount sufficient to meet the initial margin requirement. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.

Options Contracts

Options are contracts which entitle the holder to purchase or sell securities or other identified assets at a specified price, or in the case of index option contracts, to receive or pay the difference between the index value and the strike price of the index option contract. Option contracts can be either exchange-traded or over-the-counter. Certain Funds purchased and/or wrote options contracts as detailed below:

Options Contracts	Funds
To hedge portfolio exposures	Columbia Variable Portfolio — Intermediate Bond
To manage exposure to fluctuations in interest rates	Columbia Variable Portfolio — Global Bond Fund
To create various exposures for the Fund, isolate perceived mispricings, and create asymmetric risk profiles; written options may be used to increase the portfolio’s carry	Variable Portfolio — BlackRock Global Inflation-Protected Securities Fund

These instruments may be used for other purposes in future periods. Completion of transactions for option contracts traded in the over-the-counter market depends upon the performance of the other party. Cash collateral may be collected or posted by the Fund to secure certain over-the-counter option contract trades. Cash collateral held or posted by the Fund for such option contract trades must be returned to the broker or the Fund upon closure, exercise or expiration of the contract.

Options contracts purchased are recorded as investments. When the Fund writes an options contract, the premium received is recorded as an asset and an amount equivalent to the premium is recorded as a liability in the Statement of Assets and Liabilities and is subsequently adjusted to reflect the current fair value of the option written. Changes in the fair value of the written option are recorded as unrealized appreciation or depreciation until the contract is exercised or has expired. The Fund will realize a gain or loss when the option contract is closed or expires. When option contracts are exercised, the proceeds on sales for a written call or purchased put option contract, or the purchase cost for a written put or purchased call option contract, is adjusted by the amount of premium received or paid.

For over-the-counter options purchased, the Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by the Fund should the counterparty fail to perform under the contracts. Option contracts written by the Fund do not typically give rise to significant counterparty credit risk, as options written generally obligate the Fund and not the counterparty to perform. The risk in writing a call option contract is that the Fund gives up the opportunity for profit if the market price of the security increases above the strike price and the option contract is exercised. The risk in writing a put option contract is that the Fund may incur a loss if the market price of the security decreases below the strike price and the option contract is exercised. Exercise of a written option could result in the Fund purchasing or selling a security or foreign currency when it otherwise would not, or at a price different from the current market value. In purchasing and writing options, the Fund bears the risk of an unfavorable change in the value of the underlying instrument or the risk that the Fund may not be able to enter into a closing transaction due to an illiquid market.

Inflation Rate Caps and Floors

Variable Portfolio — BlackRock Global Inflation-Protected Securities Fund entered into inflation rate caps and floors to hedge the exposure associated with some or all of the Fund’s securities. These instruments may be used for other purposes in future periods. Inflation rate caps are option agreements whereby one party agrees to make payments to the other, in return for a premium, to the extent that a specified inflation index exceeds a specified rate, or “cap”. Floors are option agreements whereby one party agrees to make payments to the other, in return for a premium, to the extent that a specified inflation index falls below a specified rate, or “floor”. When the Fund purchases (writes) a cap or floor, an amount equal to the premium paid (received) by the Fund is reflected as an asset (liability). The amount of the asset (liability) is subsequently marked-to-market to reflect the current value of the cap or floor. The maximum potential amount of future payments that the Fund would be required to make under an inflation rate cap would be

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December 31, 2016

the notional amount multiplied by the percentage increase in inflation rates determined by the difference between the specified inflation index’s current value and the value at the time the cap was entered into. The maximum potential amount of future payments that the Fund would be required to make under an inflation rate floor would be the notional amount multiplied by the percentage decrease in inflation rates determined by the difference between the specified inflation index’s current value and the value at the time the floor was entered into.

Interest Rate Swaption Contracts

Interest rate swaption contracts entered into by a Fund typically represent an option that gives the purchaser the right, but not the obligation, to enter into an interest rate swap contract on a future date. Each interest rate swaption agreement will specify if the buyer is entitled to receive the fixed or floating rate if the interest rate is exercised. Changes in the value of a purchased interest rate swaption contracts are reported as unrealized appreciation or depreciation on options in the Statement of Assets and Liabilities. Gain or loss is recognized in the Statement of Operations when the interest rate swaption contract is closed or expires.

When the Fund writes an interest rate swaption contract, the premium received is recorded as an asset and an amount equivalent to the premium is recorded as a liability in the Statement of Assets and Liabilities and is subsequently adjusted to reflect the current fair value of the interest rate swaption contract written. Premiums received from writing interest rate swaption contracts that expire unexercised are recorded by the Fund on the expiration date as realized gains from options written in the Statement of Operations. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also recorded as realized gain, or if the premium is less than the amount paid for the closing purchase, as realized loss. These amounts are reflected as net realized gain (loss) on options written in the Statement of Operations.

Certain Funds entered into interest rate swaption contracts as detailed below:

Swaptions Contracts	Funds
To manage exposure to fluctuations in interest rates	Columbia Variable Portfolio — Global Bond Fund, Columbia Variable Portfolio — Intermediate Bond Fund and Variable Portfolio — BlackRock Global Inflation-Protected Securities Fund
To hedge the fair value of other Fund investments	Columbia Variable Portfolio — Intermediate Bond Fund

Contracts and premiums associated with options contracts written for the year ended December 31, 2016 for Columbia Variable Portfolio — Intermediate Bond Fund are as follows:

	Calls		Puts
	Contracts	Premiums ($)	Contracts	Premiums ($)
Balance at December 31, 2015	—	—	—	—
Opened	(30,000,000)	(180,000)	(200,000,000)	(1,346,250)
Closed	30,000,000	180,000	—	—
Expired	—	—	50,000,000	416,250

Balance at December 31, 2016	—	—	(150,000,000)	(930,000)

Contracts and premiums associated with options contracts written for the year ended December 31, 2016 for Variable Portfolio — BlackRock Global Inflation-Protected Securities Fund are as follows:

	Calls		Puts
	Contracts	Premiums ($)	Contracts	Premiums ($)
Balance at December 31, 2015	(33,895,000)	(326,589)	(22,780,000)	(287,306)
Opened	(75,785,269)	(645,578)	(60,990,590)	(742,895)
Closed	82,015,185	715,227	56,380,479	712,004
Expired	21,965,084	228,670	17,770,000	207,723

Balance at December 31, 2016	(5,700,000)	(28,270)	(9,620,111)	(110,474)

Swap Contracts

Swap contracts are negotiated in the over-the-counter market and may be entered into as a bilateral contract or centrally cleared (centrally cleared swap contract). In a centrally cleared swap contract, immediately following execution of the swap contract with a broker, the swap contract is novated to a central counterparty (the CCP) and the CCP becomes the Fund’s counterparty to the centrally cleared swap contract. The Fund is required to deposit initial margin with the futures commission merchant (FCM), which pledges it through to the CCP in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap contract. Securities deposited as initial margin are designated in the Portfolio of Investments and cash deposited is recorded in the Statement of Assets and Liabilities as margin deposits. Unlike a bilateral swap contract, for centrally cleared swap contracts, the Fund has minimal credit exposure to the FCM because the CCP stands between the Fund and the relevant buyer/seller on the other side of the contract. Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). The daily change

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December 31, 2016

in valuation of centrally cleared swap contracts, if any, is recorded as a receivable or payable for variation margin in the Statement of Assets and Liabilities.

Entering into these contracts involves, to varying degrees, elements of interest, liquidity and counterparty credit risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there may be unfavorable changes in interest rates, market conditions or other conditions, it may be difficult to initiate a swap transaction or liquidate a position at an advantageous time or price which may result in significant losses, and that the FCM or CCP may not fulfill its obligation under the contract.

Credit Default Swap Contracts

Certain Funds entered into credit default swap contracts as detailed below:

Credit Default Swap Contracts	Funds
To manage credit risk exposure	Columbia Variable Portfolio — Intermediate Bond Fund
To increase or decrease its credit exposure to an index	Columbia Variable Portfolio — Global Bond Fund and Columbia Variable Portfolio — Intermediate Bond Fund
To increase or decrease its credit exposure to a single issuer of debt securities	Columbia Variable Portfolio — Global Bond Fund and Columbia Variable Portfolio — Intermediate Bond Fund
To hedge the Fund’s exposure on a debt security that it owns or in lieu of selling such debt security	Columbia Variable Portfolio — Intermediate Bond Fund

These instruments may be used for other purposes in future periods. Credit default swap contracts are agreements in which one party pays fixed periodic payments to a counterparty in consideration for a guarantee from the counterparty to make a specific payment should a specified credit event(s) take place. Although specified credit events are contract specific, credit events are generally defined as bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium.

As the purchaser of a credit default swap contract, the Fund purchases protection by paying a periodic interest rate on the notional amount to the counterparty. The interest amount is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as a realized loss upon payment. If a credit event as specified in the contract occurs, the Fund may have the option either to deliver the reference obligation to the seller in exchange for a cash payment of its par amount, or to receive a net cash settlement equal to the par amount less an agreed-upon value of the reference obligation as of the date of the credit event. The difference between the value of the obligation or cash delivered and the notional amount received will be recorded as a realized gain (loss).

As the seller of a credit default swap contract, the Fund sells protection to a buyer and will generally receive a periodic interest rate on a notional amount. The interest amount is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as a realized gain upon receipt of the payment. If a credit event as specified in the contract with the counterparty occurs, the Fund may either be required to accept the reference obligation from the buyer in exchange for a cash payment of its notional amount, or to pay the buyer a net cash settlement equal to the notional amount less an agreed-upon value of the reference obligation (recovery value) as of the date of the credit event. The difference between the value of the obligation or cash received and the notional amount paid will be recorded as a realized gain (loss). The maximum potential amount of undiscounted future payments the Fund could be required to make as the seller of protection under a credit default swap contract is equal to the notional amount of the reference obligation. These potential amounts may be partially offset by any recovery values of the respective reference obligations or premiums received upon entering into the agreement. The notional amounts and market values of all credit default swap contracts in which the Fund is the seller of protection, if any, are disclosed in the Credit Default Swap Contracts Outstanding schedule following the Portfolio of Investments. These potential amounts may be partially offset by any recovery values of the respective reference obligations or premiums received upon entering into the agreement.

As a protection seller, the Fund bears the risk of loss from the credit events specified in the contract with the counterparty. For credit default swap contracts on credit indices, quoted market prices and resulting market values serve as an indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the reference entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the contract.

Any premium paid or received by the Fund upon entering into a credit default swap contract is recorded as an asset or liability, respectively, and amortized daily as a component of realized gain (loss) in the Statement of

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Operations. Credit default swap contracts are valued daily, and the change in value is recorded as unrealized appreciation (depreciation) until the termination of the swap, at which time a realized gain (loss) is recorded.

Credit default swap contracts can involve greater risks than if a fund had invested in the reference obligation directly since, in addition to general market risks, credit default swaps are subject to counterparty credit risk, leverage risk, hedging risk, correlation risk and liquidity risk.

Interest Rate Swap Contracts

Certain Funds entered into interest rate swap contracts as detailed below:

Interest Rate Swap Contracts	Funds
To gain exposure or to protect itself from market rate change	Columbia Variable Portfolio — Intermediate Bond Fund
To manage the duration and yield curve exposure of the Fund versus the benchmark	Columbia Variable Portfolio — Global Bond Fund
To express breakeven strategies or enhance yields of already existing positions	Variable Portfolio — BlackRock Global Inflation-Protected Securities Fund
To hedge portfolio risk associated with some or all of the Fund’s securities	Columbia Variable Portfolio — Intermediate Bond Fund and Variable Portfolio — BlackRock Global Inflation-Protected Securities Fund
To manage exposure to fluctuations in interest rates	Columbia Variable Portfolio — Global Bond Fund

These instruments may be used for other purposes in future periods. An interest rate swap is an agreement between two parties where there are two flows and payments are made between the two counterparties and the payments are dependent upon changes in an interest rate, inflation rate or inflation index calculated on a nominal amount. Interest rate swaps are agreements between two parties that involve the exchange of one type of interest rate for another type of interest rate cash flow on specified dates in the future, based on a predetermined, specified notional amount. Certain interest rate swaps are considered forward-starting, whereby the accrual for the exchange of cash flows does not begin until a specified date in the future. The net cash flow for a standard interest rate swap transaction is generally the difference between a floating market interest rate versus a fixed interest rate.

Interest rate swaps are valued daily and unrealized appreciation (depreciation) is recorded. Certain interest rate swaps may accrue periodic interest on a daily basis as a component of unrealized appreciation (depreciation); the Fund will realize a gain or loss upon the payment or receipt of accrued interest. The Fund will realize a gain or a loss when the interest rate swap is terminated.

Effects of Derivative Transactions in the Financial Statements

The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Funds, including: the fair value of derivatives by risk category and the location of those fair values in the Statements of Assets and Liabilities; and the impact of derivative transactions over the period in the Statements of Operations, including realized gains or losses and unrealized gains or losses. The derivative schedules following the Portfolios of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.

Columbia Variable Portfolio — Global Bond Fund

The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at December 31, 2016:

	Asset Derivatives
Risk Exposure Category	Statement of Assets and Liabilities Location	Fair Value ($)
Credit risk	Premiums paid on outstanding swap contracts	283,385
Foreign exchange risk	Unrealized appreciation on forward foreign currency exchange contracts	2,384,167
Interest rate risk	Net assets — unrealized appreciation on futures contracts	781,018	*
Interest rate risk	Net assets — unrealized appreciation on swap contracts	32,977	*
Total		3,481,547

	Liability Derivatives
Risk Exposure Category	Statement of Assets and Liabilities Location	Fair Value ($)
Credit risk	Net assets — unrealized depreciation on swap contracts	615,063	*
Foreign exchange risk	Unrealized depreciation on forward foreign currency exchange contracts	5,500,272
Interest rate risk	Net assets — unrealized depreciation on futures contracts	779,281	*
Interest rate risk	Net assets — unrealized depreciation on swap contracts	1,233,452	*
Total		8,128,068

*	Includes cumulative appreciation (depreciation) as reported in the tables following the Portfolio of Investments. Only the current day’s variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.

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December 31, 2016

The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the year ended December 31, 2016:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Risk Exposure Category	Forward Foreign Currency Exchange Contracts ($)	Futures Contracts ($)	Options Contracts Purchased ($)	Swap Contracts ($)	Total ($)
Credit risk	—	—	—	(603,994)	(603,994)

Foreign exchange risk	(4,932,026)	—	—	—	(4,932,026)

Interest rate risk	—	1,077,192	(377,636)	(3,418,255)	(2,718,699)

Total	(4,932,026)	1,077,192	(377,636)	(4,022,249)	(8,254,719)

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Risk Exposure Category	Forward Foreign Currency Exchange Contracts ($)	Futures Contracts ($)	Options Contracts Purchased ($)	Swap Contracts ($)	Total ($)
Credit risk	—	—	—	(817,176)	(817,176)

Foreign exchange risk	(1,638,961)	—	—	—	(1,638,961)

Interest rate risk	—	213,121	46,970	(1,366,515)	(1,106,424)

Total	(1,638,961)	213,121	46,970	(2,183,691)	(3,562,561)

The following table provides a summary of the average outstanding volume by derivative instrument for the year ended December 31, 2016:

Derivative Instrument	Average Notional Amounts ($)*
Futures contracts — Long	64,771,189
Futures contracts — Short	84,065,212
Credit default swap contracts — buy protection	37,120,493
Credit default swap contracts — sell protection	17,937,500

Derivative Instrument	Average Market Value ($)*
Options contracts — Purchased	12,798

Derivative Instrument	Average Unrealized Appreciation ($)*	Average Unrealized Depreciation ($)*
Forward foreign currency exchange contracts	2,745,131	(3,071,518)
Interest rate swap contracts	182,042	(1,180,836)

*	Based on the ending quarterly outstanding amounts for the year ended December 31, 2016.

Columbia Variable Portfolio — Intermediate Bond Fund

The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at December 31, 2016:

	Asset Derivatives
Risk Exposure Category	Statement of Assets and Liabilities Location	Fair Value ($)
Credit risk	Net assets — unrealized appreciation on swap contracts	19,231,001	*
Credit risk	Premiums paid on outstanding swap contracts	20,499,354
Interest rate risk	Net assets — unrealized appreciation on futures contracts	2,554,430	*
Interest rate risk	Investments, at value — options purchased	6,936,232
Total		49,221,017

	Liability Derivatives
Risk Exposure Category	Statement of Assets and Liabilities Location	Fair Value ($)
Credit risk	Net assets — unrealized depreciation on swap contracts	9,645,244	*
Credit risk	Premiums received on outstanding swap contracts	33,392,812
Foreign exchange risk	Unrealized depreciation on forward foreign currency exchange contracts	13,944
Interest rate risk	Net assets — unrealized depreciation on futures contracts	3,001,789	*
Interest rate risk	Options contracts written, at value	693,705
Total		46,747,494

*	Includes cumulative appreciation (depreciation) as reported in the tables following the Portfolio of Investments. Only the current day’s variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.

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December 31, 2016

The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the year ended December 31, 2016:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Risk Exposure Category	Forward Foreign Currency Exchange Contracts ($)	Futures Contracts ($)	Options Contracts Written ($)	Options Contracts Purchased ($)	Swap Contracts ($)	Total ($)
Credit risk	—	—	—	—	(53,598,782)	(53,598,782)

Foreign exchange risk	170,448	—	—	—	—	170,448

Interest rate risk	—	(4,968,096)	453,150	895,000	(2,005,840)	(5,625,786)

Total	170,448	(4,968,096)	453,150	895,000	(55,604,622)	(59,054,120)

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Risk Exposure Category	Forward Foreign Currency Exchange Contracts ($)	Futures Contracts ($)	Options Contracts Written ($)	Options Contracts Purchased ($)	Swap Contracts ($)	Total ($)
Credit risk	—	—	—	—	11,993,256	11,993,256

Foreign exchange risk	(13,944)	—	—	—	—	(13,944)

Interest rate risk	—	(4,921)	236,295	4,479,099	47,181	4,757,654

Total	(13,944)	(4,921)	236,295	4,479,099	12,040,437	16,736,966

The following table provides a summary of the average outstanding volume by derivative instrument for the year ended December 31, 2016:

Derivative Instrument	Average Notional Amounts ($)*
Futures contracts — Long	746,923,448
Futures contracts — Short	376,151,231
Credit default swap contracts — buy protection	1,435,907,608
Credit default swap contracts — sell protection	681,774,920

Derivative Instrument	Average Market Value ($)*
Options contracts — Purchased	2,403,409
Options contracts — Written	(173,793)

Derivative Instrument	Average Unrealized Appreciation ($)*	Average Unrealized Depreciation ($)*
Forward foreign currency exchange contracts	33,373	(3,486)
Interest rate swap contracts	—	(462,894)

*	Based on the ending quarterly outstanding amounts for the year ended December 31, 2016.

Variable Portfolio — BlackRock Global Inflation-Protected Securities Fund

The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at December 31, 2016:

	Asset Derivatives
Risk Exposure Category	Statement of Assets and Liabilities Location	Fair Value ($)
Foreign exchange risk	Unrealized appreciation on forward foreign currency exchange contracts	1,916,809
Foreign exchange risk	Investments, at value — Options purchased	45,625
Interest rate risk	Net assets — unrealized appreciation on futures contracts	231,232	*
Interest rate risk	Investments, at value — Options purchased	259,064
Interest rate risk	Net assets — unrealized appreciation on swap contracts	416,898	*
Total		2,869,628

	Liability Derivatives
Risk Exposure Category	Statement of Assets and Liabilities Location	Fair Value ($)
Foreign exchange risk	Unrealized depreciation on forward foreign currency exchange contracts	746,470
Foreign exchange risk	Options contracts written, at value	44,399
Interest rate risk	Net assets — unrealized depreciation on futures contracts	244,172	*
Interest rate risk	Options contracts written, at value	67,852
Interest rate risk	Net assets — unrealized depreciation on swap contracts	591,034	*
Total		1,693,927

*	Includes cumulative appreciation (depreciation) as reported in the tables following the Portfolio of Investments. Only the current day’s variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.

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NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2016

The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the year ended December 31, 2016:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Risk Exposure Category	Forward Foreign Currency Exchange Contracts ($)	Futures Contracts ($)	Options Contracts Written ($)	Options Contracts Purchased ($)	Swap Contracts ($)	Total ($)
Foreign exchange risk	4,428,887	—	758,719	(892,257)	—	4,295,349

Interest rate risk	—	309,577	42,029	(307,209)	(215,253)	(170,856)

Total	4,428,887	309,577	800,748	(1,199,466)	(215,253)	4,124,493

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Risk Exposure Category	Forward Foreign Currency Exchange Contracts ($)	Futures Contracts ($)	Options Contracts Written ($)	Options Contracts Purchased ($)	Swap Contracts ($)	Total ($)
Foreign exchange risk	1,333,459	—	4,478	(62,322)	—	1,275,615

Interest rate risk	—	66,604	(153,069)	142,208	649,561	705,304

Total	1,333,459	66,604	(148,591)	79,886	649,561	1,980,919

The following table provides a summary of the average outstanding volume by derivative instrument for the year ended December 31, 2016:

Derivative Instrument	Average Notional Amounts ($)*
Futures contracts — Long	45,037,652
Futures contracts — Short	29,460,467

Derivative Instrument	Average Market Value ($)*
Options contracts — Purchased	533,956
Options contracts — Written	(287,970)

Derivative Instrument	Average Unrealized Appreciation ($)*	Average Unrealized Depreciation ($)*
Forward foreign currency exchange contracts	1,756,305	(1,925,988)
Interest rate swap contracts	187,494	(854,811)

*	Based on the ending quarterly outstanding amounts for the year ended December 31, 2016.

Investments in Senior Loans

Certain Funds may invest in senior loan assignments. When the Fund purchases an assignment of a senior loan, the Fund typically has direct rights against the borrower; provided, however, that the Fund’s rights may be more limited than the lender from which it acquired the assignment and the Fund may be able to enforce its rights only through an administrative agent. Although certain senior loan assignments are secured by collateral, the Fund could experience delays or limitations in realizing such collateral or have its interest subordinated to other indebtedness of the obligor. In the event that the administrator or collateral agent of a loan becomes insolvent, enters into receivership or bankruptcy, the Fund may incur costs and delays in realizing payment or may suffer a loss of principal and/or interest. The risk of loss is greater for unsecured or subordinated loans. In addition, senior loan assignments are vulnerable to market, economic or other conditions or events that may reduce the demand for senior loan assignments and certain senior loan assignments which were liquid, when purchased, may become illiquid.

The Fund may enter into senior loan assignments where all or a portion of the loan may be unfunded. The Fund is obligated to fund these commitments at the borrower’s discretion. These commitments are generally traded and priced in the same manner as other senior loan securities and are disclosed as unfunded senior loan commitments in the Fund’s Portfolio of Investments with a corresponding payable for investments purchased. The Fund designates cash or liquid securities to cover these commitments.

Asset- and Mortgage-Backed Securities

Certain Funds may invest in asset-backed and mortgage-backed securities. The maturity dates shown represent the original maturity of the underlying obligation. Actual maturity may vary based upon prepayment activity on these obligations. All, or a portion, of the obligation may be prepaid at any time because the underlying asset may be prepaid. As a result, decreasing market interest rates could result in an increased level of prepayment. An increased prepayment rate will have the effect of shortening the maturity of the security. Unless otherwise noted, the coupon rates presented are fixed rates.

Delayed Delivery Securities

Certain Funds may trade securities on other than normal settlement terms, including securities purchased or sold on a “when-issued” basis. This may increase risk to the

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NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2016

Fund since the other party to the transaction may fail to deliver, which could cause the Fund to subsequently invest at less advantageous prices. The Fund designates cash or liquid securities in an amount equal to the delayed delivery commitment.

To be Announced Securities

Certain Funds may trade securities on a To Be Announced (TBA) basis. As with other delayed-delivery transactions, a seller agrees to issue a TBA security at a future date. However, the seller does not specify the particular securities to be delivered. Instead, the Fund agrees to accept any security that meets specified terms.

In some cases, Master Securities Forward Transaction Agreements (MSFTAs) may be used to govern transactions of certain forward-settling agency mortgage-backed securities, such as delayed-delivery and TBAs, between the Fund and counterparty. The MSFTA maintains provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral relating to such transactions.

Mortgage Dollar Roll Transactions

Certain Funds may enter into mortgage “dollar rolls” in which the Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar but not identical securities (same type, coupon and maturity) on a specified future date. During the roll period, the Fund loses the right to receive principal and interest paid on the securities sold. However, the Fund will benefit because it receives negotiated amounts in the form of reductions of the purchase price for the future purchase plus the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. The Fund records the incremental difference between the forward purchase and sale of each forward roll as a realized gain or loss. Unless any realized gains exceed the income, capital appreciation, and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique will diminish the investment performance of the Fund compared to what the performance would have been without the use of mortgage dollar rolls. All cash proceeds will be invested in instruments that are permissible investments for the Fund. The Fund identifies cash or liquid securities in an amount equal to the forward purchase price.

For financial reporting and tax purposes, the Fund treats “to be announced” mortgage dollar rolls as two separate transactions, one involving the purchase of a security and a separate transaction involving a sale. These transactions may increase the Fund’s portfolio turnover rate. The Fund does not currently enter into mortgage dollar rolls that are accounted for as financing transactions.

Mortgage dollar rolls involve the risk that the market value of the securities the Fund is obligated to repurchase may decline below the repurchase price, or that the counterparty may default on its obligations.

Treasury Inflation Protected Securities

Certain Funds may invest in treasury inflation protected securities (TIPS). The principal amount of TIPS is adjusted periodically and is increased for inflation or decreased for deflation based on a monthly published index. These adjustments are recorded as interest income in the Statement of Operations. Coupon payments are based on the adjusted principal at the time the interest is paid.

Interest Only and Principal Only Securities

Certain Funds may invest in Interest Only (IO) or Principal Only (PO) securities. IOs are stripped securities entitled to receive all of the security’s interest, but none of its principal. IOs are particularly sensitive to changes in interest rates and therefore subject to greater fluctuations in price than typical interest bearing debt securities. IOs are also subject to credit risk because the Fund may not receive all or part of the interest payments if the issuer, obligor, guarantor or counterparty defaults on its obligation. Payments received for IOs are included in interest income on the Statement of Operations. Because no principal will be received at the maturity of an IO, adjustments are made to the cost of the security on a monthly basis until maturity. These adjustments are included in interest income on the Statement of Operations. POs are stripped securities entitled to receive the principal from the underlying obligation, but not the interest. POs are particularly sensitive to changes in interest rates and therefore are subject to fluctuations in price. POs are also subject to credit risk because the Fund may not receive all or part of its principal if the issuer, obligor, guarantor or counterparty defaults on its obligation. The Fund may also invest in IO or PO stripped mortgage-backed securities. Payments received for POs are treated as reductions to the cost and par value of the securities.

Annual Report 2016	149

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NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2016

Offsetting of Assets and Liabilities

The following table presents the Fund’s gross and net amount of assets and liabilities available for offset under netting arrangements as well as any related collateral received or pledged by the Fund as of December 31, 2016:

Columbia Variable Portfolio – Global Bond Fund
	Barclays ($)	BNP Paribas ($)	Citi ($)	Credit Suisse ($)	HSBC ($)	Morgan Stanley ($)(a)	Morgan Stanley ($)(a)	Standard Chartered ($)	State Street ($)	UBS ($)	Total ($)
Assets
Centrally cleared credit default swap contracts(b)	—	—	—	—	—	—	1,171	—	—	—	1,171
Centrally cleared interest rate swap contracts(b)	—	—	—	—	—	—	32,232	—	—	—	32,232
Forward foreign currency exchange contracts	75,754	491,212	857,057	99,849	151,671	—	—	106,408	478,846	123,370	2,384,167
OTC credit default swap contracts(c)	277,507	—	—	—	—	—	—	—	—	—	277,507
Total Assets	353,261	491,212	857,057	99,849	151,671	—	33,403	106,408	478,846	123,370	2,695,077
Liabilities
Centrally cleared credit default swap contracts(b)	—	—	—	—	—	—	50,593	—	—	—	50,593
Centrally cleared interest rate swap contracts(b)	—	—	—	—	—	—	70,614	—	—	—	70,614
Forward foreign currency exchange contracts	—	522,579	767,735	687,384	2,864,051	2,847	—	144,931	510,745	—	5,500,272
Total Liabilities	—	522,579	767,735	687,384	2,864,051	2,847	121,207	144,931	510,745	—	5,621,479
Total Financial and Derivative Net Assets	353,261	(31,367)	89,322	(587,535)	(2,712,380)	(2,847)	(87,804)	(38,523)	(31,899)	123,370	(2,926,402)
Total collateral received (pledged)(d)	124,110	—	—	—	—	—	—	—	—	—	124,110
Net Amount(e)	229,151	(31,367)	89,322	(587,535)	(2,712,380)	(2,847)	(87,804)	(38,523)	(31,899)	123,370	(3,050,512)

(a)	Exposure can only be netted across transactions governed under the same master agreement with the same legal entity.

(b)	Centrally cleared swaps are included within payable/receivable for variation margin on the Statement of Assets and Liabilities.

(c)	Over-the-Counter Swap Contracts are presented at market value plus periodic payments receivable (payable), which is comprised of unrealized appreciation, unrealized depreciation, premiums paid and premiums received.

(d)	In some instances, the actual collateral received and/or pledged may be more than the amount shown due to overcollateralization.

(e)	Represents the net amount due from/(to) counterparties in the event of default.

Columbia Variable Portfolio – Intermediate Bond Fund
	Barclays ($)	Citi ($)	Credit Suisse ($)	Goldman Sachs International ($)	JPMorgan ($)(a)	JPMorgan ($)(a)	Morgan Stanley ($)(a)	Morgan Stanley ($)(a)	Royal Bank of Scotland ($)	Total ($)
Assets
Centrally cleared credit default swap contracts(b)	—	—	—	—	—	—	—	455,956	—	455,956
Options purchased puts	—	6,770,295	—	—	—	—	—	—	165,937	6,936,232
OTC credit default swap contracts(c)	623,312	7,149,018	312,540	1,123,584	7,731,181	—	1,653,756	—	—	18,593,391
Total Assets	623,312	13,919,313	312,540	1,123,584	7,731,181	—	1,653,756	455,956	165,937	25,985,589

150	Annual Report 2016

COLUMBIA VARIABLE PORTFOLIO FUNDS

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2016

Columbia Variable Portfolio – Intermediate Bond Fund (continued)
	Barclays ($)	Citi ($)	Credit Suisse ($)	Goldman Sachs International ($)	JPMorgan ($)(a)	JPMorgan ($)(a)	Morgan Stanley ($)(a)	Morgan Stanley ($)(a)	Royal Bank of Scotland ($)	Total ($)
Liabilities
Centrally cleared credit default swap contracts(b)	—	—	—	—	—	—	—	246,118	—	246,118
Forward foreign currency exchange contracts	13,944	—	—	—	—	—	—	—	—	13,944
Options contracts written	—	391,390	—	—	—	—	302,315	—	—	693,705
OTC credit default swap contracts(c)	2,469,185	1,826,658	1,720,945	5,069,325	1,366,789	284,000	6,562,524	—	—	19,299,426
Total Liabilities	2,483,129	2,218,048	1,720,945	5,069,325	1,366,789	284,000	6,864,839	246,118	—	20,253,193
Total Financial and Derivative Net Assets	(1,859,817)	11,701,265	(1,408,405)	(3,945,741)	6,364,392	(284,000)	(5,211,083)	209,838	165,937	5,732,386
Total collateral received (pledged)(d)	(1,859,817)	11,701,265	(1,408,405)	(3,945,741)	6,364,392	(284,000)	(5,211,083)	—	—	5,356,611
Net Amount(e)	—	—	—	—	—	—	—	209,838	165,937	375,775

(a)	Exposure can only be netted across transactions governed under the same master agreement with the same legal entity.

(b)	Centrally cleared swaps are included within payable/receivable for variation margin on the Statement of Assets and Liabilities.

(c)	Over-the-Counter Swap Contracts are presented at market value plus periodic payments receivable (payable), which is comprised of unrealized appreciation, unrealized depreciation, premiums paid and premiums received.

(d)	In some instances, the actual collateral received and/or pledged may be more than the amount shown due to overcollateralization.

(e)	Represents the net amount due from/(to) counterparties in the event of default.

Variable Portfolio – BlackRock Global Inflation-Protected Securities Fund
	Citi ($)	Deutsche Bank ($)	Goldman Sachs ($)	UBS ($)	Total ($)
Assets
Forward foreign currency exchange contracts	210,449	1,706,360	—	—	1,916,809
Options purchased calls	—	91,000	—	—	91,000
Options purchased puts	—	150,689	—	63,000	213,689
OTC interest rate swap contracts(a)	—	223,462	—	—	223,462
Total Assets	210,449	2,171,511	—	63,000	2,444,960
Liabilities
Centrally cleared interest rate swap contracts(b)	—	—	32,195	—	32,195
Forward foreign currency exchange contracts	128,553	617,917	—	—	746,470
Options contracts written	—	100,110	—	12,141	112,251
OTC interest rate swap contracts(a)	—	551,079	—	—	551,079
Total Liabilities	128,553	1,269,106	32,195	12,141	1,441,995
Total Financial and Derivative Net Assets	81,896	902,405	(32,195)	50,859	1,002,965
Total collateral received (pledged)(c)	—	—	(32,195)	—	(32,195)
Net Amount(d)	81,896	902,405	—	50,859	1,035,160

(a)	Over-the-Counter Swap Contracts are presented at market value plus periodic payments receivable (payable), which is comprised of unrealized appreciation, unrealized depreciation, premiums paid and premiums received.

(b)	Centrally cleared swaps are included within payable/receivable for variation margin on the Statement of Assets and Liabilities.

(c)	In some instances, the actual collateral received and/or pledged may be more than the amount shown due to overcollateralization.

(d)	Represents the net amount due from/(to) counterparties in the event of default.

Annual Report 2016	151

COLUMBIA VARIABLE PORTFOLIO FUNDS

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2016

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Trade date for senior loans purchased in the primary market is the date on which the loan is allocated. Trade date for senior loans purchased in the secondary market is the date on which the transaction is entered into.

Income Recognition

Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted. The Fund classifies gains and losses realized on prepayments received on mortgage-backed securities as adjustments to interest income.

Certain Funds may place a debt security on non-accrual status and reduce related interest income when it becomes probable that the interest will not be collected and the amount of uncollectible interest can be reasonably estimated. A defaulted debt security is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured.

Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.

Certain Funds may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds, other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information on the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by the Fund’s management. Management’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.

Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.

The value of additional securities received as an income payment is recorded as income and increases the cost basis of such securities.

Certain Funds may receive other income from senior loans, including amendment fees, consent fees and commitment fees. These fees are recorded as income when received by the Fund. These amounts are included in Interest Income in the Statement of Operations.

Expenses

General expenses of the Trust are allocated to the Funds and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to a Fund are charged to that Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses which are charged directly to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of a Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

For federal income tax purposes, each Fund is treated as a separate entity.

Variable Portfolio — MFS® Blended Research® Core Equity Fund, Variable Portfolio — Partners Small Cap Value Fund and Variable Portfolio — Victory Sycamore Established Value Fund are treated as partnerships for federal income tax purposes, and these Funds do not expect to make regular distributions. These Funds will not be subject to federal income tax, and therefore, there are no provisions for federal income taxes. The partners of these Funds are subject to tax on their distributive share of each Fund’s income and loss. The components of each Fund’s net assets are reported at the partner level for federal income tax purposes, and therefore, are not presented in the Statement of Assets and Liabilities.

Columbia Variable Portfolio — Global Bond Fund, Columbia Variable Portfolio — Intermediate Bond Fund

152	Annual Report 2016

COLUMBIA VARIABLE PORTFOLIO FUNDS

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2016

and Variable Portfolio — BlackRock Global Inflation-Protected Securities Fund intend to qualify each year as separate “regulated investment companies” under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of their taxable income for their tax year, and as such will not be subject to federal income taxes. In addition, because the Funds meet the exception under Internal Revenue Code Section 4982(f), the Funds expect not to be subject to federal excise tax. Therefore, no federal income or excise tax provisions are recorded.

Foreign Taxes

The Funds may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.

Distributions to Subaccounts

Distributions to the subaccounts of Contracts, Qualified Plans and Qualified Investors are recorded at the close of business on the record date and are payable on the first business day following the record date. Dividends from net investment income, if any, are declared and distributed quarterly, when available, for Columbia Variable Portfolio — Global Bond Fund. Dividends from net investment income, if any, are declared and distributed annually, when available, for Columbia Variable Portfolio — Intermediate Bond Fund and Variable Portfolio — BlackRock Global Inflation-Protected Securities Fund. Capital gain distributions, when available, will be made annually. However, an additional capital gain distribution may be made during the fiscal year in order to comply with the Internal Revenue Code, as applicable to registered investment companies. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. All dividends and distributions are reinvested in additional shares of the applicable share class of each Fund at the net asset value as of the ex-dividend date of the distribution.

Guarantees and Indemnifications

Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Funds’ contracts with their service providers contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Funds cannot be determined, and the Funds have no historical basis for predicting the likelihood of any such claims.

Investment Company Reporting Modernization

In October 2016, the U.S. Securities and Exchange Commission adopted new rules and forms, and amendments to certain current rules and forms, to modernize reporting and disclosure of information by registered investment companies. The amendments to Regulation S-X will require standardized, enhanced disclosure about derivatives in investment company financial statements, and will also change the rules governing the form and content of such financial statements. The amendments to Regulation S-X take effect on August 1, 2017. At this time, management is assessing the anticipated impact of these regulatory developments.

Note 3. Fees and Other Transactions With Affiliates

Management Services Fees

Effective May 1, 2016, each Fund entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides each Fund with investment research and advice, as well as administrative and accounting services. The Investment Manager is responsible for the ultimate oversight of investments made by each Fund. Certain Funds, as described below, have entered into Subadvisory Agreements such that day-to-day portfolio management of the Funds is provided by the Funds’ subadvisers. See Subadvisory Agreements below. The management services fee is an annual fee that is equal to a percentage of each Fund’s average daily net assets that declines as each Fund’s net assets increase. Prior to May 1, 2016, each Fund paid the Investment Manager an annual fee for advisory services under an Investment

Annual Report 2016	153

COLUMBIA VARIABLE PORTFOLIO FUNDS

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2016

Management Services Agreement and a separate annual fee for administrative and accounting services under an Administrative Services Agreement.

The fee rate range and effective management services fee rate for each Fund as a percentage of each Fund’s average daily net assets for the year ended December 31, 2016 (reflecting all advisory and administrative services fees paid to the Investment Manager), were as follows:

	High (%)	Low (%)	Effective Management Services Fee (%)
Columbia Variable Portfolio — Global Bond Fund	0.65	0.52	0.65

Columbia Variable Portfolio — Intermediate Bond Fund	0.50	0.34	0.47

Variable Portfolio — BlackRock Global Inflation-Protected Securities Fund	0.51	0.29	0.51

Variable Portfolio — MFS® Blended Research® Core Equity Fund	0.77	0.57	0.72

Variable Portfolio — Partners Small Cap Value Fund	0.87	0.75	0.94

Variable Portfolio — Victory Sycamore Established Value Fund	0.77	0.57	0.80

For the period from January 1, 2016 through April 30, 2016, the investment advisory services fee paid to the Investment Manager and the administrative services fee paid to the Investment Manager were as follows:

Fund	Investment advisory services fee ($)	Administrative services fee ($)
Columbia Variable Portfolio — Global Bond Fund	345,265	48,458

Columbia Variable Portfolio — Intermediate Bond Fund	7,072,003	986,459

Variable Portfolio — BlackRock Global Inflation-Protected Securities Fund	200,475	31,894

Variable Portfolio — MFS® Blended Research® Core Equity Fund	3,904,063	302,607

Variable Portfolio — Partners Small Cap Value Fund	3,343,746	277,140

Variable Portfolio — Victory Sycamore Established Value Fund	565,842	43,525

For Variable Portfolio — MFS® Blended Research® Core Equity Fund, prior to May 1, 2016, the investment management fee was an annual fee that was equal to a percentage of the Fund’s average daily net assets that declined from 0.73% to 0.60% as the Fund’s net assets increased. The administration fee was an annual fee that was equal to a percentage of the Fund’s average daily net assets that declined from 0.06% to 0.03% as the Fund’s net assets increased.

For Variable Portfolio — Partners Small Cap Value Fund, prior to July 1, 2016, the management services fee was an annual fee that was equal to a percentage of the Fund’s average daily net assets that declined from 1.05% to 0.92% as the Fund’s net assets increased. Prior to May 1, 2016, the investment management fee was an annual fee that was equal to a percentage of the Fund’s average daily net assets that declined from 0.97% to 0.87% as the Fund’s net assets increased. The administration fee was an annual fee that was equal to a percentage of the Fund’s average daily net assets that declined from 0.08% to 0.05% as the Fund’s net assets increased.

For Variable Portfolio — Victory Sycamore Established Value Fund, prior to July 1, 2016, the management services fee was an annual fee that was equal to a percentage of the Fund’s average daily net assets that declined from 0.84% to 0.68% as the Fund’s net assets increased. Prior to May 1, 2016, the investment management fee was an annual fee that was equal to a percentage of the Fund’s average daily net assets that declined from 0.78% to 0.65% as the Fund’s net assets increased. The administration fee was an annual fee that was equal to a percentage of the Fund’s average daily net assets that declined from 0.06% to 0.03% as the Fund’s net assets increased.

Subadvisory Agreements

The Investment Manager may contract with and compensate subadvisers to manage the investment of each Fund’s assets. The Investment Manager has entered into Subadvisory Agreements with the following subadvisers:

Fund	Subadviser
Variable Portfolio — BlackRock Global Inflation-Protected Securities Fund	BlackRock Financial Management, Inc.
Variable Portfolio — MFS® Blended Research® Core Equity Fund	Massachusetts Financial Services Company*
Variable Portfolio — Partners Small Cap Value Fund	Barrow, Hanley, Mewhinney & Strauss, LLC Denver Investment Advisors LLC Donald Smith & Co. Inc.** River Road Asset Management, LLC Segall Bryant & Hamill, LLC Snow Capital Management L.P.
Variable Portfolio — Victory Sycamore Established Value Fund	Victory Capital Management Inc.

154	Annual Report 2016

COLUMBIA VARIABLE PORTFOLIO FUNDS

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2016

*	Effective May 2, 2016, the Investment Manager entered into a Subadvisory Agreement with Massachusetts Financial Services Company (MFS) to serve as the subadviser to the Fund. The Investment Manager compensates MFS to manage the investment of the Fund’s assets. Prior to May 2, 2016, Sit Investment Associates, Inc. served as the subadviser to the Fund.

**	Effective June 21, 2016, Donald Smith & Co., Inc. no longer serves as subadviser to Variable Portfolio — Partners Small Cap Value Fund.

For Variable Portfolio — Partners Small Cap Value Fund, each subadviser manages a portion of the assets of the Fund. New investments, net of any redemptions, are allocated to each subadviser in accordance with the Investment Manager’s determination, subject to the oversight of the Board of Trustees, of the allocation that is in the best interest of the Fund’s shareholders. Each subadviser’s proportionate share of the investments in the Fund will vary due to market fluctuations.

Participating Affiliates

The Investment Manager and its investment advisory affiliates (Participating Affiliates) around the world may coordinate in providing services to their clients. Such coordination may include functional leadership of the business (the “Global” business). From time to time the Investment Manager (or any affiliated investment subadviser to the Fund, as the case may be) may engage its Participating Affiliates to provide a variety of services such as investment research, investment monitoring, trading and discretionary investment management (including portfolio management) to certain accounts managed by the Investment Manager, including the Fund. These Participating Affiliates will provide services to the Investment Manager (or any affiliated investment subadviser to the Fund as the case may be) either pursuant to subadvisory agreements, personnel-sharing agreements or similar inter-company arrangements and the Fund will pay no additional fees and expenses as a result of any such arrangements.

These Participating Affiliates, like the Investment Manager, are direct or indirect subsidiaries of Ameriprise Financial and are registered with appropriate respective regulators in their home jurisdictions and, where required, the Securities and Exchange Commission and the Commodity Futures Trading Commission in the United States.

Pursuant to some of these arrangements, certain employees of these Participating Affiliates may serve as “associated persons” of the Investment Manager and, in this capacity, subject to the oversight and supervision of the Investment Manager and consistent with the investment objectives, policies and limitations set forth in the Fund’s prospectus and Statement of Additional

Information (SAI), may provide such services to Columbia Variable Portfolio – Global Bond Fund on behalf of the Investment Manager.

Other Expenses

Other expenses are for, among other things, miscellaneous expenses of the Funds or the Board of Trustees, including payments to Board Services Corp., a company providing limited administrative services to the Funds and the Board of Trustees. That company’s expenses include boardroom and office expense, employee compensation, employee health and retirement benefits and certain other expenses. For the year ended December 31, 2016, other expenses paid by the Fund to this company were as follows:

Fund	Amount ($)
Columbia Variable Portfolio — Global Bond Fund	365

Columbia Variable Portfolio — Intermediate Bond Fund	2,310

Variable Portfolio — BlackRock Global Inflation-Protected Securities Fund	348

Variable Portfolio — MFS® Blended Research® Core Equity Fund	961

Variable Portfolio — Partners Small Cap Value Fund	721

Variable Portfolio — Victory Sycamore Established Value Fund	376

Compensation of Board Members

Board of Trustee members, who are not officers or employees of the Investment Manager or Ameriprise Financial, are compensated for their services to the Funds as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Plan), these Board of Trustee members may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. Each Fund’s liability for these amounts is adjusted for market value changes and remains in the Funds until distributed in accordance with the Plan. All amounts payable under the Plan constitute a general unsecured obligation of the Funds.

Compensation of Chief Compliance Officer

The Board of Trustees has appointed a Chief Compliance Officer to the Funds in accordance with federal securities regulations. The Funds are allocated a portion of the expenses associated with the Chief Compliance Officer based on relative net assets of the Trust.

Transactions With Affiliates

For the year ended December 31, 2016, certain Funds engaged in purchase and/or sale transactions with

Annual Report 2016	155

COLUMBIA VARIABLE PORTFOLIO FUNDS

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2016

affiliates and/or accounts that have a common investment manager (or affiliated investment managers), common directors/trustees, and/or common officers. Those purchase and sale transactions complied with provisions of Rule 17a-7 under the 1940 Act for the following Funds aggregated to:

	Purchases ($)	Sales ($)	Realized gain/(loss) from sale transactions ($)
Columbia Variable Portfolio — Intermediate Bond Fund	—	752,291	162,838

Variable Portfolio — MFS® Blended Research® Core Equity Fund	961,361	—	—

Transfer Agency Fees

The Funds have a Transfer and Dividend Disbursing Agent Agreement with Columbia Management Investment

Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial. The annual fee rate under this agreement is 0.06% of each Fund’s average daily net assets attributable to each share class.

Distribution Fees

The Funds have an agreement with the Distributor, an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution services. Under a Plan and Agreement of Distribution, each Fund pays a fee at an annual rate of up to 0.25% of each Fund’s average daily net assets attributable to Class 2 shares and an annual rate of up to 0.125% of each Fund’s average daily net assets attributable to Class 3 shares. The Funds pay no distribution and service fees for Class 1 shares.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the periods disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that each Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Funds’ custodian, do not exceed the following annual rates as a percentage of the class’ average daily net assets:

	May 1, 2016 through April 30, 2017			Prior to May 1, 2016
	Class 1 (%)	Class 2 (%)	Class 3 (%)	Class 1 (%)	Class 2 (%)	Class 3 (%)
Columbia Variable Portfolio — Global Bond Fund	0.69	0.94	0.815	0.72	0.97	0.845

Columbia Variable Portfolio — Intermediate Bond Fund	0.56	0.81	0.685	0.56	0.81	0.685

Variable Portfolio — BlackRock Global Inflation-Protected Securities Fund	0.65	0.90	0.775	0.63	0.88	0.755

Variable Portfolio — MFS® Blended Research® Core Equity Fund	0.77	1.02	0.895	0.77	1.02	0.895

Variable Portfolio — Partners Small Cap Value Fund	0.93	1.18	1.055	0.93	1.18	1.055

Variable Portfolio — Victory Sycamore Established Value Fund	0.85	1.10	0.975	0.89	1.14	1.015

Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend and interest expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.

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NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2016

Note 4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.

At December 31, 2016, these differences are primarily due to differing treatment for deferral/reversal of wash sale losses, derivative investments, tax straddles, swap investments, capital loss carryforwards, Trustees’ deferred compensation, excess distributions, principal and/or interest from fixed income securities, foreign currency transactions, foreign capital gains tax and net operating loss reclassification. To the extent these differences are permanent, reclassifications are made among the components of the Fund’s net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications.

In the Statement of Assets and Liabilities the following reclassifications were made:

Fund	Undistributed (excess of distributions over) Net Investment Income ($)	Accumulated Net Realized Gain (Loss) ($)	Paid-in Capital Increase (Decrease) ($)
Columbia Variable Portfolio – Global Bond Fund	(3,706,693)	11,018,580	(7,311,887)

Columbia Variable Portfolio – Intermediate Bond Fund	(22,952,345)	22,952,344	1

Variable Portfolio – BlackRock Global Inflation-Protected Securities Fund	2,104,596	(2,104,596)	—

Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by these reclassifications.

The tax character of distributions paid during the years indicated was as follows:

	Year Ended December 31, 2016			Year Ended December 31, 2015
Fund	Ordinary Income ($)	Long-Term Capital Gains ($)	Total ($)	Ordinary Income ($)	Long-Term Capital Gains ($)	Total ($)
Columbia Variable Portfolio – Global Bond Fund	—	4,765,272	4,765,272	—	18,384,300	18,384,300

Columbia Variable Portfolio – Intermediate Bond Fund	94,960,980	3,258,928	98,219,908	86,751,586	9,858,508	96,610,094

Variable Portfolio – BlackRock Global Inflation-Protected Securities Fund	—	—	—	74,505,777	—	74,505,777

Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.

At December 31, 2016, the components of distributable earnings on a tax basis were as follows:

Fund	Undistributed Ordinary Income ($)	Undistributed Long-Term Capital Gains ($)	Capital Loss Carryforwards ($)	Net Unrealized (Depreciation) ($)
Columbia Variable Portfolio – Global Bond Fund	—	—	(2,552,935)	(1,636,416)

Columbia Variable Portfolio – Intermediate Bond Fund	163,590,397	16,517,071	—	(7,705,781)

Variable Portfolio – BlackRock Global Inflation-Protected Securities Fund	3,731,444	337,865	—	(4,181,442)

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NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2016

At December 31, 2016, the cost of investments for federal income tax purposes along with the aggregate gross unrealized appreciation and depreciation based on that cost was:

Fund	Tax Cost ($)	Gross Unrealized Appreciation ($)	Gross Unrealized (Depreciation) ($)	Net Unrealized (Depreciation) ($)
Columbia Variable Portfolio – Global Bond Fund	155,507,449	2,467,836	(4,104,252)	(1,636,416)

Columbia Variable Portfolio – Intermediate Bond Fund	5,816,100,617	57,441,911	(65,147,692)	(7,705,781)

Variable Portfolio – BlackRock Global Inflation-Protected Securities Fund	134,558,471	3,810,623	(7,992,065)	(4,181,442)

Capital loss carryforwards may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code. At December 31, 2016, capital loss carryforwards were as follows:

Fund	No Expiration Long-Term
Columbia Variable Portfolio – Global Bond Fund	(2,552,935)

Management of the Funds has concluded that there are no significant uncertain tax positions in the Funds that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Funds’ federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 5. Portfolio Information

For the year ended December 31, 2016, the cost of purchases and proceeds from sales of securities, including U.S. government securities, but excluding short-term investments and derivatives, if any, for each Fund aggregated to:

	Purchases ($)	Proceeds from Sales ($)	Purchases of U.S. Government Securities ($)	Proceeds from Sales of U.S. Government Securities ($)
Columbia Variable Portfolio — Global Bond Fund	253,377,674	274,832,498	28,494,820	11,548,750

Columbia Variable Portfolio — Intermediate Bond Fund	23,578,950,556	23,675,601,468	17,693,991,935	17,243,418,469

Variable Portfolio — BlackRock Global Inflation-Protected Securities Fund	97,037,477	114,105,191	—	—

Variable Portfolio — MFS® Blended Research® Core Equity Fund	1,960,751,585	2,117,759,947	—	—

Variable Portfolio — Partners Small Cap Value Fund	526,067,320	980,752,756	—	—

Variable Portfolio — Victory Sycamore Established Value Fund	347,189,567	150,765,052	—	—

The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.

Note 6. Payments by Affiliates

During the year ended December 31, 2016, the Investment Manager reimbursed Variable Portfolio — Partners Small Cap Value Fund $118,107 for a loss on a trading error.

Note 7. Affiliated Money Market fund

Each Fund may invest in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by each Fund and other affiliated funds (the Affiliated MMF). The income earned by the Funds from such investments is included as Dividends — affiliated issuers in the Statement of Operations. As an investing fund, each Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. Effective October 1, 2016, the Affiliated MMF prices its shares with a floating net asset value (NAV) and no longer seeks to maintain a stable NAV. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.

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NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2016

Note 8. Line of Credit

Each Fund has access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., HSBC Bank USA, N.A. and JPMorgan Chase Bank, N.A. whereby the Funds may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility agreement, which is a collective agreement between the Funds and certain other funds managed by the Investment Manager, severally and not jointly, that permits collective borrowings up to $1 billion. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. Each Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations.

No Fund had borrowings during the year ended December 31, 2016.

Note 9. Significant Risks

Credit Risk

Credit risk is the risk that the value of debt securities in the Fund’s portfolio may decline because the issuer may default and fail to pay interest or repay principal when due. Rating agencies assign credit ratings to debt securities to indicate their credit risk. Lower rated or unrated debt securities held by Columbia Variable Portfolio — Global Bond Fund, Columbia Variable Portfolio — Intermediate Bond Fund and Variable Portfolio — BlackRock Global Inflation-Protected Securities Fund may present increased credit risk as compared to higher-rated debt securities.

Derivatives Risk

Columbia Variable Portfolio — Global Bond Fund, Columbia Variable Portfolio — Intermediate Bond Fund and Variable Portfolio — BlackRock Global Inflation-Protected Securities Fund invest in derivatives. Losses involving derivative instruments may be substantial, because a relatively small price movement in the underlying security(ies), commodity, currency or index or other instrument or asset may result in a substantial loss for the Fund. In addition to the potential for increased losses, the use of derivative instruments may lead to increased volatility within the Fund. Derivatives will typically increase the Fund’s exposure to principal risks to which it is otherwise exposed, and may expose the Fund to additional risks, including correlation risk, counterparty risk, hedging risk, leverage risk and liquidity risk.

Financial Sector Risk

Variable Portfolio — Partners Small Cap Value Fund may be more susceptible to the particular risks that may affect companies in the financial services sector than if it were invested in a wider variety of companies in unrelated sectors. Companies in the financial services sector are subject to certain risks, including the risk of regulatory change, decreased liquidity in credit markets and unstable interest rates. Such companies may have concentrated portfolios, such as a high level of loans to real estate developers, which makes them vulnerable to economic conditions that affect that industry. Performance of such companies may be affected by competitive pressures and exposure to investments or agreements that, under certain circumstances, may lead to losses (e.g., subprime loans). Companies in the financial services sector are subject to extensive governmental regulation that may limit the amount and types of loans and other financial commitments they can make, and interest rates and fees that they may charge. In addition, profitability of such companies is largely dependent upon the availability and the cost of capital.

Foreign Securities and Emerging Market Countries Risk

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities. Investing in emerging markets may accentuate these risks. These countries are also more likely to experience high levels of inflation, deflation or currency devaluation which could hurt their economies and securities markets. To the extent that Columbia Variable Portfolio — Global Bond Fund and Variable Portfolio — BlackRock Global Inflation-Protected Securities Fund concentrate their investment exposure to any one or a few specific countries, the Fund will be particularly susceptible to the various conditions, events or other factors impacting those countries and may, therefore, have a greater risk than that of a fund which is more geographically diversified.

High-Yield Investments Risk

Securities and other debt instruments held by Columbia Variable Portfolio — Global Bond Fund that are rated

Annual Report 2016	159

COLUMBIA VARIABLE PORTFOLIO FUNDS

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2016

below investment grade (commonly called “high-yield” or “junk” bonds) and unrated debt instruments of comparable quality expose the Fund to a greater risk of loss of principal and income than a fund that invests solely or primarily in investment grade securities. In addition, these investments have greater price fluctuations, are less liquid and are more likely to experience a default than higher-rated debt instruments. High-yield debt instruments are considered to be predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal.

Industrial Sector Risk

Variable Portfolio — Partners Small Cap Value Fund may be more susceptible to the particular risks that may affect companies in the industrials sector than if it were invested in a wider variety of companies in unrelated sectors. Companies in the industrials sector are subject to certain risks, including changes in supply and demand for their specific product or service and for industrial sector products in general, including decline in demand for such products due to rapid technological developments and frequent new product introduction. Performance of such companies may be affected by factors including government regulation, world events and economic conditions and risks for environmental damage and product liability claims.

Inflation Protected Securities Risk

Variable Portfolio — BlackRock Global Inflation-Protected Securities Fund’s inflation-protected debt securities tend to react to changes in real interest rates (i.e., nominal interest rates minus the expected impact of inflation). In general, the price of such securities falls when real interest rates rise, and rises when real interest rates fall. Interest payments on these securities will vary and may be more volatile than interest paid on ordinary bonds. In periods of deflation, the Fund may have no income at all from such investments.

Interest Rate Risk

Interest rate risk is the risk of losses attributable to changes in interest rates. In general, if prevailing interest rates rise, the values of debt securities tend to fall, and if interest rates fall, the values of debt securities tend to rise. Actions by governments and central banking authorities can result in increases in interest rates. Increasing interest rates may negatively affect the value of debt securities held by Columbia Variable Portfolio — Global Bond Fund, Columbia Variable Portfolio — Intermediate Bond Fund and Variable Portfolio — BlackRock Global Inflation-Protected Securities Fund,

resulting in a negative impact on the Fund’s performance and net asset value per share. In general, the longer the maturity or duration of a debt security, the greater its sensitivity to changes in interest rates.

Liquidity Risk

Liquidity risk is the risk associated with a lack of marketability of investments which may make it difficult to sell the investment at a desirable time or price. Changing regulatory, market or other conditions or environments (for example, the interest rate or credit environments) may adversely affect the liquidity of Columbia Variable Portfolio — Global Bond Fund, Columbia Variable Portfolio — Intermediate Bond Fund and Variable Portfolio — BlackRock Global Inflation-Protected Securities Fund investments. The Fund may have to accept a lower selling price for the holding, sell other investments, or forego another, more appealing investment opportunity. Generally, the less liquid the market at the time the Fund sells a portfolio investment, the greater the risk of loss or decline of value to the Fund. A less liquid market can lead to an increase in Fund redemptions, which may negatively impact Fund performance and net asset value per share, including, for example, if the Fund is forced to sell securities in a down market.

Mortgage- and Other Asset-Backed Securities Risk

The value of any mortgage-backed and other asset-backed securities held by the Fund may be affected by, among other things, changes or perceived changes in: interest rates; factors concerning the interests in and structure of the issuer or the originator of the mortgages or other assets; the creditworthiness of the entities that provide any supporting letters of credit, surety bonds or other credit enhancements; or the market’s assessment of the quality of underlying assets. Payment of principal and interest on some mortgage-backed securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of a particular U.S. Government agency, authority, enterprise or instrumentality, and some, but not all, are also insured or guaranteed by the U.S. Government. Mortgage-backed securities issued by non-governmental issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers) may entail greater risk than obligations guaranteed by the U.S. Government. Mortgage- and other asset-backed securities are subject to prepayment risk, which is the possibility that the underlying mortgage or other asset may be refinanced or prepaid prior to maturity during periods of declining or

160	Annual Report 2016

COLUMBIA VARIABLE PORTFOLIO FUNDS

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2016

low interest rates, causing Columbia Variable Portfolio — Intermediate Bond Fund, to have to reinvest the money received in securities that have lower yields. Rising or high interest rates tend to extend the duration of mortgage- and other asset-backed securities, making their prices more volatile and more sensitive to changes in interest rates.

Non-Diversification Risk

Columbia Variable Portfolio — Global Bond Fund and Variable Portfolio — BlackRock Global Inflation-Protected Securities Fund are non-diversified funds. A non-diversified fund is permitted to invest a greater percentage of its total assets in fewer issuers than a diversified fund. The Fund may, therefore, have a greater risk of loss from a few issuers than a similar fund that invests more broadly.

Shareholder Concentration Risk

At December 31, 2016, the Investment Manager and/or affiliates owned 100% of Class 1, Class 2 and Class 3 shares of each Fund. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Funds. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid or more liquid positions, resulting in Fund losses and the Fund holding a higher percentage of less liquid or illiquid securities. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.

Technology and Technology-Related Investment Risk

Variable Portfolio — MFS® Blended Research® Core Equity Fund may be more susceptible to the particular risks that may affect companies in the information technology sector, as well as other technology-related sectors (collectively, the technology sectors) than if it were invested in a wider variety of companies in unrelated sectors. Companies in the technology sectors are subject to certain risks, including the risk that new services, equipment or technologies will not be accepted by consumers and businesses or will become rapidly obsolete. Performance of such companies may be affected by factors including obtaining and protecting patents (or the failure to do so) and significant competitive pressures, including aggressive pricing of their products or services, new market entrants, competition for market share and short product cycles due to an accelerated rate of technological developments. Such competitive pressures may lead to limited earnings and/or falling profit margins. As a result, the value of their securities may fall or fail to rise. In addition, many technology sector companies have limited operating histories and prices of these companies’ securities historically have been more volatile than other securities, especially over the short term.

Note 10. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Note 11. Information Regarding Pending and Settled Legal Proceedings

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

Annual Report 2016	161

COLUMBIA VARIABLE PORTFOLIO FUNDS

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of Columbia Funds Variable Series Trust II and the Shareholders of Columbia Variable Portfolio — Global Bond Fund, Columbia Variable Portfolio — Intermediate Bond Fund, Variable Portfolio — BlackRock Global Inflation-Protected Securities Fund, Variable Portfolio — MFS® Blended Research® Core Equity Fund (formerly known as Variable Portfolio — Sit Dividend Growth Fund), Variable Portfolio — Partners Small Cap Value Fund and Variable Portfolio — Victory Sycamore Established Value Fund (formerly known as Variable Portfolio — Victory Established Value Fund)

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Variable Portfolio — Global Bond Fund, Columbia Variable Portfolio — Intermediate Bond Fund, Variable Portfolio — BlackRock Global Inflation-Protected Securities Fund, Variable Portfolio — MFS® Blended Research® Core Equity Fund (formerly known as Variable Portfolio — Sit Dividend Growth Fund), Variable Portfolio — Partners Small Cap Value Fund and Variable Portfolio — Victory Sycamore Established Value Fund (formerly known as Variable Portfolio — Victory Established Value Fund) (the “Funds,” constituting part of Columbia Funds Variable Series Trust II) as of December 31, 2016, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2016 by correspondence with the custodian, brokers, agent banks and transfer agent, and the application of alternative auditing procedures where such confirmations had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Minneapolis, MN

February 21, 2017

162	Annual Report 2016

COLUMBIA VARIABLE PORTFOLIO FUNDS

FEDERAL INCOME TAX INFORMATION

(Unaudited)

The Funds hereby designate the following tax attributes for the fiscal year ended December 31, 2016.

	Dividends Received Deduction (%)	Capital Gain Dividend ($)
Tax Designations
Columbia Variable Portfolio — Intermediate Bond Fund	1.53	17,447,265
Variable Portfolio — BlackRock Global Inflation-Protected Securities Fund	—	354,758

Dividends Received Deduction. The percentage of ordinary income distributed during the fiscal year that qualifies for the corporate dividends received deduction.

Capital Gain Dividend. The Fund designates as a capital gain dividend the amount reflected above, or if subsequently determined to be different, the net capital gain of such fiscal period.

Annual Report 2016	163

COLUMBIA VARIABLE PORTFOLIO FUNDS

TRUSTEES AND OFFICERS

Shareholders elect the Board that oversees the Fund’s operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, Trustees not affiliated with the Investment Manager generally may serve through the end of the calendar year in which they reach either the mandatory retirement age established by the Board or the fifteenth anniversary of the first Board meeting they attended as a member of the Board.

Independent Trustees
Name, Address, Year of Birth	Position Held With the Trust and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
George S. Batejan 901 S. Marquette Ave. Minneapolis, MN 55402 1953	Trustee since 1/17	Executive Vice President, Global Head of Technology and Operations, Janus Capital Group, Inc., 2010-2016	124	Trustee to other Columbia Funds since 2017; Advisory Board Member, University of Colorado Business School (Executive Committee, Nominating Committee and Governance Committee) since November 2015; former Chairman of the Board, NICSA (National Investment Company Services Association), 2014-2016; former Director, Intech Investment Management, 2011-2016; former Board Member, Metro Denver Chamber of Commerce, 2015-2016
Kathleen Blatz 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Trustee since 1/06 for RiverSource Funds and since 6/11 for Nations Funds	Attorney, specializing in arbitration and mediation; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees	126	Trustee to other Columbia Funds since 2006; Trustee, BlueCross BlueShield of Minnesota (Chair of the Business Development Committee) since 2009; Chair of the Robina Foundation since August 2013
Edward J. Boudreau, Jr. 901 S. Marquette Ave. Minneapolis, MN 55402 1944	Trustee since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, E.J. Boudreau & Associates (consulting) since 2000; FINRA Industry Arbitrator, 2002-present; Chairman and Chief Executive Officer, John Hancock Investments (asset management), Chairman and Interested Trustee for open-end and closed-end funds offered by John Hancock, 1989-2000; John Hancock Mutual Life Insurance Company, including Senior Vice President and Treasurer and Senior Vice President Information Technology, 1968-1988	124	Trustee to other Columbia Funds since 2005; former Trustee, Boston Museum of Science (Chair of Finance Committee), 1985- 2013; former Trustee, BofA Funds Series Trust (11 funds), 2005-2011

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TRUSTEES AND OFFICERS (continued)

Independent Trustees (continued)
Name, Address, Year of Birth	Position Held With the Trust and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
Pamela G. Carlton 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Trustee since 7/07 for RiverSource Funds and since 6/11 for Nations Funds	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, Morgan Stanley, 1982-1991	126	Trustee to other Columbia Funds since 2007; Trustee, New York Presbyterian Hospital Board (Executive Committee and Chair of Human Resources Committee) since 1996
William P. Carmichael 901 S. Marquette Ave. Minneapolis, MN 55402 1943	Trustee since 6/11 for RiverSource Funds and since 2003 for Nations Funds; Chair of the Board from 1/14-11/15	Retired; Co-founder, The Succession Fund (provides exit strategies to owners of privately held companies), 1998-2007; Adjunct Professor of Finance, Kelley School of Business, Indiana University, 1993-2007; Senior Vice President, Sara Lee Corporation, 1991-1993; Senior Vice President and Chief Financial Officer, Beatrice Foods Company, 1984-1990; Vice President, Esmark, Inc., 1973-1984; Associate, Price Waterhouse, 1968-1972	126	Trustee to other Columbia Funds since 2003; Director, The Finish Line (athletic shoes and apparel) since July 2003; Director, hhgregg since May, 2015; former Director, Cobra Electronics Corporation (electronic equipment manufacturer), 1994-August 2014; former Director, Spectrum Brands, Inc. (consumer products), 2002-2009; former Director, Simmons Company (bedding), 2004-2010; former Trustee, BofA Funds Series Trust (11 funds) 2003-2011; former Director, McMoRan Exploration Company (oil and gas exploration and development) 2010-2013; former Director, International Textile Corp., 2012-2016
Patricia M. Flynn 901 S. Marquette Ave. Minneapolis, MN 55402 1950	Trustee since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Trustee Professor of Economics and Management, Bentley University since 1976 (also teaches and conducts research on corporate governance); Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	126	Trustee to other Columbia Funds since 2004; Trustee, MA Taxpayers Foundation since 1997; Board of Governors, Innovation Institute, MA Technology Collaborative since 2010
William A. Hawkins 901 S. Marquette Ave. Minneapolis, MN 55402 1942	Chair of the Board since 11/15; Trustee since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, Overton Partners (financial consulting), since August 2010; President and Chief Executive Officer, California General Bank, N.A., January 2008-August 2010; Operation Hope, COO, 2004-2007; IndyMac Bancorp, President, CBG, 1999-2003; American General Bank, President, 1997-1999; Griffin Financial Services, CEO, 1981-1997; The Griffin Funds, CEO, 1992-1998	126	Trustee to other Columbia Funds since 2005; former Trustee, BofA Funds Series Trust (11 funds), 2005-2015

Annual Report 2016	165

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TRUSTEES AND OFFICERS (continued)

Independent Trustees (continued)
Name, Address, Year of Birth	Position Held With the Trust and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
Catherine James Paglia 901 S. Marquette Ave. Minneapolis, MN 55402 1952	Trustee since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Director, Enterprise Asset Management, Inc. (private real estate and asset management company) since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Managing Director, Morgan Stanley, 1982-1989; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	126	Trustee to other Columbia Funds since 2004; Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012; Trustee, Carleton College (on the Investment Committee); Trustee, Carnegie Endowment for International Peace (on the Investment Committee)
Minor M. Shaw 901 S. Marquette Ave. Minneapolis, MN 55402 1947	Trustee since 6/11 for RiverSource Funds and since 2003 for Nations Funds	President, Micco LLC (private investments) since 2011; President, Micco Corp. (family investment business), 1998-2011	126	Trustee to other Columbia Funds since 2003; Director, BlueCross BlueShield of South Carolina since April 2008; Advisory Board member, Duke Energy Corp. since October 2016; Chair of the Duke Endowment; Director, National Association of Corporate Directors, Carolinas Chapter, since 2013; Chair of Greenville — Spartanburg Airport Commission; former Trustee, BofA Funds Series Trust (11 funds), 2003-2011; former Director, Piedmont Natural Gas, 2004-2016
John G. Taft 901 S. Marquette Ave. Minneapolis, MN 55402 1955	Trustee since 1/17	Chief Executive Officer, RBC Wealth Management (a division of RBC Capital Markets LLC), 2005-2016	124	Trustee to other Columbia Funds since 2017; Trustee, Andy Warhol Foundation for Visual Arts (Finance Committee) since 2014; former Director, RBC Global Asset Management — U.S., 2001-2016

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TRUSTEES AND OFFICERS (continued)

Independent Trustees (continued)
Name, Address, Year of Birth	Position Held With the Trust and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
Alison Taunton-Rigby 901 S. Marquette Ave. Minneapolis, MN 55402 1944	Trustee since 11/02 for RiverSource Funds and since 6/11 for Nations Funds	President, Chief Executive Officer and Director, RiboNovix, Inc., 2003-2010; CMT Inc., 2001-2003; Aquila Biopharmaceuticals Inc., 1996-2000; Cambridge Biotech Corporation, 1995- 1996; Mitotix Inc., 1993-1994	126	Trustee to other Columbia Funds since 2002; Director, Boston Children’s Hospital since 2002; Director, ICI Mutual Insurance Company, since 2011; Director, Blumont/IRD since 2016; Director, Mount Ida College since 2016; former Director, Abt Associates (government contractor), 2001-2016; former Director, Healthways, Inc. (health and well-being solutions), 2005-2016

Interested Trustee Not Affiliated with Investment Manager*
Name, Address, Year of Birth	Position Held With the Trusts and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
Anthony M. Santomero 901 S. Marquette Ave. Minneapolis, MN 55402 1946	Trustee since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008; President, Federal Reserve Bank of Philadelphia, 2000- 2006; Professor of Finance, The Wharton School, University of Pennsylvania, 1972-2002	124	Trustee to other Columbia Funds since 2008; Trustee, Penn Mutual Life Insurance Company since March 2008; Director, Renaissance Reinsurance Ltd. since May 2008; Director, Citigroup Inc. since 2009; Director, Citibank, N.A. since 2009; former Trustee, BofA Funds Series Trust (11 funds), 2008-2011

*	Dr. Santomero is not an affiliated person of the Investment Manager or Ameriprise Financial. However, he is currently deemed by the Funds to be an “interested person” (as defined in the 1940 Act) of the Funds because he serves as a Director of Citigroup Inc. and Citibank, N.A., companies that may directly or through subsidiaries and affiliates engage from time-to-time in brokerage execution, principal transactions and lending relationships with the Funds or accounts advised/managed by the Investment Manager.

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COLUMBIA VARIABLE PORTFOLIO FUNDS

TRUSTEES AND OFFICERS (continued)

Interested Trustee Affiliated with Investment Manager*
Name, Address, Year of Birth	Position Held With the Trusts and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
William F. Truscott c/o Columbia Management Investment Advisers, LLC, 225 Franklin St. Boston, MA 02110 1960	Trustee since 11/01 for RiverSource Funds and since 6/11 for Nations Funds; Senior Vice President since 2002 for RiverSource Funds and since 5/10 for Nations Funds	Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010-September 2012); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006-August 2012.	185	Trustee to other Columbia Funds since 2001; Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010; Director, Columbia Management Investment Distributors, Inc. since May 2010; Former Director, Ameriprise Certificate Company, 2006-January 2013

*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.

The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611 or contacting your financial intermediary.

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COLUMBIA VARIABLE PORTFOLIO FUNDS

TRUSTEES AND OFFICERS (continued)

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Truscott, who is Senior Vice President, the Fund’s other officers are:

Fund Officers
Name, Address and Year of Birth	Position and Year First Appointed to Position for any Fund in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) During Past Five Years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously, Vice President and Chief Counsel January 2010-December 2014); officer of Columbia Funds and affiliated funds since 2007.
Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Treasurer (2011), Chief Financial Officer (2009) and Chief Accounting Officer (2015)	Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; senior officer of Columbia Funds and affiliated funds since 2002.
Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Senior Vice President (2011), Chief Legal Officer (2015) and Assistant Secretary (2008)	Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since January 2017 (previously Vice President and Lead Chief Counsel, November 2008-January 2017 and January 2013-January 2017, respectively, and Chief Counsel, January 2010-January 2013); Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since May 2010.
Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010.
Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)	Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Executive Vice President and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since July 2013 (previously Director and Global Chief Investment Officer, 2010-2013).
Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010.
Amy Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Vice President (2006)	Managing Director and Global Head of Operations, Columbia Management Investment Advisers, LLC since April 2016 (previously Managing Director and Chief Operating Officer, 2010-2016).
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Vice President and Secretary (2015)	Vice President and Group Counsel, Ameriprise Financial, Inc. since August 2011; officer of Columbia Funds and affiliated funds since 2005.

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IMPORTANT INFORMATION ABOUT THIS REPORT

The policy of the Board is to vote the proxies of the companies in which each fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how each fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting investor.columbiathreadneedleus.com, or searching the website of the SEC at sec.gov.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund’s Form N-Q is available on the SEC’s website at sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. Each fund’s complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.

Annual Report 2016	173

Columbia Variable Portfolio Funds

P.O. Box 8081

Boston, MA 02266-8081

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For fund and other investment product prospectuses, which contains this and other important information, contact your financial advisor or insurance representative. Please read the prospectus carefully before you invest. Each Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved. Columbia Management Investment Distributors, Inc., 225 Franklin Street, Boston, MA 02110-2804

© 2017 Columbia Management Investment Advisers, LLC.

S-6466 AN (2/17)

Item 2. Code of Ethics.

(a)	The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)	During the period covered by this report, there were not any amendments to a provision of the code of ethics adopted in 2(a) above.

(c)	During the period covered by this report, there were no waivers, including any implicit waivers, from a provision of the code of ethics described in 2(a) above that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that Edward J. Boudreau, Pamela G. Carlton, William A. Hawkins, Alison Taunton-Rigby and John Taft, each of whom are members of the registrant’s Board of Trustees and Audit Committee, each qualify as an audit committee financial expert. Mr. Boudreau, Ms. Carlton, Mr. Hawkins, Ms. Taunton-Rigby and Mr. Taft are each independent trustees, as defined in paragraph (a)(2) of this item’s instructions.

Item 4. Principal Accountant Fees and Services.

Fee information below is disclosed for the fifty series of the registrant whose reports to stockholders are included in this annual filing. Fiscal year 2015 includes fees for one series that liquidated during the period.

(a) Audit Fees. Aggregate Audit Fees billed by the principal accountant for professional services rendered during the fiscal years ended December 31, 2016 and December 31, 2015 are approximately as follows:

2016	2015
$1,213,700	$1,022,400

Audit Fees include amounts related to the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

(b) Audit-Related Fees. Aggregate Audit-Related Fees billed to the registrant by the principal accountant for professional services rendered during the fiscal years ended December 31, 2016 and December 31, 2015 are approximately as follows:

2016	2015
$36,500	$20,000

Audit-Related Fees include amounts for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported in Audit Fees above. In both fiscal years 2016 and 2015, Audit-Related Fees consist of agreed-upon procedures performed for semi-annual shareholder reports. Fiscal year 2016 also includes Audit-Related Fees for agreed upon procedures for fund mergers and the issuance of consents for fund mergers.

During the fiscal years ended December 31, 2016 and December 31, 2015, there were no Audit-Related Fees billed by the registrant’s principal accountant to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant.

(c) Tax Fees. Aggregate Tax Fees billed by the principal accountant to the registrant for professional services rendered during the fiscal years ended December 31, 2016 and December 31, 2015 are approximately as follows:

2016	2015
$171,500	$191,200

Tax Fees include amounts for the review of annual tax returns, the review of required shareholder distribution calculations and typically include amounts for professional services by the principal accountant for tax compliance, tax advice and tax planning. Fiscal years 2016 and 2015 also include Tax Fees for agreed-upon procedures related to foreign tax filings. Fiscal year 2015 also includes Tax Fees for agreed-upon procedures related to a fund merger and a final tax return.

During the fiscal years ended December 31, 2016 and December 31, 2015, there were no Tax Fees billed by the registrant’s principal accountant to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant.

(d) All Other Fees. Aggregate All Other Fees billed by the principal accountant to the registrant for professional services rendered during the fiscal years ended December 31, 2016 and December 31, 2015 are approximately as follows:

2016	2015
$0	$0

All Other Fees include amounts for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) above.

Aggregate All Other Fees billed by the registrant’s principal accountant to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant during the fiscal years ended December 31, 2016 and December 31, 2015 are approximately as follows:

2016	2015
$233,000	$225,000

In fiscal years 2016 and 2015, All Other Fees primarily consists of fees billed for internal control examinations of the registrant’s transfer agent and investment adviser.

(e)(1) Audit Committee Pre-Approval Policies and Procedures

The registrant’s Audit Committee is required to pre-approve the engagement of the registrant’s independent auditors to provide audit and non-audit services to the registrant and non-audit services to its investment adviser (excluding any sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser (the “Adviser”) or any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund (a “Control Affiliate”) if the engagement relates directly to the operations and financial reporting of the registrant.

The Audit Committee has adopted a Policy for Engagement of Independent Auditors for Audit and Non-Audit Services (the “Policy”). The Policy sets forth the understanding of the Audit Committee regarding the engagement of the registrant’s independent accountants to provide (i) audit and permissible audit-related, tax and other services to the registrant (“Fund Services”); (ii) non-audit services to the registrant’s Adviser and any Control Affiliates, that relates directly to the operations and financial reporting of a Fund (“Fund-related Adviser Services”); and (iii) certain other audit and non-audit services to the registrant’s Adviser and its Control Affiliates. A service will require specific pre-approval by the Audit Committee if it is to be provided by the Fund’s independent auditor; provided, however, that pre-approval of non-audit services to the Fund, the Adviser or Control Affiliates may be waived if certain de minimis requirements set forth in the SEC’s rules are met.

Under the Policy, the Audit Committee may delegate pre-approval authority to any pre-designated member or members who are independent board members. The member(s) to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next regular meeting. The Audit Committee’s responsibilities with respect to the pre-approval of services performed by the independent auditor may not be delegated to management.

On an annual basis, at a regularly scheduled Audit Committee meeting, the Fund’s Treasurer or other Fund officer shall submit to the Audit Committee a schedule of the types of Fund Services and Fund-related Adviser Services that are subject to specific pre-approval. This schedule will provide a description of each type of service that is subject to specific pre-approval, along with total projected fees for each service. The pre-approval will generally cover a one-year period. The Audit Committee will review and approve the types of services and the projected fees for the next one-year period and may add to, or subtract from, the list of pre-approved services from time to time, based on subsequent determinations. This specific approval acknowledges that the Audit Committee is in agreement with the specific types of services that the independent auditor will be permitted to perform and the projected fees for each service.

The Fund’s Treasurer or other Fund officer shall report to the Audit Committee at each of its regular meetings regarding all Fund Services or Fund-related Adviser Services provided since the last such report was rendered, including a description of the services, by category, with forecasted fees for the annual reporting period, proposed changes requiring specific pre-approval and a description of services provided by the independent auditor, by category, with actual fees during the current reporting period.

*****

(e)(2) 100% of the services performed for items (b) through (d) above during 2016 and 2015 were pre-approved by the registrant’s Audit Committee.

(f) Not applicable.

(g) The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for the fiscal years ended December 31, 2016 and December 31, 2015 are approximately as follows:

2016	2015
$441,000	$436,200

(h) The registrant’s Audit Committee of the Board of Directors has considered whether the provision of non-audit services that were rendered to the registrant’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments

(a)	The registrant’s “Schedule I – Investments in securities of unaffiliated issuers” (as set forth in 17 CFR 210.12-12) is included in Item 1 of this Form N-CSR.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive officer and principal financial officer, based on their evaluation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing of this report, have concluded that such controls and procedures are adequately designed to ensure that material information required to be disclosed by the registrant in Form N-CSR is accumulated and communicated to the registrant’s management, including the principal executive officer and principal financial officer, or persons performing similar functions, as appropriate to allow timely decisions regarding required disclosure.

(b)	There was no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of ethics required to be disclosed under Item 2 of Form N-CSR attached hereto as Exhibit 99.CODE ETH.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) attached hereto as Exhibit 99.CERT.

(a)(3) Not applicable.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	Columbia Funds Variable Series Trust II

By (Signature and Title)	/s/ Christopher O. Petersen
Christopher O. Petersen, President and Principal Executive Officer

Date	February 21, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Christopher O. Petersen
Christopher O. Petersen, President and Principal Executive Officer

Date	February 21, 2017

By (Signature and Title)	/s/ Michael G. Clarke
Michael G. Clarke, Treasurer and Chief Financial Officer

Date	February 21, 2017